UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-22-168033) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Items 1 and 6, this submission is identical in all material respects to the initial submission.

Item 1.	Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

•	PIMCO Funds— Global Core Asset Allocation Fund
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—Municipal Value Funds
•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
•	PIMCO Funds—PIMCO Climate Bond Fund
•	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO Income Fund

Filed under this submission on Form N-CSR:

•	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund
•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Real Return Fund
•	PIMCO Funds—PIMCO Short-Term Fund
•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—Private Account Portfolio Series – All Asset Funds
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Annual Report

March 31, 2022

PIMCO International Bond Fund (U.S. Dollar-Hedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the

2	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2022	3

Chairman’s Letter (Cont.)

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged)

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of tariffs on restrictions on U.S. investments in certain issuers and goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

In February 2022, Russia launched an invasion of Ukraine resulting in sanctions imposed upon various Russian entities and persons. The Fund may invest in securities and instruments that are economically tied to Russia. Such investments may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The reductions in liquidity in investments tied to Russia may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments tied to Russia that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C

6	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO International Bond Fund (U.S. Dollar-Hedged)	12/02/92	12/02/92	04/30/08	04/27/18	01/28/97	01/20/97	01/20/97	12/31/02	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use

ANNUAL REPORT	MARCH 31, 2022	7

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that, allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

8	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2022	9

PIMCO International Bond Fund (U.S. Dollar-Hedged)

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (12/02/92)
PIMCO International Bond Fund (U.S. Dollar-Hedged) Institutional Class	(4.04)%	2.63%	4.15%	6.57%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-2	(4.14)%	2.53%	4.04%	6.48%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-3	(4.19)%	2.48%	3.99%	6.42%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Administrative Class	(4.28)%	2.38%	3.89%	6.32%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A	(4.43)%	2.22%	3.73%	6.12%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	(8.01)%	1.45%	3.34%	5.98%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C	(5.14)%	1.47%	2.96%	5.33%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	(6.09)%	1.47%	2.96%	5.33%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class R	(4.66)%	1.97%	3.47%	5.85%
Bloomberg Global Aggregate ex-USD (USD Hedged) Index	(3.56)%	2.25%	3.20%	5.36%	♦
Lipper International Income Funds Average	(6.29)%	0.64%	0.72%	4.68%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for the Institutional Class shares, 0.62% for I-2 shares, 0.72% for I-3 shares, 0.77% for Administrative Class shares, 0.92% for Class A shares, 1.67% for Class C shares, and 1.17% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Institutional Class - PFORX	I-2 - PFBPX	I-3 - PFONX	Administrative Class - PFRAX
Class A - PFOAX	Class C - PFOCX	Class R - PFRRX

Geographic Breakdown as of March 31, 2022†§

United States	31.0%
Japan	13.7%
United Kingdom	9.3%
Short-Term Instruments‡	9.1%
China	6.1%
Cayman Islands	5.4%
Denmark	3.4%
France	3.1%
Singapore	2.1%
Germany	1.7%
Italy	1.7%
South Korea	1.5%
Ireland	1.4%
Malaysia	1.4%
Australia	1.3%
Switzerland	1.1%
Spain	1.1%
Other	5.6%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments. The Fund will invest under normal circumstances in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Fund’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration in Russia contributed to relative performance, as interest rates rose in February 2022.

»	Overweight exposure to the non-agency residential mortgage-backed securities (“MBS”) sector contributed to performance, as the sector generated positive returns.

»	Underweight exposure to duration in the U.S., particularly in March 2022, contributed to performance, as interest rates rose.
»	Underweight exposure to longer maturity eurozone interest rates detracted from relative performance, as the euro swaps curve flattened.

»	Overweight exposure to duration in Peru detracted from relative performance, as interest rates rose.

»	Overweight exposure to higher coupon agency MBS detracted from relative performance, as they underperformed like-duration U.S. Treasuries.

ANNUAL REPORT	MARCH 31, 2022	11

Expense Example PIMCO International Bond Fund (U.S. Dollar-Hedged)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$959.40	$2.49	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	959.00	2.98	1,000.00	1,021.89	3.07	0.61
I-3	1,000.00	958.70	3.22	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	958.20	3.71	1,000.00	1,021.14	3.83	0.76
Class A	1,000.00	957.50	4.44	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	953.90	8.09	1,000.00	1,016.65	8.35	1.66
Class R	1,000.00	956.30	5.66	1,000.00	1,019.15	5.84	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Benchmark Description

Index*	Benchmark Description

Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index	Bloomberg Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities. The index launched on 1/1/1998. The index performance shown prior to that date is calculated using the JPMorgan GBI Global ex-US Index Hedged in USD, which was the Fund’s primary benchmark index from the Fund’s inception until 12/1/2015.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	13

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2022	$10.90	$0.21	$(0.64)	$(0.43)	$(0.17)	$0.00	$(0.17)

03/31/2021	10.45	0.20	0.51	0.71	(0.26)	0.00	(0.26)

03/31/2020	10.90	0.24	0.01	0.25	(0.67)	(0.03)	(0.70)

03/31/2019	10.78	0.23	0.22	0.45	(0.30)	(0.03)	(0.33)

03/31/2018	10.50	0.19	0.26	0.45	(0.17)	0.00	(0.17)

I-2

03/31/2022	10.90	0.20	(0.65)	(0.45)	(0.15)	0.00	(0.15)

03/31/2021	10.45	0.19	0.51	0.70	(0.25)	0.00	(0.25)

03/31/2020	10.90	0.23	0.01	0.24	(0.66)	(0.03)	(0.69)

03/31/2019	10.78	0.22	0.22	0.44	(0.29)	(0.03)	(0.32)

03/31/2018	10.50	0.18	0.26	0.44	(0.16)	0.00	(0.16)

I-3

03/31/2022	10.90	0.19	(0.64)	(0.45)	(0.15)	0.00	(0.15)

03/31/2021	10.45	0.19	0.50	0.69	(0.24)	0.00	(0.24)

03/31/2020	10.90	0.22	0.02	0.24	(0.66)	(0.03)	(0.69)

04/27/2018 - 03/31/2019	10.75	0.20	0.25	0.45	(0.27)	(0.03)	(0.30)

Administrative Class

03/31/2022	10.90	0.18	(0.64)	(0.46)	(0.14)	0.00	(0.14)

03/31/2021	10.45	0.18	0.50	0.68	(0.23)	0.00	(0.23)

03/31/2020	10.90	0.21	0.02	0.23	(0.65)	(0.03)	(0.68)

03/31/2019	10.78	0.20	0.22	0.42	(0.27)	(0.03)	(0.30)

03/31/2018	10.50	0.17	0.25	0.42	(0.14)	0.00	(0.14)

Class A

03/31/2022	10.90	0.16	(0.64)	(0.48)	(0.12)	0.00	(0.12)

03/31/2021	10.45	0.16	0.50	0.66	(0.21)	0.00	(0.21)

03/31/2020	10.90	0.20	0.01	0.21	(0.63)	(0.03)	(0.66)

03/31/2019	10.78	0.19	0.22	0.41	(0.26)	(0.03)	(0.29)

03/31/2018	10.50	0.15	0.25	0.40	(0.12)	0.00	(0.12)

Class C

03/31/2022	10.90	0.08	(0.64)	(0.56)	(0.04)	0.00	(0.04)

03/31/2021	10.45	0.08	0.50	0.58	(0.13)	0.00	(0.13)

03/31/2020	10.90	0.11	0.02	0.13	(0.55)	(0.03)	(0.58)

03/31/2019	10.78	0.11	0.22	0.33	(0.18)	(0.03)	(0.21)

03/31/2018	10.49	0.07	0.26	0.33	(0.04)	0.00	(0.04)

14	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.30	(4.04)%	$7,924,193	0.51%		0.51%		0.50%		0.50%		1.92%		334%

10.90	6.79	8,358,457	0.52		0.52		0.50		0.50		1.87		520

10.45	2.22	7,276,178	0.60		0.60		0.50		0.50		2.18		333

10.90	4.25	7,004,484	0.55		0.55		0.50		0.50		2.15		202

10.78	4.28	5,441,847	0.56		0.56		0.50		0.50		1.81		154

10.30	(4.14)	3,208,025	0.61		0.61		0.60		0.60		1.82		334

10.90	6.68	3,086,917	0.62		0.62		0.60		0.60		1.77		520

10.45	2.12	2,323,448	0.70		0.70		0.60		0.60		2.08		333

10.90	4.15	2,235,345	0.65		0.65		0.60		0.60		2.05		202

10.78	4.18	1,813,474	0.66		0.66		0.60		0.60		1.71		154

10.30	(4.19)	143,648	0.66		0.71		0.65		0.70		1.77		334

10.90	6.63	193,552	0.67		0.72		0.65		0.70		1.72		520

10.45	2.08	87,917	0.75		0.80		0.65		0.70		1.99		333

10.90	4.27	44,144	0.70	*	0.75	*	0.65	*	0.70	*	2.05	*	202

10.30	(4.28)	98,955	0.76		0.76		0.75		0.75		1.67		334

10.90	6.52	142,953	0.77		0.77		0.75		0.75		1.62		520

10.45	1.97	118,743	0.85		0.85		0.75		0.75		1.93		333

10.90	3.99	105,489	0.80		0.80		0.75		0.75		1.90		202

10.78	4.02	113,659	0.81		0.81		0.75		0.75		1.56		154

10.30	(4.43)	863,436	0.91		0.91		0.90		0.90		1.52		334

10.90	6.36	1,067,670	0.92		0.92		0.90		0.90		1.47		520

10.45	1.81	1,016,466	1.00		1.00		0.90		0.90		1.79		333

10.90	3.84	1,307,657	0.95		0.95		0.90		0.90		1.75		202

10.78	3.86	1,430,893	0.96		0.96		0.90		0.90		1.44		154

10.30	(5.14)	43,591	1.66		1.66		1.65		1.65		0.76		334

10.90	5.57	64,114	1.67		1.67		1.65		1.65		0.72		520

10.45	1.06	69,590	1.75		1.75		1.65		1.65		1.04		333

10.90	3.07	74,219	1.70		1.70		1.65		1.65		1.00		202

10.78	3.15	75,690	1.71		1.71		1.65		1.65		0.64		154

ANNUAL REPORT	MARCH 31, 2022	15

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class R

03/31/2022	$10.90	$0.14	$(0.64)	$(0.50)	$(0.10)	$0.00	$(0.10)

03/31/2021	10.45	0.13	0.51	0.64	(0.19)	0.00	(0.19)

03/31/2020	10.90	0.17	0.01	0.18	(0.60)	(0.03)	(0.63)

03/31/2019	10.78	0.16	0.22	0.38	(0.23)	(0.03)	(0.26)

03/31/2018	10.50	0.12	0.26	0.38	(0.10)	0.00	(0.10)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.30	(4.66)%	$67,742	1.16%	1.16%	1.15%	1.15%	1.27%	334%

10.90	6.10	72,152	1.17	1.17	1.15	1.15	1.22	520

10.45	1.56	66,882	1.25	1.25	1.15	1.15	1.54	333

10.90	3.58	67,237	1.20	1.20	1.15	1.15	1.50	202

10.78	3.61	55,673	1.21	1.21	1.15	1.15	1.16	154

ANNUAL REPORT	MARCH 31, 2022	17

Statement of Assets and Liabilities PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$13,344,229
Investments in Affiliates	1,225,532

Financial Derivative Instruments
Exchange-traded or centrally cleared	51,902
Over the counter	247,029
Deposits with counterparty	52,012
Foreign currency, at value	62,939
Receivable for investments sold	228,136
Receivable for investments sold on a delayed-delivery basis	877
Receivable for TBA investments sold	5,829,311
Receivable for Fund shares sold	14,049
Interest and/or dividends receivable	68,044
Dividends receivable from Affiliates	729
Reimbursement receivable from PIMCO	7
Other assets	2

Total Assets	21,124,798

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$922,507
Payable for short sales	2,322,897

Financial Derivative Instruments
Exchange-traded or centrally cleared	45,297
Over the counter	102,571
Payable for investments purchased	271,809
Payable for investments in Affiliates purchased	729
Payable for TBA investments purchased	4,832,884
Deposits from counterparty	227,177
Payable for Fund shares redeemed	39,130
Distributions payable	3,292
Overdraft due to custodian	594
Accrued investment advisory fees	2,678
Accrued supervisory and administrative fees	3,108
Accrued distribution fees	66
Accrued servicing fees	212
Other liabilities	257

Total Liabilities	8,775,208

Net Assets	$12,349,590

Net Assets Consist of:

Paid in capital	$12,821,491
Distributable earnings (accumulated loss)	(471,901)

Net Assets	$12,349,590

Cost of investments in securities	$13,892,221
Cost of investments in Affiliates	$1,233,392
Cost of foreign currency held	$63,075
Proceeds received on short sales	$2,345,366
Cost or premiums of financial derivative instruments, net	$(287,218)

* Includes repurchase agreements of:	$1,253

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

Net Assets:

Institutional Class	$7,924,193
I-2	3,208,025
I-3	143,648
Administrative Class	98,955
Class A	863,436
Class C	43,591
Class R	67,742

Shares Issued and Outstanding:

Institutional Class	769,233
I-2	311,416
I-3	13,944
Administrative Class	9,606
Class A	83,817
Class C	4,232
Class R	6,576

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.30
I-2	10.30
I-3	10.30
Administrative Class	10.30
Class A	10.30
Class C	10.30
Class R	10.30

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2022	19

Statement of Operations PIMCO International Bond Fund (U.S. Dollar-Hedged)

Year Ended March 31, 2022
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$307,290
Dividends	8,003
Dividends from Investments in Affiliates	12,535
Total Income	327,828

Expenses:

Investment advisory fees	33,731
Supervisory and administrative fees	39,068
Distribution and/or servicing fees - Administrative Class	348
Distribution and/or servicing fees - Class A	2,473
Distribution and/or servicing fees - Class C	551
Distribution and/or servicing fees - Class R	358
Trustee fees	73
Interest expense	1,086
Miscellaneous expense	25
Total Expenses	77,713
Waiver and/or Reimbursement by PIMCO	(87)
Net Expenses	77,626

Net Investment Income (Loss)	250,202

Net Realized Gain (Loss):

Investments in securities	284,547
Investments in Affiliates	(5,703)
Exchange-traded or centrally cleared financial derivative instruments	(247,160)
Over the counter financial derivative instruments	230,009
Short sales	1,363
Foreign currency	(17,570)

Net Realized Gain (Loss)	245,486

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(1,026,697)
Investments in Affiliates	(11,243)
Exchange-traded or centrally cleared financial derivative instruments	(12,456)
Over the counter financial derivative instruments	(25,268)
Short sales	(6,634)
Foreign currency assets and liabilities	23,024

Net Change in Unrealized Appreciation (Depreciation)	(1,059,274)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(563,586)

* Foreign tax withholdings	$853

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

Statements of Changes in Net Assets PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$250,202	$219,647
Net realized gain (loss)	245,486	(295,245)
Net change in unrealized appreciation (depreciation)	(1,059,274)	819,347

Net Increase (Decrease) in Net Assets Resulting from Operations	(563,586)	743,749

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(133,954)	(191,013)
I-2	(47,497)	(62,261)
I-3	(2,404)	(3,773)
Administrative Class	(1,778)	(2,917)
Class A	(11,175)	(21,076)
Class C	(208)	(830)
Class R	(632)	(1,195)

Total Distributions(a)	(197,648)	(283,065)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	125,009	1,565,907

Total Increase (Decrease) in Net Assets	(636,225)	2,026,591

Net Assets:

Beginning of year	12,985,815	10,959,224
End of year	$12,349,590	$12,985,815

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	21

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.1%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$4,830	$1,630
1.000% due 07/09/2029		126	43
2.500% due 07/09/2041 þ		920	327
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	136,540	697

Total Argentina (Cost $10,861)			2,697

AUSTRALIA 1.6%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
1.139% due 12/05/2059 •		$359	359
1.219% due 09/05/2057 •		4,071	4,071

RESIMAC Premier
1.339% due 02/07/2052 •		3,084	3,090

			7,520

SOVEREIGN ISSUES 1.5%

Australia Government International Bond
0.500% due 09/21/2026	AUD	145,600	99,449
1.000% due 11/21/2031		23,500	14,889
1.750% due 06/21/2051		39,200	21,108
2.500% due 05/21/2030		15,800	11,587

Northern Territory Treasury Corp.
2.000% due 04/21/2031		8,800	5,904

South Australia Government Financing Authority
1.750% due 05/24/2032		17,100	11,159

Treasury Corp. of Victoria
4.250% due 12/20/2032		23,500	19,175

			183,271

Total Australia (Cost $205,255)			190,791

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Erste Group Bank AG
4.250% due 10/15/2027 •(g)(h)	EUR	1,000	1,056
6.500% due 04/15/2024 •(g)(h)		1,400	1,631

Total Austria (Cost $3,022)			2,687

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CANADA 1.1%

CORPORATE BONDS & NOTES 0.1%

CGI, Inc.
1.450% due 09/14/2026		$2,200	$2,024

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	9,200	10,256

			12,280

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~	CAD	10,284	7,877
2.867% due 02/12/2055 ~		16,700	12,290
3.072% due 08/12/2053		1,810	1,453
3.650% due 08/12/2053		6,200	4,918

			26,538

SOVEREIGN ISSUES 0.8%

Canada Government International Bond
2.000% due 12/01/2051		94,850	69,894

Canada Government Real Return Bond
1.500% due 12/01/2044		11,309	10,804

Province of Ontario
2.500% due 04/27/2026		$4,000	3,976

Province of Quebec
3.000% due 09/01/2023	CAD	19,200	15,522

			100,196

Total Canada (Cost $147,091)			139,014

CAYMAN ISLANDS 6.4%

ASSET-BACKED SECURITIES 5.8%

ACREC Ltd.
1.618% due 10/16/2036 •		$14,500	14,280

Anchorage Capital CLO Ltd.
1.291% due 07/15/2030 •		21,300	21,297
1.399% due 07/22/2032 •		8,250	8,203

Apex Credit CLO Ltd.
1.918% due 09/20/2029 ~		15,600	15,515

Arbor Realty Commercial Real Estate Notes Ltd.
1.500% due 01/15/2037 •		31,200	31,048
1.747% due 11/15/2036 •		30,600	30,321

Ares CLO Ltd.
1.111% due 01/15/2029 •		25,992	25,814

Benefit Street Partners CLO Ltd.
1.191% due 10/15/2030 •		8,200	8,131
1.254% due 07/20/2029 •		5,773	5,746
1.271% due 01/17/2032 •		5,400	5,358

22	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.321% due 07/15/2032 •	$6,500	$6,451

Brookside Mill CLO Ltd.
1.061% due 01/17/2028 •	1,093	1,093

Carlyle Global Market Strategies CLO Ltd.
1.409% due 08/14/2030 •	28,600	28,609

Crestline Denali CLO Ltd.
1.399% due 10/23/2031 •	9,850	9,722

Dryden Senior Loan Fund
1.261% due 04/15/2029 •	14,410	14,369

Galaxy CLO Ltd.
1.211% due 10/15/2030 •	22,950	22,789

GoldenTree Loan Management U.S. CLO Ltd.
1.164% due 11/20/2030 •	13,000	12,868

KKR CLO Ltd.
1.191% due 07/15/2030 •	11,850	11,714

LCM Ltd.
1.375% due 07/20/2030 •	19,150	19,055

LoanCore Issuer Ltd.
1.600% due 01/17/2037 •	11,600	11,535
1.697% due 11/15/2038 •	29,800	29,637

Madison Park Funding Ltd.
1.378% due 04/25/2032 •	7,200	7,160

Magnetite Ltd.
1.386% due 11/15/2028 •	10,536	10,462

Marble Point CLO Ltd.
1.281% due 10/15/2030 ~	11,050	11,001

MidOcean Credit CLO
1.530% due 02/20/2031 •	11,500	11,403

MKS CLO Ltd.
1.254% due 07/20/2030 ~	7,300	7,304

MP CLO Ltd.
1.131% due 10/18/2028 •	23,530	23,414

OSD CLO Ltd.
1.835% due 04/17/2031 •	11,000	10,878

OZLM Ltd.
1.221% due 10/17/2029 •	25,187	25,064
1.414% due 07/20/2032 •	15,500	15,425

Palmer Square Loan Funding Ltd.
0.928% due 10/15/2029 •	17,500	17,353

Romark CLO Ltd.
1.289% due 10/23/2030 •	17,900	17,789

Sound Point CLO Ltd.
1.159% due 01/23/2029 •	20,283	20,299
1.304% due 10/20/2028 •	16,186	16,158
1.464% due 07/20/2032 •	15,350	15,302

Starwood Mortgage Trust
1.400% due 11/15/2038 •	21,900	21,697

Stratus CLO Ltd.
0.993% due 12/28/2029 •	10,950	10,870

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Symphony CLO Ltd.
1.121% due 04/15/2028 •	$2,474	$2,466
1.188% due 07/14/2026 •	2,044	2,041

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •	13,350	13,241

TCW CLO Ltd.
1.228% due 04/25/2031 •	17,300	17,137

Telos CLO Ltd.
1.191% due 04/17/2028 •	1,062	1,064

TICP CLO Ltd.
1.094% due 04/20/2028 •	20,154	20,121

Venture CLO Ltd.
1.121% due 04/15/2027 •	3,345	3,344
1.154% due 10/20/2028 •	10,653	10,613
1.244% due 07/20/2030 •	20,200	19,993
1.538% due 08/28/2029 •	21,428	21,431

Vibrant CLO Ltd.
1.294% due 09/15/2030 •	10,300	10,282
1.374% due 07/20/2032 •	8,800	8,746

Voya CLO Ltd.
1.241% due 10/15/2030 •	10,300	10,182

Wellfleet CLO Ltd.
1.144% due 07/20/2029 •	5,288	5,259

		721,054

CORPORATE BONDS & NOTES 0.3%

KSA Sukuk Ltd.
2.894% due 04/20/2022	4,900	4,903

MGM China Holdings Ltd.
4.750% due 02/01/2027	3,400	2,998

QNB Finance Ltd.
1.315% (US0003M + 1.000%) due 05/02/2022 ~	1,000	1,000

SA Global Sukuk Ltd.
0.946% due 06/17/2024	4,200	4,023
2.694% due 06/17/2031	7,900	7,494

Sands China Ltd.
5.125% due 08/08/2025	4,100	4,085
5.400% due 08/08/2028	9,200	9,064

Tencent Holdings Ltd.
3.595% due 01/19/2028	1,300	1,269

		34,836

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

BDS Ltd.
1.464% due 09/15/2035 •	6,422	6,348

GPMT Ltd.
1.718% due 07/16/2035 •	13,072	13,036

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	23

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MF1 Multifamily Housing Mortgage Loan Trust
1.293% due 07/15/2036 •		$13,700	$13,489

			32,873

Total Cayman Islands (Cost $794,308)			788,763

CHILE 0.1%

SOVEREIGN ISSUES 0.1%

Chile Government International Bond
2.750% due 01/31/2027		$7,500	7,347
4.000% due 01/31/2052		2,600	2,573

Total Chile (Cost $10,071)			9,920

CHINA 7.1%

SOVEREIGN ISSUES 7.1%

China Development Bank
3.050% due 08/25/2026	CNY	136,400	21,630
3.390% due 07/10/2027		195,300	31,402
3.430% due 01/14/2027		209,800	33,838
4.040% due 04/10/2027		680,700	112,717
4.240% due 08/24/2027		1,581,200	264,754
4.880% due 02/09/2028		530,900	91,861

China Government International Bond
2.680% due 05/21/2030		846,300	131,380
3.010% due 05/13/2028		158,700	25,361
3.280% due 12/03/2027		1,000	163
3.400% due 02/09/2027		26,000	4,251
3.530% due 10/18/2051		284,900	46,358
3.720% due 04/12/2051		204,900	34,147
3.810% due 09/14/2050		494,200	83,331

Total China (Cost $819,839)			881,193

DENMARK 4.0%

CORPORATE BONDS & NOTES 4.0%

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	977,623	125,926
1.500% due 10/01/2053		84,087	11,177

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		541,303	69,254
1.500% due 10/01/2053		47,809	6,402

Nykredit Realkredit AS
1.000% due 10/01/2050		1,555,198	200,051
1.000% due 10/01/2053		48,093	6,140
1.500% due 10/01/2053		261,722	34,936

Realkredit Danmark AS
1.000% due 10/01/2050		265,448	34,538
1.000% due 10/01/2053		12,803	1,648

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 10/01/2053	DKK	66,999	$8,946

Total Denmark (Cost $570,705)			499,018

FRANCE 3.7%

CORPORATE BONDS & NOTES 1.2%

BNP Paribas SA
1.675% due 06/30/2027 •		$16,500	15,111
2.591% due 01/20/2028 •		15,100	14,226
3.132% due 01/20/2033 •		29,300	27,150
4.625% due 02/25/2031 •(g)(h)		4,900	4,386

BPCE SA
2.045% due 10/19/2027 •		9,000	8,293

Dexia Credit Local SA
3.250% due 09/26/2023		6,800	6,889

Renault SA
1.125% due 10/04/2027	EUR	8,000	7,617

Societe Generale SA
1.488% due 12/14/2026 •		$49,200	44,537
2.797% due 01/19/2028 •		7,400	6,937
3.337% due 01/21/2033 •		7,800	7,184
7.375% due 10/04/2023 •(g)(h)		1,700	1,735

			144,065

SOVEREIGN ISSUES 2.5%

France Government International Bond
0.500% due 05/25/2072 (k)	EUR	19,400	13,708
0.750% due 05/25/2052 (k)		89,850	83,799
2.000% due 05/25/2048 (k)		117,900	149,534
3.250% due 05/25/2045 (k)		38,900	59,656

			306,697

Total France (Cost $470,420)			450,762

GERMANY 2.0%

CORPORATE BONDS & NOTES 2.0%

Deutsche Bank AG
0.898% due 05/28/2024 (i)		$8,700	8,290
1.000% due 11/19/2025 •	EUR	200	217
1.625% due 01/20/2027		42,200	45,493
1.750% due 11/19/2030 •		4,400	4,564
2.129% due 11/24/2026 •(i)		$10,600	9,839
2.222% due 09/18/2024 •		32,000	31,316
2.552% due 01/07/2028 •		22,600	20,886
2.625% due 12/16/2024	GBP	5,100	6,600
2.625% due 02/12/2026	EUR	18,800	21,284
3.035% due 05/28/2032 •(i)		$9,900	8,913
3.547% due 09/18/2031 •		9,700	9,162
3.729% due 01/14/2032 •(i)		4,200	3,752

24	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.950% due 02/27/2023		$6,600	$6,667
3.961% due 11/26/2025 •		29,550	29,554

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	9,400	10,301

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		1,400	1,498

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$2,900	2,848

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	15,000	10,796

Schaeffler AG
3.375% due 10/12/2028	EUR	5,000	5,432

Volkswagen Bank GmbH
1.875% due 01/31/2024		5,900	6,649
2.500% due 07/31/2026		4,400	4,988

ZF Finance GmbH
2.000% due 05/06/2027		1,100	1,099

Total Germany (Cost $269,136)			250,148

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$11,400	11,438

Total India (Cost $11,436)			11,438

IRELAND 1.6%

ASSET-BACKED SECURITIES 1.4%

Accunia European CLO DAC
0.950% due 07/15/2030 •	EUR	5,839	6,437

Armada Euro CLO DAC
0.720% due 07/15/2031 •		15,000	16,457

Aurium CLO DAC
0.670% due 04/16/2030 ~		7,486	8,245

Blackrock European CLO DAC
0.620% due 10/15/2031 •		7,000	7,644

BNPP AM Euro CLO DAC
0.650% due 10/15/2031 •		1,879	2,066

Cairn CLO DAC
0.600% due 04/30/2031 •		12,000	13,221
0.670% due 01/31/2030 •		3,697	4,068

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		19,000	20,830

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •		6,400	7,001
0.650% due 07/21/2030 •		7,565	8,329
0.650% due 10/15/2031 •		15,650	17,153

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	10,000	$10,955

Jubilee CLO DAC
0.610% due 04/15/2030 •		11,000	12,068
0.650% due 04/15/2031 •		8,700	9,509

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		5,098	5,593
0.690% due 12/15/2031 •		15,850	17,423
0.870% due 01/15/2030 •		6,088	6,730

			173,729

CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
1.150% due 10/29/2023		$6,900	6,609
1.650% due 10/29/2024		5,500	5,199
1.750% due 10/29/2024		5,000	4,716
2.450% due 10/29/2026		3,600	3,335

AIB Group PLC
2.875% due 05/30/2031 •	EUR	3,600	3,937
4.750% due 10/12/2023		$3,200	3,257

			27,053

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

European Loan Conduit DAC
1.000% due 02/17/2030 •	EUR	2,697	2,957

Total Ireland (Cost $219,890)			203,739

ISRAEL 0.6%

SOVEREIGN ISSUES 0.6%

Israel Government International Bond
2.000% due 03/31/2027	ILS	111,200	35,324
3.375% due 01/15/2050		$1,600	1,520
3.800% due 05/13/2060		24,100	24,130
3.875% due 07/03/2050		600	620
4.125% due 01/17/2048		6,600	7,043

Total Israel (Cost $69,633)			68,637

ITALY 2.0%

CORPORATE BONDS & NOTES 0.9%

Banca Carige SpA
0.971% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	32,500	35,977

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		14,835	16,056
2.625% due 04/28/2025		8,000	8,363
3.625% due 09/24/2024		1,500	1,608
4.000% due 07/10/2022 (k)		600	662

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	25

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(g)(h)	EUR	8,600	$10,598

UniCredit SpA
2.200% due 07/22/2027 •		3,550	3,902
7.500% due 06/03/2026 •(g)(h)		4,800	5,752
7.830% due 12/04/2023		$22,190	23,592
9.250% due 06/03/2022 •(g)(h)	EUR	4,800	5,390

			111,900

SOVEREIGN ISSUES 1.1%

Italy Buoni Poliennali Del Tesoro
1.500% due 04/30/2045 (k)		11,900	11,206
1.750% due 07/01/2024 (k)		27,800	31,550
1.850% due 07/01/2025 (k)		46,300	52,767
2.150% due 03/01/2072 (k)		32,900	31,108

Italy Government International Bond
6.000% due 08/04/2028 (k)	GBP	5,900	9,106

			135,737

Total Italy (Cost $267,150)			247,637

JAPAN 16.2%

CORPORATE BONDS & NOTES 1.1%

Mizuho Financial Group, Inc.
1.128% (US0003M + 0.630%) due 05/25/2024 ~		$18,500	18,503
1.625% (US0003M + 0.880%) due 09/11/2022 ~		16,600	16,641
1.745% (US0003M + 1.000%) due 09/11/2024 ~		11,800	11,856
3.922% due 09/11/2024 •		9,600	9,714

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		7,600	7,587
3.522% due 09/17/2025		12,600	12,364
4.345% due 09/17/2027		13,200	13,031
4.810% due 09/17/2030		12,600	12,517

Nomura Holdings, Inc.
2.329% due 01/22/2027		10,300	9,651

Olympus Corp.
2.143% due 12/08/2026		8,700	8,203

Panasonic Corp.
2.536% due 07/19/2022		5,300	5,308

Sumitomo Mitsui Banking Corp.
0.550% due 11/06/2023	EUR	4,300	4,764

Sumitomo Mitsui Trust Bank Ltd.
2.800% due 03/10/2027		$600	579

			130,718

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 15.1%

Japan Bank for International Cooperation
1.750% due 10/17/2024		$4,900	$4,799

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		43,400	40,290
2.625% due 04/20/2022		1,800	1,801
3.000% due 03/12/2024		4,700	4,743
3.375% due 09/27/2023		12,600	12,784

Japan Government International Bond
0.100% due 03/10/2028	JPY	10,258,570	88,522
0.100% due 06/20/2031		62,840,000	511,738
0.100% due 09/20/2031		29,757,000	242,045
0.500% due 09/20/2046		10,110,000	77,393
0.500% due 03/20/2049		11,846,000	88,380
0.700% due 12/20/2048		15,250,000	120,128
0.700% due 06/20/2051		20,315,000	158,235
1.400% due 09/20/2034		13,120,000	121,801
1.700% due 09/20/2032		36,520,000	345,248

Tokyo Metropolitan Government
0.750% due 07/16/2025		$45,200	42,206
2.500% due 06/08/2022		6,300	6,318

			1,866,431

Total Japan (Cost $2,185,362)			1,997,149

JERSEY, CHANNEL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	200	260

Total Jersey, Channel Islands (Cost $250)			260

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%

Aroundtown SA
1.625% due 01/31/2028	EUR	2,200	2,331

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022		7,000	7,746

Logicor Financing SARL
1.625% due 07/15/2027		1,300	1,384

Medtronic Global Holdings SCA
0.000% due 12/02/2022 (e)		9,700	10,745

Total Luxembourg (Cost $23,055)			22,206

26	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA 1.6%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.404% due 04/28/2061		$4,500	$4,003
3.500% due 04/21/2030		4,300	4,385
4.550% due 04/21/2050		3,300	3,654
4.800% due 04/21/2060		4,200	4,884

			16,926

SOVEREIGN ISSUES 1.5%

Malaysia Government International Bond
3.828% due 07/05/2034	MYR	72,700	16,633
3.844% due 04/15/2033		17,450	4,028
4.065% due 06/15/2050		52,600	11,605
4.254% due 05/31/2035		223,200	53,056
4.642% due 11/07/2033		19,300	4,784

Malaysia Government Investment Issue
3.447% due 07/15/2036		6,800	1,467
4.119% due 11/30/2034		17,200	4,034
4.369% due 10/31/2028		354,100	87,025

			182,632

Total Malaysia (Cost $202,858)			199,558

MEXICO 0.1%

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.000% due 04/27/2051		$6,100	6,184

Total Mexico (Cost $5,660)			6,184

NETHERLANDS 0.6%

CORPORATE BONDS & NOTES 0.5%

Airbus SE
2.375% due 06/09/2040	EUR	450	509

Cooperatieve Rabobank UA
3.649% due 04/06/2028 •(b)		$25,800	25,742
3.758% due 04/06/2033 •(b)		4,000	3,993

Enel Finance International NV
2.650% due 09/10/2024		26,100	25,730

ING Groep NV
3.875% due 05/16/2027 •(g)(h)		1,800	1,575
5.750% due 11/16/2026 •(g)(h)		1,800	1,811

			59,360

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)		2,626,225	$3,398

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.1%

BNG Bank NV
4.750% due 03/06/2023	AUD	11,010	8,491

Total Netherlands (Cost $71,206)			71,249

NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	14,200	8,513

Total New Zealand (Cost $10,069)			8,513

NORWAY 0.1%

SOVEREIGN ISSUES 0.1%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	20,700	14,526

Total Norway (Cost $15,053)			14,526

PERU 1.1%

SOVEREIGN ISSUES 1.1%

Peru Government International Bond
2.780% due 12/01/2060		$4,700	3,690
3.230% due 07/28/2121		3,300	2,517
5.350% due 08/12/2040	PEN	32,500	7,303
5.400% due 08/12/2034		18,300	4,375
5.940% due 02/12/2029		96,130	25,378
6.350% due 08/12/2028		286,000	77,618
6.950% due 08/12/2031		600	168
8.200% due 08/12/2026		45,200	13,295

Total Peru (Cost $161,255)			134,344

QATAR 1.1%

CORPORATE BONDS & NOTES 0.3%

Qatar Energy
1.375% due 09/12/2026		$8,500	7,946
2.250% due 07/12/2031		10,200	9,409
3.125% due 07/12/2041		7,500	6,843
3.300% due 07/12/2051		9,300	8,563

			32,761

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	27

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.8%

Qatar Government International Bond
3.375% due 03/14/2024		$800	$813
3.875% due 04/23/2023		94,900	96,680
4.400% due 04/16/2050		600	676

			98,169

Total Qatar (Cost $132,266)			130,930

ROMANIA 0.6%

SOVEREIGN ISSUES 0.6%

Romania Government International Bond
1.375% due 12/02/2029	EUR	9,090	8,611
1.750% due 07/13/2030		12,500	11,737
2.000% due 01/28/2032 (k)		1,400	1,290
2.000% due 04/14/2033		1,700	1,514
2.124% due 07/16/2031		800	759
2.125% due 03/07/2028		14,800	15,459
2.625% due 12/02/2040		7,700	6,505
2.750% due 04/14/2041		4,445	3,786
2.875% due 04/13/2042		17,900	15,241
3.750% due 02/07/2034		12,500	12,929

Total Romania (Cost $95,537)			77,831

SAUDI ARABIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
1.250% due 11/24/2023		$2,100	2,055
1.625% due 11/24/2025		1,400	1,330
2.750% due 04/16/2022		9,900	9,905

Total Saudi Arabia (Cost $13,397)			13,290

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	8,300	7,760
2.050% due 09/23/2036		6,900	5,879

Total Serbia (Cost $17,477)			13,639

SINGAPORE 2.5%

CORPORATE BONDS & NOTES 0.1%

BOC Aviation Ltd.
2.750% due 09/18/2022		$1,900	1,901
3.500% due 09/18/2027		4,100	4,040

PSA Treasury Pte Ltd.
2.500% due 04/12/2026		4,200	4,127

			10,068

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.4%

Singapore Government International Bond
1.625% due 07/01/2031	SGD	225,300	$156,585
1.875% due 03/01/2050		2,200	1,392
2.250% due 08/01/2036		5,350	3,827
2.750% due 03/01/2046		1,270	953
2.875% due 07/01/2029		45,000	34,358
2.875% due 09/01/2030		129,936	99,659

			296,774

Total Singapore (Cost $314,219)			306,842

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
4.850% due 09/30/2029		$10,800	10,587

Total South Africa (Cost $10,800)			10,587

SOUTH KOREA 1.8%

SOVEREIGN ISSUES 1.8%

Korea Government International Bond
2.125% due 06/10/2027	KRW	25,325,000	20,156
2.375% due 12/10/2027		25,830,000	20,745
2.375% due 12/10/2028		115,240,000	91,784
2.625% due 06/10/2028		80,130,000	64,948
5.500% due 03/10/2028		25,830,000	24,294

Total South Korea (Cost $250,574)			221,927

SPAIN 1.3%

CORPORATE BONDS & NOTES 0.1%

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(g)(h)	EUR	3,400	3,895
6.000% due 03/29/2024 •(g)(h)		600	688

Banco de Sabadell SA
1.125% due 03/11/2027 •		800	861
1.750% due 05/10/2024		700	772

Banco Santander SA
1.849% due 03/25/2026		$4,400	4,119

Merlin Properties Socimi SA
2.225% due 04/25/2023	EUR	5,200	5,839

			16,174

28	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

Banco Santander SA
4.125% due 11/12/2027 •(g)(h)		9,200,000	$9,377
5.250% due 09/29/2023 •(g)(h)		400,000	448
6.750% due 04/25/2022 •(g)(h)		2,200,000	2,446

CaixaBank SA
6.000% due 07/18/2022 •(g)(h)		200,000	223

			12,494

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.1%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	3,500	4,695

Spain Government International Bond
0.850% due 07/30/2037		21,900	21,391
1.450% due 10/31/2071 (k)		26,890	21,831
1.900% due 10/31/2052 (k)		6,450	6,841
3.450% due 07/30/2066 (k)		53,520	77,605
5.250% due 04/06/2029 (k)	GBP	900	1,405

			133,768

Total Spain (Cost $196,502)			162,436

SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%

European Bank for Reconstruction & Development
0.500% due 09/01/2023	AUD	1,700	1,248
0.500% due 12/21/2023		500	364

European Investment Bank
0.500% due 06/21/2023		13,600	10,039
0.500% due 08/10/2023		20,700	15,235

Inter-American Development Bank
2.500% due 04/14/2027		15,000	10,840

Total Supranational (Cost $41,231)			37,726

SWITZERLAND 1.3%

CORPORATE BONDS & NOTES 1.3%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$25,414	26,121

Credit Suisse Group AG
2.003% (US0003M + 1.200%) due 12/14/2023 ~		16,100	16,141

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.997% due 12/14/2023 •		$800	$800
3.800% due 06/09/2023		16,800	16,959
3.869% due 01/12/2029 •		7,680	7,505
4.194% due 04/01/2031 •		17,800	17,590
4.282% due 01/09/2028		900	900
5.250% due 02/11/2027 •(g)(h)		6,000	5,565
6.250% due 12/18/2024 •(g)(h)		1,600	1,618
6.375% due 08/21/2026 •(g)(h)		5,400	5,344
7.125% due 07/29/2022 •(g)(h)		800	803
7.250% due 09/12/2025 •(g)(h)		1,400	1,416
7.500% due 07/17/2023 •(g)(h)		5,700	5,802
7.500% due 12/11/2023 •(g)(h)		5,625	5,832

UBS AG
5.125% due 05/15/2024 (h)		29,900	30,642
7.625% due 08/17/2022 (h)		8,347	8,473

UBS Group AG
4.375% due 02/10/2031 •(g)(h)		4,400	3,982
4.875% due 02/12/2027 •(g)(h)		7,000	6,770
5.125% due 07/29/2026 •(g)(h)		700	705

Total Switzerland (Cost $167,888)			162,968

THAILAND 0.1%

SOVEREIGN ISSUES 0.1%

Thailand Government International Bond
1.585% due 12/17/2035	THB	354,100	9,093
3.300% due 06/17/2038		252,900	7,777

Total Thailand (Cost $17,940)			16,870

UNITED ARAB EMIRATES 0.1%

SOVEREIGN ISSUES 0.1%

Abu Dhabi Government International Bond
3.875% due 04/16/2050		$16,300	17,106

Total United Arab Emirates (Cost $17,072)			17,106

UNITED KINGDOM 11.0%

CORPORATE BONDS & NOTES 4.9%

Annington Funding PLC
1.650% due 07/12/2024	EUR	16,122	17,859

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$46,547	47,726

Barclays PLC
1.839% (US0003M + 1.380%) due 05/16/2024 ~		5,200	5,226
4.338% due 05/16/2024 •		800	813
4.375% due 01/12/2026		550	562
4.375% due 03/15/2028 •(g)(h)		6,200	5,476
4.836% due 05/09/2028		15,800	16,153
5.088% due 06/20/2030 •		12,800	13,300

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	29

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 12/15/2025 •(g)(h)		$19,200	$19,632
6.375% due 12/15/2025 •(g)(h)	GBP	1,600	2,176
7.125% due 06/15/2025 •(g)(h)		5,100	7,065
7.250% due 03/15/2023 •(g)(h)		1,500	2,027
7.750% due 09/15/2023 •(g)(h)		$2,600	2,701
7.875% due 09/15/2022 •(g)(h)	GBP	800	1,073
8.000% due 06/15/2024 •(g)(h)		$5,400	5,719

British Telecommunications PLC
9.625% due 12/15/2030		7,950	10,866

GSK Consumer Healthcare Capital UK PLC
3.125% due 03/24/2025		7,100	7,083

HSBC Holdings PLC
1.178% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	8,885	6,665
2.183% (US0003M + 1.380%) due 09/12/2026 ~		$9,500	9,620
2.251% due 11/22/2027 •		16,000	14,926
2.871% due 11/22/2032 •		32,200	29,309
3.803% due 03/11/2025 •		5,000	5,026
3.973% due 05/22/2030 •		5,000	5,010
4.000% due 03/09/2026 •(g)(h)		2,700	2,566
4.041% due 03/13/2028 •		4,100	4,117
4.292% due 09/12/2026 •		11,000	11,151
4.583% due 06/19/2029 •		7,400	7,625
4.700% due 03/09/2031 •(g)(h)		5,900	5,303
4.750% due 07/04/2029 •(g)(h)	EUR	8,800	9,800
4.950% due 03/31/2030		$3,200	3,424
5.250% due 09/16/2022 •(g)(h)	EUR	200	224
5.875% due 09/28/2026 •(g)(h)	GBP	6,300	8,327
6.000% due 05/22/2027 •(g)(h)		$6,100	6,222
6.250% due 03/23/2023 •(g)(h)		700	710
6.750% due 09/11/2028	GBP	3,000	4,606

Imperial Brands Finance PLC
3.750% due 07/21/2022		$1,400	1,403

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024	GBP	3,800	4,904

Lloyds Bank PLC
4.875% due 03/30/2027		2,000	2,976

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		$3,700	3,619
4.582% due 12/10/2025		9,700	9,908
4.650% due 03/24/2026		20,000	20,481
5.125% due 12/27/2024 •(g)(h)	GBP	1,900	2,491
7.500% due 09/27/2025 •(g)(h)		$3,948	4,198
7.875% due 06/27/2029 •(g)(h)	GBP	3,500	5,195

Marks & Spencer PLC
3.750% due 05/19/2026		2,321	2,990

Nationwide Building Society
2.972% due 02/16/2028 •		$13,800	13,147
3.766% due 03/08/2024 •		16,700	16,799
4.000% due 09/14/2026		7,275	7,310

Natwest Group PLC
1.976% (US0003M + 1.470%) due 05/15/2023 ~		2,400	2,402

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NatWest Group PLC
2.500% due 03/22/2023	EUR	1,300	$1,474
3.498% due 05/15/2023 •		$4,500	4,507
3.754% due 11/01/2029 •		3,700	3,673
3.875% due 09/12/2023		1,900	1,920
4.500% due 03/31/2028 •(g)(h)	GBP	3,300	4,035

Natwest Group PLC
4.600% due 06/28/2031 •(g)(h)		$2,500	2,206
4.892% due 05/18/2029 •		300	312
5.076% due 01/27/2030 •		5,732	6,113
6.000% due 12/29/2025 •(g)(h)		15,400	15,764
8.000% due 08/10/2025 •(g)(h)		3,400	3,698

Reckitt Benckiser Treasury Services PLC
1.514% (US0003M + 0.560%) due 06/24/2022 ~		7,700	7,709
2.375% due 06/24/2022		200	200

Rolls-Royce PLC
3.625% due 10/14/2025		1,500	1,457

Santander U.K. Group Holdings PLC
3.373% due 01/05/2024 •		5,000	5,017
4.750% due 09/15/2025		5,750	5,846
4.796% due 11/15/2024 •		900	921
7.375% due 06/24/2022 •(g)(h)	GBP	1,600	2,128

Santander U.K. PLC
1.134% (SONIO/N + 0.550%) due 02/12/2027 ~		36,600	48,259
5.000% due 11/07/2023		$2,404	2,463

Standard Chartered PLC
0.991% due 01/12/2025 •		14,000	13,384
1.456% due 01/14/2027 •		14,500	13,203
1.822% due 11/23/2025 •		11,900	11,317
2.608% due 01/12/2028 •		11,100	10,390
3.785% due 05/21/2025 •		23,100	23,147

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	9,722	14,765

			601,819

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.7%

Avon Finance PLC
1.197% due 09/20/2048 •		19,077	25,050

Business Mortgage Finance PLC
2.891% due 02/15/2041 •		1,761	2,311

EuroMASTR PLC
1.237% due 06/15/2040 •		105	132

Eurosail PLC
0.000% due 12/10/2044 •	EUR	286	316
0.000% due 12/15/2044 •		7,714	8,355
0.000% due 03/13/2045 •		61	67
1.182% due 03/13/2045 ~	GBP	10	13

30	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.722% due 09/13/2045 •	GBP	1,111	$1,438
1.972% due 06/13/2045 ~		467	613

Finsbury Square PLC
1.077% due 03/16/2070 •		8,457	11,105
1.287% due 12/16/2069 •		3,085	4,058
1.577% due 06/16/2070 •		7,837	10,344

Great Hall Mortgages PLC
0.000% due 06/18/2038 ~	EUR	8	9
0.000% due 03/18/2039 •		606	664
0.386% due 06/18/2038 •	GBP	331	431
1.078% due 06/18/2039 •		$579	570
1.110% due 06/18/2039 •	GBP	15	20

Hawksmoor Mortgage Funding PLC
1.240% due 05/25/2053 •		7,913	10,412

Hawksmoor Mortgages
1.240% due 05/25/2053 •		28,276	37,204

Landmark Mortgage Securities PLC
1.264% due 06/17/2038 •		7	9

Ludgate Funding PLC
0.000% due 01/01/2061 •	EUR	146	153

Mansard Mortgages PLC
1.687% due 12/15/2049 •	GBP	4,987	6,460

Newgate Funding PLC
0.000% due 12/01/2050 •	EUR	2,987	3,103
0.098% due 12/15/2050 •		5,604	6,057
0.748% due 12/15/2050 •		1,164	1,234
0.815% due 12/01/2050 •	GBP	50	63
0.998% due 12/15/2050 ~	EUR	1,909	1,984
1.237% due 12/15/2050 •	GBP	2,560	3,199
2.037% due 12/15/2050 •		2,560	3,317
2.287% due 12/15/2050 •		1,443	1,820

Resloc UK PLC
1.197% due 12/15/2043 •		478	603
1.257% due 12/15/2043 •		823	1,030

Ripon Mortgages PLC
1.191% due 08/28/2056 •		107,500	140,716

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	89	94
0.953% due 06/12/2044 •		$208	195
1.172% due 06/12/2044 •	GBP	1,490	1,892
1.192% due 06/12/2044 •		4,179	5,306

Silverstone Master Issuer PLC
0.843% due 01/21/2070 ~		12,936	17,069

Stratton Mortgage Funding PLC
0.992% due 07/20/2060 •		43,806	57,560
1.390% due 05/25/2051 •		6,374	8,390

Towd Point Mortgage Funding
0.992% due 07/20/2045 •		39,486	51,924
1.374% due 02/20/2054 •		3,715	4,892

Towd Point Mortgage Funding PLC
0.174% due 05/20/2045 •		14,912	19,598
1.236% due 10/20/2051 •		17,032	22,465
1.681% due 02/20/2045 •		6,552	8,613

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trinity Square PLC
0.936% due 07/15/2059 •	GBP	19,619	$25,759

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)		1	1,561
1.250% due 12/21/2049 ~		39,243	51,603
1.950% due 12/21/2049 •		6,230	8,197
2.450% due 12/21/2049 •		3,115	4,100
2.950% due 12/21/2049 •		1,780	2,342
3.450% due 12/21/2049 •		1,780	2,337

			576,757

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		19,280	4,356

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.4%

United Kingdom Gilt
0.625% due 10/22/2050	GBP	38,900	38,191
1.500% due 07/31/2053 (k)		22,630	28,004
1.750% due 01/22/2049 (k)		28,000	36,453
4.250% due 12/07/2040 (k)		40,600	73,852

			176,500

Total United Kingdom (Cost $1,394,362)			1,359,432

UNITED STATES 36.5%

ASSET-BACKED SECURITIES 5.2%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		$12,194	12,181

ACE Securities Corp. Home Equity Loan Trust
0.527% due 11/25/2036 •		4,187	2,135
1.042% due 02/25/2036 •		15,293	13,946

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.397% due 06/25/2029 •		193	188

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.277% due 02/25/2034 •		246	238

Asset-Backed Funding Certificates Trust
0.587% due 01/25/2037 •		4,442	3,385

Asset-Backed Securities Corp. Home Equity Loan Trust
1.552% due 02/25/2035 •		5,498	5,485
1.747% due 04/15/2033 •		608	599

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	31

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
0.677% due 03/25/2037 •	$3,878	$3,864
1.117% due 10/25/2032 •	6	6
1.257% due 10/27/2032 •	26	25
1.457% due 10/25/2037 •	7	7

Citigroup Mortgage Loan Trust
0.517% due 07/25/2045 •	226	178
0.607% due 12/25/2036 •	6,864	3,233
0.617% due 12/25/2036 •	2,627	1,720
0.637% due 01/25/2037 •	5,024	4,242
0.907% due 08/25/2036 •	16,899	16,410
0.977% due 03/25/2036 •	5,404	5,220
4.331% due 10/25/2037 þ	1,131	1,103

Citigroup Mortgage Loan Trust, Inc.
0.447% due 06/25/2037 •	3,554	3,511
0.717% due 03/25/2037 •	1,927	1,831

Countrywide Asset-Backed Certificates
0.597% due 05/25/2035 •	2,528	2,483
0.597% due 06/25/2035 •	6,861	6,546
0.597% due 08/25/2037 ^•	4,125	3,815
0.657% due 06/25/2047 ^•	5,790	5,356
0.687% due 04/25/2047 •	12,300	11,576
0.717% due 12/25/2036 ^•	1,075	1,050
0.777% due 05/25/2036 •	962	1,075
0.937% due 03/25/2036 •	1,073	1,051
1.137% due 12/25/2036 ^•	250	209
1.432% due 01/25/2036 •	19,624	19,397
4.589% due 08/25/2035 ^~	525	498

Countrywide Asset-Backed Certificates Trust
1.462% due 10/25/2035 •	9,763	9,728
2.032% due 12/25/2034 •	10,071	9,950
4.740% due 10/25/2035 ~	1	1

Credit Suisse First Boston Mortgage Securities Corp.
1.077% due 01/25/2032 •	21	21

Credit-Based Asset Servicing & Securitization Trust
0.517% due 11/25/2036 •	4	2

First Franklin Mortgage Loan Trust
1.357% due 03/25/2034 •	6,496	6,429

Fortress Credit Investments Ltd.
1.933% due 12/17/2026 ~	22,000	22,013

Fremont Home Loan Trust
0.607% due 10/25/2036 •	6,837	3,578
0.997% due 02/25/2036 •	7,522	6,943

GSAA Home Equity Trust
0.817% due 03/25/2036 •	6,689	2,885
5.995% due 03/25/2046 ^~	914	463

GSAMP Trust
0.587% due 12/25/2046 •	8,618	5,552
0.727% due 03/25/2047 •	1,411	1,378

Home Equity Asset Trust
1.057% due 11/25/2032 •	2	2

Home Equity Mortgage Loan Asset-Backed Trust
0.627% due 04/25/2037 •	4,112	3,179
0.697% due 04/25/2037 •	8,656	6,581

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
0.717% due 04/25/2037 •	$7,198	$4,392
1.072% due 01/25/2036 •	4,500	4,383

JP Morgan Mortgage Acquisition Trust
0.677% due 08/25/2036 •	47	37
0.727% due 07/25/2036 •	3,015	2,681

LCCM Trust
1.597% due 12/13/2038 •	10,300	10,211

LMREC LLC
1.505% due 04/22/2037 •	9,100	8,854

Long Beach Mortgage Loan Trust
0.977% due 08/25/2045 ~	3,026	2,977
1.017% due 10/25/2034 •	12	12

MASTR Asset-Backed Securities Trust
0.557% due 08/25/2036 •	6,586	2,798
0.607% due 10/25/2036 •	11,859	4,757
0.677% due 10/25/2036 •	3,529	1,433
0.757% due 03/25/2036 •	701	529
1.192% due 10/25/2035 •	10,803	10,669

Merrill Lynch Mortgage Investors Trust
0.617% due 09/25/2037 •	37	21
0.697% due 02/25/2037 •	46	18
1.177% due 05/25/2036 •	331	328

MESA Trust
1.257% due 12/25/2031 •	26	26

Morgan Stanley ABS Capital, Inc. Trust
0.587% due 10/25/2036 •	733	684
0.597% due 05/25/2037 •	3,253	2,750
0.607% due 11/25/2036 •	9,872	6,934
0.657% due 05/25/2037 •	33,124	22,898
0.937% due 06/25/2036 •	4,006	2,472

Morgan Stanley Home Equity Loan Trust
0.627% due 04/25/2037 •	10,680	6,609
0.687% due 04/25/2037 •	7,863	4,964
0.807% due 04/25/2037 •	1,131	721

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ	1,403	471

Morgan Stanley Structured Trust
0.757% due 06/25/2037 •	8,800	8,237

New Century Home Equity Loan Trust
1.582% due 10/25/2033 •	7,553	7,460

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.892% due 03/25/2036 •	4,191	4,147
1.087% due 02/25/2036 •	11,515	11,052

Nomura Resecuritization Trust
0.359% due 12/26/2037 ~	10,366	9,398

NovaStar Mortgage Funding Trust
0.587% due 03/25/2037 •	17,508	13,184

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.017% due 12/25/2035 •	681	667

32	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust
0.597% due 02/25/2037 •	$13,705	$8,290
0.677% due 05/25/2037 •	2,153	1,570
1.237% due 02/25/2035 •	4,718	4,644

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029	7,849	7,691

RAAC Trust
0.957% due 02/25/2037 ~	5,486	5,253

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ	14,461	6,435
5.675% due 06/25/2037 ^þ	16,477	6,118
5.731% due 11/25/2036 þ	26,080	12,201

Residential Asset Mortgage Products Trust
0.897% due 12/25/2035 •	1,935	1,805
1.057% due 03/25/2036 •	1,398	1,376

Residential Asset Securities Corp. Trust
1.297% due 09/25/2034 ~	595	579

Saxon Asset Securities Trust
2.207% due 12/25/2037 •	4,866	4,677

Securitized Asset-Backed Receivables LLC Trust
0.587% due 05/25/2037 ^•	210	173
0.797% due 08/25/2036 ^•	1,240	509

Soundview Home Loan Trust
0.517% due 11/25/2036 •	35	13
0.862% due 12/25/2036 •	8,457	8,254
0.957% due 11/25/2036 •	9,742	9,428

Structured Asset Investment Loan Trust
1.407% due 07/25/2033 •	4,810	4,690

Structured Asset Securities Corp. Mortgage Loan Trust
0.617% due 03/25/2036 •	1,446	1,386
0.687% due 05/25/2047 •	4,374	4,266
0.897% due 12/25/2036 •	19,167	17,729

Towd Point Mortgage Trust
1.457% due 05/25/2058 •	7,947	7,955
1.636% due 04/25/2060 ~	20,030	19,066
2.710% due 01/25/2060 ~	18,093	17,726
2.900% due 10/25/2059 ~	66,780	65,685

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031	24,400	24,244

WaMu Asset-Backed Certificates WaMu Trust
0.747% due 05/25/2037 •	4,837	4,506

Wells Fargo Home Equity Asset-Backed Securities Trust
0.802% due 01/25/2037 •	21,575	21,055

		635,366

CORPORATE BONDS & NOTES 5.4%

7-Eleven, Inc.
0.800% due 02/10/2024	1,100	1,057

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AbbVie, Inc.
1.500% due 11/15/2023	EUR	700	$787

American Tower Corp.
3.000% due 06/15/2023		$900	903

Arrow Electronics, Inc.
3.250% due 09/08/2024		2,400	2,406

AT&T, Inc.
3.100% due 02/01/2043		3,200	2,771
3.500% due 06/01/2041		900	831

Bank of America Corp.
2.551% due 02/04/2028 •		10,400	9,947
2.972% due 02/04/2033 •		10,400	9,756

Bayer U.S. Finance LLC
1.836% (US0003M + 1.010%) due 12/15/2023 ~		8,300	8,341
3.875% due 12/15/2023		2,700	2,729
4.250% due 12/15/2025		10,300	10,485
4.375% due 12/15/2028		8,700	8,906

Boeing Co.
1.167% due 02/04/2023		600	595
1.433% due 02/04/2024		10,600	10,259
1.950% due 02/01/2024		13,100	12,816
2.750% due 02/01/2026		10,300	9,994
3.250% due 02/01/2028		20,800	20,077

Boston Scientific Corp.
3.450% due 03/01/2024		1,663	1,684

Broadcom, Inc.
2.450% due 02/15/2031		6,400	5,719
2.600% due 02/15/2033		2,900	2,523
3.137% due 11/15/2035		3,948	3,486
3.419% due 04/15/2033		1,100	1,029

Campbell Soup Co.
3.650% due 03/15/2023		1,972	1,996

Charles Schwab Corp.
0.750% due 03/18/2024		4,800	4,644

Charter Communications Operating LLC
1.967% (US0003M + 1.650%) due 02/01/2024 ~		4,100	4,181
3.750% due 02/15/2028		19,100	18,897
3.950% due 06/30/2062		8,700	7,066
4.464% due 07/23/2022		12,050	12,095
5.125% due 07/01/2049		5,200	5,174

Citigroup, Inc.
3.070% due 02/24/2028 •		14,500	14,138
3.290% due 03/17/2026 •(i)		8,500	8,477
3.785% due 03/17/2033 •(i)		6,300	6,253

Corebridge Financial, Inc.
3.650% due 04/05/2027 (b)		9,000	8,987

CVS Health Corp.
2.750% due 12/01/2022		1,000	1,005

CyrusOne LP
1.450% due 01/22/2027	EUR	4,300	4,919

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	33

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		$3,800	$3,628

Energy Transfer LP
3.900% due 05/15/2024		900	906

Equitable Holdings, Inc.
3.900% due 04/20/2023		650	659

Fidelity National Information Services, Inc.
1.700% due 06/30/2022	GBP	3,700	4,861

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •	EUR	2,800	3,089
0.172% due 12/01/2024 •		5,250	5,588
0.207% due 11/15/2023 •		500	542
1.514% due 02/17/2023		200	222
2.300% due 02/10/2025		$7,600	7,223
2.330% due 11/25/2025	EUR	1,600	1,740
2.700% due 08/10/2026		$6,500	6,053
2.748% due 06/14/2024	GBP	1,600	2,039
2.900% due 02/16/2028		$900	815
2.900% due 02/10/2029		7,500	6,691
3.021% due 03/06/2024	EUR	2,500	2,802
3.087% due 01/09/2023		$12,100	12,129
3.096% due 05/04/2023		6,300	6,300
3.375% due 11/13/2025		22,800	22,310
3.625% due 06/17/2031		2,100	1,901
3.664% due 09/08/2024		4,200	4,156
3.810% due 01/09/2024		1,000	1,000
4.000% due 11/13/2030		9,500	8,961
4.063% due 11/01/2024		1,200	1,198
4.140% due 02/15/2023		9,600	9,678
4.375% due 08/06/2023		1,400	1,414
4.535% due 03/06/2025	GBP	7,400	9,740
5.584% due 03/18/2024		$7,500	7,722

GA Global Funding Trust
2.250% due 01/06/2027		7,400	6,919

Goldman Sachs Group, Inc.
1.334% (SOFRRATE + 1.120%) due 02/24/2028 ~		5,000	4,999
1.757% due 01/24/2025 •		20,700	20,194
2.000% due 07/27/2023	EUR	8,200	9,280
2.640% due 02/24/2028 •		$20,400	19,527
3.615% due 03/15/2028 •		29,600	29,595

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		9,400	9,398

Jackson National Life Global Funding
1.750% due 01/12/2025		6,500	6,231

JPMorgan Chase & Co.
2.776% due 04/25/2023 •		11,100	11,103
2.947% due 02/24/2028 •		6,800	6,644

Kilroy Realty LP
3.450% due 12/15/2024		1,800	1,801

Marvell Technology, Inc.
1.650% due 04/15/2026		6,400	5,956
2.450% due 04/15/2028		1,100	1,014
2.950% due 04/15/2031		3,600	3,334

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
2.630% due 02/18/2026 •		$11,500	$11,289

MPLX LP
3.500% due 12/01/2022		600	605

MPT Operating Partnership LP
2.500% due 03/24/2026	GBP	9,700	12,094
2.550% due 12/05/2023		11,100	14,441

Nissan Motor Acceptance Co. LLC
2.650% due 07/13/2022		$1,100	1,102
3.875% due 09/21/2023		1,900	1,912

ONEOK, Inc.
4.550% due 07/15/2028		2,400	2,471

Oracle Corp.
1.650% due 03/25/2026 (i)		20,600	19,236
2.300% due 03/25/2028 (i)		7,000	6,407
2.875% due 03/25/2031 (i)		4,000	3,653
3.650% due 03/25/2041 (i)		13,500	11,828
3.950% due 03/25/2051 (i)		5,200	4,563

Organon & Co.
4.125% due 04/30/2028		3,700	3,530

Pacific Gas & Electric Co.
2.100% due 08/01/2027		200	180
2.950% due 03/01/2026		700	666
3.150% due 01/01/2026		1,400	1,350
3.500% due 08/01/2050		500	404
3.950% due 12/01/2047		900	747
4.000% due 12/01/2046		800	667
4.250% due 03/15/2046		500	434
4.300% due 03/15/2045		600	513
4.400% due 03/01/2032		2,500	2,461
4.500% due 07/01/2040		300	274
4.550% due 07/01/2030		500	497
4.600% due 06/15/2043		1,100	980
4.750% due 02/15/2044		1,207	1,096
4.950% due 07/01/2050		100	95

Penske Truck Leasing Co. LP
3.450% due 07/01/2024		5,000	5,014

Principal Life Global Funding
1.375% due 01/10/2025		5,100	4,861

RELX Capital, Inc.
3.500% due 03/16/2023		600	605

Ryder System, Inc.
2.875% due 06/01/2022		10,000	10,011

SL Green Operating Partnership LP
3.250% due 10/15/2022		2,200	2,205

Southern California Edison Co.
0.700% due 04/03/2023		6,200	6,108
0.910% (SOFRRATE + 0.640%) due 04/03/2023 ~		4,300	4,299
1.100% (SOFRRATE + 0.830%) due 04/01/2024 ~		6,500	6,499
3.500% due 10/01/2023		12,200	12,319

34	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	$7,000	$6,941

Sprint Spectrum Co. LLC
4.738% due 03/20/2025	3,225	3,294

Verizon Communications, Inc.
2.987% due 10/30/2056	1,074	888

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025	3,200	3,192

Walt Disney Co.
3.500% due 05/13/2040	2,800	2,738
3.600% due 01/13/2051	4,200	4,173

		670,937

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

CenturyLink, Inc.
2.707% (LIBOR03M + 2.250%) due 03/15/2027 ~	7,543	7,356

Charter Communications Operating LLC
2.210% (LIBOR03M + 1.750%) due 02/01/2027 ~	13,055	12,961

Hilton Worldwide Finance LLC
2.207% (LIBOR03M + 1.750%) due 06/22/2026 ~	286	283

Organon & Co.
3.563% (LIBOR03M + 3.000%) due 06/02/2028 ~	5,399	5,376

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~	11,215	11,103

		37,079

MUNICIPAL BONDS & NOTES 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	100	147

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	1,175	1,291

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.487% due 06/01/2036	7,700	7,052

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.332% due 06/01/2027	5,000	4,749
2.532% due 06/01/2028	3,300	3,126

		16,365

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.8%

Adjustable Rate Mortgage Trust
2.583% due 09/25/2035 ^~	62	58

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Assets Trust
0.647% due 05/25/2046 ^•	$156	$138

BAMLL Commercial Mortgage Securities Trust
1.447% due 09/15/2038 •	15,200	14,940

Banc of America Funding Trust
2.472% due 03/20/2036 ~	44	42
2.540% due 11/20/2034 ~	171	172
2.606% due 02/20/2036 ~	470	468
3.255% due 10/20/2046 ^~	35	31
3.482% due 01/20/2047 ^~	65	63
5.500% due 01/25/2036	129	118
6.000% due 03/25/2037 ^	152	141

Banc of America Mortgage Trust
2.496% due 06/25/2035 ~	82	76
2.771% due 09/25/2035 ^~	14	14
3.517% due 04/25/2035 ~	96	90

BCAP LLC Trust
0.844% due 01/26/2047 •	201	192
5.250% due 02/26/2036 ~	433	250
5.250% due 04/26/2037	824	560

Bear Stearns Adjustable Rate Mortgage Trust
2.365% due 10/25/2033 ~	33	34
2.442% due 05/25/2034 ~	62	61
2.632% due 01/25/2035 ~	122	128
2.710% due 07/25/2034 ~	23	23
2.731% due 11/25/2034 ~	1	1
2.744% due 02/25/2034 ~	7	7
3.001% due 05/25/2034 ~	98	93

Bear Stearns ALT-A Trust
2.591% due 01/25/2036 ^~	119	118
2.694% due 08/25/2036 ^~	150	109
2.829% due 11/25/2035 ^~	45	39
2.874% due 09/25/2035 ^~	1,804	1,332
3.083% due 08/25/2036 ^~	692	572
3.222% due 11/25/2036 ^~	254	162
3.292% due 08/25/2036 ^~	962	596

Bear Stearns Structured Products, Inc. Trust
2.340% due 12/26/2046 ^~	30	26

Chase Mortgage Finance Trust
2.326% due 02/25/2037 ~	115	116
3.153% due 07/25/2037 ~	442	405

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.687% due 05/25/2036 •	517	484

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	38	37

Citigroup Mortgage Loan Trust
2.170% due 03/25/2037 ^~	262	229
2.470% due 05/25/2035 •	14	14
2.500% due 05/25/2051 ~	16,904	15,736
2.562% due 07/25/2046 ^~	431	421
2.821% due 08/25/2035 ~	11	11
3.000% due 11/27/2051 ~	40,825	39,296
3.185% due 09/25/2037 ^~	370	351

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	35

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.257% due 09/25/2035 ^~	$1,025	$969

Commercial Mortgage Trust
0.607% due 03/10/2046 ~(a)	13,000	63
1.263% due 01/10/2046 ~(a)	3,839	15

Countrywide Alternative Loan Trust
0.639% due 09/20/2046 ~	1,894	1,841
0.659% due 07/20/2046 ^•	346	267
0.737% due 04/25/2047 •	620	561
0.807% due 05/25/2037 ^•	327	99
0.837% due 09/25/2046 ^•	353	347
0.857% due 09/25/2035 ^•	126	85
0.869% due 03/20/2046 ~	49	40
0.869% due 05/20/2046 ^•	413	369
0.877% due 07/25/2046 ^~	30	28
0.907% due 09/25/2035 ^•	1,032	667
1.017% due 02/25/2037 •	179	154
1.391% due 11/25/2047 ^~	1,640	1,485
1.521% due 11/25/2047 ^•	3,810	3,472
1.541% due 08/25/2035 •	172	166
1.641% due 11/25/2035 •	168	155
2.181% due 11/25/2035 •	162	153
3.118% due 02/25/2037 ^~	76	76
5.000% due 11/25/2035	3,319	2,272
5.250% due 06/25/2035 ^	85	77
6.250% due 08/25/2037 ^	330	232
6.500% due 08/25/2032	2	2

Countrywide Home Loan Mortgage Pass-Through Trust
0.997% due 03/25/2035 •	308	297
1.037% due 04/25/2035 ~	323	298
1.097% due 03/25/2035 •	266	236
1.117% due 02/25/2035 •	7	7
1.987% due 02/20/2036 ^•	264	252
2.674% due 02/25/2047 ^~	138	133
2.696% due 11/25/2034 ~	282	281
2.803% due 03/25/2037 ^~	127	118
2.851% due 09/20/2036 ^~	90	86
2.892% due 04/20/2036 ~	3,148	3,033
3.051% due 05/20/2036 ~	220	215
3.095% due 08/25/2034 ^~	4	4
6.000% due 08/25/2037	1,067	706

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.103% due 07/25/2033 ~	4	4

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	1,513	1,212

Credit Suisse Mortgage Capital Trust
1.797% due 07/15/2038 •	4,800	4,695
2.500% due 07/25/2056 ~	3,302	3,073

DBUBS Mortgage Trust
0.736% due 11/10/2046 ~(a)	1,421	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.597% due 07/25/2047 •	$289	$274
0.647% due 08/25/2047 •	6,922	6,405
1.207% due 10/25/2047 •	3,351	3,072

Downey Savings & Loan Association Mortgage Loan Trust
1.089% due 07/19/2045 ^~	5	1

Extended Stay America Trust
1.477% due 07/15/2038 •	25,543	25,273

First Horizon Mortgage Pass-Through Trust
2.500% due 10/25/2035 ~	39	41
2.774% due 08/25/2035 ~	58	43

GreenPoint Mortgage Funding Trust
0.637% due 01/25/2037 •	337	322
0.877% due 04/25/2036 •	222	215
0.997% due 11/25/2045 •	74	68

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.522% due 10/25/2033 ~	7	7

GS Mortgage Securities Corp.
1.472% due 02/10/2046 ~(a)	10,050	81

GS Mortgage Securities Trust
1.915% due 11/10/2045 ~(a)	17,033	52

GS Mortgage-Backed Securities Corp. Trust
2.500% due 06/25/2052 ~	25,081	23,224

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	6,697	6,234
2.500% due 02/25/2052 ~	14,816	13,792
2.500% due 04/25/2052 ~	8,677	8,034
2.500% due 07/25/2052 ~	23,645	21,887
3.000% due 08/26/2052 «~	37,350	35,551

GSR Mortgage Loan Trust
0.687% due 05/25/2037 •	3,052	1,958
2.568% due 01/25/2035 ~	96	95
2.652% due 04/25/2035 ~	12	11
2.654% due 11/25/2035 ~	150	149
2.880% due 03/25/2033 •	21	21
2.910% due 09/25/2035 ~	105	106
2.946% due 05/25/2035 ~	67	62

HarborView Mortgage Loan Trust
0.639% due 09/19/2037 ~	507	491
0.642% due 03/19/2036 ^•	71	70
2.665% due 07/19/2035 ^~	75	61

HomeBanc Mortgage Trust
2.503% due 04/25/2037 ^~	593	580

Impac CMB Trust
1.177% due 10/25/2034 ~	288	281
1.237% due 10/25/2034 •	109	108
1.457% due 07/25/2033 •	9	9

IndyMac IMSC Mortgage Loan Trust
0.817% due 07/25/2047 •	1,718	1,323

36	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac INDA Mortgage Loan Trust
2.892% due 08/25/2036 ~	$333	$304
2.914% due 11/25/2035 ^~	54	53

IndyMac INDB Mortgage Loan Trust
1.057% due 11/25/2035 ^•	138	93

IndyMac INDX Mortgage Loan Trust
0.697% due 06/25/2037 •	336	321
0.707% due 02/25/2037 •	564	416
0.757% due 06/25/2037 ^•	297	135
0.837% due 09/25/2046 •	1,844	1,729
2.817% due 03/25/2036 ~	3,669	3,353
2.922% due 09/25/2035 ^~	4,097	3,795
2.948% due 12/25/2034 ~	35	36

J.P. Morgan Mortgage Trust
3.000% due 12/25/2051 ~	14,765	14,132
3.000% due 05/25/2052 ~	99,273	94,678

JP Morgan Alternative Loan Trust
0.937% due 10/25/2036 •	8,866	8,732
2.808% due 12/25/2035 ^~	4,107	3,368
5.500% due 11/25/2036 ^~	6	3

JP Morgan Chase Commercial Mortgage Securities Trust
0.927% due 12/15/2047 ~(a)	46,648	223

JP Morgan Mortgage Trust
1.049% due 05/25/2052 •	13,440	13,312
1.844% due 11/25/2033 ~	36	36
2.379% due 09/25/2035 ~	45	43
2.527% due 07/25/2035 ~	59	60
2.681% due 02/25/2036 ^~	227	185
2.809% due 10/25/2035 ~	5	5
3.000% due 01/25/2052 ~	64,746	61,749
3.000% due 04/25/2052 ~	62,300	59,539

JPMBB Commercial Mortgage Securities Trust
0.646% due 04/15/2047 ~(a)	23,671	267

JPMorgan Mortgage Trust
3.000% due 03/25/2052 ~	62,725	60,814

Luminent Mortgage Trust
0.627% due 12/25/2036 •	1,196	1,130

LUXE Commercial Mortgage Trust
1.447% due 10/15/2038 •	33,300	32,785

Manhattan West Mortgage Trust
2.130% due 09/10/2039	23,200	21,476

MASTR Adjustable Rate Mortgages Trust
0.667% due 04/25/2046 •	767	719
0.787% due 05/25/2047 ^•	13	13

MASTR Alternative Loan Trust
0.857% due 03/25/2036 ^•	372	36
6.000% due 03/25/2036 ^	926	907

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.877% due 06/15/2030 •	9	8
2.610% due 10/20/2029 •	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
0.877% due 02/25/2036 •	$270	$265
0.957% due 11/25/2035 •	439	431
1.811% due 02/25/2033 ~	36	35
3.037% due 06/25/2035 ~	95	96

MFA Trust
1.381% due 04/25/2065 ~	17,040	16,809
1.947% due 04/25/2065 ~	7,042	6,957

Morgan Stanley Bank of America Merrill Lynch Trust
1.007% due 05/15/2046 ~(a)	43,417	270
1.270% due 02/15/2046 ~(a)	37,867	219
1.309% due 08/15/2045 ~(a)	14,925	10

Morgan Stanley Capital Trust
1.566% due 12/15/2023 ~	22,800	22,646

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	22,274	21,812
2.750% due 11/25/2059 ~	19,729	19,399

OBX Trust
3.000% due 01/25/2052 ~	37,604	36,003

PMT Loan Trust
2.500% due 07/25/2051 ~	12,171	11,330

PRET LLC
1.843% due 09/25/2051 þ	27,663	26,504

Residential Accredit Loans, Inc. Trust
0.607% due 02/25/2047 •	1,209	539
0.817% due 07/25/2036 ^~	11,775	5,857
0.857% due 12/25/2046 ^•	553	520
0.877% due 04/25/2046 ~	40	14
0.997% due 05/25/2046 ^•	189	166
1.016% due 10/25/2037 ~	3,366	3,275
6.000% due 06/25/2036	422	401
6.250% due 02/25/2037	7,867	7,344

Residential Asset Securitization Trust
0.857% due 01/25/2046 ^•	94	33
5.750% due 02/25/2036	4,107	3,702
6.500% due 08/25/2036 ^	577	237

Residential Funding Mortgage Securities, Inc. Trust
3.023% due 09/25/2035 ^~	145	105
6.500% due 03/25/2032	20	20

Sequoia Mortgage Trust
2.566% due 04/20/2035 ~	26	27
2.667% due 09/20/2046 ^~	1,334	887

Structured Adjustable Rate Mortgage Loan Trust
2.329% due 04/25/2034 ~	37	37
2.459% due 02/25/2034 ~	45	45
2.836% due 05/25/2036 ^~	6	5
2.868% due 08/25/2035 ~	218	210
3.074% due 09/25/2036 ^~	406	348
3.103% due 02/25/2036 ^~	55	50

Structured Asset Mortgage Investments Trust
0.677% due 09/25/2047 ~	1,876	1,705
0.837% due 06/25/2036 •	23	23

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	37

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.877% due 05/25/2036 •	$240	$231
0.897% due 05/25/2036 •	1,784	1,655
0.977% due 05/25/2046 ^•	53	35
1.029% due 07/19/2034 •	4	4
1.057% due 08/25/2036 ^•	1,171	1,097
1.077% due 12/25/2035 ^~	4	3
1.641% due 08/25/2047 ^•	905	876

Structured Asset Securities Corp.
0.737% due 01/25/2036 •	949	912

Structured Asset Securities Corp. Mortgage Loan Trust
0.747% due 10/25/2036 •	6,668	6,153

Thornburg Mortgage Securities Trust
1.707% due 06/25/2037 ^•	294	272
1.799% due 10/25/2043 ~	27	27
3.211% due 06/25/2037 •	1,544	1,428
3.261% due 06/25/2037 •	5,812	5,702
3.261% due 06/25/2047 ^•	849	754
3.261% due 06/25/2047 •	4	4
3.311% due 03/25/2037 ^•	397	365

UBS-Barclays Commercial Mortgage Trust
1.572% due 12/10/2045 ~(a)	46,403	163

UWM Mortgage Trust
2.500% due 11/25/2051 ~	43,967	40,768
2.500% due 12/25/2051 ~	27,118	25,179
3.000% due 01/25/2052 ~	7,794	7,435

WaMu Mortgage Pass-Through Certificates Trust
0.914% due 12/25/2046 ~	73	69
1.017% due 11/25/2045 •	1,874	1,790
1.077% due 01/25/2045 •	110	109
1.121% due 06/25/2046 •	396	395
1.141% due 02/25/2046 •	926	924
1.197% due 11/25/2034 •	323	311
1.473% due 02/27/2034 •	89	90
1.723% due 10/25/2046 •	582	564
2.585% due 06/25/2033 ~	19	19
2.671% due 12/25/2035 ~	148	149
2.755% due 09/25/2036 ~	1,416	1,354
2.795% due 02/25/2037 ^~	2,749	2,584
2.849% due 10/25/2035 ~	141	141
2.867% due 04/25/2035 ~	129	128
2.918% due 08/25/2046 ^~	770	750

Washington Mutual Mortgage Pass-Through Certificates Trust
0.837% due 07/25/2046 •	2,761	2,274
0.911% due 04/25/2047 •	5,954	5,239
0.981% due 05/25/2047 ^•	27	3
1.081% due 07/25/2046 ^•	317	213

Wells Fargo Commercial Mortgage Trust
3.862% due 12/15/2039	18,800	18,842

Wells Fargo-RBS Commercial Mortgage Trust
0.346% due 03/15/2048 ~(a)	40,000	113
1.088% due 03/15/2048 ~(a)	40,969	277

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.123% due 03/15/2045 ~(a)	$36,327	$197

		958,295

	SHARES
PREFERRED SECURITIES 1.3%

AT&T Mobility LLC
7.000% due 10/20/2022 «(g)(i)	3,952,199	102,958

AT&T, Inc.
2.875% due 03/02/2025 •(g)	6,900,000	7,443

Bank of America Corp.
5.875% due 03/15/2028 •(g)	12,150,000	12,284

Charles Schwab Corp.
4.000% due 06/01/2026 •(g)	14,900,000	14,285
5.375% due 06/01/2025 •(g)	4,900,000	5,072

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(g)	10,000,000	10,500

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(g)	6,100,000	5,669
4.950% due 02/10/2025 •(g)	1,100,000	1,101

Wells Fargo & Co.
3.900% due 03/15/2026 •(g)	6,300,000	6,043

		165,355

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 12.8%

Fannie Mae
0.577% due 03/25/2034 •	$8	8
0.857% due 06/25/2036 •	235	235
0.957% due 10/25/2040 •	108	109
1.303% due 06/01/2043 •	18	19
1.640% due 12/01/2034 •	58	60
2.185% due 08/01/2036 •	12	12
2.192% due 08/01/2023 •	2	2
2.200% due 01/01/2023 •	4	4
2.250% due 06/01/2035 •	76	76
2.335% due 04/01/2032 •	5	5
2.423% due 11/01/2034 •	328	344
2.633% due 12/01/2030 •	3	3
3.000% due 03/01/2060	14,528	14,425
3.500% due 01/01/2059 (k)	25,502	25,793
6.000% due 04/25/2043 - 07/25/2044	533	574

Freddie Mac
0.456% due 01/15/2038 •	3,664	3,639
0.774% due 09/25/2022 ~(a)	20,093	46
0.877% due 10/15/2040 •	1,134	1,143
0.929% due 11/25/2022 ~(a)	29,301	119
0.997% due 12/15/2037 •	126	127

38	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.304% due 02/25/2045 •	$61	$62
1.341% due 10/25/2044 •	826	842
1.865% due 01/15/2038 ~(a)	3,664	212
2.021% due 09/01/2035 •	19	19
2.235% due 06/01/2022 •	1	1
6.000% due 12/01/2033	307	325
6.500% due 11/15/2023	1	1

Ginnie Mae
1.625% (H15T1Y + 1.500%) due 09/20/2022 - 09/20/2026 ~	28	28
1.750% (H15T1Y + 1.500%) due 10/20/2023 - 12/20/2025 ~	8	8
1.750% due 11/20/2030 •	2	2
1.875% (H15T1Y + 1.500%) due 05/20/2022 - 05/20/2026 ~	14	13
1.875% due 04/20/2027 - 05/20/2030 •	54	55
2.000% due 08/20/2027 - 05/20/2030 •	28	28
3.000% due 07/20/2046 - 05/20/2047	421	417
6.000% due 08/20/2034	3,295	3,547

U.S. Small Business Administration
5.110% due 04/01/2025	6	6

Uniform Mortgage-Backed Security
2.000% due 02/01/2052 - 03/01/2052	46,730	43,450
2.000% due 03/01/2052 (k)	22,667	21,076
2.500% due 01/01/2051 - 02/01/2051	10,870	10,394
3.000% due 10/01/2049 (k)	23,727	23,332
3.000% due 05/01/2051 - 06/01/2051	17,944	17,622
3.500% due 04/01/2027 - 07/01/2050	33,374	33,702
3.500% due 10/01/2034 (k)	2,952	3,035
4.000% due 06/01/2038 - 06/01/2050	14,049	14,391

Uniform Mortgage-Backed Security, TBA
3.500% due 04/01/2037 - 06/01/2052	864,000	862,039
4.000% due 04/01/2052 - 05/01/2052	371,176	377,777
4.500% due 04/01/2052 - 05/01/2052	121,200	125,274

		1,584,401

U.S. TREASURY OBLIGATIONS 3.6%

U.S. Treasury Bonds
1.375% due 11/15/2040 (k)	72,600	59,407
1.625% due 11/15/2050 (k)(o)	2,000	1,641
1.875% due 02/15/2041 (k)(o)	26,400	23,528

U.S. Treasury Inflation Protected Securities (f)
0.500% due 01/15/2028 (k)(m)(o)	79,650	85,247

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2027 (m)		$5,854	$6,794
2.500% due 01/15/2029 (m)		32,925	40,130
3.875% due 04/15/2029 (m)		12,823	16,963

U.S. Treasury Notes
0.125% due 12/15/2023 (m)(o)		10,700	10,325
2.000% due 08/15/2025 (k)(m)		17,000	16,703
2.250% due 11/15/2025 (m)		5,600	5,544
2.875% due 04/30/2025 (k)(m)(o)		179,700	181,588

			447,870

Total United States (Cost $4,583,356)			4,515,668

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (j) 0.0%
			1,253

ISRAEL TREASURY BILLS 0.7%
(0.001)% due 04/06/2022 - 12/07/2022 (d)(e)	ILS	255,600	80,061

U.S. TREASURY BILLS 0.1%
0.314% due 05/19/2022 (d)(e)(m)(o)		$8,383	8,380

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.455% due 06/21/2022 (d)(e)(o)		6,857	6,850

Total Short-Term Instruments (Cost $96,015)			96,544

Total Investments in Securities (Cost $13,892,221)			13,344,229

		SHARES
INVESTMENTS IN AFFILIATES 9.9%

SHORT-TERM INSTRUMENTS 9.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.9%

PIMCO Short Asset Portfolio		63,786,864	628,811

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	39

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	61,454,325	$596,721

Total Short-Term Instruments (Cost $1,233,392)		1,225,532

Total Investments in Affiliates (Cost $1,233,392)		1,225,532

Total Investments 118.0% (Cost $15,125,613)		$14,569,761

Financial Derivative Instruments (l)(n) 1.2% (Cost or Premiums, net $(287,218))		151,063

Other Assets and Liabilities, net (19.2)%		(2,371,234)

Net Assets 100.0%		$12,349,590

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

40	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$106,899	$102,958	0.83%
Citigroup, Inc.	3.290	03/17/2026	03/10/2022	8,500	8,477	0.07
Citigroup, Inc.	3.785	03/17/2033	03/10/2022	6,300	6,253	0.05
Deutsche Bank AG	0.898	05/28/2024	05/25/2021	8,700	8,290	0.07
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	10,600	9,839	0.08
Deutsche Bank AG	3.035	05/28/2032	06/01/2021 - 06/21/2021	9,909	8,913	0.07
Deutsche Bank AG	3.729	01/14/2032	01/20/2021 - 01/28/2021	4,219	3,752	0.03
Oracle Corp.	1.650	03/25/2026	03/22/2021	20,592	19,236	0.15
Oracle Corp.	2.300	03/25/2028	03/22/2021	6,984	6,407	0.05
Oracle Corp.	2.875	03/25/2031	03/22/2021	3,994	3,653	0.03
Oracle Corp.	3.650	03/25/2041	03/22/2021	13,412	11,828	0.10
Oracle Corp.	3.950	03/25/2051	03/22/2021	5,191	4,563	0.04

				$205,300	$194,169	1.57%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$1,253	U.S. Treasury Bills 0.000% due 08/04/2022	$(1,278)	$1,253	$1,253

Total Repurchase Agreements						$(1,278)	$1,253	$1,253

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	0.330%	03/18/2022	04/14/2022			$(9,910)	$(9,911)
BPS	(0.570)	02/14/2022	08/15/2022		EUR	(281,954)	(311,683)
	(0.550)	02/09/2022	05/16/2022			(5,395)	(5,964)
	(0.540)	02/14/2022	08/15/2022			(20,698)	(22,881)
BRC	(0.570)	02/14/2022	08/15/2022			(13,499)	(14,923)
	(0.560)	02/14/2022	05/16/2022			(47,756)	(52,792)
	(0.550)	03/01/2022	05/16/2022			(39,835)	(44,046)
	(0.540)	02/14/2022	05/16/2022			(21,378)	(23,633)
CEW	(0.550)	02/14/2022	05/16/2022			(72,503)	(80,150)
	(0.520)	03/01/2022	05/16/2022			(7,258)	(8,025)
	0.760	03/22/2022	05/10/2022		GBP	(106,510)	(139,946)
CIB	0.330	03/15/2022	04/14/2022			$(101,847)	(101,863)
	0.330	03/16/2022	04/06/2022			(29,892)	(29,897)
	0.360	03/17/2022	04/13/2022			(64,746)	(64,756)
JML	(6.500)	09/09/2021	TBD	(3)	EUR	(513)	(554)
	(0.950)	02/10/2022	04/13/2022			(901)	(995)
MBC	0.750	02/09/2022	05/16/2022		GBP	(7,975)	(10,488)

Total Reverse Repurchase Agreements							$(922,507)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	41

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (18.8)%
U.S. Government Agencies (18.8)%
Fannie Mae, TBA	3.000%	06/01/2052	$100	$(97)	$(98)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2037	181,700	(179,990)	(176,483)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	300,550	(287,898)	(279,030)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2052	823,000	(758,995)	(762,695)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2052	331,884	(328,628)	(316,664)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	575,846	(549,155)	(548,299)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2052	38,073	(37,277)	(37,246)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2052	207,327	(203,326)	(202,382)

Total Short Sales (18.8)%				$(2,345,366)	$(2,322,897)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(9,911)	$0	$(9,911)	$9,756	$(155)
BPS	0	(340,528)	0	(340,528)	342,370	1,842
BRC	0	(135,394)	0	(135,394)	135,649	255
CEW	0	(228,121)	0	(228,121)	228,112	(9)
CIB	0	(196,516)	0	(196,516)	197,945	1,429
FICC	1,253	0	0	1,253	(1,278)	(25)
JML	0	(1,549)	0	(1,549)	1,520	(29)
MBC	0	(10,488)	0	(10,488)	10,512	24

Total Borrowings and Other Financing Transactions	$1,253	$(922,507)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(554)	$(554)
Sovereign Issues	0	(995)	(365,044)	(349,487)	(715,526)
U.S. Government Agencies	0	(64,756)	0	0	(64,756)
U.S. Treasury Obligations	0	(141,671)	0	0	(141,671)

Total Borrowings	$0	$(207,422)	$(365,044)	$(350,041)	$(922,507)

Payable for reverse repurchase agreements					$(922,507)

(k)	Securities with an aggregate market value of $897,445 and cash of $28,418 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

42	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(792,981) at a weighted average interest rate of (0.370%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME Call Options Strike @ EUR 98.125 on Euribor 1-Year Mid Curve June 2022 Futures	$98.125	06/10/2022	1,003	$2,508	$(211)	$(45)
Call - CME Call Options Strike @ EUR 98.375 on Euribor 1-Year Mid Curve April 2022 Futures	98.375	04/14/2022	684	1,710	(327)	(4)
Put - CME Put Options Strike @ EUR 97.375 on Euribor 1-Year Mid Curve June 2022 Futures	97.375	06/10/2022	1,003	2,508	(288)	(1,010)
Put - CME Put Options Strike @ EUR 98.375 on Euribor 1-Year Mid Curve April 2022 Futures	98.375	04/14/2022	684	1,710	(286)	(2,180)

Total Written Options					$(1,112)	$(3,239)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2022	2,315	$219,559	$(9,163)	$1,808	$(777)
Call Options Strike @ EUR 156.000 on Euro-Bobl Bond June 2022 Futures(1)	05/2022	5,559	31	(5)	0	0
Call Options Strike @ EUR 185.000 on Euro-Bund June 2022 Futures(1)	05/2022	250	3	0	0	0
Euro-BTP Italy Government Bond June Futures	06/2022	5,331	815,672	(28,329)	6,959	(590)
Euro-Buxl 30-Year Bond June Futures	06/2022	226	46,552	(4,260)	720	(50)
Euro-Schatz June Futures	06/2022	14,867	1,821,216	(21,520)	3,207	(2,302)
Put Options Strike @ EUR 109.400 on Euro-Schatz Bond May 2022 Futures(1)	04/2022	103	1	0	0	0
U.S. Treasury 10-Year Note June Futures	06/2022	4,048	497,398	(12,901)	1,012	0

				$(76,178)	$13,706	$(3,719)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	43

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	684	$(166,084)	$947	$0	$(85)
Australia Government 3-Year Note June Futures	06/2022	751	(61,754)	820	0	(264)
Canada Government 10-Year Bond June Futures	06/2022	2,043	(213,362)	8,104	0	(948)
Euro-Bobl June Futures	06/2022	9,376	(1,336,561)	42,257	3,734	(7,883)
Euro-Bund 10-Year Bond June Futures	06/2022	4,131	(725,063)	31,672	960	(6,855)
Euro-OAT France Government 10-Year Bond June Futures	06/2022	2,785	(466,788)	19,477	740	(4,467)
Japan Government 10-Year Bond June Futures	06/2022	143	(175,843)	1,195	0	(787)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	382	(1,147)	(971)	304	(148)
U.S. Treasury 5-Year Note June Futures	06/2022	1,223	(140,263)	3,537	0	(172)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	543	(73,560)	2,401	0	(221)
U.S. Treasury 30-Year Bond June Futures	06/2022	109	(16,357)	497	0	(68)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	9	(1,594)	46	0	(10)
United Kingdom Long Gilt June Futures	06/2022	2,139	(340,644)	4,177	337	(1,180)

				$114,159	$6,075	$(23,088)

Total Futures Contracts				$37,981	$19,781	$(26,807)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	12/20/2027	1.151%	EUR	3,300	$(17)	$(12)	$(29)	$0	$(11)
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	5.092		36,100	2,388	(2,461)	(73)	61	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.016		4,800	12	(12)	0	4	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	1.365		2,500	(14)	(12)	(26)	0	(5)
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.221		$6,400	113	(100)	13	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.339	EUR	4,900	(145)	314	169	1	0
Stellantis NV	5.000	Quarterly	12/20/2026	1.378		9,300	2,112	(396)	1,716	1	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.149		10,675	(511)	537	26	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.473		5,700	(188)	297	109	0	(1)

							$3,750	$(1,845)	$1,905	$67	$(17)

44	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-36 5-Year Index	(5.000)%	Quarterly	06/20/2026		$97,100	$(9,255)	$2,885	$(6,370)	$0	$(2)
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		223,100	(1,377)	(76)	(1,453)	0	(71)
CDX.IG-36 10-Year Index	(1.000)	Quarterly	06/20/2031		700	(4)	1	(3)	0	0
CDX.IG-37 10-Year Index	(1.000)	Quarterly	12/20/2031		222,300	(1,383)	1,445	62	209	0
CDX.IG-38 10-Year Index	(1.000)	Quarterly	06/20/2032		55,000	329	(163)	166	38	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	328,400	(2,487)	(205)	(2,692)	0	(16)

						$(14,177)	$3,887	$(10,290)	$247	$(89)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/ Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026		$238,100	$2,769	$1,382	$4,151	$0	$(29)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		326,000	4,658	676	5,334	0	(18)
iTraxx Crossover 36 5-Year Index	5.000	Quarterly	12/20/2026	EUR	6,600	516	75	591	0	(13)
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027		7,600	527	99	626	0	(15)

						$8,470	$2,232	$10,702	$0	$(75)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	$71,100	$0	$22	$22	$2	$0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	374,100	28	126	154	0	(6)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	285,300	0	7	7	0	(114)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	91,200	0	15	15	0	(24)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	302,200	43	65	108	38	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	269,400	0	19	19	30	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	229,600	0	31	31	24	0

					$71	$285	$356	$94	$(144)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	45

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.010%	Annual	02/07/2023	GBP	457,400	$(586)	$(7,612)	$(8,198)	$0	$(100)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2024		906,700	(33,939)	(7,023)	(40,962)	0	(1,289)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		123,500	(10,099)	(728)	(10,827)	0	(18)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		163,900	(15,894)	(2,020)	(17,914)	690	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		40,700	(8,508)	(291)	(8,799)	457	0
Pay(7)	1-Day INR-MIBOR Compounded-OIS	5.750	Annual	03/15/2024	INR	83,389,800	1,284	(1,877)	(593)	383	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	03/16/2027		22,856,200	1,188	1,398	2,586	0	(247)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032		1,725,300	149	(124)	25	0	(54)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	06/19/2022	JPY	14,720,000	0	20	20	0	(9)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	06/19/2022	JPY	11,190,000	0	(15)	(15)	7	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2023		34,030,000	421	(536)	(115)	84	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/16/2024		36,970,000	83	136	219	0	(122)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	11/02/2025		11,910,000	9	(283)	(274)	147	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2028		21,670,000	1	(2,166)	(2,165)	899	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/17/2031		30,010,000	(3,441)	(3,617)	(7,058)	2,049	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/17/2031		1,700,000	267	59	326	0	(116)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		23,840,000	927	3,533	4,460	0	(1,858)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Semi-Annual	06/19/2039		11,190,000	201	2,559	2,760	0	(2,232)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Semi-Annual	06/19/2049		9,370,000	420	(5,964)	(5,544)	3,278	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	03/16/2024	SG	D682,070	1,947	4,282	6,229	0	(457)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		3,570	(109)	(1)	(110)	15	(5)
Pay(7)	1-Day SGD-SIBCSORA Compounded-OIS	2.250	Semi-Annual	06/15/2032		8,700	6	30	36	50	0
Receive	1-Day USD-SOFR Compounded-OIS	0.250	Annual	12/15/2023		$22,700	172	546	718	0	(4)
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.320	Annual	12/21/2023		4,829,900	13,043	55,283	68,326	0	(927)
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.430	Annual	03/31/2024		2,300	2	(44)	(42)	1	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.117	Annual	03/31/2024		273,900	51	1,697	1,748	0	(85)
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.209	Annual	03/31/2024		362,800	0	1,748	1,748	0	(112)
Receive(7)	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024		211,100	4,576	3,616	8,192	0	(67)
Receive(7)	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024		243,300	2,354	7,092	9,446	0	(36)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	12/15/2026		22,500	(87)	(1,123)	(1,210)	3	0

46	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.000%	Annual	12/15/2026		$60,500	$(350)	$(2,880)	$(3,230)	$8	$0
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027		2,750	(5)	(77)	(82)	0	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		241,600	9,048	5,747	14,795	8	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		1,100	(11)	(57)	(68)	0	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		623,100	15,207	919	16,126	188	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028		118,200	312	(6,686)	(6,374)	107	0
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029		42,800	(102)	(1,301)	(1,403)	47	0
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029		64,400	(172)	(941)	(1,113)	82	0
Pay	1-Day USD-SOFR Compounded-OIS	1.936	Annual	03/25/2029		78,000	(223)	(890)	(1,113)	100	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		143,900	(5,854)	(5,402)	(11,256)	198	0
Pay	1-Day USD-SOFR Compounded-OIS	1.488	Annual	08/15/2031		68,000	0	(3,651)	(3,651)	200	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.695	Annual	11/15/2031		392,300	(655)	(14,843)	(15,498)	1,167	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	02/28/2032		4,800	28	122	150	0	(15)
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032		21,300	(100)	(557)	(657)	69	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		34,900	2,545	281	2,826	0	(109)
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		208,200	7,775	(266)	7,509	111	(343)
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		56,900	(1,579)	(4,670)	(6,249)	483	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022	CAD	31,000	136	(49)	87	0	0
Pay(7)	3-Month CAD-Bank Bill	2.060	Semi-Annual	10/28/2023		356,700	5	(2,802)	(2,797)	205	0
Pay(7)	3-Month CAD-Bank Bill	2.000	Semi-Annual	11/14/2023		176,500	4	(1,510)	(1,506)	98	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		34,800	0	(1,201)	(1,201)	22	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		24,300	0	(831)	(831)	16	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		67,500	(544)	(1,517)	(2,061)	49	0
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026		42,300	(520)	(1,887)	(2,407)	39	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		107,400	4,342	(5,723)	(1,381)	221	0
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		65,800	12	(3,719)	(3,707)	149	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		199,200	2,205	(12,050)	(9,845)	449	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		240,100	(2,491)	(16,158)	(18,649)	539	0
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		105,900	(6,928)	(4,164)	(11,092)	150	(25)
Pay	3-Month CAD-Bank Bill	1.585	Semi-Annual	07/19/2031		22,500	(656)	(1,229)	(1,885)	54	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		17,700	582	(1,016)	(434)	139	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.500	Annual	09/15/2026	CHF	313,200	(397)	(13,912)	(14,309)	824	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.294	Annual	02/10/2027		142,700	0	(1,363)	(1,363)	461	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283	Annual	02/14/2027		33,300	0	(346)	(346)	108	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.300	Annual	02/15/2027		41,800	0	(396)	(396)	136	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.295	Annual	02/17/2027		26,400	0	(260)	(260)	86	0
Pay(7)	3-Month CHF-SRFXON3 Compounded-OIS	0.343	Annual	05/16/2027		30,200	0	(355)	(355)	107	0
Pay(7)	3-Month CHF-SRFXON3 Compounded-OIS	0.368	Annual	06/15/2027		168,800	(394)	(1,613)	(2,007)	612	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	47

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CNY-CNREPOFIX	2.500%	Quarterly	03/16/2027	CNY	1,730,600	$708	$(58)	$650	$0	$(400)
Pay(7)	3-Month NZD-BBR	3.000	Semi-Annual	11/01/2023	NZD	327,700	118	(1,348)	(1,230)	146	0
Pay(7)	3-Month NZD-BBR	3.000	Semi-Annual	12/15/2023		380,700	(62)	(1,551)	(1,613)	169	0
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024		8,000	0	(286)	(286)	6	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	135,100	312	(551)	(239)	8	0
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029		171,800	635	(1,559)	(924)	111	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		$758,400	(7,922)	11,061	3,139	0	(7)
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		150,800	0	1,730	1,730	0	(21)
Receive(7)	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		1,350,900	14,689	7,412	22,101	0	(211)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		4,300	0	(123)	(123)	0	0
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		130,050	0	3,751	3,751	0	(28)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		143,950	0	4,333	4,333	0	(28)
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		99,200	0	2,932	2,932	9	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/15/2024		1,200	(9)	(47)	(56)	0	0
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		44,400	657	3,026	3,683	0	(8)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		944,900	(10,413)	61,276	50,863	0	(151)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		343,700	(3,980)	22,344	18,364	24	0
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		319,750	(2,932)	(32,689)	(35,621)	251	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		42,300	(2,316)	(2,455)	(4,771)	25	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		199,300	1,626	(12,682)	(11,056)	167	0
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029		21,200	(48)	(1,144)	(1,192)	27	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/20/2029		64,200	(148)	(2,995)	(3,143)	83	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029		14,800	(38)	(690)	(728)	19	0
Receive	3-Month USD-LIBOR	0.550	Semi-Annual	01/15/2031		556,600	7,813	74,695	82,508	0	(1,580)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		70,500	1,631	10,629	12,260	0	(391)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		500	1	107	108	0	(4)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		12,800	2,687	104	2,791	0	(109)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		6,100	(568)	883	315	0	(58)
Receive	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		16,000	0	512	512	0	(156)
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		9,900	0	1,368	1,368	0	(93)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	166,500	57	182	239	13	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		106,900	184	307	491	42	0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	77,200	(222)	(2,960)	(3,182)	378	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030		71,200	(1,528)	8,612	7,084	0	(362)
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	264,500	0	(1,628)	(1,628)	0	(1)
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2024	EUR	557,800	(12,843)	(5,010)	(17,853)	496	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025		300	(7)	3	(4)	1	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027		1,838,700	(108,740)	(31,815)	(140,555)	4,880	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		1,446,930	(138,462)	(19,671)	(158,133)	9,350	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2036		400	19	55	74	0	(3)
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		5,950	0	1,446	1,446	0	(46)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		175,400	21,415	5,127	26,542	0	(1,758)
Receive(7)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		13,400	0	3,699	3,699	0	(116)
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024		HUF3,731,000	(142)	(1,057)	(1,199)	19	0
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2022	JPY	14,720,000	0	34	34	0	0
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2022	JPY	11,190,000	0	(26)	(26)	0	0
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	1,363,000	111	(7,251)	(7,140)	194	0
Pay	UKRPI	3.740	Maturity	03/15/2031	GBP	24,600	13	(5,186)	(5,173)	0	(420)
Pay	UKRPI	3.700	Maturity	04/15/2031		44,100	400	(10,145)	(9,745)	0	(745)

							$(261,646)	$24,023	$(237,623)	$31,713	$(14,926)

Total Swap Agreements							$(263,532)	$28,582	$(234,950)	$32,121	$(15,251)

48	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$19,781	$32,121	$51,902	$(3,239)	$(26,807)	$(15,251)	$(45,297)

(m)

Securities with an aggregate market value of $276,955 and cash of $24,074 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	06/2022	$		4,106		SGD	5,582	$12	$0
BOA	04/2022		AUD	6,404	$		4,660	0	(132)
	04/2022		CAD	87,997			68,748	0	(1,641)
	04/2022		DKK	646,053			101,995	5,915	0
	04/2022		EUR	29,181			32,137	0	(144)
	04/2022		GBP	34,349			45,189	66	0
	04/2022		HUF	112,200			322	0	(15)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	49

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2022		JPY	30,542,900	$		264,834	$13,948	$0
	04/2022	$		77,470		AUD	103,504	0	(18)
	04/2022			37,301		EUR	33,437	0	(312)
	04/2022			12,494		GBP	9,590	104	0
	04/2022			356		MXN	7,241	8	0
	04/2022			97,127		NOK	872,117	1,933	0
	04/2022			1,004		NZD	1,443	0	(4)
	05/2022		AUD	103,504	$		77,493	15	0
	05/2022		CNH	258,650			40,410	0	(179)
	05/2022		EUR	33,437			37,333	312	0
	05/2022		NZD	38,657			26,791	12	0
	05/2022	$		1,808		AUD	2,413	0	(2)
	05/2022			30,228		CNH	193,429	126	0
	05/2022			39		CNY	249	0	0
	05/2022			194		ZAR	2,970	8	0
	05/2022		ZAR	1,985	$		121	0	(14)
	06/2022		HKD	7,429			951	1	0
	06/2022		RON	629			137	0	(2)
	06/2022	$		3,835		MYR	16,102	0	(23)
	06/2022			6,655		SGD	9,087	49	0
	06/2022			3,770		THB	125,706	14	0
	06/2022			13,847		ZAR	211,685	508	0
	07/2022		MXN	7,241	$		351	0	(8)
	07/2022		PEN	146,476			36,245	0	(3,161)
	05/2023		CNH	195,545			30,228	0	(158)
BPS	04/2022		AUD	76,091			56,226	4	(717)
	04/2022		CAD	16,259			12,879	5	(132)
	04/2022		CHF	20,930			22,635	76	(91)
	04/2022		DKK	436,150			66,820	1,956	0
	04/2022		EUR	34,060			37,482	0	(197)
	04/2022		GBP	487,473			654,243	13,875	0
	04/2022		HUF	209,288			608	0	(21)
	04/2022		NZD	150,778			102,051	0	(2,445)
	04/2022		SEK	12,435			1,300	0	(23)
	04/2022	$		16,680		CAD	21,224	298	0
	04/2022			6,639		CHF	6,185	54	0
	04/2022			32,757		DKK	213,480	0	(1,008)
	04/2022			143,854		EUR	129,069	163	(1,234)
	04/2022			27,504		GBP	20,547	0	(512)
	04/2022			30,508		JPY	3,520,000	0	(1,594)
	04/2022			17,469		NZD	25,540	231	0
	05/2022		TWD	2,399	$		86	2	0
	05/2022	$		73,612		CNH	470,602	237	0
	05/2022			16,181		IDR	231,816,295	0	(42)
	05/2022			1,051		MXN	21,891	44	0
	05/2022			135		TWD	3,819	0	(1)
	05/2022		ZAR	950	$		60	0	(5)
	06/2022		ILS	70,539			21,696	0	(456)
	06/2022		RON	558			119	0	(5)
	06/2022		SGD	131,497			96,410	0	(608)
	06/2022	$		699		ILS	2,224	0	0
	06/2022			78,277		MYR	330,125	0	(123)
	06/2022			15,032		THB	503,354	121	0
	07/2022			3,458		MXN	72,333	122	0
	08/2022		ZAR	2,561	$		161	0	(12)
	09/2022	$		86		TWD	2,377	0	(2)
	11/2022		ZAR	1,807	$		112	0	(8)

50	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BRC	04/2022			GBP	122,755	$		164,221	$2,964	$0
	04/2022			JPY	13,954,100			120,860	6,238	0
	04/2022		$		616,311		GBP	469,236	102	0
	05/2022			GBP	469,236	$		616,198	0	(96)
	06/2022			MYR	21,092			4,967	0	(27)
	06/2022			SGD	34,288			25,307	9	0
CBK	04/2022			CAD	10,507			8,173	0	(231)
	04/2022			DKK	763,159			119,338	5,842	0
	04/2022			ILS	25,400			7,900	38	(99)
	04/2022			JPY	14,656,729			126,959	6,565	0
	04/2022			MXN	15,805			728	0	(64)
	04/2022	«		RUB	39,009			509	51	0
	04/2022		$		4,893		CHF	4,525	4	0
	04/2022				24,773		CLP	19,396,012	0	(232)
	04/2022				35,437		DKK	231,350	0	(1,030)
	04/2022	«			6,526		RUB	510,599	0	(532)
	05/2022			PEN	121,496	$		31,800	0	(1,141)
	05/2022		$		2,769		CNH	17,720	12	0
	06/2022			CZK	24,598	$		1,077	0	(29)
	06/2022			ILS	118,808			36,653	0	(645)
	06/2022			MXN	17,296			811	0	(48)
	06/2022			SGD	15,913			11,695	0	(45)
	06/2022		$		17		ILS	55	1	0
	06/2022				2,999		MXN	62,871	122	0
	06/2022				21,638		THB	717,841	0	(28)
	07/2022				944		PEN	3,793	78	0
	08/2022			ILS	51,003	$		15,919	0	(134)
	08/2022			PEN	28,455			7,038	0	(612)
	09/2022				127,742			30,939	0	(3,221)
	10/2022			ILS	900			288	4	0
	10/2022			PEN	81,459			20,430	0	(1,309)
	11/2022				185			47	0	(3)
	12/2022			ILS	11,202			3,641	93	0
	05/2023			CNH	15,787			2,441	0	(12)
DUB	04/2022			EUR	2,118			2,324	0	(21)
	04/2022	«		RUB	68,930			890	80	0
	04/2022		$		111,537		DKK	756,036	900	0
	05/2022				880		CNH	5,628	3	0
	06/2022				432		PLN	1,969	34	0
	07/2022			DKK	753,205	$		111,537	0	(863)
	05/2023			CNH	5,690			880	0	(4)
GLM	04/2022			BRL	128,417			25,917	0	(1,056)
	04/2022			HUF	127,572			355	0	(28)
	04/2022	«		RUB	208,411			2,723	276	0
	04/2022		$		27,105		BRL	128,417	0	(132)
	04/2022				3,232		GBP	2,416	0	(58)
	05/2022			BRL	71	$		15	0	0
	05/2022			CNH	5,279			825	0	(3)
	05/2022			KRW	277,424,352			224,834	0	(3,361)
	05/2022		$		25,717		BRL	128,417	1,040	0
	05/2022				88		TWD	2,500	0	(1)
	06/2022			THB	1,799,925	$		54,345	160	0
	06/2022		$		14,677		MXN	306,372	531	0
	06/2022				1,461		SGD	1,987	5	0
	06/2022				10,206		ZAR	156,390	400	0
	08/2022				3,818		PEN	14,421	56	0
	11/2022			ILS	48,400	$		15,630	330	0
	03/2023			CNH	108,764			16,841	0	(77)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	51

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
HUS	04/2022			AUD	65,728	$		49,224	$83	$(43)
	04/2022			CAD	6,009			4,765	0	(42)
	04/2022			CHF	19,026			20,541	0	(49)
	04/2022			DKK	243,840			38,080	1,816	0
	04/2022			EUR	168,292			185,082	0	(1,091)
	04/2022			GBP	8,932			11,706	0	(27)
	04/2022			NOK	54,275			6,200	35	0
	04/2022	«		RUB	56,366			720	58	0
	04/2022			SEK	3,310			353	1	0
	04/2022		$		1,446		CAD	1,824	13	0
	04/2022				25,299		CHF	23,200	0	(192)
	04/2022				20,347		DKK	133,375	38	(550)
	04/2022				109,450		EUR	98,558	147	(567)
	04/2022				15,740		GBP	11,909	19	(115)
	04/2022				24,316		NOK	209,755	0	(491)
	04/2022				59,997		NZD	86,531	122	(148)
	05/2022			CHF	12,033	$		13,033	0	(2)
	05/2022		$		12,303		MXN	255,746	455	0
	06/2022			SGD	39,469	$		29,097	0	(23)
IND	05/2022		$		325,575		CNH	2,080,887	969	0
	05/2023			CNH	310,959	$		48,078	0	(242)
JPM	04/2022			CAD	7,800			6,161	0	(78)
	04/2022			DKK	14,375			2,258	120	0
	04/2022			JPY	15,560,801			135,077	7,257	0
	04/2022			MXN	14,867			714	0	(34)
	04/2022		$		32		HUF	10,945	1	0
	05/2022			CNH	3,583,421	$		563,558	1,228	0
	05/2022			CNY	657,593			103,525	281	0
	05/2022			KRW	971,107			791	0	(8)
	05/2022			MXN	32,760			1,578	0	(60)
	05/2022			TWD	2,841			101	2	0
	05/2022		$		258,025		CNH	1,650,909	1,045	0
	05/2022				10,798		IDR	154,920,499	0	(12)
	06/2022			CZK	13,440	$		582	0	(22)
	06/2022			SGD	10,258			7,539	0	(29)
	09/2022		$		101		TWD	2,814	0	(2)
MBC	05/2022			CNH	2,310,381	$		363,628	1,070	0
	05/2022			IDR	54,261,966			3,789	11	0
	05/2022		$		3,123		CLP	2,469,200	0	(9)
	05/2022				39,117		IDR	561,386,914	79	(111)
MYI	04/2022			AUD	5,795	$		4,148	0	(188)
	04/2022			BRL	147,185			31,066	152	0
	04/2022			DKK	1,904,145			300,536	17,354	0
	04/2022			JPY	143,484,779			1,249,971	71,354	0
	04/2022		$		28,342		BRL	147,185	2,572	0
	04/2022				26,819		CAD	33,498	0	(24)
	04/2022				6,714		CHF	6,214	11	0
	04/2022				375,505		DKK	2,540,998	2,389	0
	04/2022				671,624		EUR	603,138	0	(4,402)
	04/2022				10,495		GBP	7,973	4	(25)
	04/2022				4,357		NOK	37,600	0	(86)
	05/2022			EUR	603,138	$		672,209	4,418	0
	05/2022			JPY	14,489,569			119,392	301	0
	05/2022			TWD	1,159			41	1	0
	05/2022		$		13		IDR	189,216	0	0
	05/2022				3,818		KRW	4,692,192	41	0
	05/2022				74		TWD	2,093	0	(1)
	06/2022			SGD	91,777	$		67,414	0	(299)
	06/2022		$		3,763		ZAR	58,969	236	0

52	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	07/2022			DKK	2,638,741	$		391,562	$56	$(2,271)
	09/2022		$		41		TWD	1,149	0	(1)
RBC	04/2022			BRL	18,767	$		3,760	0	(182)
	04/2022		$		3,961		BRL	18,767	0	(19)
	04/2022				9,180		CAD	11,683	165	0
	04/2022				1,083		GBP	825	1	0
	05/2022			JPY	7,066,508	$		57,958	0	(122)
	06/2022			MXN	11,921			579	0	(13)
	06/2022		$		1,320		SGD	1,794	3	0
SCX	04/2022			CHF	5,411	$		5,763	0	(93)
	04/2022			NOK	1,065,292			123,362	2,359	0
	04/2022	«		RUB	54,684			716	75	0
	04/2022		$		1,908		CAD	2,419	27	0
	04/2022				1,981		CHF	1,862	34	0
	04/2022				22,207		EUR	20,101	46	(17)
	04/2022				464		GBP	350	0	(4)
	04/2022	«			534		RUB	41,723	0	(44)
	05/2022			CNH	2,544,341	$		399,911	772	(132)
	05/2022			CNY	828,246			130,264	227	0
	05/2022			EUR	146,070			162,316	588	0
	05/2022			GBP	130,662			172,003	392	0
	05/2022		$		3,188		CLP	2,513,100	0	(18)
	05/2022				123,362		NOK	1,065,699	0	(2,358)
	06/2022			SGD	86,625	$		63,719	0	(192)
	08/2022		$		166		ZAR	2,561	7	0
	09/2022			MYR	1,167,232	$		277,422	784	0
	03/2023			CNH	145,044			22,469	0	(93)
SOG	06/2022			CZK	19,061			800	0	(57)
	06/2022			ILS	48,218			14,814	0	(328)
	06/2022		$		370		PLN	1,615	12	0
SSB	04/2022			CAD	19,379	$		15,119	0	(382)
TOR	04/2022			AUD	35,279			25,318	0	(1,082)
	04/2022			CAD	85,413			66,596	0	(1,725)
	04/2022			EUR	798,840			898,409	14,693	0
	04/2022		$		155,831		CAD	194,837	68	(49)
	04/2022				879,688		JPY	107,665,040	4,697	0
	05/2022			CAD	194,868	$		155,831	49	(69)
	05/2022			JPY	107,599,063			879,688	0	(4,675)
UAG	04/2022			CHF	8,655			9,364	0	(3)
	04/2022			NZD	1,393			941	0	(24)
	04/2022	«		RUB	157,298			2,020	174	0
	04/2022			SEK	4,015			420	0	(7)
	04/2022		$		64,465		AUD	85,793	0	(266)
	04/2022				702,885		JPY	85,459,100	0	(905)
	04/2022				374		MXN	7,626	9	0
	05/2022			AUD	85,793	$		64,484	263	0
	05/2022			JPY	85,405,681			702,885	931	0
	05/2022		$		9,364		CHF	8,647	3	0
	06/2022				422		PLN	1,835	12	0
	06/2022				4,233		ZAR	65,972	241	0
	11/2022				116			1,807	5	0

Total Forward Foreign Currency Contracts									$206,533	$(54,294)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	53

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Put - OTC EUR versus CHF	CHF	1.015	05/24/2022	59,435	$306	$480

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180%	01/11/2024	50,880	$1,454	$2,108

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2025	EUR 97.000	05/23/2025	21,400	$1,620	$4,755

Total Purchased Options					$3,380	$7,343

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	44,800	$(54)	$(7)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	41,400	(36)	(21)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	34,400	(52)	(35)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	7,800	(36)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	31,100	(42)	(10)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	13,500	(36)	(17)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	43,300	(93)	(42)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	59,500	(94)	(46)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	32,800	(152)	(45)
BPS	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	7,500	(52)	(29)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	5,700	(56)	(22)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	6,200	(64)	(21)
BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	34,000	(44)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	17,300	(19)	(9)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	25,600	(48)	(18)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	9,000	(47)	(9)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	20,500	(121)	(78)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	30,000	(37)	(34)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	29,000	(40)	(26)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	67,700	(106)	(43)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	55,700	(98)	(69)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	36,700	(65)	(35)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	41,600	(189)	(57)

54	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850%	05/18/2022	23,100	$(27)	$(14)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	26,400	(36)	(30)
DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	24,200	(103)	(17)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	8,900	(49)	(19)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	27,000	(30)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	27,000	(30)	(11)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	25,600	(42)	(14)
GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	6,100	(39)	(16)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	21,300	(23)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	17,700	(30)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	25,800	(28)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	25,600	(40)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	32,300	(52)	(24)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	24,900	(42)	(35)
JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	20,300	(31)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	22,000	(28)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	23,100	(27)	(14)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	16,400	(25)	(12)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	10,800	(105)	(47)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	8,800	(87)	(29)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	28,200	(107)	(46)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	33,100	(101)	(61)
MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	5,000	(29)	(3)
	Put - OTC CDX.HY-37 5-Year Index	Sell	104.000	04/20/2022	6,200	(45)	(12)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	17,800	(34)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	20,600	(26)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	16,200	(34)	(9)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	30,700	(45)	(13)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	6,000	(29)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	45,800	(71)	(15)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	31,500	(37)	(7)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	28,300	(31)	(26)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	33,700	(54)	(18)

						$(3,098)	$(1,218)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus CHF	CHF	1.050	05/24/2022	59,435	$(318)	$(134)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.310%	01/11/2024	450,600	$(1,453)	$(3,836)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.650	06/16/2022	237,400	(404)	(83)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	06/16/2022	237,400	(404)	(1,245)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.171	04/13/2022	121,800	(387)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.621	04/13/2022	121,800	(387)	(3,640)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	55

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	04/07/2022	19,400	$(100)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	19,400	(100)	(312)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.775	04/19/2022	59,700	(158)	(29)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.175	04/19/2022	59,700	(158)	(389)
	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	21,400	(1,620)	(4,558)
BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	25,300	(110)	(8)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	25,300	(206)	(538)
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	18,800	(77)	(11)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	18,800	(77)	(166)
DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	12,400	(48)	(16)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	12,400	(48)	(114)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.900	05/24/2022	63,000	(317)	(271)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	05/24/2022	63,000	(317)	(267)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	1,350,900	(2,688)	(51)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	1,350,900	(2,688)	(22,281)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	39,600	(140)	(19)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	39,600	(155)	(330)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.417	04/01/2022	100,500	(496)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.817	04/01/2022	100,500	(496)	(2,698)
JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	126,000	(890)	(607)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	32,900	(116)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	32,900	(188)	(618)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.670	06/16/2022	77,500	(318)	(140)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.370	06/16/2022	77,500	(318)	(683)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	07/12/2022	63,800	(499)	(29)

							$(15,363)	$(42,939)

56	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	1-Month USD-LIBOR	10/07/2022	216,500	$(223)	$(1)
	Call - OTC 1-Year Interest Rate Floor	0.000	1-Month USD-LIBOR	10/08/2022	99,000	(98)	(1)

						$(321)	$(2)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	$98.391	05/05/2022	6,300	$(29)	$(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	6,900	(32)	(6)

					$(61)	$(11)

Total Written Options					$(19,161)	$(44,304)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.029%	$4,500	$(156)	$145	$0	$(11)
BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029	16,740	(598)	557	0	(41)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156	14,700	(363)	207	0	(156)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.192	29,700	(566)	263	0	(303)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029	26,260	(909)	844	0	(65)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156	47,500	(1,188)	683	0	(505)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029	25,300	(898)	836	0	(62)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.192	11,800	(228)	108	0	(120)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029	31,100	(1,092)	1,015	0	(77)
HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156	27,200	(678)	389	0	(289)
JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156	13,100	(314)	175	0	(139)

							$(6,990)	$5,222	$0	$(1,768)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	57

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.574%	$7,820	$(188)	$294	$106	$0
BRC	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574	20,100	(487)	760	273	0
CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574	4,380	(106)	166	60	0
GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.453	4,200	123	(19)	104	0

							$(658)	$1,201	$543	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD 76,244	$	101,200	$486	$(453)	$33	$0
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	60,513		87,700	13	(18)	0	(5)
GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	59,547		86,300	(319)	(11)	0	(330)
MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.298% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/14/2030	23,204		32,300	173	(135)	38	0

								$353	$(617)	$71	$(335)

58	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month MYR-KLIBOR	3.250%	Quarterly	03/16/2027	MYR	31,100	$(14)	$42	$28	$0
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		100	0	1	1	0
	Receive	3-Month MYR-KLIBOR	3.250	Quarterly	03/16/2032		360,900	1,193	2,538	3,731	0
	Pay	6-Month THB-THBFIX	2.000	Semi-Annual	03/16/2032	THB	574,300	86	(264)	0	(178)
BPS	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032	MYR	31,200	(93)	249	156	0
CBK	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		19,100	(9)	104	95	0
JPM	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		48,800	(103)	347	244	0
NGF	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		70,500	(124)	477	353	0
	Pay	6-Month THB-THBFIX	2.000	Semi-Annual	06/15/2032	THB	2,458,400	(399)	(788)	0	(1,187)
SCX	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	03/16/2027	MYR	43,000	(28)	189	161	0
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		30,800	(95)	249	154	0

								$414	$3,144	$4,923	$(1,365)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.928% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2022	$152,100	$40	$13,574	$13,614	$0
GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.928% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2022	163,500	47	13,955	14,002	0
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.043%	Maturity	09/20/2022	39,900	1	(506)	0	(505)

								$88	$27,023	$27,616	$(505)

Total Swap Agreements								$(6,793)	$35,973	$33,153	$(3,973)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	59

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$12	$0	$33	$45	$0	$0	$0	$0	$45	$471	$516
BOA	23,019	2,108	3,866	28,993	(5,813)	(9,035)	(189)	(15,037)	13,956	(16,450)	(2,494)
BPS	17,188	4,755	13,770	35,713	(9,236)	(5,360)	(197)	(14,793)	20,920	(21,043)	(123)
BRC	9,313	0	273	9,586	(123)	(929)	(873)	(1,925)	7,661	(7,799)	(138)
CBK	12,810	480	155	13,445	(9,415)	(355)	(67)	(9,837)	3,608	(3,930)	(322)
DUB	1,017	0	0	1,017	(888)	(732)	0	(1,620)	(603)	905	302
GLM	2,798	0	0	2,798	(4,716)	(25,379)	(330)	(30,425)	(27,627)	29,446	1,819
GST	0	0	14,106	14,106	0	(93)	(197)	(290)	13,816	(14,200)	(384)
HUS	2,787	0	0	2,787	(3,340)	0	(289)	(3,629)	(842)	(1,000)	(1,842)
IND	969	0	0	969	(242)	0	0	(242)	727	(568)	159
JPM	9,934	0	244	10,178	(245)	(1,451)	(139)	(1,835)	8,343	(9,438)	(1,095)
MBC	1,160	0	0	1,160	(120)	0	0	(120)	1,040	451	1,491
MYC	0	0	38	38	0	(970)	(505)	(1,475)	(1,437)	542	(895)
MYI	98,889	0	0	98,889	(7,297)	0	0	(7,297)	91,592	(91,085)	507
NGF	0	0	353	353	0	0	(1,187)	(1,187)	(834)	1,770	936
RBC	169	0	0	169	(336)	0	0	(336)	(167)	0	(167)
SCX	5,311	0	315	5,626	(2,951)	0	0	(2,951)	2,675	(1,990)	685
SOG	12	0	0	12	(385)	0	0	(385)	(373)	297	(76)
SSB	0	0	0	0	(382)	0	0	(382)	(382)	262	(120)
TOR	19,507	0	0	19,507	(7,600)	0	0	(7,600)	11,907	(3,681)	8,226
UAG	1,638	0	0	1,638	(1,205)	0	0	(1,205)	433	(650)	(217)

Total Over the Counter	$206,533	$7,343	$33,153	$247,029	$(54,294)	$(44,304)	$(3,973)	$(102,571)

(o)

Securities with an aggregate market value of $35,133 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

60	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19,781	$19,781
Swap Agreements	0	314	0	0	31,807	32,121

	$0	$314	$0	$0	$51,588	$51,902

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$206,533	$0	$206,533
Purchased Options	0	0	0	480	6,863	7,343
Swap Agreements	0	543	0	71	32,539	33,153

	$0	$543	$0	$207,084	$39,402	$247,029

	$0	$857	$0	$207,084	$90,990	$298,931

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3,239	$3,239
Futures	0	0	0	0	26,807	26,807
Swap Agreements	0	181	0	0	15,070	15,251

	$0	$181	$0	$0	$45,116	$45,297

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$54,294	$0	$54,294
Written Options	0	1,218	0	134	42,952	44,304
Swap Agreements	0	1,768	0	335	1,870	3,973

	$0	$2,986	$0	$54,763	$44,822	$102,571

	$0	$3,167	$0	$54,763	$89,938	$147,868

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	61

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$303	$303
Futures	0	0	0	0	60,935	60,935
Swap Agreements	0	(25,741)	0	0	(282,657)	(308,398)

	$0	$(25,741)	$0	$0	$(221,419)	$(247,160)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$218,786	$0	$218,786
Purchased Options	0	0	0	0	(1,950)	(1,950)
Written Options	0	6,503	0	1,656	21,883	30,042
Swap Agreements	0	(2,048)	0	0	(14,821)	(16,869)

	$0	$4,455	$0	$220,442	$5,112	$230,009

	$0	$(21,286)	$0	$220,442	$(216,307)	$(17,151)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(2,126)	$(2,126)
Futures	0	0	0	0	53,528	53,528
Swap Agreements	0	17,452	0	0	(81,310)	(63,858)

	$0	$17,452	$0	$0	$(29,908)	$(12,456)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13,377)	$0	$(13,377)
Purchased Options	0	0	0	175	(1,134)	(959)
Written Options	0	184	0	46	(28,893)	(28,663)
Swap Agreements	0	2,290	0	(14,641)	30,082	17,731

	$0	$2,474	$0	$(27,797)	$55	$(25,268)

	$0	$19,926	$0	$(27,797)	$(29,853)	$(37,724)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$2,697	$0	$2,697
Australia
Non-Agency Mortgage-Backed Securities	0	7,520	0	7,520
Sovereign Issues	0	183,271	0	183,271
Austria
Corporate Bonds & Notes	0	2,687	0	2,687
Canada
Corporate Bonds & Notes	0	12,280	0	12,280
Non-Agency Mortgage-Backed Securities	0	26,538	0	26,538
Sovereign Issues	0	100,196	0	100,196

62	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Cayman Islands
Asset-Backed Securities	$0	$721,054	$0	$721,054
Corporate Bonds & Notes	0	34,836	0	34,836
Non-Agency Mortgage-Backed Securities	0	32,873	0	32,873
Chile
Sovereign Issues	0	9,920	0	9,920
China
Sovereign Issues	0	881,193	0	881,193
Denmark
Corporate Bonds & Notes	0	499,018	0	499,018
France
Corporate Bonds & Notes	0	144,065	0	144,065
Sovereign Issues	0	306,697	0	306,697
Germany
Corporate Bonds & Notes	0	250,148	0	250,148
India
Corporate Bonds & Notes	0	11,438	0	11,438
Ireland
Asset-Backed Securities	0	173,729	0	173,729
Corporate Bonds & Notes	0	27,053	0	27,053
Non-Agency Mortgage-Backed Securities	0	2,957	0	2,957
Israel
Sovereign Issues	0	68,637	0	68,637
Italy
Corporate Bonds & Notes	0	111,900	0	111,900
Sovereign Issues	0	135,737	0	135,737
Japan
Corporate Bonds & Notes	0	130,718	0	130,718
Sovereign Issues	0	1,866,431	0	1,866,431
Jersey, Channel Islands
Corporate Bonds & Notes	0	260	0	260
Luxembourg
Corporate Bonds & Notes	0	22,206	0	22,206
Malaysia
Corporate Bonds & Notes	0	16,926	0	16,926
Sovereign Issues	0	182,632	0	182,632
Mexico
Sovereign Issues	0	6,184	0	6,184
Netherlands
Corporate Bonds & Notes	0	59,360	0	59,360
Preferred Securities	0	3,398	0	3,398
Sovereign Issues	0	8,491	0	8,491
New Zealand
Sovereign Issues	0	8,513	0	8,513
Norway
Sovereign Issues	0	14,526	0	14,526
Peru
Sovereign Issues	0	134,344	0	134,344
Qatar
Corporate Bonds & Notes	0	32,761	0	32,761
Sovereign Issues	0	98,169	0	98,169
Romania
Sovereign Issues	0	77,831	0	77,831
Saudi Arabia
Corporate Bonds & Notes	0	13,290	0	13,290
Serbia
Sovereign Issues	0	13,639	0	13,639
Singapore
Corporate Bonds & Notes	0	10,068	0	10,068
Sovereign Issues	0	296,774	0	296,774

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	63

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
South Africa
Sovereign Issues	$0	$10,587	$0	$10,587
South Korea
Sovereign Issues	0	221,927	0	221,927
Spain
Corporate Bonds & Notes	0	16,174	0	16,174
Preferred Securities	0	12,494	0	12,494
Sovereign Issues	0	133,768	0	133,768
Supranational
Corporate Bonds & Notes	0	37,726	0	37,726
Switzerland
Corporate Bonds & Notes	0	162,968	0	162,968
Thailand
Sovereign Issues	0	16,870	0	16,870
United Arab Emirates
Sovereign Issues	0	17,106	0	17,106
United Kingdom
Corporate Bonds & Notes	0	601,819	0	601,819
Non-Agency Mortgage-Backed Securities	0	576,757	0	576,757
Preferred Securities	0	4,356	0	4,356
Sovereign Issues	0	176,500	0	176,500
United States
Asset-Backed Securities	0	635,366	0	635,366
Corporate Bonds & Notes	8,987	661,950	0	670,937
Loan Participations and Assignments	0	37,079	0	37,079
Municipal Bonds & Notes	0	16,365	0	16,365
Non-Agency Mortgage-Backed Securities	0	922,744	35,551	958,295
Preferred Securities	0	62,397	102,958	165,355
U.S. Government Agencies	0	1,584,401	0	1,584,401
U.S. Treasury Obligations	0	447,870	0	447,870
Short-Term Instruments
Repurchase Agreements	0	1,253	0	1,253
Israel Treasury Bills	0	80,061	0	80,061
U.S. Treasury Bills	0	8,380	0	8,380
U.S. Treasury Cash Management Bills	0	6,850	0	6,850

	$8,987	$13,196,733	$138,509	$13,344,229

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,225,532	$0	$0	$1,225,532

Total Investments	$1,234,519	$13,196,733	$138,509	$14,569,761

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(2,322,897)	$0	$(2,322,897)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	18,769	33,133	0	51,902
Over the counter	0	246,315	714	247,029

	$18,769	$279,448	$714	$298,931

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(26,251)	(19,046)	0	(45,297)
Over the counter	0	(101,995)	(576)	(102,571)

	$(26,251)	$(121,041)	$(576)	$(147,868)

Total Financial Derivative Instruments	$(7,482)	$158,407	$138	$151,063

Totals	$1,227,037	$11,032,243	$138,647	$12,397,927

64	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2022

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(1)
Investments in Securities, at Value
United States
Loan Participations and Assignments	$6,649	$0	$(6,649)	$48	$1	$(49)	$0	$0	$0	$0
Non-Agency Mortgage-Backed Securities	0	35,582	0	0	0	(31)	0	0	35,551	(31)
Preferred Securities	105,366	1,618	(809)	0	0	(3,217)	0	0	102,958	(3,217)

	$112,015	$37,200	$(7,458)	$48	$1	$(3,297)	$0	$0	$138,509	$(3,248)
Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$714	$0	$0	$714	$714
Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$0	$0	$(576)	$0	$0	$(576)	$(576)

Totals	$112,015	$37,200	$(7,458)	$48	$1	$(3,159)	$0	$0	$138,647	$(3,110)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
United States
Non-Agency Mortgage-Backed Securities	$35,551	Proxy Pricing	Base Price	95.266	—
Preferred Securities	102,958	Discounted Cash Flow	Discount Rate	4.043	—
Financial Derivative Instruments - Assets
Over the counter	714	Other Valuation Techniques(2)	—	—	—
Financial Derivative Instruments - Liabilities
Over the counter	(576)	Other Valuation Techniques(2)	—	—	—

Total	$138,647

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	65

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

66	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2022

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

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Notes to Financial Statements (Cont.)

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

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In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies   The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign

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Notes to Financial Statements (Cont.)

(non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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March 31, 2022

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

ANNUAL REPORT	MARCH 31, 2022	71

Notes to Financial Statements (Cont.)

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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March 31, 2022

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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March 31, 2022

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$633,514	$6,489	$0	$0	$(11,192)	$628,811	$6,489	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$99,030	$4,031,345	$(3,527,900)	$(5,703)	$(51)	$596,721	$6,046	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such

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Notes to Financial Statements (Cont.)

fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a

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March 31, 2022

borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are

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supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

ANNUAL REPORT	MARCH 31, 2022	79

Notes to Financial Statements (Cont.)

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the

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Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

ANNUAL REPORT	MARCH 31, 2022	81

Notes to Financial Statements (Cont.)

During the period ended March 31, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not

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considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

ANNUAL REPORT	MARCH 31, 2022	83

Notes to Financial Statements (Cont.)

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds  use a specified exchange-traded fund as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

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For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would

ANNUAL REPORT	MARCH 31, 2022	85

Notes to Financial Statements (Cont.)

effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into

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March 31, 2022

the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate

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Notes to Financial Statements (Cont.)

and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality

(commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

ANNUAL REPORT	MARCH 31, 2022	89

Notes to Financial Statements (Cont.)

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

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Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Additionally, to the extent the Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect the Fund’s investments. Please see the Important Information section for additional discussion of the COVID-19 pandemic as well as the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

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Notes to Financial Statements (Cont.)

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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March 31, 2022

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2022	93

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets

ANNUAL REPORT	MARCH 31, 2022	95

Notes to Financial Statements (Cont.)

attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $86,793.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$109,720	$53,841

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be

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March 31, 2022

indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$43,376,948	$44,265,621	$6,284,172	$5,556,417

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	318,266	$3,437,796	329,948	$3,598,059

I-2	127,936	1,381,466	140,487	1,535,348

I-3	8,002	86,564	12,613	135,832

Administrative Class	4,291	46,468	6,043	66,140

Class A	22,929	247,945	41,762	455,142

Class C	246	2,668	1,106	12,109

Class R	1,304	14,078	2,045	22,440

ANNUAL REPORT	MARCH 31, 2022	97

Notes to Financial Statements (Cont.)

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	11,493	$123,508	15,976	$175,227

I-2	2,017	21,687	2,804	30,767

I-3	223	2,403	344	3,771

Administrative Class	165	1,773	265	2,911

Class A	975	10,489	1,828	20,055

Class C	19	201	71	786

Class R	59	630	108	1,185

Cost of shares redeemed

Institutional Class	(327,258)	(3,500,586)	(275,280)	(2,998,011)

I-2	(101,704)	(1,091,708)	(82,403)	(895,814)

I-3	(12,036)	(129,655)	(3,612)	(39,386)

Administrative Class	(7,963)	(84,986)	(4,555)	(49,861)

Class A	(38,025)	(409,954)	(42,892)	(468,381)

Class C	(1,914)	(20,654)	(1,954)	(21,361)

Class R	(1,406)	(15,124)	(1,932)	(21,051)

Net increase (decrease) resulting from Fund share transactions	7,619	$125,009	142,772	$1,565,907

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

98	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2022

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$0	$209,814	$(647,423)	$(3,292)	$0	$0	$(31,000)	$(471,901)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, passive foreign investment companies (PFICs), straddle loss deferrals, treasury inflation-protected securities (TIPS), partnerships, and interest accrued on defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$12,861,852	$927,112	$(1,597,851)	$(670,739)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, passive foreign investment companies (PFICs), straddle loss deferrals, treasury inflation-protected securities (TIPS), partnerships, and interest accrued on defaulted securities.

ANNUAL REPORT	MARCH 31, 2022	99

Notes to Financial Statements (Cont.)

March 31, 2022

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

		March 31, 2022		March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$197,648	$0	$0	$283,065	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

100	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO International Bond Fund (U.S. Dollar-Hedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO International Bond Fund (U.S. Dollar-Hedged) (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2022	101

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOA	Bank of America N.A.	JML	JP Morgan Securities Plc
BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CEW	Canadian Imperial Bank of Commerce	NGF	Nomura Global Financial Products, Inc.
CIB	Canadian Imperial Bank of Commerce	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HKD	Hong Kong Dollar	THB	Thai Baht
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	MUTKCALM	Tokyo Overnight Average Rate
BBSW3M	3 Month Bank Bill Swap Rate	OBX	Oslo Stock Exchange Index
CDX.HY	Credit Derivatives Index - High Yield	SIBCSORA	Singapore Overnight Rate Average
CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate
CNREPOFIX	China Fixing Repo Rates 7-Day	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	SRFXON3	Swiss Overnight Rate Average (6PM)
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	UKRPI	United Kingdom Retail Prices Index
LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

102	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	MIBOR	Mumbai Interbank Offered Rate
BABs	Build America Bonds	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	PRIBOR	Prague Interbank Offered Rate
CLO	Collateralized Loan Obligation	STIBOR	Stockholm Interbank Offered Rate
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
JIBAR	Johannesburg Interbank Agreed Rate	THBFIX	Thai Baht Floating-Rate Fix
KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2022	103

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends

PIMCO International Bond Fund (U.S. Dollar-Hedged)	3.50%	3.68%	$173,535	$0	$80,138

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO International Bond Fund (U.S. Dollar-Hedged)	0%

104	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2022	105

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

106	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2022	107

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

108	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2022	109

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

110	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3019AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

PIMCO Investment Grade Credit Bond Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

2	PIMCO INVESTMENT GRADE CREDIT BOND FUND

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

ANNUAL REPORT	MARCH 31, 2022	3

Chairman’s Letter (Cont.)

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Important Information About the PIMCO Investment Grade Credit Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Investment Grade Credit Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

In February 2022, Russia launched an invasion of Ukraine resulting in sanctions imposed upon various Russian entities and persons. The Fund may invest in securities and instruments that are economically tied to Russia. Such investments may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The reductions in liquidity in investments tied to Russia may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments tied to Russia that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A

6	PIMCO INVESTMENT GRADE CREDIT BOND FUND

and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Investment Grade Credit Bond Fund	04/28/00	04/28/00	04/30/08	04/27/18	09/30/02	07/30/04	07/30/04	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter

ANNUAL REPORT	MARCH 31, 2022	7

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief

8	PIMCO INVESTMENT GRADE CREDIT BOND FUND

from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2022	9

PIMCO Investment Grade Credit Bond Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Credit Bond Fund Institutional Class	(4.83)%	3.02%	4.23%	6.65%

PIMCO Investment Grade Credit Bond Fund I-2	(4.93)%	2.92%	4.13%	6.54%

PIMCO Investment Grade Credit Bond Fund I-3	(4.97)%	2.87%	4.08%	6.49%

PIMCO Investment Grade Credit Bond Fund Administrative Class	(5.07)%	2.76%	3.97%	6.38%

PIMCO Investment Grade Credit Bond Fund Class A	(5.21)%	2.61%	3.82%	6.22%

PIMCO Investment Grade Credit Bond Fund Class A (adjusted)	(8.79)%	1.84%	3.43%	6.04%

PIMCO Investment Grade Credit Bond Fund Class C	(5.92)%	1.85%	3.05%	5.43%

PIMCO Investment Grade Credit Bond Fund Class C (adjusted)	(6.83)%	1.85%	3.05%	5.43%

Bloomberg U.S. Credit Index	(4.16)%	3.18%	3.44%	5.41%

Lipper Corporate Debt Funds BBB-Rated Funds Average	(4.06)%	3.12%	3.47%	5.21%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for Institutional Class shares, 0.62% for I-2 shares, 0.72% for I-3 shares, 0.77% for Administrative Class shares, 0.92% for Class A shares, and 1.67% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Institutional Class - PIGIX	I-2 - PBDPX	I-3 - PCNNX	Administrative Class - PGCAX
Class A - PBDAX	Class C - PBDCX

Allocation Breakdown as of March 31, 2022†§

Banking & Finance	27.3%
Industrials	25.5%
U.S. Treasury Obligations	24.3%
Utilities	7.2%
Preferred Securities	5.4%
Asset-Backed Securities	2.7%
Sovereign Issues	2.7%
Loan Participations and Assignments	2.4%
Non-Agency Mortgage-Backed Securities	1.3%
Short-Term Instruments‡	0.1%
Other	1.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Name selection within the banking sector, especially underweight exposure to select positions, contributed to performance, as spreads widened.

»	Name selection within the pipelines sector, especially overweight exposure to select positions, contributed to performance, as spreads tightened alongside strong performance driven by high oil prices.

»	Name selection within the aerospace and defense sector, especially overweight exposure to select positions, contributed to performance, as spreads tightened.
»	Tactical exposure to the emerging markets sector, particularly to select Russian corporates, detracted from performance, as the Russian invasion of Ukraine and sanctions imposed in response brought significant uncertainty to the region.

»	Duration positioning detracted from performance, as rates rose.

»	Overweight exposure to the gaming sector detracted from performance, as border closures and lockdowns in Macao pressured gaming operators.

ANNUAL REPORT	MARCH 31, 2022	11

Expense Example PIMCO Investment Grade Credit Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$920.10	$2.49	$1,000.00	$1,022.34	$2.62	0.52%
I-2	1,000.00	919.60	2.97	1,000.00	1,021.84	3.13	0.62
I-3	1,000.00	919.40	3.21	1,000.00	1,021.59	3.38	0.67
Administrative Class	1,000.00	918.90	3.68	1,000.00	1,021.09	3.88	0.77
Class A	1,000.00	918.20	4.40	1,000.00	1,020.34	4.63	0.92
Class C	1,000.00	914.80	7.97	1,000.00	1,016.60	8.40	1.67

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. Credit Index	Bloomberg U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Bloomberg Credit Investment Grade Index.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	13

Financial Highlights PIMCO Investment Grade Credit Bond Fund

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2022	$10.72	$0.34	$(0.82)	$(0.48)	$(0.40)	$(0.09)	$0.00	$(0.49)

03/31/2021	10.16	0.33	0.64	0.97	(0.37)	(0.04)	0.00	(0.41)

03/31/2020	10.35	0.39	(0.15)	0.24	(0.43)	0.00	0.00	(0.43)

03/31/2019	10.29	0.39	0.10	0.49	(0.39)	(0.02)	(0.02)	(0.43)

03/31/2018	10.36	0.37	0.03	0.40	(0.39)	(0.08)	0.00	(0.47)

I-2

03/31/2022	10.72	0.33	(0.82)	(0.49)	(0.39)	(0.09)	0.00	(0.48)

03/31/2021	10.16	0.32	0.64	0.96	(0.36)	(0.04)	0.00	(0.40)

03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.29	0.38	0.10	0.48	(0.38)	(0.02)	(0.02)	(0.42)

03/31/2018	10.36	0.36	0.03	0.39	(0.38)	(0.08)	0.00	(0.46)

I-3

03/31/2022	10.72	0.33	(0.83)	(0.50)	(0.38)	(0.09)	0.00	(0.47)

03/31/2021	10.16	0.31	0.64	0.95	(0.35)	(0.04)	0.00	(0.39)

03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)

04/27/2018-03/31/2019	10.17	0.35	0.22	0.57	(0.35)	(0.02)	(0.02)	(0.39)

Administrative Class

03/31/2022	10.72	0.32	(0.83)	(0.51)	(0.37)	(0.09)	0.00	(0.46)

03/31/2021	10.16	0.30	0.64	0.94	(0.34)	(0.04)	0.00	(0.38)

03/31/2020	10.35	0.37	(0.15)	0.22	(0.41)	0.00	0.00	(0.41)

03/31/2019	10.29	0.36	0.10	0.46	(0.36)	(0.02)	(0.02)	(0.40)

03/31/2018	10.36	0.34	0.04	0.38	(0.37)	(0.08)	0.00	(0.45)

Class A

03/31/2022	10.72	0.30	(0.83)	(0.53)	(0.35)	(0.09)	0.00	(0.44)

03/31/2021	10.16	0.29	0.63	0.92	(0.32)	(0.04)	0.00	(0.36)

03/31/2020	10.35	0.35	(0.15)	0.20	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.29	0.34	0.11	0.45	(0.35)	(0.02)	(0.02)	(0.39)

03/31/2018	10.36	0.32	0.04	0.36	(0.35)	(0.08)	0.00	(0.43)

Class C

03/31/2022	10.72	0.22	(0.83)	(0.61)	(0.27)	(0.09)	0.00	(0.36)

03/31/2021	10.16	0.20	0.64	0.84	(0.24)	(0.04)	0.00	(0.28)

03/31/2020	10.35	0.27	(0.15)	0.12	(0.31)	0.00	0.00	(0.31)

03/31/2019	10.29	0.27	0.10	0.37	(0.27)	(0.02)	(0.02)	(0.31)

03/31/2018	10.36	0.24	0.04	0.28	(0.27)	(0.08)	0.00	(0.35)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Financial Highlights PIMCO Investment Grade Credit Bond Fund (Cont.)

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.75	(4.83)%	$8,198,437	0.51%		0.51%		0.50%		0.50%		3.21%		89%

10.72	9.51	10,087,718	0.52		0.52		0.50		0.50		3.00		173

10.16	2.17	7,770,682	0.85		0.85		0.50		0.50		3.65		213

10.35	4.91	6,523,295	0.77		0.77		0.50		0.50		3.84		149

10.29	3.88	7,360,972	0.59		0.59		0.50		0.50		3.48		84

9.75	(4.93)	6,370,209	0.61		0.61		0.60		0.60		3.11		89

10.72	9.40	6,892,128	0.62		0.62		0.60		0.60		2.90		173

10.16	2.08	4,864,454	0.95		0.95		0.60		0.60		3.53		213

10.35	4.81	3,310,855	0.87		0.87		0.60		0.60		3.75		149

10.29	3.78	2,748,140	0.69		0.69		0.60		0.60		3.39		84

9.75	(4.97)	86,492	0.66		0.71		0.65		0.70		3.07		89

10.72	9.34	103,026	0.67		0.72		0.65		0.70		2.86		173

10.16	2.02	104,412	1.00		1.05		0.65		0.70		3.49		213

10.35	5.71	62,801	0.92	*	0.97	*	0.65	*	0.70	*	3.82	*	149

9.75	(5.07)	50,691	0.76		0.76		0.75		0.75		2.93		89

10.72	9.23	116,339	0.77		0.77		0.75		0.75		2.76		173

10.16	1.91	115,603	1.10		1.10		0.75		0.75		3.39		213

10.35	4.65	104,992	1.02		1.02		0.75		0.75		3.55		149

10.29	3.62	217,578	0.84		0.84		0.75		0.75		3.23		84

9.75	(5.21)	1,122,903	0.91		0.91		0.90		0.90		2.81		89

10.72	9.07	1,500,859	0.92		0.92		0.90		0.90		2.61		173

10.16	1.76	1,390,384	1.25		1.25		0.90		0.90		3.25		213

10.35	4.50	1,397,045	1.17		1.17		0.90		0.90		3.43		149

10.29	3.47	1,768,405	0.99		0.99		0.90		0.90		3.09		84

9.75	(5.92)	167,467	1.66		1.66		1.65		1.65		2.05		89

10.72	8.26	254,017	1.67		1.67		1.65		1.65		1.86		173

10.16	1.01	358,653	2.00		2.00		1.65		1.65		2.51		213

10.35	3.72	413,202	1.92		1.92		1.65		1.65		2.68		149

10.29	2.70	535,919	1.74		1.74		1.65		1.65		2.33		84

ANNUAL REPORT	MARCH 31, 2022	15

Statement of Assets and Liabilities PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$19,313,048
Investments in Affiliates	101

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,436
Over the counter	61,502
Cash	153
Deposits with counterparty	26,063
Foreign currency, at value	31,867
Receivable for investments sold	58,036
Receivable for investments sold on a delayed-delivery basis	245,547
Receivable for TBA investments sold	190,535
Receivable for Fund shares sold	88,334
Interest and/or dividends receivable	156,784
Reimbursement receivable from PIMCO	4
Other assets	232

Total Assets	20,175,642

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$602,705
Payable for sale-buyback transactions	2,911,059
Payable for short sales	80,771

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,994
Over the counter	83,316
Payable for investments purchased	111,059
Payable for TBA investments purchased	289,798
Payable for unfunded loan commitments	13,991
Deposits from counterparty	18,843
Payable for Fund shares redeemed	39,408
Distributions payable	15,552
Accrued investment advisory fees	3,408
Accrued supervisory and administrative fees	4,135
Accrued distribution fees	120
Accrued servicing fees	279
Other liabilities	5

Total Liabilities	4,179,443

Net Assets	$15,996,199

Net Assets Consist of:

Paid in capital	$17,109,685
Distributable earnings (accumulated loss)	(1,113,486)
Net Assets	$15,996,199

Cost of investments in securities	$20,305,982
Cost of investments in Affiliates	$101
Cost of foreign currency held	$32,110
Proceeds received on short sales	$82,817
Cost or premiums of financial derivative instruments, net	$177,907

* Includes repurchase agreements of:	$7,985

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

Net Assets:

Institutional Class	$8,198,437
I-2	6,370,209
I-3	86,492
Administrative Class	50,691
Class A	1,122,903
Class C	167,467

Shares Issued and Outstanding:

Institutional Class	840,755
I-2	653,264
I-3	8,870
Administrative Class	5,198
Class A	115,152
Class C	17,174

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.75
I-2	9.75
I-3	9.75
Administrative Class	9.75
Class A	9.75
Class C	9.75

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2022	17

Statement of Operations PIMCO Investment Grade Credit Bond Fund

Year Ended March 31, 2022
(Amounts in thousands†)

Investment Income:

Interest	$657,000
Dividends	19,956
Dividends from Investments in Affiliates	4,850
Total Income	681,806

Expenses:

Investment advisory fees	45,827
Supervisory and administrative fees	55,304
Distribution and/or servicing fees - Administrative Class	206
Distribution and/or servicing fees - Class A	3,480
Distribution and/or servicing fees - Class C	2,171
Trustee fees	105
Interest expense	1,885
Miscellaneous expense	14
Total Expenses	108,992
Waiver and/or Reimbursement by PIMCO	(48)
Net Expenses	108,944

Net Investment Income (Loss)	572,862

Net Realized Gain (Loss):

Investments in securities	(44,164)
Investments in Affiliates	(5,108)
Exchange-traded or centrally cleared financial derivative instruments	30,509
Over the counter financial derivative instruments	78,375
Foreign currency	(1,530)

Net Realized Gain (Loss)	58,082

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(1,367,621)
Investments in Affiliates	246
Exchange-traded or centrally cleared financial derivative instruments	(13,526)
Over the counter financial derivative instruments	(40,190)
Foreign currency assets and liabilities	3,983

Net Change in Unrealized Appreciation (Depreciation)	(1,417,108)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(786,164)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$572,862	$558,734
Net realized gain (loss)	58,082	292,989
Net change in unrealized appreciation (depreciation)	(1,417,108)	644,146

Net Increase (Decrease) in Net Assets Resulting from Operations	(786,164)	1,495,869

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(433,780)	(389,645)
I-2	(304,152)	(241,928)
I-3	(4,228)	(3,793)
Administrative Class	(3,266)	(4,427)
Class A	(57,050)	(52,612)
Class C	(7,180)	(9,092)

Total Distributions(a)	(809,656)	(701,497)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,362,068)	3,555,527

Total Increase (Decrease) in Net Assets	(2,957,888)	4,349,899

Net Assets:

Beginning of year	18,954,087	14,604,188
End of year	$15,996,199	$18,954,087

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	19

Statement of Cash Flows PIMCO Investment Grade Credit Bond Fund

Year Ended March 31, 2022 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(786,164)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(18,670,093)
Proceeds from sales of long-term securities	18,813,220
(Purchases) Proceeds from sales of short-term portfolio investments, net	(283,831)
(Increase) decrease in deposits with counterparty	(9,713)
(Increase) decrease in receivable for investments sold	1,027,822
(Increase) decrease in interest and/or dividends receivable	377
(Increase) decrease in dividends receivable from Affiliates	1
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	26,854
Proceeds from (Payments on) over the counter financial derivative instruments	82,410
(Increase) decrease in reimbursement receivable from PIMCO	1
(Increase) decrease in other assets	(1)
Increase (decrease) in payable for investments purchased	(2,366,813)
Increase (decrease) in payable for unfunded loan commitments	(6,409)
Increase (decrease) in deposits from counterparty	(11,003)
Increase (decrease) in accrued investment advisory fees	(666)
Increase (decrease) in accrued supervisory and administrative fees	(772)
Increase (decrease) in accrued distribution fees	(71)
Increase (decrease) in accrued servicing fees	(99)
Proceeds from (Payments on) short sales transactions, net	82,817
Proceeds from (Payments on) foreign currency transactions	2,463
Increase (decrease) in other liabilities	(3)
Net Realized (Gain) Loss
Investments in securities	44,164
Investments in Affiliates	5,108
Exchange-traded or centrally cleared financial derivative instruments	(30,509)
Over the counter financial derivative instruments	(78,375)
Foreign currency	1,530
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	1,367,621
Investments in Affiliates	(246)
Exchange-traded or centrally cleared financial derivative instruments	13,526
Over the counter financial derivative instruments	40,190
Foreign currency assets and liabilities	(3,983)
Net amortization (accretion) on investments	32,051
Net Cash Provided by (Used for) Operating Activities	(708,596)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	6,444,232
Payments on shares redeemed	(8,473,811)
Cash distributions paid*	(222,783)
Proceeds from reverse repurchase agreements	1,199,022
Payments on reverse repurchase agreements	(633,292)
Proceeds from sale-buyback transactions	137,070,551
Payments on sale-buyback transactions	(134,672,197)
Net Cash Received from (Used for) Financing Activities	711,722

Net Increase (Decrease) in Cash and Foreign Currency	3,126

Cash and Foreign Currency:

Beginning of year	28,894
End of year	$32,020
*Reinvestment of distributions	$584,144

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$1,967
Non Cash Payment in Kind	$1,866
†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year or period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Credit Bond Fund

March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.9%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$2,200	$2,232

ACProducts, Inc.
4.750% (LIBOR03M + 4.250%) due 05/17/2028 ~		8,657	7,875

Advantage Sales & Marketing, Inc.
5.250% (LIBOR03M + 4.500%) due 10/28/2027 ~		9,579	9,509

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		11,700	11,598

Allied Universal Holding LLC
4.250% (LIBOR03M + 3.750%) due 05/12/2028 ~		4,279	4,215

AllSpring Buyer LLC
4.313% (LIBOR03M + 3.250%) due 11/01/2028 ~		3,992	3,973

Altice France SA
3.000% (EUR003M + 3.000%) due 02/02/2026 ~	EUR	970	1,051

Arches Buyer, Inc.
3.750% (LIBOR03M + 3.250%) due 12/06/2027 ~		$9,159	9,024

Avolon TLB Borrower 1 (U.S.) LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~		14,954	14,842

Cablevision Lightpath LLC
3.750% (LIBOR03M + 3.250%) due 11/30/2027 ~		4,740	4,688

Caesars Resort Collection LLC
3.207% (LIBOR03M + 2.750%) due 12/23/2024 ~		21,184	21,105
3.957% (LIBOR03M + 3.500%) due 07/21/2025 ~		4,247	4,229

Camelot U.S. Acquisition Co.
3.457% (LIBOR03M + 3.000%) due 10/30/2026 ~		98	97

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~		7,880	7,695
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	12,085	13,213
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$3,691	3,614

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~		29,071	27,824

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Catalent Pharma Solutions, Inc.
2.500% (LIBOR03M + 2.000%) due 02/22/2028 «~	$995	$996

CenturyLink, Inc.
2.707% (LIBOR03M + 2.250%) due 03/15/2027 ~	3,800	3,706

Charter Communications Operating LLC
2.210% (LIBOR03M + 1.750%) due 02/01/2027 ~	7,899	7,842

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/25/2027 ~	493	485

Citadel Securities LP
2.927% (LIBOR03M + 2.500%) due 02/02/2028 ~	10,471	10,427

CommScope, Inc.
3.707% (LIBOR03M + 3.250%) due 04/06/2026 ~	5,187	5,073

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~	42,622	41,370

Coty, Inc.
2.365% (LIBOR03M + 2.250%) due 04/07/2025 ~	607	594

CSC Holdings LLC
2.897% (LIBOR03M + 2.500%) due 04/15/2027 ~	6,000	5,908

Delos Finance SARL
2.756% (LIBOR03M + 1.750%) due 10/06/2023 ~	30,450	30,269

Diamond Sports Group LLC
5.750% (PRIME + 2.250%) due 08/24/2026 ~	17,106	5,969
9.000% due 05/26/2026	3,059	3,112

DT Midstream, Inc.
2.500% (LIBOR03M + 2.000%) due 06/26/2028 ~	1,493	1,492

Elanco Animal Health, Inc.
1.981% (LIBOR03M + 1.750%) due 08/01/2027 ~	3,599	3,548

Encina Private Credit LLC
TBD% - 4.988% (LIBOR03M + 3.988%) due 11/30/2025 «~µ	30,617	30,617

EW Scripps Co.
3.750% (LIBOR03M + 3.000%) due 01/07/2028 ~	2,918	2,908

Foundation Building Materials Holding Co. LLC
3.750% (LIBOR03M + 3.250%) due 02/03/2028 ~	3,510	3,449

Galderma
4.756% (LIBOR03M + 3.750%) due 10/01/2026 ~	7,033	6,997

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	21

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Genesee & Wyoming, Inc.
3.006% (LIBOR03M + 2.000%) due 12/30/2026 ~		$3,528	$3,495

GIP Blue Holding LP
5.506% (LIBOR03M + 4.500%) due 09/29/2028 ~		7,963	7,950

Hilton Grand Vacations Borrower LLC
3.500% (LIBOR03M + 3.000%) due 08/02/2028 ~		9,950	9,905

IQVIA, Inc.
2.000% (EUR003M + 2.000%) due 03/07/2024 ~	EUR	1,200	1,311

IRB Holding Corp.
3.750% due 12/15/2027		$4,925	4,879

Iridium Satellite LLC
3.250% (LIBOR03M + 2.500%) due 11/04/2026 ~		3,608	3,585

Ivanti Software, Inc.
5.000% (LIBOR03M + 4.250%) due 12/01/2027 ~		14,726	14,545

Jazz Financing Lux SARL
4.000% (LIBOR03M + 3.500%) due 05/05/2028 ~		3,573	3,565

Level 3 Financing, Inc.
2.207% (LIBOR03M + 1.750%) due 03/01/2027 ~		15,118	14,860

Marriott Ownership Resorts, Inc.
2.207% (LIBOR03M + 1.750%) due 08/29/2025 ~		4,532	4,426

Numericable Group SA
3.000% (EUR003M + 3.000%) due 07/31/2025 ~	EUR	969	1,054

Parexel International Corp.
4.000% (LIBOR03M + 3.500%) due 11/15/2028 ~		$9,600	9,540

Petco Health & Wellness Co., Inc.
4.256% (LIBOR03M + 3.250%) due 03/03/2028 ~		14,590	14,467

Rackspace Technology Global, Inc.
3.500% (LIBOR03M + 2.750%) due 02/15/2028 ~		4,158	4,083

RegionalCare Hospital Partners Holdings, Inc.
4.197% (LIBOR03M + 3.750%) due 11/16/2025 ~		1,160	1,154

Reynolds Group Holdings, Inc.
4.000% (LIBOR03M + 3.500%) due 09/20/2028 ~		896	875

RPI Intermediate Finance Partnership LP
2.207% (LIBOR03M + 1.750%) due 02/11/2027 ~		5,513	5,478

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Setanta Aircraft Leasing Designated Activity Co.
3.006% (LIBOR03M + 2.000%) due 11/05/2028 ~	$10,000	$9,873

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~	2,600	2,692

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~	6,300	6,241

SS&C European Holdings SARL
2.207% (LIBOR03M + 1.750%) due 04/16/2025 ~	1,540	1,519

SS&C Technologies, Inc.
2.207% (LIBOR03M + 1.750%) due 04/16/2025 ~	6,374	6,293

Standard Industries, Inc.
3.788% (LIBOR03M + 2.500%) due 09/22/2028 ~	6,760	6,738

U.S. Renal Care, Inc.
5.250% (LIBOR03M + 5.000%) due 06/26/2026 ~	4,008	3,701

USI, Inc.
4.256% (LIBOR03M + 3.250%) due 12/02/2026 ~	3,030	3,013

Viad Corp.
5.500% (LIBOR03M + 5.000%) due 07/30/2028 «~	3,769	3,731

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)	4,398	1,675

White Cap Buyer LLC
4.250% - 6.250% (PRIME + 3.000%) due 10/19/2027 ~	6,123	6,059

Total Loan Participations and Assignments (Cost $487,124)		468,253

CORPORATE BONDS & NOTES 72.4%

BANKING & FINANCE 32.9%

AerCap Ireland Capital DAC
0.951% (SOFRRATE + 0.680%) due 09/29/2023 ~	7,850	7,775
1.650% due 10/29/2024	14,000	13,233
2.875% due 08/14/2024	9,900	9,636
3.300% due 01/23/2023	250	251
3.650% due 07/21/2027 (k)	2,770	2,689
3.875% due 01/23/2028 (k)	1,425	1,392
4.125% due 07/03/2023	14,090	14,180
4.450% due 04/03/2026	2,320	2,346

Agree LP
2.900% due 10/01/2030	3,030	2,833

AIA Group Ltd.
3.200% due 09/16/2040	5,800	5,161
3.900% due 04/06/2028	4,960	5,060

22	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AIB Group PLC
4.263% due 04/10/2025 •	$5,900	$5,916
4.750% due 10/12/2023	5,000	5,089

Aircastle Ltd.
2.850% due 01/26/2028	4,000	3,600
4.250% due 06/15/2026	7,100	6,995
4.400% due 09/25/2023	18,000	18,080

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032	2,500	2,189
3.000% due 05/18/2051	5,300	4,476
3.450% due 04/30/2025	4,600	4,634
3.550% due 03/15/2052	5,500	5,127
4.300% due 01/15/2026	8,435	8,692
4.900% due 12/15/2030	4,500	4,981

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 •(h)	3,100	310

Ally Financial, Inc.
3.050% due 06/05/2023	28,900	29,023
4.625% due 03/30/2025	3,600	3,714
8.000% due 11/01/2031	14,400	18,096

American Assets Trust LP
3.375% due 02/01/2031	17,000	16,017

American Campus Communities Operating Partnership LP
3.300% due 07/15/2026	3,500	3,486
3.625% due 11/15/2027	500	497

American Financial Group, Inc.
3.500% due 08/15/2026	31,350	31,681

American Homes 4 Rent LP
2.375% due 07/15/2031	2,000	1,769
3.375% due 07/15/2051	500	419
3.625% due 04/15/2032 (a)	8,600	8,386
4.250% due 02/15/2028	13,667	13,896

American Tower Corp.
1.875% due 10/15/2030	18,200	15,514
2.100% due 06/15/2030	4,500	3,931
2.300% due 09/15/2031	2,600	2,275
2.750% due 01/15/2027	23,000	22,058
2.900% due 01/15/2030	3,400	3,159
2.950% due 01/15/2025	29,200	28,896
2.950% due 01/15/2051	34,500	27,208
3.375% due 05/15/2024	2,900	2,911
3.375% due 10/15/2026	2,100	2,075
3.650% due 03/15/2027 (a)	5,000	4,990
3.700% due 10/15/2049	4,200	3,755
3.800% due 08/15/2029	11,030	10,992
3.950% due 03/15/2029	4,970	4,983
4.000% due 06/01/2025	12,700	12,882
4.400% due 02/15/2026	7,481	7,688

Antares Holdings LP
2.750% due 01/15/2027	7,000	6,164
3.750% due 07/15/2027	6,250	5,777
3.950% due 07/15/2026	13,950	13,026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ares Capital Corp.
2.875% due 06/15/2027		$14,100	$12,851

Ares Finance Co. LLC
3.250% due 06/15/2030		13,900	13,350
4.125% due 06/30/2051 •		4,900	4,653

Aroundtown SA
5.375% due 03/21/2029		1,200	1,263

Assurant, Inc.
4.200% due 09/27/2023		2,000	2,035

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		7,150	6,762
3.600% due 09/15/2051		4,800	4,162

Athene Global Funding
2.192% (US0003M + 1.230%) due 07/01/2022 ~		23,800	23,843

Aviation Capital Group LLC
3.500% due 11/01/2027		16,454	15,602
3.875% due 05/01/2023		500	502
4.375% due 01/30/2024		1,700	1,699
4.875% due 10/01/2025		10,591	10,758

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		6,300	5,760
2.528% due 11/18/2027		11,959	10,585
3.250% due 02/15/2027		8,600	8,103
3.950% due 07/01/2024		1,235	1,232
4.250% due 04/15/2026		15,600	15,406

AXIS Specialty Finance PLC
4.000% due 12/06/2027		17,200	17,384

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	8,500	8,886
3.625% due 09/24/2024		8,825	9,458

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(g)(h)		1,200	1,375

Banco Bradesco SA
2.850% due 01/27/2023		$400	402
3.200% due 01/27/2025		15,000	14,880

Banco BTG Pactual SA
2.750% due 01/11/2026		5,900	5,450
4.500% due 01/10/2025		10,500	10,435
5.500% due 01/31/2023		18,033	18,458

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	9,000	2,356

Banco do Brasil SA
3.250% due 09/30/2026		$5,300	5,108
4.625% due 01/15/2025		4,400	4,480
4.750% due 03/20/2024		4,900	5,046

Banco General SA
4.125% due 08/07/2027		3,900	3,988

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027		18,607	18,923

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	23

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Mercantil del Norte SA
6.750% due 09/27/2024 •(g)(h)		$9,000	$8,873

Banco Santander Chile
2.700% due 01/10/2025		2,000	1,960

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		10,000	10,080
5.375% due 04/17/2025		13,800	14,417

Banco Santander SA
1.358% (US0003M + 1.120%) due 04/12/2023 ~		4,400	4,424
3.125% due 02/23/2023		600	605

Bank of America Corp.
1.319% due 06/19/2026 •		15,400	14,450
1.898% due 07/23/2031 •		19,100	16,712
2.299% due 07/21/2032 •(k)		38,500	34,318
2.551% due 02/04/2028 •(k)		52,400	50,119
2.687% due 04/22/2032 •		17,500	16,120
2.972% due 02/04/2033 •(k)		27,000	25,328
3.093% due 10/01/2025 •		10,000	9,972
3.593% due 07/21/2028 •		8,000	8,025
3.970% due 03/05/2029 •		18,700	19,012
4.375% due 01/27/2027 •(g)		15,500	14,606
8.050% due 06/15/2027		12,000	14,181

Bank of America NA
6.000% due 10/15/2036		4,600	5,623

Bank of Ireland Group PLC
6.000% due 09/01/2025 •(g)(h)	EUR	2,900	3,312

Bank of New York Mellon Corp.
2.661% due 05/16/2023 •		$120	120

Bank of Nova Scotia
4.900% due 06/04/2025 •(g)(h)		6,000	6,015

Barclays Bank PLC
7.625% due 11/21/2022 (h)		16,313	16,726

Barclays PLC
1.007% due 12/10/2024 •		15,000	14,410
1.839% (US0003M + 1.380%) due 05/16/2024 ~		23,285	23,402
2.375% due 10/06/2023 •	GBP	1,100	1,446
3.250% due 02/12/2027		1,900	2,502
4.338% due 05/16/2024 •		$2,200	2,235
4.375% due 01/12/2026		32,965	33,685
6.125% due 12/15/2025 •(g)(h)		27,050	27,659
7.125% due 06/15/2025 •(g)(h)	GBP	2,900	4,017
7.250% due 03/15/2023 •(g)(h)		8,765	11,845
7.875% due 09/15/2022 •(g)(h)		500	670
8.000% due 06/15/2024 •(g)(h)		$6,400	6,778

BBVA Bancomer SA
1.875% due 09/18/2025		1,000	954
4.375% due 04/10/2024		3,100	3,164
5.125% due 01/18/2033 •(h)		5,100	4,823
5.875% due 09/13/2034 •(h)		4,600	4,538
6.750% due 09/30/2022		6,782	6,901

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Blackstone Holdings Finance Co. LLC
1.500% due 04/10/2029	EUR	12,000	$12,927
2.000% due 01/30/2032		$18,100	15,797
2.550% due 03/30/2032		4,900	4,478
2.800% due 09/30/2050		5,300	4,290
4.450% due 07/15/2045		2,300	2,392
5.000% due 06/15/2044		3,900	4,377

Blackstone Private Credit Fund
2.350% due 11/22/2024		13,000	12,408
4.700% due 03/24/2025		15,000	15,225

Block Financial LLC
3.875% due 08/15/2030		18,800	18,496

Blue Owl Finance LLC
4.125% due 10/07/2051		5,900	4,694
4.375% due 02/15/2032		11,700	10,996

BNP Paribas SA
1.323% due 01/13/2027 •		4,200	3,829
1.904% due 09/30/2028 •		4,800	4,305
2.591% due 01/20/2028 •		12,100	11,399
3.132% due 01/20/2033 •		13,400	12,417
4.400% due 08/14/2028		14,100	14,366
4.625% due 01/12/2027 •(g)(h)		7,700	7,257
4.625% due 02/25/2031 •(g)(h)		6,000	5,370
7.000% due 08/16/2028 •(g)(h)		6,000	6,484
7.375% due 08/19/2025 •(g)(h)		1,000	1,078

BOC Aviation Ltd.
2.750% due 09/18/2022		3,200	3,202
3.500% due 01/31/2023		6,645	6,664
3.500% due 10/10/2024		8,800	8,801

BPCE SA
2.043% (US0003M + 1.240%) due 09/12/2023 ~		4,300	4,342
2.700% due 10/01/2029		1,600	1,521

Brixmor Operating Partnership LP
3.650% due 06/15/2024		2,200	2,218
3.850% due 02/01/2025		5,475	5,520
3.900% due 03/15/2027		300	303

Broadstone Net Lease LLC
2.600% due 09/15/2031		2,900	2,587

Brookfield Finance, Inc.
3.500% due 03/30/2051		6,400	5,712
3.900% due 01/25/2028		12,700	12,771
4.000% due 04/01/2024		1,600	1,625
4.850% due 03/29/2029		6,725	7,180

Brown & Brown, Inc.
4.200% due 09/15/2024		1,000	1,021
4.950% due 03/17/2052		400	428

Camden Property Trust
3.500% due 09/15/2024		800	804
4.100% due 10/15/2028		25	26

Cantor Fitzgerald LP
4.875% due 05/01/2024		2,100	2,166
6.500% due 06/17/2022		450	454

24	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		$3,000	$2,952

CI Financial Corp.
3.200% due 12/17/2030		7,600	6,937
4.100% due 06/15/2051		3,600	3,187

CIFI Holdings Group Co. Ltd.
6.000% due 07/16/2025		4,200	3,507

Citigroup, Inc.
1.546% (US0003M + 1.023%) due 06/01/2024 ~		16,000	16,090
2.561% due 05/01/2032 •(i)		4,500	4,067
2.876% due 07/24/2023 •		3,000	3,005
3.200% due 10/21/2026		22,290	22,139
3.400% due 05/01/2026		2,200	2,219
3.785% due 03/17/2033 •(i)		9,700	9,627
4.075% due 04/23/2029 •		5,260	5,366

CME Group, Inc.
5.300% due 09/15/2043		6,400	7,844

Commonwealth Bank of Australia
3.784% due 03/14/2032 (h)		6,200	6,000

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		23,450	21,616
4.625% due 05/23/2029	GBP	4,100	5,824

Corebridge Financial, Inc.
3.650% due 04/05/2027 (a)		$10,300	10,286
3.850% due 04/05/2029 (a)		8,400	8,392

Corestate Capital Holding SA
3.500% due 04/15/2023	EUR	1,100	870

Corporate Office Properties LP
2.250% due 03/15/2026		$9,800	9,352
2.750% due 04/15/2031		5,300	4,766

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		5,700	4,048
3.125% due 10/22/2025		5,100	3,787

Credit Agricole SA
1.247% due 01/26/2027 •		3,800	3,462
1.279% (US0003M + 1.020%) due 04/24/2023 ~		1,100	1,106
4.125% due 01/10/2027		275	278
7.500% due 06/23/2026 •(g)(h)	GBP	300	420

Credit Suisse AG
0.556% (SOFRINDX + 0.380%) due 08/09/2023 ~		$5,100	5,083
1.250% due 08/07/2026		2,700	2,466
6.500% due 08/08/2023 (h)		35,050	36,025
6.500% due 08/08/2023 (h)		12,905	13,264

Credit Suisse Group AG
2.043% (US0003M + 1.240%) due 06/12/2024 ~		15,600	15,697
2.593% due 09/11/2025 •		13,400	12,955
3.750% due 03/26/2025		7,700	7,677
3.800% due 06/09/2023		18,000	18,170
4.207% due 06/12/2024 •		44,300	44,708

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$7,050	$7,124

Crown Castle International Corp.
2.250% due 01/15/2031		24,845	21,935
3.200% due 09/01/2024		6,200	6,212
3.250% due 01/15/2051		16,871	14,179
3.650% due 09/01/2027		2,443	2,429
3.700% due 06/15/2026		4,230	4,263
3.800% due 02/15/2028		14,769	14,781
4.000% due 03/01/2027		3,100	3,148
4.000% due 11/15/2049		4,435	4,200
4.300% due 02/15/2029		8,680	8,927
4.450% due 02/15/2026		15,300	15,774

CubeSmart LP
2.250% due 12/15/2028		7,600	6,913
4.375% due 02/15/2029		4,600	4,820

CyrusOne LP
3.450% due 11/15/2029		4,400	4,535

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		25,000	24,421

Deutsche Bank AG
0.898% due 05/28/2024 (i)		9,500	9,052
0.962% due 11/08/2023		20,000	19,401
1.447% due 04/01/2025 •(i)		4,500	4,301
1.649% (US0003M + 1.190%) due 11/16/2022 ~		10,300	10,330
2.129% due 11/24/2026 •(i)		30,800	28,587
2.222% due 09/18/2024 •		14,000	13,701
2.625% due 12/16/2024	GBP	14,300	18,507
3.035% due 05/28/2032 •(i)		$9,350	8,417
3.300% due 11/16/2022		24,415	24,587
3.547% due 09/18/2031 •		26,600	25,125
3.742% due 01/07/2033 •		1,000	885
5.625% due 05/19/2031 •	EUR	5,500	6,568

Digital Stout Holding LLC
3.750% due 10/17/2030	GBP	1,100	1,501

Discover Bank
4.200% due 08/08/2023		$15,000	15,259

Discover Financial Services
4.500% due 01/30/2026		6,900	7,119

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		7,900	7,543

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		354	352

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		848	842

Duke Realty LP
3.050% due 03/01/2050		2,000	1,713

Eaton Vance Corp.
3.500% due 04/06/2027		1,200	1,193

Enact Holdings, Inc.
6.500% due 08/15/2025		3,500	3,617

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	25

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EPR Properties
4.500% due 04/01/2025		$7,200	$7,277
4.500% due 06/01/2027		9,400	9,284
4.750% due 12/15/2026		8,000	8,014

ERP Operating LP
4.500% due 06/01/2045		400	438

Erste Group Bank AG
4.250% due 10/15/2027 •(g)(h)	EUR	200	211

Essex Portfolio LP
1.700% due 03/01/2028		$9,500	8,582
2.650% due 03/15/2032		4,600	4,215
3.250% due 05/01/2023		1,250	1,256
3.375% due 04/15/2026		8,400	8,418
3.500% due 04/01/2025		1,875	1,892

Everest Reinsurance Holdings, Inc.
3.125% due 10/15/2052		6,900	5,728

Extra Space Storage LP
3.900% due 04/01/2029		2,000	2,006

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	16,400	18,282
4.625% due 04/29/2030		$10,400	10,707

Federal Realty Investment Trust
1.250% due 02/15/2026		10,100	9,308

Fidelity National Financial, Inc.
3.200% due 09/17/2051		4,500	3,557
5.500% due 09/01/2022		22,440	22,766

First American Financial Corp.
4.300% due 02/01/2023		9,400	9,533
4.600% due 11/15/2024		5,115	5,242

First-Citizens Bank & Trust Co.
6.125% due 03/09/2028		1,200	1,330

Flourish Century
6.600% due 02/04/2049 ^«(c)(i)		4,500	1,056

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •	EUR	1,900	2,096
0.172% due 12/01/2024 •		400	426
0.207% due 11/15/2023 •		1,200	1,300
2.330% due 11/25/2025		2,900	3,154
2.386% due 02/17/2026		200	217
3.021% due 03/06/2024		300	336
3.087% due 01/09/2023		$500	501
3.096% due 05/04/2023		200	200
3.250% due 09/15/2025	EUR	2,100	2,360
3.664% due 09/08/2024		$600	594
4.535% due 03/06/2025	GBP	3,400	4,475

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$16,600	16,500

Franklin Resources, Inc.
2.950% due 08/12/2051		3,900	3,236

Freedom Mortgage Corp.
6.625% due 01/15/2027		10,800	10,031
7.625% due 05/01/2026		5,700	5,452
8.125% due 11/15/2024		11,880	11,848
8.250% due 04/15/2025		6,572	6,562

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FS KKR Capital Corp.
1.650% due 10/12/2024	$9,300	$8,774
3.125% due 10/12/2028	3,800	3,395

General Motors Financial Co., Inc.
2.306% (US0003M + 1.310%) due 06/30/2022 ~	1,700	1,704

Global Atlantic Fin Co.
4.400% due 10/15/2029	15,800	15,804

Globe Life, Inc.
2.150% due 08/15/2030	23,200	20,963

GLP Capital LP
3.350% due 09/01/2024	2,900	2,886
4.000% due 01/15/2030	3,200	3,112
4.000% due 01/15/2031	600	583
5.250% due 06/01/2025	17,955	18,506
5.300% due 01/15/2029	13,737	14,454
5.750% due 06/01/2028	6,300	6,791

Goldman Sachs Group, Inc.
1.217% due 12/06/2023	5,000	4,882
1.259% (US0003M + 1.000%) due 07/24/2023 ~	11,400	11,410
1.633% (US0003M + 1.050%) due 06/05/2023 ~	25,500	25,508
2.383% due 07/21/2032 •	4,200	3,728
2.615% due 04/22/2032 •	19,000	17,308
3.272% due 09/29/2025 •	110	110
3.691% due 06/05/2028 •(k)	24,100	24,156
3.850% due 01/26/2027	700	707
4.223% due 05/01/2029 •(k)	34,100	34,948

Golub Capital BDC, Inc.
2.050% due 02/15/2027	12,900	11,444

Goodman HK Finance
4.375% due 06/19/2024	3,500	3,574

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	4,100	4,242

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	15,400	15,396

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	3,520	3,574

Grupo Aval Ltd.
4.750% due 09/26/2022	3,331	3,356

Guardian Life Global Funding
1.100% due 06/23/2025	4,000	3,768

Hanover Insurance Group, Inc.
2.500% due 09/01/2030	4,800	4,371

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022	2,100	2,102

High Street Funding Trust
4.111% due 02/15/2028	3,500	3,597

Highwoods Realty LP
3.050% due 02/15/2030	5,600	5,329
4.125% due 03/15/2028	2,200	2,235
4.200% due 04/15/2029	4,000	4,087

26	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Host Hotels & Resorts LP
3.375% due 12/15/2029		$5,300	$5,057
3.500% due 09/15/2030		4,900	4,679
3.875% due 04/01/2024		4,306	4,343
4.000% due 06/15/2025		10,277	10,381

HSBC Holdings PLC
1.645% due 04/18/2026 •		15,500	14,600
2.013% due 09/22/2028 •		1,000	908
2.099% due 06/04/2026 •		24,400	23,223
2.183% (US0003M + 1.380%) due 09/12/2026 ~		4,400	4,456
2.357% due 08/18/2031 •		26,093	23,191
2.633% due 11/07/2025 •		19,500	19,032
2.848% due 06/04/2031 •		26,800	24,818
3.973% due 05/22/2030 •		15,800	15,832
4.000% due 03/09/2026 •(g)(h)		4,300	4,087
4.292% due 09/12/2026 •		9,300	9,428
4.300% due 03/08/2026		35,700	36,668
4.583% due 06/19/2029 •		8,476	8,733
4.600% due 12/17/2030 •(g)(h)		4,000	3,580
4.750% due 07/04/2029 •(g)(h)	EUR	9,300	10,357
4.950% due 03/31/2030		$2,300	2,461
5.875% due 09/28/2026 •(g)(h)	GBP	15,800	20,884
6.000% due 09/29/2023 •(g)(h)	EUR	4,535	5,271
6.000% due 05/22/2027 •(g)(h)		$4,800	4,896
6.375% due 09/17/2024 •(g)(h)		1,500	1,548
6.500% due 03/23/2028 •(g)(h)		8,300	8,466

Hudson Pacific Properties LP
3.250% due 01/15/2030		15,300	14,646
4.650% due 04/01/2029		4,600	4,829

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		3,000	2,813

ING Groep NV
1.962% (US0003M + 1.000%) due 10/02/2023 ~		11,300	11,371
2.727% due 04/01/2032 •		5,700	5,239
4.250% due 05/16/2031 •(g)(h)		7,900	6,745
5.750% due 11/16/2026 •(g)(h)		2,400	2,415

Intercontinental Exchange, Inc.
1.850% due 09/15/2032		17,000	14,716
2.650% due 09/15/2040		8,000	6,850
3.750% due 12/01/2025		1,600	1,645

Intercorp Financial Services, Inc.
4.125% due 10/19/2027		5,500	5,181

Intesa Sanpaolo SpA
3.250% due 09/23/2024		500	495
3.375% due 01/12/2023		4,500	4,511
4.198% due 06/01/2032 •		3,200	2,834
5.017% due 06/26/2024		14,290	14,413
5.710% due 01/15/2026		10,000	10,228

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031		2,000	1,711

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Itau Unibanco Holding SA
2.900% due 01/24/2023		$9,600	$9,640
3.250% due 01/24/2025		4,700	4,673

JAB Holdings BV
2.200% due 11/23/2030		21,400	19,114

JPMorgan Chase & Co.
1.470% due 09/22/2027 •		11,200	10,334
2.182% due 06/01/2028 •		6,900	6,482
2.301% due 10/15/2025 •(k)		21,000	20,581
2.545% due 11/08/2032 •		10,000	9,151
2.580% due 04/22/2032 •		9,600	8,808
2.739% due 10/15/2030 •		6,900	6,528
3.157% due 04/22/2042 •		3,000	2,730
3.509% due 01/23/2029 •		4,535	4,519
3.540% due 05/01/2028 •		10,100	10,139
3.702% due 05/06/2030 •		16,000	16,105
3.782% due 02/01/2028 •		10,000	10,139
4.005% due 04/23/2029 •(k)		21,000	21,494

Kaisa Group Holdings Ltd.
8.500% due 06/30/2022 ^(c)		11,700	2,182
9.375% due 06/30/2024 ^(c)		9,000	1,760
9.750% due 09/28/2023 ^(c)		10,100	1,894
10.875% due 07/23/2023 ^(c)		300	59
11.250% due 04/09/2022 ^(c)		8,100	1,620
11.500% due 01/30/2023 ^(c)		2,800	547
11.950% due 10/22/2022 ^(c)		300	61
11.950% due 11/12/2023 ^(c)		10,000	1,853

KBC Group NV
4.250% due 10/24/2025 •(g)(h)	EUR	8,800	9,601

Kennedy-Wilson, Inc.
5.000% due 03/01/2031		$600	577

Kilroy Realty LP
2.500% due 11/15/2032		7,800	6,792
2.650% due 11/15/2033		7,500	6,513
3.050% due 02/15/2030		6,796	6,367
3.450% due 12/15/2024		200	200
4.375% due 10/01/2025		4,600	4,728

KKR Financial Holdings LLC
5.400% due 05/23/2033		10,000	10,163

KKR Group Finance Co. LLC
3.500% due 08/25/2050		9,190	8,052

KSA Sukuk Ltd.
2.894% due 04/20/2022		6,100	6,103

KWG Group Holdings Ltd.
5.875% due 11/10/2024		3,200	1,306
6.000% due 09/15/2022		3,400	2,040
7.400% due 03/05/2024		2,100	882
7.875% due 09/01/2023		1,700	876

Lazard Group LLC
3.750% due 02/13/2025		5,083	5,142
4.375% due 03/11/2029		3,046	3,119
4.500% due 09/19/2028		3,500	3,603

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	27

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LeasePlan Corp. NV
2.875% due 10/24/2024		$17,525	$17,135

Liberty Mutual Group, Inc.
4.250% due 06/15/2023		9	9

Life Storage LP
3.875% due 12/15/2027		7,080	7,174

Lloyds Bank PLC
0.000% due 04/02/2032 þ(k)		18,200	12,477

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		6,900	6,748
3.750% due 01/11/2027		10,500	10,484
4.375% due 03/22/2028		3,400	3,480
4.450% due 05/08/2025		6,400	6,564
4.947% due 06/27/2025 •(g)(h)	EUR	900	1,030
7.500% due 09/27/2025 •(g)(h)		$8,400	8,931

Logicor Financing SARL
1.625% due 07/15/2027	EUR	4,000	4,259

Longfor Group Holdings Ltd.
3.950% due 09/16/2029		$6,300	5,734
4.500% due 01/16/2028		3,867	3,621

LXP Industrial Trust
2.700% due 09/15/2030		1,800	1,664

Marsh & McLennan Cos., Inc.
3.875% due 03/15/2024		800	817

MassMutual Global Funding II
3.400% due 03/08/2026		1,600	1,620

Mercury General Corp.
4.400% due 03/15/2027		800	822

MetLife, Inc.
10.750% due 08/01/2069		4,000	5,836

Metropolitan Life Global Funding I
0.450% due 09/01/2023		4,100	4,007

MGIC Investment Corp.
5.750% due 08/15/2023		2,000	2,055

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		15,400	15,160
5.750% due 02/01/2027		1,650	1,750

Mid-America Apartments LP
1.100% due 09/15/2026		3,200	2,919
2.875% due 09/15/2051		2,000	1,682
3.750% due 06/15/2024		1,650	1,674
4.300% due 10/15/2023		22,235	22,618

Mitsubishi HC Capital, Inc.
2.652% due 09/19/2022		5,100	5,115

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025		9,000	8,441
1.538% due 07/20/2027 •		8,300	7,630
2.309% due 07/20/2032 •		10,500	9,419
2.623% due 07/18/2022		5,315	5,336
2.801% due 07/18/2024 (k)		32,000	31,828
3.195% due 07/18/2029		7,000	6,802
3.455% due 03/02/2023 (k)		14,100	14,254

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mizuho Financial Group, Inc.
1.241% due 07/10/2024 •		$700	$685
1.625% (US0003M + 0.880%) due 09/11/2022 ~		21,000	21,051
1.979% due 09/08/2031 •		19,500	17,076
2.201% due 07/10/2031 •		2,500	2,224
2.839% due 09/13/2026		2,800	2,716
2.869% due 09/13/2030 •		12,100	11,434

Morgan Stanley
0.000% due 04/02/2032 þ(i)		15,800	11,695
1.559% (US0003M + 1.220%) due 05/08/2024 ~(k)		16,700	16,816
1.593% due 05/04/2027 •(k)		15,200	14,142
1.794% due 02/13/2032 •(k)		47,300	40,735
2.239% due 07/21/2032 •(k)		30,000	26,624
2.475% due 01/21/2028 •		8,200	7,829
2.802% due 01/25/2052 •		7,000	5,853
3.622% due 04/01/2031 •		3,600	3,586

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027		8,000	7,615

Morgan Stanley Domestic Holdings, Inc.
4.500% due 06/20/2028		11,145	11,580

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	9,400	12,229
3.500% due 03/15/2031		$3,500	3,256
4.625% due 08/01/2029		14,000	13,886

MUFG Union Bank NA
0.963% (SOFRRATE + 0.710%) due 12/09/2022 ~		1,200	1,202
2.100% due 12/09/2022		3,300	3,306

Multibank, Inc.
4.375% due 11/09/2022		2,400	2,418

Muthoot Finance Ltd.
4.400% due 09/02/2023		5,500	5,521

Nasdaq, Inc.
2.500% due 12/21/2040		4,000	3,230

National Health Investors, Inc.
3.000% due 02/01/2031		6,500	5,665

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		6,700	6,210

Nationwide Building Society
3.622% due 04/26/2023 •		5,700	5,701
4.363% due 08/01/2024 •		1,600	1,625

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		5,300	5,273

Natwest Group PLC
1.976% (US0003M + 1.470%) due 05/15/2023 ~		4,000	4,004
2.516% (US0003M + 1.550%) due 06/25/2024 ~		27,878	28,137

NatWest Group PLC
3.875% due 09/12/2023		1,100	1,112
4.269% due 03/22/2025 •		35,000	35,423

28	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natwest Group PLC
4.800% due 04/05/2026		$9,750	$10,090
4.892% due 05/18/2029 •		19,700	20,506
6.000% due 12/29/2025 •(g)(h)		17,400	17,812
8.000% due 08/10/2025 •(g)(h)		650	707

Neuberger Berman Group LLC
4.500% due 03/15/2027		7,800	8,163

New Metro Global Ltd.
4.800% due 12/15/2024		15,622	10,623
5.000% due 08/08/2022		2,000	1,850
6.800% due 08/05/2023		4,900	3,148

New York Life Insurance Co.
3.750% due 05/15/2050		1,385	1,349
4.450% due 05/15/2069		3,500	3,654

Newmark Group, Inc.
6.125% due 11/15/2023		7,800	8,169

Nippon Life Insurance Co.
3.400% due 01/23/2050 •		1,900	1,803

Nissan Motor Acceptance Co. LLC
1.656% due 09/28/2022 •		4,361	4,353
1.850% due 09/16/2026		6,000	5,381
2.450% due 09/15/2028		6,800	5,953
2.600% due 09/28/2022		9,023	9,024
2.750% due 03/09/2028		15,000	13,547
3.875% due 09/21/2023		700	704

Nomura Holdings, Inc.
1.851% due 07/16/2025		4,400	4,158
2.172% due 07/14/2028		9,000	8,095
2.329% due 01/22/2027		3,900	3,654
2.608% due 07/14/2031		14,400	12,967
2.648% due 01/16/2025		1,500	1,461
2.679% due 07/16/2030		4,700	4,279
2.710% due 01/22/2029		10,000	9,229
3.103% due 01/16/2030		10,000	9,431

Nordea Bank Abp
3.750% due 03/01/2029 •(g)(h)		9,700	8,350
6.625% due 03/26/2026 •(g)(h)		5,000	5,249

Northern Trust Corp.
3.950% due 10/30/2025		70	72

Nykredit Realkredit AS
1.000% due 10/01/2050	DKK	67,547	8,776
1.000% due 10/01/2053		1,898	239
1.500% due 10/01/2053		111,323	14,883

Oaktree Specialty Lending Corp.
3.500% due 02/25/2025		$4,000	3,909

Ohio National Financial Services, Inc.
5.800% due 01/24/2030		21,300	22,007

Omega Healthcare Investors, Inc.
3.250% due 04/15/2033		5,274	4,608
3.625% due 10/01/2029		4,600	4,353
4.375% due 08/01/2023		1,581	1,606
4.500% due 04/01/2027		2,600	2,656
4.750% due 01/15/2028		700	713
5.250% due 01/15/2026		600	623

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OneMain Finance Corp.
5.375% due 11/15/2029		$12,300	$11,971

Ontario Teachers’ Cadillac Fairview Properties Trust
3.875% due 03/20/2027		1,900	1,948

Owl Rock Capital Corp.
2.875% due 06/11/2028		5,800	5,069

Pacific Life Global Funding II
1.200% due 06/24/2025		3,300	3,092

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		11,030	11,114

PartnerRe Finance B LLC
3.700% due 07/02/2029		2,900	2,910

PennyMac Financial Services, Inc.
4.250% due 02/15/2029		2,000	1,720

Physicians Realty LP
3.950% due 01/15/2028		5,400	5,454
4.300% due 03/15/2027		12,200	12,506

Pine Street Trust
4.572% due 02/15/2029		1,000	1,042

Pinnacol Assurance
8.625% due 06/25/2034 «(i)		6,000	7,019

Piper Sandler Cos.
5.200% due 10/15/2023		12,200	12,142

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025 (k)		10,000	3,700
6.250% due 08/10/2024		300	116

Pricoa Global Funding
0.800% due 09/01/2025		3,300	3,055

Principal Life Global Funding
3.000% due 04/18/2026		1,800	1,786

Protective Life Corp.
3.400% due 01/15/2030		14,600	14,459
4.300% due 09/30/2028		10,900	11,401

Provident Funding Associates LP
6.375% due 06/15/2025		2,100	2,067

Public Storage
0.500% due 09/09/2030	EUR	4,700	4,539

QNB Finance Ltd.
3.500% due 03/28/2024		$10,000	10,052

Radian Group, Inc.
4.500% due 10/01/2024		800	805
6.625% due 03/15/2025		600	632

Realty Income Corp.
2.850% due 12/15/2032		3,400	3,218
3.950% due 08/15/2027		2,200	2,263
4.625% due 11/01/2025		11,400	11,940
4.875% due 06/01/2026		6,299	6,651

Regency Centers LP
3.600% due 02/01/2027		2,200	2,233
3.700% due 06/15/2030		6,800	6,812

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	29

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reinsurance Group of America, Inc.
3.150% due 06/15/2030		$4,600	$4,439

Reliance Standard Life Global Funding
2.150% due 01/21/2023		1,800	1,803
2.500% due 10/30/2024		2,800	2,752
2.625% due 07/22/2022		300	301
2.750% due 01/21/2027		3,600	3,474
3.850% due 09/19/2023		5,500	5,576

Rexford Industrial Realty LP
2.125% due 12/01/2030		6,400	5,604

RGA Global Funding
2.700% due 01/18/2029		4,300	4,051

Sabra Health Care LP
3.200% due 12/01/2031		9,850	8,807
3.900% due 10/15/2029		4,700	4,526

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •		8,700	8,130
3.244% due 10/05/2026		22,600	22,063
4.500% due 07/17/2025		3,650	3,735

Santander U.K. Group Holdings PLC
1.532% due 08/21/2026 •		16,000	14,725
3.373% due 01/05/2024 •		9,600	9,633
4.750% due 09/15/2025		38,261	38,901
4.796% due 11/15/2024 •		15,000	15,348
7.375% due 06/24/2022 •(h)(g)	GBP	2,430	3,231

Santander U.K. PLC
1.625% due 02/12/2023		$2,000	1,992

SBA Communications Corp.
3.125% due 02/01/2029		8,100	7,379

SBA Tower Trust
1.631% due 05/15/2051		3,800	3,573
1.884% due 07/15/2050		21,000	19,829

Sberbank of Russia Via SB Capital SA
5.125% due 10/29/2022		32,900	3,290
5.250% due 05/23/2023 (h)		7,000	700

SBL Holdings, Inc.
5.125% due 11/13/2026		5,000	5,058

Scentre Group Trust
3.500% due 02/12/2025		3,300	3,311

Seazen Group Ltd.
6.000% due 08/12/2024		400	256

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		1,000	1,003
5.950% due 10/24/2022		30,700	30,801

SL Green Operating Partnership LP
3.250% due 10/15/2022		1,926	1,930

SL Green Realty Corp.
4.500% due 12/01/2022		10,550	10,615

SLM Corp.
4.200% due 10/29/2025		5,400	5,364

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024		3,700	3,685
4.125% due 07/15/2023		6,000	6,020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale SA
1.488% due 12/14/2026 •		$17,700	$16,023
4.750% due 05/26/2026 •(g)(h)		8,000	7,480

Spirit Realty LP
3.200% due 01/15/2027		5,100	4,998
3.200% due 02/15/2031		600	574
4.000% due 07/15/2029		9,354	9,471
4.450% due 09/15/2026		4,100	4,230

Standard Chartered PLC
1.456% due 01/14/2027 •		14,500	13,203
2.819% due 01/30/2026 •		9,200	8,953
3.265% due 02/18/2036 •		10,100	9,068
3.603% due 01/12/2033 •		8,100	7,508
3.785% due 05/21/2025 •		5,100	5,110

Starwood Property Trust, Inc.
3.625% due 07/15/2026		2,700	2,582

State Street Corp.
3.776% due 12/03/2024 •		40	41

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027		5,700	5,205

Stifel Financial Corp.
4.000% due 05/15/2030		9,800	9,923

STORE Capital Corp.
2.700% due 12/01/2031		3,800	3,372
2.750% due 11/18/2030		5,100	4,625
4.500% due 03/15/2028		3,400	3,493
4.625% due 03/15/2029		2,800	2,911

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		2,300	2,061
2.696% due 07/16/2024 (k)		34,000	33,696
2.750% due 01/15/2030		4,700	4,415
2.778% due 10/18/2022		6,000	6,037
3.102% due 01/17/2023		14,000	14,124
3.202% due 09/17/2029 (h)		6,000	5,763

Sun Communities Operating LP
2.700% due 07/15/2031		4,800	4,338

Sunac China Holdings Ltd.
6.500% due 07/09/2023 (k)		16,400	4,887
6.650% due 08/03/2024		6,500	1,710
7.000% due 07/09/2025		6,800	1,659

Synchrony Financial
3.700% due 08/04/2026		4,100	4,083
3.950% due 12/01/2027		5,300	5,259
4.375% due 03/19/2024		6,700	6,829

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •		43,400	43,523

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,735	8,710
5.661% due 10/13/2041		3,303	5,119
5.801% due 10/13/2040		6,072	9,473

Texas Capital Bancshares, Inc.
4.000% due 05/06/2031 •		$5,500	5,372

30	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trust Fibra Uno
4.869% due 01/15/2030		$2,250	$2,215
5.250% due 12/15/2024		2,000	2,059
5.250% due 01/30/2026		5,660	5,854
6.390% due 01/15/2050		1,700	1,718
6.950% due 01/30/2044		1,983	2,115

UBS AG
0.450% due 02/09/2024		4,800	4,579
0.536% (SOFRRATE + 0.360%) due 02/09/2024 ~		7,200	7,153
5.125% due 05/15/2024 (h)		26,030	26,676
7.625% due 08/17/2022 (h)		50,267	51,028

UBS Group AG
1.494% due 08/10/2027 •		14,800	13,455
2.095% due 02/11/2032 •		7,600	6,659
2.746% due 02/11/2033 •		11,300	10,281
3.491% due 05/23/2023		16,700	16,725
4.125% due 09/24/2025		10,850	11,062
4.375% due 02/10/2031 •(g)(h)		3,500	3,168
4.875% due 02/12/2027 •(g)(h)		4,700	4,546

UDR, Inc.
1.900% due 03/15/2033		5,700	4,774
2.950% due 09/01/2026		1,400	1,372
3.000% due 08/15/2031		3,100	2,947
3.200% due 01/15/2030		3,100	3,014
3.500% due 01/15/2028		7,225	7,221

UniCredit SpA
3.750% due 04/12/2022		3,000	3,001
7.296% due 04/02/2034 •		7,000	7,426
7.500% due 06/03/2026 •(h)(g)	EUR	9,200	11,024
7.830% due 12/04/2023		$43,100	45,824

Vanke Real Estate Hong Kong Co. Ltd.
2.048% (US0003M + 1.550%) due 05/25/2023 ~		7,050	6,943
4.150% due 04/18/2023		16,000	15,976
5.350% due 03/11/2024		1,600	1,618

Virgin Money U.K. PLC
4.000% due 09/25/2026 •	GBP	6,800	9,087

Vonovia Finance BV
5.000% due 10/02/2023		$1,100	1,127

Vornado Realty LP
3.500% due 01/15/2025		6,200	6,181

W R Berkley Corp.
4.000% due 05/12/2050		5,080	4,950

Wanda Properties Overseas Ltd.
6.950% due 12/05/2022		6,100	5,429

WEA Finance LLC
3.750% due 09/17/2024		6,605	6,599

Wells Fargo & Co.
1.529% (US0003M + 1.230%) due 10/31/2023 ~		11,181	11,234
2.164% due 02/11/2026 •		14,500	14,035
2.393% due 06/02/2028 •(k)		41,450	39,242

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.406% due 10/30/2025 •(k)		$18,200	$17,828
3.000% due 04/22/2026 (k)		28,751	28,500
3.196% due 06/17/2027 •(k)		14,670	14,491
3.526% due 03/24/2028 •		16,300	16,280
3.584% due 05/22/2028 •(k)		38,906	38,892

Weyerhaeuser Co.
4.000% due 11/15/2029		6,991	7,198
4.000% due 04/15/2030		8,363	8,622
7.350% due 07/01/2026		2,000	2,275
7.375% due 03/15/2032		5,657	7,227

WP Carey, Inc.
4.000% due 02/01/2025		7,000	7,155
4.250% due 10/01/2026		9,100	9,405

XLIT Ltd.
4.450% due 03/31/2025		1,800	1,852

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(c)		2,200	176
8.250% due 11/25/2023 ^(c)		4,900	392
9.250% due 04/15/2023 ^(c)		5,950	476

			5,269,373

INDUSTRIALS 30.8%

7-Eleven, Inc.
0.800% due 02/10/2024		14,200	13,650
0.950% due 02/10/2026		10,210	9,293
1.300% due 02/10/2028		12,600	11,051
1.800% due 02/10/2031 (k)		37,700	32,531
2.800% due 02/10/2051		8,000	6,472

AbbVie, Inc.
1.130% (US0003M + 0.650%) due 11/21/2022 ~		10,000	10,025
2.300% due 11/21/2022		9,100	9,134
2.850% due 05/14/2023		6,185	6,225
3.200% due 11/06/2022		9,277	9,346
3.850% due 06/15/2024		1,854	1,892
4.700% due 05/14/2045		700	763

Adani Transmission Ltd.
4.000% due 08/03/2026		3,075	2,984

Adecoagro SA
6.000% due 09/21/2027		2,950	2,958

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		500	474

Adventist Health System
2.952% due 03/01/2029		3,000	2,925

AEP Transmission Co. LLC
2.750% due 08/15/2051		4,800	3,953

Aeroporti di Roma SpA
1.750% due 07/30/2031	EUR	3,000	3,046

Aetna, Inc.
2.750% due 11/15/2022		$35	35
2.800% due 06/15/2023		6,253	6,280

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	31

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Air Canada
4.625% due 08/15/2029	CAD	4,900	$3,692

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$4,432	4,241
3.600% due 09/15/2028		3,255	3,133
4.125% due 11/15/2026		6,262	6,091
5.250% due 10/01/2030		3,672	3,797

Aker BP ASA
3.750% due 01/15/2030		9,000	8,819

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		9,883	10,127

Alcon Finance Corp.
3.000% due 09/23/2029		4,900	4,691

Alibaba Group Holding Ltd.
2.700% due 02/09/2041		4,900	3,741
2.800% due 06/06/2023		1,800	1,794
3.150% due 02/09/2051		10,200	7,920
3.250% due 02/09/2061		5,800	4,375
3.600% due 11/28/2024		400	402
4.200% due 12/06/2047		4,800	4,460

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		10,460	10,342
3.550% due 10/01/2027		400	394

ALROSA Finance SA
4.650% due 04/09/2024		8,300	2,490

Altice France SA
3.375% due 01/15/2028	EUR	2,500	2,513

Amazon.com, Inc.
3.250% due 05/12/2061		$8,500	8,001

Amdocs Ltd.
2.538% due 06/15/2030		17,550	15,961

American Airlines Pass-Through Trust
3.000% due 04/15/2030		3,451	3,215
3.150% due 08/15/2033		14,978	14,118
3.200% due 12/15/2029		7,613	7,243
3.350% due 04/15/2031		15,320	14,723
3.375% due 11/01/2028		6,561	6,320
3.575% due 07/15/2029		2,709	2,580
3.600% due 03/22/2029		2,864	2,790
3.600% due 04/15/2031		2,999	2,773
3.650% due 02/15/2029		3,863	3,752
3.700% due 04/01/2028		6,035	5,836
4.000% due 01/15/2027		1,900	1,767

American Airlines, Inc.
5.500% due 04/20/2026		6,165	6,220

Amgen, Inc.
2.800% due 08/15/2041		150	129
4.663% due 06/15/2051		7,254	8,017

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		8,300	7,777

Anheuser-Busch Cos. LLC
4.900% due 02/01/2046		19,100	21,272

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anheuser-Busch InBev Worldwide, Inc.
4.600% due 04/15/2048		$1,500	$1,624
5.450% due 01/23/2039		18,860	22,095
5.550% due 01/23/2049		5,700	6,977

Anthem, Inc.
3.650% due 12/01/2027		10,100	10,322

AP Moller - Maersk AS
3.875% due 09/28/2025		12,900	13,153
4.500% due 06/20/2029		8,000	8,462

Apple, Inc.
2.550% due 08/20/2060		11,700	9,625

Aptiv PLC
3.250% due 03/01/2032		6,000	5,694

Arrow Electronics, Inc.
2.950% due 02/15/2032		3,900	3,586

Ashtead Capital, Inc.
4.000% due 05/01/2028		9,445	9,326
4.250% due 11/01/2029		3,300	3,288

Autodesk, Inc.
3.600% due 12/15/2022		3,000	3,024

Bacardi Ltd.
4.450% due 05/15/2025		4,500	4,610
4.700% due 05/15/2028		19,600	20,417
5.150% due 05/15/2038		10,500	11,454

BAE Systems PLC
3.400% due 04/15/2030		4,000	3,947

Baidu, Inc.
1.625% due 02/23/2027		4,400	3,957
1.720% due 04/09/2026		5,000	4,614
2.875% due 07/06/2022		800	800
4.375% due 05/14/2024		8,100	8,251
4.375% due 03/29/2028		9,800	9,957

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050		3,200	2,935

BAT Capital Corp.
2.726% due 03/25/2031		23,300	20,568

BAT International Finance PLC
3.950% due 06/15/2025		3,200	3,185

Bayer U.S. Finance LLC
4.375% due 12/15/2028		47,300	48,420

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (b)		700	636

Beacon Roofing Supply, Inc.
4.125% due 05/15/2029		4,550	4,212
4.500% due 11/15/2026		6,300	6,271

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	15,700	19,106

Berry Global, Inc.
1.570% due 01/15/2026		$8,000	7,463
4.875% due 07/15/2026		3,700	3,741

32	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bio-Rad Laboratories, Inc.
3.700% due 03/15/2032	$10,000	$9,896

Black Knight InfoServ LLC
3.625% due 09/01/2028	1,100	1,044

Boardwalk Pipelines LP
3.400% due 02/15/2031	18,000	17,059
3.600% due 09/01/2032	17,000	16,231

BOC Aviation USA Corp.
1.625% due 04/29/2024	17,100	16,435

Boeing Co.
1.433% due 02/04/2024	25,000	24,195
2.196% due 02/04/2026	12,100	11,453
3.625% due 02/01/2031	8,500	8,288
5.150% due 05/01/2030	23,350	24,938
5.705% due 05/01/2040	21,000	23,527
5.805% due 05/01/2050	20,000	23,165
5.930% due 05/01/2060	30,000	34,751

Bombardier, Inc.
6.000% due 02/15/2028	800	751
7.125% due 06/15/2026	7,500	7,359
7.500% due 12/01/2024	1,760	1,820

Boston Scientific Corp.
2.650% due 06/01/2030	33,200	31,196

Boyne USA, Inc.
4.750% due 05/15/2029	7,000	6,729

BRF SA
4.875% due 01/24/2030	3,000	2,866

British Airways Pass-Through Trust
3.300% due 06/15/2034	9,566	9,070
3.350% due 12/15/2030	1,299	1,232
4.250% due 05/15/2034	1,525	1,529
4.625% due 12/20/2025	708	712

Broadcom, Inc.
1.950% due 02/15/2028	200	181
2.450% due 02/15/2031 (k)	38,900	34,761
2.600% due 02/15/2033	3,800	3,305
3.137% due 11/15/2035	22,476	19,848
3.187% due 11/15/2036	23,939	20,831
3.469% due 04/15/2034	4,882	4,532
4.110% due 09/15/2028	58,795	59,620
4.150% due 11/15/2030	3,320	3,370
4.300% due 11/15/2032	5,170	5,257

Caesars Entertainment, Inc.
4.625% due 10/15/2029	1,800	1,685
6.250% due 07/01/2025	5,200	5,375
8.125% due 07/01/2027	2,000	2,146

Cameron LNG LLC
2.902% due 07/15/2031	1,400	1,339
3.302% due 01/15/2035	4,300	4,052
3.402% due 01/15/2038	10,600	9,911

Canadian Pacific Railway Co.
6.125% due 09/15/2115	10,000	12,839

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carnival Corp.
4.000% due 08/01/2028	$10,800	$10,058

CDW LLC
2.670% due 12/01/2026	10,100	9,538

Celeo Redes Operacion Chile SA
5.200% due 06/22/2047	2,117	2,157

Centene Corp.
2.450% due 07/15/2028	3,500	3,203
2.625% due 08/01/2031	3,000	2,675
4.625% due 12/15/2029	4,300	4,342

Charter Communications Operating LLC
2.300% due 02/01/2032	10,400	8,906
2.800% due 04/01/2031	2,900	2,618
3.700% due 04/01/2051	5,000	4,135
3.750% due 02/15/2028	24,300	24,042
3.850% due 04/01/2061	30,100	24,294
3.900% due 06/01/2052	31,700	26,831
3.950% due 06/30/2062	15,600	12,670
4.200% due 03/15/2028	1,600	1,620
4.464% due 07/23/2022	19,440	19,513
4.800% due 03/01/2050	13,400	12,769
4.908% due 07/23/2025	4,835	5,019
5.125% due 07/01/2049	17,200	17,116
5.375% due 05/01/2047	6,985	7,172
5.750% due 04/01/2048	15,590	16,622

Cheniere Corpus Christi Holdings LLC
2.742% due 12/31/2039	5,200	4,534
3.700% due 11/15/2029	47,574	47,500
5.125% due 06/30/2027	24,335	25,970

Cheniere Energy Partners LP
4.000% due 03/01/2031	4,500	4,369

China Mengniu Dairy Co. Ltd.
2.500% due 06/17/2030	8,200	7,454

China Modern Dairy Holdings Ltd.
2.125% due 07/14/2026	3,600	3,256

Cielo USA, Inc.
3.750% due 11/16/2022	4,500	4,507

Cigna Corp.
1.131% (US0003M + 0.890%) due 07/15/2023 ~	1,900	1,914

Citrix Systems, Inc.
1.250% due 03/01/2026	3,200	3,115
3.300% due 03/01/2030	13,080	12,957
4.500% due 12/01/2027	9,449	9,672

Comcast Corp.
2.800% due 01/15/2051	35,300	29,901
3.250% due 11/01/2039	3,500	3,331
3.750% due 04/01/2040	15,000	15,156

Community Health Systems, Inc.
4.750% due 02/15/2031	4,900	4,637
5.625% due 03/15/2027	4,200	4,283
6.000% due 01/15/2029	1,200	1,215
8.000% due 03/15/2026	3,100	3,232

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	33

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conagra Brands, Inc.
4.300% due 05/01/2024	$19,800	$20,360

ConocoPhillips Co.
2.400% due 03/07/2025	1,700	1,682

Constellation Brands, Inc.
3.700% due 12/06/2026	2,037	2,058

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)	4,563	1,546

Continental Resources, Inc.
4.375% due 01/15/2028	7,450	7,564
5.750% due 01/15/2031	11,825	12,952

CoStar Group, Inc.
2.800% due 07/15/2030	12,100	11,077

Coterra Energy, Inc.
4.375% due 06/01/2024	6,217	6,346

Crown Castle Towers LLC
4.241% due 07/15/2048	11,900	12,241

CSN Inova Ventures
6.750% due 01/28/2028	2,900	3,008

CSN Resources SA
4.625% due 06/10/2031	7,900	7,214
5.875% due 04/08/2032	8,900	8,655

CVS Health Corp.
2.750% due 12/01/2022	3,000	3,015
3.875% due 07/20/2025	16,620	16,972
4.300% due 03/25/2028	3,071	3,218
5.125% due 07/20/2045	1,185	1,342

CVS Pass-Through Trust
4.163% due 08/11/2036	320	315
4.704% due 01/10/2036	7,569	7,915
5.789% due 01/10/2026	39	41
5.926% due 01/10/2034	345	382
6.036% due 12/10/2028	3,979	4,262
8.353% due 07/10/2031	320	384

DAE Funding LLC
1.550% due 08/01/2024	9,200	8,697
1.625% due 02/15/2024	15,100	14,468
2.625% due 03/20/2025	13,400	12,763
3.375% due 03/20/2028	6,300	5,922

Daimler Trucks Finance North America LLC
0.765% (SOFRRATE + 0.500%) due 06/14/2023 ~	5,500	5,484
0.865% (SOFRRATE + 0.600%) due 12/14/2023 ~	8,600	8,585
1.015% (SOFRRATE + 0.750%) due 12/13/2024 ~	5,100	5,061
1.125% due 12/14/2023	6,600	6,404

DaVita, Inc.
4.625% due 06/01/2030	26,775	25,040

DCP Midstream Operating LP
5.625% due 07/15/2027	3,700	3,887

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
4.000% due 07/15/2024		$17,665	$18,060
4.900% due 10/01/2026		21,022	22,071
5.300% due 10/01/2029		9,700	10,582
5.450% due 06/15/2023		10,720	11,049
5.850% due 07/15/2025		9,740	10,404
6.020% due 06/15/2026		20,803	22,554
6.100% due 07/15/2027		2,718	2,992
6.200% due 07/15/2030		12,617	14,406

Delta Air Lines, Inc.
2.900% due 10/28/2024		10,476	10,257
3.750% due 10/28/2029		4,200	3,843
3.800% due 04/19/2023		3,282	3,306
4.375% due 04/19/2028		1,100	1,057
4.750% due 10/20/2028		2,700	2,725
7.000% due 05/01/2025		15,287	16,387
7.375% due 01/15/2026		43,122	46,878

Devon Energy Corp.
5.250% due 09/15/2024		8,000	8,365

Diamond Sports Group LLC
6.625% due 08/15/2027		400	83

DirecTV Financing LLC
5.875% due 08/15/2027		2,700	2,660

DISH DBS Corp.
5.250% due 12/01/2026		3,950	3,770

DR Horton, Inc.
5.750% due 08/15/2023		6,230	6,456

DT Midstream, Inc.
4.125% due 06/15/2029		4,000	3,841

Eastern Gas Transmission & Storage, Inc.
3.000% due 11/15/2029		3,250	3,134
3.900% due 11/15/2049		3,700	3,627

easyJet FinCo BV
1.875% due 03/03/2028	EUR	3,200	3,346

Edwards Lifesciences Corp.
4.300% due 06/15/2028		$6,700	6,996

Embraer Netherlands Finance BV
5.050% due 06/15/2025		1,200	1,214
5.400% due 02/01/2027		2,000	2,036

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027		1,823	1,755

Enbridge, Inc.
2.500% due 08/01/2033		15,000	13,348
4.250% due 12/01/2026		10,000	10,379
6.250% due 03/01/2078 •		8,700	9,023

Energy Transfer LP
3.900% due 07/15/2026		5,861	5,901
4.250% due 03/15/2023		800	809
4.400% due 03/15/2027		4,400	4,482
4.750% due 01/15/2026		7,050	7,333
5.000% due 10/01/2022		850	857
5.150% due 03/15/2045		1,250	1,266

34	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.350% due 05/15/2045		$2,600	$2,685
5.800% due 06/15/2038		6,230	6,766
5.950% due 10/01/2043		1,000	1,071
6.050% due 06/01/2041		6,400	7,126
6.125% due 12/15/2045		1,500	1,660
6.500% due 02/01/2042		3,600	4,150
6.625% due 10/15/2036		290	327
7.500% due 07/01/2038		4,302	5,318

Entergy Louisiana LLC
3.120% due 09/01/2027		4,300	4,235

Enterprise Products Operating LLC
4.250% due 02/15/2048		2,485	2,503
4.450% due 02/15/2043		6,890	6,958
4.875% due 08/16/2077 •		15,300	13,691
5.375% due 02/15/2078 •		10,400	9,672
5.700% due 02/15/2042		10,002	11,672

EQM Midstream Partners LP
4.000% due 08/01/2024		15,360	15,217

EQT Corp.
3.900% due 10/01/2027		3,500	3,495

Essential Utilities, Inc.
3.566% due 05/01/2029		1,800	1,802

Expedia Group, Inc.
2.950% due 03/15/2031		9,250	8,579
3.250% due 02/15/2030		10,900	10,390
3.600% due 12/15/2023		4,300	4,338
6.250% due 05/01/2025		8,034	8,596

FactSet Research Systems, Inc.
2.900% due 03/01/2027		11,300	11,000

Ferguson Finance PLC
3.250% due 06/02/2030		4,900	4,671

Fiserv, Inc.
3.500% due 07/01/2029		3,000	2,956
4.200% due 10/01/2028		4,905	5,067

Flex Intermediate Holdco LLC
3.363% due 06/30/2031		36,900	34,345

Flex Ltd.
4.875% due 06/15/2029		18,100	18,861

Ford Foundation
2.815% due 06/01/2070		7,500	6,212

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		12,500	12,045

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	2,000	2,140

Freeport Minerals Corp.
9.500% due 06/01/2031		$200	274

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031		9,900	8,631

GATX Corp.
4.750% due 06/15/2022		2,526	2,540

Gazprom PJSC Via Gaz Capital SA
4.250% due 04/06/2024	GBP	5,600	2,943

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.950% due 03/23/2027	$4,700	$1,986
5.150% due 02/11/2026	5,900	2,515

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	26,803	28,838

Georgia-Pacific LLC
8.000% due 01/15/2024	800	870

Global Medical Response, Inc.
6.500% due 10/01/2025	1,785	1,774

Global Payments, Inc.
3.200% due 08/15/2029	10,772	10,247

Gold Fields Orogen Holdings BVI Ltd.
5.125% due 05/15/2024	10,000	10,214
6.125% due 05/15/2029	2,600	2,821

GSK Consumer Healthcare Capital U.S. LLC
3.375% due 03/24/2029	1,700	1,684

Guara Norte SARL
5.198% due 06/15/2034	3,358	3,086

Gulfstream Natural Gas System LLC
4.600% due 09/15/2025	2,900	2,991

HCA, Inc.
3.500% due 07/15/2051	5,000	4,353
3.625% due 03/15/2032	2,700	2,649
4.125% due 06/15/2029	16,300	16,637
4.625% due 03/15/2052	10,400	10,513
4.750% due 05/01/2023	2,650	2,718
5.000% due 03/15/2024	12,404	12,864
5.125% due 06/15/2039	1,000	1,082
5.250% due 06/15/2026	30	32

Hess Corp.
7.875% due 10/01/2029	3,600	4,466

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032	3,100	2,818
3.750% due 05/01/2029	8,750	8,230
4.000% due 05/01/2031	6,200	5,864
5.375% due 05/01/2025	500	512

Hilton Grand Vacations Borrower Escrow LLC
5.000% due 06/01/2029	13,550	12,948

HollyFrontier Corp.
5.875% due 04/01/2026	14,906	15,532

HPHT Finance 19 Ltd.
2.875% due 11/05/2024	300	297

Humana, Inc.
1.350% due 02/03/2027	7,100	6,442
2.150% due 02/03/2032	7,800	6,848
3.150% due 12/01/2022	5,000	5,034
3.700% due 03/23/2029	3,300	3,314

Huntington Ingalls Industries, Inc.
3.844% due 05/01/2025	900	911
4.200% due 05/01/2030	3,200	3,336

Huntsman International LLC
4.500% due 05/01/2029	22,900	23,670

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	35

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyatt Hotels Corp.
1.320% (SOFRINDX + 1.050%) due 10/01/2023 ~		$7,400	$7,426
1.800% due 10/01/2024		5,400	5,200
5.375% due 04/23/2025		2,600	2,731
5.750% due 04/23/2030		3,900	4,317

Hyundai Capital America
0.875% due 06/14/2024		5,400	5,102
1.150% due 11/10/2022		11,900	11,821
1.500% due 06/15/2026		14,200	12,929
2.000% due 06/15/2028		21,700	19,281

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	1,700	1,863

Imperial Brands Finance PLC
3.125% due 07/26/2024		$9,900	9,816
3.500% due 07/26/2026		12,600	12,342
3.750% due 07/21/2022		13,055	13,087
3.875% due 07/26/2029		18,600	18,269

Infor, Inc.
1.750% due 07/15/2025		8,900	8,378

Innophos Holdings, Inc.
9.375% due 02/15/2028		5,200	5,529

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		6,500	6,634

International Flavors & Fragrances, Inc.
0.697% due 09/15/2022		5,100	5,077
2.300% due 11/01/2030		9,000	8,048
3.268% due 11/15/2040		1,400	1,252

Jaguar Land Rover Automotive PLC
2.200% due 01/15/2024	EUR	1,464	1,570
5.875% due 11/15/2024		3,400	3,837

JetBlue Pass-Through Trust
2.750% due 11/15/2033		$7,009	6,585
4.000% due 05/15/2034		374	375

Kansas City Southern
4.950% due 08/15/2045		1,631	1,840

Kinder Morgan Energy Partners LP
6.500% due 02/01/2037		491	577
6.550% due 09/15/2040		3,300	3,958
6.950% due 01/15/2038		600	752
7.300% due 08/15/2033		7,335	9,110
7.400% due 03/15/2031		500	617
7.500% due 11/15/2040		5,500	7,182

Kinder Morgan, Inc.
5.300% due 12/01/2034		1,000	1,098
5.625% due 11/15/2023		2,100	2,169
7.750% due 01/15/2032		16,050	20,723

Komatsu Finance America, Inc.
2.437% due 09/11/2022		2,400	2,401

Kraft Heinz Foods Co.
5.000% due 06/04/2042		10,400	11,121
6.500% due 02/09/2040		1,258	1,506
6.875% due 01/26/2039		20,000	24,650
7.125% due 08/01/2039		7,120	9,032

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Las Vegas Sands Corp.
2.900% due 06/25/2025	$8,300	$7,743
3.200% due 08/08/2024	122,110	116,668
3.500% due 08/18/2026	19,100	18,020

LBM Acquisition LLC
6.250% due 01/15/2029	280	263

Legacy LifePoint Health LLC
4.375% due 02/15/2027	100	97

Leidos, Inc.
2.300% due 02/15/2031	16,750	14,552
4.375% due 05/15/2030	9,100	9,221

Lennar Corp.
4.500% due 04/30/2024	400	410
4.750% due 11/29/2027	900	939

Lenovo Group Ltd.
3.421% due 11/02/2030	6,000	5,560
5.875% due 04/24/2025	8,600	9,012

Level 3 Financing, Inc.
3.400% due 03/01/2027	670	633
3.875% due 11/15/2029	12,050	11,111

Liberty Utilities Finance GP 1
2.050% due 09/15/2030	7,000	6,146

Live Nation Entertainment, Inc.
3.750% due 01/15/2028	700	660
6.500% due 05/15/2027	18,300	19,509

Lundin Energy Finance BV
3.100% due 07/15/2031	13,698	12,707

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	7,658	8,827

Magallanes, Inc.
5.050% due 03/15/2042	2,700	2,760
5.141% due 03/15/2052	21,800	22,355

Marriott International, Inc.
3.500% due 10/15/2032	9,700	9,251
3.600% due 04/15/2024	4,700	4,751
3.750% due 03/15/2025	1,475	1,489
4.150% due 12/01/2023	8,700	8,865
4.500% due 10/01/2034	6,099	6,208
4.625% due 06/15/2030	6,100	6,330
5.750% due 05/01/2025	116	123

Marvell Technology, Inc.
1.650% due 04/15/2026	9,176	8,539
4.875% due 06/22/2028	10,800	11,324

Massachusetts Institute of Technology
4.678% due 07/01/2114	150	173

McDonald’s Corp.
2.625% due 09/01/2029	4,100	3,904

MDC Holdings, Inc.
3.966% due 08/06/2061	4,200	3,259

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	22,575	20,713
5.250% due 04/26/2026	18,800	17,118

36	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 12/04/2029		$8,300	$7,076
5.625% due 07/17/2027		2,200	1,991
5.750% due 07/21/2028		23,550	20,854

MGM China Holdings Ltd.
4.750% due 02/01/2027		2,100	1,852
5.250% due 06/18/2025		13,055	12,026
5.375% due 05/15/2024		16,200	15,214
5.875% due 05/15/2026		12,100	11,045

Micron Technology, Inc.
5.327% due 02/06/2029		6,400	6,929

Mileage Plus Holdings LLC
6.500% due 06/20/2027		4,700	4,906

Mitchells & Butlers Finance PLC
1.236% (BP0003M + 0.450%) due 12/15/2030 ~	GBP	697	866

Moody’s Corp.
2.000% due 08/19/2031		$4,300	3,821
3.250% due 05/20/2050		11,450	10,278
4.875% due 02/15/2024		1,500	1,547

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		5,000	4,803

MPLX LP
4.500% due 04/15/2038		9,900	10,140
4.900% due 04/15/2058		2,600	2,631
4.950% due 03/14/2052		9,100	9,498
6.875% due 02/15/2023 •(g)		7,800	7,683

Mylan, Inc.
3.125% due 01/15/2023		10,460	10,505
4.200% due 11/29/2023		13,500	13,728

National Fuel Gas Co.
2.950% due 03/01/2031		9,100	8,294

Netflix, Inc.
3.875% due 11/15/2029	EUR	11,800	14,198
4.875% due 04/15/2028		$1,700	1,785

Newcastle Coal Infrastructure Group Pty. Ltd.
4.400% due 09/29/2027		2,100	1,951

Newcrest Finance Pty. Ltd.
4.200% due 05/13/2050		2,500	2,440
5.750% due 11/15/2041		2,500	2,874

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	3,600	4,019
3.043% due 09/15/2023		$20,000	19,965
3.201% due 09/17/2028	EUR	2,600	2,898
3.522% due 09/17/2025		$8,400	8,243
4.345% due 09/17/2027		17,100	16,882
4.810% due 09/17/2030		800	795

Norfolk Southern Corp.
4.100% due 05/15/2121		4,200	3,931

NVR, Inc.
3.000% due 05/15/2030		38,014	35,534
3.950% due 09/15/2022		4,000	4,017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NXP BV
3.875% due 06/18/2026		$6,700	$6,730
4.300% due 06/18/2029		7,685	7,943
4.625% due 06/01/2023		8,100	8,231
4.875% due 03/01/2024		2,600	2,673
5.350% due 03/01/2026		4,800	5,057

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/02/2022 (f)(g)		3,579	31

ONE Gas, Inc.
0.850% due 03/11/2023		3,600	3,553

ONEOK Partners LP
5.000% due 09/15/2023		7,200	7,377
6.125% due 02/01/2041		1,700	1,876
6.200% due 09/15/2043		3,450	3,806

Oracle Corp.
2.875% due 03/25/2031 (i)		6,900	6,302
4.000% due 07/15/2046		11,000	9,789
4.000% due 11/15/2047		3,700	3,282
4.100% due 03/25/2061 (i)		16,600	14,210

Organon & Co.
2.875% due 04/30/2028	EUR	12,500	13,211

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023		$8,600	8,827

Pactiv Evergreen Group Issuer LLC
4.375% due 10/15/2028		1,700	1,565

Penske Truck Leasing Co. LP
2.700% due 11/01/2024		18,400	18,139
3.900% due 02/01/2024		3,100	3,140
4.125% due 08/01/2023		3,000	3,038
4.875% due 07/11/2022		3,500	3,531

PerkinElmer, Inc.
3.300% due 09/15/2029		3,800	3,711

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030		13,300	12,521
4.375% due 03/15/2026		2,200	2,193

Petra Diamonds U.S. Treasury PLC (10.500% PIK)
10.500% due 03/08/2026 (b)		2,009	2,119

Petroleos Mexicanos
6.700% due 02/16/2032		39,351	37,424

Petronas Capital Ltd.
3.500% due 04/21/2030		2,800	2,855

PetSmart, Inc.
4.750% due 02/15/2028		3,100	3,000

PGT Innovations, Inc.
4.375% due 10/01/2029		200	187

Phillips 66
0.900% due 02/15/2024		13,900	13,460

Phillips 66 Partners LP
3.605% due 02/15/2025		65	66

Pioneer Natural Resources Co.
7.200% due 01/15/2028		4,497	5,270

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	37

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		$3,000	$3,079

Prosus NV
3.680% due 01/21/2030		2,500	2,193
3.832% due 02/08/2051		7,300	5,338
4.027% due 08/03/2050		1,200	908

PulteGroup, Inc.
5.000% due 01/15/2027		2,500	2,637

Qatar Energy
3.125% due 07/12/2041		16,700	15,236

Qorvo, Inc.
1.750% due 12/15/2024		775	740

Quanta Services, Inc.
2.350% due 01/15/2032		6,600	5,741
2.900% due 10/01/2030		3,100	2,873

QVC, Inc.
4.375% due 03/15/2023		1,648	1,659
5.450% due 08/15/2034		8,300	6,968

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		695	742

Raytheon Technologies Corp.
4.050% due 05/04/2047		1,800	1,860

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030		15,900	13,819

RELX Capital, Inc.
3.000% due 05/22/2030		900	861

Renesas Electronics Corp.
1.543% due 11/26/2024		4,000	3,812
2.170% due 11/25/2026		3,200	2,983

Rockies Express Pipeline LLC
3.600% due 05/15/2025		10,200	10,041
4.800% due 05/15/2030		3,100	2,943

Rolls-Royce PLC
3.625% due 10/14/2025		7,264	7,055
4.625% due 02/16/2026	EUR	1,000	1,165
5.750% due 10/15/2027		$5,400	5,553

Royalty Pharma PLC
1.750% due 09/02/2027		13,750	12,502

S&P Global, Inc.
4.250% due 05/01/2029		12,542	13,219
4.750% due 08/01/2028		1,000	1,075

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		6,066	6,422
5.625% due 04/15/2023		1,200	1,228
5.625% due 03/01/2025		5,300	5,607
5.750% due 05/15/2024		8,410	8,806
5.875% due 06/30/2026		10,705	11,584

Sands China Ltd.
2.550% due 03/08/2027		2,400	2,096
3.100% due 03/08/2029		2,500	2,137
3.250% due 08/08/2031		2,400	1,968
3.800% due 01/08/2026		15,600	14,839

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 06/18/2030		$4,000	$3,632
5.125% due 08/08/2025		23,300	23,213
5.400% due 08/08/2028		8,400	8,276

Santos Finance Ltd.
3.649% due 04/29/2031		20,000	18,709

Sasol Financing USA LLC
5.875% due 03/27/2024		250	254

Saudi Arabian Oil Co.
2.250% due 11/24/2030		6,000	5,514

SF Holding Investment Ltd.
2.875% due 02/20/2030 (k)		10,900	9,999
3.125% due 11/17/2031		1,500	1,375

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		26	26

Sigma Holdco BV
5.750% due 05/15/2026 (k)	EUR	1,800	1,638
7.875% due 05/15/2026		$7,300	6,067

SK Hynix, Inc.
1.000% due 01/19/2024		7,100	6,821
2.375% due 01/19/2031		5,000	4,363

Smith & Nephew PLC
2.032% due 10/14/2030		6,900	6,008

Southwest Airlines Co.
4.750% due 05/04/2023		18,870	19,274

Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022		167	167

Spirit AeroSystems, Inc.
3.850% due 06/15/2026		3,800	3,643
3.950% due 06/15/2023		12,010	11,909
4.600% due 06/15/2028		22,731	21,385
5.500% due 01/15/2025		1,100	1,104
7.500% due 04/15/2025		9,600	9,958

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031		1,017	921
4.100% due 10/01/2029		2,111	2,065

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		14,325	14,632

SRS Distribution, Inc.
6.125% due 07/01/2029		2,600	2,402

Standard Industries, Inc.
4.375% due 07/15/2030		11,350	10,410

Stanley Black & Decker, Inc.
4.000% due 03/15/2060 •		2,400	2,382

Station Casinos LLC
4.500% due 02/15/2028		3,100	2,946

Stryker Corp.
1.950% due 06/15/2030		12,550	11,269

Studio City Finance Ltd.
5.000% due 01/15/2029		16,000	12,204
6.500% due 01/15/2028		13,100	11,357

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023		12,700	12,745

38	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Suntory Holdings Ltd.
2.550% due 06/28/2022		$3,800	$3,806

Syneos Health, Inc.
3.625% due 01/15/2029		1,500	1,388

Syngenta Finance NV
3.375% due 04/16/2026	EUR	1,400	1,584
4.441% due 04/24/2023		$10,900	11,051
4.892% due 04/24/2025		5,500	5,602
5.182% due 04/24/2028		38,073	39,386

T-Mobile USA, Inc.
2.050% due 02/15/2028		10,500	9,609
2.550% due 02/15/2031		22,100	20,075
3.000% due 02/15/2041		40,700	34,512
3.300% due 02/15/2051		36,500	30,823
3.400% due 10/15/2052		4,600	3,929
3.500% due 04/15/2025		13,543	13,646
3.600% due 11/15/2060		5,700	4,917
3.875% due 04/15/2030		22,350	22,468

Targa Resources Corp.
4.200% due 02/01/2033 (a)		2,700	2,728
4.950% due 04/15/2052 (a)		8,000	8,166

TD SYNNEX Corp.
1.250% due 08/09/2024		4,300	4,089
1.750% due 08/09/2026		9,940	9,118
2.375% due 08/09/2028		14,300	12,900
2.650% due 08/09/2031		8,700	7,486

TEGNA, Inc.
4.625% due 03/15/2028		1,300	1,295

Tencent Holdings Ltd.
2.390% due 06/03/2030		22,600	20,120
3.595% due 01/19/2028		1,500	1,464
3.680% due 04/22/2041		4,794	4,248
3.975% due 04/11/2029		34,900	34,846

Tencent Music Entertainment Group
2.000% due 09/03/2030		10,400	8,567

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		271	270

Time Warner Cable LLC
4.500% due 09/15/2042		9,000	8,347

Times Square Hotel Trust
8.528% due 08/01/2026		355	362

TransCanada PipeLines Ltd.
4.250% due 05/15/2028		40	42
5.600% due 03/31/2034		5,258	5,934

Transcontinental Gas Pipe Line Co. LLC
3.250% due 05/15/2030		2,900	2,832
7.850% due 02/01/2026		12,066	13,844

TransDigm, Inc.
8.000% due 12/15/2025		200	209

Transocean Guardian Ltd.
5.875% due 01/15/2024		5,367	5,145

Transocean Pontus Ltd.
6.125% due 08/01/2025		1,169	1,163

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transocean, Inc.
7.250% due 11/01/2025		$1,000	$871

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		7,350	6,528

Travel & Leisure Co.
4.625% due 03/01/2030		5,700	5,312

Trimble, Inc.
4.900% due 06/15/2028		2,100	2,178

Trinity Acquisition PLC
4.400% due 03/15/2026		35	36

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		2,617	2,193

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		306	293
4.625% due 12/03/2026		355	343
7.125% due 04/22/2025		974	994

Unigel Luxembourg SA
8.750% due 10/01/2026		8,900	9,406

United Airlines Pass-Through Trust
2.700% due 11/01/2033		7,485	6,876
2.875% due 04/07/2030		17,222	16,365
3.100% due 01/07/2030		1,110	1,077
3.100% due 04/07/2030		4,022	3,694
3.450% due 01/07/2030		8,541	7,977
3.500% due 09/01/2031		1,409	1,366
3.700% due 09/01/2031		3,085	2,883
4.150% due 10/11/2025		1,280	1,285
4.150% due 02/25/2033		9,556	9,677
5.875% due 04/15/2029		33,165	34,384

UnitedHealth Group, Inc.
2.900% due 05/15/2050		9,500	8,461

Univision Communications, Inc.
5.125% due 02/15/2025		6,700	6,714

Vale Overseas Ltd.
3.750% due 07/08/2030		8,500	8,215
6.250% due 08/10/2026		14,500	15,934
6.875% due 11/21/2036		4,996	6,036
6.875% due 11/10/2039		3,600	4,401

VeriSign, Inc.
2.700% due 06/15/2031		1,706	1,547

Viking Cruises Ltd.
13.000% due 05/15/2025		12,000	13,356

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		500	457

Virgin Australia Holdings Pty. Ltd.
8.125% due 11/15/2024 ^(c)		2,800	98

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	5,800	7,014
5.250% due 05/15/2029		1,000	1,293

Vmed O2 U.K. Financing PLC
4.250% due 01/31/2031		$15,700	14,380

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	39

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VMware, Inc.
2.200% due 08/15/2031	$3,300	$2,911
3.900% due 08/21/2027	16,145	16,382
4.500% due 05/15/2025	12,042	12,417
4.650% due 05/15/2027	13,038	13,678
4.700% due 05/15/2030	24,482	25,940

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025	16,100	16,062

Walt Disney Co.
2.650% due 01/13/2031 (k)	33,200	31,748
3.500% due 05/13/2040	13,400	13,101

Weir Group PLC
2.200% due 05/13/2026	19,600	18,332

Western Digital Corp.
4.750% due 02/15/2026	3,600	3,660

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	19,233	20,283

Williams Cos., Inc.
4.850% due 03/01/2048	6,000	6,421

Woodside Finance Ltd.
3.650% due 03/05/2025	9,700	9,736
3.700% due 09/15/2026	11,375	11,409
3.700% due 03/15/2028	6,100	6,003
4.500% due 03/04/2029	5,000	5,159

Wynn Macau Ltd.
4.875% due 10/01/2024	6,050	5,677
5.500% due 01/15/2026	14,800	13,484
5.500% due 10/01/2027	62,720	54,375
5.625% due 08/26/2028	6,100	5,311

Xiaomi Best Time International Ltd.
2.875% due 07/14/2031	6,000	5,184

Yara International ASA
4.750% due 06/01/2028	16,500	17,058

Yellowstone Energy LP
5.750% due 12/31/2026 «	2,430	2,626

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	500	461
6.125% due 03/01/2028	5,100	4,575

Zoetis, Inc.
3.250% due 02/01/2023	80	81

		4,925,845

UTILITIES 8.7%

AEP Texas, Inc.
2.100% due 07/01/2030	5,300	4,729

AES Corp.
3.300% due 07/15/2025	10,200	10,029
3.950% due 07/15/2030	10,200	10,125

Alliant Energy Finance LLC
3.600% due 03/01/2032	5,500	5,355

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Electric Power Co., Inc.
3.875% due 02/15/2062 •	$6,200	$5,732

Arizona Public Service Co.
2.200% due 12/15/2031	1,900	1,672
2.650% due 09/15/2050	8,900	6,869
3.350% due 05/15/2050	3,750	3,278

AT&T, Inc.
1.285% (US0003M + 0.890%) due 02/15/2023 ~	3,925	3,942
2.750% due 06/01/2031	31,700	29,767
3.100% due 02/01/2043	1,850	1,602
3.500% due 06/01/2041	65,000	60,015
3.550% due 09/15/2055	23,160	20,506
3.650% due 06/01/2051	41,700	38,077
3.650% due 09/15/2059	38,575	33,962
3.850% due 06/01/2060	33,750	30,330
4.300% due 02/15/2030	19,279	20,392

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024	9,000	9,247

Berkshire Hathaway Energy Co.
4.450% due 01/15/2049	1,850	2,004

Bharti Airtel International Netherlands BV
5.350% due 05/20/2024	1,500	1,550

Bharti Airtel Ltd.
4.375% due 06/10/2025	5,000	5,042

Black Hills Corp.
2.500% due 06/15/2030	10,400	9,470
3.875% due 10/15/2049	5,500	5,217

CenterPoint Energy, Inc.
4.250% due 11/01/2028	360	371

Clearway Energy Operating LLC
3.750% due 02/15/2031	5,500	5,155

Cleco Corporate Holdings LLC
3.743% due 05/01/2026	12,005	12,180

Cleveland Electric Illuminating Co.
3.500% due 04/01/2028	4,200	4,111

Constellation Energy Generation LLC
5.750% due 10/01/2041	2,579	2,793
6.250% due 10/01/2039	990	1,119

Dominion Energy, Inc.
2.250% due 08/15/2031	10,600	9,563

Duke Energy Carolinas LLC
2.450% due 08/15/2029	16,100	15,255
2.950% due 12/01/2026	160	160
3.200% due 08/15/2049	500	466
6.050% due 04/15/2038	1,227	1,531

Duke Energy Florida LLC
3.200% due 01/15/2027	1,100	1,102

Duke Energy Ohio, Inc.
6.900% due 06/01/2025	6,800	7,532

Duquesne Light Holdings, Inc.
3.616% due 08/01/2027	15,400	15,223

40	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Edison International
3.125% due 11/15/2022		$3,500	$3,519
5.750% due 06/15/2027		11,400	12,230

Electricite de France SA
4.500% due 09/21/2028		1,000	1,026
4.875% due 01/22/2044		500	520

Emera U.S. Finance LP
4.750% due 06/15/2046		15,000	15,695

Enel Finance International NV
1.875% due 07/12/2028		9,100	8,220
2.250% due 07/12/2031		10,100	8,961
2.875% due 07/12/2041		4,100	3,396

Entergy Corp.
1.900% due 06/15/2028		5,900	5,346
3.750% due 06/15/2050		1,000	942

Entergy Texas, Inc.
1.750% due 03/15/2031		4,129	3,611

Evergy Metro, Inc.
2.250% due 06/01/2030		400	368

Exelon Corp.
4.050% due 04/15/2030		7,100	7,339

Fells Point Funding Trust
3.046% due 01/31/2027		11,500	11,043

FirstEnergy Corp.
4.400% due 07/15/2027		2,516	2,536

Gazprom Neft OAO Via GPN Capital SA
4.375% due 09/19/2022		17,000	5,950
6.000% due 11/27/2023		17,900	6,265

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	18,800	8,215
2.950% due 01/27/2029		$18,600	7,765
3.000% due 06/29/2027		5,100	2,167
3.250% due 02/25/2030		21,600	9,342

Georgia Power Co.
2.650% due 09/15/2029		9,800	9,236
3.250% due 03/15/2051		16,500	14,362
3.700% due 01/30/2050		4,200	3,915

Greenko Investment Co.
4.875% due 08/16/2023		4,000	4,020

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		24,300	24,725

India Green Power Holdings
4.000% due 02/22/2027		8,100	7,476

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		2,650	2,659

ITC Holdings Corp.
2.950% due 05/14/2030		1,800	1,708

Jersey Central Power & Light Co.
4.300% due 01/15/2026		9,450	9,658

Metropolitan Edison Co.
3.500% due 03/15/2023		1,500	1,508

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028	$2,500	$2,526

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022	7,400	7,400
3.900% due 04/01/2024 (k)	39,000	39,141
4.625% due 04/01/2029	3,155	3,195

Mississippi Power Co.
3.950% due 03/30/2028	14,300	14,550

Narragansett Electric Co.
3.395% due 04/09/2030	3,100	3,051

NextEra Energy Capital Holdings, Inc.
4.800% due 12/01/2077 •	4,300	4,180
5.650% due 05/01/2079 •	5,000	5,140

NGPL PipeCo LLC
4.875% due 08/15/2027	8,570	8,906

NiSource, Inc.
3.490% due 05/15/2027	25	25

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	16,482	8,241

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	3,086	1,736

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	1,246	1,234

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	17,763	4,018

Oi SA
10.000% due 07/27/2025	7,500	5,690

ONEOK, Inc.
2.750% due 09/01/2024	6,300	6,266
4.550% due 07/15/2028	26,835	27,624
4.950% due 07/13/2047	9,972	10,089
5.200% due 07/15/2048	3,985	4,257
6.000% due 06/15/2035	700	775
6.350% due 01/15/2031	8,600	9,964

Pacific Gas & Electric Co.
1.750% due 06/16/2022	8,700	8,691
2.500% due 02/01/2031	7,500	6,480
2.950% due 03/01/2026	3,900	3,711
3.000% due 06/15/2028	8,100	7,550
3.150% due 01/01/2026	14,901	14,366
3.250% due 06/01/2031	6,600	5,980
3.300% due 03/15/2027	5,300	5,096
3.300% due 12/01/2027	27,516	26,004
3.300% due 08/01/2040	2,700	2,216
3.400% due 08/15/2024	200	198
3.450% due 07/01/2025	19,655	19,194
3.500% due 06/15/2025	5,800	5,666
3.500% due 08/01/2050	13,050	10,543
3.750% due 07/01/2028	15,079	14,460
3.750% due 08/15/2042	2,600	2,125
3.850% due 11/15/2023	745	749

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	41

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.200% due 03/01/2029	$1,000	$984
4.250% due 08/01/2023	1,600	1,616
4.250% due 03/15/2046	2,100	1,822
4.300% due 03/15/2045	1,932	1,650
4.500% due 07/01/2040	2,900	2,647
4.500% due 12/15/2041	4,300	3,855
4.550% due 07/01/2030	7,800	7,751
4.600% due 06/15/2043	4,900	4,365
4.650% due 08/01/2028	17,000	17,015
4.750% due 02/15/2044	5,700	5,174
4.950% due 07/01/2050	6,165	5,831
5.250% due 03/01/2052	13,600	13,885

PacifiCorp
2.900% due 06/15/2052	13,300	11,681

Pennsylvania Electric Co.
3.600% due 06/01/2029	1,020	1,014
4.150% due 04/15/2025	2,600	2,618
6.150% due 10/01/2038	1,600	1,950

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
3.000% due 06/30/2030	1,200	1,096

Petrobras Global Finance BV
5.093% due 01/15/2030	12,900	12,900
5.600% due 01/03/2031	6,600	6,691
5.999% due 01/27/2028	5,000	5,256
6.750% due 01/27/2041	2,500	2,552

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050	4,300	3,849
3.640% due 11/01/2046	1,500	1,386

Plains All American Pipeline LP
2.850% due 01/31/2023	5,402	5,398

Public Service Co. of Oklahoma
2.200% due 08/15/2031	2,600	2,331
3.150% due 08/15/2051	6,500	5,756

Public Service Enterprise Group, Inc.
2.650% due 11/15/2022	4,825	4,837

Puget Energy, Inc.
4.100% due 06/15/2030	5,500	5,499

ReNew Power Synthetic
6.670% due 03/12/2024	11,100	11,350

Rio Oil Finance Trust
8.200% due 04/06/2028	16,411	17,677
9.750% due 01/06/2027	8,693	9,600

San Diego Gas & Electric Co.
1.700% due 10/01/2030	13,900	12,262
4.100% due 06/15/2049	9,500	9,874

Sempra Energy
3.400% due 02/01/2028	2,840	2,836
4.125% due 04/01/2052 •	4,100	3,838

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023	900	905

Southern California Edison Co.
0.975% due 08/01/2024	16,475	15,723

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.200% due 02/01/2026	$7,200	$6,633
2.500% due 06/01/2031	7,600	6,927
2.750% due 02/01/2032	10,500	9,757
2.950% due 02/01/2051	12,000	9,849
3.450% due 02/01/2052	8,200	7,387
3.650% due 02/01/2050	2,000	1,860
3.700% due 08/01/2025	8,800	8,954
3.900% due 12/01/2041	1,100	1,020
3.900% due 03/15/2043	6,100	5,749
4.000% due 04/01/2047	15,600	15,050
4.650% due 10/01/2043	600	624
4.875% due 03/01/2049	8,468	9,039
6.650% due 04/01/2029	8,039	9,152

Southern California Gas Co.
2.550% due 02/01/2030	2,200	2,080

Southern Co. Gas Capital Corp.
1.750% due 01/15/2031	12,000	10,279
3.250% due 06/15/2026	5,475	5,455
3.875% due 11/15/2025	2,300	2,344
4.400% due 05/30/2047	5,154	5,202

Southwest Gas Corp.
4.050% due 03/15/2032	5,775	5,766

Southwestern Electric Power Co.
3.250% due 11/01/2051	7,193	6,210

Sprint Corp.
7.125% due 06/15/2024	600	644
7.875% due 09/15/2023	3,700	3,936

System Energy Resources, Inc.
2.140% due 12/09/2025	13,800	13,159

Targa Resources Partners LP
5.500% due 03/01/2030	5,200	5,407

Toledo Edison Co.
2.650% due 05/01/2028	11,334	10,777

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025	200	202

Transcanada Trust
5.300% due 03/15/2077 •	22,550	22,324

Transocean Proteus Ltd.
6.250% due 12/01/2024	250	248

Verizon Communications, Inc.
1.062% (SOFRRATE + 0.790%) due 03/20/2026 ~	17,100	17,096
1.606% (US0003M + 1.100%) due 05/15/2025 ~	4,000	4,054
2.100% due 03/22/2028	2,100	1,961
2.355% due 03/15/2032	3,275	2,964
2.850% due 09/03/2041	4,850	4,283
3.875% due 03/01/2052	12,100	12,195
4.016% due 12/03/2029	6,520	6,775

Vodafone Group PLC
5.125% due 06/04/2081 •	26,100	23,076

42	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WEC Energy Group, Inc.
1.800% due 10/15/2030	$2,700	$2,344
2.200% due 12/15/2028	1,000	918

		1,387,407

Total Corporate Bonds & Notes (Cost $12,291,962)		11,582,625

MUNICIPAL BONDS & NOTES 0.1%

FLORIDA 0.1%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	1,700	1,585
2.154% due 07/01/2030	6,200	5,664

Total Municipal Bonds & Notes (Cost $7,900)		7,249

U.S. GOVERNMENT AGENCIES 1.1%

Fannie Mae, TBA
3.000% due 06/01/2040	19,500	19,007

Freddie Mac
6.157% due 11/25/2055 «~	3,341	2,066
9.457% due 03/25/2029 •	497	521

Ginnie Mae, TBA
2.000% due 05/01/2052	18,000	17,102
2.500% due 04/01/2052	41,500	40,253

Uniform Mortgage-Backed Security
3.000% due 01/01/2045	160	160
3.500% due 07/01/2046	2,458	2,499
4.000% due 08/01/2049	266	272

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2052	53,000	50,570
3.500% due 05/01/2052	50,492	50,428
4.000% due 05/01/2052	150	153

Total U.S. Government Agencies (Cost $186,258)		183,031

U.S. TREASURY OBLIGATIONS 29.4%

U.S. Treasury Bonds
1.375% due 11/15/2040 (o)(k)	312,980	256,105
1.875% due 02/15/2041 (k)	333,300	297,034
1.875% due 11/15/2051 (k)	520,539	456,773
2.000% due 11/15/2041 (k)	361,900	327,576
2.250% due 05/15/2041 (k)	163,533	154,513
2.500% due 02/15/2046 (k)	89,225	87,446
2.500% due 05/15/2046 (k)	91,308	89,555
3.125% due 02/15/2042 (k)	74,170	80,138
3.125% due 08/15/2044 (k)	70,025	75,783
3.375% due 05/15/2044 (k)(o)	151,284	170,044

U.S. Treasury Notes
0.125% due 05/31/2023 (k)(m)	100,000	97,978

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 08/31/2023 (k)(m)(o)	$100,000	$97,297
0.375% due 10/31/2023 (k)(m)	300,000	291,691
0.500% due 11/30/2023 (k)(m)	100,000	97,213
0.875% due 01/31/2024	100,000	97,469
1.000% due 12/15/2024	235,000	225,871
1.375% due 10/31/2028 (k)(m)(o)	270,107	252,561
1.750% due 01/31/2023	144,800	145,055
1.875% due 10/31/2022 (k)(m)(o)	99,984	100,370
1.875% due 02/28/2027 (k)	355,100	345,640
1.875% due 02/15/2032 (k)	715,643	687,353
2.750% due 07/31/2023 (k)	200,000	201,894
3.125% due 11/15/2028 (k)(m)(o)	58,613	61,040

Total U.S. Treasury Obligations (Cost $4,852,733)		4,696,399

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%

American Home Mortgage Assets Trust
1.081% due 10/25/2046 •	1,713	1,380

American Home Mortgage Investment Trust
2.579% due 11/25/2045 ^•	583	331

Banc of America Alternative Loan Trust
5.750% due 11/25/2035 ^	198	185

Banc of America Funding Trust
0.587% due 01/25/2037 •	6,306	5,835
0.829% due 10/20/2036 •	1,240	1,028
0.857% due 05/25/2037 ^•	342	322
1.009% due 06/20/2047 •	946	856
2.855% due 06/20/2037 ~	3,181	2,984
5.750% due 01/25/2037	2,545	2,368
6.000% due 03/25/2037	1,260	1,165
44.651% due 07/25/2047 ^•	782	1,234

Banc of America Mortgage Trust
2.765% due 10/25/2035 ~	654	637

BCAP LLC Trust
0.897% due 05/25/2047 ^•	605	611
3.094% due 07/26/2036 ~	128	119
6.000% due 07/26/2037 ~	343	318

Bear Stearns Adjustable Rate Mortgage Trust
3.271% due 06/25/2047 ^~	1,934	1,902

Bear Stearns ALT-A Trust
0.777% due 08/25/2036	512	489
2.743% due 04/25/2035 ~	11,294	10,978
3.292% due 08/25/2036 ^~	922	572
3.322% due 03/25/2036 ^~	199	178

Chase Mortgage Finance Trust
6.000% due 06/25/2037	2,917	1,749

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
1.137% due 08/25/2037 •	355	331

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	43

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chevy Chase Funding LLC Mortgage- Backed Certificates
0.737% due 01/25/2035 •	$454	$453

Citigroup Mortgage Loan Trust
3.146% due 03/25/2037 ^~	243	220
3.228% due 09/25/2059 þ	3,900	3,900

Constellation Oil Services Holding SA
1.000% due 12/01/2024 «	700	700

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	856	610

Countrywide Alternative Loan Trust
0.639% due 09/20/2046	1,322	1,285
0.659% due 09/20/2046 •	1,778	1,455
0.667% due 04/25/2047 •	1,383	1,176
0.777% due 07/25/2036 •	4	22
0.807% due 05/25/2037 ^•	650	196
0.837% due 09/25/2046 ^•	1,587	1,558
1.491% due 08/25/2035 ^•	1,875	1,714
5.500% due 07/25/2035	1,083	975
5.500% due 01/25/2036	961	802
6.000% due 03/25/2036 ^	856	526
6.000% due 05/25/2036 ^	90	58
6.000% due 06/25/2037	1,560	1,016
6.500% due 12/25/2036 ^	383	234

Credit Suisse Commercial Mortgage Trust
1.363% due 06/15/2034 •	6,079	5,974

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035	7,211	6,855

Credit Suisse Mortgage Capital Certificates
2.870% due 06/26/2037 ~	2,201	2,162
3.298% due 04/28/2037 ~	1,149	1,148

Credit Suisse Mortgage Capital Trust
2.942% due 12/26/2059 ~	1,750	1,737
3.054% due 05/27/2037 ~	3,461	2,470

CSAIL Commercial Mortgage Trust
3.718% due 08/15/2048	6,500	6,539

Extended Stay America Trust
1.477% due 07/15/2038 •	56,154	55,560

GSR Mortgage Loan Trust
0.897% due 08/25/2046 •	19,524	5,918

HarborView Mortgage Loan Trust
0.654% due 12/19/2036 •	2,525	2,344
0.949% due 01/19/2036 •	1,897	1,275
3.674% due 06/19/2036 ^~	727	450

HSI Asset Loan Obligation Trust
6.000% due 09/25/2037 ^	116	108

IndyMac INDX Mortgage Loan Trust
0.937% due 07/25/2035 •	7,160	6,941

JP Morgan Alternative Loan Trust
3.250% due 05/25/2037 ^~	791	726
6.810% due 08/25/2036 ^þ	1,083	1,049

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	133	130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
2.331% due 05/25/2033 ~	$3	$3

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ^~	391	154

Morgan Stanley Re-REMIC Trust
5.500% due 01/26/2037 ~	12	12

MortgageIT Mortgage Loan Trust
0.857% due 04/25/2036 •	4,204	3,371

New Century Alternative Mortgage Loan Trust
6.667% due 07/25/2036 ^þ	922	290

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	38,367	37,572
2.750% due 11/25/2059 ~	24,584	24,173
4.500% due 05/25/2058 ~	8,920	9,125

Ready Capital Mortgage Financing LLC
1.407% due 07/25/2036 •	4,900	4,820

Residential Accredit Loans, Inc. Trust
0.817% due 05/25/2036 •	924	874
0.837% due 08/25/2036 ^•	714	711
0.877% due 04/25/2046	6,263	2,137
1.016% due 10/25/2037 ~	4,284	4,168
2.994% due 07/25/2035 ~	172	167
4.346% due 01/25/2036 ^~	1,175	1,022
4.397% due 09/25/2035 ^~	21	17

Starwood Mortgage Trust
1.447% due 04/15/2034 •	3,400	3,358

Structured Adjustable Rate Mortgage Loan Trust
0.757% due 08/25/2036 ^•	654	492
3.103% due 02/25/2036 ^~	56	51
3.231% due 05/25/2036 ^~	1,067	826

TBW Mortgage-Backed Trust
6.280% due 01/25/2037 þ	6,705	1,240

Wachovia Mortgage Loan Trust LLC
2.238% due 05/20/2036 ^~	194	198

WaMu Mortgage Pass-Through Certificates Trust
3.178% due 07/25/2037 ^~	323	323

Washington Mutual Mortgage Pass-Through Certificates Trust
0.981% due 11/25/2046 ^•	987	859
6.000% due 07/25/2036	214	184

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	116	114

Total Non-Agency Mortgage-Backed Securities (Cost $252,760)		250,119

ASSET-BACKED SECURITIES 3.3%

Aames Mortgage Investment Trust
1.657% due 06/25/2035	1,335	1,332

AASET Trust
3.967% due 05/16/2042	2,339	1,979

44	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Accredited Mortgage Loan Trust
0.717% due 09/25/2036 •	$1,781	$1,756

ACE Securities Corp. Home Equity Loan Trust
0.617% due 08/25/2036 ^•	1,591	437
0.657% due 12/25/2036 •	5,189	1,686
1.402% due 05/25/2035 •	5,500	5,417

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ	3,303	2,796

Anchorage Capital CLO Ltd.
1.381% due 07/15/2032 •	7,300	7,181
1.399% due 07/22/2032 •	12,900	12,827

Apidos CLO
1.141% due 07/18/2029 •	13,400	13,284

Ares CLO Ltd.
1.309% due 04/22/2031 •	9,600	9,527

Argent Securities Trust
0.567% due 09/25/2036	1,721	693
0.997% due 05/25/2036	1,355	427
1.017% due 04/25/2036	6,702	2,735

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.217% due 02/25/2036 •	2,343	2,121

Asset-Backed Funding Certificates Trust
0.587% due 01/25/2037 •	4,019	3,063

ASSURANT CLO Ltd.
1.294% due 10/20/2031 •	8,200	8,141

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	690	692

Bear Stearns Asset-Backed Securities Trust
0.687% due 11/25/2036 •	6,743	6,380
0.807% due 12/25/2035 ^•	268	154
1.457% due 08/25/2035 •	118	85

Benefit Street Partners CLO Ltd.
1.321% due 07/15/2032 •	8,700	8,635

Blackbird Capital Aircraft Lease Securitization Ltd.
4.213% due 12/16/2041 þ	4,070	3,805

Brightspire Capital Ltd.
1.599% due 08/19/2038 •	7,500	7,392

Carlyle Global Market Strategies CLO Ltd.
1.409% due 08/14/2030 •	22,500	22,507

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •	13,500	13,412

Carrington Mortgage Loan Trust
0.707% due 10/25/2036 •	2,442	2,300

Catamaran CLO Ltd.
1.359% due 04/22/2030 •	24,375	24,277

CIT Mortgage Loan Trust
1.957% due 10/25/2037 •	3,500	3,511

Citigroup Mortgage Loan Trust
0.657% due 01/25/2037	9,819	5,280
0.977% due 03/25/2036 •	1,339	1,293

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.597% due 07/25/2037 ^•	$858	$844
0.677% due 09/25/2047 ^•	395	383
0.687% due 05/25/2037	2,773	2,667
0.937% due 03/25/2036 •	1,232	1,207

Countrywide Asset-Backed Certificates Trust, Inc.
1.197% due 08/25/2047 •	2,721	2,658

Credit-Based Asset Servicing & Securitization Trust
0.607% due 11/25/2036 •	1,213	694

Crestline Denali CLO Ltd.
1.284% due 04/20/2030 •	15,500	15,484

ECAF Ltd.
3.473% due 06/15/2040	259	216
4.947% due 06/15/2040	5,524	4,586

Ellington Loan Acquisition Trust
1.557% due 05/25/2037 •	4,098	4,056

Fremont Home Loan Trust
0.607% due 01/25/2037 •	1,555	857
0.797% due 02/25/2037 •	1,891	827

GSAA Home Equity Trust
0.757% due 07/25/2036 •	50,622	15,933
0.777% due 05/25/2036 •	33,508	10,380
0.967% due 01/25/2036 •	11,018	10,206
3.040% due 03/25/2036 ~	1,278	667

GSAMP Trust
0.597% due 09/25/2036 •	75,006	33,743
0.617% due 01/25/2037 •	3,072	2,191
0.627% due 01/25/2037 •	9,329	9,158

Home Equity Loan Trust
0.797% due 04/25/2037 •	3,100	2,860

Home Equity Mortgage Loan Asset-Backed Trust
1.207% due 10/25/2035 •	4,235	4,210

JP Morgan Mortgage Acquisition Trust
0.907% due 07/25/2036 •	8,826	8,483
6.080% due 08/25/2036 þ	1,404	1,054

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	3,556	3,119

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	9,794	9,015

LCCM Trust
1.597% due 12/13/2038 •	8,600	8,526

Lehman XS Trust
0.817% due 06/25/2036 •	157	158

Long Beach Mortgage Loan Trust
0.777% due 09/25/2036 •	13,971	5,090
0.817% due 03/25/2046 •	5,274	4,639
0.937% due 09/25/2036 •	4,419	1,624

MAPS Ltd.
4.212% due 05/15/2043	4,488	4,204

MASTR Asset-Backed Securities Trust
0.937% due 03/25/2036 •	2,575	1,975
1.177% due 12/25/2034 •	8,677	8,431
1.207% due 10/25/2035 ^•	1,186	1,184

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	45

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
0.717% due 03/25/2037		$7,802	$7,250
0.907% due 02/25/2047 •		5,498	3,771
1.207% due 09/25/2035 •		916	897
4.270% due 02/25/2037 ^þ		10,876	1,942

METAL LLC
4.581% due 10/15/2042		8,178	6,802

Morgan Stanley ABS Capital, Inc. Trust
0.597% due 10/25/2036 •		1,045	578
0.607% due 11/25/2036 •		1,548	1,087
0.607% due 12/25/2036 •		749	469
0.607% due 02/25/2037 •		4,028	2,268
0.637% due 02/25/2037 •		11,807	4,705
0.657% due 02/25/2037 •		528	299
0.677% due 10/25/2036 •		1,142	637
0.687% due 02/25/2037 •		4,499	1,802
0.707% due 08/25/2036		6,347	3,850
1.077% due 12/25/2035 •		457	448
1.707% due 07/25/2037 •		2,100	2,037

Morgan Stanley Home Equity Loan Trust
0.557% due 04/25/2037 •		237	148
0.807% due 04/25/2037 •		1,131	721

New Century Home Equity Loan Trust
0.617% due 08/25/2036 •		8,459	8,276
1.162% due 02/25/2036 •		6,100	5,391

NovaStar Mortgage Funding Trust
0.607% due 03/25/2037 •		1,150	514
0.667% due 01/25/2037 •		4,603	1,940
0.957% due 10/25/2036		1,163	837

Option One Mortgage Loan Trust
0.597% due 01/25/2037 •		4,258	2,996

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	2,100	2,321

Palmer Square Loan Funding Ltd.
1.054% due 07/20/2029 •		$27,617	27,548

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.192% due 08/25/2035 •		4,855	4,836

RBSSP Resecuritization Trust
0.347% due 11/26/2036 •		487	482

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ		11,143	6,119

Residential Asset Mortgage Products Trust
0.917% due 12/25/2035 •		8,106	7,356

S-Jets Ltd.
3.967% due 08/15/2042		8,997	7,644

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		6,434	5,528

Securitized Asset-Backed Receivables LLC Trust
0.957% due 03/25/2036 •		1,322	990

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance Trust
0.727% due 04/25/2037 •		$935	$739
0.757% due 06/25/2037		525	357
4.054% due 02/25/2037 ^þ		1,558	729

Sprite Ltd.
4.250% due 12/15/2037		36	36

START Ireland
4.089% due 03/15/2044		2,457	2,278

Structured Asset Investment Loan Trust
0.607% due 09/25/2036 •		283	278
0.777% due 05/25/2036		81	81

Structured Asset Securities Corp. Mortgage Loan Trust
0.957% due 11/25/2037 •		8,000	7,569

Sunnova Helios Issuer LLC
2.790% due 02/22/2049		4,914	4,715

Thunderbolt Aircraft Lease Ltd.
4.212% due 05/17/2032 þ		2,097	1,873

Towd Point Mortgage Trust
1.457% due 05/25/2058 •		1,420	1,422
2.750% due 06/25/2057 ~		5,603	5,568

Venture CLO Ltd.
1.384% due 04/20/2032 •		4,000	3,979

Vertical Bridge Holdings LLC
2.636% due 09/15/2050		17,600	16,725

Vibrant CLO Ltd.
1.240% due 07/20/2032 •		3,100	3,075

Voya CLO Ltd.
1.241% due 10/15/2030 •		3,700	3,658

Total Asset-Backed Securities (Cost $557,698)			532,025

SOVEREIGN ISSUES 3.2%

Abu Dhabi Government International Bond
3.125% due 04/16/2030		12,600	12,900

Argentina Government International Bond
1.000% due 07/09/2029		233	80
1.125% due 07/09/2046 þ		1,610	509
2.500% due 07/09/2041 þ		9,535	3,385
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	5,650	29

Australia Government International Bond
1.000% due 11/21/2031	AUD	43,650	27,656

Canada Government International Bond
1.500% due 12/01/2031	CAD	72,800	53,754

Canada Housing Trust
1.950% due 12/15/2025		59,800	46,672

Export-Import Bank of India
3.250% due 01/15/2030		$6,000	5,694

Italy Government International Bond
6.875% due 09/27/2023		8,500	9,020

46	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kuwait International Government Bond
3.500% due 03/20/2027		$24,700	$25,752

Mexico Government International Bond
3.771% due 05/24/2061		3,350	2,718

Peru Government International Bond
5.350% due 08/12/2040	PEN	17,300	3,887
5.400% due 08/12/2034		24,500	5,857
5.940% due 02/12/2029		66,343	17,514
6.350% due 08/12/2028		182,600	49,557
6.950% due 08/12/2031		8,200	2,291
8.200% due 08/12/2026		344,800	101,416

Qatar Government International Bond
3.750% due 04/16/2030		$15,000	15,863
3.875% due 04/23/2023		19,100	19,458
4.400% due 04/16/2050		5,300	5,971

Romania Government International Bond
1.750% due 07/13/2030	EUR	5,700	5,352
2.125% due 03/07/2028		5,000	5,223
2.875% due 04/13/2042		2,300	1,958
3.750% due 02/07/2034		500	517

Russia Government International Bond
5.625% due 04/04/2042		$8,400	2,898
5.875% due 09/16/2043		1,200	425
7.500% due 03/31/2030 þ		117	45

Saudi Government International Bond
2.250% due 02/02/2033		14,100	13,004
2.875% due 03/04/2023		4,200	4,234
4.000% due 04/17/2025		6,500	6,753

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	859,000	64,156

Ukraine Government International Bond
7.750% due 09/01/2022		$6,300	3,906

Total Sovereign Issues (Cost $567,348)			518,454

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex SAB de CV (d)		441,790	1

Urbi Desarrollos Urbanos SAB de CV (d)		7,056	2

			3

INDUSTRIALS 0.0%

Westmoreland Mining Holdings «(d)(i)		48,126	0

	SHARES	MARKET VALUE (000S)
MATERIALS 0.0%

Petra Diamonds Ltd. (d)	1,042,150	$1,588

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(d)	889,838	89

Total Common Stocks (Cost $14,176)		1,680

WARRANTS 0.0%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «	4,263	0

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024	11,865	2

Total Warrants (Cost $591)		2

CONVERTIBLE PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

Wells Fargo & Co.
7.500%	7,750	10,269

Total Convertible Preferred Securities (Cost $5,523)		10,269

PREFERRED SECURITIES 6.5%

ENERGY 0.2%

Energy Transfer LP
7.600% (US0003M + 5.161%) due 05/15/2024 ~(g)	1,367,000	33,847

FINANCIALS 4.8%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(g)	30,000	3,180

American AgCredit Corp.
5.250% due 06/15/2026 •(g)	14,000,000	13,860

Banco Bilbao Vizcaya Argentaria SA
6.000% due 01/15/2026 •(g)(h)	4,600,000	5,331

Bank of America Corp.
5.125% due 06/20/2024 •(g)	14,100,000	14,215
5.875% due 03/15/2028 •(g)	61,384,000	62,062
6.250% due 09/05/2024 •(g)	5,200,000	5,388

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(g)	8,000,000	8,380

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	47

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	SHARES	MARKET VALUE (000S)

CaixaBank SA
5.250% due 03/23/2026 •(g)(h)	4,600,000	$5,075

Capital Farm Credit ACA
5.000% due 03/15/2026 •(g)	35,500,000	35,145

Charles Schwab Corp.
4.000% due 12/01/2030 •(g)	44,000,000	39,572
5.000% due 12/01/2027 •(g)	7,950,000	7,688
5.375% due 06/01/2025 •(g)	16,400,000	16,974

Citigroup, Inc.
3.875% due 02/18/2026 •(g)	33,200,000	31,374
4.000% due 12/10/2025 •(g)	10,000,000	9,625
4.150% due 11/15/2026 •(g)	6,700,000	6,294
4.700% due 01/30/2025 •(g)	14,000,000	13,440
5.000% due 09/12/2024 •(g)	49,800,000	49,427
6.300% due 05/15/2024 •(g)	11,800,000	11,891

Citizens Financial Group, Inc.
4.000% due 10/06/2026 •(g)	16,000,000	14,720
5.650% due 10/06/2025 •(g)	18,950,000	19,756

CoBank ACB
4.250% due 01/01/2027 •(g)	7,900,000	7,446
6.200% (US0003M + 3.744%) due 01/01/2025 ~(g)	106,000	11,183
6.250% (US0003M + 4.557%) due 10/01/2022 ~(g)	25,000	2,541
6.250% due 10/01/2026 •(g)	9,300,000	9,695

Discover Financial Services
6.125% due 06/23/2025 •(g)	17,000,000	17,734

Encina Private Credit LLC «	3,793	0

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(g)	3,000,000	3,180

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(g)	9,000,000	8,258

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(g)	30,000,000	28,125
3.769% (US0003M + 3.470%) due 07/30/2022 ~(g)	19,409,000	19,409
4.000% due 04/01/2025 •(g)	52,600,000	49,733
4.600% due 02/01/2025 •(g)	10,000,000	9,663
4.625% due 06/01/2026 (g)	327,000	7,197
5.000% due 08/01/2024 •(g)	52,120,000	51,979
5.150% due 05/01/2023 •(g)	9,506,000	9,565
6.100% due 10/01/2024 •(g)	2,600,000	2,667

MetLife Capital Trust IV
7.875% due 12/15/2067	2,000,000	2,390

Morgan Stanley
5.300% due 12/15/2025 •(g)(k)	10,280,000	10,100
5.875% due 09/15/2026 •(g)	9,700,000	10,274

Nationwide Building Society
10.250% ~	156,400	35,338

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(g)	7,900,000	7,134

	SHARES	MARKET VALUE (000S)

SBL Holdings, Inc.
7.000% due 05/13/2025 •(g)	3,550,000	$3,288

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	14,969,500	19,369

SVB Financial Group
4.250% due 11/15/2026 •(g)	10,000,000	9,269

Truist Financial Corp.
5.100% due 03/01/2030 •(g)	8,600,000	8,763

U.S. Bancorp
5.300% due 04/15/2027 •(g)	5,500,000	5,437

Wells Fargo & Co.
3.900% due 03/15/2026 •(g)	27,500,000	26,377
4.250% due 09/15/2026 (g)	678,800	14,044

		763,555

INDUSTRIALS 0.4%

Energy Transfer LP
6.500% due 11/15/2026 •(g)	12,500,000	12,316
6.750% due 05/15/2025 •(g)	16,500,000	16,108

General Electric Co.
4.156% (US0003M + 3.330%) due 06/15/2022 ~(g)	33,400,000	32,148

Land O’ Lakes, Inc.
7.000% due 09/18/2028 (g)	4,600,000	4,851

		65,423

UTILITIES 1.1%

AT&T Mobility LLC
7.000% due 10/20/2022 «(g)(i)	6,388,322	166,421

Dominion Energy, Inc.
4.650% due 12/15/2024 •(g)	5,100,000	5,074

Edison International
5.000% due 12/15/2026 •(g)	4,500,000	4,234

Sempra Energy
4.875% due 10/15/2025 •(g)	7,300,000	7,355

		183,084

Total Preferred Securities (Cost $1,067,829)		1,045,909

REAL ESTATE INVESTMENT TRUSTS 0.1%

REAL ESTATE 0.1%

Welltower, Inc.	74,398	7,153

Total Real Estate Investment Trusts (Cost $4,200)		7,153

48	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (j) 0.0%

		$7,985

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.459% due 06/21/2022 (e)(f)(o)	$1,897	1,895

Total Short-Term Instruments (Cost $9,880)		9,880

Total Investments in Securities (Cost $20,305,982)		19,313,048

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	10,404	$101

Total Short-Term Instruments (Cost $101)		101

Total Investments in Affiliates (Cost $101)		101

Total Investments 120.7% (Cost $20,306,083)		$19,313,149

Financial Derivative Instruments (l)(n) (0.1)% (Cost or Premiums, net $177,907)		(23,372)

Other Assets and Liabilities, net (20.6)%		(3,293,578)

Net Assets 100.0%		$15,996,199

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	49

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$172,791	$166,421	1.04%
Citigroup, Inc. 2.561% due 05/01/2032	04/27/2021	4,500	4,067	0.02
Citigroup, Inc. 3.785% due 03/17/2033	03/10/2022	9,700	9,627	0.06
Deutsche Bank AG 0.898% due 05/28/2024	05/25/2021	9,500	9,052	0.06
Deutsche Bank AG 1.447% due 04/01/2025	03/30/2021	4,500	4,301	0.03
Deutsche Bank AG 2.129% due 11/24/2026	11/17/2020	30,800	28,587	0.18
Deutsche Bank AG 3.035% due 05/28/2032	06/21/2021	9,471	8,417	0.05
Flourish Century 6.600% due 02/04/2049	08/25/2021	4,432	1,056	0.01
Morgan Stanley 0.000% due 04/02/2032	02/11/2020	13,656	11,695	0.07
Oracle Corp. 2.875% due 03/25/2031	03/22/2021	6,890	6,302	0.04
Oracle Corp. 4.100% due 03/25/2061	03/24/2021 - 07/08/2021	18,083	14,210	0.09
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	6,000	7,019	0.04
Westmoreland Mining Holdings	12/08/2014	1,406	0	0.00

		$291,729	$270,754	1.69%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$7,985	U.S. Treasury Bills 0.000% due 08/04/2022	$(8,145)	$7,985	$7,985

Total Repurchase Agreements						$(8,145)	$7,985	$7,985

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	0.800%	03/14/2022	06/14/2022			$(99,621)	$(99,661)
BPS	(1.800)	03/29/2022	TBD	(3)	EUR	(1,324)	(1,464)
BRC	(2.250)	07/02/2021	TBD	(3)		$(521)	(520)
	(2.250)	08/16/2021	TBD	(3)		(6,093)	(6,064)
	0.820	03/17/2022	06/17/2022			(291,012)	(291,111)
IND	0.810	03/15/2022	06/15/2022			(199,326)	(199,403)
JML	(2.500)	03/25/2022	04/13/2022			(261)	(260)
	(1.000)	03/21/2022	04/12/2022			(389)	(389)
	0.150	03/21/2022	04/12/2022			(1,320)	(1,320)
	0.180	03/18/2022	04/22/2022			(2,513)	(2,513)

Total Reverse Repurchase Agreements							$(602,705)

50	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BCY	0.160%	03/30/2022	04/05/2022	$(2,905)	$(2,905)
	0.160	03/31/2022	04/05/2022	(101,398)	(101,399)
	0.250	03/25/2022	04/18/2022	(694)	(694)
BOS	0.200	03/31/2022	04/01/2022	(141,396)	(141,396)
BPG	0.340	03/23/2022	04/08/2022	(4,350)	(4,351)
	0.340	03/24/2022	04/05/2022	(412)	(412)
	0.340	03/25/2022	04/05/2022	(390)	(390)
	0.340	03/25/2022	04/06/2022	(390)	(390)
	0.340	03/28/2022	04/07/2022	(3,020)	(3,020)
	0.340	03/31/2022	04/07/2022	(1,471)	(1,471)
MSC	0.340	03/17/2022	04/05/2022	(2,159)	(2,159)
	0.340	03/23/2022	04/05/2022	(2,320)	(2,320)
	0.340	03/24/2022	04/05/2022	(5,404)	(5,405)
	0.340	03/25/2022	04/05/2022	(20,489)	(20,491)
	0.340	03/28/2022	04/05/2022	(2,379)	(2,379)
	0.340	03/28/2022	04/07/2022	(3,477)	(3,477)
	0.340	03/31/2022	04/05/2022	(3,530)	(3,530)
TDL	0.250	03/31/2022	04/05/2022	(54,155)	(54,156)
	0.310	03/31/2022	04/01/2022	(4,883)	(4,883)
UBS	0.160	01/14/2022	04/18/2022	(444,012)	(444,165)
	0.160	01/18/2022	04/18/2022	(78,099)	(78,124)
	0.160	01/19/2022	04/18/2022	(25,293)	(25,301)
	0.160	01/21/2022	04/18/2022	(4,380)	(4,381)
	0.160	01/27/2022	04/18/2022	(347)	(347)
	0.160	01/31/2022	04/18/2022	(3,241)	(3,242)
	0.160	02/02/2022	04/18/2022	(26,343)	(26,350)
	0.160	02/04/2022	04/18/2022	(13,636)	(13,640)
	0.160	02/08/2022	04/18/2022	(4,336)	(4,337)
	0.160	02/09/2022	04/18/2022	(7,339)	(7,340)
	0.160	02/10/2022	04/18/2022	(1,755)	(1,755)
	0.160	02/11/2022	04/18/2022	(7,619)	(7,621)
	0.160	02/16/2022	04/18/2022	(2,300)	(2,301)
	0.160	03/01/2022	04/18/2022	(649)	(649)
	0.160	03/02/2022	04/18/2022	(1,946)	(1,947)
	0.160	03/11/2022	04/18/2022	(777)	(777)
	0.160	03/15/2022	04/18/2022	(1,769)	(1,769)
	0.160	03/16/2022	04/18/2022	(20,435)	(20,436)
	0.160	03/17/2022	04/18/2022	(55,790)	(55,793)
	0.160	03/22/2022	04/18/2022	(1,940)	(1,940)
	0.160	03/23/2022	04/18/2022	(116,011)	(116,015)
	0.160	03/24/2022	04/18/2022	(19,824)	(19,825)
	0.160	03/25/2022	04/18/2022	(78,982)	(78,984)
	0.160	03/28/2022	04/18/2022	(41,078)	(41,079)
	0.160	03/30/2022	04/18/2022	(507)	(507)
	0.160	04/01/2022	04/18/2022	(406)	(406)
	0.220	01/28/2022	04/28/2022	(47,766)	(47,785)
	0.220	02/28/2022	04/08/2022	(118)	(118)
	0.220	03/01/2022	04/08/2022	(18,172)	(18,176)
	0.220	03/02/2022	04/08/2022	(35,888)	(35,894)
	0.220	03/03/2022	04/08/2022	(80,058)	(80,072)
	0.220	03/04/2022	04/28/2022	(59,164)	(59,174)
	0.220	03/10/2022	04/08/2022	(8,268)	(8,269)
	0.220	03/14/2022	04/08/2022	(2,447)	(2,448)
	0.220	03/16/2022	04/08/2022	(8,284)	(8,285)
	0.220	03/17/2022	04/08/2022	(10,806)	(10,807)
	0.220	03/21/2022	04/08/2022	(4,943)	(4,943)
	0.220	03/23/2022	04/08/2022	(24,362)	(24,364)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	51

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
	0.220%	03/24/2022	04/08/2022	$(7,868)	$(7,868)
	0.220	03/25/2022	04/08/2022	(104,683)	(104,688)
	0.220	03/28/2022	04/08/2022	(13,726)	(13,726)
	0.220	03/30/2022	04/08/2022	(30,201)	(30,202)
	0.220	03/31/2022	04/08/2022	(5,570)	(5,570)
	0.320	03/11/2022	04/12/2022	(820,821)	(820,975)
	0.320	03/15/2022	04/12/2022	(2,211)	(2,211)
	0.320	03/17/2022	04/12/2022	(9,824)	(9,825)
	0.320	03/22/2022	04/12/2022	(1,305)	(1,305)
	0.320	03/23/2022	04/12/2022	(3,094)	(3,094)
	0.320	03/24/2022	04/12/2022	(9,612)	(9,613)
	0.320	03/25/2022	04/12/2022	(73,685)	(73,689)
	0.320	03/28/2022	04/12/2022	(2,622)	(2,622)
	0.320	03/30/2022	04/12/2022	(3,547)	(3,547)
	0.340	03/28/2022	04/25/2022	(204,941)	(204,948)
	0.340	03/30/2022	04/25/2022	(1,622)	(1,622)
	0.340	03/31/2022	04/25/2022	(960)	(960)

Total Sale-Buyback Transactions					$(2,911,059)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.5)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2052	$87,000	$(82,817)	$(80,771)

Total Short Sales (0.5)%				$(82,817)	$(80,771)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(99,661)	$0	$(99,661)	$103,799	$4,138
BPS	0	(1,464)	0	(1,464)	1,456	(8)
BRC	0	(297,695)	0	(297,695)	327,160	29,465
FICC	7,985	0	0	7,985	(8,145)	(160)
IND	0	(199,403)	0	(199,403)	211,353	11,950
JML	0	(4,482)	0	(4,482)	4,899	417
NOM	0	0	0	0	(8)	(8)

Master Securities Forward Transaction Agreement
BCY	0	0	(104,998)	(104,998)	105,089	91
BOS	0	0	(141,396)	(141,396)	140,901	(495)
BPG	0	0	(10,034)	(10,034)	10,080	46
MSC	0	0	(39,761)	(39,761)	39,882	121
TDL	0	0	(59,039)	(59,039)	59,061	22
UBS	0	0	(2,555,831)	(2,555,831)	2,551,619	(4,212)

Total Borrowings and Other Financing Transactions	$7,985	$(602,705)	$(2,911,059)

52	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(4,093)	$(590,175)	$(8,048)	$(602,316)
Preferred Securities	0	(389)	0	0	(389)

Total	$0	$(4,482)	$(590,175)	$(8,048)	$(602,705)

Sale-Buyback Transactions
U.S. Treasury Obligations	(146,279)	(2,764,780)	0	0	(2,911,059)

Total	$(146,279)	$(2,764,780)	$0	$0	$(2,911,059)

Total Borrowings	$(146,279)	$(2,769,262)	$(590,175)	$(8,048)	$(3,513,764)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(3,513,764)

(k)	Securities with an aggregate market value of $3,555,302 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(2,220,569) at a weighted average interest rate of 0.055%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(249) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 134.500 on Euro-Bobl Bond May 2022 Futures (1)	04/2022	638	$(4)	$237	$0	$0
Euro-Bund 10-Year Bond June Futures	06/2022	30	(5,266)	169	7	(50)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures (1)	04/2022	638	(1,916)	(1,618)	508	(247)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	336	(59,514)	(1,555)	0	(357)

Total Futures Contracts				$(2,767)	$515	$(654)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	53

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Exelon Corp.	(1.000)%	Quarterly	06/20/2025	0.286%	$4,400	$(154)	$55	$(99)	$1	$0
Newell Brands, Inc.	(1.000)	Quarterly	06/20/2023	0.330	10,100	(116)	30	(86)	1	0
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	0.856	17,700	(80)	18	(62)	3	0

						$(350)	$103	$(247)	$5	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.922%		$6,100	$1,207	$(315)	$892	$2	$0
AES Corp.	5.000	Quarterly	06/20/2026	1.041		2,100	430	(96)	334	3	0
Airbus Finance BV	1.000	Quarterly	12/20/2025	0.568	EUR	2,800	64	(14)	50	0	(1)
American International Group, Inc.	1.000	Quarterly	12/20/2026	0.643		$3,900	83	(20)	63	6	0
Anadarko Petroleum Corp.	1.000	Quarterly	06/20/2022	0.579		11,700	(326)	341	15	0	(1)
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.650		4,300	71	(30)	41	0	(2)
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.743		40,700	686	(256)	430	0	(14)
Atlantia SPA	1.000	Quarterly	12/20/2025	1.125	EUR	5,800	(262)	235	(27)	0	(2)
Bank of America Corp.	1.000	Quarterly	12/20/2022	0.308		$24,600	178	(47)	131	2	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.073		36,650	499	(412)	87	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.081		22,400	395	(238)	157	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.118		19,400	413	(198)	215	0	(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	03/20/2024	0.150		10,000	264	(95)	169	0	(1)
Boeing Co.	1.000	Quarterly	06/20/2022	0.558		2,000	6	(3)	3	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.637		18,400	(1)	55	54	0	(1)
Boeing Co.	1.000	Quarterly	06/20/2023	0.822		25,900	96	(32)	64	0	(2)
Boeing Co.	1.000	Quarterly	12/20/2023	0.955		5,800	38	(32)	6	0	(2)
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		3,100	(16)	(40)	(56)	0	(1)
BP Capital Markets PLC	1.000	Quarterly	12/20/2025	0.463	EUR	10,800	256	(15)	241	1	0
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.537		16,400	309	(74)	235	0	(19)
British Telecommunications PLC	1.000	Quarterly	12/20/2025	0.719		700	9	(1)	8	0	(2)
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.151		1,000	(10)	1	(9)	0	(3)
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.269		15,500	(48)	(220)	(268)	0	(55)
Devon Energy Corp.	1.000	Quarterly	12/20/2026	0.997		$2,800	(12)	13	1	0	(2)
DISH DBS Corp.	5.000	Quarterly	12/20/2022	1.837		8,500	534	(327)	207	3	0
DISH DBS Corp.	5.000	Quarterly	06/20/2023	2.175		400	27	(13)	14	0	0
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.243		7,600	85	(70)	15	0	(1)
Exelon Generation Co. LLC	1.000	Quarterly	12/20/2024	0.459		7,400	64	45	109	0	(5)
Expedia Group, Inc.	1.000	Quarterly	12/20/2026	0.802		2,200	17	3	20	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2022	0.991		6,600	246	(177)	69	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	1.235		3,200	254	(103)	151	1	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.429		2,000	181	(57)	124	0	(1)
Ford Motor Co.	5.000	Quarterly	12/20/2024	1.718		7,400	854	(213)	641	0	(1)

54	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	06/20/2022	0.950%		$1,100	$60	$(48)	$12	$0	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.575		2,400	231	(89)	142	1	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.363		9,100	109	(7)	102	0	(3)
General Electric Co.	1.000	Quarterly	06/20/2024	0.406		7,200	77	19	96	1	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.492		23,900	190	140	330	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2026	0.703		8,500	58	46	104	2	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		900	10	(1)	9	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638		13,700	2,619	(607)	2,012	8	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2022	0.366		6,100	62	(51)	11	0	0
Hess Corp.	1.000	Quarterly	06/20/2026	0.940		6,900	(53)	72	19	0	0
Hess Corp.	1.000	Quarterly	12/20/2026	1.049		4,800	(49)	40	(9)	0	(3)
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	0.235		4,200	561	(212)	349	1	0
JPMorgan Chase & Co.	1.000	Quarterly	12/20/2022	0.325		56,900	425	(128)	297	2	0
Lennar Corp.	5.000	Quarterly	12/20/2026	1.380		2,900	598	(135)	463	1	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.129		22,400	295	(244)	51	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.147		2,500	42	(26)	16	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2023	0.240		2,800	61	(24)	37	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.346		5,500	138	(40)	98	0	(2)
Morgan Stanley	1.000	Quarterly	06/20/2022	0.375		5,000	54	(45)	9	0	0
National Rural Utilities Cooperative Finance Corp.	1.000	Quarterly	12/20/2026	0.387		2,200	60	1	61	0	0
NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2026	0.469		9,800	223	(10)	213	0	(1)
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.356		19,500	487	(147)	340	0	(8)
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.016	EUR	34,500	(1,657)	1,655	(2)	28	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	1.365		29,700	(1,794)	1,481	(313)	0	(58)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.829		4,400	(419)	275	(144)	0	(8)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.999		11,000	(1,113)	626	(487)	0	(13)
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.243		$5,900	97	(63)	34	0	0
Simon Property Group LP	1.000	Quarterly	06/20/2022	0.211		6,900	59	(45)	14	0	0
Southwest Airlines Co.	1.000	Quarterly	12/20/2026	1.132		1,500	(5)	(3)	(8)	0	(1)
Stellantis NV	5.000	Quarterly	12/20/2026	1.378	EUR	4,100	959	(202)	757	1	0
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	0.968		7,000	85	(68)	17	0	(11)
Tesco PLC	1.000	Quarterly	12/20/2024	0.412		13,800	304	(54)	250	0	(7)
Tesco PLC	1.000	Quarterly	12/20/2027	0.830		12,700	30	107	137	5	0
Tesco PLC	1.000	Quarterly	06/20/2028	0.902		9,800	21	46	67	5	0
Valeo SA	1.000	Quarterly	06/20/2026	2.012		2,600	(46)	(70)	(116)	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2022	0.329		$1,800	28	(19)	9	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.716		2,500	57	(28)	29	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.785		6,200	149	(88)	61	0	(4)
Vodafone Group PLC	1.000	Quarterly	06/20/2023	0.188	EUR	11,200	248	(120)	128	0	0
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.295		3,600	96	(32)	64	1	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	1.304		8,900	61	(235)	(174)	0	(8)

							$10,009	$(738)	$9,271	$74	$(247)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	55

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$	1,128	$2	$(58)	$(56)	$0	$(1)
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025		276	26	(10)	16	0	0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		3,400	314	(94)	220	0	(2)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		700	35	5	40	0	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		1,569,100	35,994	(8,640)	27,354	0	(191)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		1,795,200	25,328	4,042	29,370	0	(102)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR	583,900	18,822	(7,063)	11,759	0	(55)
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026		103,900	3,195	(1,253)	1,942	0	(12)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026		517,800	15,001	(5,698)	9,303	0	(41)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		66,400	997	29	1,026	19	(5)

						$99,714	$(18,740)	$80,974	$19	$(409)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2025	GBP	16,000	$464	$(1,482)	$(1,018)	$0	$(21)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		44,900	(3,637)	(299)	(3,936)	0	(7)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		97,000	9,408	1,194	10,602	0	(408)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		29,900	6,404	60	6,464	0	(335)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028	JPY	4,724,400	(1,028)	829	(199)	0	(157)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		4,094,400	(1,450)	981	(469)	0	(185)
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		$1,335,600	44,330	37,879	82,209	21	(129)
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		79,100	3,568	(715)	2,853	0	(253)
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025	BRL	298,700	0	(277)	(277)	92	0
Pay	1-Year BRL-CDI	11.180	Maturity	01/02/2025		87,600	0	(67)	(67)	27	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		568,000	0	(57)	(57)	173	0
Pay	1-Year BRL-CDI	10.990	Maturity	01/04/2027		21,500	0	(15)	(15)	12	0
Pay	1-Year BRL-CDI	11.224	Maturity	01/04/2027		222,800	38	100	138	122	0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027		58,500	0	43	43	32	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		36,600	0	28	28	20	0
Pay	3-Month ZAR-JIBAR	5.025	Quarterly	12/04/2025	ZAR	1,714,800	285	(6,229)	(5,944)	576	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	12/17/2025		66,700	1	(265)	(264)	22	0
Pay	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026		172,100	0	(673)	(673)	56	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026		282,300	10	(1,122)	(1,112)	93	0
Pay	3-Month ZAR-JIBAR	5.680	Quarterly	06/08/2026		226,600	8	(595)	(587)	80	0
Pay	3-Month ZAR-JIBAR	5.723	Quarterly	06/08/2026		192,000	0	(476)	(476)	68	0
Pay	6-Month CLP-CHILIBOR	2.410	Semi-Annual	01/31/2025	CLP	803,900	42	(157)	(115)	6	0
Pay	6-Month CLP-CHILIBOR	5.830	Semi-Annual	01/31/2027		28,800,000	0	(631)	(631)	215	0
Pay	6-Month CLP-CHILIBOR	5.908	Semi-Annual	01/31/2027		26,000,000	0	(458)	(458)	195	0
Pay	6-Month CLP-CHILIBOR	5.640	Semi-Annual	02/01/2027		7,740,000	0	(250)	(250)	58	0
Pay	6-Month CLP-CHILIBOR	5.644	Semi-Annual	02/01/2027		13,370,000	0	(429)	(429)	101	0
Pay	6-Month CLP-CHILIBOR	5.670	Semi-Annual	02/01/2027		5,210,000	0	(160)	(160)	39	0
Pay	6-Month CLP-CHILIBOR	5.810	Semi-Annual	02/01/2027		5,210,000	0	(120)	(120)	39	0
Pay	6-Month CLP-CHILIBOR	5.517	Semi-Annual	02/02/2027		13,300,000	0	(521)	(521)	99	0
Pay	6-Month CLP-CHILIBOR	5.570	Semi-Annual	02/02/2027		10,500,000	0	(380)	(380)	79	0
Pay	6-Month CLP-CHILIBOR	5.970	Semi-Annual	02/10/2027		7,000,000	0	(101)	(101)	51	0
Pay	6-Month CLP-CHILIBOR	6.012	Semi-Annual	02/10/2027		36,400,000	0	(441)	(441)	264	0

56	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	6-Month EUR-EURIBOR	0.250%	Annual	09/21/2032	EUR	189,900	$16,905	$3,849	$20,754	$0	$(1,324)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		10,300	1,242	317	1,559	0	(103)
Pay	28-Day MXN-TIIE	5.125	Lunar	03/24/2023	MXN	2,569,900	0	(3,838)	(3,838)	51	0
Pay	28-Day MXN-TIIE	5.345	Lunar	06/13/2023		725,600	0	(1,291)	(1,291)	31	0
Pay	28-Day MXN-TIIE	5.400	Lunar	03/05/2026		1,036,800	17	(5,309)	(5,292)	154	0
Pay	UKRPI	3.530	Maturity	10/15/2031	GBP	38,600	2,980	(10,977)	(7,997)	0	(679)

							$79,587	$7,945	$87,532	$2,776	$(3,601)

Total Swap Agreements							$188,960	$(11,430)	$177,530	$2,874	$(4,257)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)			Market Value	Variation Margin Liability(8)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$515	$2,921	$3,436	$0	$(654)	$(4,340)	$(4,994)

(m)

Securities with an aggregate market value of $267,417 and cash of $26,063 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $47 and liability of $(83) for closed swap agreements is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	57

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty									Asset	Liability
BOA	04/2022			AUD	11,347	$		8,493	$2	$0
	04/2022		$		1,120		EUR	1,007	0	(6)
	04/2022				1,572		ZAR	23,316	20	0
	05/2022			CAD	78,728	$		61,840	0	(1,125)
	05/2022		$		8,495		AUD	11,347	0	(2)
	06/2022			HKD	2,745	$		351	1	0
	06/2022		$		19,715		MXN	412,919	781	0
	06/2022				45		PLN	197	1	0
	06/2022			ZAR	264,641	$		18,011	65	0
	07/2022			PEN	177,346			44,012	0	(3,710)
	11/2022		$		18,187		ZAR	276,667	256	0
	11/2022			ZAR	30,716	$		1,934	0	(113)
BPS	04/2022			BRL	193,365			37,804	0	(2,810)
	04/2022			DKK	81,555			12,681	552	0
	04/2022			EUR	39,655			43,703	0	(186)
	04/2022			JPY	78,900			688	39	0
	04/2022		$		3,276		AUD	4,503	93	0
	04/2022				40,813		BRL	193,365	0	(199)
	04/2022				1,024		EUR	923	0	(3)
	04/2022				3,045		GBP	2,303	0	(19)
	04/2022				47,595		NOK	410,219	0	(1,009)
	05/2022			CAD	154,730	$		121,297	2	(2,455)
	05/2022			INR	2,145,794			27,899	0	(177)
	05/2022		$		18,704		COP	73,621,500	692	0
	05/2022				3,947		IDR	56,604,096	0	(6)
	05/2022				3,808		MXN	79,311	158	0
	05/2022			ZAR	60,308	$		3,814	0	(291)
	06/2022			PLN	4,714			1,081	0	(33)
	07/2022			MXN	51,956			2,484	0	(88)
	08/2022			ZAR	245,242			15,360	0	(1,147)
	11/2022				95,508			5,950	0	(417)
BRC	04/2022		$		1,499		GBP	1,128	0	(17)
	11/2022			ZAR	40,871	$		2,547	0	(178)
BSH	05/2022		$		2,068		PEN	7,722	26	0
CBK	04/2022			BRL	3,074	$		608	0	(38)
	04/2022			DKK	26,265			4,078	172	0
	04/2022	«		RUB	6,810			61	0	(19)
	04/2022		$		649		BRL	3,074	0	(3)
	04/2022				16,762		MXN	363,744	1,481	0
	04/2022				1,575		PEN	5,875	19	0
	04/2022	«			70		RUB	5,390	0	(7)
	05/2022			PEN	40,031	$		10,399	0	(453)
	05/2022	«		RUB	4,787			41	0	(14)
	05/2022	«	$		96		RUB	7,529	0	(10)
	06/2022			MXN	887,277	$		41,857	0	(2,186)
	06/2022		$		3,091		MXN	64,799	126	0
	06/2022			ZAR	120,344	$		8,230	69	0
	07/2022			PEN	208,407			53,075	0	(3,033)
	09/2022				192,763			50,389	0	(1,249)
	11/2022				179,556			45,237	0	(2,576)
DUB	04/2022	«		RUB	52,438			462	0	(154)
	04/2022		$		5,725		DKK	38,804	46	0
	04/2022	«			123		RUB	9,526	0	(11)
	05/2022	«		RUB	44,943	$		375	0	(138)

58	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty									Asset	Liability
	05/2022		$		1,355		CAD	1,691	$0	$(2)
	05/2022	«			258			20,022	0	(30)
	06/2022				10,299		PLN	46,970	801	0
	07/2022			DKK	38,659	$		5,725	0	(44)
GLM	04/2022			BRL	212,900			42,849	0	(1,868)
	04/2022	«		RUB	12,589			108	0	(40)
	04/2022		$		44,936		BRL	212,900	0	(219)
	04/2022				17,415		CAD	21,749	0	(18)
	04/2022	«			387		RUB	29,618	0	(39)
	05/2022			BRL	54,146	$		11,352	70	0
	05/2022	«		RUB	25,776			218	0	(75)
	05/2022		$		39,082		BRL	195,152	1,580	0
	05/2022	«			241		RUB	18,665	0	(28)
	05/2022			ZAR	43,649	$		2,749	0	(222)
	06/2022			PLN	47,315			10,840	0	(341)
	06/2022		$		2,157		MXN	45,512	102	0
	06/2022			ZAR	41,156	$		2,686	0	(105)
	08/2022		$		704		COP	2,837,934	31	0
	11/2022			ZAR	37,660	$		2,346	0	(164)
HUS	04/2022			DKK	44,520			6,946	325	0
	04/2022			EUR	16,009			17,765	55	0
	04/2022			GBP	4,176			5,561	75	0
	04/2022		$		18,164		EUR	16,475	62	0
	04/2022				7,471		GBP	5,694	29	(20)
	04/2022	«			100		RUB	7,796	0	(8)
	04/2022			ZAR	23,316	$		1,598	6	0
	05/2022		$		2,535		CAD	3,223	42	0
	05/2022				4,817		EUR	4,336	0	(16)
JPM	04/2022			DKK	23,750	$		3,647	115	0
	04/2022	«		RUB	7,176			66	0	(18)
	05/2022			CNH	2,071			326	1	0
	05/2022			MXN	166,042			7,999	0	(306)
	05/2022	«		RUB	4,281			41	0	(8)
	05/2022		$		384		CNY	2,442	0	(1)
	05/2022				5,064		IDR	72,648,273	0	(7)
	05/2022				17,779		INR	1,373,435	192	0
	05/2022				20,746		MXN	432,033	807	0
	06/2022			PLN	78,674	$		18,027	0	(565)
MBC	04/2022			PEN	10,647			2,831	0	(60)
	04/2022		$		2,828		PEN	10,647	60	0
	05/2022			BRL	68,310	$		14,249	16	0
	05/2022			CNH	1,335			210	1	0
	05/2022		$		4,425		IDR	63,704,427	17	(6)
	05/2022				9,917		INR	767,877	130	0
MYI	04/2022			BRL	414,895	$		87,571	428	0
	04/2022		$		80,097		BRL	414,895	7,047	0
	04/2022				19,273		DKK	130,420	123	0
	04/2022				279,119		EUR	250,657	0	(1,830)
	04/2022				7,135		GBP	5,407	0	(32)
	05/2022			EUR	250,657	$		279,362	1,836	0
	05/2022		$		62,614		CAD	78,159	0	(104)
	05/2022				29,757		CLP	24,049,701	549	0
	05/2022				3,976		IDR	56,885,968	0	(17)
	05/2022	«			92		RUB	7,169	0	(11)
	05/2022				955		ZAR	14,502	32	0
	05/2022			ZAR	42,941	$		2,778	0	(145)
	07/2022			DKK	133,413			19,794	2	(117)
RBC	05/2022			CAD	3,256			2,539	0	(65)
	05/2022		$		1,401		CAD	1,784	26	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	59

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty									Asset	Liability
	05/2022		$		30,628		CHF	28,242	$0	$(15)
	06/2022			MXN	352,335	$		17,104	0	(385)
SCX	04/2022			EUR	252,046			283,462	4,636	0
	04/2022			GBP	161,165			216,302	4,587	0
	04/2022		$		2,858		PEN	10,647	33	0
	04/2022	«			99		RUB	7,557	0	(10)
	05/2022			CAD	908	$		721	0	(5)
	05/2022			CNH	1,332			209	0	0
	05/2022			GBP	150,809			198,524	452	0
	05/2022			INR	1,057,803			13,759	0	(81)
	05/2022		$		261		CNY	1,656	0	(1)
	05/2022				13,862		INR	1,074,754	201	0
	05/2022				8,882		ZAR	132,396	130	0
	06/2022				160		MXN	3,229	0	0
	06/2022				4,916		ZAR	73,568	73	0
	06/2022			ZAR	43,005	$		2,819	0	(98)
	08/2022		$		28,579		PEN	106,838	125	0
	08/2022				16,271		ZAR	245,242	236	0
	12/2022			PEN	26,092	$		6,232	0	(701)
SOG	05/2022	«	$		145		RUB	11,179	0	(18)
	06/2022				8,819		PLN	38,530	286	0
	06/2022				678		ZAR	10,593	41	0
TOR	04/2022				11,661		AUD	16,249	498	0
UAG	04/2022			AUD	9,405	$		7,067	29	0
	04/2022			BRL	5,556			1,099	0	(68)
	04/2022		$		1,173		BRL	5,556	0	(6)
	04/2022	«			238		RUB	18,569	0	(20)
	05/2022	«		RUB	9	$		0	0	0
	05/2022		$		7,069		AUD	9,405	0	(29)
	05/2022	«			195		RUB	15,232	0	(22)
	06/2022				405		MXN	8,387	12	0
	06/2022				10,063		PLN	43,783	284	0
	11/2022			ZAR	71,912	$		4,583	0	(210)

Total Forward Foreign Currency Contracts									$30,784	$(32,082)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	03/15/2023	39,720	$4,524	$12,294
JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	26,290	2,903	8,138

Total Purchased Options							$7,427	$20,432

60	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	05/18/2022	70,000	$(61)	$(36)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	29,900	(45)	(31)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	9,500	(44)	(9)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	07/20/2022	11,600	(121)	(76)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	45,600	(62)	(15)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	62,500	(167)	(78)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	72,300	(150)	(70)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	82,700	(131)	(64)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	55,800	(258)	(76)
BPS	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	12,500	(86)	(48)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	8,500	(82)	(37)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	19,500	(202)	(74)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	8,000	(82)	(27)
BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	6,600	(39)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	155,400	(199)	(23)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	51,200	(97)	(36)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	8,700	(46)	(9)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	60,600	(359)	(232)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	20,700	(25)	(23)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	30,300	(46)	(19)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	33,300	(43)	(41)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	43,300	(76)	(42)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	30,200	(137)	(41)
CBK	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	38,400	(53)	(43)
DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	28,900	(117)	(20)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	10,600	(58)	(22)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	64,900	(71)	(8)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	30,000	(49)	(16)
GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	11,900	(76)	(31)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	75,600	(83)	(14)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	41,400	(70)	(59)
JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	29,500	(45)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	36,200	(42)	(23)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	30,000	(46)	(21)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	8,000	(37)	(11)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	16,700	(165)	(73)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	10,300	(94)	(39)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	11,500	(114)	(38)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	60,000	(228)	(98)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	18,100	(55)	(34)
MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	7,000	(41)	(4)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	10,500	(43)	(7)
	Put - OTC CDX.HY-37 5-Year Index	Sell	104.000	04/20/2022	14,000	(102)	(27)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	29,500	(61)	(16)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	64,000	(91)	(26)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	8,500	(41)	(12)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	47,700	(75)	(15)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	31,000	(50)	(17)

						$(4,465)	$(1,789)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	61

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	04/07/2022	33,400	$(172)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	33,400	(172)	(536)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	119,170	(4,422)	(19,300)
BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	95,100	(413)	(30)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	95,100	(776)	(2,022)
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	31,400	(129)	(17)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	31,400	(129)	(277)
DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	33,300	(130)	(42)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	33,300	(130)	(307)
GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	69,600	(246)	(33)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	69,600	(272)	(580)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.410	04/04/2022	18,800	(183)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.860	04/04/2022	18,800	(183)	(511)
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	78,870	(2,853)	(12,774)

							$(10,210)	$(36,429)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	$ 98.391	05/05/2022	20,000	$(92)	$(16)
SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.438	06/06/2022	36,600	(200)	(430)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.438	06/06/2022	36,600	(177)	(129)
	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	7,900	(29)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	16,300	(62)	(362)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.344	04/06/2022	17,000	(64)	(494)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.484	04/06/2022	40,000	(152)	(1,219)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.500	04/06/2022	16,600	(67)	(508)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.531	04/06/2022	32,000	(124)	(990)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.047	05/05/2022	9,900	(46)	(175)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.539	05/05/2022	17,000	(80)	(366)

					$(1,093)	$(4,691)

Total Written Options					$(15,768)	$(42,909)

62	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2026	1.709%	$7,300	$(287)	$86	$0	$(201)
	Italy Government International Bond	1.000	Quarterly	06/20/2024	0.226	10,000	(209)	382	173	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574	10,600	(295)	439	144	0
	Russia Government International Bond	1.000	Quarterly	12/20/2026	38.355	12,600	(724)	(6,606)	0	(7,330)
BPS	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.815	8,900	121	(75)	46	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.829	5,500	(66)	84	18	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	23,650	(467)	737	270	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.169	1,900	(115)	115	0	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	1.672	6,600	(379)	327	0	(52)
BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.815	6,700	83	(48)	35	0
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	2.408	8,800	(264)	(50)	0	(314)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.197	500	(7)	12	5	0
	Italy Government International Bond	1.000	Quarterly	06/20/2024	0.226	9,800	(214)	383	169	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574	36,900	(896)	1,397	501	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.416	6,000	130	(2)	128	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.520	11,600	(87)	238	151	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.276	1,000	(38)	31	0	(7)
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.231	4,900	(85)	57	0	(28)
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.709	7,300	(289)	88	0	(201)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.934	1,100	(11)	13	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.143	3,100	12	(23)	0	(11)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574	8,200	(200)	311	111	0
DUB	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.344	4,200	(4)	92	88	0
FBF	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.312	5,500	(49)	169	120	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574	4,100	(100)	156	56	0
GLM	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.312	33,500	(375)	1,107	732	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	63

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	Brazil Government International Bond	1.000%	Quarterly	06/20/2024	1.035%	$400	$(13)	$13	$0	$0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.231	4,800	(75)	47	0	(28)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.197	1,200	(16)	28	12	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.263	4,200	(39)	78	39	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	3,600	(69)	110	41	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499	7,000	(58)	154	96	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009	2,600	(11)	11	0	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	0.810	6,000	(642)	658	16	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.169	12,200	(767)	766	0	(1)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.344	4,200	(5)	93	88	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.276	9,600	(386)	319	0	(67)
	Teva Pharmaceutical Finance Co. BV	1.000	Quarterly	06/20/2022	0.869	1,400	(79)	80	1	0
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	0.916	700	(24)	25	1	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.035	6,500	(190)	187	0	(3)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.197	700	(9)	16	7	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	17,900	(285)	489	204	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.400	6,650	(89)	179	90	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.169	3,700	(225)	225	0	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	1.672	5,000	(287)	248	0	(39)
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	45,050	(819)	1,333	514	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.784	3,800	(30)	64	34	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.243	11,300	155	36	191	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.304	5,800	80	29	109	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.169	10,000	(627)	626	0	(1)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2023	2.032	2,300	(141)	102	0	(39)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.344	5,600	(1)	118	117	0
	Southern Co.	1.000	Quarterly	12/20/2022	0.117	13,400	166	(76)	90	0
MYC	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	0.822	6,000	0	35	35	0
	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.217	11,800	230	20	250	0

64	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499%	$5,800	$(51)	$130	$79	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.691	600	(8)	15	7	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.909	9,700	27	15	42	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009	27,500	(93)	90	0	(3)
	Pioneer Natural Resources Co.	1.000	Quarterly	06/20/2025	0.366	6,600	(320)	453	133	0
	Post Holdings, Inc. «	1.900	Quarterly	12/20/2025	0.766	10,000	0	77	77	0
UAG	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.438	1,550	(103)	105	2	0

							$(9,619)	$6,318	$5,024	$(8,325)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BPS	CDX.HY-31 5-Year Index 25-35%	5.000%	Quarterly	12/20/2023	$3,800	$443	$(166)	$277	$0
CBK	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,600	580	(172)	408	0
GST	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	16,300	1,935	(749)	1,186	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,200	(35)	42	7	0
JPM	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	29,700	3,654	(1,492)	2,162	0
MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,000	594	(230)	364	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,200	(124)	149	25	0
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(80)	97	17	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	6,600	(8)	21	13	0
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(52)	63	11	0

						$6,907	$(2,437)	$4,470	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.730%	Maturity	08/26/2025	$5,500	$0	$792	$792	$0

Total Swap Agreements							$(2,712)	$4,673	$10,286	$(8,325)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	65

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1,126	$0	$1,109	$2,235	$(4,956)	$(455)	$(7,531)	$(12,942)	$(10,707)	$11,106	$399
BPS	1,536	12,294	611	14,441	(8,840)	(20,022)	(52)	(28,914)	(14,473)	15,121	648
BRC	0	0	989	989	(195)	(2,522)	(321)	(3,038)	(2,049)	3,107	1,058
BSH	26	0	0	26	0	0	0	0	26	0	26
CBK	1,867	0	521	2,388	(9,588)	(337)	(240)	(10,165)	(7,777)	5,736	(2,041)
DUB	847	0	88	935	(379)	(415)	0	(794)	141	(12)	129
FBF	0	0	176	176	0	0	0	0	176	(260)	(84)
GLM	1,783	0	732	2,515	(3,119)	(1,124)	0	(4,243)	(1,728)	2,065	337
GST	0	0	1,486	1,486	0	(104)	(96)	(200)	1,286	(1,310)	(24)
HUS	594	0	302	896	(44)	0	(42)	(86)	810	(580)	230
JPM	1,115	8,138	3,217	12,470	(905)	(13,131)	(40)	(14,076)	(1,606)	2,256	650
MBC	224	0	0	224	(66)	0	0	(66)	158	(310)	(152)
MYC	0	0	1,012	1,012	0	(124)	(3)	(127)	885	(2,635)	(1,750)
MYI	10,017	0	0	10,017	(2,256)	0	0	(2,256)	7,761	(7,550)	211
RBC	26	0	0	26	(465)	0	0	(465)	(439)	374	(65)
SAL	0	0	30	30	0	(4,675)	0	(4,675)	(4,645)	4,905	260
SCX	10,473	0	0	10,473	(896)	0	0	(896)	9,577	(6,390)	3,187
SOG	327	0	0	327	(18)	0	0	(18)	309	(310)	(1)
TOR	498	0	0	498	0	0	0	0	498	(380)	118
UAG	325	0	13	338	(355)	0	0	(355)	(17)	0	(17)

Total Over the Counter	$30,784	$20,432	$10,286	$61,502	$(32,082)	$(42,909)	$(8,325)	$(83,316)

(o)

Securities with an aggregate market value of $44,671 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

66	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$515	$515
Swap Agreements	0	98	0	0	2,823	2,921

	$0	$98	$0	$0	$3,338	$3,436

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30,784	$0	$30,784
Purchased Options	0	0	0	0	20,432	20,432
Swap Agreements	0	9,494	0	0	792	10,286

	$0	$9,494	$0	$30,784	$21,224	$61,502

	$0	$9,592	$0	$30,784	$24,562	$64,938

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$654	$654
Swap Agreements	0	677	0	0	3,663	4,340

	$0	$677	$0	$0	$4,317	$4,994

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32,082	$0	$32,082
Written Options	0	1,789	0	0	41,120	42,909
Swap Agreements	0	8,325	0	0	0	8,325

	$0	$10,114	$0	$32,082	$41,120	$83,316

	$0	$10,791	$0	$32,082	$45,437	$88,310

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$190	$190
Futures	0	0	0	0	(2,102)	(2,102)
Swap Agreements	0	50,219	0	0	(17,798)	32,421

	$0	$50,219	$0	$0	$(19,710)	$30,509

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,312	$0	$40,312
Purchased Options	0	0	0	0	(2,922)	(2,922)
Written Options	0	9,177	0	1,040	21,354	31,571
Swap Agreements	0	9,566	0	0	(152)	9,414

	$0	$18,743	$0	$41,352	$18,280	$78,375

	$0	$68,962	$0	$41,352	$(1,430)	$108,884

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	67

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	(860)	(860)
Swap Agreements	0	(22,654)	0	0	9,987	(12,667)

	$0	$(22,654)	$0	$0	$9,128	$(13,526)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,567)	$0	$(10,567)
Purchased Options	0	0	0	0	5,089	5,089
Written Options	0	500	0	(309)	(21,676)	(21,485)
Swap Agreements	0	(13,774)	0	0	547	(13,227)

	$0	$(13,274)	$0	$(10,876)	$(16,040)	$(40,190)

	$0	$(35,928)	$0	$(10,876)	$(6,912)	$(53,716)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$405,085	$63,168	$468,253
Corporate Bonds & Notes
Banking & Finance	27,064	5,234,234	8,075	5,269,373
Industrials	0	4,923,219	2,626	4,925,845
Utilities	0	1,387,407	0	1,387,407
Municipal Bonds & Notes
Florida	0	7,249	0	7,249
U.S. Government Agencies	0	180,965	2,066	183,031
U.S. Treasury Obligations	0	4,696,399	0	4,696,399
Non-Agency Mortgage-Backed Securities	0	249,419	700	250,119
Asset-Backed Securities	0	532,025	0	532,025
Sovereign Issues	0	518,454	0	518,454
Common Stocks
Consumer Discretionary	3	0	0	3
Materials	1,588	0	0	1,588
Real Estate	0	0	89	89
Warrants
Utilities	2	0	0	2
Convertible Preferred Securities
Financials	10,269	0	0	10,269
Preferred Securities
Energy	33,847	0	0	33,847
Financials	21,241	742,314	0	763,555
Industrials	0	65,423	0	65,423
Utilities	0	16,663	166,421	183,084
Real Estate Investment Trusts
Real Estate	7,153	0	0	7,153
Short-Term Instruments
Repurchase Agreements	0	7,985	0	7,985
U.S. Treasury Cash Management Bills	0	1,895	0	1,895
	$101,167	$18,968,736	$243,145	$19,313,048

68	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$101	$0	$0	$101
Total Investments	$101,268	$18,968,795	$243,145	$19,313,208

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(80,771)	$0	$(80,771)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	515	2,874	0	3,389
Over the counter	0	61,425	77	61,502
	$515	$64,299	$77	$64,891

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(297)	(4,614)	0	(4,911)
Over the counter	0	(82,636)	(680)	(83,316)
	$(297)	$(87,250)	$(680)	$(88,227)
Total Financial Derivative Instruments	$218	$(22,951)	$(603)	$(23,336)
Totals	$101,486	$18,865,014	$242,542	$19,209,042

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(2)
Investments in Securities, at Value
Loan Participations and Assignments	$59,225	$41,297	$(33,250)	$(121)	$92	$(2,400)	$0	$(1,675)	$63,168	$(1,170)
Corporate Bonds & Notes
Banking & Finance	7,291	4,360	0	72	0	(3,648)	0	0	8,075	(3,648)
Industrials	3,176	0	(438)	0	0	(112)	0	0	2,626	(65)
U.S. Government Agencies	2,078	0	(47)	8	17	10	0	0	2,066	10
Non-Agency Mortgage-Backed Securities	0	700	0	0	0	0	0	0	700	0
Common Stocks
Industrials	265	0	0	0	0	(265)	0	0	0	(265)
Real Estate	0	1,564	0	0	0	(1,475)	0	0	89	(1,475)
Warrants
Financials	0	560	0	0	0	(560)	0	0	0	0
Preferred Securities
Utilities	170,313	2,616	(1,308)	0	0	(5,200)	0	0	166,421	(5,200)

	$242,348	$51,097	$(35,043)	$(41)	$109	$(13,650)	$0	$(1,675)	$243,145	$(11,813)

Investments in Affiliates, at Value
Common Stocks
Financials	3,951	0	(4,198)	0	0	247	0	0	0	0

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$77	$0	$0	$77	$77

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$0	$0	$(680)	$0	$0	$(680)	$(680)

Totals	$246,299	$51,097	$(39,241)	$(41)	$109	$(14,006)	$0	$(1,675)	$242,542	$(12,416)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	69

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

March 31, 2022

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$27,824	Discounted Cash Flow	Discount Rate	4.058	—
	4,727	Third Party Vendor	Broker Quote	99.000-100.125	99.327
	30,617	Waterfall Recoverability	Recovery Value	100.000	—
Corporate Bonds & Notes
Banking & Finance	7,019	Discounted Cash Flow	Discount Rate	5.760	—
	1,056	Proxy Pricing	Base Price	23.461	—
Industrials	2,626	Discounted Cash Flow	Discount Rate	2.602	—
U.S. Government Agencies	2,066	Proxy Pricing	Base Price	61.800	—
Non-Agency Mortgage-Backed Securities	700	Proxy Pricing	Base Price	100.000	—
Common Stocks
Real Estate	89	Other Valuation Techniques(3)	—	—	—
Preferred Securities
Utilities	166,421	Discounted Cash Flow	Discount Rate	4.043	—
Financial Derivative Instruments - Assets
Over the counter	77	Indicative Market Quotation	Broker Quote	0.766	—
Financial Derivative Instruments - Liabilities
Over the counter	(680)	Other Valuation Techniques(3)	—	—	—

Total	$242,542

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

70	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO Investment Grade Credit Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2022	71

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

72	PIMCO INVESTMENT GRADE CREDIT BOND FUND

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Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	MARCH 31, 2022	73

Notes to Financial Statements (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the

74	PIMCO INVESTMENT GRADE CREDIT BOND FUND

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primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

ANNUAL REPORT	MARCH 31, 2022	75

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

76	PIMCO INVESTMENT GRADE CREDIT BOND FUND

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methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default

ANNUAL REPORT	MARCH 31, 2022	77

Notes to Financial Statements (Cont.)

rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting

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system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2022	79

Notes to Financial Statements (Cont.)

The Waterfall Recoverability model is based on liquidation or net asset value approaches. Typically this model would be used in distressed scenarios or when a business is worth more through the sale of individual assets than continuing as an operating business. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$298	$2,397,849	$(2,392,938)	$(5,108)	$0	$101	$4,850	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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An affiliate includes any company in which the Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at March 31, 2022 (amounts in thousands†, except number of shares).

Security Name	Market Value at 03/31/2021	Purchases at cost	Proceeds from Sale	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 03/31/2022	Dividend Income	Shares Held at 03/31/2022

Stearns Holdings LLC ‘B’*	$3,951	$0	$(2,633)	$0	$(1,229)	$89	$0	889,838

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Not affiliated at March 31, 2022

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Notes to Financial Statements (Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the

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interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying

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securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous

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Notes to Financial Statements (Cont.)

agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

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(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

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Notes to Financial Statements (Cont.)

Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Notes to Financial Statements (Cont.)

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

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March 31, 2022

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

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Notes to Financial Statements (Cont.)

standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront

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fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances

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Notes to Financial Statements (Cont.)

where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations.

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Notes to Financial Statements (Cont.)

Additionally, to the extent the Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect the Fund’s investments. Please see the Important Information section for additional discussion of the COVID-19 pandemic as well as the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment  in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties;

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March 31, 2022

reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and

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Notes to Financial Statements (Cont.)

transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

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Notes to Financial Statements (Cont.)

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

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March 31, 2022

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $47,594.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$519,887	$339,448

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	MARCH 31, 2022	101

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$14,753,958	$15,631,983	$3,632,226	$2,913,651

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	320,302	$3,423,038	533,149	$5,802,720

I-2	251,588	2,677,389	370,571	4,049,373

I-3	3,826	41,322	5,497	60,053

Administrative Class	13,425	145,802	5,750	62,959

Class A	20,204	216,283	57,938	636,059

Class C	978	10,540	5,684	62,078

Issued as reinvestment of distributions

Institutional Class	36,676	392,231	32,550	359,119

I-2	12,032	128,704	11,877	131,034

I-3	395	4,222	344	3,792

Administrative Class	302	3,242	401	4,419

Class A	4,600	49,194	4,222	46,551

Class C	612	6,551	740	8,169

Cost of shares redeemed

Institutional Class	(457,090)	(4,887,527)	(389,330)	(4,279,868)

I-2	(253,175)	(2,694,445)	(218,210)	(2,398,547)

I-3	(4,960)	(53,143)	(6,504)	(70,903)

Administrative Class	(19,380)	(210,353)	(6,673)	(73,365)

Class A	(49,635)	(528,191)	(58,966)	(648,752)

Class C	(8,108)	(86,927)	(18,017)	(199,364)

Net increase (decrease) resulting from Fund share transactions	(127,408)	$(1,362,068)	331,023	$3,555,527

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

102	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2022

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Investment Grade Credit Bond Fund	$16,245	$0	$(1,059,145)	$(15,552)	$0	$(55,034)	$0	$(1,113,486)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, passive foreign investment companies (PFICs), straddle loss deferrals, partnerships, interest accrued on defaulted securities, and return of capital distributions from Real Estate Investment Trusts (REITs).

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	MARCH 31, 2022	103

Notes to Financial Statements (Cont.)

March 31, 2022

As of March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Investment Grade Credit Bond Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Investment Grade Credit Bond Fund	$20,445,282	$276,975	$(1,336,870)	$(1,059,895)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, passive foreign investment companies (PFICs), straddle loss deferrals, partnerships, interest accrued on defaulted securities, and return of capital distributions from Real Estate Investment Trusts (REITs).

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Investment Grade Credit Bond Fund	$693,669	$115,987	$0	$620,881	$80,616	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

104	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Investment Grade Credit Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Investment Grade Credit Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2022, the related statements of operations and cash flows for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2022	105

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	JML	JP Morgan Securities Plc
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOS	BofA Securities, Inc.	MBC	HSBC Bank Plc
BPG	BNP Paribas Securities Corp.	MSC	Morgan Stanley & Co. LLC.
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	NOM	Nomura Securities International Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	SAL	Citigroup Global Markets, Inc.
FBF	Credit Suisse International	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	TDL	Toronto Dominion Bank London
GST	Gold man Sachs International	TOR	The Toronto-Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
IND	Crédit Agricole Corporate and Investment Bank S.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	HKD	Hong Kong Dollar
AUD	Australian Dollar	IDR	Indonesian Rupiah
BRL	Brazilian Real	INR	Indian Rupee
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	MXN	Mexican Peso
CLP	Chilean Peso	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
COP	Colombian Peso	RUB	Russian Ruble
DKK	Danish Krone	USD (or $)	United States Dollar
EUR	Euro	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	MUTKCALM	Tokyo Overnight Average Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	PRIME	Daily US Prime Rate
CDX.HY	Credit Derivatives Index - High Yield	SOFR	Secured Overnight Financing Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SOFRINDX	Secured Overnight Financing Rate Index
CMBX	Commercial Mortgage-Backed Index	SONIO	Sterling Overnight Interbank Average Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index
EUR003M	3 Month EUR Swap Rate	US0003M	ICE 3-Month USD LIBOR

106	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
CHILIBOR	Chile Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2022	107

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends
PIMCO Investment Grade Credit Bond Fund	0%	2.71%	$580,656	$32,208	$548,585

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Investment Grade Credit Bond Fund	.44%

108	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2022	109

Management of the Trust (Cont.)

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

110	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2022	111

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

112	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2022	113

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

114	PIMCO INVESTMENT GRADE CREDIT BOND FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report Cover.

PF3021AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

PIMCO Low Duration Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

2	PIMCO LOW DURATION FUND

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

ANNUAL REPORT	MARCH 31, 2022	3

Chairman’s Letter (Cont.)

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO LOW DURATION FUND

Important Information About the PIMCO Low Duration Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the PIMCO Low Duration Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C and Class C-2 shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C, Class C-2 and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class C-2 shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that

6	PIMCO LOW DURATION FUND

have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class C-2	Class R	Diversification Status

PIMCO Low Duration Fund	05/11/87	05/11/87	04/30/08	04/27/18	01/03/95	01/13/97	01/13/97	10/21/20	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies

ANNUAL REPORT	MARCH 31, 2022	7

Important Information About the PIMCO Low Duration Fund (Cont.)

relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

8	PIMCO LOW DURATION FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2022	9

PIMCO Low Duration Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	(3.60)%	1.19%	1.42%	4.97%
PIMCO Low Duration Fund I-2	(3.70)%	1.09%	1.32%	4.89%
PIMCO Low Duration Fund I-3	(3.75)%	1.04%	1.27%	4.82%
PIMCO Low Duration Fund Administrative Class	(3.84)%	0.93%	1.16%	4.71%
PIMCO Low Duration Fund Class A	(3.88)%	0.89%	1.09%	4.54%
PIMCO Low Duration Fund Class A (adjusted)	(6.04)%	0.43%	0.86%	4.45%
PIMCO Low Duration Fund Class C	(4.22)%	0.54%	0.77%	4.09%
PIMCO Low Duration Fund Class C (adjusted)	(5.17)%	0.54%	0.77%	4.09%
PIMCO Low Duration Fund Class C-2	(4.41)%	0.34%	0.57%	4.10%
PIMCO Low Duration Fund Class C-2 (adjusted)	(5.36)%	0.34%	0.57%	4.10%
PIMCO Low Duration Fund Class R	(4.17)%	0.59%	0.82%	4.27%
ICE BofAML 1-3 Year U.S. Treasury Index	(2.84)%	1.08%	0.86%	2.59%
Lipper Short Investment Grade Debt Funds Average	(2.58)%	1.47%	1.38%	4.15%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 1.00% CDSC on Class C shares and Class C-2 shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.46% for Institutional Class shares, 0.56% for I-2 shares, 0.66% for I-3 shares, 0.71% for Administrative Class shares, 0.75% for Class A shares, 1.10% for Class C shares, 1.30% for Class C-2 shares and 1.05% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO LOW DURATION FUND

Institutional Class - PTLDX	I-2 - PLDPX	I-3 - PTLNX	Administrative Class - PLDAX
Class A - PTLAX	Class C - PTLCX	Class C -2 -PLCCX	Class R - PLDRX

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	34.8%
Corporate Bonds & Notes	26.7%
U.S. Government Agencies	16.3%
Non-Agency Mortgage-Backed Securities	10.4%
Asset-Backed Securities	9.9%
Sovereign Issues	1.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Select holdings of securitized credit contributed to relative performance due to security selection within European residential mortgage-backed securities (“MBS”).

»	Underweight exposure to U.K. duration on the 7-year, 10-year and 30-year portions of the yield curve contributed to relative performance, as U.K. interest rates rose.

»	Holdings of agency MBS detracted from relative performance, as the asset class provided negative total return.

»	Overweight exposure to U.S. duration on the 5-year portion of the yield curve detracted from relative performance, as U.S. interest rates rose.
»	Holdings of government agency securities detracted from relative performance, as the asset class provided negative total return.

ANNUAL REPORT	MARCH 31, 2022	11

Expense Example PIMCO Low Duration Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$963.10	$2.25	$1,000.00	$1,022.64	$2.32	0.46%
I-2	1,000.00	962.60	2.74	1,000.00	1,022.14	2.82	0.56
I-3	1,000.00	962.40	2.98	1,000.00	1,021.89	3.07	0.61
Administrative Class	1,000.00	961.90	3.47	1,000.00	1,021.39	3.58	0.71
Class A	1,000.00	961.70	3.67	1,000.00	1,021.19	3.78	0.75
Class C	1,000.00	960.00	5.38	1,000.00	1,019.45	5.54	1.10
Class C-2	1,000.00	959.80	6.35	1,000.00	1,018.45	6.54	1.30
Class R	1,000.00	960.30	5.13	1,000.00	1,019.70	5.29	1.05

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO LOW DURATION FUND

Benchmark Description

Index*	Benchmark Description

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	13

Financial Highlights PIMCO Low Duration Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2022	$9.93	$0.07	$(0.42)	$(0.35)	$(0.05)	$0.00	$(0.03)	$(0.08)

03/31/2021	9.73	0.10	0.24	0.34	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.76	0.30	(0.02)	0.28	(0.28)	0.00	(0.03)	(0.31)

03/31/2019	9.80	0.26	(0.04)	0.22	(0.26)	0.00	0.00	(0.26)

03/31/2018	9.85	0.17	(0.06)	0.11	(0.13)	0.00	(0.03)	(0.16)

I-2

03/31/2022	9.93	0.06	(0.42)	(0.36)	(0.05)	0.00	(0.02)	(0.07)

03/31/2021	9.73	0.09	0.24	0.33	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.76	0.27	0.00	0.27	(0.27)	0.00	(0.03)	(0.30)

03/31/2019	9.80	0.26	(0.05)	0.21	(0.25)	0.00	0.00	(0.25)

03/31/2018	9.85	0.16	(0.06)	0.10	(0.12)	0.00	(0.03)	(0.15)

I-3

03/31/2022	9.93	0.06	(0.42)	(0.36)	(0.05)	0.00	(0.02)	(0.07)

03/31/2021	9.73	0.08	0.24	0.32	(0.12)	0.00	0.00	(0.12)

03/31/2020	9.76	0.28	(0.02)	0.26	(0.26)	0.00	(0.03)	(0.29)

04/27/2018 - 03/31/2019	9.76	0.29	(0.06)	0.23	(0.23)	0.00	0.00	(0.23)

Administrative Class

03/31/2022	9.93	0.05	(0.42)	(0.37)	(0.04)	0.00	(0.02)	(0.06)

03/31/2021	9.73	0.08	0.23	0.31	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.76	0.28	(0.03)	0.25	(0.25)	0.00	(0.03)	(0.28)

03/31/2019	9.80	0.24	(0.05)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)

Class A

03/31/2022	9.93	0.05	(0.42)	(0.37)	(0.04)	0.00	(0.02)	(0.06)

03/31/2021	9.73	0.07	0.24	0.31	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.76	0.27	(0.02)	0.25	(0.25)	0.00	(0.03)	(0.28)

03/31/2019	9.80	0.23	(0.04)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)

Class C

03/31/2022	9.93	0.01	(0.42)	(0.41)	(0.01)	0.00	(0.01)	(0.02)

03/31/2021	9.73	0.04	0.23	0.27	(0.07)	0.00	0.00	(0.07)

03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)

03/31/2019	9.80	0.20	(0.05)	0.15	(0.19)	0.00	0.00	(0.19)

03/31/2018	9.85	0.10	(0.05)	0.05	(0.07)	0.00	(0.03)	(0.10)

Class C-2

03/31/2022	9.93	(0.01)	(0.42)	(0.43)	(0.00)	0.00	(0.00)	(0.00)

10/21/2020 - 03/31/2021	9.93	(0.00)	0.01	0.01	(0.01)	0.00	0.00	(0.01)

14	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.50	(3.50)%	$5,661,777	0.46%		0.46%		0.46%		0.46%		0.76%		421%

9.93	3.49	5,058,709	0.46		0.46		0.46		0.46		0.99		486

9.73	2.86	4,727,361	0.87		0.87		0.46		0.46		3.04		269

9.76	2.24	5,438,980	0.71		0.71		0.46		0.46		2.72		573

9.80	1.11	6,141,399	0.46		0.46		0.46		0.46		1.70		558

9.50	(3.60)	2,160,225	0.56		0.56		0.56		0.56		0.66		421

9.93	3.39	2,030,455	0.56		0.56		0.56		0.56		0.90		486

9.73	2.77	1,994,991	0.97		0.97		0.56		0.56		2.76		269

9.76	2.13	932,258	0.81		0.81		0.56		0.56		2.69		573

9.80	1.01	638,153	0.56		0.56		0.56		0.56		1.60		558

9.50	(3.65)	67,416	0.61		0.66		0.61		0.66		0.61		421

9.93	3.34	48,024	0.61		0.66		0.61		0.66		0.86		486

9.73	2.72	26,189	1.02		1.07		0.61		0.66		2.84		269

9.76	2.36	7,060	0.86	*	0.91	*	0.61	*	0.66	*	3.19	*	573

9.50	(3.74)	28,891	0.71		0.71		0.71		0.71		0.50		421

9.93	3.23	41,296	0.71		0.71		0.71		0.71		0.76		486

9.73	2.61	47,007	1.12		1.12		0.71		0.71		2.83		269

9.76	1.98	74,637	0.96		0.96		0.71		0.71		2.45		573

9.80	0.86	96,887	0.71		0.71		0.71		0.71		1.45		558

9.50	(3.78)	858,919	0.75		0.75		0.75		0.75		0.46		421

9.93	3.19	1,080,190	0.75		0.75		0.75		0.75		0.70		486

9.73	2.58	923,295	1.16		1.16		0.75		0.75		2.74		269

9.76	1.94	1,001,235	1.00		1.00		0.75		0.75		2.41		573

9.80	0.77	1,290,133	0.80	(e)	0.80	(e)	0.80	(e)	0.80	(e)	1.37		558

9.50	(4.12)	49,234	1.10		1.10		1.10		1.10		0.10		421

9.93	2.83	71,439	1.10		1.10		1.10		1.10		0.40		486

9.73	2.21	142,962	1.51		1.51		1.10		1.10		2.47		269

9.76	1.59	209,792	1.35		1.35		1.10		1.10		2.06		573

9.80	0.46	275,531	1.10		1.10		1.10		1.10		1.07		558

9.50	(4.31)	491	1.30		1.30		1.30		1.30		(0.08)		421

9.93	0.07	329	1.30	*	1.30	*	1.30	*	1.30	*	(0.07	)*	486

ANNUAL REPORT	MARCH 31, 2022	15

Financial Highlights PIMCO Low Duration Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2022	$9.93	$0.02	$(0.42)	$(0.40)	$(0.02)	$0.00	$(0.01)	$(0.03)

03/31/2021	9.73	0.04	0.24	0.28	(0.08)	0.00	0.00	(0.08)

03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)

03/31/2019	9.80	0.21	(0.05)	0.16	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.85	0.11	(0.06)	0.05	(0.07)	0.00	(0.03)	(0.10)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective March 1, 2018, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

16	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.50	(4.07)%	$116,879	1.05%	1.05%	1.05%	1.05%	0.17%	421%

9.93	2.88	111,872	1.05	1.05	1.05	1.05	0.41	486

9.73	2.26	108,983	1.46	1.46	1.05	1.05	2.40	269

9.76	1.64	81,776	1.30	1.30	1.05	1.05	2.19	573

9.80	0.52	69,236	1.05	1.05	1.05	1.05	1.11	558

ANNUAL REPORT	MARCH 31, 2022	17

Statement of Assets and Liabilities PIMCO Low Duration Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$9,726,785
Investments in Affiliates	372,449

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,414
Over the counter	88,631
Cash	26
Deposits with counterparty	19,196
Foreign currency, at value	15,993
Receivable for investments sold	210
Receivable for TBA investments sold	1,441,720
Receivable for Fund shares sold	15,712
Interest and/or dividends receivable	21,241
Dividends receivable from Affiliates	446
Reimbursement receivable from PIMCO	3

Total Assets	11,704,826

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$474
Payable for short sales	422,105

Financial Derivative Instruments
Exchange-traded or centrally cleared	32,210
Over the counter	92,914
Payable for investments purchased	299,160
Payable for investments in Affiliates purchased	446
Payable for TBA investments purchased	1,838,757
Deposits from counterparty	40,588
Payable for Fund shares redeemed	29,779
Distributions payable	525
Accrued investment advisory fees	1,920
Accrued supervisory and administrative fees	1,851
Accrued distribution fees	44
Accrued servicing fees	221

Total Liabilities	2,760,994

Net Assets	$8,943,832

Net Assets Consist of:

Paid in capital	$9,614,698
Distributable earnings (accumulated loss)	(670,866)

Net Assets	$8,943,832

Cost of investments in securities	$9,830,504
Cost of investments in Affiliates	$368,220
Cost of foreign currency held	$16,041
Proceeds received on short sales	$423,055
Cost or premiums of financial derivative instruments, net	$3,069

* Includes repurchase agreements of:	$641

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2022

Net Assets:

Institutional Class	$5,661,777
I-2	2,160,225
I-3	67,416
Administrative Class	28,891
Class A	858,919
Class C	49,234
C-2	491
Class R	116,879

Shares Issued and Outstanding:

Institutional Class	596,263
I-2	227,502
I-3	7,100
Administrative Class	3,043
Class A	90,456
Class C	5,185
C-2	52
Class R	12,309

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.50
I-2	9.50
I-3	9.50
Administrative Class	9.50
Class A	9.50
Class C	9.50
C-2	9.50
Class R	9.50

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2022	19

Statement of Operations PIMCO Low Duration Fund

Year Ended March 31, 2022
(Amounts in thousands†)

Investment Income:

Interest	$97,920
Dividends from Investments in Affiliates	11,473
Total Income	109,393

Expenses:

Investment advisory fees	22,472
Supervisory and administrative fees	21,704
Distribution and/or servicing fees - Administrative Class	86
Distribution and/or servicing fees - Class A	2,461
Distribution and/or servicing fees - Class C	326
Distribution and/or servicing fees - C-2	3
Distribution and/or servicing fees - Class R	586
Trustee fees	48
Interest expense	100
Miscellaneous expense	1
Total Expenses	47,787
Waiver and/or Reimbursement by PIMCO	(29)
Net Expenses	47,758

Net Investment Income (Loss)	61,635

Net Realized Gain (Loss):

Investments in securities	(3,964)
Investments in Affiliates	(1,492)
Exchange-traded or centrally cleared financial derivative instruments	(189,868)
Over the counter financial derivative instruments	25,092
Foreign currency	(6,702)

Net Realized Gain (Loss)	(176,934)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(140,783)
Investments in Affiliates	(10,993)
Exchange-traded or centrally cleared financial derivative instruments	(20,352)
Over the counter financial derivative instruments	(49,046)
Foreign currency assets and liabilities	505

Net Change in Unrealized Appreciation (Depreciation)	(220,669)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(335,968)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO LOW DURATION FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Low Duration Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$61,635	$74,434
Net realized gain (loss)	(176,934)	172,141
Net change in unrealized appreciation (depreciation)	(220,669)	11,433

Net Increase (Decrease) in Net Assets Resulting from Operations	(335,968)	258,008

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(33,961)	(66,423)
I-2	(11,585)	(26,195)
I-3	(296)	(247)
Administrative Class	(146)	(516)
Class A	(3,919)	(10,991)
Class C	(88)	(935)
Class C-2	(0)	(0	)(a)
Class R	(226)	(848)

Tax basis return of capital
Institutional Class	(14,421)	0
I-2	(4,919)	0
I-3	(125)	0
Administrative Class	(62)	0
Class A	(1,664)	0
Class C	(38)	0
Class C-2	(0)	0
Class R	(96)	0

Total Distributions(b)	(71,546)	(106,155)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	909,032	319,673

Total Increase (Decrease) in Net Assets	501,518	471,526

Net Assets:

Beginning of year	8,442,314	7,970,788
End of year	$8,943,832	$8,442,314

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of Class C-2 was October 21, 2020.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	21

Schedule of Investments PIMCO Low Duration Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.7%

CORPORATE BONDS & NOTES 30.1%

BANKING & FINANCE 18.1%

AIB Group PLC
4.750% due 10/12/2023		$500	$509

American Express Co.
2.250% due 03/04/2025		15,200	14,941

American Tower Corp.
3.375% due 05/15/2024		500	502

Asian Development Bank
6.550% due 01/26/2025	ZAR	262,000	17,913

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023		$20,600	20,025

Banco Santander SA
3.496% due 03/24/2025		23,000	23,025

Bank of America Corp.
0.513% (EUR003M + 1.000%) due 09/22/2026 ~	EUR	14,100	15,687
0.810% due 10/24/2024 •		$4,600	4,453
1.486% due 05/19/2024 •		25,300	24,945
1.843% due 02/04/2025 •		46,500	45,486
2.881% due 04/24/2023 •		11,550	11,554

Bank of Nova Scotia
0.650% due 07/31/2024		8,300	7,901
2.440% due 03/11/2024		23,000	22,907

Barclays Bank PLC
7.625% due 11/21/2022 (f)		1,683	1,726

Boston Properties LP
2.750% due 10/01/2026		3,000	2,925

BPCE SA
4.000% due 09/12/2023		350	355

Camden Property Trust
3.500% due 09/15/2024		200	201

Canadian Imperial Bank of Commerce
3.300% due 04/07/2025 (b)		21,400	21,390

Cape Lookout Re Ltd.
5.000% (T-BILL 3MO + 5.000%) due 03/28/2029 ~		7,700	7,728

Capital One Financial Corp.
2.636% due 03/03/2026 •		27,200	26,644

Citigroup, Inc.
0.776% due 10/30/2024 •		20,800	20,105
0.958% (US0003M + 0.690%) due 10/27/2022 ~		25,400	25,473
1.281% due 11/03/2025 •		1,400	1,334
2.014% due 01/25/2026 •(g)		23,900	23,026
3.290% due 03/17/2026 •(g)		39,000	38,896

Commonwealth Bank of Australia
2.296% due 03/14/2025		22,500	22,053

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		$24,300	$22,400
1.106% due 02/24/2027 •		4,300	3,938

Credit Agricole SA
1.907% due 06/16/2026 •		17,200	16,255

Credit Suisse AG
6.500% due 08/08/2023 (f)		800	822

Credit Suisse Group AG
4.550% due 04/17/2026		7,000	7,128

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		8,095	8,180

Danske Bank AS
1.621% due 09/11/2026 •		500	463
3.773% due 03/28/2025 •(b)		22,000	22,057

Deutsche Bank AG
0.672% due 11/08/2023 •		23,000	22,858
1.413% (SOFRRATE + 1.219%) due 11/16/2027 ~		19,000	18,421
3.300% due 11/16/2022		28,400	28,600
3.875% due 02/12/2024	GBP	5,100	6,774
3.950% due 02/27/2023		$600	606
3.961% due 11/26/2025 •		29,300	29,304

Equinix, Inc.
2.625% due 11/18/2024		9,246	9,122

Equitable Financial Life Global Funding
0.800% due 08/12/2024		5,400	5,128

Federal Realty Investment Trust
3.950% due 01/15/2024		18,600	18,851

Ford Credit Canada Co.
2.766% due 06/22/2022 (g)	CAD	2,000	1,602

Ford Motor Credit Co. LLC
1.383% (US0003M + 1.080%) due 08/03/2022 ~		$500	498
1.741% (US0003M + 1.235%) due 02/15/2023 ~		9,750	9,678
1.744% due 07/19/2024	EUR	5,700	6,204
3.087% due 01/09/2023		$9,400	9,422
3.096% due 05/04/2023		20,800	20,800
3.350% due 11/01/2022		7,300	7,325
3.550% due 10/07/2022		16,300	16,329
3.810% due 01/09/2024		2,000	2,000
4.250% due 09/20/2022		2,082	2,097

GA Global Funding Trust
1.250% due 12/08/2023		28,000	27,048

General Motors Financial Co., Inc.
1.396% (SOFRRATE + 1.200%) due 11/17/2023 ~		20,700	20,776
3.550% due 07/08/2022		1,200	1,206

Goldman Sachs Group, Inc.
0.856% (SOFRRATE + 0.620%) due 12/06/2023 ~		23,200	23,109
1.214% (US0003M + 0.750%) due 02/23/2023 ~		7,000	7,014

22	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.217% due 12/06/2023		$23,200	$22,652
1.676% (US0003M + 1.170%) due 05/15/2026 ~		200	201
1.757% due 01/24/2025 •		16,000	15,609
2.108% (US0003M + 1.600%) due 11/29/2023 ~		17,700	17,934
3.000% due 03/15/2024		21,800	21,783

HAT Holdings LLC
6.000% due 04/15/2025		4,000	4,105

HSBC Holdings PLC
2.999% due 03/10/2026 •		9,600	9,419

ING Groep NV
1.962% (US0003M + 1.000%) due 10/02/2023 ~		13,200	13,283
3.869% due 03/28/2026 •		12,700	12,770

JPMorgan Chase & Co.
0.653% due 09/16/2024 •		8,000	7,783
0.697% due 03/16/2024 •		7,260	7,126
1.037% (SOFRRATE + 0.765%) due 09/22/2027 ~		19,100	18,603
2.595% due 02/24/2026 •		22,300	21,886
3.125% due 01/23/2025		1,800	1,810
3.797% due 07/23/2024 •		1,900	1,922

Lifestorage LP
3.500% due 07/01/2026		7,000	7,051

Lloyds Banking Group PLC
3.511% due 03/18/2026 •		9,900	9,858

Metropolitan Life Global Funding I
0.950% due 07/02/2025		20,500	19,180

Mitsubishi UFJ Financial Group, Inc.
1.244% (US0003M + 0.740%) due 03/02/2023 ~		29,800	29,866

Mizuho Financial Group, Inc.
0.849% due 09/08/2024 •		5,700	5,528
1.373% (US0003M + 0.790%) due 03/05/2023 ~		12,500	12,545
1.465% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	28,800	21,723
2.555% due 09/13/2025 •		$300	294

Morgan Stanley
1.659% (US0003M + 1.400%) due 10/24/2023 ~		2,000	2,011
2.630% due 02/18/2026 •		72,700	71,367

Natwest Group PLC
1.976% (US0003M + 1.470%) due 05/15/2023 ~		26,100	26,127
2.359% due 05/22/2024 •		10,800	10,719

NatWest Group PLC
2.500% due 03/22/2023	EUR	1,300	1,474

NatWest Markets PLC
3.479% due 03/22/2025 (i)		$19,000	18,942

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Acceptance Co. LLC
0.894% (US0003M + 0.650%) due 07/13/2022 ~		$5,950	$5,944
1.050% due 03/08/2024		15,600	14,807
1.125% due 09/16/2024		4,500	4,212
1.656% due 09/28/2022 •		1,900	1,896
2.650% due 07/13/2022		800	801

Norinchukin Bank
1.284% due 09/22/2026		11,900	10,973

NTT Finance Corp.
0.373% due 03/03/2023		21,300	20,990

Santander Holdings USA, Inc.
3.244% due 10/05/2026		3,100	3,026
3.450% due 06/02/2025		8,250	8,200

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		1,100	1,102

Standard Chartered PLC
0.991% due 01/12/2025 •		5,500	5,258
1.136% (SOFRRATE + 0.930%) due 11/23/2025 ~		24,000	23,738
1.319% due 10/14/2023 •		19,900	19,718
1.822% due 11/23/2025 •		5,000	4,755

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		23,100	21,760

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023		13,100	12,756
2.550% due 03/10/2025		15,100	14,786

Swedbank AB
3.356% due 04/04/2025 (b)		22,000	22,083

Temasek Financial Ltd.
2.375% due 01/23/2023		4,500	4,510

Toronto-Dominion Bank
2.350% due 03/08/2024		47,600	47,349

U.S. Bancorp
1.450% due 05/12/2025		2,500	2,392

UBS AG
5.125% due 05/15/2024 (f)		6,500	6,661
7.625% due 08/17/2022 (f)		2,800	2,842

UBS Group AG
1.456% (US0003M + 0.950%) due 08/15/2023 ~		20,100	20,133
2.859% due 08/15/2023 •		20,700	20,735
3.491% due 05/23/2023		19,300	19,329
4.125% due 09/24/2025		7,700	7,850

UniCredit SpA
7.830% due 12/04/2023		49,200	52,309

Volkswagen Financial Services NV
1.875% due 12/03/2024	GBP	1,800	2,305

Volkswagen Leasing GmbH
1.000% due 02/16/2023	EUR	3,050	3,399

Wells Fargo & Co.
1.654% due 06/02/2024 •		$23,400	23,128

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	23

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.509% due 10/27/2023 (g)	CAD	12,300	$9,756

Welltower, Inc.
4.250% due 04/01/2026		$4,300	4,425

			1,615,218

INDUSTRIALS 9.4%

7-Eleven, Inc.
0.625% due 02/10/2023		13,200	13,000
0.800% due 02/10/2024		9,600	9,228

AbbVie, Inc.
3.200% due 11/06/2022		3,200	3,224

Anthem, Inc.
0.450% due 03/15/2023		28,000	27,551
2.375% due 01/15/2025		2,650	2,615
3.350% due 12/01/2024		4,800	4,840

Barry Callebaut Services NV
5.500% due 06/15/2023		2,600	2,666

Bayer U.S. Finance LLC
1.836% (US0003M + 1.010%) due 12/15/2023 ~		3,800	3,819

Berry Global, Inc.
1.570% due 01/15/2026		1,900	1,772

BMW Finance NV
2.250% due 08/12/2022		28,900	28,968

BMW U.S. Capital LLC
0.800% due 04/01/2024		2,700	2,591
3.450% due 04/12/2023		1,000	1,014

Boeing Co.
1.167% due 02/04/2023		27,600	27,392
1.950% due 02/01/2024		22,500	22,012

Broadcom, Inc.
3.137% due 11/15/2035		5,004	4,419
3.469% due 04/15/2034		5,400	5,012

CenterPoint Energy Resources Corp.
1.004% (US0003M + 0.500%) due 03/02/2023 ~		9,660	9,632

Charter Communications Operating LLC
4.464% due 07/23/2022		27,700	27,804

Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024		3,900	4,152

Cigna Corp.
1.131% (US0003M + 0.890%) due 07/15/2023 ~		2,300	2,317

Citrix Systems, Inc.
1.250% due 03/01/2026		1,300	1,265

CommonSpirit Health
1.547% due 10/01/2025		15,500	14,551

Continental Resources, Inc.
2.268% due 11/15/2026		1,200	1,122

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CRH America, Inc.
3.875% due 05/18/2025	$2,775	$2,819

DAE Funding LLC
1.625% due 02/15/2024	4,300	4,120

Daimler Finance North America LLC
0.750% due 03/01/2024	16,700	16,036
2.550% due 08/15/2022	25,100	25,192

Daimler Trucks Finance North America LLC
0.765% (SOFRRATE + 0.500%) due 06/14/2023 ~	28,000	27,921
0.865% (SOFRRATE + 0.600%) due 12/14/2023 ~	22,000	21,961
1.015% (SOFRRATE + 0.750%) due 12/13/2024 ~	23,000	22,824
1.125% due 12/14/2023	25,000	24,258

Danone SA
2.947% due 11/02/2026	6,251	6,224

Dell International LLC
5.450% due 06/15/2023	133	137

Enbridge, Inc.
0.596% (SOFRRATE + 0.400%) due 02/17/2023 ~	900	899

Energy Transfer LP
4.250% due 03/15/2023	300	303

Expedia Group, Inc.
3.600% due 12/15/2023	11,050	11,148

Fidelity National Information Services, Inc.
0.375% due 03/01/2023	6,400	6,288
0.600% due 03/01/2024	12,000	11,496

GATX Corp.
4.750% due 06/15/2022	400	402

General Mills, Inc.
6.410% due 10/15/2022	20,600	21,064

General Motors Co.
5.400% due 10/02/2023 (g)	15,600	16,148

Global Payments, Inc.
1.200% due 03/01/2026	3,300	3,045
2.650% due 02/15/2025	3,650	3,575

Hasbro, Inc.
3.550% due 11/19/2026	5,800	5,772

Hyundai Capital America
0.800% due 04/03/2023	20,000	19,632
0.800% due 01/08/2024	1,500	1,433
1.000% due 09/17/2024	22,000	20,711
1.150% due 11/10/2022	24,800	24,636

Imperial Brands Finance PLC
3.500% due 02/11/2023	500	503

International Flavors & Fragrances, Inc.
0.697% due 09/15/2022	6,900	6,869

Las Vegas Sands Corp.
3.200% due 08/08/2024	600	573

24	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Magallanes, Inc.
3.528% due 03/15/2024		$20,000	$19,997
3.638% due 03/15/2025		9,700	9,769

NetApp, Inc.
1.875% due 06/22/2025		5,800	5,553

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		24,300	24,258

NXP BV
4.875% due 03/01/2024		13,150	13,518

Panasonic Corp.
2.536% due 07/19/2022		18,215	18,242

Penske Truck Leasing Co. LP
1.700% due 06/15/2026		11,100	10,315

Phillips 66
0.900% due 02/15/2024		5,200	5,035

Qorvo, Inc.
1.750% due 12/15/2024		2,725	2,602

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025		2,200	2,059

Renesas Electronics Corp.
1.543% due 11/26/2024		24,200	23,065

Rogers Communications, Inc.
2.950% due 03/15/2025		38,200	37,965

Saudi Arabian Oil Co.
2.750% due 04/16/2022		3,600	3,602

SK Hynix, Inc.
1.000% due 01/19/2024		11,200	10,759

Skyworks Solutions, Inc.
0.900% due 06/01/2023		200	196

Southern Co.
0.549% (SOFRRATE + 0.370%) due 05/10/2023 ~		22,500	22,441
0.600% due 02/26/2024		13,800	13,274

Southern Natural Gas Co. LLC
0.625% due 04/28/2023		8,700	8,532

T-Mobile USA, Inc.
3.500% due 04/15/2025		19,800	19,951

TD SYNNEX Corp.
1.250% due 08/09/2024		9,900	9,414

Toyota Motor Corp.
0.681% due 03/25/2024		25,400	24,535

Volkswagen Group of America Finance LLC
3.125% due 05/12/2023		19,600	19,745

Volkswagen International Finance NV
1.034% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	3,500	3,983

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024		$2,000	2,038

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WRKCo, Inc.
3.750% due 03/15/2025		$3,600	$3,641

			841,444

UTILITIES 2.6%

AES Corp.
1.375% due 01/15/2026		22,500	20,720

Atmos Energy Corp.
1.023% (US0003M + 0.380%) due 03/09/2023 ~		27,300	27,268

Constellation Energy Generation LLC
3.250% due 06/01/2025		6,300	6,281

Enel Finance International NV
1.375% due 07/12/2026		3,200	2,942
2.650% due 09/10/2024		11,700	11,534

Eversource Energy
0.800% due 08/15/2025		2,300	2,119

Jersey Central Power & Light Co.
4.700% due 04/01/2024		1,700	1,739

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022		7,300	7,300

NextEra Energy Capital Holdings, Inc.
0.750% (US0003M + 0.270%) due 02/22/2023 ~		20,800	20,731

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~		15,000	15,006
1.367% due 03/10/2023		21,900	21,525
2.365% (US0003M + 1.480%) due 06/16/2022 ~		16,500	16,498
3.250% due 06/15/2023		5,600	5,593
3.400% due 08/15/2024		4,100	4,065
3.750% due 02/15/2024		3,500	3,514
3.850% due 11/15/2023		7,600	7,642
4.250% due 08/01/2023		5,400	5,455

Southern California Edison Co.
0.702% (SOFRRATE + 0.470%) due 12/02/2022 ~		23,000	23,005

Southern Power Co.
0.900% due 01/15/2026		4,290	3,935

Sprint Communications, Inc.
6.000% due 11/15/2022		1,200	1,229

SSE PLC
1.250% due 04/16/2025	EUR	2,600	2,888

Telstra Corp. Ltd.
3.125% due 04/07/2025		$200	200

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	25

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Communications, Inc.
2.355% due 03/15/2032	$32,183	$29,122

		240,311

Total Corporate Bonds & Notes (Cost $2,745,710)		2,696,973

MUNICIPAL BONDS & NOTES 0.0%

TEXAS 0.0%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.229% due 11/01/2024	1,100	1,059

Total Municipal Bonds & Notes (Cost $1,100)		1,059

U.S. GOVERNMENT AGENCIES 18.4%

Fannie Mae
0.247% due 12/25/2036 •	276	274
0.398% due 03/01/2035 •	68	67
0.577% due 06/25/2034 •	87	87
0.707% due 01/25/2037 •	4	4
0.757% due 03/25/2037 •	499	498
0.807% due 03/25/2037 - 03/25/2044 •	423	424
0.817% due 03/25/2037 •	23	24
0.837% due 07/25/2037 •	542	543
0.857% due 06/25/2032 - 10/25/2040 •	9	9
0.857% due 09/25/2035 •	84	84
0.907% due 12/25/2040 •	12	12
0.927% due 07/25/2037 •	7	7
0.957% due 08/25/2037 •	24	24
1.000% due 01/25/2043	466	422
1.127% due 03/25/2038 •	27	27
1.207% due 03/25/2038 - 01/25/2040 •	283	289
1.207% due 11/25/2039 •	50	51
1.304% due 07/01/2042 - 07/01/2044 •	195	199
1.307% due 02/25/2040 •	159	163
1.354% due 09/01/2041 •	21	21
1.465% due 10/01/2034 •	50	50
1.504% due 10/01/2030 - 11/01/2039 •	223	227
1.565% due 11/01/2034 •	86	86
1.652% due 05/01/2035 •	35	35
1.679% due 01/01/2035 •	576	592
1.718% due 03/01/2035 •	732	754
1.843% due 07/01/2035 •	436	440
1.875% due 08/01/2035 •	595	610
1.890% due 09/01/2035 •	162	162
1.921% due 05/01/2035 •	210	211
1.952% due 07/01/2035 •	79	79
1.955% due 09/01/2035 •	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.995% due 09/01/2032 •	$154	$154
2.000% due 08/01/2035 •	174	182
2.008% due 06/01/2035 •	162	163
2.022% due 04/01/2034 •	143	143
2.095% due 11/01/2027 •	4	4
2.127% due 08/01/2029 •	108	108
2.145% due 10/01/2035 •	335	338
2.147% due 03/01/2024 •	6	6
2.162% due 11/01/2035 •	7	7
2.220% due 06/01/2035 •	44	44
2.273% due 12/01/2033 •	43	43
2.300% due 03/01/2035 •	52	52
2.340% due 02/01/2028 •	16	16
2.421% due 04/01/2024 •	6	6
2.500% due 05/25/2028 (a)	5,085	240
2.585% due 01/01/2024 •	4	4
4.012% due 12/01/2036 •	7	8
4.250% due 05/25/2033	201	205
4.485% due 01/01/2028 •	2	2
4.956% due 09/01/2034 •	5	5
4.969% due 12/25/2042 ~	742	756
5.500% due 08/25/2034	577	614
5.593% due 10/25/2042 •(a)	12,713	2,073
5.693% due 11/25/2042 •(a)	14,750	2,032
6.193% due 01/25/2042 •(a)	1,563	247
6.500% due 07/25/2023 - 09/01/2033	808	888
7.000% due 04/01/2034	11	12

Fannie Mae, TBA
3.000% due 06/01/2040	426,373	415,602

Federal Housing Administration
7.430% due 10/01/2023	1	1

Freddie Mac
0.650% due 10/27/2025	62,200	57,936
0.680% due 08/06/2025	32,300	30,336
0.717% due 08/25/2031 •	549	538
0.727% due 02/15/2037 •	25	25
0.737% due 09/25/2031 - 02/15/2037 •	982	976
0.797% due 05/15/2037 •	8	8
0.800% due 10/28/2026	83,100	76,524
0.847% due 11/15/2030 - 12/15/2031 •	22	22
0.917% due 05/15/2036 •	15	16
0.947% due 01/15/2042 •	17	17
1.252% due 01/15/2038 •	1,999	2,047
1.541% due 07/25/2044 •	1,373	1,411
1.875% due 10/01/2035 •	455	472
1.975% due 04/01/2035 •	159	159
2.000% due 08/01/2035 •	305	313
2.050% due 07/01/2035 •	4	4
2.073% due 04/01/2035 •	185	185
2.113% due 03/01/2035 •	87	87
2.125% due 03/01/2035 •	73	73
2.151% due 10/01/2027 •	3	3

26	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.204% due 05/01/2037 •	$12	$12
2.290% due 04/01/2035 •	216	216
2.344% due 12/01/2022 •	1	1
2.365% due 10/01/2023 - 11/01/2023 •	4	3
2.395% due 07/01/2027 •	4	4
2.497% due 01/01/2024 •	1	1
2.521% due 02/01/2037 •	7	7
3.000% due 03/15/2027 - 05/15/2027 (a)	7,898	391
3.500% due 02/01/2047 - 06/01/2047	8,816	8,961
3.742% due 08/15/2032 ~	7	7
4.000% due 01/15/2024 (a)	39	1
5.500% due 07/15/2034	385	410
5.553% due 08/15/2043 •(a)	24,201	3,998
6.000% due 12/15/2028 - 07/15/2029	18	20
6.073% due 07/15/2036 •(a)	1,078	156
6.500% due 03/15/2029 - 07/25/2043	8,401	9,371
6.753% due 08/15/2036 •(a)	2,967	469
7.000% due 01/01/2030 - 04/01/2032	7	8
7.500% due 07/15/2030	33	37
8.000% due 04/01/2022 - 12/01/2024	4	4
8.500% due 07/01/2024 - 11/01/2025	26	26
9.045% due 08/15/2044 •	6,405	7,458

Ginnie Mae
0.706% due 03/20/2065 •	7,645	7,648
0.906% due 05/20/2066 •	2,712	2,726
1.006% due 04/20/2066 •	3,757	3,787
1.625% (H15T1Y + 1.500%) due 08/20/2022 - 09/20/2026 ~	79	80
1.625% due 07/20/2027 - 07/20/2034 •	106	108
1.699% due 08/20/2070 •	20,219	20,973
1.750% (H15T1Y + 1.500%) due 10/20/2023 - 10/20/2025 ~	105	105
1.750% due 12/20/2026 •	2	2
1.875% (H15T1Y + 1.500%) due 05/20/2022 - 05/20/2026 ~	42	41
1.875% due 04/20/2027 - 05/20/2030 •	56	57
2.000% (H15T1Y + 1.500%) due 02/20/2023 - 03/20/2026 ~	113	113
2.000% due 01/20/2027 - 02/20/2032 •	808	830
2.500% due 11/20/2026 •	2	2
4.500% due 08/20/2048	1,169	1,214

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
3.000% due 02/01/2052 - 04/01/2052	$218,035	$213,979
3.000% due 04/01/2052 (b)	155,127	152,005
3.500% due 02/01/2047 - 12/01/2047	186,590	189,260
4.000% due 10/01/2047 - 08/01/2048	15,100	15,622
4.500% due 05/01/2023 - 09/01/2046	1,431	1,484
5.000% due 08/01/2025 - 08/01/2040	607	640
5.500% due 01/01/2023 - 01/01/2030	2,594	2,759
6.000% due 09/01/2022 - 01/01/2039	2,789	3,062
6.500% due 07/01/2034 - 03/01/2038	426	466
8.000% due 04/01/2030 - 11/01/2031	222	247
8.500% due 04/01/2025	11	12
9.500% due 07/01/2025 - 11/01/2025	15	15

Uniform Mortgage-Backed Security, TBA
3.000% due 03/01/2052 - 05/01/2052	397,127	388,044
4.500% due 04/01/2037	50	51

Vendee Mortgage Trust
6.500% due 05/15/2029	4,133	4,398

Total U.S. Government Agencies (Cost $1,663,959)		1,642,879

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.7%

ABN Amro Mortgage Corp.
5.500% due 01/25/2034	38	37

American Home Mortgage Assets Trust
0.997% due 11/25/2035 •	432	425

American Home Mortgage Investment Trust
2.829% due 02/25/2045 •	1,171	1,173

Angel Oak Mortgage Trust
1.820% due 11/25/2066 ~	11,440	10,761

AREIT Trust
1.300% due 11/17/2024 •	24,000	23,762

Atrium Hotel Portfolio Trust
1.327% due 12/15/2036 •	2,800	2,761

BAMLL Commercial Mortgage Securities Trust
1.447% due 04/15/2036 •	10,500	10,450

Banc of America Alternative Loan Trust
5.500% due 10/25/2033	2,878	2,871

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	27

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
0.689% due 05/20/2035 •	$476	$476
2.606% due 02/20/2036 ~	294	293
2.731% due 05/25/2035 ~	85	87
5.500% due 09/25/2035	366	371

Banc of America Mortgage Trust
2.556% due 02/25/2035 ~	66	68
2.771% due 09/25/2035 ^~	1,316	1,278
3.675% due 05/25/2033 ~	5	6

Bear Stearns Adjustable Rate Mortgage Trust
2.090% due 01/25/2034 ~	5	5
2.396% due 08/25/2033 ~	213	211
2.423% due 08/25/2035 ^~	776	693
2.500% due 02/25/2033 ~	28	28
2.512% due 04/25/2033 ~	167	175
2.711% due 01/25/2035 ~	271	274
2.779% due 11/25/2030 ~	9	9
2.828% due 08/25/2035 ^~	5,349	5,246
2.838% due 02/25/2033 ~	60	55
2.962% due 10/25/2036 ^~	202	196
3.323% due 08/25/2033 ~	47	48
4.564% due 01/25/2035 ~	1	1

Bear Stearns ALT-A Trust
2.483% due 04/25/2035 ~	1,836	1,855
2.627% due 05/25/2035 ~	328	327
2.874% due 09/25/2035 ^~	1,111	820
3.352% due 09/25/2034 ~	173	189

Bear Stearns Structured Products, Inc. Trust
2.728% due 01/26/2036 ^~	2,320	1,999

BX Commercial Mortgage Trust
1.484% due 10/15/2036 •	10,100	9,996

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.737% due 01/25/2035 •	172	172

Citigroup Mortgage Loan Trust
2.329% due 03/25/2034 ~	275	279
2.550% due 03/25/2036 ^~	1,361	1,312

Citigroup Mortgage Loan Trust, Inc.
2.190% due 09/25/2035 •	12	12

Colony Mortgage Capital Ltd.
1.526% due 11/15/2038 •	8,800	8,682

Commercial Mortgage Trust
1.697% due 12/15/2038 •	23,573	23,293
3.147% due 08/15/2045	21,651	21,619

Countrywide Alternative Loan Trust
0.857% due 06/25/2036 ^•	384	182

Countrywide Home Loan Mortgage Pass-Through Trust
1.991% due 02/20/2036 ^~	4,740	4,709

Credit Suisse First Boston Mortgage Securities Corp.
0.420% due 03/25/2032 ~	246	235
4.974% due 06/25/2032 ~	35	36

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.547% due 10/25/2033 ~		$32	$31

Credit Suisse Mortgage Capital Trust
2.932% due 07/25/2050 ~		25,406	25,928

CRSNT Commercial Mortgage Trust
1.220% due 04/15/2036 •		25,400	25,047

DBWF Mortgage Trust
1.479% due 12/19/2030 ~		10,558	10,475

DROP Mortgage Trust
1.550% due 04/15/2026 •		23,100	22,885

EMF-NL Prime BV
0.282% due 04/17/2041 ~	EUR	3,000	2,888

Eurosail PLC
1.145% due 12/10/2044 •	GBP	50	66
1.182% due 03/13/2045 ~		355	462
1.972% (BP0003M + 0.950%) due 06/13/2045 ~		4,729	6,183

First Horizon Alternative Mortgage Securities Trust
2.371% due 09/25/2034 ~		$46	45
2.443% due 09/25/2035 ^~		179	173

GPMT Ltd.
1.718% due 07/16/2035 •		18,920	18,868

Great Hall Mortgages PLC
0.000% due 03/18/2039 •	EUR	423	464
1.078% due 06/18/2039 •		$4,699	4,625

GS Mortgage Securities Trust
1.915% due 11/10/2045 ~(a)		9,789	30

GS Mortgage-Backed Securities Trust
2.500% due 08/26/2052 ~		24,000	22,178

GSR Mortgage Loan Trust
2.637% due 07/25/2035 ~		618	422
2.645% due 09/25/2035 ~		19	19
2.766% due 09/25/2035 ~		1,592	1,601
2.910% due 09/25/2035 ~		224	226
6.000% due 03/25/2032		25	26

HarborView Mortgage Loan Trust
2.665% due 07/19/2035 ^~		1,753	1,441

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	64,942	85,448

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		$2,943	2,927

Hops Hill No. 1 PLC
1.430% due 05/27/2054 •	GBP	2,458	3,236

IndyMac INDX Mortgage Loan Trust
0.877% due 05/25/2046 ~		$1,168	1,120

InTown Hotel Portfolio Trust
1.497% due 01/15/2033 •		5,220	5,200

JP Morgan Chase Commercial Mortgage Securities Trust
1.434% due 05/15/2045 ~(a)		8,593	0

28	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.840% due 12/15/2047		$5,049	$5,059

JP Morgan Mortgage Trust
2.322% due 07/25/2035 ~		38	38
2.408% due 04/25/2037 ^~		183	166
3.108% due 08/25/2035 ^~		1,189	1,096

LoanCore Issuer Ltd.
0.964% due 07/15/2035 •		18,949	18,788

LUXE Commercial Mortgage Trust
1.447% due 10/15/2038 •		28,350	27,911

MASTR Adjustable Rate Mortgages Trust
2.759% due 11/21/2034 ~		63	63

Morgan Stanley Mortgage Loan Trust
0.717% due 04/25/2035 •		1,379	1,363
0.777% due 01/25/2035 •		293	290
2.474% due 08/25/2034 ~		87	89
5.500% due 11/25/2035		1,160	1,180

MortgageIT Trust
1.097% due 02/25/2035 •		206	206

Mortimer BTL PLC
1.370% due 06/21/2052 •	GBP	4,507	5,938

Newgate Funding PLC
0.098% due 12/15/2050 •	EUR	1,172	1,267

OBX Trust
3.000% due 01/25/2052 ~		$24,674	23,624

Onslow Bay Mortgage Loan Trust
0.999% due 10/25/2051 •		6,172	6,062

PFP Ltd.
1.247% due 04/14/2038 •		22,456	22,177
1.431% due 08/09/2037 •		693	685

Prime Mortgage Trust
0.857% due 02/25/2034 •		211	208

Ready Capital Mortgage Financing LLC
1.457% due 04/25/2038 •		25,308	25,272
1.756% due 01/25/2037 •		23,000	23,032

Residential Mortgage Securities PLC
1.547% due 06/20/2070 •	GBP	18,277	24,184

RESIMAC Bastille Trust
0.885% due 02/03/2053 •		$82,563	82,151

Ripon Mortgages PLC
0.000% due 08/28/2056 (e)	GBP	25,996	26,788
1.191% due 08/28/2056 •		48,700	63,748
1.391% due 08/28/2056 •		15,435	20,051
1.991% due 08/28/2056 •		1,792	2,333
3.491% due 08/28/2056 •		3,273	4,281

RMAC PLC
0.795% due 06/12/2046 •		4,700	6,172

Stratton Mortgage Funding PLC
0.992% due 07/20/2060 ~•		25,684	33,748

Structured Adjustable Rate Mortgage Loan Trust
2.459% due 02/25/2034 ~		$19	19

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
0.717% due 03/25/2037 •		$47	$18
1.017% due 02/25/2036 ^•		1,470	1,403
1.109% due 09/19/2032 •		393	389
3.967% due 06/25/2029 ~		31	32

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.255% due 06/25/2033 ~		15	14

SunTrust Adjustable Rate Mortgage Loan Trust
2.400% due 01/25/2037 ^~		733	620

Tharaldson Hotel Portfolio Trust
1.340% due 11/11/2034 •		4,431	4,374

Thornburg Mortgage Securities Trust
1.983% due 10/25/2045 •		2,148	2,106
2.443% due 12/25/2045 ^•		1,128	1,127

Towd Point HE Trust
0.918% due 02/25/2063 ~		10,383	10,214

Towd Point Mortgage Funding
0.992% due 07/20/2045 •	GBP	41,050	53,982

Towd Point Mortgage Funding PLC
0.174% due 05/20/2045 ~•		40,636	53,408
1.236% due 10/20/2051 ~•		24,860	32,791

Trinity Square PLC
0.936% due 07/15/2059 •		18,104	23,769

UWM Mortgage Trust
1.049% due 12/25/2051 •		$21,832	21,479

VMC Finance LLC
1.568% due 06/16/2036 ~		20,863	20,686

Waikiki Beach Hotel Trust
1.447% due 12/15/2033 •		10,699	10,566

WaMu Mortgage Pass-Through Certificates Trust
1.037% due 10/25/2045 •		33	33
1.141% due 08/25/2046 ~		27	27
1.197% due 11/25/2034 •		1,768	1,698
1.541% due 06/25/2042 •		204	200
2.820% due 01/25/2036 ~		97	98
6.000% due 06/25/2034		582	590

Washington Mutual Mortgage Pass-Through Certificates Trust
1.975% due 02/25/2033 ~		4	4

Wells Fargo Commercial Mortgage Trust
1.701% due 10/15/2045 ~(a)		66,307	209

Total Non-Agency Mortgage-Backed Securities (Cost $1,038,424)			1,047,317

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	29

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 11.2%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		$7,726	$7,718

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.132% due 10/25/2035 •		726	726

American Money Management Corp. CLO Ltd.
1.111% due 04/17/2029 •		9,301	9,296

Anchorage Capital CLO Ltd.
1.381% due 07/15/2032 •		22,000	21,641

Apidos CLO
1.141% due 07/18/2029 •		14,000	13,879
1.264% due 04/20/2031 •		4,500	4,486

Arbor Realty Commercial Real Estate Notes Ltd.
1.497% due 05/15/2036 •		7,600	7,529

Ares CLO Ltd.
1.291% due 04/18/2031 ~		23,200	22,828

Asset-Backed Securities Corp. Home Equity Loan Trust
0.917% due 06/15/2031 •		4	4

Avery Point CLO Ltd.
1.215% due 08/05/2027 •		4,372	4,351

BDS Ltd.
1.541% due 08/15/2036 •		7,548	7,527
1.818% due 12/16/2036 •		23,000	22,773

Bear Stearns Asset-Backed Securities Trust
1.457% due 10/25/2037 •		1,217	1,216
1.457% due 11/25/2042 •		234	230
2.257% due 03/25/2043 •		1,287	1,286

Benefit Street Partners CLO Ltd.
1.191% due 10/15/2030 •		25,400	25,187
1.591% due 01/15/2033 •		15,900	15,836

Black Diamond CLO Ltd.
0.860% due 01/20/2032 •	EUR	4,918	5,424

BNPP AM Euro CLO DAC
0.600% due 04/15/2031 •		300	329

BSPDF Issuer Ltd.
1.597% due 10/15/2036 •		$10,000	9,935

Carlyle Euro CLO DAC
0.890% due 08/15/2032 •	EUR	8,900	9,760

Carlyle Global Market Strategies Euro CLO Ltd.
0.750% due 11/15/2031 •		250	274

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •		$19,700	19,572

Carvana Auto Receivables Trust
2.570% due 05/12/2025		22,000	21,956

Catamaran CLO Ltd.
1.359% due 04/22/2030 •		6,268	6,243

Centex Home Equity Loan Trust
1.387% due 09/25/2034 •		1,235	1,213

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIFC Funding Ltd.
1.209% due 10/24/2030 •		$21,000	$20,881

Countrywide Asset-Backed Certificates
0.877% due 01/25/2045 •		2,952	2,936

Countrywide Asset-Backed Certificates Trust, Inc.
1.177% due 07/25/2034 •		997	986

Countrywide Asset-Backed Certificates, Inc.
1.207% due 03/25/2034 •		335	332

Dell Equipment Finance Trust
1.217% due 03/22/2023		11,600	11,598
2.110% due 08/23/2027		11,700	11,656

Dryden Senior Loan Fund
1.261% due 04/15/2029 •		23,920	23,852

Edsouth Indenture LLC
1.607% due 09/25/2040 •		2,322	2,330

EquiFirst Mortgage Loan Trust
0.937% due 01/25/2034 •		211	202

Evergreen Credit Card Trust
1.900% due 09/15/2024		23,600	23,646

First Franklin Mortgage Loan Asset-Backed Certificates
1.282% due 05/25/2034 ~		1,265	1,241

Fremont Home Loan Trust
0.517% due 01/25/2037 •		191	104

Gallatin CLO Ltd.
1.177% due 07/15/2031 •		28,000	27,843
1.305% due 01/21/2028 •		12,902	12,855

GLS Auto Receivables Trust
1.980% due 08/15/2025		23,000	22,965

GPMT Ltd.
1.797% due 12/15/2036 •		22,182	21,962

GSAMP Trust
0.527% due 12/25/2036 •		1,484	876
1.327% due 11/25/2034 •		1,509	1,493

Hertz Vehicle Financing LLC
3.370% due 03/25/2025		22,500	22,505
3.730% due 09/25/2026		22,500	22,543

Home Equity Asset Trust
1.017% due 08/25/2036 •		8,393	8,318

HSI Asset Securitization Corp. Trust
0.557% due 10/25/2036 •		32	15

LCM LP
1.118% due 07/19/2027 ~		20,527	20,400

LCM Ltd.
1.375% due 07/20/2030 •		25,000	24,876

LoanCore Issuer Ltd.
1.697% due 07/15/2036 •		13,800	13,671

Lument Finance Trust, Inc.
1.567% due 06/15/2039 ~		21,000	20,780

Madison Park Euro Funding DAC
0.800% due 07/15/2032 •	EUR	5,000	5,472

30	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Madison Park Funding Ltd.
1.238% due 07/27/2031 •		$5,700	$5,662

Magnetite Ltd.
1.041% due 01/15/2028 •		998	991
1.221% due 04/15/2031 •		1,000	995
1.386% due 11/15/2028 •		23,856	23,688

Massachusetts Educational Financing Authority
1.208% due 04/25/2038 •		1,623	1,624

MF1 Ltd.
1.400% due 02/19/2037 •		23,000	22,843

Mid-State Trust
4.864% due 07/15/2038		128	129

Morgan Stanley ABS Capital, Inc. Trust
1.162% due 12/25/2034 •		441	428

Morgan Stanley IXIS Real Estate Capital Trust
0.507% due 11/25/2036 •		14	6

Mountain View CLO Ltd.
1.064% due 10/13/2027 •		796	794

MP CLO Ltd.
1.131% due 10/18/2028 •		2,560	2,547

Nassau Ltd.
1.391% due 10/15/2029 •		2,500	2,502

New Century Home Equity Loan Trust
1.117% due 02/25/2036 ~		1,613	1,612
1.177% due 03/25/2035 •		2,002	1,983

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.192% due 05/25/2035 •		376	376

NovaStar Mortgage Funding Trust
0.777% due 05/25/2036 •		2,393	2,356

Oaktree CLO Ltd.
1.374% due 10/20/2032 •		20,100	19,923

OCP Euro CLO DAC
0.880% due 09/22/2034 •	EUR	3,200	3,499

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.017% due 12/25/2035 •		$2,339	2,289

Option One Mortgage Loan Trust
1.192% due 08/25/2035 •		677	676

Oscar U.S. Funding LLC
2.820% due 04/10/2029 «		23,000	21,988

Palmer Square CLO Ltd.
1.248% due 10/17/2031 •		12,200	12,015

Palmer Square Loan Funding Ltd.
1.224% due 04/20/2027 •		255	254

RAAC Trust
1.157% due 03/25/2034 •		94	94

Renaissance Home Equity Loan Trust
1.157% due 08/25/2032 •		40	38

RR 3 Ltd.
1.331% due 01/15/2030 •		1,400	1,392

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saranac CLO Ltd.
2.534% due 06/22/2030 •		$1,482	$1,482

Saxon Asset Securities Trust
1.252% due 03/25/2035 ^•		484	468

Securitized Asset-Backed Receivables LLC Trust
0.577% due 12/25/2036 ^•		2,989	890
0.587% due 05/25/2037 ^•		439	362

SLC Student Loan Trust
0.936% due 03/15/2027 •		1,762	1,757

SLM Student Loan Trust
0.048% due 12/15/2033 ~	EUR	762	821
0.378% due 01/25/2027 •		$1,614	1,607
0.408% due 10/25/2029 •		10,535	10,473

Sound Point CLO Ltd.
1.234% due 10/20/2030 •		28,200	27,974
1.238% due 07/25/2030 •		30,600	30,641
1.464% due 07/20/2032 •		23,000	22,928

Soundview Home Loan Trust
0.517% due 11/25/2036 •		1,198	455

South Carolina Student Loan Corp.
1.523% due 09/03/2024 •		558	559

Stratus CLO Ltd.
1.043% due 12/29/2029 •		3,500	3,477

Structured Asset Investment Loan Trust
1.162% due 03/25/2034 •		2,854	2,766
1.357% due 09/25/2034 ~		104	103
1.432% due 10/25/2033 •		415	414

Structured Asset Securities Corp.
1.117% due 02/25/2035 •		312	311

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •		4,100	4,067

TCI-Symphony CLO Ltd.
1.264% due 10/13/2032 •		23,000	22,810

Telos CLO Ltd.
1.191% due 04/17/2028 •		147	147

THL Credit Wind River Clo Ltd.
1.321% due 04/15/2031 •		23,000	22,837

TICP CLO Ltd.
1.094% due 04/20/2028 •		12,843	12,809
1.097% due 04/26/2028 ~		6,696	6,695

Tikehau CLO BV
0.870% due 08/04/2034 •	EUR	2,400	2,633

Towd Point Mortgage Trust
1.457% due 05/25/2058 •		$6,763	6,770
2.900% due 10/25/2059 ~		3,244	3,191

TPG Real Estate Finance Issuer Ltd.
1.700% due 02/15/2039 •		23,000	22,858

TPG Real Estate Finance Ltd.
1.314% due 10/15/2034 •		11,309	11,185
1.641% due 03/15/2038 •		20,800	20,600

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	31

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
1.121% due 04/15/2027 •		$1,115	$1,115
1.274% due 04/20/2029 •		15,270	15,278
1.384% due 04/20/2032 •		22,000	21,884

Wellfleet CLO Ltd.
1.144% due 07/20/2029 •		22,059	21,940

Total Asset-Backed Securities (Cost $1,010,761)			1,002,568

SOVEREIGN ISSUES 2.1%

Israel Government International Bond
0.750% due 07/31/2022	ILS	80,400	25,247
1.250% due 11/30/2022		12,100	3,815

Peru Government International Bond
8.200% due 08/12/2026	PEN	163,500	48,090

Provincia de Buenos Aires
42.033% due 04/12/2025	ARS	28,931	145

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	1,499,600	112,001

Total Sovereign Issues (Cost $195,235)			189,298

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos SAB de CV (c)		572	0

Total Common Stocks (Cost $607)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 35.2%

CERTIFICATES OF DEPOSIT 0.2%

Barclays Bank PLC
1.130% due 06/21/2022		$23,000	23,012

COMMERCIAL PAPER 6.8%

AT&T, Inc.
0.950% due 04/18/2022		23,000	22,991
0.950% due 04/19/2022		23,000	22,991

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brookfield US Holdings, Inc.
1.014% due 04/04/2022	$38,650	$38,648

Crown Castle International Corp.
1.450% due 05/05/2022	36,200	36,163

Danaher Corp.
0.950% due 04/07/2022	23,000	22,998

Dominion Resources, Inc.
0.900% due 04/07/2022	7,800	7,799

Duke Energy Corp.
0.820% due 04/12/2022	18,400	18,396
0.860% due 04/18/2022	23,000	22,992
0.860% due 04/21/2022	6,700	6,697

Enbridge U.S., Inc.
1.150% due 04/21/2022	14,800	14,792

Entergy Corp.
1.015% due 04/06/2022	9,700	9,699

Enterprise Products Operating LLC
0.930% due 04/14/2022	27,000	26,993

Humana, Inc.
1.220% due 04/07/2022	23,000	22,998

International Flavors & Fragrances, Inc.
1.450% due 04/14/2022	18,600	18,595
1.620% due 06/03/2022 (b)	5,600	5,589
1.700% due 05/23/2022	22,900	22,864

Marsh & McLennan Cos., Inc.
0.900% due 04/18/2022	23,000	22,991
0.950% due 04/21/2022	20,000	19,991
0.950% due 04/22/2022	20,300	20,290

Mizuho Bank Ltd.
1.160% due 07/15/2022	23,000	22,931

Nissan Motor Acceptance Co. LLC
0.900% due 04/01/2022	23,300	23,299

Parker-Hannifin Corp.
1.350% due 05/16/2022	22,700	22,679
1.350% due 05/18/2022	7,800	7,792

Rogers Communications, Inc.
1.300% due 04/26/2022	22,500	22,486
1.500% due 05/19/2022	22,500	22,468
1.500% due 05/20/2022	900	899

Ventas Realty LP
0.800% due 04/04/2022	6,250	6,250
0.800% due 04/05/2022	18,500	18,499
0.850% due 04/14/2022	3,500	3,499

Virginia Electric & Power Co.
0.730% due 04/18/2022	6,600	6,599

VW Credit, Inc.
0.870% due 04/11/2022	22,450	22,446
0.920% due 04/26/2022	23,000	22,986
0.930% due 04/27/2022	20,650	20,636

		607,946

32	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (h) 0.0%
			$641

ISRAEL TREASURY BILLS 2.6%
0.000% due 04/06/2022 - 01/04/2023 (d)(e)	ILS	731,900	229,081

JAPAN TREASURY BILLS 7.8%
(0.097)% due 06/13/2022 - 06/20/2022 (d)(e)	JPY	84,571,400	694,829

U.S. TREASURY BILLS 13.1%
0.227% due 04/12/2022 - 06/09/2022 (d)(e)(k)(m)		$1,170,810	1,170,423

U.S. TREASURY CASH MANAGEMENT BILLS 4.7%
0.231% due 05/17/2022 - 05/24/2022 (d)(e)		420,900	420,759

Total Short-Term Instruments (Cost $3,174,708)			3,146,691

Total Investments in Securities (Cost $9,830,504)			9,726,785

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.2%

SHORT-TERM INSTRUMENTS 4.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.2%

PIMCO Short Asset Portfolio	37,766,679	$372,304

PIMCO Short-Term Floating NAV Portfolio III	14,967	145

Total Short-Term Instruments (Cost $368,220)		372,449

Total Investments in Affiliates (Cost $368,220)		372,449

Total Investments 112.9% (Cost $10,198,724)		$10,099,234

Financial Derivative Instruments (j)(l) (0.4)% (Cost or Premiums, net $3,069)		(34,079)

Other Assets and Liabilities, net (12.5)%		(1,121,323)

Net Assets 100.0%		$8,943,832

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	33

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(g) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.014%	01/25/2026	01/18/2022	$23,900	$23,026	0.26%
Citigroup, Inc.	3.290	03/17/2026	03/10/2022	39,000	38,896	0.43
Ford Credit Canada Co.	2.766	06/22/2022	10/19/2020	1,518	1,602	0.02
General Motors Co.	5.400	10/02/2023	05/07/2020	15,592	16,148	0.18
Wells Fargo & Co.	2.509	10/27/2023	10/20/2020	9,562	9,756	0.11

				$89,572	$89,428	1.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$641	U.S. Treasury Bills 0.000% due 08/04/2022	$(654)	$641	$641

Total Repurchase Agreements						$(654)	$641	$641

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
TDM	0.100%	03/23/2022	TBD	(3)	$(474)	$(474)

Total Reverse Repurchase Agreements						$(474)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.7)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2052	$33,000	$(31,382)	$(30,637)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	24,000	(22,913)	(22,852)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2052	376,800	(368,760)	(368,616)

Total Short Sales (4.7)%				$(423,055)	$(422,105)

34	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$641	$0	$0	$641	$(654)	$(13)
TDM	0	(474)	0	(474)	498	24

Total Borrowings and Other Financing Transactions	$641	$(474)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(474)	$(474)

Total Borrowings	$0	$0	$0	$(474)	$(474)

Payable for reverse repurchase agreements					$(474)

(i)	Securities with an aggregate market value of $498 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(13,373) at a weighted average interest rate of (0.051%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2022 Futures	$97.500	12/19/2022	15,400	$38,500	$(9,797)	$(20,357)
Call - CME 90-Day Eurodollar December 2022 Futures	98.500	12/19/2022	15,400	38,500	(8,064)	(2,970)
Put - CME 90-Day Eurodollar December 2023 Futures	96.500	12/18/2023	674	1,685	(791)	(923)

Total Written Options					$(18,652)	$(24,250)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	35

Schedule of Investments PIMCO Low Duration Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2024	1,387	$336,608	$(4,437)	$139	$0
U.S. Treasury 2-Year Note June Futures	06/2022	9,846	2,086,583	(25,771)	1,615	0

				$(30,208)	$1,754	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2022	693	$(79,478)	$(391)	$0	$(97)
U.S. Treasury 10-Year Note June Futures	06/2022	4,023	(494,326)	14,986	0	(1,006)
U.S. Treasury 30-Year Bond June Futures	06/2022	666	(99,942)	3,066	0	(416)
United Kingdom Long Gilt June Futures	06/2022	582	(92,686)	1,014	92	(321)

				$18,675	$92	$(1,840)

Total Futures Contracts				$(11,533)	$1,846	$(1,840)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Enbridge, Inc.	1.000%	Quarterly	12/20/2024	0.521%	$25,000	$291	$34	$325	$0	$(9)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025		$1,400	$29	$(3)	$26	$0	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		4,600	100	(15)	85	1	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		39,800	901	(207)	694	0	(5)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		54,500	777	115	892	0	(3)
iTraxx Crossover 36 5-Year Index	5.000	Quarterly	12/20/2026	EUR	99,300	13,217	(4,319)	8,898	0	(192)
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027		130,200	9,036	1,686	10,722	0	(264)

						$24,060	$(2,743)	$21,317	$1	$(464)

36	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2022

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2030	GBP	30,500	$378	$3,281	$3,659	$0	$(77)
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/10/2032		24,850	(669)	(1,854)	(2,523)	99	0
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/11/2032		24,850	0	(2,524)	(2,524)	99	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/10/2052		9,200	687	874	1,561	0	(105)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/11/2052		9,200	0	1,561	1,561	0	(104)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		23,900	5,067	100	5,167	0	(268)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	04/07/2022	JPY	485,000	0	(1)	(1)	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/17/2024		49,140,000	725	(1,013)	(288)	165	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/18/2026		650,000	(37)	5	(32)	0	(10)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		4,960,000	(127)	(1,152)	(1,279)	0	(890)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Annual	12/15/2041		1,690,000	959	65	1,024	0	(407)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.538	Semi-Annual	03/15/2051		1,369,000	(29)	850	821	0	(515)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.350	Semi-Annual	03/17/2051		1,135,000	625	524	1,149	0	(417)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.557	Semi-Annual	03/17/2051		3,082,000	2	1,718	1,720	0	(1,163)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.565	Semi-Annual	03/19/2051		1,186,000	1	640	641	0	(448)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.570	Semi-Annual	03/19/2051		1,095,000	1	578	579	0	(414)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.572	Semi-Annual	04/07/2051		485,000	0	246	246	0	(184)
Receive(5)	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		1,350,000	421	(500)	(79)	0	(553)
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.400	Annual	12/07/2024		$1,398,400	583	(17,759)	(17,176)	0	(92)
Pay	1-Year BRL-CDI	11.212	Maturity	01/02/2025	BRL	654,700	0	(213)	(213)	200	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	04/07/2022	JPY	485,000	0	(1)	(1)	0	0

							$8,587	$(14,575)	$(5,988)	$563	$(5,647)

Total Swap Agreements							$32,938	$(17,284)	$15,654	$564	$(6,120)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,846	$568	$2,414	$(24,250)	$(1,840)	$(6,120)	$(32,210)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	37

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(k)

Securities with an aggregate market value of $108,953 and cash of $19,196 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $4 for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	04/2022			AUD	13,174	$		9,861	$2	$0
	05/2022			GBP	360,452			487,595	14,200	0
	05/2022			SEK	3,235			346	1	0
	05/2022		$		9,863		AUD	13,174	0	(2)
	05/2022				4,170		EUR	3,750	2	(17)
	05/2022				32,206		GBP	23,869	0	(858)
	06/2022			ZAR	265,894	$		17,393	0	(638)
BPS	04/2022			AUD	2,564			1,866	0	(53)
	04/2022			BRL	205,800			35,430	0	(7,796)
	04/2022		$		39,829		AUD	53,090	0	(102)
	04/2022				43,438		BRL	205,800	0	(212)
	05/2022			EUR	65,865	$		74,729	1,759	0
	05/2022		$		2,788		EUR	2,522	6	0
	07/2022			MXN	3,378	$		162	0	(6)
BRC	05/2022			JPY	457,500			3,958	196	0
	05/2022		$		1,034		GBP	760	0	(35)
	05/2022				1,781		JPY	220,900	36	0
BSH	04/2022			BRL	311,800	$		65,811	321	0
	04/2022		$		58,826		BRL	311,800	6,663	0
	07/2022			BRL	1,723,777	$		312,902	0	(39,822)
	07/2022		$		322,149		BRL	1,723,777	30,575	0
CBK	04/2022			ILS	9,101	$		2,824	18	(46)
	04/2022		$		107		DKK	676	0	(6)
	04/2022	«			2		RUB	118	0	0
	05/2022			PEN	31,851	$		7,790	0	(843)
	07/2022			ILS	75,004			23,420	0	(156)

38	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	08/2022			ILS	81,048	$		25,249	$0	$(257)
	09/2022				129,509			40,531	0	(296)
	09/2022			PEN	15,326			3,974	0	(131)
	10/2022			ILS	138,409			43,207	0	(487)
	10/2022			PEN	123,325			31,156	0	(1,743)
	11/2022			ILS	12,248			3,890	13	0
	12/2022				29,007			9,365	178	0
	12/2022			PEN	52,244			12,457	0	(1,420)
	01/2023			ILS	98,580			31,223	3	(47)
DUB	04/2022			DKK	1,145			169	0	(2)
	07/2022		$		169		DKK	1,141	2	0
	10/2022			ILS	120,192	$		37,667	0	(275)
GLM	04/2022				20,998			6,396	0	(184)
	04/2022	«	$		9		RUB	724	0	(1)
	05/2022			KRW	292,237	$		237	0	(4)
	06/2022			ZAR	1,192,424			77,814	0	(3,050)
	11/2022			ILS	71,993			23,318	560	0
HUS	04/2022	«		RUB	1,012			13	1	0
	05/2022			EUR	8,574			9,315	0	(184)
	05/2022			GBP	11,600			15,323	88	0
	05/2022			JPY	10,772,700			88,017	23	(579)
	05/2022		$		94,566		JPY	10,904,765	0	(4,908)
	06/2022			JPY	78,221,400	$		674,651	30,782	0
JPM	04/2022			BRL	106,000			18,196	0	(4,068)
	04/2022		$		22,373		BRL	106,000	0	(109)
	05/2022			INR	6,560	$		85	0	(1)
	05/2022		$		4,609		GBP	3,438	0	(94)
	05/2022				2,448		JPY	280,700	0	(140)
	05/2022				17,993		NOK	160,225	198	0
	09/2022			ILS	39,104	$		12,256	0	(71)
MBC	05/2022			INR	3,668			47	0	(1)
	05/2022		$		2,635		PEN	9,822	28	0
MYI	04/2022			AUD	3,729	$		2,669	0	(121)
	04/2022			DKK	5,026			743	0	(5)
	04/2022		$		960		DKK	6,087	0	(54)
	05/2022				1,754		GBP	1,346	14	0
	05/2022				1,688		JPY	199,500	0	(48)
	07/2022				743		DKK	5,007	5	0
SCX	04/2022	«			2		RUB	166	0	0
	05/2022			INR	5,133	$		66	0	(1)
	06/2022			JPY	561,831			4,847	224	0
TOR	04/2022			AUD	22,703			16,293	0	(696)
	04/2022			CAD	14,819			11,685	0	(168)
	04/2022		$		11,847		CAD	14,797	0	(10)
	05/2022			CAD	14,799	$		11,847	10	0
UAG	04/2022			AUD	10,920			8,205	34	0
	05/2022		$		8,208		AUD	10,920	0	(34)
	05/2022				34,167		NOK	304,201	371	0
	06/2022			JPY	5,788,169	$		49,948	2,318	0
	06/2022			ZAR	503,051			32,274	0	(1,840)

Total Forward Foreign Currency Contracts									$88,631	$(71,621)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	39

Schedule of Investments PIMCO Low Duration Fund (Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870%	11/02/2022	766,900	$(1,528)	$(29)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	766,900	(1,528)	(12,649)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/13/2022	150,400	(271)	(30)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	06/13/2022	150,400	(271)	(1,117)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	06/13/2022	150,400	(571)	(115)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/13/2022	150,400	(571)	(2,091)

Total Written Options							$(4,740)	$(16,031)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	1.943%	$38,000	$(1,834)	$290	$0	$(1,544)
BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	3,600	(172)	16	0	(156)
BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	9,200	(448)	143	0	(305)
CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	9,200	(450)	145	0	(305)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	9,200	(444)	70	0	(374)
MYC	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	15,600	(882)	205	0	(677)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	46,800	(2,247)	346	0	(1,901)

Total Swap Agreements							$(6,477)	$1,215	$0	$(5,262)

40	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$14,205	$0	$0	$14,205	$(1,515)	$0	$(1,544)	$(3,059)	$11,146	$(11,127)	$19
BPS	1,765	0	0	1,765	(8,169)	0	(156)	(8,325)	(6,560)	6,560	(0)
BRC	232	0	0	232	(35)	0	(305)	(340)	(108)	221	113
BSH	37,559	0	0	37,559	(39,822)	0	0	(39,822)	(2,263)	2,508	245
CBK	212	0	0	212	(5,432)	0	(679)	(6,111)	(5,899)	5,625	(274)
DUB	2	0	0	2	(277)	0	0	(277)	(275)	291	16
GLM	560	0	0	560	(3,239)	(13,825)	0	(17,064)	(16,504)	17,684	1,180
HUS	30,894	0	0	30,894	(5,671)	0	0	(5,671)	25,223	0	25,223
JPM	198	0	0	198	(4,483)	0	0	(4,483)	(4,285)	3,708	(577)
MBC	28	0	0	28	(1)	0	0	(1)	27	(25,380)	(25,353)
MYC	0	0	0	0	0	(2,206)	(2,578)	(4,784)	(4,784)	4,992	208
MYI	19	0	0	19	(228)	0	0	(228)	(209)	0	(209)
SCX	224	0	0	224	(1)	0	0	(1)	223	(290)	(67)
TOR	10	0	0	10	(874)	0	0	(874)	(864)	841	(23)
UAG	2,723	0	0	2,723	(1,874)	0	0	(1,874)	849	(1,630)	(781)

Total Over the Counter	$88,631	$0	$0	$88,631	$(71,621)	$(16,031)	$(5,262)	$(92,914)

(m)

Securities with an aggregate market value of $42,431 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	41

Schedule of Investments PIMCO Low Duration Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,846	$1,846
Swap Agreements	0	1	0	0	567	568

	$0	$1	$0	$0	$2,413	$2,414

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$88,631	$0	$88,631

	$0	$1	$0	$88,631	$2,413	$91,045

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$24,250	$24,250
Futures	0	0	0	0	1,840	1,840
Swap Agreements	0	473	0	0	5,647	6,120

	$0	$473	$0	$0	$31,737	$32,210

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$71,621	$0	$71,621
Written Options	0	0	0	0	16,031	16,031
Swap Agreements	0	5,262	0	0	0	5,262

	$0	$5,262	$0	$71,621	$16,031	$92,914

	$0	$5,735	$0	$71,621	$47,768	$125,124

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(179,854)	$(179,854)
Swap Agreements	0	23	0	0	(10,037)	(10,014)

	$0	$23	$0	$0	$(189,891)	$(189,868)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,071	$0	$24,071
Written Options	0	0	0	527	131	658
Swap Agreements	0	370	0	0	(7)	363

	$0	$370	$0	$24,598	$124	$25,092

	$0	$393	$0	$24,598	$(189,767)	$(164,776)

42	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(5,597)	$(5,597)
Futures	0	0	0	0	(8,890)	(8,890)
Swap Agreements	0	(3,208)	0	0	(2,657)	(5,865)

	$0	$(3,208)	$0	$0	$(17,144)	$(20,352)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(38,901)	$0	$(38,901)
Purchased Options	0	0	0	0	(1,294)	(1,294)
Written Options	0	0	0	(180)	(9,881)	(10,061)
Swap Agreements	0	1,210	0	0	0	1,210

	$0	$1,210	$0	$(39,081)	$(11,175)	$(49,046)

	$0	$(1,998)	$0	$(39,081)	$(28,319)	$(69,398)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,615,218	$0	$1,615,218
Industrials	0	841,444	0	841,444
Utilities	0	240,311	0	240,311
Municipal Bonds & Notes
Texas	0	1,059	0	1,059
U.S. Government Agencies	0	1,642,879	0	1,642,879
Non-Agency Mortgage-Backed Securities	0	1,047,317	0	1,047,317
Asset-Backed Securities	0	980,580	21,988	1,002,568
Sovereign Issues	0	189,298	0	189,298
Short-Term Instruments
Certificates of Deposit	0	23,012	0	23,012
Commercial Paper	0	607,946	0	607,946
Repurchase Agreements	0	641	0	641
Israel Treasury Bills	0	229,081	0	229,081
Japan Treasury Bills	0	694,829	0	694,829
U.S. Treasury Bills	0	1,170,423	0	1,170,423
U.S. Treasury Cash Management Bills	0	420,759	0	420,759

	$0	$9,704,797	$21,988	$9,726,785

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$372,449	$0	$0	$372,449

Total Investments	$372,449	$9,704,797	$21,988	$10,099,234

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(422,105)	$0	$(422,105)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	43

Schedule of Investments PIMCO Low Duration Fund (Cont.)

March 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$92	$2,318	$0	$2,410
Over the counter	0	88,630	1	88,631

	$92	$90,948	$1	$91,041

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(321)	(31,889)	0	(32,210)
Over the counter	0	(92,913)	(1)	(92,914)

	$(321)	$(124,802)	$(1)	$(125,124)

Total Financial Derivative Instruments	$(229)	$(33,854)	$0	$(34,083)

Totals	$372,220	$9,248,838	$21,988	$9,643,046

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

44	PIMCO LOW DURATION FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C, Class C-2 and Class R shares of the PIMCO Low Duration Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2022	45

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

46	PIMCO LOW DURATION FUND

March 31, 2022

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	MARCH 31, 2022	47

Notes to Financial Statements (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.)

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equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

ANNUAL REPORT	MARCH 31, 2022	49

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

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methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2022	51

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices,

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bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment

ANNUAL REPORT	MARCH 31, 2022	53

Notes to Financial Statements (Cont.)

activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$1,458,192	$10,926	$(1,084,400)	$(1,380)	$(11,034)	$372,304	$10,926	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$425,469	$156,947	$(582,200)	$(112)	$41	$145	$547	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined

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by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all

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Notes to Financial Statements (Cont.)

of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

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Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are

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recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

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During the period ended March 31, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees,

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Notes to Financial Statements (Cont.)

risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

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(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount

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Notes to Financial Statements (Cont.)

of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Notes to Financial Statements (Cont.)

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s

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March 31, 2022

service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders;

ANNUAL REPORT	MARCH 31, 2022	67

Notes to Financial Statements (Cont.)

impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements

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maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2022	69

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class C-2	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.25%	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C, Class C-2 and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C, Class C-2 and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares, 0.50% for Class C-2 shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C, Class C-2 and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C, Class C-2 and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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March 31, 2022

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class C-2	0.50%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class C and Class C-2 shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets

ANNUAL REPORT	MARCH 31, 2022	71

Notes to Financial Statements (Cont.)

attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $29,127.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$121,515	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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March 31, 2022

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$20,540,939	$19,891,701	$2,715,325	$816,996

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	291,663	$2,872,780	283,782		$2,813,017

I-2	78,291	770,076	95,398		945,597

I-3	4,219	41,286	7,651		75,782

Administrative Class	671	6,589	2,233		22,136

Class A	16,639	163,862	42,977		426,186

Class C	744	7,268	2,665		26,403

Class C-2	26	257	33	(a)	330	(a)

Class R	3,726	36,628	4,033		39,981

ANNUAL REPORT	MARCH 31, 2022	73

Notes to Financial Statements (Cont.)

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	4,524	$44,343	6,087	$60,333

I-2	1,545	15,144	2,462	24,395

I-3	43	421	25	247

Administrative Class	21	206	52	516

Class A	518	5,083	1,010	10,008

Class C	13	125	82	814

Class C-2	0	0	0 (a)	0 (a)

Class R	33	321	86	848

Cost of shares redeemed

Institutional Class	(209,547)	(2,056,337)	(265,922)	(2,629,898)

I-2	(56,884)	(558,172)	(98,270)	(973,993)

I-3	(2,000)	(19,525)	(5,528)	(54,490)

Administrative Class	(1,809)	(17,820)	(2,954)	(29,269)

Class A	(35,520)	(349,511)	(30,025)	(297,721)

Class C	(2,769)	(27,255)	(10,238)	(101,549)

Class C-2	(7)	(73)	0 (a)	0 (a)

Class R	(2,720)	(26,664)	(4,045)	(40,000)

Net increase (decrease) resulting from Fund share transactions	91,420	$909,032	31,594	$319,673

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class C-2 was October 21, 2020.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations,

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March 31, 2022

which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Low Duration Fund	$0	$0	$(149,614)	$(524)	$(516,790)	$0	$(3,938)	$(670,866)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, and interest accrued on defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Low Duration Fund	$243,205	$273,585

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Low Duration Fund	$9,802,421	$188,126	$(337,829)	$(149,703)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, and interest accrued on defaulted securities.

ANNUAL REPORT	MARCH 31, 2022	75

Notes to Financial Statements (Cont.)

March 31, 2022

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Low Duration Fund	$50,221	$0	$21,325	$106,155	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

76	PIMCO LOW DURATION FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Low Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Low Duration Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2022	77

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSH	Banco Santander S.A. - New York Branch	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	TDM	TD Securities (USA) LLC
FICC	Fixed Income Clearing Corporation	TOR	The Toronto-Dominion Bank
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
DKK	Danish Krone	PEN	Peruvian New Sol
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SEK	Swedish Krona
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	MUTKCALM	Tokyo Overnight Average Rate
BP0003M	3 Month GBP-LIBOR	SOFRINDX	Secured Overnight Financing Rate Index
CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate
EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
CDI	Brazil Interbank Deposit Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined

78	PIMCO LOW DURATION FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends
PIMCO Low Duration Fund	0%	0%	$50,221	$0	$46,477

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Low Duration Fund	0%

ANNUAL REPORT	MARCH 31, 2022	79

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

80	PIMCO LOW DURATION FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2022	81

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

82	PIMCO LOW DURATION FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2022	83

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

84	PIMCO LOW DURATION FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

ANNUAL REPORT	MARCH 31, 2022	85

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3014AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

PIMCO Real Return Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

2	PIMCO REAL RETURN FUND

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2022	3

Chairman’s Letter (Cont.)

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO REAL RETURN FUND

Important Information About the PIMCO Real Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the PIMCO Real Return Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, 1-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and

6	PIMCO REAL RETURN FUND

represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/27/18	04/28/00	01/29/97	01/29/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been

ANNUAL REPORT	MARCH 31, 2022	7

Important Information About the PIMCO Real Return Fund (Cont.)

adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also

8	PIMCO REAL RETURN FUND

defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2022	9

PIMCO Real Return Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	3.86%	4.50%	2.75%	5.72%
PIMCO Real Return Fund I-2	3.75%	4.40%	2.64%	5.62%
PIMCO Real Return Fund I-3	3.70%	4.35%	2.59%	5.57%
PIMCO Real Return Fund Administrative Class	3.60%	4.24%	2.49%	5.45%
PIMCO Real Return Fund Class A	3.44%	4.09%	2.34%	5.28%
PIMCO Real Return Fund Class A (adjusted)	-0.44%	3.29%	1.95%	5.15%
PIMCO Real Return Fund Class C	2.93%	3.57%	1.83%	4.75%
PIMCO Real Return Fund Class C (adjusted)	1.95%	3.57%	1.83%	4.75%
PIMCO Real Return Fund Class R	3.19%	3.83%	2.08%	5.01%
Bloomberg U.S. TIPS Index	4.29%	4.43%	2.69%	5.26%
Lipper Inflation-Protected Bond Funds Average	3.65%	3.82%	2.10%	4.40%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.47% for Institutional Class shares, 0.57% for I-2 shares, 0.67% for I-3 shares, 0.72% for Administrative Class shares, 0.87% for Class A shares, 1.37% for Class C shares, and 1.12% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO REAL RETURN FUND

Institutional Class - PRRIX	I-2 - PRLPX	I-3 - PRNPX	Administrative Class - PARRX
Class A - PRTNX	Class C - PRTCX	Class R - PRRRX

Allocation Breakdown as of March 31, 2022†§

U.S. Treasury Obligations	78.9%
Sovereign Issues	7.3%
Asset-Backed Securities	5.3%
Corporate Bonds & Notes	3.8%
U.S. Government Agencies	2.6%
Non-Agency Mortgage-Backed Securities	1.6%
Preferred Securities	0.4%
Short-Term Instruments‡	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute returns, as TIPS posted positive returns.

»	Overweight exposure to European breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, contributed to relative performance, as European BEI moved higher.

»	Overweight exposure to U.S. breakeven inflation contributed to relative performance, as U.S. BEI moved higher.

»	Underweight exposure to U.K. interest rates contributed to relative performance, as U.K. rates moved higher.

»	Underweight exposure to U.K. BEI detracted from relative performance, as U.K. BEI moved higher.

»	Curve positioning in eurozone interest rates, specifically overweight exposure to intermediate maturities relative to longer-term maturities detracted from relative performance, as intermediate maturities underperformed.

»	Curve positioning in U.S. interest rates, specifically overweight exposure to intermediate maturities relative to longer-term maturities detracted from relative performance, as intermediate maturities underperformed.

ANNUAL REPORT	MARCH 31, 2022	11

Expense Example PIMCO Real Return Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$990.40	$2.38	$1,000.00	$1,022.54	$2.42	0.48%
I-2	1,000.00	989.90	2.88	1,000.00	1,022.04	2.92	0.58
I-3	1,000.00	989.70	3.13	1,000.00	1,021.79	3.18	0.63
Administrative Class	1,000.00	989.20	3.62	1,000.00	1,021.29	3.68	0.73
Class A	1,000.00	988.50	4.36	1,000.00	1,020.54	4.43	0.88
Class C	1,000.00	986.00	6.83	1,000.00	1,018.05	6.94	1.38
Class R	1,000.00	987.20	5.60	1,000.00	1,019.30	5.69	1.13

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO REAL RETURN FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	13

Financial Highlights PIMCO Real Return Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2022	$12.06	$0.75	$(0.28)	$0.47	$(0.75)	$0.00	$0.00	$(0.75)

03/31/2021	11.29	0.17	0.93	1.10	(0.33)	0.00	0.00	(0.33)

03/31/2020	10.91	0.29	0.32	0.61	(0.23)	0.00	0.00	(0.23)

03/31/2019	10.90	0.23	0.04	0.27	(0.26)	0.00	0.00	(0.26)

03/31/2018	11.06	0.28	(0.17)	0.11	(0.27)	0.00	0.00	(0.27)

I-2

03/31/2022	12.06	0.74	(0.28)	0.46	(0.74)	0.00	0.00	(0.74)

03/31/2021	11.29	0.16	0.93	1.09	(0.32)	0.00	0.00	(0.32)

03/31/2020	10.91	0.28	0.32	0.60	(0.22)	0.00	0.00	(0.22)

03/31/2019	10.90	0.24	0.02	0.26	(0.25)	0.00	0.00	(0.25)

03/31/2018	11.06	0.27	(0.17)	0.10	(0.26)	0.00	0.00	(0.26)

I-3

03/31/2022	12.06	0.72	(0.27)	0.45	(0.73)	0.00	0.00	(0.73)

03/31/2021	11.29	0.18	0.90	1.08	(0.31)	0.00	0.00	(0.31)

03/31/2020	10.91	0.42	0.17	0.59	(0.21)	0.00	0.00	(0.21)

04/27/2018 - 03/31/2019	10.84	0.00	0.27	0.27	(0.20)	0.00	0.00	(0.20)

Administrative Class

03/31/2022	12.06	0.77	(0.33)	0.44	(0.72)	0.00	0.00	(0.72)

03/31/2021	11.29	0.15	0.92	1.07	(0.30)	0.00	0.00	(0.30)

03/31/2020	10.91	0.26	0.32	0.58	(0.20)	0.00	0.00	(0.20)

03/31/2019	10.90	0.22	0.02	0.24	(0.23)	0.00	0.00	(0.23)

03/31/2018	11.06	0.26	(0.18)	0.08	(0.24)	0.00	0.00	(0.24)

Class A

03/31/2022	12.06	0.70	(0.28)	0.42	(0.70)	0.00	0.00	(0.70)

03/31/2021	11.29	0.12	0.93	1.05	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.91	0.24	0.32	0.56	(0.18)	0.00	0.00	(0.18)

03/31/2019	10.90	0.19	0.04	0.23	(0.22)	0.00	0.00	(0.22)

03/31/2018	11.06	0.24	(0.18)	0.06	(0.22)	0.00	0.00	(0.22)

Class C

03/31/2022	12.06	0.64	(0.28)	0.36	(0.64)	0.00	0.00	(0.64)

03/31/2021	11.29	0.03	0.96	0.99	(0.22)	0.00	0.00	(0.22)

03/31/2020	10.91	0.22	0.29	0.51	(0.13)	0.00	0.00	(0.13)

03/31/2019	10.90	0.15	0.02	0.17	(0.16)	0.00	0.00	(0.16)

03/31/2018	11.06	0.19	(0.18)	0.01	(0.17)	0.00	0.00	(0.17)

14	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.78	3.86%	$7,725,995	0.47%		0.47%		0.45%		0.45%		6.18%		104%

12.06	9.75	7,164,153	0.47		0.47		0.45		0.45		1.42		225

11.29	5.61	5,522,909	0.53		0.53		0.45		0.45		2.57		314

10.91	2.54	5,517,445	0.98		0.98		0.45		0.45		2.12		254

10.90	0.97	5,897,511	0.88		0.88		0.45		0.45		2.57		165

11.78	3.75	1,693,296	0.57		0.57		0.55		0.55		6.03		104

12.06	9.64	1,202,563	0.57		0.57		0.55		0.55		1.34		225

11.29	5.51	935,442	0.63		0.63		0.55		0.55		2.52		314

10.91	2.44	974,012	1.08		1.08		0.55		0.55		2.26		254

10.90	0.87	1,526,955	0.98		0.98		0.55		0.55		2.47		94

11.78	3.70	47,216	0.62		0.67		0.60		0.65		5.90		104

12.06	9.58	27,902	0.62		0.67		0.60		0.65		1.47		225

11.29	5.46	10,697	0.68		0.73		0.60		0.65		3.82		314

10.91	2.52	547,619	1.13	*	1.18	*	0.60	*	0.65	*	(0.02	)*	254

11.78	3.60	382,874	0.72		0.72		0.70		0.70		6.29		104

12.06	9.47	836,823	0.72		0.72		0.70		0.70		1.24		225

11.29	5.35	294,894	0.78		0.78		0.70		0.70		2.37		314

10.91	2.28	326,112	1.23		1.23		0.70		0.70		2.02		254

10.90	0.72	467,089	1.13		1.13		0.70		0.70		2.34		94

11.78	3.44	1,825,061	0.87		0.87		0.85		0.85		5.76		104

12.06	9.31	1,794,767	0.87		0.87		0.85		0.85		0.97		225

11.29	5.19	1,840,709	0.93		0.93		0.85		0.85		2.19		314

10.91	2.13	1,925,170	1.38		1.38		0.85		0.85		1.78		254

10.90	0.57	2,270,060	1.28		1.28		0.85		0.85		2.20		94

11.78	2.93	123,275	1.37		1.37		1.35		1.35		5.22		104

12.06	8.75	74,017	1.37		1.37		1.35		1.35		0.21		225

11.29	4.67	137,907	1.43		1.43		1.35		1.35		1.95		314

10.91	1.62	247,192	1.88		1.88		1.35		1.35		1.36		254

10.90	0.07	365,067	1.78		1.78		1.35		1.35		1.70		94

ANNUAL REPORT	MARCH 31, 2022	15

Financial Highlights PIMCO Real Return Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2022	$12.06	$0.67	$(0.28)	$0.39	$(0.67)	$0.00	$0.00	$(0.67)

03/31/2021	11.29	0.09	0.93	1.02	(0.25)	0.00	0.00	(0.25)

03/31/2020	10.91	0.22	0.32	0.54	(0.16)	0.00	0.00	(0.16)

03/31/2019	10.90	0.16	0.04	0.20	(0.19)	0.00	0.00	(0.19)

03/31/2018	11.06	0.21	(0.17)	0.04	(0.20)	0.00	0.00	(0.20)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.78	3.19%	$247,703	1.12%	1.12%	1.10%	1.10%	5.51%	104%

12.06	9.04	241,998	1.12	1.12	1.10	1.10	0.73	225

11.29	4.93	226,195	1.18	1.18	1.10	1.10	1.96	314

10.91	1.88	241,378	1.63	1.63	1.10	1.10	1.52	254

10.90	0.32	281,230	1.53	1.53	1.10	1.10	1.93	94

ANNUAL REPORT	MARCH 31, 2022	17

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$15,641,205
Investments in Affiliates	8,940

Financial Derivative Instruments
Exchange-traded or centrally cleared	12,484
Over the counter	117,271
Deposits with counterparty	12,288
Foreign currency, at value	101,899
Receivable for investments sold	1,683,236
Receivable for investments sold on a delayed-delivery basis	2,319
Receivable for TBA investments sold	721,725
Receivable for Fund shares sold	18,997
Interest and/or dividends receivable	33,007
Dividends receivable from Affiliates	14
Reimbursement receivable from PIMCO	2

Total Assets	18,353,387

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$4,925,815
Payable for sale-buyback transactions	18,674
Payable for short sales	39,050

Financial Derivative Instruments
Exchange-traded or centrally cleared	30,193
Over the counter	99,024
Payable for investments purchased	53,968
Payable for investments in Affiliates purchased	14
Payable for TBA investments purchased	1,039,584
Deposits from counterparty	47,938
Payable for Fund shares redeemed	40,928
Distributions payable	6,873
Overdraft due to custodian	159
Accrued investment advisory fees	2,583
Accrued supervisory and administrative fees	2,503
Accrued distribution fees	188
Accrued servicing fees	473

Total Liabilities	6,307,967

Net Assets	$12,045,420

Net Assets Consist of:

Paid in capital	$11,843,413
Distributable earnings (accumulated loss)	202,007

Net Assets	$12,045,420

Cost of investments in securities	$15,280,574
Cost of investments in Affiliates	$8,940
Cost of foreign currency held	$104,305
Proceeds received on short sales	$39,005
Cost or premiums of financial derivative instruments, net	$(5,608)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2022

Net Assets:

Institutional Class	$7,725,995
I-2	1,693,296
I-3	47,216
Administrative Class	382,874
Class A	1,825,061
Class C	123,275
Class R	247,703

Shares Issued and Outstanding:

Institutional Class	655,847
I-2	143,740
I-3	4,008
Administrative Class	32,502
Class A	154,926
Class C	10,465
Class R	21,027

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.78
I-2	11.78
I-3	11.78
Administrative Class	11.78
Class A	11.78
Class C	11.78
Class R	11.78

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2022	19

Statement of Operations PIMCO Real Return Fund

Year Ended March 31, 2022
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$785,558
Dividends	3,918
Dividends from Investments in Affiliates	17,217
Total Income	806,693

Expenses:

Investment advisory fees	30,267
Supervisory and administrative fees	29,076
Distribution and/or servicing fees - Administrative Class	1,749
Distribution and/or servicing fees - Class A	4,610
Distribution and/or servicing fees - Class C	737
Distribution and/or servicing fees - Class R	1,244
Trustee fees	65
Interest expense	2,159
Miscellaneous expense	2
Total Expenses	69,909
Waiver and/or Reimbursement by PIMCO	(21)
Net Expenses	69,888

Net Investment Income (Loss)	736,805

Net Realized Gain (Loss):

Investments in securities	102,791
Investments in Affiliates	(19,399)
Exchange-traded or centrally cleared financial derivative instruments	(45,053)
Over the counter financial derivative instruments	158,179
Foreign currency	822

Net Realized Gain (Loss)	197,340

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(470,057)
Exchange-traded or centrally cleared financial derivative instruments	(10,175)
Over the counter financial derivative instruments	(24,879)
Foreign currency assets and liabilities	(1,835)

Net Change in Unrealized Appreciation (Depreciation)	(506,946)

Net Increase (Decrease) in Net Assets Resulting from Operations	$427,199

* Foreign tax withholdings	$92

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$736,805	$131,354
Net realized gain (loss)	197,340	144,095
Net change in unrealized appreciation (depreciation)	(506,946)	592,368

Net Increase (Decrease) in Net Assets Resulting from Operations	427,199	867,817

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(474,607)	(178,280)
I-2	(90,188)	(26,522)
I-3	(2,453)	(673)
Administrative Class	(43,765)	(15,350)
Class A	(106,029)	(41,877)
Class C	(5,140)	(1,872)
Class R	(13,680)	(5,036)

Total Distributions(a)	(735,862)	(269,610)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,011,860	1,775,263

Total Increase (Decrease) in Net Assets	703,197	2,373,470

Net Assets:

Beginning of year	11,342,223	8,968,753
End of year	$12,045,420	$11,342,223

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	21

Statement of Cash Flows PIMCO Real Return Fund

Year Ended March 31, 2022 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$427,199

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(17,990,519)
Proceeds from sales of long-term securities	16,057,551
(Purchases) Proceeds from sales of short-term portfolio investments, net	(183,563)
(Increase) decrease in deposits with counterparty	(4,149)
(Increase) decrease in receivable for investments sold	(250,870)
(Increase) decrease in interest and/or dividends receivable	1,851
(Increase) decrease in dividends receivable from Affiliates	(8)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(35,670)
Proceeds from (Payments on) over the counter financial derivative instruments	158,530
(Increase) decrease in reimbursement receivable from PIMCO	(1)
Increase (decrease) in payable for investments purchased	(872,677)
Increase (decrease) in deposits from counterparty	(6,837)
Increase (decrease) in accrued investment advisory fees	191
Increase (decrease) in accrued supervisory and administrative fees	215
Increase (decrease) in accrued distribution fees	(67)
Increase (decrease) in accrued servicing fees	23
Proceeds from (Payments on) short sales transactions, net	(23,689)
Proceeds from (Payments on) foreign currency transactions	(1,173)
Net Realized (Gain) Loss
Investments in securities	(102,791)
Investments in Affiliates	19,399
Exchange-traded or centrally cleared financial derivative instruments	45,053
Over the counter financial derivative instruments	(158,179)
Foreign currency	(822)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	470,057
Exchange-traded or centrally cleared financial derivative instruments	10,175
Over the counter financial derivative instruments	24,879
Foreign currency assets and liabilities	1,835
Net amortization (accretion) on investments	123,920
Net Cash Provided by (Used for) Operating Activities	(2,290,137)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	5,318,014
Payments on shares redeemed	(4,953,391)
Increase (decrease) in overdraft due to custodian	159
Cash distributions paid*	(48,438)
Proceeds from reverse repurchase agreements	347,477,704
Payments on reverse repurchase agreements	(345,449,646)
Proceeds from sale-buyback transactions	13,155,480
Payments on sale-buyback transactions	(13,139,128)
Net Cash Received from (Used for) Financing Activities	2,360,754

Net Increase (Decrease) in Cash and Foreign Currency	70,617

Cash and Foreign Currency:

Beginning of year	31,282
End of year	101,899
* Reinvestment of distributions	$682,342

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$1,931

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year or period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO REAL RETURN FUND	See Accompanying Notes

Schedule of Investments PIMCO Real Return Fund

March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.8%

CORPORATE BONDS & NOTES 5.0%

BANKING & FINANCE 4.9%

Aviation Capital Group LLC
4.375% due 01/30/2024		$100	$100

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		143	127

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(f)(g)	EUR	1,400	1,604

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$11,550	11,672

Dexia Credit Local SA
2.375% due 09/20/2022		1,200	1,206

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		9,800	9,817

ING Bank NV
2.625% due 12/05/2022		14,800	14,875

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	45,601	5,851
1.000% due 10/01/2050		358,213	46,637
1.000% due 10/01/2053		144,478	18,192
1.500% due 10/01/2053		136,847	18,171
2.500% due 10/01/2047		8	1

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(f)(g)	EUR	700	801

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~		$10,700	10,799
4.519% due 06/25/2024 •		6,900	7,006

Nissan Motor Acceptance Co. LLC
2.650% due 07/13/2022		100	100
3.875% due 09/21/2023		100	101

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	18,689	2,399
1.000% due 10/01/2050		268,133	34,852
1.000% due 10/01/2053		12,308	1,587
1.500% due 10/01/2053		238,776	31,633
2.000% due 10/01/2053		8,900	1,230
2.500% due 10/01/2047		4	1

Nykredit Realkredit AS
0.500% due 10/01/2043		135,435	17,400
1.000% due 10/01/2050		1,168,002	151,751
1.000% due 10/01/2053		58,721	7,527
1.500% due 10/01/2053		723,557	96,220
2.500% due 10/01/2047		22	3

Realkredit Danmark AS
1.000% due 10/01/2050		356,708	46,411
1.000% due 10/01/2053		50,936	6,501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 10/01/2053	DKK	73,495	$9,857
2.500% due 04/01/2047		9	1

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		$200	200

UniCredit SpA
7.830% due 12/04/2023		37,100	39,445

			594,078

INDUSTRIALS 0.1%

AbbVie, Inc.
2.900% due 11/06/2022		200	201

Discovery Communications LLC
2.950% due 03/20/2023		105	105

Imperial Brands Finance PLC
3.750% due 07/21/2022		400	401

Komatsu Finance America, Inc.
2.437% due 09/11/2022		200	200

Penske Truck Leasing Co. LP
4.250% due 01/17/2023		100	102

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		200	203

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		1,348	1,377

VMware, Inc.
3.900% due 08/21/2027		1,900	1,928

			4,517

UTILITIES 0.0%

Duke Energy Corp.
2.400% due 08/15/2022		200	200

Eversource Energy
2.900% due 10/01/2024		300	299

Oncor Electric Delivery Co. LLC
7.000% due 09/01/2022		200	204

Petrobras Global Finance BV
5.093% due 01/15/2030		1,229	1,229

Progress Energy, Inc.
3.150% due 04/01/2022		100	100

Tampa Electric Co.
2.600% due 09/15/2022		200	201

			2,233

Total Corporate Bonds & Notes (Cost $682,273)			600,828

U.S. GOVERNMENT AGENCIES 3.4%

Fannie Mae
0.247% due 12/25/2036 - 07/25/2037 •		202	198
0.317% due 03/25/2036 •		48	48

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.807% due 07/25/2037 - 05/25/2042 •	$102	$102
0.897% due 05/25/2036 •	25	25
0.902% due 02/25/2037 •	141	142
1.303% due 06/01/2043 •	13	14
1.304% due 09/01/2044 - 10/01/2044 •	370	378
1.467% due 04/01/2032 •	12	12
1.684% due 04/01/2027 •	7	7
1.840% due 11/01/2033 •	15	15
1.893% due 10/01/2033 •	2	2
1.900% due 02/01/2032 •	4	4
1.921% due 05/01/2035 •	29	29
1.934% due 02/01/2034 •	11	11
1.959% due 05/25/2035 ~	7	7
2.024% due 04/01/2033 •	79	82
2.485% due 04/01/2035 •	20	20
4.012% due 12/01/2036 •	11	12
4.956% due 09/01/2034 •	6	6
6.500% due 06/25/2028	13	13

Freddie Mac
0.667% due 01/15/2037 •	4	4
0.717% due 08/25/2031 •	91	89
0.737% due 09/25/2031 •	222	221
1.304% due 02/25/2045 •	355	359
1.541% due 07/25/2044 •	70	72
1.745% due 09/01/2036 •	18	19
1.885% due 10/01/2036 •	25	25
2.000% due 07/01/2036 •	45	46
2.066% due 06/01/2033 •	73	74
2.297% due 01/01/2034 •	50	50
2.338% due 01/01/2034 •	144	144
6.500% due 01/25/2028	5	5
7.000% due 10/15/2030	13	14

Ginnie Mae
0.382% due 08/20/2068 •	11,077	10,839
1.051% due 01/20/2060 •	9,029	9,058
1.625% due 07/20/2035 •	6	6
1.750% due 12/20/2035 •	199	205

Uniform Mortgage-Backed Security
4.000% due 08/01/2038 - 04/01/2050	40,585	41,797

Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2052	112,480	112,338
4.000% due 04/01/2052 - 06/01/2052	228,830	232,592

Total U.S. Government Agencies (Cost $413,775)		409,084

U.S. TREASURY OBLIGATIONS 102.6%

U.S. Treasury Bonds
1.625% due 11/15/2050 (i)	13,790	11,317

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022 (m)	$206,437	$207,228
0.125% due 07/15/2022	147,504	151,548
0.125% due 01/15/2023	325,748	337,138
0.125% due 07/15/2024	161,579	169,603
0.125% due 10/15/2024 (i)(k)(m)	289,053	302,431
0.125% due 04/15/2025 (i)(k)	200,548	209,684
0.125% due 10/15/2025 (i)(m)	86,119	90,301
0.125% due 04/15/2026	85,401	89,300
0.125% due 07/15/2026	238,874	251,178
0.125% due 10/15/2026 (i)	324,112	340,840
0.125% due 01/15/2030	306,763	324,042
0.125% due 07/15/2030	196,428	208,470
0.125% due 01/15/2031	258,289	273,577
0.125% due 07/15/2031	1,127,090	1,199,768
0.125% due 01/15/2032	265,008	282,100
0.125% due 02/15/2051	113,730	116,633
0.125% due 02/15/2052	49,374	51,289
0.250% due 01/15/2025 (k)	215,622	226,175
0.250% due 07/15/2029	295,068	315,203
0.250% due 02/15/2050	78,988	83,070
0.375% due 07/15/2023	198,596	208,484
0.375% due 07/15/2025 (k)	58,404	61,784
0.375% due 01/15/2027	227,067	240,770
0.375% due 07/15/2027	220,658	235,137
0.500% due 04/15/2024 (i)(k)	377,762	397,115
0.500% due 01/15/2028	418,503	447,908
0.625% due 04/15/2023 (i)(k)(m)	462,642	482,410
0.625% due 01/15/2024 (i)(k)(m)	338,887	356,485
0.625% due 01/15/2026 (i)(k)(m)	326,318	348,010
0.625% due 02/15/2043	69,221	77,325
0.750% due 07/15/2028	298,548	326,693
0.750% due 02/15/2042	216,493	247,657
0.750% due 02/15/2045	162,200	186,412
0.875% due 01/15/2029	203,253	224,550
0.875% due 02/15/2047 (i)	152,429	182,698
1.000% due 02/15/2046	225,025	274,195
1.000% due 02/15/2048	57,559	71,541
1.000% due 02/15/2049 (m)	39,440	49,386
1.375% due 02/15/2044 (i)	406,232	521,305
1.750% due 01/15/2028 (i)	292,157	334,649
2.000% due 01/15/2026	145,459	163,042
2.125% due 02/15/2040	111,161	157,333
2.125% due 02/15/2041	113,939	161,181
2.375% due 01/15/2025	224,977	249,776
2.375% due 01/15/2027 (m)	2,406	2,793
2.500% due 01/15/2029	156,934	191,278
3.375% due 04/15/2032 (m)	12,351	17,434
3.625% due 04/15/2028 (i)	423,095	536,167
3.875% due 04/15/2029	244,662	323,657

24	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
1.750% due 12/31/2024 (i)	$38,020	$37,264

Total U.S. Treasury Obligations (Cost $11,900,035)		12,355,334

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%

Adjustable Rate Mortgage Trust
2.660% due 10/25/2035 ^~	181	178
2.773% due 08/25/2035 ~	108	106

Alliance Bancorp Trust
0.937% due 07/25/2037 •	3,737	3,471

American Home Mortgage Assets Trust
0.647% due 05/25/2046 ^•	270	238
0.667% due 10/25/2046 •	4,728	2,939

American Home Mortgage Investment Trust
2.329% due 09/25/2045 •	28	28

AREIT Trust
2.784% due 04/15/2037 •	2,379	2,378

Banc of America Funding Trust
3.150% due 01/20/2047 ~	3,048	2,847
3.482% due 01/20/2047 ^~	100	97
5.753% due 10/25/2036 ^þ	113	108
6.337% due 01/25/2037 ^þ	100	96
6.388% due 04/25/2037 ^þ	79	78

Banc of America Mortgage Trust
2.409% due 11/25/2035 ^~	303	290
2.697% due 07/25/2035 ^~	161	159

BCAP LLC Trust
0.797% due 01/25/2037 ^•	890	842
2.892% due 04/26/2036 ~	1,597	1,418

Bear Stearns Adjustable Rate Mortgage Trust
2.090% due 01/25/2034 ~	84	83
2.482% due 01/25/2034 ~	289	295
2.682% due 10/25/2035 ~	230	233
2.731% due 11/25/2034 ~	36	36
2.744% due 02/25/2034 ~	248	248
2.779% due 11/25/2030 ~	44	44
2.947% due 07/25/2036 ^~	541	523
3.133% due 05/25/2047 ^~	494	484
3.318% due 02/25/2036 ^~	91	89

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
2.627% due 05/25/2035 ~	$24	$24
2.694% due 08/25/2036 ^~	260	189
2.874% due 09/25/2035 ^~	42	31
3.051% due 11/25/2036 ~	603	432
3.083% due 08/25/2036 ^~	389	322
3.088% due 09/25/2047 ^~	3,175	2,011

BSST Mortgage Trust
1.605% due 02/15/2037 ~	3,200	3,190

Chase Mortgage Finance Trust
2.326% due 02/25/2037 ~	17	17
2.686% due 02/25/2037 ~	34	35
2.787% due 12/25/2035 ^~	138	131

ChaseFlex Trust
0.957% due 06/25/2035 •	196	67

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.637% due 07/25/2036 •	195	188

CIM Trust
1.457% due 02/25/2049 •	197	197

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 09/25/2033	205	173

Citigroup Mortgage Loan Trust
2.329% due 03/25/2034 ~	55	56
2.470% due 05/25/2035 •	48	47
2.562% due 07/25/2046 ^~	441	431
3.185% due 09/25/2037 ^~	156	148
3.228% due 09/25/2059 þ	3,958	3,959

Citigroup Mortgage Loan Trust, Inc.
1.860% due 09/25/2035 •	66	66

Countrywide Alternative Loan Trust
0.629% due 02/20/2047 ^•	51	41
0.644% due 12/20/2046 ^•	2,846	2,496
0.659% due 07/20/2046 ^•	2,844	2,195
0.869% due 03/20/2046 ~	121	101
1.087% due 11/20/2035 •	285	273
1.141% due 12/25/2035 •	490	447
1.157% due 10/25/2035 ^•	81	59
3.118% due 02/25/2037 ^~	1,545	1,534
5.000% due 07/25/2035	95	68
5.500% due 11/25/2035 ^	20	19
5.750% due 05/25/2036	1,000	533
6.000% due 01/25/2037 ^	3,256	2,338
6.000% due 02/25/2037 ^	63	37
6.000% due 04/25/2037	1,175	1,149
6.500% due 08/25/2032	24	24

Countrywide Home Loan Mortgage Pass-Through Trust
1.037% due 04/25/2035 ~	246	227
1.097% due 03/25/2035 •	6	6
2.499% due 01/20/2035 ~	19	20
2.554% due 11/20/2034 ~	2	2
2.674% due 02/25/2047 ^~	129	125
2.696% due 11/25/2034 ~	5	5

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.713% due 10/20/2035 ~		$12,250	$12,184
2.773% due 04/20/2036 ^~		24	21
2.803% due 03/25/2037 ^~		119	110
2.934% due 11/25/2037 ~		1,210	1,192
3.117% due 02/20/2036 ^~		36	30
3.119% due 04/25/2035 ^~		37	35
5.500% due 11/25/2035 ^		80	58
5.500% due 04/25/2038		205	205
6.000% due 04/25/2036		1,292	868
6.000% due 03/25/2037 ^		3,770	2,535

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.103% due 07/25/2033 ~		3	3

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~		375	144

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.444% due 10/25/2035 ~		21	21

First Horizon Alternative Mortgage Securities Trust
2.134% due 06/25/2034 ~		225	227
2.371% due 09/25/2034 ~		53	52
6.000% due 02/25/2037 ^		703	405
6.250% due 08/25/2037 ^		160	94

First Horizon Mortgage Pass-Through Trust
2.774% due 08/25/2035 ~		264	196

Great Hall Mortgages PLC
0.386% due 06/18/2038 •	GBP	229	298
1.100% due 03/18/2039 •		282	366

GreenPoint Mortgage Funding Trust
0.897% due 06/25/2045 •		$375	358

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	118	127

GSR Mortgage Loan Trust
2.654% due 11/25/2035 ~		$20	20
2.798% due 11/25/2035 ~		128	130
3.024% due 07/25/2035 ~		74	76
3.142% due 11/25/2035 ^~		402	379
3.145% due 04/25/2035 ~		29	29

HarborView Mortgage Loan Trust
0.639% due 09/19/2037 ~		159	154
0.642% due 03/19/2036 ^•		416	411
0.889% due 05/19/2035 •		4	4
0.949% due 01/19/2036 •		1,103	741
1.069% due 11/19/2035 •		565	485
1.129% due 06/20/2035 ~		160	157
2.169% due 04/19/2034 ~		55	53
2.434% due 01/19/2035 ~		181	183

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	26,775	35,230

HomeBanc Mortgage Trust
2.503% due 04/25/2037 ^~		$593	580

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		343	341

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
1.357% due 10/25/2033 •	$7	$7

IndyMac INDA Mortgage Loan Trust
2.740% due 11/25/2035 ^~	141	120
2.892% due 08/25/2036 ~	312	285
2.914% due 11/25/2035 ^~	3	3

IndyMac INDB Mortgage Loan Trust
1.057% due 11/25/2035 ^•	131	88

IndyMac INDX Mortgage Loan Trust
0.697% due 07/25/2036 •	613	595
0.757% due 06/25/2037 ^•	278	126
0.857% due 06/25/2046 •	1,074	984
1.017% due 07/25/2035 •	250	198
2.483% due 01/25/2036 ^~	56	55
2.770% due 10/25/2035 ~	101	93
2.797% due 10/25/2034 ~	257	258
2.938% due 06/25/2036 ~	158	155
2.946% due 08/25/2035 ~	122	110
2.946% due 08/25/2035 ^~	97	88
2.948% due 12/25/2034 ~	41	42

JP Morgan Alternative Loan Trust
0.917% due 03/25/2036 •	2,108	2,050
0.917% due 12/25/2036 •	13,121	12,764
6.000% due 12/27/2036	117	77

JP Morgan Chase Commercial Mortgage Securities Trust
2.450% due 12/15/2031 •	3,234	3,206

JP Morgan Mortgage Trust
2.256% due 06/25/2036 ^~	17	13
2.314% due 07/25/2035 ~	119	123
2.434% due 10/25/2035 ^~	69	59
2.547% due 08/25/2035 ~	136	136
2.585% due 04/25/2035 ~	2	3
2.598% due 07/25/2035 ~	24	24
2.694% due 06/25/2035 ~	5	5
2.723% due 07/25/2035 ~	51	51
2.764% due 11/25/2035 ^~	127	114
2.862% due 08/25/2035 ~	92	94

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	4,001	3,996

Lehman XS Trust
0.707% due 08/25/2037 •	2,786	2,701
0.817% due 12/25/2036 •	1,062	1,084
1.607% due 12/25/2037 •	11,978	12,692

Luminent Mortgage Trust
0.817% due 12/25/2036 ^•	290	275

MASTR Adjustable Rate Mortgages Trust
0.667% due 04/25/2046 •	848	794
1.640% due 12/25/2033 ~	191	187
2.189% due 12/25/2033 ~	9	10
2.759% due 11/21/2034 ~	142	142

MASTR Alternative Loan Trust
0.857% due 03/25/2036 ^•	919	89

26	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.097% due 11/15/2031 •		$37	$37
1.137% due 09/15/2030 •		23	23

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.837% due 12/15/2030 ~		69	67
0.877% due 06/15/2030 •		29	29
1.257% due 08/15/2032 •		77	74
2.610% due 10/20/2029 •		28	28

Merrill Lynch Mortgage Investors Trust
0.957% due 11/25/2035 •		234	230
1.811% due 02/25/2033 ~		409	389
1.890% due 03/25/2030 •		18	17
1.955% due 05/25/2036 ~		40	38
2.054% due 12/25/2034 ~		179	179
2.090% due 11/25/2029 •		7	6
2.294% due 02/25/2034 ~		536	543
2.423% due 06/25/2037 ~		140	140
2.813% due 02/25/2035 ~		159	159
2.898% due 09/25/2035 ^~		64	57
2.937% due 12/25/2035 ~		48	39

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047 þ		197	99

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		23,620	23,130
4.500% due 05/25/2058 ~		3,220	3,294

New York Mortgage Trust
2.834% due 05/25/2036 ^~		82	75

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.115% due 02/25/2036 ^~		65	57
5.820% due 03/25/2047 þ		221	221
6.138% due 03/25/2047 þ		205	205

Residential Accredit Loans, Inc. Trust
0.757% due 08/25/2035 •		47	39
0.817% due 06/25/2046 ~		2,508	684
1.016% due 10/25/2037 ~		3,469	3,375
1.017% due 12/25/2045 •		683	546
1.501% due 09/25/2045 •		104	100
4.397% due 09/25/2035 ^~		15	12

Residential Asset Securitization Trust
0.857% due 05/25/2035 •		4,560	3,244
0.857% due 01/25/2046 ^•		58	21
5.000% due 05/25/2022 «		1	1
5.500% due 06/25/2033		55	54
6.500% due 06/25/2037		1,772	588

Residential Mortgage Securities PLC
1.547% due 06/20/2070 •	GBP	11,539	15,269

Sequoia Mortgage Trust
0.666% due 05/20/2034 •		$143	144
0.849% due 07/20/2036 •		524	483
1.149% due 10/19/2026 •		13	13
1.209% due 10/20/2027 •		15	14

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.249% due 10/20/2027 •		$27	$27
1.349% due 12/20/2032 •		23	23

Structured Adjustable Rate Mortgage Loan Trust
0.777% due 10/25/2035 ~		367	360
1.541% due 01/25/2035 ^•		13	12
2.329% due 04/25/2034 ~		2	2
2.329% due 10/25/2037 ^•		179	180
2.459% due 02/25/2034 ~		107	107
2.836% due 05/25/2036 ^~		6	5
2.841% due 09/25/2035 ~		183	175
2.868% due 08/25/2035 ~		60	57
2.916% due 11/25/2035 ^~		47	44
3.074% due 09/25/2036 ^~		381	327

Structured Asset Mortgage Investments Trust
0.717% due 03/25/2037 •		78	30
0.877% due 04/25/2036 •		290	272
0.877% due 05/25/2036 •		1,542	1,486
0.917% due 02/25/2036 •		248	237
0.949% due 07/19/2035 •		345	333
1.077% due 12/25/2035 ^~		123	105
1.109% due 09/19/2032 •		62	61
1.109% due 10/19/2034 •		33	32
1.149% due 03/19/2034 •		91	89

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.119% due 01/25/2034 ~		1	1

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 ^þ		1,230	62

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •	GBP	20,764	27,387

WaMu Mortgage Pass-Through Certificates Trust
0.841% due 03/25/2047 ^•		$2,738	2,578
0.911% due 05/25/2047 •		426	408
0.924% due 12/25/2046 ^•		1,313	1,206
1.037% due 07/25/2045 •		14	14
1.121% due 06/25/2046 •		45	45
1.137% due 01/25/2045 •		461	456
1.141% due 02/25/2046 •		331	330
1.257% due 10/25/2044 •		152	144
1.341% due 11/25/2042 •		22	22
1.473% due 02/27/2034 •		342	346
1.541% due 06/25/2042 •		32	32
1.557% due 07/25/2044 •		641	630
2.461% due 03/25/2034 ~		32	32
2.545% due 01/25/2037 ^~		784	751
2.585% due 06/25/2033 ~		161	162
2.671% due 12/25/2035 ~		18	18
2.713% due 04/25/2037 ^~		511	502
2.716% due 12/25/2036 ^~		500	487
2.777% due 03/25/2035 ~		37	38
2.795% due 02/25/2037 ^~		977	918
2.849% due 12/25/2035 ~		1,067	1,074
2.859% due 12/25/2035 ~		232	234
2.943% due 09/25/2035 ~		118	117
3.059% due 08/25/2036 ^~		88	87

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.110% due 02/25/2037 ^~		$221	$217
3.255% due 05/25/2037 ^~		1,051	930

Washington Mutual Mortgage Pass-Through Certificates Trust
1.111% due 05/25/2046 ^•		882	759
6.000% due 06/25/2037		4,930	4,464
6.500% due 08/25/2035		185	175

Wells Fargo Mortgage-Backed Securities Trust
2.494% due 10/25/2036 ~		12	12
2.868% due 12/28/2037 ~		1,795	1,771
2.885% due 04/25/2036 ~		458	446

Total Non-Agency Mortgage-Backed Securities (Cost $245,844)			247,661

ASSET-BACKED SECURITIES 6.9%

ACE Securities Corp. Home Equity Loan Trust
1.147% due 05/25/2035 •		$1,148	1,147
2.257% due 10/25/2032 •		12	12
2.257% due 06/25/2034 •		47	47

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	1,800	1,976

Aegis Asset-Backed Securities Trust
1.102% due 12/25/2035 •		$2,350	2,286

American Money Management Corp. CLO Ltd.
1.316% due 11/10/2030 •		5,200	5,134

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.387% due 05/25/2035 •		1,558	1,556

Anchorage Capital CLO Ltd.
1.291% due 07/15/2030 •		8,500	8,499
1.381% due 07/15/2032 •		400	393
1.399% due 07/22/2032 •		1,000	994

Apidos CLO
1.141% due 07/18/2029 •		4,000	3,965
1.171% due 07/17/2030 •		10,900	10,888

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	1,486	1,637

Arbor Realty Commercial Real Estate Notes Ltd.
1.500% due 01/15/2037 •		$6,100	6,070

Ares CLO Ltd.
1.291% due 04/18/2031 ~		800	787
1.291% due 01/15/2032 ~		4,000	3,970
1.309% due 04/22/2031 •		1,800	1,786

Ares European CLO DAC
0.780% due 10/15/2031 •	EUR	5,900	6,478

Argent Mortgage Loan Trust
0.937% due 05/25/2035 •		$1,468	1,365

Argent Securities Trust
0.757% due 07/25/2036 •		3,143	2,949
0.777% due 05/25/2036 •		1,178	365

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	3,100	$3,401

Asset-Backed Funding Certificates Trust
1.157% due 06/25/2034 •		$2,465	2,415

ASSURANT CLO Ltd.
1.294% due 10/20/2031 •		8,300	8,240

Barings CLO Ltd.
1.324% due 01/20/2032 •		1,070	1,061

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		628	630

Bear Stearns Asset-Backed Securities Trust
0.977% due 10/25/2036 •		47	47

Benefit Street Partners CLO Ltd.
1.191% due 10/15/2030 •		2,250	2,231
1.271% due 01/17/2032 •		3,050	3,026
1.321% due 07/15/2032 •		800	794

Birch Grove CLO Ltd.
1.956% due 06/15/2031 •		5,100	5,079

Black Diamond CLO Ltd.
0.860% due 01/20/2032 •	EUR	1,150	1,268

Blackrock European CLO DAC
0.620% due 10/15/2031 •		9,300	10,156

BlueMountain Fuji EUR CLO DAC
0.910% due 01/15/2033 •		900	979

Cairn CLO DAC
0.780% due 10/15/2031 •		4,300	4,703

Carlyle Global Market Strategies CLO Ltd.
1.211% due 04/17/2031 •		$498	493
1.318% due 07/27/2031 •		1,984	1,967
1.339% due 04/22/2032 •		2,000	1,976
1.409% due 08/14/2030 •		10,700	10,703
1.594% due 07/20/2032 •		1,000	997

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •		5,300	5,266

Carrington Mortgage Loan Trust
1.057% due 01/25/2036 •		2,000	1,973

Catamaran CLO Ltd.
1.359% due 04/22/2030 •		10,148	10,107

CIFC Funding Ltd.
1.209% due 10/24/2030 •		12,600	12,528
1.265% due 04/23/2029 •		2,800	2,799

CIT Mortgage Loan Trust
1.957% due 10/25/2037 •		12,029	12,066

Citigroup Mortgage Loan Trust
0.917% due 12/25/2036 •		3,079	2,477
1.132% due 03/25/2037 •		2,109	2,088

Citigroup Mortgage Loan Trust, Inc.
0.952% due 10/25/2036 •		17,188	16,709

Countrywide Asset-Backed Certificates
0.597% due 08/25/2037 ^•		179	166
0.647% due 11/25/2037 •		4,787	4,599

28	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.707% due 02/25/2036 ~•		$718	$704
0.707% due 03/25/2037 •		10,300	9,948
5.805% due 04/25/2036 ^~		542	496

Countrywide Asset-Backed Certificates Trust
0.647% due 06/25/2047 •		8	8
2.182% due 11/25/2034 •		2,533	2,513

Countrywide Asset-Backed Certificates Trust, Inc.
1.197% due 08/25/2047 •		708	692
1.237% due 11/25/2034 •		255	253

Crestline Denali CLO Ltd.
1.284% due 04/20/2030 •		2,700	2,697
1.399% due 10/23/2031 •		1,000	987

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		172	51

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	700	766
0.650% due 10/15/2031 •		15,000	16,441
0.780% due 08/15/2032 •		600	660

Dryden Euro CLO BV
0.660% due 04/15/2033 •		14,800	16,188

Dryden Euro CLO DAC
0.860% due 05/15/2034 ~		9,600	10,554

Dryden Senior Loan Fund
1.261% due 04/15/2029 •		$14,410	14,369

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	300	328

First Franklin Mortgage Loan Trust
0.562% due 10/25/2036 •		$1,526	1,421
1.162% due 11/25/2036 •		14,950	14,622

Fremont Home Loan Trust
0.592% due 10/25/2036 •		2,341	2,209

Gallatin CLO Ltd.
1.177% due 07/15/2031 •		6,100	6,066

GSAA Home Equity Trust
6.720% due 03/25/2046 þ		1,358	955

GSAMP Trust
0.597% due 12/25/2036 •		1,870	1,193
0.827% due 03/25/2047 •		3,000	2,689
1.432% due 03/25/2035 ^•		2,699	2,605

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	1,500	1,643
0.680% due 10/20/2031 •		13,000	14,206
0.760% due 07/15/2031 •		2,000	2,173

Home Equity Asset Trust
1.072% due 04/25/2036 •		$1,363	1,355
1.132% due 02/25/2036 •		11,954	11,824

HSI Asset Securitization Corp. Trust
0.997% due 02/25/2036 •		1,984	1,967

ICG U.S. CLO Ltd.
1.315% due 04/21/2031 •		750	743

IndyMac INDB Mortgage Loan Trust
0.597% due 07/25/2036 •		4,107	1,491

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Acquisition Trust
0.667% due 10/25/2036 ~		$305	$302

Jubilee CLO DAC
0.650% due 04/15/2031 •	EUR	8,300	9,067

KKR CLO Ltd.
1.191% due 07/15/2030 •		$7,000	6,920

Laurelin DAC
0.720% due 10/20/2031 •	EUR	4,700	5,140

LCM LP
1.254% due 07/20/2030 •		$4,000	3,957

LCM Ltd.
1.375% due 07/20/2030 •		3,000	2,985

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		4,090	2,952

Lehman XS Trust
0.777% due 05/25/2036 •		2,894	3,296
1.257% due 10/25/2035 •		97	97
5.022% due 06/25/2036 þ		4,625	4,804

LoanCore Issuer Ltd.
1.527% due 05/15/2036 •		4,212	4,199
1.600% due 01/17/2037 •		11,600	11,536

Long Beach Mortgage Loan Trust
1.192% due 08/25/2035 •		4	4

Madison Park Funding Ltd.
0.991% due 04/15/2029 •		4,959	4,937
1.228% due 04/25/2029 •		1,500	1,491
1.499% due 07/29/2030 ~		3,000	2,988

Magnetite Ltd.
1.386% due 11/15/2028 •		7,554	7,501

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •	EUR	8,600	9,453
0.870% due 01/15/2030 •		2,871	3,174

Marble Point CLO Ltd.
1.281% due 10/15/2030 ~		$6,700	6,671

Merrill Lynch Mortgage Investors Trust
0.617% due 09/25/2037 •		120	68
0.697% due 02/25/2037 •		111	43
0.757% due 11/25/2037 •		10,496	4,760

MidOcean Credit CLO
1.229% due 01/29/2030 •		6,900	6,860

Midocean Credit CLO
1.368% due 07/19/2028 •		781	781

MidOcean Credit CLO
1.530% due 02/20/2031 •		6,100	6,049

Morgan Stanley ABS Capital, Inc. Trust
0.677% due 10/25/2036 •		1,656	923
0.687% due 10/25/2036 •		123	76
0.797% due 03/25/2037 •		461	241
1.507% due 06/25/2035 ^•		6,500	6,267

Morgan Stanley Dean Witter Capital, Inc. Trust
1.807% due 02/25/2033 •		358	355

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ^~		$112	$70
6.000% due 02/25/2037 ^~		95	70

MP CLO Ltd.
1.131% due 10/18/2028 •		5,612	5,584

New Century Home Equity Loan Trust
1.222% due 02/25/2035 ~\		845	827

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.892% due 03/25/2036 •		2,901	2,871

NovaStar Mortgage Funding Trust
0.797% due 11/25/2036 •		1,379	589
1.162% due 01/25/2036 •		1,186	1,180
1.537% due 06/25/2035 •		1,482	1,482

OAK Hill European Credit Partners DAC
0.740% due 10/20/2031 •	EUR	10,500	11,517

Oaktree CLO Ltd.
1.369% due 04/22/2030 •		$3,450	3,430

Option One Mortgage Loan Trust
0.697% due 04/25/2037 •		7,268	4,311

OSD CLO Ltd.
1.835% due 04/17/2031 •		2,500	2,472

OZLM Ltd.
1.221% due 10/17/2029 •		8,098	8,058
1.414% due 07/20/2032 •		4,600	4,578
1.549% due 10/30/2030 •		791	792

Palmer Square European Loan Funding DAC
1.050% due 10/15/2031 «•(a)	EUR	6,200	6,841

Palmer Square Loan Funding Ltd.
1.054% due 07/20/2029 •		$17,184	17,141
1.159% due 10/24/2027 ~		4,671	4,663
1.224% due 04/20/2027 •		530	528
1.280% due 05/20/2029 •		387	386

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.192% due 09/25/2035 •		3,028	2,995
1.387% due 05/25/2035 •		8,391	8,271
1.447% due 09/25/2034 •		112	111
1.507% due 10/25/2034 •		4,026	3,988
2.182% due 02/25/2035 •		1,636	1,617

Rad CLO Ltd.
1.379% due 07/24/2032 •		2,500	2,479

Regatta Funding Ltd.
1.491% due 10/17/2030 •		9,800	9,762

Renaissance Home Equity Loan Trust
1.557% due 09/25/2037 •		32,440	17,234

Residential Asset Securities Corp. Trust
0.937% due 08/25/2036 •		4,562	4,198

Romark CLO Ltd.
1.289% due 10/23/2030 •		7,100	7,056

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saxon Asset Securities Trust
1.177% due 05/25/2035 •		$497	$485
1.177% due 11/25/2037 •		1,915	1,815

Securitized Asset-Backed Receivables LLC Trust
0.777% due 07/25/2036 •		3,245	1,420

Segovia European CLO DAC
0.880% due 07/20/2032 •	EUR	3,900	4,274

SLM Student Loan Trust
1.158% due 07/25/2023 •		$6,355	6,293
1.758% due 04/25/2023 •		28,367	28,442

Sound Point CLO Ltd.
1.159% due 01/23/2029 •		8,263	8,270
1.238% due 07/25/2030 •		9,600	9,613
1.249% due 01/23/2029 •		20,851	20,798
1.304% due 10/20/2028 •		12,680	12,658
1.391% due 04/18/2031 •		2,287	2,279
1.464% due 07/20/2032 •		7,700	7,676

Soundview Home Loan Trust
0.637% due 07/25/2037 •		3,339	3,145

Starwood Commercial Mortgage Trust
1.499% due 07/15/2038 •		20,868	20,796

Stratus CLO Ltd.
0.993% due 12/28/2029 •		3,300	3,276
1.043% due 12/29/2029 •		8,900	8,841

Structured Asset Investment Loan Trust
1.162% due 03/25/2034 •		201	195

Structured Asset Securities Corp. Mortgage Loan Trust
0.757% due 04/25/2036 •		18,452	17,904
1.027% due 10/25/2036 •		1,925	1,905
1.731% due 04/25/2035 •		59	59

Symphony CLO Ltd.
1.121% due 04/15/2028 •		1,085	1,082
1.188% due 07/14/2026 •		1,355	1,354

Telos CLO Ltd.
1.191% due 04/17/2028 •		478	479

THL Credit Wind River Clo Ltd.
1.321% due 04/15/2031 •		7,100	7,050

TICP CLO Ltd.
1.094% due 04/20/2028 •		5,418	5,411

TPG Real Estate Finance Issuer Ltd.
1.700% due 02/15/2039 •		9,300	9,243

Trinitas Euro CLO DAC
1.550% due 08/15/2033 •	EUR	3,905	4,325

Venture CLO Ltd.
1.121% due 04/15/2027 •		$4,080	4,080
1.121% due 07/15/2027 •		1,245	1,246
1.154% due 10/20/2028 •		1,611	1,605
1.301% due 07/15/2031 •		1,300	1,292
1.354% due 01/20/2029 •		6,500	6,477
1.496% due 09/07/2030 •		5,300	5,298

30	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vibrant CLO Ltd.
1.294% due 09/15/2030 •		$12,300	$12,279
1.878% due 06/20/2029 •		344	344

VMC Finance LLC
1.950% due 02/18/2039 ~•		500	505

Voya CLO Ltd.
1.221% due 06/07/2030 •		1,300	1,295
1.451% due 10/15/2030 •		3,187	3,176

Wellfleet CLO Ltd.
1.144% due 04/20/2029 •		9,694	9,694
1.144% due 07/20/2029 •		1,299	1,292

Wells Fargo Home Equity Asset-Backed Securities Trust
2.857% due 12/25/2034 •		400	402

Total Asset-Backed Securities (Cost $837,602)			829,136

SOVEREIGN ISSUES 9.4%

Argentina Government International Bond
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	61,890	316
40.178% (BADLARPP) due 10/04/2022 ~		6,900	13

Australia Government International Bond
3.000% due 09/20/2025	AUD	14,060	11,739

Canada Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	34,733	33,990

France Government International Bond
0.100% due 03/01/2026 (e)	EUR	71,967	89,143
0.100% due 07/25/2031 (e)		30,155	39,482
0.250% due 07/25/2024 (e)		52,667	64,332

Italy Buoni Poliennali Del Tesoro
0.100% due 05/15/2033 (e)		70,912	81,619
0.400% due 05/15/2030 (e)		96,722	116,110
1.400% due 05/26/2025 (e)		280,787	338,008

Japan Government International Bond
0.005% due 03/10/2031 (e)	JPY	2,286,397	19,805

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.100% due 03/10/2028 (e)	JPY	3,913,391	$33,769
0.100% due 03/10/2029 (e)		3,624,490	31,350

Mexico Government International Bond
4.000% due 11/08/2046 (e)	MXN	1,212	62
7.750% due 05/29/2031		206,976	10,095

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	25,043	18,204

Peru Government International Bond
5.940% due 02/12/2029	PEN	22,900	6,046

Qatar Government International Bond
3.875% due 04/23/2023		$11,000	11,206

Saudi Government International Bond
4.000% due 04/17/2025		12,970	13,474

United Kingdom Gilt
0.125% due 03/22/2024 (e)	GBP	88,593	128,237
1.250% due 11/22/2027 (e)		19,727	33,205
1.875% due 11/22/2022 (e)(i)		39,547	55,754

Total Sovereign Issues (Cost $1,135,983)			1,135,959

		SHARES
PREFERRED SECURITIES 0.5%

FINANCIALS 0.1%

Banco Santander SA
5.250% due 09/29/2023 •(f)(g)		800,000	895

Bank of America Corp.
5.875% due 03/15/2028 •(f)		6,580,000	6,653

			7,548

UTILITIES 0.4%

AT&T Mobility LLC
7.000% due 10/20/2022 «(f)(h)		2,004,101	52,209

Total Preferred Securities (Cost $61,616)			59,757

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

U.S. TREASURY BILLS 0.0%
0.216% due 05/03/2022 (c)(d)	$431	$431

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.483% due 06/21/2022 (b)(c)(m)	3,018	3,015

Total Short-Term Instruments (Cost $3,446)		3,446

Total Investments in Securities (Cost $15,280,574)		15,641,205

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	$920,722	$8,940

Total Short-Term Instruments (Cost $8,940)		8,940

Total Investments in Affiliates (Cost $8,940)		8,940

Total Investments 129.9% (Cost $15,289,514)		$15,650,145

Financial Derivative Instruments (j)(l) 0.0% (Cost or Premiums, net $(5,608))		538

Other Assets and Liabilities, net (29.9)%		(3,605,263)

Net Assets 100.0%		$12,045,420

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Coupon represents a yield to maturity.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

32	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2022

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$54,207	$52,209	0.43%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BSN	0.230%	03/03/2022	04/06/2022	$	(792,097)	$(792,243)
CEW	0.760	03/22/2022	05/10/2022	GBP	(25,845)	(33,958)
CIB	0.330	03/16/2022	04/06/2022	$	(551,450)	(551,531)
GRE	0.320	03/30/2022	04/05/2022		(18,687)	(18,688)
JPS	0.280	03/18/2022	04/08/2022		(130,943)	(130,957)
SGY	0.150	01/11/2022	04/11/2022		(43,087)	(43,102)
STR	0.300	03/31/2022	04/01/2022		(1,677,576)	(1,677,576)
	0.300	04/01/2022	04/04/2022		(1,677,760)	(1,677,760)

Total Reverse Repurchase Agreements						$(4,925,815)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BPG	0.340%	03/29/2022	04/06/2022	$(9,827)	$(9,827)
	0.340	03/29/2022	04/08/2022	(786)	(786)
MSC	0.340	03/29/2022	04/05/2022	(3,244)	(3,244)
	0.340	03/29/2022	04/07/2022	(197)	(197)
UBS	0.220	03/29/2022	04/08/2022	(3,440)	(3,440)
	0.320	03/29/2022	04/12/2022	(983)	(983)
	0.340	03/29/2022	04/25/2022	(197)	(197)

Total Sale-Buyback Transactions					$(18,674)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.3)%
Uniform Mortgage-Backed Security, TBA	2.500%	05/01/2052	$18,100	$(17,280)	$(17,234)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2052	22,300	(21,725)	(21,816)

Total Short Sales (0.3)%				$(39,005)	$(39,050)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(792,243)	$0	$(792,243)	$789,761	$(2,482)
CEW	0	(33,958)	0	(33,958)	33,754	(204)
CIB	0	(551,531)	0	(551,531)	544,428	(7,103)
GRE	0	(18,688)	0	(18,688)	18,642	(46)
JPS	0	(130,957)	0	(130,957)	130,111	(846)
SGY	0	(43,102)	0	(43,102)	42,956	(146)
STR	0	(3,355,336)	0	(3,355,336)	1,708,048	(1,647,288)

Master Securities Forward Transaction Agreement
BPG	0	0	(10,613)	(10,613)	10,585	(28)
MSC	0	0	(3,441)	(3,441)	3,430	(11)
UBS	0	0	(4,620)	(4,620)	4,607	(13)

Total Borrowings and Other Financing Transactions	$0	$(4,925,815)	$(18,674)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(1,677,576)	$(1,536,521)	$0	$0	$(3,214,097)
Sovereign Issues	0	0	(33,958)	0	(33,958)

Total	$(1,677,576)	$(1,536,521)	$(33,958)	$0	$(3,248,055)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(18,674)	0	0	(18,674)

Total	$0	$(18,674)	$0	$0	$(18,674)

Total Borrowings	$(1,677,576)	$(1,555,195)	$(33,958)	$0	$(3,266,729)

Payable for reverse repurchase agreements and sale-buyback financing transactions(4)					$(3,266,729)

(i)	Securities with an aggregate market value of $3,286,595 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(2,700,652) at a weighted average interest rate of 0.068%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(1) of deferred price drop.

34	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2022

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(1,677,760) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month EURIBOR March Futures	03/2023	4,412	$1,211,591	$(11,933)	$1,464	$(854)
Call Options Strike @ EUR 117.000 on Euro-Schatz Bond June 2022 Futures (1)	05/2022	67	0	0	0	0
U.S. Treasury 5-Year Note June Futures	06/2022	7,622	874,148	(20,337)	1,072	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	1,159	205,288	(436)	1,231	0
United Kingdom Long Gilt June Futures	06/2022	458	72,938	(220)	253	(72)

				$(32,926)	$4,020	$(926)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note June Futures	06/2022	190	$(15,624)	$257	$0	$(67)
Australia Government 10-Year Bond June Futures	06/2022	52	(4,932)	205	17	(41)
Euro-Bobl June Futures	06/2022	3,625	(516,749)	10,929	1,444	(3,048)
Euro-BTP Italy Government Bond June Futures	06/2022	3,240	(454,907)	13,894	433	(2,781)
Euro-Bund 10-Year Bond June Futures	06/2022	1,562	(274,158)	1,681	363	(2,592)
Euro-Buxl 30-Year Bond June Futures	06/2022	743	(153,046)	12,723	164	(2,367)
Euro-OAT France Government 10-Year Bond June Futures	06/2022	273	(45,757)	928	73	(438)
Euro-Schatz June Futures	06/2022	14,081	(1,724,930)	14,336	2,181	(3,037)
Gold 100 oz. June Futures	06/2022	353	(68,976)	(647)	0	(529)
Japan Government 10-Year Bond June Futures	06/2022	55	(67,632)	423	0	(303)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures (1)	04/2022	323	(970)	(820)	257	(125)
U.S. Treasury 2-Year Note June Futures	06/2022	1,651	(349,883)	893	0	(271)
U.S. Treasury 10-Year Note June Futures	06/2022	11,084	(1,361,947)	26,095	0	(2,771)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	1,576	(213,499)	(1,079)	0	(515)
U.S. Treasury 30-Year Bond June Futures	06/2022	3,779	(567,086)	18,117	0	(2,362)

				$97,935	$4,932	$(21,247)

Total Futures Contracts				$65,009	$8,952	$(22,173)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.285%	EUR	4,900	$32	$(2)	$30	$1	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.363		$4,100	(4)	50	46	0	(1)

							$28	$48	$76	$1	$(1)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	89,800	$2,835	$6,980	$9,815	$0	$(378)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028	JPY	1,141,690	(252)	204	(48)	0	(38)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		2,225,400	(790)	535	(255)	0	(100)
Pay(6)	3-Month EUR-EURIBOR	0.526	Annual	11/21/2023	EUR	339,900	0	(4,663)	(4,663)	197	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	24,850	(3,596)	3,708	112	0	(78)
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028	$	82,200	0	2,340	2,340	0	(64)
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028		44,000	0	1,246	1,246	0	(35)
Pay(6)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053		17,100	0	(908)	(908)	166	0
Pay(6)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		8,800	0	(631)	(631)	84	0
Receive	CPTFEMU	0.090	Maturity	05/15/2022	EUR	25,600	61	1,824	1,885	0	0
Receive	CPTFEMU	0.330	Maturity	07/15/2022		27,700	86	2,439	2,525	67	0
Receive	CPTFEMU	1.085	Maturity	01/15/2024		40	(1)	5	4	0	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031		109,200	(788)	(21,327)	(22,115)	0	(183)
Pay	CPTFEMU	2.580	Maturity	03/15/2052		2,000	0	33	33	33	0
Pay	CPTFEMU	2.590	Maturity	03/15/2052		7,900	(206)	254	48	252	0
Pay	CPURNSA	7.268	Maturity	05/01/2022	$	54,900	0	(342)	(342)	0	(11)
Receive	CPURNSA	2.069	Maturity	07/15/2022		17,600	(285)	1,599	1,314	5	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		116,510	(3,342)	12,288	8,946	0	(389)
Pay	CPURNSA	5.033	Maturity	03/08/2023		19,100	0	(98)	(98)	47	0
Pay	CPURNSA	5.470	Maturity	03/21/2023		10,800	0	7	7	27	0
Pay	CPURNSA	5.500	Maturity	03/21/2023		40,100	0	39	39	100	0
Receive	CPURNSA	2.263	Maturity	04/27/2023		14,183	(506)	1,567	1,061	0	(42)
Receive	CPURNSA	2.314	Maturity	02/26/2026		67,600	0	7,107	7,107	0	(463)
Receive	CPURNSA	2.419	Maturity	03/05/2026		79,200	0	7,913	7,913	0	(520)
Receive	CPURNSA	2.768	Maturity	05/13/2026		45,200	0	3,576	3,576	0	(298)
Receive	CPURNSA	2.813	Maturity	05/14/2026		18,800	0	1,443	1,443	0	(124)
Receive	CPURNSA	2.703	Maturity	05/25/2026		20,410	5	1,659	1,664	0	(130)
Receive	CPURNSA	2.690	Maturity	06/01/2026		20,400	0	1,662	1,662	0	(133)
Pay	CPURNSA	2.370	Maturity	06/06/2028		22,300	1,402	(3,594)	(2,192)	170	0
Pay	CPURNSA	2.379	Maturity	07/09/2028		14,700	956	(2,374)	(1,418)	112	0
Receive	CPURNSA	2.573	Maturity	08/26/2028		9,200	0	661	661	0	(65)
Receive	CPURNSA	2.645	Maturity	09/10/2028		12,700	0	813	813	0	(90)
Pay	CPURNSA	2.165	Maturity	04/16/2029		32,400	1,066	(5,255)	(4,189)	220	0
Pay	CPURNSA	1.998	Maturity	07/25/2029		9,100	155	(1,460)	(1,305)	63	0
Pay	CPURNSA	1.760	Maturity	11/04/2029		78,400	(999)	(12,401)	(13,400)	541	0
Pay	CPURNSA	1.883	Maturity	11/20/2029		23,300	14	(3,722)	(3,708)	162	0
Receive	CPURNSA	2.311	Maturity	02/24/2031		34,500	30	4,330	4,360	0	(248)

36	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	FRCPXTOB	1.030%	Maturity	03/15/2024	EUR	20,100	$(760)	$2,264	$1,504	$43	$0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		200	52	(76)	(24)	1	0
Pay	FRCPXTOB	1.410	Maturity	11/15/2039		4,700	391	(1,702)	(1,311)	27	0
Receive	UKRPI	4.220	Maturity	08/15/2022	GBP	15,600	0	1,291	1,291	27	0
Receive	UKRPI	4.180	Maturity	09/15/2022		10,200	0	815	815	17	0
Receive	UKRPI	4.480	Maturity	09/15/2023		14,000	0	1,225	1,225	61	0
Receive	UKRPI	6.290	Maturity	03/15/2024		15,900	(8)	60	52	68	0
Pay	UKRPI	3.850	Maturity	09/15/2024		53,400	3,763	(8,358)	(4,595)	0	(313)
Pay	UKRPI	3.330	Maturity	01/15/2025		58,600	1,310	(9,227)	(7,917)	0	(362)
Pay	UKRPI	2.473	Maturity	08/15/2025		71,800	347	(11,753)	(11,406)	0	(520)
Receive	UKRPI	4.735	Maturity	12/15/2026		42,500	(570)	2,782	2,212	380	0
Receive	UKRPI	4.615	Maturity	02/15/2027		34,800	0	1,610	1,610	310	0
Receive	UKRPI	4.626	Maturity	02/15/2027		39,300	34	1,754	1,788	351	0
Pay	UKRPI	3.390	Maturity	01/15/2030		62,300	580	(14,469)	(13,889)	0	(917)
Pay	UKRPI	3.438	Maturity	01/15/2030		41,700	736	(9,721)	(8,985)	0	(613)
Pay	UKRPI	3.325	Maturity	08/15/2030		15,900	751	(4,332)	(3,581)	0	(276)
Pay	UKRPI	3.750	Maturity	04/15/2031		22,000	(4)	(4,684)	(4,688)	0	(371)
Pay	UKRPI	4.066	Maturity	09/15/2031		16,000	0	(2,111)	(2,111)	0	(254)
Pay	UKRPI	3.566	Maturity	03/15/2036		12,250	0	(3,330)	(3,330)	0	(285)
Pay	UKRPI	3.580	Maturity	03/15/2036		30,440	(160)	(8,005)	(8,165)	0	(707)

							$2,307	$(58,510)	$(56,203)	$3,531	$(8,007)

Total Swap Agreements							$2,335	$(58,462)	$(56,127)	$3,532	$(8,008)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$8,952	$3,532	$12,484	$0	$(22,185)	$(8,008)	$(30,193)

(k)

Securities with an aggregate market value of $88,894 and cash of $12,288 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(12) for closed futures is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	04/2022			AUD	37,070	$		27,746	$6	$0
	04/2022			DKK	597,326			94,288	5,455	0
	05/2022			SEK	5,555			593	2	0
	05/2022		$		27,754		AUD	37,070	0	(5)
	08/2022			PEN	32,683	$		8,296	0	(489)
BPS	04/2022			CAD	392			309	0	(4)
	04/2022			DKK	575,830			87,892	2,255	0
	04/2022			EUR	147,737			164,019	982	(397)
	04/2022			NZD	58,052			39,291	0	(942)
	04/2022		$		62,017		CAD	77,398	0	(107)
	04/2022				30,919		DKK	205,570	0	(347)
	04/2022				9,448		EUR	8,620	87	0
	04/2022				10,816		GBP	8,119	0	(150)
	04/2022				54,972		JPY	6,511,500	0	(1,485)
	05/2022			AUD	86,021	$		64,360	0	(32)
	05/2022			JPY	12,114,895			99,871	298	0
	05/2022			NOK	547,200			63,092	964	0
	05/2022			TWD	3,027			107	1	0
	05/2022				$30		INR	2,300	0	0
	05/2022				390		MXN	8,129	16	0
	05/2022				68		TWD	1,901	0	(1)
	06/2022			SGD	108	$		79	0	(1)
	07/2022			MXN	46,886			2,241	0	(79)
	07/2022		$		13,614		DKK	90,695	0	(80)
	09/2022			TWD	1,884	$		68	1	0
BRC	04/2022		$		2,405		GBP	1,810	0	(27)
	05/2022				483		CNH	3,067	0	(1)
BSH	05/2022				838		PEN	3,128	11	0
CBK	04/2022			DKK	620,630	$		96,706	4,407	0
	04/2022			MXN	141			7	0	(1)
	04/2022		$		5,298		DKK	34,725	0	(134)
	04/2022				4,216		JPY	499,900	0	(109)
	04/2022				496		PEN	1,849	6	0
	04/2022	«			15		RUB	1,185	0	(2)
	05/2022				423		PEN	1,567	2	0
	05/2022	«			20		RUB	1,585	0	(2)
DUB	04/2022				112,258		DKK	760,929	906	0
	04/2022	«			27		RUB	2,104	0	(2)
	05/2022			CNY	2,697	$		424	1	0
	05/2022	«	$		55		RUB	4,236	0	(6)
	06/2022				121		PLN	550	9	0
	07/2022			DKK	758,080	$		112,258	0	(869)

38	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
GLM	04/2022			JPY	805,900	$		6,965	$345	$0
	04/2022	«	$		83		RUB	6,326	0	(8)
	05/2022			KRW	537,664	$		436	0	(7)
	05/2022			TWD	1,982			70	1	0
	05/2022		$		209		IDR	2,988,301	0	(1)
	05/2022	«			51		RUB	3,949	0	(6)
HUS	04/2022			AUD	86,021	$		64,676	307	0
	04/2022			DKK	74,800			11,689	565	0
	04/2022			EUR	51,425			56,683	82	(288)
	04/2022			GBP	19,040			25,313	304	(4)
	04/2022		$		19,845		DKK	126,955	0	(964)
	04/2022				56,277		EUR	51,114	268	0
	04/2022				26,689		GBP	20,146	39	(263)
	04/2022	«			22		RUB	1,724	0	(2)
IND	04/2022				20,327		EUR	18,323	0	(57)
JPM	04/2022			DKK	200,125	$		30,652	889	0
	04/2022	«		RUB	16,572			118	0	(76)
	04/2022		$		6,114		AUD	8,500	246	0
	04/2022				1,162		EUR	1,053	3	0
	05/2022			CNH	3,067	$		483	2	0
	05/2022			IDR	3,005,309			209	0	0
	05/2022	«		RUB	16,872			118	0	(74)
	05/2022		$		185		CNH	1,179	0	0
	05/2022				626		CNY	3,977	0	(2)
	05/2022				24		INR	1,874	0	0
	05/2022				21,098		NOK	187,875	233	0
	05/2022				80		TWD	2,252	0	(2)
	09/2022			TWD	2,231	$		80	2	0
MBC	05/2022			CNH	3,181			501	2	0
	05/2022			IDR	2,988,301			207	0	(2)
	05/2022			INR	2,285			30	0	0
	05/2022		$		210		IDR	3,005,629	0	(1)
MYI	04/2022			DKK	1,750,694	$		276,317	15,956	0
	04/2022			GBP	2,059			2,717	12	0
	04/2022			JPY	17,683,467			154,050	8,794	0
	04/2022		$		5,988		AUD	8,366	272	0
	04/2022				377,935		DKK	2,557,444	2,405	0
	04/2022				830,747		EUR	746,035	0	(5,446)
	04/2022				1,382		GBP	1,051	0	(1)
	05/2022			EUR	746,035	$		831,470	5,464	0
	05/2022			NZD	119,823			83,002	0	(4)
	05/2022			TWD	1,659			59	1	0
	05/2022	«	$		20		RUB	1,518	0	(2)
	05/2022				33		TWD	919	0	(1)
	06/2022			SGD	75	$		55	0	0
	07/2022			DKK	2,645,236			392,511	51	(2,285)
	09/2022			TWD	911			33	1	0
RBC	06/2022			MXN	136,205			6,612	0	(149)
SCX	04/2022			GBP	208,367			279,652	5,931	0
	04/2022			JPY	3,602,796			31,301	1,707	0
	04/2022		$		1,284		GBP	983	8	0
	04/2022				260		PEN	985	7	0
	04/2022	«			22		RUB	1,664	0	(2)
	05/2022			CNY	3,981	$		626	1	0
	05/2022			EUR	93,264			103,637	375	0
	05/2022			GBP	197,357			259,800	592	0
	05/2022			INR	2,300			30	0	(1)
	05/2022		$		315		CNH	2,004	0	(1)
	05/2022				424		CNY	2,697	0	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	05/2022		$		5		INR	412	$0	$0
	06/2022			SGD	73	$		54	0	0
SOG	05/2022	«	$		31		RUB	2,370	0	(4)
	06/2022				103		PLN	451	3	0
SSB	04/2022			CAD	12,052	$		9,403	0	(237)
TOR	04/2022			CAD	141,737	$		111,710	24	(1,690)
	04/2022			EUR	719,247			808,896	13,229	0
	04/2022		$		36,550		AUD	50,931	1,561	0
	04/2022				61,417		CAD	76,833	41	0
	05/2022			CAD	76,846	$		61,417	0	(42)
	05/2022		$		27,485		CAD	34,334	0	(25)
UAG	04/2022			AUD	30,727	$		23,088	95	0
	04/2022			NZD	61,771			41,582	0	(1,229)
	04/2022		$		24,188		JPY	2,942,500	0	(18)
	04/2022	«			46		RUB	3,570	0	(4)
	05/2022				23,095		AUD	30,727	0	(94)
	05/2022				40,063		NOK	356,689	435	0
	05/2022	«			41		RUB	3,214	0	(5)
	06/2022				118		PLN	513	3	0

Total Forward Foreign Currency Contracts									$75,665	$(18,270)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	34,090	$26	$8,549
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	35,670	2,705	8,935
BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.410	02/02/2023	241,600	1,208	328
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	18,730	1,398	4,692
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/23/2023	416,800	2,292	1,080
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237	11/17/2023	32,700	2,030	3,002
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	01/25/2023	443,700	2,707	983
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.428	01/31/2023	250,800	1,281	347
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	31,090	2,267	7,837
NGF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	67,300	4,227	5,828

Total Purchased Options							$20,141	$41,581

40	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2022

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	16,200	$(21)	$(2)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	18,100	(27)	(19)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	2,000	(9)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	15,000	(20)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	9,000	(24)	(11)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	6,000	(14)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	13,400	(62)	(18)
BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	16,400	(30)	(13)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	1,000	(10)	(3)
BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	17,500	(22)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	17,100	(33)	(12)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	2,100	(11)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	10,300	(61)	(39)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	2,100	(15)	(7)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	10,900	(13)	(12)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	11,700	(16)	(11)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	23,200	(36)	(15)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	32,000	(59)	(40)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	16,600	(75)	(23)
CBK	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	12,500	(17)	(14)
DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	17,300	(29)	(9)
GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	16,500	(28)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	2,300	(15)	(7)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	11,900	(19)	(9)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	11,200	(19)	(16)
JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	14,800	(22)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	14,500	(19)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	16,200	(25)	(11)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	2,400	(11)	(3)
MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	14,800	(28)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	14,300	(18)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	13,600	(28)	(7)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	35,100	(51)	(14)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	2,000	(10)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	18,500	(29)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	13,600	(16)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	12,000	(13)	(11)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	10,400	(17)	(6)

						$(972)	$(372)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	46,100	$(2,097)	$(867)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	182,300	(1,326)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	27,400	(191)	0

						$(3,614)	$(867)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	41

Schedule of Investments PIMCO Real Return Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	04/07/2022	16,500	$(85)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	16,500	(85)	(265)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	101,780	0	(14,096)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	106,320	(2,630)	(14,745)
BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	34,000	(147)	(11)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	34,000	(278)	(723)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.558	02/02/2023	52,800	(1,208)	(643)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	56,780	(1,391)	(7,874)
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	16,100	(66)	(9)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	16,100	(66)	(142)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.736	02/23/2023	92,300	(2,284)	(1,608)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.600	05/18/2022	92,800	(1,233)	(2,096)
DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	22,800	(89)	(28)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	22,800	(89)	(210)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340	11/17/2023	161,100	(2,030)	(4,711)
GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	35,900	(127)	(17)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	35,900	(141)	(299)
JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	600	(2)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	600	(3)	(11)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	01/25/2023	98,600	(2,727)	(1,729)
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.579	01/31/2023	54,800	(1,281)	(686)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	92,900	(2,254)	(12,866)
NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	328,400	(4,335)	(9,896)

							$(22,551)	$(72,665)

42	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2022

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$96.406	06/06/2022	3,900	$(24)	$(30)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.617	06/06/2022	1,300	(8)	(16)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	98.406	06/06/2022	3,900	(21)	(27)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.617	06/06/2022	1,300	(6)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.391	05/05/2022	1,000	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	1,600	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	1,100	(5)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	3,300	(10)	(85)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	1,200	(6)	(19)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	1,500	(8)	(25)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	1,100	(6)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	1,400	(8)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	1,400	(6)	(6)
SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.438	06/06/2022	26,300	(144)	(309)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.438	06/06/2022	26,300	(127)	(92)
	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	6,500	(24)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.199	04/06/2022	4,000	(18)	(135)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.625	04/06/2022	9,100	(34)	(199)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	4,800	(18)	(106)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.734	04/06/2022	4,300	(17)	(99)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.000	04/06/2022	8,700	(35)	(223)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.344	04/06/2022	7,300	(27)	(212)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.391	04/06/2022	3,600	(13)	(106)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	10,100	(41)	(300)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.484	04/06/2022	10,100	(38)	(308)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.500	04/06/2022	4,700	(19)	(144)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.531	04/06/2022	6,700	(26)	(207)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.563	04/06/2022	2,300	(9)	(72)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.188	04/06/2022	6,800	(28)	(255)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.734	04/06/2022	4,300	(12)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	100.000	04/06/2022	8,700	(23)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.344	05/05/2022	5,500	(32)	(84)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	43

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.344	05/05/2022	5,500	$(25)	$(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	5,100	(25)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.523	05/05/2022	5,800	(27)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	99.008	05/05/2022	2,600	(11)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	3,000	(8)	(91)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	13,200	(71)	(208)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.047	05/05/2022	9,100	(43)	(161)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.539	05/05/2022	5,100	(24)	(110)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.594	05/05/2022	5,700	(22)	(125)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	13,200	(50)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	102.141	04/06/2022	2,500	(4)	(49)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.000	05/05/2022	5,700	(9)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	8,100	(47)	(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.500	06/06/2022	6,300	(27)	(51)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	8,100	(34)	(34)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	101.500	06/06/2022	6,300	(19)	(10)

					$(1,251)	$(4,016)

Total Written Options					$(28,388)	$(77,920)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
SAL	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$12,300	$(26)	$51	$25	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	2.500%	Maturity	07/15/2022	$50,000	$330	$(1,428)	$0	$(1,098)

44	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2022

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.460%	Maturity	06/08/2022	$150,000	$0	$(86)	$0	$(86)
GLM	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.460%	Maturity	06/07/2022	72,200	0	(1,650)	0	(1,650)

								$0	$(1,736)	$0	$(1,736)

Total Swap Agreements								$304	$(3,113)	$25	$(2,834)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$5,463	$0	$0	$5,463	$(494)	$(63)	$(1,098)	$(1,655)	$3,808	$(3,296)	$512
BPS	4,604	17,484	0	22,088	(3,625)	(29,122)	(86)	(32,833)	(10,745)	14,612	3,867
BRC	0	5,020	0	5,020	(28)	(9,415)	0	(9,443)	(4,423)	4,908	485
BSH	11	0	0	11	0	0	0	0	11	0	11
CBK	4,415	1,080	0	5,495	(248)	(3,869)	0	(4,117)	1,378	(328)	1,050
DUB	916	3,002	0	3,918	(877)	(4,958)	0	(5,835)	(1,917)	2,050	133
GLM	346	0	0	346	(22)	(1,183)	(1,650)	(2,855)	(2,509)	0	(2,509)
GST	0	0	0	0	0	(34)	0	(34)	(34)	277	243
HUS	1,565	0	0	1,565	(1,521)	0	0	(1,521)	44	535	579
IND	0	0	0	0	(57)	0	0	(57)	(57)	0	(57)
JPM	1,375	983	0	2,358	(154)	(2,001)	0	(2,155)	203	(730)	(527)
MBC	2	0	0	2	(3)	0	0	(3)	(1)	(160)	(161)
MYC	0	8,184	0	8,184	0	(13,606)	0	(13,606)	(5,422)	2,349	(3,073)
MYI	32,956	0	0	32,956	(7,739)	0	0	(7,739)	25,217	(23,079)	2,138
NGF	0	5,828	0	5,828	0	(9,896)	0	(9,896)	(4,068)	4,343	275
RBC	0	0	0	0	(149)	0	0	(149)	(149)	0	(149)
SAL	0	0	25	25	0	(3,773)	0	(3,773)	(3,748)	3,819	71
SCX	8,621	0	0	8,621	(5)	0	0	(5)	8,616	(7,140)	1,476
SOG	3	0	0	3	(4)	0	0	(4)	(1)	0	(1)
SSB	0	0	0	0	(237)	0	0	(237)	(237)	274	37
TOR	14,855	0	0	14,855	(1,757)	0	0	(1,757)	13,098	(5,860)	7,238
UAG	533	0	0	533	(1,350)	0	0	(1,350)	(817)	49	(768)

Total Over the Counter	$75,665	$41,581	$25	$117,271	$(18,270)	$(77,920)	$(2,834)	$(99,024)

(m)

Securities with an aggregate market value of $36,743 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	45

Schedule of Investments PIMCO Real Return Fund (Cont.)

settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8,952	$8,952
Swap Agreements	0	1	0	0	3,531	3,532

	$0	$1	$0	$0	$12,483	$12,484

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$75,665	$0	$75,665
Purchased Options	0	0	0	0	41,581	41,581
Swap Agreements	0	25	0	0	0	25

	$0	$25	$0	$75,665	$41,581	$117,271

	$0	$26	$0	$75,665	$54,064	$129,755

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$529	$0	$0	$0	$21,656	$22,185
Swap Agreements	0	1	0	0	8,007	8,008

	$529	$1	$0	$0	$29,663	$30,193

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,270	$0	$18,270
Written Options	0	372	0	0	77,548	77,920
Swap Agreements	0	0	0	0	2,834	2,834

	$0	$372	$0	$18,270	$80,382	$99,024

	$529	$373	$0	$18,270	$110,045	$129,217

46	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2022

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(4,094)	$0	$0	$0	$(4,894)	$(8,988)
Swap Agreements	0	48	0	0	(36,113)	(36,065)

	$(4,094)	$48	$0	$0	$(41,007)	$(45,053)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$111,390	$0	$111,390
Purchased Options	0	0	0	0	(1,028)	(1,028)
Written Options	0	2,544	0	0	8,941	11,485
Swap Agreements	0	62	0	0	36,270	36,332

	$0	$2,606	$0	$111,390	$44,183	$158,179

	$(4,094)	$2,654	$0	$111,390	$3,176	$113,126

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(1,037)	$0	$0	$0	$37,609	$36,572
Swap Agreements	0	(17)	0	0	(46,730)	(46,747)

	$(1,037)	$(17)	$0	$0	$(9,121)	$(10,175)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,991	$0	$5,991
Purchased Options	0	0	0	0	9,669	9,669
Written Options	0	57	0	0	(42,568)	(42,511)
Swap Agreements	0	(59)	0	0	2,031	1,972

	$0	$(2)	$0	$5,991	$(30,868)	$(24,879)

	$(1,037)	$(19)	$0	$5,991	$(39,989)	$(35,054)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$594,078	$0	$594,078
Industrials	0	4,517	0	4,517
Utilities	0	2,233	0	2,233
U.S. Government Agencies	0	409,084	0	409,084
U.S. Treasury Obligations	0	12,355,334	0	12,355,334
Non-Agency Mortgage-Backed Securities	0	247,660	1	247,661
Asset-Backed Securities	0	822,295	6,841	829,136
Sovereign Issues	0	1,135,959	0	1,135,959
Preferred Securities
Financials	0	7,548	0	7,548
Utilities	0	0	52,209	52,209

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	47

Schedule of Investments PIMCO Real Return Fund (Cont.)

March 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short-Term Instruments
U.S. Treasury Bills	$0	$431	$0	$431
U.S. Treasury Cash Management Bills	0	3,015	0	3,015
	$0	$15,582,154	$59,051	$15,641,205

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,940	$0	$0	$8,940
Total Investments	$8,940	$15,582,154	$59,051	$15,650,145

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(39,050)	$0	$(39,050)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6,649	5,835	0	12,484
Over the counter	0	117,271	0	117,271
	$6,649	$123,106	$0	$129,755
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(16,254)	(13,927)	0	(30,181)
Over the counter	(95)	(98,734)	(195)	(99,024)
	$(16,349)	$(112,661)	$(195)	$(129,205)
Total Financial Derivative Instruments	$(9,700)	$10,445	$(195)	$550
Totals	$(760)	$15,553,549	$58,856	$15,611,645

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

48	PIMCO REAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2022	49

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

50	PIMCO REAL RETURN FUND

March 31, 2022

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	MARCH 31, 2022	51

Notes to Financial Statements (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using

52	PIMCO REAL RETURN FUND

March 31, 2022

pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

ANNUAL REPORT	MARCH 31, 2022	53

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

54	PIMCO REAL RETURN FUND

March 31, 2022

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2022	55

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2022 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$6,022	$5,914,917	$(5,892,600)	$(19,399)	$0	$8,940	$17,217	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and

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Notes to Financial Statements (Cont.)

securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have

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Notes to Financial Statements (Cont.)

otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending,

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the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an

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Notes to Financial Statements (Cont.)

amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in

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Notes to Financial Statements (Cont.)

general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the

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Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

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Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared

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Notes to Financial Statements (Cont.)

derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk   is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and

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may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value

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Notes to Financial Statements (Cont.)

of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for

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multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate

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Notes to Financial Statements (Cont.)

arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.35%	0.35%	0.35%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

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(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.50% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.50%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and

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Notes to Financial Statements (Cont.)

commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $20,728.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

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The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$907,003	$237,576

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$16,045,057	$15,199,882	$1,176,377	$602,449

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	265,336	$3,234,210	318,980	$3,833,702

I-2	84,627	1,033,326	51,507	623,866

I-3	3,448	42,081	2,310	27,577

Administrative Class	37,883	463,590	55,092	671,597

Class A	32,732	399,415	43,780	528,913

Class C	6,065	74,150	3,036	36,845

Class R	5,193	63,323	6,454	77,822

Issued as reinvestment of distributions

Institutional Class	37,244	454,672	14,069	170,805

I-2	5,993	73,087	1,814	22,006

I-3	200	2,444	55	673

Administrative Class	3,527	43,233	1,247	15,177

Class A	7,438	90,793	2,932	35,564

Class C	368	4,483	142	1,726

Class R	1,117	13,630	412	5,009

Cost of shares redeemed

Institutional Class	(240,529)	(2,927,138)	(228,336)	(2,739,537)

I-2	(46,554)	(563,185)	(36,485)	(436,431)

I-3	(1,953)	(23,425)	(999)	(12,095)

Administrative Class	(78,268)	(962,203)	(13,093)	(157,896)

Class A	(34,002)	(414,079)	(60,959)	(735,866)

Class C	(2,103)	(25,587)	(9,255)	(111,947)

Class R	(5,341)	(64,960)	(6,839)	(82,247)

Net increase (decrease) resulting from Fund share transactions	82,421	$1,011,860	145,864	$1,775,263

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

78	PIMCO REAL RETURN FUND

March 31, 2022

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Real Return Fund	$301,257	$0	$(92,377)	$(6,873)	$0	$0	$0	$202,007

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, treasury inflation-protected securities (TIPS), partnerships, and interest accrued on defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Real Return Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2022	79

Notes to Financial Statements (Cont.)

March 31, 2022

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Real Return Fund	$15,725,114	$896,903	$(983,793)	$(86,890)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, treasury inflation-protected securities (TIPS), partnerships, and interest accrued on defaulted securities.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Real Return Fund	$735,862	$0	$0	$269,610	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

80	PIMCO REAL RETURN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Real Return Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2022, the related statements of operations and cash flows for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2022	81

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BPG	BNP Paribas Securities Corp.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co. LLC.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSH	Banco Santander S.A. - New York Branch	MYI	Morgan Stanley & Co. International PLC
BSN	The Bank of Nova Scotia - Toronto	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CEW	Canadian Imperial Bank of Commerce	SAL	Citigroup Global Markets, Inc.
CIB	Canadian Imperial Bank of Commerce	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	SGY	Societe Generale, NY
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GRE	NatWest Markets Securities Inc.	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	STR	State Street FICC Repo
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SEK	Swedish Krona
IDR	Indonesian Rupiah	SGD	Singapore Dollar
INR	Indian Rupee	TWD	Taiwanese Dollar
JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.IG	Credit Derivatives Index - Investment Grade	MUTKCALM	Tokyo Overnight Average Rate
CMBX	Commercial Mortgage-Backed Index	SONIO	Sterling Overnight Interbank Average Rate
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	US0003M	ICE 3-Month USD LIBOR
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OIS	Overnight Index Swap
CLO	Collateralized Loan Obligation	oz.	Ounce
DAC	Designated Activity Company	TBA	To-Be-Announced

82	PIMCO REAL RETURN FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends
PIMCO Real Return Fund	0%	0%	$735,862	$0	$592,955

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Real Return Fund	0%

ANNUAL REPORT	MARCH 31, 2022	83

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

84	PIMCO REAL RETURN FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2022	85

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

86	PIMCO REAL RETURN FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2022	87

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

88	PIMCO REAL RETURN FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

ANNUAL REPORT	MARCH 31, 2022	89

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3015AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

PIMCO Short-Term Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

2	PIMCO SHORT-TERM FUND

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2022	3

Chairman’s Letter (Cont.)

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO SHORT-TERM FUND

Important Information About the PIMCO Short-Term Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the PIMCO Short-Term Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and

6	PIMCO SHORT-TERM FUND

represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Short- Term Fund	10/07/87	10/07/87	04/30/08	04/27/18	02/01/96	01/20/97	01/20/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

ANNUAL REPORT	MARCH 31, 2022	7

Important Information About the PIMCO Short-Term Fund (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

8	PIMCO SHORT-TERM FUND

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2022	9

PIMCO Short-Term Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Institutional Class	(1.31)%	1.54%	1.59%	3.98%
PIMCO Short-Term Fund I-2	(1.40)%	1.44%	1.49%	3.89%
PIMCO Short-Term Fund I-3	(1.45)%	1.39%	1.44%	3.82%
PIMCO Short-Term Fund Administrative Class	(1.55)%	1.29%	1.34%	3.72%
PIMCO Short-Term Fund Class A	(1.55)%	1.29%	1.34%	3.62%
PIMCO Short-Term Fund Class A (adjusted)	(3.77)%	0.83%	1.11%	3.55%
PIMCO Short-Term Fund Class C	(1.85)%	0.99%	1.04%	3.31%
PIMCO Short-Term Fund Class C (adjusted)	(2.83)%	0.99%	1.04%	3.31%
PIMCO Short-Term Fund Class R	(1.80)%	1.04%	1.09%	3.43%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.60%	2.94%♦
Lipper Ultra-Short Obligation Funds Average	(0.70)%	1.27%	0.97%	3.79%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 09/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.47% for Institutional Class shares, 0.57% for I-2 shares, 0.67% for I-3 shares, 0.72% for Administrative Class shares, 0.72% for Class A shares, 1.02% for Class C shares, and 0.97% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO SHORT-TERM FUND

Institutional Class - PTSHX	I-2 - PTSPX	I-3 - PTSNX	Administrative Class - PSFAX
Class A - PSHAX	Class C - PFTCX	Class R - PTSRX

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	43.0%
Asset-Backed Securities	14.7%
U.S. Government Agencies	12.2%
Non-Agency Mortgage-Backed Securities	10.7%
Short-Term Instruments‡	10.0%
U.S. Treasury Obligations	8.6%
Other	0.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Short-Term Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Select holdings of securitized credit contributed to relative performance, as holdings of collateralized loan obligations provided positive total return.

»	Holdings of high yield corporate credit contributed to relative performance, as the asset class provided positive excess return versus duration-neutral treasuries.

»	Overweight exposure to U.S. duration on the 1-3 year portion of the yield curve detracted from relative performance, as U.S. interest rates rose.

»	Overweight exposure to Canadian duration on the 2-year portion of the yield curve detracted from relative performance, as Canadian interest rates rose.

»	Holdings of government agency securities detracted from relative performance, as the asset class provided negative total return.

ANNUAL REPORT	MARCH 31, 2022	11

Expense Example PIMCO Short-Term Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$985.90	$2.23	$1,000.00	$1,022.69	$2.27	0.45%
I-2	1,000.00	985.40	2.72	1,000.00	1,022.19	2.77	0.55
I-3	1,000.00	985.20	2.97	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	984.70	3.46	1,000.00	1,021.44	3.53	0.70
Class A	1,000.00	984.70	3.46	1,000.00	1,021.44	3.53	0.70
Class C	1,000.00	983.20	4.94	1,000.00	1,019.95	5.04	1.00
Class R	1,000.00	983.40	4.70	1,000.00	1,020.19	4.78	0.95

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO SHORT-TERM FUND

Benchmark Description

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	13

Financial Highlights PIMCO Short-Term Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2022	$9.84	$0.08	$(0.22)	$(0.14)	$(0.06)	$0.00	$(0.06)

03/31/2021	9.49	0.11	0.38	0.49	(0.14)	0.00	(0.14)

03/31/2020	9.80	0.26	(0.30)	(0.04)	(0.27)	0.00	(0.27)

03/31/2019	9.85	0.26	(0.03)	0.23	(0.26)	(0.02)	(0.28)

03/31/2018	9.82	0.19	0.02	0.21	(0.18)	0.00	(0.18)

I-2

03/31/2022	9.84	0.07	(0.22)	(0.15)	(0.05)	0.00	(0.05)

03/31/2021	9.49	0.11	0.37	0.48	(0.13)	0.00	(0.13)

03/31/2020	9.80	0.25	(0.30)	(0.05)	(0.26)	0.00	(0.26)

03/31/2019	9.85	0.25	(0.03)	0.22	(0.25)	(0.02)	(0.27)

03/31/2018	9.82	0.18	0.02	0.20	(0.17)	0.00	(0.17)

I-3

03/31/2022	9.84	0.06	(0.21)	(0.15)	(0.05)	0.00	(0.05)

03/31/2021	9.49	0.10	0.38	0.48	(0.13)	0.00	(0.13)

03/31/2020	9.80	0.25	(0.31)	(0.06)	(0.25)	0.00	(0.25)

04/27/2018 - 03/31/2019	9.88	0.24	(0.07)	0.17	(0.23)	(0.02)	(0.25)

Administrative Class

03/31/2022	9.84	0.05	(0.21)	(0.16)	(0.04)	0.00	(0.04)

03/31/2021	9.49	0.13	0.34	0.47	(0.12)	0.00	(0.12)

03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	(0.24)

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	(0.26)

03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	(0.15)

Class A

03/31/2022	9.84	0.05	(0.21)	(0.16)	(0.04)	0.00	(0.04)

03/31/2021	9.49	0.09	0.38	0.47	(0.12)	0.00	(0.12)

03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	(0.24)

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	(0.26)

03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	(0.15)

14	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.64	(1.41)%	$12,139,504	0.45%		0.45%		0.45%		0.45%		0.78%		93%

9.84	5.21	10,965,709	0.47		0.47		0.45		0.45		1.14		94

9.49	(0.48)	7,793,178	0.55		0.55		0.45		0.45		2.68		222

9.80	2.31	10,930,485	0.50		0.50		0.45		0.45		2.63		104

9.85	2.11	10,792,869	0.57		0.57		0.45		0.45		1.98		156

9.64	(1.51)	2,915,639	0.55		0.55		0.55		0.55		0.67		93

9.84	5.10	3,150,987	0.57		0.57		0.55		0.55		1.07		94

9.49	(0.58)	2,762,049	0.65		0.65		0.55		0.55		2.58		222

9.80	2.21	3,915,317	0.60		0.60		0.55		0.55		2.56		104

9.85	2.00	2,323,358	0.67		0.67		0.55		0.55		1.87		156

9.64	(1.56)	44,897	0.60		0.65		0.60		0.65		0.62		93

9.84	5.05	50,189	0.62		0.67		0.60		0.65		1.01		94

9.49	(0.63)	38,892	0.70		0.75		0.60		0.65		2.57		222

9.80	1.70	80,706	0.65	*	0.70	*	0.60	*	0.65	*	2.71	*	104

9.64	(1.66)	23,672	0.70		0.70		0.70		0.70		0.52		93

9.84	4.94	28,626	0.72		0.72		0.70		0.70		1.38		94

9.49	(0.73)	1,500,981	0.80		0.80		0.70		0.70		2.43		222

9.80	2.06	1,864,756	0.75		0.75		0.70		0.70		2.37		104

9.85	1.85	1,927,190	0.82		0.82		0.70		0.70		1.72		156

9.64	(1.66)	1,436,600	0.70		0.70		0.70		0.70		0.52		93

9.84	4.94	1,681,053	0.72		0.72		0.70		0.70		0.92		94

9.49	(0.73)	1,370,799	0.80		0.80		0.70		0.70		2.41		222

9.80	2.06	1,680,136	0.75		0.75		0.70		0.70		2.38		104

9.85	1.85	1,728,328	0.82		0.82		0.70		0.70		1.72		156

ANNUAL REPORT	MARCH 31, 2022	15

Financial Highlights PIMCO Short-Term Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class C

03/31/2022	$9.84	$0.02	$(0.21)	$(0.19)	$(0.01)	$0.00	$(0.01)

03/31/2021	9.49	0.06	0.38	0.44	(0.09)	0.00	(0.09)

03/31/2020	9.80	0.21	(0.31)	(0.10)	(0.21)	0.00	(0.21)

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	(0.23)

03/31/2018	9.82	0.14	0.01	0.15	(0.12)	0.00	(0.12)

Class R

03/31/2022	9.84	0.03	(0.22)	(0.19)	(0.01)	0.00	(0.01)

03/31/2021	9.49	0.07	0.37	0.44	(0.09)	0.00	(0.09)

03/31/2020	9.80	0.21	(0.30)	(0.09)	(0.22)	0.00	(0.22)

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	(0.23)

03/31/2018	9.82	0.14	0.02	0.16	(0.13)	0.00	(0.13)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.64	(1.95)%	$76,762	1.00%	1.00%	1.00%	1.00%	0.21%	93%

9.84	4.63	102,373	1.02	1.02	1.00	1.00	0.66	94

9.49	(1.03)	125,668	1.10	1.10	1.00	1.00	2.13	222

9.80	1.76	172,777	1.05	1.05	1.00	1.00	2.10	104

9.85	1.55	136,018	1.12	1.12	1.00	1.00	1.41	156

9.64	(1.90)	140,966	0.95	0.95	0.95	0.95	0.28	93

9.84	4.68	110,040	0.97	0.97	0.95	0.95	0.69	94

9.49	(0.98)	107,765	1.05	1.05	0.95	0.95	2.17	222

9.80	1.81	128,331	1.00	1.00	0.95	0.95	2.13	104

9.85	1.60	122,140	1.07	1.07	0.95	0.95	1.47	156

ANNUAL REPORT	MARCH 31, 2022	17

Statement of Assets and Liabilities PIMCO Short-Term Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$17,968,799
Investments in Affiliates	279,606

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,803
Over the counter	21,061
Cash	26,815
Deposits with counterparty	20,088
Foreign currency, at value	2,274
Receivable for investments sold	40,722
Receivable for TBA investments sold	56,145
Receivable for Fund shares sold	80,977
Interest and/or dividends receivable	54,377
Dividends receivable from Affiliates	289
Reimbursement receivable from PIMCO	2

Total Assets	18,554,958

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,340,821
Payable for sale-buyback transactions	17,275

Financial Derivative Instruments
Exchange-traded or centrally cleared	7,013
Over the counter	47,584
Payable for investments purchased	125,268
Payable for investments in Affiliates purchased	289
Payable for TBA investments purchased	130,746
Deposits from counterparty	8,314
Payable for Fund shares redeemed	91,818
Distributions payable	493
Accrued investment advisory fees	3,675
Accrued supervisory and administrative fees	3,205
Accrued distribution fees	56
Accrued servicing fees	361

Total Liabilities	1,776,918

Net Assets	$16,778,040

Net Assets Consist of:
Paid in capital	$17,291,313
Distributable earnings (accumulated loss)	(513,273)

Net Assets	$16,778,040

Cost of investments in securities	$18,332,345
Cost of investments in Affiliates	$284,509
Cost of foreign currency held	$2,641
Cost or premiums of financial derivative instruments, net	$(18,109)

* Includes repurchase agreements of:	$14,216

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

Net Assets:

Institutional Class	$12,139,504
I-2	2,915,639
I-3	44,897
Administrative Class	23,672
Class A	1,436,600
Class C	76,762
Class R	140,966

Shares Issued and Outstanding:

Institutional Class	1,258,788
I-2	302,332
I-3	4,655
Administrative Class	2,455
Class A	148,966
Class C	7,960
Class R	14,617

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.64
I-2	9.64
I-3	9.64
Administrative Class	9.64
Class A	9.64
Class C	9.64
Class R	9.64

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2022	19

Statement of Operations PIMCO Short-Term Fund

Year Ended March 31, 2022
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$196,377
Dividends from Investments in Affiliates	7,613
Total Income	203,990

Expenses:

Investment advisory fees	41,600
Supervisory and administrative fees	36,443
Distribution and/or servicing fees - Administrative Class	69
Distribution and/or servicing fees - Class A	4,083
Distribution and/or servicing fees - Class C	489
Distribution and/or servicing fees - Class R	653
Trustee fees	89
Interest expense	197
Miscellaneous expense	1
Total Expenses	83,624
Waiver and/or Reimbursement by PIMCO	(26)
Net Expenses	83,598

Net Investment Income (Loss)	120,392

Net Realized Gain (Loss):

Investments in securities	(23,403)
Investments in Affiliates	(1,344)
Exchange-traded or centrally cleared financial derivative instruments	70,937
Over the counter financial derivative instruments	95,808
Short sales	958
Foreign currency	(133)

Net Realized Gain (Loss)	142,823

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(456,797)
Investments in Affiliates	(4,667)
Exchange-traded or centrally cleared financial derivative instruments	21,419
Over the counter financial derivative instruments	(66,869)
Foreign currency assets and liabilities	(1,613)

Net Change in Unrealized Appreciation (Depreciation)	(508,527)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(245,312)

* Foreign tax withholdings	$22

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO SHORT-TERM FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Short-Term Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$120,392	$160,252
Net realized gain (loss)	142,823	(197,930)
Net change in unrealized appreciation (depreciation)	(508,527)	728,100

Net Increase (Decrease) in Net Assets Resulting from Operations	(245,312)	690,422

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(73,960)	(135,569)
I-2	(16,366)	(39,724)
I-3	(250)	(549)
Administrative Class	(105)	(6,277)
Class A	(6,235)	(18,309)
Class C	(73)	(1,115)
Class R	(177)	(1,046)

Total Distributions(a)	(97,166)	(202,589)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,031,541	1,901,812

Total Increase (Decrease) in Net Assets	689,063	2,389,645

Net Assets:

Beginning of year	16,088,977	13,699,332
End of year	$16,778,040	$16,088,977

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	21

Schedule of Investments PIMCO Short-Term Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Delos Finance SARL
2.756% (LIBOR03M + 1.750%) due 10/06/2023 ~		$420	$418

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		10,485	9,767

Total Loan Participations and Assignments (Cost $10,775)			10,185

CORPORATE BONDS & NOTES 46.8%

BANKING & FINANCE 27.5%

ADCB Finance Cayman Ltd.
1.445% (BBSW3M + 1.380%) due 10/25/2022 ~	AUD	22,950	17,229

AerCap Ireland Capital DAC
0.951% (SOFRRATE + 0.680%) due 09/29/2023 ~		$2,200	2,179
1.150% due 10/29/2023		110,509	105,844
1.650% due 10/29/2024		27,800	26,278
4.500% due 09/15/2023		30,623	30,869

Air Lease Corp.
2.250% due 01/15/2023		14,250	14,261
2.750% due 01/15/2023		12,800	12,842
4.250% due 02/01/2024		1,800	1,821

Aircastle Ltd.
4.400% due 09/25/2023		13,400	13,460
5.000% due 04/01/2023		36,420	37,024

Ally Financial, Inc.
3.050% due 06/05/2023		38,480	38,644
4.625% due 05/19/2022		3,101	3,113

American Tower Corp.
3.000% due 06/15/2023		2,567	2,576
3.500% due 01/31/2023		13,415	13,545
5.000% due 02/15/2024		6,564	6,793

Ameriprise Financial, Inc.
4.000% due 10/15/2023		3,500	3,573

Aozora Bank Ltd.
1.050% due 09/09/2024		6,425	6,135
2.550% due 09/09/2022		8,770	8,773

Aroundtown SA
4.500% due 05/14/2025	AUD	7,330	5,576

Aviation Capital Group LLC
3.875% due 05/01/2023		$11,583	11,639

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		24,800	23,836
5.125% due 10/01/2023		15,794	16,081
5.500% due 01/15/2023		12,300	12,444

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Santander Chile
2.700% due 01/10/2025		$5,200	$5,095

Banco Santander SA
1.584% due 01/19/2023 •	AUD	2,800	2,110

Bangkok Bank PCL
3.875% due 09/27/2022		$6,374	6,413
5.000% due 10/03/2023		1,500	1,549

Bank of America Corp.
1.259% (US0003M + 1.000%) due 04/24/2023 ~		1,500	1,500
1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		62,800	63,387
2.816% due 07/21/2023 •		8,510	8,518
3.004% due 12/20/2023 •		2,500	2,507
3.228% due 06/22/2022 (e)	CAD	200	161

Barclays PLC
1.839% (US0003M + 1.380%) due 05/16/2024 ~		$93,665	94,135
1.955% (BBSW3M + 1.800%) due 06/15/2023 ~	AUD	10,750	8,141
2.365% (BBSW3M + 2.150%) due 06/26/2024 ~		21,000	16,171
3.250% due 06/26/2024		2,000	1,496
3.650% due 03/16/2025		$800	804
4.338% due 05/16/2024 •		700	711

BGC Partners, Inc.
5.375% due 07/24/2023		9,995	10,229

BNP Paribas SA
1.830% (BBSW3M + 1.750%) due 02/28/2024 ~	AUD	4,000	3,031
1.904% (BBSW3M + 1.750%) due 12/16/2022 ~		3,840	2,894
3.375% due 01/09/2025		$6,900	6,870

BOC Aviation Ltd.
2.091% (US0003M + 1.125%) due 09/26/2023 ~		15,710	15,728
2.750% due 09/18/2022		42,100	42,132
3.000% due 05/23/2022		13,827	13,834

Brandywine Operating Partnership LP
3.950% due 02/15/2023		9,093	9,155

Cantor Fitzgerald LP
4.875% due 05/01/2024		10,324	10,649
6.500% due 06/17/2022		25,136	25,357

Citigroup, Inc.
1.546% (US0003M + 1.023%) due 06/01/2024 ~		23,640	23,774

22	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.569% (US0003M + 1.100%) due 05/17/2024 ~		$72,478	$72,899
1.795% (BBSW3M + 1.720%) due 10/27/2023 ~	AUD	14,634	11,107
1.813% (SOFRRATE + 1.528%) due 03/17/2026 ~(e)		$52,000	52,651
2.876% due 07/24/2023 •		3,167	3,172

CNH Industrial Capital LLC
4.375% due 04/05/2022		2,966	2,966

CNO Global Funding
1.650% due 01/06/2025		11,800	11,248

Cooperatieve Rabobank UA
0.415% (BBSW3M + 0.350%) due 04/19/2024 ~	AUD	3,500	2,607

Credit Agricole SA
1.984% (US0003M + 1.050%) due 03/22/2024 ~		$41,800	42,090

Credit Suisse AG
1.230% (BBSW3M + 1.150%) due 05/26/2023 ~	AUD	22,800	17,177

Credit Suisse Group AG
1.389% (BBSW3M + 1.250%) due 03/08/2024 ~		7,280	5,446
2.003% (US0003M + 1.200%) due 12/14/2023 ~		$2,800	2,807
2.043% (US0003M + 1.240%) due 06/12/2024 ~		25,720	25,880
2.193% due 06/05/2026 •		8,700	8,179

Daiwa Securities Group, Inc.
3.129% due 04/19/2022		12,000	12,009

Danske Bank AS
0.976% due 09/10/2025 •		5,000	4,690
1.171% due 12/08/2023 •		123,406	121,859
1.226% due 06/22/2024		4,079	3,890
1.863% (US0003M + 1.060%) due 09/12/2023 ~		36,789	36,885
5.375% due 01/12/2024		43,358	44,724

Deutsche Bank AG
0.672% due 11/08/2023 •		14,400	14,311
0.898% due 05/28/2024 (e)		18,555	17,681
1.475% (BBSW3M + 1.400%) due 01/30/2023 ~	AUD	5,860	4,398

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.649% (US0003M + 1.190%) due 11/16/2022 ~		$22,310	$22,375
1.738% (US0003M + 1.230%) due 02/27/2023 ~		32,519	32,697
2.222% due 09/18/2024 •		7,785	7,619
3.300% due 11/16/2022		22,683	22,843
3.700% due 05/30/2024		5,100	5,124
3.950% due 02/27/2023		71,488	72,215

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		518	514

Fidelity National Financial, Inc.
5.500% due 09/01/2022		11,308	11,472

First Abu Dhabi Bank PJSC
1.131% (US0003M + 0.900%) due 07/08/2024 ~		10,000	10,017
1.180% (BBSW3M + 1.100%) due 02/18/2025 ~	AUD	16,200	12,119
1.189% (US0003M + 0.950%) due 04/16/2022 ~		$54,461	54,502
1.189% (US0003M + 0.850%) due 08/08/2023 ~		4,200	4,205

First American Financial Corp.
4.300% due 02/01/2023		9,500	9,635

Ford Credit Canada Co.
2.766% due 06/22/2022 (e)	CAD	500	400

Ford Motor Credit Co. LLC
1.741% (US0003M + 1.235%) due 02/15/2023 ~		$2,000	1,985
2.979% due 08/03/2022		10,400	10,417
3.087% due 01/09/2023		51,086	51,207
3.096% due 05/04/2023		26,635	26,635
3.350% due 11/01/2022		26,676	26,767
3.370% due 11/17/2023		17,230	17,223
3.550% due 10/07/2022		26,000	26,045
4.140% due 02/15/2023		12,354	12,454
4.250% due 09/20/2022		30,400	30,623
4.375% due 08/06/2023		5,000	5,051

FS KKR Capital Corp.
1.650% due 10/12/2024		10,000	9,434

GA Global Funding Trust
1.625% due 01/15/2026		15,210	14,163

General Motors Financial Co., Inc.
1.199% (US0003M + 0.990%) due 01/05/2023 ~		5,975	5,964

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	23

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.396% (SOFRRATE + 1.200%) due 11/17/2023 ~		$7,000	$7,026
1.700% due 08/18/2023		118	117
2.306% (US0003M + 1.310%) due 06/30/2022 ~		20,054	20,096
3.450% due 04/10/2022		150	150
3.550% due 07/08/2022		36,702	36,894
3.700% due 05/09/2023		3,180	3,213
4.150% due 06/19/2023		12,652	12,844
4.250% due 05/15/2023		4,029	4,080
5.100% due 01/17/2024		1,162	1,202

Goldman Sachs Group, Inc.
0.523% due 03/08/2023		9,703	9,552
0.925% due 10/21/2024 •		20,000	19,397
1.038% due 12/09/2026 •		15,800	15,528
1.132% (BBSW3M + 0.950%) due 06/22/2027 ~	AUD	3,200	2,351
1.214% (US0003M + 0.750%) due 02/23/2023 ~		$3,140	3,146
1.217% due 12/06/2023		50,000	48,818
1.259% (US0003M + 1.000%) due 07/24/2023 ~		7,969	7,976
1.278% (BBSW3M + 1.200%) due 05/16/2023 ~	AUD	10,550	7,931
1.620% (BBSW3M + 1.550%) due 05/02/2024 ~		11,430	8,662
1.633% (US0003M + 1.050%) due 06/05/2023 ~		$7,853	7,855
1.648% (SOFRRATE + 1.390%) due 03/15/2024 ~		7,800	7,854
1.676% (US0003M + 1.170%) due 05/15/2026 ~		3,773	3,795
2.028% (US0003M + 1.750%) due 10/28/2027 ~		4,900	5,081
2.108% (US0003M + 1.600%) due 11/29/2023 ~		775	785
2.905% due 07/24/2023 •		8,286	8,296
2.908% due 06/05/2023 •		24,930	24,957
3.500% due 05/31/2024 þ		12,300	12,544

Hana Bank
1.553% (US0003M + 0.750%) due 06/13/2024 ~		6,300	6,332

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.603% (US0003M + 0.800%) due 03/13/2023 ~		$500	$502
1.667% (US0003M + 0.700%) due 10/02/2022 ~		4,720	4,729
1.678% (US0003M + 0.875%) due 09/14/2022 ~		20,400	20,451

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022		5,800	5,804
3.350% due 02/15/2023		2,922	2,931

HSBC Bank PLC
0.132% due 09/28/2024 •		28,582	27,477

HSBC Holdings PLC
1.178% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	44,030	33,028
1.488% (US0003M + 1.000%) due 05/18/2024 ~		$29,273	29,377
1.683% (SOFRRATE + 1.430%) due 03/10/2026 ~		60,200	60,383
1.975% (US0003M + 1.230%) due 03/11/2025 ~		53,850	54,300
2.183% (US0003M + 1.380%) due 09/12/2026 ~		8,377	8,483

Hutchison Whampoa International Ltd.
3.250% due 11/08/2022		380	382

Hyundai Capital Services, Inc.
0.750% due 09/15/2023		23,500	22,733
3.750% due 03/05/2023		22,144	22,404

ING Groep NV
1.281% (SOFRRATE + 1.010%) due 04/01/2027 ~		32,455	31,983
1.648% (BBSW3M + 1.550%) due 12/05/2022 ~	AUD	800	602
1.929% (SOFRINDX + 1.640%) due 03/28/2026 ~		$77,300	77,768

International Bank for Reconstruction & Development
0.850% due 02/10/2027		117,100	107,854

JPMorgan Chase & Co.
1.037% (SOFRRATE + 0.765%) due 09/22/2027 ~		36,600	35,648
1.149% (US0003M + 0.890%) due 07/23/2024 ~		21,801	21,928

24	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.206% (BBSW3M + 1.130%) due 11/22/2024 ~	AUD	1,540	$1,159
3.207% due 04/01/2023 •		$31,659	31,675
3.220% due 03/01/2025 •		2,500	2,510

Kimco Realty Corp.
3.375% due 10/15/2022		7,877	7,913

KSA Sukuk Ltd.
2.894% due 04/20/2022		30,500	30,517

LeasePlan Corp. NV
2.875% due 10/24/2024		18,550	18,137

Lloyds Banking Group PLC
1.326% due 06/15/2023 •		5,599	5,586
1.480% (BBSW3M + 1.300%) due 03/20/2023 ~	AUD	18,310	13,775
1.535% (BBSW3M + 1.400%) due 03/07/2025 ~		10,350	7,790
2.907% due 11/07/2023 •		$19,535	19,568

Mitsubishi HC Capital, Inc.
2.652% due 09/19/2022		26,990	27,068
3.559% due 02/28/2024		5,000	5,047
3.960% due 09/19/2023		2,000	2,031

Mitsubishi UFJ Financial Group, Inc.
1.482% (BBSW3M + 1.250%) due 10/01/2024 ~	AUD	3,400	2,567

Mizuho Bank Ltd.
0.595% (BBSW3M + 0.530%) due 10/20/2023 ~		1,300	973
0.615% (BBSW3M + 0.540%) due 02/21/2025 ~		7,600	5,648
0.820% (BBSW3M + 0.750%) due 08/07/2024 ~		25,950	19,477

Mizuho Financial Group, Inc.
1.128% (US0003M + 0.630%) due 05/25/2024 ~		$86,469	86,485
1.162% (SOFRRATE + 0.960%) due 05/22/2026 ~		700	696
1.220% (US0003M + 0.610%) due 09/08/2024 ~		3,584	3,582
1.226% (US0003M + 0.990%) due 07/10/2024 ~		29,800	29,938
1.465% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	21,455	16,183

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% (US0003M + 0.880%) due 09/11/2022 ~		$4,086	$4,096
2.721% due 07/16/2023 •		7,144	7,151

Morgan Stanley
3.000% due 02/07/2024 (e)	CAD	5,000	3,982

Nationwide Building Society
3.622% due 04/26/2023 •		$14,890	14,893
3.766% due 03/08/2024 •		3,480	3,501
4.363% due 08/01/2024 •		2,680	2,722

Natwest Group PLC
1.976% (US0003M + 1.470%) due 05/15/2023 ~		7,900	7,908
2.516% (US0003M + 1.550%) due 06/25/2024 ~		28,845	29,113

NatWest Group PLC
3.498% due 05/15/2023 •		19,415	19,443
3.875% due 09/12/2023		9,700	9,803

NatWest Markets PLC
1.739% (SOFRRATE + 1.450%) due 03/22/2025 ~		39,600	39,780

Navient Corp.
5.500% due 01/25/2023		21,100	21,388

Nissan Motor Acceptance Co. LLC
0.894% (US0003M + 0.650%) due 07/13/2022 ~		8,579	8,570
1.125% due 09/16/2024		4,900	4,587
1.250% (US0003M + 0.640%) due 03/08/2024 ~		600	597
1.656% due 09/28/2022 •		52,643	52,543
2.600% due 09/28/2022		9,075	9,077
2.650% due 07/13/2022		27,010	27,060
3.450% due 03/15/2023		18,501	18,592
3.875% due 09/21/2023		13,695	13,780

Nomura Holdings, Inc.
1.851% due 07/16/2025		78,960	74,619
2.329% due 01/22/2027		30,800	28,860
2.648% due 01/16/2025		62,444	60,801

Nordea Bank Abp
1.448% (US0003M + 0.940%) due 08/30/2023 ~		14,960	15,038

OneMain Finance Corp.
5.625% due 03/15/2023		500	510

ORIX Corp.
2.900% due 07/18/2022		21,535	21,620

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		25,418	25,611
5.250% due 08/15/2022		56,243	56,614

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	25

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Piper Sandler Cos.
5.200% due 10/15/2023		$24,600	$24,483

QNB Finance Ltd.
1.315% (US0003M + 1.000%) due 05/02/2022 ~		39,340	39,352
1.821% (BBSW3M + 1.750%) due 02/01/2023 ~	AUD	37,310	28,143
2.178% (US0003M + 1.250%) due 03/21/2024 ~		$63,400	63,658
3.500% due 03/28/2024		21,000	21,109

Santander Holdings USA, Inc.
3.400% due 01/18/2023		87,237	87,796

Santander U.K. Group Holdings PLC
1.089% due 03/15/2025 •		56,000	53,301
3.373% due 01/05/2024 •		14,400	14,450

Shinhan Bank Co. Ltd.
1.104% (BBSW3M + 0.880%) due 09/29/2025 ~	AUD	970	729

SL Green Operating Partnership LP
3.250% due 10/15/2022		$22,417	22,467

SL Green Realty Corp.
4.500% due 12/01/2022		7,605	7,652

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		9,700	9,715
3.550% due 04/15/2024		21,150	21,065
4.125% due 07/15/2023		9,610	9,642

Societe Generale SA
1.178% (SOFRRATE + 1.050%) due 01/21/2026 ~		57,415	56,699
2.625% due 01/22/2025		72,536	70,236
3.875% due 03/28/2024		38,478	38,566

Standard Chartered PLC
1.136% (SOFRRATE + 0.930%) due 11/23/2025 ~		79,650	78,781
1.214% due 03/23/2025 •		6,200	5,922
1.319% due 10/14/2023 •		23,802	23,584
2.030% (SOFRRATE + 1.740%) due 03/30/2026 ~		65,000	65,440
3.785% due 05/21/2025 •		1,708	1,711

Sumitomo Mitsui Financial Group, Inc.
1.315% (BBSW3M + 1.250%) due 10/16/2024 ~	AUD	126,700	95,617
1.335% (BBSW3M + 1.200%) due 03/07/2023 ~		10,300	7,742

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.778% due 10/18/2022		$20,200	$20,324

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/16/2024		6,238	5,893

Synchrony Bank
3.000% due 06/15/2022		500	501

Synchrony Financial
2.850% due 07/25/2022		15,049	15,092

UBS AG
0.580% (BBSW3M + 0.500%) due 02/26/2026 ~	AUD	13,700	10,068
0.945% (BBSW3M + 0.870%) due 07/30/2025 ~		99,040	74,129

UBS Group AG
2.859% due 08/15/2023 •		$19,192	19,224
3.491% due 05/23/2023		480	481

United Overseas Bank Ltd.
0.665% (BBSW3M + 0.590%) due 10/27/2025 ~	AUD	4,000	2,974

Wells Fargo & Co.
1.369% due 05/17/2023 •		$3,000	2,979
2.094% due 04/25/2022 (e)	CAD	1,500	1,201
2.509% due 10/27/2023 (e)		34,900	27,681
3.184% due 02/08/2024 (e)		2,000	1,598

			4,619,105

INDUSTRIALS 15.3%

7-Eleven, Inc.
0.625% due 02/10/2023		$27,745	27,324
0.800% due 02/10/2024		27,667	26,595
0.950% due 02/10/2026		1,200	1,092

Aptiv PLC
2.396% due 02/18/2025		6,400	6,241

Arrow Electronics, Inc.
3.250% due 09/08/2024		4,940	4,953

Ausgrid Finance Pty. Ltd.
1.295% (BBSW3M + 1.220%) due 10/30/2024 ~	AUD	17,700	13,336
3.850% due 05/01/2023		$33,938	34,175

Barry Callebaut Services NV
5.500% due 06/15/2023		36,315	37,230

BAT Capital Corp.
1.386% (US0003M + 0.880%) due 08/15/2022 ~		15,855	15,874

26	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.764% due 08/15/2022		$9,000	$9,027
2.789% due 09/06/2024		10,638	10,507
3.222% due 08/15/2024		109,341	109,383

BAT International Finance PLC
3.250% due 06/07/2022		2,660	2,666

Bayer U.S. Finance LLC
1.836% (US0003M + 1.010%) due 12/15/2023 ~		59,728	60,024
3.875% due 12/15/2023		22,300	22,543

Beam Suntory, Inc.
3.250% due 05/15/2022		13,800	13,816

Berry Global, Inc.
0.950% due 02/15/2024		45,228	43,328
4.875% due 07/15/2026		46,123	46,640

BMW Finance NV
1.185% (US0003M + 0.790%) due 08/12/2022 ~		4,000	4,007

BMW U.S. Capital LLC
2.950% due 04/14/2022		1,800	1,801

BOC Aviation USA Corp.
1.625% due 04/29/2024		18,200	17,493

Boeing Co.
1.433% due 02/04/2024		127,399	123,296
1.875% due 06/15/2023		11,878	11,738
2.700% due 05/01/2022		3,000	3,003
2.800% due 03/01/2023		2,086	2,097
4.508% due 05/01/2023		122,697	124,844

Boral Finance Pty. Ltd.
3.000% due 11/01/2022		5,210	5,213

Broadcom, Inc.
2.250% due 11/15/2023		450	446

CenterPoint Energy Resources Corp.
1.004% (US0003M + 0.500%) due 03/02/2023 ~		23,389	23,322

Charter Communications Operating LLC
1.967% (US0003M + 1.650%) due 02/01/2024 ~		164,783	168,039
4.464% due 07/23/2022		9,084	9,118
4.500% due 02/01/2024		500	512

CNH Industrial NV
4.500% due 08/15/2023		4,645	4,742

ConocoPhillips Co.
2.125% due 03/08/2024		58,100	57,594

DAE Funding LLC
1.550% due 08/01/2024		32,900	31,102

Daimler Canada Finance, Inc.
3.300% due 08/16/2022 (e)	CAD	6,000	4,831

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Daimler Finance North America LLC
1.151% (US0003M + 0.840%) due 05/04/2023 ~	$19,800	$19,887

Daimler Trucks Finance North America LLC
1.015% (SOFRRATE + 0.750%) due 12/13/2024 ~	35,000	34,732
1.125% due 12/14/2023	30,000	29,110

Dell International LLC
4.000% due 07/15/2024	9,000	9,201
5.450% due 06/15/2023	26,027	26,827
5.450% due 06/15/2023 «	444	452

Discovery Communications LLC
2.950% due 03/20/2023	7,847	7,868
3.250% due 04/01/2023	10,000	10,013

DR Horton, Inc.
4.375% due 09/15/2022	13,900	13,970
4.750% due 02/15/2023	600	609

Energy Transfer LP
5.000% due 10/01/2022	7,779	7,843

Flex Ltd.
5.000% due 02/15/2023	1,977	2,013

General Motors Co.
4.875% due 10/02/2023	6,788	6,996
5.400% due 10/02/2023 (e)	2,410	2,495

GSK Consumer Healthcare Capital U.S. LLC
3.024% due 03/24/2024	22,900	22,901

HCA, Inc.
4.750% due 05/01/2023	14,000	14,358
5.000% due 03/15/2024	60,273	62,507
5.875% due 05/01/2023	19,755	20,444

Hyatt Hotels Corp.
1.300% due 10/01/2023	34,800	33,931
1.320% (SOFRINDX + 1.050%) due 10/01/2023 ~	14,200	14,250

Hyundai Capital America
0.800% due 04/03/2023	37,500	36,811
0.800% due 01/08/2024	4,000	3,821
0.875% due 06/14/2024	3,300	3,118
1.150% due 11/10/2022	60,000	59,602
1.250% due 09/18/2023	22,130	21,539
2.375% due 02/10/2023	21,393	21,333
2.850% due 11/01/2022	7,765	7,791
3.250% due 09/20/2022	14,128	14,201
4.125% due 06/08/2023	2,276	2,306
5.750% due 04/06/2023	15,298	15,728

Imperial Brands Finance PLC
3.125% due 07/26/2024	25,468	25,251
3.500% due 02/11/2023	45,745	45,980
3.500% due 07/26/2026	5,800	5,681
3.750% due 07/21/2022	77,494	77,682

Infor, Inc.
1.450% due 07/15/2023	3,400	3,333

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	27

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JDE Peet’s NV
0.800% due 09/24/2024		$26,056	$24,472

Kansas City Southern
3.000% due 05/15/2023		11,575	11,612

Kia Corp.
3.000% due 04/25/2023		4,700	4,717

Kinder Morgan, Inc.
1.519% (US0003M + 1.280%) due 01/15/2023 ~		3,000	3,018

Kraft Heinz Foods Co.
1.186% (US0003M + 0.820%) due 08/10/2022 ~		21,110	21,091

Leidos, Inc.
2.950% due 05/15/2023		33,655	33,768

Lennar Corp.
4.750% due 11/15/2022		31,600	31,924
4.875% due 12/15/2023		2,398	2,464

Magallanes, Inc.
2.054% (SOFRINDX + 1.780%) due 03/15/2024 ~		14,900	15,041
3.428% due 03/15/2024		6,600	6,641
3.788% due 03/15/2025		32,600	32,613

McDonald’s Corp.
1.269% (BBSW3M + 1.130%) due 03/08/2024 ~	AUD	12,640	9,521

MGM Resorts International
6.000% due 03/15/2023		$2,000	2,048

Microchip Technology, Inc.
0.983% due 09/01/2024		27,400	25,965
4.333% due 06/01/2023		3,990	4,055

Mitsubishi Corp.
2.625% due 07/14/2022		7,600	7,620

Mylan, Inc.
4.200% due 11/29/2023		2,066	2,101

Newell Brands, Inc.
4.100% due 04/01/2023		2,000	2,022

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		31,740	31,685

NXP BV
4.625% due 06/01/2023		14,468	14,702
4.875% due 03/01/2024		5,885	6,050

Oracle Corp.
2.500% due 05/15/2022		2,500	2,502
2.625% due 02/15/2023		40,961	41,054

Pacific National Finance Pty Ltd.
6.000% due 04/07/2023		8,200	8,417

Perrigo Finance Unlimited Co.
3.900% due 12/15/2024		5,818	5,848

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RELX Capital, Inc.
3.500% due 03/16/2023		$31,561	$31,846

Reynolds American, Inc.
4.850% due 09/15/2023		4,600	4,714

Rogers Communications, Inc.
4.000% due 06/06/2022	CAD	5,800	4,662

SABIC Capital BV
4.000% due 10/10/2023		$2,700	2,754

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		11,200	11,464
5.750% due 05/15/2024		13,765	14,413

Saudi Arabian Oil Co.
1.250% due 11/24/2023		2,200	2,153
2.875% due 04/16/2024		10,700	10,682

Schlumberger Holdings Corp.
3.625% due 12/21/2022		250	252

SK Broadband Co. Ltd.
3.875% due 08/13/2023		4,700	4,773

SK Hynix, Inc.
1.000% due 01/19/2024		7,477	7,183
3.000% due 09/17/2024		2,728	2,709

SK Telecom Co. Ltd.
3.750% due 04/16/2023		7,875	7,965

Skyworks Solutions, Inc.
0.900% due 06/01/2023		2,500	2,445

Stellantis NV
5.250% due 04/15/2023		11,243	11,490

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		14,280	14,461

T-Mobile USA, Inc.
3.500% due 04/15/2025		13,869	13,975

TD SYNNEX Corp.
1.250% due 08/09/2024		45,021	42,811

Thermo Fisher Scientific, Inc.
0.468% (SOFRINDX + 0.350%) due 04/18/2023 ~		33,900	33,882
0.648% (SOFRINDX + 0.530%) due 10/18/2024 ~		23,500	23,469
0.797% due 10/18/2023		54,400	53,098
1.215% due 10/18/2024		54,300	52,262

Time Warner Entertainment Co. LP
8.375% due 03/15/2023		41,896	44,132

Toyota Finance Australia Ltd.
0.765% (BBSW3M + 0.550%) due 03/26/2024 ~	AUD	2,000	1,494

Transurban Queensland Finance Pty. Ltd.
2.204% (BBSW3M + 2.050%) due 12/16/2024 ~		22,400	17,275

UAL Pass-Through Trust
6.636% due 01/02/2024		$24	24

28	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VMware, Inc.
1.000% due 08/15/2024		$15,000	$14,315

Volkswagen Group of America Finance LLC
2.700% due 09/26/2022		3,520	3,535
2.900% due 05/13/2022		5,500	5,507
4.250% due 11/13/2023		13,000	13,248

			2,566,480

UTILITIES 4.0%

AT&T, Inc.
1.430% (BBSW3M + 1.250%) due 09/19/2023 ~	AUD	4,060	3,059
2.850% due 05/25/2024 (e)	CAD	3,500	2,778

Cleco Power LLC
1.326% (US0003M + 0.500%) due 06/15/2023 ~		$16,100	16,099

Edison International
2.400% due 09/15/2022		17,407	17,426
2.950% due 03/15/2023		3,900	3,895
3.125% due 11/15/2022		11,761	11,825

Enel Finance International NV
2.650% due 09/10/2024		19,480	19,204

Engie SA
2.875% due 10/10/2022		17,414	17,484

ETSA Utilities Finance Pty. Ltd.
1.195% (BBSW3M + 1.040%) due 12/13/2023 ~	AUD	1,750	1,320

FirstEnergy Corp.
3.350% due 07/15/2022		$4,430	4,435

Iberdrola International BV
5.810% due 03/15/2025		6,900	7,425

Israel Electric Corp. Ltd.
5.000% due 11/12/2024		19,000	19,746
6.875% due 06/21/2023		17,451	18,238

Korea Southern Power Co. Ltd.
1.045% (BBSW3M + 0.970%) due 10/30/2024 ~	AUD	37,680	28,425

Network Finance Co. Pty. Ltd.
1.475% (BBSW3M + 1.230%) due 12/06/2024 ~		2,000	1,512

NextEra Energy Capital Holdings, Inc.
1.309% (SOFRINDX + 1.020%) due 03/21/2024 ~		$106,800	106,892

OGE Energy Corp.
0.703% due 05/26/2023		23,200	22,738

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~		$5,800	$5,802
1.700% due 11/15/2023		30,600	29,845
1.750% due 06/16/2022		116,504	116,384
2.365% (US0003M + 1.480%) due 06/16/2022 ~		73,239	73,229
3.250% due 06/15/2023		2,100	2,097
3.400% due 08/15/2024		4,400	4,363
3.750% due 02/15/2024		6,900	6,928
3.850% due 11/15/2023		2,300	2,313
4.250% due 08/01/2023		7,000	7,071

Plains All American Pipeline LP
2.850% due 01/31/2023		21,028	21,014

SES SA
3.600% due 04/04/2023		10,781	10,844

Southern California Edison Co.
1.100% (SOFRRATE + 0.830%) due 04/01/2024 ~		23,400	23,398

Sprint Communications, Inc.
6.000% due 11/15/2022		8,800	9,009

Sprint Corp.
7.875% due 09/15/2023		1,500	1,596

Verizon Communications, Inc.
1.300% (BBSW3M + 1.220%) due 02/17/2023 ~	AUD	32,610	24,526
1.606% (US0003M + 1.100%) due 05/15/2025 ~		$17,533	17,769

Vodafone Group PLC
1.205% (BBSW3M + 1.050%) due 12/13/2022 ~	AUD	6,600	4,953

			663,642

Total Corporate Bonds & Notes (Cost $7,944,489)			7,849,227

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	29

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

LOUISIANA 0.1%

Tulane University, Louisiana Revenue Bonds, (NPFGC Insured), Series 2007
0.806% (US0003M + 0.300%) due 02/15/2036 ~	$16,520	$15,490

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
0.388% (US0003M + 0.130%) due 10/25/2036 ~	1,723	1,702

Total Municipal Bonds & Notes (Cost $17,590)		17,192

U.S. GOVERNMENT AGENCIES 13.3%

Fannie Mae
0.247% due 12/25/2036 - 07/25/2037 •	156	153
0.317% due 03/25/2036 •	13	13
0.506% due 07/25/2044 •	2,846	2,847
0.537% due 09/25/2042 •	164	164
0.556% due 07/25/2046 •	9,532	9,510
0.577% due 03/25/2034 •	5	5
0.606% due 03/25/2046 •	2,417	2,419
0.607% due 08/25/2034 •	49	49
0.657% due 02/25/2037 •	339	337
0.757% due 12/25/2028 •	53	53
0.777% due 06/25/2036 •	60	60
0.797% due 11/25/2036 •	52	52
0.807% due 04/25/2036 - 03/25/2044 •	166	167
0.827% due 03/25/2036 •	29	29
0.841% due 03/17/2032 •	184	185
0.857% due 06/25/2032 - 09/25/2032 •	22	22
0.868% due 05/18/2032 •	35	35
0.875% due 12/18/2026 (i)	104,200	95,975
0.887% due 07/25/2036 •	19	19
0.891% due 09/17/2027 •	1	1
0.906% due 05/25/2050 •	2,384	2,390
0.907% due 10/25/2030 - 09/25/2037 •	71	71
0.957% due 04/25/2042 ~	101	102
0.968% due 07/18/2027 - 05/18/2032 •	35	36
0.997% due 07/25/2037 •	103	103
1.087% due 04/25/2031 •	41	41
1.227% due 06/25/2037 •	75	76
1.303% due 06/01/2043 •	182	185
1.304% due 03/01/2044 - 10/01/2044 •	953	974

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.307% due 07/25/2038 •	$2	$2
1.357% due 04/25/2032 •	4	4
1.357% due 11/25/2049 ~	8	8
1.457% due 11/25/2049 •	5	6
1.473% due 01/01/2027 •	4	4
1.522% due 11/01/2035 •	29	29
1.607% due 09/25/2023 •	2	2
1.663% due 10/01/2035 - 01/01/2036 •	8	8
1.675% due 09/01/2034 •	35	35
1.677% due 10/25/2038 •	20	21
1.739% due 01/01/2036 •	5	5
1.760% due 09/01/2035 •	1	1
1.776% due 07/01/2034 •	1	1
1.785% due 06/01/2034 •	1	1
1.788% due 08/01/2035 •	4	4
1.825% due 05/01/2034 •	1	1
1.868% due 12/01/2035 •	7	7
1.899% due 05/01/2035 •	47	47
1.945% due 05/01/2035 •	9	9
1.973% due 09/01/2034 •	5	5
1.979% due 07/01/2035 •	11	11
1.987% due 09/01/2035 •	5	5
1.990% due 12/01/2036 •	1	1
2.000% due 02/01/2034 •	12	12
2.030% due 11/01/2035 •	7	7
2.033% due 05/01/2038 •	794	829
2.043% due 06/01/2035 •	8	8
2.068% due 12/01/2036 •	3	3
2.085% due 10/01/2035 •	5	5
2.090% due 06/01/2033 •	8	8
2.191% due 12/01/2040 •	15	15
2.198% due 09/01/2034 •	24	24
2.220% due 06/01/2035 •	23	23
2.250% due 09/01/2034 •	5	5
2.300% due 01/01/2036 •	29	30
2.323% due 03/01/2036 •	15	15
2.340% due 02/01/2033 •	2	2
2.350% due 08/01/2029 •	102	102
2.423% due 11/01/2034 •	36	37
2.443% due 11/01/2024 •	2	2
2.461% due 04/01/2029 •	2	2
2.646% due 07/01/2029 •	27	27
3.000% due 05/25/2028 - 06/25/2028 (a)	16,265	846
3.172% due 05/01/2036 •	361	375
3.961% due 05/01/2036 •	8	9
4.472% due 07/01/2028 •	2	2
5.365% due 10/25/2042 ~	128	137

Federal Home Loan Bank
0.750% due 02/24/2026 (k)	38,500	36,943
0.830% due 02/10/2027	99,800	91,504
0.850% due 02/17/2027	155,200	142,647
0.900% due 02/26/2027	160,950	148,028
0.920% due 02/26/2027	86,900	80,107
0.960% due 03/05/2026	35,600	33,413

30	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 03/23/2026 (i)	$35,783	$33,607
1.000% due 07/27/2026	104,800	97,574
1.020% due 02/24/2027	189,300	175,357
1.050% due 08/13/2026	88,500	82,777
1.100% due 08/20/2026	167,670	156,476
1.110% due 07/27/2026	5,367	5,015
1.115% due 02/26/2027	110,300	102,631

Federal Home Loan Banks
0.800% due 11/27/2023	148,900	145,486
1.100% due 11/15/2024	96,500	92,870

Freddie Mac
0.456% due 02/15/2038 •	8,899	8,869
0.647% due 07/15/2034 •	16	16
0.747% due 07/15/2036 •	158	160
0.797% due 06/15/2031 •	29	29
0.800% due 10/27/2026	11,750	10,801
0.800% due 10/28/2026 (i)(k)	43,500	40,058
0.847% due 12/15/2031 - 09/15/2041 •	372	374
0.850% due 12/23/2026	54,000	50,006
0.877% due 11/15/2036 •	15	15
0.897% due 07/15/2039 - 02/15/2041 •	898	905
0.947% due 06/15/2031 •	67	68
0.997% due 06/15/2031 - 12/15/2037 •	88	89
1.097% due 03/15/2032 •	67	68
1.304% due 02/25/2045 •	445	450
1.341% due 10/25/2044 •	1,209	1,233
1.397% due 11/15/2033 •	60	61
1.397% due 10/15/2049 ~	10	11
1.865% due 01/15/2038 ~(a)	8,227	476
1.977% due 09/01/2035 •	32	34
1.981% due 08/01/2035 •	11	11
2.060% due 11/01/2035 •	6	6
2.126% due 12/01/2035 •	8	8
2.150% due 08/01/2034 •	10	10
2.199% due 04/01/2025 - 10/01/2033 •	3	3
2.285% due 08/01/2035 •	2	2
2.375% due 02/01/2023 - 05/01/2034 •	8	8
2.402% due 07/01/2033 •	6	6
2.466% due 07/15/2035 •	4,434	4,435
2.500% due 10/25/2048	6,307	6,070
3.000% due 12/25/2046	2,760	2,667
3.500% due 12/25/2046	6,411	6,300
5.000% due 08/15/2035	707	748
6.500% due 07/25/2043	124	138

Ginnie Mae
0.450% due 06/20/2051 - 07/20/2051 •	296,515	281,807
0.706% due 12/20/2068 •	13,687	13,382
0.800% due 06/20/2051 •	77,829	73,459

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.876% due 10/20/2066 •	$1,888	$1,897
0.906% due 01/20/2066 •	3,875	3,894
0.956% due 04/20/2066 - 11/20/2066 •	8,225	8,282
1.029% due 04/20/2067 •	3,189	3,177
1.047% due 07/20/2067 •	3,207	3,221
1.056% due 12/20/2066 •	2,381	2,400
1.106% due 03/20/2066 •	8,511	8,596
1.117% due 11/20/2067 ~	1,372	1,367
1.431% due 08/16/2039 •	131	134
1.625% (H15T1Y + 1.500%) due 07/20/2022 - 08/20/2025 ~	14	14
1.625% due 08/20/2027 - 08/20/2031 •	261	266
1.750% due 11/20/2026 - 12/20/2033 •	137	140
1.875% (H15T1Y + 1.500%) due 04/20/2024 - 06/20/2026 ~	9	8
1.875% due 06/20/2027 - 05/20/2032 •	293	300
2.000% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026 ~	36	37
2.000% due 08/20/2027 - 03/20/2032 •	232	238
2.248% due 05/20/2071 •	18,045	19,233
2.500% due 01/20/2049 - 10/20/2049	4,691	4,593

Ginnie Mae, TBA
2.500% due 04/01/2052	17,200	16,683

U.S. Small Business Administration
4.340% due 03/01/2024	8	8
5.370% due 04/01/2028	34	36
5.490% due 03/01/2028	17	17

Uniform Mortgage-Backed Security
4.000% due 04/01/2048 - 09/01/2049	50,927	52,103

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2052 - 05/01/2052	55,200	56,155

Total U.S. Government Agencies (Cost $2,366,665)		2,228,832

U.S. TREASURY OBLIGATIONS 9.4%

U.S. Treasury Notes
0.750% due 11/15/2024 (g)	209,900	200,655

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	31

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 12/15/2024 (g)		$1,302,400	$1,251,805
1.500% due 02/15/2025 (g)		121,900	118,500

Total U.S. Treasury Obligations (Cost $1,635,924)			1,570,960

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.6%

280 Park Avenue Mortgage Trust
1.187% due 09/15/2034 •		12,400	12,351

Adjustable Rate Mortgage Trust
2.416% due 02/25/2035 ~		384	393

American Home Mortgage Assets Trust
0.647% due 05/25/2046 ^•		787	693
0.837% due 09/25/2046 ^•		353	337

American Home Mortgage Investment Trust
2.329% due 09/25/2045 •		10	10

AREIT Trust
1.184% due 09/14/2036 •		6,224	6,211
1.477% due 07/17/2026 •		22,600	22,559
2.784% due 04/15/2037 •		4,006	4,005

Ashford Hospitality Trust
1.297% due 04/15/2035 •		6,705	6,587

Atrium Hotel Portfolio Trust
1.347% due 06/15/2035 •		17,200	16,972

Avon Finance PLC
1.197% due 09/20/2048 •	GBP	49,314	64,756

BAMLL Commercial Mortgage Securities Trust
1.447% due 04/15/2036 •		$11,700	11,644
1.447% due 09/15/2038 •		4,200	4,128
1.597% due 03/15/2034 ~		17,500	17,351

Banc of America Funding Trust
2.606% due 02/20/2036 ~		286	285

Banc of America Mortgage Trust
2.713% due 02/25/2036 ^~		28	28
5.750% due 07/20/2032 ~		2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
2.090% due 01/25/2034 ~	$17	$17
2.314% due 07/25/2033 ~	886	880
2.482% due 01/25/2034 ~	67	68
2.594% due 08/25/2033 ~	439	439
2.602% due 11/25/2034 ~	151	145
2.711% due 01/25/2035 ~	22	22
2.779% due 11/25/2030 ~	22	22
3.115% due 11/25/2034 ~	3,207	3,101
3.133% due 05/25/2047 ^~	377	370

Bear Stearns ALT-A Trust
0.777% due 02/25/2034 ~	299	289
2.591% due 01/25/2036 ^~	644	641
2.627% due 05/25/2035 ~	72	72
2.874% due 09/25/2035 ^~	1,125	831
3.051% due 11/25/2036 ~	1,125	807

Bear Stearns Structured Products, Inc. Trust
2.340% due 12/26/2046 ^~	1,579	1,356
2.728% due 01/26/2036 ^~	2,567	2,211

Beast Mortgage Trust
1.447% due 03/15/2036 •	5,200	5,125

BIG Commercial Mortgage Trust
1.643% due 02/15/2039 •	13,700	13,621

Brass PLC
1.159% due 11/16/2066 •	5,086	5,099

BWAY Mortgage Trust
1.647% due 09/15/2036 •	9,200	9,106

BX Commercial Mortgage Trust
1.097% due 01/15/2034 •	76,900	75,319

BXMT Ltd.
1.564% due 11/15/2037 •	3,100	3,082

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.707% due 08/25/2035 •	64	63

Citigroup Mortgage Loan Trust
0.327% due 08/25/2036 •	46	46
0.527% due 01/25/2037 •	129	123
0.949% due 05/25/2051 •	13,786	13,652
2.329% due 03/25/2034 ~	22	23
2.470% due 05/25/2035 •	40	40
2.562% due 07/25/2046 ^~	106	104
2.821% due 08/25/2035 ~	183	188
3.150% due 10/25/2035 ^•	30	30
3.185% due 09/25/2037 ^~	736	697
3.228% due 09/25/2059 þ	7,597	7,597

Citigroup Mortgage Loan Trust, Inc.
1.860% due 09/25/2035 •	7	7

Commercial Mortgage Trust
0.982% due 03/10/2046 •	953	953
3.147% due 08/15/2045	25,040	25,002

Countrywide Alternative Loan Trust
0.629% due 02/20/2047 ^•	1,922	1,572
0.644% due 12/20/2046 ^•	1,251	1,097

32	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.659% due 07/20/2046 ^•		$688	$531
0.777% due 02/25/2047 •		70	65
0.817% due 05/25/2047 ~		1,243	1,136
0.837% due 09/25/2046 ^•		387	380
0.877% due 07/25/2046 •		124	119
1.141% due 12/25/2035 •		221	201
1.141% due 02/25/2036 ~		151	143
3.118% due 02/25/2037 ^~		392	389
6.000% due 04/25/2037 ^		110	63
6.250% due 12/25/2033		63	63

Countrywide Home Loan Mortgage Pass-Through Trust
0.917% due 05/25/2035 •		109	96
1.037% due 04/25/2035 •		9	9
2.125% due 07/19/2031 ~		2	2
2.887% due 09/25/2047 ^~		64	61

Countrywide Home Loan Reperforming REMIC Trust
0.797% due 06/25/2035 •		1,155	1,129
4.429% due 01/25/2034 ^~		7	6

Credit Suisse First Boston Mortgage Securities Corp.
0.420% due 03/25/2032 ~		18	17
2.038% due 11/25/2033 ~		124	124
2.786% due 11/25/2034 ~		162	170

Credit Suisse Mortgage Capital Trust
0.849% due 07/25/2056 •		13,103	12,885
1.147% due 07/15/2032 •		15,600	15,151
1.796% due 12/27/2060 ~		12,934	12,367
2.215% due 11/25/2061 ~		2,679	2,612
2.688% due 03/25/2059 ~		9,053	8,879
2.942% due 12/26/2059 ~		2,228	2,211

Dutch Property Finance BV
0.096% due 07/28/2054 •	EUR	651	720

Ellington Financial Mortgage Trust
2.006% due 05/25/2065 ~		$879	875

Eurohome UK Mortgages PLC
1.187% due 06/15/2044 •	GBP	735	943

European Loan Conduit DAC
1.000% due 02/17/2030 •	EUR	10,687	11,719

Extended Stay America Trust
1.477% due 07/15/2038 •		$99,686	98,632

Finsbury Square PLC
1.077% due 03/16/2070 •	GBP	15,115	19,848
1.287% due 12/16/2069 •		1,070	1,407
1.577% due 06/16/2070 •		28,686	37,863

First Horizon Mortgage Pass-Through Trust
2.774% due 08/25/2035 ~		$123	92

FirstKey Master Funding
3.000% due 05/27/2036 ~		2,761	2,587

Freddie Mac
0.749% due 01/25/2034 •		329	329

FWD Securitization Trust
2.240% due 01/25/2050 ~		4,357	4,308

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GCAT Trust
1.091% due 05/25/2066 ~		$19,067	$18,127
1.348% due 05/25/2066 ~		1,914	1,825
2.650% due 10/25/2068 ~		1,586	1,561
2.885% due 12/27/2066 ~		32,979	32,417

GCT Commercial Mortgage Trust
1.197% due 02/15/2038 •		16,100	15,844

Gemgarto PLC
0.867% due 12/16/2067 •	GBP	8,128	10,637

GMAC Mortgage Corp. Loan Trust
2.805% due 08/19/2034 ~		$247	232

Great Hall Mortgages PLC
0.000% due 06/18/2038 ~	EUR	942	1,035
0.386% due 06/18/2038 •	GBP	696	906
1.100% due 03/18/2039 •		1,156	1,499

GreenPoint Mortgage Funding Trust
0.897% due 06/25/2045 •		$107	102
0.917% due 06/25/2045 •		56	47
0.997% due 11/25/2045 •		190	174

GS Mortgage Securities Trust
3.648% due 01/10/2047		12,127	12,242

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~		69,394	67,566

GS Mortgage-Backed Securities Trust
0.949% due 12/25/2051 •		10,798	10,575
0.949% due 02/25/2052 •		29,176	28,579

GSMPS Mortgage Loan Trust
8.500% due 01/25/2036		82	84

GSR Mortgage Loan Trust
2.663% due 04/25/2036 ~		133	105
2.871% due 01/25/2036 ^~		124	126
2.910% due 09/25/2035 ~		426	431

HarborView Mortgage Loan Trust
0.642% due 03/19/2036 ^•		1,260	1,244
0.709% due 03/19/2037 •		404	379
0.889% due 05/19/2035 •		430	411
2.169% due 04/19/2034 ~		7	7
2.561% due 08/19/2036 ^~		13	12

Hawksmoor Mortgage Funding PLC
1.240% due 05/25/2053 •	GBP	18,487	24,324

Hawksmoor Mortgages
1.240% due 05/25/2053 •		94,684	124,582

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		$1,714	1,704

HPLY Trust
1.397% due 11/15/2036 •		21,092	20,795

Impac CMB Trust
1.097% due 03/25/2035 •		1,331	1,298

IMT Trust
1.097% due 06/15/2034 •		6,971	6,924

IndyMac Adjustable Rate Mortgage Trust
1.544% due 01/25/2032 ~		1	1
1.686% due 01/25/2032 ~		1	1

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	33

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac IMSC Mortgage Loan Trust
0.817% due 07/25/2047 •		$326	$251

IndyMac INDX Mortgage Loan Trust
0.837% due 09/25/2046 •		597	560
0.857% due 06/25/2046 •		260	238
0.877% due 05/25/2046 ~		95	91
0.937% due 07/25/2035 •		69	67
2.948% due 12/25/2034 ~		10	10

J.P. Morgan Chase Commercial Mortgage Securities Trust
2.560% due 06/15/2035 •		23,840	23,477
3.379% due 09/15/2050		4,300	4,264
4.128% due 07/05/2031		7,740	7,806

JP Morgan Chase Commercial Mortgage Securities Trust
1.247% due 12/15/2036 •		8,500	8,420
2.450% due 12/15/2031 •		8,059	7,988
3.093% due 07/05/2032		10,540	10,541

JP Morgan Mortgage Trust
0.949% due 02/25/2052 •		11,711	11,470
3.446% due 04/25/2035 ~		581	564
3.500% due 05/25/2050 ~		2,258	2,256
3.500% due 08/25/2050 ~		416	416

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ		3,807	3,640
1.875% due 10/25/2068 þ		17,270	16,762
2.250% due 07/25/2067 þ		8,435	8,070
3.000% due 06/25/2059 þ		3,051	3,048

Liberty Funding Pty. Ltd.
1.269% due 10/10/2049 •	AUD	835	625

LoanCore Issuer Ltd.
0.964% due 07/15/2035 •		$11,146	11,052

London Wall Mortgage Capital PLC
0.952% due 11/15/2049 •	GBP	824	1,083

Luminent Mortgage Trust
0.627% due 12/25/2036 •		$424	400
0.817% due 12/25/2036 ^•		70	66
0.857% due 10/25/2046 •		105	101

LUXE Commercial Mortgage Trust
1.377% due 11/15/2038 •		4,000	3,925
1.447% due 10/15/2038 •		32,300	31,800

MASTR Adjustable Rate Mortgages Trust
0.667% due 04/25/2046 •		205	192
2.759% due 11/21/2034 ~		258	257

MASTR Alternative Loan Trust
6.000% due 08/25/2033		292	293

MBRT
1.497% due 11/15/2036 ~		2,211	2,191

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.097% due 11/15/2031 •		273	275

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.837% due 12/15/2030 ~	$291	$284
1.257% due 08/15/2032 •	17	16
2.610% due 10/20/2029 •	202	203

Merrill Lynch Mortgage Investors Trust
0.877% due 02/25/2036 •	1,403	1,377
0.957% due 11/25/2035 •	190	187
2.329% due 12/25/2032 •	2	2

Merrill Lynch Mortgage-Backed Securities Trust
2.733% due 04/25/2037 ^~	196	194

MF1 Multifamily Housing Mortgage Loan Trust
1.293% due 07/15/2036 •	60,425	59,496

MFA Trust
1.131% due 07/25/2060 ~	2,095	1,996
1.381% due 04/25/2065 ~	17,795	17,554
1.479% due 03/25/2065 ~	2,276	2,230

Mill City Mortgage Loan Trust
1.125% due 11/25/2060 ~	16,939	16,302
2.750% due 08/25/2059 ~	15,587	15,443

Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046	177	178
3.040% due 04/15/2048	1,894	1,893

Morgan Stanley Capital Trust
1.397% due 05/15/2036 •	11,400	11,325

Morgan Stanley Mortgage Loan Trust
0.677% due 02/25/2047 •	713	225
1.992% due 06/25/2036 ~	32	33

Morgan Stanley Residential Mortgage Loan Trust
0.899% due 09/25/2051 ~	12,974	12,709

MortgageIT Trust
1.197% due 12/25/2034 •	208	211

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~	4,186	4,091
2.750% due 07/25/2059 ~	62,112	60,825
2.750% due 11/25/2059 ~	57,516	56,553
3.500% due 12/25/2057 ~	2,428	2,436
3.500% due 10/25/2059 ~	2,078	2,066
4.500% due 05/25/2058 ~	9,403	9,620

New York Mortgage Trust
1.670% due 08/25/2061 þ	20,366	19,472

Nomura Resecuritization Trust
0.777% due 12/26/2036 ~	107	107

NYO Commercial Mortgage Trust
1.492% due 11/15/2038 •	55,900	54,985

OBX Trust
1.107% due 06/25/2057 •	1,000	989

One New York Plaza Trust
1.347% due 01/15/2036 •	27,900	27,514

Onslow Bay Mortgage Loan Trust
0.999% due 10/25/2051 •	6,514	6,398

34	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PFP Ltd.
1.247% due 04/14/2038 •		$8,020	$7,920
1.431% due 08/09/2037 •		19,900	19,664
1.481% due 04/14/2037 •		715	710

Polaris PLC
1.730% due 05/27/2057 •	GBP	726	958

Polaris RMBS
1.730% due 04/27/2057 •		2,383	3,135

Precise Mortgage Funding PLC
0.775% due 03/12/2055 •		2,066	2,712

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ		$11,933	11,416

RBSSP Resecuritization Trust
0.827% due 08/26/2045 •		430	429

RCO Mortgage LLC
1.868% due 05/26/2026 þ		1,896	1,847

Ready Capital Mortgage Financing LLC
1.407% due 07/25/2036 •		6,700	6,591
1.756% due 01/25/2037 •		35,800	35,850

Residential Accredit Loans, Inc. Trust
0.757% due 08/25/2035 •		343	282
0.877% due 04/25/2046 ~		139	47
0.957% due 08/25/2037 •		154	146
1.501% due 09/25/2045 •		223	215

Residential Asset Securitization Trust
3.266% due 12/25/2034 ~		852	829
5.750% due 02/25/2036 ^		81	44

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032		10	10

Residential Mortgage Securities PLC
1.547% due 06/20/2070 •	GBP	26,409	34,943

RESIMAC Premier
1.021% due 07/10/2052 ~		$9,396	9,376

RMAC PLC
0.795% due 06/12/2046 •	GBP	5,302	6,963

Sage AR Funding PLC
1.405% due 11/17/2030 •		4,800	6,326

Sequoia Mortgage Trust
0.666% due 05/20/2034 •		$324	324
0.849% due 05/20/2035 •		1,244	1,188
1.209% due 10/20/2027 •		77	76
1.897% due 01/20/2047 ^~		75	55
2.566% due 04/20/2035 ~		35	37

Silverstone Master Issuer PLC
0.843% due 01/21/2070 ~	GBP	20,064	26,475

Stratton Mortgage Funding PLC
0.992% due 07/20/2060 •		14,447	18,983
1.390% due 05/25/2051 •		6,516	8,576

Structured Adjustable Rate Mortgage Loan Trust
1.541% due 01/25/2035 ^•		$25	23
2.459% due 02/25/2034 ~		20	20
2.868% due 08/25/2035 ~		212	204

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
0.717% due 03/25/2037 •		$291	$112
0.837% due 07/25/2046 ^•		993	832
0.897% due 05/25/2036 •		2,418	2,243
0.897% due 05/25/2046 •		628	219
0.917% due 05/25/2045 •		168	160
0.949% due 07/19/2035 •		56	54
1.017% due 02/25/2036 ^•		14	13
1.029% due 07/19/2034 •		6	6
1.109% due 09/19/2032 •		6	6
1.149% due 03/19/2034 •		92	90
1.149% due 04/19/2035 •		466	454

Structured Asset Securities Corp.
5.050% due 02/25/2034 þ		1	1

Tharaldson Hotel Portfolio Trust
1.340% due 11/11/2034 •		10,207	10,077

Thornburg Mortgage Securities Trust
2.157% due 04/25/2045 ~		35	35

Towd Point Mortgage Funding
0.992% due 07/20/2045 •	GBP	41,121	54,075
1.374% due 02/20/2054 •		7,285	9,592

Towd Point Mortgage Funding PLC
0.992% due 07/20/2045 •		1,402	1,843
1.236% due 10/20/2051 •		7,202	9,499
1.681% due 02/20/2045 •		7,424	9,760

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		$28,220	27,930

Trinity Square PLC
0.936% due 07/15/2059 •	GBP	19,703	25,869

UBS-Barclays Commercial Mortgage Trust
1.142% due 04/10/2046 •		$3,091	3,081

Verus Securitization Trust
1.977% due 03/25/2060 ~		691	682

VMC Finance LLC
1.568% due 06/16/2036 ~		4,564	4,525

WaMu Mortgage Pass-Through Certificates Trust
0.841% due 02/25/2047 ^•		231	218
0.871% due 01/25/2047 ~		145	143
0.881% due 01/25/2047 ^•		290	278
0.901% due 04/25/2047 •		507	482
0.914% due 12/25/2046 ~		645	615
0.924% due 12/25/2046 ^•		312	286
0.977% due 11/25/2045 •		45	43
0.997% due 12/25/2045 ~		58	58
1.037% due 10/25/2045 •		363	359
1.077% due 01/25/2045 •		41	40
1.141% due 02/25/2046 •		763	762
1.141% due 08/25/2046 ~		3,115	3,113
1.177% due 10/25/2045 •		603	592
1.237% due 01/25/2045 •		982	958
1.341% due 11/25/2042 •		110	108
1.473% due 02/27/2034 •		17	17
1.473% due 01/25/2047 •		98	97

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	35

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.541% due 06/25/2042 •	$73	$72
1.541% due 08/25/2042 •	135	133
1.723% due 07/25/2046 ~	121	116
1.723% due 08/25/2046 •	1,301	1,255
1.723% due 09/25/2046 •	193	192
1.723% due 11/25/2046 •	70	68
1.723% due 12/25/2046 ~	403	404
2.366% due 03/25/2033 ~	20	20
2.382% due 09/25/2033 ~	96	94
2.519% due 09/25/2033 ~	450	445
2.545% due 01/25/2037 ^~	189	182
2.610% due 06/25/2034 ~	385	383
2.713% due 04/25/2037 ^~	124	121
2.716% due 12/25/2036 ^~	121	118
2.795% due 02/25/2037 ^~	236	222
2.890% due 09/25/2036 ^~	180	175
3.021% due 02/25/2037 ^~	280	277
3.086% due 02/25/2037 ^~	641	629
3.255% due 05/25/2037 ^~	254	225

Washington Mutual Mortgage Pass-Through Certificates Trust
1.111% due 05/25/2046 ^•	213	183

Wells Fargo Commercial Mortgage Trust
1.237% due 12/13/2031 •	10,000	9,886
1.491% due 07/15/2046 •	1,855	1,855
1.991% due 01/15/2059 •	3,500	3,586
4.218% due 07/15/2046 ~	4,100	4,142

Wells Fargo-RBS Commercial Mortgage Trust
1.001% due 08/15/2047 •	8,751	8,723
1.231% due 12/15/2045 •	15,053	15,063
3.369% due 11/15/2047	8,302	8,352

Total Non-Agency Mortgage-Backed Securities (Cost $1,958,267)		1,947,792

ASSET-BACKED SECURITIES 15.9%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ	7,642	7,343

AASET U.S. Ltd.
3.844% due 01/16/2038	7,377	5,164

Accredited Mortgage Loan Trust
0.717% due 09/25/2036 •	3,471	3,424

ACE Securities Corp. Home Equity Loan Trust
0.577% due 10/25/2036 •	9	4
1.237% due 04/25/2034 •	14,683	14,253
1.492% due 10/25/2034 •	2,462	2,431

American Money Management Corp. CLO Ltd.
1.316% due 11/10/2030 •	14,600	14,413

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.237% due 05/25/2034 •	127	126

Amortizing Residential Collateral Trust
1.157% due 10/25/2031 •	111	108

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.397% due 06/25/2029 •		$86	$84

Anchorage Capital CLO Ltd.
1.291% due 07/15/2030 •		54,500	54,493
1.381% due 07/15/2032 •		28,400	27,937

Apex Credit CLO Ltd.
1.918% due 09/20/2029 ~		10,500	10,442

Apidos CLO
1.171% due 07/17/2030 •		5,900	5,894

Apres Static CLO Ltd.
1.311% due 10/15/2028 •		19,791	19,726

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	28,927	31,872

Ares CLO Ltd.
1.111% due 01/15/2029 •		$8,901	8,840
1.291% due 04/18/2031 ~		10,200	10,036
1.291% due 01/15/2032 ~		15,000	14,887

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.701% due 12/25/2033 •		798	865

Arkansas Student Loan Authority
1.398% due 11/25/2043 •		1,825	1,827

Asset-Backed Funding Certificates Trust
1.157% due 06/25/2034 •		289	283
1.432% due 06/25/2033 •		791	786

Asset-Backed Securities Corp. Home Equity Loan Trust
0.537% due 05/25/2037 •		20	15
0.697% due 07/25/2036 •		1,150	1,119

Atlas Senior Loan Fund Ltd.
1.124% due 04/20/2028 •		864	861

Bain Capital Euro DAC
0.740% due 01/20/2032 •	EUR	14,900	16,356

Basic Asset-Backed Securities Trust
1.077% due 04/25/2036 •		$24	24

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		942	945

Bear Stearns Asset-Backed Securities Trust
1.117% due 10/25/2032 •		85	84
1.132% due 11/25/2035 ^•		40	40
1.192% due 09/25/2035 ~		4,112	4,107
1.257% due 10/27/2032 •		44	44
1.457% due 10/25/2037 •		182	181
1.457% due 11/25/2042 •		13	13
1.707% due 08/25/2037 •		174	173
5.500% due 09/25/2033 þ		5,066	4,998

Benefit Street Partners CLO Ltd.
1.191% due 10/15/2030 •		10,700	10,610

Birch Grove CLO Ltd.
1.956% due 06/15/2031 •		27,800	27,687

36	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Black Diamond CLO Ltd.
0.860% due 01/20/2032 •	EUR	1,000	$1,103

Brightspire Capital Ltd.
1.599% due 08/19/2038 •		$15,500	15,277

Brookside Mill CLO Ltd.
1.061% due 01/17/2028 •		881	881

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •	EUR	12,400	13,594

Carlyle Global Market Strategies CLO Ltd.
1.211% due 04/17/2031 •		$1,595	1,576

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •		12,900	12,816

Chase Funding Trust
1.097% due 08/25/2032 •		20	19

CIFC Funding Ltd.
1.209% due 10/24/2030 •		32,900	32,713
1.328% due 04/27/2031 •		400	397

Citigroup Mortgage Loan Trust
0.517% due 07/25/2045 •		226	178

CLNC Ltd.
1.414% due 08/20/2035 ~		43,284	42,841

Commonbond Student Loan Trust
2.550% due 05/25/2041		1,609	1,607
3.560% due 09/25/2045		1,256	1,262

Countrywide Asset-Backed Certificates
0.747% due 05/25/2047 •		169	164
1.197% due 05/25/2032 •		110	109
1.957% due 10/25/2034 •		2,279	2,274

Countrywide Asset-Backed Certificates Trust
0.607% due 09/25/2046 ~		44	44
1.257% due 10/25/2047 •		1,450	1,421
1.357% due 05/25/2036 •		538	532

Countrywide Asset-Backed Certificates Trust, Inc.
0.997% due 12/25/2034 •		4,246	4,116

Countrywide Asset-Backed Certificates, Inc.
1.282% due 03/25/2034 ~		1,198	1,190

Credit Suisse First Boston Mortgage Securities Corp.
1.077% due 01/25/2032 •		1	1

Credit-Based Asset Servicing & Securitization LLC
0.577% due 07/25/2037 •		226	169
1.057% due 08/25/2035 •		1,706	1,699

Credit-Based Asset Servicing & Securitization Trust
0.517% due 11/25/2036 •		37	21

Crestline Denali CLO Ltd.
1.399% due 10/23/2031 •		29,700	29,314

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	19,500	21,330

CWHEQ Revolving Home Equity Loan Trust
0.537% due 01/15/2037 •		$7	7

Delta Funding Home Equity Loan Trust
1.217% due 09/15/2029 •		20	19

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	9,400	$10,282

ECMC Group Student Loan Trust
1.207% due 02/27/2068 •		$18,607	18,283
1.457% due 07/25/2069 •		10,115	10,137
1.507% due 05/25/2067 •		1,168	1,176

Edsouth Indenture LLC
1.187% due 04/25/2039 ~		1,484	1,475

EFS Volunteer LLC
1.108% due 10/25/2035 •		2,454	2,452

Elevation CLO Ltd.
1.208% due 10/25/2030 •		22,200	22,015

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046		33,334	31,336

EMC Mortgage Loan Trust
1.197% due 05/25/2040 •		26	25

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	3,750	4,101

Fieldstone Mortgage Investment Trust
2.632% due 08/25/2034 •		$249	249

Finance America Mortgage Loan Trust
1.282% due 08/25/2034 •		6,120	6,023

First Franklin Mortgage Loan Trust
0.617% due 11/25/2036 •		1,350	1,336

First NLC Trust
0.527% due 08/25/2037 •		356	220

FirstKey Homes Trust
1.266% due 10/19/2037		54,311	50,492

Ford Auto Securitization Trust
1.162% due 10/15/2025	CAD	29,500	23,141
2.321% due 10/15/2023		4,213	3,377

Ford Credit Floorplan Master Owner Trust
0.997% due 09/15/2024 ~		$49,200	49,245

Fremont Home Loan Trust
1.192% due 01/25/2035 •		1,148	1,133

Gallatin CLO Ltd.
1.177% due 07/15/2031 •		9,900	9,845
1.305% due 01/21/2028 •		16,563	16,502

GoldenTree Loan Management U.S. CLO Ltd.
1.164% due 11/20/2030 •		5,700	5,642

GPMT Ltd.
1.797% due 12/15/2036 •		15,000	14,851

Greystone Commercial Real Estate Notes Ltd.
1.577% due 09/15/2037 •		16,000	15,868

Greywolf CLO Ltd.
1.418% due 01/27/2031 •		6,000	5,968

GSAA Home Equity Trust
0.997% due 07/25/2037 •		577	572

GSAMP Trust
0.527% due 12/25/2036 •		281	166
0.977% due 06/25/2036 •		4,281	4,196

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	37

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.207% due 01/25/2034 •		$1,147	$1,127

GSRPM Mortgage Loan Trust
0.957% due 03/25/2035 •		1,488	1,475

Harvest CLO DAC
0.760% due 07/15/2031 •	EUR	9,500	10,319

HERA Commercial Mortgage Ltd.
1.518% due 02/18/2038 •		$8,300	8,212

Hertz Vehicle Financing LLC
3.370% due 03/25/2025		11,200	11,203

Home Equity Asset Trust
1.042% due 07/25/2036 •		4,269	4,227
1.377% due 02/25/2033 •		1	1
1.402% due 06/25/2034 ~		2,775	2,748

HSI Asset Loan Obligation Trust
0.517% due 12/25/2036 •		88	32

HSI Asset Securitization Corp. Trust
0.617% due 05/25/2037 •		86	86
0.952% due 02/25/2036 •		2,628	2,565

Invesco Euro CLO DAC
0.650% due 07/15/2031 ~	EUR	2,500	2,736

JP Morgan Mortgage Acquisition Trust
0.667% due 10/25/2036 ~		$3,492	3,460
0.697% due 05/25/2037 •		1,117	1,108
0.862% due 07/25/2036 •		2,409	2,384

Jubilee CLO DAC
0.610% due 04/15/2030 •	EUR	6,300	6,912

KKR CLO Ltd.
1.181% due 07/18/2030 •		$15,200	15,184
1.191% due 07/15/2030 •		12,400	12,258

Laurelin DAC
0.720% due 10/20/2031 •	EUR	31,700	34,669

LCM LP
1.254% due 07/20/2030 •		$36,100	35,716

Lehman ABS Mortgage Loan Trust
0.547% due 06/25/2037 •		252	194

LL ABS Trust
1.070% due 05/15/2029		5,017	4,884

LoanCore Issuer Ltd.
1.527% due 05/15/2036 •		12,368	12,329
1.697% due 07/15/2036 •		5,000	4,953

Long Beach Mortgage Loan Trust
1.017% due 10/25/2034 •		359	345
1.157% due 03/25/2032 •		16	16
1.432% due 04/25/2035 ~		13,120	13,072
1.477% due 08/25/2033 •		781	776

M360 Ltd.
1.947% due 11/22/2038 •		22,500	22,361

Madison Park Funding Ltd.
1.179% due 01/22/2028 ~		4,813	4,784

Marble Point CLO Ltd.
1.281% due 10/15/2030 ~		44,400	44,204

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts Educational Financing Authority
1.208% due 04/25/2038 •	$468	$469

Master Credit Card Trust
0.939% due 07/21/2024 •	20,800	20,833

MASTR Asset-Backed Securities Trust
0.507% due 01/25/2037 •	268	96
0.557% due 11/25/2036 •	50	20
1.157% due 09/25/2034 •	7,227	6,996
1.237% due 02/25/2034 •	966	937

Merrill Lynch Mortgage Investors Trust
0.617% due 09/25/2037 •	5	3
0.697% due 02/25/2037 •	267	103
1.042% due 12/25/2036 •	1,090	1,088

MF1 Ltd.
1.511% due 10/16/2036 •	52,000	51,273
2.143% due 11/15/2035 •	42,300	42,378

MidOcean Credit CLO
1.229% due 01/29/2030 •	27,900	27,737
1.530% due 02/20/2031 •	31,800	31,532

MKS CLO Ltd.
1.254% due 07/20/2030 ~	7,100	7,104

Morgan Stanley ABS Capital, Inc. Trust
0.517% due 05/25/2037 •	96	88
0.657% due 09/25/2036 •	18	8
1.077% due 12/25/2035 •	610	597
1.357% due 05/25/2034 •	13,806	13,562

Morgan Stanley Home Equity Loan Trust
1.447% due 05/25/2035 ~	881	871

Morgan Stanley IXIS Real Estate Capital Trust
0.507% due 11/25/2036 •	8	3

Mountain View CLO LLC
1.331% due 10/16/2029 •	12,865	12,863

MP CLO Ltd.
1.131% due 10/18/2028 •	25,106	24,981

Navient Private Education Loan Trust
1.330% due 04/15/2069	2,781	2,610
1.397% due 04/15/2069 •	10,983	10,889
1.847% due 07/16/2040 •	8,120	8,142
2.650% due 12/15/2028	2,606	2,606
2.740% due 02/15/2029	1,131	1,134

Navient Private Education Refi Loan Trust
1.110% due 02/18/2070	33,751	31,485
1.170% due 09/16/2069	10,567	10,223
1.690% due 05/15/2069	17,803	17,112
2.460% due 11/15/2068	2,394	2,301

Navient Student Loan Trust
0.807% due 03/25/2067 •	4,130	4,126
1.257% due 07/26/2066 •	13,384	13,340
1.507% due 12/27/2066 •	19,159	19,248

Nelnet Student Loan Trust
1.057% due 02/27/2051 •	4,224	4,208
1.157% due 09/27/2038 •	3,969	3,931

38	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.257% due 09/25/2065 •		$2,823	$2,808
1.257% due 08/25/2067 •		31,028	30,811
1.307% due 02/25/2066 •		2,869	2,867
1.357% due 06/27/2067 •		57,275	57,662

Neuberger Berman CLO Ltd.
1.171% due 10/18/2029 •		4,260	4,221

New Century Home Equity Loan Trust
0.817% due 05/25/2036 •		162	160
1.387% due 11/25/2034 ~		2,076	2,031

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.607% due 07/25/2036 •		3,337	3,159

Northstar Education Finance, Inc.
1.157% due 12/26/2031 •		2,170	2,152

NovaStar Mortgage Funding Trust
1.117% due 01/25/2036 •		4,692	4,675
1.537% due 06/25/2035 •		2,275	2,275

OAK Hill European Credit Partners DAC
0.740% due 10/20/2031 •	EUR	36,000	39,486

Oaktree CLO Ltd.
1.369% due 04/22/2030 •		$14,200	14,117

OCP CLO Ltd.
1.374% due 07/20/2029 •		2,100	2,094

OCP Euro CLO DAC
0.880% due 09/22/2034 •	EUR	9,000	9,842

Option One Mortgage Loan Trust
1.117% due 05/25/2035 •		$332	332

OZLM Ltd.
1.354% due 10/20/2031 •		3,800	3,746
1.489% due 05/16/2030 •		26,200	26,205

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	30,050	33,210

Palmer Square Loan Funding Ltd.
0.928% due 10/15/2029 •		$10,400	10,312
1.154% due 04/20/2029 •		3,304	3,292
1.280% due 02/20/2028 •		3,610	3,611

PFS Financing Corp.
0.930% due 08/15/2024		14,000	13,954
0.947% due 04/15/2024 •		18,700	18,694
2.230% due 10/15/2024		2,980	2,985

PRET LLC
1.868% due 07/25/2051 þ		3,508	3,338
2.487% due 07/25/2051 þ		10,660	10,368

Pretium Mortgage Credit Partners LLC
2.240% due 09/27/2060 þ		4,825	4,660

RAAC Trust
1.282% due 01/25/2046 •		3,617	3,573

Regatta Funding Ltd.
1.491% due 10/17/2030 •		1,500	1,494

Renaissance Home Equity Loan Trust
1.177% due 11/25/2034 •		141	134
1.337% due 08/25/2033 •		294	288

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Mortgage Products Trust
1.147% due 10/25/2035 •	$72	$71
1.237% due 07/25/2035 •	662	659
1.477% due 01/25/2034 •	1,781	1,758

Residential Asset Securities Corp. Trust
1.102% due 03/25/2035 •	826	823
1.357% due 11/25/2034 ~	1,007	1,006

Santander Drive Auto Receivables Trust
2.120% due 10/15/2026	20,800	20,796

Saranac CLO Ltd.
1.646% due 08/13/2031 •	3,300	3,289

SBA Tower Trust
3.869% due 10/15/2049 þ	9,800	9,887

Sculptor CLO Ltd.
1.511% due 01/15/2031 •	19,700	19,630

Securitized Asset-Backed Receivables LLC Trust
1.127% due 08/25/2034 •	3,243	2,991
1.132% due 01/25/2035 •	512	488

SLC Student Loan Trust
0.566% due 05/15/2029 •	4,374	4,313
0.936% due 03/15/2027 •	3,507	3,498
0.946% due 06/15/2029 •	1,739	1,732

SLM Student Loan Trust
0.398% due 10/25/2028 •	1,105	1,101
0.398% due 10/27/2031 ~	23,145	23,031
0.408% due 10/25/2029 •	4,751	4,723
0.858% due 10/25/2029 •	15,619	15,539
0.907% due 06/25/2043 •	9,975	9,857
1.008% due 04/25/2023 •	1,058	1,040
1.107% due 12/27/2038 •	1,868	1,848
1.157% due 01/25/2029 •	4,103	3,990
1.158% due 07/25/2023 •	2,162	2,141
1.296% due 12/15/2027 •	578	578
1.376% due 12/15/2025 •	4,023	4,016
1.758% due 04/25/2023 •	12,564	12,597
1.958% due 07/25/2023 •	3,968	3,983

SMB Private Education Loan Trust
1.307% due 09/15/2054 •	49,140	48,739
1.340% due 03/17/2053	16,014	15,209
1.600% due 09/15/2054	13,320	12,761
1.847% due 02/17/2032 •	2,177	2,180
2.340% due 09/15/2034	548	541

SoFi Professional Loan Program LLC
1.057% due 07/25/2040 •	66	66
2.400% due 03/26/2040	426	427
3.020% due 02/25/2040	424	424

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	16,038	15,721

Sound Point CLO Ltd.
1.159% due 01/23/2029 •	1,268	1,269
1.238% due 07/25/2030 •	40,700	40,755
1.249% due 01/23/2029 •	36,583	36,491
1.304% due 10/20/2028 •	7,683	7,669

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	39

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
0.797% due 06/25/2036 •		$554	$554
0.997% due 03/25/2036 •		1,728	1,722
1.017% due 05/25/2036 •		13,174	12,964

Specialty Underwriting & Residential Finance Trust
1.432% due 12/25/2035 •		752	746

Stonepeak ABS
2.301% due 02/28/2033		10,030	9,460

Structured Asset Investment Loan Trust
1.432% due 10/25/2033 •		4	4

Structured Asset Securities Corp. Mortgage Loan Trust
1.731% due 04/25/2035 •		277	277

Symphony CLO Ltd.
1.201% due 04/16/2031 •		3,025	2,994

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •		23,800	23,606

TCI-Symphony CLO Ltd.
1.264% due 10/13/2032 •		44,400	44,032

TCW CLO Ltd.
1.228% due 04/25/2031 •		4,000	3,962

Terwin Mortgage Trust
0.877% due 07/25/2037 •		942	931

Theorem Funding Trust
1.210% due 12/15/2027		7,356	7,252

THL Credit Wind River Clo Ltd.
1.321% due 04/15/2031 •		37,700	37,433

Toro European CLO DAC
0.920% due 01/12/2032 •	EUR	8,600	9,402

Towd Point Asset Trust
1.149% due 11/20/2061 •		$26,896	26,805

Towd Point Mortgage Trust
1.457% due 05/25/2058 •		11,552	11,564
1.457% due 10/25/2059 •		7,777	7,773
1.636% due 04/25/2060 ~		88,279	84,027
2.710% due 01/25/2060 ~		28,090	27,520
3.750% due 05/25/2058 ~		20,653	20,664

TPG Real Estate Finance Ltd.
1.314% due 10/15/2034 •		32,960	32,597

Trinitas Euro CLO DAC
1.550% due 08/15/2033 •	EUR	9,239	10,232

Venture CLO Ltd.
1.121% due 04/15/2027 •		$35,267	35,262
1.121% due 07/15/2027 •		9,598	9,607
1.154% due 10/20/2028 •		23,276	23,188
1.301% due 07/15/2031 •		9,400	9,346
1.354% due 01/20/2029 •		25,200	25,110
1.384% due 04/20/2032 •		16,700	16,612
1.496% due 09/07/2030 •		19,500	19,493

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vibrant CLO Ltd.
1.240% due 07/20/2032 •		$7,650	$7,588
1.294% due 09/15/2030 •		57,000	56,901

Voya CLO Ltd.
1.241% due 10/15/2030 •		2,100	2,076

Washington Mutual Asset-Backed Certificates Trust
0.517% due 10/25/2036 ~		49	24

Wells Fargo Home Equity Asset-Backed Securities Trust
0.877% due 01/25/2037 •		669	669

Total Asset-Backed Securities (Cost $2,732,592)			2,677,104

SOVEREIGN ISSUES 0.7%

Export-Import Bank of India
1.480% (US0003M + 1.000%) due 08/21/2022 ~		41,353	41,468

Export-Import Bank of Korea
0.868% (BBSW3M + 0.800%) due 10/08/2024 ~	AUD	8,800	6,613
1.279% (US0003M + 0.775%) due 06/01/2023 ~		$12,600	12,670

Israel Government International Bond
0.750% due 07/31/2022	ILS	100,950	31,700

Korea Development Bank
1.045% (BBSW3M + 0.980%) due 10/19/2023 ~	AUD	15,530	11,699

Korea Expressway Corp.
0.805% (BBSW3M + 0.720%) due 09/02/2023 ~		8,000	5,999
1.098% (US0003M + 0.600%) due 11/25/2022 ~		$3,800	3,802

Total Sovereign Issues (Cost $112,809)			113,951

40	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 9.2%

CERTIFICATES OF DEPOSIT 0.2%

Barclays Bank PLC
1.130% due 06/21/2022	$34,000	$34,018

COMMERCIAL PAPER 8.6%

AT&T, Inc.
0.800% due 07/12/2022	50,000	49,801

BP Capital Markets PLC
0.950% due 04/29/2022	22,000	21,988
1.050% due 05/16/2022	16,200	16,185

Brookfield U.S. Holdings, Inc.
1.014% due 04/04/2022	40,200	40,198

Conagra Foods, Inc.
1.015% due 04/08/2022	39,600	39,594

Crown Castle International Corp.
1.450% due 05/05/2022	77,200	77,121

Danaher Corp.
1.015% due 04/19/2022	87,800	87,765

Dominion Resources, Inc.
0.870% due 04/13/2022	23,100	23,094

Duke Energy Corp.
0.820% due 04/12/2022	22,500	22,495
0.860% due 04/18/2022	31,400	31,389
0.860% due 04/21/2022	33,100	33,085

Enbridge U.S., Inc.
1.150% due 04/21/2022	7,600	7,596
1.400% due 05/17/2022	117,100	116,926

Entergy Corp.
0.950% due 04/21/2022	500	500
1.015% due 04/06/2022	13,300	13,299
1.015% due 04/07/2022	12,000	11,999
1.250% due 05/06/2022	19,800	19,787

Enterprise Products Operating LLC
0.930% due 04/14/2022	50,000	49,987

Humana, Inc.
1.220% due 04/06/2022	6,935	6,934
1.220% due 04/07/2022	14,650	14,649
1.220% due 04/08/2022	9,600	9,599

International Flavors & Fragrances, Inc.
0.900% due 05/19/2022	48,000	47,932
1.450% due 04/14/2022	20,500	20,495
1.560% due 05/18/2022	375	374
1.620% due 06/03/2022 (b)	12,000	11,976
1.700% due 05/23/2022	14,000	13,978

Marsh & McLennan Cos., Inc.
0.900% due 04/18/2022	45,600	45,583
0.900% due 04/22/2022	29,200	29,186
0.950% due 04/21/2022	15,400	15,393
0.950% due 04/22/2022	15,500	15,492

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mizuho Bank Ltd.
1.160% due 07/15/2022		$30,000	$29,911

Nissan Motor Acceptance Co. LLC
0.900% due 04/01/2022		14,500	14,500

Parker-Hannifin Corp.
0.620% due 04/22/2022		70,900	70,878
1.350% due 05/13/2022		28,700	28,676

Realty Income Corp.
0.900% due 04/18/2022		12,000	11,996

Rogers Communications, Inc.
1.300% due 04/26/2022		88,400	88,344
1.500% due 05/20/2022		42,200	42,139
1.500% due 05/24/2022		35,000	34,944

Ventas Realty LP
0.800% due 04/04/2022		8,000	7,999
0.800% due 04/05/2022		23,000	22,998
0.850% due 04/14/2022		11,200	11,197

Verizon Communications, Inc.
0.850% due 04/06/2022		25,200	25,198

Virginia Electric & Power Co.
0.850% due 04/14/2022		12,100	12,098

VW Credit Canada, Inc.
0.950% due 04/26/2022		32,400	32,380
0.975% due 04/26/2022		25,000	24,984

VW Credit, Inc.
0.920% due 04/19/2022		36,200	36,185
0.920% due 04/26/2022		23,500	23,485
0.930% due 04/27/2022		30,600	30,580

			1,442,892

REPURCHASE AGREEMENTS (f) 0.1%
			14,216

ISRAEL TREASURY BILLS 0.1%
0.005% due 04/06/2022 - 12/07/2022 (c)(d)	ILS	60,500	18,942

U.S. TREASURY BILLS 0.2%
0.253% due 04/12/2022 - 06/02/2022 (c)(d)(i)(k)		$41,542	41,533

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	41

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.499% due 06/21/2022 (c)(d)(k)	$1,957	$1,955

Total Short-Term Instruments (Cost $1,553,234)		1,553,556

Total Investments in Securities (Cost $18,332,345)		17,968,799

	SHARES
INVESTMENTS IN AFFILIATES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.7%

PIMCO Short Asset Portfolio	28,347,967	279,454

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	15,611	$152

Total Short-Term Instruments (Cost $284,509)		279,606

Total Investments in Affiliates (Cost $284,509)		279,606

Total Investments 108.8% (Cost $18,616,854)		$18,248,405

Financial Derivative Instruments (h)(j) (0.2)% (Cost or Premiums, net $(18,109))		(29,733)

Other Assets and Liabilities, net (8.6)%		(1,440,632)

Net Assets 100.0%		$16,778,040

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.

42	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T, Inc.	2.850%	05/25/2024	10/05/2020	$2,719	$2,778	0.02%
Bank of America Corp.	3.228	06/22/2022	10/07/2020	151	161	0.00
Citigroup, Inc.	1.813	03/17/2026	03/10/2022	52,000	52,651	0.31
Daimler Canada Finance, Inc.	3.300	08/16/2022	09/08/2021	4,763	4,831	0.03
Deutsche Bank AG	0.898	05/28/2024	05/25/2021 - 03/31/2022	18,333	17,681	0.11
Ford Credit Canada Co.	2.766	06/22/2022	08/26/2021	395	400	0.00
General Motors Co.	5.400	10/02/2023	10/18/2021 - 03/08/2022	2,545	2,495	0.01
Morgan Stanley	3.000	02/07/2024	10/21/2020	3,947	3,982	0.02
Wells Fargo & Co.	2.094	04/25/2022	10/06/2020	1,128	1,201	0.01
Wells Fargo & Co.	2.509	10/27/2023	10/14/2020 - 10/12/2021	27,243	27,681	0.17
Wells Fargo & Co.	3.184	02/08/2024	10/06/2020	1,555	1,598	0.01

				$114,779	$115,459	0.69%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$14,216	U.S. Treasury Bills 0.000% due 08/04/2022	$(14,500)	$14,216	$14,216

Total Repurchase Agreements						$(14,500)	$14,216	$14,216

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
DEU	0.310%	03/31/2022	04/04/2022	$(87,555)	$(87,556)
IND	0.250	03/31/2022	04/04/2022	(144,750)	(144,750)
	0.300	03/31/2022	04/01/2022	(2,316)	(2,316)
JPS	0.250	03/31/2022	04/04/2022	(241,250)	(241,252)
	0.270	03/25/2022	04/01/2022	(338,625)	(338,643)
	0.280	03/29/2022	04/05/2022	(288,375)	(288,382)
	0.280	03/30/2022	04/06/2022	(96,250)	(96,251)
STR	0.300	03/31/2022	04/01/2022	(141,671)	(141,671)

Total Reverse Repurchase Agreements					$(1,340,821)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
TDL	0.310%	03/31/2022	04/01/2022	$(17,274)	$(17,275)

Total Sale-Buyback Transactions					$(17,275)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	43

Schedule of Investments PIMCO Short-Term Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
DEU	$0	$(87,556)	$0	$(87,556)	$87,295	$(261)
FICC	14,216	0	0	14,216	(14,500)	(284)
IND	0	(147,066)	0	(147,066)	146,480	(586)
JPS	0	(964,528)	0	(964,528)	961,553	(2,975)
STR	0	(141,671)	0	(141,671)	144,173	2,502

Master Securities Forward Transaction Agreement
TDL	0	0	(17,275)	(17,275)	17,207	(68)

Total Borrowings and Other Financing Transactions	$14,216	$(1,340,821)	$(17,275)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(482,630)	$(858,191)	$0	$0	$(1,340,821)

Total	$(482,630)	$(858,191)	$0	$0	$(1,340,821)

Sale-Buyback Transactions
U.S. Treasury Obligations	(17,275)	0	0	0	(17,275)

Total	$(17,275)	$0	$0	$0	$(17,275)

Total Borrowings	$(499,905)	$(858,191)	$0	$0	$(1,358,096)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(1,358,096)

(g)	Securities with an aggregate market value of $1,356,307 and cash of $400 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(543,071) at a weighted average interest rate of (0.035%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

44	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2022	22,717	$4,814,229	$(61,132)	$3,727	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2022	36,217	$(4,153,637)	$106,451	$0	$(5,093)
U.S. Treasury 10-Year Note June Futures	06/2022	423	(51,976)	1,576	0	(106)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	3,556	(481,727)	7,835	0	(1,445)

				$115,862	$0	$(6,644)

Total Futures Contracts				$54,730	$3,727	$(6,644)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2023	0.581%	$12,700	$161	$(66)	$95	$0	$(5)
Boeing Co.	1.000	Quarterly	06/20/2023	0.822	2,400	19	(13)	6	0	0
Boeing Co.	1.000	Quarterly	12/20/2023	0.955	7,900	60	(52)	8	0	(3)

						$240	$(131)	$109	$0	$(8)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-37 5-Year Index	(1.000)%	Quarterly	12/20/2026	$624,600	$(14,653)	$3,765	$(10,888)	$76	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$807,200	$0	$(169)	$(169)	$0	$(188)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	618,000	0	(132)	(132)	0	(144)

					$0	$(301)	$(301)	$0	$(332)

Total Swap Agreements					$(14,413)	$3,333	$(11,080)	$76	$(340)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	45

Schedule of Investments PIMCO Short-Term Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3,727	$76	$3,803	$0	$(6,673)	$(340)	$(7,013)

(i)

Securities with an aggregate market value of $66,326 and cash of $19,688 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	Unsettled variation margin liability of $(29) for closed futures is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2022	$		78,013		CAD	97,366	$0	$(130)
	05/2022		AUD	3,532	$		2,651	6	0
	05/2022		CAD	97,383			78,013	128	0
BPS	04/2022		GBP	407,372			546,738	11,595	0
	04/2022		JPY	20,513,000			169,569	1,071	0
	04/2022	$		6,596		CAD	8,414	134	0
	04/2022			173,772		JPY	20,308,600	0	(6,952)
	05/2022		GBP	386,059	$		508,206	1,157	0
	06/2022	$		112		ILS	365	2	0

46	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	04/2022		ILS	32,097	$		9,889	$0	$(170)
	04/2022	$		7,004		MXN	151,984	619	0
	05/2022			1,449		AUD	1,931	0	(3)
	06/2022			76		ILS	250	2	0
	08/2022		ILS	11,301	$		3,527	0	(29)
	12/2022			17,100			5,470	54	0
GLM	04/2022		AUD	1,703			1,229	0	(46)
HUS	04/2022			15,849			11,625	0	(235)
	04/2022	$		12,161		GBP	9,122	0	(178)
JPM	04/2022		AUD	74,628	$		53,682	0	(2,163)
	08/2022		ILS	102,398			31,653	0	(572)
MYI	04/2022		AUD	98,200			70,295	0	(3,188)
	04/2022	$		270,778		EUR	243,167	0	(1,775)
	04/2022			13,938		GBP	10,640	39	0
	05/2022		EUR	243,167	$		271,014	1,781	0
SCX	04/2022			243,167			273,476	4,473	0
	04/2022	$		2,049		GBP	1,551	0	(12)
	05/2022		AUD	1,949	$		1,458	0	(2)
	05/2022	$		15,574		AUD	20,701	0	(74)
SSB	04/2022		CAD	8,515	$		6,643	0	(168)
TOR	04/2022		AUD	597,856			429,048	0	(18,328)
	04/2022		CAD	97,244			76,348	0	(1,437)

Total Forward Foreign Currency Contracts								$21,061	$(35,462)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200%	07/20/2022	78,000	$(118)	$(80)
BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	67,900	(123)	(53)

						$(241)	$(133)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	$98.391	05/05/2022	10,400	$(48)	$(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	12,500	(58)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	6,500	(29)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	13,500	(42)	(346)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	14,000	(74)	(219)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	9,800	(52)	(164)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	10,500	(56)	(190)
SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.438	06/06/2022	84,900	(464)	(997)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.438	06/06/2022	84,900	(411)	(298)
	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	20,800	(76)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.199	04/06/2022	13,800	(63)	(465)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	47

Schedule of Investments PIMCO Short-Term Fund (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	$97.625	04/06/2022	31,100	$(117)	$(681)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	16,000	(61)	(355)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.734	04/06/2022	12,600	(51)	(290)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.000	04/06/2022	24,400	(99)	(625)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.344	04/06/2022	20,300	(76)	(590)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.391	04/06/2022	8,900	(33)	(263)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	31,100	(126)	(923)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.484	04/06/2022	31,100	(118)	(948)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.500	04/06/2022	16,800	(68)	(515)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.531	04/06/2022	19,400	(75)	(600)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.563	04/06/2022	6,100	(23)	(191)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.188	04/06/2022	20,700	(84)	(776)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.734	04/06/2022	12,600	(35)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	100.000	04/06/2022	24,400	(66)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.344	05/05/2022	15,700	(91)	(240)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.344	05/05/2022	15,700	(71)	(13)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	14,700	(71)	(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.523	05/05/2022	15,700	(72)	(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	99.008	05/05/2022	7,700	(33)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	7,100	(20)	(215)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	39,600	(212)	(624)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.047	05/05/2022	33,600	(158)	(594)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.539	05/05/2022	16,300	(76)	(351)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.594	05/05/2022	10,500	(41)	(231)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	39,600	(149)	(34)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	102.141	04/06/2022	7,700	(13)	(150)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.000	05/05/2022	15,700	(25)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.500	06/06/2022	2,500	(11)	(20)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	101.500	06/06/2022	2,500	(7)	(4)

					$(3,455)	$(11,989)

Total Written Options					$(3,696)	$(12,122)

48	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$134	$0	$0	$134	$(130)	$(80)	$0	$(210)	$(76)	$0	$(76)
BPS	13,959	0	0	13,959	(6,952)	(53)	0	(7,005)	6,954	(5,860)	1,094
CBK	675	0	0	675	(202)	0	0	(202)	473	(393)	80
GLM	0	0	0	0	(46)	0	0	(46)	(46)	0	(46)
HUS	0	0	0	0	(413)	0	0	(413)	(413)	0	(413)
JPM	0	0	0	0	(2,735)	(940)	0	(3,675)	(3,675)	4,357	682
MBC	0	0	0	0	0	0	0	0	0	281	281
MYI	1,820	0	0	1,820	(4,963)	0	0	(4,963)	(3,143)	3,256	113
SAL	0	0	0	0	0	(11,049)	0	(11,049)	(11,049)	11,512	463
SCX	4,473	0	0	4,473	(88)	0	0	(88)	4,385	(2,060)	2,325
SSB	0	0	0	0	(168)	0	0	(168)	(168)	0	(168)
TOR	0	0	0	0	(19,765)	0	0	(19,765)	(19,765)	21,368	1,603

Total Over the Counter	$21,061	$0	$0	$21,061	$(35,462)	$(12,122)	$0	$(47,584)

(k)

Securities with an aggregate market value of $40,773 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,727	$3,727
Swap Agreements	0	76	0	0	0	76

	$0	$76	$0	$0	$3,727	$3,803

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,061	$0	$21,061

	$0	$76	$0	$21,061	$3,727	$24,864

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,673	$6,673
Swap Agreements	0	8	0	0	332	340

	$0	$8	$0	$0	$7,005	$7,013

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	49

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,462	$0	$35,462
Written Options	0	133	0	0	11,989	12,122

	$0	$133	$0	$35,462	$11,989	$47,584

	$0	$141	$0	$35,462	$18,994	$54,597

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$70,459	$70,459
Swap Agreements	0	495	0	0	(17)	478

	$0	$495	$0	$0	$70,442	$70,937

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$85,663	$0	$85,663
Written Options	0	0	0	0	10,145	10,145

	$0	$0	$0	$85,663	$10,145	$95,808

	$0	$495	$0	$85,663	$80,587	$166,745

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17,664	$17,664
Swap Agreements	0	3,633	0	0	122	3,755

	$0	$3,633	$0	$0	$17,786	$21,419

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(61,015)	$0	$(61,015)
Written Options	0	108	0	0	(5,962)	(5,854)

	$0	$108	$0	$(61,015)	$(5,962)	$(66,869)

	$0	$3,741	$0	$(61,015)	$11,824	$(45,450)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$10,185	$0	$10,185
Corporate Bonds & Notes
Banking & Finance	0	4,619,105	0	4,619,105
Industrials	0	2,566,028	452	2,566,480
Utilities	0	663,642	0	663,642
Municipal Bonds & Notes
Louisiana	0	15,490	0	15,490
Pennsylvania	0	1,702	0	1,702

50	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
U.S. Government Agencies	$0	$2,228,832	$0	$2,228,832
U.S. Treasury Obligations	0	1,570,960	0	1,570,960
Non-Agency Mortgage-Backed Securities	0	1,947,792	0	1,947,792
Asset-Backed Securities	0	2,677,104	0	2,677,104
Sovereign Issues	0	113,951	0	113,951
Short-Term Instruments
Certificates of Deposit	0	34,018	0	34,018
Commercial Paper	0	1,442,892	0	1,442,892
Repurchase Agreements	0	14,216	0	14,216
Israel Treasury Bills	0	18,942	0	18,942
U.S. Treasury Bills	0	41,533	0	41,533
U.S. Treasury Cash Management Bills	0	1,955	0	1,955
	$0	$17,968,347	$452	$17,968,799

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$279,606	$0	$0	$279,606
Total Investments	$279,606	$17,968,347	$452	$18,248,405

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,803	0	3,803
Over the counter	0	21,061	0	21,061
	$0	$24,864	$0	$24,864

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6,984)	0	(6,984)
Over the counter	0	(47,584)	0	(47,584)
	$0	$(54,568)	$0	$(54,568)
Total Financial Derivative Instruments	$0	$(29,704)	$0	$(29,704)
Totals	$279,606	$17,938,643	$452	$18,218,701

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	51

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Short-Term Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

52	PIMCO SHORT-TERM FUND

March 31, 2022

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

ANNUAL REPORT	MARCH 31, 2022	53

Notes to Financial Statements (Cont.)

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

54	PIMCO SHORT-TERM FUND

March 31, 2022

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign

ANNUAL REPORT	MARCH 31, 2022	55

Notes to Financial Statements (Cont.)

(non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

56	PIMCO SHORT-TERM FUND

March 31, 2022

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

ANNUAL REPORT	MARCH 31, 2022	57

Notes to Financial Statements (Cont.)

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

58	PIMCO SHORT-TERM FUND

March 31, 2022

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2022	59

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$877	$504,090	$(219,700)	$(897)	$(4,916)	$279,454	$4,090	$0

60	PIMCO SHORT-TERM FUND

March 31, 2022

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$3,708,127	$4,446,023	$(8,153,800)	$(447)	$249	$152	$3,523	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Notes to Financial Statements (Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the

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interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to

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repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk

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Notes to Financial Statements (Cont.)

arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

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The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s

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Notes to Financial Statements (Cont.)

exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In

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connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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Notes to Financial Statements (Cont.)

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

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credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under

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Notes to Financial Statements (Cont.)

which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Notes to Financial Statements (Cont.)

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

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Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

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Notes to Financial Statements (Cont.)

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

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Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.20%	0.20%	0.20%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset

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Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets

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Notes to Financial Statements (Cont.)

attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $25,929.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$1,045,475	$807,902

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when

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distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$11,310,570	$9,522,068	$6,675,551	$3,392,732

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	863,553	$8,448,600	898,463	$8,828,114

I-2	209,910	2,055,883	186,546	1,827,751

I-3	3,837	37,648	5,426	53,091

Administrative Class	370	3,620	543	5,332

Class A	63,772	625,301	98,785	970,489

Class C	1,316	12,856	3,318	32,555

Class R	8,518	83,450	3,494	34,308

Issued as reinvestment of distributions

Institutional Class	7,285	71,238	13,382	131,252

I-2	1,516	14,824	3,627	35,565

I-3	26	250	56	549

Administrative Class	11	105	645	6,277

Class A	610	5,961	1,779	17,442

Class C	7	72	110	1,080

Class R	18	177	107	1,044

Cost of shares redeemed

Institutional Class	(726,487)	(7,102,029)	(618,637)	(6,064,142)

I-2	(229,332)	(2,244,795)	(160,987)	(1,571,628)

I-3	(4,309)	(42,198)	(4,479)	(43,667)

Administrative Class	(835)	(8,152)	(156,448)	(1,537,716)

Class A	(86,263)	(844,475)	(74,168)	(727,431)

Class C	(3,767)	(36,881)	(6,267)	(61,499)

Class R	(5,103)	(49,914)	(3,773)	(36,954)

Net increase (decrease) resulting from Fund share transactions	104,653	$1,031,541	191,522	$1,901,812

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2022	81

Notes to Financial Statements (Cont.)

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book- to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late- Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Short-Term Fund	$37,499	$0	$(389,570)	$(494)	$(160,708)	$0	$0	$(513,273)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, straddle loss deferrals, and interest accrued on defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are

82	PIMCO SHORT-TERM FUND

March 31, 2022

carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2022, the fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Short-Term Fund	$50,252	$110,456

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Short-Term Fund	$18,653,233	$182,519	$(570,220)	$(387,701)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, straddle loss deferrals, and interest accrued on defaulted securities.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Short-Term Fund	$97,166	$0	$0	$202,589	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2022	83

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Short-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Short-Term Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

84	PIMCO SHORT-TERM FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	MAC	Macquarie Bank Limited
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
DEU	Deutsche Bank Securities, Inc.	SAL	Citigroup Global Markets, Inc.
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	STR	State Street FICC Repo
IND	Crédit Agricole Corporate and Investment Bank S.A.	TDL	Toronto Dominion Bank London
JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank
JPS	J.P. Morgan Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	ILS	Israeli Shekel
CAD	Canadian Dollar	JPY	Japanese Yen
EUR	Euro	MXN	Mexican Peso
GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	OBX	Oslo Stock Exchange Index
CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SOFRINDX	Secured Overnight Financing Rate Index
LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	REMIC	Real Estate Mortgage Investment Conduit
BBSW	Bank Bill Swap Reference Rate	RMBS	Residential Mortgage-Backed Security
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company

ANNUAL REPORT	MARCH 31, 2022	85

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends
PIMCO Short-Term Fund	0%	0%	$97,166	$0	$60,391

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the fund below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the fund as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Short-Term Fund	0%

86	PIMCO SHORT-TERM FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2022	87

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

88	PIMCO SHORT-TERM FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2022	89

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

90	PIMCO SHORT-TERM FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2022	91

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

92	PIMCO SHORT-TERM FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3024AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

PIMCO Total Return Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier

2	PIMCO TOTAL RETURN FUND

fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	3

Important Information About the PIMCO Total Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

4	PIMCO TOTAL RETURN FUND

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the PIMCO Total Return Fund (Cont.)

same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Total Return Fund	05/11/87	05/11/87	04/30/08	04/27/18	09/08/94	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf

6	PIMCO TOTAL RETURN FUND

of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2022	7

PIMCO Total Return Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Institutional Class	(4.02)%	2.49%	2.72%	6.68%
PIMCO Total Return Fund I-2	(4.11)%	2.39%	2.62%	6.59%
PIMCO Total Return Fund I-3	(4.16)%	2.34%	2.57%	6.52%
PIMCO Total Return Fund Administrative Class	(4.26)%	2.24%	2.47%	6.41%
PIMCO Total Return Fund Class A	(4.34)%	2.14%	2.35%	6.22%
PIMCO Total Return Fund Class A (adjusted)	(7.93)%	1.36%	1.96%	6.08%
PIMCO Total Return Fund Class C	(5.06)%	1.37%	1.58%	5.43%
PIMCO Total Return Fund Class C (adjusted)	(6.00)%	1.37%	1.58%	5.43%
PIMCO Total Return Fund Class R	(4.58)%	1.88%	2.09%	5.94%
Bloomberg U.S. Aggregate Index	(4.15)%	2.14%	2.24%	2.53%♦
Lipper Core Plus Bond Funds Average	(3.72)%	2.59%	2.74%	5.99%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.47% for Institutional Class shares, 0.57% for I-2 shares, 0.67% for I-3 shares, 0.72% for Administrative Class shares, 0.81% for Class A shares, 1.56% for Class C shares, and 1.06% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO TOTAL RETURN FUND

Institutional Class - PTTRX	I-2 - PTTPX	I-3 - PTTNX	Administrative Class - PTRAX
Class A - PTTAX	Class C - PTTCX	Class R - PTRRX

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	23.5%
U.S. Government Agencies	20.2%
Short-Term Instruments‡	17.3%
U.S. Treasury Obligations	11.4%
Asset-Backed Securities	11.3%
Non-Agency Mortgage-Backed Securities	11.2%
Sovereign Issues	3.2%
Other	1.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-agency mortgage-backed securities (“MBS”) contributed to relative performance, as the sector generated positive returns.

»	Underweight exposure to agency MBS contributed to relative performance, as spreads widened.

»	Underweight exposure to investment-grade corporate spread duration contributed to relative performance, as spreads widened.

»	Short exposure to duration in the U.K. contributed to relative performance, as interest rates rose.
»	Overweight exposure to U.S. duration in the second half of the reporting period detracted from relative performance, as rates rose.

»	Local rate exposure in Peru detracted from relative performance, as interest rates rose.

»	Long exposure to the Japanese yen detracted from relative performance, as the currency depreciated against the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2022	9

Expense Example PIMCO Total Return Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$937.40	$2.22	$1,000.00	$1,022.64	$2.32	0.46%
I-2	1,000.00	936.90	2.70	1,000.00	1,022.14	2.82	0.56
I-3	1,000.00	936.60	2.95	1,000.00	1,021.89	3.07	0.61
Administrative Class	1,000.00	936.20	3.43	1,000.00	1,021.39	3.58	0.71
Class A	1,000.00	935.80	3.86	1,000.00	1,020.94	4.03	0.80
Class C	1,000.00	932.30	7.47	1,000.00	1,017.20	7.80	1.55
Class R	1,000.00	934.60	5.06	1,000.00	1,019.70	5.29	1.05

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO TOTAL RETURN FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	11

Financial Highlights PIMCO Total Return Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2022	$10.22	$0.20	$(0.60)	$(0.40)	$(0.24)	$0.00	$0.00	$(0.24)

03/31/2021	10.49	0.22	0.13	0.35	(0.24)	(0.38)	0.00	(0.62)

03/31/2020	10.12	0.32	0.44	0.76	(0.38)	(0.01)	0.00	(0.39)

03/31/2019	10.08	0.31	0.07	0.38	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.12	0.28	(0.06)	0.22	(0.23)	0.00	(0.03)	(0.26)

I-2

03/31/2022	10.22	0.19	(0.60)	(0.41)	(0.23)	0.00	0.00	(0.23)

03/31/2021	10.49	0.21	0.13	0.34	(0.23)	(0.38)	0.00	(0.61)

03/31/2020	10.12	0.31	0.44	0.75	(0.37)	(0.01)	0.00	(0.38)

03/31/2019	10.08	0.30	0.07	0.37	(0.33)	0.00	0.00	(0.33)

03/31/2018	10.12	0.27	(0.06)	0.21	(0.22)	0.00	(0.03)	(0.25)

I-3

03/31/2022	10.22	0.19	(0.60)	(0.41)	(0.23)	0.00	0.00	(0.23)

03/31/2021	10.49	0.21	0.13	0.34	(0.23)	(0.38)	0.00	(0.61)

03/31/2020	10.12	0.30	0.45	0.75	(0.37)	(0.01)	0.00	(0.38)

04/27/2018 - 03/31/2019	9.97	0.29	0.16	0.45	(0.30)	0.00	0.00	(0.30)

Administrative Class

03/31/2022	10.22	0.18	(0.60)	(0.42)	(0.22)	0.00	0.00	(0.22)

03/31/2021	10.49	0.19	0.14	0.33	(0.22)	(0.38)	0.00	(0.60)

03/31/2020	10.12	0.30	0.44	0.74	(0.36)	(0.01)	0.00	(0.37)

03/31/2019	10.08	0.28	0.07	0.35	(0.31)	0.00	0.00	(0.31)

03/31/2018	10.12	0.26	(0.07)	0.19	(0.20)	0.00	(0.03)	(0.23)

Class A

03/31/2022	10.22	0.17	(0.60)	(0.43)	(0.21)	0.00	0.00	(0.21)

03/31/2021	10.49	0.18	0.14	0.32	(0.21)	(0.38)	0.00	(0.59)

03/31/2020	10.12	0.29	0.44	0.73	(0.35)	(0.01)	0.00	(0.36)

03/31/2019	10.08	0.27	0.07	0.34	(0.30)	0.00	0.00	(0.30)

03/31/2018	10.12	0.25	(0.07)	0.18	(0.19)	0.00	(0.03)	(0.22)

Class C

03/31/2022	10.22	0.09	(0.60)	(0.51)	(0.13)	0.00	0.00	(0.13)

03/31/2021	10.49	0.11	0.13	0.24	(0.13)	(0.38)	0.00	(0.51)

03/31/2020	10.12	0.21	0.44	0.65	(0.27)	(0.01)	0.00	(0.28)

03/31/2019	10.08	0.19	0.07	0.26	(0.22)	0.00	0.00	(0.22)

03/31/2018	10.12	0.17	(0.07)	0.10	(0.11)	0.00	(0.03)	(0.14)

12	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.58	(4.02)%	$51,678,056	0.46%		0.46%		0.46%		0.46%		1.97%		289%

10.22	3.25	52,033,884	0.47		0.47		0.46		0.46		2.06		430

10.49	7.63	51,804,718	0.70		0.70		0.46		0.46		3.08		554

10.12	3.83	49,974,737	0.71		0.71		0.46		0.46		3.09		723

10.08	2.13	54,515,011	0.55		0.55		0.46		0.46		2.76		635

9.58	(4.11)	4,428,616	0.56		0.56		0.56		0.56		1.86		289

10.22	3.15	4,682,354	0.57		0.57		0.56		0.56		1.96		430

10.49	7.52	3,809,717	0.80		0.80		0.56		0.56		2.97		554

10.12	3.73	3,231,195	0.81		0.81		0.56		0.56		2.99		723

10.08	2.02	3,409,081	0.65		0.65		0.56		0.56		2.66		635

9.58	(4.16)	92,075	0.61		0.66		0.61		0.66		1.81		289

10.22	3.10	107,994	0.62		0.67		0.61		0.66		1.94		430

10.49	7.47	193,779	0.85		0.90		0.61		0.66		2.90		554

10.12	4.63	144,689	0.86	*	0.91	*	0.61	*	0.66	*	3.13	*	723

9.58	(4.26)	1,569,483	0.71		0.71		0.71		0.71		1.72		289

10.22	2.99	1,668,610	0.72		0.72		0.71		0.71		1.82		430

10.49	7.36	1,739,412	0.95		0.95		0.71		0.71		2.85		554

10.12	3.57	2,005,972	0.96		0.96		0.71		0.71		2.82		723

10.08	1.87	2,831,163	0.80		0.80		0.71		0.71		2.52		635

9.58	(4.34)	6,460,966	0.80		0.80		0.80		0.80		1.62		289

10.22	2.90	7,991,147	0.81		0.81		0.80		0.80		1.72		430

10.49	7.27	7,612,609	1.04		1.04		0.80		0.80		2.75		554

10.12	3.48	7,757,299	1.05		1.05		0.80		0.80		2.75		723

10.08	1.76	8,429,248	0.92	(e)	0.92	(e)	0.83	(e)	0.83	(e)	2.42		635

9.58	(5.06)	222,903	1.55		1.55		1.55		1.55		0.87		289

10.22	2.13	353,523	1.56		1.56		1.55		1.55		1.01		430

10.49	6.47	914,682	1.79		1.79		1.55		1.55		2.05		554

10.12	2.69	1,467,067	1.82	(f)	1.82	(f)	1.57	(f)	1.57	(f)	1.95		723

10.08	0.97	2,072,621	1.69		1.69		1.60		1.60		1.64		635

ANNUAL REPORT	MARCH 31, 2022	13

Financial Highlights PIMCO Total Return Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2022	$10.22	$0.14	$(0.60)	$(0.46)	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2021	10.49	0.16	0.13	0.29	(0.18)	(0.38)	0.00	(0.56)

03/31/2020	10.12	0.26	0.44	0.70	(0.32)	(0.01)	0.00	(0.33)

03/31/2019	10.08	0.24	0.07	0.31	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.12	0.22	(0.07)	0.15	(0.16)	0.00	(0.03)	(0.19)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.30%.
(f)	Effective October 1, 2018, the Class’s advisory fee was decreased by 0.05% to an annual rate of 0.55%.

14	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.58	(4.58)%	$549,527	1.05%		1.05%		1.05%		1.05%		1.37%	289%

10.22	2.64	677,048	1.06		1.06		1.05		1.05		1.48	430

10.49	7.00	722,176	1.29		1.29		1.05		1.05		2.50	554

10.12	3.20	772,138	1.32	(f)	1.32	(f)	1.07	(f)	1.07	(f)	2.47	723

10.08	1.48	914,781	1.19		1.19		1.10		1.10		2.13	635

ANNUAL REPORT	MARCH 31, 2022	15

Consolidated Statement of Assets and Liabilities PIMCO Total Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$78,319,108
Investments in Affiliates	2,710,425

Financial Derivative Instruments
Exchange-traded or centrally cleared	67,391
Over the counter	426,202
Cash	250,391
Deposits with counterparty	21,315
Foreign currency, at value	226,793
Receivable for investments sold	72,297
Receivable for TBA investments sold	19,381,526
Receivable for Fund shares sold	53,599
Interest and/or dividends receivable	304,762
Dividends receivable from Affiliates	2,845
Reimbursement receivable from PIMCO	4

Total Assets	101,836,658

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$15,304
Payable for short sales	520,283

Financial Derivative Instruments
Exchange-traded or centrally cleared	136,229
Over the counter	1,047,870
Payable for investments purchased	2,214,119
Payable for investments in Affiliates purchased	2,845
Payable for TBA investments purchased	32,651,712
Payable for unfunded loan commitments	14,760
Deposits from counterparty	72,444
Payable for Fund shares redeemed	123,147
Distributions payable	7,440
Accrued investment advisory fees	13,959
Accrued supervisory and administrative fees	12,685
Accrued distribution fees	607
Accrued servicing fees	1,569
Other liabilities	59

Total Liabilities	36,835,032

Net Assets	$65,001,626

Net Assets Consist of:

Paid in capital	$69,895,570
Distributable earnings (accumulated loss)	(4,893,944)

Net Assets	$65,001,626

Cost of investments in securities	$80,792,243
Cost of investments in Affiliates	$2,749,172
Cost of foreign currency held	$238,574
Proceeds received on short sales	$521,882
Cost or premiums of financial derivative instruments, net	$137,429

* Includes repurchase agreements of:	$5,018,735

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

Net Assets:

Institutional Class	$51,678,056
I-2	4,428,616
I-3	92,075
Administrative Class	1,569,483
Class A	6,460,966
Class C	222,903
Class R	549,527

Shares Issued and Outstanding:

Institutional Class	5,392,296
I-2	462,100
I-3	9,607
Administrative Class	163,766
Class A	674,164
Class C	23,259
Class R	57,340

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.58
I-2	9.58
I-3	9.58
Administrative Class	9.58
Class A	9.58
Class C	9.58
Class R	9.58

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2022	17

Consolidated Statement of Operations PIMCO Total Return Fund

Year Ended March 31, 2022
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$1,611,237
Dividends	45,168
Dividends from Investments in Affiliates	38,102
Total Income	1,694,507

Expenses:

Investment advisory fees	174,382
Supervisory and administrative fees	159,051
Distribution and/or servicing fees - Administrative Class	4,297
Distribution and/or servicing fees - Class A	18,578
Distribution and/or servicing fees - Class C	2,890
Distribution and/or servicing fees - Class R	3,186
Trustee fees	383
Interest expense	1,283
Miscellaneous expense	180
Total Expenses	364,230
Waiver and/or Reimbursement by PIMCO	(53)
Net Expenses	364,177

Net Investment Income (Loss)	1,330,330

Net Realized Gain (Loss):

Investments in securities	(196,260)
Investments in Affiliates	3,907
Exchange-traded or centrally cleared financial derivative instruments	(681,381)
Over the counter financial derivative instruments	454,459
Foreign currency	31,356

Net Realized Gain (Loss)	(387,919)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(2,545,666)
Investments in Affiliates	(57,023)
Exchange-traded or centrally cleared financial derivative instruments	(327,010)
Over the counter financial derivative instruments	(827,571)
Foreign currency assets and liabilities	(2,685)

Net Change in Unrealized Appreciation (Depreciation)	(3,759,955)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,817,544)

* Foreign tax withholdings	$9

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,330,330	$1,378,965
Net realized gain (loss)	(387,919)	1,891,554
Net change in unrealized appreciation (depreciation)	(3,759,955)	(1,169,499)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,817,544)	2,101,020

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,302,023)	(3,064,988)
I-2	(109,317)	(270,784)
I-3	(2,356)	(8,106)
Administrative Class	(36,381)	(95,883)
Class A	(149,424)	(441,030)
Class C	(3,595)	(30,588)
Class R	(11,252)	(37,965)

Total Distributions(a)	(1,614,348)	(3,949,344)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,918,958	2,565,791

Total Increase (Decrease) in Net Assets	(2,512,934)	717,467

Net Assets:

Beginning of year	67,514,560	66,797,093
End of year	$65,001,626	$67,514,560

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	19

Consolidated Schedule of Investments PIMCO Total Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$10,500	$10,654

Altice France SA
4.506% (LIBOR03M + 4.000%) due 08/14/2026 ~		11,513	11,315

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~		104,367	99,890

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~		3,378	3,279

Encina Private Credit LLC
TBD% - 4.988% (LIBOR03M + 3.988%) due 11/30/2025 «~µ		27,530	27,530

GHH Holdings Ltd.
2.334% (BP0003M + 1.850%) due 12/04/2024 «~(m)	GBP	50,000	63,806

Hotel Ltd.
2.418% (BP0003M + 1.900%) due 02/07/2023 «~(m)		36,000	47,058

Kre Broadway Owner LLC
2.700% (LIBOR03M + 1.700%) due 08/10/2023 «~		$100,000	99,975

Marriott Ownership Resorts, Inc.
2.207% (LIBOR03M + 1.750%) due 08/29/2025 ~		2,440	2,383

PKY-San Felipe Plaza LP
TBD% - 3.550% (LIBOR03M + 2.050%) due 12/09/2022 «~µ(m)		121,658	121,600

Project Quasar Pledgco SLU
3.250% (EUR003M + 3.250%) due 03/15/2026 «~	EUR	97,191	106,649

Starwood Capital
2.352% (LIBOR03M + 2.000%) due 03/11/2023 «~		33,617	33,647

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		$15,682	15,525

Verifone Systems, Inc.
4.498% (LIBOR03M + 4.000%) due 08/20/2025 ~		9,095	8,988

Wyndham Hotels & Resorts, Inc.
2.207% (LIBOR03M + 1.750%) due 05/30/2025 ~		1,448	1,436

Total Loan Participations and Assignments (Cost $663,819)			653,735

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 29.3%

BANKING & FINANCE 15.5%

ABN AMRO Bank NV
2.470% due 12/13/2029 •	$5,300	$4,849

AerCap Ireland Capital DAC
2.875% due 08/14/2024	22,600	21,997
3.500% due 01/15/2025	10,450	10,276
4.450% due 10/01/2025	22,600	22,702
4.450% due 04/03/2026	3,900	3,944
4.625% due 07/01/2022	1,115	1,121
4.875% due 01/16/2024	1,000	1,014

AIA Group Ltd.
3.200% due 09/16/2040	10,600	9,432

AIB Group PLC
4.263% due 04/10/2025 •	4,000	4,011
4.750% due 10/12/2023	1,100	1,120

Aircastle Ltd.
2.850% due 01/26/2028	54,500	49,056
4.125% due 05/01/2024	2,000	1,998
4.250% due 06/15/2026	1,500	1,478

Alexandria Real Estate Equities, Inc.
1.875% due 02/01/2033	1,300	1,101
2.950% due 03/15/2034	1,500	1,413
3.375% due 08/15/2031	3,700	3,647
3.950% due 01/15/2028	600	614
4.900% due 12/15/2030	2,300	2,546

Ally Financial, Inc.
2.200% due 11/02/2028	890	806

American Assets Trust LP
3.375% due 02/01/2031	28,500	26,853

American Campus Communities Operating Partnership LP
3.300% due 07/15/2026	1,600	1,593
3.875% due 01/30/2031	3,400	3,426

American Express Co.
2.550% due 03/04/2027	16,660	16,219

American Homes 4 Rent LP
4.250% due 02/15/2028	6,678	6,790
4.900% due 02/15/2029	53,900	57,418

American International Group, Inc.
2.500% due 06/30/2025	7,060	6,911
3.750% due 07/10/2025	7,000	7,120
5.750% due 04/01/2048 •	3,500	3,529

American Tower Corp.
1.300% due 09/15/2025	11,300	10,539
2.100% due 06/15/2030	11,000	9,609
2.400% due 03/15/2025	700	682
2.750% due 01/15/2027	23,000	22,058
3.000% due 06/15/2023	5,753	5,774
3.375% due 05/15/2024	400	401
3.375% due 10/15/2026	4,165	4,116
3.500% due 01/31/2023	2,800	2,827
3.950% due 03/15/2029	1,000	1,003

20	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Antares Holdings LP
3.950% due 07/15/2026		$6,200	$5,789

Aon Corp.
2.800% due 05/15/2030		15,200	14,498
2.850% due 05/28/2027		8,200	8,036

Asian Development Bank
6.000% due 02/05/2026	BRL	43,700	8,042

Atrium European Real Estate Ltd.
3.000% due 09/11/2025	EUR	28,200	30,801

AvalonBay Communities, Inc.
2.300% due 03/01/2030		$7,790	7,303
2.450% due 01/15/2031		14,200	13,376

Aviation Capital Group LLC
3.500% due 11/01/2027		1,000	948
3.875% due 05/01/2023		94,486	94,946
4.125% due 08/01/2025		33,233	33,006
4.375% due 01/30/2024		3,800	3,797
4.875% due 10/01/2025		3,800	3,860
5.500% due 12/15/2024		20,062	20,668

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		17,549	15,533
3.950% due 07/01/2024		40,900	40,799
5.250% due 05/15/2024		672	687

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023		17,900	17,400
5.875% due 09/24/2023 •(k)(l)	EUR	2,200	2,520

Banco BTG Pactual SA
2.750% due 01/11/2026		$7,600	7,021
4.500% due 01/10/2025		3,000	2,982

Banco do Brasil SA
4.875% due 01/11/2029		500	503

Banco Santander Chile
2.700% due 01/10/2025		3,400	3,331

Banco Santander SA
1.554% (US0003M + 1.090%) due 02/23/2023 ~		10,000	10,060
2.746% due 05/28/2025		9,900	9,658
3.496% due 03/24/2025		57,200	57,261
3.848% due 04/12/2023		2,200	2,230
4.175% due 03/24/2028 •		20,400	20,517

Bangkok Bank PCL
3.466% due 09/23/2036 •(l)		3,000	2,711

Bank of America Corp.
0.810% due 10/24/2024 •		52,500	50,821
0.981% due 09/25/2025 •		10,700	10,150
1.197% due 10/24/2026 •		31,190	28,863
1.259% (US0003M + 1.000%) due 04/24/2023 ~		10,600	10,603
1.373% (US0003M + 0.790%) due 03/05/2024 ~		31,250	31,319
1.486% due 05/19/2024 •		15,200	14,986
1.530% due 12/06/2025 •		21,700	20,767

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.658% due 03/11/2027 •		$40,090	$37,409
1.843% due 02/04/2025 •		31,500	30,813
2.551% due 02/04/2028 •		44,700	42,754
3.384% due 04/02/2026 •		56,050	55,998
3.419% due 12/20/2028 •		63,697	63,101
3.550% due 03/05/2024 •		45,300	45,580
3.864% due 07/23/2024 •		38,300	38,744
4.125% due 01/22/2024		13,025	13,375

Bank of Nova Scotia
2.440% due 03/11/2024		35,500	35,356
2.951% due 03/11/2027		12,680	12,462

Banque Federative du Credit Mutuel SA
1.214% (US0003M + 0.960%) due 07/20/2023 ~		9,700	9,760
3.750% due 07/20/2023		28,300	28,674

Barclays Bank PLC
7.625% due 11/21/2022 (l)		34,171	35,037

Barclays PLC
2.852% due 05/07/2026 •		48,600	47,241
3.125% due 01/17/2024	GBP	200	264
3.250% due 02/12/2027		2,700	3,555
6.375% due 12/15/2025 •(k)(l)		1,100	1,496
7.250% due 03/15/2023 •(k)(l)		2,600	3,514
7.750% due 09/15/2023 •(k)(l)		$19,500	20,261
7.875% due 09/15/2022 •(k)(l)	GBP	10,400	13,946

BGC Partners, Inc.
4.375% due 12/15/2025		$4,500	4,537
5.375% due 07/24/2023		31,500	32,237

Block Financial LLC
3.875% due 08/15/2030		8,300	8,166

Blue Owl Finance LLC
3.125% due 06/10/2031		2,000	1,705

BNP Paribas SA
1.904% due 09/30/2028 •		41,800	37,486
2.219% due 06/09/2026 •		30,500	29,027
2.819% due 11/19/2025 •		9,300	9,086
2.871% due 04/19/2032 •		5,800	5,286
3.500% due 03/01/2023		15,090	15,248
4.625% due 02/25/2031 •(k)(l)		12,400	11,098
4.705% due 01/10/2025 •		97,900	100,005
5.198% due 01/10/2030 •		34,900	37,264

Boston Properties LP
2.450% due 10/01/2033		20,700	17,986
2.550% due 04/01/2032		10,830	9,785
2.900% due 03/15/2030		5,250	4,975
3.250% due 01/30/2031		9,400	9,106
3.400% due 06/21/2029		54,500	54,089
4.500% due 12/01/2028		6,600	6,968

BPCE SA
4.000% due 09/12/2023		77,900	79,028

Brandywine Operating Partnership LP
3.950% due 11/15/2027		12,400	12,438
4.550% due 10/01/2029		17,900	18,564

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	21

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brixmor Operating Partnership LP
2.250% due 04/01/2028		$2,500	$2,288
3.900% due 03/15/2027		3,090	3,121
4.050% due 07/01/2030		25,200	25,323
4.125% due 06/15/2026		8,500	8,683

Brookfield Finance, Inc.
4.000% due 04/01/2024		1,600	1,625
4.350% due 04/15/2030		11,200	11,672

Brown & Brown, Inc.
2.375% due 03/15/2031		2,600	2,288

CaixaBank SA
3.750% due 02/15/2029 •	EUR	4,900	5,595

Camden Property Trust
2.800% due 05/15/2030		$4,848	4,665

Canadian Imperial Bank of Commerce
3.450% due 04/07/2027 (c)		6,500	6,492

Cape Lookout Re Ltd.
5.000% (T-BILL 3MO + 5.000%) due 03/28/2029 ~		57,700	57,911

Capital One Financial Corp.
2.636% due 03/03/2026 •		7,300	7,151
4.250% due 04/30/2025		39,880	40,989

Carlyle Finance LLC
5.650% due 09/15/2048		2,660	3,092

Charles Schwab Corp.
1.950% due 12/01/2031		3,780	3,347

Citigroup, Inc.
0.776% due 10/30/2024 •		26,650	25,759
0.831% (SOFRRATE + 0.694%) due 01/25/2026 ~(m)		4,700	4,626
1.546% (US0003M + 1.023%) due 06/01/2024 ~		30,000	30,170
1.678% due 05/15/2024 •		72,600	72,044
1.953% (US0003M + 1.430%) due 09/01/2023 ~		4,626	4,643
2.014% due 01/25/2026 •(m)		4,000	3,854
2.217% (US0003M + 1.250%) due 07/01/2026 ~		7,050	7,123
2.572% due 06/03/2031 •(m)		39,200	35,982
2.750% due 04/25/2022		20,000	20,009
2.876% due 07/24/2023 •		5,513	5,521
3.070% due 02/24/2028 •		109,200	106,477
3.200% due 10/21/2026		2,400	2,384
3.290% due 03/17/2026 •(m)		65,300	65,126
3.887% due 01/10/2028 •		11,800	11,947
4.044% due 06/01/2024 •		3,855	3,905

CNA Financial Corp.
2.050% due 08/15/2030		3,200	2,846

Commonwealth Bank of Australia
2.296% due 03/14/2025		8,200	8,037
2.552% due 03/14/2027		3,600	3,496

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		$6,000	$5,531
1.106% due 02/24/2027 •		30,500	27,930
2.625% due 07/22/2024		29,800	29,576
3.875% due 09/26/2023		32,250	32,814
4.375% due 08/04/2025		23,800	24,208

Corporate Office Properties LP
2.250% due 03/15/2026		5,390	5,143
2.750% due 04/15/2031		2,700	2,428

CPI Property Group SA
1.500% due 01/27/2031	EUR	2,786	2,547
1.625% due 04/23/2027		28,900	29,491

Credit Agricole SA
1.247% due 01/26/2027 •		$7,800	7,105
1.907% due 06/16/2026 •		15,900	15,027

Credit Suisse AG
6.500% due 08/08/2023 (l)		14,900	15,314

Credit Suisse Group AG
2.043% (US0003M + 1.240%) due 06/12/2024 ~		750	755
2.193% due 06/05/2026 •		53,250	50,063
2.593% due 09/11/2025 •		23,800	23,009
2.997% due 12/14/2023 •		1,600	1,600
3.750% due 03/26/2025		45,535	45,400
3.800% due 06/09/2023		50,550	51,029
3.869% due 01/12/2029 •		43,400	42,412
4.207% due 06/12/2024 •		6,900	6,964
4.282% due 01/09/2028		500	500
6.250% due 12/18/2024 •(k)(l)		4,100	4,145
7.125% due 07/29/2022 •(k)(l)		5,800	5,822
7.250% due 09/12/2025 •(k)(l)		2,000	2,023
7.500% due 07/17/2023 •(k)(l)		5,500	5,598
7.500% due 12/11/2023 •(k)(l)		15,900	16,486

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		139,429	140,899

Crown Castle International Corp.
2.900% due 03/15/2027		500	484
3.150% due 07/15/2023		2,400	2,417
3.700% due 06/15/2026		600	605

CubeSmart LP
2.500% due 02/15/2032		7,600	6,813
4.000% due 11/15/2025		1,700	1,728

CyrusOne LP
1.450% due 01/22/2027	EUR	6,000	6,864
3.450% due 11/15/2029		$4,826	4,974

Daiwa Securities Group, Inc.
3.129% due 04/19/2022		37,800	37,830

Danske Bank AS
1.171% due 12/08/2023 •		8,500	8,393
1.621% due 09/11/2026 •		9,200	8,518
3.773% due 03/28/2025 •(c)		19,850	19,901
4.298% due 04/01/2028 •(c)		22,900	23,100
5.375% due 01/12/2024		2,611	2,693

22	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Bank AG
0.672% due 11/08/2023 •		$9,600	$9,541
0.962% due 11/08/2023		31,700	30,751
1.375% due 09/03/2026 •	EUR	19,900	21,612
1.413% (SOFRRATE + 1.219%) due 11/16/2027 ~		$18,300	17,742
1.625% due 01/20/2027	EUR	46,900	50,560
1.649% (US0003M + 1.190%) due 11/16/2022 ~		$84,300	84,544
1.738% (US0003M + 1.230%) due 02/27/2023 ~		1,900	1,910
1.750% due 01/17/2028	EUR	12,300	13,147
2.129% due 11/24/2026 •(m)		$22,800	21,162
2.222% due 09/18/2024 •		45,630	44,655
2.311% due 11/16/2027 •		30,400	27,904
2.625% due 12/16/2024	GBP	7,500	9,706
3.035% due 05/28/2032 •(m)		$600	540
3.300% due 11/16/2022		29,400	29,607
3.547% due 09/18/2031 •		50,850	48,031
3.700% due 05/30/2024		3,000	3,014
3.729% due 01/14/2032 •(m)		800	715
3.950% due 02/27/2023		81,200	82,025
3.961% due 11/26/2025 •		286,405	286,447

Digital Euro Finco LLC
2.625% due 04/15/2024	EUR	200	227

Digital Realty Trust LP
3.600% due 07/01/2029		$26,910	26,818
4.450% due 07/15/2028		45,490	47,422

Diversified Healthcare Trust
4.375% due 03/01/2031		2,000	1,717
9.750% due 06/15/2025		35,600	37,512

DNB Bank ASA
1.127% due 09/16/2026 •		15,800	14,469

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		858	852

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		115	114

Empower Finance LP
1.357% due 09/17/2027		15,600	14,075
1.776% due 03/17/2031		4,100	3,555

EPR Properties
3.600% due 11/15/2031		14,000	12,717
3.750% due 08/15/2029		13,100	12,278
4.500% due 06/01/2027		5,300	5,235
4.950% due 04/15/2028		16,780	16,809

Equinix, Inc.
0.250% due 03/15/2027	EUR	400	410
1.000% due 09/15/2025		$65,500	60,266
1.000% due 03/15/2033	EUR	4,700	4,392
1.550% due 03/15/2028		$38,144	33,748
2.500% due 05/15/2031		14,790	13,289
2.625% due 11/18/2024		2,400	2,368
3.200% due 11/18/2029		4,600	4,408

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equitable Holdings, Inc.
4.350% due 04/20/2028		$3,400	$3,480
5.000% due 04/20/2048		1,800	1,931

ERP Operating LP
2.500% due 02/15/2030		32,200	30,380
3.375% due 06/01/2025		200	201

Erste Group Bank AG
6.500% due 04/15/2024 •(k)(l)	EUR	800	932

Essex Portfolio LP
1.650% due 01/15/2031		$5,665	4,835
2.550% due 06/15/2031		1,180	1,077
3.250% due 05/01/2023		1,600	1,607
3.375% due 04/15/2026		1,380	1,383
3.500% due 04/01/2025		6,100	6,154

European Bank for Reconstruction & Development
1.625% due 09/27/2024		11,500	11,257

European Investment Bank
2.875% due 06/13/2025		4,540	4,586

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		7,600	7,883

Federal Realty Investment Trust
1.250% due 02/15/2026		1,600	1,475
3.250% due 07/15/2027		1,200	1,181
3.500% due 06/01/2030		11,900	11,704

Fidelity National Financial, Inc.
2.450% due 03/15/2031		4,900	4,347
3.400% due 06/15/2030		1,800	1,736

First American Financial Corp.
4.000% due 05/15/2030		8,290	8,325

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •	EUR	19,000	20,964
0.172% due 12/01/2024 •		2,700	2,874
1.383% (US0003M + 1.080%) due 08/03/2022 ~		$8,100	8,073
1.514% due 02/17/2023	EUR	2,100	2,330
1.741% (US0003M + 1.235%) due 02/15/2023 ~		$24,200	24,020
1.744% due 07/19/2024	EUR	1,800	1,959
2.330% due 11/25/2025		1,700	1,849
2.386% due 02/17/2026		4,575	4,975
2.748% due 06/14/2024	GBP	3,900	4,970
2.900% due 02/16/2028		$6,900	6,251
2.979% due 08/03/2022		1,000	1,002
3.021% due 03/06/2024	EUR	14,300	16,026
3.087% due 01/09/2023		$58,500	58,639
3.096% due 05/04/2023		21,050	21,050
3.250% due 09/15/2025	EUR	7,800	8,765
3.350% due 11/01/2022		$16,200	16,256
3.370% due 11/17/2023		57,400	57,377
3.375% due 11/13/2025		17,400	17,026
3.550% due 10/07/2022		79,900	80,040
3.664% due 09/08/2024		6,000	5,938
3.810% due 01/09/2024		13,200	13,200
4.000% due 11/13/2030		13,100	12,357

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	23

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.063% due 11/01/2024		$5,400	$5,390
4.134% due 08/04/2025		5,000	5,001
4.140% due 02/15/2023		6,500	6,553
4.375% due 08/06/2023		4,800	4,849
4.389% due 01/08/2026		500	499
4.535% due 03/06/2025	GBP	4,400	5,792
4.542% due 08/01/2026		$9,200	9,202
4.687% due 06/09/2025		2,600	2,623
5.113% due 05/03/2029		7,650	7,709
5.125% due 06/16/2025		46,800	47,793
5.584% due 03/18/2024		85,410	87,939

Franklin Resources, Inc.
1.600% due 10/30/2030		12,500	10,812

GA Global Funding Trust
1.250% due 12/08/2023		10,250	9,902
1.625% due 01/15/2026		8,200	7,635

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,400	5,454

GATX Corp.
4.000% due 06/30/2030		33,300	33,809

General Motors Financial Co., Inc.
1.396% (SOFRRATE + 1.200%) due 11/17/2023 ~		2,950	2,961
3.550% due 07/08/2022		76,500	76,900
4.250% due 05/15/2023		4,750	4,811
5.100% due 01/17/2024		21,080	21,803

Glitnir Banki HF
0.000% due 12/31/2030 «	EUR	27	0

Globe Life, Inc.
2.150% due 08/15/2030		$12,500	11,295

GLP Capital LP
3.250% due 01/15/2032		400	364
3.350% due 09/01/2024		4,800	4,776
4.000% due 01/15/2030		19,400	18,865
4.000% due 01/15/2031		2,800	2,720
5.250% due 06/01/2025		4,090	4,216
5.300% due 01/15/2029		3,100	3,262
5.375% due 04/15/2026		1,500	1,569

Goldman Sachs Group, Inc.
0.856% (SOFRRATE + 0.620%) due 12/06/2023 ~		7,800	7,769
1.214% (US0003M + 0.750%) due 02/23/2023 ~		16,900	16,935
1.217% due 12/06/2023		54,700	53,407
1.259% (US0003M + 1.000%) due 07/24/2023 ~		4,800	4,804
1.676% (US0003M + 1.170%) due 05/15/2026 ~		5,300	5,331
1.757% due 01/24/2025 •		3,300	3,219
1.948% due 10/21/2027 •		8,600	8,004
2.640% due 02/24/2028 •		16,100	15,411
3.000% due 03/15/2024		36,700	36,672
3.615% due 03/15/2028 •		58,200	58,191

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		$10,100	$10,098

Great-West Lifeco U.S. Finance LP
0.904% due 08/12/2025		12,400	11,483

GSPA Monetization Trust
6.422% due 10/09/2029		13,410	13,608

Guardian Life Global Funding
1.250% due 11/19/2027		11,900	10,644

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		2,590	2,359

Hanwha Life Insurance Co. Ltd.
3.379% due 02/04/2032 •		35,800	34,359

HAT Holdings LLC
3.750% due 09/15/2030		15,355	13,849

Healthcare Realty Trust, Inc.
2.050% due 03/15/2031		3,100	2,702

Healthcare Trust of America Holdings LP
2.000% due 03/15/2031		7,900	6,847
3.100% due 02/15/2030		2,800	2,666
3.500% due 08/01/2026		8,200	8,187

Healthpeak Properties, Inc.
2.875% due 01/15/2031		5,000	4,742

Highwoods Realty LP
3.050% due 02/15/2030		600	571
4.200% due 04/15/2029		3,600	3,678

Host Hotels & Resorts LP
3.375% due 12/15/2029		7,600	7,251
3.500% due 09/15/2030		2,800	2,674

HSBC Holdings PLC
1.500% due 12/04/2024 •	EUR	600	673
3.033% due 11/22/2023 •		$12,550	12,585
5.250% due 09/16/2022 •(k)(l)	EUR	1,000	1,122
5.875% due 09/28/2026 •(k)(l)	GBP	16,600	21,941
6.000% due 09/29/2023 •(k)(l)	EUR	200	232

Hudson Pacific Properties LP
3.250% due 01/15/2030		$23,300	22,305
4.650% due 04/01/2029		4,500	4,724

ING Groep NV
1.400% due 07/01/2026 •		31,200	28,898
3.875% due 05/16/2027 •(k)(l)		200	175
4.017% due 03/28/2028 •		7,600	7,651
4.250% due 05/16/2031 •(k)(l)		200	171
6.875% due 04/16/2022 •(k)(l)		2,200	2,205

Intercontinental Exchange, Inc.
1.850% due 09/15/2032		5,700	4,934
2.100% due 06/15/2030		13,000	11,895
3.000% due 06/15/2050		5,500	4,839

Intesa Sanpaolo SpA
3.250% due 09/23/2024		41,900	41,521

Invitation Homes Operating Partnership LP
2.300% due 11/15/2028		3,250	2,947
2.700% due 01/15/2034		3,900	3,419

24	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JAB Holdings BV
2.200% due 11/23/2030		$1,000	$893

JPMorgan Chase & Co.
0.697% due 03/16/2024 •		14,500	14,231
1.037% (SOFRRATE + 0.765%) due 09/22/2027 ~		5,000	4,870
1.149% (US0003M + 0.890%) due 07/23/2024 ~		43,100	43,350
1.470% due 09/22/2027 •		36,500	33,678
1.489% (US0003M + 1.230%) due 10/24/2023 ~		1,100	1,106
1.514% due 06/01/2024 •		6,600	6,513
1.578% due 04/22/2027 •		11,500	10,722
2.182% due 06/01/2028 •		58,450	54,907
2.595% due 02/24/2026 •		61,550	60,406
2.739% due 10/15/2030 •		5,800	5,487
2.947% due 02/24/2028 •		50,350	49,192
3.797% due 07/23/2024 •		19,100	19,324

Jyske Realkredit AS
1.500% due 10/01/2053	DKK	5,990	792

Kilroy Realty LP
2.500% due 11/15/2032		$11,700	10,188
2.650% due 11/15/2033		4,500	3,908
3.050% due 02/15/2030		6,700	6,277
4.250% due 08/15/2029		2,100	2,159
4.375% due 10/01/2025		2,900	2,981

Kimco Realty Corp.
1.900% due 03/01/2028		12,000	10,903
2.700% due 03/01/2024		7,500	7,446
2.700% due 10/01/2030		1,700	1,595
3.200% due 04/01/2032		27,580	26,851
3.300% due 02/01/2025		9,200	9,166

KKR Group Finance Co. LLC
3.500% due 08/25/2050		13,500	11,828
3.750% due 07/01/2029		5,300	5,433

Kookmin Bank
2.500% due 11/04/2030 (l)		3,800	3,400
4.500% due 02/01/2029 (l)		2,700	2,815

Lazard Group LLC
4.375% due 03/11/2029		3,700	3,789
4.500% due 09/19/2028		7,000	7,207

Life Storage LP
2.200% due 10/15/2030		3,400	3,013
2.400% due 10/15/2031		4,000	3,532
4.000% due 06/15/2029		500	508

Lifestorage LP
3.500% due 07/01/2026		5,600	5,641

Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		11,601	12,465

Lloyds Bank PLC
0.000% due 04/02/2032 þ		43,800	30,028

Lloyds Banking Group PLC
1.000% due 11/09/2023	EUR	13,500	15,089

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.535% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	9,990	$7,519
2.907% due 11/07/2023 •		$5,300	5,309
3.500% due 04/01/2026 •	EUR	6,500	7,617
3.900% due 03/12/2024		$9,900	10,056
4.000% due 03/07/2025	AUD	22,400	16,932
4.375% due 03/22/2028		$2,300	2,354
4.947% due 06/27/2025 •(k)(l)	EUR	1,900	2,175

Loews Corp.
3.200% due 05/15/2030		$7,200	7,049

Logicor Financing SARL
1.625% due 07/15/2027	EUR	7,200	7,666
2.250% due 05/13/2025		41,100	46,052
3.250% due 11/13/2028		10,900	12,465

LXP Industrial Trust
2.375% due 10/01/2031		$8,200	7,288
2.700% due 09/15/2030		2,900	2,681

Manulife Financial Corp.
2.484% due 05/19/2027		33,300	32,088
3.703% due 03/16/2032		10,800	10,912

Marsh & McLennan Cos., Inc.
3.500% due 03/10/2025		4,000	4,032

Metropolitan Life Global Funding I
3.450% due 12/18/2026		19,500	19,603

Mid-America Apartments LP
1.700% due 02/15/2031		7,600	6,600
2.750% due 03/15/2030		4,100	3,920
3.950% due 03/15/2029		14,700	15,153
4.200% due 06/15/2028		1,300	1,345
4.300% due 10/15/2023		100	102

Mitsubishi HC Capital, Inc.
2.652% due 09/19/2022		5,680	5,696

Mitsubishi UFJ Financial Group, Inc.
1.244% (US0003M + 0.740%) due 03/02/2023 ~		73,900	74,064
1.412% due 07/17/2025		23,000	21,573
1.640% due 10/13/2027 •		6,200	5,709
2.801% due 07/18/2024		48,800	48,537
3.407% due 03/07/2024		938	948
3.455% due 03/02/2023		35,000	35,383

Mizuho Financial Group, Inc.
1.226% (US0003M + 0.990%) due 07/10/2024 ~		24,100	24,211
1.241% due 07/10/2024 •		21,300	20,854
1.373% (US0003M + 0.790%) due 03/05/2023 ~		110,100	110,499
1.979% due 09/08/2031 •		20,800	18,214
2.201% due 07/10/2031 •		30,800	27,397
2.555% due 09/13/2025 •		41,600	40,780
3.261% due 05/22/2030 •		1,200	1,165
3.549% due 03/05/2023		48,000	48,576
3.922% due 09/11/2024 •		68,900	69,719

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	25

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
1.659% (US0003M + 1.400%) due 10/24/2023 ~		$5,100	$5,129
3.125% due 07/27/2026		700	695
3.737% due 04/24/2024 •		24,700	24,959

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027		18,150	17,276

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,400	1,821
3.692% due 06/05/2028		3,500	4,473

Nasdaq, Inc.
3.850% due 06/30/2026		$800	817

National Health Investors, Inc.
3.000% due 02/01/2031		6,990	6,093

National Retail Properties, Inc.
2.500% due 04/15/2030		3,500	3,223

Nationwide Building Society
3.766% due 03/08/2024 •		134,000	134,793
3.960% due 07/18/2030 •		36,800	36,749
4.363% due 08/01/2024 •		12,820	13,021

Natwest Group PLC
0.750% due 11/15/2025 •	EUR	7,609	8,314
1.976% (US0003M + 1.470%) due 05/15/2023 ~		$900	901

NatWest Group PLC
2.500% due 03/22/2023	EUR	6,500	7,370

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~		$42,800	43,197
3.073% due 05/22/2028 •		27,400	26,334

NatWest Group PLC
3.498% due 05/15/2023 •		6,500	6,509
3.875% due 09/12/2023		70,050	70,792

Natwest Group PLC
4.519% due 06/25/2024 •		39,100	39,702
4.892% due 05/18/2029 •		21,100	21,964
8.000% due 08/10/2025 •(k)(l)		1,200	1,305

NatWest Markets PLC
3.479% due 03/22/2025		11,500	11,465

New York Life Insurance Co.
3.750% due 05/15/2050		5,600	5,453

Nissan Motor Acceptance Co. LLC
1.250% (US0003M + 0.640%) due 03/08/2024 ~		21,600	21,493
1.656% due 09/28/2022 •		6,792	6,779
1.850% due 09/16/2026		30,200	27,085
2.000% due 03/09/2026		23,900	21,894
2.450% due 09/15/2028		500	438
2.600% due 09/28/2022		13,022	13,024
2.650% due 07/13/2022		7,500	7,514
2.750% due 03/09/2028		8,550	7,722
3.450% due 03/15/2023		200	201
3.875% due 09/21/2023		2,600	2,616

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Holdings, Inc.
1.851% due 07/16/2025		$44,500	$42,053
2.679% due 07/16/2030		9,500	8,648

NongHyup Bank
0.875% due 07/28/2024		5,400	5,152
1.250% due 07/20/2025		1,600	1,508

Nordea Bank Abp
3.750% due 08/30/2023		2,100	2,130

Norinchukin Bank
2.080% due 09/22/2031		19,700	17,711

NTT Finance Corp.
0.373% due 03/03/2023		11,200	11,037
0.583% due 03/01/2024		7,000	6,715
1.162% due 04/03/2026		28,300	26,129

Nuveen Finance LLC
4.125% due 11/01/2024		5,475	5,581

Nykredit Realkredit AS
1.000% due 10/01/2050	DKK	62,488	8,119

Old Republic International Corp.
3.875% due 08/26/2026		$2,850	2,878

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031		24,890	22,838
3.625% due 10/01/2029		14,300	13,531
4.375% due 08/01/2023		42	43
5.250% due 01/15/2026		33,800	35,092

OneMain Finance Corp.
6.875% due 03/15/2025		41,090	43,251

Ontario Teachers’ Cadillac Fairview Properties Trust
4.125% due 02/01/2029		4,700	4,881

Pacific Life Global Funding II
1.200% due 06/24/2025		4,800	4,497

Pacific LifeCorp
3.350% due 09/15/2050		7,000	6,431

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		5,188	5,227
5.500% due 02/15/2024		937	960

Physicians Realty LP
3.950% due 01/15/2028		3,900	3,939

Piedmont Operating Partnership LP
3.150% due 08/15/2030		19,300	18,084

Pinnacol Assurance
8.625% due 06/25/2034 «(m)		15,000	17,548

Piper Sandler Cos.
5.200% due 10/15/2023		14,000	13,934

PNC Bank NA
2.500% due 08/27/2024		17,500	17,372

Primerica, Inc.
2.800% due 11/19/2031		8,600	7,944

Principal Life Global Funding
1.250% due 06/23/2025		4,600	4,319
1.250% due 08/16/2026		14,000	12,823

26	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Progressive Corp.
2.500% due 03/15/2027		$7,000	$6,864

Protective Life Global Funding
3.104% due 04/15/2024		28,900	28,869

Prudential PLC
3.125% due 04/14/2030		2,800	2,716

Public Storage
0.500% due 09/09/2030	EUR	14,900	14,389

Realkredit Danmark AS
1.500% due 10/01/2053	DKK	68,888	9,253

Realty Income Corp.
2.200% due 06/15/2028		$550	508
2.850% due 12/15/2032		4,400	4,164
3.100% due 12/15/2029		8,900	8,711
3.250% due 01/15/2031		12,300	12,096
3.400% due 01/15/2028		10,100	10,086
3.875% due 04/15/2025		2,800	2,846
3.950% due 08/15/2027		1,100	1,131
4.625% due 11/01/2025		6,600	6,913
4.875% due 06/01/2026		9,700	10,243

Regency Centers LP
3.700% due 06/15/2030		11,480	11,500

Reinsurance Group of America, Inc.
3.150% due 06/15/2030		6,300	6,080

Reliance Standard Life Global Funding
2.625% due 07/22/2022		12,100	12,145

RGA Global Funding
2.000% due 11/30/2026		15,500	14,715

Sanders Re Ltd.
12.040% (SOFRRATE + 11.750%) due 04/09/2029 «~		17,400	17,400

Santander Holdings USA, Inc.
3.244% due 10/05/2026		800	781
3.400% due 01/18/2023		3,400	3,422
3.450% due 06/02/2025		22,500	22,363

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •		2,500	2,267
7.375% due 06/24/2022 •(k)(l)	GBP	600	798

SBA Tower Trust
1.884% due 07/15/2050		$24,900	23,512
2.328% due 07/15/2052		27,200	25,801
2.836% due 01/15/2050		3,987	3,924

Scentre Group Trust
3.500% due 02/12/2025		1,000	1,003
3.625% due 01/28/2026		7,100	7,140
4.375% due 05/28/2030 (o)		60,250	63,172

Service Properties Trust
4.350% due 10/01/2024		11,200	10,799
4.375% due 02/15/2030		300	250
4.650% due 03/15/2024		700	675
4.750% due 10/01/2026		31,200	28,585

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.950% due 02/15/2027	$1,400	$1,297
4.950% due 10/01/2029	12,800	11,160

Shinhan Bank Co. Ltd.
4.000% due 04/23/2029 (l)	18,500	18,744

Shinhan Financial Group Co. Ltd.
1.350% due 01/10/2026	9,300	8,740

Simon Property Group LP
2.000% due 09/13/2024	22,700	22,294
2.450% due 09/13/2029	17,700	16,514
2.750% due 06/01/2023	5,600	5,615
3.375% due 12/01/2027	4,600	4,578

Sitka Holdings LLC
5.506% due 07/06/2026 •	24,150	23,046

Skandinaviska Enskilda Banken AB
5.625% due 05/13/2022 •(k)(l)	600	603

SL Green Realty Corp.
4.500% due 12/01/2022	850	855

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023	1,300	1,304

Societe Generale SA
1.488% due 12/14/2026 •	26,600	24,079
1.792% due 06/09/2027 •	17,900	16,154
4.250% due 09/14/2023	70,750	71,723
7.375% due 10/04/2023 •(k)(l)	2,200	2,245
7.875% due 12/18/2023 •(k)(l)	5,050	5,290

Spirit Realty LP
2.100% due 03/15/2028	6,400	5,807
3.200% due 02/15/2031	5,800	5,545
3.400% due 01/15/2030	9,200	8,910
4.000% due 07/15/2029	2,590	2,622

Standard Chartered PLC
0.991% due 01/12/2025 •	31,100	29,731
1.136% (SOFRRATE + 0.930%) due 11/23/2025 ~	14,200	14,045
1.319% due 10/14/2023 •	4,100	4,063
1.456% due 01/14/2027 •	12,900	11,746
1.822% due 11/23/2025 •	39,000	37,088
3.971% due 03/30/2026 •	26,500	26,441
7.500% due 04/02/2022 •(k)(l)	2,500	2,500
7.750% due 04/02/2023 •(k)(l)	700	727

Starwood Property Trust, Inc.
4.375% due 01/15/2027	2,000	1,943

Stifel Financial Corp.
4.000% due 05/15/2030	32,600	33,009

STORE Capital Corp.
2.700% due 12/01/2031	800	710
2.750% due 11/18/2030	4,860	4,407
4.625% due 03/15/2029	400	416

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025	44,300	41,730
1.902% due 09/17/2028	11,800	10,585
2.448% due 09/27/2024	35,100	34,510
2.472% due 01/14/2029	18,800	17,502
2.696% due 07/16/2024	24,450	24,232

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	27

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sun Communities Operating LP
2.300% due 11/01/2028		$4,900	$4,450
2.700% due 07/15/2031		1,800	1,627

SVB Financial Group
3.125% due 06/05/2030		8,700	8,374

Swedbank AB
3.356% due 04/04/2025 (c)		18,700	18,770

Synchrony Financial
2.850% due 07/25/2022		4,500	4,513
3.700% due 08/04/2026		1,600	1,593
5.150% due 03/19/2029		5,450	5,718

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	16,091	24,439
5.661% due 10/13/2041		8,259	12,796
5.744% due 04/13/2040		8,634	13,443
5.801% due 10/13/2040		22,466	35,053

Toronto-Dominion Bank
2.800% due 03/10/2027		$29,900	29,397

U.S. Bancorp
1.450% due 05/12/2025		6,600	6,316

UBS AG
5.125% due 05/15/2024 (l)		1,700	1,742
7.625% due 08/17/2022 (l)		35,049	35,580

UBS Group AG
1.456% (US0003M + 0.950%) due 08/15/2023 ~		9,100	9,115
1.700% due 05/23/2023 •		7,700	7,709
2.859% due 08/15/2023 •		2,958	2,963
3.491% due 05/23/2023		14,700	14,722
4.125% due 09/24/2025		7,200	7,341
4.125% due 04/15/2026		39,400	40,164
4.253% due 03/23/2028		6,200	6,332
4.375% due 02/10/2031 •(k)(l)		2,000	1,810

UDR, Inc.
3.000% due 08/15/2031		1,500	1,426
3.100% due 11/01/2034		3,900	3,605
4.400% due 01/26/2029		5,000	5,262

UniCredit SpA
2.569% due 09/22/2026 •		15,300	14,153
7.830% due 12/04/2023		350,050	372,171
9.250% due 06/03/2022 •(k)(l)	EUR	1,300	1,460

Ventas Realty LP
3.000% due 01/15/2030		$33,600	32,205
4.125% due 01/15/2026		5,000	5,120

Virgin Money U.K. PLC
4.000% due 09/03/2027 •	GBP	2,300	3,083

Volkswagen Bank GmbH
0.920% (EUR003M + 1.470%) due 08/01/2022 ~	EUR	5,000	5,552
1.250% due 08/01/2022		28,200	31,323
1.875% due 01/31/2024		39,700	44,742
2.500% due 07/31/2026		13,600	15,418

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Volkswagen Leasing GmbH
1.000% due 02/16/2023	EUR	8,750	$9,751
2.625% due 01/15/2024		6,700	7,659

WEA Finance LLC
3.750% due 09/17/2024		$12,300	12,288

Wells Fargo & Co.
1.529% (US0003M + 1.230%) due 10/31/2023 ~		13,630	13,694
1.654% due 06/02/2024 •		4,500	4,448
1.741% due 05/04/2030 •	EUR	13,700	14,927
2.164% due 02/11/2026 •		$17,200	16,649
2.393% due 06/02/2028 •		18,900	17,893
2.406% due 10/30/2025 •		21,300	20,865
3.000% due 02/19/2025		5,100	5,094
3.000% due 04/22/2026		2,600	2,577
3.350% due 03/02/2033 •		7,680	7,472
3.526% due 03/24/2028 •		37,500	37,455
3.550% due 09/29/2025		12,900	13,078
3.750% due 01/24/2024		10,362	10,555

Welltower, Inc.
2.750% due 01/15/2031		21,050	19,642
3.100% due 01/15/2030		24,700	23,814
3.625% due 03/15/2024		9,950	10,060
3.850% due 06/15/2032		10,200	10,284
4.250% due 04/01/2026		800	823

Willis North America, Inc.
2.950% due 09/15/2029		2,200	2,069

WP Carey, Inc.
2.400% due 02/01/2031		5,000	4,514
2.450% due 02/01/2032		2,000	1,770
4.000% due 02/01/2025		5,450	5,571
4.250% due 10/01/2026		1,700	1,757
4.600% due 04/01/2024		7,500	7,697

			10,089,406

INDUSTRIALS 10.0%

7-Eleven, Inc.
0.625% due 02/10/2023		900	886
0.800% due 02/10/2024		14,446	13,886
0.950% due 02/10/2026		6,000	5,461
1.300% due 02/10/2028		27,900	24,471
1.800% due 02/10/2031		13,400	11,563

AbbVie, Inc.
2.600% due 11/21/2024		42,100	41,848
2.850% due 05/14/2023		1,050	1,057
2.950% due 11/21/2026		12,000	11,905
3.600% due 05/14/2025		300	304

Activision Blizzard, Inc.
2.500% due 09/15/2050		11,700	9,645

Adani Transmission Ltd.
4.000% due 08/03/2026		12,328	11,964

28	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Air Canada Pass-Through Trust
3.300% due 07/15/2031	$960	$919
3.600% due 09/15/2028	2,779	2,675
5.250% due 10/01/2030	4,634	4,792

Aker BP ASA
4.000% due 01/15/2031	1,100	1,098

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029	16,075	16,472

Alcon Finance Corp.
2.600% due 05/27/2030	6,000	5,533

Amdocs Ltd.
2.538% due 06/15/2030	15,900	14,460

American Airlines Pass-Through Trust
2.875% due 01/11/2036	1,400	1,269
3.000% due 04/15/2030	16,131	15,029
3.150% due 08/15/2033	17,921	16,891
3.200% due 12/15/2029	11,120	10,580
3.250% due 04/15/2030	6,868	6,167
3.350% due 04/15/2031	12,283	11,805
3.375% due 11/01/2028	9,544	9,194
3.500% due 08/15/2033	4,681	4,205
3.575% due 07/15/2029	3,912	3,726
3.600% due 03/22/2029	6,442	6,275
3.600% due 04/15/2031	567	525
3.650% due 02/15/2029	4,526	4,396
3.650% due 12/15/2029	4,035	3,581
3.700% due 04/01/2028	4,252	4,113

American Airlines, Inc.
5.750% due 04/20/2029	8,000	7,981

Amphenol Corp.
3.200% due 04/01/2024	1,900	1,911

Anheuser-Busch InBev Worldwide, Inc.
3.500% due 06/01/2030	64,100	65,090
4.350% due 06/01/2040	20,950	21,856
4.500% due 06/01/2050	24,930	26,721
4.600% due 06/01/2060	13,740	14,658

Anthem, Inc.
2.375% due 01/15/2025	2,000	1,974
2.550% due 03/15/2031	16,200	15,153

AP Moller - Maersk AS
4.500% due 06/20/2029	19,600	20,733

Arrow Electronics, Inc.
4.500% due 03/01/2023	3,000	3,043

AstraZeneca PLC
1.134% (US0003M + 0.665%) due 08/17/2023 ~	1,600	1,606

AutoNation, Inc.
4.750% due 06/01/2030	6,715	7,012

Bacardi Ltd.
4.450% due 05/15/2025	18,200	18,646

BAE Systems PLC
3.000% due 09/15/2050	7,000	5,970

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banner Health
1.897% due 01/01/2031	$1,900	$1,686

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	7,700	7,062

BAT International Finance PLC
3.950% due 06/15/2025	1,600	1,592

BayCare Health System, Inc.
3.831% due 11/15/2050	2,700	2,768

Bayer U.S. Finance LLC
1.836% (US0003M + 1.010%) due 12/15/2023 ~	12,600	12,662
3.875% due 12/15/2023	8,400	8,491
4.250% due 12/15/2025	24,100	24,533
4.375% due 12/15/2028	30,400	31,120

Becton Dickinson & Co.
2.823% due 05/20/2030	7,200	6,860
3.794% due 05/20/2050	5,500	5,349

Berry Global, Inc.
1.570% due 01/15/2026	4,900	4,571

Beth Israel Lahey Health, Inc.
2.220% due 07/01/2028	2,900	2,681
3.080% due 07/01/2051	7,000	6,063

Black Knight InfoServ LLC
3.625% due 09/01/2028	4,400	4,175

BMW Finance NV
2.250% due 08/12/2022	34,200	34,280

BMW U.S. Capital LLC
0.800% due 04/01/2024	6,000	5,757
3.300% due 04/06/2027	900	901

Boardwalk Pipelines LP
3.400% due 02/15/2031	5,000	4,739

Boeing Co.
1.167% due 02/04/2023	6,700	6,650
1.433% due 02/04/2024	78,890	76,350
1.950% due 02/01/2024	115,500	112,996
2.196% due 02/04/2026	10,550	9,986
2.750% due 02/01/2026	108,190	104,976

Boston Scientific Corp.
2.650% due 06/01/2030	54,840	51,530

British Airways Pass-Through Trust
2.900% due 09/15/2036	799	737
3.300% due 06/15/2034	3,436	3,258
3.350% due 12/15/2030	6,372	6,046
3.800% due 03/20/2033	1,825	1,804
4.250% due 05/15/2034	2,260	2,265

Broadcom, Inc.
1.950% due 02/15/2028	700	632
2.450% due 02/15/2031	58,100	51,918
2.600% due 02/15/2033	31,200	27,139
3.137% due 11/15/2035	187,937	165,965
3.187% due 11/15/2036	36,482	31,746
3.419% due 04/15/2033	30,954	28,947

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	29

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.469% due 04/15/2034	$22,660	$21,034
3.500% due 02/15/2041	22,500	20,096
3.750% due 02/15/2051	15,700	14,110
4.110% due 09/15/2028	99,092	100,483
4.150% due 11/15/2030	40,871	41,488
4.300% due 11/15/2032	59,580	60,580

Campbell Soup Co.
4.150% due 03/15/2028	34,200	35,107

Catholic Health Services of Long Island Obligated Group
3.368% due 07/01/2050	11,100	9,654

Celanese U.S. Holdings LLC
4.625% due 11/15/2022	1,700	1,726

Centene Corp.
4.250% due 12/15/2027	6,700	6,732
4.625% due 12/15/2029	7,000	7,069

CenterPoint Energy Resources Corp.
0.700% due 03/02/2023	13,400	13,210
1.004% (US0003M + 0.500%) due 03/02/2023 ~	16,411	16,364
1.750% due 10/01/2030	18,500	16,241

CGI, Inc.
1.450% due 09/14/2026	19,750	18,173

Charter Communications Operating LLC
1.967% (US0003M + 1.650%) due 02/01/2024 ~	60,500	61,695
2.250% due 01/15/2029	1,250	1,126
3.500% due 06/01/2041	9,800	8,169
3.700% due 04/01/2051	2,200	1,819
3.850% due 04/01/2061	2,040	1,646
4.400% due 04/01/2033	25,550	25,510
4.464% due 07/23/2022	79,608	79,906
4.908% due 07/23/2025	38,800	40,274
6.484% due 10/23/2045	1,500	1,712

Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	13,700	14,584

Chevron Corp.
2.236% due 05/11/2030	24,100	22,822
3.078% due 05/11/2050	20,000	18,939

Choice Hotels International, Inc.
3.700% due 12/01/2029	5,090	4,992

Citrix Systems, Inc.
1.250% due 03/01/2026	6,800	6,620
3.300% due 03/01/2030	2,700	2,675
4.500% due 12/01/2027	3,600	3,685

Coca-Cola Femsa SAB de CV
1.850% due 09/01/2032	15,100	13,131

CommonSpirit Health
3.910% due 10/01/2050	24,400	23,355

Conagra Brands, Inc.
1.375% due 11/01/2027	13,890	12,351

Constellation Brands, Inc.
3.700% due 12/06/2026	2,800	2,829

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Continental Resources, Inc.
4.375% due 01/15/2028	$4,889	$4,964
5.750% due 01/15/2031	3,234	3,542

CoStar Group, Inc.
2.800% due 07/15/2030	10,600	9,703

Cox Communications, Inc.
2.950% due 10/01/2050	4,700	3,714

CRH America Finance, Inc.
3.400% due 05/09/2027	1,600	1,598
3.950% due 04/04/2028	18,900	19,223
4.500% due 04/04/2048	6,900	7,435

CVS Health Corp.
2.125% due 09/15/2031	8,500	7,607
3.250% due 08/15/2029	8,700	8,600
3.875% due 07/20/2025	2,770	2,829
4.300% due 03/25/2028	6,815	7,141

CVS Pass-Through Trust
8.353% due 07/10/2031	174	209

DAE Funding LLC
1.625% due 02/15/2024	19,300	18,492

Daimler Finance North America LLC
0.750% due 03/01/2024	35,900	34,472
1.151% (US0003M + 0.840%) due 05/04/2023 ~	20,500	20,590
1.450% due 03/02/2026	14,800	13,793
2.550% due 08/15/2022	129,250	129,722
2.700% due 06/14/2024	23,000	22,839
3.700% due 05/04/2023	20,600	20,862

Daimler Trucks Finance North America LLC
0.765% (SOFRRATE + 0.500%) due 06/14/2023 ~	4,950	4,936
0.865% (SOFRRATE + 0.600%) due 12/14/2023 ~	12,700	12,677
1.125% due 12/14/2023	9,100	8,830
1.625% due 12/13/2024	7,500	7,168
2.000% due 12/14/2026	1,300	1,212

Danone SA
2.589% due 11/02/2023	3,331	3,329

Dell International LLC
4.900% due 10/01/2026	15,300	16,064
5.300% due 10/01/2029	5,300	5,782
5.450% due 06/15/2023	28,588	29,466
6.020% due 06/15/2026	19,800	21,466
6.100% due 07/15/2027	7,300	8,036
6.200% due 07/15/2030	4,700	5,366

Delta Air Lines Pass-Through Trust
2.000% due 12/10/2029	1,639	1,496

Deutsche Telekom International Finance BV
3.600% due 01/19/2027	4,200	4,246

Discovery Communications LLC
3.625% due 05/15/2030 (o)	11,300	10,992
4.650% due 05/15/2050	39,300	38,260

30	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke University
2.682% due 10/01/2044	$18,800	$16,726
2.832% due 10/01/2055	31,400	27,653

Eastern Energy Gas Holdings LLC
2.500% due 11/15/2024	8,400	8,320

eBay, Inc.
1.900% due 03/11/2025	7,000	6,790
2.700% due 03/11/2030	19,100	17,972

Electronic Arts, Inc.
1.850% due 02/15/2031	500	440

Emory University
1.566% due 09/01/2025	2,100	2,008
2.143% due 09/01/2030	12,300	11,544
2.969% due 09/01/2050	23,500	20,946

Empresa de Transporte de Pasajeros Metro SA
4.700% due 05/07/2050	15,100	15,276

Energy Transfer LP
2.900% due 05/15/2025	1,500	1,469
3.600% due 02/01/2023	2,300	2,314
4.250% due 03/15/2023	4,135	4,182
4.500% due 11/01/2023	34,709	35,253
4.950% due 05/15/2028	4,290	4,449
5.000% due 10/01/2022	4,722	4,761
5.000% due 05/15/2050	200	203

Entergy Louisiana LLC
1.600% due 12/15/2030	4,100	3,561
2.350% due 06/15/2032	6,860	6,231
5.400% due 11/01/2024	2,400	2,531

EOG Resources, Inc.
4.375% due 04/15/2030	800	867
4.950% due 04/15/2050	2,600	3,196

EQM Midstream Partners LP
4.750% due 07/15/2023	2,698	2,722
6.000% due 07/01/2025	9,000	9,195
6.500% due 07/01/2027	5,000	5,230

Equifax, Inc.
3.100% due 05/15/2030	2,390	2,283

Essential Utilities, Inc.
2.400% due 05/01/2031	1,890	1,721
3.351% due 04/15/2050	1,800	1,607

Expedia Group, Inc.
2.950% due 03/15/2031	5,100	4,730
3.250% due 02/15/2030	15,000	14,298
4.625% due 08/01/2027	5,000	5,203
6.250% due 05/01/2025	18,044	19,306

Ferguson Finance PLC
3.250% due 06/02/2030	4,400	4,194

Fidelity National Information Services, Inc.
1.150% due 03/01/2026	4,000	3,676

Fiserv, Inc.
2.250% due 06/01/2027	5,500	5,203
2.650% due 06/01/2030	50,680	46,849

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flex Ltd.
4.875% due 05/12/2030		$32,500	$34,012

Ford Foundation
2.415% due 06/01/2050		5,100	4,221

Ford Motor Co.
3.250% due 02/12/2032		11,800	10,559

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		19,112	18,416

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	2,200	2,354

GE Capital Funding LLC
4.550% due 05/15/2032		$77,000	82,854

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		14,097	15,168

GE Capital U.K. Funding Unlimited Co.
5.875% due 01/18/2033	GBP	300	481

General Electric Co.
0.695% (US0003M + 0.380%) due 05/05/2026 ~		$2,640	2,598
6.750% due 03/15/2032		800	1,010
7.500% due 08/21/2035		2,100	2,737

General Mills, Inc.
6.410% due 10/15/2022		10,400	10,634

General Motors Co.
5.400% due 10/02/2023 (m)		7,800	8,074
6.125% due 10/01/2025 (m)		7,800	8,381

Global Payments, Inc.
1.200% due 03/01/2026		9,000	8,303
2.650% due 02/15/2025		3,930	3,849
2.900% due 05/15/2030		19,892	18,387
3.200% due 08/15/2029		5,300	5,042

Gray Oak Pipeline LLC
3.450% due 10/15/2027		23,200	22,394

Hamilton College
4.750% due 07/01/2113		29,370	32,528

HCA, Inc.
5.000% due 03/15/2024		1,150	1,193
5.375% due 09/01/2026		26,700	28,062
5.875% due 02/01/2029		1,700	1,861

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		10,600	9,637

Huntington Ingalls Industries, Inc.
0.670% due 08/16/2023		12,400	12,038
2.043% due 08/16/2028		10,000	9,061
4.200% due 05/01/2030		3,500	3,649

Hyatt Hotels Corp.
1.300% due 10/01/2023		4,200	4,095
1.320% (SOFRINDX + 1.050%) due 10/01/2023 ~		5,800	5,820

Hyundai Capital America
0.800% due 04/03/2023		59,360	58,269
0.800% due 01/08/2024		32,400	30,948

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	31

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.875% due 06/14/2024	$3,250	$3,071
1.000% due 09/17/2024	32,500	30,595
1.150% due 11/10/2022	48,450	48,129
1.650% due 09/17/2026	75,100	68,567
2.100% due 09/15/2028	34,600	30,562
5.875% due 04/07/2025	11,992	12,683

Imperial Brands Finance PLC
3.125% due 07/26/2024	20,130	19,959
3.500% due 07/26/2026	34,025	33,328
3.750% due 07/21/2022	17,182	17,224
3.875% due 07/26/2029	38,650	37,963
4.250% due 07/21/2025	16,305	16,463

Infor, Inc.
1.450% due 07/15/2023	5,600	5,490
1.750% due 07/15/2025	12,500	11,767

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	6,300	6,430

International Flavors & Fragrances, Inc.
1.230% due 10/01/2025	14,300	13,254
3.200% due 05/01/2023	5,100	5,117
3.268% due 11/15/2040	7,100	6,348
3.468% due 12/01/2050	18,200	16,120

JetBlue Pass-Through Trust
2.750% due 11/15/2033	7,912	7,433
2.950% due 11/15/2029	549	506
4.000% due 05/15/2034	4,813	4,825

Kansas City Southern
2.875% due 11/15/2029	3,800	3,657

Kinder Morgan, Inc.
7.750% due 01/15/2032	5,100	6,585

KLA Corp.
4.650% due 11/01/2024	5,400	5,598

Komatsu Finance America, Inc.
2.437% due 09/11/2022	4,727	4,729

Kraft Heinz Foods Co.
6.500% due 02/09/2040	300	359
7.125% due 08/01/2039	25,200	31,967

Leidos, Inc.
2.300% due 02/15/2031	15,300	13,292
3.625% due 05/15/2025	1,800	1,802
4.375% due 05/15/2030	3,300	3,344

Level 3 Financing, Inc.
3.400% due 03/01/2027	16,100	15,207
3.750% due 07/15/2029	5,000	4,437
3.875% due 11/15/2029	12,520	11,545

Liberty Utilities Finance GP 1
2.050% due 09/15/2030	14,600	12,819

Magallanes, Inc.
3.428% due 03/15/2024	19,500	19,621
3.528% due 03/15/2024	13,350	13,348
3.755% due 03/15/2027	4,800	4,799

Marriott International, Inc.
3.500% due 10/15/2032	29,040	27,696

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.600% due 04/15/2024		$11,400	$11,525
4.150% due 12/01/2023		33,000	33,628
4.625% due 06/15/2030		1,600	1,660

Masco Corp.
1.500% due 02/15/2028		6,990	6,165

Mather Foundation
2.675% due 10/01/2031		1,050	978

McDonald’s Corp.
3.700% due 01/30/2026		2,700	2,768

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		18,000	16,515

Micron Technology, Inc.
2.703% due 04/15/2032		1,400	1,270
4.975% due 02/06/2026		13,900	14,576
5.327% due 02/06/2029		10,000	10,827

MidMichigan Health
3.409% due 06/01/2050		29,500	26,015

Mileage Plus Holdings LLC
6.500% due 06/20/2027		1,400	1,461

Mohawk Industries, Inc.
3.625% due 05/15/2030		3,100	3,049

Moody’s Corp.
3.250% due 05/20/2050		1,200	1,077

Motorola Solutions, Inc.
2.300% due 11/15/2030		18,470	16,218

Motors Liquidation Co.
8.375% due 07/05/2033 ^«(e)	EUR	20,000	0

MPLX LP
4.700% due 04/15/2048		$7,200	7,275

Mylan, Inc.
3.125% due 01/15/2023		1,500	1,507

National Fuel Gas Co.
2.950% due 03/01/2031		10,900	9,935

NetApp, Inc.
1.875% due 06/22/2025		4,700	4,500
2.375% due 06/22/2027		32,800	31,314
2.700% due 06/22/2030		40,900	37,798

Netflix, Inc.
4.625% due 05/15/2029	EUR	15,319	19,162

Newell Brands, Inc.
4.450% due 04/01/2026		$2,700	2,720
4.875% due 06/01/2025		2,600	2,687

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	1,200	1,340
3.043% due 09/15/2023		$44,300	44,224
3.201% due 09/17/2028	EUR	3,100	3,455
3.522% due 09/17/2025		$122,700	120,402
4.345% due 09/17/2027		132,900	131,203
4.810% due 09/17/2030		41,900	41,624

Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023		282	282

32	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NVR, Inc.
3.000% due 05/15/2030	$4,623	$4,321

NXP BV
2.700% due 05/01/2025	4,788	4,646
3.150% due 05/01/2027	4,100	3,985
3.400% due 05/01/2030	1,700	1,650
3.875% due 06/18/2026	37,682	37,853
4.300% due 06/18/2029	2,100	2,171
4.625% due 06/01/2023	2,600	2,642
5.350% due 03/01/2026	13,800	14,540

NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery
2.667% due 10/01/2050	4,000	3,239

Occidental Petroleum Corp.
6.950% due 07/01/2024	2,163	2,326

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/02/2022 (h)(k)	38,250	334

ONEOK Partners LP
6.125% due 02/01/2041	2,170	2,394
6.850% due 10/15/2037	2,200	2,559

Oracle Corp.
2.800% due 04/01/2027	300	288
2.950% due 04/01/2030	1,500	1,386
3.600% due 04/01/2050	12,600	10,481
3.850% due 04/01/2060	15,000	12,352

Orlando Health Obligated Group
3.327% due 10/01/2050	1,100	1,003

Owens Corning
4.200% due 12/01/2024	2,500	2,559

Panasonic Corp.
2.536% due 07/19/2022	11,100	11,116

PayPal Holdings, Inc.
1.650% due 06/01/2025	5,900	5,679
2.300% due 06/01/2030	30,100	28,059
2.650% due 10/01/2026	13,200	13,003
2.850% due 10/01/2029	34,900	34,208
3.250% due 06/01/2050	20,200	18,498

PeaceHealth Obligated Group
3.218% due 11/15/2050	8,900	7,941

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023	2,700	2,742

Penske Truck Leasing Co. LP
3.450% due 07/01/2024	11,100	11,131
4.125% due 08/01/2023	2,400	2,430

Perrigo Finance Unlimited Co.
3.900% due 12/15/2024	1,000	1,005
3.900% due 06/15/2030	11,400	10,732

Petronas Capital Ltd.
4.550% due 04/21/2050	3,500	3,876

President & Fellows of Harvard College
2.517% due 10/15/2050	550	474

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Quanta Services, Inc.
0.950% due 10/01/2024	$1,100	$1,044
2.900% due 10/01/2030	4,000	3,707

QVC, Inc.
4.375% due 03/15/2023	1,700	1,711

Reckitt Benckiser Treasury Services PLC
1.514% (US0003M + 0.560%) due 06/24/2022 ~	4,700	4,705

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	8,190	7,118
2.800% due 09/15/2050	5,500	4,411

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	300	281

Renesas Electronics Corp.
1.543% due 11/26/2024	7,060	6,729
2.170% due 11/25/2026	3,801	3,544

Roche Holdings, Inc.
1.930% due 12/13/2028	7,800	7,259

Rogers Communications, Inc.
3.200% due 03/15/2027	6,350	6,261

Rolls-Royce PLC
5.750% due 10/15/2027	1,200	1,234

Royalty Pharma PLC
1.200% due 09/02/2025	11,900	10,960
1.750% due 09/02/2027	13,000	11,820

Rumo Luxembourg SARL
5.250% due 01/10/2028	15,500	15,461

S&P Global, Inc.
2.700% due 03/01/2029	34,100	33,081
4.250% due 05/01/2029	5,600	5,902

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	1,400	1,440
4.500% due 05/15/2030	37,900	39,694
5.000% due 03/15/2027	4,375	4,632
5.625% due 04/15/2023	2,800	2,866

Sands China Ltd.
3.800% due 01/08/2026	600	571
5.125% due 08/08/2025	300	299

Saudi Arabian Oil Co.
2.750% due 04/16/2022	10,800	10,805

Seagate HDD Cayman
4.091% due 06/01/2029	2,100	2,041
4.125% due 01/15/2031	6,900	6,552
4.875% due 06/01/2027	800	820
5.750% due 12/01/2034	750	768

Sherwin-Williams Co.
2.750% due 06/01/2022	83	83

Siemens Financieringsmaatschappij NV
1.200% due 03/11/2026	16,300	15,154
2.000% due 09/15/2023	300	298

Skyworks Solutions, Inc.
0.900% due 06/01/2023	400	391
1.800% due 06/01/2026	380	354

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	33

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Smith & Nephew PLC
2.032% due 10/14/2030		$30,290	$26,373

Southern Co.
0.549% (SOFRRATE + 0.370%) due 05/10/2023 ~		4,750	4,738
1.750% due 03/15/2028		7,190	6,480
3.700% due 04/30/2030		4,000	4,017

Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022		139	138

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		14,963	14,837
4.600% due 06/15/2028		6,800	6,397

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		4,157	4,066

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		15,000	15,321
5.152% due 09/20/2029		50,700	53,435

Starbucks Corp.
2.550% due 11/15/2030		107,150	99,948

Sunnova Energy Corp.
5.875% due 09/01/2026		900	862

Suntory Holdings Ltd.
2.550% due 06/28/2022		8,700	8,714

Sutter Health
3.361% due 08/15/2050		26,400	23,647

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		2,900	2,937

Syngenta Finance NV
4.441% due 04/24/2023		13,350	13,535
4.892% due 04/24/2025		4,700	4,788
5.182% due 04/24/2028		12,000	12,414

T-Mobile USA, Inc.
1.500% due 02/15/2026		23,400	21,857
2.050% due 02/15/2028		11,200	10,250
2.550% due 02/15/2031		31,900	28,977
2.700% due 03/15/2032		1,600	1,457
3.400% due 10/15/2052		17,300	14,775
3.500% due 04/15/2025		5,700	5,744
3.750% due 04/15/2027		25,370	25,561
3.875% due 04/15/2030		31,657	31,824

Takeda Pharmaceutical Co. Ltd.
2.050% due 03/31/2030		37,500	33,896

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		9,635	9,051
7.000% due 10/15/2028		3,900	4,592

Tesco PLC
5.125% due 04/10/2047	EUR	8,300	11,596

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022		16,400	18,165
4.500% due 03/01/2025		20,900	23,361
6.000% due 04/15/2024		$9,300	9,544

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Textron, Inc.
2.450% due 03/15/2031		$7,300	$6,621

Thermo Fisher Scientific, Inc.
1.750% due 10/15/2028		10,400	9,524

Toyota Motor Corp.
1.339% due 03/25/2026		13,790	13,017

Toyota Tsusho Corp.
3.625% due 09/13/2023		7,090	7,183

TransCanada PipeLines Ltd.
3.750% due 10/16/2023		1,800	1,826

Transcontinental Gas Pipe Line Co. LLC
3.250% due 05/15/2030		5,200	5,079

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		22,400	19,895

TripAdvisor, Inc.
7.000% due 07/15/2025		4,200	4,344

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		5,367	5,135
4.625% due 12/03/2026		1,327	1,280
7.125% due 04/22/2025		3,929	4,013

United Airlines Pass-Through Trust
2.700% due 11/01/2033		7,485	6,876
2.900% due 11/01/2029		1,581	1,438
3.100% due 01/07/2030		4,621	4,487
3.450% due 06/01/2029		4,564	4,518
3.450% due 01/07/2030		1,896	1,771
3.500% due 09/01/2031		4,015	3,892
3.750% due 03/03/2028		1,271	1,242
4.000% due 10/11/2027		2,506	2,519
4.150% due 10/11/2025		2,327	2,336
4.150% due 02/25/2033		11,228	11,370
4.300% due 02/15/2027		942	942
5.875% due 04/15/2029		52,005	53,917

United Airlines, Inc.
4.375% due 04/15/2026		1,900	1,872

United Group BV
4.875% due 07/01/2024	EUR	5,700	6,306

UnitedHealth Group, Inc.
2.000% due 05/15/2030		$4,400	4,055

Utah Acquisition Sub, Inc.
2.250% due 11/22/2024	EUR	6,500	7,307
3.950% due 06/15/2026		$8,800	8,745

Verisk Analytics, Inc.
3.625% due 05/15/2050		10,800	10,202

Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	9,700	12,931
5.250% due 05/15/2029		10,000	12,926

VMware, Inc.
1.800% due 08/15/2028		$3,000	2,667
3.900% due 08/21/2027		100	101
4.500% due 05/15/2025		11,358	11,712
4.650% due 05/15/2027		18,560	19,471
4.700% due 05/15/2030		19,100	20,237

34	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Volkswagen Group of America Finance LLC
2.700% due 09/26/2022		$18,600	$18,680
2.850% due 09/26/2024		17,200	17,028
2.900% due 05/13/2022		43,500	43,558
3.125% due 05/12/2023		35,400	35,662
3.200% due 09/26/2026		6,500	6,385
3.350% due 05/13/2025		32,345	32,268
3.750% due 05/13/2030		6,400	6,357
4.250% due 11/13/2023		109,400	111,487
4.750% due 11/13/2028		43,500	45,798

Volkswagen International Finance NV
1.034% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	17,100	19,461

Walt Disney Co.
1.750% due 01/13/2026		$2,500	2,398
2.200% due 01/13/2028		16,100	15,325
2.650% due 01/13/2031		17,930	17,146
3.600% due 01/13/2051		46,400	46,107
3.800% due 05/13/2060		14,800	14,974

Weir Group PLC
2.200% due 05/13/2026		20,100	18,800

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025		5,600	5,473
4.950% due 09/15/2028		6,100	6,433

Whirlpool Corp.
4.600% due 05/15/2050		28,200	29,689

Wipro IT Services LLC
1.500% due 06/23/2026		14,300	13,230

Woodside Finance Ltd.
3.650% due 03/05/2025		100	100

WPP Finance
3.750% due 09/19/2024		300	303

Wynn Las Vegas LLC
5.500% due 03/01/2025		30,700	30,743

Xylem, Inc.
1.950% due 01/30/2028		2,200	2,040
2.250% due 01/30/2031		6,400	5,822
3.250% due 11/01/2026		2,400	2,405

Yara International ASA
3.148% due 06/04/2030		12,500	11,674
4.750% due 06/01/2028		10,600	10,958

Zimmer Biomet Holdings, Inc.
1.164% due 11/15/2027	EUR	2,700	2,863
3.050% due 01/15/2026		$7,500	7,428

Zoetis, Inc.
2.000% due 05/15/2030		32,800	29,454

			6,475,917

UTILITIES 3.8%

Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039		7,636	6,688

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AEP Texas, Inc.
3.950% due 06/01/2028	$7,800	$7,975

AES Corp.
2.450% due 01/15/2031	11,800	10,572
3.300% due 07/15/2025	21,950	21,582
3.950% due 07/15/2030	23,167	22,996

Alabama Power Co.
1.450% due 09/15/2030	5,480	4,759

Alliant Energy Finance LLC
1.400% due 03/15/2026	8,400	7,653

Ameren Corp.
1.750% due 03/15/2028	7,590	6,954
2.500% due 09/15/2024	200	197

Ameren Illinois Co.
1.550% due 11/15/2030	4,300	3,757

American Transmission Systems, Inc.
5.000% due 09/01/2044	700	773

American Water Capital Corp.
3.450% due 06/01/2029	9,800	9,820
3.850% due 03/01/2024	1,400	1,425

Appalachian Power Co.
2.700% due 04/01/2031	23,700	21,994
3.300% due 06/01/2027	3,400	3,424

Arizona Public Service Co.
2.200% due 12/15/2031	12,700	11,175
2.600% due 08/15/2029	6,400	6,011
3.350% due 05/15/2050	14,000	12,237

AT&T, Inc.
1.650% due 02/01/2028	24,950	22,778
2.250% due 02/01/2032	50,540	44,891
2.750% due 06/01/2031	42,350	39,767
3.100% due 02/01/2043	1,200	1,039
3.300% due 02/01/2052	53,600	46,114
3.500% due 02/01/2061	3,300	2,817
3.850% due 06/01/2060	1,140	1,024
4.350% due 03/01/2029	4,100	4,343

Atmos Energy Corp.
1.500% due 01/15/2031	19,500	16,823

Azure Power Energy Ltd.
3.575% due 08/19/2026	2,313	2,205

Baltimore Gas & Electric Co.
2.800% due 08/15/2022	1,256	1,256

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030	2,500	2,571

Black Hills Corp.
2.500% due 06/15/2030	6,600	6,010

Boston Gas Co.
3.150% due 08/01/2027	2,900	2,812
3.757% due 03/16/2032	9,800	9,821

British Telecommunications PLC
4.500% due 12/04/2023	13,595	13,873

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	35

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CenterPoint Energy Houston Electric LLC
2.900% due 07/01/2050	$2,400	$2,143

Clearway Energy Operating LLC
3.750% due 02/15/2031	11,850	11,107

Constellation Energy Generation LLC
3.250% due 06/01/2025	11,000	10,966

Dominion Energy, Inc.
2.250% due 08/15/2031	9,550	8,616

DTE Electric Co.
1.900% due 04/01/2028	5,690	5,301

Duke Energy Carolinas LLC
2.550% due 04/15/2031	6,500	6,107
2.850% due 03/15/2032	1,500	1,452
3.350% due 05/15/2022	1,000	1,003

Duke Energy Corp.
2.450% due 06/01/2030	8,600	7,935
2.650% due 09/01/2026	600	585

Duke Energy Florida LLC
2.400% due 12/15/2031	2,580	2,384

Duke Energy Ohio, Inc.
3.650% due 02/01/2029	5,200	5,293

Duke Energy Progress LLC
2.000% due 08/15/2031	30,400	27,237
3.375% due 09/01/2023	1,900	1,923
3.400% due 04/01/2032	2,100	2,112

Edison International
2.950% due 03/15/2023	600	599
3.125% due 11/15/2022	6,700	6,736
5.750% due 06/15/2027	4,700	5,042

EDP Finance BV
1.710% due 01/24/2028	40,000	35,346

Enel Finance International NV
1.375% due 07/12/2026	26,700	24,546
1.875% due 07/12/2028	13,000	11,743
2.250% due 07/12/2031	800	710
2.650% due 09/10/2024	187,301	184,647
2.875% due 07/12/2041	2,800	2,319

Entergy Arkansas LLC
3.050% due 06/01/2023	1,600	1,599

Entergy Corp.
1.900% due 06/15/2028	2,100	1,903
2.800% due 06/15/2030	6,100	5,726
3.750% due 06/15/2050	7,700	7,252
4.000% due 07/15/2022	16,400	16,445

Evergy Metro, Inc.
2.250% due 06/01/2030	12,600	11,584
3.150% due 03/15/2023	425	428

Exelon Corp.
2.750% due 03/15/2027	770	752
3.950% due 06/15/2025	933	952

Fells Point Funding Trust
3.046% due 01/31/2027	10,000	9,603

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FirstEnergy Corp.
1.600% due 01/15/2026	$5,500	$5,137
2.250% due 09/01/2030	12,000	10,643
4.400% due 07/15/2027	2,000	2,016

Florida Power & Light Co.
3.700% due 12/01/2047	2,600	2,659

Georgia Power Co.
3.250% due 03/15/2051	9,900	8,617

Greenko Dutch BV
3.850% due 03/29/2026	8,373	8,034

Greenko Power Ltd.
4.300% due 12/13/2028	14,600	13,691

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	24,000	24,240
5.950% due 07/29/2026	14,300	14,550

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022	5,000	5,009

India Clean Energy Holdings
4.500% due 04/18/2027	9,500	8,716

India Green Power Holdings
4.000% due 02/22/2027	5,500	5,076

IPALCO Enterprises, Inc.
4.250% due 05/01/2030	11,370	11,407

ITC Holdings Corp.
2.950% due 05/14/2030	27,900	26,467

Kentucky Utilities Co.
3.300% due 06/01/2050	5,200	4,726

Massachusetts Electric Co.
1.729% due 11/24/2030	3,400	2,913

Metropolitan Edison Co.
3.500% due 03/15/2023	2,355	2,368
4.300% due 01/15/2029	1,760	1,832

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	9,400	9,434

Monongahela Power Co.
3.550% due 05/15/2027	4,400	4,402

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031	10,290	8,662
2.950% due 02/07/2024	3,250	3,265
8.000% due 03/01/2032	165	223

New York State Electric & Gas Corp.
1.950% due 10/01/2030	18,300	16,334
2.150% due 10/01/2031	3,410	3,031

NextEra Energy Capital Holdings, Inc.
0.750% (US0003M + 0.270%) due 02/22/2023 ~	7,150	7,126
1.900% due 06/15/2028	12,700	11,727
2.250% due 06/01/2030	74,690	68,466

Niagara Mohawk Power Corp.
3.508% due 10/01/2024	1,000	1,003
4.278% due 12/15/2028	17,600	18,098

36	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northern States Power Co.
2.250% due 04/01/2031	$8,300	$7,657

NRG Energy, Inc.
3.875% due 02/15/2032	2,500	2,205

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)	73,824	41,526

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	807	799

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)	23,906	5,408

ONEOK, Inc.
5.850% due 01/15/2026	7,700	8,283
6.350% due 01/15/2031	11,100	12,861
7.150% due 01/15/2051	6,700	8,554

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~	12,800	12,805
1.367% due 03/10/2023	39,300	38,628
1.700% due 11/15/2023	25,060	24,442
1.750% due 06/16/2022	44,680	44,634
2.100% due 08/01/2027	28,879	25,998
2.365% (US0003M + 1.480%) due 06/16/2022 ~	74,500	74,490
2.500% due 02/01/2031	39,700	34,300
2.950% due 03/01/2026	4,050	3,854
3.150% due 01/01/2026	32,240	31,083
3.250% due 02/16/2024	18,900	18,825
3.250% due 06/01/2031	18,660	16,906
3.300% due 03/15/2027	9,400	9,038
3.300% due 12/01/2027	10,000	9,451
3.300% due 08/01/2040	20,719	17,002
3.400% due 08/15/2024	2,230	2,211
3.450% due 07/01/2025	13,300	12,988
3.500% due 06/15/2025	16,990	16,597
3.500% due 08/01/2050	51,900	41,930
3.750% due 02/15/2024	15,685	15,748
3.750% due 07/01/2028	12,700	12,179
3.750% due 08/15/2042	2,000	1,635
3.850% due 11/15/2023	4,691	4,717
3.950% due 12/01/2047	24,400	20,249
4.000% due 12/01/2046	6,800	5,672
4.200% due 03/01/2029	31,800	31,303
4.250% due 08/01/2023	6,626	6,694
4.250% due 03/15/2046	9,600	8,328
4.300% due 03/15/2045	8,500	7,260
4.400% due 03/01/2032	26,200	25,794
4.450% due 04/15/2042	9,200	8,180
4.500% due 07/01/2040	23,100	21,088
4.500% due 12/15/2041	10,400	9,324
4.550% due 07/01/2030	49,903	49,593
4.600% due 06/15/2043	3,300	2,940
4.650% due 08/01/2028	6,100	6,105
4.750% due 02/15/2044	4,100	3,721
4.950% due 07/01/2050	7,800	7,377

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PacifiCorp
2.700% due 09/15/2030	$100	$95
3.300% due 03/15/2051	100	92

Pennsylvania Electric Co.
3.250% due 03/15/2028	600	578

Public Service Co. of Colorado
1.900% due 01/15/2031	6,900	6,152
2.700% due 01/15/2051	18,600	15,835

Puget Energy, Inc.
4.100% due 06/15/2030	15,900	15,897

ReNew Wind Energy AP2
4.500% due 07/14/2028	11,600	10,546

Rio Oil Finance Trust
8.200% due 04/06/2028	2,006	2,161
9.250% due 07/06/2024	7,016	7,360
9.750% due 01/06/2027	23,392	25,833

Rochester Gas & Electric Corp.
1.850% due 12/01/2030	600	532

San Diego Gas & Electric Co.
1.700% due 10/01/2030	14,400	12,703
3.320% due 04/15/2050	1,300	1,216

Shell International Finance BV
2.750% due 04/06/2030	39,900	38,751
3.250% due 04/06/2050	13,900	13,099

Southern California Edison Co.
0.702% (SOFRRATE + 0.470%) due 12/02/2022 ~	51,010	51,022
2.500% due 06/01/2031	12,760	11,629
2.750% due 02/01/2032	23,550	21,883
3.650% due 06/01/2051	15,000	14,036

Southern California Gas Co.
2.950% due 04/15/2027	9,430	9,311
3.150% due 09/15/2024	10,300	10,355
3.200% due 06/15/2025	2,500	2,509

Southwest Gas Corp.
4.050% due 03/15/2032	1,270	1,268

Southwestern Electric Power Co.
4.100% due 09/15/2028	2,257	2,305

Southwestern Public Service Co.
3.150% due 05/01/2050	7,900	7,106

Sprint Communications, Inc.
6.000% due 11/15/2022	3,600	3,685

Sprint Corp.
7.125% due 06/15/2024	200	215
7.875% due 09/15/2023	2,500	2,659

System Energy Resources, Inc.
2.140% due 12/09/2025	18,500	17,640

Tampa Electric Co.
2.600% due 09/15/2022	8,535	8,561

TELUS Corp.
3.400% due 05/13/2032	36,000	35,269

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	37

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toledo Edison Co.
2.650% due 05/01/2028	$18,667	$17,750

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025	500	504

Union Electric Co.
2.625% due 03/15/2051	16,500	13,724

Verizon Communications, Inc.
1.062% (SOFRRATE + 0.790%) due 03/20/2026 ~	1,000	1,000
1.500% due 09/18/2030	13,290	11,558
2.100% due 03/22/2028	4,300	4,016
2.355% due 03/15/2032	191,454	173,247
2.550% due 03/21/2031	12,900	12,003
2.850% due 09/03/2041	500	442

Virginia Electric & Power Co.
4.450% due 02/15/2044	10	11

VTR Comunicaciones SpA
5.125% due 01/15/2028	12,294	11,734

WEC Energy Group, Inc.
1.375% due 10/15/2027	6,100	5,498
1.800% due 10/15/2030	16,190	14,054

		2,496,330

Total Corporate Bonds & Notes (Cost $19,642,915)		19,061,653

CONVERTIBLE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

TXU Eastern Funding Co.
6.450% due 05/15/2049	15,270	76

Total Convertible Bonds & Notes (Cost $11,048)		76

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.1%

California Health Facilities Financing Authority Revenue Bonds, Series 2019
2.704% due 06/01/2030	5,100	4,808

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.211% due 06/01/2025	4,500	4,414
2.534% due 06/01/2028	5,100	4,870
2.584% due 06/01/2029	3,600	3,403

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	2	3
7.550% due 04/01/2039	2	3

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	265

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	$6,770	$7,573

University of California Revenue Notes, Series 2020
0.883% due 05/15/2025	2,300	2,162
1.316% due 05/15/2027	5,700	5,235

		32,736

CONNECTICUT 0.0%

Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/NPFGC Insured), Series 2003
5.910% due 06/01/2033	165	206

FLORIDA 0.0%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	9,700	9,046

GEORGIA 0.1%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	50,687	68,775

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	1,423	1,565

NEW YORK 0.1%

New York State Urban Development Corp. Revenue Bonds, Series 2020
2.027% due 03/15/2031	23,000	20,376
2.127% due 03/15/2032	23,000	20,258
2.227% due 03/15/2033	23,000	20,152
2.277% due 03/15/2034	19,000	16,492

New York State Urban Development Corp. Revenue Notes, Series 2020
1.827% due 03/15/2029	1,300	1,178

		78,456

OHIO 0.0%

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	3,724

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.401% due 06/15/2022	3,500	3,528
5.501% due 06/15/2023	3,500	3,617

		7,145

38	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RHODE ISLAND 0.0%

Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	$165	$207

TEXAS 0.0%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.329% due 11/01/2025	1,000	948
1.946% due 11/01/2028	2,435	2,264
2.046% due 11/01/2029	1,400	1,290
2.096% due 11/01/2030	1,750	1,594

		6,096

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	1,630	1,530
3.401% due 06/01/2034	10,930	10,121
3.501% due 06/01/2035	9,935	9,138

		20,789

Total Municipal Bonds & Notes (Cost $233,980)		228,745

U.S. GOVERNMENT AGENCIES 25.2%

Fannie Mae
0.000% due 08/25/2023 - 03/25/2036 (b)(h)	1,050	979
0.247% due 07/25/2037 •	62	60
0.317% due 03/25/2036 •	316	315
0.529% due 08/25/2022 ~(a)	11,528	0
0.577% due 03/25/2034 •	11	11
0.607% due 08/25/2034 •	16	16
0.657% due 05/25/2035 •	2	2
0.697% due 06/25/2032 ~	3	3
0.707% due 05/25/2037 •	10	10
0.757% due 03/25/2037 •	365	365
0.777% due 06/25/2037 •	70	70
0.807% due 05/25/2042 - 03/25/2044 •	712	709
0.817% due 03/25/2037 •	5	5
0.837% due 07/25/2037 •	228	228
0.857% due 06/25/2029 - 11/25/2036 •	35	35
0.857% due 09/25/2035 ~	661	663
0.868% due 04/18/2028 •	9	10
0.907% due 10/25/2030 - 09/25/2037 •	851	854
0.918% due 10/18/2030 •	82	83
0.957% due 08/25/2030 •	126	127
0.977% due 10/25/2040 •	21	21
1.018% due 12/18/2031 •	19	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.037% due 08/25/2037 •	$2,675	$2,705
1.107% due 10/25/2023 - 03/25/2024 •	54	55
1.127% due 03/25/2038 •	38	39
1.147% due 11/01/2037 •	7	7
1.177% due 06/25/2037 •	89	90
1.207% due 03/25/2038 •	6	6
1.207% due 11/25/2039 ~	117	118
1.303% due 06/01/2043 •	1,472	1,502
1.304% due 07/01/2042 - 12/01/2044 •	5,551	5,672
1.354% due 09/01/2041 •	2,500	2,545
1.357% due 04/25/2032 •	3	2
1.457% due 04/25/2023 •	3	3
1.465% due 10/01/2034 •	6	6
1.475% due 03/01/2033 •	13	13
1.490% due 05/25/2044 ~(a)	7,612	399
1.492% due 02/01/2035 •	417	418
1.500% due 09/01/2024 - 12/01/2024 •	2	3
1.504% due 10/01/2030 - 10/01/2040 •	915	925
1.512% due 10/01/2034 •	215	215
1.522% due 11/01/2035 •	35	35
1.544% due 09/01/2035 •	383	385
1.561% due 12/01/2034 •	27	27
1.569% due 11/01/2034 •	112	114
1.575% due 08/01/2035 •	82	82
1.595% due 06/01/2023 •	7	7
1.598% due 01/01/2035 •	710	722
1.599% due 09/01/2035 •	13	13
1.618% due 12/25/2038 ~(a)	7,785	310
1.622% due 01/01/2035 •	1,576	1,619
1.640% due 12/01/2034 •	18	19
1.652% due 05/01/2035 •	5	5
1.661% due 03/25/2036 ~(a)	8,588	490
1.663% due 10/01/2035 •	38	38
1.665% due 11/01/2034 •	76	76
1.675% due 09/01/2034 •	36	37
1.676% due 01/01/2035 •	853	870
1.679% due 01/01/2035 •	18	18
1.684% due 04/01/2027 •	2	2
1.691% due 02/01/2035 •	17	17
1.700% due 02/01/2023 •	4	4
1.708% due 09/01/2022 •	1	1
1.715% due 01/01/2036 •	1	1
1.718% due 03/01/2035 •	6	6
1.719% due 10/01/2035 •	146	147
1.739% due 01/01/2036 •	38	38
1.743% due 11/01/2032 •	4	4
1.768% due 09/01/2035 •	1	1
1.775% due 09/01/2035 •	4	4
1.782% due 12/01/2035 •	14	14
1.785% due 10/01/2034 •	137	137
1.786% due 06/25/2055 ~(a)	7,875	362
1.787% due 03/01/2034 •	2	2

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	39

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.788% due 08/01/2035 •	$30	$30
1.795% due 03/01/2034 - 03/01/2036 •	600	619
1.805% due 07/01/2035 •	2	2
1.809% due 04/01/2036 •	27	29
1.825% due 06/01/2035 •	136	136
1.843% due 05/01/2034 •	36	36
1.845% due 09/01/2035 •	396	396
1.860% due 02/01/2035 •	95	99
1.861% due 09/01/2034 •	1,140	1,186
1.868% due 12/01/2035 •	64	64
1.872% due 12/01/2034 •	8	8
1.875% due 08/01/2035 - 09/01/2036 •	150	152
1.881% due 08/01/2035 •	380	380
1.883% due 12/01/2034 •	199	199
1.895% due 11/01/2031 •	38	38
1.898% due 08/01/2035 •	276	277
1.904% due 11/01/2035 •	420	438
1.910% due 06/01/2035 •	67	68
1.913% due 09/01/2035 •	350	355
1.920% due 10/01/2035 •	10	10
1.922% due 11/01/2035 - 01/01/2036 •	305	306
1.929% due 03/01/2033 - 07/01/2034 •	24	25
1.933% due 05/01/2037 •	3	3
1.935% due 05/01/2033 - 06/01/2034 •	10	10
1.942% due 12/01/2033 •	96	96
1.943% due 09/01/2037 •	8	8
1.945% due 05/01/2035 •	7	7
1.950% due 11/01/2034 •	4	4
1.959% due 05/25/2035 ~	1,798	1,814
1.960% due 10/01/2034 •	159	159
1.966% due 02/01/2035 •	386	397
1.968% due 12/01/2034 •	4	4
1.971% due 07/01/2033 •	1	1
1.979% due 07/01/2035 •	82	82
1.987% due 05/01/2035 - 04/01/2038 •	507	527
1.989% due 02/01/2035 •	81	81
1.990% due 12/01/2036 •	3	3
1.994% due 11/01/2034 - 12/01/2035 •	209	209
2.000% due 08/01/2025 - 08/01/2035 •	91	94
2.006% due 05/01/2035 - 01/01/2037 •	709	732
2.010% due 09/01/2035 •	109	109
2.015% due 09/01/2035 •	136	136
2.020% due 10/01/2035 •	119	121
2.027% due 07/01/2034 •	172	172
2.030% due 11/01/2035 •	53	53
2.032% due 11/01/2035 •	180	180
2.033% due 05/01/2038 •	4,237	4,422

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.034% due 03/01/2034 •	$479	$485
2.039% due 04/01/2034 •	25	26
2.046% due 07/01/2024 •	5	5
2.047% due 07/01/2035 - 03/01/2036 •	173	174
2.065% due 02/01/2035 - 09/01/2037 •	491	490
2.071% due 12/01/2033 •	110	110
2.078% due 04/01/2035 •	7	7
2.085% due 10/01/2035 •	39	39
2.090% due 06/01/2035 •	7	7
2.095% due 07/01/2026 •	3	3
2.135% due 08/01/2033 - 07/01/2035 •	17	17
2.140% due 09/01/2029 •	2	2
2.143% due 02/01/2028 •	13	13
2.146% due 11/01/2025 •	10	10
2.152% due 09/01/2033 •	3	3
2.162% due 07/01/2035 - 11/01/2035 •	285	286
2.172% due 08/01/2026 - 04/01/2036 •	32	32
2.175% due 02/01/2035 •	4	4
2.180% due 03/01/2035 •	13	13
2.185% due 10/01/2024 - 08/01/2032 •	2	2
2.187% due 11/01/2035 •	1,084	1,140
2.190% due 12/01/2022 - 12/01/2023 •	15	14
2.192% due 09/01/2035 •	2	2
2.204% due 02/01/2027 •	31	31
2.205% due 09/01/2024 •	17	17
2.212% due 09/01/2033 •	20	20
2.215% due 03/01/2036 •	95	95
2.219% due 07/01/2035 •	164	165
2.220% due 07/01/2026 - 05/01/2036 •	151	157
2.221% due 07/01/2035 •	200	201
2.227% due 06/01/2035 •	822	854
2.230% due 09/01/2023 •	16	16
2.232% due 03/01/2025 •	6	6
2.234% due 11/01/2025 •	2	2
2.249% due 02/01/2036 •	32	32
2.250% due 08/01/2024 - 12/01/2025 •	26	26
2.251% due 01/25/2031 ~(a)	198,156	24,733
2.255% due 08/01/2027 •	72	72
2.256% due 04/01/2035 •	397	402
2.258% due 08/01/2035 •	2	2
2.260% due 11/01/2025 •	37	37
2.273% due 12/01/2033 •	152	152
2.287% due 04/01/2033 - 02/01/2036 •	98	98
2.296% due 11/01/2025 •	2	2
2.300% due 03/01/2035 - 01/01/2036 •	312	317

40	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.310% due 02/01/2036 •	$24	$25
2.313% due 04/01/2024 •	10	10
2.323% due 03/01/2036 •	75	75
2.325% due 11/01/2023 - 10/01/2027 •	30	31
2.326% due 08/01/2023 •	1	1
2.332% due 04/01/2034 •	1	1
2.340% due 01/01/2026 - 02/01/2028 •	9	10
2.347% due 04/01/2027 •	7	7
2.350% due 05/01/2026 •	1	1
2.367% due 05/01/2025 •	7	7
2.383% due 09/01/2035 •	48	48
2.385% due 06/01/2035 •	138	143
2.395% due 12/01/2025 •	18	18
2.423% due 11/01/2034 •	323	338
2.438% due 01/01/2035 •	183	183
2.440% due 06/01/2025 - 11/01/2025 •	41	42
2.441% due 05/01/2030 •	2	2
2.476% due 06/01/2033 •	10	10
2.478% due 10/01/2027 •	5	5
2.500% due 02/01/2024 •	3	3
2.625% due 10/01/2023 - 10/01/2026 •	5	4
2.631% due 12/01/2027 •	63	63
2.633% due 12/01/2030 •	2	2
2.645% due 08/01/2027 •	7	7
2.725% due 12/01/2026 •	4	4
2.790% due 07/01/2022	3,637	3,634
2.813% due 05/01/2035 •	7	7
2.875% due 10/01/2024 •	1	1
2.960% due 07/01/2022	2,450	2,448
2.966% due 05/01/2022 ~	3,045	3,043
3.000% due 08/25/2040 - 09/01/2057	79,633	79,037
3.010% due 05/01/2022 ~	98	98
3.266% due 07/01/2024 •	6	6
3.500% due 08/25/2042	20,098	20,341
3.693% due 02/25/2033 •	403	382
3.720% due 03/01/2023 •	4	4
3.737% due 08/01/2027 •	38	39
3.875% due 03/01/2023 •	7	7
4.000% due 07/25/2040 - 01/01/2059	25,116	26,287
4.012% due 12/01/2036 •	30	32
4.166% due 03/01/2023 •	9	9
4.500% due 06/25/2024 - 09/25/2041	86,931	91,365
4.516% due 02/01/2028 •	2	2
4.956% due 09/01/2034 •	20	21
4.969% due 12/25/2042 ~	5,343	5,444
5.000% (COF 11 + 1.250%) due 03/01/2024 ~	1	1
5.000% due 09/18/2027 - 04/25/2035	484	510

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.030% due 05/01/2024	$1,841	$1,888
5.365% due 10/25/2042 ~	4,103	4,382
5.500% due 02/25/2024 - 08/25/2035	46	49
5.613% due 02/25/2037 •(a)	10	1
5.643% due 06/25/2037 •(a)	90	9
5.693% due 12/25/2042 ~(a)	1,223	225
5.750% due 12/20/2027 - 08/25/2034	520	535
5.793% due 05/25/2037 ~(a)	250	21
5.793% due 06/25/2037 - 01/25/2040 •(a)	399	42
5.843% due 08/25/2042 •(a)	7,774	1,366
5.923% due 03/25/2037 •(a)	35	5
6.000% due 05/17/2027 - 10/25/2044	5,420	5,884
6.093% due 07/25/2036 •(a)	368	50
6.143% due 12/25/2036 •(a)	32	5
6.183% due 12/25/2036 •(a)	138	20
6.193% due 07/25/2037 •(a)	97	13
6.250% due 02/25/2029	127	135
6.300% due 10/17/2038	160	160
6.303% due 05/25/2037 ~(a)	34	5
6.413% due 06/25/2037 •(a)	165	18
6.500% due 10/25/2023 - 06/25/2044	6,806	7,378
6.750% due 10/25/2023	4	4
6.840% due 08/25/2037 ~	21	22
6.900% due 05/25/2023	1	1
7.000% due 04/25/2022 - 01/25/2048	984	1,050
7.375% due 05/25/2022	1	1
7.500% due 07/25/2022 - 07/25/2041	157	168
7.500% due 06/19/2041 ~	8	9
7.800% due 06/25/2026 ~	1	1
8.000% due 07/25/2022 - 03/01/2030	7	7
8.000% due 08/18/2027 (a)	1	0
8.500% due 02/17/2027	32	35
8.789% due 10/25/2043 ~	20,316	23,092
9.000% due 11/01/2025	21	21
9.612% due 11/25/2040 •	2	1
11.269% due 03/25/2039 ~	1	1

Fannie Mae, TBA
3.000% due 06/01/2040	4,532,882	4,418,375

Federal Housing Administration
7.430% due 10/01/2023 - 02/01/2024	49	49

Freddie Mac
0.456% due 08/15/2040 - 10/15/2040 •	24,916	24,888
0.546% due 11/15/2042 •	6,225	6,261
0.647% due 07/15/2034 •	24	24
0.697% due 02/15/2037 •	3	3
0.717% due 08/25/2031 •	107	105

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	41

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.737% due 02/15/2037 •	$11	$11
0.747% due 12/15/2029 •	15	15
0.797% due 06/15/2031 - 05/15/2041 •	1,032	1,035
0.847% due 11/15/2030 - 12/15/2031 •	7	7
0.897% due 06/15/2030 - 12/15/2032 •	31	32
0.947% due 01/15/2042 •	60	61
0.977% due 05/15/2032 - 07/15/2037 •	1,634	1,648
1.067% due 08/15/2037 •	2,026	2,057
1.107% due 10/15/2037 •	778	792
1.117% due 05/15/2037 •	555	564
1.127% due 05/15/2040 ~	9	9
1.147% due 08/15/2036 •	13	13
1.194% due 08/25/2022 ~(a)	132,858	331
1.247% due 11/15/2039 •	11	11
1.304% due 02/25/2045 •	5,748	5,815
1.457% due 05/25/2043 •	3,121	3,213
1.480% due 05/01/2037 •	44	46
1.506% due 12/01/2026 •	7	7
1.540% due 10/25/2023 •	7	7
1.541% due 07/25/2044 •	918	943
1.573% due 10/01/2023 •	6	6
1.578% due 06/15/2039 ~(a)	4,051	144
1.595% due 09/01/2035 •	10	10
1.620% due 10/15/2041 ~(a)	2,371	94
1.625% due 05/01/2023 •	3	3
1.716% due 09/01/2035 •	4	4
1.722% due 03/01/2035 •	154	154
1.782% due 05/15/2038 ~(a)	794	28
1.805% due 11/15/2038 ~(a)	12,556	602
1.820% due 02/01/2037 •	1	1
1.835% due 10/01/2022 •	1	1
1.845% due 08/01/2035 •	86	86
1.875% due 10/01/2035 - 02/01/2036 •	80	82
1.895% due 04/01/2036 •	135	140
1.960% due 10/25/2023 •	33	33
1.975% due 10/01/2035 •	2,195	2,264
1.979% due 06/01/2035 •	2,962	3,099
1.981% due 08/01/2035 •	1	1
1.983% due 01/01/2037 •	13	13
1.985% due 09/01/2035 •	612	627
1.986% due 06/01/2037 •	3	3
1.993% due 05/01/2037 •	7	7
1.995% due 10/01/2035 •	1,100	1,145
2.000% due 04/01/2023 - 08/01/2035 •	17	17
2.019% due 07/01/2023 •	2	2
2.021% due 09/01/2035 •	23	24
2.024% due 05/01/2035 •	1,566	1,627
2.034% due 09/01/2037 •	1	1
2.035% due 07/01/2036 •	1	1
2.050% due 07/01/2035 •	447	451

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.060% due 11/01/2035 •	$49	$49
2.061% due 03/01/2036 •	5	5
2.065% due 03/01/2036 •	6	6
2.120% due 10/01/2035 - 05/01/2036 •	1,709	1,765
2.121% due 03/01/2035 •	5	5
2.124% due 07/01/2035 •	790	819
2.125% due 02/01/2037 •	2	2
2.126% due 12/01/2035 •	54	55
2.143% due 07/01/2032 •	2	2
2.145% due 11/01/2034 •	53	54
2.146% due 04/01/2036 •	4	4
2.158% due 06/01/2033 •	40	42
2.244% due 07/01/2025 •	3	3
2.245% due 05/01/2037 •	2	2
2.250% due 08/01/2023 - 06/01/2024 •	22	22
2.258% due 06/01/2022 •	3	4
2.263% due 10/01/2026 - 08/01/2035 •	2,190	2,315
2.277% due 02/01/2025 - 05/01/2027 •	1	0
2.284% due 08/01/2023 •	11	11
2.289% due 04/01/2024 •	7	7
2.335% due 11/01/2035 •	617	649
2.344% due 11/01/2028 •	77	77
2.345% due 05/01/2023 •	1	1
2.350% due 01/01/2034 •	334	350
2.356% due 02/01/2026 •	66	66
2.364% due 06/01/2024 •	4	4
2.365% due 10/01/2023 - 11/01/2023 •	16	16
2.375% due 07/01/2024 •	1	1
2.376% due 10/01/2023 •	9	9
2.377% due 08/01/2035 •	4	4
2.379% due 08/01/2023 •	3	3
2.388% due 04/01/2029 •	5	5
2.395% due 07/01/2027 •	1	1
2.415% due 10/01/2024 •	3	3
2.423% due 01/01/2028 •	4	4
2.442% due 09/01/2023 •	11	11
2.455% due 07/01/2030 •	94	94
2.466% due 08/01/2023 - 07/15/2035 •	6,458	6,458
2.497% due 01/01/2024 •	1	1
2.500% due 05/01/2023 - 12/01/2023 •	2	2
2.515% due 04/01/2029 •	1	1
2.628% due 10/01/2023 •	5	5
2.670% due 06/01/2030 •	96	96
2.676% due 10/01/2024 •	1	1
2.700% due 08/01/2023	98,465	98,376
2.730% due 09/01/2023 •	2	2
2.875% due 04/25/2026	13,600	13,632
2.939% due 04/25/2029	2,600	2,625

42	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 03/01/2027	$5	$5
3.000% due 08/15/2027 (a)	3,221	177
3.294% due 01/25/2036 ~	1,672	1,794
3.500% due 07/01/2029 - 10/01/2047	52,687	53,487
3.742% due 08/15/2032 ~	76	76
4.000% due 10/01/2033 - 05/01/2048	46,903	48,595
4.500% due 02/01/2023 - 02/01/2046	7,389	7,672
5.000% due 02/15/2024 - 07/01/2040	2,927	3,102
5.500% due 03/01/2023 - 03/01/2038	2,098	2,268
5.603% due 06/15/2042 - 08/15/2042 •(a)	19,981	3,360
5.853% due 02/15/2038 •(a)	228	30
5.903% due 05/15/2039 •(a)	191	28
5.950% due 06/15/2028	4,328	4,567
6.000% due 07/01/2022 - 10/15/2036	8,590	9,349
6.053% due 03/15/2037 •(a)	144	21
6.103% due 08/15/2036 •(a)	89	14
6.113% due 12/15/2041 •(a)	7,745	1,354
6.183% due 09/15/2036 •(a)	123	18
6.250% due 12/15/2028	68	73
6.253% due 11/15/2036 ~(a)	4,717	717
6.500% due 11/01/2022 - 10/25/2043	21,496	23,344
7.000% due 07/15/2022 - 10/25/2043	6,062	6,674
7.500% due 01/15/2023 - 10/01/2036	1,180	1,285
7.645% due 05/01/2025	2,310	2,442
8.000% due 04/25/2024 - 06/01/2025	99	104
8.500% due 03/01/2023 - 06/01/2030	13	14
8.729% due 11/15/2033 •	94	95
8.885% due 09/15/2043 - 12/15/2043 •	9,935	11,526
12.010% due 02/15/2041 •	9	10
19.358% due 05/15/2033 •	102	121
36.261% due 08/15/2037 •	353	552

Ginnie Mae
0.137% due 11/16/2043 ~(a)	11,628	20
0.536% due 05/20/2065 •	5,251	5,234
0.561% due 06/20/2065 •	22,604	22,539
0.566% due 02/20/2067 •	8,793	8,766
0.571% due 09/20/2065 •	17,080	17,030
0.576% due 06/20/2067 •	2,484	2,476
0.581% due 05/20/2047 •	847	851
0.606% due 01/20/2061 - 07/20/2063 •	4,638	4,629
0.656% due 05/20/2065 •	4,514	4,508

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.676% due 04/20/2062 •	$743	$742
0.676% due 06/20/2065 ~	9,538	9,530
0.686% due 06/20/2065 •	3,763	3,762
0.706% due 03/20/2062 - 08/20/2065 •	13,393	13,391
0.726% due 08/20/2065 •	36,360	36,381
0.766% due 12/20/2065 •	15,858	15,884
0.856% due 12/20/2065 - 08/20/2066 •	23,388	23,487
0.911% due 02/20/2060 •	825	826
0.956% due 04/20/2066 - 11/20/2066 •	22,914	23,073
1.026% due 07/20/2065 •	1,729	1,742
1.029% due 04/20/2067 •	8,226	8,194
1.031% due 06/20/2067 •	12,823	12,888
1.106% due 01/20/2066 - 03/20/2066 •	33,514	33,848
1.117% due 11/20/2067 ~	2,949	2,940
1.140% due 04/20/2063 - 05/20/2063 •	5,451	5,415
1.149% due 04/20/2070 •	26,118	26,252
1.156% due 02/20/2066 •	23,853	24,114
1.230% due 02/20/2060 •	16,789	16,953
1.256% due 03/20/2066 ~	8,184	8,300
1.500% due 06/20/2041 •	2	2
1.625% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	882	888
1.625% due 08/20/2024 - 07/20/2034 •	964	977
1.750% (H15T1Y + 1.500%) due 11/20/2022 - 10/20/2026 ~	770	774
1.750% due 11/20/2024 - 10/20/2038 •	1,058	1,076
1.875% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2026 ~	743	750
1.875% due 05/20/2024 - 04/20/2041 •	1,953	2,009
2.000% (H15T1Y + 1.500%) due 07/20/2022 - 07/20/2026 ~	1,286	1,297
2.000% due 10/20/2026 - 02/20/2034 •	2,612	2,653
2.500% (H15T1Y + 1.500%) due 07/20/2024 - 09/20/2026 ~	19	19
2.500% (H15T1Y + 2.000%) due 01/20/2025 ~	1	1
2.500% due 03/15/2043 - 07/15/2043	151	146
3.000% (H15T1Y + 1.500%) due 03/20/2025 - 06/20/2025 ~	2	2
3.000% due 11/15/2049 - 02/15/2050	4,723	4,670
3.500% due 10/15/2041 - 10/15/2047	20,419	20,769
4.000% due 05/20/2041 - 04/15/2050	89,650	92,539

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	43

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 02/20/2044 (a)	$14,885	$1,735
4.500% due 08/15/2033 - 11/20/2049	90,203	93,923
4.750% due 07/20/2035	571	595
5.000% due 07/15/2033 - 06/20/2050	4,375	4,745
5.500% due 03/16/2034	594	627
6.000% due 04/15/2028 - 12/20/2041	992	1,078
6.500% due 11/15/2023 - 09/20/2038	188	197
7.000% due 12/15/2022 - 10/15/2034	167	176
7.500% due 11/15/2022 - 02/15/2035	98	103
7.750% due 08/20/2025 - 12/15/2040	1,305	1,311
8.000% due 04/20/2022 - 10/20/2031	140	149
8.500% due 05/15/2023 - 04/15/2031	103	107
9.000% due 07/20/2022 - 12/15/2030	29	30
9.500% due 07/15/2025 - 12/15/2026	2	1

Ginnie Mae, TBA
2.000% due 04/01/2052 - 05/01/2052	60,700	57,681
2.500% due 04/01/2052	314,700	305,247
4.000% due 04/01/2052	11,600	11,936

Small Business Administration
1.000% (PRIME - 2.250%) due 03/25/2025 - 05/25/2025 ~	6	5

U.S. Small Business Administration
4.340% due 03/01/2024	4	4
4.350% due 07/01/2023	10	10
4.625% due 02/01/2025	48	48
4.770% due 04/01/2024	27	27
4.840% due 02/01/2023	5	5
4.870% due 12/01/2024	47	47
4.890% due 12/01/2023	24	24
4.930% due 01/01/2024	39	39
4.950% due 03/01/2025	61	61
5.110% due 08/01/2025	16	16
5.130% due 09/01/2023	81	82
5.190% due 07/01/2024	6	6
5.240% due 08/01/2023	9	9
5.310% due 05/01/2027	18	19
5.320% due 04/01/2027	25	25
5.510% due 11/01/2027	44	45
5.520% due 06/01/2024	152	155
5.600% due 09/01/2028	115	119
5.780% due 08/01/2027	3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.820% due 07/01/2027	$197	$204
5.870% due 07/01/2028	48	50
6.020% due 08/01/2028	44	46
6.070% due 07/01/2026	42	43

Uniform Mortgage-Backed Security
2.000% due 06/01/2023 - 03/01/2052	24,615	22,897
2.500% due 02/01/2040 - 03/01/2040	6,790	6,564
3.000% due 12/01/2025 - 04/01/2052	754,034	742,335
3.500% due 06/01/2022 - 09/01/2050	272,297	278,294
4.000% due 02/01/2024 - 03/01/2050	309,681	321,235
4.500% due 02/01/2023 - 11/01/2044	10,265	10,603
5.000% due 02/01/2025 - 02/01/2045	6,209	6,611
5.500% due 04/01/2022 - 04/01/2050	100,188	106,816
6.000% due 06/01/2022 - 09/01/2049	91,198	99,478
6.500% due 05/01/2027 - 06/01/2039	1,291	1,410
7.500% due 12/01/2022 - 09/01/2030	12	11
8.000% due 04/01/2022 - 08/01/2032	1,542	1,679
8.500% due 10/01/2023 - 07/01/2037	360	378
9.000% due 08/01/2025 - 11/01/2025	1	2
9.500% due 03/01/2026	4	4

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2052	293,350	271,855
2.500% due 04/01/2052	60,160	57,401
3.000% due 04/01/2037 - 05/01/2052	6,214,432	6,067,159
3.500% due 04/01/2052 - 06/01/2052	2,173,900	2,169,240
4.000% due 04/01/2052 - 05/01/2052	111,110	113,032
4.500% due 04/01/2037	6,950	7,118

Vendee Mortgage Trust
0.000% due 06/15/2023 ~(a)	646	0
5.929% due 01/15/2030 ~	395	425
6.500% due 09/15/2024	760	794

Total U.S. Government Agencies (Cost $16,435,907)		16,365,831

44	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 14.3%

U.S. Treasury Bonds
1.250% due 05/15/2050	$250,000	$186,777
1.375% due 11/15/2040 (s)	1,609,080	1,316,680
1.375% due 08/15/2050	1,164,880	897,868
1.625% due 11/15/2050	246,610	202,394
1.750% due 08/15/2041	331,100	287,178
1.875% due 02/15/2041	614,600	547,726
2.000% due 02/15/2050	498,040	449,228
2.250% due 05/15/2041	196,500	185,662
2.375% due 05/15/2051	260,000	255,089
2.750% due 11/15/2042	764,500	777,177
2.875% due 05/15/2043	412,260	427,196
2.875% due 08/15/2045	321,230	335,171
2.875% due 05/15/2049	325,100	349,959
3.000% due 05/15/2042 (q)	41,700	44,207
3.000% due 11/15/2044 (q)	56,000	59,410
3.000% due 05/15/2045	1,092,750	1,162,050
3.000% due 11/15/2045 (q)	80,700	86,152
3.125% due 02/15/2043 (q)	79,700	85,860
3.125% due 08/15/2044	194,200	210,168
3.375% due 05/15/2044	163,600	183,887
3.625% due 08/15/2043	123,200	143,066
3.625% due 02/15/2044	257,460	299,705

U.S. Treasury Notes
1.125% due 02/15/2031 (q)	141,950	128,210
1.250% due 09/30/2028	272,100	252,553
1.750% due 06/30/2024 (q)	402,300	396,564

Total U.S. Treasury Obligations (Cost $10,530,407)		9,269,937

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.9%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	22,000	22,099

225 Liberty Street Trust
3.597% due 02/10/2036	31,607	31,415

Adjustable Rate Mortgage Trust
0.697% due 08/25/2036 •	12,125	5,344
0.997% due 11/25/2035 ~	10	9
1.607% due 03/25/2035 •	3,047	2,785
2.583% due 09/25/2035 ^~	70	66
2.597% due 01/25/2036 ^~	1,076	1,020
2.617% due 11/25/2035 ^~	631	603

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.660% due 10/25/2035 ^~		$1,211	$1,186
2.666% due 11/25/2035 ^~		183	157
2.693% due 01/25/2036 ~		1,191	1,052
2.741% due 07/25/2035 ~		400	396
2.773% due 08/25/2035 ~		240	237
2.872% due 09/25/2035 ~		1,041	925
3.021% due 07/25/2035 ~		705	720
3.480% due 03/25/2036 ^~		130	88

American Home Mortgage Assets Trust
2.405% due 11/25/2035 ^~		2,723	2,413

American Home Mortgage Investment Trust
2.329% due 09/25/2045 •		102	102
2.579% due 12/25/2035 •		1,233	634
2.579% due 11/25/2045 ^•		3,478	1,976
2.829% due 02/25/2045 •		2	2
2.831% due 02/25/2044 •		3	3

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053		7,800	7,445

AREIT Trust
1.300% due 11/17/2024 •		15,800	15,643
1.477% due 07/17/2026 •		28,200	28,149
2.784% due 04/15/2037 •		6,799	6,797

Ashford Hospitality Trust
1.297% due 04/15/2035 •		11,596	11,391
1.397% due 06/15/2035 •		63,900	63,399

Atrium Hotel Portfolio Trust
1.347% due 06/15/2035 •		1,300	1,283

Avon Finance PLC
1.197% due 09/20/2048 •	GBP	3,681	4,833

BAMLL Commercial Mortgage Securities Trust
1.447% due 04/15/2036 •		$4,735	4,713

Banc of America Alternative Loan Trust
6.000% due 11/25/2035 ^		334	318
6.000% due 07/25/2046 ^		840	783

Banc of America Commercial Mortgage Trust
3.705% due 09/15/2048		30,450	30,728

Banc of America Funding Trust
0.557% due 04/25/2037 ^•		150	143
0.829% due 10/20/2036 •		6,724	5,576
0.829% due 12/20/2046 ^•		963	951
0.857% due 05/25/2037 ^•		2,456	2,312
0.877% due 04/25/2037 ^~		1,276	1,228
1.029% due 05/20/2035 ^•		310	288
2.245% due 11/20/2035 ^~		994	915
2.395% due 10/20/2046 ^~		1,071	948
2.472% due 03/20/2036 ~		136	132
2.496% due 09/20/2034 ~		40	40
2.540% due 11/20/2034 ~		1,355	1,367
2.640% due 03/20/2036 ~		91	83
2.710% due 02/20/2036 ^~		1,426	1,382
2.717% due 05/20/2036 ^~		369	361
2.731% due 05/25/2035 ~		17	17
2.880% due 09/20/2047 ^~		1,791	1,568
2.904% due 04/20/2036 ^~		1,224	1,197

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	45

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.910% due 09/20/2046 ^~	$971	$912
3.255% due 10/20/2046 ^~	1,052	926
3.482% due 01/20/2047 ^~	35	34
5.500% due 09/25/2034	1,124	1,076
5.750% due 10/25/2035	1,035	976
5.750% due 09/25/2036	559	551
5.753% due 10/25/2036 ^þ	301	288
6.000% due 09/25/2036 •	100	94
6.000% due 09/25/2036	1,990	2,041
6.000% due 09/25/2036 ^	84	79
6.000% due 03/25/2037 ^	3,851	3,561
6.000% due 08/25/2037 ^	3,433	3,190
6.337% due 01/25/2037 ^þ	272	261
6.388% due 04/25/2037 ^þ	889	876

Banc of America Mortgage Trust
2.366% due 09/25/2033 ~	231	232
2.409% due 11/25/2035 ^~	185	177
2.437% due 02/25/2035 ~	191	189
2.452% due 07/25/2034 ~	42	42
2.480% due 07/25/2035 ~	819	730
2.556% due 02/25/2035 ~	399	410
2.568% due 05/25/2034 ~	106	108
2.654% due 01/25/2036 ~	879	799
2.697% due 07/25/2035 ^~	217	215
2.969% due 08/25/2035 ^~	1,579	1,577
3.466% due 07/25/2035 ~	51	50
3.675% due 05/25/2033 ~	75	78
5.500% due 05/25/2037 ^	234	205
5.750% due 07/20/2032 ~	13	13
6.000% due 07/25/2046 ^•	401	377

BANK
2.403% due 03/15/2063	54,030	50,502
2.649% due 01/15/2063	76,897	73,202
3.071% due 08/15/2061	3,200	3,185
3.507% due 03/15/2064 ~	38,300	38,643

Barclays Commercial Mortgage Securities Trust
1.397% due 07/15/2037 •	6,400	6,336
2.595% due 02/15/2053	3,010	2,940
2.639% due 02/15/2053	8,250	7,858
4.314% due 12/15/2051	7,000	7,413

Bayview Commercial Asset Trust
1.102% due 08/25/2034 •	105	104

Bayview MSR Opportunity Master Fund Trust
3.000% due 11/25/2051 ~	45,314	43,226

Bayview Opportunity Master Fund Trust
0.948% due 10/25/2051 •	486	477

BCAP LLC Trust
0.347% due 11/26/2036 •	5,876	5,848
0.844% due 01/26/2047 •	4,229	4,030
0.877% due 05/25/2047 •	42	41
0.897% due 05/25/2047 ^•	4,295	4,336
2.735% due 05/26/2036 ~	2,786	2,084
3.094% due 07/26/2036 ~	440	411
3.170% due 03/26/2037 ~	1,266	1,085
3.182% due 08/26/2036 ~	7,512	5,547

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.792% due 03/26/2037 þ	$7,203	$7,281
5.250% due 06/26/2036	30,997	16,232
5.250% due 04/26/2037	11,486	7,806
5.250% due 04/26/2037 ~	3,287	3,165
5.250% due 06/26/2037	1,206	1,182
5.500% due 11/25/2034 ^	1,739	1,609
6.000% due 10/26/2037 ~	1,614	1,468

BDS Ltd.
1.464% due 09/15/2035 •	16,289	16,103

Bear Stearns Adjustable Rate Mortgage Trust
0.000% due 10/25/2034 ~	14	10
2.090% due 01/25/2034 ~	622	613
2.139% due 06/25/2035 ^~	128	127
2.321% due 01/25/2034 ~	15	15
2.380% due 10/25/2035 ~	3,281	3,329
2.400% due 02/25/2036 •	844	856
2.480% due 08/25/2033 ~	5	5
2.482% due 01/25/2034 ~	479	488
2.512% due 04/25/2033 ~	11	12
2.625% due 04/25/2033 ~	310	319
2.682% due 10/25/2035 ~	7,520	7,616
2.710% due 07/25/2034 ~	46	47
2.711% due 01/25/2035 ~	34	34
2.717% due 02/25/2047 ~	1,463	1,429
2.744% due 02/25/2034 ~	240	240
2.779% due 11/25/2030 ~	670	661
2.790% due 04/25/2034 ~	507	505
2.828% due 08/25/2035 ^~	2,529	2,480
2.838% due 02/25/2033 ~	14	13
2.875% due 04/25/2033 ~	117	121
2.923% due 03/25/2035 ~	1,119	1,105
2.945% due 05/25/2033 ~	211	209
3.001% due 05/25/2034 ~	5	5
3.018% due 11/25/2034 ~	1,128	1,129
3.039% due 07/25/2034 ~	64	61
3.133% due 05/25/2047 ^~	7,237	7,094
3.181% due 03/25/2035 ~	105	105
3.271% due 06/25/2047 ^~	10,076	9,909
3.318% due 02/25/2036 ^~	2,554	2,509
3.359% due 02/25/2036 ^~	189	177
3.423% due 08/25/2035 ~	103	97
3.430% due 09/25/2034 ~	483	475
4.564% due 01/25/2035 ~	154	156

Bear Stearns ALT-A Trust
0.777% due 02/25/2034 ~	1,050	1,015
0.777% due 08/25/2036 ^•	5,967	5,665
0.777% due 01/25/2047 ^•	2,131	2,005
0.797% due 08/25/2036 ^•	11,011	10,147
0.857% due 02/25/2034 •	15	14
0.937% due 02/25/2036 •	940	947
2.169% due 10/25/2033 ~	11	11
2.344% due 05/25/2035 ~	63	63
2.381% due 02/25/2034 ~	27	27
2.483% due 04/25/2035 ~	2	2
2.495% due 08/25/2034 ~	23	23
2.591% due 01/25/2036 ^~	4,457	4,434

46	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.593% due 12/25/2033 ~	$435	$446
2.619% due 01/25/2035 ~	1,692	1,484
2.627% due 05/25/2035 ~	23,198	23,081
2.772% due 02/25/2034 ~	775	773
2.822% due 03/25/2036 ~	7,936	5,231
2.865% due 09/25/2034 ~	212	214
2.874% due 09/25/2035 ^~	11,833	8,740
2.880% due 11/25/2036 ^~	1,676	1,059
2.931% due 02/25/2036 ^~	690	568
2.953% due 11/25/2035 ^~	2,880	2,106
3.051% due 11/25/2036 ~	630	452
3.083% due 08/25/2036 ^~	3,938	3,251
3.133% due 12/25/2046 ^~	319	253
3.141% due 05/25/2036 ^~	4,852	3,230
3.146% due 03/25/2036 ^~	2,199	1,927
3.222% due 11/25/2036 ^~	3,283	2,093
3.260% due 05/25/2036 ^~	4,738	2,999
3.292% due 08/25/2036 ^~	40	24
3.322% due 03/25/2036 ^~	5,012	4,488
4.327% due 07/25/2035 ^~	5,839	4,798

Bear Stearns Mortgage Funding Trust
0.617% due 12/25/2046 •	13,699	13,312

Bear Stearns Mortgage Securities, Inc.
1.982% due 06/25/2030 ~	2	2

Bear Stearns Structured Products, Inc. Trust
2.340% due 12/26/2046 ^~	1,296	1,113
2.728% due 01/26/2036 ^~	1,223	1,054

Beast Mortgage Trust
1.447% due 03/15/2036 •	700	690

BellaVista Mortgage Trust
0.949% due 05/20/2045 •	9	6

Benchmark Mortgage Trust
2.700% due 02/15/2053	9,800	9,635
3.458% due 03/15/2055	34,330	34,726
4.016% due 03/15/2052	32,609	33,804
4.232% due 01/15/2052	36,036	37,795

Beneria Cowen & Pritzer Collateral Funding Corp.
1.196% due 06/15/2038 •	17,400	17,053

BFLD Trust
1.547% due 10/15/2035 •	14,300	14,157

BIG Commercial Mortgage Trust
1.643% due 02/15/2039 •	4,100	4,076

BSST Mortgage Trust
1.605% due 02/15/2037 ~	19,000	18,942

BWAY Mortgage Trust
1.647% due 09/15/2036 •	3,940	3,900

BX Commercial Mortgage Trust
1.127% due 10/15/2036 •	37,200	36,338
1.484% due 10/15/2036 •	6,650	6,582

CD Mortgage Trust
3.431% due 08/15/2050	5,207	5,204

Chase Mortgage Finance Trust
2.326% due 02/25/2037 ~	12	13
2.462% due 02/25/2037 ~	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.550% due 02/25/2037 ~	$95	$96
2.635% due 02/25/2037 ~	1,064	1,076
2.686% due 02/25/2037 ~	143	146
2.834% due 01/25/2036 ^~	4,109	3,755
2.878% due 12/25/2035 ^~	972	924
2.879% due 09/25/2036 ^~	29	27
2.948% due 12/25/2035 ^~	2,723	2,694
2.948% due 12/25/2035 ~	4,664	4,615
3.014% due 03/25/2037 ^~	1,910	1,909
3.136% due 03/25/2037 ^~	78	77
3.198% due 09/25/2036 ^~	248	223
5.500% due 12/25/2022 ^	3,938	2,123
5.500% due 03/25/2037	21	13
6.000% due 11/25/2036 ^	1,111	664
6.000% due 02/25/2037 ^	557	299
6.000% due 03/25/2037 ^	546	357

ChaseFlex Trust
0.957% due 06/25/2035 •	1,527	522
5.000% due 07/25/2037 ^	1,110	779
6.000% due 02/25/2037 ^	1,306	689

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
0.757% due 08/25/2037 •	3,995	3,655
1.137% due 08/25/2037 •	4,085	3,808
4.161% due 08/25/2037 ^þ	667	624

Chevy Chase Funding LLC Mortgage- Backed Certificates
0.607% due 01/25/2036 •	389	363
0.637% due 05/25/2036 •	536	502
0.637% due 07/25/2036 •	285	274
0.707% due 08/25/2035 •	180	177

Citicorp Mortgage Securities Trust
5.500% due 02/25/2026	17	17
5.500% due 04/25/2037	49	50
6.000% due 08/25/2036	326	324
6.000% due 04/25/2037	5,640	5,523

Citigroup Commercial Mortgage Trust
1.227% due 12/15/2036 •	600	592
1.497% due 07/15/2030 •	1,167	1,165
1.577% due 10/15/2036 •	3,100	3,062
3.024% due 09/10/2045	6,958	6,958
3.209% due 05/10/2049	17,500	17,389
3.778% due 09/10/2058	21,895	22,186

Citigroup Global Markets Mortgage Securities, Inc.
0.957% due 05/25/2032 •	31	30

Citigroup Mortgage Loan Trust
0.000% due 02/25/2058 ~(a)	44,659	220
0.000% due 02/25/2058 ~	37	28
0.000% due 09/25/2064 ~	17	17
0.110% due 02/25/2058 ~(a)	20,799	118
0.527% due 01/25/2037 •	239	228
1.257% due 08/25/2035 ^•	907	867
1.500% due 02/25/2058 ~(a)	8,822	170
2.394% due 02/25/2058 ~	14,221	11,706
2.431% due 08/25/2035 ~	2,301	2,033

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	47

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.470% due 10/25/2035 •	$3,249	$3,249
2.552% due 04/25/2037 ^~	1,090	964
2.562% due 07/25/2046 ^~	2,167	2,118
2.576% due 10/25/2046 ^~	1,355	1,323
2.821% due 08/25/2035 ~	3,789	3,886
3.146% due 03/25/2037 ^~	866	786
4.276% due 09/25/2064 ~	36,494	31,790
6.250% due 11/25/2037 ~	2,453	1,434

Citigroup Mortgage Loan Trust, Inc.
1.860% due 09/25/2035 •	394	395
2.179% due 02/25/2034 ~	322	329
2.657% due 05/25/2035 ~	324	325
3.015% due 12/25/2035 ^~	1,131	761
5.500% due 11/25/2035 ^	831	828

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.827% due 09/25/2035 ~	7,435	6,876

CitiMortgage Alternative Loan Trust
6.000% due 09/25/2036	235	223
6.000% due 06/25/2037 ^	532	520

Colony Mortgage Capital Ltd.
1.526% due 11/15/2038 •	1,800	1,776

Commercial Mortgage Trust
2.950% due 08/15/2057	7,700	7,474
3.091% due 10/10/2049	10,964	10,848
3.142% due 02/10/2048	1,964	1,977
3.147% due 08/15/2045	3,671	3,666
3.510% due 09/10/2050	19,203	19,282
3.545% due 02/10/2036	40,182	39,506
3.590% due 11/10/2047	20,803	20,897
3.611% due 08/10/2049 ~	15,299	15,321
4.228% due 05/10/2051	45,152	47,113
4.254% due 07/10/2045 ~	13,246	13,416

Community Program Loan Trust
4.500% due 04/01/2029	852	844

Countrywide Alternative Loan Resecuritization Trust
4.112% due 08/25/2037 ^~	1,067	661
6.000% due 05/25/2036 ^	894	656
6.000% due 08/25/2037 ^~	1,036	695

Countrywide Alternative Loan Trust
0.639% due 09/20/2046 ~	1,112	1,081
0.657% due 04/25/2047 •	8,135	7,737
0.797% due 11/25/2036 «•	1	0
0.797% due 06/25/2046 «•	1	0
0.807% due 05/25/2036 ^•	2,230	1,050
0.807% due 08/25/2036 ^•	1,092	584
0.807% due 05/25/2037 ^•	120	36
0.817% due 11/25/2036 •	6,974	7,948
0.837% due 07/25/2046 ^•	921	889
0.837% due 09/25/2046 ^•	5,290	5,191
0.877% due 05/25/2035 •	79	76
0.877% due 07/25/2046 ^~	130	121
0.907% due 07/20/2035 •	21	21
0.957% due 04/25/2036 •	5,847	1,862

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.957% due 09/25/2046 ^•	$912	$750
0.957% due 10/25/2046 ^•	96	78
0.977% due 12/25/2035 •	420	406
0.977% due 07/25/2036 •	14,188	13,498
0.977% due 07/25/2046 ^•	455	315
0.997% due 01/25/2036 •	316	311
1.007% due 08/25/2034 •	9	8
1.007% due 10/25/2036 ^•	1,850	905
1.017% due 12/25/2035 •	19	19
1.037% due 06/25/2034 •	1,124	1,135
1.037% due 11/25/2035 •	98	113
1.037% due 02/25/2036 ^•	1,081	1,045
1.047% due 11/20/2035 •	10	10
1.117% due 09/25/2035 •	365	282
1.137% due 10/25/2035 •	1,263	848
1.141% due 12/25/2035 •	193	175
1.141% due 02/25/2036 ~	268	253
1.157% due 10/25/2035 ^•	732	529
1.241% due 08/25/2035 ^•	11	13
1.257% due 12/25/2035 ^•	983	860
1.521% due 11/25/2047 ^•	2,577	2,348
1.557% due 02/25/2036 ^~	2,339	1,976
1.621% due 01/25/2036 •	24	24
1.757% due 10/25/2035 ^•	9,466	7,150
1.997% due 11/25/2035 •	179	161
2.032% due 06/25/2034 •	8,402	8,460
2.581% due 10/25/2035 ^~	68	61
2.798% due 11/25/2035 ^~	526	502
3.118% due 02/25/2037 ^~	8,024	7,968
5.250% due 06/25/2035 ^	298	269
5.500% due 07/25/2035 ^	1,121	767
5.500% due 11/25/2035 ^	2,837	2,064
5.500% due 11/25/2035	1,557	1,176
5.500% due 12/25/2035 ^	953	754
5.500% due 02/25/2036 ^	923	695
5.750% due 03/25/2037 ^•	559	394
5.750% due 07/25/2037 ^	111	85
6.000% due 10/25/2033	217	215
6.000% due 03/25/2035 ^	136	83
6.000% due 04/25/2036 ^	887	539
6.000% due 05/25/2036 ^	949	611
6.000% due 06/25/2036	7,235	5,147
6.000% due 06/25/2036 ^	593	422
6.000% due 08/25/2036 ^	1,803	1,346
6.000% due 08/25/2036 ^•	881	658
6.000% due 11/25/2036 ^	49	36
6.000% due 02/25/2037 ^	5,009	2,996
6.000% due 02/25/2037	271	197
6.000% due 03/25/2037 ^	1,220	648
6.000% due 04/25/2037 ^	2,876	1,836
6.000% due 05/25/2037 ^	269	168
6.000% due 08/25/2037 ^	5,116	3,711
6.250% due 12/25/2033	14	14
6.250% due 11/25/2036 ^	376	332
6.250% due 08/25/2037 ^	1,963	1,376
6.500% due 05/25/2036 ^	1,807	1,175

48	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 09/25/2036	$727	$541
6.500% due 08/25/2037 ^	6,731	3,831
6.500% due 09/25/2037 ^	1,478	791
18.544% due 07/25/2035 •	568	570

Countrywide Home Loan Mortgage Pass- Through Trust
0.997% due 03/25/2035 •	250	240
1.037% due 04/25/2035 •	75	71
1.097% due 03/25/2035 •	95	89
1.101% due 04/25/2046 ^•	5,425	2,066
1.117% due 02/25/2035 ~	106	96
1.117% due 02/25/2035 •	356	352
1.137% due 02/25/2035 •	91	85
1.137% due 03/25/2036 •	160	97
1.157% due 02/25/2036 ^•	25	13
1.217% due 09/25/2034 •	32	32
1.983% due 06/20/2034 ~	166	167
1.985% due 02/20/2036 ^•	3,076	2,682
1.987% due 02/20/2036 ^•	50	47
1.991% due 02/20/2036 ^~	11	11
2.012% due 06/19/2031 ~	28	28
2.125% due 07/19/2031 ~	14	14
2.169% due 02/25/2034 ~	11	11
2.178% due 10/20/2035 ~	19	18
2.207% due 08/25/2034 ^~	480	452
2.231% due 07/25/2034 ~	446	445
2.241% due 07/20/2034 ~	78	78
2.292% due 10/25/2033 •	703	668
2.334% due 10/25/2035 ^~	1,382	1,212
2.529% due 11/20/2034 ~	84	86
2.531% due 04/25/2035 ^~	54	44
2.553% due 12/19/2033 ~	10	10
2.627% due 04/20/2035 ~	151	159
2.674% due 02/25/2047 ^~	353	341
2.696% due 11/25/2034 ~	1,600	1,595
2.773% due 04/20/2036 ^~	190	169
2.776% due 11/20/2034 ~	1,037	1,039
2.803% due 03/25/2037 ^~	325	302
2.887% due 09/25/2047 ^~	782	743
2.933% due 05/20/2036 ^~	774	785
3.051% due 05/20/2036 ^~	6,585	6,287
3.095% due 08/25/2034 ~	6	6
3.117% due 02/20/2036 ^~	54	45
3.119% due 04/25/2035 ^~	204	190
3.254% due 11/25/2037 ~	1,772	1,678
4.500% due 09/25/2035	511	485
5.000% due 09/25/2035 ^	18	14
5.500% due 01/25/2035	239	235
5.500% due 09/25/2035 ^	457	445
5.500% due 10/25/2035 ^	1,474	1,117
5.500% due 11/25/2035 ^	559	385
5.750% due 12/25/2035 ^	1,142	775
5.750% due 02/25/2037 ^	940	610
5.750% due 07/25/2037 ^	394	263
6.000% due 05/25/2036 ^	1,289	842
6.000% due 07/25/2036	2,947	2,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 12/25/2036 ^	$90	$51
6.000% due 02/25/2037 ^	2,978	2,799
6.000% due 02/25/2037	484	323
6.000% due 07/25/2037 ^	599	387
6.000% due 09/25/2037 ^	281	192
6.250% due 09/25/2036 ^	791	477
6.250% due 02/25/2038 ^	915	591

Countrywide Home Loan Reperforming REMIC Trust
0.797% due 06/25/2035 •	1,029	1,006
4.429% due 01/25/2034 ^~	239	223
6.500% due 11/25/2034 ^	270	263
7.500% due 11/25/2034	130	134
7.500% due 06/25/2035 ^	442	455

Credit Suisse Commercial Mortgage Trust
1.363% due 06/15/2034 •	12,527	12,309

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1
0.420% due 03/25/2032 ~	168	160
1.607% due 09/25/2034 ^•	686	772
4.974% due 06/25/2032 ~	14	14
5.500% due 09/25/2035	2,350	1,980
7.500% due 05/25/2032	39	40
7.500% due 12/25/2032	1	1

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
1.197% due 06/25/2034 •	56	56
1.741% due 10/25/2033 ~	35	35
2.103% due 07/25/2033 ~	404	414
2.978% due 05/25/2034 ~	501	518
5.500% due 10/25/2035	564	384
6.000% due 11/25/2035 ^	13	12

Credit Suisse Mortgage Capital Certificates
2.508% due 04/26/2038 ~	253	254
2.999% due 07/27/2037 ~	7,828	8,177
3.298% due 04/28/2037 ~	3,923	3,922

Credit Suisse Mortgage Capital Mortgage- Backed Trust
5.579% due 04/25/2037 ^~	983	378
5.837% due 04/25/2037 ~	17,049	5,819
5.863% due 02/25/2037 ^~	2,773	832
6.000% due 07/25/2036	894	610
6.000% due 04/25/2037 ^	911	489
7.000% due 08/25/2037 ^~	4,836	3,323

Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2057 (h)	131	131
0.000% due 01/25/2058 (h)	142	142
0.010% due 04/25/2058 (a)	7	7
1.349% due 06/25/2048 ~	439,681	414,525
1.747% due 10/15/2037 •	6,600	6,588
1.797% due 07/15/2038 •	600	587
2.257% due 08/15/2037	13,312	12,674
2.500% due 07/25/2057 ~	222,044	212,730
2.830% due 06/01/2050 ~	514,514	524,794
3.000% due 11/25/2056 ~	35,460	33,826
3.040% due 07/25/2057 ~	168,046	128,861

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	49

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.241% due 07/25/2057 ~		$11,292	$9,977
3.597% due 01/25/2058 ~		121,005	108,374
3.718% due 04/25/2058 ~		231,954	240,374

CRSNT Commercial Mortgage Trust
1.220% due 04/15/2036 •		39,401	38,854

CSAIL Commercial Mortgage Trust
3.329% due 06/15/2052		5,955	5,875
3.903% due 03/15/2052		2,200	2,245

DBGS Mortgage Trust
1.192% due 06/15/2033 •		3,355	3,322

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.557% due 08/25/2037 ^•		1,892	1,581
0.697% due 08/25/2036 ^•		2,108	2,065
0.937% due 01/25/2047 •		3,893	3,763
1.117% due 02/25/2036 •		7,539	7,689
2.444% due 10/25/2035 ~		356	353
5.500% due 12/25/2035 ^		649	626

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.557% due 10/25/2036 ^~		7	6
6.005% due 10/25/2036 ^~		397	380
6.369% due 10/25/2036 ^þ		520	497
6.386% due 10/25/2036 ^þ		520	497
6.800% due 07/25/2036 ^þ		544	514

Deutsche Mortgage & Asset Receiving Corp.
0.667% due 11/27/2036 •		2,009	1,995

DOLP Trust
2.956% due 05/10/2041		56,700	53,518

Downey Savings & Loan Association Mortgage Loan Trust
0.629% due 04/19/2047 ^•		580	698
1.269% due 09/19/2044 •		42	41
2.495% due 07/19/2044 ~		12	11

DROP Mortgage Trust
1.550% due 04/15/2026 •		13,700	13,573

EMF-NL Prime BV
0.232% due 04/17/2041 ~	EUR	3,383	3,742

Eurosail PLC
0.932% due 10/17/2040 •		923	1,021

Extended Stay America Trust
1.477% due 07/15/2038 •		$132,584	131,181

Fingal Securities RMBS DAC
0.446% due 07/28/2055 •	EUR	332	368

Finsbury Square PLC
1.577% due 06/16/2070 •	GBP	36,113	47,665

First Horizon Alternative Mortgage Securities Trust
0.827% due 02/25/2037 •		$17	6
2.371% due 08/25/2034 ~		115	119
2.771% due 03/25/2035 ~		23	17
2.892% due 08/25/2035 ^~		972	906
5.500% due 05/25/2035 ~		1,294	1,037
6.250% due 08/25/2037 ^		446	262

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Mortgage Pass-Through Trust
0.727% due 02/25/2035 •		$5	$5
2.500% due 10/25/2035 ~		199	209
2.612% due 09/25/2035 ~		848	857
2.625% due 11/25/2034 ~		193	199
2.628% due 11/25/2037 ^~		1,369	873
2.770% due 11/25/2035 ^~		534	493
2.774% due 08/25/2035 ~		541	403
2.920% due 01/25/2037 ^~		19	14
2.937% due 10/25/2035 ^~		1,851	1,842
3.514% due 10/25/2036 ~		350	299

First Nationwide Mortgage-Backed Pass- Through Trust
6.750% due 08/21/2031		51	51

GMAC Mortgage Corp. Loan Trust
2.942% due 04/19/2036 ^~		1,504	1,440
3.190% due 05/25/2035 ~		744	724
4.433% due 06/19/2035 ~		68	68

GPMT Ltd.
1.718% due 07/16/2035 •		25,198	25,129

Great Hall Mortgages PLC
0.000% due 03/18/2039 •	EUR	634	695
1.078% due 06/18/2039 •		$8,781	8,643
1.100% due 03/18/2039 •	GBP	18,477	23,961
1.110% due 06/18/2039 •		5,700	7,393

GreenPoint Mortgage Funding Trust
0.857% due 10/25/2046 ^•		$336	332
0.897% due 06/25/2045 •		277	265
0.997% due 04/25/2036 ^•		114	112
0.997% due 11/25/2045 •		227	207
1.137% due 10/25/2046 ^•		677	588

GS Mortgage Securities Corp. Trust
1.397% due 11/15/2032 •		2,850	2,832
1.597% due 06/15/2038 •		7,822	7,833
2.856% due 05/10/2034		18,300	18,249

GS Mortgage Securities Trust
1.915% due 11/10/2045 ~(a)		35,089	106
2.773% due 11/10/2045		25,612	25,662
3.621% due 10/10/2035		13,200	13,075

GS Mortgage-Backed Securities Corp. Trust
2.500% due 06/25/2052 ~		57,826	53,544

GS Mortgage-Backed Securities Trust
0.899% due 01/25/2052 •		9,358	9,180
2.500% due 01/25/2052 ~		64,756	60,281
2.500% due 04/25/2052 ~		45,890	42,492
2.500% due 08/26/2052 ~		17,100	15,802
2.500% due 07/25/2059 ~		123,379	120,575
3.000% due 08/26/2052 «~		195,900	186,465

GSC Capital Corp. Mortgage Trust
0.817% due 05/25/2036 ^•		109	106

GSMPS Mortgage Loan Trust
0.807% due 09/25/2035 •		3,638	3,183
7.500% due 06/25/2043		1,940	2,098

50	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
0.757% due 07/25/2035 ~		$58	$52
0.807% due 01/25/2034 •		16	16
1.790% due 04/25/2032 ~		40	36
2.228% due 05/25/2035 ~		378	382
2.304% due 04/25/2035 ~		266	277
2.336% due 06/25/2034 ~		133	137
2.424% due 03/25/2037 ^~		2,702	2,011
2.645% due 09/25/2035 ~		13	13
2.654% due 11/25/2035 ~		6,115	6,068
2.663% due 04/25/2036 ~		35	28
2.798% due 11/25/2035 ~		5	5
2.871% due 01/25/2036 ^~		54	55
2.880% due 03/25/2033 •		4	4
2.905% due 11/25/2035 ^~		1,585	1,073
2.946% due 05/25/2035 ~		11	10
3.024% due 07/25/2035 ~		9	9
3.145% due 04/25/2035 ~		99	97
5.000% due 05/25/2037 ^		2	3
5.500% due 06/25/2035		1,065	1,097
5.500% due 06/25/2036 ^		298	484
6.000% due 03/25/2032		4	4
6.000% due 11/25/2035 ^		7,909	4,415
6.000% due 11/25/2035		606	356
6.000% due 02/25/2036 ^		2,827	1,813
6.000% due 01/25/2037 ^		560	459
6.000% due 03/25/2037 ^		15	10
6.000% due 07/25/2037 ^		146	121
6.250% due 09/25/2036 ^		294	287
6.500% due 09/25/2036 ^		2,148	1,279

HarborView Mortgage Loan Trust
0.849% due 09/19/2046 ^•		1,928	1,746
0.889% due 05/19/2035 •		5,651	5,403
0.929% due 06/19/2035 •		750	747
1.009% due 06/19/2034 •		311	300
1.049% due 04/19/2034 •		162	155
1.089% due 01/19/2035 •		846	763
1.149% due 01/19/2035 •		1,126	1,031
1.169% due 01/19/2035 •		70	68
1.249% due 11/19/2034 •		146	140
1.457% due 10/25/2037 •		784	820
2.073% due 06/19/2045 ^•		9,353	5,167
2.169% due 04/19/2034 ~		9	8
2.481% due 12/19/2035 ^~		571	550
2.561% due 08/19/2036 ^~		154	150
2.625% due 06/19/2036 ^~		3,728	2,312
2.665% due 07/19/2035 ^~		203	167
3.674% due 06/19/2036 ^~		2,385	1,475

Hawaii Hotel Trust
1.547% due 05/15/2038 •		1,620	1,609

Hawksmoor Mortgage Funding PLC
1.240% due 05/25/2053 •	GBP	5,553	7,307

Hilton USA Trust
2.828% due 11/05/2035		$33,800	33,458

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HomeBanc Mortgage Trust
0.977% due 01/25/2036 •	$604	$596
1.197% due 12/25/2034 •	954	941
1.317% due 08/25/2029 •	592	584

HSI Asset Securitization Corp. Trust
0.897% due 11/25/2035 •	9,894	9,411

Hundred Acre Wood Trust
0.949% due 10/25/2051 •	6,134	5,990

Impac CMB Trust
1.197% due 11/25/2034 •	409	412
1.217% due 10/25/2033 •	4	4
1.237% due 10/25/2034 •	152	151
5.258% due 09/25/2034 þ	123	128

Impac Secured Assets Trust
2.767% due 07/25/2035 ~	379	355

IndyMac Adjustable Rate Mortgage Trust
1.544% due 01/25/2032 ~	88	88
1.686% due 01/25/2032 ~	34	33

IndyMac IMJA Mortgage Loan Trust
6.250% due 11/25/2037 ^	933	541

IndyMac INDA Mortgage Loan Trust
2.813% due 01/25/2036 ~	2,186	2,133
2.892% due 08/25/2036 ~	853	780

IndyMac INDB Mortgage Loan Trust
1.057% due 11/25/2035 ^•	338	228

IndyMac INDX Mortgage Loan Trust
0.637% due 02/25/2037 •	9,385	9,591
0.637% due 02/25/2037 ^•	1,578	1,551
0.757% due 06/25/2037 ^•	761	345
0.857% due 11/25/2046 •	335	333
0.877% due 05/25/2046 ~	62	59
0.917% due 04/25/2035 •	59	55
0.937% due 07/25/2035 •	942	914
1.097% due 07/25/2045 •	32	28
1.237% due 05/25/2034 •	2	1
1.257% due 11/25/2034 ~	24	23
1.277% due 11/25/2034 ^•	629	578
2.406% due 08/25/2035 ~	20	19
2.483% due 01/25/2036 ^~	149	146
2.632% due 06/25/2037 ^~	1,331	1,232
2.681% due 01/25/2035 ~	34	33
2.770% due 10/25/2035 ~	283	260
2.797% due 10/25/2034 ~	1,182	1,187
2.815% due 07/25/2037 ~	1,031	780
2.818% due 05/25/2036 ~	2,011	1,923
2.841% due 02/25/2035 ~	250	244
2.897% due 06/25/2037 ~	4,741	3,006
2.918% due 03/25/2036 ^~	1,575	1,341
2.922% due 09/25/2035 ^~	6,445	5,970
2.943% due 12/25/2035 ~	1,917	1,852
2.946% due 08/25/2035 ~	317	286
2.946% due 08/25/2035 ^~	270	243
2.948% due 12/25/2034 ~	45	46
2.974% due 01/25/2036 ^~	2,428	2,341

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	51

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.076% due 04/25/2037 ~	$4,071	$3,834
3.091% due 04/25/2037 ^~	5,988	5,458

J.P. Morgan Chase Commercial Mortgage Securities Trust
1.512% due 11/15/2038 •	2,231	2,194

JP Morgan Alternative Loan Trust
0.737% due 03/25/2037 ~	956	1,019
2.694% due 12/25/2036 ~	2,648	2,687
3.250% due 05/25/2037 ^~	2,888	2,651
5.843% due 05/26/2037 ~	17,344	15,635
6.550% due 05/25/2036 þ	27	27

JP Morgan Chase Commercial Mortgage Securities Trust
3.474% due 12/15/2049 ~	4,751	4,785
3.648% due 12/15/2049 ~	8,606	8,734

JP Morgan Mortgage Trust
1.049% due 05/25/2052 •	25,920	25,672
1.600% due 02/25/2034 ~	141	134
1.844% due 11/25/2033 ~	5	5
1.880% due 06/25/2035 ~	932	932
2.084% due 02/25/2036 ^~	36	30
2.314% due 07/25/2035 ~	76	78
2.322% due 07/25/2035 ~	90	90
2.379% due 09/25/2035 ~	77	72
2.391% due 07/25/2035 ~	47	46
2.412% due 06/25/2035 ~	178	155
2.434% due 10/25/2035 ^~	332	284
2.479% due 10/25/2035 ^~	846	753
2.500% due 10/25/2051 ~	6,441	5,992
2.500% due 11/25/2051 ~	3,072	2,855
2.500% due 12/25/2051 ~	1,773	1,641
2.500% due 02/25/2052 ~	9,835	9,149
2.527% due 07/25/2035 ~	663	667
2.547% due 08/25/2035 ~	455	457
2.560% due 10/25/2036 ~	51	41
2.585% due 04/25/2035 ~	8	8
2.598% due 07/25/2035 ~	9	10
2.612% due 04/25/2036 ^~	1,540	1,395
2.614% due 07/25/2035 ~	370	375
2.685% due 11/25/2035 ^~	612	579
2.694% due 06/25/2035 ~	539	551
2.723% due 07/25/2035 ~	1,967	1,978
2.749% due 12/25/2037 ~	69	60
2.757% due 10/25/2035 ~	3,321	3,440
2.764% due 11/25/2035 ^~	1,077	966
2.811% due 04/25/2036 ~	1,383	1,380
2.811% due 04/25/2036 ^~	1,213	1,177
2.830% due 02/25/2036 ^~	6,932	5,927
2.862% due 08/25/2035 ~	843	854
2.877% due 07/27/2037 ~	4,954	4,777
2.898% due 10/25/2036 ~	9,577	8,294
2.898% due 10/25/2036 ^~	18	16
2.902% due 08/25/2036 ^~	1,192	1,066
3.000% due 01/25/2052 ~	5,691	5,427
3.023% due 10/25/2036 ^~	1,359	1,116

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.034% due 04/25/2037 ^~		$173	$160
3.067% due 05/25/2036 ~		1,352	1,220
3.108% due 08/25/2035 ^~		615	567
3.246% due 10/25/2035 ~		4,968	4,744
3.500% due 10/25/2046 ~		1,017	1,001
3.500% due 10/25/2048 ~		385	383
5.000% due 05/26/2022		39	40
5.500% due 07/25/2036 ^		478	337
5.750% due 01/25/2036 ^		16	10
6.500% due 07/25/2036 ^		2,832	1,582
6.500% due 08/25/2036 ^		380	195

JPMDB Commercial Mortgage Securities Trust
3.057% due 11/13/2052		7,900	7,717

JPMorgan Mortgage Trust
3.000% due 03/25/2052 ~		88,483	85,788

Kirkby RMBS PLC
0.000% due 02/22/2045 ~	GBP	2	7,150
1.096% due 02/22/2045 ~		83,281	107,785
2.250% due 02/22/2045		9,470	8,857
2.296% due 02/22/2045 ~		29,232	36,552

KREST Commercial Mortgage Securities Trust
2.558% due 11/05/2044		$2,400	2,192

Lavender Trust
6.250% due 10/26/2036		3,988	2,631

Lehman Mortgage Trust
0.777% due 08/25/2036 ^~		3,821	2,727
1.107% due 06/25/2037 ^•		280	257
4.937% due 12/25/2035 ~		3,373	982
5.135% due 01/25/2036 ^~		1,136	1,155
5.500% due 01/25/2036		638	454
5.927% due 04/25/2036 ^~		612	493
6.000% due 07/25/2036 ^		4,032	2,680

Lehman XS Trust
0.837% due 11/25/2046 ~		168	159
0.857% due 08/25/2046 ^•		639	648
0.857% due 08/25/2046 •		5,672	5,528

Luminent Mortgage Trust
0.777% due 11/25/2036 ^•		145	140
0.817% due 12/25/2036 ^•		1,775	1,685
0.857% due 02/25/2046 •		44	36
1.177% due 04/25/2036 •		6,647	5,979

LUXE Commercial Mortgage Trust
1.377% due 11/15/2038 •		17,700	17,368
1.447% due 10/15/2038 •		34,765	34,227

Manhattan West Mortgage Trust
2.130% due 09/10/2039		47,900	44,340

MASTR Adjustable Rate Mortgages Trust
0.667% due 04/25/2046 •		2,511	2,351
0.787% due 05/25/2047 ^•		8	8
0.937% due 05/25/2037 •		692	351
1.640% due 12/25/2033 ~		7	6
2.189% due 12/25/2033 ~		23	24
2.274% due 05/25/2034 ~		64	64
2.306% due 12/25/2034 ~		917	912

52	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.454% due 07/25/2035 ^~	$308	$291
2.492% due 10/25/2032 ~	90	91
2.691% due 03/25/2035 ~	229	225
3.112% due 10/25/2034 ~	635	631

MASTR Alternative Loan Trust
0.857% due 03/25/2036 ^•	6,830	658

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^	201	162

MASTR Reperforming Loan Trust
0.817% due 07/25/2035 ^•	2,286	1,223
7.000% due 08/25/2034	1,533	1,387
7.000% due 05/25/2035	437	381

MASTR Seasoned Securitization Trust
6.500% due 08/25/2032 ~	1,405	1,396

MBRT
1.497% due 11/15/2036 ~	2,400	2,379

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.097% due 11/15/2031 •	832	839
1.137% due 09/15/2030 •	331	333
1.277% due 11/15/2031 •	17	15

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.257% due 08/15/2032 •	37	36
2.610% due 10/20/2029 •	659	662

Merrill Lynch Alternative Note Asset Trust
0.677% due 03/25/2037 •	774	261
1.057% due 03/25/2037 •	2,048	701
2.772% due 06/25/2037 ^~	873	590
6.000% due 03/25/2037	1,039	155

Merrill Lynch Mortgage Investors Trust
0.957% due 11/25/2035 •	10	10
1.077% due 10/25/2028 •	19	19
1.117% due 06/25/2028 •	329	315
1.117% due 09/25/2029 •	20	20
1.117% due 11/25/2029 •	107	101
1.197% due 03/25/2028 •	12	12
1.237% due 03/25/2028 •	4	4
1.486% due 10/25/2028 •	20	19
1.811% due 02/25/2033 ~	9	8
1.890% due 04/25/2029 •	223	217
1.971% due 12/25/2035 ~	60	57
2.033% due 05/25/2033 ~	1,235	1,254
2.110% due 11/25/2029 •	65	63
2.150% due 05/25/2036 ~	141	135
2.167% due 09/25/2035 ~	1,051	1,047
2.294% due 02/25/2034 ~	3	3
2.329% due 12/25/2032 •	113	109
2.331% due 05/25/2033 ~	4	4
2.397% due 07/25/2035 ^~	165	157
2.423% due 06/25/2037 ~	335	336
2.460% due 12/25/2034 ~	11	11
2.531% due 12/25/2035 ~	393	382
2.591% due 11/25/2035 •	1,269	1,271

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.656% due 08/25/2034 ~		$296	$295
2.813% due 02/25/2035 ~		2,045	2,047
2.898% due 09/25/2035 ^~		4,002	3,548
3.037% due 06/25/2035 ~		2,456	2,477

MF1 Multifamily Housing Mortgage Loan Trust
1.293% due 07/15/2036 •		41,599	40,959

Morgan Stanley Bank of America Merrill Lynch Trust
3.732% due 05/15/2048		9,229	9,305

Morgan Stanley Capital Trust
1.566% due 12/15/2023 ~		39,210	38,945
2.428% due 04/05/2042 ~		17,000	15,755
4.071% due 03/15/2052		3,635	3,749

Morgan Stanley Capital, Inc.
3.795% due 03/15/2032 ~(c)		45,800	47,720

Morgan Stanley Mortgage Loan Trust
0.717% due 03/25/2036 ~		668	483
0.737% due 01/25/2036 •		7,136	4,530
0.747% due 12/25/2035 ~		19	16
0.767% due 01/25/2035 ~		3	3
0.777% due 01/25/2035 •		1,425	1,410
1.992% due 06/25/2036 ~		93	95
2.353% due 07/25/2035 ^~		4,204	3,847
2.500% due 07/25/2035 ~		177	168
2.624% due 06/25/2037 ~		2,753	1,994
2.773% due 11/25/2037 ~		7,408	6,148
3.220% due 09/25/2035 ^~		1,419	607
3.552% due 06/25/2036 ~		8,731	7,340
5.701% due 02/25/2047 þ		1,345	678
6.000% due 02/25/2036 ^		130	128
6.000% due 10/25/2037 ^		1,357	1,005

MortgageIT Mortgage Loan Trust
0.917% due 04/25/2036 ~		3,506	3,385

MortgageIT Securities Corp. Mortgage Loan Trust
0.957% due 09/25/2037 •		5,755	5,348

MortgageIT Trust
1.237% due 02/25/2035 •		186	186

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^		469	456

New Residential Mortgage Loan Trust
3.000% due 03/25/2052 ~		43,300	41,269

New York Mortgage Trust
2.834% due 05/25/2036 ^~		3,091	2,848

Newgate Funding PLC
0.098% due 12/15/2050 •	EUR	50,275	54,334
1.026% due 12/01/2050 •	GBP	507	639

Nomura Asset Acceptance Corp. Alternative Loan Trust
1.457% due 05/25/2035 •		$2,095	1,815
2.115% due 02/25/2036 ^~		170	149
2.422% due 10/25/2035 ~		48	41
5.820% due 03/25/2047 þ		609	608
7.000% due 02/19/2030 ~		514	509

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	53

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NYO Commercial Mortgage Trust
1.492% due 11/15/2038 •		$109,300	$107,512

OBX Trust
3.000% due 01/25/2052 ~		124,852	119,537
3.000% due 02/25/2052 ~		19,600	18,743

Onslow Bay Mortgage Loan Trust
2.500% due 10/25/2051 ~		71,602	65,943

PFP Ltd.
1.247% due 04/14/2038 •		2,673	2,640
1.431% due 08/09/2037 •		59,150	58,449
1.481% due 04/14/2037 •		1,888	1,874

Prime Mortgage Trust
0.857% due 02/25/2034 •		524	516

Proteus RMBS DAC
0.000% due 10/29/2054 •	EUR	168,444	186,032
0.000% due 10/29/2054 ~		481	2,532
0.000% due 10/29/2054 (b)(h)		33,620	31,658
0.353% due 10/29/2054 ~		20,861	23,035
0.553% due 10/29/2054 •		15,172	16,738
1.203% due 10/29/2054 •		11,379	12,537
2.453% due 10/29/2054 •		9,482	10,421

RBSGC Mortgage Loan Trust
0.837% due 12/25/2034 •		$17,189	15,530
5.750% due 04/25/2035		7,265	6,917

RBSSP Resecuritization Trust
0.457% due 09/27/2037 •		9,301	8,375
0.517% due 02/27/2037 •		1,966	1,850
0.667% due 08/27/2037 •		1,205	1,190
0.677% due 10/27/2036 •		1,542	1,447
4.000% due 10/26/2037		7,108	6,434

Ready Capital Mortgage Financing LLC
1.756% due 01/25/2037 •		41,400	41,458
2.607% due 02/25/2035 •		3,077	3,079

Regal Trust
1.718% due 09/29/2031 •		10	10

Residential Accredit Loans, Inc. Trust
0.597% due 01/25/2037 ~		1,737	1,752
0.717% due 02/25/2037 •		1,402	1,697
0.757% due 08/25/2035 •		235	194
0.757% due 02/25/2037 •		1,607	1,638
0.787% due 03/25/2037 •		1,014	157
0.817% due 05/25/2036 •		7,274	6,880
0.817% due 09/25/2036 •		1,558	1,561
0.827% due 12/25/2036 •		19	19
0.837% due 07/25/2036 •		1,963	1,990
0.837% due 08/25/2036 ^•		2,902	2,891
0.837% due 09/25/2036 ^•		33	34
0.857% due 11/25/2036 ^•		822	620
0.877% due 06/25/2037 •		1,008	994
0.997% due 02/25/2046 ^•		1,096	744
1.501% due 09/25/2045 •		208	200
3.190% due 08/25/2035 ^~		1,310	597
3.288% due 04/25/2035 ~		173	173

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.397% due 09/25/2035 ^~		$39	$32
5.101% due 02/25/2036 ^~		731	634
5.250% due 06/27/2022		23	24
6.000% due 08/25/2036 ^		1,058	995
6.000% due 09/25/2036 ^		1,064	966
6.000% due 09/25/2036		931	845
6.000% due 11/25/2036 ^		1,095	1,028
6.000% due 01/25/2037 ^		6	6
6.250% due 03/25/2037 ^		914	821
6.500% due 07/25/2037 ^		332	315
6.500% due 09/25/2037 ^		1,180	1,114

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		112	119

Residential Asset Securitization Trust
5.000% due 05/25/2022 «		14	14
5.500% due 08/25/2034		54	53
5.750% due 02/25/2036 ^		526	283
6.000% due 04/25/2037 ^		203	153
6.000% due 05/25/2037 ^		119	88
6.000% due 07/25/2037 ^		1,096	571
6.250% due 08/25/2036		69	57
6.250% due 11/25/2036 ^		1,769	915
6.250% due 09/25/2037 ^		1,949	1,049
6.500% due 08/25/2036		1,332	546
6.500% due 09/25/2036 ^		1,116	569

Residential Funding Mortgage Securities, Inc. Trust
3.868% due 02/25/2037 ~		1,817	1,398
3.994% due 02/25/2036 ^~		1,076	1,002
4.317% due 07/27/2037 ^~		4,169	3,679
5.500% due 12/25/2034		160	153
6.000% due 06/25/2036 ^		633	599
6.000% due 07/25/2036 ^		607	577
6.000% due 10/25/2036 ^		5,452	5,193
6.000% due 06/25/2037 ^		266	259
6.500% due 03/25/2032		63	64

Residential Mortgage Securities PLC
1.547% due 06/20/2070 •	GBP	13,243	17,523

RESIMAC Bastille Trust
0.885% due 02/03/2053 •		$6,392	6,360
1.139% due 12/05/2059 •		47	47

Resloc UK PLC
1.257% due 12/15/2043 •	GBP	2,059	2,574

Ripon Mortgages PLC
0.000% due 08/28/2056 (h)		5,378	3,118
0.000% due 08/28/2056 ~		714	2
0.010% due 08/20/2056 «		8,063	9,858
1.191% due 08/28/2056 •		272,200	356,306
1.391% due 08/28/2056 •		25,858	33,592
2.791% due 08/28/2056 •		3,754	4,862
3.491% due 08/28/2056 •		11,742	15,358
3.741% due 08/28/2056 •		5,255	6,821
4.791% due 08/28/2056 •		3,003	3,906

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	1,548	1,666
1.172% due 06/12/2044 •	GBP	22,117	28,174

54	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	79,607	$58,374
0.117% due 09/28/2055 •		603,015	664,429
0.267% due 09/28/2055 •		62,548	68,350
0.517% due 09/28/2055 •		42,646	46,417
1.000% due 09/28/2055 ~		15,864	3,880
1.017% due 09/28/2055 •		25,587	27,830
1.767% due 09/28/2055 •		42,646	45,813

Sequoia Mortgage Trust
0.666% due 05/20/2034 •		$422	423
0.686% due 05/20/2034 •		199	195
0.849% due 07/20/2036 •		23	21
0.869% due 06/20/2036 •		639	587
1.109% due 06/20/2033 •		4	4
1.149% due 07/20/2033 •		101	100
1.209% due 10/20/2027 •		19	19
1.249% due 10/20/2027 •		247	248
1.434% due 09/20/2033 •		141	140
1.897% due 01/20/2047 ^~		913	672
2.837% due 09/20/2046 ^~		1,775	1,348
2.990% due 01/20/2047 ^~		1,249	1,052

SFO Commercial Mortgage Trust
1.547% due 05/15/2038 •		32,140	31,593

SREIT Trust
1.097% due 10/15/2038 •		200	195

STARM Mortgage Loan Trust
2.279% due 04/25/2037 ^~		227	148
2.295% due 02/25/2037 ^~		224	205

Starwood Mortgage Trust
1.255% due 11/15/2036 •		17,500	17,178

Stratton Mortgage Funding PLC
0.992% due 07/20/2060 •	GBP	219,995	289,066
1.166% due 03/12/2052 •		2,934	3,856

Structured Adjustable Rate Mortgage Loan Trust
0.757% due 09/25/2034 •		$1,050	993
0.757% due 10/25/2035 •		145	146
0.757% due 08/25/2036 ^•		2,704	2,035
1.541% due 01/25/2035 ^•		114	105
2.329% due 10/25/2037 ^•		461	463
2.362% due 12/25/2034 ~		23	23
2.459% due 02/25/2034 ~		371	370
2.543% due 09/25/2034 ~		4	4
2.706% due 12/25/2035 ~		1,423	1,269
2.805% due 05/25/2036 ^~		1,731	1,640
2.820% due 11/25/2036 ^~		2,117	1,977
2.836% due 05/25/2036 ^~		19	16
2.841% due 09/25/2035 ~		411	394
2.866% due 12/25/2035 ~		641	419
2.868% due 08/25/2035 ~		26	25
2.889% due 02/25/2036 ^~		1,146	1,028
2.916% due 11/25/2035 ^~		128	120
2.945% due 01/25/2035 ~		133	134
2.997% due 02/25/2036 ^~		1,671	1,220
3.020% due 04/25/2036 ^~		2,108	1,498

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.031% due 03/25/2036 ^~	$342	$305
3.103% due 02/25/2036 ^~	361	328

Structured Asset Mortgage Investments Trust
0.717% due 03/25/2037 •	1,156	446
0.797% due 03/25/2037 ^•	190	60
0.837% due 06/25/2036 •	487	482
0.837% due 07/25/2046 ^•	568	458
0.877% due 04/25/2036 •	290	272
0.877% due 05/25/2036 •	53	51
0.897% due 05/25/2046 •	7,665	2,677
0.917% due 02/25/2036 ^•	137	122
0.949% due 07/19/2035 •	1,707	1,647
1.077% due 12/25/2035 ^~	1,393	1,184
1.109% due 09/19/2032 •	808	800
1.149% due 01/19/2034 •	130	129
1.289% due 10/19/2033 •	255	247
1.307% due 05/25/2047 •	7,529	6,665
1.541% due 12/25/2035 ^•	1,061	933
1.567% due 02/25/2036 ^•	7,277	7,156
3.967% due 06/25/2029 ~	6	7

Structured Asset Securities Corp.
4.206% due 04/15/2027 ~	7	7

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	2,500	1,724

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.200% due 03/25/2033 ~	338	355
2.203% due 07/25/2033 ~	12	12
2.408% due 11/25/2033 ~	37	36
2.694% due 01/25/2034 ~	656	654
4.975% due 06/25/2034 þ	71	71

Structured Asset Securities Corp. Trust
5.750% due 04/25/2035	1,466	1,099

SunTrust Adjustable Rate Mortgage Loan Trust
2.400% due 01/25/2037 ^~	1,797	1,520
2.584% due 10/25/2037 ~	459	405

SunTrust Alternative Loan Trust
1.107% due 12/25/2035 ^~	1,997	1,721
5.750% due 12/25/2035 ^	1,312	1,235
6.000% due 04/25/2036 ^	375	257

TBW Mortgage-Backed Trust
6.130% due 01/25/2037 ^þ	525	227
6.470% due 09/25/2036 ^þ	5,583	282
6.500% due 07/25/2036	4,576	1,484
6.515% due 07/25/2037 þ	869	452

Thornburg Mortgage Securities Trust
1.157% due 12/25/2033 •	218	221
1.799% due 10/25/2043 ~	184	183
2.022% due 09/25/2037 ~	1,639	1,636
2.646% due 09/25/2047 ~	25,717	22,066
2.886% due 10/25/2046 •	32,767	32,962
3.261% due 06/25/2047 ^•	17,055	15,616
3.261% due 06/25/2047 •	1	1

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	55

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.311% due 03/25/2037 ^•		$8,011	$7,381
3.336% due 07/25/2036 ~		27,414	24,452

Towd Point HE Trust
0.918% due 02/25/2063 ~		2,546	2,505

Towd Point Mortgage Funding
0.992% due 07/20/2045 •	GBP	7,477	9,832

Towd Point Mortgage Funding PLC
0.174% due 05/20/2045 •		14,999	19,713
0.992% due 07/20/2045 •		2,804	3,687

Trinity Square PLC
0.936% due 07/15/2059 •		156,085	204,929

UBS Commercial Mortgage Trust
4.241% due 06/15/2051 ~		$7,000	7,308
4.296% due 08/15/2051		5,975	6,243
4.313% due 05/15/2051		10,000	10,466
4.334% due 10/15/2051		17,486	18,299

UWM Mortgage Trust
1.049% due 11/25/2051 •		2,340	2,295
2.500% due 11/25/2051 ~		220,031	204,023
2.500% due 12/25/2051 ~		96,529	89,626
3.000% due 01/25/2052 ~		69,306	66,112

VASA Trust
1.297% due 07/15/2039 •		2,900	2,842

VMC Finance LLC
1.541% due 09/15/2036 ~		1,023	1,019
1.568% due 06/16/2036 ~		28,197	27,958

Wachovia Mortgage Loan Trust LLC
2.145% due 10/20/2035 ~		3	3
2.206% due 10/20/2035 ~		165	161
2.587% due 03/20/2037 ^~		269	249
2.862% due 08/20/2035 ^~		922	911

WaMu Mortgage Pass-Through Certificates Trust
0.901% due 04/25/2047 •		6,375	6,065
0.911% due 05/25/2047 •		8,030	7,690
0.997% due 12/25/2045 ~		252	253
1.037% due 07/25/2045 •		145	141
1.141% due 08/25/2046 ~		68	68
1.197% due 11/25/2034 •		408	392
1.277% due 11/25/2045 •		165	158
1.277% due 12/25/2045 ~		145	140
1.437% due 11/25/2034 •		198	190
1.473% due 07/25/2047 ^•		2,171	2,032
1.541% due 06/25/2042 •		167	163
1.723% due 05/25/2046 •		211	204
1.723% due 10/25/2046 •		5,248	5,086
1.723% due 12/25/2046 ~		4,724	4,741
2.019% due 08/25/2035 ~		130	126
2.382% due 09/25/2033 ~		21	21
2.519% due 09/25/2033 ~		307	303
2.567% due 11/25/2036 ^~		14	13
2.575% due 01/25/2033 ~		64	65
2.671% due 12/25/2035 ~		5,443	5,492
2.713% due 04/25/2037 ^~		1,521	1,494
2.716% due 12/25/2036 ^~		39	38

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.732% due 08/25/2034 ~		$117	$120
2.737% due 05/25/2037 ^~		59	55
2.772% due 08/25/2036 ~		5,875	5,456
2.777% due 03/25/2035 ~		631	648
2.795% due 02/25/2037 ^~		2,931	2,755
2.823% due 08/25/2036 ^~		90	86
2.849% due 10/25/2035 ~		318	318
2.852% due 03/25/2037 ~		9,754	9,535
2.859% due 12/25/2035 ~		1,030	1,036
2.867% due 04/25/2035 ~		1,901	1,893
2.869% due 05/25/2035 ~		9,383	9,576
2.883% due 05/25/2037 ^~		861	846
2.890% due 09/25/2036 ^~		2,987	2,898
2.918% due 08/25/2046 ^~		4,564	4,443
2.943% due 09/25/2035 ~		6,269	6,220
3.021% due 02/25/2037 ^~		4,034	3,997
3.023% due 04/25/2037 ^~		516	506
3.030% due 12/25/2036 ^~		4,604	4,545
3.041% due 12/25/2036 ^~		5,830	5,670
3.059% due 08/25/2036 ^~		712	706
3.086% due 02/25/2037 ^~		7,858	7,703
3.110% due 02/25/2037 ^~		315	310
3.178% due 07/25/2037 ^~		173	173
3.218% due 03/25/2036 ^~		9,290	9,287
3.437% due 01/25/2036 ^~		2,888	2,949

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (h)	GBP	4	5,832
1.250% due 12/21/2049 ~		146,742	192,960
1.950% due 12/21/2049 •		23,296	30,650
2.450% due 12/21/2049 •		11,648	15,332
2.950% due 12/21/2049 •		6,656	8,756
3.450% due 12/21/2049 •		6,656	8,739

Washington Mutual Mortgage Pass-Through Certificates Trust
0.777% due 02/25/2037 ^•		$8,347	7,556
0.907% due 04/25/2035 •		4,493	3,716
1.111% due 05/25/2046 ^•		2,611	2,247
1.770% due 02/25/2031 ~		1	1
2.638% due 05/25/2033 ~		93	96
3.231% due 06/25/2033 ~		774	810
4.118% due 09/25/2036 ^þ		3,010	1,136
5.500% due 11/25/2035 ^		379	375
5.500% due 06/25/2037 ^		584	569
6.000% due 04/25/2036 ^		1,266	1,236
6.768% due 07/25/2036 þ		1,206	393
6.949% due 07/25/2036 ^þ		2,060	671

Wells Fargo Alternative Loan Trust
2.553% due 07/25/2037 ^~		686	635

Wells Fargo Commercial Mortgage Trust
2.725% due 02/15/2053		9,400	8,972
3.311% due 06/15/2052		8,800	8,757
3.472% due 11/15/2050		10,070	10,093
3.615% due 12/15/2049		10,928	10,994
3.862% due 12/15/2039		41,000	41,092
4.023% due 03/15/2052		33,712	34,945
4.442% due 09/15/2061		4,000	4,237

56	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
2.602% due 07/25/2034 ~		$4	$4
2.711% due 03/25/2036 ~		34	33
2.885% due 04/25/2036 ~		807	786

Worldwide Plaza Trust
3.526% due 11/10/2036		6,280	6,172

Total Non-Agency Mortgage-Backed Securities (Cost $9,356,634)			9,045,943

ASSET-BACKED SECURITIES 14.1%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		9,814	9,803

Aames Mortgage Investment Trust
1.237% due 10/25/2035 •		2,394	2,376

Accredited Mortgage Loan Trust
1.327% due 01/25/2035 •		488	465

ACE Securities Corp. Home Equity Loan Trust
0.567% due 12/25/2036 •		5,464	1,753
0.577% due 10/25/2036 •		10	5
0.617% due 08/25/2036 ^•		4,773	1,311
0.657% due 12/25/2036 •		21,068	6,847
0.677% due 08/25/2036 ^•		6,134	1,707
1.117% due 11/25/2035 ~		3,765	3,802
1.282% due 12/25/2045 ^•		3,615	3,110
1.387% due 02/25/2036 ^•		1,597	1,561
1.432% due 11/25/2033 ~		1,341	1,325
1.432% due 12/25/2034 •		228	219
1.432% due 07/25/2035 •		1,033	1,031
1.507% due 08/25/2045 •		1,412	1,402
2.257% due 10/25/2032 •		298	311

ACREC Ltd.
1.618% due 10/16/2036 •		24,000	23,637

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	4,800	5,270

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aegis Asset-Backed Securities Trust
1.102% due 12/25/2035 •	EUR	3,300	$3,210
1.177% due 06/25/2035 •		3,745	3,640

AIMCO Realty Investors LP
1.261% (US0003M + 1.020%) due 04/17/2031 ~		2,500	2,483

American Money Management Corp. CLO Ltd.
1.111% due 04/17/2029 •		29,932	29,916
1.218% due 04/14/2029 •		1,512	1,509
1.316% due 11/10/2030 •		25,800	25,470

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.237% due 05/25/2034 •		835	833
1.327% due 07/25/2034 •		150	150
3.832% due 11/25/2032 ^•		2,627	2,668
3.999% due 05/25/2034 ^þ		686	652

Amortizing Residential Collateral Trust
1.492% due 07/25/2032 •		28	28

Anchorage Capital CLO Ltd.
1.291% due 07/15/2030 •		81,515	81,505
1.381% due 07/15/2032 •		7,900	7,771
1.399% due 07/22/2032 •		18,800	18,694

Apex Credit CLO Ltd.
1.918% due 09/20/2029 ~		18,936	18,832

Apidos CLO
1.141% due 07/18/2029 •		31,000	30,732
1.171% due 07/17/2030 •		61,750	61,683
1.204% due 10/20/2030 •		1,700	1,689
1.264% due 04/20/2031 •		2,100	2,094

Apres Static CLO Ltd.
1.311% due 10/15/2028 •		16,459	16,405

Arbor Realty Commercial Real Estate Notes Ltd.
1.500% due 01/15/2037 •		128,400	127,774
1.747% due 11/15/2036 •		75,250	74,563

Ares CLO Ltd.
1.111% due 01/15/2029 •		37,638	37,381
1.291% due 04/18/2031 ~		2,800	2,755
1.291% due 01/15/2032 ~		27,200	26,995
1.309% due 04/22/2031 •		31,900	31,658

Ares European CLO
0.660% due 10/15/2030 •	EUR	22,278	24,451

Ares European CLO DAC
0.780% due 10/15/2031 •		28,550	31,348
0.850% due 04/20/2032 ~		17,100	18,790

Argent Securities Trust
0.567% due 09/25/2036 ~		$4,132	1,664
0.607% due 09/25/2036 •		21,332	8,620
0.757% due 06/25/2036 •		18,563	6,490
0.837% due 03/25/2036 •		5,840	3,890
0.997% due 05/25/2036 ~		23,546	7,419

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.097% due 01/25/2036 •		9,770	9,400
1.582% due 11/25/2034 •		3,522	3,518

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	57

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	29,700	$32,584

Asset-Backed Funding Certificates Trust
1.317% due 12/25/2030 •		$593	582
1.507% due 03/25/2034 ^•		1,496	1,465
1.552% due 05/25/2032 •		261	261

Asset-Backed Securities Corp. Home Equity Loan Trust
0.537% due 05/25/2037 •		168	130
1.132% due 11/25/2035 •		348	348
1.217% due 10/25/2034 •		1	1
1.747% due 04/15/2033 •		1,026	1,011
3.622% due 08/15/2032 ~		4,724	4,698

ASSURANT CLO Ltd.
1.294% due 10/20/2031 •		36,000	35,741

Atlas Senior Loan Fund Ltd.
1.299% due 11/17/2027 •		4,266	4,246
1.339% due 04/22/2031 •		3,000	2,981
1.391% due 01/16/2030 •		21,350	21,279

Atrium Corp.
1.439% due 11/21/2030 •		5,475	5,456

Bain Capital Credit CLO Ltd.
1.224% due 07/20/2030 •		12,700	12,613

Bain Capital Euro DAC
0.740% due 01/20/2032 •	EUR	20,000	21,954

Barings CLO Ltd.
1.204% due 07/20/2029 •		$1,119	1,114
1.444% due 10/20/2030 •		2,497	2,487

BDS Ltd.
1.818% due 12/16/2036 •		17,500	17,328

Bear Stearns Asset-Backed Securities Trust
0.627% due 12/25/2036 ^•		2,777	3,295
0.657% due 12/25/2036 •		729	729
0.697% due 06/25/2047 •		3,151	3,144
0.797% due 05/25/2036 ^•		336	336
0.857% due 11/25/2034 ^•		921	848
1.057% due 02/25/2036 •		4,385	4,377
1.097% due 12/25/2034 •		2	2
1.117% due 10/25/2032 •		471	467
1.257% due 10/27/2032 •		521	515
1.357% due 12/25/2042 •		24	24
1.432% due 08/25/2035 •		38	38
1.457% due 10/25/2037 •		33	33
1.457% due 11/25/2042 •		98	97
1.507% due 08/25/2037 •		4,546	4,343
1.582% due 02/25/2035 •		2,020	2,016
2.407% due 06/25/2035 •		7,306	7,216
2.670% due 07/25/2036 ~		38	38
2.747% due 10/25/2036 ~		663	425
2.798% due 06/25/2043 ~		263	261
5.500% due 01/25/2034 þ		18	18

Benefit Street Partners CLO Ltd.
1.191% due 10/15/2030 •		7,800	7,735
1.271% due 01/17/2032 •		16,850	16,719
1.591% due 01/15/2033 •		8,550	8,516

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Birch Grove CLO Ltd.
1.956% due 06/15/2031 •		$50,600	$50,394

Black Diamond CLO DAC
0.980% due 05/15/2032 •	EUR	8,400	9,268

Black Diamond CLO Ltd.
0.860% due 01/20/2032 •		1,500	1,654

Blackrock European CLO DAC
0.620% due 10/15/2031 •		20,700	22,606

BlueMountain Fuji EUR CLO DAC
0.720% due 01/15/2031 •		18,500	20,310
0.910% due 01/15/2033 •		10,150	11,045
1.050% due 01/15/2031		500	542

BNPP AM Euro CLO DAC
0.600% due 04/15/2031 •		3,100	3,400
0.820% due 07/22/2032 •		17,330	18,997

Bosphorus CLO DAC
0.820% due 12/15/2030 •		1,000	1,102

Brightspire Capital Ltd.
1.599% due 08/19/2038 •		$9,600	9,462

BSPDF Issuer Ltd.
1.597% due 10/15/2036 •		10,300	10,233

Cairn CLO DAC
0.600% due 04/30/2031 •	EUR	12,900	14,213
0.780% due 10/15/2031 •		26,200	28,654

Carbone CLO Ltd.
1.394% due 01/20/2031 •		$7,600	7,575

Carlyle Euro CLO DAC
0.630% due 08/15/2030 •	EUR	1,198	1,316
0.700% due 01/15/2031 •		32,400	35,520

Carlyle Global Market Strategies CLO Ltd.
1.211% due 04/17/2031 •		$3,788	3,744
1.339% due 04/22/2032 •		1,700	1,680
1.409% due 08/14/2030 •		92,033	92,063

Carlyle Global Market Strategies Euro CLO Ltd.
0.750% due 11/15/2031 •	EUR	25,400	27,854

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •		$33,000	32,786

CARLYLE U.S. CLO Ltd.
1.274% due 04/20/2031 •		4,155	4,127

Carrington Mortgage Loan Trust
0.617% due 10/25/2036 •		3,614	3,375
0.707% due 10/25/2036 •		4,233	3,986
0.717% due 02/25/2037 •		43,666	42,439
1.374% due 10/20/2029 •		42,715	42,730
1.504% due 07/20/2030 •		3,600	3,591

Carvana Auto Receivables Trust
1.218% due 04/12/2023		34,000	33,995
2.570% due 05/12/2025		57,250	57,136

Catamaran CLO Ltd.
1.359% due 04/22/2030 •		18,903	18,827

CDC Mortgage Capital Trust
1.252% due 07/25/2034 •		669	687

58	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cent CLO Ltd.
1.238% due 07/27/2030 •	$1,800	$1,788

Chase Funding Trust
1.017% due 02/25/2033 •	40	38
1.097% due 08/25/2032 •	444	428
1.117% due 11/25/2032 •	6	6

CIFC Funding Ltd.
1.204% due 04/20/2030 ~	600	597
1.209% due 10/24/2030 •	89,550	89,041
1.265% due 04/23/2029 •	1,207	1,206
1.309% due 04/24/2030 •	1,810	1,803
1.421% due 11/16/2030 •	1,380	1,377

CIT Group Home Equity Loan Trust
1.517% due 09/25/2030 •	834	826

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •	5,456	5,463

Citigroup Mortgage Loan Trust
0.597% due 12/25/2036 •	46	46
0.617% due 12/25/2036 •	9,056	5,930
0.627% due 07/25/2045 •	7,844	6,229
0.647% due 05/25/2037 •	9,633	7,571
0.717% due 07/25/2045 •	3,652	2,929
0.727% due 05/25/2037 •	10,562	10,477
0.847% due 01/25/2037 •	980	990
0.957% due 08/25/2036 •	14,092	13,823
1.132% due 11/25/2045 •	461	461
4.331% due 10/25/2037 þ	1,938	1,891
5.764% due 01/25/2037 ^þ	888	538
6.851% due 05/25/2036 ^þ	2,259	1,040

Citigroup Mortgage Loan Trust, Inc.
1.192% due 09/25/2035 ^•	4,987	4,973

CLNC Ltd.
1.414% due 08/20/2035 ~	40,700	40,284

Commonbond Student Loan Trust
2.550% due 05/25/2041	2,730	2,727

Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 þ	173	173

Countrywide Asset-Backed Certificates
0.597% due 07/25/2037 ^•	2,001	1,969
0.597% due 08/25/2037 ^•	11,622	10,749
0.597% due 08/25/2037 •	273	270
0.607% due 01/25/2037 •	2,023	2,006
0.637% due 11/25/2047 ^•	1,738	1,700
0.677% due 09/25/2037 ^•	1,695	1,750
0.677% due 09/25/2047 ^•	17,016	16,481
0.687% due 10/25/2047 ~	2,718	2,689
0.857% due 08/25/2034 •	415	404
0.907% due 03/25/2036 •	2,600	2,573
1.037% due 08/25/2036 •	1,180	1,178
1.042% due 06/25/2036 ~	2,600	2,529
1.117% due 04/25/2036 •	815	814
1.137% due 12/25/2036 ^•	371	309
1.192% due 02/25/2036 •	516	516
1.197% due 05/25/2032 •	10	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.422% due 10/25/2046 ^~		$1	$2
4.589% due 10/25/2032 ^~		2,410	2,355

Countrywide Asset-Backed Certificates Trust
0.597% due 02/25/2037 •		7,917	7,578
0.597% due 03/25/2037 •		3,028	2,891
0.617% due 09/25/2046 •		500	498
0.647% due 06/25/2047 •		37	37
1.147% due 05/25/2036 •		11,256	11,216
1.252% due 02/25/2036 •		848	848
1.417% due 02/25/2036 •		9,944	9,870
1.807% due 04/25/2035 •		2,028	2,021
4.318% due 12/25/2034 ~		397	397
4.740% due 10/25/2035 ~		1	1
5.583% due 08/25/2035 ~		17,821	17,156
5.859% due 10/25/2046 ^~		1,438	1,458

Countrywide Asset-Backed Certificates Trust, Inc.
0.957% due 10/25/2034 ~		1,614	1,534
1.197% due 12/25/2034 •		1,658	1,618
1.257% due 08/25/2047 •		5,467	5,440
1.357% due 11/25/2034 •		197	194

Credit Suisse First Boston Mortgage Securities Corp.
1.197% due 08/25/2032 •		1,470	1,435
2.107% due 05/25/2043 •		160	159

Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 (h)		91	91
3.100% due 02/25/2056 ~		430,257	392,023

Credit-Based Asset Servicing & Securitization LLC
0.577% due 07/25/2037 •		261	195
6.780% due 05/25/2035 þ		930	881

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.309% due 03/25/2037 ^þ		4,838	2,335

Credit-Based Asset Servicing & Securitization Trust
0.517% due 11/25/2036 •		89	50
0.607% due 11/25/2036 •		8,538	4,888
0.707% due 04/25/2037 •		760	553

Crestline Denali CLO Ltd.
1.284% due 04/20/2030 •		49,350	49,299
1.399% due 10/23/2031 •		45,390	44,800

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		1,409	414
6.220% due 09/25/2036 ^þ		1,837	817
6.672% due 06/25/2036 ^þ		1,604	562

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	5,035	5,508
0.650% due 10/15/2031 •		44,525	48,801
0.780% due 08/15/2032 •		2,700	2,968

Dell Equipment Finance Trust
1.217% due 03/22/2023		$36,700	36,693
2.110% due 08/23/2027		33,300	33,175

Delta Funding Home Equity Loan Trust
1.217% due 09/15/2029 •		123	121

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	59

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Denali Capital CLO Ltd.
1.291% due 04/15/2031 •		$3,745	$3,718

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	37,675	41,209

Dryden Euro CLO DAC
0.860% due 05/15/2034 ~		24,200	26,604

Dryden Senior Loan Fund
1.221% due 04/15/2028 •		$12,500	12,461
1.231% due 01/17/2032 •		3,000	2,961
1.261% due 04/15/2029 •		2,978	2,970
1.706% due 08/15/2030 •		1,500	1,495

Elevation CLO Ltd.
1.208% due 10/25/2030 •		70,000	69,416

EMC Mortgage Loan Trust
1.197% due 05/25/2040 •		17	16

EquiFirst Mortgage Loan Trust
1.207% due 01/25/2034 •		13	13

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	26,575	29,066

Evergreen Credit Card Trust
1.900% due 09/15/2024		$28,300	28,356

Fieldstone Mortgage Investment Trust
0.507% due 11/25/2036 •		8,793	6,088
0.837% due 05/25/2036 •		7,441	5,844

Finance America Mortgage Loan Trust
1.357% due 08/25/2034 •		273	267

First Franklin Mortgage Loan Trust
0.767% due 10/25/2036 •		6,000	5,082
0.777% due 04/25/2036 •		2,660	2,594
0.937% due 08/25/2036 •		3,019	2,884
0.937% due 10/25/2036 •		3,932	3,041
1.132% due 11/25/2036 •		587	587
1.192% due 07/25/2035 •		44	44
1.657% due 01/25/2035 ~		2,521	2,523
1.882% due 10/25/2034 •		882	878

First NLC Trust
0.597% due 08/25/2037 •		2,645	1,645
0.737% due 08/25/2037 •		2,744	1,736
0.917% due 05/25/2035 •		1,186	1,120

Fortress Credit Investments Ltd.
1.933% due 12/17/2026 ~		112,200	112,264

Fremont Home Loan Trust
0.517% due 01/25/2037 •		30	16
0.557% due 08/25/2036 •		373	148
0.587% due 11/25/2036 •		39,212	17,864
0.607% due 01/25/2037 •		13,120	7,234
0.617% due 08/25/2036 •		7,649	3,044
0.797% due 02/25/2037 •		45,729	20,003
0.937% due 02/25/2037 •		17,365	7,702
0.957% due 05/25/2036 •		11,101	8,157
0.997% due 04/25/2036 •		3,100	2,861
1.117% due 01/25/2036 •		11,547	11,388
1.192% due 07/25/2035 •		417	416

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.387% due 07/25/2034 •		$100	$98
1.522% due 06/25/2035 ~		5,574	5,492

FS Rialto Issuer LLC
2.200% due 01/19/2039 •		68,700	68,769

Galaxy CLO Ltd.
1.211% due 10/15/2030 •		42,700	42,401
1.479% due 05/16/2031 •		12,500	12,431

Gallatin CLO Ltd.
1.177% due 07/15/2031 •		27,130	26,978
1.305% due 01/21/2028 •		240	239

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	97,020	69,814

GE-WMC Mortgage Securities Trust
0.537% due 08/25/2036 •		$5	3

GLS Auto Receivables Issuer Trust
1.580% due 08/15/2024		1,488	1,489

GLS Auto Receivables Trust
1.980% due 08/15/2025		33,800	33,749

GMAC Mortgage Corp. Home Equity Loan Trust
6.034% due 09/25/2037 ~		16	15

GoldenTree Loan Management EUR CLO DAC
0.900% due 01/20/2032 ~	EUR	2,000	2,195

GoldenTree Loan Management U.S. CLO Ltd.
1.164% due 11/20/2030 •		$69,850	69,140

GoldenTree Loan Opportunities Ltd.
1.409% due 10/29/2029 •		1,558	1,553

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048		9,814	9,069

Greystone Commercial Real Estate Notes Ltd.
1.577% due 09/15/2037 •		1,250	1,240

GSAA Home Equity Trust
0.597% due 03/25/2036 •		43	18
0.657% due 03/25/2037 •		547	200
0.697% due 04/25/2047 •		1,809	1,747
0.697% due 05/25/2047 •		3,303	2,400
0.797% due 09/25/2036 •		8,949	2,656
0.817% due 05/25/2036 •		13,825	4,334
0.817% due 07/25/2037 •		745	739
1.057% due 03/25/2037 •		2,009	1,029
1.057% due 05/25/2047 •		188	143
1.357% due 08/25/2037 •		1,214	1,221
3.040% due 03/25/2036 ~		4,791	2,502

GSAMP Trust
0.547% due 01/25/2037 •		2,972	2,104
0.577% due 12/25/2036 •		5,869	3,486
0.637% due 11/25/2035 •		369	52
0.777% due 05/25/2046 •		175	175
0.937% due 06/25/2036 •		4,108	2,772
0.937% due 08/25/2036 •		1,664	1,507
0.997% due 04/25/2036 ~		3,651	2,872
1.507% due 06/25/2034 •		453	444
1.777% due 12/25/2034 ^•		1,120	983
2.107% due 10/25/2034 •		144	144
2.332% due 03/25/2034 ^•		2,419	2,153

60	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Halseypoint Clo Ltd.
1.354% due 07/20/2031 •		$40,300	$40,193
1.749% due 11/30/2032 •		5,700	5,670

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	27,800	30,454
0.650% due 06/26/2030 •		21,678	23,796
0.680% due 10/20/2031 •		35,000	38,248
0.760% due 07/15/2031 •		29,100	31,610
0.850% due 01/15/2032 •		11,400	12,584
1.040% due 07/15/2031		3,300	3,538

Hertz Vehicle Financing LLC
3.370% due 03/25/2025		$15,500	15,504
3.730% due 09/25/2026		14,900	14,928
3.890% due 09/25/2028		31,800	31,826

HGI CRE CLO Ltd.
1.859% due 01/19/2027 ~		28,800	28,836

Home Equity Asset Trust
1.057% due 11/25/2032 •		154	145
1.552% due 05/25/2035 •		1,590	1,581

Home Equity Loan Trust
0.687% due 04/25/2037 •		5,264	5,135

Home Equity Mortgage Loan Asset-Backed Trust
0.577% due 04/25/2037 •		1,055	811
0.667% due 04/25/2037 •		3,392	2,634

HSI Asset Loan Obligation Trust
0.517% due 12/25/2036 •		97	35

HSI Asset Securitization Corp. Trust
0.557% due 10/25/2036 •		148	72
0.677% due 12/25/2036 •		510	177
0.797% due 12/25/2036 •		4,650	1,606
1.237% due 11/25/2035 •		3,120	3,085

ICG U.S. CLO Ltd.
1.339% due 07/22/2031 •		1,200	1,194

IMC Home Equity Loan Trust
5.690% due 07/25/2026 ~		9	9
7.310% due 11/20/2028		6	6
7.520% due 08/20/2028		6	6

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.317% due 10/25/2033 •		273	270

IXIS Real Estate Capital Trust
1.087% due 02/25/2036 •		272	283

Jamestown CLO Ltd.
1.338% due 07/14/2031 •		2,500	2,484
1.581% due 04/15/2033 •		12,400	12,358

JP Morgan Mortgage Acquisition Corp.
1.072% due 10/25/2035 ^•		3,336	3,318

JP Morgan Mortgage Acquisition Trust
0.617% due 08/25/2036 ~		204	110
0.647% due 03/25/2047 •		8,680	8,628
0.677% due 08/25/2036 •		23	18

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.697% due 08/25/2036 •		$1,711	$1,696
0.717% due 03/25/2037 •		2,998	2,965
0.777% due 07/25/2036 ^•		5,647	1,971
0.977% due 07/25/2036 •		3,945	3,896
6.337% due 08/25/2036 ^þ		1,732	1,300

Jubilee CLO DAC
0.600% due 04/15/2030 •	EUR	10,400	11,407
0.610% due 04/15/2030 •		2,150	2,359
0.650% due 04/15/2031 •		31,950	34,903

KKR CLO Ltd.
1.181% due 07/18/2030 •		$20,625	20,603
1.191% due 07/15/2030 •		64,777	64,032

KREF Ltd.
1.780% due 02/17/2039 •		62,200	61,865

Laurelin DAC
0.720% due 10/20/2031 •	EUR	33,200	36,310

LCCM Trust
1.597% due 12/13/2038 •		$20,200	20,026
1.847% due 11/15/2038 •		37,941	37,584

LCM LP
1.118% due 07/19/2027 ~		30,116	29,930
1.254% due 07/20/2030 •		33,200	32,847
1.294% due 10/20/2027 •		5,994	5,972
1.311% due 04/15/2031 •		6,950	6,888
1.334% due 04/20/2031 •		18,750	18,623

LCM Ltd.
1.375% due 07/20/2030 •		12,700	12,637

Legacy Mortgage Asset Trust
0.000% due 12/25/2056 ~(a)		436,693	3,147
0.000% due 07/25/2057 (h)		376	374
0.000% due 07/25/2057 ~		115,672	111,080
0.000% due 01/25/2058 ~		64	64
3.044% due 12/25/2056 ~		436,719	398,675
4.000% due 02/25/2058 ~		32,867	33,222
4.033% due 02/25/2058 ~		15,577	14,673
4.136% due 01/25/2058 ~		31,145	29,873
4.250% due 02/25/2058 ~		15,577	15,699
4.281% due 12/26/2057 ~		342,511	338,171
4.500% due 02/25/2058 ~		15,577	15,464

Lehman ABS Mortgage Loan Trust
0.547% due 06/25/2037 •		5,329	4,113
0.657% due 06/25/2037 ~		2,877	2,247

Lendmark Funding Trust
1.900% due 11/20/2031		750	680

LMREC LLC
1.505% due 04/22/2037 •		27,200	26,464

LoanCore Issuer Ltd.
1.527% due 05/15/2028 ~		4,632	4,628
1.600% due 01/17/2037 •		101,600	101,035
1.697% due 07/15/2036 •		2,400	2,378
1.697% due 11/15/2038 •		80,900	80,458

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	61

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
0.617% due 12/25/2036 ~		$21,308	$16,791
0.817% due 03/25/2046 •		2,023	1,780
0.977% due 08/25/2045 ~		5,751	5,658
1.017% due 10/25/2034 •		11	10
1.217% due 08/25/2045 •		56	56
1.507% due 06/25/2035 •		7,709	7,655
1.732% due 02/25/2035 •		3,897	3,876

Lument Finance Trust, Inc.
1.567% due 06/15/2039 ~		86,800	85,891

M360 Ltd.
1.947% due 11/22/2038 •		35,125	34,907

Mackay Shields EURO CLO DAC
0.930% due 10/20/2032 •	EUR	4,200	4,599

Madison Park Euro Funding DAC
0.800% due 07/15/2032 •		14,500	15,869

Madison Park Funding Ltd.
0.991% due 04/15/2029 •		$1,686	1,678
1.228% due 04/25/2029 •		1,360	1,352
1.255% due 07/21/2030 •		8,470	8,423
1.378% due 04/25/2032 •		11,500	11,437

Magnetite Ltd.
1.386% due 11/15/2028 •		18,339	18,210

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	19,292	21,166

Marble Point CLO Ltd.
1.281% due 10/15/2030 ~		$51,300	51,074
1.421% due 12/18/2030 •		3,904	3,894

Massachusetts Educational Financing Authority
1.208% due 04/25/2038 •		880	881

MASTR Asset-Backed Securities Trust
0.507% due 01/25/2037 •		89	32
0.697% due 10/25/2036 •		5,034	4,736
0.757% due 08/25/2036 ~		4,537	2,191
0.937% due 03/25/2036 •		6,123	4,697
1.207% due 10/25/2035 ^•		7,952	7,939
1.387% due 06/25/2035 •		8,620	8,594
5.971% due 11/25/2035 þ		177	151
6.219% due 02/25/2036 þ		289	261

Merrill Lynch First Franklin Mortgage Loan Trust
0.627% due 04/25/2037 •		2,471	1,257

Merrill Lynch Mortgage Investors Trust
0.577% due 11/25/2037 •		1,660	740
0.677% due 08/25/2037 •		8,196	5,000
0.697% due 02/25/2037 •		940	364
0.717% due 03/25/2037 ~		34,673	32,219
0.757% due 08/25/2037 •		34,325	21,077
0.757% due 11/25/2037 •		11,822	5,361
0.777% due 03/25/2037 •		9,298	8,688
0.907% due 02/25/2047 •		16,945	11,622
0.937% due 08/25/2037 •		1,716	1,070
0.977% due 04/25/2037 •		2,760	1,846

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MESA Trust
1.257% due 12/25/2031 •	$141	$141

MF1 Ltd.
1.400% due 02/19/2037 •	23,550	23,389
1.511% due 10/16/2036 •	53,000	52,259
1.568% due 07/16/2036 •	5,500	5,435
2.143% due 11/15/2035 •	68,050	68,176

MidOcean Credit CLO
1.229% due 01/29/2030 •	56,394	56,064
1.530% due 02/20/2031 •	46,700	46,307

MKS CLO Ltd.
1.254% due 07/20/2030 ~	14,000	14,007

Morgan Stanley ABS Capital, Inc. Trust
0.517% due 12/25/2036 •	2,888	1,796
0.517% due 05/25/2037 •	971	891
0.547% due 01/25/2037 •	5,495	3,116
0.557% due 07/25/2036 •	141	65
0.557% due 11/25/2036 •	1,399	978
0.567% due 03/25/2037 •	6,379	3,268
0.597% due 11/25/2036 •	14,060	8,150
0.597% due 05/25/2037 •	4,238	3,582
0.607% due 10/25/2036 ~	12,859	7,886
0.607% due 11/25/2036 •	15,478	10,871
0.607% due 12/25/2036 •	1,996	1,250
0.617% due 09/25/2036 •	3,763	1,981
0.637% due 03/25/2037 •	24,577	12,662
0.657% due 02/25/2037 •	2,084	1,178
0.672% due 03/25/2037 •	9,376	4,559
0.687% due 10/25/2036 •	1,538	951
0.687% due 11/25/2036 •	13,930	9,853
0.707% due 08/25/2036 ~	15,090	9,152
0.707% due 12/25/2036 •	8,660	5,464
0.707% due 05/25/2037 •	1,740	1,607
0.717% due 02/25/2037 •	882	502
0.757% due 06/25/2036 •	6,568	4,005
0.757% due 09/25/2036 •	16,131	7,264
0.797% due 03/25/2037 •	3,170	1,654
0.817% due 02/25/2037 •	3,967	1,610
1.102% due 09/25/2035 •	407	406
1.192% due 07/25/2035 •	6,093	6,049
1.387% due 11/25/2034 •	4,387	4,354
1.457% due 03/25/2033 •	637	632
1.477% due 08/25/2034 •	102	99

Morgan Stanley Dean Witter Capital, Inc. Trust
1.732% due 09/25/2032 •	721	716
1.807% due 02/25/2033 •	506	503

Morgan Stanley Home Equity Loan Trust
0.557% due 12/25/2036 •	15,072	8,968
0.777% due 04/25/2036 •	4,864	3,961

Morgan Stanley IXIS Real Estate Capital Trust
0.507% due 11/25/2036 •	5	2
0.757% due 07/25/2036 •	8,607	4,335
0.917% due 07/25/2036 •	26,393	13,445

62	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
0.617% due 11/25/2036 •		$3,456	$1,257
0.697% due 04/25/2037 •		5,080	1,880
0.917% due 02/25/2037 •		481	165
1.177% due 04/25/2037 •		2,461	953
2.079% due 11/25/2036 ^•		1,754	842
5.750% due 04/25/2037 ^~		625	392
6.000% due 02/25/2037 ^~		424	313
6.077% due 10/25/2046 ^þ		2,538	886
6.226% due 10/25/2036 ^þ		1,111	435

Mosaic Solar Loan Trust
2.640% due 01/20/2053		23,950	22,639

Mountain View CLO LLC
1.281% due 01/16/2031 •		2,300	2,288

MP CLO Ltd.
1.131% due 10/18/2028 •		62,832	62,521

Navient Private Education Loan Trust
3.610% due 12/15/2059		6,235	6,271

Nelnet Student Loan Trust
1.057% due 03/25/2030 •		2,588	2,582

Neuberger Berman CLO Ltd.
1.294% due 04/20/2031 •		2,400	2,386

New Century Home Equity Loan Trust
1.132% due 03/25/2035 •		2,537	2,537
1.177% due 10/25/2035 •		1,696	1,676
1.237% due 03/25/2035 •		509	499
1.342% due 05/25/2034 •		824	811
3.457% due 01/25/2033 ^~		1,872	1,715

Newark BSL CLO Ltd.
1.368% due 12/21/2029 •		5,700	5,678

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.787% due 10/25/2036 ^•		21,517	5,099
0.857% due 02/25/2037 ^•		1,932	648
1.192% due 05/25/2035 •		350	349
6.032% due 10/25/2036 ^þ		2,782	868

NovaStar Mortgage Funding Trust
0.557% due 01/25/2037 •		3,885	1,630
0.607% due 03/25/2037 •		4,026	1,799
0.637% due 03/25/2037 •		3,333	1,492
0.667% due 01/25/2037 •		17,478	7,364
0.757% due 06/25/2036 •		1,907	1,574
0.757% due 09/25/2036 •		14,397	7,737
0.797% due 11/25/2036 •		9,132	3,901
0.957% due 10/25/2036 ~		4,666	3,358
1.167% due 12/25/2033 •		297	292
1.282% due 06/25/2034 •		31	31
2.332% due 03/25/2035 •		7,987	7,960

OAK Hill European Credit Partners DAC
0.740% due 10/20/2031 •	EUR	58,100	63,726

Oak Hill European Credit Partners Designated Activity Co.
0.730% due 01/20/2032 •		3,624	3,995

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oaktree CLO Ltd.
1.369% due 04/22/2030 •		$24,281	$24,139

OCP CLO Ltd.
1.374% due 07/20/2029 •		7,350	7,328

OCP Euro CLO DAC
0.880% due 09/22/2034 •	EUR	34,700	37,946

Octagon Investment Partners Ltd.
1.254% due 03/17/2030 •		$18,955	18,860
1.258% due 01/25/2031 •		5,750	5,710
1.395% due 02/14/2031 •		18,690	18,502

Octagon Loan Funding Ltd.
1.668% due 11/18/2031 •		6,100	6,080

Option One Mortgage Loan Trust
0.557% due 01/25/2037 •		9,735	6,822
0.597% due 01/25/2037 •		21,914	15,420
0.597% due 02/25/2037 •		8,196	4,958
0.627% due 05/25/2037 •		3,755	2,385
0.637% due 04/25/2037 •		6,834	4,118
0.677% due 01/25/2037 •		8,240	5,843
0.677% due 04/25/2037 •		18,905	15,226
0.697% due 04/25/2037 •		2,835	1,921
0.707% due 03/25/2037 •		1,276	785
0.707% due 07/25/2037 •		2,785	2,352
0.787% due 04/25/2037 •		2,209	1,322
0.997% due 01/25/2036 •		6,600	6,428

Option One Mortgage Loan Trust Asset-Backed Certificates
1.147% due 11/25/2035 •		17,147	16,907
1.312% due 10/25/2032 •		1,871	1,860

Oscar U.S. Funding LLC
2.820% due 04/10/2029 «		5,000	4,780

OSD CLO Ltd.
1.835% due 04/17/2031 •		34,500	34,116

Ownit Mortgage Loan Trust
1.357% due 10/25/2036 ^~		2,283	2,307

OZLM Ltd.
1.221% due 10/17/2029 •		51,516	51,266
1.259% due 04/15/2031 ~		3,000	2,980
1.354% due 10/20/2031 •		9,009	8,881
1.404% due 01/20/2031 •		10,900	10,850
1.414% due 07/20/2032 •		46,400	46,174
1.489% due 05/16/2030 •		12,550	12,552
1.549% due 10/30/2030 •		4,105	4,108

Palmer Square CLO Ltd.
1.248% due 10/17/2031 •		3,900	3,841
1.354% due 07/20/2030 •		14,075	14,006

Palmer Square European Loan Funding DAC
0.720% due 10/15/2031 •	EUR	12,700	14,012
0.730% due 07/15/2031 ~		18,800	20,649
0.780% due 04/15/2031 •		37,100	41,001

Palmer Square Loan Funding Ltd.
0.928% due 10/15/2029 •		$45,900	45,513
1.054% due 07/20/2029 •		109,593	109,318

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	63

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.224% due 04/20/2027 •	$1,629	$1,624
1.280% due 02/20/2028 •	5,713	5,714
1.280% due 05/20/2029 •	1,548	1,542

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.257% due 12/25/2034 •	13,859	13,834

People’s Choice Home Loan Securities Trust
1.137% due 12/25/2035 •	2,179	2,071
1.402% due 05/25/2035 ^•	5,344	5,171
1.807% due 01/25/2035 •	2,415	2,388

People’s Financial Realty Mortgage Securities Trust
0.597% due 09/25/2036 •	18,976	6,786

Popular ABS Mortgage Pass-Through Trust
0.667% due 01/25/2037 •	5,513	5,382

RAAC Trust
0.807% due 11/25/2046 •	7,761	7,505
0.967% due 02/25/2036 •	449	448
0.997% due 05/25/2036 •	464	461
1.057% due 06/25/2044 •	1,248	1,133

Rad CLO Ltd.
1.379% due 07/24/2032 •	73,050	72,447

Renaissance Home Equity Loan Trust
1.157% due 08/25/2032 •	104	100
1.177% due 11/25/2034 •	271	257
1.337% due 08/25/2033 •	44	43
5.893% due 06/25/2037 ^þ	8,030	3,098
5.906% due 06/25/2037 þ	8,997	3,478

Residential Asset Mortgage Products Trust
0.807% due 10/25/2036 •	8,060	7,878
1.037% due 02/25/2036 •	904	901
1.057% due 03/25/2036 •	9,494	9,343
1.097% due 01/25/2036 •	3,163	3,036
3.007% due 12/25/2034 •	765	764

Residential Asset Securities Corp. Trust
0.697% due 10/25/2036 •	1,514	1,477
0.717% due 11/25/2036 •	5,373	5,033
0.757% due 08/25/2036 •	42	42
0.797% due 11/25/2036 •	2,096	2,003
0.892% due 06/25/2036 ~	15,863	15,270
1.017% due 04/25/2036 •	1,864	1,843
1.037% due 06/25/2033 •	913	863
1.072% due 03/25/2036 •	1,200	1,153
1.342% due 09/25/2035 •	524	524
1.552% due 03/25/2035 •	2,803	2,761

Romark CLO Ltd.
1.289% due 10/23/2030 •	42,300	42,038

Saranac CLO Ltd.
1.646% due 08/13/2031 •	40,200	40,066

Saxon Asset Securities Trust
0.627% due 10/25/2046 •	11,203	11,027

SBA Tower Trust
3.869% due 10/15/2049 þ	15,746	15,886

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sculptor CLO Ltd.
1.511% due 01/15/2031 •		$4,000	$3,986

Securitized Asset-Backed Receivables LLC Trust
0.577% due 12/25/2036 ^•		240	72
0.587% due 05/25/2037 ^•		503	415
0.777% due 07/25/2036 •		2,370	1,037
0.937% due 07/25/2036 ~		3,048	1,348
0.957% due 03/25/2036 •		10,113	7,575
0.957% due 05/25/2036 •		10,722	7,046
1.417% due 01/25/2036 ^•		1,918	1,801

Segovia European CLO DAC
0.880% due 07/20/2032 •	EUR	27,200	29,806

SG Mortgage Securities Trust
0.607% due 10/25/2036 •		$14,977	14,371

Shackleton CLO Ltd.
1.415% due 05/07/2031 ~		1,100	1,093

SLC Student Loan Trust
0.936% due 03/15/2027 •		1,611	1,607
1.726% due 06/15/2022		2,680	2,628

SLM Student Loan Trust
0.378% due 01/25/2027 •		17,634	17,560
0.408% due 10/25/2029 •		6,286	6,249
0.588% due 04/25/2022		5,206	5,088
1.158% due 07/25/2023 •		420	416
1.296% due 12/15/2027 •		1,559	1,558
1.376% due 12/15/2025 •		5,795	5,785
1.958% due 07/25/2023 •		667	670

SoFi Alternative Trust
4.639% due 05/16/2050 ~		96,098	96,908

SoFi Professional Loan Program LLC
1.757% due 02/25/2040 •		1,455	1,461
3.020% due 02/25/2040		2,255	2,254

Sound Point CLO Ltd.
1.159% due 01/23/2029 •		69,512	69,566
1.191% due 04/15/2029 ~		5,317	5,288
1.234% due 10/20/2030 •		23,200	23,014
1.238% due 07/25/2030 •		61,200	61,282
1.249% due 01/23/2029 •		753	751
1.304% due 10/20/2028 •		45,313	45,235
1.334% due 01/20/2032 •		7,467	7,420

Sound Point Clo Ltd.
1.367% due 07/26/2031 ~		6,450	6,408

Sound Point CLO Ltd.
1.374% due 01/21/2031 •		875	872
1.391% due 04/18/2031 •		15,700	15,648
1.464% due 07/20/2032 •		27,200	27,115

Soundview Home Loan Trust
0.567% due 01/25/2037 •		3,001	2,511
0.617% due 01/25/2037 •		2,865	2,412
0.637% due 02/25/2037 •		8,403	2,891
0.637% due 08/25/2037 •		1,344	1,304
0.717% due 02/25/2037 •		10,843	3,797
1.017% due 05/25/2036 •		3,422	3,367

64	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Carolina Student Loan Corp.
1.523% due 09/03/2024 •	$96	$96

Specialty Underwriting & Residential Finance Trust
0.557% due 11/25/2037 •	429	288
0.607% due 11/25/2037 •	5,593	3,783
0.807% due 03/25/2037 •	2,084	1,456
1.057% due 12/25/2036 •	2,296	2,223
1.357% due 06/25/2036 •	17,193	16,909
1.432% due 12/25/2035 •	1,284	1,273
4.054% due 02/25/2037 ^þ	5,711	2,673
4.054% due 02/25/2037 þ	26,754	12,528

Starwood Commercial Mortgage Trust
1.668% due 04/18/2038 •	92,900	92,323

Starwood Mortgage Trust
1.400% due 11/15/2038 •	111,800	110,764

Stonepeak ABS
2.301% due 02/28/2033	552	521

Stratus CLO Ltd.
0.993% due 12/28/2029 •	25,100	24,916
1.043% due 12/29/2029 •	29,500	29,303

Structured Asset Investment Loan Trust
0.607% due 06/25/2036 •	704	691
0.607% due 09/25/2036 •	6,621	6,501
1.057% due 01/25/2036 •	2,910	2,881
1.157% due 04/25/2033 •	308	306
1.357% due 05/25/2035 •	8,665	8,633
1.387% due 09/25/2034 •	261	259
1.387% due 01/25/2035 •	21,519	21,422
1.457% due 09/25/2034 •	179	175
1.582% due 01/25/2035 •	3,957	3,739
1.657% due 12/25/2034 •	2,879	2,879
1.837% due 04/25/2033 •	129	127
2.032% due 01/25/2035 •	4,313	3,212
2.182% due 01/25/2035 ^•	3,194	1,043

Structured Asset Securities Corp. Mortgage Loan Trust
0.637% due 01/25/2037 •	2,564	1,528
0.687% due 01/25/2037 •	19,577	13,587
0.707% due 09/25/2036 •	1,061	1,057
0.727% due 04/25/2036 •	8,916	8,638
0.907% due 06/25/2035 ~	422	421
0.907% due 05/25/2037 •	2,294	2,259
1.457% due 08/25/2037 ~	4,542	4,548
3.007% due 12/25/2034 •	838	846

Sunrun Demeter Issuer
2.270% due 01/30/2057	42,386	38,704

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •	28,800	28,566

TCI-Symphony CLO Ltd.
1.264% due 10/13/2032 •	38,000	37,685

TCW CLO Ltd.
1.228% due 04/25/2031 •	36,100	35,761

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

THL Credit Wind River Clo Ltd.
1.321% due 04/15/2031 •		$38,500	$38,228
1.381% due 01/15/2031 •		6,720	6,677

Tiaa CLO Ltd.
1.391% due 01/16/2031 ~		3,050	3,036

TICP CLO Ltd.
1.094% due 04/20/2028 •		14,464	14,438

Tikehau CLO BV
0.870% due 08/04/2034 •	EUR	22,400	24,579

Toro European CLO DAC
0.810% due 02/15/2034 •		18,800	20,705
0.920% due 01/12/2032 •		11,100	12,135

TPG Real Estate Finance Issuer Ltd.
1.700% due 02/15/2039 •		$50,600	50,288

TPG Real Estate Finance Ltd.
1.314% due 10/15/2034 •		45,460	44,959
1.641% due 03/15/2038 •		40,400	40,011

Trestles CLO Ltd.
1.248% due 04/25/2032 •		3,850	3,796

Triaxx Prime CDO Ltd.
0.501% due 10/02/2039 •		16,257	1,043

Venture CLO Ltd.
1.121% due 07/15/2027 •		824	825
1.154% due 10/20/2028 •		22,955	22,867
1.244% due 07/20/2030 •		49,518	49,149
1.301% due 07/15/2031 •		10,300	10,240
1.304% due 07/20/2030 •		9,250	9,246
1.341% due 07/18/2031 •		1,550	1,535
1.354% due 01/20/2029 •		45,400	45,238
1.384% due 04/20/2032 •		20,400	20,292
1.459% due 07/30/2032 •		62,500	62,141
1.496% due 09/07/2030 •		54,045	54,025
1.538% due 08/28/2029 •		5,750	5,751

Vibrant CLO Ltd.
1.240% due 07/20/2032 •		9,000	8,927
1.294% due 09/15/2030 •		59,450	59,346
1.374% due 07/20/2032 •		30,025	29,841
1.878% due 06/20/2029 •		44,387	44,358

VMC Finance LLC
1.950% due 02/18/2039 •		49,300	49,793

Voya CLO Ltd.
1.191% due 04/17/2030 •		36,790	36,657
1.241% due 10/15/2030 •		26,150	25,851
1.451% due 10/15/2030 •		2,505	2,496

WaMu Asset-Backed Certificates WaMu Trust
0.707% due 04/25/2037 •		10,456	4,843

Washington Mutual Asset-Backed Certificates Trust
0.517% due 10/25/2036 ~		1,492	744

Wellfleet CLO Ltd.
1.144% due 04/20/2029 •		28,296	28,297
1.144% due 07/20/2029 •		7,125	7,086

Total Asset-Backed Securities (Cost $9,245,017)			9,145,745

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	65

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.9%

Abu Dhabi Government International Bond
3.125% due 04/16/2030		$36,700	$37,574
3.875% due 04/16/2050		34,300	35,996

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2022(h)	BRL	297,397	58,825

Chile Government International Bond
1.625% due 01/30/2025	EUR	11,600	13,075
2.450% due 01/31/2031		$43,900	41,223
2.550% due 01/27/2032(o)		7,700	7,254
2.750% due 01/31/2027		24,900	24,393
3.100% due 01/22/2061		19,000	15,695
3.500% due 01/31/2034		700	692
3.500% due 01/25/2050		10,200	9,363
4.340% due 03/07/2042		21,900	22,523

Hong Kong Government International Bond
2.500% due 05/28/2024		1,000	1,000

Indonesia Government International Bond
4.200% due 10/15/2050		36,600	38,177

Israel Government International Bond
0.750% due 07/31/2022	ILS	54,900	17,240
1.250% due 11/30/2022		24,000	7,567
2.750% due 07/03/2030		$28,900	28,656
3.250% due 01/17/2028		18,000	18,565
3.800% due 05/13/2060		12,800	12,816
3.875% due 07/03/2050		56,000	57,820
4.125% due 01/17/2048		4,000	4,268

Ivory Coast Government International Bond
5.875% due 10/17/2031	EUR	20,800	21,377

Japan Finance Organization for Municipalities
2.625% due 04/20/2022		$46,600	46,622
3.375% due 09/27/2023		55,800	56,618

Korea Housing Finance Corp.
0.750% due 10/30/2023	EUR	32,600	36,252

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$25,100	25,479

Mexico Government International Bond
1.350% due 09/18/2027	EUR	4,500	4,829
4.750% due 04/27/2032		$7,500	7,962
5.000% due 04/27/2051		26,100	26,457

New South Wales Treasury Corp.
2.750% due 11/20/2025(j)	AUD	1,384	1,147

Paraguay Government International Bond
4.950% due 04/28/2031		$6,500	6,817

Peru Government International Bond
2.392% due 01/23/2026		8,600	8,361
2.783% due 01/23/2031		2,900	2,738
5.350% due 08/12/2040	PEN	87,100	19,572
5.400% due 08/12/2034		64,700	15,467
5.940% due 02/12/2029		567,738	149,881
6.150% due 08/12/2032		120,500	31,665
6.350% due 08/12/2028		706,050	191,617
6.950% due 08/12/2031		36,900	10,308
8.200% due 08/12/2026		339,700	99,917

Poland Government International Bond
4.000% due 01/22/2024		$15	15

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Province of Alberta
2.050% due 08/17/2026		$6,000	$5,857

Province of Ontario
1.550% due 11/01/2029	CAD	11,600	8,387

Province of Quebec
3.500% due 12/01/2022		68,053	55,158

Provincia de Buenos Aires
42.033% due 04/12/2025	ARS	440,953	2,207

Qatar Government International Bond
3.375% due 03/14/2024		$34,200	34,743
3.750% due 04/16/2030		30,300	32,042
3.875% due 04/23/2023		41,330	42,105
4.000% due 03/14/2029		21,100	22,574
4.400% due 04/16/2050		46,200	52,048
4.500% due 04/23/2028		12,200	13,321
5.103% due 04/23/2048		600	735

Queensland Treasury Corp.
4.250% due 07/21/2023	AUD	455	353

Romania Government International Bond
2.000% due 01/28/2032	EUR	17,300	15,941
2.000% due 04/14/2033		5,190	4,622
3.000% due 02/27/2027		$5,240	5,109
3.624% due 05/26/2030	EUR	25,050	27,164
3.625% due 03/27/2032		$26,200	24,800

Serbia Government International Bond
1.000% due 09/23/2028	EUR	16,450	15,380
2.050% due 09/23/2036		15,500	13,206
3.125% due 05/15/2027		19,600	21,151

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	12,690,200	947,795

Tokyo Metropolitan Government
2.500% due 06/08/2022		$4,500	4,513

Total Sovereign Issues (Cost $2,644,995)			2,565,034

66	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex SAB de CV (f)	775,108	2

Urbi Desarrollos Urbanos SAB de CV (f)	9,250	3

Total Common Stocks (Cost $15,194)		5

PREFERRED SECURITIES 1.0%

FINANCIALS 0.1%

Banco Santander SA
6.750% due 04/25/2022 •(k)(l)	1,300,000	1,445

CaixaBank SA
6.000% due 07/18/2022 •(k)(l)	600,000	671
6.750% due 06/13/2024 •(k)(l)	400,000	467

Charles Schwab Corp.
4.000% due 12/01/2030 •(k)	2,400,000	2,159
5.375% due 06/01/2025 •(k)	7,800,000	8,073

CoBank ACB
4.250% due 01/01/2027 •(k)	5,200,000	4,901
6.250% (US0003M + 4.557%) due 10/01/2022 ~(k)	40,000	4,065

Discover Financial Services
6.125% due 06/23/2025 •(k)	24,000,000	25,037

Encina Private Credit LLC «	3,411	0

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(k)	13,900,000	14,595

Wells Fargo & Co.
3.900% due 03/15/2026 •(k)	9,800,000	9,400

		70,813

UTILITIES 0.9%

AT&T Mobility LLC
7.000% due 10/20/2022 «(k)(m)	22,978,604	598,610

Total Preferred Securities (Cost $691,499)		669,423

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%
CBL & Associates Properties, Inc.	26,809	882

Total Real Estate Investment Trusts (Cost $372)		882

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 17.4%

CERTIFICATES OF DEPOSIT 0.1%

Barclays Bank PLC
1.130% due 06/21/2022	$50,900	$50,926

COMMERCIAL PAPER 1.5%

AT&T, Inc.
0.950% due 04/18/2022	28,800	28,789
0.950% due 04/19/2022	85,600	85,566
0.970% due 04/18/2022	36,100	36,087

BP Capital Markets PLC
0.950% due 04/29/2022	1,600	1,599
1.050% due 05/16/2022	1,550	1,548

Conagra Foods, Inc.
1.015% due 04/08/2022	12,900	12,898

Danaher Corp.
0.950% due 04/07/2022	71,300	71,292
1.015% due 04/19/2022	3,700	3,698

Dominion Resources, Inc.
0.870% due 04/13/2022	5,700	5,699

Duke Energy Corp.
0.860% due 04/18/2022	2,300	2,299

Enbridge U.S., Inc.
1.200% due 04/14/2022	22,800	22,793
1.200% due 04/18/2022	104,600	104,553

Entergy Corp.
1.150% due 05/17/2022	4,450	4,446
1.250% due 05/06/2022	2,000	1,999

Enterprise Products Operating LLC
0.930% due 04/14/2022	15,605	15,601

Humana, Inc.
1.220% due 04/07/2022	5,600	5,599

Marsh & McLennan Cos., Inc.
0.900% due 04/18/2022	24,700	24,691
0.900% due 04/22/2022	26,400	26,387

Mizuho Bank Ltd.
1.160% due 07/15/2022	29,600	29,512

Nissan Motor Acceptance Co. LLC
0.900% due 04/01/2022	25,250	25,249

Parker-Hannifin Corp.
1.350% due 05/16/2022	14,950	14,936

Realty Income Corp.
0.900% due 04/18/2022	16,290	16,284

Rogers Communications, Inc.
1.300% due 04/26/2022	61,350	61,311
1.500% due 05/19/2022	57,700	57,619
1.500% due 05/24/2022	60,300	60,204

Ventas Realty LP
0.930% due 04/19/2022	8,450	8,447

Verizon Communications, Inc.
0.850% due 04/06/2022	20,650	20,648
0.970% due 05/25/2022	2,750	2,745

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	67

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virginia Electric & Power Co.
0.850% due 04/14/2022		$2,800	$2,800

VW Credit Canada, Inc.
0.950% due 04/26/2022		22,500	22,486
0.950% due 04/27/2022		61,450	61,409
0.975% due 04/26/2022		52,900	52,867

VW Credit, Inc.
0.920% due 04/19/2022		38,800	38,784
0.920% due 04/26/2022		13,300	13,292
1.180% due 05/23/2022		40,300	40,237

			984,374

REPURCHASE AGREEMENTS (n) 7.7%
			5,018,735

EUROPEAN UNION BILL 0.0%
0.000% due 05/06/2022 (h)(i)	EUR	5,900	6,530

ISRAEL TREASURY BILLS 0.9%
0.002% due 04/06/2022 - 01/04/2023 (g)(h)	ILS	1,839,600	576,012

JAPAN TREASURY BILLS 0.9%
(0.087)% due 06/13/2022 - 07/04/2022 (g)(h)	JPY	75,381,000	619,336

U.S. TREASURY BILLS 3.6%
0.300% due 04/07/2022 - 06/30/2022 (g)(h)(q)(s)		$2,316,891	2,316,092

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 2.7%
0.364% due 05/17/2022 - 07/19/2022 (g)(h)(q)(s)	$1,741,200	$1,740,094

Total Short-Term Instruments (Cost $11,320,456)		11,312,099

Total Investments in Securities (Cost $80,792,243)		78,319,108

	SHARES
INVESTMENTS IN AFFILIATES 4.2%

SHORT-TERM INSTRUMENTS 4.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.2%

PIMCO Short Asset Portfolio	270,516,810	2,666,755

PIMCO Short-Term Floating NAV Portfolio III	4,497,438	43,670

Total Short-Term Instruments (Cost $2,749,172)		2,710,425

Total Investments in Affiliates (Cost $2,749,172)		2,710,425

Total Investments 124.6% (Cost $83,541,415)		$81,029,533

Financial Derivative Instruments (p)(r) (1.1)% (Cost or Premiums, net $137,429)		(690,506)

Other Assets and Liabilities, net (23.5)%		(15,337,401)

Net Assets 100.0%		$65,001,626

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

68	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.

(m)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$621,523	$598,610	0.92%
Citigroup, Inc.	0.831	01/25/2026	01/18/2022	4,700	4,626	0.01
Citigroup, Inc.	2.014	01/25/2026	01/18/2022	4,000	3,854	0.01
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	39,200	35,982	0.05
Citigroup, Inc.	3.290	03/17/2026	03/10/2022	65,300	65,126	0.10
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	22,800	21,162	0.03
Deutsche Bank AG	3.035	05/28/2032	07/21/2021	616	540	0.00
Deutsche Bank AG	3.729	01/14/2032	02/01/2021	798	715	0.00
GHH Holdings Ltd.	2.334	12/04/2024	10/10/2018	65,798	63,806	0.10
General Motors Co.	5.400	10/02/2023	05/07/2020	7,796	8,074	0.01
General Motors Co.	6.125	10/01/2025	05/07/2020	7,796	8,381	0.01
Hotel Ltd.	2.418	02/07/2023	07/09/2018	47,700	47,058	0.07
PKY-San Felipe Plaza LP	0.000	12/09/2022	12/05/2018 - 06/11/2021	121,657	121,600	0.19
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	15,000	17,548	0.03

				$1,024,684	$997,082	1.53%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022		$25,052	U.S. Treasury Bills 0.000% due 08/04/2022	$(25,553)	$25,052	$25,052
JML	0.150	03/31/2022	04/01/2022		24,700	U.S. Treasury Notes 2.375% due 03/31/2029	(25,173)	24,700	24,700
	0.060	11/05/2021	TBD	(2)	146,182	U.S. Treasury Bonds 2.250% due 05/15/2041	(137,565)	146,182	146,218

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	69

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	0.060%	02/17/2022	TBD	(2)	$871,201	U.S. Treasury Bonds 1.375% -3.875% due 08/15/2040 - 11/15/2044	$(868,119)	$871,201	$871,263
MSR	0.210	03/31/2022	04/01/2022		1,824,200	U.S. Treasury Notes 0.125% -1.625% due 07/31/2022 - 11/15/2022	(1,859,576)	1,824,200	1,824,211
	0.220	03/31/2022	04/01/2022		181,500	U.S. Treasury Notes 0.125% due 09/15/2023	(185,186)	181,500	181,501
	0.220	04/01/2022	04/04/2022		1,255,900	U.S. Treasury Notes 1.375% -1.625% due 10/15/2022 - 12/15/2022	(1,280,146)	1,255,900	1,255,900
	0.280	04/01/2022	04/04/2022		500,000	U.S. Treasury Notes 0.125% due 07/31/2022	(510,132)	500,000	500,000
TDM	0.280	03/31/2022	04/01/2022		190,000	U.S. Treasury Bonds 2.250% due 05/15/2041	(132,974)	190,000	190,002
						U.S. Treasury Notes 1.375% due 08/31/2026	(62,224)

Total Repurchase Agreements							$(5,086,648)	$5,018,735	$5,018,847

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BRC	0.000%	03/31/2022	TBD	(4)	$(2,354)	$(2,354)
JML	(0.125)	03/18/2022	04/22/2022		(3,136)	(3,136)
	0.000	03/21/2022	04/21/2022		(960)	(960)
	0.180	03/21/2022	04/21/2022		(8,854)	(8,854)

Total Reverse Repurchase Agreements						$(15,304)

70	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.8)%
Ginnie Mae, TBA	4.500%	04/01/2052	$78,000	$(81,495)	$(80,657)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2052	33,300	(30,658)	(30,860)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2052	397,883	(390,049)	(389,241)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2037	19,000	(19,680)	(19,525)

Total Short Sales (0.8)%				$(521,882)	$(520,283)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BRC	$0	$(2,354)	$0	$(2,354)	$2,349	$(5)
FICC	25,052	0	0	25,052	(25,553)	(501)
JML	170,918	(12,950)	0	157,968	13,921	171,889
JPS	871,263	0	0	871,263	(1,082,187)	(210,924)
MSR	3,761,612	0	0	3,761,612	(3,835,040)	(73,428)
TDM	190,002	0	0	190,002	(195,198)	(5,196)

Total Borrowings and Other Financing Transactions	$5,018,847	$(15,304)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(12,950)	$0	$0	$(12,950)
Sovereign Issues	0	0	0	(2,354)	(2,354)

Total Borrowings	$0	$(12,950)	$0	$(2,354)	$(15,304)

Payable for reverse repurchase agreements					$(15,304)

(o)	Securities with an aggregate market value of $16,276 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(60,085) at a weighted average interest rate of (0.109%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	71

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2023 Futures	$96.500	12/18/2023	13,979	$34,948	$(12,605)	$(19,141)

Total Written Options					$(12,605)	$(19,141)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2024	14,273	$3,463,879	$(43,823)	$1,427	$0
U.S. Treasury 5-Year Note June Futures	06/2022	30,756	3,527,329	(88,851)	4,325	0
U.S. Treasury 10-Year Note June Futures	06/2022	44,917	5,519,176	(164,873)	11,229	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	1,936	262,268	(379)	787	0

				$(297,926)	$17,768	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	32,303	$(5,669,745)	$77,795	$7,075	$(47,198)
Euro-Buxl 30-Year Bond June Futures	06/2022	1,583	(326,072)	36,646	350	(5,043)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures (1)	04/2022	1,722	(5,172)	(4,354)	1,372	(667)
U.S. Treasury 2-Year Note June Futures	06/2022	2,792	(591,686)	1,912	0	(458)
U.S. Treasury 30-Year Bond June Futures	06/2022	5,277	(791,880)	19,701	0	(3,298)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	765	(135,501)	(2,916)	0	(813)
United Kingdom Long Gilt June Futures	06/2022	832	(132,499)	1,552	131	(459)

				$130,336	$8,928	$(57,936)

Total Futures Contracts				$(167,590)	$26,696	$(57,936)

72	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.207%	$1,700	$(19)	$15	$(4)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.922%		$2,300	$444	$(108)	$336	$1	$0
AT&T, Inc.	1.000	Quarterly	12/20/2023	0.581		2,500	32	(13)	19	0	(1)
AT&T, Inc.	1.000	Quarterly	06/20/2025	0.678		10,600	(402)	511	109	0	(4)
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.715		5,000	61	(9)	52	0	(2)
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.743		9,900	150	(46)	104	0	(3)
Auchan Holding S.A.	1.000	Quarterly	12/20/2027	1.740	EUR	1,100	(65)	17	(48)	5	0
Bank of America Corp.	1.000	Quarterly	12/20/2022	0.308		$30,700	226	(62)	164	2	0
Boeing Co.	1.000	Quarterly	06/20/2022	0.558		1,600	5	(3)	2	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.637		15,900	(2)	49	47	0	(1)
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		17,200	(91)	(222)	(313)	0	(7)
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.151	EUR	7,500	(34)	(32)	(66)	0	(25)
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.269		9,000	(59)	(97)	(156)	0	(32)
British Telecommunications PLC	1.000	Quarterly	12/20/2028	1.368		3,200	(55)	(27)	(82)	0	(10)
Citigroup, Inc.	1.000	Quarterly	12/20/2022	0.388		$24,800	180	(62)	118	0	0
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	0.816		3,300	(42)	65	23	0	(2)
Ford Motor Co.	5.000	Quarterly	06/20/2022	0.991		500	18	(13)	5	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.363		41,100	(1,891)	2,351	460	0	(11)
General Electric Co.	1.000	Quarterly	06/20/2024	0.406		50,400	(221)	891	670	8	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.492		25,600	(392)	746	354	0	(2)
General Electric Co.	1.000	Quarterly	06/20/2026	0.703		26,100	169	149	318	8	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		2,900	34	(6)	28	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638		13,730	2,693	(677)	2,016	8	0
Hess Corp.	1.000	Quarterly	12/20/2026	1.049		1,900	(21)	18	(3)	0	(1)
JPMorgan Chase & Co.	1.000	Quarterly	12/20/2022	0.325		24,900	186	(56)	130	1	0
Morgan Stanley	1.000	Quarterly	12/20/2022	0.382		900	6	(2)	4	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	73

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	06/20/2024	1.016%	EUR	16,200	$44	$(45)	$(1)	$13	$0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	1.365		6,300	(35)	(32)	(67)	0	(12)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.602		89,600	(14,030)	12,176	(1,854)	0	(89)
Stellantis NV	5.000	Quarterly	12/20/2026	1.378		17,300	4,013	(820)	3,193	2	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.149		91,100	(4,454)	4,678	224	0	(1)
Tesco PLC	1.000	Quarterly	12/20/2027	0.830		20,000	31	184	215	8	0
Valeo SA	1.000	Quarterly	06/20/2026	2.012		200	(2)	(7)	(9)	0	0
Valeo SA	1.000	Quarterly	06/20/2028	2.686		2,800	(135)	(156)	(291)	0	(2)
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.716		$3,300	75	(37)	38	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.785		18,100	417	(239)	178	0	(13)
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	0.720		6,800	49	38	87	0	(2)

							$(13,098)	$19,102	$6,004	$56	$(221)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$72,600	$(5,250)	$547	$(4,703)	$0	$(54)
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026	153,100	(14,599)	4,555	(10,044)	0	(3)

					$(19,849)	$5,102	$(14,747)	$0	$(57)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
iTraxx Asia Ex-Japan 37 5-Year Index	1.000%	Quarterly	06/20/2027	$		19,400	$(93)	$96	$3	$0	$(18)
iTraxx Crossover 36 5-Year Index	5.000	Quarterly	12/20/2026		EUR	1,138,630	150,134	(48,102)	102,032	0	(2,203)
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027			1,621,900	112,723	20,841	133,564	0	(3,290)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025			227,500	5,616	(1,035)	4,581	0	(21)
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026			35,900	1,075	(404)	671	0	(4)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026			178,100	5,130	(1,930)	3,200	1	(15)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027			43,800	664	13	677	6	(4)

							$275,249	$(30,521)	$244,728	$7	$(5,555)

74	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.800%	Annual	03/10/2032	GBP	201,450	$(5,422)	$(15,032)	$(20,454)	$802	$0
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/11/2032		201,450	0	(20,460)	(20,460)	803	0
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/15/2032		513,100	(18,249)	(33,931)	(52,180)	2,049	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/10/2052		74,600	5,568	7,086	12,654	0	(843)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/11/2052		74,600	0	12,655	12,655	0	(843)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/15/2052		190,000	18,789	13,459	32,248	0	(2,149)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		1,149,000	239,254	9,136	248,390	0	(12,888)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	04/07/2022	JPY	3,837,000	0	(6)	(6)	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	04/22/2022		1,890,000	0	(2)	(2)	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	04/30/2022		6,560,000	0	(9)	(9)	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	05/12/2022		5,690,000	0	(8)	(8)	1	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	06/18/2022		96,888,000	0	147	147	0	(41)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	06/20/2022		10,731,600	0	(15)	(15)	6	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	09/20/2027		67,220,000	(3,452)	337	(3,115)	0	(1,861)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028		96,888,000	2,442	6,005	8,447	3,501	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		25,172,740	(1,859)	(1,026)	(2,885)	0	(1,137)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		5,746,000	900	175	1,075	0	(448)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Annual	02/08/2032		14,290,000	0	1,048	1,048	0	(1,144)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.202	Annual	02/08/2032		39,830,000	0	2,851	2,851	0	(3,189)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.225	Annual	02/09/2032		32,679,000	0	1,725	1,725	0	(2,619)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.253	Annual	02/10/2032		21,785,000	0	655	655	0	(1,749)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		9,685,000	(193)	(2,305)	(2,498)	0	(1,737)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	75

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800%	Semi-Annual	10/22/2038	JPY	1,890,000	$1	$(636)	$(635)	$0	$(362)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.705	Semi-Annual	10/31/2038		6,560,000	409	(1,757)	(1,348)	0	(1,250)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.785	Semi-Annual	11/12/2038		5,690,000	11	(1,780)	(1,769)	0	(1,095)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	12/20/2038		10,731,600	37	(2,770)	(2,733)	0	(2,085)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.538	Semi-Annual	03/15/2051		9,379,150	75	5,552	5,627	0	(3,529)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.556	Semi-Annual	03/15/2051		3,747,000	(9)	2,104	2,095	0	(1,413)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.350	Semi-Annual	03/17/2051		9,006,000	4,950	4,169	9,119	0	(3,311)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.557	Semi-Annual	03/17/2051		6,232,000	5	3,473	3,478	0	(2,351)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.570	Semi-Annual	03/19/2051		8,679,000	7	4,585	4,592	0	(3,280)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.572	Semi-Annual	04/07/2051		3,837,000	3	1,944	1,947	0	(1,452)
Receive(7)	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		1,570,000	(20)	(72)	(92)	0	(644)
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.400	Annual	12/07/2024		$6,077,200	1,834	(76,477)	(74,643)	0	(400)
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027		81,400	(148)	(2,281)	(2,429)	10	0
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032		216,400	(801)	(6,325)	(7,126)	692	0
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032		190,000	(893)	(4,971)	(5,864)	611	0
Receive	1-Year BRL-CDI	7.900	Maturity	01/02/2024	BRL	127,800	1,460	6	1,466	0	(24)
Pay	1-Year BRL-CDI	10.665	Maturity	01/02/2024		552,390	0	(1,987)	(1,987)	100	0
Pay	1-Year BRL-CDI	10.755	Maturity	01/02/2024		3,373,700	0	(11,143)	(11,143)	608	0
Pay	1-Year BRL-CDI	10.833	Maturity	01/02/2024		676,645	0	(2,077)	(2,077)	122	0
Pay	1-Year BRL-CDI	10.995	Maturity	01/02/2024		1,814,700	0	(4,530)	(4,530)	326	0
Pay	1-Year BRL-CDI	11.065	Maturity	01/02/2024		1,213,200	0	(2,646)	(2,646)	217	0
Pay	1-Year BRL-CDI	11.113	Maturity	01/02/2024		48,000	0	(99)	(99)	9	0
Pay	1-Year BRL-CDI	11.148	Maturity	01/02/2024		395,700	0	(756)	(756)	71	0
Receive	1-Year BRL-CDI	11.900	Maturity	01/02/2024		825,200	0	412	412	0	(147)
Receive	1-Year BRL-CDI	11.910	Maturity	01/02/2024		821,400	0	388	388	0	(146)
Receive	1-Year BRL-CDI	11.920	Maturity	01/02/2024		549,100	0	244	244	0	(98)
Receive	1-Year BRL-CDI	12.015	Maturity	01/02/2024		1,384,300	0	255	255	0	(245)
Receive	1-Year BRL-CDI	12.020	Maturity	01/02/2024		1,373,900	0	234	234	0	(244)
Receive	1-Year BRL-CDI	12.030	Maturity	01/02/2024		1,152,100	0	162	162	0	(204)
Receive	1-Year BRL-CDI	12.048	Maturity	01/02/2024		736,000	0	69	69	0	(130)
Receive	1-Year BRL-CDI	12.070	Maturity	01/02/2024		1,120,000	0	36	36	0	(198)
Pay	1-Year BRL-CDI	11.023	Maturity	01/02/2025		140,800	0	(158)	(158)	43	0
Pay	1-Year BRL-CDI	11.092	Maturity	01/02/2025		226,800	0	(187)	(187)	70	0
Pay	1-Year BRL-CDI	11.165	Maturity	01/02/2025		378,800	0	(314)	(314)	116	0
Pay	1-Year BRL-CDI	11.180	Maturity	01/02/2025		566,300	0	(435)	(435)	173	0
Pay	1-Year BRL-CDI	11.320	Maturity	01/02/2025		963,400	0	(211)	(211)	294	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		947,900	0	(95)	(95)	289	0

76	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	11.371%	Maturity	01/02/2025	BRL	788,800	$0	$(15)	$(15)	$241	$0
Pay	1-Year BRL-CDI	11.400	Maturity	01/02/2025		509,000	0	48	48	155	0
Pay	1-Year BRL-CDI	11.415	Maturity	01/02/2025		775,000	0	119	119	236	0
Pay	1-Year BRL-CDI	10.120	Maturity	01/04/2027		345,900	0	(1,965)	(1,965)	201	0
Pay	1-Year BRL-CDI	10.206	Maturity	01/04/2027		1,428,200	0	(7,352)	(7,352)	826	0
Pay	1-Year BRL-CDI	10.990	Maturity	01/04/2027		564,100	(198)	(193)	(391)	313	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		75,000	0	57	57	41	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025	CAD	266,300	291	(9,743)	(9,452)	168	0
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023		$1,819,100	(41,118)	60,352	19,234	515	0
Pay(7)	6-Month EUR-EURIBOR	0.750	Annual	06/15/2032	EUR	4,426,330	(168,192)	(58,265)	(226,457)	26,981	(55)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	04/07/2022	JPY	3,837,000	0	(7)	(7)	0	0
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	04/22/2022		1,890,000	0	(5)	(5)	0	0
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	04/30/2022		6,560,000	0	(17)	(17)	0	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	05/12/2022		5,690,000	0	(13)	(13)	0	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/18/2022		96,888,000	0	224	224	1	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/20/2022		10,731,600	0	(25)	(25)	0	0

							$35,482	$(132,389)	$(96,907)	$40,591	$(53,312)

Total Swap Agreements							$277,765	$(138,691)	$139,074	$40,654	$(59,145)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)			Market Value	Variation Margin Liability(8)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$26,696	$40,695	$67,391	$(19,141)	$(57,936)	$(59,152)	$(136,229)

(q)

Securities with an aggregate market value of $985,432 and cash of $21,315 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	77

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $41 and liability of $(7) for closed swap agreements is outstanding at period end.

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2022		AUD	189,424	$		141,779	$33	$0
	04/2022		CAD	100,193			78,276	0	(1,869)
	04/2022		HUF	14,692			42	0	(2)
	04/2022		MXN	1,754,435			86,370	0	(1,837)
	04/2022		PEN	79,424			18,986	0	(2,608)
	04/2022	$		1,279		DKK	8,097	0	(75)
	04/2022			3,307,174		EUR	2,964,562	0	(27,628)
	04/2022			8,693		JPY	1,079,500	174	0
	04/2022			21,496		PEN	79,424	99	0
	04/2022		ZAR	2,933,447	$		188,567	0	(11,722)
	05/2022		EUR	2,964,562			3,310,052	27,706	0
	05/2022	$		141,822		AUD	189,424	0	(27)
	05/2022			10,655		PEN	39,780	133	0
	06/2022		JPY	3,925,000	$		33,866	1,568	0
	06/2022		MXN	1,547,503			74,297	0	(2,519)
	06/2022	$		86		PLN	371	2	0
	06/2022		ZAR	674,199	$		44,102	0	(1,619)
	07/2022		DKK	1,210			181	1	0
	07/2022		JPY	34,570,000			284,129	0	(587)
	07/2022	$		84,956		MXN	1,754,435	1,881	0
	08/2022		PEN	22,480	$		5,706	0	(337)
	09/2022			198,226			51,317	0	(1,785)
	11/2022			31,864			7,705	0	(773)
	11/2022	$		73		ZAR	1,152	4	0
	11/2022		ZAR	8,432	$		540	0	(22)
BPS	04/2022		AUD	2,818			2,050	0	(58)
	04/2022		BRL	1,575,067			272,015	0	(58,808)
	04/2022		CAD	2,106			1,688	3	0
	04/2022		CLP	77,617,198			99,457	855	0
	04/2022		DKK	40,190			6,306	329	0
	04/2022		EUR	2,863,431			3,215,391	50,417	(2,696)
	04/2022		HUF	27,406			80	0	(3)
	04/2022		JPY	51,452,600			418,445	0	(4,198)
	04/2022	$		285,618		AUD	380,163	0	(1,142)
	04/2022			332,447		BRL	1,575,067	0	(1,623)
	04/2022			48,352		CLP	40,000,000	2,462	0
	04/2022			44,966		EUR	40,432	0	(238)
	04/2022			27,136		GBP	20,532	0	(164)
	04/2022			3,213		JPY	388,700	0	(20)
	04/2022			4,478		SEK	42,845	79	0

78	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	05/2022			TWD	18,366	$		655	$13	$0
	05/2022		$		190		IDR	2,732,089	0	0
	05/2022				1,034		TWD	29,238	0	(12)
	05/2022				70		ZAR	1,101	5	0
	06/2022			CLP	143,183,996	$		174,824	0	(4,966)
	06/2022			ILS	13,578			4,176	0	(88)
	06/2022		$		50,617		CLP	39,804,638	0	(712)
	06/2022				66		SGD	90	0	0
	07/2022			BRL	168,237	$		29,326	0	(5,099)
	07/2022		$		126,967		BRL	671,400	10,417	0
	07/2022				47,456		CLP	37,812,561	0	(105)
	08/2022				186		ZAR	2,969	13	0
	09/2022				655		TWD	18,196	0	(14)
	11/2022				209		ZAR	3,363	15	0
BRC	04/2022			EUR	97,221	$		109,339	1,788	0
	04/2022			GBP	1,453,071			1,943,911	35,084	0
	04/2022		$		1,854,939		GBP	1,411,900	301	(498)
	05/2022			GBP	1,385,380	$		1,819,271	0	(284)
	05/2022		$		45,026		EUR	40,432	0	(260)
	05/2022			ZAR	1,739,022	$		109,634	0	(8,741)
BSH	04/2022			BRL	2,171,961			458,432	2,239	0
	04/2022		$		413,027		BRL	2,171,961	43,167	0
	07/2022			BRL	5,099,463	$		904,464	0	(139,001)
	07/2022		$		649,891		BRL	3,456,830	57,453	0
	10/2022			BRL	6,645,000	$		1,159,191	0	(165,715)
	10/2022		$		748,740		BRL	3,758,500	876	(233)
CBK	04/2022			DKK	51,400	$		8,042	397	0
	04/2022			ILS	240,394			73,523	0	(1,812)
	04/2022			JPY	44,899,500			370,300	1,486	0
	04/2022			PEN	187,035			50,242	0	(591)
	04/2022		$		587		DKK	3,719	0	(34)
	04/2022				82,083		MXN	1,754,435	6,123	0
	04/2022				27,219		PEN	101,691	421	0
	04/2022	«			8		RUB	637	0	(1)
	05/2022			PEN	161,696	$		39,577	0	(4,237)
	05/2022		$		38,495		PEN	146,335	1,154	0
	06/2022				161		CZK	3,732	7	0
	06/2022				3		ILS	9	0	0
	07/2022			ILS	63,503	$		19,829	0	(132)
	07/2022			PEN	354,243			88,699	0	(6,744)
	08/2022			ILS	55,497			17,067	0	(399)
	08/2022			PEN	600,058			149,266	0	(11,898)
	09/2022				151,580			39,605	0	(988)
	10/2022			ILS	532,620			166,025	4	(2,119)
	10/2022			PEN	200,000			49,502	0	(3,914)
	11/2022			ILS	24,295			7,706	15	0
	11/2022			PEN	234,265			59,012	0	(3,369)
	12/2022			ILS	93,086			29,555	92	(17)
	12/2022			PEN	191,475			48,269	0	(2,530)
	01/2023			ILS	59,784			18,943	1	(20)
DUB	04/2022		$		3,166		DKK	21,462	26	0
	04/2022	«			14		RUB	1,120	0	(1)
	04/2022			ZAR	968,531	$		61,116	0	(5,013)
	05/2022		$		957		PEN	3,568	11	0
	06/2022				47		PLN	213	4	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	79

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	07/2022			DKK	21,381	$		3,166	$0	$(25)
	10/2022			ILS	55,294			17,321	0	(135)
GLM	04/2022			HUF	28,912			81	0	(6)
	04/2022			ILS	444,755			135,472	0	(3,905)
	04/2022			PEN	172,480			45,655	0	(1,180)
	04/2022		$		134,389		MXN	2,912,403	11,680	0
	04/2022				45,665		PEN	172,480	1,199	0
	04/2022	«			47		RUB	3,562	0	(5)
	05/2022			KRW	3,720,692	$		3,015	0	(45)
	05/2022		$		677		TWD	19,142	0	(8)
	05/2022			ZAR	2,330,151	$		146,768	0	(11,845)
	06/2022		$		1,484		MYR	6,243	0	(6)
	06/2022			ZAR	1,447,612	$		94,467	0	(3,702)
	07/2022			BRL	165,220			28,970	0	(4,838)
	07/2022		$		126,677		BRL	655,870	7,529	0
	10/2022			BRL	986,034	$		172,299	0	(24,300)
	10/2022		$		793,690		BRL	4,128,000	29,367	0
	11/2022			ILS	200,280	$		64,869	1,557	0
	11/2022		$		76		ZAR	1,220	5	0
HUS	04/2022			CAD	1,413	$		1,123	0	(7)
	04/2022			DKK	10,040			1,566	73	0
	04/2022			EUR	183,630			201,875	0	(1,266)
	04/2022			GBP	68,017			90,571	1,220	0
	04/2022	«		RUB	9,188			118	10	0
	04/2022		$		198,376		EUR	179,720	439	0
	04/2022				94,288		GBP	71,285	11	(656)
	04/2022	«			12		RUB	914	0	(1)
	05/2022				146,959		NOK	1,307,105	1,448	0
	06/2022			JPY	311,000	$		2,682	122	0
	10/2022			ILS	36,005			11,357	0	(9)
IND	04/2022			ZAR	963,803			61,797	0	(4,010)
	06/2022		$		47,995		CLP	40,000,000	2,300	0
JPM	04/2022			BRL	887,040	$		153,122	0	(33,190)
	04/2022			DKK	31,870			5,006	266	0
	04/2022			ILS	26,785			8,371	0	(23)
	04/2022		$		182,953		BRL	887,040	3,996	(637)
	04/2022			ZAR	2,624,412	$		167,109	0	(12,080)
	05/2022			TWD	21,751			775	14	0
	05/2022		$		2,728		CLP	2,168,273	4	0
	05/2022				236		IDR	3,382,112	0	0
	05/2022				2,554		INR	197,290	28	0
	05/2022				477,601		NOK	4,252,885	5,265	0
	06/2022				208		CZK	4,810	8	0
	07/2022			BRL	214,806	$		39,090	0	(4,864)
	07/2022		$		163,061		BRL	863,626	13,657	0
	09/2022			ILS	89,807	$		28,182	0	(129)
	09/2022		$		775		TWD	21,546	0	(16)
	10/2022			BRL	552,863	$		95,420	0	(14,812)
MBC	04/2022			PEN	153,716			40,833	0	(873)
	04/2022		$		40,876		PEN	153,716	863	0
	05/2022				197		IDR	2,833,241	1	0
	05/2022				1,425		INR	110,304	19	0
	05/2022				17,830		PEN	66,461	192	0
MYI	04/2022			AUD	4,361	$		3,122	0	(142)
	04/2022			BRL	169,391			34,877	22	(723)
	04/2022			CAD	2,127			1,672	0	(29)
	04/2022			PEN	64,869			17,325	0	(300)
	04/2022		$		32,619		BRL	169,391	2,960	0
	04/2022				14,476		DKK	96,314	68	(220)
	04/2022				20,111		GBP	15,248	0	(80)

80	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	05/2022			TWD	8,875	$		315	$5	$0
	05/2022		$		30,233		BRL	148,514	712	0
	05/2022				192		IDR	2,745,702	0	(1)
	05/2022				568		TWD	16,022	0	(7)
	06/2022				46		SGD	63	0	0
	07/2022			DKK	71,863	$		10,660	0	(64)
	09/2022		$		315		TWD	8,795	0	(5)
RBC	04/2022				1,743		CAD	2,216	30	0
	06/2022			MXN	3,105,548	$		150,760	0	(3,396)
SCX	04/2022		$		45,104		CLP	37,617,198	2,684	0
	04/2022				2,805		GBP	2,123	0	(17)
	04/2022				1,040,605		JPY	119,770,781	0	(56,780)
	04/2022				1,344		PEN	5,088	37	0
	04/2022	«			12		RUB	892	0	(1)
	05/2022				1,991		INR	154,386	29	0
	05/2022				21,354		JPY	2,590,318	0	(64)
	05/2022				13,100		PEN	48,837	143	0
	06/2022			JPY	1,517,934	$		13,096	605	0
	06/2022		$		45		SGD	61	0	0
	08/2022			ZAR	2,969	$		192	0	(8)
	11/2022			PEN	103,367			24,958	0	(2,529)
	12/2022				68,881			16,451	0	(1,851)
SOG	05/2022			CNH	1,313,234			205,146	0	(934)
	06/2022			ILS	9,282			2,852	0	(63)
	06/2022		$		286		CZK	6,821	20	0
SSB	04/2022			CAD	22,064	$		17,215	0	(434)
TOR	04/2022			AUD	26,549			19,053	0	(814)
	04/2022			CAD	97,251			75,826	0	(1,965)
	04/2022		$		178,213		CAD	222,820	77	(57)
	05/2022			CAD	222,855	$		178,213	56	(79)
UAG	04/2022			AUD	157,012			117,979	487	0
	04/2022			JPY	22,291,500			183,244	137	0
	04/2022	«	$		24		RUB	1,894	0	(2)
	05/2022				118,014		AUD	157,012	0	(482)
	05/2022				301,506		NOK	2,684,399	3,277	0
	06/2022			JPY	35,057,066	$		302,518	14,041	0
	06/2022		$		49,569		CLP	40,000,000	580	0
	06/2022			ZAR	610,708	$		39,181	0	(2,234)
	11/2022		$		172		ZAR	2,697	8	0

Total Forward Foreign Currency Contracts									$354,109	$(687,761)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.385%	06/06/2022	62,700	$664	$485
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	102,000	11,604	31,572
JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	92,900	10,199	28,755

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	81

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.436%	06/06/2022	186,200	$1,797	$1,219
NGF	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.943	06/06/2022	33,792	306	282

							$24,570	$62,313

Total Purchased Options							$24,570	$62,313

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	6.000%	06/15/2022	383,125	$(4,196)	$(1,009)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	$(1,710)	$(161)
JPM	Cap - OTC CPURNSA	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	0
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	0

						$(3,175)	$(161)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.185%	04/13/2022	406,000	$(1,289)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.635	04/13/2022	406,000	(1,289)	(11,866)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	63,800	(329)	(1,024)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	306,000	(11,328)	(49,559)
BRC	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	214,200	(1,749)	(4,555)
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.240	04/14/2022	406,000	(1,355)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.690	04/14/2022	406,000	(1,355)	(10,825)

82	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.283%	04/20/2022	307,500	$(1,062)	$(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.783	04/20/2022	307,500	(1,062)	(6,959)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	8,300	(34)	(5)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	8,300	(34)	(73)
DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	64,200	(250)	(81)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	64,200	(250)	(591)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.443	04/19/2022	406,700	(2,633)	(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.943	04/19/2022	406,700	(2,633)	(7,712)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	6,090,200	(12,132)	(231)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	6,090,200	(12,132)	(100,449)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/13/2022	1,180,200	(2,124)	(233)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	06/13/2022	1,180,200	(2,124)	(8,762)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	251,800	(893)	(119)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	251,800	(985)	(2,099)
JPM	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	153,600	(877)	(2,887)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	278,700	(10,024)	(45,137)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	06/13/2022	1,205,900	(4,583)	(925)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/13/2022	1,205,900	(4,583)	(16,768)
NGF	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.317	04/13/2022	460,000	(2,680)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.817	04/13/2022	460,000	(2,680)	(13,011)

							$(82,469)	$(283,885)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	83

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	$99.359	05/05/2022	136,000	$(531)	$(2,732)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.516	06/06/2022	117,000	(649)	(535)
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	96.406	06/06/2022	93,800	(583)	(733)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.617	06/06/2022	4,700	(28)	(59)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	98.406	06/06/2022	93,800	(498)	(649)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.617	06/06/2022	4,700	(21)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.391	05/05/2022	29,000	(134)	(24)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	36,000	(166)	(27)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	29,000	(131)	(19)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	55,600	(174)	(1,425)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	30,000	(159)	(470)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	30,000	(159)	(501)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	15,000	(80)	(271)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	31,500	(182)	(182)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	31,500	(133)	(133)
MSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.453	06/06/2022	107,500	(638)	(1,270)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.453	06/06/2022	107,500	(470)	(373)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.531	05/05/2022	150,000	(832)	(2,109)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.625	05/05/2022	107,000	(594)	(1,572)
SAL	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	34,000	(125)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.199	04/06/2022	10,000	(46)	(337)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.625	04/06/2022	60,000	(225)	(1,313)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	28,700	(109)	(637)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.734	04/06/2022	28,000	(114)	(643)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.000	04/06/2022	56,000	(228)	(1,435)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.344	04/06/2022	55,000	(206)	(1,598)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.391	04/06/2022	23,000	(86)	(679)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	62,300	(253)	(1,850)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.484	04/06/2022	69,000	(261)	(2,102)

84	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	$98.500	04/06/2022	37,500	$(152)	$(1,148)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.531	04/06/2022	26,000	(101)	(804)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.563	04/06/2022	15,800	(59)	(494)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.188	04/06/2022	48,000	(195)	(1,800)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.734	04/06/2022	28,000	(79)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	100.000	04/06/2022	56,000	(151)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.344	05/05/2022	39,000	(226)	(597)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.344	05/05/2022	39,000	(177)	(33)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	10,600	(51)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.523	05/05/2022	37,000	(169)	(27)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	99.008	05/05/2022	14,000	(59)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	96.031	06/06/2022	52,800	(322)	(322)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	11,000	(31)	(333)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	35,000	(181)	(552)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.047	05/05/2022	15,000	(70)	(265)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.539	05/05/2022	39,000	(183)	(840)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.594	05/05/2022	11,000	(43)	(242)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	35,000	(131)	(30)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	102.141	04/06/2022	15,000	(25)	(292)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.000	05/05/2022	6,000	(9)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.328	06/06/2022	382,800	(1,824)	(1,568)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	60,400	(349)	(349)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.500	06/06/2022	52,000	(219)	(418)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	60,400	(255)	(255)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	101.500	06/06/2022	52,000	(154)	(84)

					$(13,030)	$(34,177)

Total Written Options					$(102,870)	$(319,232)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	85

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	12/20/2026	1.767%	$15,105	$(541)	$40	$0	$(501)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	90,600	(4,512)	831	0	(3,681)
BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	30,300	(1,453)	138	0	(1,315)
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.784	2,200	6	14	20	0
BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	51,735	(2,378)	664	0	(1,714)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	8,500	(413)	68	0	(345)
CBK	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.195	10,000	23	156	179	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	48,000	(2,348)	758	0	(1,590)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	53,100	(2,713)	556	0	(2,157)
DUB	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	9,100	(406)	36	0	(370)
GST	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.195	65,000	200	965	1,165	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	7,295	(341)	99	0	(242)

86	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Colombia Government International Bond	1.000%	Quarterly	06/20/2027	1.919%	$48,686	$(2,278)	$165	$0	$(2,113)
	Ohio State General Obligation Bonds, Series 2007	1.000	Quarterly	09/20/2024	0.153	10,000	102	107	209	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.050	127,400	(5,478)	5,379	0	(99)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	20,000	(961)	148	0	(813)
JPM	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	34,235	(1,713)	579	0	(1,134)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	4,900	(189)	(24)	0	(213)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.907	800	(40)	42	2	0
MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.195	10,000	15	164	179	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	35,174	(1,988)	461	0	(1,527)
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.909	2,000	6	3	9	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009	4,500	(15)	14	0	(1)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	424,700	(20,209)	2,955	0	(17,254)

							$(47,624)	$14,318	$1,763	$(35,069)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	87

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$6,855	$(1,807)	$1,876	$69	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.060%	Maturity	04/08/2022	$260,000	$0	$7,948	$7,948	$0
	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.300	Maturity	04/21/2022	250,000	0	(5,808)	0	(5,808)

								$0	$2,140	$7,948	$(5,808)

Total Swap Agreements								$(49,431)	$18,334	$9,780	$(40,877)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$31,601	$485	$0	$32,086	$(53,410)	$(3,267)	$(4,182)	$(60,859)	$(28,773)	$29,378	$605
BPS	64,608	31,572	20	96,200	(79,946)	(62,449)	(1,315)	(143,710)	(47,510)	74,683	27,173
BRC	37,173	0	69	37,242	(9,783)	(5,564)	(2,059)	(17,406)	19,836	(19,520)	316
BSH	103,735	0	0	103,735	(304,949)	0	0	(304,949)	(201,214)	204,488	3,274
CBK	9,700	0	179	9,879	(38,805)	(18,025)	(3,747)	(60,577)	(50,698)	44,400	(6,298)
DUB	41	0	0	41	(5,174)	(8,395)	(370)	(13,939)	(13,898)	15,995	2,097
GLM	51,337	0	0	51,337	(49,840)	(111,893)	0	(161,733)	(110,396)	119,383	8,987
GSC	0	0	0	0	0	0	0	0	0	118	118
GST	0	0	1,374	1,374	0	0	(3,267)	(3,267)	(1,893)	1,236	(657)
HUS	3,323	0	0	3,323	(1,939)	0	0	(1,939)	1,384	(250)	1,134
IND	2,300	0	0	2,300	(4,010)	0	0	(4,010)	(1,710)	2,493	783
JPM	23,238	28,755	2	51,995	(65,751)	(52,531)	(1,347)	(119,629)	(67,634)	57,879	(9,755)
MBC	1,075	0	0	1,075	(873)	0	0	(873)	202	(4,970)	(4,768)
MSC	0	0	0	0	0	(5,324)	0	(5,324)	(5,324)	6,307	983
MYC	0	1,219	8,136	9,355	0	(17,693)	(24,590)	(42,283)	(32,928)	28,664	(4,264)
MYI	3,767	0	0	3,767	(1,571)	0	0	(1,571)	2,196	(2,450)	(254)
NGF	0	282	0	282	0	(13,012)	0	(13,012)	(12,730)	14,546	1,816
RBC	30	0	0	30	(3,396)	0	0	(3,396)	(3,366)	3,419	53
SAL	0	0	0	0	0	(21,079)	0	(21,079)	(21,079)	21,190	111
SCX	3,498	0	0	3,498	(61,250)	0	0	(61,250)	(57,752)	59,395	1,643
SOG	20	0	0	20	(997)	0	0	(997)	(977)	791	(186)
SSB	0	0	0	0	(434)	0	0	(434)	(434)	302	(132)
TOR	133	0	0	133	(2,915)	0	0	(2,915)	(2,782)	2,996	214
UAG	18,530	0	0	18,530	(2,718)	0	0	(2,718)	15,812	(23,434)	(7,622)

Total Over the Counter	$354,109	$62,313	$9,780	$426,202	$(687,761)	$(319,232)	$(40,877)	$(1,047,870)

88	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

(s)

Securities with an aggregate market value of $687,860 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26,696	$26,696
Swap Agreements	0	104	0	0	40,591	40,695

	$0	$104	$0	$0	$67,287	$67,391

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$354,109	$0	$354,109
Purchased Options	0	0	0	0	62,313	62,313
Swap Agreements	0	1,832	0	0	7,948	9,780

	$0	$1,832	$0	$354,109	$70,261	$426,202

	$0	$1,936	$0	$354,109	$137,548	$493,593

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	89

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$19,141	$19,141
Futures	0	0	0	0	57,936	57,936
Swap Agreements	0	5,840	0	0	53,312	59,152

	$0	$5,840	$0	$0	$130,389	$136,229

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$687,761	$0	$687,761
Written Options	0	1,009	0	0	318,223	319,232
Swap Agreements	0	35,069	0	0	5,808	40,877

	$0	$36,078	$0	$687,761	$324,031	$1,047,870

	$0	$41,918	$0	$687,761	$454,420	$1,184,099

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$11,216	$11,216
Futures	0	0	0	0	(948,508)	(948,508)
Swap Agreements	0	52,024	0	0	203,887	255,911

	$0	$52,024	$0	$0	$(733,405)	$(681,381)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$282,778	$0	$282,778
Purchased Options	0	0	0	0	(1,559)	(1,559)
Written Options	0	0	0	4,326	46,304	50,630
Swap Agreements	0	1,745	0	0	120,865	122,610

	$0	$1,745	$0	$287,104	$165,610	$454,459

	$0	$53,769	$0	$287,104	$(567,795)	$(226,922)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(6,536)	$(6,536)
Futures	0	0	0	0	60,102	60,102
Swap Agreements	0	(62,058)	0	0	(318,518)	(380,576)

	$0	$(62,058)	$0	$0	$(264,952)	$(327,010)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(662,110)	$0	$(662,110)
Purchased Options	0	0	0	0	4,914	4,914
Written Options	0	3,187	0	(1,499)	(182,950)	(181,262)
Swap Agreements	0	8,748	0	0	2,139	10,887

	$0	$11,935	$0	$(663,609)	$(175,897)	$(827,571)

	$0	$(50,123)	$0	$(663,609)	$(440,849)	$(1,154,581)

90	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$53,580	$600,155	$653,735
Corporate Bonds & Notes
Banking & Finance	0	10,054,458	34,948	10,089,406
Industrials	0	6,475,917	0	6,475,917
Utilities	0	2,496,330	0	2,496,330
Convertible Bonds & Notes
Banking & Finance	0	76	0	76
Municipal Bonds & Notes
California	0	32,736	0	32,736
Connecticut	0	206	0	206
Florida	0	9,046	0	9,046
Georgia	0	68,775	0	68,775
Illinois	0	1,565	0	1,565
New York	0	78,456	0	78,456
Ohio	0	3,724	0	3,724
Pennsylvania	0	7,145	0	7,145
Rhode Island	0	207	0	207
Texas	0	6,096	0	6,096
West Virginia	0	20,789	0	20,789
U.S. Government Agencies	0	16,365,831	0	16,365,831
U.S. Treasury Obligations	0	9,269,937	0	9,269,937
Non-Agency Mortgage-Backed Securities	0	8,849,606	196,337	9,045,943
Asset-Backed Securities	0	9,071,151	74,594	9,145,745
Sovereign Issues	0	2,565,034	0	2,565,034
Common Stocks
Consumer Discretionary	5	0	0	5
Preferred Securities
Financials	0	70,813	0	70,813
Utilities	0	0	598,610	598,610
Real Estate Investment Trusts
Real Estate	882	0	0	882
Short-Term Instruments
Certificates of Deposit	0	50,926	0	50,926
Commercial Paper	0	984,374	0	984,374
Repurchase Agreements	0	5,018,735	0	5,018,735
European Union Bill	0	6,530	0	6,530
Israel Treasury Bills	0	576,012	0	576,012
Japan Treasury Bills	0	619,336	0	619,336
U.S. Treasury Bills	0	2,316,092	0	2,316,092
U.S. Treasury Cash Management Bills	0	1,740,094	0	1,740,094

	$887	$76,813,577	$1,504,644	$78,319,108

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,710,425	$0	$0	$2,710,425

Total Investments	$2,711,312	$76,813,577	$1,504,644	$81,029,533

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(520,283)	$0	$(520,283)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	91

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$8,928	$58,422	$0	$67,350
Over the counter	0	426,192	10	426,202

	$8,928	$484,614	$10	$493,552

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(53,368)	(82,854)	0	(136,222)
Over the counter	(1,241)	(1,046,618)	(11)	(1,047,870)

	$(54,609)	$(1,129,472)	$(11)	$(1,184,092)

Total Financial Derivative Instruments	$(45,681)	$(644,858)	$(1)	$(690,540)

Totals	$2,665,631	$75,648,436	$1,504,643	$79,818,710

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$597,387	$227,519	$(234,651)	$315	$(5,465)	$15,049	$0	$0	$600,155	$(11,993)
Corporate Bonds & Notes
Banking & Finance	18,227	17,400	0	1	0	(680)	0	0	34,948	(680)
Non-Agency Mortgage-Backed Securities	186,833	186,639	(210,203)	1,107	44,936	(20,878)	10,435	(2,532)	196,337	(738)
Asset-Backed Securities	158,296	5,000	(67,452)	0	48	656	0	(21,954)	74,594	1,958
Preferred Securities
Utilities	612,610	9,411	(4,706)	0	0	(18,705)	0	0	598,610	(18,705)

	$1,573,353	$445,969	$(517,012)	$1,423	$39,519	$(24,558)	$10,435	$(24,486)	$1,504,644	$(30,158)
Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$10	$0	$0	$10	$10

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$0	$0	$(11)	$0	$0	$(11)	$(11)

Totals	$1,573,353	$445,969	$(517,012)	$1,423	$39,519	$(24,559)	$10,435	$(24,486)	$1,504,643	$(30,159)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$572,625	Discounted Cash Flow	Discount Rate	3.650 - 5.033	4.149
	27,530	Waterfall Recoverability	Recovery Value	100.000	—
Corporate Bonds & Notes
Banking & Finance	17,548	Discounted Cash Flow	Discount Rate	5.760	—
	17,400	Proxy Pricing	Base Price	100.000	—
Non-Agency Mortgage-Backed Securities	9,858	Other Valuation Techniques(3)	—	—	—
	186,479	Proxy Pricing	Base Price	95.266 - 105.672	95.266

92	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2022

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Asset-Backed Securities	$74,594	Proxy Pricing	Base Price	95.598 - 96.900	96.817
Preferred Securities
Utilities	598,610	Discounted Cash Flow	Discount Rate	4.043	—
Financial Derivative Instruments - Assets
Over the counter	10	Other Valuation Techniques(3)	—	—	—
Financial Derivative Instruments - Liabilities
Over the counter	(11)	Other Valuation Techniques(3)	—	—	—

Total	$1,504,643

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	93

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Total Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

94	PIMCO TOTAL RETURN FUND

March 31, 2022

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

ANNUAL REPORT	MARCH 31, 2022	95

Notes to Financial Statements (Cont.)

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

96	PIMCO TOTAL RETURN FUND

March 31, 2022

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using

ANNUAL REPORT	MARCH 31, 2022	97

Notes to Financial Statements (Cont.)

pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

98	PIMCO TOTAL RETURN FUND

March 31, 2022

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy   U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

ANNUAL REPORT	MARCH 31, 2022	99

Notes to Financial Statements (Cont.)

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and

100	PIMCO TOTAL RETURN FUND

March 31, 2022

dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset

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Notes to Financial Statements (Cont.)

prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed-through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant

102	PIMCO TOTAL RETURN FUND

March 31, 2022

changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Waterfall Recoverability model is based on liquidation or net asset value approaches. Typically this model would be used in distressed scenarios or when a business is worth more through the sale of individual assets than continuing as an operating business. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$3,528,405	$33,595	$(843,200)	$(2,728)	$(49,317)	$2,666,755	$33,596	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$2,886,835	$4,979,806	$(7,821,900)	$6,635	$(7,706)	$43,670	$4,506	$0

ANNUAL REPORT	MARCH 31, 2022	103

Notes to Financial Statements (Cont.)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private

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transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below

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Notes to Financial Statements (Cont.)

investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

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Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so to the extent the Fund invests in REITs, the Fund will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2022, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of

ANNUAL REPORT	MARCH 31, 2022	107

Notes to Financial Statements (Cont.)

FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date

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March 31, 2022

and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

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Notes to Financial Statements (Cont.)

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

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Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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Notes to Financial Statements (Cont.)

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds  use a specified exchange-traded fund as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit

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default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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Notes to Financial Statements (Cont.)

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

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credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under

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Notes to Financial Statements (Cont.)

which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

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Notes to Financial Statements (Cont.)

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on

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certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

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Notes to Financial Statements (Cont.)

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets

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on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post

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Notes to Financial Statements (Cont.)

additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.30%	0.30%	0.30%

(1)  PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for

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providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	MARCH 31, 2022	123

Notes to Financial Statements (Cont.)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $53,249.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$518,621	$86,643

†	A zero balance may reflect actual amounts rounding to less than one thousand.

124	PIMCO TOTAL RETURN FUND

March 31, 2022

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$179,994,712	$172,259,918	$13,858,756	$7,533,097

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,491,998	$15,325,534	1,239,447	$13,271,864

I-2	185,895	1,896,841	223,258	2,395,471

I-3	5,723	58,381	13,789	148,075

Administrative Class	46,528	477,143	47,223	505,074

Class A	95,547	980,116	196,928	2,110,795

Class C	2,734	28,075	12,595	135,480

Class R	9,235	94,788	17,803	191,166

ANNUAL REPORT	MARCH 31, 2022	125

Notes to Financial Statements (Cont.)

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	120,582	$1,232,374	274,361	$2,914,501

I-2	9,220	94,270	21,629	229,634

I-3	230	2,356	762	8,106

Administrative Class	3,542	36,209	8,995	95,519

Class A	13,265	135,675	37,827	401,595

Class C	325	3,330	2,702	28,670

Class R	1,096	11,210	3,558	37,766

Cost of shares redeemed

Institutional Class	(1,311,687)	(13,360,894)	(1,358,765)	(14,555,182)

I-2	(191,173)	(1,950,251)	(149,748)	(1,594,824)

I-3	(6,913)	(70,334)	(22,449)	(242,224)

Administrative Class	(49,574)	(505,530)	(58,693)	(627,951)

Class A	(216,564)	(2,226,419)	(178,227)	(1,905,078)

Class C	(14,391)	(147,456)	(67,864)	(726,798)

Class R	(19,239)	(196,460)	(23,927)	(255,868)

Net increase (decrease) resulting from Fund share transactions	176,379	$1,918,958	241,204	$2,565,791

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. BASIS FOR CONSOLIDATION

MLM 700, LLC, a Delaware limited liability company (the “Subsidiary”), was formed on May 7, 2018, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary, comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the MLM 700, LLC as of period end represented less than 0.1% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

126	PIMCO TOTAL RETURN FUND

March 31, 2022

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Total Return Fund	$0	$0	$(3,270,820)	$(7,440)	$(1,608,718)	$0	$(6,966)	$(4,893,944)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, partnerships, interest accrued on defaulted securities, and other debt adjustments.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	MARCH 31, 2022	127

Notes to Financial Statements (Cont.)

March 31, 2022

As of March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Total Return Fund	$771,164	$837,554

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Total Return Fund	$83,092,195	$1,469,649	$(4,721,918)	$(3,252,269)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, partnerships, interest accrued on defaulted securities, and other debt adjustments.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Total Return Fund	$1,614,348	$0	$0	$3,328,809	$620,535	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

128	PIMCO TOTAL RETURN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Total Return Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2022, the related consolidated statement of operations for the year ended March 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2022	129

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co. LLC.
BRC	Barclays Bank PLC	MSR	Morgan Stanley & Co LLC FICC Repo
BSH	Banco Santander S.A. - New York Branch	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
DUB	Deutsche Bank AG	NGF	Nomura Global Financial Products, Inc.
FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada
GLM	Goldman Sachs Bank USA	SAL	Citigroup Global Markets, Inc.
GSC	Goldman Sachs & Co. LLC	SCX	Standard Chartered Bank, London
GST	Goldman Sachs International	SOG	Societe Generale Paris
HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC
JML	JP Morgan Securities Plc	TOR	The Toronto-Dominion Bank
JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
JPS	J.P. Morgan Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CLP	Chilean Peso	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CZK	Czech Koruna	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR03M	3 Month USD-LIBOR
BBSW3M	3 Month Bank Bill Swap Rate	MUTKCALM	Tokyo Overnight Average Rate
BP0003M	3 Month GBP-LIBOR	PRIME	Daily US Prime Rate
CDX.HY	Credit Derivatives Index - High Yield	SOFR	Secured Overnight Financing Rate
COF 11	Cost of Funds - 11th District of San Francisco	SOFRINDX	Secured Overnight Financing Rate Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	US0003M	ICE 3-Month USD LIBOR
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.
CR	Custodial Receipts

130	PIMCO TOTAL RETURN FUND

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
BABs	Build America Bonds	PIK	Payment-in-Kind
CDI	Brazil Interbank Deposit Rate	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	RMBS	Residential Mortgage-Backed Security
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

ANNUAL REPORT	MARCH 31, 2022	131

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends
PIMCO Total Return Fund	2.51%	2.51%	$1,614,348	$0	$1,347,490

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Total Return Fund	0%

132	PIMCO TOTAL RETURN FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2022	133

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

134	PIMCO TOTAL RETURN FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2022	135

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

136	PIMCO TOTAL RETURN FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2022	137

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

138	PIMCO TOTAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3016AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

PIMCO TRENDS Managed Futures Strategy Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world.

Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

2	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

ANNUAL REPORT	MARCH 31, 2022	3

Chairman’s Letter (Cont.)

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3 and Class A, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The

6	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status

PIMCO TRENDS Managed Futures Strategy Fund	12/31/13	12/31/13	12/31/13	04/27/18	12/31/13	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically

ANNUAL REPORT	MARCH 31, 2022	7

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

8	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2022	9

PIMCO TRENDS Managed Futures Strategy Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	Fund Inception (12/31/13)
PIMCO TRENDS Managed Futures Strategy Fund Institutional Class	21.67%	8.38%	6.40%
PIMCO TRENDS Managed Futures Strategy Fund I-2	21.47%	8.23%	6.25%
PIMCO TRENDS Managed Futures Strategy Fund I-3	21.37%	8.22%	6.24%
PIMCO TRENDS Managed Futures Strategy Fund Class A	21.14%	7.92%	5.98%
PIMCO TRENDS Managed Futures Strategy Fund Class A (adjusted)	14.48%	6.71%	5.26%
3 Month USD LIBOR	0.18%	1.37%	1.00%
Lipper Alternative Managed Futures Funds Average	13.10%	3.50%	3.03%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.65% for the Institutional Class shares, 1.75% for I-2 shares, 1.85% for I-3 shares and 2.05% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Institutional Class - PQTIX	I-2 - PQTPX	I-3 - PQTNX
Class A - PQTAX

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	89.9%
Corporate Bonds & Notes	6.5%
Commodities	1.6%
U.S. Government Agencies	0.4%
Other	1.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO TRENDS Managed Futures Strategy Fund seeks positive, risk-adjusted returns, consistent with prudent investment management, by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund’s investment strategy represents a composite of financial and commodity derivatives designed to provide exposure to global financial market and commodity price trends. Within the strategy’s allocations, contracts are positioned either long or short based on various characteristics related to their prices. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long positions in energy commodities and industrial metals, notably natural gas, nickel, gasoline, coal, and gasoil contributed to performance, as energy and industrial metals markets rallied.

»	Short positions in global interest rates, particularly in Polish, Hungarian, and Czech interest rates, contributed to performance, as rates rose.
»	Short positions in the Swiss franc, British pound sterling, and Hungarian forint against the U.S. dollar detracted from performance, due to price reversals.

»	Long positions in precious metals, notably palladium, gold, and platinum detracted from performance, due to precious metal price reversals.

ANNUAL REPORT	MARCH 31, 2022	11

Expense Example PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,090.30	$7.77	$1,000.00	$1,017.50	$7.49	1.49%
I-2	1,000.00	1,088.50	8.28	1,000.00	1,017.00	8.00	1.59
I-3	1,000.00	1,088.10	8.54	1,000.00	1,016.75	8.25	1.64
Class A	1,000.00	1,086.80	9.83	1,000.00	1,015.51	9.50	1.89

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Benchmark Description

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	13

Financial Highlights PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2022	$10.61	$(0.13)	$2.38	$2.25	$(0.25)	$(0.13)	$0.00	$(0.38)

03/31/2021	10.61	(0.09)	0.59	0.50	(0.44)	(0.06)	0.00	(0.50)

03/31/2020	9.87	0.09	0.88	0.97	(0.23)	0.00	0.00	(0.23)

03/31/2019	9.53	0.13	0.28	0.41	(0.07)	0.00	0.00	(0.07)

03/31/2018	9.36	0.07	0.12	0.19	0.00	0.00	(0.02)	(0.02)

I-2

03/31/2022	10.58	(0.14)	2.37	2.23	(0.24)	(0.13)	0.00	(0.37)

03/31/2021	10.59	(0.11)	0.59	0.48	(0.43)	(0.06)	0.00	(0.49)

03/31/2020	9.86	0.07	0.88	0.95	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.51	0.12	0.29	0.41	(0.06)	0.00	0.00	(0.06)

03/31/2018	9.36	0.06	0.11	0.17	0.00	0.00	(0.02)	(0.02)

I-3

03/31/2022	10.60	(0.16)	2.39	2.23	(0.24)	(0.13)	0.00	(0.37)

03/31/2021	10.60	(0.10)	0.58	0.48	(0.42)	(0.06)	0.00	(0.48)

03/31/2020	9.87	0.08	0.86	0.94	(0.21)	0.00	0.00	(0.21)

04/27/2018 - 03/31/2019	9.40	0.12	0.41	0.53	(0.06)	0.00	0.00	(0.06)

Class A

03/31/2022	10.49	(0.18)	2.36	2.18	(0.21)	(0.13)	0.00	(0.34)

03/31/2021	10.50	(0.12)	0.57	0.45	(0.40)	(0.06)	0.00	(0.46)

03/31/2020	9.78	0.06	0.85	0.91	(0.19)	0.00	0.00	(0.19)

03/31/2019	9.44	0.09	0.28	0.37	(0.03)	0.00	0.00	(0.03)

03/31/2018	9.30	0.03	0.12	0.15	0.00	0.00	(0.01)	(0.01)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

14	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$12.48	21.48%	$2,211,453	1.46%		1.70%		1.40%		1.64%		(1.15)%	35%

10.61	5.00	888,307	1.40		1.65		1.37		1.62		(0.86)	48

10.61	9.96	617,532	1.37		1.69		1.28		1.60		0.94	18

9.87	4.27	494,751	1.26		1.62		1.22		1.58		1.33	30

9.53	2.08	352,415	1.17		1.56		1.15		1.54		0.69	58

12.44	21.37	395,122	1.56		1.80		1.50		1.74		(1.24)	35

10.58	4.85	103,899	1.50		1.75		1.47		1.72		(1.05)	48

10.59	9.83	26,567	1.47		1.79		1.38		1.70		0.71	18

9.86	4.29	2,615	1.36		1.72		1.32		1.68		1.22	30

9.51	1.81	1,882	1.27		1.66		1.25		1.64		0.59	58

12.46	21.27	67,409	1.61		1.90		1.55		1.84		(1.35)	35

10.60	4.87	13,869	1.55		1.85		1.52		1.82		(1.01)	48

10.60	9.74	8,468	1.52		1.89		1.43		1.80		0.80	18

9.87	5.63	7,900	1.41	*	1.82	*	1.37	*	1.78	*	1.36 *	30

12.33	21.04	84,948	1.86		2.10		1.80		2.04		(1.56)	35

10.49	4.56	30,969	1.80		2.05		1.77		2.02		(1.15)	48

10.50	9.51	53,242	1.77		2.09		1.68		2.00		0.59	18

9.78	3.93	52,416	1.66		2.02		1.62		1.98		0.92	30

9.44	1.56	57,500	1.57		1.96		1.55		1.94		0.30	58

ANNUAL REPORT	MARCH 31, 2022	15

Consolidated Statement of Assets and Liabilities PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,500,651
Investments in Affiliates	221,403

Financial Derivative Instruments
Exchange-traded or centrally cleared	41,150
Over the counter	157,311
Cash	1
Deposits with counterparty	44,529
Foreign currency, at value	21,182
Receivable for investments sold	837
Receivable for Fund shares sold	36,005
Interest and/or dividends receivable	680
Dividends receivable from Affiliates	123
Reimbursement receivable from PIMCO	607

Total Assets	3,024,479

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$58,511
Over the counter	106,417
Payable for investments purchased	29,354
Payable for investments in Affiliates purchased	123
Deposits from counterparty	64,962
Payable for Fund shares redeemed	2,406
Accrued investment advisory fees	2,981
Accrued supervisory and administrative fees	779
Accrued servicing fees	14

Total Liabilities	265,547

Net Assets	$2,758,932

Net Assets Consist of:

Paid in capital	$2,423,753
Distributable earnings (accumulated loss)	335,179

Net Assets	$2,758,932

Cost of investments in securities	$2,515,929
Cost of investments in Affiliates	$224,058
Cost of foreign currency held	$21,154
Cost or premiums of financial derivative instruments, net	$50,913

* Includes repurchase agreements of:	$462,537

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2022

Net Assets:

Institutional Class	$2,211,453
I-2	395,122
I-3	67,409
Class A	84,948

Shares Issued and Outstanding:

Institutional Class	177,182
I-2	31,772
I-3	5,410
Class A	6,891

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.48
I-2	12.44
I-3	12.46
Class A	12.33

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2022	17

Consolidated Statement of Operations PIMCO TRENDS Managed Futures Strategy Fund

Year Ended March 31, 2022
(Amounts in thousands†)

Investment Income:

Interest	$1,818
Dividends from Investments in Affiliates	3,341
Total Income	5,159

Expenses:

Investment advisory fees	22,004
Supervisory and administrative fees	5,621
Distribution and/or servicing fees - Class A	119
Trustee fees	7
Interest expense	1,030
Miscellaneous expense	82
Total Expenses	28,863
Waiver and/or Reimbursement by PIMCO	(3,990)
Net Expenses	24,873

Net Investment Income (Loss)	(19,714)

Net Realized Gain (Loss):

Investments in securities	(1,924)
Investments in Affiliates	(98)
Exchange-traded or centrally cleared financial derivative instruments	212,117 (1)
Over the counter financial derivative instruments	(44,972)
Foreign currency	(10,374)

Net Realized Gain (Loss)	154,749

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(17,442)
Investments in Affiliates	(3,507)
Exchange-traded or centrally cleared financial derivative instruments	170,354
Over the counter financial derivative instruments	44,391
Foreign currency assets and liabilities	(1,460)

Net Change in Unrealized Appreciation (Depreciation)	192,336

Net Increase (Decrease) in Net Assets Resulting from Operations	$327,371

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes $218 reimbursement by the Adviser. See Note 10 in the Notes to Financial Statements.

18	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(19,714)	$(6,929)
Net realized gain (loss)	154,749	68,699
Net change in unrealized appreciation (depreciation)	192,336	(15,187)

Net Increase (Decrease) in Net Assets Resulting from Operations	327,371	46,583

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(51,105)	(31,423)
I-2	(7,130)	(2,365)
I-3	(774)	(510)
Class A	(1,547)	(1,805)

Total Distributions(a)	(60,556)	(36,103)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,455,073	320,755

Total Increase (Decrease) in Net Assets	1,721,888	331,235

Net Assets:

Beginning of year	1,037,044	705,809
End of year	$2,758,932	$1,037,044

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	19

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.7%

CORPORATE BONDS & NOTES 6.4%

BANKING & FINANCE 2.7%

Athene Global Funding
2.192% (US0003M + 1.230%) due 07/01/2022 ~	$1,000	$1,002

Bank of Nova Scotia
1.228% (SOFRINDX + 0.960%) due 03/11/2024 ~	10,000	10,044

Ford Motor Credit Co. LLC
3.087% due 01/09/2023	1,200	1,203

Goldman Sachs Group, Inc.
1.214% (US0003M + 0.750%) due 02/23/2023 ~	6,600	6,614
1.217% due 12/06/2023	1,200	1,172

JPMorgan Chase & Co.
3.875% due 02/01/2024	10,000	10,217

Lloyds Bank PLC
2.250% due 08/14/2022	4,000	4,007

Mitsubishi UFJ Financial Group, Inc.
1.048% (US0003M + 0.790%) due 07/25/2022 ~	3,400	3,406
1.127% (US0003M + 0.860%) due 07/26/2023 ~	400	402

Mizuho Financial Group, Inc.
1.081% (US0003M + 0.840%) due 07/16/2023 ~	4,500	4,506
1.128% (US0003M + 0.630%) due 05/25/2024 ~	5,800	5,801
1.220% (US0003M + 0.610%) due 09/08/2024 ~	1,800	1,799
1.625% (US0003M + 0.880%) due 09/11/2022 ~	2,600	2,606

Nationwide Building Society
1.700% due 02/13/2023	6,800	6,784

Nordea Bank Abp
1.448% (US0003M + 0.940%) due 08/30/2023 ~	200	201

PNC Financial Services Group, Inc.
2.200% due 11/01/2024	6,000	5,934

Sumitomo Mitsui Financial Group, Inc.
1.018% (US0003M + 0.780%) due 07/12/2022 ~	2,500	2,504

Toronto-Dominion Bank
1.175% (SOFRRATE + 0.910%) due 03/08/2024 ~	6,000	6,028

Toyota Motor Credit Corp.
0.869% due 05/17/2022 •	600	600

		74,830

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.7%

BAT Capital Corp.
1.386% (US0003M + 0.880%) due 08/15/2022 ~	$2,000	$2,002

Charter Communications Operating LLC
4.464% due 07/23/2022	25,300	25,395

Daimler Trucks Finance North America LLC
0.765% (SOFRRATE + 0.500%) due 06/14/2023 ~	7,000	6,980

eBay, Inc.
2.750% due 01/30/2023	1,600	1,611

Magallanes, Inc.
2.054% (SOFRINDX + 1.780%) due 03/15/2024 ~	3,700	3,735
3.428% due 03/15/2024	2,500	2,515

QUALCOMM, Inc.
1.029% (US0003M + 0.730%) due 01/30/2023 ~	500	503

Reckitt Benckiser Treasury Services PLC
1.514% (US0003M + 0.560%) due 06/24/2022 ~	500	501

Time Warner Entertainment Co. LP
8.375% due 03/15/2023	4,393	4,627

		47,869

UTILITIES 2.0%

AT&T, Inc.
3.000% due 06/30/2022	1,100	1,101

Atmos Energy Corp.
1.023% (US0003M + 0.380%) due 03/09/2023 ~	5,200	5,194

NextEra Energy Capital Holdings, Inc.
0.750% (US0003M + 0.270%) due 02/22/2023 ~	20,000	19,934

Pacific Gas & Electric Co.
1.750% due 06/16/2022	19,000	18,981

Southern California Edison Co.
0.702% (SOFRRATE + 0.470%) due 12/02/2022 ~	9,200	9,202

		54,412

Total Corporate Bonds & Notes (Cost $177,896)		177,111

U.S. GOVERNMENT AGENCIES 0.4%

Fannie Mae
0.456% due 12/25/2044 •	1,139	1,140
0.556% due 07/25/2046 ~	1,920	1,926
0.907% due 07/25/2049 •	2,285	2,295

Freddie Mac
0.456% due 03/15/2037 - 08/15/2042 •	3,962	3,867
0.797% due 11/15/2043 •	806	809
0.947% due 01/15/2042 •	233	236

20	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
0.706% due 12/20/2068 •		$1,051	$1,027
0.736% due 03/20/2065 •		618	618

Total U.S. Government Agencies (Cost $12,023)			11,918

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%

OBX Trust
2.305% due 11/25/2061 ~		8,103	7,859

Residential Mortgage Securities PLC
1.547% due 06/20/2070 •	GBP	1,084	1,435

Trinity Square PLC
0.936% due 07/15/2059 •		11,957	15,698

Total Non-Agency Mortgage-Backed Securities (Cost $25,628)			24,992

ASSET-BACKED SECURITIES 0.2%

GoldenTree Loan Management U.S. CLO Ltd.
1.164% due 11/20/2030 •		$4,000	3,959

SLC Student Loan Trust
0.936% due 03/15/2027 •		252	251
0.946% due 06/15/2029 •		512	509

SLM Student Loan Trust
0.907% due 06/25/2043 •		686	678
1.296% due 12/15/2027 •		75	75
1.376% due 12/15/2025 •		280	280

Total Asset-Backed Securities (Cost $5,789)			5,752

SOVEREIGN ISSUES 0.5%

Export-Import Bank of India
1.480% (US0003M + 1.000%) due 08/21/2022 ~		1,500	1,504

Export-Import Bank of Korea
1.491% (US0003M + 0.525%) due 06/25/2022 ~		1,500	1,503

Israel Government International Bond
0.750% due 07/31/2022	ILS	780	245

Korea Development Bank
0.838% (US0003M + 0.350%) due 02/18/2023 ~		$9,200	9,210

Total Sovereign Issues (Cost $12,449)			12,462

		OUNCES
COMMODITIES 1.6%
Gold Warehouse Receipts		20,039	39,043
Platinum Warehouse Receipts		4,751	4,713

Total Commodities (Cost $38,090)			43,756

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 80.7%

COMMERCIAL PAPER 0.1%

Crown Castle International Corp.
1.450% due 05/05/2022		$3,100	$3,097

REPURCHASE AGREEMENTS (c) 16.8%
			462,537

ISRAEL TREASURY BILLS 0.9%
(0.001)% due 04/06/2022 - 01/04/2023 (a)(b)	ILS	80,120	25,070

JAPAN TREASURY BILLS 18.1%
(0.090)% due 06/20/2022 (a)(b)	JPY	60,802,800	499,549

U.S. TREASURY BILLS 33.6%
0.288% due 04/07/2022 - 06/30/2022 (a)(b)(e)(g)		$926,704	926,267

U.S. TREASURY CASH MANAGEMENT BILLS 11.2%
0.552% due 05/17/2022 - 07/26/2022 (a)(b)(e)(g)		308,609	308,140

Total Short-Term Instruments (Cost $2,244,054)			2,224,660

Total Investments in Securities (Cost $2,515,929)			2,500,651

		SHARES

INVESTMENTS IN AFFILIATES 8.0%

SHORT-TERM INSTRUMENTS 8.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.0%

PIMCO Short Asset Portfolio		8,522,000	84,010

PIMCO Short-Term Floating NAV Portfolio III		14,149,625	137,393

Total Short-Term Instruments (Cost $224,058)			221,403

Total Investments in Affiliates (Cost $224,058)			221,403

Total Investments 98.7% (Cost $2,739,987)			$2,722,054

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	21

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

MARKET VALUE (000S)
Financial Derivative Instruments (d)(f) 1.2% (Cost or Premiums, net $50,913)	$33,533

Other Assets and Liabilities, net 0.1%	3,345

Net Assets 100.0%	$2,758,932

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.270%	03/29/2022	04/05/2022	$100,000	U.S. Treasury Bonds 4.375% due 05/15/2040	$(103,811)	$100,000	$100,002
	0.280	03/31/2022	04/01/2022	158,600	U.S. Treasury Notes 2.750% due 08/31/2025	(161,935)	158,600	158,601
DEU	0.260	03/31/2022	04/01/2022	24,100	U.S. Treasury Bonds 3.000% due 05/15/2047	(24,627)	24,100	24,100
FICC	0.010	03/31/2022	04/01/2022	36,337	U.S. Treasury Bills 0.000% due 08/04/2022	(37,064)	36,337	36,337
JPS	0.280	03/31/2022	04/01/2022	43,600	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2022	(44,443)	43,600	43,601
MBC	0.280	03/31/2022	04/01/2022	99,900	U.S. Treasury Bonds 3.750% due 11/15/2043	(35,939)	99,900	99,901
					U.S. Treasury Notes 0.625% - 2.750% due 11/15/2023 -11/30/2027	(67,129)

Total Repurchase Agreements						$(474,948)	$462,537	$462,542

22	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$258,603	$0	$0	$258,603	$(264,406)	$(5,803)
DEU	24,100	0	0	24,100	(24,627)	(527)
FICC	36,337	0	0	36,337	(37,064)	(727)
JPS	43,601	0	0	43,601	(44,443)	(842)
MBC	99,901	0	0	99,901	(103,068)	(3,167)

Total Borrowings and Other Financing Transactions	$462,542	$0	$0

Cash of $1,340 has been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures	07/2022	1,019	$88,984	$(823)	$0	$(823)
Arabica Coffee July Futures	07/2022	538	45,686	(1,148)	906	0
BIST 30 Index April Futures	04/2022	21,875	37,568	4,023	390	(203)
Brent Crude August Futures	06/2022	209	21,105	(35)	0	(1,064)
Coal August Futures	08/2022	12	3,011	545	29	0
Coal July Futures	07/2022	12	3,047	581	29	0
Coal September Futures	09/2022	12	2,950	483	21	0
Cocoa July Futures	07/2022	202	5,428	(114)	2	0
Copper July Futures	07/2022	176	20,924	981	4	0
Corn July Futures	07/2022	1,868	68,462	2,081	1,214	0
Cotton No. 2 July Futures	07/2022	1,232	81,355	3,969	0	(2,529)
Euro-Mill Wheat May Futures	05/2022	736	15,042	612	489	0
FTSE/JSE Top 40 Index June Futures	06/2022	816	38,465	2,719	375	(41)
Gas Oil July Futures	07/2022	343	32,053	2,364	0	(918)
Globex Natural Gas July Futures	06/2022	894	51,459	7,235	376	0
Hard Red Winter Wheat July Futures	07/2022	745	38,358	557	0	(559)
Lead July Futures	07/2022	223	13,476	782	873	0
Lean Hogs July Futures	07/2022	500	24,175	399	0	(600)
MEXBOL Index June Futures	06/2022	849	24,215	1,050	205	(108)
Natural Gas July Futures	06/2022	70	7,193	669	942	0
Natural Gas May Futures	04/2022	75	9,142	786	1,078	0
New York Harbor July Futures	06/2022	236	30,817	1,687	0	(1,200)
Nickel June Futures	06/2022	87	16,756	4,129	1,756	0
Palladium June Futures	06/2022	105	23,684	(5,243)	131	0
Platinum July Futures	07/2022	178	8,863	(120)	0	(48)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	23

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
RBOB Gasoline July Futures	06/2022	478	$60,784	$1,366	$0	$(2,594)
Red Spring Wheat July Futures	07/2022	190	10,229	(206)	185	0
Robusta Coffee July Futures	07/2022	756	16,269	92	91	0
S&P/Toronto Stock Exchange 60 June Futures	06/2022	10	2,107	42	0	(19)
Soybean July Futures	07/2022	823	65,758	(645)	0	(1,831)
Soybean Meal July Futures	07/2022	1,583	72,723	549	0	(1,187)
Soybean Oil July Futures	07/2022	1,342	55,269	(3,318)	0	(1,643)
SPI 200 Index June Futures	06/2022	282	39,456	44	42	(146)
Topix Index June Futures	06/2022	66	10,553	(105)	0	(191)
VSTOXX Mini April Futures	04/2022	1,143	3,591	(754)	253	0
Wheat July Futures	07/2022	633	31,713	661	0	(665)
White Sugar August Futures	07/2022	1,105	29,321	701	115	(9)
WTI Crude August Futures	07/2022	256	24,340	(1,073)	0	(1,449)
Zinc July Futures	07/2022	580	60,487	3,318	3,318	0

				$28,841	$12,824	$(17,827)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Canada Bankers’ Acceptance September Futures	09/2023	1,335	$(258,091)	$152	$0	$(147)
3-Month EURIBOR September Futures	09/2023	2,399	(655,279)	1,261	697	(962)
90-Day Eurodollar September Futures	09/2023	2,482	(601,140)	1,120	0	(279)
Amsterdam Index April Futures	04/2022	41	(6,568)	(453)	97	0
Australia Government 10-Year Bond June Futures	06/2022	1,453	(137,805)	5,385	488	(1,135)
CAC 40 Index April Futures	04/2022	90	(6,628)	(291)	131	0
Cocoa May Futures	05/2022	272	(6,321)	(136)	11	(4)
DAX Index June Futures	06/2022	23	(9,181)	(298)	242	0
E-mini NASDAQ 100 Index June Futures	06/2022	26	(7,732)	(821)	105	0
E-mini Russell 2000 Index June Futures	06/2022	127	(13,122)	(575)	140	0
E-mini S&P 500 Index June Futures	06/2022	1	(227)	(18)	3	0
Euro STOXX Bank June Futures	06/2022	5,786	(28,067)	(1,018)	1,248	0
Euro-BTP Italy Government Bond June Futures	06/2022	822	(125,075)	5,050	92	(1,048)
Euro-OAT France Government 10-Year Bond June Futures	06/2022	463	(77,602)	276	43	(910)
European Climate Exchange December Futures	12/2022	299	(25,297)	(995)	1,727	0
FTSE 100 Index June Futures	06/2022	124	(12,194)	(533)	50	(50)
FTSE China A50 Index April Futures	04/2022	5,343	(73,461)	(1,569)	80	0
FTSE Taiwan Index April Futures	04/2022	154	(9,511)	(6)	43	0
FTSE/MIB Index June Futures	06/2022	72	(9,720)	(577)	115	(2)
Gold 100 oz. June Futures	06/2022	332	(64,873)	(1,617)	0	(498)
Hang Seng China Enterprises Index April Futures	04/2022	407	(19,539)	(689)	192	(205)
Hang Seng Index April Futures	04/2022	223	(31,301)	(596)	261	(333)
IBEX 35 Index April Futures	04/2022	22	(2,048)	(56)	35	0
Iron Ore May Futures	05/2022	229	(3,656)	(232)	9	0
Live Cattle August Futures	08/2022	342	(18,889)	(182)	65	0
MSCI Singapore Index April Futures	04/2022	794	(19,616)	(110)	190	(240)
Nickel June Futures	06/2022	50	(9,630)	(823)	0	0
Nikkei 225 Index June Futures	06/2022	26	(2,968)	(313)	19	(7)
OMX Stockholm 30 Index April Futures	04/2022	1,178	(26,122)	(297)	839	0
Silver May Futures	05/2022	196	(24,630)	(1,772)	0	(20)
Sugar No. 11 July Futures	06/2022	352	(7,617)	(715)	16	0
Volatility S&P 500 Index April Futures	04/2022	567	(13,307)	41	0	(793)
WIG20 Index June Futures	06/2022	1,527	(15,736)	(1,213)	254	(44)

				$(2,620)	$7,192	$(6,677)

Total Futures Contracts				$26,221	$20,016	$(24,504)

24	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON INDICES ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
iTraxx Crossover 36 05-Year Index	(5.000)%	Quarterly	12/20/2026	3.106%	EUR	27,700	$1,582	$900	$2,482	$0	$(54)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-37 5-Year Index	(1.000)%	Quarterly	06/20/2027	$	196,100	$12,629	$(1,152)	$11,477	$201	$(14)
iTraxx Crossover 36 5-Year Index	(5.000)	Quarterly	12/20/2026	EUR	27,700	(2,441)	(41)	(2,482)	127	0

						$10,188	$(1,193)	$8,995	$328	$(14)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$1,200	$(27)	$(63)	$(90)	$0	$(1)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	1.250%	Annual	06/15/2032	GBP	62,100	$2,900	$205	$3,105	$14	$(143)
Receive	1-Day INR-MIBOR Compounded-OIS	4.118	Semi-Annual	09/16/2025	INR	1,301,800	515	287	802	0	(18)
Receive	1-Day INR-MIBOR Compounded-OIS	4.313	Semi-Annual	12/16/2025		549,300	178	138	316	0	(8)
Pay	1-Day INR-MIBOR Compounded-OIS	4.395	Semi-Annual	12/16/2025		881,400	202	(675)	(473)	13	0
Receive	1-Day INR-MIBOR Compounded-OIS	4.710	Semi-Annual	03/17/2026		1,165,000	165	392	557	0	(17)
Receive	1-Day INR-MIBOR Compounded-OIS	5.400	Semi-Annual	03/17/2026		1,316,200	(287)	494	207	0	(19)
Receive	1-Day INR-MIBOR Compounded-OIS	5.400	Semi-Annual	06/16/2026		66,000	(14)	24	10	0	(1)
Pay	1-Day INR-MIBOR Compounded-OIS	5.250	Semi-Annual	09/15/2026		9,008,700	552	(3,338)	(2,786)	146	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.260	Semi-Annual	09/15/2026		2,386,400	280	446	726	0	(39)
Pay	1-Day INR-MIBOR Compounded-OIS	5.500	Semi-Annual	12/15/2026		3,761,100	398	(988)	(590)	61	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	12/15/2026		1,981,300	40	(12)	28	0	(32)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	25

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day INR-MIBOR Compounded-OIS	5.500%	Semi-Annual	03/16/2027	INR	15,062,200	$2,001	$1,819	$3,820	$0	$(254)
Pay	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	03/16/2027		2,910,200	(162)	(167)	(329)	48	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	03/16/2032	JPY	49,573,600	4,571	5,368	9,939	0	(4,004)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	03/16/2032		49,573,600	(7,237)	(2,702)	(9,939)	4,004	0
Receive(6)	1-Day JPY-MUTKCALM Compounded-OIS	0.250	Annual	09/14/2032		28,140,000	1,761	69	1,830	0	(1,833)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	0.750	Semi-Annual	09/15/2026	SGD	142,700	(1,061)	(5,095)	(6,156)	434	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.000	Semi-Annual	12/15/2026		425,400	1,443	13,793	15,236	0	(1,400)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	03/16/2027		159,000	(1,495)	(3,345)	(4,840)	560	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.500	Semi-Annual	03/16/2027		61,900	(85)	1,430	1,345	0	(217)
Receive(6)	1-Day SGD-SIBCSORA Compounded-OIS	2.000	Semi-Annual	06/15/2027		51,000	399	(31)	368	0	(31)
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		$90,700	4,389	1,169	5,558	3	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		16,300	1,133	187	1,320	0	(51)
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		18,500	2,574	(542)	2,032	0	(157)
Receive	1-Year BRL-CDI	5.338	Maturity	01/02/2025	BRL	82,200	815	1,159	1,974	0	(28)
Receive	1-Year BRL-CDI	5.615	Maturity	01/02/2025		74,500	649	1,038	1,687	0	(25)
Pay	1-Year BRL-CDI	5.675	Maturity	01/02/2025		71,900	(471)	(980)	(1,451)	24	0
Pay	1-Year BRL-CDI	5.770	Maturity	01/02/2025		86,500	(814)	(1,213)	(2,027)	29	0
Pay	1-Year BRL-CDI	5.840	Maturity	01/02/2025		219,900	(1,950)	(3,066)	(5,016)	75	0
Receive	1-Year BRL-CDI	5.853	Maturity	01/02/2025		225,800	1,092	3,022	4,114	0	(75)
Pay	1-Year BRL-CDI	5.877	Maturity	01/02/2025		103,500	(575)	(1,395)	(1,970)	34	0
Pay	1-Year BRL-CDI	5.950	Maturity	01/02/2025		78,500	(533)	(1,071)	(1,604)	26	0
Pay	1-Year BRL-CDI	6.238	Maturity	01/02/2025		50,200	(96)	(650)	(746)	16	0
Receive	1-Year BRL-CDI	6.270	Maturity	01/02/2025		123,300	194	1,590	1,784	0	(40)
Receive	1-Year BRL-CDI	6.479	Maturity	01/02/2025		3,500	4	45	49	0	(1)
Receive	1-Year BRL-CDI	6.620	Maturity	01/02/2025		187,800	570	2,461	3,031	0	(62)
Receive	1-Year BRL-CDI	6.630	Maturity	01/02/2025		169,000	502	2,213	2,715	0	(56)
Receive	1-Year BRL-CDI	6.840	Maturity	01/02/2025		267,300	1,179	3,555	4,734	0	(89)
Pay	1-Year BRL-CDI	6.912	Maturity	01/02/2025		154,100	(1,919)	323	(1,596)	49	0
Receive	1-Year BRL-CDI	7.010	Maturity	01/02/2025		112,400	413	1,483	1,896	0	(37)
Receive	1-Year BRL-CDI	7.328	Maturity	01/02/2025		349,600	(206)	5,514	5,308	0	(114)
Pay	1-Year BRL-CDI	7.715	Maturity	01/02/2025		176,500	0	(2,576)	(2,576)	58	0
Pay	1-Year BRL-CDI	8.075	Maturity	01/02/2025		15,000	35	(219)	(184)	5	0
Receive	1-Year BRL-CDI	8.180	Maturity	01/02/2025		200,300	0	2,503	2,503	0	(65)
Pay	1-Year BRL-CDI	8.550	Maturity	01/02/2025		248,700	3,084	(2,702)	382	75	0
Receive	1-Year BRL-CDI	8.730	Maturity	01/02/2025		223,700	0	2,254	2,254	0	(72)
Receive	1-Year BRL-CDI	8.985	Maturity	01/02/2025		168,600	0	1,494	1,494	0	(54)
Receive	1-Year BRL-CDI	9.630	Maturity	01/02/2025		460,500	147	2,472	2,619	0	(144)
Receive	1-Year BRL-CDI	10.193	Maturity	01/02/2025		137,600	(112)	622	510	0	(43)
Pay	1-Year BRL-CDI	10.813	Maturity	01/02/2025		256,200	0	(302)	(302)	79	0
Receive	1-Year BRL-CDI	10.295	Maturity	01/04/2027		217,800	1,455	(447)	1,008	0	(125)
Pay	1-Year BRL-CDI	10.445	Maturity	01/04/2027		451,800	0	(1,641)	(1,641)	258	0
Receive	1-Year BRL-CDI	11.043	Maturity	01/04/2027		313,800	0	70	70	0	(173)
Pay	1-Year BRL-CDI	11.180	Maturity	01/04/2027		416,200	0	158	158	228	0
Receive	1-Year BRL-CDI	11.575	Maturity	01/04/2027		118,800	0	(396)	(396)	0	(63)
Receive	1-Year BRL-CDI	11.945	Maturity	01/04/2027		643,300	(1,860)	(1,119)	(2,979)	0	(339)
Receive(6)	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/15/2032	CAD	134,100	2,592	1,220	3,812	0	(628)
Receive	3-Month CNY-CNREPOFIX	2.268	Quarterly	09/16/2025	CNY	117,400	(104)	172	68	23	0
Receive	3-Month CNY-CNREPOFIX	2.295	Quarterly	09/16/2025		493,500	(1,090)	1,304	214	96	0

26	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month CNY-CNREPOFIX	2.345%	Quarterly	09/16/2025	CNY	168,100	$(119)	$148	$29	$33	$0
Receive	3-Month CNY-CNREPOFIX	2.725	Quarterly	09/16/2025		76,100	12	(149)	(137)	15	0
Pay	3-Month CNY-CNREPOFIX	2.630	Quarterly	12/16/2025		63,700	(8)	92	84	0	(11)
Receive	3-Month CNY-CNREPOFIX	2.645	Quarterly	12/16/2025		135,600	(7)	(184)	(191)	24	0
Receive	3-Month CNY-CNREPOFIX	2.718	Quarterly	12/16/2025		66,800	7	(128)	(121)	12	0
Receive	3-Month CNY-CNREPOFIX	2.780	Quarterly	12/16/2025		453,400	37	(1,016)	(979)	80	0
Pay	3-Month CNY-CNREPOFIX	2.623	Quarterly	03/17/2026		24,000	(23)	54	31	0	(4)
Pay	3-Month CNY-CNREPOFIX	2.663	Quarterly	03/17/2026		106,000	(72)	235	163	0	(17)
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		130,200	(50)	278	228	0	(21)
Pay	3-Month CNY-CNREPOFIX	2.790	Quarterly	03/17/2026		59,500	12	124	136	0	(10)
Pay	3-Month CNY-CNREPOFIX	2.823	Quarterly	03/17/2026		116,600	49	240	289	0	(19)
Receive	3-Month CNY-CNREPOFIX	2.900	Quarterly	03/17/2026		354,400	(338)	(701)	(1,039)	58	0
Receive	3-Month CNY-CNREPOFIX	2.927	Quarterly	03/17/2026		90,000	(102)	(176)	(278)	15	0
Receive	3-Month CNY-CNREPOFIX	2.993	Quarterly	03/17/2026		115,000	(183)	(217)	(400)	19	0
Pay	3-Month CNY-CNREPOFIX	2.800	Quarterly	06/16/2026		905,900	353	1,816	2,169	0	(160)
Receive	3-Month CNY-CNREPOFIX	2.500	Quarterly	09/15/2026		244,900	(68)	(55)	(123)	48	0
Pay	3-Month CNY-CNREPOFIX	2.750	Quarterly	09/15/2026		1,249,400	1,333	1,350	2,683	0	(245)
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	12/15/2026		739,000	(132)	461	329	0	(160)
Receive	3-Month CNY-CNREPOFIX	2.500	Quarterly	03/16/2027		819,600	(136)	(178)	(314)	186	0
Pay(6)	3-Month CNY-CNREPOFIX	2.500	Quarterly	06/15/2027		827,800	162	18	180	0	(212)
Receive	3-Month COP-IBR Compounded-OIS	5.150	Quarterly	03/13/2025	COP	32,399,200	397	296	693	0	(53)
Receive	3-Month COP-IBR Compounded-OIS	4.350	Quarterly	03/27/2025		18,740,800	18	496	514	0	(31)
Receive	3-Month COP-IBR Compounded-OIS	4.360	Quarterly	03/30/2025		24,984,600	54	632	686	0	(41)
Pay	3-Month COP-IBR Compounded-OIS	3.850	Quarterly	04/24/2025		63,969,600	(77)	(1,943)	(2,020)	108	0
Pay	3-Month COP-IBR Compounded-OIS	3.612	Quarterly	05/08/2025		46,881,400	(101)	(1,482)	(1,583)	81	0
Receive	3-Month COP-IBR Compounded-OIS	3.400	Quarterly	08/28/2025		31,428,600	(285)	1,482	1,197	0	(60)
Pay	3-Month COP-IBR Compounded-OIS	3.295	Quarterly	10/09/2025		44,251,300	(192)	(1,582)	(1,774)	87	0
Receive	3-Month COP-IBR Compounded-OIS	3.220	Quarterly	12/11/2025		57,840,600	(796)	3,237	2,441	0	(116)
Pay	3-Month COP-IBR Compounded-OIS	3.060	Quarterly	02/05/2026		34,052,300	236	(1,777)	(1,541)	69	0
Receive	3-Month COP-IBR Compounded-OIS	3.940	Quarterly	03/05/2026		89,552,200	(646)	4,021	3,375	0	(187)
Receive	3-Month COP-IBR Compounded-OIS	4.110	Quarterly	03/23/2026		115,138,400	(557)	4,763	4,206	0	(242)
Receive	3-Month COP-IBR Compounded-OIS	4.240	Quarterly	04/16/2026		50,997,400	(39)	1,850	1,811	0	(108)
Pay	3-Month COP-IBR Compounded-OIS	4.490	Quarterly	04/30/2026		49,073,600	(43)	(1,599)	(1,642)	105	0
Pay	3-Month COP-IBR Compounded-OIS	4.885	Quarterly	05/14/2026		50,530,000	0	(1,511)	(1,511)	109	0
Pay	3-Month COP-IBR Compounded-OIS	4.660	Quarterly	06/11/2026		53,430,200	(175)	(1,611)	(1,786)	113	0
Receive	3-Month COP-IBR Compounded-OIS	6.190	Quarterly	11/05/2026		5,041,000	0	93	93	0	(12)
Receive	3-Month COP-IBR Compounded-OIS	6.200	Quarterly	11/05/2026		87,500,000	0	1,601	1,601	0	(201)
Receive	3-Month COP-IBR Compounded-OIS	6.210	Quarterly	11/05/2026		87,500,000	0	1,591	1,591	0	(202)
Pay	3-Month COP-IBR Compounded-OIS	6.280	Quarterly	12/03/2026		92,433,900	0	(1,667)	(1,667)	215	0
Receive	3-Month COP-IBR Compounded-OIS	6.130	Quarterly	12/13/2026		139,603,500	0	2,778	2,778	0	(324)
Receive	3-Month COP-IBR Compounded-OIS	6.950	Quarterly	02/04/2027		118,830,200	0	1,241	1,241	0	(287)
Receive	3-Month COP-IBR Compounded-OIS	8.370	Quarterly	03/31/2027		120,377,700	(331)	(139)	(470)	0	(309)
Pay	3-Month HKD-HIBOR	1.340	Quarterly	03/18/2025	HKD	207,300	689	(1,458)	(769)	130	0
Pay	3-Month HKD-HIBOR	1.715	Quarterly	03/18/2025		510,700	2,605	(3,790)	(1,185)	322	0
Pay	3-Month HKD-HIBOR	1.810	Quarterly	03/18/2025		286,700	1,592	(2,156)	(564)	181	0
Receive	3-Month HKD-HIBOR	1.860	Quarterly	03/18/2025		185,700	(1,075)	1,406	331	0	(117)
Pay	3-Month HKD-HIBOR	1.010	Quarterly	06/17/2025		117,700	190	(821)	(631)	82	0
Receive	3-Month HKD-HIBOR	1.120	Quarterly	06/17/2025		84,100	(183)	597	414	0	(59)
Pay	3-Month HKD-HIBOR	1.600	Quarterly	06/17/2025		176,300	810	(1,338)	(528)	125	0
Receive	3-Month HKD-HIBOR	0.575	Quarterly	09/16/2025		110,900	97	749	846	0	(88)
Pay	3-Month HKD-HIBOR	0.618	Quarterly	09/16/2025		236,200	(153)	(1,605)	(1,758)	187	0
Receive	3-Month HKD-HIBOR	0.700	Quarterly	09/16/2025		317,800	65	2,188	2,253	0	(252)
Pay	3-Month HKD-HIBOR	0.790	Quarterly	09/16/2025		116,500	32	(813)	(781)	93	0
Receive	3-Month HKD-HIBOR	1.085	Quarterly	09/16/2025		304,200	(566)	2,218	1,652	0	(244)
Receive	3-Month HKD-HIBOR	0.550	Quarterly	12/16/2025		101,900	135	705	840	0	(92)
Pay	3-Month HKD-HIBOR	0.583	Quarterly	12/16/2025		232,700	(265)	(1,620)	(1,885)	210	0
Pay	3-Month HKD-HIBOR	0.680	Quarterly	12/16/2025		93,400	(55)	(660)	(715)	84	0
Receive	3-Month HKD-HIBOR	0.698	Quarterly	12/16/2025		58,000	28	411	439	0	(52)
Pay	3-Month HKD-HIBOR	0.705	Quarterly	12/16/2025		60,000	(27)	(425)	(452)	54	0
Pay	3-Month HKD-HIBOR	0.500	Quarterly	03/17/2026		450,200	(884)	(3,173)	(4,057)	448	0
Receive	3-Month HKD-HIBOR	0.560	Quarterly	03/17/2026		83,300	134	592	726	0	(83)
Receive	3-Month HKD-HIBOR	0.568	Quarterly	03/17/2026		152,300	237	1,085	1,322	0	(152)
Pay	3-Month HKD-HIBOR	0.598	Quarterly	03/17/2026		65,100	(90)	(466)	(556)	65	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	27

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month HKD-HIBOR	0.607%	Quarterly	03/17/2026	HKD	180,800	$239	$1,296	$1,535	$0	$(181)
Receive	3-Month HKD-HIBOR	0.608	Quarterly	03/17/2026		154,400	204	1,106	1,310	0	(154)
Receive	3-Month HKD-HIBOR	0.670	Quarterly	03/17/2026		229,500	217	1,661	1,878	0	(230)
Receive	3-Month HKD-HIBOR	0.900	Quarterly	03/17/2026		594,600	(256)	4,453	4,197	0	(598)
Pay	3-Month HKD-HIBOR	0.910	Quarterly	03/17/2026		98,100	48	(736)	(688)	99	0
Receive	3-Month HKD-HIBOR	1.000	Quarterly	03/17/2026		179,800	(185)	1,366	1,181	0	(181)
Pay	3-Month HKD-HIBOR	1.000	Quarterly	06/16/2026		481,500	371	(3,719)	(3,348)	524	0
Receive	3-Month HKD-HIBOR	0.750	Quarterly	09/15/2026		663,700	323	5,455	5,778	0	(766)
Pay	3-Month HKD-HIBOR	0.883	Quarterly	09/15/2026		2,100	0	(17)	(17)	2	0
Receive	3-Month HKD-HIBOR	1.250	Quarterly	12/15/2026		963,300	(47)	6,104	6,057	0	(1,195)
Pay	3-Month HKD-HIBOR	1.500	Quarterly	03/16/2027		954,300	(1,060)	(3,806)	(4,866)	1,258	0
Receive	3-Month HKD-HIBOR	1.750	Quarterly	03/16/2027		423,800	(65)	1,587	1,522	0	(563)
Receive	3-Month HKD-HIBOR	2.000	Quarterly	03/16/2027		209,200	(121)	557	436	0	(280)
Receive	3-Month ILS-TELBOR	0.730	Annual	05/21/2026	ILS	46,000	99	415	514	0	(48)
Pay	3-Month ILS-TELBOR	0.628	Annual	06/25/2026		115,000	(436)	(1,098)	(1,534)	119	0
Receive	3-Month ILS-TELBOR	0.601	Annual	07/05/2026		46,700	198	456	654	0	(49)
Pay	3-Month ILS-TELBOR	0.520	Annual	07/26/2026		358,400	(1,989)	(3,588)	(5,577)	388	0
Receive	3-Month ILS-TELBOR	0.692	Annual	09/13/2026		690,300	2,358	7,128	9,486	0	(780)
Pay	3-Month ILS-TELBOR	0.900	Annual	10/07/2026		85,500	(15)	(937)	(952)	97	0
Receive	3-Month ILS-TELBOR	1.049	Annual	11/12/2026		101,400	0	958	958	0	(122)
Pay	3-Month ILS-TELBOR	0.905	Annual	11/25/2026		149,100	(95)	(1,672)	(1,767)	181	0
Pay	3-Month ILS-TELBOR	0.750	Annual	12/10/2026		449,700	(1,396)	(5,084)	(6,480)	544	0
Pay	3-Month ILS-TELBOR	0.760	Annual	12/10/2026		160,000	(472)	(1,809)	(2,281)	194	0
Receive	3-Month ILS-TELBOR	0.965	Annual	01/14/2027		197,000	(8)	2,350	2,342	0	(242)
Receive	3-Month ILS-TELBOR	1.105	Annual	01/21/2027		360,600	0	3,573	3,573	0	(451)
Receive	3-Month ILS-TELBOR	1.178	Annual	02/04/2027		297,900	0	2,694	2,694	0	(380)
Receive	3-Month ILS-TELBOR	1.398	Annual	03/04/2027		120,000	0	744	744	0	(157)
Pay	3-Month ILS-TELBOR	1.683	Annual	03/21/2027		159,900	0	(364)	(364)	210	0
Pay(6)	3-Month ILS-TELBOR	1.885	Annual	04/01/2027		149,500	0	74	74	74	0
Pay	3-Month KRW-KORIBOR	0.830	Quarterly	09/16/2025	KRW	26,840,300	(631)	(779)	(1,410)	0	(12)
Receive	3-Month KRW-KORIBOR	0.850	Quarterly	09/16/2025		12,070,000	275	352	627	6	0
Receive	3-Month KRW-KORIBOR	0.910	Quarterly	09/16/2025		17,607,400	361	524	885	8	0
Receive	3-Month KRW-KORIBOR	0.888	Quarterly	12/16/2025		9,950,000	234	309	543	5	0
Receive	3-Month KRW-KORIBOR	1.135	Quarterly	03/17/2026		107,311,400	1,643	3,760	5,403	70	0
Receive	3-Month KRW-KORIBOR	1.400	Quarterly	03/17/2026		79,345,400	330	2,994	3,324	50	0
Receive	3-Month KRW-KORIBOR	1.500	Quarterly	06/16/2026		51,825,400	30	2,096	2,126	35	0
Receive	3-Month KRW-KORIBOR	1.500	Quarterly	09/15/2026		143,410,200	996	5,212	6,208	106	0
Receive	3-Month KRW-KORIBOR	1.625	Quarterly	09/15/2026		13,358,400	(1)	520	519	10	0
Pay	3-Month KRW-KORIBOR	2.000	Quarterly	12/15/2026		51,526,800	342	(1,719)	(1,377)	0	(42)
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	03/16/2027		204,553,900	3,794	3,965	7,759	204	0
Receive	3-Month KRW-KORIBOR	2.250	Quarterly	03/16/2027		29,487,500	50	486	536	28	0
Pay	3-Month KRW-KORIBOR	2.500	Quarterly	03/16/2027		72,160,300	340	(939)	(599)	0	(68)
Pay(6)	3-Month KRW-KORIBOR	2.750	Quarterly	06/15/2027		123,617,900	130	(232)	(102)	0	(231)
Pay	3-Month ZAR-JIBAR	6.860	Quarterly	01/17/2025	ZAR	553,100	2,181	(1,428)	753	153	0
Receive	3-Month ZAR-JIBAR	6.460	Quarterly	03/04/2025		166,400	(447)	397	(50)	0	(48)
Pay	3-Month ZAR-JIBAR	6.620	Quarterly	03/11/2025		204,900	634	(521)	113	59	0
Receive	3-Month ZAR-JIBAR	7.520	Quarterly	03/20/2025		482,300	(2,567)	1,518	(1,049)	0	(141)
Receive	3-Month ZAR-JIBAR	7.200	Quarterly	03/25/2025		665,400	(3,035)	2,005	(1,030)	0	(194)
Pay	3-Month ZAR-JIBAR	6.200	Quarterly	04/22/2025		227,300	505	(527)	(22)	67	0
Pay	3-Month ZAR-JIBAR	6.320	Quarterly	04/23/2025		161,000	407	(384)	23	47	0
Pay	3-Month ZAR-JIBAR	5.740	Quarterly	05/06/2025		243,100	263	(543)	(280)	71	0
Pay	3-Month ZAR-JIBAR	5.330	Quarterly	05/13/2025		265,000	(69)	(466)	(535)	78	0
Pay	3-Month ZAR-JIBAR	5.375	Quarterly	05/27/2025		276,500	(44)	(511)	(555)	82	0
Pay	3-Month ZAR-JIBAR	5.120	Quarterly	09/02/2025		64,800	(76)	(111)	(187)	20	0
Receive	3-Month ZAR-JIBAR	4.938	Quarterly	09/18/2025		285,200	480	483	963	0	(89)
Receive	3-Month ZAR-JIBAR	4.900	Quarterly	11/12/2025		222,100	473	335	808	0	(71)
Receive	3-Month ZAR-JIBAR	5.780	Quarterly	03/03/2026		570,300	43	1,100	1,143	0	(198)
Receive	3-Month ZAR-JIBAR	5.950	Quarterly	03/17/2026		19,900	(9)	43	34	0	(7)
Pay	3-Month ZAR-JIBAR	5.680	Quarterly	06/08/2026		649,650	115	(1,796)	(1,681)	231	0
Pay	3-Month ZAR-JIBAR	5.601	Quarterly	06/09/2026		488,550	9	(1,375)	(1,366)	173	0
Receive	3-Month ZAR-JIBAR	5.860	Quarterly	06/23/2026		1,192,700	0	2,653	2,653	0	(424)
Receive	3-Month ZAR-JIBAR	6.023	Quarterly	07/01/2026		240,100	36	330	366	0	(86)
Pay	3-Month ZAR-JIBAR	5.739	Quarterly	07/28/2026		1,002,200	(14)	(2,475)	(2,489)	359	0

28	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month ZAR-JIBAR	5.980%	Quarterly	09/22/2026	ZAR	562,900	$0	$1,239	$1,239	$0	$(204)
Receive	3-Month ZAR-JIBAR	6.231	Quarterly	09/29/2026		1,131,400	269	1,526	1,795	0	(410)
Pay	3-Month ZAR-JIBAR	6.855	Quarterly	11/03/2026		544,160	0	159	159	203	0
Pay	3-Month ZAR-JIBAR	6.690	Quarterly	11/04/2026		12,500	14	(16)	(2)	5	0
Pay	3-Month ZAR-JIBAR	6.300	Quarterly	12/23/2026		123,200	0	(198)	(198)	45	0
Pay	3-Month ZAR-JIBAR	6.308	Quarterly	12/23/2026		365,000	0	(580)	(580)	134	0
Pay	3-Month ZAR-JIBAR	6.310	Quarterly	12/23/2026		72,000	0	(114)	(114)	26	0
Pay	3-Month ZAR-JIBAR	6.400	Quarterly	12/30/2026		613,500	0	(852)	(852)	224	0
Pay	3-Month ZAR-JIBAR	6.540	Quarterly	01/04/2027		680,200	(34)	(366)	(400)	251	0
Receive	3-Month ZAR-JIBAR	6.670	Quarterly	01/12/2027		1,443,300	26	346	372	0	(535)
Pay	3-Month ZAR-JIBAR	6.540	Quarterly	02/23/2027		1,384,400	0	(1,355)	(1,355)	516	0
Receive	3-Month ZAR-JIBAR	7.049	Quarterly	03/09/2027		1,641,900	265	(932)	(667)	0	(620)
Pay	6-Month CLP-CHILIBOR	2.280	Semi-Annual	02/14/2025	CLP	5,878,100	74	(945)	(871)	43	0
Pay	6-Month CLP-CHILIBOR	1.915	Semi-Annual	03/09/2025		10,897,800	(92)	(1,672)	(1,764)	66	0
Pay	6-Month CLP-CHILIBOR	1.520	Semi-Annual	05/08/2025		392,900	(14)	(62)	(76)	3	0
Receive	6-Month CLP-CHILIBOR	1.190	Semi-Annual	08/14/2025		1,251,700	78	184	262	0	(9)
Receive	6-Month CLP-CHILIBOR	1.310	Semi-Annual	10/23/2025		279,400	17	45	62	0	(2)
Receive	6-Month CLP-CHILIBOR	1.750	Semi-Annual	02/12/2026		14,274,600	629	2,331	2,960	0	(110)
Receive	6-Month CLP-CHILIBOR	2.290	Semi-Annual	03/09/2026		16,319,000	157	2,840	2,997	0	(111)
Receive	6-Month CLP-CHILIBOR	2.525	Semi-Annual	03/22/2026		16,304,900	(89)	2,922	2,833	0	(97)
Pay	6-Month CLP-CHILIBOR	2.500	Semi-Annual	05/07/2026		9,017,900	7	(1,675)	(1,668)	76	0
Pay	6-Month CLP-CHILIBOR	2.840	Semi-Annual	05/28/2026		12,369,600	0	(2,082)	(2,082)	117	0
Receive	6-Month CLP-CHILIBOR	3.075	Semi-Annual	06/11/2026		12,134,300	0	1,912	1,912	0	(115)
Receive	6-Month CLP-CHILIBOR	3.170	Semi-Annual	06/21/2026		15,197,900	0	2,331	2,331	0	(144)
Pay	6-Month CLP-CHILIBOR	3.570	Semi-Annual	07/09/2026		20,313,700	3	(2,759)	(2,756)	187	0
Receive	6-Month CLP-CHILIBOR	3.245	Semi-Annual	07/19/2026		5,879,800	0	889	889	0	(52)
Receive	6-Month CLP-CHILIBOR	3.728	Semi-Annual	08/20/2026		37,043,400	0	4,745	4,745	0	(277)
Receive	6-Month CLP-CHILIBOR	4.395	Semi-Annual	09/24/2026		16,226,600	0	1,568	1,568	0	(90)
Receive	6-Month CLP-CHILIBOR	5.620	Semi-Annual	10/22/2026		52,420,300	0	1,364	1,364	0	(373)
Pay	6-Month CLP-CHILIBOR	5.220	Semi-Annual	11/19/2026		26,905,300	0	(1,340)	(1,340)	229	0
Receive	6-Month CLP-CHILIBOR	5.960	Semi-Annual	01/18/2027		37,800,000	0	511	511	0	(308)
Receive	6-Month CLP-CHILIBOR	5.975	Semi-Annual	01/18/2027		16,508,200	0	210	210	0	(135)
Receive	6-Month CLP-CHILIBOR	6.220	Semi-Annual	03/11/2027		46,769,000	1,897	(1,791)	106	0	(271)
Receive	6-Month CZK-PRIBOR	1.941	Annual	02/21/2025	CZK	401,600	(154)	1,660	1,506	1	0
Pay	6-Month CZK-PRIBOR	1.385	Annual	03/06/2025		895,800	(480)	(3,464)	(3,944)	8	0
Pay	6-Month CZK-PRIBOR	1.113	Annual	03/13/2025		129,900	(130)	(487)	(617)	2	0
Pay	6-Month CZK-PRIBOR	1.124	Annual	03/13/2025		527,700	(518)	(1,981)	(2,499)	7	0
Pay	6-Month CZK-PRIBOR	0.590	Annual	03/26/2025		282,200	(542)	(978)	(1,520)	6	0
Pay	6-Month CZK-PRIBOR	0.710	Annual	03/30/2025		237,700	(409)	(839)	(1,248)	6	0
Receive	6-Month CZK-PRIBOR	0.690	Annual	05/04/2025		185,400	334	684	1,018	0	0
Pay	6-Month CZK-PRIBOR	0.421	Annual	05/15/2025		101,400	(247)	(374)	(621)	0	(1)
Receive	6-Month CZK-PRIBOR	0.637	Annual	07/24/2025		107,400	241	387	628	3	0
Receive	6-Month CZK-PRIBOR	0.776	Annual	08/20/2025		5,600	12	19	31	0	0
Pay	6-Month CZK-PRIBOR	0.665	Annual	09/22/2025		267,200	(611)	(920)	(1,531)	8	0
Receive	6-Month CZK-PRIBOR	1.100	Annual	12/31/2025		1,144,600	1,690	5,003	6,693	35	0
Receive	6-Month CZK-PRIBOR	1.570	Annual	03/09/2026		946,700	464	4,248	4,712	0	(34)
Receive	6-Month CZK-PRIBOR	1.580	Annual	03/19/2026		710,300	349	3,161	3,510	0	(31)
Pay	6-Month CZK-PRIBOR	1.775	Annual	06/04/2026		848,900	113	(3,950)	(3,837)	0	(5)
Receive	6-Month CZK-PRIBOR	1.934	Annual	07/02/2026		1,432,000	0	6,202	6,202	45	0
Receive	6-Month CZK-PRIBOR	1.972	Annual	07/07/2026		724,600	(123)	3,207	3,084	24	0
Pay	6-Month CZK-PRIBOR	1.715	Annual	07/23/2026		1,307,800	(75)	(6,143)	(6,218)	0	(21)
Receive	6-Month CZK-PRIBOR	2.015	Annual	08/10/2026		3,135,200	2,483	10,572	13,055	2	0
Pay	6-Month CZK-PRIBOR	3.770	Annual	02/11/2027		802,800	0	(1,118)	(1,118)	0	(12)
Receive	6-Month CZK-PRIBOR	4.300	Annual	03/18/2027		2,427,400	0	638	638	0	(42)
Receive(6)	6-Month EUR-EURIBOR	0.750	Annual	06/15/2032	EUR	69,700	2,294	1,272	3,566	0	(480)
Receive	6-Month HUF-BBR	1.415	Annual	02/21/2025	HUF	12,565,900	580	4,817	5,397	0	(94)
Receive	6-Month HUF-BBR	1.465	Annual	02/24/2025		6,283,100	254	2,420	2,674	0	(48)
Receive	6-Month HUF-BBR	1.520	Annual	02/24/2025		3,926,800	133	1,521	1,654	0	(30)
Receive	6-Month HUF-BBR	1.450	Annual	02/25/2025		2,764,500	117	1,065	1,182	0	(21)
Pay	6-Month HUF-BBR	0.990	Annual	03/06/2025		12,219,600	(1,189)	(4,584)	(5,773)	101	0
Pay	6-Month HUF-BBR	0.860	Annual	03/13/2025		7,174,900	(817)	(2,707)	(3,524)	62	0
Pay	6-Month HUF-BBR	1.005	Annual	03/16/2025		7,015,000	(680)	(2,692)	(3,372)	62	0
Receive	6-Month HUF-BBR	0.980	Annual	03/24/2025		16,027,500	1,618	6,109	7,727	0	(150)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	29

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month HUF-BBR	0.640%	Annual	03/30/2025	HUF	8,685,400	$(1,249)	$(3,196)	$(4,445)	$82	$0
Receive	6-Month HUF-BBR	1.380	Annual	04/15/2025		3,720,800	198	1,437	1,635	0	(31)
Receive	6-Month HUF-BBR	1.330	Annual	04/16/2025		5,483,800	327	2,108	2,435	0	(52)
Receive	6-Month HUF-BBR	1.360	Annual	04/16/2025		584,100	33	224	257	0	(6)
Pay	6-Month HUF-BBR	1.088	Annual	05/15/2025		7,937,600	(925)	(2,843)	(3,768)	61	0
Pay	6-Month HUF-BBR	0.905	Annual	06/05/2025		8,020,700	(1,104)	(3,026)	(4,130)	48	0
Pay	6-Month HUF-BBR	0.808	Annual	08/07/2025		4,274,500	(671)	(1,583)	(2,254)	30	0
Receive	6-Month HUF-BBR	0.850	Annual	08/10/2025		463,700	71	171	242	0	(3)
Receive	6-Month HUF-BBR	1.085	Annual	08/14/2025		18,513,500	2,339	6,852	9,191	0	(145)
Pay	6-Month HUF-BBR	1.085	Annual	11/16/2025		6,799,800	(838)	(2,890)	(3,728)	60	0
Pay	6-Month HUF-BBR	1.115	Annual	01/08/2026		18,304,400	(2,288)	(8,163)	(10,451)	105	0
Receive	6-Month HUF-BBR	1.220	Annual	01/15/2026		9,941,500	1,102	4,441	5,543	0	(65)
Receive	6-Month HUF-BBR	1.230	Annual	01/15/2026		15,498,800	1,697	6,678	8,375	0	(352)
Receive	6-Month HUF-BBR	1.980	Annual	03/09/2026		10,484,500	9	5,089	5,098	0	(122)
Receive	6-Month HUF-BBR	1.958	Annual	03/19/2026		21,108,600	84	10,066	10,150	0	(511)
Pay	6-Month HUF-BBR	1.920	Annual	04/16/2026		1,848,000	(17)	(847)	(864)	24	0
Pay	6-Month HUF-BBR	2.499	Annual	07/05/2026		8,174,200	214	(3,677)	(3,463)	72	0
Receive	6-Month HUF-BBR	2.558	Annual	08/06/2026		21,624,900	976	7,525	8,501	0	(603)
Receive	6-Month HUF-BBR	2.720	Annual	09/13/2026		16,557,940	915	5,785	6,700	0	(255)
Receive	6-Month HUF-BBR	4.700	Annual	12/27/2026		8,203,400	65	1,679	1,744	0	(112)
Pay	6-Month HUF-BBR	5.060	Annual	02/18/2027		21,565,400	0	(3,539)	(3,539)	391	0
Receive	6-Month HUF-BBR	5.500	Annual	03/04/2027		17,400,200	0	1,671	1,671	0	(605)
Receive	6-Month HUF-BBR	6.100	Annual	03/11/2027		20,219,900	2,183	(1,472)	711	0	(716)
Receive	6-Month HUF-BBR	6.280	Annual	03/18/2027		9,641,500	495	(202)	293	0	(204)
Receive	6-Month PLN-WIBOR	1.933	Annual	01/17/2025	PLN	298,500	(1,972)	8,446	6,474	66	0
Pay	6-Month PLN-WIBOR	1.823	Annual	02/14/2025		344,400	2,041	(9,898)	(7,857)	0	(19)
Pay	6-Month PLN-WIBOR	1.540	Annual	03/02/2025		302,300	1,027	(8,520)	(7,493)	3	0
Pay	6-Month PLN-WIBOR	1.145	Annual	03/13/2025		33,900	(11)	(930)	(941)	1	0
Receive	6-Month PLN-WIBOR	0.830	Annual	03/30/2025		64,100	221	1,711	1,932	0	(5)
Pay	6-Month PLN-WIBOR	0.560	Annual	04/17/2025		34,500	(215)	(872)	(1,087)	0	0
Pay	6-Month PLN-WIBOR	0.635	Annual	05/08/2025		2,200	(12)	(58)	(70)	0	0
Receive	6-Month PLN-WIBOR	0.705	Annual	05/29/2025		38,800	259	977	1,236	6	0
Pay	6-Month PLN-WIBOR	0.585	Annual	09/22/2025		65,900	(564)	(1,737)	(2,301)	5	0
Pay	6-Month PLN-WIBOR	0.580	Annual	01/11/2026		120,700	(1,114)	(3,516)	(4,630)	0	(30)
Receive	6-Month PLN-WIBOR	0.730	Annual	02/05/2026		107,000	824	3,173	3,997	10	0
Receive	6-Month PLN-WIBOR	0.890	Annual	02/12/2026		332,300	1,953	10,053	12,006	17	0
Receive	6-Month PLN-WIBOR	1.229	Annual	03/09/2026		107,900	204	3,410	3,614	0	(8)
Receive	6-Month PLN-WIBOR	1.188	Annual	03/19/2026		269,600	786	8,454	9,240	0	(29)
Receive	6-Month PLN-WIBOR	1.465	Annual	06/07/2026		68,800	(13)	2,184	2,171	9	0
Pay	6-Month PLN-WIBOR	1.450	Annual	07/05/2026		13,800	5	(448)	(443)	0	(4)
Receive	6-Month PLN-WIBOR	1.405	Annual	08/10/2026		468,900	1,044	14,147	15,191	0	(241)
Pay	6-Month PLN-WIBOR	2.185	Annual	10/08/2026		30,420	0	(794)	(794)	4	0
Receive	6-Month PLN-WIBOR	2.983	Annual	11/08/2026		345,100	192	6,503	6,695	0	(8)
Pay	6-Month PLN-WIBOR	3.525	Annual	12/24/2026		55,200	0	(824)	(824)	0	(9)
Pay	6-Month PLN-WIBOR	3.600	Annual	12/27/2026		54,300	0	(771)	(771)	0	(10)
Receive	6-Month PLN-WIBOR	3.739	Annual	01/03/2027		67,900	96	781	877	14	0
Receive	6-Month PLN-WIBOR	4.219	Annual	02/04/2027		327,800	(182)	2,949	2,767	2	0
Pay	6-Month PLN-WIBOR	3.934	Annual	03/04/2027		267,300	(3,678)	559	(3,119)	34	0
Receive	6-Month PLN-WIBOR	4.830	Annual	03/18/2027		205,200	0	637	637	0	(43)
Receive(6)	6-Month PLN-WIBOR	5.179	Annual	04/01/2027		249,800	0	(62)	(62)	0	(62)
Receive	28-Day MXN-TIIE	6.440	Lunar	01/28/2025	MXN	1,137,700	(1,705)	4,735	3,030	0	(163)
Receive	28-Day MXN-TIIE	6.390	Lunar	02/20/2025		256,400	(356)	1,063	707	0	(37)
Receive	28-Day MXN-TIIE	6.880	Lunar	03/18/2025		66,200	(148)	290	142	0	(10)
Receive	28-Day MXN-TIIE	6.950	Lunar	03/20/2025		355,100	(839)	1,571	732	0	(52)
Pay	28-Day MXN-TIIE	6.210	Lunar	03/28/2025		656,100	704	(2,729)	(2,025)	95	0
Pay	28-Day MXN-TIIE	6.230	Lunar	04/07/2025		462,100	521	(1,940)	(1,419)	67	0
Pay	28-Day MXN-TIIE	5.443	Lunar	04/17/2025		298,300	(104)	(1,144)	(1,248)	43	0
Pay	28-Day MXN-TIIE	5.440	Lunar	05/01/2025		216,700	(75)	(844)	(919)	31	0
Pay	28-Day MXN-TIIE	5.120	Lunar	05/06/2025		358,200	(347)	(1,334)	(1,681)	51	0
Receive	28-Day MXN-TIIE	4.830	Lunar	06/25/2025		23,400	37	87	124	0	(3)
Receive	28-Day MXN-TIIE	4.849	Lunar	06/25/2025		242,500	377	899	1,276	0	(35)
Receive	28-Day MXN-TIIE	4.775	Lunar	06/26/2025		666,300	1,131	2,447	3,578	0	(95)
Pay	28-Day MXN-TIIE	5.080	Lunar	10/09/2025		496,500	(670)	(1,916)	(2,586)	72	0

30	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	4.800%	Lunar	02/05/2026	MXN	1,020,400	$2,246	$3,933	$6,179	$0	$(150)
Receive	28-Day MXN-TIIE	5.550	Lunar	03/12/2026		529,400	369	2,198	2,567	0	(79)
Receive	28-Day MXN-TIIE	6.095	Lunar	03/20/2026		533,300	(258)	2,348	2,090	0	(80)
Receive	28-Day MXN-TIIE	5.880	Lunar	04/16/2026		238,200	5	1,030	1,035	0	(35)
Receive	28-Day MXN-TIIE	6.255	Lunar	05/21/2026		300,800	0	1,131	1,131	0	(45)
Pay	28-Day MXN-TIIE	6.050	Lunar	06/04/2026		594,700	(267)	(2,196)	(2,463)	88	0
Pay	28-Day MXN-TIIE	6.460	Lunar	06/18/2026		22,900	0	(79)	(79)	3	0
Receive	28-Day MXN-TIIE	6.625	Lunar	09/11/2026		276,450	0	892	892	0	(42)
Receive	28-Day MXN-TIIE	6.635	Lunar	09/11/2026		276,450	0	886	886	0	(42)
Receive	28-Day MXN-TIIE	6.740	Lunar	09/17/2026		484,000	0	1,457	1,457	0	(75)
Receive	28-Day MXN-TIIE	7.113	Lunar	09/24/2026		2,537,800	25	5,812	5,837	0	(397)
Receive	28-Day MXN-TIIE	7.170	Lunar	10/09/2026		473,600	0	1,039	1,039	0	(75)
Receive	28-Day MXN-TIIE	7.590	Lunar	10/29/2026		460,300	0	646	646	0	(74)
Receive	28-Day MXN-TIIE	7.353	Lunar	11/05/2026		857,680	0	1,623	1,623	0	(136)
Pay	28-Day MXN-TIIE	7.273	Lunar	11/12/2026		212,990	0	(430)	(430)	34	0
Pay	28-Day MXN-TIIE	7.300	Lunar	11/12/2026		300,000	0	(589)	(589)	48	0
Receive	28-Day MXN-TIIE	7.570	Lunar	11/19/2026		409,700	0	589	589	0	(66)
Pay	28-Day MXN-TIIE	7.109	Lunar	12/03/2026		2,318,700	0	(5,536)	(5,536)	370	0
Receive	28-Day MXN-TIIE	7.264	Lunar	12/17/2026		665,000	0	1,370	1,370	0	(108)
Receive	28-Day MXN-TIIE	7.673	Lunar	12/31/2026		785,100	0	1,006	1,006	0	(129)
Receive	28-Day MXN-TIIE	7.530	Lunar	01/14/2027		848,700	0	1,303	1,303	0	(140)
Receive	28-Day MXN-TIIE	7.383	Lunar	01/28/2027		776,400	0	1,456	1,456	0	(128)
Pay	28-Day MXN-TIIE	7.460	Lunar	02/04/2027		811,500	0	(1,364)	(1,364)	135	0
Pay	28-Day MXN-TIIE	7.745	Lunar	02/11/2027		412,400	0	(455)	(455)	69	0
Pay	28-Day MXN-TIIE	8.498	Lunar	03/11/2027		141,600	0	65	65	26	0

							$35,424	$172,945	$208,369	$19,941	$(33,894)

Total Swap Agreements							$47,167	$172,589	$219,756	$20,269	$(33,963)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$20,690	$20,460	$41,150	$0	$(24,548)	$(33,963)	$(58,511)

(e)

Securities with an aggregate market value of $236,997 and cash of $41,323 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	31

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $674 and liability of $(44) for closed futures and unsettled variation margin asset of $191 for closed swap agreements is outstanding at period end.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2022	$	1,763	AUD	2,347	$0	$(4)
BOA	04/2022	MXN	13,432	$	661	0	(14)
	04/2022	$	115,783	CNH	745,161	1,422	0
	04/2022		1,547	MXN	31,252	21	0
	06/2022	CHF	50,000	$	53,280	0	(992)
	06/2022	CNH	216,253		33,768	0	(121)
	06/2022	COP	56,077,200		14,800	84	0
	06/2022	CZK	264,902		11,500	0	(405)
	06/2022	EUR	301		332	0	(2)
	06/2022	HKD	10,745		1,375	2	0
	06/2022	HUF	6,309,742		18,158	0	(654)
	06/2022	ILS	63,649		20,000	12	0
	06/2022	JPY	5,500,000		47,747	2,486	0
	06/2022	KRW	82,898,382		67,510	0	(680)
	06/2022	MXN	1,585,683		74,240	0	(4,471)
	06/2022	NZD	14,200		9,435	0	(394)
	06/2022	THB	1,671,445		50,000	0	(317)
	06/2022	$	11,400	BRL	59,707	887	0
	06/2022		244,693	CAD	313,100	5,711	0
	06/2022		4,472	EUR	4,051	22	0
	06/2022		5,314	GBP	3,977	0	(92)
	06/2022		30,000	MXN	615,193	537	0
	06/2022		40,607	NZD	60,000	926	0
	06/2022		1,759	PLN	7,627	43	0
	06/2022		7,392	RON	33,863	115	0
	06/2022		1,080	SGD	1,475	8	0
	06/2022		531	TRY	8,469	14	0
	06/2022		264	ZAR	4,056	11	0
	07/2022		650	MXN	13,432	14	0
BPS	05/2022	COP	120,966,366	$	30,733	0	(1,137)
	05/2022	MXN	138,013		6,627	0	(275)
	06/2022	BRL	151,812		30,800	0	(442)
	06/2022	CAD	142,100		110,898	0	(2,747)
	06/2022	CNH	392,741		61,303	0	(244)
	06/2022	CZK	527,157		22,600	0	(1,091)
	06/2022	GBP	48,287		64,478	1,064	0

32	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2022	HKD	16,426	$	2,100	$1	$0
	06/2022	HUF	2,690,088		7,762	0	(258)
	06/2022	IDR	190,948,100		13,300	18	0
	06/2022	ILS	307,393		96,500	37	(70)
	06/2022	JPY	17,369,187		150,651	7,713	0
	06/2022	KRW	71,020,140		57,900	0	(519)
	06/2022	NOK	258,000		28,878	0	(414)
	06/2022	PHP	480,074		9,170	0	(52)
	06/2022	RON	5,005		1,115	5	0
	06/2022	SEK	255,760		26,510	0	(740)
	06/2022	SGD	74,930		55,250	0	(33)
	06/2022	THB	46,450		1,390	0	(8)
	06/2022	TWD	90,775		3,260	80	0
	06/2022	$	41,600	BRL	216,028	2,857	0
	06/2022		178,374	CAD	223,186	310	(190)
	06/2022		2,969	CLP	2,431,280	84	0
	06/2022		62,600	CNH	398,257	0	(188)
	06/2022		33,060	COP	127,458,690	458	(70)
	06/2022		375	CZK	8,587	11	0
	06/2022		1,630	HKD	12,736	0	(2)
	06/2022		199	HUF	66,284	0	(2)
	06/2022		43,152	ILS	138,516	462	(114)
	06/2022		43,500	KRW	52,243,696	0	(526)
	06/2022		41,774	MXN	848,353	358	(20)
	06/2022		48,731	NOK	426,000	0	(366)
	06/2022		149,864	NZD	217,860	1,343	(402)
	06/2022		20,339	PHP	1,069,447	204	0
	06/2022		820	PLN	3,312	0	(38)
	06/2022		6,411	RON	30,043	249	0
	06/2022		74,913	SEK	692,000	0	(1,185)
	06/2022		5,711	SGD	7,790	36	0
	06/2022		70,200	THB	2,258,910	0	(2,198)
	07/2022	MXN	89,592	$	4,283	0	(151)
	10/2022	PEN	8,899		2,180	0	(197)
BRC	04/2022	AUD	113,900		81,330	0	(3,910)
	04/2022	PEN	306,989		81,154	0	(2,305)
	04/2022	$	118,880	PEN	448,529	2,959	0
	06/2022	EUR	7,632	$	8,463	3	(5)
	06/2022	GBP	1,100		1,446	2	0
	06/2022	HKD	28,795		3,685	6	0
	06/2022	JPY	339,900		2,802	4	0
	06/2022	MYR	73,725		17,460	3	0
	06/2022	RON	15,390		3,429	17	0
	06/2022	TWD	672,145		23,833	287	0
	06/2022	$	735	CZK	16,991	29	0
	06/2022		3,762	EUR	3,410	21	0
	06/2022		235,869	GBP	180,508	1,226	(39)
	06/2022		1,251	HUF	428,062	25	0
	06/2022		87,639	INR	6,771,604	713	0
	06/2022		30	PLN	132	1	0
	06/2022		328	ZAR	4,976	10	0
CBK	04/2022	CAD	270,984	$	211,966	0	(4,785)
	04/2022	GBP	226,330		301,575	4,281	0
	04/2022	ILS	7,700		2,357	0	(56)
	04/2022	MXN	639,658		29,476	0	(2,605)
	04/2022	PEN	20,220		5,023	0	(462)
	04/2022	$	7,346	PEN	27,735	181	0
	04/2022		1,199	TRY	17,613	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	33

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	05/2022	«	RUB	93,789	$	795	$0	$(274)
	06/2022		ILS	5,800		1,790	0	(30)
	06/2022		INR	1,684,100		22,000	27	0
	06/2022		KRW	7,464,119		6,054	0	(86)
	06/2022		RON	63,765		13,900	0	(236)
	06/2022		TWD	1,492,234		53,610	1,335	0
	06/2022		$	15,880	CLP	12,726,232	100	0
	06/2022			26,480	COP	100,491,600	0	(108)
	06/2022			11,166	CZK	257,161	391	0
	06/2022			1,065	HUF	354,511	0	(8)
	06/2022			759	ILS	2,474	18	0
	06/2022			107,850	MXN	2,301,448	6,391	0
	06/2022			4,694	PLN	20,758	211	0
	06/2022			2,081	SGD	2,832	8	0
	06/2022			33,500	TWD	926,108	0	(1,057)
	06/2022			9,135	ZAR	139,906	353	0
	08/2022		ILS	5,341	$	1,660	0	(22)
	08/2022		PEN	65,424		17,401	0	(176)
	10/2022		ILS	10		3	0	0
	10/2022		PEN	6,678		1,690	0	(92)
	12/2022		ILS	18,804		6,015	60	0
	12/2022		PEN	27,735		7,166	0	(190)
	01/2023		ILS	3,650		1,157	0	(1)
DUB	05/2022	«	RUB	377,625		3,148	0	(1,154)
	06/2022		GBP	1,211		1,619	28	0
	06/2022		ILS	106,061		32,641	0	(666)
	06/2022		JPY	3,875,000		31,846	0	(43)
	06/2022		$	2,000	CAD	2,514	11	0
	06/2022			5,042	PLN	22,994	392	0
GLM	04/2022		PEN	7,515	$	1,888	0	(153)
	04/2022		$	997	MXN	20,247	19	0
	04/2022			3,513	PEN	13,178	70	0
	05/2022	«	RUB	53,533	$	435	0	(175)
	05/2022	«	$	5,100	RUB	441,150	0	(74)
	06/2022		EUR	68,375	$	76,078	234	0
	06/2022		HUF	4,843,742		13,980	0	(462)
	06/2022		MYR	152,306		35,900	0	(164)
	06/2022		PLN	18,485		4,243	0	(126)
	06/2022		SGD	22,231		16,360	0	(42)
	06/2022		THB	3,252,203		98,052	289	(142)
	06/2022		$	50,441	AUD	68,000	505	0
	06/2022			9,780	CLP	7,806,885	23	0
	06/2022			570	COP	2,158,590	0	(4)
	06/2022			162	HUF	51,353	0	(9)
	06/2022			129	MXN	2,654	2	0
	06/2022			16,167	MYR	67,992	0	(68)
	06/2022			34,482	NOK	296,000	0	(876)
	06/2022			8,930	THB	288,082	0	(258)
	11/2022		ILS	39,608	$	12,810	289	0
HUS	06/2022		EUR	8,614		9,614	69	(10)
	06/2022		GBP	22,544		29,699	93	0
	06/2022		JPY	68,533,600		590,114	26,004	0
	06/2022		NZD	13,417		9,076	0	(211)
	06/2022		$	21,722	AUD	29,900	679	0
	06/2022			1,184	CAD	1,496	12	0
	06/2022			9,218	EUR	8,266	12	(61)
	06/2022			2,866	GBP	2,129	0	(71)
	06/2022			5,559	HKD	43,449	0	(7)
	06/2022			455	ILS	1,456	4	(1)

34	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	06/2022		$	1,058	JPY	128,600	$1	$0
	06/2022			24,097	MXN	494,130	431	0
IND	05/2022			535		11,273	29	0
JPM	04/2022			645		13,432	30	0
	05/2022	«	RUB	110,829	$	1,022	0	(241)
	05/2022		$	2,839	MXN	58,939	108	0
	06/2022		CHF	114,875	$	122,450	0	(2,239)
	06/2022		CNH	130,822		20,428	0	(73)
	06/2022		EUR	147		168	4	0
	06/2022		GBP	161,837		213,643	1,328	(222)
	06/2022		HUF	3,895,023		11,188	0	(425)
	06/2022		ILS	1,594		500	0	(1)
	06/2022		JPY	14,643,313		124,960	4,454	0
	06/2022		MXN	1,058,356		49,560	0	(2,975)
	06/2022		PHP	2,120,594		40,190	0	(544)
	06/2022		PLN	76,200		16,897	0	(1,111)
	06/2022		RON	116,543		25,605	0	(231)
	06/2022		SGD	31,505		23,190	0	(54)
	06/2022		THB	1,453,381		43,871	130	(11)
	06/2022		$	24,970	CLP	19,907,333	27	0
	06/2022			11,200	COP	43,310,400	166	0
	06/2022			10,582	CZK	244,317	398	0
	06/2022			111,142	EUR	100,814	685	0
	06/2022			25,200	IDR	361,670,400	0	(43)
	06/2022			28,000	MXN	588,621	1,218	0
	06/2022			53,886	NZD	79,640	1,242	0
	06/2022			15,702	ZAR	238,647	482	0
	06/2022		ZAR	37,371	$	2,408	0	(126)
MBC	04/2022		$	40,474	PEN	152,271	923	0
	05/2022		CLP	13,926,157	$	17,287	0	(276)
	06/2022		CZK	233,746		10,000	0	(505)
	06/2022		HUF	5,230,723		15,000	0	(595)
	06/2022		PLN	9,314		2,322	120	0
	06/2022		RON	91,452		20,356	82	0
	06/2022		THB	564,506		16,870	0	(124)
	06/2022		$	13,470	CLP	10,754,448	34	0
	06/2022			31,990	COP	120,986,180	0	(240)
	06/2022			10,834	HUF	3,762,251	404	(21)
	06/2022			350	INR	27,111	4	0
	06/2022			14,961	PHP	788,149	178	0
	06/2022			15,578	PLN	68,385	605	(22)
	06/2022			23,400	RON	106,120	126	0
	06/2022			716	TRY	11,200	8	(2)
MYI	04/2022		BRL	365,027	$	72,412	0	(4,257)
	04/2022		NZD	206,800		139,133	0	(4,176)
	04/2022		SEK	912,000		100,192	3,180	0
	04/2022		$	71,514	BRL	365,027	5,156	0
	05/2022			50,032		249,762	2,008	0
	06/2022		AUD	2,509	$	1,834	0	(46)
	06/2022		CHF	42,689		45,688	0	(647)
	06/2022		CNH	184,860		28,712	0	(257)
	06/2022		EUR	16,872		18,778	64	(1)
	06/2022		GBP	1,679		2,207	5	(3)
	06/2022		HUF	5,519,337		15,389	0	(1,067)
	06/2022		INR	5,788,024		74,800	0	(719)
	06/2022		MYR	95,654		22,640	0	(10)
	06/2022		PHP	2,148,331		41,030	0	(237)
	06/2022		PLN	21,858		5,245	114	(34)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	35

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2022	SEK	6,625	$	682	$0	$(23)
	06/2022	TRY	37,471		2,383	0	(29)
	06/2022	TWD	2,740,928		97,830	1,812	0
	06/2022	$	23,079	AUD	30,808	89	(87)
	06/2022		1,051	CHF	969	0	0
	06/2022		208	CZK	4,931	14	0
	06/2022		36,032	EUR	32,056	170	(644)
	06/2022		2,683	GBP	2,043	1	(2)
	06/2022		546	HUF	186,647	10	0
	06/2022		844	PLN	3,726	37	0
	06/2022		1,631	SEK	16,380	114	0
	06/2022		3,993	SGD	5,437	18	0
	06/2022		775	TRY	12,093	3	0
	06/2022		30,841	ZAR	473,719	1,284	0
	06/2022	ZAR	30,398	$	1,948	0	(114)
RBC	06/2022	CAD	5,805		4,562	0	(80)
	06/2022	EUR	4,552		5,193	144	0
	06/2022	HKD	40,539		5,189	9	0
	06/2022	JPY	394,400		3,314	69	0
	06/2022	SEK	8,290		879	0	(4)
	06/2022	$	1,950	AUD	2,658	41	0
	06/2022		3,431	CAD	4,398	86	0
	06/2022		1,205	CHF	1,118	8	0
	06/2022		1,875	GBP	1,409	0	(25)
	06/2022		7,574	HKD	59,228	0	(5)
	06/2022		40,134	HUF	13,801,551	1,015	0
	06/2022		51,112	IDR	733,375,353	0	(101)
	06/2022		18,149	MXN	373,859	409	0
	06/2022		29,625	SEK	283,115	539	0
RYL	04/2022	EUR	75,625	$	85,373	1,692	0
SCX	06/2022	CHF	931		994	0	(17)
	06/2022	EUR	1,865		2,060	0	(9)
	06/2022	$	7,398	EUR	6,698	31	0
	06/2022		1,209	GBP	921	1	0
	06/2022		432	HUF	148,569	10	0
	06/2022		3,899	SGD	5,301	12	0
	06/2022		32,670	THB	1,053,934	0	(942)
	06/2022		354	TRY	5,655	10	0
	06/2022		1,298	ZAR	19,612	32	0
	08/2022	PEN	273	$	72	0	(1)
SOG	06/2022	GBP	1,868		2,544	91	0
	06/2022	PLN	18,475		4,401	34	0
	06/2022	SGD	3,227		2,367	0	(14)
	06/2022	$	14,542	CZK	346,508	1,030	0
	06/2022		2,190	GBP	1,638	0	(39)
	06/2022		14,989	ILS	48,787	332	0
	06/2022		4,318	PLN	18,863	140	0
	06/2022		1,402	SGD	1,905	4	0
	06/2022		605	ZAR	9,458	36	0
TOR	06/2022	EUR	2,659	$	2,926	0	(24)
	06/2022	GBP	1,552		2,040	1	0
	06/2022	ILS	8,289		2,546	0	(57)
	06/2022	NOK	149,100		16,549	0	(378)
	06/2022	$	1,696	CAD	2,117	0	(3)
	06/2022		6,662	EUR	6,015	21	(10)
	06/2022		93	HUF	31,564	2	0
	06/2022		1,010	ILS	3,262	15	0
UAG	05/2022		584	MXN	12,328	31	0
	06/2022		40,189	AUD	55,649	1,504	0

36	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2022	$	103	CZK	2,352	$2	$0
	06/2022		1,143	HKD	8,942	0	(1)
	06/2022		2,067	JPY	256,100	41	0
	06/2022		6,008	PLN	25,947	139	(15)
	06/2022		1,016	SEK	9,490	0	(5)
	06/2022		1,894	TRY	30,497	69	0
	06/2022		247	ZAR	3,734	6	0

Total Forward Foreign Currency Contracts						$109,904	$(67,213)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
MBC	Call - OTC GBP versus USD	$	1.430	04/07/2022	50,000	$7	$0
	Call - OTC GBP versus USD		1.455	04/13/2022	200,000	26	0
	Put - OTC USD versus CHF	CHF	0.860	04/13/2022	150,000	15	1

Total Purchased Options						$48	$1

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	1.345%	Annual	11/23/2023	ILS	45,100	$0	$82	$82	$0
	Pay	3-Month ILS-TELBOR	0.335	Annual	11/29/2024		52,800	0	(527)	0	(527)
	Pay	3-Month ILS-TELBOR	0.403	Annual	01/31/2025		67,600	0	(710)	0	(710)
	Pay	3-Month ILS-TELBOR	0.330	Annual	02/14/2025		84,900	0	(966)	0	(966)
	Pay	3-Month ILS-TELBOR	0.305	Annual	05/15/2025		83,800	0	(1,024)	0	(1,024)
	Pay	3-Month ILS-TELBOR	0.265	Annual	05/29/2025		126,000	0	(1,631)	0	(1,631)
	Receive	3-Month ILS-TELBOR	0.250	Annual	08/20/2025		6,300	9	83	92	0
	Receive	3-Month ILS-TELBOR	0.330	Annual	09/04/2025		50,500	0	697	697	0
	Receive	3-Month ILS-TELBOR	0.684	Annual	03/10/2026		120,400	0	1,533	1,533	0
	Receive	3-Month ILS-TELBOR	0.712	Annual	03/19/2026		325,900	0	4,097	4,097	0
	Receive	3-Month KRW-KORIBOR	1.425	Quarterly	01/28/2025	KRW	56,782,600	0	1,644	1,644	0
	Receive	3-Month KRW-KORIBOR	1.372	Quarterly	03/18/2025		16,252,700	0	515	515	0
	Pay	3-Month KRW-KORIBOR	1.315	Quarterly	03/18/2025		78,901,900	0	(2,608)	0	(2,608)
	Receive	3-Month MYR-KLIBOR	2.367	Quarterly	03/17/2026	MYR	15,300	0	117	117	0
	Pay	3-Month MYR-KLIBOR	2.153	Quarterly	03/17/2026		80,200	0	(770)	0	(770)
	Pay	3-Month MYR-KLIBOR	2.700	Quarterly	06/16/2026		83,900	78	(515)	0	(437)
	Receive	3-Month MYR-KLIBOR	2.500	Quarterly	09/15/2026		279,800	378	1,833	2,211	0
	Receive	3-Month MYR-KLIBOR	2.750	Quarterly	12/15/2026		441,600	1,038	1,591	2,629	0
	Pay	3-Month MYR-KLIBOR	2.750	Quarterly	12/15/2026		240,700	(184)	(1,249)	0	(1,433)
	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	03/16/2027		146,400	371	178	549	0
	Pay	3-Month MYR-KLIBOR	3.500	Quarterly	06/15/2027		377,600	388	(84)	304	0
	Receive	6-Month THB-THBFIX	1.250	Semi-Annual	03/16/2027	THB	2,512,400	1,226	543	1,769	0
	Pay	6-Month THB-THBFIX	1.750	Semi-Annual	06/15/2027		1,244,200	(26)	(92)	0	(118)
BPS	Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	06/17/2025	CNY	111,400	0	73	73	0
	Receive	3-Month ILS-TELBOR	1.480	Annual	11/30/2023	ILS	46,000	0	(116)	0	(116)
	Pay	3-Month ILS-TELBOR	0.480	Annual	08/09/2024		18,700	0	(125)	0	(125)
	Receive	3-Month ILS-TELBOR	0.410	Annual	10/18/2024		32,700	0	281	281	0
	Receive	3-Month ILS-TELBOR	0.200	Annual	03/06/2025		55,100	0	710	710	0
	Pay	3-Month ILS-TELBOR	0.375	Annual	03/13/2025		57,300	0	(653)	0	(653)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	37

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	3-Month ILS-TELBOR	0.710%	Annual	03/25/2025	ILS	92,900	$0	$797	$797	$0
	Pay	3-Month ILS-TELBOR	0.285	Annual	05/19/2025		44,700	0	(560)	0	(560)
	Pay	3-Month KRW-KORIBOR	1.330	Quarterly	03/18/2025	KRW	17,246,200	0	(564)	0	(564)
	Pay	3-Month KRW-KORIBOR	0.975	Quarterly	06/17/2025		24,270,400	0	(1,090)	0	(1,090)
	Receive	3-Month MYR-KLIBOR	2.646	Quarterly	03/17/2026	MYR	134,900	0	683	683	0
	Receive	3-Month MYR-KLIBOR	2.377	Quarterly	03/17/2026		90,700	0	684	684	0
	Receive	6-Month THB-THBFIX	1.111	Semi-Annual	03/17/2026	THB	385,200	0	213	213	0
CBK	Receive	3-Month ILS-TELBOR	1.373	Annual	09/07/2023	ILS	40,976	0	(135)	0	(135)
	Pay	3-Month ILS-TELBOR	1.202	Annual	09/19/2023		38,700	0	79	79	0
	Receive	3-Month ILS-TELBOR	0.413	Annual	11/08/2024		46,700	0	416	416	0
	Pay	3-Month ILS-TELBOR	0.293	Annual	05/18/2025		85,800	0	(1,068)	0	(1,068)
	Receive	3-Month ILS-TELBOR	0.257	Annual	12/11/2025		25,500	0	417	417	0
	Pay	3-Month ILS-TELBOR	0.573	Annual	04/20/2026		42,200	0	(551)	0	(551)
	Pay	3-Month KRW-KORIBOR	1.328	Quarterly	03/18/2025	KRW	17,881,000	0	(586)	0	(586)
	Pay	3-Month KRW-KORIBOR	0.805	Quarterly	09/16/2025		26,616,300	0	(1,416)	0	(1,416)
	Receive	3-Month MYR-KLIBOR	2.271	Quarterly	09/17/2025	MYR	56,200	0	383	383	0
	Pay	3-Month MYR-KLIBOR	2.020	Quarterly	09/17/2025		39,500	0	(349)	0	(349)
	Pay	3-Month MYR-KLIBOR	1.970	Quarterly	12/16/2025		42,700	0	(438)	0	(438)
	Receive	3-Month MYR-KLIBOR	2.750	Quarterly	12/15/2026		159,600	321	629	950	0
	Pay	6-Month THB-THBFIX	0.970	Semi-Annual	03/18/2025	THB	858,500	0	(339)	0	(339)
	Receive	6-Month THB-THBFIX	1.190	Semi-Annual	06/16/2026		981,600	0	428	428	0
	Receive	6-Month THB-THBFIX	0.750	Semi-Annual	09/15/2026		1,275,700	233	1,313	1,546	0
	Receive	6-Month THB-THBFIX	1.000	Semi-Annual	12/15/2026		1,723,900	324	1,199	1,523	0
	Receive	6-Month THB-THBFIX	1.500	Semi-Annual	03/16/2027		862,580	(61)	351	290	0
GLM	Pay	3-Month ILS-TELBOR	0.967	Annual	06/19/2024	ILS	26,500	0	(33)	0	(33)
	Receive	3-Month ILS-TELBOR	0.393	Annual	01/02/2025		46,100	0	468	468	0
	Receive	3-Month ILS-TELBOR	0.650	Annual	03/26/2025		92,900	0	850	850	0
	Receive	3-Month ILS-TELBOR	0.635	Annual	03/27/2025		116,000	0	1,078	1,078	0
	Receive	3-Month ILS-TELBOR	0.250	Annual	08/20/2025		77,000	16	1,105	1,121	0
	Pay	3-Month ILS-TELBOR	0.220	Annual	10/23/2025		99,300	0	(1,595)	0	(1,595)
	Receive	3-Month ILS-TELBOR	0.233	Annual	12/02/2025		69,800	0	1,153	1,153	0
	Receive	3-Month ILS-TELBOR	0.320	Annual	01/15/2026		51,400	0	837	837	0
	Pay	3-Month ILS-TELBOR	0.586	Annual	04/23/2026		144,800	0	(1,870)	0	(1,870)
	Pay	3-Month MYR-KLIBOR	2.098	Quarterly	09/17/2025	MYR	40,400	0	(332)	0	(332)
	Receive	3-Month MYR-KLIBOR	2.840	Quarterly	06/16/2026		57,000	0	219	219	0
	Pay	6-Month THB-THBFIX	0.710	Semi-Annual	09/16/2025	THB	297,300	0	(246)	0	(246)
	Pay	6-Month THB-THBFIX	0.793	Semi-Annual	09/16/2025		302,400	0	(224)	0	(224)
	Receive	6-Month THB-THBFIX	0.824	Semi-Annual	12/16/2025		374,500	0	272	272	0
	Receive	6-Month THB-THBFIX	0.837	Semi-Annual	03/17/2026		373,700	0	328	328	0
	Pay	6-Month THB-THBFIX	0.750	Semi-Annual	09/15/2026		2,285,200	(16)	(2,754)	0	(2,770)
	Receive	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2026		884,000	(166)	293	127	0
	Receive	6-Month THB-THBFIX	1.250	Semi-Annual	12/15/2026		1,093,300	44	518	562	0
	Pay	6-Month THB-THBFIX	1.000	Semi-Annual	12/15/2026		2,074,900	(429)	(1,404)	0	(1,833)
	Receive	6-Month THB-THBFIX	1.500	Semi-Annual	03/16/2027		3,469,510	(724)	1,889	1,165	0
HUS	Pay	1-Day INR-MIBOR Compounded-OIS	5.195	Semi-Annual	03/18/2025	INR	2,099,000	0	(206)	0	(206)
	Receive	3-Month ILS-TELBOR	1.035	Annual	03/25/2024	ILS	43,500	12	89	101	0
	Pay	3-Month ILS-TELBOR	0.350	Annual	09/18/2024		28,400	0	(243)	0	(243)
	Receive	3-Month ILS-TELBOR	0.210	Annual	08/07/2025		33,300	0	494	494	0
	Pay	3-Month ILS-TELBOR	0.286	Annual	09/11/2025		31,700	0	(458)	0	(458)
	Receive	3-Month ILS-TELBOR	0.390	Annual	02/05/2026		142,100	0	2,243	2,243	0
IND	Receive	3-Month CNY-CNREPOFIX	1.835	Quarterly	04/10/2025	CNY	58,500	0	144	144	0
	Receive	3-Month KRW-KORIBOR	1.005	Quarterly	04/10/2025	KRW	9,109,700	0	381	381	0
JPM	Pay	3-Month CNY-CNREPOFIX	2.638	Quarterly	03/18/2025	CNY	568,900	0	758	758	0
	Pay	3-Month CNY-CNREPOFIX	2.525	Quarterly	03/20/2025		132,300	0	107	107	0
	Pay	3-Month ILS-TELBOR	1.280	Annual	01/11/2024	ILS	184,220	0	83	83	0
	Pay	3-Month KRW-KORIBOR	1.119	Quarterly	03/18/2025	KRW	42,426,700	0	(1,604)	0	(1,604)
	Pay	3-Month KRW-KORIBOR	1.240	Quarterly	03/18/2025		13,601,700	0	(474)	0	(474)
	Pay	3-Month KRW-KORIBOR	1.200	Quarterly	03/20/2025		28,741,800	0	(1,031)	0	(1,031)
MBC	Receive	6-Month THB-THBFIX	1.500	Semi-Annual	03/16/2027	THB	862,320	(65)	355	290	0
MYC	Pay	6-Month THB-THBFIX	1.000	Semi-Annual	09/15/2026		9,600	(1)	(7)	0	(8)
	Receive	6-Month THB-THBFIX	1.250	Semi-Annual	12/15/2026		1,898,000	21	954	975	0
	Receive	6-Month THB-THBFIX	1.000	Semi-Annual	12/15/2026		3,281,670	871	2,028	2,899	0

38	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2022

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	6-Month THB-THBFIX	1.250%	Semi-Annual	03/16/2027	THB	4,194,800	$(268)	$(2,687)	$0	$(2,955)
NGF	Pay	6-Month THB-THBFIX	1.130	Semi-Annual	06/16/2026		688,500	128	(483)	0	(355)
	Pay	6-Month THB-THBFIX	1.000	Semi-Annual	09/15/2026		2,447,100	93	(2,243)	0	(2,150)
	Pay	6-Month THB-THBFIX	1.250	Semi-Annual	03/16/2027		1,179,600	87	(918)	0	(831)
SCX	Receive	3-Month CNY-CNREPOFIX	2.430	Quarterly	03/06/2025	CNY	101,500	0	(42)	0	(42)
	Receive	3-Month KRW-KORIBOR	0.990	Quarterly	03/06/2025	KRW	20,616,600	0	836	836	0
	Receive	3-Month KRW-KORIBOR	0.965	Quarterly	03/27/2025		47,240,900	0	1,975	1,975	0
	Pay	3-Month MYR-KLIBOR	2.915	Quarterly	03/18/2025	MYR	111,300	0	(78)	0	(78)
	Receive	3-Month MYR-KLIBOR	2.033	Quarterly	12/16/2025		89,800	0	873	873	0
	Receive	3-Month MYR-KLIBOR	2.363	Quarterly	03/17/2026		55,500	0	426	426	0
	Receive	6-Month THB-THBFIX	1.018	Semi-Annual	06/17/2025	THB	384,500	0	134	134	0
	Pay	6-Month THB-THBFIX	0.843	Semi-Annual	06/17/2025		260,300	0	(138)	0	(138)
	Receive	6-Month THB-THBFIX	0.853	Semi-Annual	09/16/2025		295,700	0	201	201	0
	Pay	6-Month THB-THBFIX	0.741	Semi-Annual	12/16/2025		275,100	0	(226)	0	(226)
	Receive	6-Month THB-THBFIX	1.069	Semi-Annual	03/17/2026		478,800	0	289	289	0

								$3,698	$5,487	$47,101	$(37,916)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MEI	Receive	BOVESPA Index	330	0.000% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/13/2022	BRL	39,854	$0	$(27)	$0	$(27)
	Pay	KOSPI2 Index	168,250,000	0.000% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/09/2022	KRW	60,000,723	0	(1,261)	0	(1,261)
	Receive	Thailand Equity Index	1,675,600	0.000% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/29/2022	THB	1,693,441	0	305	305	0

									$0	$(983)	$305	$(1,288)

Total Swap Agreements									$3,698	$4,504	$47,406	$(39,204)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
AZD	$0	$0	$0	$0	$(4)	$0	$0	$(4)	$(4)	$0	$(4)
BOA	12,315	0	16,239	28,554	(8,142)	0	(10,224)	(18,366)	10,188	(10,828)	(640)
BPS	15,290	0	3,441	18,731	(13,679)	0	(3,108)	(16,787)	1,944	(4,711)	(2,767)
BRC	5,306	0	0	5,306	(6,259)	0	0	(6,259)	(953)	1,345	392

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	39

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
CBK	$13,356	$0	$6,032	$19,388	$(10,188)	$0	$(4,882)	$(15,070)	$4,318	$(4,065)	$253
DUB	431	0	0	431	(1,863)	0	0	(1,863)	(1,432)	1,222	(210)
GLM	1,431	0	8,180	9,611	(2,553)	0	(8,903)	(11,456)	(1,845)	1,201	(644)
HUS	27,305	0	2,838	30,143	(361)	0	(907)	(1,268)	28,875	(2,016)	26,859
IND	29	0	525	554	0	0	0	0	554	(590)	(36)
JPM	10,272	0	948	11,220	(8,296)	0	(3,109)	(11,405)	(185)	(1,191)	(1,376)
MBC	2,484	1	290	2,775	(1,785)	0	0	(1,785)	990	(27,960)	(26,970)
MEI	0	0	305	305	0	0	(1,288)	(1,288)	(983)	3,500	2,517
MYC	0	0	3,874	3,874	0	0	(2,963)	(2,963)	911	(990)	(79)
MYI	14,079	0	0	14,079	(12,353)	0	0	(12,353)	1,726	1,176	2,902
NGF	0	0	0	0	0	0	(3,336)	(3,336)	(3,336)	4,603	1,267
RBC	2,320	0	0	2,320	(215)	0	0	(215)	2,105	(2,860)	(755)
RYL	1,692	0	0	1,692	0	0	0	0	1,692	(950)	742
SCX	96	0	4,734	4,830	(969)	0	(484)	(1,453)	3,377	(3,395)	(18)
SOG	1,667	0	0	1,667	(53)	0	0	(53)	1,614	(1,630)	(16)
TOR	39	0	0	39	(472)	0	0	(472)	(433)	602	169
UAG	1,792	0	0	1,792	(21)	0	0	(21)	1,771	(1,780)	(9)

Total Over the Counter	$109,904	$1	$47,406	$157,311	$(67,213)	$0	$(39,204)	$(106,417)

(g)

Securities with an aggregate market value of $14,181 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$13,387	$0	$5,309	$0	$1,994	$20,690
Swap Agreements	0	328	0	0	20,132	20,460

	$13,387	$328	$5,309	$0	$22,126	$41,150

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$109,904	$0	$109,904
Purchased Options	0	0	0	1	0	1
Swap Agreements	0	0	305	0	47,101	47,406

	$0	$0	$305	$109,905	$47,101	$157,311

	$13,387	$328	$5,614	$109,905	$69,227	$198,461

40	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$17,641	$0	$2,382	$0	$4,525	$24,548
Swap Agreements	0	69	0	0	33,894	33,963

	$17,641	$69	$2,382	$0	$38,419	$58,511

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$67,213	$0	$67,213
Swap Agreements	0	0	1,288	0	37,916	39,204

	$0	$0	$1,288	$67,213	$37,916	$106,417

	$17,641	$69	$3,670	$67,213	$76,335	$164,928

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts		Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$223,388	(1)	$0	$(29,151)	$0	$26,840	$221,077
Swap Agreements	0		(1,506)	0	0	(7,454)	(8,960)

	$223,388		$(1,506)	$(29,151)	$0	$19,386	$212,117

Over the counter
Forward Foreign Currency Contracts	$0		$0	$0	$(47,807)	$0	$(47,807)
Purchased Options	0		0	0	(343)	0	(343)
Swap Agreements	0		0	1,975	0	1,203	3,178

	$0		$0	$1,975	$(48,150)	$1,203	$(44,972)

	$223,388		$(1,506)	$(27,176)	$(48,150)	$20,589	$167,145

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$11,233		$0	$(6,305)	$0	$13,236	$18,164
Swap Agreements	0		(1,254)	0	0	153,444	152,190

	$11,233		$(1,254)	$(6,305)	$0	$166,680	$170,354

Over the counter
Forward Foreign Currency Contracts	$0		$0	$0	$41,631	$0	$41,631
Purchased Options	0		0	0	(25)	0	(25)
Swap Agreements	0		0	(1,138)	0	3,835	2,697

	$0		$0	$(1,138)	$41,606	$3,835	$44,303

	$11,233		$(1,254)	$(7,443)	$41,606	$170,515	$214,657

(1)	Includes $218 reimbursement by the Adviser. See Note 10 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	41

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$74,830	$0	$74,830
Industrials	0	47,869	0	47,869
Utilities	0	54,412	0	54,412
U.S. Government Agencies	0	11,918	0	11,918
Non-Agency Mortgage-Backed Securities	0	24,992	0	24,992
Asset-Backed Securities	0	5,752	0	5,752
Sovereign Issues	0	12,462	0	12,462
Commodities	0	43,756	0	43,756
Short-Term Instruments
Commercial Paper	0	3,097	0	3,097
Repurchase Agreements	0	462,537	0	462,537
Israel Treasury Bills	0	25,070	0	25,070
Japan Treasury Bills	0	499,549	0	499,549
U.S. Treasury Bills	0	926,267	0	926,267
U.S. Treasury Cash Management Bills	0	308,140	0	308,140

	$0	$2,500,651	$0	$2,500,651

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$221,403	$0	$0	$221,403

Total Investments	$221,403	$2,500,651	$0	$2,722,054

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	20,016	20,269	0	40,285
Over the counter	0	157,311	0	157,311

	$20,016	$177,580	$0	$197,596

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(24,225)	(34,242)	0	(58,467)
Over the counter	0	(104,499)	(1,918)	(106,417)

	$(24,225)	$(138,741)	$(1,918)	$(164,884)

Total Financial Derivative Instruments	$(4,209)	$38,839	$(1,918)	$32,712

Totals	$217,194	$2,539,490	$(1,918)	$2,754,766

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

42	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, and Class A shares of the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the

ANNUAL REPORT	MARCH 31, 2022	43

Notes to Financial Statements (Cont.)

exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in

44	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2022

surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was

ANNUAL REPORT	MARCH 31, 2022	45

Notes to Financial Statements (Cont.)

January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options

46	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2022

are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in

ANNUAL REPORT	MARCH 31, 2022	47

Notes to Financial Statements (Cont.)

currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

48	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2022

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models.

ANNUAL REPORT	MARCH 31, 2022	49

Notes to Financial Statements (Cont.)

The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a

50	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

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broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

Physical commodities are valued using spot prices from established commodity exchanges as published by a third party pricing service as of the reporting date.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$ 84,638	$867	$0	$0	$(1,495)	$84,010	$867	$0

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Notes to Financial Statements (Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$ 172,729	$609,474	$(642,700)	$(98)	$(2,012)	$137,393	$2,474	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report

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and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and

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Notes to Financial Statements (Cont.)

delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

The fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

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On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary

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Notes to Financial Statements (Cont.)

risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures

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contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in

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Notes to Financial Statements (Cont.)

general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced

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index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

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Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on

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Notes to Financial Statements (Cont.)

derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including

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nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

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Notes to Financial Statements (Cont.)

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external

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processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a

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Notes to Financial Statements (Cont.)

segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund

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with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3		Class A
1.15%	0.25%	0.35%	0.45%	(1)	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

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Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee

Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2020, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is

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entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at March 31, 2022, were as follows (amounts in thousands†):

Expiring Within
12 months	13-24 months	25-36 months	Total

$665	$237	$7	$909

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $17,168.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund VIII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $3,972,857. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or

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Notes to Financial Statements (Cont.)

portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$103,897	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

During the year ended March 31, 2022, the Advisor made a $217,813 reimbursement to the PIMCO TRENDS Managed Futures Strategy Fund for a trading error that occurred during the reporting period. The reimbursement is included in the Net realized gain/loss on Exchange-traded or centrally cleared financial derivative instruments on the Consolidated Statement of Operations.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$0	$132,265	$59,349

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2022		Year Ended 03/31/2021
	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	127,265	$1,494,759	48,250	$498,720

I-2	25,291	298,504	10,355	103,986

I-3	5,035	60,313	973	9,958

Class A	5,487	65,006	2,516	25,667

Issued as reinvestment of distributions

Institutional Class	4,252	50,081	3,138	31,413

I-2	603	7,130	236	2,365

I-3	65	774	51	510

Class A	133	1,539	183	1,803

Cost of shares redeemed

Institutional Class	(38,036)	(445,668)	(25,882)	(267,572)

I-2	(3,942)	(46,191)	(3,280)	(33,421)

I-3	(998)	(11,717)	(515)	(5,187)

Class A	(1,680)	(19,457)	(4,818)	(47,487)

Net increase (decrease) resulting from Fund share transactions	123,475	$1,455,073	31,207	$320,755

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 17% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on September 6, 2013, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 39.9% of the Fund’s consolidated net assets.

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Notes to Financial Statements (Cont.)

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

72	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2022

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO TRENDS Managed Futures Strategy Fund	$160,961	$1,173	$173,046	$(1)	$0	$0	$0	$335,179

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, straddle loss deferrals, and controlled foreign corporation (CFC) transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	MARCH 31, 2022	73

Notes to Financial Statements (Cont.)

March 31, 2022

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO TRENDS Managed Futures Strategy Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO TRENDS Managed Futures Strategy Fund	$2,844,389	$569,314	$(394,779)	$174,535

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, straddle loss deferrals, and controlled foreign corporation (CFC) transactions.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO TRENDS Managed Futures Strategy Fund	$57,505	$3,051	$0	$33,103	$3,000	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

74	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO TRENDS Managed Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO TRENDS Managed Futures Strategy Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2022, the related consolidated statement of operations for the year ended March 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2022	75

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPS	J.P. Morgan Securities LLC
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BOS	BofA Securities, Inc.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DEU	Deutsche Bank Securities, Inc.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	NatWest Markets Plc
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SEK	Swedish Krona
HKD	Hong Kong Dollar	SGD	Singapore Dollar
HUF	Hungarian Forint	THB	Thai Baht
IDR	Indonesian Rupiah	TRY	Turkish New Lira
ILS	Israeli Shekel	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:
BIST	Borsa Instanbul Exchange	OTC	Over the Counter
FTSE	Financial Times Stock Exchange

Index/Spread Abbreviations:
BOVESPA	Brazil Bovespa Index	MUTKCALM	Tokyo Overnight Average Rate
BRENT	Brent Crude	OMX	Stockholm 30 Index
CAC	Cotation Assistée en Continu	S&P 500	Standard & Poor’s 500 Index
CDX.EM	Credit Derivatives Index - Emerging Markets	SIBCSORA	Singapore Overnight Rate Average
CNREPOFIX	China Fixing Repo Rates 7-Day	SOFRINDX	Secured Overnight Financing Rate Index
DAX	Deutscher Aktien Index 30	SOFRRATE	Secured Overnight Financing Rate
FTSE/JSE	South African Performance Index	SONIO	Sterling Overnight Interbank Average Rate
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	SPI 200	Australian Equity Futures Index
IBEX 35	Spanish Continuous Exchange Index	TOPIX	Tokyo Price Index
IBR	Indicador Bancario de Referencia	US0003M	ICE 3-Month USD LIBOR
KOSPI	Korea Composite Stock Price Index	VSTOXX	Euro Stoxx 50 Volatility Index
MEXBOL	Mexico Bolsa IPC Index	WIG20	Capitalization-weighted Stock Market Index of the 20 largest companies on the Warsaw Stock Exchange

76	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Other Abbreviations:
BBR	Bank Bill Rate	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OIS	Overnight Index Swap
CDI	Brazil Interbank Deposit Rate	oz.	Ounce
CHILIBOR	Chile Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
CLO	Collateralized Loan Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
HIBOR	Hong Kong Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate	THBFIX	Thai Baht Floating-Rate Fix
KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
KORIBOR	Korea Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
MIBOR	Mumbai Interbank Offered Rate
MSCI	Morgan Stanley Capital International

ANNUAL REPORT	MARCH 31, 2022	77

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends
PIMCO TRENDS Managed Futures Strategy Fund	0%	0%	$39,503	$18,001	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO TRENDS Managed Futures Strategy Fund	0%

78	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2022	79

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

80	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2022	81

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

82	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2022	83

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

84	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3017AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

Private Account Portfolio Series

PIMCO ABS and Short-Term Investments Portfolio

PIMCO EM Bond and Short-Term Investments Portfolio

PIMCO High Yield and Short-Term Investments Portfolio

PIMCO Investment Grade Credit Bond Portfolio

PIMCO Long Duration Credit Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage and Short-Term Investments Portfolio

PIMCO Municipal Portfolio

PIMCO Real Return Portfolio

PIMCO Short-Term Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO U.S. Government and Short-Term Investments Portfolio

PIMCO International Portfolio

PIMCO Short Asset Portfolio

PIMCO Short-Term Floating NAV Portfolio III

		Page

Chairman’s Letter		2

Important Information About the Portfolios		4

Expense Examples		23

Benchmark Descriptions		24

Financial Highlights		26

Statements of Assets and Liabilities		32

Consolidated Statements of Assets and Liabilities		34

Statements of Operations		35

Consolidated Statements of Operations		38

Statements of Changes in Net Assets		39

Consolidated Statements of Changes in Net Assets		43

Statements of Cash Flows		44

Notes to Financial Statements		193

Report of Independent Registered Public Accounting Firm		221

Glossary		222

Federal Income Tax Information		223

Management of the Trust		225

Privacy Policy		227

Liquidity Risk Management Program		228

Distribution Information		229

Portfolio	Portfolio Summary	Schedule of Investments

PIMCO ABS and Short-Term Investments Portfolio	7	45

PIMCO EM Bond and Short-Term Investments Portfolio	8	60

PIMCO High Yield and Short-Term Investments Portfolio	9	68

PIMCO Investment Grade Credit Bond Portfolio	10	78

PIMCO Long Duration Credit Bond Portfolio	11	94

PIMCO Low Duration Portfolio	12	120

PIMCO Moderate Duration Portfolio	13	126

PIMCO Mortgage and Short-Term Investments Portfolio	14	134

PIMCO Municipal Portfolio	15	146

PIMCO Real Return Portfolio	16	149

PIMCO Short-Term Portfolio	17	152

PIMCO Short-Term Floating NAV Portfolio II	18	163

PIMCO U.S. Government and Short-Term Investments Portfolio	19	167

PIMCO International Portfolio(1)	20	172

PIMCO Short Asset Portfolio(1)	21	178

PIMCO Short-Term Floating NAV Portfolio III(1)	22	187

(1) Consolidated Schedule of Investments

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the Annual Report for the PIMCO Private Account Portfolio Series (the “Portfolios”), which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities,

2	PRIVATE ACCOUNT PORTFOLIO SERIES

as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Portfolios investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	3

Important Information About the Portfolios

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio, and PIMCO Short-Term Floating NAV Portfolio III (each a “Portfolio” and collectively, the “Portfolios”).

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. The Portfolios may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond portfolios and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, a Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s Offering Memorandum and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of the Portfolios’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Portfolio’s compliance calculations, including those used in a Portfolio’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Portfolios are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolios’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolios’ service providers and disrupt the Portfolios’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark

4	PRIVATE ACCOUNT PORTFOLIO SERIES

Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio.

In February 2022, Russia launched an invasion of Ukraine resulting in sanctions imposed upon various Russian entities and persons. A Portfolio may invest in securities and instruments that are economically tied to Russia. Such investments may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The reductions in liquidity in investments tied to Russia may cause a Portfolio to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments tied to Russia that a Portfolio may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Portfolio and its shareholders.

On each individual Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Each Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that any Portfolio, including any Portfolio that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) a Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolios may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Portfolio along with each Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Diversification Status
PIMCO ABS and Short-Term Investments Portfolio	10/31/00	Diversified
PIMCO EM Bond and Short-Term Investments Portfolio	04/03/98	Non-diversified
PIMCO High Yield and Short-Term Investments Portfolio	12/08/00	Diversified
PIMCO Investment Grade Credit Bond Portfolio	01/26/00	Diversified
PIMCO Long Duration Credit Bond Portfolio	12/22/08	Diversified
PIMCO Low Duration Portfolio	05/31/12	Diversified
PIMCO Moderate Duration Portfolio	07/31/12	Diversified
PIMCO Mortgage and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO Municipal Portfolio	08/21/00	Diversified
PIMCO Real Return Portfolio	04/28/00	Diversified
PIMCO Short-Term Portfolio	04/20/00	Diversified
PIMCO Short-Term Floating NAV Portfolio II	06/09/09	Diversified
PIMCO U.S. Government and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO International Portfolio	12/13/89	Non-diversified
PIMCO Short Asset Portfolio	05/01/17	Diversified
PIMCO Short-Term Floating NAV Portfolio III	03/12/12	Diversified

An investment in a Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other

ANNUAL REPORT	|	MARCH 31, 2022	5

Important Information About the Portfolios	(Cont.)

communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available upon request by calling PIMCO at (888) 87-PIMCO.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolios to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Portfolios’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolios is uncertain at this time.

Daily updates on the net asset value of a Portfolio may be obtained by calling (888) 87-PIMCO.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO ABS and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2022†§

Asset-Backed Securities	45.0%

U.S. Government Agencies	22.3%

Non-Agency Mortgage-Backed Securities	19.7%

Short-Term Instruments‡	12.4%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Portfolio Inception (10/31/00)
PIMCO ABS and Short-Term Investments Portfolio	(0.76)%	3.10%	5.06%	6.39%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.60%	1.38%
Bloomberg Asset-Backed Securities Index	(3.06)%	1.68%	1.66%	3.47%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO ABS and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities and short-term investments, which may be represented by options, futures contracts, or swap agreements. Assets not invested in ABS or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to pass-through agency mortgage-backed securities (“MBS”) detracted from performance, as spreads widened.

»	Underweight exposure to asset-backed securities detracted from performance due to positive carry for the asset class.

»	Underweight exposure to duration, particularly at the front-end of the U.S. yield curve contributed to performance, as rates increased.

»	Overweight exposure to non-agency residential MBS contributed to performance, as the sector generated positive returns.

»	Overweight exposure to non-agency commercial MBS contributed to performance, as the sector generated positive excess returns.

ANNUAL REPORT	|	MARCH 31, 2022	7

PIMCO EM Bond and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of March 31, 2022†§

Short-Term Instruments‡	25.5%

South Africa	13.8%

Peru	12.5%

Indonesia	6.1%

Mexico	5.4%

Brazil	5.1%

Qatar	4.8%

Serbia	3.6%

Chile	3.4%

United States	3.0%

United Arab Emirates	2.3%

Cayman Islands	2.3%

Israel	2.1%

Saudi Arabia	2.1%

Guatemala	1.4%

Mauritius	1.0%

Dominican Republic	1.0%

Other	4.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Portfolio Inception (04/03/98)
PIMCO EM Bond and Short-Term Investments Portfolio	(3.96)%	0.94%	2.73%	6.93%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.60%	1.78%♦
Custom JPM ELMI+ Benchmark	(13.32)%	(2.01)%	(1.97)%	3.71%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 03/31/1998.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO EM Bond and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries and short term investments, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to the Brazilian real contributed to absolute performance, as the real posted positive total returns.

»	Select exposure to Brazilian energy corporate debt contributed to absolute performance due to rising oil prices.

»	Long exposure to Brazilian local duration detracted from absolute performance, as interest rates rose.

»	Long exposure to the Chilean peso detracted from absolute performance, as the peso posted negative total returns.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO High Yield and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	67.9%

Common Stocks	10.7%

Short-Term Instruments‡	7.8%

Loan Participations and Assignments	7.5%

Real Estate Investment Trusts	2.0%

Other	4.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Portfolio Inception (12/08/00)
PIMCO High Yield and Short-Term Investments Portfolio	8.41%	7.20%	8.40%	8.09%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.60%	1.36%♦
ICE BofAML U.S. High Yield, BB-B Rated Index	(0.47)%	4.62%	5.62%	6.84%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO High Yield and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Portfolio may invest up to 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. Assets not invested in high yield securities or non-investment grade short-term investments may be invested in investment grade Fixed Income Instruments, including investment grade short-term investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the chemicals sector contributed to performance, as the Portfolio’s chemicals positions outperformed the broader sector.

»	Underweight exposure to the telecommunications sector contributed to performance, as the sector underperformed the broader market.

»	Security selection in the energy sector contributed to performance, as the Portfolio’s energy positions outperformed the broader sector.

»

Security selection in commercial mortgage-backed securities (“CMBS”) and real estate investment trusts (“REITS”) detracted from performance, as the Portfolio’s CMBS and REITS positions underperformed the broader sector.

»	Underweight exposure to the energy sector detracted from performance, as the sector outperformed the broader market.

»	Security selection in the healthcare sector detracted from performance, as the Portfolio’s healthcare positions underperformed the broader sector.

ANNUAL REPORT	|	MARCH 31, 2022	9

PIMCO Investment Grade Credit Bond Portfolio

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2022†§

Banking & Finance	44.7%

Industrials	30.5%

Utilities	9.4%

Short-Term Instruments‡	6.4%

Preferred Securities	4.0%

U.S. Government Agencies	1.3%

U.S. Treasury Notes	0.9%

Sovereign Issues	0.6%

Municipal Bonds & Notes	0.5%

Non-Agency Mortgage-Backed Securities	0.4%

Loan Participations and Assignments	0.4%

Convertible Preferred Securities	0.4%

U.S. Treasury Bonds	0.3%

Federal Government Securities	0.1%

Asset-Backed Securities	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Portfolio Inception (01/26/00)
PIMCO Investment Grade Credit Bond Portfolio	(3.59)%	2.63%	3.86%	6.52%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.60%	1.53%♦
Bloomberg Credit Investment Grade Index (Ex-Aa3 and Higher)	(4.18)%	3.38%	3.71%	5.56%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade fixed income investments of varying maturities, which may be represented by options, futures contracts or swap agreements. Assets not invested in investment grade fixed income investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Duration positioning contributed to performance, as rates rose.

»	Name selection within the telecom sector, especially underweight exposure to select positions, contributed to performance, as spreads widened.

»	Name selection within the diversified manufacturing sector, especially overweight exposure to select positions, contributed to performance, as spreads tightened.

»

Tactical exposure to the emerging markets sector, particularly to select Russian corporates, detracted from performance, as the Russian invasion of Ukraine and sanctions imposed in response brought significant uncertainty to the region.

»	Name selection within the banking sector, especially overweight exposure to select positions, detracted from performance, as spreads widened.

»

Name selection within the gaming sector, especially overweight exposure to certain positions, detracted from performance, as border closures and lockdowns in Macao pressured gaming operators and spreads widen.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Long Duration Credit Bond Portfolio

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	70.2%

U.S. Treasury Obligations	17.6%

Preferred Securities	4.3%

Municipal Bonds & Notes	2.8%

Sovereign Issues	2.2%

U.S. Government Agencies	1.4%

Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Portfolio Inception (12/22/08)
PIMCO Long Duration Credit Bond Portfolio Class A	(3.69)%	5.86%	6.43%	7.75%
Bloomberg U.S. Long Credit Index	(4.24)%	4.77%	5.07%	7.20%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Long Duration Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the financials sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Underweight exposure to the healthcare sector contributed to performance, as the sector underperformed the broader investment grade market.

»	Overweight exposure to the wirelines sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Tactical exposure to the emerging markets sector detracted from performance, as spreads widened.

»	Overweight exposure to the entertainment sector detracted from performance, as the sector underperformed the broader investment grade market.

»	Tactical exposure to agency mortgage-backed securities detracted from performance, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2022	11

PIMCO Low Duration Portfolio

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Treasury Obligations	59.3%

Corporate Bonds & Notes	19.1%

Asset-Backed Securities	6.3%

Short-Term Instruments	5.4%

Non-Agency Mortgage- Backed Securities	4.7%

U.S. Government Agencies	3.5%

Municipal Bonds & Notes	1.2%

Sovereign Issues	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	Portfolio Inception (05/31/12)
PIMCO Low Duration Portfolio	(2.60)%	1.51%	1.10%
Bloomberg 1-3 Year U.S. Government/Credit Bond Index	(2.91)%	1.26%	1.09%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of “Fixed Income Instruments” of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration on the 1-year and 3-year portions of the yield curve contributed to relative performance, as front-end U.S. interest rates rose.

»	Underweight exposure to supranational securities contributed to relative performance, as the asset class provided negative total returns.

»	Holdings of investment grade corporate credit contributed to relative performance, as the asset class provided positive carry via coupon return.

»	Holdings of agency mortgage-backed securities (“MBS”) detracted from relative performance, as the asset class provided negative total return.

»	Select holdings of commercial MBS detracted from relative performance, as the asset class provided negative total return.

12	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Moderate Duration Portfolio

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Government Agencies	30.6%

Corporate Bonds & Notes	24.3%

Short-Term Instruments	17.2%

U.S. Treasury Obligations	10.3%

Non-Agency Mortgage- Backed Securities	7.5%

Asset-Backed Securities	5.8%

Municipal Bonds & Notes	3.7%

Sovereign Issues	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	Portfolio Inception (07/31/12)
PIMCO Moderate Duration Portfolio	(4.45)%	1.80%	1.59%
Bloomberg Intermediate Aggregate Bond Index	(4.38)%	1.67%	1.64%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration in the second half of the reporting period contributed to relative performance, as interest rates rose.

»	Underweight exposure to agency mortgage-backed securities contributed to relative performance, as spreads widened.

»	Overweight exposure to investment-grade corporate credit spread duration detracted from relative performance, as spreads widened.

»	Select holdings of taxable municipals detracted from relative performance over the reporting period, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2022	13

PIMCO Mortgage and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Government Agencies	82.7%

Asset-Backed Securities	7.6%

Non-Agency Mortgage-Backed Securities	6.9%

Short-Term Instruments‡	2.0%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO Mortgage and Short-Term Investments Portfolio	(8.26)%	2.89%	3.07%	5.39%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.60%	1.53%
Bloomberg U.S. MBS Fixed-Rate Index	(4.92)%	1.36%	1.71%	4.26%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Mortgage and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities and short-term investments, which may be represented by options, futures contracts, swap agreements or asset-backed securities. Assets not invested in mortgage-related securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the front-end and intermediate portion of the U.S. yield curve detracted from performance, as rates broadly increased.

»	Overweight exposure to pass-through agency mortgage-backed securities (“MBS”) detracted from performance, as spreads widened.

»	Overweight exposure to non-agency commercial MBS detracted from performance, as spreads widened.

»	Overweight exposure to non-agency residential MBS contributed to performance, as the sector generated positive returns.

»	Overweight exposure to principal only structured agency MBS contributed to performance, as the sector generated positive excess returns.

»	Overweight exposure to senior collateralized loan obligations contributed to performance, as the sector generated positive returns.

14	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Municipal Portfolio

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	15.8%

College & University Revenue	10.5%

Water Revenue	9.8%

Highway Revenue Tolls	7.3%

Ad Valorem Property Tax	6.1%

Income Tax Revenue	5.9%

Natural Gas Revenue	5.7%

Fuel Sales Tax Revenue	5.3%

Port, Airport & Marina Revenue	3.6%

Miscellaneous Revenue	3.3%

Tobacco Settlement Funded	2.7%

General Fund	2.5%

Lease (Appropriation)	2.4%

Appropriations	2.3%

Sales Tax Revenue	1.9%

Lease Revenue	1.2%

Hotel Occupancy Tax	1.2%

Sewer Revenue	1.2%

Electric Power & Light Revenue	1.1%

Lease (Non-Terminable)	1.0%

Other	2.5%

Corporate Bonds & Notes	3.7%

Short-Term Instruments‡	3.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Portfolio Inception (08/21/00)
PIMCO Municipal Portfolio	(3.94)%	3.08%	4.02%	4.24%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.60%	1.42%♦
Bloomberg Long Municipal Bond Index	(5.30)%	3.33%	3.92%	5.12%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 08/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Municipal Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts or swap agreements. Assets not invested in Municipal Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may also invest in securities issued by entities whose underlying assets are Municipal Securities, including without limitation, residual interest bonds. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a select duration position contributed to performance, as municipal yields broadly increased.

»	Underweight exposure to the housing sector contributed to performance, as the sector underperformed the broader municipal market.

»	Security selection within the transportation sector contributed to performance, as the Portfolio’s holdings outperformed the broader sector.

»	Security selection within the water and sewer sector detracted from performance, as the Portfolio’s holdings underperformed the broader sector.

»	Security selection within the pre-refunded segment detracted from performance, as our holdings underperformed the broader sector.

»	Underweight exposure to the healthcare sector detracted from performance, as the sector outperformed the broader municipal market.

ANNUAL REPORT	|	MARCH 31, 2022	15

PIMCO Real Return Portfolio

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Treasury Obligations	97.1%

Short-Term Instruments‡	2.4%

Non-Agency Mortgage-Backed Securities	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Portfolio Inception (04/28/00)
PIMCO Real Return Portfolio	8.35%	8.02%	4.85%	6.66%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.60%	1.49%♦
Bloomberg U.S. TIPS Index	4.29%	4.43%	2.69%	5.37%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute returns, as TIPS posted positive returns.

»

Overweight exposure to U.S. breakeven inflation (“BEI”), or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS, contributed to relative performance, as U.S. BEI moved higher.

»	Curve positioning in U.S. interest rates, specifically underweight exposure to 3-5 year maturities contributed to relative performance, as 3-5 year maturities underperformed.

»	There were no material detractors for this Portfolio.

16	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Portfolio

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Government Agencies	32.7%

Asset-Backed Securities	31.3%

Non-Agency Mortgage-Backed Securities	26.4%

Short-Term Instruments‡	8.4%

U.S. Treasury Obligations	1.1%

Corporate Bonds & Notes	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Portfolio Inception (04/20/00)
PIMCO Short-Term Portfolio	(1.50)%	2.46%	3.31%	3.74%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.60%	1.49%♦
3 Month USD LIBOR	0.18%	1.37%	0.89%	1.89%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Select holdings of securitized credit contributed to relative performance, as holdings of non-agency mortgage-backed securities (“MBS”) provided positive total return.

»	Overweight exposure to U.S. duration on the 1-year, 2-year, and 3-year portions of the yield curve detracted from relative performance, as front-end U.S. interest rates rose.

»	Holdings of agency MBS detracted from relative performance, as the asset class provided negative total return.

ANNUAL REPORT	|	MARCH 31, 2022	17

PIMCO Short-Term Floating NAV Portfolio II

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Treasury Bills	34.9%

Corporate Bonds & Notes	21.2%

Repurchase Agreements	20.4%

U.S. Treasury Cash Management Bills	13.8%

U.S. Government Agencies	4.2%

Sovereign Issues	3.2%

Commercial Paper	1.8%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Portfolio Inception (06/09/09)
PIMCO Short-Term Floating NAV Portfolio II	0.04%	1.25%	0.81%	0.71%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.60%	0.49%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 05/31/2009

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio II seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration on the 3-month portion of the yield curve contributed to relative performance, as U.S. interest rates rose.

»	Holdings of government agency securities detracted from relative performance, as the asset class provided negative total return.

18	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO U.S. Government and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Treasury Obligations	93.4%

U.S. Government Agencies	3.6%

Non-Agency Mortgage-Backed Securities	2.5%

Short-Term Instruments‡	0.3%

Asset-Backed Securities	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO U.S. Government and Short-Term Investments Portfolio	(7.36)%	4.31%	3.20%	6.71%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.60%	1.53%♦
Bloomberg Government Bond Index	(3.69)%	1.76%	1.67%	4.10%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO U.S. Government and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government Securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as mortgage-backed securities (“MBS”) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection detracted from performance, as the curve flattened.

»	Out-of-benchmark exposure to non-agency mortgage backed securities contributed to performance due to carry.

ANNUAL REPORT	|	MARCH 31, 2022	19

PIMCO International Portfolio

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of March 31, 2022†§

Short-Term Instruments‡	91.4%

United States	3.8%

Denmark	3.3%

Canada	1.5%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Portfolio Inception (12/13/89)
PIMCO International Portfolio	(0.53)%	(5.35)%	(1.83)%	5.31%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.60%	2.64%♦
JPMorgan GBI Global ex-US Index Hedged in USD	(3.78)%	2.34%	3.35%	5.55%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/1989.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration in the U.K. contributed to relative performance, as interest rates rose.

»	Underweight exposure to duration in the eurozone contributed to relative performance, as eurozone yields rose as shown by the euro swaps curve.

»	Underweight exposure to duration in Japan contributed to relative performance, as interest rates rose.

»	Long exposure to the Japanese yen detracted from relative performance particularly in March 2022, as the currency depreciated relative to the U.S. dollar.

»	Short exposure to the euro detracted from relative performance particularly in February 2022, as the currency appreciated relative to the U.S. dollar during the beginning of the month.

»	Long exposure to select Scandinavian currencies, notably the Norwegian krone in November 2021, detracted from relative performance, as the currency depreciated relative to the U.S. dollar.

20	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short Asset Portfolio

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	43.5%

Asset-Backed Securities	21.2%

U.S. Government Agencies	20.9%

Non-Agency Mortgage-Backed Securities	10.3%

Short-Term Instruments	1.2%

Sovereign Issues	1.1%

Israel Treasury Bills	1.0%

U.S. Treasury Obligations	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	Portfolio Inception (05/01/17)
PIMCO Short Asset Portfolio	(0.74)%	1.73%
FTSE 3-Month Treasury Bill Index	0.06%	1.10%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short Asset Portfolio seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Select holdings of securitized credit contributed to relative performance, as holdings of collateralized loan obligations provided positive total return.

»	Holdings of investment grade corporate credit contributed to relative performance, as the asset class provided positive carry via coupon return.

»	Overweight exposure to U.S. duration on the 2-year portion of the yield curve detracted from relative performance, as U.S. interest rates rose.

»	Holdings of agency mortgage-backed securities detracted from relative performance, as the asset class provided negative total return.

»	Holdings of government agency securities detracted from relative performance, as the asset class provided negative total return.

ANNUAL REPORT	|	MARCH 31, 2022	21

PIMCO Short-Term Floating NAV Portfolio III

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2022†§

Repurchase Agreements	60.4%

Corporate Bonds & Notes	16.4%

U.S. Treasury Cash Management Bills	9.2%

U.S. Treasury Bills	7.0%

Sovereign Issues	4.1%

Commercial Paper	1.6%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Portfolio Inception (03/12/12)
PIMCO Short-Term Floating NAV III	0.15%	1.27%	0.91%	0.91%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.60%	0.60%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio III seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration on the 3-month portion of the yield curve contributed to relative performance, as front-end U.S. interest rates rose.

»	A short bias to the Japanese yen versus the U.S. dollar contributed to relative performance, as the Japanese yen depreciated.

»	There were no material detractors for this Portfolio.

22	PRIVATE ACCOUNT PORTFOLIO SERIES

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO ABS and Short-Term Investments Portfolio	$1,000.00	$978.40	$0.25	$1,000.00	$1,024.68	$0.25	0.05%
PIMCO EM Bond and Short-Term Investments Portfolio	1,000.00	965.80	0.59	1,000.00	1,024.33	0.61	0.12
PIMCO High Yield and Short-Term Investments Portfolio	1,000.00	951.40	0.54	1,000.00	1,024.38	0.56	0.11
PIMCO Investment Grade Credit Bond Portfolio	1,000.00	940.10	0.24	1,000.00	1,024.68	0.25	0.05
PIMCO Long Duration Credit Bond Portfolio	1,000.00	1,000.00	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Low Duration Portfolio	1,000.00	971.30	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Moderate Duration Portfolio	1,000.00	945.10	0.24	1,000.00	1,024.68	0.25	0.05
PIMCO Mortgage and Short-Term Investments Portfolio	1,000.00	907.00	0.29	1,000.00	1,024.63	0.30	0.06
PIMCO Municipal Portfolio	1,000.00	942.10	0.24	1,000.00	1,024.68	0.25	0.05
PIMCO Real Return Portfolio	1,000.00	992.20	0.55	1,000.00	1,024.38	0.56	0.11
PIMCO Short-Term Portfolio	1,000.00	978.90	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Short-Term Floating NAV Portfolio II	1,000.00	999.90	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO U.S. Government and Short-Term Investments Portfolio	1,000.00	880.00	0.28	1,000.00	1,024.63	0.30	0.06
PIMCO International Portfolio (Consolidated)	1,000.00	996.50	0.60	1,000.00	1,024.33	0.61	0.12
PIMCO Short Asset Portfolio (Consolidated)	1,000.00	989.90	0.00	1,000.00	1,024.93	0.00	0.00
PIMCO Short-Term Floating NAV Portfolio III (Consolidated)	1,000.00	1,000.30	0.00	1,000.00	1,024.93	0.00	0.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	MARCH 31, 2022	23

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg 1-3 Year U.S. Government/Credit Bond Index	The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the 1-3 Yr component of the U.S. Government/Credit index. The Bloomberg Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Asset-Backed Securities Index	Bloomberg Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included.

Bloomberg Credit Investment Grade Index (Ex-Aa3 and Higher)	Bloomberg Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Government Bond Index	Bloomberg Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more.

Bloomberg Intermediate Aggregate Bond Index	Bloomberg Intermediate Aggregate Bond Index is the Intermediate component of the U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Long Municipal Bond Index	Bloomberg Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Bloomberg U.S. Long Credit Index	Bloomberg U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

Bloomberg U.S. MBS Fixed-Rate Index	Bloomberg U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus.

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofAML U.S. High Yield, BB-B Rated Index	ICE BofAML U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to 1/97, data represents that of ICE BofAML High Yield Cash Pay, BB-B rated. ICE BofAML High Yield Cash Pay, BB-B rated is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets.

* It is not possible to invest directly in an unmanaged index.

24	PRIVATE ACCOUNT PORTFOLIO SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	MARCH 31, 2022	25

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO ABS and Short-Term Investments Portfolio

03/31/2022	$12.60	$0.36	$(0.45)	$(0.09)	$(0.33)	$(0.04)	$0.00	$(0.37)

03/31/2021	11.95	0.31	0.79	1.10	(0.37)	(0.08)	0.00	(0.45)

03/31/2020	12.66	0.47	(0.67)	(0.20)	(0.51)	0.00	0.00	(0.51)

03/31/2019	12.70	0.50	(0.01)	0.49	(0.53)	0.00	0.00	(0.53)

03/31/2018	12.50	0.43	0.21	0.64	(0.44)	0.00	0.00	(0.44)

PIMCO EM Bond and Short-Term Investments Portfolio

03/31/2022	$9.92	$0.32	$(0.70)	$(0.38)	$(0.40)	$0.00	$0.00	$(0.40)

03/31/2021	9.15	0.28	0.50	0.78	(0.01)	0.00	0.00	(0.01)

03/31/2020	9.75	0.34	(0.87)	(0.53)	(0.00)	0.00	(0.07)	(0.07)

03/31/2019	10.38	0.48	(0.45)	0.03	(0.34)	(0.32)	0.00	(0.66)

03/31/2018	9.88	0.40	0.17	0.57	(0.07)	0.00	0.00	(0.07)

PIMCO High Yield and Short-Term Investments Portfolio

03/31/2022	$7.60	$0.38	$0.26	$0.64	$(0.41)	$0.00	$0.00	$(0.41)

03/31/2021	6.76	0.42	0.89	1.31	(0.47)	0.00	0.00	(0.47)

03/31/2020	7.76	0.46	(0.75)	(0.29)	(0.71)	0.00	0.00	(0.71)

03/31/2019	7.77	0.52	0.01	0.53	(0.54)	0.00	0.00	(0.54)

03/31/2018	7.82	0.51	(0.01)	0.50	(0.55)	0.00	0.00	(0.55)

PIMCO Investment Grade Credit Bond Portfolio

03/31/2022	$9.78	$0.27	$(0.60)	$(0.33)	$(0.28)	$(0.05)	$0.00	$(0.33)

03/31/2021	9.14	0.27	0.65	0.92	(0.28)	0.00	0.00	(0.28)

03/31/2020	9.52	0.34	(0.40)	(0.06)	(0.32)	0.00	0.00	(0.32)

03/31/2019	9.42	0.35	0.08	0.43	(0.31)	(0.02)	0.00	(0.33)

03/31/2018	9.67	0.33	(0.02)	0.31	(0.39)	(0.17)	0.00	(0.56)

PIMCO Long Duration Credit Bond Portfolio

03/31/2022	$12.42	$0.52	$(0.89)	$(0.37)	$(0.59)	$(0.20)	$0.00	$(0.79)

03/31/2021	12.09	0.55	0.60	1.15	(0.57)	(0.25)	0.00	(0.82)

03/31/2020	11.72	0.55	0.75	1.30	(0.61)	(0.32)	0.00	(0.93)

03/31/2019	11.61	0.52	0.17	0.69	(0.50)	(0.08)	0.00	(0.58)

03/31/2018	11.56	0.57	0.26	0.83	(0.67)	(0.11)	0.00	(0.78)

PIMCO Low Duration Portfolio

03/31/2022	$10.04	$0.09	$(0.34)	$(0.25)	$(0.08)	$(0.02)	$0.00	$(0.10)

03/31/2021	9.92	0.12	0.17	0.29	(0.15)	(0.02)	0.00	(0.17)

03/31/2020	9.88	0.25	0.07	0.32	(0.28)	0.00	0.00	(0.28)

03/31/2019	9.78	0.24	0.06	0.30	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.84	0.19	(0.10)	0.09	(0.15)	0.00	0.00	(0.15)

PIMCO Moderate Duration Portfolio

03/31/2022	$10.18	$0.15	$(0.59)	$(0.44)	$(0.16)	$(0.04)	$0.00	$(0.20)

03/31/2021	10.27	0.15	0.09	0.24	(0.18)	(0.15)	0.00	(0.33)

03/31/2020	9.98	0.27	0.34	0.61	(0.29)	(0.03)	0.00	(0.32)

03/31/2019	9.78	0.27	0.17	0.44	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.88	0.21	(0.13)	0.08	(0.18)	0.00	0.00	(0.18)

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.14	(0.76)%	$4,915,605	0.05%	0.05%	0.05%	0.05%	2.88%	433%

12.60	9.34	4,714,005	0.05	0.05	0.05	0.05	2.52	492

11.95	(1.72)	4,002,611	0.05	0.05	0.05	0.05	3.71	353

12.66	3.90	4,640,619	0.06	0.06	0.05	0.05	3.92	157

12.70	5.16	4,432,251	0.05	0.05	0.05	0.05	3.40	234

$9.14	(3.96)%	$488,117	0.12%	0.12%	0.12%	0.12%	3.30%	23%

9.92	8.51	536,966	0.12	0.12	0.12	0.12	2.81	57

9.15	(5.46)	481,098	0.14	0.14	0.12	0.12	3.42	31

9.75	0.49	458,684	0.17	0.17	0.12	0.12	4.93	45

10.38	5.86	656,406	0.13	0.13	0.12	0.12	4.00	32

$7.83	8.41%	$518,756	0.12%	0.12%	0.05%	0.05%	4.69%	53%

7.60	19.60	500,459	0.12	0.12	0.05	0.05	5.65	37

6.76	(4.20)	388,194	0.18	0.18	0.05	0.05	5.98	16

7.76	7.09	527,105	0.12	0.12	0.05	0.05	6.67	21

7.77	6.41	538,098	0.26	0.26	0.05	0.05	6.44	39

$9.12	(3.59)%	$4,774,312	0.05%	0.05%	0.05%	0.05%	2.72%	58%

9.78	10.09	4,660,053	0.05	0.05	0.05	0.05	2.74	122

9.14	(0.76)	3,006,729	0.06	0.06	0.05	0.05	3.54	143

9.52	4.71	2,642,701	0.06	0.06	0.05	0.05	3.73	82

9.42	3.23	1,982,065	0.06	0.06	0.05	0.05	3.42	142

$11.26	(3.69)%	$28,855,611	0.06%	0.06%	0.05%	0.05%	4.08%	66%

12.42	9.16	28,614,011	0.08	0.08	0.05	0.05	4.13	143

12.09	11.07	23,360,760	0.49	0.49	0.05	0.05	4.36	145

11.72	6.33	22,213,393	0.31	0.31	0.05	0.05	4.66	80

11.61	7.05	18,826,049	0.30	0.30	0.05	0.05	4.72	72

$9.69	(2.60)%	$1,999,224	0.05%	0.05%	0.05%	0.05%	0.85%	143%

10.04	3.00	1,049,333	0.05	0.05	0.05	0.05	1.18	301

9.92	3.23	766,311	0.05	0.05	0.05	0.05	2.49	153

9.88	3.15	928,672	0.06	0.06	0.05	0.05	2.50	201

9.78	0.92	584,046	0.09	0.09	0.05	0.05	1.89	278

$9.54	(4.45)%	$3,553,079	0.05%	0.05%	0.05%	0.05%	1.45%	370%

10.18	2.26	4,321,603	0.05	0.05	0.05	0.05	1.43	544

10.27	6.12	3,723,520	0.05	0.05	0.05	0.05	2.70	311

9.98	4.59	2,616,444	0.06	0.06	0.05	0.05	2.79	461

9.78	0.83	1,672,502	0.05	0.05	0.05	0.05	2.11	515

ANNUAL REPORT	|	MARCH 31, 2022	27

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage and Short-Term Investments Portfolio

03/31/2022	$11.00	$0.28	$(1.15)	$(0.87)	$(0.38)	$0.00	$0.00	$(0.38)

03/31/2021	11.39	0.29	0.31	0.60	(0.44)	(0.55)	0.00	(0.99)

03/31/2020	10.89	0.38	0.64	1.02	(0.52)	0.00	0.00	(0.52)

03/31/2019	10.54	0.36	0.36	0.72	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.78	0.33	(0.13)	0.20	(0.44)	0.00	0.00	(0.44)

PIMCO Municipal Portfolio

03/31/2022	$6.97	$0.21	$(0.48)	$(0.27)	$(0.20)	$(0.02)	$0.00	$(0.22)

03/31/2021	6.96	0.23	0.19	0.42	(0.27)	(0.14)	0.00	(0.41)

03/31/2020	6.98	0.26	0.13	0.39	(0.26)	(0.15)	0.00	(0.41)

03/31/2019	7.12	0.31	0.07	0.38	(0.45)	(0.07)	0.00	(0.52)

03/31/2018	7.26	0.35	(0.18)	0.17	(0.31)	0.00	0.00	(0.31)

PIMCO Real Return Portfolio

03/31/2022	$7.96	$0.73	$0.04	$0.77	$(0.63)	$(2.42)	$0.00	$(3.05)

03/31/2021	8.36	0.22	1.02	1.24	(0.88)	(0.76)	0.00	(1.64)

03/31/2020	7.68	0.21	0.61	0.82	(0.14)	0.00	0.00	(0.14)

03/31/2019	8.76	0.16	0.15	0.31	(0.69)	(0.70)	0.00	(1.39)

03/31/2018	8.90	0.26	(0.07)	0.19	(0.33)	0.00	0.00	(0.33)

PIMCO Short-Term Portfolio

03/31/2022	$9.43	$0.19	$(0.33)	$(0.14)	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2021	9.06	0.19	0.45	0.64	(0.27)	0.00	0.00	(0.27)

03/31/2020	9.47	0.30	(0.36)	(0.06)	(0.35)	0.00	0.00	(0.35)

03/31/2019	9.47	0.33	0.02	0.35	(0.35)	0.00	0.00	(0.35)

03/31/2018	9.48	0.23	0.14	0.37	(0.38)	0.00	0.00	(0.38)

PIMCO Short-Term Floating NAV Portfolio II

03/31/2022	$10.01	$0.01	$0.00	$0.01	$(0.01)	$0.00	$0.00	$(0.01)

03/31/2021	9.96	0.03	0.05	0.08	(0.03)	0.00	0.00	(0.03)

03/31/2020	10.01	0.21	(0.04)	0.17	(0.22)	0.00	0.00	(0.22)

03/31/2019	10.01	0.23	0.00	0.23	(0.23)	0.00	0.00	(0.23)

03/31/2018	10.01	0.14	0.00	0.14	(0.14)	0.00	0.00	(0.14)

PIMCO U.S. Government and Short-Term Investments Portfolio

03/31/2022	$9.06	$0.23	$(0.87)	$(0.64)	$(0.19)	$(0.02)	$0.00	$(0.21)

03/31/2021	12.10	0.27	(1.41)	(1.14)	(0.23)	(1.67)	0.00	(1.90)

03/31/2020	9.30	0.25	2.87	3.12	(0.22)	(0.10)	0.00	(0.32)

03/31/2019	8.73	0.22	0.64	0.86	(0.29)	0.00	0.00	(0.29)

03/31/2018	8.78	0.21	(0.09)	0.12	(0.17)	0.00	0.00	(0.17)

PIMCO International Portfolio (Consolidated)

03/31/2022	$5.67	$0.02	$(0.05)	$(0.03)	$0.00	$0.00	$0.00	$0.00

03/31/2021	5.43	0.00	0.24	0.24	0.00	0.00	0.00	0.00

03/31/2020	6.43	0.02	(0.84)	(0.82)	(0.18)	0.00	0.00	(0.18)

03/31/2019	7.58	0.05	(1.18)	(1.13)	0.00	0.00	(0.02)	(0.02)

03/31/2018	7.68	0.04	(0.14)	(0.10)	0.00	0.00	0.00	0.00

PIMCO Short Asset Portfolio (Consolidated)

03/31/2022	$10.03	$0.09	$(0.16)	$(0.07)	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2021	9.71	0.13	0.32	0.45	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.95	0.26	(0.23)	0.03	(0.27)	0.00	0.00	(0.27)

03/31/2019	10.00	0.26	0.00	0.26	(0.29)	(0.02)	0.00	(0.31)

05/01/2017 - 03/31/2018	10.00	0.17	0.01	0.18	(0.18)	0.00	0.00	(0.18)

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.75	(8.17)%	$1,406,044	0.06%	0.06%	0.05%	0.05%	2.61%	966%

11.00	5.31	1,504,263	0.09	0.09	0.05	0.05	2.48	1,143

11.39	9.58	2,092,924	0.60	0.60	0.05	0.05	3.46	1,294

10.89	6.96	2,644,811	0.17	0.17	0.05	0.05	3.40	1,133

10.54	1.80	1,957,803	0.09	0.09	0.05	0.05	3.01	1,179

$6.48	(3.94)%	$136,326	0.05%	0.05%	0.05%	0.05%	3.00%	12%

6.97	6.08	143,819	0.05	0.05	0.05	0.05	3.24	7

6.96	5.62	164,094	0.05	0.05	0.05	0.05	3.56	37

6.98	5.60	143,810	0.05	0.05	0.05	0.05	4.52	54

7.12	2.39	139,710	0.05	0.05	0.05	0.05	4.87	25

$5.68	8.35%	$57,769	0.11%	0.11%	0.05%	0.05%	9.91%	34%

7.96	14.90	54,516	0.39	0.39	0.05	0.05	2.48	134

8.36	10.80	667,009	1.32	1.32	0.05	0.05	2.56	35

7.68	4.44	251,428	1.23	1.23	0.05	0.05	1.94	10

8.76	2.11	41,522	0.66	0.66	0.05	0.05	2.88	183

$9.11	(1.50)%	$345,957	0.05%	0.05%	0.05%	0.05%	1.99%	604%

9.43	7.07	415,981	0.05	0.05	0.05	0.05	2.03	487

9.06	(0.71)	503,078	0.05	0.05	0.05	0.05	3.15	381

9.47	3.76	603,396	0.07	0.07	0.05	0.05	3.46	125

9.47	3.94	535,420	0.05	0.05	0.05	0.05	2.43	209

$10.01	0.04%	$15,196,560	0.05%	0.05%	0.05%	0.05%	0.10%	96%

10.01	0.88	14,025,137	0.05	0.05	0.05	0.05	0.27	68

9.96	1.64	6,301,118	0.05	0.05	0.05	0.05	2.13	70

10.01	2.35	6,030,159	0.05	0.05	0.05	0.05	2.30	69

10.01	1.33	4,071,061	0.05	0.05	0.05	0.05	1.36	108

$8.21	(7.36)%	$1,961,097	0.06%	0.06%	0.05%	0.05%	2.43%	10%

9.06	(11.08)	2,086,074	0.06	0.06	0.05	0.05	2.35	30

12.10	34.23	2,768,092	0.42	0.42	0.05	0.05	2.40	28

9.30	10.16	1,427,336	0.50	0.50	0.05	0.05	2.57	12

8.73	1.36	2,533,954	0.05	0.05	0.05	0.05	2.36	50

$5.64	(0.53)%	$537,322	0.12%	0.12%	0.12%	0.12%	0.39%	0%

5.67	4.42	528,273	0.12	0.12	0.12	0.12	0.07	20

5.43	(12.93)	524,490	0.16	0.16	0.12	0.12	0.31	72

6.43	(14.89)	556,580	0.19	0.19	0.12	0.12	0.75	0

7.58	(1.30)	674,406	0.13	0.13	0.12	0.12	0.49	91

$9.86	(0.74)%	$5,423,395	0.00%	0.00%	0.00%	0.00%	0.92%	112%

10.03	4.67	8,215,974	0.00	0.00	0.00	0.00	1.30	52

9.71	0.24	10,305,320	0.01	0.01	0.00	0.00	2.63	74

9.95	2.56	13,733,909	0.00	0.00	0.00	0.00	2.63	46

10.00	1.88	15,673,962	0.00 *	0.00 *	0.00 *	0.00 *	1.81 *	29

ANNUAL REPORT	|	MARCH 31, 2022	29

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Short-Term Floating NAV Portfolio III (Consolidated)

03/31/2022	$9.86	$0.01	$0.00	$0.01	$(0.16)	$0.00	$0.00	$(0.16)

03/31/2021	9.82	0.03	0.04	0.07	(0.03)	0.00	0.00	(0.03)

03/31/2020	9.89	0.19	(0.04)	0.15	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.88	0.21	0.04	0.25	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.89	0.11	0.03	0.14	(0.15)	0.00	0.00	(0.15)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios. Additionally, excludes initial sales charges and contingent deferred sales charges.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.71	0.15%	$11,834,353	0.00%	0.00%	0.00%	0.00%	0.13%	51%

9.86	0.74	22,775,705	0.00	0.00	0.00	0.00	0.26	80

9.82	1.52	16,363,421	0.00	0.00	0.00	0.00	1.92	233

9.89	2.47	13,290,838	0.00	0.00	0.00	0.00	2.12	197

9.88	1.47	21,178,114	0.01	0.01	0.00	0.00	1.10	112

ANNUAL REPORT	|	MARCH 31, 2022	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio

Assets:

Investments, at value
Investments in securities*	$5,586,032	$472,241	$477,594	$4,470,801	$32,079,681	$2,039,610	$4,628,735
Investments in Affiliates	720,008	14,503	40,599	277,145	165	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,650	323	287	384	4,908	1	159
Over the counter	5,274	10,855	2,176	337	58,254	0	0
Cash	2,089	0	0	2	0	1	1
Deposits with counterparty	10,659	2,312	6,775	112,025	30,322	2,383	4,303
Foreign currency, at value	0	786	3,462	1	29,025	0	0
Receivable for investments sold	1,351	10,084	5,873	515	453,996	55	53,438
Receivable for TBA investments sold	2,072,332	0	0	60,812	477,513	1,549	1,309,186
Receivable for Portfolio shares sold	180	70	60	640	1,127,331	0	0
Interest and/or dividends receivable	5,091	4,978	7,567	35,775	312,509	3,823	12,753
Dividends receivable from Affiliates	182	4	11	99	21	0	0
Reimbursement receivable from PIMCO	5	1	1	5	34	1	5
Other assets	0	0	0	0	0	0	0
Total Assets	8,404,853	516,157	544,405	4,958,541	34,573,759	2,047,423	6,008,580

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$371	$17,400	$4,010,842	$0	$0
Payable for sale-buyback transactions	0	0	0	0	0	0	0
Payable for short sales	264,828	0	7,888	18,166	40,796	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,737	0	185	376	6,532	70	11
Over the counter	14,620	24,216	645	16,383	179,701	0	0
Payable for investments purchased	25,098	120	10,677	5,692	569,003	44,943	40,163
Payable for investments in Affiliates purchased	182	4	11	99	21	0	0
Payable for TBA investments purchased	3,161,058	0	0	102,109	872,142	3,108	2,414,160
Deposits from counterparty	3,033	1,080	3,900	769	9,275	0	1,005
Payable for Portfolio shares redeemed	16,480	2,570	1,950	23,030	28,584	0	0
Distributions payable	0	0	0	0	0	0	0
Overdraft due to custodian	0	0	0	0	67	0	0
Accrued investment advisory fees	85	8	9	82	474	30	65
Accrued supervisory and administrative fees	127	41	13	123	711	45	97
Other liabilities	0	1	0	0	0	3	0
Total Liabilities	3,489,248	28,040	25,649	184,229	5,718,148	48,199	2,455,501

Net Assets	$4,915,605	$488,117	$518,756	$4,774,312	$28,855,611	$1,999,224	$3,553,079

Net Assets Consist of:

Paid in capital	$5,007,937	$530,305	$515,033	$4,977,886	$29,189,562	$2,042,848	$3,768,309
Distributable earnings (accumulated loss)	(92,332)	(42,188)	3,723	(203,574)	(333,951)	(43,624)	(215,230)

Net Assets	$4,915,605	$488,117	$518,756	$4,774,312	$28,855,611	$1,999,224	$3,553,079

Shares Issued and Outstanding	405,011	53,415	66,266	523,403	2,561,869	206,350	372,359

Net Asset Value Per Share Outstanding(a):	$12.14	$9.14	$7.83	$9.12	$11.26	$9.69	$9.54

Cost of investments in securities	$5,639,829	$497,467	$467,762	$4,670,069	$32,659,158	$2,072,092	$4,730,350
Cost of investments in Affiliates	$724,810	$14,644	$40,644	$277,099	$164	$0	$0
Cost of foreign currency held	$0	$868	$3,466	$1	$29,110	$0	$0
Proceeds received on short sales	$268,403	$0	$7,772	$18,554	$40,899	$0	$0
Cost or premiums of financial derivative instruments, net	$(5,523)	$(4,364)	$7,251	$37,585	$322,024	$1,887	$1,135

* Includes repurchase agreements of:	$1,820	$2,125	$12,389	$9,069	$4,147	$100,375	$282,372

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio	PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$3,291,661	$132,180	$106,025	$437,434	$15,240,647	$2,240,389
167	3,453	155	37,129	0	188

540	0	0	129	0	2,271
22,870	0	5	787	0	0
0	1	1	0	59,879	0
12,318	0	0	2,479	944	1,615
0	0	9	0	0	0
12,417	1,044	1,091	81	0	327
1,592,246	0	0	193,773	0	24,013
220	20	10	0	150,200	340
3,963	1,427	245	462	12,922	14,669
2	2	0	9	0	0
1	0	0	0	16	2
2	0	0	0	0	0
4,936,407	138,127	107,541	672,283	15,464,608	2,283,814

$85,845	$0	$48,731	$0	$0	$282,378
6,843	0	629	0	0	0
95,566	0	0	17,547	0	20,454

461	0	0	442	0	4,178
18,673	0	0	1,614	0	0
28,530	1,073	0	0	175,466	0
2	2	0	9	0	0
3,264,189	0	0	305,600	0	3,116
19,625	0	0	1,099	88,158	584
8,020	720	410	0	3,800	11,920
0	0	0	0	9	0
2,547	0	0	0	0	0
25	2	1	6	246	35
37	4	1	9	369	52
0	0	0	0	0	0
3,530,363	1,801	49,772	326,326	268,048	322,717

$1,406,044	$136,326	$57,769	$345,957	$15,196,560	$1,961,097

$1,555,745	$134,542	$88,094	$428,265	$15,204,861	$2,386,681
(149,701)	1,784	(30,325)	(82,308)	(8,301)	(425,584)

$1,406,044	$136,326	$57,769	$345,957	$15,196,560	$1,961,097

144,203	21,023	10,174	37,970	1,518,810	238,855

$9.75	$6.48	$5.68	$9.11	$10.01	$8.21

$3,366,656	$130,872	$104,618	$446,901	$15,249,657	$2,444,514
$167	$3,455	$155	$37,133	$0	$187
$0	$0	$10	$0	$0	$0
$95,736	$0	$0	$18,320	$0	$20,848
$8,907	$0	$(223)	$945	$0	$19,995

$12,032	$549	$2,423	$442	$3,116,841	$5,758

ANNUAL REPORT	|	MARCH 31, 2022	33

Consolidated Statements of Assets and Liabilities	March 31, 2022

(Amounts in thousands†, except per share amounts)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Assets:

Investments, at value
Investments in securities*	$408,212	$5,499,412	$12,882,585
Investments in Affiliates	133,208	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,646	1,552	0
Over the counter	10,198	15,060	9,963
Cash	1	0	470,715
Deposits with counterparty	1,757	8,440	17,186
Foreign currency, at value	17,375	538	1,054
Receivable for investments sold	416	14,114	0
Receivable for Portfolio shares sold	100	0	0
Interest and/or dividends receivable	326	13,523	11,564
Dividends receivable from Affiliates	35	0	0
Reimbursement receivable from PIMCO	1	0	0
Other assets	1	1	1
Total Assets	575,276	5,552,640	13,393,068

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$46,688	$0
Payable for short sales	0	54,702	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	10,663	2,321	0
Over the counter	12,872	15,510	8,578
Payable for investments purchased	0	3,419	1,541,696
Payable for investments in Affiliates purchased	35	0	0
Deposits from counterparty	10,742	6,570	8,341
Payable for Portfolio shares redeemed	3,589	0	100
Overdraft due to custodian	0	35	0
Accrued investment advisory fees	9	0	0
Accrued supervisory and administrative fees	44	0	0
Total Liabilities	37,954	129,245	1,558,715

Net Assets	$537,322	$5,423,395	$11,834,353

Net Assets Consist of:

Paid in capital	$727,266	$5,682,358	$11,878,621
Distributable earnings (accumulated loss)	(189,944)	(258,963)	(44,268)

Net Assets	$537,322	$5,423,395	$11,834,353

Shares Issued and Outstanding	95,238	550,195	1,218,821

Net Asset Value Per Share Outstanding(a):	$5.64	$9.86	$9.71

Cost of investments in securities	$416,169	$5,633,161	$12,892,984
Cost of investments in Affiliates	$135,103	$0	$0
Cost of foreign currency held	$17,360	$549	$0
Proceeds received on short sales	$0	$57,722	$0
Cost or premiums of financial derivative instruments, net	$16,300	$(8,435)	$0

* Includes repurchase agreements of:	$73,231	$5,654	$7,778,397

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio

Investment Income:

Interest, net of foreign taxes*	$131,343	$16,793	$24,161	$126,853
Dividends	0	0	283	4,480
Dividends from Investments in Affiliates	14,860	1,499	1,208	5,231
Total Income	146,203	18,292	25,652	136,564

Expenses:

Investment advisory fees	999	107	106	987
Supervisory and administrative fees	1,499	535	160	1,481
Trustee fees	26	3	3	27
Interest expense	6	7	397	27
Miscellaneous expense	31	3	9	25
Total Expenses	2,561	655	675	2,547
Waiver and/or Reimbursement by PIMCO	(26)	(3)	(3)	(27)
Net Expenses	2,535	652	672	2,520

Net Investment Income (Loss)	143,668	17,640	24,980	134,044

Net Realized Gain (Loss):

Investments in securities	(50,591)	(505)	22,261	14,420
Investments in Affiliates	(8,385)	(1,107)	(1,488)	(4,397)
Exchange-traded or centrally cleared financial derivative instruments	(14,011)	2,710	7,491	798
Over the counter financial derivative instruments	11,682	2,577	3,905	11,690
Short sales	0	0	21	0
Foreign currency	0	(2,319)	161	0

Net Realized Gain (Loss)	(61,305)	1,356	32,351	22,511

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(118,856)	(16,477)	(5,245)	(336,165)
Investments in Affiliates	(5,418)	(223)	542	(175)
Exchange-traded or centrally cleared financial derivative instruments	15,408	(7,874)	(10,104)	6,007
Over the counter financial derivative instruments	(12,494)	(15,273)	863	(11,732)
Short sales	0	0	(238)	0
Foreign currency assets and liabilities	0	109	25	0

Net Change in Unrealized Appreciation (Depreciation)	(121,360)	(39,738)	(14,157)	(342,065)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(38,997)	$(20,742)	$43,174	$(185,510)

* Foreign tax withholdings	$0	$1	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2022	35

Statements of Operations	(Cont.)

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio

Investment Income:

Interest, net of foreign taxes*	$1,239,640	$12,852	$62,782	$40,263	$4,336
Dividends	21,479	0	0	0	0
Dividends from Investments in Affiliates	4,823	0	0	344	117
Total Income	1,265,942	12,852	62,782	40,607	4,453

Expenses:
Investment advisory fees	6,113	284	840	305	29
Supervisory and administrative fees	9,170	426	1,260	457	44
Trustee fees	167	7	23	9	1
Interest expense	3,239	0	3	119	0
Miscellaneous expense	152	7	21	8	1
Total Expenses	18,841	724	2,147	898	75
Waiver and/or Reimbursement by PIMCO	(167)	(7)	(23)	(9)	(1)
Net Expenses	18,674	717	2,124	889	74

Net Investment Income (Loss)	1,247,268	12,135	60,658	39,718	4,379

Net Realized Gain (Loss):

Investments in securities	456,850	(14,024)	(101,136)	(63,289)	(213)
Investments in Affiliates	(5,502)	0	0	(297)	(95)
Exchange-traded or centrally cleared financial derivative instruments	76,833	1,262	4,762	(400)	0
Over the counter financial derivative instruments	153,995	(1)	(1)	12,685	0
Short sales	(8)	0	0	0	0
Foreign currency	(244)	0	0	0	0

Net Realized Gain (Loss)	681,924	(12,763)	(96,375)	(51,301)	(308)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(2,790,122)	(41,325)	(143,802)	(107,476)	(9,688)
Investments in Affiliates	0	0	0	0	(9)
Exchange-traded or centrally cleared financial derivative instruments	(10,865)	(451)	(3,518)	(8,269)	0
Over the counter financial derivative instruments	(132,588)	0	0	(891)	0
Short sales	1	0	0	371	0
Foreign currency assets and liabilities	2,448	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	(2,931,126)	(41,776)	(147,320)	(116,265)	(9,697)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,001,934)	$(42,404)	$(183,037)	$(127,848)	$(5,626)

* Foreign tax withholdings	$39	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$6,049	$7,208	$22,032	$54,508
0	0	0	0
33	515	0	213
6,082	7,723	22,032	54,721

12	76	2,974	439
18	113	4,460	659
0	2	77	12
36	2	33	294
0	2	73	11
66	195	7,617	1,415
(0)	(2)	(77)	(12)
66	193	7,540	1,403

6,016	7,530	14,492	53,318

2,819	(5,271)	861	4,856
(31)	(441)	0	(122)
0	(4,814)	0	(113,203)
6	1,251	0	0
0	0	0	0
1	0	0	0

2,795	(9,275)	861	(108,469)

(4,141)	(9,942)	(10,676)	(105,101)
0	(2)	0	(1)
0	8,159	0	(3,322)
1	(1,379)	0	0
0	0	0	0
0	0	0	0

(4,140)	(3,164)	(10,676)	(108,424)

$4,671	$(4,909)	$4,677	$(163,575)

$0	$0	$0	$0

ANNUAL REPORT	|	MARCH 31, 2022	37

Consolidated Statements of Operations

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Investment Income:

Interest, net of foreign taxes*	$519	$74,171	$22,087
Dividends from Investments in Affiliates	2,200	0	0
Total Income	2,719	74,171	22,087

Expenses:

Investment advisory fees	105	0	0
Supervisory and administrative fees	526	0	0
Trustee fees	3	0	0
Interest expense	20	25	127
Miscellaneous expense	3	0	0
Total Expenses	657	25	127
Waiver and/or Reimbursement by PIMCO	(3)	0	0
Net Expenses	654	25	127

Net Investment Income (Loss)	2,065	74,146	21,960

Net Realized Gain (Loss):

Investments in securities	(6,647)	(23,142)	(258,837)
Investments in Affiliates	(17)	0	0
Exchange-traded or centrally cleared financial derivative instruments	41,428	34,809	0
Over the counter financial derivative instruments	(5,793)	60,825	302,542
Short sales	0	761	0
Foreign currency	3,239	5,192	(10,040)

Net Realized Gain (Loss)	32,210	78,445	33,665

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(2,704)	(157,794)	166,638
Investments in Affiliates	(2,013)	0	0
Exchange-traded or centrally cleared financial derivative instruments	(24,076)	(22,651)	0
Over the counter financial derivative instruments	(7,978)	(10,552)	(204,223)
Short sales	0	3,283	0
Foreign currency assets and liabilities	790	(1,386)	3,975

Net Change in Unrealized Appreciation (Depreciation)	(35,981)	(189,100)	(33,610)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,706)	$(36,509)	$22,015

* Foreign tax withholdings	$0	$0	$23

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO ABS and Short-Term Investments Portfolio		PIMCO EM Bond and Short-Term Investments Portfolio		PIMCO High Yield and Short-Term Investments Portfolio		PIMCO Investment Grade Credit Bond Portfolio

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$143,668	$116,255	$17,640	$15,413	$24,980	$26,447	$134,044	$125,228
Net realized gain (loss)	(61,305)	51,081	1,356	(2,502)	32,351	4,576	22,511	2,637
Net change in unrealized appreciation (depreciation)	(121,360)	231,468	(39,738)	27,941	(14,157)	47,802	(342,065)	251,858

Net Increase (Decrease) in Net Assets Resulting from Operations	(38,997)	398,804	(20,742)	40,852	43,174	78,825	(185,510)	379,723

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(148,713)	(170,006)	(22,001)	(501)	(27,002)	(29,502)	(164,814)	(139,010)

Total Distributions(a)	(148,713)	(170,006)	(22,001)	(501)	(27,002)	(29,502)	(164,814)	(139,010)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	389,310	482,596	(6,106)	15,517	2,125	62,942	464,583	1,412,611

Total Increase (Decrease) in Net Assets	201,600	711,394	(48,849)	55,868	18,297	112,265	114,259	1,653,324

Net Assets:

Beginning of year	4,714,005	4,002,611	536,966	481,098	500,459	388,194	4,660,053	3,006,729
End of year	$4,915,605	$4,714,005	$488,117	$536,966	$518,756	$500,459	$4,774,312	$4,660,053

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2022	39

Statements of Changes in Net Assets	(Cont.)

	PIMCO Long Duration Credit Bond Portfolio		PIMCO Low Duration Portfolio		PIMCO Moderate Duration Portfolio

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,247,268	$1,156,334	$12,135	$10,192	$60,658	$61,376
Net realized gain (loss)	681,924	620,549	(12,763)	10,819	(96,375)	60,013
Net change in unrealized appreciation (depreciation)	(2,931,126)	394,868	(41,776)	3,194	(147,320)	(34,508)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,001,934)	2,171,751	(42,404)	24,205	(183,037)	86,881

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(1,855,931)	(1,751,578)	(13,655)	(15,203)	(81,261)	(138,909)

Total Distributions(a)	(1,855,931)	(1,751,578)	(13,655)	(15,203)	(81,261)	(138,909)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	3,099,465	4,833,078	1,005,950	274,020	(504,226)	650,111

Total Increase (Decrease) in Net Assets	241,600	5,253,251	949,891	283,022	(768,524)	598,083

Net Assets:

Beginning of year	28,614,011	23,360,760	1,049,333	766,311	4,321,603	3,723,520
End of year	$28,855,611	$28,614,011	$1,999,224	$1,049,333	$3,553,079	$4,321,603

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Mortgage and Short-Term Investments Portfolio		PIMCO Municipal Portfolio		PIMCO Real Return Portfolio		PIMCO Short-Term Portfolio

Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

$39,718	$49,494	$4,379	$4,861	$6,016	$1,996	$7,530	$9,605
(51,301)	78,609	(308)	563	2,795	67,429	(9,275)	5,634
(116,265)	(16,147)	(9,697)	3,246	(4,140)	(34,289)	(3,164)	17,365

(127,848)	111,956	(5,626)	8,670	4,671	35,136	(4,909)	32,604

(54,003)	(146,504)	(4,760)	(8,601)	(23,350)	(11,199)	(7,300)	(13,201)

(54,003)	(146,504)	(4,760)	(8,601)	(23,350)	(11,199)	(7,300)	(13,201)

83,632	(554,113)	2,893	(20,344)	21,932	(636,430)	(57,815)	(106,500)

(98,219)	(588,661)	(7,493)	(20,275)	3,253	(612,493)	(70,024)	(87,097)

1,504,263	2,092,924	143,819	164,094	54,516	667,009	415,981	503,078
$1,406,044	$1,504,263	$136,326	$143,819	$57,769	$54,516	$345,957	$415,981

ANNUAL REPORT	|	MARCH 31, 2022	41

Statements of Changes in Net Assets	(Cont.)

	PIMCO Short-Term Floating NAV Portfolio II		PIMCO U.S. Government and Short-Term Investments Portfolio

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$14,492	$27,218	$53,318	$57,930
Net realized gain (loss)	861	994	(108,469)	249,728
Net change in unrealized appreciation (depreciation)	(10,676)	32,858	(108,424)	(580,718)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,677	61,070	(163,575)	(273,060)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(15,496)	(27,272)	(49,251)	(395,006)

Total Distributions(a)	(15,496)	(27,272)	(49,251)	(395,006)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	1,182,242	7,690,221	87,849	(13,952)

Total Increase (Decrease) in Net Assets	1,171,423	7,724,019	(124,977)	(682,018)

Net Assets:

Beginning of year	14,025,137	6,301,118	2,086,074	2,768,092
End of year	$15,196,560	$14,025,137	$1,961,097	$2,086,074

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO International Portfolio		PIMCO Short Asset Portfolio		PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,065	$384	$74,146	$109,091	$21,960	$53,540
Net realized gain (loss)	32,210	(55,518)	78,445	(146,263)	33,665	(30,456)
Net change in unrealized appreciation (depreciation)	(35,981)	78,477	(189,100)	419,359	(33,610)	118,303

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,706)	23,343	(36,509)	382,187	22,015	141,387

Distributions to Shareholders:

From net investment income and/or net realized capital gains	0	0	(79,995)	(106,769)	(208,271)	(68,357)
Tax basis return of capital	0	0	0	0	(6,744)	0

Total Distributions(a)	0	0	(79,995)	(106,769)	(215,015)	(68,357)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	10,755	(19,560)	(2,676,075)	(2,364,764)	(10,748,352)	6,339,254

Total Increase (Decrease) in Net Assets	9,049	3,783	(2,792,579)	(2,089,346)	(10,941,352)	6,412,284

Net Assets:

Beginning of year	528,273	524,490	8,215,974	10,305,320	22,775,705	16,363,421
End of year	$537,322	$528,273	$5,423,395	$8,215,974	$11,834,353	$22,775,705

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2022	43

Statements of Cash Flows

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Real Return Portfolio	PIMCO U.S. Government and Short-Term Investments Portfolio

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(1,001,934)	$4,671	$(163,575)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(23,506,169)	(49,005)	(256,911)
Proceeds from sales of long-term securities	22,877,600	35,578	621,705
(Purchases) Proceeds from sales of short-term portfolio investments, net	44,317	(1,056)	(47)
(Increase) decrease in deposits with counterparty	(14,285)	0	(390)
(Increase) decrease in receivable for investments sold	2,021,125	(996)	(2,149)
(Increase) decrease in interest and/or dividends receivable	(5,833)	120	2,322
(Increase) decrease in dividends receivable from Affiliates	(12)	0	0
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	83,538	0	(114,957)
Proceeds from (Payments on) over the counter financial derivative instruments	166,439	6	0
(Increase) decrease in reimbursement receivable from PIMCO	(7)	0	1
Increase (decrease) in payable for investments purchased	(3,530,180)	0	3,116
Increase (decrease) in deposits from counterparty	(22,159)	0	584
Increase (decrease) in accrued investment advisory fees	(11)	0	(2)
Increase (decrease) in accrued supervisory and administrative fees	(16)	(1)	(3)
Proceeds from (Payments on) short sales transactions, net	40,894	0	(711)
Proceeds from (Payments on) foreign currency transactions	2,204	1	0
Increase (decrease) in other liabilities	(2)	0	0
Net Realized (Gain) Loss
Investments in securities	(456,850)	(2,819)	(4,856)
Investments in Affiliates	5,502	31	122
Exchange-traded or centrally cleared financial derivative instruments	(76,833)	0	113,203
Over the counter financial derivative instruments	(153,995)	(6)	0
Short sales	8	0	0
Foreign currency	244	(1)	0
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	2,790,122	4,141	105,101
Investments in Affiliates	0	0	1
Exchange-traded or centrally cleared financial derivative instruments	10,865	0	3,322
Over the counter financial derivative instruments	132,588	(1)	0
Short sales	(1)	0	0
Foreign currency assets and liabilities	(2,448)	0	0
Net amortization (accretion) on investments	34,759	1,250	4,766

Net Cash Provided by (Used for) Operating Activities	(560,530)	(8,087)	310,642

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	9,318,981	12,619	376,519
Payments on shares redeemed	(9,152,086)	(13,067)	(325,469)
Increase (decrease) in overdraft due to custodian	(69)	0	0
Cash distributions paid*	(5,579)	(590)	(1,502)
Proceeds from reverse repurchase agreements	301,938,633	854,705	24,098,782
Payments on reverse repurchase agreements	(301,518,198)	(846,739)	(24,458,972)
Proceeds from sale-buyback transactions	9,799,304	439,761	1,829,000
Payments on sale-buyback transactions	(9,820,921)	(439,132)	(1,829,000)

Net Cash Received from (Used for) Financing Activities	560,065	7,557	(310,642)

Net Increase (Decrease) in Cash and Foreign Currency	(465)	(530)	0

Cash and Foreign Currency:

Beginning of year	29,490	540	0
End of year	$29,025	$10	$0

* Reinvestment of distributions	$1,850,352	$22,760	$47,749

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$2,922	$30	$262
Non Cash Payment in Kind	$745	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the year or period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.6%

CORPORATE BONDS & NOTES 0.5%

BANKING & FINANCE 0.4%

Ambac Assurance Corp.
5.100% due 12/31/2099 (f)	$43	$49

Preferred Term Securities Ltd.
1.176% (US0003M + 0.350%) due 03/22/2038 ~	20,330	18,907
1.826% (US0003M + 0.860%) due 07/03/2033 ~	1,090	1,079

		20,035

INDUSTRIALS 0.1%

CVS Pass-Through Trust
5.880% due 01/10/2028	799	853

Times Square Hotel Trust
8.528% due 08/01/2026	2,851	2,910

UAL Pass-Through Trust
6.636% due 01/02/2024	475	475

		4,238

Total Corporate Bonds & Notes (Cost $24,165)		24,273

U.S. GOVERNMENT AGENCIES 28.6%

Fannie Mae
0.247% due 07/25/2037 •	683	669
0.317% due 03/25/2036 •	8	8
0.427% due 08/25/2031 •	61	58
0.697% due 05/25/2032 •	1	1
0.841% due 09/17/2027 ~	1	1
1.068% due 11/18/2031 •	1	1
1.107% due 11/25/2031 •	21	21
1.304% due 03/01/2044 - 10/01/2044 •	25	27
1.357% due 08/25/2023 •	1	1
1.457% due 12/25/2023 - 04/25/2032 •	4	5
1.504% due 10/01/2040 •	14	14
1.591% due 02/01/2033 •	42	42
1.594% due 03/01/2035 •	6	6
1.597% due 11/01/2034 •	1	1
1.607% due 10/25/2022 - 09/25/2023 •	1	1
1.614% due 06/01/2033 •	4	4
1.673% due 01/01/2035 •	3	3
1.691% due 02/01/2035 •	2	2
1.729% due 09/01/2033 •	14	14
1.750% due 12/25/2023 •	2	2
1.760% due 03/01/2035 •	6	6
1.807% due 07/01/2035 •	4	4
1.809% due 04/01/2036 •	1	1
1.818% due 05/01/2025 •	1	1
1.825% due 10/01/2034 •	3	3
1.878% due 09/01/2033 •	4	4
1.881% due 04/01/2033 •	4	4
1.910% due 11/01/2034 •	6	6
1.938% due 11/01/2035 •	1	1
1.965% due 05/01/2033 •	9	9
1.971% due 07/01/2033 •	3	3
1.990% due 12/01/2036 •	2	2
2.000% due 09/01/2033 •	6	6
2.015% due 03/01/2032 •	3	3
2.065% due 03/01/2033 •	1	1
2.067% due 05/01/2034 •	12	12
2.068% due 12/01/2036 •	5	5
2.084% due 03/01/2035 •	3	3
2.089% due 01/01/2037 •	3	3
2.117% due 02/01/2035 •	3	3
2.173% due 12/01/2035 •	2	2
2.183% due 05/01/2036 •	5	5
2.217% due 04/01/2036 •	12	12
2.220% due 10/01/2031 •	4	4
2.230% due 08/01/2035 •	1	1
2.241% due 11/01/2032 •	13	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.245% due 09/01/2030 •	$12	$12
2.248% due 10/01/2032 •	5	5
2.250% due 04/01/2032 •	11	11
2.292% due 09/01/2033 •	3	3
2.302% due 07/01/2033 •	3	3
2.375% due 03/01/2029 - 09/01/2032 •	16	16
2.400% due 04/01/2034 •	1	1
2.500% due 10/01/2028 •	2	2
2.911% due 06/01/2033 •	60	60
3.855% due 05/01/2036 •	5	5
4.000% due 11/25/2033 - 01/01/2059	360	376
4.250% due 10/01/2027 •	1	1
5.000% due 06/25/2023 - 11/25/2032	434	478
5.500% due 09/25/2035	1,903	2,305
5.543% due 11/25/2049 •(a)	626	119
6.500% due 06/25/2028	10	11
7.000% due 07/25/2042	4	4
8.500% due 01/25/2025 - 11/01/2030	4	4

Fannie Mae, TBA
3.000% due 06/01/2040	111,200	108,391

Freddie Mac
0.417% due 12/25/2022 ~(a)	28,738	69
0.482% due 01/25/2034 ~(a)	86,412	3,822
0.647% due 10/15/2032 •	3	3
0.717% due 08/25/2031 •	36	36
0.747% due 12/15/2029 •	5	5
0.777% due 03/25/2034 ~(a)	68,165	4,619
0.847% due 12/15/2031 •	2	2
0.947% due 04/15/2022 - 08/15/2031 •	5	5
1.180% due 09/25/2023 •	28	28
1.304% due 02/25/2045 •	9	9
1.341% due 10/25/2044 •	1,335	1,362
1.486% due 05/15/2023 •	1	1
1.541% due 07/25/2044 •	289	297
1.595% due 09/01/2035 •	4	4
1.939% due 01/01/2035 •	4	4
1.987% due 01/01/2035 •	5	5
2.000% due 02/01/2035 •	1	1
2.038% due 02/01/2035 •	4	4
2.090% due 09/01/2035 •	1	1
2.117% due 07/01/2037 •	1	1
2.213% due 10/01/2034 •	8	8
2.234% due 09/01/2033 •	10	11
2.237% due 02/01/2035 •	9	9
2.289% due 01/01/2035 •	4	4
2.300% due 03/01/2028 •	3	3
2.333% due 04/01/2032 •	22	22
2.348% due 09/01/2028 - 04/01/2033 •	4	4
2.355% due 12/01/2033 - 04/01/2034 •	21	21
2.362% due 11/01/2034 •	6	6
2.375% due 11/01/2034 •	13	14
2.445% due 03/01/2034 •	9	9
2.478% due 02/01/2035 •	9	10
2.504% due 03/01/2032 •	18	18
2.520% due 02/01/2036 •	2	2
2.540% due 03/01/2030 •	2	2
2.576% due 08/01/2023 •	1	1
3.000% due 09/01/2046 - 03/01/2048	13,068	12,905
3.500% due 07/01/2046 - 02/01/2048	171	174
4.000% due 10/15/2033	23	24
4.341% due 05/01/2026 •	4	4
5.000% due 02/15/2036	119	127
5.500% due 05/15/2036	9	10
5.814% due 08/01/2031 •	10	12
6.500% due 07/25/2043	325	363
7.000% due 06/15/2029	5	6
7.500% due 02/15/2023 - 01/15/2031	1	1
8.000% due 03/15/2023	1	1

Ginnie Mae
0.556% due 02/20/2061 •	236	235

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.856% due 09/20/2063 •	$1,968	$1,969
1.625% due 07/20/2029 - 09/20/2033 •	25	25
1.750% (H15T1Y + 1.500%) due 10/20/2026 ~	7	7
1.750% due 12/20/2027 - 10/20/2033 •	14	15
1.875% due 05/20/2030 - 05/20/2032 •	19	20
2.000% due 01/20/2027 - 07/20/2030 •	48	48

Ginnie Mae, TBA
2.000% due 04/01/2052	3,000	2,854
2.500% due 04/01/2052	12,200	11,834
3.500% due 05/01/2052 - 06/01/2052	57,300	57,330
4.000% due 04/01/2052	6,200	6,324

Uniform Mortgage-Backed Security
3.000% due 12/01/2026 - 10/01/2046	1,681	1,697
3.500% due 03/01/2040 - 02/01/2050	24,632	24,878
4.000% due 08/01/2038 - 07/01/2049	25,348	26,124
8.500% due 11/01/2025 - 06/01/2030	7	8

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2052	15,400	14,297
2.500% due 04/01/2037 - 06/01/2052	116,300	110,589
3.000% due 04/01/2037 - 05/01/2052	76,900	77,131
3.500% due 05/01/2052 - 06/01/2052	503,600	502,144
4.000% due 04/01/2052 - 06/01/2052	422,237	429,767

Total U.S. Government Agencies (Cost $1,417,520)		1,404,150

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
1.125% due 02/29/2028 (i)	1,674	1,552
2.375% due 05/15/2029 (i)(k)	8,900	8,877

Total U.S. Treasury Obligations (Cost $10,693)		10,429

NON-AGENCY MORTGAGE-BACKED SECURITIES 25.3%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	2,600	2,612

225 Liberty Street Trust
3.597% due 02/10/2036	2,000	1,988

Adjustable Rate Mortgage Trust
0.997% due 11/25/2035 •	270	271
1.017% due 11/25/2035 ~	529	526
1.017% due 08/25/2036 •	34,555	15,977

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ	11,004	10,335

American Home Mortgage Investment Trust
2.826% due 06/25/2045 •	745	750

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	310	305

AREIT Trust
1.184% due 09/14/2036 •	6,815	6,800

Arroyo Mortgage Trust
1.175% due 10/25/2048 ~	7,266	6,914
1.483% due 10/25/2048 ~	9,551	9,127
1.637% due 10/25/2048 ~	4,844	4,640

Ashford Hospitality Trust
1.297% due 04/15/2035 •	10,224	10,044
1.847% due 06/15/2035 •	3,100	3,071
2.247% due 06/15/2035 •	2,300	2,242
3.147% due 06/15/2035 •	3,200	3,102

BAMLL Commercial Mortgage Securities Trust
1.447% due 04/15/2036 •	3,500	3,483
1.597% due 03/15/2034 ~	900	892

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	45

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Alternative Loan Trust
6.000% due 04/25/2037	$1,701	$1,612

Banc of America Commercial Mortgage Trust
5.823% due 02/10/2051 ~	42,353	42,530

Banc of America Funding Trust
0.317% due 10/26/2036 ~	78,290	73,784
0.829% due 10/20/2036 •	3,054	2,532
1.124% due 04/20/2035 •	295	295
2.395% due 10/20/2046 ^~	213	189
2.686% due 09/20/2046 ^~	664	662
3.482% due 01/20/2047 ^~	6	6

Banc of America Mortgage Trust
2.121% due 12/25/2033 ~	49	49
2.399% due 11/25/2033 ~	11	11
2.747% due 10/25/2035 ^~	267	267
2.759% due 06/25/2034 ~	127	128
2.973% due 06/25/2035 ~	238	230

Bear Stearns Adjustable Rate Mortgage Trust
0.000% due 10/25/2034 ~	42	28
2.090% due 01/25/2034 ~	22	22
2.261% due 02/25/2036 ^~	75	74
2.337% due 08/25/2035 ~	606	601
2.428% due 04/25/2034 ~	52	49
2.602% due 11/25/2034 ~	111	107
2.768% due 05/25/2033 ~	92	87
2.779% due 11/25/2030 ~	27	26
2.838% due 02/25/2033 ~	2	2
2.860% due 02/25/2035 ~	143	144
3.001% due 05/25/2034 ~	52	49
3.133% due 05/25/2047 ^~	283	277

Bear Stearns ALT-A Trust
2.483% due 04/25/2035 ~	27	28
2.552% due 07/25/2035 ~	9,128	7,177
2.591% due 01/25/2036 ^~	514	511
2.593% due 12/25/2033 ~	202	207
2.694% due 08/25/2036 ^~	1,880	1,366
2.749% due 11/25/2035 ^~	936	645
2.931% due 02/25/2036 ^~	3,150	2,592
3.292% due 08/25/2036 ^~	1,028	637

Bear Stearns Mortgage Securities, Inc.
1.982% due 06/25/2030 ~	3	4

Bear Stearns Structured Products, Inc. Trust
2.340% due 12/26/2046 ^~	3,053	2,622
2.728% due 01/26/2036 ^~	2,603	2,242

BellaVista Mortgage Trust
0.949% due 05/20/2045 •	1,555	1,074
1.197% due 02/25/2035 •	2,372	1,738

Benchmark Mortgage Trust
2.994% due 04/15/2054 ~	8,809	7,951

BXMT Ltd.
1.564% due 11/15/2037 •	23,500	23,360

Chase Mortgage Finance Trust
2.878% due 12/25/2035 ^~	682	648

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.688% due 01/25/2035 ~	449	440

Citigroup Commercial Mortgage Trust
1.227% due 12/15/2036 •	9,200	9,074
1.547% due 12/15/2036 •	2,653	2,604
3.098% due 04/10/2049	17,314	17,342
3.209% due 05/10/2049	700	696

Citigroup Global Markets Mortgage Securities, Inc.
0.957% due 05/25/2032 •	20	20
2.240% due 09/25/2033 ~	1	1
8.500% due 05/25/2032	77	67

Citigroup Mortgage Loan Trust
0.587% due 06/25/2036 •	600	568
0.957% due 09/25/2036 •	5,413	5,277
1.257% due 08/25/2035 ^•	107	102
2.470% due 05/25/2035 •	5	5
2.470% due 10/25/2035 •	12	12
2.480% due 11/25/2035 •	370	367
2.536% due 05/25/2042 ~	683	672
2.821% due 08/25/2035 ~	119	122
3.228% due 09/25/2059 þ	476	476

Citigroup Mortgage Loan Trust, Inc.
0.787% due 12/25/2034 •	93	96
1.860% due 09/25/2035 •	372	373

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CityLine Commercial Mortgage Trust
2.778% due 11/10/2031 ~	$800	$793

Commercial Mortgage Trust
2.950% due 08/15/2057	1,000	971
3.545% due 02/10/2036	3,800	3,736

Community Program Loan Trust
4.500% due 04/01/2029	16	16

Countrywide Alternative Loan Trust
0.629% due 02/20/2047 ^•	1,534	1,255
0.644% due 12/20/2046 ^•	6,866	6,022
0.649% due 07/20/2046 ^•	584	450
0.777% due 07/25/2036 •	9	49
0.837% due 07/25/2046 •	2,702	2,479
0.837% due 09/25/2046 ^•	269	264
0.857% due 06/25/2037 •	518	496
0.869% due 03/20/2046 ~	261	218
0.957% due 05/25/2035 ~	99	83
0.957% due 05/25/2035 ^•	174	163
0.957% due 06/25/2035 •	1,544	1,413
0.981% due 03/25/2047 ^•	2,649	2,395
0.997% due 02/25/2036 •	84	70
1.017% due 12/25/2035 •	454	447
1.037% due 11/25/2035 •	300	344
1.037% due 02/25/2036 ^•	218	211
1.077% due 10/25/2035 ~	307	301
1.087% due 11/20/2035 •	179	172
1.117% due 10/25/2035 •	2,992	2,353
1.141% due 02/25/2036 ~	563	533
1.391% due 11/25/2047 ^~	3,904	3,536
1.417% due 07/25/2035 •	182	181
1.521% due 11/25/2047 ^•	7,120	6,489
1.949% due 08/25/2035 ~	2,568	2,516
1.997% due 11/25/2035 •	1,716	1,547
5.500% due 11/25/2035 ^	790	565
5.500% due 03/25/2036 ^	69	40
5.750% due 03/25/2037 ^•	279	197
5.750% due 04/25/2047 ^	384	299
6.250% due 12/25/2033	15	15
6.500% due 11/25/2031	23	23

Countrywide Home Loan Mortgage Pass-Through Trust
0.937% due 03/25/2036 •	10,378	9,645
1.037% due 04/25/2035 •	14	13
1.057% due 03/25/2035 ~	23	18
1.097% due 03/25/2035 •	1,382	1,298
1.137% due 02/25/2035 •	51	47
1.157% due 02/25/2035 •	441	412
1.237% due 02/25/2035 •	73	67
1.377% due 09/25/2034 •	78	65
1.985% due 02/20/2036 ^•	68	59
1.991% due 02/20/2036 ^~	127	126
2.012% due 06/19/2031 ~	2	2
2.169% due 02/25/2034 ~	29	29
2.413% due 02/19/2034 ~	11	10
2.475% due 02/19/2034 ~	8	9
2.505% due 02/20/2035 ~	50	51
2.531% due 04/25/2035 ^~	9	1
2.991% due 05/19/2033 ~	9	8
3.034% due 07/19/2033 ~	50	51
3.095% due 08/25/2034 ~	32	32
6.000% due 11/25/2037 ^	100	69

Credit Suisse First Boston Mortgage Securities Corp.
0.420% due 03/25/2032 ~	57	55
1.607% due 09/25/2034 ^•	683	769
2.345% due 12/25/2032 ^~	27	25
2.497% due 06/25/2033 ~	110	109
3.049% due 12/25/2033 ~	81	80
5.750% due 04/25/2033	7	7
6.250% due 07/25/2035	184	189
7.000% due 02/25/2033	12	12

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.103% due 07/25/2033 ~	5	5
2.547% due 10/25/2033 ~	65	64
5.500% due 11/25/2035	159	143

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~	5,515	5,267
3.098% due 02/27/2036 ~	4,205	3,383
5.750% due 12/26/2035	201	166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	$210	$168

Credit Suisse Mortgage Capital Trust
1.747% due 10/15/2037 •	1,000	998
1.926% due 07/27/2061 ~	13,451	12,800
2.215% due 11/25/2061 ~	1,488	1,451
2.257% due 08/15/2037	1,175	1,118
2.750% due 01/25/2060 ~	5,626	5,060
2.750% due 01/25/2060	9,795	8,757
2.942% due 12/26/2059 ~	716	711
3.250% due 01/25/2060 ~	3,775	3,437
3.250% due 01/25/2060	7,373	6,580
3.445% due 01/25/2060 ~	3,343	2,911

Deephaven Residential Mortgage Trust
4.300% due 03/25/2067 ~	2,300	2,300

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.817% due 01/25/2047 •	4,699	4,581

Downey Savings & Loan Association Mortgage Loan Trust
1.081% due 04/19/2046 •	297	283

Extended Stay America Trust
1.477% due 07/15/2038 •	46,613	46,120

First Horizon Alternative Mortgage Securities Trust
2.134% due 06/25/2034 ~	963	971
2.371% due 09/25/2034 ~	460	451
2.419% due 07/25/2035 ~	4,443	4,305
2.771% due 03/25/2035 ~	100	71

GCAT LLC
2.981% due 09/25/2025 þ	506	506

GMAC Mortgage Corp. Loan Trust
2.875% due 05/25/2035 ~	6	6

Grand Avenue Mortgage Loan Trust
3.250% due 08/25/2064	29,702	28,173

GreenPoint Mortgage Funding Trust
0.877% due 04/25/2036 •	116	113
0.917% due 06/25/2045 •	9,494	7,974

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	15,900	15,826
3.551% due 04/10/2034	7,490	7,487
3.924% due 10/10/2032	13,300	13,269

GS Mortgage Securities Trust
3.621% due 10/10/2035	2,000	1,981

GSMPS Mortgage Loan Trust
0.807% due 09/25/2035 •	18,344	16,047
0.807% due 01/25/2036 •	22,522	19,038
7.000% due 06/25/2043	358	392
8.000% due 09/19/2027 ~	187	181

GSR Mortgage Loan Trust
0.807% due 01/25/2034 •	4	4
2.463% due 04/25/2035 ~	381	379
2.652% due 04/25/2035 ~	328	321
2.766% due 09/25/2035 ~	36	36
2.871% due 01/25/2036 ^~	145	148
6.000% due 03/25/2032	1	1

HarborView Mortgage Loan Trust
0.642% due 03/19/2036 ^•	166	164
0.654% due 12/19/2036 •	1,048	973
0.689% due 12/19/2036 ^•	767	782
0.829% due 02/19/2046 •	233	211
0.889% due 05/19/2035 •	117	112
0.929% due 06/19/2035 •	5,842	5,823
1.149% due 01/19/2035 •	15	14
2.073% due 06/19/2045 ^•	237	131
2.285% due 11/19/2034 ~	6	6
2.481% due 12/19/2035 ^~	6	5
2.852% due 08/19/2034 ~	88	86

Hilton USA Trust
2.828% due 11/05/2035	6,500	6,434
3.719% due 11/05/2038	1,000	1,000

Impac CMB Trust
1.357% due 10/25/2033 •	5	5

Impac Secured Assets Trust
0.857% due 12/25/2036 •	2,066	2,055
1.157% due 05/25/2036 •	14	14

IndyMac Adjustable Rate Mortgage Trust
1.544% due 01/25/2032 ~	3	3

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac INDX Mortgage Loan Trust
0.697% due 07/25/2036 •	$11,662	$11,322
0.757% due 06/25/2037 ^•	111	50
0.837% due 09/25/2046 •	398	373
0.917% due 07/25/2046 •	5,474	5,700
0.937% due 04/25/2035 •	98	90
1.017% due 03/25/2035 •	17	17
1.097% due 02/25/2035 •	679	653
1.097% due 07/25/2045 •	32	28
1.257% due 11/25/2034 ~	2,528	2,425
1.677% due 09/25/2034 •	79	74
2.750% due 06/25/2034 ~(a)	1,721	1,562
2.938% due 06/25/2036 ~	839	821
2.988% due 06/25/2036 ~	1,779	1,368
3.218% due 02/25/2036 ~	3,791	3,185

InTown Hotel Portfolio Trust
1.497% due 01/15/2033 •	4,900	4,881
1.847% due 01/15/2033 •	100	100
1.847% due 01/15/2033 •	8,250	8,214
2.047% due 01/15/2033 •	2,900	2,887
2.847% due 01/15/2033 •	8,100	8,066

J.P. Morgan Chase Commercial Mortgage Securities Trust
1.347% due 02/15/2035 •	5,000	4,945
2.287% due 03/05/2042	18,200	16,828
2.537% due 10/15/2032 •	545	543

JP Morgan Alternative Loan Trust
0.709% due 06/27/2037 •	1,371	1,064
0.937% due 07/25/2036 •	18,803	18,032
0.937% due 11/25/2036 •	4,998	4,752
1.017% due 06/25/2037 •	35,098	17,197
9.273% due 06/27/2037 ~	13,861	7,621

JP Morgan Chase Commercial Mortgage Securities Trust
1.789% due 07/05/2033 •	3,239	3,231
2.450% due 12/15/2031 •	795	788
2.713% due 08/15/2049	9,369	9,319
3.648% due 12/15/2049 ~	300	304
4.549% due 07/05/2033	23,176	23,411

JP Morgan Mortgage Trust
2.412% due 06/25/2035 ~	62	54
2.434% due 10/25/2035 ^~	35	30
2.585% due 04/25/2035 ~	4	4
3.246% due 10/25/2035 ~	84	81
5.000% due 07/25/2036	263	188

JPMDB Commercial Mortgage Securities Trust
3.057% due 11/13/2052	1,000	977

Legacy Mortgage Asset Trust
1.650% due 11/25/2060 þ	2,428	2,302
1.750% due 07/25/2061 þ	9,938	9,503
1.875% due 10/25/2068 þ	5,631	5,465
1.892% due 10/25/2066 þ	2,337	2,270
1.991% due 09/25/2060 ~	1,275	1,269
2.250% due 07/25/2067 þ	2,812	2,690

Lehman Mortgage Trust
5.500% due 02/25/2036 ^	230	164

Lehman XS Trust
0.817% due 11/25/2035 •	4,760	4,616
0.917% due 04/25/2046 ^~	256	285

Manhattan West Mortgage Trust
2.130% due 09/10/2039	3,400	3,147

MASTR Adjustable Rate Mortgages Trust
0.757% due 03/25/2047 •	2,227	2,155
0.787% due 12/25/2034 •	305	298
1.557% due 09/25/2037 •	3,500	1,708
2.000% due 12/25/2033 ~	4	4
2.524% due 07/25/2035 ~	10,329	6,835

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.097% due 11/15/2031 •	36	36

Merrill Lynch Mortgage Investors Trust
1.077% due 08/25/2028 •	4	4
1.097% due 10/25/2028 •	44	43
1.177% due 08/25/2035 •	12,000	11,751
1.197% due 03/25/2028 •	7	7
1.960% due 04/25/2035 ~	10	10
2.591% due 11/25/2035 •	4,032	4,039
2.783% due 08/25/2033 ~	50	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MFA Trust
1.947% due 04/25/2065 ~	$874	$863

Mill City Mortgage Loan Trust
1.850% due 11/25/2060 ~	8,550	7,846
2.500% due 11/25/2060 ~	5,358	4,910

Morgan Stanley Capital Trust
1.397% due 05/15/2036 •	5,347	5,312
3.005% due 07/15/2052	8,000	7,689

Morgan Stanley Mortgage Loan Trust
0.717% due 03/25/2036 ~	1,151	832
2.462% due 10/25/2034 ~	24	25

Morgan Stanley Resecuritization Trust
0.507% due 06/26/2047 •	13,571	12,523

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	402	390

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	26,496	25,947
3.250% due 02/25/2059 ~	11,363	11,336
3.500% due 12/25/2057 ~	515	517
4.500% due 05/25/2058 ~	553	566

New York Mortgage Trust
1.670% due 08/25/2061 þ	2,838	2,713

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.754% due 10/25/2034 þ	6,871	6,899

One New York Plaza Trust
1.347% due 01/15/2036 •	9,700	9,566

Preston Ridge Partners Mortgage
3.720% due 02/25/2027 þ	13,382	13,167

PRET LLC
1.843% due 09/25/2051 þ	37,482	35,912
2.487% due 10/25/2051 ~	1,607	1,566

RBS Acceptance, Inc.
2.825% due 06/25/2024 ~	3	3

Residential Accredit Loans, Inc. Trust
0.817% due 11/25/2036 •	7,389	5,235
0.837% due 04/25/2046 •	1,365	1,252
0.857% due 10/25/2046 •	9,004	8,912
0.877% due 06/25/2037 ~	125	120
1.016% due 10/25/2037 ~	943	918
3.014% due 09/25/2034 ~	5	5
6.000% due 12/25/2035	3,705	3,590
6.500% due 10/25/2036 ^	1,598	1,517

Residential Asset Securitization Trust
0.807% due 10/25/2048	2	2
0.907% due 02/25/2034 •	20	19
0.907% due 04/25/2035 ^~	574	340
6.250% due 08/25/2036	1,788	1,483
6.500% due 04/25/2037 ^	4,333	1,723

Residential Funding Mortgage Securities, Inc. Trust
3.169% due 09/25/2035 ~	5,745	4,325
4.750% due 02/25/2036 ^~	35	31

RESIMAC Bastille Trust
1.219% due 09/05/2057 •	725	725

RiverView HECM Trust
2.020% due 05/25/2047 •	11,689	11,118

SACO, Inc.
7.000% due 08/25/2036	3	3

Sequoia Mortgage Trust
0.686% due 05/20/2034 •	237	233
0.909% due 02/20/2035 •	63	60
1.030% due 02/20/2034 •	85	78
1.069% due 11/20/2034 •	24	23
1.149% due 10/19/2026 •	23	22
1.209% due 10/20/2027 •	4	4
1.249% due 10/20/2027 •	10	10
1.556% due 06/20/2034 ~	55	55
1.762% due 08/20/2034 ~	63	64
1.809% due 10/20/2027 •	183	183
1.857% due 09/20/2032 ~	13	12
1.897% due 01/20/2047 ^~	400	295

SG Commercial Mortgage Securities Trust
2.895% due 10/10/2048	2,559	2,546

Structured Adjustable Rate Mortgage Loan Trust
1.192% due 06/25/2034 •	249	234
1.541% due 01/25/2035 ^•	379	349

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.541% due 05/25/2035 ^•	$439	$362
2.329% due 04/25/2034 ~	23	23
2.459% due 02/25/2034 ~	36	36
3.103% due 02/25/2036 ^~	60	54

Structured Asset Mortgage Investments Trust
0.607% due 02/25/2037 •	1,010	974
0.647% due 09/25/2047 •	1,271	1,216
0.997% due 08/25/2035 •	2,830	2,700
1.017% due 02/25/2036 ^•	196	187
1.049% due 07/19/2034 •	424	412
1.077% due 12/25/2035 ^~	7,075	6,011
1.149% due 03/19/2034 •	124	120
1.289% due 10/19/2033 •	43	42

Structured Asset Mortgage Investments, Inc.
6.750% due 05/02/2030 ~	65	2

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	1,157	798

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.184% due 07/25/2032 ~	1	1

Tharaldson Hotel Portfolio Trust
1.340% due 11/11/2034 •	11,341	11,196
1.690% due 11/11/2034 •	21,467	21,146
1.940% due 11/11/2034 •	10,693	10,508
2.590% due 11/11/2034 •	21,548	21,077

Thornburg Mortgage Securities Trust
2.022% due 09/25/2037 ~	3,149	3,145

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~	16,038	15,873

Travelers Mortgage Services, Inc.
1.600% due 05/25/2022	2	2

UBS Commercial Mortgage Trust
1.247% due 02/15/2032 •	15,996	15,873
4.241% due 06/15/2051 ~	4,570	4,771

Verus Securitization Trust
0.820% due 10/25/2063 ~	3,127	3,059
1.057% due 10/25/2063 ~	85	82
1.262% due 10/25/2063 ~	127	123
4.130% due 02/25/2067	8,800	8,761

VMC Finance LLC
1.541% due 09/15/2036 ~	365	364

Wachovia Bank Commercial Mortgage Trust
0.952% due 10/15/2041 ~(a)	59	0

Wachovia Mortgage Loan Trust LLC
2.206% due 10/20/2035 ~	107	104

WaMu Mortgage Pass-Through Certificates Trust
0.827% due 05/25/2034 ~	20,241	19,925
0.981% due 11/25/2046 •	10,728	9,991
0.997% due 12/25/2045 ~	1,947	1,960
1.037% due 07/25/2045 •	190	185
1.141% due 08/25/2046 ~	5,594	5,590
1.197% due 11/25/2034 •	114	110
1.237% due 10/25/2044 •	310	295
1.297% due 06/25/2044 •	1,475	1,443
1.437% due 10/25/2045 •	1,141	1,124
1.457% due 07/25/2044 •	16	16
1.541% due 06/25/2042 •	74	73
1.541% due 08/25/2042 •	1,096	1,077
1.680% due 11/25/2041 ~	3	3
1.723% due 08/25/2046 •	3,688	3,559
2.366% due 03/25/2033 ~	84	83
2.575% due 01/25/2033 ~	1,087	1,108
2.610% due 06/25/2034 ~	31	31
2.709% due 08/25/2033 ~	6	6

WaMu Mortgage-Backed Pass-Through Certificates
1.707% due 12/19/2039 ~	157	150

Washington Mutual Mortgage Pass-Through Certificates Trust
0.891% due 02/25/2047 ^•	12,392	12,081
0.971% due 11/25/2046 •	9,603	9,132
1.107% due 10/25/2035 •	387	356
2.099% due 12/25/2032 ~	100	101
2.497% due 11/25/2030 ~	9	9
5.750% due 03/25/2033	64	64

Wells Fargo Commercial Mortgage Trust
1.237% due 12/13/2031 •	21,320	21,077
1.487% due 12/13/2031 •	17,700	17,400
2.232% due 12/13/2031 •	1,242	1,191

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	47

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage Loan Trust
3.038% due 09/27/2036 ~	$830	$814

Wells Fargo Mortgage-Backed Securities Trust
2.733% due 12/25/2036 ^~	61	61

Total Non-Agency Mortgage-Backed Securities (Cost $1,262,613)		1,245,550

ASSET-BACKED SECURITIES 57.8%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ	2,439	2,344

Aames Mortgage Investment Trust
1.372% due 10/25/2035 •	1,900	1,852

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 þ	631	477

Accredited Mortgage Loan Trust
0.717% due 09/25/2036 •	160	158
1.537% due 04/25/2035 •	1,570	1,565

ACE Securities Corp. Home Equity Loan Trust
0.897% due 01/25/2037 •	21,334	6,636
0.897% due 05/25/2037 •	61,226	13,379
1.357% due 09/25/2033 •	1,164	1,140
1.507% due 12/25/2033 •	276	272
1.507% due 07/25/2034 •	32	32

AFC Home Equity Loan Trust
1.057% due 06/25/2028 •	188	184
1.127% due 04/25/2028 •	3	3

Affirm Asset Securitization Trust
0.880% due 08/15/2025	33,600	33,427

American Home Mortgage Investment Trust
0.637% due 08/25/2035 •	5	3

American Money Management Corp. CLO Ltd.
1.218% due 04/14/2029 •	3,156	3,149

Ameriquest Mortgage Securities Trust
0.617% due 10/25/2036 •	10,004	3,929
0.697% due 10/25/2036 •	3,319	1,313

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.327% due 10/25/2035 •	15,670	15,522
1.372% due 01/25/2035 •	657	655
1.507% due 11/25/2034 •	7,513	7,446
1.567% due 03/25/2035 •	6,305	6,260
2.407% due 06/25/2034 •	2,257	2,227

Amortizing Residential Collateral Trust
1.457% due 10/25/2034 •	1,860	1,834

AMSR Trust
1.632% due 07/17/2037	47,000	44,597
2.033% due 07/17/2037	11,000	10,403

Apex Credit CLO Ltd.
1.918% due 09/20/2029 ~	6,900	6,862

Apidos CLO
1.171% due 07/17/2030 •	2,000	1,998
1.204% due 10/20/2030 •	5,900	5,863

Ares CLO Ltd.
1.111% due 01/15/2029 •	18,464	18,338

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.927% due 01/25/2036 •	22,781	22,518
1.192% due 10/25/2035 •	597	593
1.222% due 10/25/2035 •	37,500	36,293
1.507% due 11/25/2034 ~	28	29
1.582% due 05/25/2034 •	1,231	1,157

Arivo Acceptance Auto Loan Receivables Trust
1.190% due 01/15/2027	6,340	6,231

Asset-Backed Funding Certificates Trust
0.737% due 11/25/2036 ~	9,123	6,557
1.137% due 04/25/2033 •	515	495
1.477% due 03/25/2032 •	267	265

Asset-Backed Securities Corp. Home Equity Loan Trust
0.917% due 06/15/2031 •	111	108
1.162% due 11/25/2035 •	35,805	35,558
1.747% due 04/15/2033 •	28	28

Atlas Senior Loan Fund Ltd.
1.391% due 01/16/2030 •	1,000	997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
0.500% due 09/25/2034 •	$39	$38
0.707% due 07/25/2036 •	13,176	11,999
0.777% due 08/25/2036 •	415	404
1.007% due 10/25/2036 •	4,128	3,848
1.117% due 10/25/2032 •	11	11
1.147% due 12/25/2035 •	6,462	6,443
1.192% due 09/25/2035 ~	338	337
1.257% due 10/27/2032 •	13	13
1.357% due 12/25/2033 •	271	262
1.417% due 04/25/2035 •	195	194
1.457% due 10/25/2037 •	5,397	5,085
1.457% due 11/25/2042 •	84	82
1.507% due 11/25/2035 ^•	947	923
1.637% due 06/25/2043 •	402	390
1.657% due 10/25/2032 •	35	34
1.707% due 08/25/2037 •	1,792	1,787
1.957% due 11/25/2042 ~	51	51
2.107% due 11/25/2042 •	281	305
2.572% due 03/25/2035 •	3,000	2,975
2.670% due 07/25/2036 ~	216	215
5.500% due 01/25/2034 þ	23	23
5.500% due 06/25/2034 þ	233	235
5.500% due 12/25/2035	69	56
5.750% due 10/25/2033 þ	134	140

Benefit Street Partners CLO Ltd.
1.271% due 01/17/2032 •	7,600	7,541

BNC Mortgage Loan Trust
0.667% due 07/25/2037 •	74,896	70,243

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •	8,100	8,047

Carrington Mortgage Loan Trust
1.261% due 04/17/2031 •	52,680	52,337

Carvana Auto Receivables Trust
2.510% due 04/15/2024	501	502

CDC Mortgage Capital Trust
1.077% due 01/25/2033 ~	7	7
1.507% due 01/25/2033 •	79	81

Centex Home Equity Loan Trust
1.177% due 06/25/2034 •	305	296
1.477% due 03/25/2035 ~	1,413	1,353
1.492% due 09/25/2034 •	72	73
5.660% due 09/25/2034 þ	541	543

Chase Funding Trust
1.037% due 11/25/2034 ~	2	2
1.357% due 05/25/2033 •	2,292	2,245
4.537% due 09/25/2032	1	1

Chesapeake Funding LLC
0.870% due 08/15/2032	711	705
1.047% due 08/15/2032 ~	711	711

CIFC Funding Ltd.
1.209% due 10/24/2030 •	2,900	2,883

CIT Group Home Equity Loan Trust
1.432% due 12/25/2031 ~	131	130

Citigroup Mortgage Loan Trust
0.537% due 01/25/2037 •	653	543
0.597% due 01/25/2037 •	13,436	12,495
0.777% due 09/25/2036 •	10,970	10,159
0.977% due 03/25/2036 •	5,206	5,029
1.132% due 11/25/2045 •	611	610

Citigroup Mortgage Loan Trust, Inc.
0.457% due 06/25/2037 •	24,348	22,962
6.050% due 08/25/2035 þ	264	260
6.129% due 08/25/2035 þ	1,469	1,432

College Avenue Student Loans LLC
1.557% due 07/25/2051 ~	7,395	7,366
1.600% due 07/25/2051	12,397	11,471
1.657% due 12/26/2047 •	4,995	4,952
3.280% due 12/28/2048	12,439	12,198
4.130% due 12/26/2047	6,816	6,774

Conseco Finance Securitizations Corp.
8.260% due 12/01/2030 ~	22,743	7,616

CoreVest American Finance Trust
1.358% due 08/15/2053	14,009	12,973

Countrywide Asset-Backed Certificates
0.597% due 06/25/2035 •	19,904	18,991

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.607% due 01/25/2037 •	$8,851	$8,777
0.647% due 11/25/2037 •	97	97
0.677% due 06/25/2047 ^•	18,740	17,892
0.707% due 01/25/2037 ~	5,165	5,085
0.747% due 10/25/2047 •	39,229	36,812
0.827% due 04/25/2036 •	40	40
0.997% due 09/25/2036 •	1,209	1,207
1.042% due 06/25/2036 ~	14,975	14,568
1.147% due 04/25/2036 •	6,475	6,321
1.357% due 05/25/2032 •	166	162
1.417% due 12/25/2035 ~	9,500	9,290
1.457% due 09/25/2032 •	152	150

Countrywide Asset-Backed Certificates Trust
0.597% due 03/25/2047 ~	1,533	1,518
0.607% due 09/25/2046 ~	8,132	8,101
0.957% due 04/25/2046 ^	8,470	8,200
1.177% due 05/25/2036 •	50,400	49,260
1.237% due 05/25/2036 •	32,300	30,498
1.252% due 02/25/2036 •	830	829
1.552% due 04/25/2036 ^	5,500	5,439
5.125% due 12/25/2034 ~	2,458	2,438
6.547% due 05/25/2036 ^þ	307	284

Countrywide Asset-Backed Certificates Trust, Inc.
1.197% due 12/25/2034 •	17	16
1.197% due 08/25/2047 •	766	748
1.237% due 11/25/2034 •	292	290
1.432% due 10/25/2034 •	1,664	1,643

Credit Acceptance Auto Loan Trust
1.370% due 07/16/2029	8,400	8,322
1.930% due 09/17/2029	5,200	5,089

Credit Suisse ABS Trust
2.610% due 10/15/2026	7,023	6,929

Credit Suisse First Boston Mortgage Securities Corp.
1.077% due 01/25/2032 •	5	5

Credit-Based Asset Servicing & Securitization LLC
0.757% due 05/25/2036 •	5,417	4,186
1.777% due 12/25/2035 •	1,377	1,357
6.780% due 05/25/2035 þ	254	240

CWHEQ Revolving Home Equity Loan Trust
0.587% due 04/15/2032 •	540	537

Dryden Senior Loan Fund
1.261% due 04/15/2029 •	1,153	1,149

ECMC Group Student Loan Trust
1.457% due 01/27/2070 •	11,334	11,365
1.607% due 11/25/2069 •	8,006	7,961

Elevation CLO Ltd.
1.208% due 10/25/2030 •	15,450	15,321

Ellington Loan Acquisition Trust
1.957% due 05/25/2037 •	2,069	2,050

EMC Mortgage Loan Trust
1.957% due 08/25/2040 •	156	156

Encore Credit Receivables Trust
1.147% due 07/25/2035 •	421	415
1.387% due 11/25/2035 •	11,430	11,246

EquiFirst Mortgage Loan Trust
4.250% due 09/25/2033 þ	146	141

Equity One Mortgage Pass-Through Trust
1.137% due 07/25/2034 •	4	4

Exeter Automobile Receivables Trust
3.530% due 11/15/2023	3,202	3,220

First Franklin Mortgage Loan Trust
0.567% due 12/25/2037 •	53,080	50,936
0.577% due 11/25/2036 •	44,380	41,622
0.767% due 11/25/2036 •	25,256	23,328
0.777% due 06/25/2036 ~	13,815	13,560
1.132% due 11/25/2035 •	2,059	2,039
1.207% due 12/25/2035 •	21,677	21,198
2.332% due 07/25/2034 •	2,771	2,785

First NLC Trust
0.597% due 08/25/2037 •	28,319	17,611
0.737% due 08/25/2037 •	1,547	978

FirstKey Homes Trust
1.339% due 08/17/2037	3,095	2,895

Flagship Credit Auto Trust
0.700% due 04/15/2025	293	292

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Credit Auto Owner Trust
3.190% due 07/15/2031	$7,735	$7,715

Fremont Home Loan Trust
0.592% due 10/25/2036 •	36,288	34,238
0.597% due 01/25/2037 •	8,986	5,717
1.312% due 07/25/2034 •	4,080	3,979

Gallatin CLO Ltd.
1.177% due 07/15/2031 •	11,200	11,137

GLS Auto Receivables Issuer Trust
0.520% due 02/15/2024	38	38
2.720% due 06/17/2024	3,431	3,439

GoldenTree Loan Management U.S. CLO Ltd.
1.164% due 11/20/2030 •	1,450	1,435

Greystone Commercial Real Estate Notes Ltd.
1.577% due 09/15/2037 •	1,600	1,587

GSAMP Trust
0.597% due 12/25/2036 •	873	557
0.757% due 10/25/2036 ^•	5,075	60
1.192% due 09/25/2035 ^•	9,807	9,765

Halseypoint Clo Ltd.
1.354% due 07/20/2031 •	11,000	10,971
1.749% due 11/30/2032 •	6,100	6,068

HERA Commercial Mortgage Ltd.
1.518% due 02/18/2038 •	5,200	5,145

Home Equity Asset Trust
1.057% due 11/25/2032 •	1	1
1.357% due 12/25/2035 •	13,400	13,289
1.372% due 03/25/2035 ~	5,029	5,004
1.377% due 02/25/2033 •	1	1

Home Equity Loan Trust
0.647% due 04/25/2037 •	3,665	3,519

Home Equity Mortgage Loan Asset-Backed Trust
0.617% due 07/25/2037 •	91	58

Home Equity Mortgage Trust
5.800% due 05/25/2036 ^þ	40	38

HSI Asset Loan Obligation Trust
0.517% due 12/25/2036 •	10	4

HSI Asset Securitization Corp. Trust
0.997% due 12/25/2035 •	3,343	3,323

IMC Home Equity Loan Trust
7.310% due 11/20/2028	7	7

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
2.482% due 07/25/2034 •	321	320

IXIS Real Estate Capital Trust
0.657% due 01/25/2037 •	11,623	5,142
0.917% due 01/25/2037 •	42,458	19,773

Jamestown CLO Ltd.
1.581% due 04/15/2033 •	1,000	997

JP Morgan Mortgage Acquisition Corp.
1.087% due 05/25/2035 •	21,779	21,122
1.432% due 12/25/2035 •	5,000	4,889
2.257% due 07/25/2035 ~	10,000	9,392

JP Morgan Mortgage Acquisition Trust
0.617% due 08/25/2036 ~	1	1
0.677% due 08/25/2036 •	652	513

KKR CLO Ltd.
1.181% due 07/18/2030 •	1,000	999

LCCM Trust
1.847% due 11/15/2038 •	5,200	5,151

LCM LP
1.118% due 07/19/2027 ~	18,564	18,449

LCM Ltd.
1.375% due 07/20/2030 •	21,300	21,195

Lehman XS Trust
0.917% due 03/25/2036 •	8,543	8,522
0.937% due 03/25/2037 •	14,245	14,090

Lendingpoint Asset Securitization Trust
1.680% due 06/15/2029	6,958	6,902

LoanCore Issuer Ltd.
1.527% due 05/15/2036 •	866	864

Long Beach Mortgage Loan Trust
0.617% due 11/25/2036 •	14,380	5,903
0.757% due 05/25/2036 •	15,074	9,830

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.757% due 09/25/2036 •	$1,370	$992
0.817% due 05/25/2046 •	18,445	7,323
1.077% due 08/25/2033 •	258	252
1.312% due 07/25/2034 •	129	126
1.507% due 10/25/2034 •	48	48
1.507% due 06/25/2035 •	13,123	13,031
1.882% due 03/25/2032 •	87	86

Madison Park Funding Ltd.
1.238% due 07/27/2031 •	2,400	2,384

Magnetite Ltd.
1.221% due 04/15/2031 •	6,800	6,767
1.386% due 11/15/2028 •	15,606	15,496

Marathon CLO Ltd.
1.391% due 04/15/2029 •	5,136	5,119

Massachusetts Educational Financing Authority
1.208% due 04/25/2038 •	255	256

MASTR Asset-Backed Securities Trust
0.717% due 08/25/2036 •	12,732	7,733
1.207% due 12/25/2034 ^•	343	338
1.282% due 10/25/2034 •	567	560

MASTR Specialized Loan Trust
1.307% due 05/25/2037 •	239	37

Merrill Lynch First Franklin Mortgage Loan Trust
3.457% due 10/25/2037 •	158	158

Merrill Lynch Mortgage Investors Trust
0.577% due 10/25/2037 ^•	305	132
0.617% due 09/25/2037 •	94	53
0.637% due 06/25/2037 •	669	226

MF1 Ltd.
1.400% due 02/19/2037 •	19,500	19,367
2.143% due 11/15/2035 •	3,500	3,506

MFA Trust
2.363% due 03/25/2060 þ	2,389	2,340

MKS CLO Ltd.
1.254% due 07/20/2030 ~	16,900	16,908

Morgan Stanley ABS Capital, Inc. Trust
0.517% due 05/25/2037 •	88	80
0.557% due 11/25/2036 •	8,464	4,889
0.587% due 01/25/2037 •	57,120	28,164
0.757% due 06/25/2036 •	560	509
0.797% due 03/25/2037 •	21,227	11,073
0.937% due 06/25/2036 •	7,149	6,591
0.952% due 03/25/2036 •	19,063	19,503
1.117% due 11/25/2035 •	2,300	2,265
2.457% due 07/25/2037 ^•	294	319
2.857% due 08/25/2034 •	2	2

Morgan Stanley Capital, Inc. Trust
0.997% due 03/25/2036 •	6,709	5,966
1.012% due 01/25/2036 •	7,117	6,101

Morgan Stanley Dean Witter Capital, Inc. Trust
1.807% due 02/25/2033 •	47	47
2.932% due 01/25/2032 •	107	152

Morgan Stanley Mortgage Loan Trust
0.777% due 11/25/2036 •	579	85
0.977% due 10/25/2036 •	1,328	532

Mountain View CLO LLC
1.331% due 10/16/2029 •	975	974

MP CLO Ltd.
1.131% due 10/18/2028 •	3,347	3,331

Nationstar Home Equity Loan Trust
0.737% due 03/25/2037 •	5,632	5,350
0.827% due 09/25/2036 •	5,483	5,047

Navient Private Education Loan Trust
1.330% due 04/15/2069	695	653
1.397% due 04/15/2069 •	2,503	2,481
1.847% due 07/16/2040 •	3,920	3,931
2.650% due 12/15/2028	1,272	1,272
2.740% due 02/15/2029	240	241
3.910% due 12/15/2045	3,500	3,541

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	2,542	2,463
1.690% due 05/15/2069	1,667	1,602

Navient Student Loan Trust
0.837% due 03/25/2067 •	6,849	6,838
1.507% due 12/27/2066 •	9,621	9,666

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nelnet Student Loan Trust
1.257% due 09/25/2065 •	$14,547	$14,473
1.357% due 06/27/2067 •	29,539	29,739

New Century Home Equity Loan Trust
0.817% due 05/25/2036 •	132	130
1.132% due 02/25/2036 •	8,978	8,855

Newcastle Mortgage Securities Trust
1.042% due 03/25/2036 •	16,665	16,609

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.952% due 03/25/2036 •	7,620	7,364

North Carolina State Education Assistance Authority
1.058% due 07/25/2036 ~	4,180	4,169

NovaStar Mortgage Funding Trust
0.557% due 03/25/2037 •	11	5
1.192% due 01/25/2036 •	25,000	24,171
1.237% due 05/25/2033 •	1	1

OneMain Financial Issuance Trust
3.300% due 03/14/2029	125	125

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.432% due 07/25/2035 •	6,091	6,058

Option One Mortgage Loan Trust
0.997% due 01/25/2036 •	25,000	24,348
1.237% due 02/25/2035 •	477	470
1.252% due 05/25/2034 •	12	12

Option One Mortgage Loan Trust Asset-Backed Certificates
0.949% due 08/20/2030 •	1	1

OSD CLO Ltd.
1.835% due 04/17/2031 •	10,800	10,680

OZLM Ltd.
1.221% due 10/17/2029 •	13,512	13,447
1.251% due 07/17/2029 •	1,482	1,477
1.259% due 04/15/2031 ~	4,600	4,569
1.489% due 05/16/2030 •	8,900	8,902

Pagaya AI Debt Selection Trust
1.530% due 08/15/2029	28,271	27,643
2.030% due 10/15/2029	6,100	5,991

Palmer Square Loan Funding Ltd.
0.928% due 10/15/2029 •	4,600	4,561
1.159% due 10/24/2027 ~	2,271	2,266
1.280% due 02/20/2028 •	793	794
1.330% due 08/20/2027 •	569	568

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.507% due 10/25/2034 •	9,135	9,049

Popular ABS Mortgage Pass-Through Trust
3.405% due 01/25/2036 ^þ	206	195

PRET LLC
1.744% due 07/25/2051 þ	5,182	4,934
1.868% due 07/25/2051 þ	4,931	4,691
2.487% due 07/25/2051 þ	10,188	9,909
2.487% due 10/25/2051 þ	16,764	16,262

Pretium Mortgage Credit Partners LLC
2.240% due 09/27/2060 þ	1,262	1,219
3.721% due 07/25/2051 þ	19,230	18,902

RAAC Trust
0.967% due 02/25/2036 •	892	890
4.207% due 12/25/2035 •	1,447	1,455

Rad CLO Ltd.
1.379% due 07/24/2032 •	14,400	14,281

Renaissance Home Equity Loan Trust
1.557% due 09/25/2037 •	620	329
1.657% due 08/25/2032 •	633	622
1.697% due 03/25/2033 •	11	11
4.934% due 08/25/2035 þ	42	42

Residential Asset Mortgage Products Trust
0.997% due 02/25/2036 •	13,559	13,091
1.057% due 02/25/2036 •	2,682	2,665
1.057% due 05/25/2036 ^•	14,579	13,722
1.237% due 09/25/2035 •	2,450	2,361

Residential Asset Securities Corp. Trust
0.607% due 01/25/2037 •	448	448
0.717% due 07/25/2036 •	2,777	2,765

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	49

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.037% due 06/25/2033 •	$569	$525
1.102% due 03/25/2035 •	324	322
1.102% due 01/25/2036 •	12,652	12,065
2.377% due 07/25/2035 •	1,645	1,619

SACO Trust
0.817% due 05/25/2036 •	167	186
0.977% due 06/25/2036 ^•	28	27

SACO, Inc.
1.207% due 07/25/2035 •	53	50

Salomon Mortgage Loan Trust
1.357% due 11/25/2033 •	77	77

Saxon Asset Securities Trust
0.697% due 05/25/2047 •	3,985	3,258
0.767% due 09/25/2037 •	1,116	1,090
0.997% due 03/25/2035 •	611	582
1.327% due 08/25/2035 •	4,591	4,503
2.207% due 12/25/2037 •	10,260	10,224

Sculptor CLO Ltd.
1.511% due 01/15/2031 •	5,400	5,381

Securitized Asset-Backed Receivables LLC Trust
0.557% due 10/25/2036 ^•	763	318
0.607% due 12/25/2036 •	21,034	13,983
0.957% due 03/25/2036 •	3,766	2,821

SG Mortgage Securities Trust
0.717% due 07/25/2036 •	52,764	28,202

Shenton Aircraft Investment Ltd.
4.750% due 10/15/2042	8,628	7,786

SLC Student Loan Trust
1.373% due 11/25/2042 •	1,427	1,430
1.726% due 06/15/2022	3,366	3,300

SLM Private Credit Student Loan Trust
1.156% due 06/15/2039 •	1,864	1,799

SLM Student Loan Trust
1.158% due 07/25/2023 •	10,269	10,170
1.758% due 04/25/2023 •	13,075	13,110
1.958% due 07/25/2023 •	6,985	7,012
2.026% due 12/15/2033 •	19,347	19,225

SMB Private Education Loan Trust
1.307% due 09/15/2054 •	11,042	11,012
1.600% due 09/15/2054	26,072	24,976
2.880% due 09/15/2034	1,497	1,488

SoFi Professional Loan Program LLC
2.370% due 11/16/2048	26,238	26,005
2.630% due 07/25/2040	7,370	7,370
2.740% due 05/25/2040	4,960	4,966

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	1,748	1,713

Sound Point CLO Ltd.
1.159% due 01/23/2029 •	1,174	1,175
1.234% due 10/20/2030 •	15,300	15,177
1.238% due 07/25/2030 •	30,500	30,541
1.249% due 01/23/2029 •	4,366	4,355
1.304% due 10/20/2028 •	21,407	21,370

Sound Point Clo Ltd.
1.367% due 07/26/2031 ~	8,300	8,245

Sound Point CLO Ltd.
1.374% due 01/21/2031 •	7,000	6,975
1.391% due 04/18/2031 •	5,600	5,582

Soundview Home Loan Trust
0.537% due 06/25/2037 •	3,983	2,981
0.627% due 07/25/2037 •	32,328	29,909
0.627% due 08/25/2037 •	26,443	24,514
0.707% due 08/25/2037 •	3,000	2,715
1.357% due 10/25/2037 •	74,653	66,982

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.457% due 09/25/2037 •	$8,818	$7,239
1.757% due 11/25/2033 •	15	15

South Carolina Student Loan Corp.
1.523% due 09/03/2024 •	96	96

Specialty Underwriting & Residential Finance Trust
0.737% due 06/25/2037 •	35,793	34,155
0.757% due 06/25/2037 ~	19,285	13,122
1.357% due 06/25/2036 •	15,053	14,805

Stratus CLO Ltd.
0.993% due 12/28/2029 •	7,700	7,643
1.043% due 12/29/2029 •	10,400	10,331

Structured Asset Investment Loan Trust
1.222% due 08/25/2035 •	1,023	1,007
1.432% due 09/25/2034 •	28	28
1.732% due 12/25/2034 •	813	807

Structured Asset Securities Corp. Mortgage Loan Trust
0.617% due 01/25/2037 ~	6,501	6,353
0.717% due 05/25/2047 •	9,971	9,212
1.582% due 04/25/2035 •	1,167	1,156

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.375% due 08/25/2031	17	16

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •	12,250	12,150

TCI-Symphony CLO Ltd.
1.264% due 10/13/2032 •	13,200	13,091

TCW CLO Ltd.
1.228% due 04/25/2031 •	21,700	21,496

Theorem Funding Trust
1.850% due 02/15/2028	4,742	4,686

TICP CLO Ltd.
1.097% due 04/26/2028 ~	3,321	3,321

Towd Point Mortgage Trust
1.457% due 10/25/2059 •	619	618
1.636% due 04/25/2060 ~	51,254	48,786
2.157% due 10/25/2059 •	11,615	11,636
2.710% due 01/25/2060 ~	49,730	48,721
2.900% due 10/25/2059 ~	16,663	16,389
3.000% due 11/25/2058 ~	2,203	2,200

Tricon American Homes
1.499% due 07/17/2038	26,446	24,368
2.049% due 07/17/2038	5,280	4,882
2.249% due 07/17/2038	3,300	3,039

TruPS Financials Note Securitization Ltd.
2.498% due 09/20/2039 •	20,477	19,351

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	116	105

Upstart Pass-Through Trust Series
3.800% due 04/20/2030 «	5,800	5,759

Upstart Securitization Trust
3.120% due 03/20/2032 (b)	12,500	12,420

Venture CLO Ltd.
1.121% due 07/15/2027 •	2,700	2,702
1.154% due 10/20/2028 •	6,267	6,243
1.274% due 04/20/2029 •	2,865	2,866
1.301% due 07/15/2031 •	2,000	1,988
1.304% due 07/20/2030 •	9,700	9,696
1.354% due 01/20/2029 •	14,300	14,249
1.459% due 07/30/2032 •	12,900	12,826
1.496% due 09/07/2030 •	10,900	10,896

Vibrant CLO Ltd.
1.878% due 06/20/2029 •	1,170	1,169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Voya CLO Ltd.
1.241% due 10/15/2030 •	$8,000	$7,909

Washington Mutual Asset-Backed Certificates Trust
0.517% due 10/25/2036 ~	86	43

Wellfleet CLO Ltd.
1.144% due 04/20/2029 •	7,822	7,822
1.144% due 07/20/2029 •	1,075	1,070

Wells Fargo Home Equity Asset-Backed Securities Trust
0.802% due 01/25/2037 •	7,275	7,100
2.032% due 02/25/2035 •	1,445	1,449

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
1.402% due 04/25/2034 •	18	18

Westlake Automobile Receivables Trust
0.930% due 02/15/2024	3,158	3,157

Total Asset-Backed Securities (Cost $2,862,541)		2,839,328

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (g) 0.0%

		1,820

U.S. TREASURY BILLS 1.1%
0.193% due 04/28/2022 (d)(e)(i)(k)	53,523	53,519

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.500% due 06/21/2022 (c)(d)(k)	6,970	6,963

Total Short-Term Instruments (Cost $62,297)		62,302

Total Investments in Securities (Cost $5,639,829)		5,586,032

	SHARES
INVESTMENTS IN AFFILIATES 14.7%

SHORT-TERM INSTRUMENTS 14.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.7%

PIMCO Short-Term Floating NAV Portfolio III	74,151,147	720,008

Total Short-Term Instruments (Cost $724,810)		720,008

Total Investments in Affiliates (Cost $724,810)		720,008

Total Investments 128.3% (Cost $6,364,639)		$6,306,040

Financial Derivative Instruments (h)(j) (0.2)% (Cost or Premiums, net $(5,523))		(11,433)

Other Assets and Liabilities, net (28.1)%		(1,379,002)

Net Assets 100.0%		$4,915,605

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Coupon represents a yield to maturity.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$1,820	U.S. Treasury Bills 0.000% due 08/04/2022	$(1,856)	$1,820	$1,820

Total Repurchase Agreements						$(1,856)	$1,820	$1,820

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.4)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2052	$21,400	$(20,017)	$(19,868)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2052	5,800	(5,714)	(5,534)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	96,800	(92,414)	(92,169)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2052	144,237	(150,258)	(147,257)

Total Short Sales (5.4)%				$(268,403)	$(264,828)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,820	$0	$0	$1,820	$(1,856)	$(36)

Total Borrowings and Other Financing Transactions	$1,820	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2022 Futures	$120.000	05/20/2022	73	$73	$(39)	$(32)
Call - CBOT U.S. Treasury 10-Year Note June 2022 Futures	125.000	05/20/2022	73	73	(43)	(33)

Total Written Options					$(82)	$(65)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	51

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2022	809	$171,445	$(2,238)	$133	$0
U.S. Treasury 30-Year Bond June Futures	06/2022	488	73,231	(2,213)	305	0

				$(4,451)	$438	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2022	172	$(19,726)	$530	$0	$(24)
U.S. Treasury 10-Year Note June Futures	06/2022	2,189	(268,973)	8,154	0	(547)

				$8,684	$0	$(571)

Total Futures Contracts				$4,233	$438	$(571)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.573%	Annual	02/28/2027	$6,800	$(12)	$(191)	$(203)	$1	$0
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027	11,500	(24)	(140)	(164)	2	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027	12,600	501	271	772	0	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	10/04/2027	16,870	0	(90)	(90)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029	102,000	(244)	(3,098)	(3,342)	114	0
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029	8,500	(23)	(124)	(147)	11	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	4,100	(165)	(156)	(321)	6	0
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Annual	02/08/2032	6,400	(24)	(227)	(251)	20	0
Pay	1-Day USD-SOFR Compounded-OIS	1.770	Annual	02/14/2032	5,700	(20)	(144)	(164)	18	0
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032	6,100	(23)	(178)	(201)	19	0
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032	2,100	(10)	(55)	(65)	7	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	41,770	(3,538)	54	(3,484)	137	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	22,250	(1,049)	(752)	(1,801)	70	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	36,870	(1,680)	350	(1,330)	118	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	11,010	(488)	64	(424)	37	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	92,800	8,315	(3,303)	5,012	0	(818)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022	37,900	443	(543)	(100)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/15/2023	42,500	434	(616)	(182)	0	(2)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	01/26/2024	10,800	(12)	(251)	(263)	4	0
Pay(1)	3-Month USD-LIBOR	1.700	Semi-Annual	03/06/2024	99,000	(123)	(1,247)	(1,370)	11	0
Receive	3-Month USD-LIBOR	0.928	Semi-Annual	05/06/2026	10,100	(14)	624	610	0	(3)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026	149,200	(4,150)	(8,031)	(12,181)	0	(3)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026	176,400	(6,234)	1,762	(4,472)	0	(5)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026	2,500	(54)	189	135	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	105,400	6,095	(2,902)	3,193	0	(8)
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	01/04/2027	14,500	(33)	(671)	(704)	3	0
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/11/2027	101,000	(216)	(3,847)	(4,063)	46	0

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	1.570%	Semi-Annual	01/12/2027	$5,300	$(11)	$(202)	$(213)	$2	$0
Pay	3-Month USD-LIBOR	1.425	Semi-Annual	01/18/2027	10,200	(26)	(456)	(482)	6	0
Pay	3-Month USD-LIBOR	1.418	Semi-Annual	01/20/2027	5,000	(8)	(231)	(239)	3	0
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	02/16/2027	10,400	(28)	(405)	(433)	5	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	13,600	1,179	(565)	614	0	(3)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	128,949	(7,149)	(7,394)	(14,543)	77	0
Pay	3-Month USD-LIBOR	1.265	Semi-Annual	09/28/2028	8,100	(16)	(570)	(586)	6	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028	35,446	706	(2,672)	(1,966)	30	0
Receive	3-Month USD-LIBOR	1.379	Semi-Annual	12/22/2028	7,800	(18)	515	497	0	(6)
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029	3,000	(7)	(162)	(169)	4	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029	5,100	(13)	(238)	(251)	7	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029	14,800	(25)	396	371	0	(24)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029	11,800	367	373	740	0	(18)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030	49,400	(587)	2,846	2,259	0	(98)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030	28,600	(505)	1,334	829	0	(57)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030	14,100	(13)	446	433	0	(26)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030	320,180	13,563	13,764	27,327	0	(630)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	9,102	40	962	1,002	0	(22)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	44,422	(3,914)	(2,171)	(6,085)	127	0
Receive	3-Month USD-LIBOR	1.405	Semi-Annual	09/07/2031	10,100	(49)	909	860	0	(32)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	10/05/2031	6,100	(18)	(419)	(437)	20	0
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/15/2031	6,100	(14)	(406)	(420)	22	0
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/22/2031	4,000	(11)	(266)	(277)	14	0
Pay	3-Month USD-LIBOR	1.545	Semi-Annual	10/26/2031	4,000	(11)	(263)	(274)	14	0
Pay	3-Month USD-LIBOR	1.735	Semi-Annual	01/12/2032	4,000	(13)	(213)	(226)	15	0
Pay	3-Month USD-LIBOR	1.655	Semi-Annual	01/24/2032	5,000	(17)	(303)	(320)	19	0
Pay	3-Month USD-LIBOR	1.768	Semi-Annual	02/02/2032	3,800	(14)	(184)	(198)	12	0
Receive	3-Month USD-LIBOR	1.988	Semi-Annual	02/09/2032	1,900	12	50	62	0	(6)
Receive	3-Month USD-LIBOR	2.008	Semi-Annual	02/09/2032	3,100	14	90	104	0	(12)
Pay	3-Month USD-LIBOR	1.524	Semi-Annual	01/19/2051	23,500	(187)	(3,646)	(3,833)	186	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051	65,800	13,168	1,178	14,346	0	(558)
Receive	3-Month USD-LIBOR	1.967	Semi-Annual	06/23/2051	22,900	(172)	1,665	1,493	0	(192)
Receive	3-Month USD-LIBOR	1.968	Semi-Annual	06/23/2051	69,000	(522)	5,005	4,483	0	(578)
Pay	3-Month USD-LIBOR	1.815	Semi-Annual	01/24/2052	1,000	(8)	(92)	(100)	8	0
Pay	3-Month USD-LIBOR	1.867	Semi-Annual	01/26/2052	1,000	(9)	(79)	(88)	9	0

Total Swap Agreements						$13,336	$(14,656)	$(1,320)	$1,212	$(3,101)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$438	$1,212	$1,650		$(65)	$(571)	$(3,101)	$(3,737)

(i)

Securities with an aggregate market value of $19,888 and cash of $10,659 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	53

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	$100.656	04/06/2022	8,000	$50	$417

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.406	04/06/2022	4,000	32	223
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.488	04/06/2022	4,000	32	226

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.852	04/06/2022	1,900	14	65
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.078	04/06/2022	3,000	22	109
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.586	04/06/2022	3,500	26	145
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.844	04/06/2022	6,000	34	180
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.867	05/05/2022	3,500	30	85
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.984	05/05/2022	9,000	76	227
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.484	05/05/2022	3,500	30	104

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.320	04/06/2022	3,000	24	165
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.523	04/06/2022	3,000	26	171
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.766	04/06/2022	2,500	16	73
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	2,800	16	85
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.922	05/05/2022	2,500	22	62
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.539	05/05/2022	2,500	21	75

Total Purchased Options					$471	$2,412

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.170%	04/13/2022	10,700	$ (34)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.620	04/13/2022	10,700	(34)	(320)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.283	04/20/2022	8,000	(28)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.783	04/20/2022	8,000	(28)	(181)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.288	04/28/2022	8,100	(28)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.788	04/28/2022	8,100	(28)	(188)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.755	09/30/2022	10,700	(67)	(58)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.955	09/30/2022	10,700	(75)	(64)

DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550	06/15/2022	17,800	(71)	(21)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	06/15/2022	17,800	(71)	(203)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	363,700	(724)	(14)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	363,700	(725)	(5,999)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.905	06/24/2022	12,100	(61)	(49)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.605	06/24/2022	12,100	(61)	(64)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	04/19/2022	7,400	(19)	(4)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.185	04/19/2022	7,400	(19)	(46)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.417	04/01/2022	23,300	(115)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.817	04/01/2022	23,300	(115)	(626)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.472	04/04/2022	11,800	(61)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.872	04/04/2022	11,800	(61)	(259)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.670	06/16/2022	12,300	(50)	(22)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.370	06/16/2022	12,300	(50)	(108)

							$ (2,525)	$8,226)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	$96.125	04/06/2022	3,900	$(19)	$(129)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.406	04/06/2022	3,000	(15)	(107)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.063	04/06/2022	3,000	(12)	(79)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.125	04/06/2022	2,500	(10)	(67)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.508	04/06/2022	3,000	(12)	(92)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.656	04/06/2022	8,000	(27)	(338)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	100.156	04/06/2022	8,000	(37)	(378)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.359	05/05/2022	5,000	(20)	(100)

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	$97.406	04/06/2022	4,000	$(20)	$(183)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.488	04/06/2022	4,000	(20)	(186)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.906	04/06/2022	4,000	(24)	(203)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.988	04/06/2022	4,000	(24)	(206)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.852	04/06/2022	1,900	(7)	(46)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.078	04/06/2022	3,000	(12)	(79)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.352	04/06/2022	1,900	(11)	(55)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.453	04/06/2022	16,000	(67)	(483)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.547	04/06/2022	3,500	(14)	(109)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.578	04/06/2022	3,000	(17)	(94)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.586	04/06/2022	3,500	(14)	(110)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.086	04/06/2022	3,500	(19)	(128)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.391	05/05/2022	1,000	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	1,500	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	1,000	(5)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.844	04/06/2022	6,000	(18)	(120)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.344	04/06/2022	6,000	(24)	(150)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	2,500	(8)	(64)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	900	(5)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.867	05/05/2022	3,500	(16)	(57)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	1,900	(10)	(32)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.984	05/05/2022	9,000	(41)	(155)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	1,900	(10)	(34)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.367	05/05/2022	3,500	(23)	(71)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.484	05/05/2022	12,500	(75)	(264)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.984	05/05/2022	3,500	(22)	(88)

SAL	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	1,500	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.199	04/06/2022	1,000	(5)	(34)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.320	04/06/2022	3,000	(15)	(135)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.523	04/06/2022	3,000	(14)	(141)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.820	04/06/2022	3,000	(18)	(150)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.023	04/06/2022	3,000	(18)	(156)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.625	04/06/2022	500	(2)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	1,500	(6)	(33)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.734	04/06/2022	1,000	(4)	(23)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.344	04/06/2022	1,900	(7)	(55)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.391	04/06/2022	900	(3)	(27)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	2,800	(11)	(83)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.484	04/06/2022	2,500	(9)	(76)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.531	04/06/2022	1,500	(6)	(46)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.563	04/06/2022	700	(3)	(22)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.188	04/06/2022	1,500	(6)	(56)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.734	04/06/2022	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.344	05/05/2022	1,500	(9)	(23)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.344	05/05/2022	1,500	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	1,500	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.523	05/05/2022	1,500	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	99.008	05/05/2022	1,000	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.766	04/06/2022	2,500	(8)	(48)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.875	04/06/2022	2,800	(8)	(57)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.266	04/06/2022	2,500	(12)	(60)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.375	04/06/2022	2,800	(11)	(71)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	900	(3)	(27)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	4,400	(24)	(69)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.922	05/05/2022	2,500	(13)	(42)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.422	05/05/2022	2,500	(17)	(51)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.539	05/05/2022	4,400	(21)	(95)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.594	05/05/2022	1,500	(6)	(33)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.039	05/05/2022	2,500	(16)	(64)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	4,400	(16)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	102.141	04/06/2022	1,000	(2)	(20)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.000	05/05/2022	1,900	(3)	(3)

					$(999)	$(5,942)

Total Written Options					$(3,524)	$(14,168)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	55

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	Long Beach Mortgage Loan Trust 7.654% due 07/25/2033	6.250%	Monthly	07/25/2033	$ 78	$0	$0	$0	$0

GST	Structured Asset Investment Loan Trust 4.354% due 11/25/2034	1.950	Monthly	11/25/2034	0	0	0	0	0

						$0	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	11,809	$(3,107)	$3,226	$119	$0

DUB	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046		117	(47)	19	0	(28)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		15,227	(348)	362	14	0

FBF	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037		834	(708)	552	0	(156)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		4,000	(28)	36	8	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		105,850	(2,203)	2,841	638	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		30,000	232	(94)	138	0
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		160,600	(84)	(90)	0	(174)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		113	1	(1)	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		1,650	(71)	80	9	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		81,682	(5,063)	5,550	487	0

JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,900	(73)	97	24	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		14,100	(305)	318	13	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		71,400	(3,276)	3,673	397	0

MYC	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		13,500	(38)	65	27	0
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		11,900	(5)	(8)	0	(13)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		3,158	(69)	72	3	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		3,033	(106)	118	12	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		61,500	(588)	959	371	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		55,100	197	56	253	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		131,000	(339)	600	261	0
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		75,000	300	(381)	0	(81)

							$(15,728)	$18,050	$2,774	$(452)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	3-Month USD-LIBOR	2.900%	Annual	10/04/2027	$ 48,200	$4	$84	$88	$0

Total Swap Agreements							$(15,724)	$18,134	$2,862	$(452)

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$417	$119	$536	$0	$(1,290)	$0	$(1,290)	$(754)	$1,068	$314
CBK	0	0	0	0	0	(811)	0	(811)	(811)	602	(209)
DUB	0	0	14	14	0	(224)	(28)	(252)	(238)	341	103
FBF	0	0	8	8	0	0	(156)	(156)	(148)	123	(25)
GLM	0	0	0	0	0	(7,061)	0	(7,061)	(7,061)	7,358	297
GSC	0	449	0	449	0	(778)	0	(778)	(329)	433	104
GST	0	0	1,272	1,272	0	0	(174)	(174)	1,098	(1,130)	(32)
JPM	0	915	0	915	0	(2,156)	0	(2,156)	(1,241)	1,497	256
JPS	0	0	434	434	0	0	0	0	434	(457)	(23)
MYC	0	0	130	130	0	(130)	(13)	(143)	(13)	81	68
SAL	0	631	885	1,516	0	(1,718)	(81)	(1,799)	(283)	434	151

Total Over the Counter	$0	$2,412	$2,862	$5,274	$0	$(14,168)	$(452)	$(14,620)

(k)

Securities with an aggregate market value of $11,962 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$438	$438
Swap Agreements	0	0	0	0	1,212	1,212

	$0	$0	$0	$0	$1,650	$1,650

Over the counter
Purchased Options	$0	$0	$0	$0	$2,412	$2,412
Swap Agreements	0	2,774	0	0	88	2,862

	$0	$2,774	$0	$0	$2,500	$5,274

	$0	$2,774	$0	$0	$4,150	$6,924

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	57

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$65	$65
Futures	0	0	0	0	571	571
Swap Agreements	0	0	0	0	3,101	3,101

	$0	$0	$0	$0	$3,737	$3,737

Over the counter
Written Options	$0	$0	$0	$0	$14,168	$14,168
Swap Agreements	0	452	0	0	0	452

	$0	$452	$0	$0	$14,168	$14,620

	$0	$452	$0	$0	$17,905	$18,357

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$24	$24
Futures	0	0	0	0	10,124	10,124
Swap Agreements	0	0	0	0	(24,159)	(24,159)

	$0	$0	$0	$0	$(14,011)	$(14,011)

Over the counter
Purchased Options	$0	$0	$0	$0	$758	$758
Written Options	0	0	0	0	4,986	4,986
Swap Agreements	0	5,938	0	0	0	5,938

	$0	$5,938	$0	$0	$5,744	$11,682

	$0	$5,938	$0	$0	$(8,267)	$(2,329)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$17	$17
Futures	0	0	0	0	(3,437)	(3,437)
Swap Agreements	0	0	0	0	18,828	18,828

	$0	$0	$0	$0	$15,408	$15,408

Over the counter
Purchased Options	$0	$0	$0	$0	$1,941	$1,941
Written Options	0	0	0	0	(10,386)	(10,386)
Swap Agreements	0	(4,133)	0	0	84	(4,049)

	$0	$(4,133)	$0	$0	$(8,361)	$(12,494)

	$0	$(4,133)	$0	$0	$7,047	$2,914

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$20,035	$0	$20,035
Industrials	0	4,238	0	4,238
U.S. Government Agencies	0	1,404,150	0	1,404,150
U.S. Treasury Obligations	0	10,429	0	10,429
Non-Agency Mortgage-Backed Securities	0	1,245,550	0	1,245,550
Asset-Backed Securities	0	2,833,569	5,759	2,839,328
Short-Term Instruments
Repurchase Agreements	0	1,820	0	1,820
U.S. Treasury Bills	0	53,519	0	53,519
U.S. Treasury Cash Management Bills	0	6,963	0	6,963

	$0	$5,580,273	$5,759	$5,586,032

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$720,008	$0	$0	$720,008

Total Investments	$720,008	$5,580,273	$5,759	$6,306,040

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(264,828)	$0	$(264,828)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,650	0	1,650
Over the counter	0	5,274	0	5,274

	$0	$6,924	$0	$6,924

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,737)	0	(3,737)
Over the counter	0	(14,620)	0	(14,620)

	$0	$(18,357)	$0	$(18,357)

Total Financial Derivative Instruments	$0	$(11,433)	$0	$(11,433)

Totals	$720,008	$5,304,012	$5,759	$6,029,779

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	59

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.7%

ARGENTINA 0.6%

SOVEREIGN ISSUES 0.6%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$6,790	$2,292
1.000% due 07/09/2029		413	142

Autonomous City of Buenos Aires
44.619% (BADLARPP + 3.250%) due 03/29/2024 ~	ARS	3,770	19

Provincia de Buenos Aires
42.033% due 04/12/2025		61,009	305

Total Argentina (Cost $7,156)			2,758

BAHRAIN 0.2%

SOVEREIGN ISSUES 0.2%

Bahrain Government International Bond
6.125% due 07/05/2022		$1,000	1,013

Total Bahrain (Cost $1,006)			1,013

BRAZIL 5.0%

CORPORATE BONDS & NOTES 4.2%

Banco Bradesco SA
2.850% due 01/27/2023		$1,400	1,407

Banco BTG Pactual SA
4.500% due 01/10/2025		1,400	1,391

Banco do Brasil SA
3.875% due 10/10/2022		716	725

Braskem Netherlands Finance BV
4.500% due 01/10/2028		5,000	4,942

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		6,840	6,940

Caixa Economica Federal
3.500% due 11/07/2022		1,670	1,680

Centrais Eletricas Brasileiras SA
3.625% due 02/04/2025		400	392

Itau Unibanco Holding SA
2.900% due 01/24/2023		1,200	1,205

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/02/2022 (c)(e)		3,151	28

Petrobras Global Finance BV
5.093% due 01/15/2030		2,000	2,000

			20,710

SOVEREIGN ISSUES 0.8%

Banco Nacional de Desenvolvimento Economico e Social
4.750% due 05/09/2024		200	207

Brazil Government International Bond
2.625% due 01/05/2023		200	201
2.875% due 06/06/2025		500	490
4.250% due 01/07/2025		2,300	2,370
6.000% due 04/07/2026		200	217

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2022 (c)	BRL	2,300	455

			3,940

Total Brazil (Cost $25,186)			24,650

CAYMAN ISLANDS 2.3%

CORPORATE BONDS & NOTES 2.3%

KSA Sukuk Ltd.
2.894% due 04/20/2022		$3,612	3,614

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		7,790	4,382

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		157	156

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

QNB Finance Ltd.
3.500% due 03/28/2024		$2,800	$2,814

Total Cayman Islands (Cost $11,846)			10,966

CHILE 3.4%

CORPORATE BONDS & NOTES 0.6%

Banco del Estado de Chile
2.704% due 01/09/2025		$800	795

Banco Santander Chile
2.700% due 01/10/2025		700	686

Empresa de Transporte de Pasajeros Metro SA
3.650% due 05/07/2030		500	498
4.700% due 05/07/2050		1,000	1,012

			2,991

SOVEREIGN ISSUES 2.8%

Chile Government International Bond
1.625% due 01/30/2025	EUR	7,000	7,890
3.100% due 01/22/2061		$500	413
4.340% due 03/07/2042		5,000	5,142

			13,445

Total Chile (Cost $16,184)			16,436

COLOMBIA 0.2%

CORPORATE BONDS & NOTES 0.1%

Ecopetrol SA
5.375% due 06/26/2026		$560	567

SOVEREIGN ISSUES 0.1%

Colombia Government International Bond
2.625% due 03/15/2023		500	498
3.125% due 04/15/2031		200	169

			667

Total Colombia (Cost $1,234)			1,234

DOMINICAN REPUBLIC 1.0%

SOVEREIGN ISSUES 1.0%

Dominican Republic International Bond
4.875% due 09/23/2032		$2,500	2,269
5.500% due 01/27/2025		2,000	2,072
5.950% due 01/25/2027		200	206
6.875% due 01/29/2026		400	426

Total Dominican Republic (Cost $5,429)			4,973

GUATEMALA 1.4%

SOVEREIGN ISSUES 1.4%

Guatemala Government International Bond
5.750% due 06/06/2022		$7,000	7,040

Total Guatemala (Cost $7,026)			7,040

INDIA 0.9%

CORPORATE BONDS & NOTES 0.9%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$3,000	2,719

Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039		931	816

Adani Transmission Ltd.
4.000% due 08/03/2026		1,000	970

Total India (Cost $4,997)			4,505

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INDONESIA 6.0%

CORPORATE BONDS & NOTES 2.9%

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		$8,000	$8,124

Pelabuhan Indonesia PT
4.250% due 05/05/2025		2,000	2,034

Pertamina Persero PT
4.875% due 05/03/2022		3,133	3,137

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		1,000	985

			14,280

SOVEREIGN ISSUES 3.1%

Indonesia Government International Bond
3.500% due 02/14/2050		5,000	4,675
4.350% due 01/11/2048		500	518
4.750% due 07/18/2047		755	810
5.125% due 01/15/2045		1,865	2,066
5.250% due 01/08/2047		1,249	1,428
5.950% due 01/08/2046		918	1,127
6.750% due 01/15/2044		2,400	3,178
7.750% due 01/17/2038		1,025	1,406

			15,208

Total Indonesia (Cost $30,682)			29,488

ISRAEL 2.1%

SOVEREIGN ISSUES 2.1%

Israel Government International Bond
3.375% due 01/15/2050		$5,400	5,130
3.875% due 07/03/2050		5,000	5,163

Total Israel (Cost $11,787)			10,293

IVORY COAST 0.9%

SOVEREIGN ISSUES 0.9%

Ivory Coast Government International Bond
5.250% due 03/22/2030	EUR	2,300	2,357
5.875% due 10/17/2031		2,000	2,055

Total Ivory Coast (Cost $4,690)			4,412

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%

Gazprom PJSC Via Gaz Capital SA
4.950% due 07/19/2022		$1,600	1,061

Total Luxembourg (Cost $1,605)			1,061

MALAYSIA 0.7%

CORPORATE BONDS & NOTES 0.7%

Petronas Capital Ltd.
3.500% due 04/21/2030		$2,300	2,345
4.550% due 04/21/2050		500	554
4.800% due 04/21/2060		200	232

Petronas Energy Canada Ltd.
2.112% due 03/23/2028		500	469

Total Malaysia (Cost $3,580)			3,600

MAURITIUS 1.0%

CORPORATE BONDS & NOTES 1.0%

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		$3,000	3,030
5.950% due 07/29/2026		2,000	2,035

Total Mauritius (Cost $5,143)			5,065

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
MEXICO 5.5%

CORPORATE BONDS & NOTES 2.6%

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.125% due 06/06/2024		$2,000	$2,030

BBVA Bancomer SA
6.750% due 09/30/2022		7,600	7,733

Coca-Cola Femsa SAB de CV
1.850% due 09/01/2032		2,000	1,739

Petroleos Mexicanos
6.700% due 02/16/2032		498	474
7.690% due 01/23/2050		500	438

			12,414

SOVEREIGN ISSUES 2.9%

Mexico Government International Bond
1.350% due 09/18/2027	EUR	300	322
4.750% due 04/27/2032		$3,000	3,185
5.000% due 04/27/2051		10,300	10,441

			13,948

Total Mexico (Cost $27,391)			26,362

OMAN 0.2%

SOVEREIGN ISSUES 0.2%

Oman Government International Bond
4.125% due 01/17/2023		$900	911

Total Oman (Cost $903)			911

PARAGUAY 0.2%

SOVEREIGN ISSUES 0.2%

Paraguay Government International Bond
4.950% due 04/28/2031		$1,000	1,049

Total Paraguay (Cost $1,157)			1,049

PERU 12.5%

SOVEREIGN ISSUES 12.5%

Fondo MIVIVIENDA SA
3.500% due 01/31/2023		$300	303

Peru Government International Bond
2.392% due 01/23/2026		1,000	972
2.783% due 01/23/2031		1,000	944
5.350% due 08/12/2040	PEN	34,100	7,663
5.400% due 08/12/2034		48,000	11,475
5.625% due 11/18/2050		$2,680	3,413
5.940% due 02/12/2029	PEN	124,500	32,868
6.150% due 08/12/2032		8,500	2,233
6.350% due 08/12/2028		3,500	950

Total Peru (Cost $73,886)			60,821

QATAR 4.8%

SOVEREIGN ISSUES 4.8%

Qatar Government International Bond
3.375% due 03/14/2024		$2,800	2,844
3.400% due 04/16/2025		3,200	3,267
3.750% due 04/16/2030		4,800	5,076
3.875% due 04/23/2023		300	306
4.000% due 03/14/2029		3,200	3,424
4.400% due 04/16/2050		2,000	2,253
4.500% due 04/23/2028		2,000	2,184
4.817% due 03/14/2049		1,200	1,426
5.103% due 04/23/2048		2,000	2,451

Total Qatar (Cost $22,139)			23,231

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%

Russia Government International Bond
4.500% due 04/04/2022		$200	$185

Total Russia (Cost $200)			185

SAUDI ARABIA 2.1%

CORPORATE BONDS & NOTES 1.8%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$8,625	8,629

SOVEREIGN ISSUES 0.3%

Saudi Government International Bond
2.875% due 03/04/2023		200	201
3.250% due 10/26/2026		400	410
4.000% due 04/17/2025		1,000	1,039

			1,650

Total Saudi Arabia (Cost $10,343)			10,279

SERBIA 3.6%

SOVEREIGN ISSUES 3.6%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	3,000	2,805
1.500% due 06/26/2029		5,400	5,093
1.650% due 03/03/2033		150	130
2.050% due 09/23/2036		2,500	2,130
3.125% due 05/15/2027		6,900	7,446

Total Serbia (Cost $21,404)			17,604

SINGAPORE 0.0%

CORPORATE BONDS & NOTES 0.0%

BOC Aviation Ltd.
3.000% due 05/23/2022		$200	200

Total Singapore (Cost $200)			200

SOUTH AFRICA 13.7%

SOVEREIGN ISSUES 13.7%

South Africa Government International Bond
4.875% due 04/14/2026		$200	204
5.750% due 09/30/2049		400	351
5.875% due 05/30/2022		6,200	6,247
10.500% due 12/21/2026	ZAR	806,000	60,198

Total South Africa (Cost $63,323)			67,000

THAILAND 0.2%

CORPORATE BONDS & NOTES 0.2%

Bangkok Bank PCL
3.875% due 09/27/2022		$800	805

Total Thailand (Cost $805)			805

TURKEY 0.2%

SOVEREIGN ISSUES 0.2%

Turkey Government International Bond
3.250% due 03/23/2023		$300	296
6.250% due 09/26/2022		400	404

Total Turkey (Cost $703)			700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 2.3%

SOVEREIGN ISSUES 2.3%

Abu Dhabi Government International Bond
1.700% due 03/02/2031	$2,100	$1,919
2.700% due 09/02/2070	4,500	3,550
3.125% due 04/16/2030	4,900	5,017
3.875% due 04/16/2050	793	832

Total United Arab Emirates (Cost $12,693)		11,318

UNITED STATES 3.0%

ASSET-BACKED SECURITIES 0.0%

GSAA Home Equity Trust
1.057% due 03/25/2037 •	$198	101

Morgan Stanley Mortgage Loan Trust
1.177% due 04/25/2037 •	221	86

		187

CORPORATE BONDS & NOTES 2.9%

DAE Funding LLC
1.625% due 02/15/2024	3,800	3,641

Rio Oil Finance Trust
8.200% due 04/06/2028	547	589
9.250% due 07/06/2024	4,576	4,800
9.750% due 01/06/2027	4,478	4,946

		13,976

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Banc of America Mortgage Trust
2.713% due 02/25/2036 ^~	6	6

Chase Mortgage Finance Trust
3.147% due 03/25/2037 ^~	16	16

Citigroup Mortgage Loan Trust
2.329% due 03/25/2034 ~	3	3
2.562% due 07/25/2046 ^~	10	10

Countrywide Home Loan Mortgage Pass-Through Trust
2.178% due 10/20/2035 ~	2	2
2.887% due 09/25/2047 ^~	6	6

HarborView Mortgage Loan Trust
2.561% due 08/19/2036 ^~	1	1

Luminent Mortgage Trust
0.817% due 12/25/2036 ^•	9	8

MASTR Adjustable Rate Mortgages Trust
0.937% due 05/25/2037 •	93	47

Merrill Lynch Alternative Note Asset Trust
1.057% due 03/25/2037 •	235	81
2.772% due 06/25/2037 ^~	100	68

Merrill Lynch Mortgage-Backed Securities Trust
2.733% due 04/25/2037 ^~	21	20

Morgan Stanley Mortgage Loan Trust
1.992% due 06/25/2036 ~	4	4

Sequoia Mortgage Trust
1.897% due 01/20/2047 ^~	7	6

WaMu Mortgage Pass-Through Certificates Trust
2.545% due 01/25/2037 ^~	19	18
2.713% due 04/25/2037 ^~	12	12
2.716% due 12/25/2036 ^~	11	11
2.890% due 09/25/2036 ^~	18	18
3.030% due 12/25/2036 ^~	38	38
3.255% due 05/25/2037 ^~	25	22

		397

Total United States (Cost $14,712)		14,560

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	61

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 22.5%

REPURCHASE AGREEMENTS (f) 0.4%
			$	2,125

SHORT-TERM NOTES 1.2%

Federal Home Loan Bank
0.000% due 04/08/2022 (c)(d)		$5,700		5,700

ISRAEL TREASURY BILLS 2.9%
0.010% due 11/02/2022 (c)(d)	ILS	45,000		14,083

U.S. TREASURY BILLS 11.1%
0.332% due 04/19/2022 - 06/23/2022 (b)(c)(h)(j)		$54,400		54,380

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 6.9%
0.625% due 06/21/2022 - 07/26/2022 (b)(c)(h)(j)	$33,500	$	33,434

Total Short-Term Instruments (Cost $110,057)			109,722

Total Investments in Securities (Cost $497,467)			472,241

	SHARES			MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%

PIMCO Short-Term Floating NAV Portfolio III	1,493,647		$	14,503

Total Short-Term Instruments (Cost $14,644)				14,503

Total Investments in Affiliates (Cost $14,644)				14,503

Total Investments 99.7% (Cost $512,111)			$	486,744

Financial Derivative Instruments (g)(i) (2.7)% (Cost or Premiums, net $(4,364))				(13,038)

Other Assets and Liabilities, net 3.0%				14,411

Net Assets 100.0%		$		488,117

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Coupon represents a yield to maturity.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$2,125	U.S. Treasury Bills 0.000% due 08/04/2022	$(2,168)	$2,125	$2,125

Total Repurchase Agreements						$(2,168)	$2,125	$2,125

62	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,125	$0	$0	$2,125	$(2,168)	$(43)

Total Borrowings and Other Financing Transactions	$2,125	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	10.665%	Maturity	01/02/2024	BRL	81,600	$0	$(293)	$(293)	$15	$0
Pay	1-Year BRL-CDI	10.755	Maturity	01/02/2024		312,600	0	(1,032)	(1,032)	56	0
Pay	1-Year BRL-CDI	10.833	Maturity	01/02/2024		62,700	0	(193)	(193)	11	0
Pay	1-Year BRL-CDI	10.995	Maturity	01/02/2024		178,800	0	(446)	(446)	32	0
Pay	1-Year BRL-CDI	11.065	Maturity	01/02/2024		120,000	0	(262)	(262)	21	0
Pay	1-Year BRL-CDI	11.113	Maturity	01/02/2024		3,900	0	(8)	(8)	1	0
Pay	1-Year BRL-CDI	10.838	Maturity	01/02/2025		30,900	0	(59)	(59)	9	0
Pay	1-Year BRL-CDI	11.023	Maturity	01/02/2025		82,800	0	(93)	(93)	25	0
Pay	1-Year BRL-CDI	11.092	Maturity	01/02/2025		93,300	0	(77)	(77)	29	0
Pay	1-Year BRL-CDI	11.212	Maturity	01/02/2025		90,800	0	(30)	(30)	28	0
Pay	1-Year BRL-CDI	10.120	Maturity	01/04/2027		32,100	0	(182)	(182)	19	0
Pay	1-Year BRL-CDI	10.206	Maturity	01/04/2027		132,400	0	(682)	(682)	77	0

Total Swap Agreements							$0	$(3,357)	$(3,357)	$323	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$323	$323	$0	$0	$0	$0

(h)

Securities with an aggregate market value of $4,478 and cash of $2,312 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	05/2022		$3,586	PEN	13,388	$45	$0
	07/2022	PEN	37,485		$9,288	0	(798)
	09/2022		82,428		19,595	0	(2,440)
	11/2022		52,650		12,780	0	(1,224)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	63

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability

BPS	04/2022		BRL	49,800		$8,622	$0	$(1,838)
	04/2022			$9,019	BRL	49,800	1,451	(9)
	06/2022		CLP	35,727,658		$43,622	0	(1,239)
	07/2022		BRL	9,600		1,673	0	(291)
	07/2022			$1,002	BRL	5,300	82	0

BRC	05/2022		ZAR	225,847		$14,238	0	(1,135)

BSH	04/2022		BRL	33,000		6,965	34	0
	04/2022			$6,253	BRL	33,000	678	0
	07/2022		BRL	67,300		$12,101	0	(1,670)
	07/2022			$13,355	BRL	71,400	1,255	0
	10/2022		BRL	60,700		$10,589	0	(1,514)
	10/2022			$6,893	BRL	34,600	8	(2)

CBK	04/2022		BRL	36,346		$7,672	38	0
	04/2022			$6,947	BRL	36,346	688	0
	04/2022			3,021	PEN	11,272	37	0
	04/2022	«		2	RUB	176	0	0
	05/2022		PEN	21,044		$5,092	0	(601)
	05/2022			$2,377	PEN	8,817	14	0
	05/2022	«		2	RUB	191	0	0
	07/2022		PEN	18,313		$4,630	0	(303)
	08/2022			11,187		2,868	0	(139)
	10/2022			23,349		5,907	0	(321)
	11/2022			23,877		6,043	0	(317)
	12/2022			46,921		11,188	0	(1,275)
DUB	04/2022	«		$4	RUB	309	0	0
	04/2022		ZAR	111,218		$7,018	0	(576)
	05/2022	«		$$3	RUB	208	0	0

GLM	04/2022		BRL	36,346		$7,335	0	(299)
	04/2022			$7,672	BRL	36,346	0	(38)
	04/2022	«		13	RUB	1,016	0	(1)
	05/2022			7,279	BRL	36,346	294	0
	05/2022			115	KRW	141,826	2	0
	05/2022	«		2	RUB	190	0	0
	05/2022		ZAR	232,493		$14,644	0	(1,182)
	07/2022		BRL	11,000		2,007	0	(243)
	07/2022			$2,260	BRL	11,700	134	0
	08/2022			199	PEN	749	2	0
	10/2022		BRL	8,900		$1,555	0	(219)
	10/2022			$7,249	BRL	37,700	268	0
	11/2022		ILS	44,996		$14,574	350	0

JPM	04/2022		BRL	30,500		5,287	0	(1,120)
	04/2022			$6,332	BRL	30,500	98	(25)
	04/2022		ZAR	337,907		$21,516	0	(1,555)
	05/2022		CNH	278		44	0	0
	05/2022		INR	8,101		105	0	(1)
	05/2022		MXN	521,077		25,101	0	(959)
	05/2022			$43,295	CLP	36,664,488	2,892	0
	05/2022			42	CNH	268	0	0
	07/2022		BRL	7,000		$1,274	0	(159)
	07/2022			$1,227	BRL	6,500	103	0
	08/2022			10,240	PEN	38,949	225	0
	10/2022		BRL	5,000		$863	0	(134)

MBC	04/2022		PEN	1,443		384	0	(8)
	04/2022			$383	PEN	1,443	8	0
	05/2022		INR	4,529		$58	0	(1)
	05/2022			$44	CNH	278	0	0

MYI	04/2022			32,405	EUR	29,101	0	(212)
	05/2022		EUR	29,101		$32,434	213	0
	05/2022	«		$2	RUB	183	0	0

RBC	04/2022			9,874	MXN	210,486	683	0
	06/2022			19,311		397,791	435	0

SCX	04/2022		EUR	29,101		$32,728	535	0
	04/2022			$52	PEN	197	2	0
	04/2022	«		20	RUB	1,549	0	(2)
	05/2022		INR	6,340		$82	0	(1)
	05/2022			$44	CNH	277	0	0
	11/2022		PEN	3,014		$727	0	(74)

SOG	05/2022	«		$4	RUB	300	0	(1)

SSB	05/2022		CNH	546		$86	0	0

UAG	05/2022	«		$5	RUB	387	0	(1)

Total Forward Foreign Currency Contracts							$10,574	$(21,927)

64	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Chile Government International Bond	1.000%	Quarterly	12/20/2025	0.471%	$	6,000	$142	$(26)	$116	$0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767		2,620	(107)	20	0	(87)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943		400	(17)	1	0	(16)

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919		4,600	(220)	20	0	(200)

BRC	Chile Government International Bond	1.000	Quarterly	12/20/2025	0.471		5,700	136	(26)	110	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767		7,790	(360)	102	0	(258)

CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767		10,600	(495)	144	0	(351)

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767		1,300	(60)	17	0	(43)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919		8,800	(411)	29	0	(382)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.169		5,000	(314)	313	0	(1)

JPM	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767		1,990	(104)	38	0	(66)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919		300	(12)	(1)	0	(13)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.907		24,400	(1,356)	1,402	46	0

MYC	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919		8,200	(464)	108	0	(356)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943		12,700	(561)	45	0	(516)

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.907		5,000	(161)	170	9	0

Total Swap Agreements								$(4,364)	$2,356	$281	$(2,289)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$45	$0	$116	$161	$(4,462)	$0	$(103)	$(4,565)	$(4,404)	$3,838	$(566)
BPS	1,533	0	0	1,533	(3,377)	0	(200)	(3,577)	(2,044)	2,193	149
BRC	0	0	110	110	(1,135)	0	(258)	(1,393)	(1,283)	1,379	96
BSH	1,975	0	0	1,975	(3,186)	0	0	(3,186)	(1,211)	1,009	(202)
CBK	777	0	0	777	(2,956)	0	(351)	(3,307)	(2,530)	2,120	(410)
DUB	0	0	0	0	(576)	0	0	(576)	(576)	613	37
GLM	1,050	0	0	1,050	(1,982)	0	0	(1,982)	(932)	882	(50)
GST	0	0	0	0	0	0	(426)	(426)	(426)	570	144
JPM	3,318	0	46	3,364	(3,953)	0	(79)	(4,032)	(668)	841	173
MBC	8	0	0	8	(9)	0	0	(9)	(1)	0	(1)
MYC	0	0	0	0	0	0	(872)	(872)	(872)	756	(116)
MYI	213	0	0	213	(212)	0	0	(212)	1	(10)	(9)
NGF	0	0	9	9	0	0	0	0	9	0	9
RBC	1,118	0	0	1,118	0	0	0	0	1,118	(880)	238
SCX	537	0	0	537	(77)	0	0	(77)	460	(190)	270
SOG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
UAG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$10,574	$0	$281	$10,855	$(21,927)	$0	$(2,289)	$(24,216)

(j)

Securities with an aggregate market value of $14,201 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	65

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$323	$323

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,574	$0	$10,574
Swap Agreements	0	281	0	0	0	281

	$0	$281	$0	$10,574	$0	$10,855

	$0	$281	$0	$10,574	$323	$11,178

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,927	$0	$21,927
Swap Agreements	0	2,289	0	0	0	2,289

	$0	$2,289	$0	$21,927	$0	$24,216

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,710	$2,710

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,344	$0	$6,344
Written Options	0	0	0	490	0	490
Swap Agreements	0	(4,257)	0	0	0	(4,257)

	$0	$(4,257)	$0	$6,834	$0	$2,577

	$0	$(4,257)	$0	$6,834	$2,710	$5,287

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(7,874)	$(7,874)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15,942)	$0	$(15,942)
Written Options	0	0	0	(187)	0	(187)
Swap Agreements	0	856	0	0	0	856

	$0	$856	$0	$(16,129)	$0	$(15,273)

	$0	$856	$0	$(16,129)	$(7,874)	$(23,147)

66	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$2,758	$0	$2,758
Bahrain
Sovereign Issues	0	1,013	0	1,013
Brazil
Corporate Bonds & Notes	0	20,710	0	20,710
Sovereign Issues	0	3,940	0	3,940
Cayman Islands
Corporate Bonds & Notes	0	10,966	0	10,966
Chile
Corporate Bonds & Notes	0	2,991	0	2,991
Sovereign Issues	0	13,445	0	13,445
Colombia
Corporate Bonds & Notes	0	567	0	567
Sovereign Issues	0	667	0	667
Dominican Republic
Sovereign Issues	0	4,973	0	4,973
Guatemala
Sovereign Issues	0	7,040	0	7,040
India
Corporate Bonds & Notes	0	4,505	0	4,505
Indonesia
Corporate Bonds & Notes	0	14,280	0	14,280
Sovereign Issues	0	15,208	0	15,208
Israel
Sovereign Issues	0	10,293	0	10,293
Ivory Coast
Sovereign Issues	0	4,412	0	4,412
Luxembourg
Corporate Bonds & Notes	0	1,061	0	1,061
Malaysia
Corporate Bonds & Notes	0	3,600	0	3,600
Mauritius
Corporate Bonds & Notes	0	5,065	0	5,065
Mexico
Corporate Bonds & Notes	0	12,414	0	12,414
Sovereign Issues	0	13,948	0	13,948
Oman
Sovereign Issues	0	911	0	911
Paraguay
Sovereign Issues	0	1,049	0	1,049
Peru
Sovereign Issues	0	60,821	0	60,821
Qatar
Sovereign Issues	0	23,231	0	23,231
Russia
Sovereign Issues	0	185	0	185

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Saudi Arabia
Corporate Bonds & Notes	$0	$8,629	$0	$8,629
Sovereign Issues	0	1,650	0	1,650
Serbia
Sovereign Issues	0	17,604	0	17,604
Singapore
Corporate Bonds & Notes	0	200	0	200
South Africa
Sovereign Issues	0	67,000	0	67,000
Thailand
Corporate Bonds & Notes	0	805	0	805
Turkey
Sovereign Issues	0	700	0	700
United Arab Emirates
Sovereign Issues	0	11,318	0	11,318
United States
Asset-Backed Securities	0	187	0	187
Corporate Bonds & Notes	0	13,976	0	13,976
Non-Agency Mortgage-Backed Securities	0	397	0	397
Short-Term Instruments
Repurchase Agreements	0	2,125	0	2,125
Short-Term Notes	0	5,700	0	5,700
Israel Treasury Bills	0	14,083	0	14,083
U.S. Treasury Bills	0	54,380	0	54,380
U.S. Treasury Cash Management Bills	0	33,434	0	33,434

	$0	$472,241	$0	$472,241

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$14,503	$0	$0	$14,503

Total Investments	$14,503	$472,241	$0	$486,744

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	323	0	323
Over the counter	0	10,855	0	10,855

	$0	$11,178	$0	$11,178

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(24,211)	$(5)	$(24,216)

Total Financial Derivative Instruments	$0	$(13,033)	$(5)	$(13,038)

Totals	$14,503	$459,208	$(5)	$473,706

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	67

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 92.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 7.5%

Acrisure LLC
3.957% (LIBOR03M + 3.500%) due 02/15/2027 ~		$790	$779

Adient U.S. LLC
3.707% (LIBOR03M + 3.250%) due 04/10/2028 ~		993	979

Altice France SA
4.506% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,614	1,587

B.C. Unlimited Liability Co.
2.207% (LIBOR03M + 1.750%) due 11/19/2026 ~		1,871	1,835

Blackstone CQP Holdco LP
4.756% (LIBOR03M + 3.750%) due 06/05/2028 ~		15,373	15,307

Castlelake Aviation Ltd.
3.250% (LIBOR03M + 2.750%) due 10/22/2026 ~		846	826

Cerba Healthcare SAS
4.000% (EUR003M + 3.750%) due 02/15/2029 ~	EUR	3,000	3,308

Diamond Sports Group LLC
9.000% due 05/26/2026		$89	91

Dun & Bradstreet Corp.
3.697% (LIBOR03M + 3.250%) due 02/06/2026 ~		196	195

Enterprise Merger Sub, Inc.
4.207% (LIBOR03M + 3.750%) due 10/10/2025 ~		1,209	813

Fly Funding SARL
7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~		1,411	1,414

Intelsat Jackson Holdings SA
4.920% due 02/01/2029		560	552

Kronos Acquisition Holdings, Inc.
4.250% (LIBOR03M + 3.750%) due 12/22/2026 ~		248	228

Medline Borrower LP
3.750% (LIBOR03M + 3.250%) due 10/23/2028 ~		1,600	1,585

MPH Acquisition Holdings LLC
4.758% (LIBOR03M + 4.250%) due 09/01/2028 ~		2,544	2,478

Novolex
TBD% due 03/30/2029		100	98

Olympus Water U.S. Holding Corp.
4.746% (LIBOR03M + 3.750%) due 11/09/2028 ~		100	97

Ortho-Clinical Diagnostics SA
3.235% (LIBOR03M + 3.000%) due 06/30/2025 ~		339	338

Redstone Holdco 2 LP
5.500% (LIBOR03M + 4.750%) due 04/27/2028 «~		2,090	2,058

RegionalCare Hospital Partners Holdings, Inc.
4.197% (LIBOR03M + 3.750%) due 11/16/2025 ~		1,982	1,972

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		168	169

Spirit Aerosystems, Inc.
4.250% (LIBOR03M + 3.750%) due 01/15/2025 ~		815	815

Trans Union LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2028 ~		87	86

U.S. Renal Care, Inc.
5.250% (LIBOR03M + 5.000%) due 06/26/2026 ~		199	184

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		199	197

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Virtusa Corp.
4.500% (LIBOR03M + 3.750%) due 02/11/2028 ~		$198	$196

Yahoo(Verizon Media)
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		690	687

Total Loan Participations and Assignments (Cost $39,421)			38,874

CORPORATE BONDS & NOTES 67.9%

BANKING & FINANCE 15.2%

Acrisure LLC
4.250% due 02/15/2029		400	364
6.000% due 08/01/2029		800	741

AssuredPartners, Inc.
5.625% due 01/15/2029		1,000	922

Asteroid Private Merger Sub, Inc.
8.500% due 11/15/2029		1,500	1,458

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	300	314
3.625% due 09/24/2024		200	214
5.375% due 01/18/2028 •		1,300	952
8.000% due 01/22/2030 •		1,500	1,131
8.500% due 09/10/2030 •		18,400	14,280
10.500% due 07/23/2029		800	652

Brookfield Property REIT, Inc.
4.500% due 04/01/2027		$5,000	4,677

CIFI Holdings Group Co. Ltd.
4.375% due 04/12/2027		200	159
4.450% due 08/17/2026		200	162

Corestate Capital Holding SA
3.500% due 04/15/2023	EUR	100	79

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		$200	142
3.125% due 10/22/2025		600	445
3.875% due 10/22/2030		400	275
8.000% due 01/27/2024		200	172

Curo Group Holdings Corp.
7.500% due 08/01/2028		1,650	1,420

Cushman & Wakefield U.S. Borrower LLC
6.750% due 05/15/2028		1,325	1,387

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		37	37

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		29	29

Enact Holdings, Inc.
6.500% due 08/15/2025		2,550	2,635

First Citizens BancShares, Inc.
5.800% due 01/04/2027 •(e)		550	557

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		1,850	1,684
6.500% due 10/01/2025		1,250	1,242

Freedom Mortgage Corp.
6.625% due 01/15/2027		5,000	4,644
8.125% due 11/15/2024		530	529
8.250% due 04/15/2025		1,644	1,641

Howard Hughes Corp.
4.125% due 02/01/2029		300	282

Huarong Finance Co. Ltd.
3.375% due 02/24/2030		400	346
3.625% due 09/30/2030		200	176
3.875% due 11/13/2029		1,000	909
4.250% due 11/07/2027		200	191
4.500% due 05/29/2029		2,675	2,533
4.750% due 04/27/2027		1,000	980
4.950% due 11/07/2047		600	483

Icahn Enterprises LP
5.250% due 05/15/2027		1,525	1,499

Intelsat Jackson Holdings SA
8.500% due 10/15/2024 «		2,700	0

Jane Street Group
4.500% due 11/15/2029		5,750	5,456

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Jefferies Finance LLC
5.000% due 08/15/2028		$1,000	$959

Kaisa Group Holdings Ltd.
8.500% due 06/30/2022 ^(c)		1,500	280

KWG Group Holdings Ltd.
5.875% due 11/10/2024		1,000	408

LFS Topco LLC
5.875% due 10/15/2026		200	188

MGM Growth Properties Operating Partnership LP
4.500% due 01/15/2028		500	506
5.625% due 05/01/2024		150	155

Midcap Financial Issuer Trust
6.500% due 05/01/2028		300	283

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		500	463
5.500% due 08/15/2028		4,975	4,787
6.000% due 01/15/2027		200	204

Navient Corp.
5.625% due 08/01/2033		3,000	2,532

NCL Finance Ltd.
6.125% due 03/15/2028		850	790

New Metro Global Ltd.
5.000% due 08/08/2022		200	185

Oxford Finance LLC
6.375% due 02/01/2027		680	694

Park Intermediate Holdings LLC
5.875% due 10/01/2028		525	525
7.500% due 06/01/2025		3,225	3,359

PennyMac Financial Services, Inc.
5.750% due 09/15/2031		1,000	891

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025		1,000	370

Seazen Group Ltd.
6.450% due 06/11/2022		200	187

Sitka Holdings LLC
5.506% due 07/06/2026 •		1,100	1,050

Starwood Property Trust, Inc.
3.625% due 07/15/2026		600	574
4.375% due 01/15/2027		1,200	1,166

Sunac China Holdings Ltd.
5.950% due 04/26/2024		1,500	385
7.000% due 07/09/2025		4,700	1,147

UPC Broadband Finco BV
4.875% due 07/15/2031		700	658

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		293	272

			78,817

INDUSTRIALS 49.9%

Acadia Healthcare Co., Inc.
5.000% due 04/15/2029		600	593

AdaptHealth LLC
4.625% due 08/01/2029		200	183
6.125% due 08/01/2028		800	796

ADT Security Corp.
4.125% due 08/01/2029		2,500	2,325
4.875% due 07/15/2032		530	489

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		1,100	1,043

Air Canada
3.875% due 08/15/2026		400	378
4.625% due 08/15/2029	CAD	200	151

Allison Transmission, Inc.
3.750% due 01/30/2031		$2,500	2,272

Altice Financing SA
4.250% due 08/15/2029	EUR	200	198
5.750% due 08/15/2029		$600	546

Altice France SA
5.500% due 10/15/2029		5,000	4,493

AMC Networks, Inc.
4.250% due 02/15/2029		300	280
4.750% due 08/01/2025		1,300	1,298

68	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

American Airlines Pass-Through Trust
3.375% due 11/01/2028		$68	$65

American Airlines, Inc.
5.500% due 04/20/2026		700	706

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029		600	561

ASP Unifrax Holdings, Inc.
5.250% due 09/30/2028		400	372

Avon Products, Inc.
6.500% due 03/15/2023		800	808

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		600	577

Bausch Health Americas, Inc.
9.250% due 04/01/2026		2,075	2,127

Bausch Health Cos., Inc.
6.250% due 02/15/2029		3,800	3,122
7.250% due 05/30/2029		850	727

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		1,800	1,699

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (b)		250	227

Bombardier, Inc.
6.000% due 02/15/2028		200	188
7.125% due 06/15/2026		700	687
7.875% due 04/15/2027		900	882

Brink’s Co.
5.500% due 07/15/2025		1,150	1,160

Caesars Entertainment, Inc.
6.250% due 07/01/2025		100	103

Caesars Resort Collection LLC
5.750% due 07/01/2025		200	204

Carnival Corp.
4.000% due 08/01/2028		2,300	2,142

CCO Holdings LLC
4.250% due 02/01/2031		2,000	1,818
4.250% due 01/15/2034		1,750	1,523
4.500% due 08/15/2030		700	658
4.500% due 06/01/2033		1,800	1,618
4.750% due 03/01/2030		500	481
4.750% due 02/01/2032		2,000	1,865

CDI Escrow Issuer, Inc.
5.750% due 04/01/2030 (a)		700	708

Chesapeake Energy Corp.
5.500% due 02/01/2026		200	205

Chobani LLC
4.625% due 11/15/2028		400	370
7.500% due 04/15/2025		1,200	1,162

Churchill Downs, Inc.
4.750% due 01/15/2028		500	486

Cirsa Finance International SARL
4.500% due 03/15/2027	EUR	100	105

CNX Resources Corp.
7.250% due 03/14/2027		$2,000	2,119

CommScope Technologies LLC
5.000% due 03/15/2027		2,500	2,177

Community Health Systems, Inc.
4.750% due 02/15/2031		275	260
5.250% due 05/15/2030		2,500	2,403
5.625% due 03/15/2027		3,900	3,977
6.000% due 01/15/2029		800	810
6.125% due 04/01/2030		3,400	3,170
6.875% due 04/15/2029		1,600	1,574

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		6,468	2,191

Coty, Inc.
4.750% due 01/15/2029		2,025	1,893
5.000% due 04/15/2026		400	390

CPUK Finance Ltd.
6.500% due 08/28/2026	GBP	2,000	2,655

Crocs, Inc.
4.125% due 08/15/2031		$400	339

CSC Holdings LLC
4.125% due 12/01/2030		700	615
5.750% due 01/15/2030		400	357

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

CT Trust
5.125% due 02/03/2032		$2,000	$2,001

DaVita, Inc.
4.625% due 06/01/2030		4,250	3,975

Dell, Inc.
6.500% due 04/15/2038		15,440	17,392

Deluxe Corp.
8.000% due 06/01/2029		1,250	1,271

Diamond Sports Group LLC
5.375% due 08/15/2026		500	194

DirecTV Financing LLC
5.875% due 08/15/2027		850	837

Dufry One BV
2.000% due 02/15/2027	EUR	2,000	1,986

Dun & Bradstreet Corp.
5.000% due 12/15/2029		$900	847

Endo Dac
5.875% due 10/15/2024		4,400	4,152
6.000% due 06/30/2028		8,847	5,032
9.500% due 07/31/2027		6,005	5,275

Endo Luxembourg Finance Co. SARL
6.125% due 04/01/2029		2,100	1,919

Envision Healthcare Corp.
8.750% due 10/15/2026		3,950	1,910

Fertitta Entertainment LLC
4.625% due 01/15/2029		425	404

Ford Motor Co.
4.750% due 01/15/2043		2,000	1,820

Frontier Communications Holdings LLC
5.000% due 05/01/2028		500	481
6.000% due 01/15/2030		1,450	1,343

Full House Resorts, Inc.
8.250% due 02/15/2028		3,800	3,890

Garda World Security Corp.
6.000% due 06/01/2029		7,500	6,752

GFL Environmental, Inc.
3.500% due 09/01/2028		1,650	1,551

Gruenenthal GmbH
4.125% due 05/15/2028	EUR	6,300	6,804

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026		$600	601

Helios Software Holdings, Inc.
4.625% due 05/01/2028		2,500	2,305

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		2,200	2,000
4.000% due 05/01/2031		2,000	1,892

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031		700	652

Hudbay Minerals, Inc.
6.125% due 04/01/2029		2,550	2,630

iHeartCommunications, Inc.
6.375% due 05/01/2026		405	416
8.375% due 05/01/2027		1,733	1,794

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)		500	491

Imola Merger Corp.
4.750% due 05/15/2029		300	289

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		1,898	1,898

Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028		1,150	1,058
6.875% due 11/15/2026	EUR	700	799

Kronos Acquisition Holdings, Inc.
7.000% due 12/31/2027		$200	169

Level 3 Financing, Inc.
3.625% due 01/15/2029		3,500	3,069
3.750% due 07/15/2029		600	532
4.250% due 07/01/2028		2,425	2,229

Live Nation Entertainment, Inc.
6.500% due 05/15/2027		300	320

Macy’s Retail Holdings LLC
5.875% due 03/15/2030		1,750	1,728

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029		$100	$94

MEDNAX, Inc.
5.375% due 02/15/2030		2,250	2,175

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		900	826
5.375% due 12/04/2029		1,700	1,449
5.625% due 07/17/2027		200	181
5.750% due 07/21/2028		600	531

MGM China Holdings Ltd.
5.250% due 06/18/2025		200	184
5.875% due 05/15/2026		300	274

MGM Resorts International
4.750% due 10/15/2028		1,700	1,647

Mozart Debt Merger Sub, Inc.
3.875% due 04/01/2029		1,500	1,389
5.250% due 10/01/2029		700	652

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		2,400	2,306

Murphy Oil USA, Inc.
5.625% due 05/01/2027		100	102

NCL Corp. Ltd.
5.875% due 03/15/2026		850	809

Nielsen Finance LLC
5.625% due 10/01/2028		825	832
5.875% due 10/01/2030		825	828

Occidental Petroleum Corp.
4.400% due 08/15/2049		100	94
8.875% due 07/15/2030		2,500	3,209

Organon & Co.
4.125% due 04/30/2028		200	191

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		3,250	3,023

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		2,607	2,437

PDC Energy, Inc.
5.750% due 05/15/2026		1,650	1,675

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(c)		1,250	88
5.500% due 04/12/2037 ^(c)		1,250	81

PetSmart, Inc.
4.750% due 02/15/2028		450	435
7.750% due 02/15/2029		1,000	1,034

Post Holdings, Inc.
4.625% due 04/15/2030		1,000	902

Prime Security Services Borrower LLC
3.375% due 08/31/2027		2,150	1,970

Rackspace Technology Global, Inc.
5.375% due 12/01/2028 (h)		700	609

Radiate Holdco LLC
4.500% due 09/15/2026		2,475	2,392

Renault SA
2.000% due 09/28/2026	EUR	2,000	2,041

Resolute Forest Products, Inc.
4.875% due 03/01/2026		$1,100	1,060

Rockies Express Pipeline LLC
4.800% due 05/15/2030		200	190

Royal Caribbean Cruises Ltd.
5.375% due 07/15/2027		1,000	962

RP Escrow Issuer LLC
5.250% due 12/15/2025		800	783

Sabre Global, Inc.
7.375% due 09/01/2025		900	941
9.250% due 04/15/2025		4,050	4,497

Scientific Games International, Inc.
5.000% due 10/15/2025		1,500	1,538

Seagate HDD Cayman
4.091% due 06/01/2029		100	97

Sealed Air Corp.
6.875% due 07/15/2033		800	914

Sirius XM Radio, Inc.
3.875% due 09/01/2031		850	775

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	69

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Southwestern Energy Co.
5.375% due 02/01/2029		$1,200	$1,217
5.375% due 03/15/2030		200	204

Spirit AeroSystems, Inc.
5.500% due 01/15/2025		825	828
7.500% due 04/15/2025		2,600	2,697

Stagwell Global LLC
5.625% due 08/15/2029		1,000	945

Standard Industries, Inc.
3.375% due 01/15/2031		2,000	1,753
4.375% due 07/15/2030		2,600	2,385
4.750% due 01/15/2028		400	383

Studio City Co. Ltd.
7.000% due 02/15/2027		200	196

Studio City Finance Ltd.
5.000% due 01/15/2029		800	611

Sugarhouse HSP Gaming Prop Mezz LP
5.875% due 05/15/2025		300	296

Switch Ltd.
3.750% due 09/15/2028		825	802

Syneos Health, Inc.
3.625% due 01/15/2029		100	93

Team Health Holdings, Inc.
6.375% due 02/01/2025		900	809

TEGNA, Inc.
4.625% due 03/15/2028		700	697

Tempo Acquisition LLC
5.750% due 06/01/2025		1,700	1,717

Tenet Healthcare Corp.
4.625% due 07/15/2024		206	207
6.125% due 10/01/2028		2,500	2,543

Transocean Guardian Ltd.
5.875% due 01/15/2024		240	230

Transocean Pontus Ltd.
6.125% due 08/01/2025		62	61

Travel & Leisure Co.
4.625% due 03/01/2030		300	280
6.000% due 04/01/2027		1,300	1,344

TreeHouse Foods, Inc.
4.000% due 09/01/2028		1,800	1,526

TripAdvisor, Inc.
7.000% due 07/15/2025		825	853

Triumph Group, Inc.
6.250% due 09/15/2024		100	100

U.S. Renal Care, Inc.
10.625% due 07/15/2027		1,000	954

Uber Technologies, Inc.
4.500% due 08/15/2029		500	470

United Airlines, Inc.
4.375% due 04/15/2026		400	394
4.625% due 04/15/2029		350	333

Univision Communications, Inc.
5.125% due 02/15/2025		300	301
6.625% due 06/01/2027		800	839

Vail Resorts, Inc.
6.250% due 05/15/2025		500	517

Virgin Media Finance PLC
5.000% due 07/15/2030		500	473

Virtusa Corp.
7.125% due 12/15/2028		1,000	932

Vmed O2 U.K. Financing PLC
3.250% due 01/31/2031	EUR	3,000	3,066

Williams Scotsman International, Inc.
4.625% due 08/15/2028		$3,275	3,197

WMG Acquisition Corp.
3.000% due 02/15/2031		1,650	1,479

Wynn Las Vegas LLC
5.250% due 05/15/2027		700	679
5.500% due 03/01/2025		100	100

Wynn Macau Ltd.
5.125% due 12/15/2029		200	170
5.500% due 01/15/2026		900	820
5.500% due 10/01/2027		1,600	1,387
5.625% due 08/26/2028		1,900	1,654

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Wynn Resorts Finance LLC
5.125% due 10/01/2029		$650	$613

Yum! Brands, Inc.
4.625% due 01/31/2032		2,500	2,422
6.875% due 11/15/2037		100	112
7.750% due 04/01/2025		5,650	5,869

Zenith Finco PLC
6.500% due 06/30/2027	GBP	100	120

ZipRecruiter, Inc.
5.000% due 01/15/2030		$700	684

ZoomInfo Technologies LLC
3.875% due 02/01/2029		400	366

			258,984

UTILITIES 2.8%

Calpine Corp.
3.750% due 03/01/2031		1,000	897
5.000% due 02/01/2031		2,600	2,370

Clearway Energy Operating LLC
3.750% due 02/15/2031		500	469

Genesis Energy LP
5.625% due 06/15/2024		200	199
8.000% due 01/15/2027		2,400	2,471

Leeward Renewable Energy Operations LLC
4.250% due 07/01/2029		200	188

Lumen Technologies, Inc.
4.500% due 01/15/2029		500	431

NRG Energy, Inc.
3.875% due 02/15/2032		1,800	1,587

NSG Holdings LLC
7.750% due 12/15/2025		951	975

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		1,019	573

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		32	31

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		843	191

Targa Resources Partners LP
5.500% due 03/01/2030		300	312

Terraform Global Operating LLC
6.125% due 03/01/2026		1,500	1,501

TerraForm Power Operating LLC
5.000% due 01/31/2028		2,000	1,996

			14,191

Total Corporate Bonds & Notes (Cost $380,453)			351,992

CONVERTIBLE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Corestate Capital Holding SA
1.375% due 11/28/2022	EUR	200	191

Total Convertible Bonds & Notes (Cost $219)			191

MUNICIPAL BONDS & NOTES 0.1%

FLORIDA 0.1%

Sunrise, Florida Special Assessment Notes, Series 2015
4.800% due 05/01/2025		$370	369

Total Municipal Bonds & Notes (Cost $370)			369

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%

Adjustable Rate Mortgage Trust
3.052% due 10/25/2035 ~		59	47

American Home Mortgage Assets Trust
1.061% due 11/25/2046 ~		530	191
6.750% due 06/25/2037 ^þ		88	81

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Banc of America Funding Trust
3.043% due 03/20/2036 ^~	$55	$54

Bear Stearns ALT-A Trust
2.843% due 01/25/2035 ~	2	2

Citigroup Mortgage Loan Trust
2.480% due 11/25/2035 •	47	47

Constellation Oil Services Holding SA
1.000% due 12/01/2024	900	900

Countrywide Alternative Loan Trust
0.817% due 05/25/2047 ~	14	12
0.869% due 03/20/2046 ~	24	20
0.977% due 07/25/2046 ^•	285	197
1.141% due 12/25/2035 •	27	25
2.736% due 10/25/2035 ^~	21	19

Countrywide Home Loan Mortgage Pass-Through Trust
1.097% due 03/25/2035 •	78	76
6.000% due 05/25/2036 ^	44	28

Downey Savings & Loan Association Mortgage Loan Trust
0.949% due 02/19/2045 •	5	4

First Horizon Alternative Mortgage Securities Trust
2.443% due 09/25/2035 ^~	105	102
6.000% due 05/25/2036 ^	48	28

GMAC Mortgage Corp. Loan Trust
2.893% due 04/19/2036 ^~	108	91

GSR Mortgage Loan Trust
2.463% due 04/25/2035 ~	1	1
2.798% due 11/25/2035 ~	11	11

HarborView Mortgage Loan Trust
0.639% due 01/19/2038 •	14	14
0.642% due 03/19/2036 ^•	203	201

IndyMac INDX Mortgage Loan Trust
2.922% due 09/25/2035 ^~	33	30

JP Morgan Mortgage Trust
2.723% due 07/25/2035 ~	26	25
2.877% due 07/27/2037 ~	149	144
6.000% due 08/25/2037 ^	60	40

Residential Accredit Loans, Inc. Trust
0.787% due 03/25/2037 •	264	41
5.398% due 02/25/2036 ^~	136	115

Residential Asset Securitization Trust
6.000% due 05/25/2037 ^	52	39

Structured Asset Mortgage Investments Trust
0.897% due 05/25/2036 •	15	14

WaMu Mortgage Pass-Through Certificates Trust
0.911% due 05/25/2047 •	183	175
2.469% due 10/25/2036 ^~	67	65
3.178% due 07/25/2037 ^~	71	71

Total Non-Agency Mortgage-Backed Securities (Cost $2,830)		2,910

ASSET-BACKED SECURITIES 0.1%

Carrington Mortgage Loan Trust
0.607% due 08/25/2036 •	46	45

Credit-Based Asset Servicing & Securitization Trust
3.163% due 01/25/2037 ^þ	801	335

CSAB Mortgage-Backed Trust
6.672% due 06/25/2036 ^þ	289	101

Morgan Stanley ABS Capital, Inc. Trust
0.597% due 05/25/2037 •	61	56

Option One Mortgage Loan Trust Asset-Backed Certificates
1.432% due 08/25/2033 •	33	34

Residential Asset Securities Corp. Trust
0.757% due 08/25/2036 •	1	1

Total Asset-Backed Securities (Cost $657)		572

SOVEREIGN ISSUES 0.5%

Argentina Government International Bond
1.000% due 07/09/2029	102	35
2.500% due 07/09/2041 þ	7,113	2,525

Total Sovereign Issues (Cost $3,493)		2,560

70	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 10.7%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (d)	163,228	$565

iHeartMedia, Inc. ‘A’ (d)	39,083	740

iHeartMedia, Inc. ‘B’ «(d)	30,332	516

		1,821

CONSUMER DISCRETIONARY 0.3%

Caesars Entertainment, Inc. (d)	19,463	1,506

ENERGY 0.1%

California Resources Corp.	14,960	669

FINANCIALS 0.2%

Hipotecaria Su Casita SA de CV «(d)	78,886	0

Intelsat SA «(d)(f)	26,087	795

Mr Cooper Group, Inc. (d)	4,374	200

		995

HEALTH CARE 9.5%

Novasep Newco «(d)(f)	1,564,721	7,720

NVHL S.A. ‘A’ «(d)(f)	197,572	4,147

NVHL S.A. ‘B’ «(d)(f)	197,572	4,147

NVHL S.A. ‘C’ «(d)(f)	197,572	4,146

NVHL S.A. ‘D’ «(d)(f)	197,572	4,146

NVHL S.A. ‘E’ «(d)(f)	197,572	4,146

NVHL S.A. ‘F’ «(d)(f)	197,572	4,146

NVHL S.A. ‘G’ «(d)(f)	197,572	4,146

NVHL S.A. ‘H’ «(d)(f)	197,572	4,146

NVHL S.A. ‘I’ «(d)(f)	197,572	4,146

NVHL S.A. ‘J’ «(d)(f)	197,572	4,146

		49,182

INDUSTRIALS 0.2%

Neiman Marcus Group Ltd. LLC «(d)(f)	7,513	1,165

Voyager Aviation Holdings LLC «(d)	136	0

		1,165

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(d)	720,949	$72

Total Common Stocks (Cost $18,990)		55,410

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	5,464	26

Total Rights (Cost $0)		26

WARRANTS 0.1%

ENERGY 0.1%

California Resources Corp. - Exp. 10/27/2024	24,765	356

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «	3,454	0

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024	60,750	11

Total Warrants (Cost $845)		367

PREFERRED SECURITIES 0.3%

INDUSTRIALS 0.3%

Voyager Aviation Holdings LLC
9.500% «	814	246

Xfit Brands, Inc. «	1,000	1,420

Total Preferred Securities (Cost $3,923)		1,666

REAL ESTATE INVESTMENT TRUSTS 1.9%

REAL ESTATE 1.9%

VICI Properties, Inc.	354,535	10,090

Total Real Estate Investment Trusts (Cost $3,982)		10,090

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.4%

REPURCHASE AGREEMENTS (g) 2.4%
		$12,389

SHORT-TERM NOTES 0.0%

Future Diamond Ltd.
4.250% due 09/22/2022	$ 200	178

Total Short-Term Instruments (Cost $12,579)		12,567

Total Investments in Securities (Cost $467,762)		477,594

	SHARES

INVESTMENTS IN AFFILIATES 7.8%

SHORT-TERM INSTRUMENTS 7.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.8%

PIMCO Short-Term Floating NAV Portfolio III	4,181,152	40,599

Total Short-Term Instruments (Cost $40,644)		40,599

Total Investments in Affiliates (Cost $40,644)		40,599

Total Investments 99.9% (Cost $508,406)		$518,193

Financial Derivative Instruments (i)(j) 0.3% (Cost or Premiums, net $7,251)		1,633

Other Assets and Liabilities, net (0.2)%		(1,070)

Net Assets 100.0%		$518,756

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	71

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

(f)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Intelsat SA	09/05/2018	$2,449	$795	0.15%
NVHL S.A. ‘A’	03/09/2012 - 05/01/2013	614	4,147	0.80
NVHL S.A. ‘B’	03/09/2012 - 05/01/2013	614	4,147	0.80
NVHL S.A. ‘C’	03/09/2012 - 05/01/2013	613	4,146	0.80
NVHL S.A. ‘D’	03/09/2012 - 05/01/2013	613	4,146	0.80
NVHL S.A. ‘E’	03/09/2012 - 05/01/2013	613	4,146	0.80
NVHL S.A. ‘F’	03/09/2012 - 05/01/2013	613	4,146	0.80
NVHL S.A. ‘G’	03/09/2012 - 05/01/2013	613	4,146	0.80
NVHL S.A. ‘H’	03/09/2012 - 05/01/2013	613	4,146	0.80
NVHL S.A. ‘I’	03/09/2012 - 05/01/2013	613	4,146	0.80
NVHL S.A. ‘J’	03/09/2012 - 05/01/2013	613	4,146	0.80
Neiman Marcus Group Ltd. LLC	09/25/2020	242	1,165	0.22
Novasep Newco	07/13/2021	91	7,720	1.48

		$8,914	$51,142	9.85%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	(3.250)%	10/27/2021	TBD	(2)	$5,256	Macy’s Retail Holdings, Inc. 3.630% due 06/01/2024	$(5,107)	$5,256	$5,182
BRC	(2.500)	03/18/2022	04/01/2022		274	American Airlines Pass-Through Trust 4.950% due 08/15/2026	(271)	274	274
	(2.500)	04/01/2022	04/18/2022		271	American Airlines Pass-Through Trust 4.950% due 08/15/2026	(271)	271	271
FICC	0.010	03/31/2022	04/01/2022		4,125	U.S. Treasury Bills 0.000% due 08/04/2022	(4,208)	4,125	4,125
SBI	(3.750)	03/18/2022	TBD	(2)	2,463	Egypt Government International Bond 4.950% due 08/15/2026	(2,432)	2,463	2,460

Total Repurchase Agreements							$(12,289)	$12,389	$12,312

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
FOB	(3.000)%	10/07/2021	TBD	(4)	$(376)	$(371)

Total Reverse Repurchase Agreements						$(371)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Corporate Bonds & Notes (1.5)%
Industrials (1.5)%
American Airlines Pass-Through Trust	4.950%	08/15/2026	$2,804	$(2,937)	$(2,710)
Macy’s Retail Holdings LLC	3.625	06/01/2024	5,000	(4,835)	(5,178)

Total Short Sales (1.5)%				$(7,772)	$(7,888)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$5,182	$0	$0	$0	$5,182	$(5,107)	$75
BRC	545	0	0	0	545	(542)	3
FICC	4,125	0	0	0	4,125	(4,208)	(83)
FOB	0	(371)	0	0	(371)	435	64
SBI	2,460	0	0	0	2,460	(2,432)	28

72	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)

Master Securities Forward Transaction Agreement
BCY	$0	$0	$0	$(2,710)	$(2,710)	$0	$(2,710)
GSC	0	0	0	(5,178)	(5,178)	0	(5,178)

Total Borrowings and Other Financing Transactions	$12,312	$(371)	$0	$(7,888)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(371)	$(371)

Total Borrowings	$0	$0	$0	$(371)	$(371)

Payable for reverse repurchase agreements					$(371)

(h)	Securities with an aggregate market value of $435 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(5,234) at a weighted average interest rate of (1.543%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2022	331	$40,672	$(1,166)	$83	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	76	$(13,339)	$427	$17	$(126)
Euro-Buxl 30-Year Bond June Futures	06/2022	9	(1,854)	78	2	(29)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	24	(4,251)	170	0	(25)

				$675	$19	$(180)

Total Futures Contracts				$(491)	$102	$(180)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Anadarko Petroleum Corp.	(1.000)%	Quarterly	12/20/2023	0.741%	$	10,000	$722	$(769)	$(47)	$1	$0
Anheuser-Busch InBev	(1.000)	Quarterly	06/20/2025	0.426	EUR	8,800	(258)	75	(183)	0	(1)
ArcelorMittal	(5.000)	Quarterly	06/20/2025	0.987		2,000	(393)	107	(286)	0	(1)
Arconic, Inc.	(1.000)	Quarterly	06/20/2025	0.936	$	5,000	128	(139)	(11)	0	(1)
Freeport-McMoRan, Inc.	(1.000)	Quarterly	12/20/2023	0.394		4,000	(40)	(3)	(43)	2	0
Johnson & Johnson Co.	(1.000)	Quarterly	06/20/2024	0.112		20,000	(606)	210	(396)	0	0
Macy’s Retail Holdings, Inc.	(1.000)	Quarterly	06/20/2023	0.949		4,000	212	(216)	(4)	3	0
Viacom, Inc.	(1.000)	Quarterly	06/20/2027	1.169		10,000	(71)	149	78	2	0

							$(306)	$(586)	$(892)	$8	$(3)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	73

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-37 5-Year Index	(5.000)%	Quarterly	12/20/2026	$	17,400	$(1,350)	$226	$(1,124)	$7	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	Semi-Annual	12/16/2022	$	151,800	$6,237	$(4,600)	$1,637	$2	$0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/16/2025		19,500	2,025	(1,962)	63	0	(2)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		61,300	645	(7,282)	(6,637)	168	0

							$8,907	$(13,844)	$(4,937)	$170	$(2)

Total Swap Agreements							$7,251	$(14,204)	$(6,953)	$185	$(5)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$102	$185	$287	$0	$(180)	$(5)	$(185)

Cash of $6,775 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022		$3,122	EUR	2,807	$0	$(17)

BPS	04/2022	GBP	2,168		$2,907	59	0
	04/2022		$1,117	EUR	1,015	6	0

HUS	04/2022	EUR	3,282		$3,611	1	(21)
	04/2022		$693	EUR	628	2	0

MYI	04/2022		92,575		83,135	0	(607)
	05/2022	EUR	83,135		$92,655	609	0

SCX	04/2022		81,496		91,654	1,499	0

Total Forward Foreign Currency Contracts						$2,176	$(645)

74	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(17)	$0	$0	$(17)	$(17)	$0	$(17)
BPS	65	0	0	65	0	0	0	0	65	0	65
HUS	3	0	0	3	(21)	0	0	(21)	(18)	0	(18)
MYI	609	0	0	609	(607)	0	0	(607)	2	0	2
SCX	1,499	0	0	1,499	0	0	0	0	1,499	(700)	799

Total Over the Counter	$2,176	$0	$0	$2,176	$(645)	$0	$0	$(645)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$102	$102
Swap Agreements	0	15	0	0	170	185

	$0	$15	$0	$0	$272	$287

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,176	$0	$2,176

	$0	$15	$0	$2,176	$272	$2,463

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$180	$180
Swap Agreements	0	3	0	0	2	5

	$0	$3	$0	$0	$182	$185

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$645	$0	$645

	$0	$3	$0	$645	$182	$830

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,021	$4,021
Swap Agreements	0	(695)	0	0	4,165	3,470

	$0	$(695)	$0	$0	$8,186	$7,491

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,906	$0	$3,906
Swap Agreements	0	0	0	0	(1)	(1)

	$0	$0	$0	$3,906	$(1)	$3,905

	$0	$(695)	$0	$3,906	$8,185	$11,396

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	75

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,643)	$(1,643)
Swap Agreements	0	153	0	0	(8,614)	(8,461)

	$0	$153	$0	$0	$(10,257)	$(10,104)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$863	$0	$863

	$0	$153	$0	$863	$(10,257)	$(9,241)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$36,816	$2,058	$38,874
Corporate Bonds & Notes
Banking & Finance	0	78,817	0	78,817
Industrials	0	258,984	0	258,984
Utilities	0	14,191	0	14,191
Convertible Bonds & Notes
Banking & Finance	0	191	0	191
Municipal Bonds & Notes Florida	0	369	0	369
Non-Agency Mortgage-Backed Securities	0	2,910	0	2,910
Asset-Backed Securities	0	572	0	572
Sovereign Issues	0	2,560	0	2,560
Common Stocks
Communication Services	1,305	0	516	1,821
Consumer Discretionary	1,506	0	0	1,506
Energy	669	0	0	669
Financials	200	0	795	995
Health Care	0	0	49,182	49,182
Industrials	0	0	1,165	1,165
Real Estate	0	0	72	72
Rights
Financials	0	0	26	26
Warrants
Energy	356	0	0	356
Utilities	11	0	0	11
Preferred Securities
Industrials	0	0	1,666	1,666
Real Estate Investment Trusts
Real Estate	10,090	0	0	10,090
Short-Term Instruments
Repurchase Agreements	0	12,389	0	12,389
Short-Term Notes	0	178	0	178

	$14,137	$407,977	$55,480	$477,594

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$40,599	$0	$0	$40,599

Total Investments	$54,736	$407,977	$55,480	$518,193

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(7,888)	$0	$(7,888)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19	268	0	287
Over the counter	0	2,176	0	2,176

	$19	$2,444	$0	$2,463

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(155)	(30)	0	(185)
Over the counter	0	(645)	0	(645)

	$(155)	$(675)	$0	$(830)

Total Financial Derivative Instruments	$(136)	$1,769	$0	$1,633

Totals	$54,600	$401,858	$55,480	$511,938

76	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,592	$2,085	$(180)	$15	$6	$(46)	$0	$(1,414)	$2,058	$(18)
Corporate Bonds & Notes
Banking & Finance	6,076	0	(6,550)	0	1,550	(1,076)	0	0	0	0
Common Stocks
Communication Services	496	0	0	0	0	20	0	0	516	20
Financials	0	2,449	0	0	0	(1,654)	0	0	795	(1,654)
Health Care	0	128	(3,029)	0	2,992	49,091	0	0	49,182	49,091
Industrials	757	0	0	0	0	408	0	0	1,165	408
Real Estate	0	1,267	0	0	0	(1,195)	0	0	72	(1,195)
Rights
Financials	0	0	0	0	0	26	0	0	26	26
Warrants
Financials	0	454	0	0	0	(454)	0	0	0	0
Preferred Securities
Industrials	1,281	266	0	0	0	119	0	0	1,666	119

Totals	$10,202	$6,649	$(9,759)	$15	$4,548	$45,239	$0	$(1,414)	$55,480	$46,797

Investments in Affiliates, at Value
Common Stocks
Financials	3,201	0	(3,401)	0	0	200	0	0	0	0

Totals	$13,403	$6,649	$(13,160)	$15	$4,548	$45,439	$0	$(1,414)	$55,480	$46,797

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$2,058	Third Party Vendor	Broker Quote		98.500	—
Common Stocks
Communication Services	516	Reference Instrument	Liquidity Discount		10.000	—
Financials	795	Indicative Market Quotation	Broker Quote		30.500	—
Health Care	49,182	Comparable Companies	EBITDA Multiple	X	27.428	—
Industrials	1,165	Discounted Cash Flow	Discount Rate		11.500	—
Real Estate	72	Other Valuation Techniques(2)	—		—	—
Rights
Financials	26	Other Valuation Techniques(2)	—		—	—
Preferred Securities
Industrials	246	Comparable Companies/Discounted Cash Flow	Book Value Multiple/Discount Rate	X/%	0.262/20.183	—
	1,420	Discounted Cash Flow	Discount Rate		22.222	—

Total	$55,480

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	77

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Avolon TLB Borrower 1 (U.S.) LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~	$1,588	$1,576

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~	5,122	5,002

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~	7,665	7,335

CenturyLink, Inc.
2.707% (LIBOR03M + 2.250%) due 03/15/2027 ~	1,228	1,198

Level 3 Financing, Inc.
2.207% (LIBOR03M + 1.750%) due 03/01/2027 ~	1,100	1,081

Marriott Ownership Resorts, Inc.
2.207% (LIBOR03M + 1.750%) due 08/29/2025 ~	697	681

Total Loan Participations and Assignments (Cost $17,251)		16,873

CORPORATE BONDS & NOTES 84.0%

BANKING & FINANCE 44.4%

ABN AMRO Bank NV
2.470% due 12/13/2029 •	1,300	1,189

AerCap Ireland Capital DAC
1.650% due 10/29/2024	6,400	6,050
1.750% due 10/29/2024	17,700	16,694
3.650% due 07/21/2027	300	291
4.450% due 04/03/2026	10,275	10,392
4.875% due 01/16/2024	2,500	2,535

Agree LP
2.900% due 10/01/2030	3,400	3,179

AIA Group Ltd.
3.200% due 03/11/2025	1,000	1,007
3.900% due 04/06/2028	540	551

Air Lease Corp.
3.000% due 09/15/2023	3,300	3,288

Aircastle Ltd.
2.850% due 01/26/2028	8,600	7,741

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032	1,500	1,313
3.375% due 08/15/2031	1,600	1,577
3.450% due 04/30/2025	300	302
3.950% due 01/15/2028	300	307
4.900% due 12/15/2030	6,420	7,107

Ally Financial, Inc.
8.000% due 11/01/2031	6,250	7,854

American Assets Trust LP
3.375% due 02/01/2031	6,900	6,501

American Campus Communities Operating Partnership LP
2.850% due 02/01/2030	1,500	1,408
3.875% due 01/30/2031	500	504

American Financial Group, Inc.
3.500% due 08/15/2026	2,200	2,223

American Homes 4 Rent LP
4.250% due 02/15/2028	2,000	2,034
4.900% due 02/15/2029	400	426

American Tower Corp.
1.300% due 09/15/2025	2,100	1,959
2.700% due 04/15/2031	19,100	17,305
2.750% due 01/15/2027	13,800	13,235
2.900% due 01/15/2030	700	650
2.950% due 01/15/2025	9,900	9,797
3.800% due 08/15/2029	7,900	7,873
3.950% due 03/15/2029	3,052	3,060

Antares Holdings LP
2.750% due 01/15/2027	6,000	5,283
3.950% due 07/15/2026	5,400	5,042

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arch Capital Group Ltd.
3.635% due 06/30/2050	$1,235	$1,135

Ares Capital Corp.
2.875% due 06/15/2027	5,000	4,557

Ares Finance Co. LLC
4.125% due 06/30/2051 •	100	95

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031	3,950	3,736

Aviation Capital Group LLC
3.500% due 11/01/2027	3,100	2,939
4.125% due 08/01/2025	943	937
4.375% due 01/30/2024	5,527	5,523
4.875% due 10/01/2025	1,500	1,524

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	21,078	18,657
3.950% due 07/01/2024	4,500	4,489
4.250% due 04/15/2026	1,573	1,553
5.250% due 05/15/2024	1,786	1,825

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023	14,500	14,095

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027	1,700	1,729

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022	2,400	2,419

Banco Santander SA
2.746% due 05/28/2025	9,200	8,975
4.379% due 04/12/2028	3,800	3,838

Bancolombia SA
3.000% due 01/29/2025	1,200	1,169

Bangkok Bank PCL
3.466% due 09/23/2036 •(f)	200	181

Bank of America Corp.
1.219% (US0003M + 0.960%) due 07/23/2024 ~	3,600	3,618
1.259% (US0003M + 1.000%) due 04/24/2023 ~	1,000	1,000
1.319% due 06/19/2026 •	25,000	23,457
1.486% due 05/19/2024 •	1,950	1,923
1.898% due 07/23/2031 •	1,200	1,050
2.299% due 07/21/2032 •	1,200	1,070
2.572% due 10/20/2032 •	200	182
2.676% due 06/19/2041 •	1,000	847
3.093% due 10/01/2025 •	700	698
3.550% due 03/05/2024 •	9,500	9,559
3.593% due 07/21/2028 •	5,000	5,015
3.824% due 01/20/2028 •	10,000	10,127
3.864% due 07/23/2024 •	300	303
4.083% due 03/20/2051 •	500	520
4.375% due 01/27/2027 •(e)	6,700	6,313

Bank of Nova Scotia
0.534% (SOFRRATE + 0.380%) due 07/31/2024 ~	7,000	6,950

Banque Federative du Credit Mutuel SA
0.650% due 02/27/2024	2,000	1,915
3.750% due 07/20/2023	2,500	2,533

Barclays Bank PLC
7.625% due 11/21/2022 (f)	2,000	2,051

Barclays PLC
1.007% due 12/10/2024 •	1,500	1,441
1.839% (US0003M + 1.380%) due 05/16/2024 ~	26,243	26,375
2.645% due 06/24/2031 •	16,100	14,632
3.650% due 03/16/2025	8,300	8,339
3.932% due 05/07/2025 •	4,500	4,539
4.337% due 01/10/2028	6,200	6,309
4.338% due 05/16/2024 •	700	711
4.375% due 09/11/2024	1,300	1,318
4.375% due 01/12/2026	5,500	5,620
4.972% due 05/16/2029 •	4,985	5,222
5.088% due 06/20/2030 •	2,800	2,909
5.200% due 05/12/2026	1,300	1,354

BBVA Bancomer SA
4.375% due 04/10/2024	3,750	3,827
5.125% due 01/18/2033 •(f)	5,400	5,106
6.750% due 09/30/2022	10,938	11,130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BGC Partners, Inc.
4.375% due 12/15/2025	$6,200	$6,251
5.375% due 07/24/2023	10,600	10,848

Blackstone Holdings Finance Co. LLC
1.600% due 03/30/2031	800	678
1.625% due 08/05/2028	7,200	6,442
2.500% due 01/10/2030	1,200	1,118

Blackstone Private Credit Fund
2.350% due 11/22/2024	4,100	3,913
4.700% due 03/24/2025	3,400	3,451

Blackstone Secured Lending Fund
2.750% due 09/16/2026	400	372

Blue Owl Finance LLC
3.125% due 06/10/2031	100	85
4.125% due 10/07/2051	2,300	1,830

BNP Paribas SA
2.159% due 09/15/2029 •	2,500	2,228
2.219% due 06/09/2026 •	18,600	17,702
2.591% due 01/20/2028 •	5,000	4,710
2.819% due 11/19/2025 •	1,200	1,172
3.052% due 01/13/2031 •	900	843
3.800% due 01/10/2024	4,659	4,704
4.625% due 02/25/2031 •(e)(f)	5,800	5,191
4.705% due 01/10/2025 •	24,800	25,333
5.198% due 01/10/2030 •	7,300	7,795
6.625% due 03/25/2024 •(e)(f)	5,250	5,443
7.375% due 08/19/2025 •(e)(f)	500	539

BOC Aviation Ltd.
3.500% due 10/10/2024	12,400	12,401
4.000% due 01/25/2024	700	706

Boston Properties LP
2.900% due 03/15/2030	2,300	2,180
3.250% due 01/30/2031	2,750	2,664

BPCE SA
1.000% due 01/20/2026	2,000	1,836
4.500% due 03/15/2025	5,700	5,769

Brandywine Operating Partnership LP
3.950% due 02/15/2023	4,160	4,188

Brookfield Finance, Inc.
3.900% due 01/25/2028	10,300	10,358

Canadian Imperial Bank of Commerce
0.656% (SOFRRATE + 0.400%) due 12/14/2023 ~	13,000	12,925

Cantor Fitzgerald LP
6.500% due 06/17/2022	1,200	1,211

Carlyle Finance LLC
5.650% due 09/15/2048	150	174

CI Financial Corp.
3.200% due 12/17/2030	2,100	1,917
4.100% due 06/15/2051	1,500	1,328

Citibank NA
3.650% due 01/23/2024	500	509

Citigroup, Inc.
1.209% (US0003M + 0.950%) due 07/24/2023 ~	10,000	10,017
1.569% (US0003M + 1.100%) due 05/17/2024 ~	1,000	1,006
1.953% (US0003M + 1.430%) due 09/01/2023 ~	2,900	2,911
2.520% due 11/03/2032 •	100	90
2.572% due 06/03/2031 •(g)	10,500	9,638
3.106% due 04/08/2026 •	1,700	1,687
3.200% due 10/21/2026	4,437	4,407
3.668% due 07/24/2028 •	9	9
4.044% due 06/01/2024 •	8,300	8,409

Citizens Bank NA
2.250% due 04/28/2025	1,000	970
3.750% due 02/18/2026	1,650	1,686

CK Hutchison International Ltd.
3.250% due 04/11/2024	600	604

Corporate Office Properties LP
2.250% due 03/15/2026	5,400	5,153
2.750% due 04/15/2031	1,400	1,259

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026	2,800	1,989
3.125% due 10/22/2025	900	668

78	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Agricole SA
1.247% due 01/26/2027 •	$4,750	$4,327
4.125% due 01/10/2027	9,800	9,907

Credit Suisse AG
0.556% (SOFRINDX + 0.380%) due 08/09/2023 ~	5,000	4,983
3.625% due 09/09/2024	2,600	2,631
6.500% due 08/08/2023 (f)	30,838	31,695

Credit Suisse Group AG
2.043% (US0003M + 1.240%) due 06/12/2024 ~	1,000	1,006
2.593% due 09/11/2025 •	13,300	12,858
2.997% due 12/14/2023 •	1,300	1,300
3.091% due 05/14/2032 •	14,500	13,101
3.750% due 03/26/2025	13,650	13,609
3.800% due 06/09/2023	4,800	4,845
3.869% due 01/12/2029 •	2,200	2,150
4.207% due 06/12/2024 •	1,600	1,615
4.550% due 04/17/2026	600	611

Crown Castle International Corp.
1.350% due 07/15/2025	7,400	6,907
2.100% due 04/01/2031	200	173
3.150% due 07/15/2023	3,000	3,022
3.300% due 07/01/2030	3,379	3,236
4.150% due 07/01/2050	7,085	6,935

CubeSmart LP
3.000% due 02/15/2030	2,100	2,014
4.000% due 11/15/2025	2,933	2,981
4.375% due 02/15/2029	7,650	8,015

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026	7,900	7,717

Danske Bank AS
1.171% due 12/08/2023 •	6,500	6,419

Deutsche Bank AG
2.222% due 09/18/2024 •	55,100	53,923
3.547% due 09/18/2031 •	2,100	1,984
3.961% due 11/26/2025 •	2,000	2,000

Digital Realty Trust LP
4.450% due 07/15/2028	30	31

Discover Bank
4.200% due 08/08/2023	5,000	5,086

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032	5,200	4,965

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	144	143

EPR Properties
3.600% due 11/15/2031	200	182
3.750% due 08/15/2029	2,000	1,875
4.500% due 04/01/2025	3,500	3,538
4.500% due 06/01/2027	300	296
4.750% due 12/15/2026	8,200	8,215
4.950% due 04/15/2028	700	701

Equinix, Inc.
2.150% due 07/15/2030	3,000	2,629
2.625% due 11/18/2024	6,180	6,097
3.200% due 11/18/2029	4,775	4,576

Equitable Financial Life Global Funding
1.800% due 03/08/2028	7,000	6,309

ERP Operating LP
3.375% due 06/01/2025	1,700	1,705
3.500% due 03/01/2028	1,774	1,783

Essex Portfolio LP
3.000% due 01/15/2030	3,800	3,643
3.375% due 04/15/2026	820	822
3.500% due 04/01/2025	800	807
3.875% due 05/01/2024	3,500	3,542

Everest Reinsurance Holdings, Inc.
3.125% due 10/15/2052	1,910	1,586

Extra Space Storage LP
2.350% due 03/15/2032	1,600	1,407

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030	4,300	4,427

Federal Realty Investment Trust
3.500% due 06/01/2030	1,693	1,665

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fidelity National Financial, Inc.
2.450% due 03/15/2031	$900	$798
3.400% due 06/15/2030	5,700	5,498

First American Financial Corp.
2.400% due 08/15/2031	3,750	3,289
4.300% due 02/01/2023	2,975	3,017

First Republic Bank
2.500% due 06/06/2022	2,500	2,503

FMR LLC
4.950% due 02/01/2033	1,600	1,764
5.150% due 02/01/2043	300	340

Ford Motor Credit Co. LLC
1.383% (US0003M + 1.080%) due 08/03/2022 ~	500	498
1.741% (US0003M + 1.235%) due 02/15/2023 ~	5,100	5,062
3.550% due 10/07/2022	10,100	10,118
5.584% due 03/18/2024	13,300	13,694

FS KKR Capital Corp.
1.650% due 10/12/2024	7,100	6,698
2.625% due 01/15/2027	100	92

GA Global Funding Trust
1.625% due 01/15/2026	1,500	1,397

General Motors Financial Co., Inc.
1.199% (US0003M + 0.990%) due 01/05/2023 ~	500	499
4.250% due 05/15/2023	10	10

Global Atlantic Fin Co.
4.400% due 10/15/2029	200	200

GLP Capital LP
3.350% due 09/01/2024	3,200	3,184
4.000% due 01/15/2030	2,700	2,626
4.000% due 01/15/2031	6,200	6,023
5.300% due 01/15/2029	500	526
5.375% due 11/01/2023	2,600	2,673
5.375% due 04/15/2026	100	105
5.750% due 06/01/2028	1,200	1,293

Goldman Sachs Group, Inc.
1.259% (US0003M + 1.000%) due 07/24/2023 ~	4,218	4,222
1.633% (US0003M + 1.050%) due 06/05/2023 ~	11,200	11,203
1.676% (US0003M + 1.170%) due 05/15/2026 ~	5,000	5,029
2.908% due 06/05/2023 •	7,449	7,457
3.000% due 03/15/2024	9,500	9,493
3.615% due 03/15/2028 •	5,200	5,199
3.691% due 06/05/2028 •	5,000	5,012
3.800% due 03/15/2030	100	101
3.850% due 01/26/2027	700	707
4.223% due 05/01/2029 •	6,800	6,969

Golub Capital BDC, Inc.
2.050% due 02/15/2027	3,400	3,016

Goodman HK Finance
4.375% due 06/19/2024	900	919

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	2,125	2,199

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	6,500	6,498

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	1,900	1,929

Guardian Life Global Funding
1.625% due 09/16/2028	100	88
2.900% due 05/06/2024	3,100	3,103

Hanover Insurance Group, Inc.
2.500% due 09/01/2030	1,500	1,366

Healthcare Realty Trust, Inc.
3.875% due 05/01/2025	600	605

Healthcare Trust of America Holdings LP
2.000% due 03/15/2031	3,700	3,207

Healthpeak Properties, Inc.
3.000% due 01/15/2030	1,500	1,443

Highwoods Realty LP
2.600% due 02/01/2031	1,000	909
3.050% due 02/15/2030	3,500	3,331

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Host Hotels & Resorts LP
3.375% due 12/15/2029	$3,700	$3,530
3.500% due 09/15/2030	1,700	1,623
4.000% due 06/15/2025	400	404

HSBC Holdings PLC
2.013% due 09/22/2028 •	1,200	1,089
2.099% due 06/04/2026 •	4,700	4,473
2.183% (US0003M + 1.380%) due 09/12/2026 ~	800	810
2.633% due 11/07/2025 •	5,600	5,466
2.848% due 06/04/2031 •	500	463
3.803% due 03/11/2025 •	1,000	1,005
4.000% due 03/09/2026 •(e)(f)	6,800	6,463
4.600% due 12/17/2030 •(e)(f)	4,100	3,670
4.700% due 03/09/2031 •(e)(f)	5,900	5,303
6.500% due 03/23/2028 •(e)(f)	6,300	6,426
6.500% due 09/15/2037	1,200	1,465

Hudson Pacific Properties LP
3.250% due 01/15/2030	1,100	1,053
3.950% due 11/01/2027	7,700	7,746
4.650% due 04/01/2029	3,600	3,779

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030	2,400	2,251

ING Groep NV
1.962% (US0003M + 1.000%) due 10/02/2023 ~	3,600	3,623
3.875% due 05/16/2027 •(e)(f)	200	175
4.250% due 05/16/2031 •(e)(f)	5,800	4,952

Intercontinental Exchange, Inc.
0.700% due 06/15/2023	7,900	7,739
2.100% due 06/15/2030	10,000	9,150
3.750% due 12/01/2025	2,200	2,262

Intesa Sanpaolo SpA
3.250% due 09/23/2024	3,200	3,171
5.017% due 06/26/2024	2,200	2,219

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031	4,421	3,783
2.300% due 11/15/2028	1,800	1,632

Jackson National Life Global Funding
3.050% due 04/29/2026	700	694

Jefferies Group LLC
6.500% due 01/20/2043	400	481

JPMorgan Chase & Co.
1.020% (SOFRRATE + 0.885%) due 04/22/2027 ~	1,000	982
1.149% (US0003M + 0.890%) due 07/23/2024 ~	6,390	6,427
1.489% (US0003M + 1.230%) due 10/24/2023 ~	3,100	3,116
1.514% due 06/01/2024 •	10,000	9,868
1.764% due 11/19/2031 •	700	604
2.301% due 10/15/2025 •	5,100	4,998
2.545% due 11/08/2032 •	300	275
2.580% due 04/22/2032 •	6,700	6,148
3.797% due 07/23/2024 •	5,150	5,210
5.500% due 10/15/2040	600	723
8.750% due 09/01/2030	75	101

Kilroy Realty LP
3.050% due 02/15/2030	7,533	7,058
3.450% due 12/15/2024	3,000	3,002
4.375% due 10/01/2025	4,300	4,420

LeasePlan Corp. NV
2.875% due 10/24/2024	3,400	3,324

Legg Mason, Inc.
5.625% due 01/15/2044	1,000	1,205

Life Storage LP
3.875% due 12/15/2027	2,700	2,736
4.000% due 06/15/2029	1,475	1,498

Lloyds Bank PLC
0.000% due 04/02/2032 þ	2,400	1,645

Lloyds Banking Group PLC
0.695% due 05/11/2024 •	1,800	1,754
2.438% due 02/05/2026 •	7,300	7,046
3.750% due 01/11/2027	12,600	12,581
4.450% due 05/08/2025	15,900	16,307
4.550% due 08/16/2028	1,600	1,653

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	79

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.582% due 12/10/2025	$13,200	$13,484
7.500% due 09/27/2025 •(e)(f)	2,600	2,764

Loews Corp.
3.200% due 05/15/2030	4,300	4,210

LXP Industrial Trust
2.700% due 09/15/2030	2,400	2,219

Macquarie Group Ltd.
3.189% due 11/28/2023 •	8,000	8,015

MassMutual Global Funding II
0.480% due 08/28/2023	800	779
2.750% due 06/22/2024	700	699

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •	600	633

Metropolitan Life Global Funding I
0.571% (SOFRRATE + 0.300%) due 09/27/2024 ~	1,000	990

Mid-America Apartments LP
1.100% due 09/15/2026	4,600	4,196
3.750% due 06/15/2024	1,500	1,521
3.950% due 03/15/2029	2,747	2,832
4.200% due 06/15/2028	3,500	3,621

Mitsubishi HC Capital, Inc.
2.652% due 09/19/2022	900	903
3.559% due 02/28/2024	800	808

Mitsubishi UFJ Financial Group, Inc.
0.953% due 07/19/2025 •	4,800	4,554
1.412% due 07/17/2025	12,000	11,255
1.640% due 10/13/2027 •	3,100	2,855
2.494% due 10/13/2032 •	3,100	2,794
3.195% due 07/18/2029	3,600	3,498
3.407% due 03/07/2024	1,200	1,213

Mizuho Financial Group Cayman Ltd.
4.600% due 03/27/2024 (f)	5,850	5,980

Mizuho Financial Group, Inc.
1.128% (US0003M + 0.630%) due 05/25/2024 ~	12,600	12,602
1.220% (US0003M + 0.610%) due 09/08/2024 ~	5,000	4,998
1.226% (US0003M + 0.990%) due 07/10/2024 ~	800	804
1.241% due 07/10/2024 •	16,600	16,252
1.653% (US0003M + 0.850%) due 09/13/2023 ~	12,700	12,725
2.201% due 07/10/2031 •	5,800	5,159
2.555% due 09/13/2025 •	2,500	2,451
2.721% due 07/16/2023 •	20,000	20,021
2.869% due 09/13/2030 •	800	756

Morgan Stanley
1.559% (US0003M + 1.220%) due 05/08/2024 ~	5,300	5,337
1.928% due 04/28/2032 •	600	519
2.511% due 10/20/2032 •	100	90
4.000% due 07/23/2025	1,400	1,434
5.597% due 03/24/2051 •	100	129

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027	2,000	1,904

Morgan Stanley Domestic Holdings, Inc.
4.500% due 06/20/2028	1,700	1,766

MPT Operating Partnership LP
3.500% due 03/15/2031	100	93
4.625% due 08/01/2029	2,600	2,579

Nasdaq, Inc.
2.500% due 12/21/2040	300	242
3.950% due 03/07/2052	1,000	973

National Health Investors, Inc.
3.000% due 02/01/2031	2,600	2,266

Nationwide Building Society
3.766% due 03/08/2024 •	2,465	2,480
3.960% due 07/18/2030 •	8,500	8,488
4.302% due 03/08/2029 •	12,200	12,296
4.363% due 08/01/2024 •	9,400	9,548

Nationwide Financial Services, Inc.
3.900% due 11/30/2049	1,900	1,890

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039	100	153

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~	$8,200	$8,276

NatWest Group PLC
3.875% due 09/12/2023	14,685	14,841
4.269% due 03/22/2025 •	16,389	16,587

Natwest Group PLC
4.800% due 04/05/2026	500	517
4.892% due 05/18/2029 •	3,200	3,331
5.076% due 01/27/2030 •	28,000	29,862
6.000% due 12/29/2025 •(e)(f)	23,000	23,544

NatWest Markets PLC
1.031% (SOFRRATE + 0.760%) due 09/29/2026 ~	2,100	2,048

New York Life Insurance Co.
3.750% due 05/15/2050	2,200	2,142

Nippon Life Insurance Co.
2.750% due 01/21/2051 •	200	180

Nissan Motor Acceptance Co. LLC
1.050% due 03/08/2024	16,000	15,186
1.125% due 09/16/2024	4,100	3,838
1.850% due 09/16/2026	6,500	5,830
2.750% due 03/09/2028	200	181
3.875% due 09/21/2023	3,700	3,723

Nomura Holdings, Inc.
1.653% due 07/14/2026	10,300	9,488
1.851% due 07/16/2025	4,000	3,780
2.679% due 07/16/2030	5,000	4,552
3.103% due 01/16/2030	3,200	3,018

Nordea Bank Abp
1.448% (US0003M + 0.940%) due 08/30/2023 ~	1,100	1,106
3.750% due 03/01/2029 •(e)(f)	2,800	2,410

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023	1,956	1,987
4.500% due 01/15/2025	900	916
4.500% due 04/01/2027	2,650	2,707
5.250% due 01/15/2026	2,750	2,855

Owl Rock Capital Corp.
2.875% due 06/11/2028	2,600	2,273

Pacific Life Global Funding II
0.856% (SOFRRATE + 0.620%) due 06/04/2026 ~	1,700	1,692
1.600% due 09/21/2028	4,900	4,351

Pacific Life Insurance Co.
9.250% due 06/15/2039	900	1,398

Pacific LifeCorp
3.350% due 09/15/2050	1,000	919

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	790	796
5.500% due 02/15/2024	191	196

Physicians Realty LP
3.950% due 01/15/2028	1,800	1,818
4.300% due 03/15/2027	2,475	2,537

PNC Financial Services Group, Inc.
2.307% due 04/23/2032 •	6,000	5,514

Pricoa Global Funding
0.800% due 09/01/2025	2,000	1,852

Principal Financial Group, Inc.
2.125% due 06/15/2030	6,500	5,892

Principal Life Global Funding
1.250% due 06/23/2025	1,000	939

Prologis LP
2.125% due 04/15/2027	300	285
4.375% due 02/01/2029	4,700	5,011

Protective Life Corp.
3.400% due 01/15/2030	6,600	6,536

Protective Life Global Funding
1.170% due 07/15/2025	1,500	1,405
1.737% due 09/21/2030	4,800	4,180

Rayonier LP
2.750% due 05/17/2031	9,873	9,034

Realty Income Corp.
3.950% due 08/15/2027	12,700	13,063

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 11/01/2025	$1,755	$1,838
4.875% due 06/01/2026	3,100	3,273

Regency Centers LP
2.950% due 09/15/2029	1,800	1,717
3.700% due 06/15/2030	1,300	1,302

Reliance Standard Life Global Funding
2.500% due 10/30/2024	400	393

Rexford Industrial Realty LP
2.125% due 12/01/2030	200	175

Sabra Health Care LP
3.200% due 12/01/2031	150	134
3.900% due 10/15/2029	2,300	2,215

Santander Holdings USA, Inc.
3.244% due 10/05/2026	18,220	17,787
3.400% due 01/18/2023	6,600	6,642
3.450% due 06/02/2025	6,500	6,460
3.500% due 06/07/2024	4,080	4,094
4.400% due 07/13/2027	300	306
4.500% due 07/17/2025	1,100	1,125

Santander U.K. Group Holdings PLC
3.373% due 01/05/2024 •	800	803
3.823% due 11/03/2028 •	500	492
4.750% due 09/15/2025	2,600	2,644
4.796% due 11/15/2024 •	3,800	3,888

Santander U.K. PLC
2.875% due 06/18/2024	5,500	5,465
5.000% due 11/07/2023	2,473	2,534

SBA Tower Trust
1.631% due 05/15/2051	15,600	14,670

Sberbank of Russia Via SB Capital SA
5.125% due 10/29/2022	15,000	1,500
5.250% due 05/23/2023 (f)	1,100	110

Service Properties Trust
4.650% due 03/15/2024	600	578
4.750% due 10/01/2026	3,700	3,390

SL Green Operating Partnership LP
3.250% due 10/15/2022	10,010	10,032

SL Green Realty Corp.
4.500% due 12/01/2022	7,200	7,244

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024	4,955	4,935
4.125% due 07/15/2023	4,200	4,214

Societe Generale SA
1.178% (SOFRRATE + 1.050%) due 01/21/2026 ~	1,200	1,185
1.488% due 12/14/2026 •	11,300	10,229
1.792% due 06/09/2027 •	9,800	8,844

Spirit Realty LP
2.100% due 03/15/2028	5,100	4,627
3.200% due 02/15/2031	1,300	1,243
4.000% due 07/15/2029	1,700	1,721

Standard Chartered PLC
0.991% due 01/12/2025 •	6,500	6,214
1.319% due 10/14/2023 •	3,700	3,666
1.456% due 01/14/2027 •	4,900	4,462
2.678% due 06/29/2032 •	200	176
3.603% due 01/12/2033 •	3,500	3,244
4.750% due 01/14/2031 •(e)(f)	12,700	11,501
7.500% due 04/02/2022 •(e)(f)	600	600

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027	2,500	2,283

Stifel Financial Corp.
4.000% due 05/15/2030	1,600	1,620

STORE Capital Corp.
2.750% due 11/18/2030	1,000	907
4.625% due 03/15/2029	1,500	1,559

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025	24,300	22,890
1.902% due 09/17/2028	9,200	8,253
3.364% due 07/12/2027	950	946

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023	4,600	4,479

Sun Communities Operating LP
2.700% due 07/15/2031	100	90

80	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Synchrony Financial
3.700% due 08/04/2026	$100	$100
5.150% due 03/19/2029	6,900	7,240

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •	2,800	2,808

Temasek Financial Ltd.
2.375% due 01/23/2023	5,000	5,011

Texas Capital Bancshares, Inc.
4.000% due 05/06/2031 •	1,500	1,465

Truist Bank
1.500% due 03/10/2025	1,700	1,636

Trust Fibra Uno
4.869% due 01/15/2030	4,500	4,431

Trustage Financial Group, Inc.
4.625% due 04/15/2032	9,600	9,645

UBS AG
0.536% (SOFRRATE + 0.360%) due 02/09/2024 ~	11,800	11,722
5.125% due 05/15/2024 (f)	3,600	3,689
7.625% due 08/17/2022 (f)	4,750	4,822

UBS Group AG
1.364% due 01/30/2027 •	8,200	7,544
1.456% (US0003M + 0.950%) due 08/15/2023 ~	8,400	8,414
1.494% due 08/10/2027 •	5,000	4,546
2.095% due 02/11/2032 •	200	175
2.746% due 02/11/2033 •	4,700	4,276
2.859% due 08/15/2023 •	17,000	17,029
4.125% due 09/24/2025	1,900	1,937
4.375% due 02/10/2031 •(e)(f)	1,700	1,539
4.875% due 02/12/2027 •(e)(f)	1,400	1,354
7.000% due 02/19/2025 •(e)(f)	400	425

UDR, Inc.
3.000% due 08/15/2031	8,590	8,165
3.100% due 11/01/2034	2,200	2,034
3.200% due 01/15/2030	2,700	2,625

UniCredit SpA
5.459% due 06/30/2035 •	8,800	8,425
7.296% due 04/02/2034 •	6,509	6,905
7.830% due 12/04/2023	14,800	15,735

Unum Group
3.875% due 11/05/2025	5,300	5,347

Vanke Real Estate Hong Kong Co. Ltd.
2.048% (US0003M + 1.550%) due 05/25/2023 ~	700	689
4.150% due 04/18/2023	4,700	4,693

Vonovia Finance BV
5.000% due 10/02/2023	6,055	6,202

WEA Finance LLC
3.750% due 09/17/2024	8,950	8,941

Wells Fargo & Co.
3.350% due 03/02/2033 •	1,100	1,070
3.526% due 03/24/2028 •	14,300	14,283
3.750% due 01/24/2024	1,900	1,935

Wells Fargo Bank NA
6.600% due 01/15/2038	720	946

Weyerhaeuser Co.
4.000% due 11/15/2029	3,600	3,707
4.000% due 04/15/2030	12,500	12,888

WP Carey, Inc.
4.000% due 02/01/2025	5,200	5,315
4.250% due 10/01/2026	2,900	2,997

XLIT Ltd.
4.450% due 03/31/2025	1,100	1,132

		2,121,735

INDUSTRIALS 30.3%

AbbVie, Inc.
2.950% due 11/21/2026	1,100	1,091
3.200% due 11/21/2029	4,480	4,432

Adani Transmission Ltd.
4.000% due 08/03/2026	1,600	1,553

Air Canada Pass-Through Trust
3.300% due 07/15/2031	3,940	3,769

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aker BP ASA
3.000% due 01/15/2025	$1,000	$986
3.750% due 01/15/2030	400	392

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029	5,603	5,742

Alcon Finance Corp.
2.600% due 05/27/2030	7,700	7,101
3.000% due 09/23/2029	7,500	7,179

Alibaba Group Holding Ltd.
2.125% due 02/09/2031	5,000	4,354
2.700% due 02/09/2041	700	534
3.150% due 02/09/2051	200	155
4.500% due 11/28/2034	6,750	6,761

Allegion PLC
3.500% due 10/01/2029	3,000	2,908

Altria Group, Inc.
3.875% due 09/16/2046	2,000	1,700

Amazon.com, Inc.
2.100% due 05/12/2031	5,200	4,839

American Airlines Pass-Through Trust
2.875% due 01/11/2036	100	91
3.000% due 04/15/2030	5,014	4,671
3.150% due 08/15/2033	5,020	4,732
3.350% due 04/15/2031	7,457	7,167
3.375% due 11/01/2028	812	782
3.575% due 07/15/2029	1,845	1,758
3.600% due 03/22/2029	4,071	3,966
3.700% due 04/01/2028	469	454

Amgen, Inc.
3.625% due 05/22/2024	3,150	3,210
4.663% due 06/15/2051	400	442

Anheuser-Busch InBev Worldwide, Inc.
5.800% due 01/23/2059	200	254

AP Moller - Maersk AS
3.875% due 09/28/2025	1,900	1,937

Arrow Electronics, Inc.
3.250% due 09/08/2024	4,800	4,812
4.500% due 03/01/2023	9,970	10,114

Ashtead Capital, Inc.
4.000% due 05/01/2028	4,000	3,950

Autodesk, Inc.
3.600% due 12/15/2022	700	706

Bacardi Ltd.
4.450% due 05/15/2025	9,100	9,323
5.150% due 05/15/2038	200	218

BAE Systems PLC
3.400% due 04/15/2030	800	789

Baidu, Inc.
2.375% due 08/23/2031	200	175

Baxter International, Inc.
0.868% due 12/01/2023	2,500	2,422
1.322% due 11/29/2024	2,500	2,390
2.272% due 12/01/2028	700	649

Bayer U.S. Finance LLC
3.875% due 12/15/2023	2,600	2,628
4.250% due 12/15/2025	7,500	7,635
4.375% due 12/15/2028	2,300	2,354

Berry Global, Inc.
4.875% due 07/15/2026	14,400	14,561

Boeing Co.
1.433% due 02/04/2024	12,800	12,388
1.875% due 06/15/2023	2,125	2,100
2.196% due 02/04/2026	23,400	22,149
2.800% due 03/01/2024	3,000	2,998
2.950% due 02/01/2030	300	278
3.625% due 02/01/2031	3,350	3,266
5.040% due 05/01/2027	10,000	10,548
5.150% due 05/01/2030	2,500	2,670
5.705% due 05/01/2040	4,500	5,042
5.930% due 05/01/2060	10,000	11,584

Boston Scientific Corp.
1.900% due 06/01/2025	5,100	4,901

BP Capital Markets America, Inc.
2.721% due 01/12/2032	200	188

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bristol-Myers Squibb Co.
0.839% (US0003M + 0.380%) due 05/16/2022 ~	$5,500	$5,501
3.250% due 02/20/2023	13,278	13,446

British Airways Pass-Through Trust
2.900% due 09/15/2036	100	92
3.300% due 06/15/2034	93	88
3.350% due 12/15/2030	4,545	4,313
3.800% due 03/20/2033	1,631	1,612
4.125% due 03/20/2033	2,028	1,941
4.250% due 05/15/2034	282	283

Broadcom, Inc.
2.450% due 02/15/2031	37,220	33,260
2.600% due 02/15/2033	9,200	8,003
3.137% due 11/15/2035	15,099	13,334
3.187% due 11/15/2036	4,534	3,945
3.419% due 04/15/2033	7,343	6,867
3.469% due 04/15/2034	20,159	18,712
4.110% due 09/15/2028	14,890	15,099
4.150% due 11/15/2030	17,501	17,765
4.300% due 11/15/2032	8,002	8,136

Cameron LNG LLC
2.902% due 07/15/2031	4,300	4,113
3.402% due 01/15/2038	100	93

CDW LLC
2.670% due 12/01/2026	2,500	2,361

CGI, Inc.
1.450% due 09/14/2026	9,500	8,742
2.300% due 09/14/2031	100	87

Charter Communications Operating LLC
2.250% due 01/15/2029	200	180
3.500% due 06/01/2041	8,500	7,086
3.850% due 04/01/2061	500	404
3.900% due 06/01/2052	8,600	7,279
4.800% due 03/01/2050	9,700	9,243
4.908% due 07/23/2025	15,763	16,362
5.050% due 03/30/2029	200	212
5.125% due 07/01/2049	2,000	1,990

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	700	699
5.125% due 06/30/2027	300	320
5.875% due 03/31/2025	4,450	4,700

China Modern Dairy Holdings Ltd.
2.125% due 07/14/2026	1,200	1,085

Citrix Systems, Inc.
1.250% due 03/01/2026	3,210	3,125
3.300% due 03/01/2030	3,700	3,665

Conagra Brands, Inc.
4.300% due 05/01/2024	2,700	2,776

Constellation Brands, Inc.
2.250% due 08/01/2031	100	88
4.750% due 11/15/2024	900	937

Continental Resources, Inc.
5.750% due 01/15/2031	1,000	1,095

CoStar Group, Inc.
2.800% due 07/15/2030	3,000	2,746

Cox Communications, Inc.
1.800% due 10/01/2030	4,400	3,779
3.150% due 08/15/2024	1,102	1,105
3.500% due 08/15/2027	1,300	1,296

CRH America, Inc.
3.875% due 05/18/2025	5,000	5,079

Crown Castle Towers LLC
4.241% due 07/15/2048	900	926

CVS Health Corp.
3.750% due 04/01/2030	7,800	7,947
3.875% due 07/20/2025	1,300	1,327

CVS Pass-Through Trust
7.507% due 01/10/2032	1,384	1,610

DAE Funding LLC
1.625% due 02/15/2024	3,300	3,162
2.625% due 03/20/2025	4,200	4,000
3.375% due 03/20/2028	400	376

Daimler Trucks Finance North America LLC
0.865% (SOFRRATE + 0.600%) due 12/14/2023 ~	7,000	6,987

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	81

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% due 12/13/2024	$6,800	$6,499

Dell International LLC
4.000% due 07/15/2024	3,800	3,885
4.900% due 10/01/2026	5,700	5,984
5.850% due 07/15/2025	6,948	7,422
6.020% due 06/15/2026	11,300	12,251
6.100% due 07/15/2027	855	941
6.200% due 07/15/2030	2,400	2,740
8.350% due 07/15/2046	124	182

Delta Air Lines, Inc.
2.900% due 10/28/2024	11,345	11,108
3.750% due 10/28/2029 (i)	6,500	5,948
4.750% due 10/20/2028	200	202
7.000% due 05/01/2025	2,681	2,874
7.375% due 01/15/2026	1,104	1,200

Devon Energy Corp.
5.250% due 09/15/2024	6,635	6,938

Diageo Capital PLC
3.500% due 09/18/2023	3,750	3,810

Discovery Communications LLC
2.950% due 03/20/2023	579	581

DR Horton, Inc.
2.600% due 10/15/2025	3,795	3,687

eBay, Inc.
1.900% due 03/11/2025	1,900	1,843

Ecopetrol SA
4.625% due 11/02/2031	100	91

Enbridge, Inc.
1.600% due 10/04/2026	10,000	9,258

Energy Transfer LP
2.900% due 05/15/2025	7,300	7,148
3.900% due 07/15/2026	1,600	1,611
4.900% due 03/15/2035	50	51
7.600% due 02/01/2024	7,900	8,436

Eni SpA
4.000% due 09/12/2023	7,500	7,605

Entergy Louisiana LLC
2.350% due 06/15/2032	7,200	6,540

Enterprise Products Operating LLC
4.875% due 08/16/2077 •	400	358

EQM Midstream Partners LP
4.000% due 08/01/2024	2,400	2,378

EQT Corp.
3.900% due 10/01/2027	1,500	1,498

Equifax, Inc.
2.600% due 12/15/2025	1,800	1,751

Expedia Group, Inc.
2.950% due 03/15/2031	7,850	7,281
3.250% due 02/15/2030	3,000	2,860
3.800% due 02/15/2028	2,300	2,292
6.250% due 05/01/2025	11,336	12,129

FactSet Research Systems, Inc.
2.900% due 03/01/2027	2,500	2,434

Ferguson Finance PLC
3.250% due 06/02/2030	1,100	1,049

Fiserv, Inc.
3.500% due 07/01/2029	3,700	3,646

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	9,700	9,028

Flex Ltd.
3.750% due 02/01/2026	1,320	1,322

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	5,800	5,589

Fox Corp.
4.030% due 01/25/2024	1,400	1,430

Fresenius Medical Care U.S. Finance, Inc.
1.875% due 12/01/2026	9,700	8,989
2.375% due 02/16/2031	200	174

Gazprom PJSC Via Gaz Capital SA
4.950% due 07/19/2022	3,000	1,989

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	12,700	13,664

General Electric Co.
6.750% due 03/15/2032	700	884

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Co.
4.875% due 10/02/2023	$61	$63

Georgia-Pacific LLC
3.600% due 03/01/2025	600	607
8.000% due 01/15/2024	200	218

Glencore Funding LLC
4.875% due 03/12/2029	500	527

GSK Consumer Healthcare Capital U.S. LLC
3.375% due 03/24/2027	3,250	3,254

GTL Trade Finance, Inc.
7.250% due 04/16/2044 (i)	500	611

Hasbro, Inc.
3.550% due 11/19/2026	1,442	1,435

HCA, Inc.
4.125% due 06/15/2029	8,000	8,166
5.250% due 06/15/2026	200	211
5.500% due 06/15/2047	100	113

HollyFrontier Corp.
2.625% due 10/01/2023	7,200	7,130
5.875% due 04/01/2026	4,500	4,689

Huntsman International LLC
4.500% due 05/01/2029	1,000	1,034

Hyatt Hotels Corp.
1.300% due 10/01/2023	8,100	7,898
1.320% (SOFRINDX + 1.050%) due 10/01/2023 ~	10,000	10,035
1.800% due 10/01/2024	9,900	9,534
5.750% due 04/23/2030	7,100	7,859

Hyundai Capital America
0.875% due 06/14/2024	6,500	6,141
1.500% due 06/15/2026	2,000	1,821

Imperial Brands Finance PLC
3.125% due 07/26/2024	9,330	9,251
3.500% due 07/26/2026	8,500	8,326
4.250% due 07/21/2025	2,823	2,850

Infor, Inc.
1.750% due 07/15/2025	3,800	3,577

International Flavors & Fragrances, Inc.
1.230% due 10/01/2025	1,160	1,075

JetBlue Pass-Through Trust
2.750% due 11/15/2033	2,378	2,234

Kaiser Foundation Hospitals
2.810% due 06/01/2041	100	88

Kinder Morgan Energy Partners LP
6.950% due 01/15/2038	156	196

Kinder Morgan, Inc.
7.750% due 01/15/2032	100	129
8.050% due 10/15/2030	7,700	9,608

Komatsu Finance America, Inc.
2.437% due 09/11/2022	2,600	2,601

Laboratory Corp. of America Holdings
3.600% due 02/01/2025	1,700	1,719

Las Vegas Sands Corp.
2.900% due 06/25/2025	900	840
3.200% due 08/08/2024	19,150	18,296

Leidos, Inc.
3.625% due 05/15/2025	1,300	1,301

Lennar Corp.
5.875% due 11/15/2024	1,200	1,265

Level 3 Financing, Inc.
3.400% due 03/01/2027	5,575	5,266
3.875% due 11/15/2029	3,950	3,642

Lundin Energy Finance BV
2.000% due 07/15/2026	3,500	3,264

Magallanes, Inc.
4.279% due 03/15/2032	8,950	9,001

Marriott International, Inc.
4.150% due 12/01/2023	12,000	12,228
4.625% due 06/15/2030	3,900	4,047
4.650% due 12/01/2028	4,000	4,118
5.750% due 05/01/2025	873	928

Marvell Technology, Inc.
1.650% due 04/15/2026	7,800	7,259
2.450% due 04/15/2028	4,900	4,515

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Masco Corp.
6.500% due 08/15/2032	$100	$118

MDC Holdings, Inc.
3.966% due 08/06/2061	200	155

Medtronic, Inc.
3.500% due 03/15/2025	2,353	2,403

Micron Technology, Inc.
4.663% due 02/15/2030	2,775	2,905
4.975% due 02/06/2026	600	629

Mileage Plus Holdings LLC
6.500% due 06/20/2027	6,600	6,889

Mitsubishi Corp.
2.625% due 07/14/2022	400	401

MMK International Capital DAC
4.375% due 06/13/2024	1,400	420

Moody’s Corp.
3.250% due 05/20/2050	600	539
4.875% due 02/15/2024	525	542

Motorola Solutions, Inc.
4.600% due 02/23/2028	500	515

National Fuel Gas Co.
2.950% due 03/01/2031	1,600	1,458

NetApp, Inc.
3.250% due 12/15/2022	4,000	4,013

Netflix, Inc.
4.375% due 11/15/2026	3,700	3,853
4.875% due 04/15/2028	2,800	2,941
4.875% due 06/15/2030	3,000	3,205
5.375% due 11/15/2029	3,525	3,822
5.875% due 11/15/2028	700	773

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	100	115

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	15,000	14,974
3.522% due 09/17/2025	3,400	3,336
4.345% due 09/17/2027	26,900	26,556
4.810% due 09/17/2030	15,438	15,336

Norfolk Southern Corp.
4.100% due 05/15/2121	100	94

Northern Natural Gas Co.
4.100% due 09/15/2042	580	579
4.300% due 01/15/2049	200	203

Northwest Pipeline LLC
4.000% due 04/01/2027	5,770	5,928

Novartis Capital Corp.
2.200% due 08/14/2030	900	846

NVR, Inc.
3.000% due 05/15/2030	2,760	2,580

NXP BV
3.400% due 05/01/2030	7,901	7,670

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/02/2022 (d)(e)	408	4

ONEOK Partners LP
4.900% due 03/15/2025	800	826

Oracle Corp.
1.650% due 03/25/2026 (g)	6,800	6,350

Otis Worldwide Corp.
2.056% due 04/05/2025	5,200	5,068

Ovintiv Exploration, Inc.
5.625% due 07/01/2024	2,300	2,419

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	900	905
6.000% due 04/07/2023	1,576	1,618

Packaging Corp. of America
3.650% due 09/15/2024	400	405

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	4,550	4,603

PerkinElmer, Inc.
3.300% due 09/15/2029	2,000	1,953

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030	5,000	4,707

Petroleos Mexicanos
5.950% due 01/28/2031	3,600	3,328
6.700% due 02/16/2032	4,200	3,994

82	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pfizer, Inc.
7.200% due 03/15/2039	$1,300	$1,911

Phosagro OAO Via Phosagro Bond Funding DAC
3.949% due 04/24/2023	1,500	438

Prosus NV
3.680% due 01/21/2030	1,700	1,491

PulteGroup, Inc.
5.000% due 01/15/2027	3,100	3,270
6.375% due 05/15/2033	100	117

Qatar Energy
3.125% due 07/12/2041	6,000	5,474

QVC, Inc.
5.450% due 08/15/2034	6,100	5,121

RELX Capital, Inc.
3.000% due 05/22/2030	2,370	2,267

Renesas Electronics Corp.
1.543% due 11/26/2024	5,600	5,337

Reynolds American, Inc.
4.450% due 06/12/2025	500	511

Roche Holdings, Inc.
2.076% due 12/13/2031	200	184
2.375% due 01/28/2027	1,600	1,554

Royalty Pharma PLC
0.750% due 09/02/2023	5,600	5,440

S&P Global, Inc.
4.250% due 05/01/2029	1,200	1,265
4.750% due 08/01/2028	1,750	1,882

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	700	720
4.500% due 05/15/2030	11,400	11,940
5.625% due 04/15/2023	3,525	3,608
5.625% due 03/01/2025	800	846
5.750% due 05/15/2024	4,770	4,995
5.875% due 06/30/2026	10,400	11,254

Sands China Ltd.
2.550% due 03/08/2027	3,300	2,883
3.100% due 03/08/2029	4,500	3,847
3.250% due 08/08/2031	3,600	2,952
3.800% due 01/08/2026	2,000	1,902
4.375% due 06/18/2030	3,100	2,815
5.125% due 08/08/2025	3,100	3,088
5.400% due 08/08/2028	4,300	4,236

Santos Finance Ltd.
3.649% due 04/29/2031	5,700	5,332

Skyworks Solutions, Inc.
1.800% due 06/01/2026	2,400	2,233

Smith & Nephew PLC
2.032% due 10/14/2030	2,400	2,090

Southern Co.
3.250% due 07/01/2026	1,400	1,402
3.700% due 04/30/2030	7,800	7,833
4.250% due 07/01/2036	100	101

Southwest Airlines Co.
4.750% due 05/04/2023	2,400	2,451
5.125% due 06/15/2027	5,700	6,101

Spectra Energy Partners LP
3.375% due 10/15/2026	3,598	3,605

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	200	192
3.950% due 06/15/2023	4,200	4,165
4.600% due 06/15/2028	4,500	4,234

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	3,051	2,762
4.100% due 10/01/2029	132	129

Sprint Spectrum Co. LLC
4.738% due 03/20/2025	825	843

Standard Industries, Inc.
4.375% due 07/15/2030	6,600	6,054

Suntory Holdings Ltd.
2.250% due 10/16/2024	3,500	3,399

Suzano Austria GmbH
3.125% due 01/15/2032	100	89

Syngenta Finance NV
4.441% due 04/24/2023	6,725	6,818

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.892% due 04/24/2025	$8,600	$8,760
5.182% due 04/24/2028	3,991	4,129

T-Mobile USA, Inc.
2.250% due 11/15/2031	10,000	8,764
2.400% due 03/15/2029	4,300	3,941
2.700% due 03/15/2032	7,900	7,196
3.500% due 04/15/2025	2,400	2,418
3.750% due 04/15/2027	8,500	8,564
3.875% due 04/15/2030	29,800	29,957
4.500% due 04/15/2050	700	711

Takeda Pharmaceutical Co. Ltd.
2.050% due 03/31/2030	12,700	11,480

Targa Resources Corp.
4.200% due 02/01/2033 (a)	1,000	1,011

TD SYNNEX Corp.
1.250% due 08/09/2024	15,100	14,359
1.750% due 08/09/2026	7,225	6,628
2.375% due 08/09/2028	100	90

Tencent Holdings Ltd.
2.880% due 04/22/2031	1,700	1,554
3.595% due 01/19/2028	3,900	3,807
3.680% due 04/22/2041	4,400	3,899

Tencent Music Entertainment Group
1.375% due 09/03/2025	6,100	5,596

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	5,000	4,697

Textron, Inc.
3.375% due 03/01/2028	1,500	1,486

Time Warner Cable LLC
6.550% due 05/01/2037	1,900	2,190
6.750% due 06/15/2039	1,200	1,395

TransCanada PipeLines Ltd.
2.500% due 10/12/2031	300	272
7.625% due 01/15/2039	1,300	1,820

Tyson Foods, Inc.
3.900% due 09/28/2023	1,200	1,216

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	899	918

United Airlines Pass-Through Trust
2.700% due 11/01/2033	3,521	3,234
2.875% due 04/07/2030	710	674
2.900% due 11/01/2029	3,176	2,890
3.500% due 09/01/2031	648	628
4.000% due 10/11/2027	771	775
4.150% due 10/11/2025	3,801	3,817
4.150% due 02/25/2033	1,513	1,532
4.300% due 02/15/2027	754	754
5.875% due 04/15/2029	12,076	12,520

Vale Overseas Ltd.
6.250% due 08/10/2026	4,100	4,506

VMware, Inc.
0.600% due 08/15/2023	4,000	3,889
1.000% due 08/15/2024	3,200	3,054
1.400% due 08/15/2026	3,700	3,402
4.500% due 05/15/2025	300	309
4.650% due 05/15/2027	8,500	8,917
4.700% due 05/15/2030	5,780	6,124

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025	3,800	3,791

Weir Group PLC
2.200% due 05/13/2026	20,300	18,987

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	3,677	3,594
4.950% due 09/15/2028	8,003	8,440

Williams Cos., Inc.
2.600% due 03/15/2031	1,900	1,752

Woodside Finance Ltd.
3.650% due 03/05/2025	2,000	2,008
3.700% due 09/15/2026	2,500	2,507
4.500% due 03/04/2029	1,200	1,238

WRKCo, Inc.
4.000% due 03/15/2028	600	612
4.900% due 03/15/2029	6,700	7,223

Wyeth LLC
7.250% due 03/01/2023	8,000	8,389

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Yale University
1.482% due 04/15/2030	$2,000	$1,806

Yara International ASA
3.148% due 06/04/2030	1,400	1,307
3.800% due 06/06/2026	3,600	3,600
4.750% due 06/01/2028	2,700	2,791

Zimmer Biomet Holdings, Inc.
3.050% due 01/15/2026	100	99

Zoetis, Inc.
4.500% due 11/13/2025	500	522

		1,445,435

UTILITIES 9.3%

AES Corp.
3.300% due 07/15/2025	2,000	1,966
3.950% due 07/15/2030	2,000	1,985

American Electric Power Co., Inc.
3.875% due 02/15/2062 •	1,700	1,572

American Transmission Systems, Inc.
2.650% due 01/15/2032	2,200	2,035

Arizona Public Service Co.
2.650% due 09/15/2050	3,330	2,570

AT&T, Inc.
2.250% due 02/01/2032	900	799
2.750% due 06/01/2031	17,100	16,057
3.500% due 06/01/2041	300	277
3.550% due 09/15/2055	14,359	12,713
3.650% due 06/01/2051	325	297
3.650% due 09/15/2059	314	276
3.800% due 12/01/2057	1,907	1,747
3.850% due 06/01/2060	175	157
4.450% due 04/01/2024	700	721

Avangrid, Inc.
3.800% due 06/01/2029	170	173

Baltimore Gas & Electric Co.
2.400% due 08/15/2026	5,900	5,785

Black Hills Corp.
2.500% due 06/15/2030	2,200	2,003

Boston Gas Co.
4.487% due 02/15/2042	1,400	1,436

CMS Energy Corp.
4.750% due 06/01/2050 •	200	199

Consolidated Edison Co. of New York, Inc.
4.125% due 05/15/2049	425	431

Dayton Power & Light Co.
3.950% due 06/15/2049	100	99

DTE Electric Co.
3.950% due 03/01/2049	200	207

Duke Energy Corp.
2.650% due 09/01/2026	200	195
3.950% due 10/15/2023	500	507

Duke Energy Ohio, Inc.
6.900% due 06/01/2025	5,221	5,783

East Ohio Gas Co.
1.300% due 06/15/2025	8,600	8,126

Electricite de France SA
6.950% due 01/26/2039	1,400	1,788

Enel Finance International NV
1.375% due 07/12/2026	13,200	12,135
2.650% due 09/10/2024	2,700	2,662
4.750% due 05/25/2047	200	215

Engie SA
2.875% due 10/10/2022	783	786

Entergy Arkansas LLC
3.500% due 04/01/2026	4,900	4,967

Entergy Corp.
1.900% due 06/15/2028	8,800	7,974
2.400% due 06/15/2031	3,500	3,147
3.750% due 06/15/2050	2,900	2,731

Exelon Corp.
3.400% due 04/15/2026	700	703
3.950% due 06/15/2025	1,000	1,021

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	83

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fells Point Funding Trust
3.046% due 01/31/2027	$3,400	$3,265

FirstEnergy Transmission LLC
2.866% due 09/15/2028	8,300	7,716

Gazprom Neft OAO Via GPN Capital SA
4.375% due 09/19/2022	1,500	525
6.000% due 11/27/2023	3,500	1,225

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029	13,200	5,511
3.000% due 06/29/2027	7,300	3,103

Georgia Power Co.
3.250% due 03/15/2051	9,290	8,086

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	506	508
4.250% due 05/01/2030	3,787	3,799

Jersey Central Power & Light Co.
4.300% due 01/15/2026	8,684	8,875

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022	4,625	4,625
3.900% due 04/01/2024	3,616	3,629
4.625% due 04/01/2029	1,200	1,215

Mississippi Power Co.
3.950% due 03/30/2028	100	102

Monongahela Power Co.
3.550% due 05/15/2027	3,195	3,196

New York State Electric & Gas Corp.
3.300% due 09/15/2049	200	178

NextEra Energy Capital Holdings, Inc.
0.561% (SOFRINDX + 0.400%) due 11/03/2023 ~	2,000	1,992
3.550% due 05/01/2027	5,000	5,066

NGPL PipeCo LLC
4.875% due 08/15/2027	1,295	1,346

Niagara Mohawk Power Corp.
3.508% due 10/01/2024	10,000	10,035
4.278% due 12/15/2028	5,000	5,141

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	2,600	1,300

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	127	126

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	3,373	763

Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,427

ONEOK, Inc.
2.750% due 09/01/2024	4,000	3,979
4.550% due 07/15/2028	4,600	4,735
6.000% due 06/15/2035	100	111
6.350% due 01/15/2031	1,200	1,390

Pacific Gas & Electric Co.
1.750% due 06/16/2022	2,950	2,947
2.100% due 08/01/2027	3,700	3,331
2.950% due 03/01/2026	3,800	3,616
3.000% due 06/15/2028	9,500	8,855
3.150% due 01/01/2026	12,400	11,955
3.250% due 06/15/2023	1,000	999
3.250% due 06/01/2031	3,500	3,171
3.300% due 12/01/2027	1,500	1,418
3.400% due 08/15/2024	3,800	3,768
3.450% due 07/01/2025	9,715	9,487
3.500% due 06/15/2025	20,300	19,831
3.750% due 02/15/2024	12,900	12,952
3.750% due 07/01/2028	3,015	2,891
3.850% due 11/15/2023	7,347	7,387
4.200% due 03/01/2029	10,000	9,844
4.250% due 08/01/2023	16,103	16,267
4.500% due 12/15/2041	4,969	4,455
4.550% due 07/01/2030	9,853	9,791
4.650% due 08/01/2028	400	400

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
3.000% due 06/30/2030	3,000	2,739

Plains All American Pipeline LP
5.150% due 06/01/2042	300	292

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Service Co. of Oklahoma
6.625% due 11/15/2037	$2,200	$2,741

Rio Oil Finance Trust
9.250% due 07/06/2024	694	728
9.750% due 01/06/2027	1,027	1,134

San Diego Gas & Electric Co.
3.000% due 03/15/2032	5,000	4,848

Sempra Energy
3.400% due 02/01/2028	200	200
4.125% due 04/01/2052 •	1,200	1,123
6.000% due 10/15/2039	800	981

Southern California Edison Co.
0.700% due 08/01/2023	10,100	9,843
0.910% (SOFRRATE + 0.640%) due 04/03/2023 ~	3,160	3,159
1.100% (SOFRRATE + 0.830%) due 04/01/2024 ~	7,700	7,699
2.250% due 06/01/2030	8,955	8,106
2.850% due 08/01/2029	2,000	1,907
3.400% due 06/01/2023	100	101
3.700% due 08/01/2025	2,600	2,645
3.900% due 12/01/2041	400	371
4.875% due 03/01/2049	4,277	4,565
6.650% due 04/01/2029	4,500	5,123

Southern California Gas Co.
1.153% (US0003M + 0.350%) due 09/14/2023 ~	200	200
2.950% due 04/15/2027	3,000	2,962
3.950% due 02/15/2050	4,100	4,243

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047	300	303

System Energy Resources, Inc.
2.140% due 12/09/2025	3,300	3,147

Toledo Edison Co.
2.650% due 05/01/2028	2,833	2,694

Verizon Communications, Inc.
0.772% (SOFRRATE + 0.500%) due 03/22/2024 ~	500	500
2.100% due 03/22/2028	3,300	3,082
2.355% due 03/15/2032	29,732	26,905
2.550% due 03/21/2031	6,360	5,918
2.850% due 09/03/2041	150	132
2.987% due 10/30/2056	311	257
3.400% due 03/22/2041	100	94

Virginia Electric & Power Co.
2.450% due 12/15/2050	600	482
3.800% due 04/01/2028	2,400	2,460

Vodafone Group PLC
4.125% due 05/30/2025	900	928

		445,191

Total Corporate Bonds & Notes (Cost $4,208,404)		4,012,361

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Southwest Airlines Co.
1.250% due 05/01/2025	1,000	1,361

Total Convertible Bonds & Notes (Cost $1,247)		1,361

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.0%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	100	146

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	100	149

Los Angeles Department of Water & Power System, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	600	749

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	300	398

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	$300	$440

		1,882

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	8,445	11,459

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	625	775

MASSACHUSETTS 0.0%

Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	300	334

NEW YORK 0.0%

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	300	342

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	6,210	10,302

Total Municipal Bonds & Notes (Cost $23,334)		25,094

U.S. GOVERNMENT AGENCIES 1.3%

Ginnie Mae
8.500% due 08/15/2030	7	8

Ginnie Mae, TBA
2.500% due 04/01/2052	19,600	19,011

Uniform Mortgage-Backed Security
3.500% due 08/01/2047 - 08/01/2048	3,737	3,779
4.000% due 08/01/2049	1,330	1,360

Uniform Mortgage-Backed Security, TBA
3.000% due 05/01/2052	5,300	5,174
4.000% due 05/01/2052	33,750	34,334

Total U.S. Government Agencies (Cost $64,139)		63,666

U.S. TREASURY OBLIGATIONS 1.2%

U.S. Treasury Bonds
1.375% due 11/15/2040	20	17
1.875% due 11/15/2051 (i)	16,530	14,505

U.S. Treasury Notes
1.875% due 02/15/2032	45,172	43,386

Total U.S. Treasury Obligations (Cost $59,081)		57,908

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

DC Office Trust
2.965% due 09/15/2045	10,500	9,949

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~	367	364

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	7,098	6,951

Structured Asset Mortgage Investments Trust
1.149% due 03/19/2034 •	324	315

Total Non-Agency Mortgage-Backed Securities (Cost $18,611)		17,579

84	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.1%

RBSSP Resecuritization Trust
0.347% due 11/26/2036 •	$487	$482

START Ireland
4.089% due 03/15/2044	571	530

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	4,200	3,991

Total Asset-Backed Securities (Cost $5,247)		5,003

SOVEREIGN ISSUES 0.7%

Abu Dhabi Government International Bond
3.125% due 04/16/2030	2,500	2,560

Qatar Government International Bond
3.750% due 04/16/2030	4,300	4,547
3.875% due 04/23/2023	5,900	6,011

Saudi Government International Bond
2.250% due 02/02/2033	9,300	8,577
2.875% due 03/04/2023	6,500	6,552

South Africa Government International Bond
4.850% due 09/30/2029	6,000	5,881

Total Sovereign Issues (Cost $34,392)		34,128

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

FINANCIALS 0.4%

Wells Fargo & Co.
7.500%	13,190	17,477

Total Convertible Preferred Securities (Cost $10,405)		17,477

PREFERRED SECURITIES 4.0%

FINANCIALS 3.0%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~	3,080,000	1,771

American Express Co.
3.550% due 09/15/2026 •(e)	2,400,000	2,193

Bank of America Corp.
5.125% due 06/20/2024 •(e)	8,900,000	8,972
5.875% due 03/15/2028 •(e)	21,585,000	21,824

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(e)	400,000	411

Capital One Financial Corp.
3.950% due 09/01/2026 •(e)	4,900,000	4,570

	SHARES	MARKET VALUE (000S)

Charles Schwab Corp.
4.000% due 12/01/2030 •(e)	10,100,000	$9,084
5.000% due 12/01/2027 •(e)	700,000	677
5.375% due 06/01/2025 •(e)	1,700,000	1,759

Citigroup, Inc.
3.875% due 02/18/2026 •(e)	12,500,000	11,812
4.000% due 12/10/2025 •(e)	2,700,000	2,599

CoBank ACB
4.250% due 01/01/2027 •(e)	4,200,000	3,958
6.200% (US0003M + 3.744%) due 01/01/2025 ~(e)	30,000	3,165

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(e)	2,000,000	1,845

HSBC Capital Funding LP
10.176% due 06/30/2030 •(e)	4,850,000	7,445

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(e)	6,400,000	6,000
3.769% (US0003M + 3.470%) due 07/30/2022 ~(e)	1,477,000	1,477
4.000% due 04/01/2025 •(e)	11,800,000	11,157
4.200% due 09/01/2026 (e)	250,000	5,270
4.600% due 02/01/2025 •(e)	4,400,000	4,251
4.625% due 06/01/2026 (e)	110,000	2,421
5.000% due 08/01/2024 •(e)	6,200,000	6,183

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(e)	2,900,000	2,619

State Street Corp.
5.625% due 12/15/2023 •(e)	1,900,000	1,887

SVB Financial Group
4.100% due 02/15/2031 •(e)	5,700,000	4,873

Truist Financial Corp.
5.100% due 03/01/2030 •(e)	3,600,000	3,668

USB Capital
3.500% due 05/02/2022 •(e)	14,250,000	11,913

		143,804

INDUSTRIALS 0.1%

General Electric Co.
4.156% (US0003M + 3.330%) due 06/15/2022 ~(e)	5,700,000	5,486

UTILITIES 0.9%

AT&T Mobility LLC
7.000% due 10/20/2022 «(e)(g)	1,560,079	40,642

Total Preferred Securities (Cost $198,540)		189,932

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (h) 0.2%
		$9,069

U.S. TREASURY BILLS 0.1%
0.259% due 05/03/2022 - 05/19/2022 (c)(d)(l)	$3,765	3,764

U.S. TREASURY CASH MANAGEMENT BILLS 0.3%
0.496% due 06/21/2022 (c)(d)(l)	16,603	16,586

Total Short-Term Instruments (Cost $29,418)		29,419

Total Investments in Securities (Cost $4,670,069)		4,470,801

	SHARES
INVESTMENTS IN AFFILIATES 5.8%

SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%

PIMCO Short-Term Floating NAV Portfolio III	28,542,177	277,145

Total Short-Term Instruments (Cost $277,099)		277,145

Total Investments in Affiliates (Cost $277,099)		277,145

Total Investments 99.4% (Cost $4,947,168)		$4,747,946

Financial Derivative Instruments (j)(k) (0.3)% (Cost or Premiums, net $37,585)		(16,038)

Other Assets and Liabilities, net 0.9%		42,404

Net Assets 100.0%		$4,774,312

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	85

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$42,197	$40,642	0.85%
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	10,500	9,638	0.20
Oracle Corp.	1.650	03/25/2026	03/22/2021	6,797	6,350	0.13

				$59,494	$56,630	1.18%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$9,069	U.S. Treasury Bills 0.000% due 08/04/2022	$(9,250)	$9,069	$9,069

Total Repurchase Agreements						$(9,250)	$9,069	$9,069

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JPS	0.200%	03/30/2022	04/01/2022		$(1,507)	$(1,507)
	0.250	03/18/2022	04/01/2022		(13,117)	(13,118)
NOM	(1.250)	03/18/2022	TBD	(3)	(598)	(597)
SBI	(0.200)	03/18/2022	TBD	(3)	(2,178)	(2,178)

Total Reverse Repurchase Agreements						$(17,400)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.4)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2052	$16,900	$(16,072)	$(15,690)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	2,600	(2,482)	(2,476)

Total Short Sales (0.4)%				$(18,554)	$(18,166)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$9,069	$0	$0	$9,069	$(9,250)	$(181)
JPS	0	(14,625)	0	(14,625)	14,505	(120)
NOM	0	(597)	0	(597)	611	14
SBI	0	(2,178)	0	(2,178)	2,716	538

Total Borrowings and Other Financing Transactions	$9,069	$(17,400)	$0

86	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,775)	$(2,775)
U.S. Treasury Obligations	(14,625)	0	0	0	(14,625)

Total Borrowings	$(14,625)	$0	$0	$(2,775)	$(17,400)

Payable for reverse repurchase agreements					$(17,400)

(i)	Securities with an aggregate market value of $17,861 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(5,660) at a weighted average interest rate of (0.111%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2023	2,564	$621,578	$(2,052)	$257	$0

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	205	$(27,771)	$(148)	$0	$(84)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	49	(8,679)	(224)	0	(52)

				$(372)	$0	$(136)

Total Futures Contracts				$(2,424)	$257	$(136)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
ConocoPhillips	(1.000)%	Quarterly	12/20/2024	0.223%	$2,500	$0	$(53)	$(53)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AES Corp.	5.000%	Quarterly	06/20/2026	1.041%	$5,000	$1,022	$(227)	$795	$7	$0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.609	5,800	24	27	51	0	(2)
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.650	16,200	206	(51)	155	0	(9)
AT&T, Inc.	1.000	Quarterly	06/20/2025	0.678	1,770	(45)	63	18	0	(1)
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.743	10,700	206	(93)	113	0	(4)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.081	9,800	194	(125)	69	0	0
Boeing Co.	1.000	Quarterly	06/20/2022	0.558	1,000	3	(2)	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.637	7,500	1	21	22	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.822	19,600	70	(22)	48	0	(1)
Boeing Co.	1.000	Quarterly	06/20/2026	1.341	800	(6)	(4)	(10)	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428	17,300	(84)	(231)	(315)	0	(6)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	87

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Enbridge, Inc.	1.000%	Quarterly	12/20/2022	0.246%	$5,700	$17	$16	$33	$0	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.575	2,800	378	(212)	166	1	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.703	61,400	473	276	749	17	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791	7,800	92	(17)	75	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638	9,600	1,878	(468)	1,410	6	0
Lennar Corp.	5.000	Quarterly	12/20/2026	1.380	4,200	867	(197)	670	1	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.346	17,700	302	12	314	0	(5)
NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2026	0.469	2,600	59	(3)	56	0	0
Sherwin-Williams Co.	1.000	Quarterly	06/20/2022	0.231	1,100	14	(12)	2	0	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.243	1,600	27	(18)	9	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.716	2,400	54	(26)	28	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.785	5,200	121	(70)	51	0	(4)

						$5,873	$(1,363)	$4,510	$32	$(33)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches								Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$6,700	$147	$(22)	$125	$1	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	33,200	814	(202)	612	7	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	519,800	12,016	(2,954)	9,062	0	(63)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	711,800	10,171	1,474	11,645	0	(41)
iTraxx Asia Ex-Japan 37 5-Year Index	1.000	Quarterly	06/20/2027	25,300	(122)	126	4	0	(23)

					$23,026	$(1,578)	$21,448	$8	$(127)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.000%	Annual	06/15/2027	$423,900	$13,149	$12,948	$26,097	$6	$(43)
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	11,500	519	(104)	415	0	(37)
Pay	1-Day USD-SOFR Compounded-OIS	1.930	Annual	03/24/2052	8,800	(77)	(21)	(98)	80	0

						$13,591	$12,823	$26,414	$86	$(80)

Total Swap Agreements						$42,490	$9,829	$52,319	$127	$(240)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$257	$127	$384	$0	$(136)	$(240)	$(376)

Cash of $112,025 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

88	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	64,900	$(76)	$(9)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	19,500	(17)	(10)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	9,100	(14)	(9)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	10,100	(18)	(8)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	36,400	(47)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	14,900	(28)	(11)

DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	15,600	(17)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	11,400	(13)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	8,400	(14)	(4)

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	10,800	(17)	(3)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	8,000	(12)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	13,700	(17)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	8,400	(10)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	7,800	(12)	(6)

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	12,900	(16)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	8,500	(18)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	18,600	(26)	(8)

						$(372)	$(95)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870%	11/02/2022	644,700	$(1,303)	$(25)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	644,700	(1,303)	(10,633)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.410	04/04/2022	5,600	(55)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.860	04/04/2022	5,600	(55)	(152)

							$(2,716)	$(10,810)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	$98.469	05/05/2022	21,700	$(100)	$(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	7,600	(35)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	11,000	(58)	(184)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.438	06/06/2022	11,100	(61)	(130)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.438	06/06/2022	11,100	(54)	(39)
	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	2,300	(9)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	4,500	(17)	(100)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.734	04/06/2022	1,200	(5)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.000	04/06/2022	2,700	(11)	(69)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.344	04/06/2022	20,000	(75)	(581)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.391	04/06/2022	11,300	(42)	(334)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	3,300	(13)	(98)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.734	04/06/2022	1,200	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	100.000	04/06/2022	2,700	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.344	05/05/2022	27,000	(156)	(413)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.344	05/05/2022	27,000	(122)	(23)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	2,700	(13)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.523	05/05/2022	13,500	(62)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	5,100	(28)	(80)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	89

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	$99.539	05/05/2022	10,000	$(47)	$(215)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	5,100	(19)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.000	05/05/2022	2,900	(5)	(5)

					$(942)	$(2,337)

Total Written Options					$(4,030)	$(13,242)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	0.226%	$2,000	$(42)	$77	$35	$0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574	2,000	(32)	59	27	0

BRC	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	2.408	1,200	(44)	1	0	(43)
	Italy Government International Bond	1.000	Quarterly	06/20/2024	0.226	1,900	(41)	74	33	0
	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.277	4,500	13	75	88	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2022	0.161	2,773	(39)	45	6	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.416	1,400	30	0	30	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.520	1,800	(18)	42	24	0
	Russia Government International Bond	1.000	Quarterly	12/20/2026	38.355	5,100	(334)	(2,633)	0	(2,967)
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.276	600	(23)	19	0	(4)

FBF	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.277	2,000	5	34	39	0

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.263	500	(5)	10	5	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499	400	(3)	8	5	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	1.672	700	(68)	63	0	(5)
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.276	2,000	(80)	66	0	(14)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	1,600	(25)	43	18	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.400	300	(4)	8	4	0

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	600	(12)	19	7	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.784	200	(2)	4	2	0
	Nissan Motor Acceptance Co. LLC	1.000	Quarterly	12/20/2026	1.223	11,400	(145)	37	0	(108)

MYC	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	0.822	1,400	0	8	8	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499	300	(3)	7	4	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.909	500	1	1	2	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009	1,200	(4)	4	0	0

Total Swap Agreements							$(875)	$(1,929)	$337	$(3,141)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$62	$62	$0	$(28)	$0	$(28)	$34	$0	$34
BPS	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
BRC	0	0	181	181	0	(16)	(3,014)	(3,030)	(2,849)	2,750	(99)
DUB	0	0	0	0	0	(11)	0	(11)	(11)	23	12
FBF	0	0	39	39	0	0	0	0	39	0	39
GLM	0	0	0	0	0	(10,810)	0	(10,810)	(10,810)	11,131	321
GST	0	0	10	10	0	(3)	(19)	(22)	(12)	197	185
HUS	0	0	22	22	0	0	0	0	22	0	22
JPM	0	0	9	9	0	(219)	(108)	(327)	(318)	381	63
MYC	0	0	14	14	0	(15)	0	(15)	(1)	(239)	(240)
SAL	0	0	0	0	0	(2,132)	0	(2,132)	(2,132)	2,190	58

Total Over the Counter	$0	$0	$337	$337	$0	$(13,242)	$(3,141)	$(16,383)

(l)

Securities with an aggregate market value of $16,822 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

90	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$257	$257
Swap Agreements	0	41	0	0	86	127

	$0	$41	$0	$0	$343	$384

Over the counter
Swap Agreements	$0	$337	$0	$0	$0	$337

	$0	$378	$0	$0	$343	$721

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$136	$136
Swap Agreements	0	160	0	0	80	240

	$0	$160	$0	$0	$216	$376

Over the counter
Written Options	$0	$95	$0	$0	$13,147	$13,242
Swap Agreements	0	3,141	0	0	0	3,141

	$0	$3,236	$0	$0	$13,147	$16,383

	$0	$3,396	$0	$0	$13,363	$16,759

The effect of Financial Derivative Instruments on the Statements of Operations for the period Year March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$53	$53
Futures	0	0	0	0	(10,439)	(10,439)
Swap Agreements	0	8,813	0	0	2,371	11,184

	$0	$8,813	$0	$0	$(8,015)	$798

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	91

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Purchased Options	$0	$0	$0	$0	$(57)	$(57)
Written Options	0	842	0	0	10,285	11,127
Swap Agreements	0	640	0	0	(20)	620

	$0	$1,482	$0	$0	$10,208	$11,690

	$0	$10,295	$0	$0	$2,193	$12,488

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,384)	$(1,384)
Swap Agreements	0	(5,530)	0	0	12,921	7,391

	$0	$(5,530)	$0	$0	$11,537	$6,007

Over the counter
Written Options	$0	$67	$0	$0	$(9,136)	$(9,069)
Swap Agreements	0	(2,663)	0	0	0	(2,663)

	$0	$(2,596)	$0	$0	$(9,136)	$(11,732)

	$0	$(8,126)	$0	$0	$2,401	$(5,725)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$9,538	$7,335	$16,873
Corporate Bonds & Notes
Banking & Finance	0	2,121,735	0	2,121,735
Industrials	0	1,445,435	0	1,445,435
Utilities	0	445,191	0	445,191
Convertible Bonds & Notes
Industrials	0	1,361	0	1,361
Municipal Bonds & Notes
California	0	1,882	0	1,882
Georgia	0	11,459	0	11,459
Illinois	0	775	0	775
Massachusetts	0	334	0	334
New York	0	342	0	342
Ohio	0	10,302	0	10,302
U.S. Government Agencies	0	63,666	0	63,666
U.S. Treasury Obligations	0	57,908	0	57,908
Non-Agency Mortgage-Backed Securities	0	17,579	0	17,579
Asset-Backed Securities	0	5,003	0	5,003
Sovereign Issues	0	34,128	0	34,128
Convertible Preferred Securities
Financials	17,477	0	0	17,477
Preferred Securities
Financials	7,691	136,113	0	143,804
Industrials	0	5,486	0	5,486
Utilities	0	0	40,642	40,642
Short-Term Instruments
Repurchase Agreements	0	9,069	0	9,069
U.S. Treasury Bills	0	3,764	0	3,764
U.S. Treasury Cash Management Bills	0	16,586	0	16,586

	$25,168	$4,397,656	$47,977	$4,470,801

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$277,145	$0	$0	$277,145

Total Investments	$302,313	$4,397,656	$47,977	$4,747,946

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(18,166)	$0	$(18,166)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	384	0	384
Over the counter	0	337	0	337

	$0	$721	$0	$721

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(376)	0	(376)
Over the counter	0	(16,383)	0	(16,383)

	$0	$(16,759)	$0	$(16,759)

Total Financial Derivative Instruments	$0	$(16,038)	$0	$(16,038)

Totals	$302,313	$4,363,452	$47,977	$4,713,742

92	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$5,260	$8,186	$(5,728)	$1	$0	$(384)	$0	$0	$7,335	$(318)
Preferred Securities
Utilities	41,592	639	(319)	0	0	(1,270)	0	0	40,642	(1,270)

Totals	$46,852	$8,825	$(6,047)	$1	$0	$(1,654)	$0	$0	$47,977	$(1,588)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$7,335	Discounted Cash Flow	Discount Rate	4.058	—
Preferred Securities
Utilities	40,642	Discounted Cash Flow	Discount Rate	4.043	—

Total	$47,977

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	93

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.9%

Aramark Services, Inc.
2.207% (LIBOR03M + 1.750%) due 03/11/2025 ~	$4,477	$4,404

Avolon TLB Borrower 1 (U.S.) LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~	3,781	3,752

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~	8,570	8,368

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~	45,336	43,391

Catalent Pharma Solutions, Inc.
2.500% (LIBOR03M + 2.000%) due 02/22/2028 «~	1,990	1,992

CenturyLink, Inc.
2.707% (LIBOR03M + 2.250%) due 03/15/2027 ~	16,890	16,471

Charter Communications Operating LLC
2.210% (LIBOR03M + 1.750%) due 02/01/2027 ~	56,902	56,493

Citadel Securities LP
2.927% (LIBOR03M + 2.500%) due 02/02/2028 ~	5,955	5,930

Delos Finance SARL
2.756% (LIBOR03M + 1.750%) due 10/06/2023 ~	17,711	17,606

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 08/02/2027 ~	10,505	10,508

DT Midstream, Inc.
2.500% (LIBOR03M + 2.000%) due 06/26/2028 ~	5,871	5,870

HCA, Inc.
2.207% (LIBOR03M + 1.750%) due 06/30/2028 ~	16,873	16,881

Hilton Worldwide Finance LLC
2.207% (LIBOR03M + 1.750%) due 06/22/2026 ~	6,409	6,347

Setanta Aircraft Leasing Designated Activity Co.
3.006% (LIBOR03M + 2.000%) due 11/05/2028 ~	25,000	24,684

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~	21,800	22,570

Standard Industries, Inc.
3.788% (LIBOR03M + 2.500%) due 09/22/2028 ~	10,076	10,044

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	12,112	11,283

Total Loan Participations and Assignments (Cost $269,989)		266,594

CORPORATE BONDS & NOTES 78.0%

BANKING & FINANCE 24.7%

AerCap Ireland Capital DAC
3.000% due 10/29/2028	22,300	20,608
3.300% due 01/23/2023	3,760	3,773
3.300% due 01/30/2032	16,800	15,172
3.850% due 10/29/2041	14,500	12,757
3.875% due 01/23/2028 (j)	150	146
4.125% due 07/03/2023	8,645	8,700
4.625% due 10/15/2027	16,500	16,853

AIA Group Ltd.
3.200% due 09/16/2040	5,400	4,805
3.375% due 04/07/2030	9,200	9,158
3.900% due 04/06/2028	2,200	2,244

Aircastle Ltd.
2.850% due 01/26/2028	12,500	11,251

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032	14,000	12,259

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 05/18/2051	$9,500	$8,023
3.450% due 04/30/2025	700	705
3.550% due 03/15/2052	18,300	17,059
4.000% due 02/01/2050	13,100	12,966
4.850% due 04/15/2049	900	1,021

Alleghany Corp.
4.900% due 09/15/2044	5,400	5,948

Ally Financial, Inc.
2.200% due 11/02/2028	2,200	1,992
3.050% due 06/05/2023	24,100	24,203
8.000% due 11/01/2031	17,515	21,980

American Assets Trust LP
3.375% due 02/01/2031	30,500	28,737

American Campus Communities Operating Partnership LP
2.850% due 02/01/2030	1,300	1,220
3.750% due 04/15/2023	4,100	4,143
3.875% due 01/30/2031	3,000	3,023

American Financial Group, Inc.
4.500% due 06/15/2047	40,300	41,832

American Homes 4 Rent LP
3.375% due 07/15/2051	10,700	8,977
3.625% due 04/15/2032 (a)	21,500	20,966
4.250% due 02/15/2028	3,583	3,643
4.300% due 04/15/2052 (a)	10,700	10,404
4.900% due 02/15/2029	11,300	12,038

American International Group, Inc.
3.875% due 01/15/2035	2,000	2,042
4.375% due 06/30/2050	6,200	6,821
4.375% due 01/15/2055	22,512	24,155
4.500% due 07/16/2044	10,205	11,044
4.700% due 07/10/2035	4,550	4,873
4.750% due 04/01/2048	5,500	6,327
4.800% due 07/10/2045	1,200	1,357

American Tower Corp.
2.100% due 06/15/2030	17,100	14,937
2.950% due 01/15/2025	7,500	7,422
2.950% due 01/15/2051	40,000	31,546
3.100% due 06/15/2050	14,059	11,399
3.125% due 01/15/2027	16,200	15,811
3.375% due 10/15/2026	6,487	6,410
3.600% due 01/15/2028	2,250	2,233
3.700% due 10/15/2049	7,300	6,527
3.800% due 08/15/2029	61,500	61,289
3.950% due 03/15/2029	23,300	23,359
4.050% due 03/15/2032 (a)	1,300	1,305
4.400% due 02/15/2026	3,100	3,186

AmFam Holdings, Inc.
3.833% due 03/11/2051	17,100	15,733

Antares Holdings LP
2.750% due 01/15/2027	7,700	6,780
3.750% due 07/15/2027	18,400	17,006
3.950% due 07/15/2026	4,100	3,828

Arch Capital Finance LLC
5.031% due 12/15/2046	4,100	4,551

Arch Capital Group Ltd.
3.635% due 06/30/2050	23,025	21,166

Ares Capital Corp.
3.200% due 11/15/2031	2,900	2,462

Ares Finance Co. LLC
3.250% due 06/15/2030	6,400	6,147
3.650% due 02/01/2052	5,100	4,344
4.125% due 06/30/2051 •	12,400	11,775

Arthur J Gallagher & Co.
3.500% due 05/20/2051	19,000	16,955

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031	8,900	8,417
3.600% due 09/15/2051	10,300	8,930

Athene Global Funding
2.500% due 01/14/2025	3,300	3,205

Aviation Capital Group LLC
3.500% due 11/01/2027	1,900	1,802
5.500% due 12/15/2024	7,600	7,830

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	41,354	36,604
2.875% due 02/15/2025	5,700	5,478
5.500% due 01/15/2026	15,000	15,497

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AXIS Specialty Finance LLC
3.900% due 07/15/2029		$4,000	$3,974

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	14,500	3,796

Banco de Credito e Inversiones SA
3.500% due 10/12/2027		$9,200	9,355
4.000% due 02/11/2023		1,900	1,927

Banco General SA
4.125% due 08/07/2027		400	409

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027		5,100	5,187

Banco Santander SA
2.746% due 05/28/2025		6,600	6,439
3.306% due 06/27/2029		7,200	6,985
3.490% due 05/28/2030		5,400	5,234
4.379% due 04/12/2028		18,400	18,583

Bancolombia SA
3.000% due 01/29/2025		11,800	11,491

Bank of America Corp.
2.299% due 07/21/2032 •		12,355	11,013
2.687% due 04/22/2032 •		10,000	9,211
2.972% due 07/21/2052 •		14,400	12,383
3.194% due 07/23/2030 •		30,600	29,644
3.311% due 04/22/2042 •		23,000	21,368
3.419% due 12/20/2028 •(j)		85,251	84,453
3.593% due 07/21/2028 •		13,900	13,943
3.974% due 02/07/2030 •		14,862	15,119
4.083% due 03/20/2051 •		7,900	8,213
4.271% due 07/23/2029 •		3,000	3,098
7.750% due 05/14/2038		10,200	14,276
8.050% due 06/15/2027		3,180	3,758

Bank of America NA
6.000% due 10/15/2036		9,200	11,245

Bank of Nova Scotia
4.900% due 06/04/2025 •(f)(g)		8,900	8,922

Banque Federative du Credit Mutuel SA
0.984% (US0003M + 0.730%) due 07/20/2022 ~		500	500

Barclays PLC
3.250% due 01/17/2033	GBP	2,400	3,109
3.330% due 11/24/2042 •		$6,000	5,229
4.337% due 01/10/2028		4,400	4,477
4.338% due 05/16/2024 •		15,000	15,239
4.375% due 01/12/2026		5,000	5,109
4.950% due 01/10/2047		4,585	4,973
4.972% due 05/16/2029 •		40,987	42,936
5.088% due 06/20/2030 •		2,075	2,156
6.125% due 12/15/2025 •(f)(g)		29,800	30,470
7.125% due 06/15/2025 •(f)(g)	GBP	8,400	11,637
7.250% due 03/15/2023 •(f)(g)		1,300	1,757
7.750% due 09/15/2023 •(f)(g)		$10,700	11,118
7.875% due 09/15/2022 •(f)(g)	GBP	1,100	1,475

BBVA Bancomer SA
6.750% due 09/30/2022		$10,000	10,176

Berkshire Hathaway Finance Corp.
2.875% due 03/15/2032		7,900	7,669
3.850% due 03/15/2052		13,600	13,924
4.200% due 08/15/2048		13,700	14,760
4.250% due 01/15/2049		5,000	5,500

Berkshire Hathaway, Inc.
4.500% due 02/11/2043		745	820

BGC Partners, Inc.
4.375% due 12/15/2025		6,100	6,150
5.375% due 07/24/2023		20,500	20,979

Blackstone Holdings Finance Co. LLC
2.000% due 01/30/2032		7,200	6,284
2.800% due 09/30/2050		8,550	6,920
3.200% due 01/30/2052		43,000	37,310
3.500% due 09/10/2049		5,500	5,093
4.000% due 10/02/2047		8,400	8,424

Blackstone Private Credit Fund
4.700% due 03/24/2025		7,100	7,207

Blackstone Secured Lending Fund
2.750% due 09/16/2026		8,300	7,719

94	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Block Financial LLC
2.500% due 07/15/2028		$6,700	$6,126

Blue Owl Finance LLC
3.125% due 06/10/2031		28,800	24,557
4.125% due 10/07/2051		10,500	8,353
4.375% due 02/15/2032		11,000	10,338

BNP Paribas SA
2.871% due 04/19/2032 •		6,200	5,651
3.052% due 01/13/2031 •		15,100	14,152
3.132% due 01/20/2033 •		39,400	36,509
4.625% due 02/25/2031 •(f)(g)		13,650	12,217
5.198% due 01/10/2030 •		3,400	3,630
6.625% due 03/25/2024 •(f)(g)		10,500	10,886
7.375% due 08/19/2025 •(f)(g)		6,400	6,900

BOC Aviation Ltd.
4.000% due 01/25/2024		1,000	1,009

Brighthouse Financial, Inc.
3.850% due 12/22/2051		13,100	10,957
4.700% due 06/22/2047		5,355	5,222

Brookfield Finance LLC
3.450% due 04/15/2050		19,000	16,740

Brookfield Finance, Inc.
2.724% due 04/15/2031		150	139
3.500% due 03/30/2051		14,900	13,297
3.625% due 02/15/2052		33,900	30,526
4.700% due 09/20/2047		34,350	36,557

Brown & Brown, Inc.
4.500% due 03/15/2029		10,300	10,660
4.950% due 03/17/2052		14,800	15,847

Camden Property Trust
3.350% due 11/01/2049		1,400	1,311

Cantor Fitzgerald LP
6.500% due 06/17/2022		25,450	25,674

Carlyle Finance LLC
5.650% due 09/15/2048		5,700	6,626

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		3,600	3,542

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		12,213	13,510

Charles Schwab Corp.
2.900% due 03/03/2032		12,500	12,052
5.000% due 06/01/2027 •(f)		7,200	7,191

Chubb INA Holdings, Inc.
2.850% due 12/15/2051		10,000	8,710
3.050% due 12/15/2061		10,000	8,643

CI Financial Corp.
3.200% due 12/17/2030		2,500	2,282
4.100% due 06/15/2051		38,200	33,821

Cibanco SA Ibm
4.962% due 07/18/2029		7,200	7,233

Citigroup, Inc.
2.561% due 05/01/2032 •(h)		12,500	11,297
2.572% due 06/03/2031 •(h)		4,000	3,672
3.200% due 10/21/2026		21,350	21,206
3.400% due 05/01/2026		830	837
3.668% due 07/24/2028 •		17,500	17,525
3.785% due 03/17/2033 •(h)		18,500	18,361
4.075% due 04/23/2029 •		49,500	50,502
8.125% due 07/15/2039		39,491	59,975

CME Group, Inc.
2.650% due 03/15/2032		10,000	9,579
4.150% due 06/15/2048		6,100	6,644
5.300% due 09/15/2043		1,125	1,379

Commonwealth Bank of Australia
3.784% due 03/14/2032 (g)		13,700	13,258

Cooperatieve Rabobank UA
3.758% due 04/06/2033 •(a)		42,900	42,827
4.625% due 12/29/2025 •(f)(g)	EUR	9,200	10,422

Corebridge Financial, Inc.
3.900% due 04/05/2032 (a)		$21,500	21,468
4.350% due 04/05/2042 (a)		10,400	10,397
4.400% due 04/05/2052 (a)		31,700	31,695

Corporate Office Properties LP
2.250% due 03/15/2026		3,600	3,435
2.900% due 12/01/2033		5,500	4,862

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Country Garden Holdings Co. Ltd.
3.125% due 10/22/2025		$5,100	$3,787

Credit Suisse AG
6.500% due 08/08/2023 (g)		47,877	49,208

Credit Suisse Group AG
2.593% due 09/11/2025 •		4,500	4,351
3.091% due 05/14/2032 •		57,529	51,979
3.750% due 03/26/2025		26,250	26,172
3.800% due 06/09/2023		2,400	2,423
3.869% due 01/12/2029 •		10,550	10,310
4.194% due 04/01/2031 •		2,250	2,224
4.207% due 06/12/2024 •		250	252
4.282% due 01/09/2028		17,400	17,400
4.550% due 04/17/2026		13,000	13,238
4.875% due 05/15/2045		7,275	7,563

Crown Castle International Corp.
2.250% due 01/15/2031		3,753	3,313
3.100% due 11/15/2029		7,500	7,116
3.250% due 01/15/2051		36,700	30,845
3.800% due 02/15/2028		14,700	14,712
4.000% due 11/15/2049		39,410	37,324
4.300% due 02/15/2029		4,400	4,525
4.450% due 02/15/2026		17,395	17,934
4.750% due 05/15/2047		16,840	17,743
5.200% due 02/15/2049		18,710	20,931

CubeSmart LP
2.500% due 02/15/2032		12,800	11,474

CyrusOne LP
3.450% due 11/15/2029		2,000	2,061

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		12,500	12,210

Danske Bank AS
5.375% due 01/12/2024		1,500	1,547

Deutsche Bank AG
2.625% due 12/16/2024	GBP	12,200	15,789
2.625% due 02/12/2026	EUR	11,600	13,132
3.035% due 05/28/2032 •(h)		$23,710	21,345
3.547% due 09/18/2031 •		27,250	25,739
3.729% due 01/14/2032 •(h)		28,800	25,730
3.742% due 01/07/2033 •		17,700	15,666
3.875% due 02/12/2024	GBP	3,900	5,180
3.961% due 11/26/2025 •		$14,600	14,602

Digital Realty Trust LP
3.700% due 08/15/2027		500	504
4.450% due 07/15/2028		10,900	11,363

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		36,000	34,373

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		4,113	4,083

Duke Realty LP
3.050% due 03/01/2050		1,000	857

EPR Properties
3.750% due 08/15/2029		10,760	10,085
4.500% due 04/01/2025		200	202
4.500% due 06/01/2027		9,325	9,210
4.750% due 12/15/2026		100	100
4.950% due 04/15/2028		7,000	7,012

Equinix, Inc.
3.000% due 07/15/2050		17,681	14,469
3.400% due 02/15/2052		11,300	9,825
3.900% due 04/15/2032 (a)		54,700	54,412

Equitable Holdings, Inc.
3.900% due 04/20/2023		520	527
4.350% due 04/20/2028		12,407	12,697
5.000% due 04/20/2048		36,475	39,138

ERP Operating LP
4.500% due 07/01/2044		1,445	1,576

Erste Group Bank AG
4.250% due 10/15/2027 •(f)(g)	EUR	8,000	8,450

Essential Properties LP
2.950% due 07/15/2031		$5,000	4,385

Essex Portfolio LP
2.550% due 06/15/2031		7,500	6,845
2.650% due 09/01/2050		14,400	11,210
3.625% due 05/01/2027		10,700	10,860
4.500% due 03/15/2048		3,900	4,160

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Everest Reinsurance Holdings, Inc.
3.125% due 10/15/2052	$8,300	$6,890
3.500% due 10/15/2050	3,000	2,688

Extra Space Storage LP
2.350% due 03/15/2032	3,000	2,638
3.900% due 04/01/2029	2,900	2,909

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030	7,200	7,413
4.850% due 04/17/2028	18,100	18,774

Farmers Insurance Exchange
4.747% due 11/01/2057 •	21,600	22,692

First American Financial Corp.
4.000% due 05/15/2030	3,300	3,314
4.300% due 02/01/2023	18,250	18,509

FMR LLC
5.150% due 02/01/2043	1,550	1,759
6.450% due 11/15/2039	500	641

Ford Holdings LLC
9.300% due 03/01/2030	14,575	18,077

Ford Motor Credit Co. LLC
1.383% (US0003M + 1.080%) due 08/03/2022 ~	524	522
1.741% (US0003M + 1.235%) due 02/15/2023 ~	3,131	3,108
3.550% due 10/07/2022	20,000	20,035
5.584% due 03/18/2024	54,000	55,599

Franklin Resources, Inc.
2.950% due 08/12/2051	2,800	2,323

FS KKR Capital Corp.
3.125% due 10/12/2028	17,400	15,546

General Motors Financial Co., Inc.
2.306% (US0003M + 1.310%) due 06/30/2022 ~	2,000	2,004
5.100% due 01/17/2024	16,015	16,565

GLP Capital LP
3.250% due 01/15/2032	2,300	2,091
4.000% due 01/15/2030	13,040	12,680
4.000% due 01/15/2031	3,100	3,011
5.300% due 01/15/2029	28,800	30,304
5.750% due 06/01/2028	1,166	1,257

Goldman Sachs Group, Inc.
2.615% due 04/22/2032 •	4,000	3,644
3.102% due 02/24/2033 •	4,200	3,963
3.436% due 02/24/2043 •	14,100	13,093
3.691% due 06/05/2028 •	22,244	22,296
4.017% due 10/31/2038 •	100	101
4.411% due 04/23/2039 •	10,300	10,900
6.250% due 02/01/2041	12,925	16,743
6.750% due 10/01/2037	104,000	131,418

Golub Capital BDC, Inc.
2.050% due 02/15/2027	21,800	19,339

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	21,200	21,934

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	21,450	21,445

Great-West Lifeco Finance Delaware LP
4.150% due 06/03/2047	3,200	3,286

Guardian Life Insurance Co. of America
4.850% due 01/24/2077	7,903	9,067

Hanover Insurance Group, Inc.
4.500% due 04/15/2026	6,600	6,875

Hartford Financial Services Group, Inc.
2.631% due 02/12/2067 •	3,600	3,188

Healthpeak Properties, Inc.
6.750% due 02/01/2041	3,500	4,632

High Street Funding Trust
4.682% due 02/15/2048	8,800	9,866

Highwoods Realty LP
2.600% due 02/01/2031	2,700	2,454
4.200% due 04/15/2029	2,198	2,246

Hill City Funding Trust
4.046% due 08/15/2041	15,000	12,614

HSBC Bank USA NA
7.000% due 01/15/2039	11,450	15,612

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	95

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
2.357% due 08/18/2031 •		$4,600	$4,088
2.804% due 05/24/2032 •(j)		78,700	71,666
2.848% due 06/04/2031 •		6,800	6,297
3.803% due 03/11/2025 •		9,957	10,009
3.900% due 05/25/2026		4,500	4,548
3.973% due 05/22/2030 •		4,000	4,008
4.000% due 03/09/2026 •(f)(g)		7,200	6,844
4.300% due 03/08/2026		21,131	21,704
4.583% due 06/19/2029 •		7,050	7,264
4.600% due 12/17/2030 •(f)(g)		3,200	2,864
4.700% due 03/09/2031 •(f)(g)		7,600	6,830
4.950% due 03/31/2030		4,600	4,922
5.875% due 09/28/2026 •(f)(g)	GBP	26,400	34,895
6.100% due 01/14/2042		$10,850	13,763
6.500% due 03/23/2028 •(f)(g)		95,300	97,206
6.500% due 09/15/2037		18,115	22,122
6.800% due 06/01/2038		4,300	5,384
7.000% due 04/07/2038	GBP	1,900	3,312
7.625% due 05/17/2032		$11,547	14,702

Hudson Pacific Properties LP
3.250% due 01/15/2030		7,600	7,275
3.950% due 11/01/2027		5,600	5,633
4.650% due 04/01/2029		7,537	7,912

ING Groep NV
2.727% due 04/01/2032 •		7,500	6,893
4.252% due 03/28/2033 •		9,800	10,099
4.625% due 01/06/2026		400	414
5.750% due 11/16/2026 •(f)(g)		8,600	8,654

Intercontinental Exchange, Inc.
3.000% due 06/15/2050		9,400	8,271
3.000% due 09/15/2060		3,200	2,727
4.250% due 09/21/2048		1,800	1,937

Intesa Sanpaolo SpA
4.000% due 09/23/2029		8,000	7,782

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031		3,200	2,738
2.700% due 01/15/2034		6,600	5,786
4.150% due 04/15/2032 (a)		14,500	14,826

Itau Unibanco Holding SA
5.125% due 05/13/2023		450	463
5.500% due 08/06/2022		6,900	6,988

JAB Holdings BV
2.200% due 11/23/2030		4,700	4,198
3.750% due 05/28/2051		1,500	1,388

Jefferies Group LLC
6.500% due 01/20/2043		23,700	28,484

JPMorgan Chase & Co.
2.739% due 10/15/2030 •		6,375	6,031
2.963% due 01/25/2033 •		31,000	29,257
3.328% due 04/22/2052 •		4,200	3,901
3.509% due 01/23/2029 •		23,200	23,117
3.702% due 05/06/2030 •		5,000	5,033
3.897% due 01/23/2049 •		14,850	15,090
4.005% due 04/23/2029 •		15,000	15,353
5.600% due 07/15/2041		21,340	25,940
6.400% due 05/15/2038		4,508	5,895

Kilroy Realty LP
2.650% due 11/15/2033		15,200	13,199
3.050% due 02/15/2030		1,500	1,405
4.250% due 08/15/2029		12,400	12,749
4.750% due 12/15/2028		2,000	2,100

KKR Financial Holdings LLC
5.400% due 05/23/2033		15,900	16,160

KKR Group Finance Co. LLC
3.500% due 08/25/2050		31,450	27,556
3.625% due 02/25/2050		26,000	23,336

La Mondiale SAM
2.125% due 06/23/2031	EUR	6,000	6,192

Lazard Group LLC
4.500% due 09/19/2028		$400	412

Legg Mason, Inc.
5.625% due 01/15/2044		18,493	22,276

Liberty Mutual Group, Inc.
3.950% due 05/15/2060		20,300	18,546
4.300% due 02/01/2061		14,500	11,559

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Life Storage LP
3.875% due 12/15/2027		$1,100	$1,115

Lloyds Bank PLC
0.000% due 04/02/2032 þ		29,200	20,019

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		10,200	9,976
4.375% due 03/22/2028		3,400	3,479
4.450% due 05/08/2025		500	513
4.550% due 08/16/2028		32,500	33,568
7.500% due 09/27/2025 •(f)(g)		20,800	22,115

LSEGA Financing PLC
3.200% due 04/06/2041		9,700	8,761

M&G PLC
5.560% due 07/20/2055 •	GBP	1,900	2,697

Marsh & McLennan Cos., Inc.
4.200% due 03/01/2048		$5,800	6,026
4.350% due 01/30/2047		4,800	5,091
4.900% due 03/15/2049		13,100	15,220

Massachusetts Mutual Life Insurance Co.
3.729% due 10/15/2070		11,166	10,069
4.900% due 04/01/2077		4,800	5,286
5.077% due 02/15/2069 •		27,500	30,093

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		7,100	7,490

MetLife, Inc.
9.250% due 04/08/2068		51,066	66,462
10.750% due 08/01/2069		5,132	7,487

Mid-America Apartments LP
3.600% due 06/01/2027		300	301
4.300% due 10/15/2023		11,900	12,105

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		13,900	12,325
2.309% due 07/20/2032 •		3,000	2,691
3.751% due 07/18/2039		16,200	15,965
4.153% due 03/07/2039		7,700	7,979
4.286% due 07/26/2038		7,900	8,289

Mizuho Financial Group, Inc.
1.979% due 09/08/2031 •		18,400	16,112
2.172% due 05/22/2032 •		7,400	6,500
2.201% due 07/10/2031 •		14,800	13,165

Morgan Stanley
0.000% due 04/02/2032 þ(h)		62,100	45,965
2.239% due 07/21/2032 •		30,000	26,624
2.802% due 01/25/2052 •		1,000	836
2.943% due 01/21/2033 •		12,300	11,549
3.217% due 04/22/2042 •		15,200	14,036
3.591% due 07/22/2028 •		400	402
3.875% due 01/27/2026		4,095	4,177
6.375% due 07/24/2042		24,050	32,324

Morgan Stanley Domestic Holdings, Inc.
3.800% due 08/24/2027		5,525	5,622
4.500% due 06/20/2028		7,885	8,192

MPT Operating Partnership LP
3.500% due 03/15/2031		3,200	2,977

Mutual of Omaha Insurance Co.
4.297% due 07/15/2054 •		21,370	21,152

Nasdaq, Inc.
2.500% due 12/21/2040		6,000	4,844
3.950% due 03/07/2052		1,800	1,752

National Health Investors, Inc.
3.000% due 02/01/2031		10,600	9,239

National Retail Properties, Inc.
2.500% due 04/15/2030		500	460
3.500% due 04/15/2051		3,800	3,354

Nationwide Building Society
3.960% due 07/18/2030 •		26,756	26,719
4.000% due 09/14/2026		9,400	9,445
4.302% due 03/08/2029 •		5,500	5,543

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		10,000	9,949

Nationwide Mutual Insurance Co.
4.350% due 04/30/2050		2,250	2,249
9.375% due 08/15/2039		32,300	49,350

Natwest Group PLC
1.750% due 03/02/2026 •	EUR	1,000	1,114

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NatWest Group PLC
2.500% due 03/22/2023	EUR	3,900	$4,422
4.269% due 03/22/2025 •		$33,160	33,561
4.445% due 05/08/2030 •		5,200	5,343

Natwest Group PLC
4.600% due 06/28/2031 •(f)(g)		27,100	23,916
4.800% due 04/05/2026		4,650	4,812
4.892% due 05/18/2029 •		32,700	34,039
5.076% due 01/27/2030 •		46,350	49,433
6.000% due 12/29/2025 •(f)(g)		18,900	19,347

Neuberger Berman Group LLC
4.500% due 03/15/2027		6,200	6,488
4.875% due 04/15/2045		13,688	14,577

New York Life Insurance Co.
4.450% due 05/15/2069		16,700	17,434
5.875% due 05/15/2033		1,000	1,194
6.750% due 11/15/2039		5,750	7,639

Nippon Life Insurance Co.
2.750% due 01/21/2051 •		36,900	33,207
5.100% due 10/16/2044 •		15,650	16,138

Nissan Motor Acceptance Co. LLC
1.656% due 09/28/2022 •		400	399
2.000% due 03/09/2026		39,200	35,910
2.600% due 09/28/2022		3,600	3,601
2.750% due 03/09/2028		11,000	9,935
3.450% due 03/15/2023		215	216
3.875% due 09/21/2023		8,000	8,050

Nomura Holdings, Inc.
1.653% due 07/14/2026		4,100	3,777
2.172% due 07/14/2028		15,900	14,301
2.608% due 07/14/2031		12,400	11,166
2.679% due 07/16/2030		8,000	7,283
2.999% due 01/22/2032		15,600	14,389
3.103% due 01/16/2030		4,700	4,433

Nordea Bank Abp
3.750% due 03/01/2029 •(f)(g)		7,200	6,198

Northwestern Mutual Life Insurance Co.
3.450% due 03/30/2051		32,900	29,968
3.625% due 09/30/2059		64,790	58,977
3.850% due 09/30/2047		10,340	10,135
6.063% due 03/30/2040		1	1

Ohio National Life Insurance Co.
6.875% due 06/15/2042		400	463

Old Republic International Corp.
3.850% due 06/11/2051		37,900	35,308

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031		500	459
3.625% due 10/01/2029		4,000	3,785
4.750% due 01/15/2028		7,900	8,047
5.250% due 01/15/2026		15,000	15,573

OneAmerica Financial Partners, Inc.
4.250% due 10/15/2050		5,400	5,228

Ontario Teachers’ Cadillac Fairview Properties Trust
3.875% due 03/20/2027		3,900	3,998

Owl Rock Capital Corp.
2.875% due 06/11/2028		2,600	2,273

Pacific Life Insurance Co.
9.250% due 06/15/2039		113,331	176,024

Pacific LifeCorp
3.350% due 09/15/2050		5,700	5,237

Penn Mutual Life Insurance Co.
3.800% due 04/29/2061		40,000	35,717
7.625% due 06/15/2040		32,535	43,801

Physicians Realty LP
3.950% due 01/15/2028		7,900	7,979
4.300% due 03/15/2027		4,100	4,203

Pine Street Trust
4.572% due 02/15/2029		25,000	26,056
5.568% due 02/15/2049		25,300	28,293

Pinnacol Assurance
8.625% due 06/25/2034 «(h)		24,000	28,076

Piper Sandler Cos.
5.200% due 10/15/2023		23,000	22,891

Progressive Corp.
3.700% due 01/26/2045		1,390	1,363

96	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.700% due 03/15/2052		$6,000	$6,051
4.125% due 04/15/2047		1,700	1,797

Prudential Financial, Inc.
3.700% due 03/13/2051		2,000	1,963
3.935% due 12/07/2049		2,013	2,055
5.125% due 03/01/2052 •		8,400	8,502

Rayonier LP
2.750% due 05/17/2031		7,500	6,862

Realty Income Corp.
3.400% due 01/15/2028		16,100	16,077
3.950% due 08/15/2027		11,848	12,187
4.650% due 03/15/2047		1,150	1,285

Regency Centers LP
2.950% due 09/15/2029		1,000	954
4.125% due 03/15/2028		1,100	1,139
4.400% due 02/01/2047		5,700	5,873
4.650% due 03/15/2049		1,500	1,622

Rexford Industrial Realty LP
2.125% due 12/01/2030		11,800	10,333

Sabra Health Care LP
3.200% due 12/01/2031		15,350	13,724
3.900% due 10/15/2029		3,368	3,243

Sammons Financial Group, Inc.
3.350% due 04/16/2031		18,300	16,887

Santander Holdings USA, Inc.
4.400% due 07/13/2027		5,200	5,298

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •		15,160	13,745
3.823% due 11/03/2028 •		55,945	55,082
7.375% due 06/24/2022 •(f)(g)	GBP	600	798

SBA Tower Trust
2.328% due 07/15/2052		$10,300	9,770

Sberbank of Russia Via SB Capital SA
5.125% due 10/29/2022		8,575	857

Selective Insurance Group, Inc.
5.375% due 03/01/2049		8,800	9,818

Service Properties Trust
4.750% due 10/01/2026		5,000	4,581

SMBC Aviation Capital Finance DAC
2.300% due 06/15/2028		4,200	3,730

Societe Generale SA
3.337% due 01/21/2033 •		27,260	25,107

Sompo International Holdings Ltd.
4.700% due 10/15/2022		3,000	3,025

Spirit Realty LP
2.700% due 02/15/2032		11,400	10,275
3.200% due 02/15/2031		11,100	10,612
3.400% due 01/15/2030		9,025	8,740
4.000% due 07/15/2029		200	202
4.450% due 09/15/2026		2,350	2,425

Standard Chartered PLC
3.265% due 02/18/2036 •		17,000	15,264
3.603% due 01/12/2033 •		4,700	4,356
4.750% due 01/14/2031 •(f)(g)		16,900	15,305

Stifel Financial Corp.
4.000% due 05/15/2030		5,600	5,670

STORE Capital Corp.
2.750% due 11/18/2030		1,900	1,723

Sumitomo Life Insurance Co.
3.375% due 04/15/2081 •		16,300	15,707

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		37,100	33,238
2.750% due 01/15/2030		2,700	2,536
3.040% due 07/16/2029		11,300	10,880

Sun Communities Operating LP
2.700% due 07/15/2031		6,800	6,146

Svenska Handelsbanken AB
4.750% due 03/01/2031 •(f)(g)		6,000	5,800

Synchrony Financial
2.875% due 10/28/2031		12,000	10,659
4.500% due 07/23/2025		600	613

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		30,000	26,678
4.270% due 05/15/2047		11,300	11,987

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.900% due 09/15/2044		$18,400	$20,358
6.850% due 12/16/2039		5,129	6,745

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	315	495

Texas Capital Bancshares, Inc.
4.000% due 05/06/2031 •		$9,000	8,791

Transatlantic Holdings, Inc.
8.000% due 11/30/2039		7,933	11,479

Travelers Cos., Inc.
4.050% due 03/07/2048		4,000	4,156

Trust Fibra Uno
6.390% due 01/15/2050		23,500	23,752
6.950% due 01/30/2044 (j)		5,255	5,607
6.950% due 01/30/2044		20,015	21,355

Trustage Financial Group, Inc.
4.625% due 04/15/2032		54,700	54,959

UBS AG
5.125% due 05/15/2024 (g)		17,121	17,546
7.625% due 08/17/2022 (g)		77,600	78,775

UBS Group AG
2.746% due 02/11/2033 •		9,400	8,552
3.179% due 02/11/2043 •		1,100	979
4.125% due 09/24/2025		400	408
4.125% due 04/15/2026		34,600	35,271
4.875% due 02/12/2027 •(f)(g)		11,400	11,026
5.125% due 07/29/2026 •(f)(g)		15,100	15,198

UDR, Inc.
3.500% due 07/01/2027		3,323	3,337

UniCredit SpA
3.127% due 06/03/2032 •		7,800	6,869
7.830% due 12/04/2023		78,050	82,982

Unum Group
4.500% due 12/15/2049		2,000	1,849

Vanke Real Estate Hong Kong Co. Ltd.
3.500% due 11/12/2029		200	180
5.350% due 03/11/2024		800	809

Ventas Realty LP
4.125% due 01/15/2026		600	614
4.400% due 01/15/2029		1,900	2,000
4.875% due 04/15/2049		5,800	6,388

Vonovia Finance BV
5.000% due 10/02/2023		2,200	2,253

Voya Financial, Inc.
4.700% due 01/23/2048 •		8,300	7,779

W R Berkley Corp.
4.000% due 05/12/2050		4,900	4,774

Wells Fargo & Co.
2.393% due 06/02/2028 •		16,500	15,621
2.572% due 02/11/2031 •		21,200	19,722
2.879% due 10/30/2030 •		43,600	41,487
3.000% due 04/22/2026		8,100	8,029
3.068% due 04/30/2041 •		11,200	10,104
3.196% due 06/17/2027 •		4,000	3,951
3.300% due 09/09/2024		2,000	2,022
3.350% due 03/02/2033 •		4,800	4,670
3.584% due 05/22/2028 •		34,600	34,588
5.375% due 11/02/2043		17,925	20,869
7.950% due 11/15/2029		1,000	1,278

Wells Fargo Bank NA
5.850% due 02/01/2037		5,901	7,095
5.950% due 08/26/2036		800	963
6.600% due 01/15/2038		22,877	30,049

Welltower, Inc.
4.950% due 09/01/2048		3,500	3,945
6.500% due 03/15/2041		29,850	38,474

Weyerhaeuser Co.
3.375% due 03/09/2033		3,800	3,707
4.000% due 04/15/2030		2,700	2,784
6.875% due 12/15/2033		14,477	17,963
6.950% due 10/01/2027		4,500	5,227
7.375% due 03/15/2032		39,647	50,647

Willis North America, Inc.
3.875% due 09/15/2049		13,550	12,364

WP Carey, Inc.
4.000% due 02/01/2025		1,600	1,636

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

XLIT Ltd.
5.500% due 03/31/2045		$14,450	$17,143

			7,121,391

INDUSTRIALS 39.0%

7-Eleven, Inc.
2.500% due 02/10/2041		4,470	3,621
2.800% due 02/10/2051		24,700	19,983

AbbVie, Inc.
4.250% due 11/21/2049		6,800	7,082
4.300% due 05/14/2036		23,400	24,489
4.400% due 11/06/2042		44,212	46,780
4.450% due 05/14/2046		33,650	35,859
4.500% due 05/14/2035		36,177	38,914
4.550% due 03/15/2035		565	608
4.700% due 05/14/2045		21,000	22,889
4.850% due 06/15/2044		51,900	57,763

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047		7,900	8,389

Activision Blizzard, Inc.
2.500% due 09/15/2050		36,700	30,253
4.500% due 06/15/2047		7,455	8,486

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		6,300	5,711

Advocate Health & Hospitals Corp.
2.211% due 06/15/2030		11,150	10,324

AEP Transmission Co. LLC
3.150% due 09/15/2049		6,000	5,338
3.650% due 04/01/2050		2,700	2,616
3.750% due 12/01/2047		1,100	1,085
4.250% due 09/15/2048		1,474	1,558

Aeroporti di Roma SpA
1.750% due 07/30/2031	EUR	4,600	4,670

Aetna, Inc.
4.750% due 03/15/2044		$50	55
6.750% due 12/15/2037		4,085	5,241

Air Canada Pass-Through Trust
4.125% due 11/15/2026		11,496	11,184
5.250% due 10/01/2030		6,994	7,233

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		17,472	17,904

Alcon Finance Corp.
3.000% due 09/23/2029		500	479

Alibaba Group Holding Ltd.
2.125% due 02/09/2031		17,500	15,240
2.700% due 02/09/2041		38,869	29,677
3.150% due 02/09/2051		1,150	893
3.250% due 02/09/2061		24,200	18,254
3.600% due 11/28/2024		14,000	14,065
4.000% due 12/06/2037		21,700	20,420
4.200% due 12/06/2047		17,900	16,634
4.400% due 12/06/2057		7,600	7,181
4.500% due 11/28/2034		10,850	10,868

Altria Group, Inc.
3.875% due 09/16/2046		9,080	7,720
5.950% due 02/14/2049		22,500	24,453
6.200% due 02/14/2059		6,929	7,766

Amazon.com, Inc.
2.500% due 06/03/2050		4,500	3,769
2.700% due 06/03/2060		900	746
2.875% due 05/12/2041		3,000	2,776
3.100% due 05/12/2051		21,300	20,089
3.250% due 05/12/2061		55,500	52,242
4.250% due 08/22/2057		34,800	39,551
4.950% due 12/05/2044		475	579

American Airlines Pass-Through Trust
2.875% due 01/11/2036		14,800	13,415
3.000% due 04/15/2030		540	503
3.150% due 08/15/2033		7,618	7,181
3.200% due 12/15/2029		6,173	5,874
3.350% due 04/15/2031		2,189	2,103
3.375% due 11/01/2028		7,034	6,777
3.500% due 08/15/2033		3,477	3,123
3.575% due 07/15/2029		2,583	2,461
3.600% due 03/22/2029		5,764	5,615

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	97

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.600% due 04/15/2031	$3,125	$2,890
3.650% due 02/15/2029	2,424	2,354
3.700% due 04/01/2028	3,940	3,810
4.000% due 01/15/2027	3,419	3,179
4.375% due 04/01/2024	354	354

Amgen, Inc.
2.800% due 08/15/2041	3,700	3,187
3.375% due 02/21/2050	10,300	9,325
4.400% due 05/01/2045	1,000	1,054
4.563% due 06/15/2048	11,574	12,495
4.663% due 06/15/2051	172,113	190,222
4.950% due 10/01/2041	4,650	5,199

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028	9,100	8,555
3.750% due 10/01/2030	5,600	5,247

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	100,000	107,522
4.900% due 02/01/2046	164,610	183,333

Anheuser-Busch InBev Finance, Inc.
4.900% due 02/01/2046	500	557

Anheuser-Busch InBev Worldwide, Inc.
3.750% due 07/15/2042	300	286
4.350% due 06/01/2040	24,000	25,038
4.375% due 04/15/2038	11,300	11,902
4.439% due 10/06/2048	16,601	17,431
4.600% due 04/15/2048	7,282	7,885
4.600% due 06/01/2060	25,000	26,669
4.750% due 04/15/2058	20,800	22,662
4.950% due 01/15/2042	5,800	6,425
5.450% due 01/23/2039	12,150	14,234
5.550% due 01/23/2049	15,105	18,490
5.800% due 01/23/2059	54,300	68,833

Anthem, Inc.
3.600% due 03/15/2051	4,350	4,179
3.700% due 09/15/2049	5,640	5,507
4.375% due 12/01/2047	30,200	32,471
4.550% due 03/01/2048	7,500	8,327
4.625% due 05/15/2042	7,700	8,441
4.650% due 01/15/2043	2,605	2,854
5.100% due 01/15/2044	13,244	15,321

Apple, Inc.
2.650% due 05/11/2050	5,600	4,893
2.800% due 02/08/2061	7,100	6,128
2.850% due 08/05/2061	8,400	7,275
2.950% due 09/11/2049	36,100	33,233
3.750% due 09/12/2047	31,600	33,000
3.850% due 08/04/2046 (j)	73,395	77,827
4.250% due 02/09/2047	15,076	16,968
4.375% due 05/13/2045	2,400	2,720

Aptiv PLC
3.100% due 12/01/2051	8,700	6,936
3.250% due 03/01/2032	10,000	9,491
4.150% due 05/01/2052	7,900	7,428
5.400% due 03/15/2049	10,000	10,964

Arrow Electronics, Inc.
2.950% due 02/15/2032	2,000	1,839
4.500% due 03/01/2023	2,100	2,130

AstraZeneca PLC
4.375% due 11/16/2045	1,400	1,568

Bacardi Ltd.
4.700% due 05/15/2028	5,200	5,417
5.150% due 05/15/2038	22,540	24,589
5.300% due 05/15/2048	28,300	31,747

BAE Systems PLC
3.000% due 09/15/2050	11,700	9,978
3.400% due 04/15/2030	7,700	7,598

Baidu, Inc.
2.375% due 08/23/2031 (j)	7,900	6,913

Baker Hughes Holdings LLC
5.125% due 09/15/2040	6,800	7,752

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	15,000	13,757

Barrick North America Finance LLC
5.700% due 05/30/2041	8,500	10,364

BAT Capital Corp.
4.390% due 08/15/2037	12,200	11,372
4.540% due 08/15/2047	23,333	20,884

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.758% due 09/06/2049	$4,200	$3,875

Baxter International, Inc.
3.132% due 12/01/2051	10,000	8,582

Bayer U.S. Finance LLC
4.200% due 07/15/2034	18,043	18,680
4.375% due 12/15/2028	9,800	10,032
4.400% due 07/15/2044	4,000	3,900
4.625% due 06/25/2038	900	937
4.875% due 06/25/2048	27,000	29,137

Becton Dickinson & Co.
3.794% due 05/20/2050	10,700	10,406

Beth Israel Lahey Health, Inc.
3.080% due 07/01/2051	14,000	12,125

Bio-Rad Laboratories, Inc.
3.700% due 03/15/2032	25,000	24,741

Biogen, Inc.
3.250% due 02/15/2051	7,181	5,957

Boardwalk Pipelines LP
3.600% due 09/01/2032	15,000	14,321

Boeing Co.
3.250% due 02/01/2035	1,755	1,570
3.600% due 05/01/2034	7,870	7,355
3.625% due 02/01/2031	3,300	3,218
3.650% due 03/01/2047	1,945	1,658
3.750% due 02/01/2050	3,200	2,859
3.825% due 03/01/2059	4,515	3,725
3.950% due 08/01/2059	4,500	3,914
4.508% due 05/01/2023	16,855	17,150
5.150% due 05/01/2030	49,156	52,498
5.705% due 05/01/2040	50,700	56,802
5.805% due 05/01/2050	88,190	102,147
5.930% due 05/01/2060	68,300	79,116

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050	12,000	10,226

Boston Scientific Corp.
6.750% due 11/15/2035	43,837	55,343
7.375% due 01/15/2040	42,000	60,624

BP Capital Markets America, Inc.
3.000% due 02/24/2050	2,200	1,909
3.060% due 06/17/2041	3,330	2,996

Bristol-Myers Squibb Co.
3.700% due 03/15/2052	12,600	12,701
3.900% due 02/20/2028	1,500	1,565
4.250% due 10/26/2049	17,900	19,602
4.350% due 11/15/2047	6,584	7,250

British Airways Pass-Through Trust
3.300% due 06/15/2034	20,989	19,901
3.350% due 12/15/2030	2,029	1,925
4.250% due 05/15/2034	1,407	1,411

Broadcom, Inc.
2.600% due 02/15/2033	41,901	36,447
3.137% due 11/15/2035	57,112	50,435
3.187% due 11/15/2036	2,674	2,327
3.419% due 04/15/2033	24,710	23,108
3.469% due 04/15/2034	94,812	88,007
3.500% due 02/15/2041	26,100	23,312
4.150% due 11/15/2030	10,576	10,736
4.150% due 04/15/2032 (a)	44,100	44,003
4.300% due 11/15/2032	16,550	16,828

Buckeye Partners LP
5.600% due 10/15/2044	3,800	3,193

Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	9,350	10,125
4.450% due 03/15/2043 (j)	58,500	64,275

Cameron LNG LLC
3.402% due 01/15/2038	26,700	24,965

Campbell Soup Co.
3.125% due 04/24/2050	10,200	8,519

Canadian Natural Resources Ltd.
2.950% due 07/15/2030	2,400	2,286
5.850% due 02/01/2035	8,600	9,668
6.450% due 06/30/2033	3,376	4,002

Canadian Pacific Railway Co.
6.125% due 09/15/2115	51,558	66,194

Carrier Global Corp.
3.377% due 04/05/2040	2,000	1,823

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.577% due 04/05/2050	$1,300	$1,194

CDW LLC
3.569% due 12/01/2031	11,800	10,954

Celeo Redes Operacion Chile SA
5.200% due 06/22/2047	3,753	3,825

Cellnex Finance Co. SA
3.875% due 07/07/2041	4,600	3,745

Celulosa Arauco y Constitucion SA
5.500% due 11/02/2047	9,000	9,132

Cenovus Energy, Inc.
5.250% due 06/15/2037	4,515	4,904
6.750% due 11/15/2039	16,900	20,931

Centene Corp.
2.450% due 07/15/2028	25,800	23,608
4.625% due 12/15/2029	3,300	3,332

CenterPoint Energy Resources Corp.
4.100% due 09/01/2047	2,000	2,040

CF Industries, Inc.
5.150% due 03/15/2034	22,325	24,847

Charter Communications Operating LLC
3.500% due 06/01/2041	24,107	20,096
3.500% due 03/01/2042	12,900	10,702
3.700% due 04/01/2051	6,700	5,541
3.750% due 02/15/2028	1,800	1,781
3.850% due 04/01/2061	93,400	75,383
3.900% due 06/01/2052	34,975	29,603
3.950% due 06/30/2062	15,000	12,182
4.200% due 03/15/2028	1,900	1,924
4.400% due 12/01/2061	72,238	63,141
4.800% due 03/01/2050	46,200	44,025
5.125% due 07/01/2049	49,500	49,257
5.250% due 04/01/2053	52,225	52,720
5.375% due 04/01/2038	10,000	10,295
5.375% due 05/01/2047	48,000	49,288
5.500% due 04/01/2063	3,100	3,128
5.750% due 04/01/2048	19,200	20,471
6.384% due 10/23/2035	25,681	29,071
6.484% due 10/23/2045	38,419	43,852
6.834% due 10/23/2055	8,000	9,513

Cheniere Corpus Christi Holdings LLC
2.742% due 12/31/2039	16,400	14,301
3.700% due 11/15/2029	5,000	4,992

Citrix Systems, Inc.
1.250% due 03/01/2026	7,600	7,398
4.500% due 12/01/2027	4,100	4,197

Coca-Cola Co.
2.500% due 03/15/2051	21,100	17,700
2.750% due 06/01/2060	7,500	6,375

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	10,900	13,021

Comcast Corp.
2.650% due 08/15/2062	20,400	15,793
2.800% due 01/15/2051	5,000	4,235
2.887% due 11/01/2051	3,299	2,795
2.937% due 11/01/2056	165,999	137,789
3.200% due 07/15/2036	1,300	1,246
3.450% due 02/01/2050	43,100	40,506
3.969% due 11/01/2047	57,110	58,264
3.999% due 11/01/2049	146,128	148,023
4.000% due 03/01/2048	12,260	12,628
5.650% due 06/15/2035	5,900	7,082
7.050% due 03/15/2033	6,875	8,991

CommonSpirit Health
3.347% due 10/01/2029	10,000	9,722
4.187% due 10/01/2049	2,100	2,098

Conagra Brands, Inc.
4.600% due 11/01/2025	6,541	6,780
5.400% due 11/01/2048	4,095	4,719
7.000% due 10/01/2028	1,800	2,129

ConocoPhillips Co.
3.800% due 03/15/2052	18,900	19,278

Constellation Brands, Inc.
4.100% due 02/15/2048	12,200	11,808
4.500% due 05/09/2047	8,100	8,346

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	3,971	3,965

98	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Continental Resources, Inc.
4.900% due 06/01/2044	$22,979	$22,783
5.750% due 01/15/2031	3,800	4,162

Corning, Inc.
5.450% due 11/15/2079	5,400	5,998

Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	2,000	1,946
4.500% due 08/01/2047 (j)	28,470	29,046
5.625% due 10/18/2043	2,200	2,546

CoStar Group, Inc.
2.800% due 07/15/2030	6,700	6,133

Cox Communications, Inc.
2.950% due 10/01/2050	4,900	3,872
4.500% due 06/30/2043	21,841	22,025
4.700% due 12/15/2042	4,070	4,239
4.800% due 02/01/2035	14,200	14,973

CRH America Finance, Inc.
4.400% due 05/09/2047	2,800	2,990
4.500% due 04/04/2048	8,390	9,040

CVS Health Corp.
3.625% due 04/01/2027	2,900	2,953
3.750% due 04/01/2030	4,900	4,992
4.125% due 04/01/2040	11,700	11,933
4.780% due 03/25/2038	1,559	1,708
5.050% due 03/25/2048	51,100	58,022
5.300% due 12/05/2043	7,100	8,288

CVS Pass-Through Trust
4.163% due 08/11/2036	8,425	8,296
4.704% due 01/10/2036	1,261	1,318
5.773% due 01/10/2033	1,052	1,150
5.880% due 01/10/2028	2,447	2,611
5.926% due 01/10/2034	24,609	27,269
6.036% due 12/10/2028	1,124	1,204
6.943% due 01/10/2030	23,818	26,663
7.507% due 01/10/2032	62,950	73,276
8.353% due 07/10/2031	11,764	14,108

DAE Funding LLC
1.550% due 08/01/2024	23,100	21,837

Daimler Trucks Finance North America LLC
2.375% due 12/14/2028	11,300	10,297
2.500% due 12/14/2031	8,904	7,802

Dell International LLC
3.450% due 12/15/2051	51,000	41,553
4.900% due 10/01/2026	20,600	21,628
5.300% due 10/01/2029	38,930	42,471
5.450% due 06/15/2023	4,355	4,489
6.020% due 06/15/2026	86,700	93,997
8.100% due 07/15/2036	10,633	14,018
8.350% due 07/15/2046	7,448	10,922

Delta Air Lines, Inc.
2.900% due 10/28/2024	12,700	12,435
3.750% due 10/28/2029 (j)	45,863	41,969
4.375% due 04/19/2028 (j)	4,000	3,843
4.500% due 10/20/2025	2,500	2,517
4.750% due 10/20/2028	3,150	3,180
7.000% due 05/01/2025	4,090	4,384
7.375% due 01/15/2026 (j)	35,442	38,529

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	33,750	45,315

Devon Energy Corp.
7.950% due 04/15/2032	5,535	7,204

Diamondback Energy, Inc.
4.250% due 03/15/2052	7,100	7,035

Discovery Communications LLC
4.000% due 09/15/2055	2,208	1,913
5.200% due 09/20/2047	30,665	32,021

DR Horton, Inc.
4.375% due 09/15/2022	800	804

DT Midstream, Inc.
4.300% due 04/15/2032 (a)	17,400	17,467

Eastern Gas Transmission & Storage, Inc.
4.600% due 12/15/2044	4,115	4,274
4.800% due 11/01/2043	800	845

eBay, Inc.
2.600% due 05/10/2031	1,600	1,472
3.650% due 05/10/2051	8,800	8,152

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ecopetrol SA
7.375% due 09/18/2043	$25,700	$25,993

El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	25,670	33,391

Embotelladora Andina SA
3.950% due 01/21/2050	3,600	3,305

Enbridge Energy Partners LP
5.500% due 09/15/2040	3,000	3,417
7.375% due 10/15/2045	19,792	27,575

Enbridge, Inc.
2.500% due 08/01/2033	25,000	22,246
3.400% due 08/01/2051	29,500	26,254
4.500% due 06/10/2044	10,948	11,122

Energy Transfer LP
3.600% due 02/01/2023	4,256	4,282
4.050% due 03/15/2025	800	812
4.250% due 03/15/2023	8,506	8,602
4.400% due 03/15/2027	800	815
4.500% due 04/15/2024	300	307
4.900% due 03/15/2035	21,073	21,377
4.950% due 01/15/2043	27,800	26,748
5.000% due 10/01/2022	900	907
5.000% due 05/15/2044	44,517	43,727
5.000% due 05/15/2050	3,300	3,352
5.150% due 02/01/2043	26,785	26,411
5.150% due 03/15/2045	42,386	42,923
5.300% due 04/01/2044	12,314	12,710
5.300% due 04/15/2047	21,690	22,374
5.350% due 05/15/2045	20,088	20,747
5.400% due 10/01/2047	5,038	5,294
5.800% due 06/15/2038	900	977
6.050% due 06/01/2041	1,900	2,116
6.100% due 02/15/2042	8,356	9,129
6.125% due 12/15/2045	38,548	42,653
6.500% due 02/01/2042	9,063	10,449
6.625% due 10/15/2036	22,002	24,843
7.500% due 07/01/2038	5,100	6,305

EnLink Midstream Partners LP
5.450% due 06/01/2047	13,800	11,654

Entergy Louisiana LLC
2.900% due 03/15/2051	7,400	6,414
3.100% due 06/15/2041	14,600	13,337
4.200% due 09/01/2048	1,410	1,483
5.000% due 07/15/2044	4,300	4,439

Enterprise Products Operating LLC
4.200% due 01/31/2050	10,568	10,522
4.450% due 02/15/2043	92,745	93,656
4.800% due 02/01/2049	3,575	3,829
4.850% due 08/15/2042	11,300	12,012
4.850% due 03/15/2044	42,362	45,039
4.875% due 08/16/2077 •	17,499	15,658
4.950% due 10/15/2054	500	546
5.100% due 02/15/2045	31,665	34,650
5.250% due 08/16/2077 •	7,101	6,682
5.750% due 03/01/2035	13,761	15,589
5.950% due 02/01/2041	1,863	2,216
6.450% due 09/01/2040	4,995	6,245

EQM Midstream Partners LP
4.000% due 08/01/2024	7,100	7,034

ERAC USA Finance LLC
7.000% due 10/15/2037	9,200	12,043

Expedia Group, Inc.
3.250% due 02/15/2030	5,343	5,093
4.625% due 08/01/2027	4,600	4,787

FactSet Research Systems, Inc.
3.450% due 03/01/2032	10,000	9,674

FedEx Corp.
3.875% due 08/01/2042	765	735
4.550% due 04/01/2046	18,300	19,216
4.750% due 11/15/2045	3,250	3,477
4.950% due 10/17/2048	14,000	15,596
5.100% due 01/15/2044	14,941	16,728

Fiserv, Inc.
4.400% due 07/01/2049	30,000	31,071

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	6,400	5,957
4.317% due 12/30/2039	55,500	51,869

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flex Ltd.
3.750% due 02/01/2026		$2,000	$2,002
4.875% due 05/12/2030		18,200	19,047

Ford Foundation
2.415% due 06/01/2050		3,800	3,145
2.815% due 06/01/2070		7,100	5,881

Fortune Brands Home & Security, Inc.
4.000% due 06/15/2025		2,700	2,750
4.500% due 03/25/2052		6,000	5,883

Fox Corp.
5.576% due 01/25/2049		1,800	2,099

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	3,000	3,210

Freeport-McMoRan, Inc.
5.400% due 11/14/2034		$7,400	8,228

Fresenius Medical Care U.S. Finance, Inc.
3.000% due 12/01/2031		27,100	24,638

Gazprom PJSC Via Gaz Capital SA
2.250% due 11/22/2024	EUR	3,900	1,704
3.125% due 11/17/2023		10,700	4,913
4.250% due 04/06/2024	GBP	12,600	6,621
5.150% due 02/11/2026		$24,500	10,443

GE Capital Funding LLC
4.550% due 05/15/2032		18,200	19,584

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		98,244	105,705

General Electric Co.
6.750% due 03/15/2032		3,995	5,043

General Motors Co.
5.150% due 04/01/2038		5,400	5,502

Gilead Sciences, Inc.
4.750% due 03/01/2046		6,200	6,898
4.800% due 04/01/2044		325	359

Glencore Finance Canada Ltd.
5.550% due 10/25/2042		8,730	9,688
6.900% due 11/15/2037		100	124

Global Payments, Inc.
4.150% due 08/15/2049		4,400	4,265

GNL Quintero SA
4.634% due 07/31/2029		4,412	4,467

GSK Consumer Healthcare Capital U.S. LLC
3.625% due 03/24/2032		1,700	1,700
4.000% due 03/24/2052		4,900	4,917

GTL Trade Finance, Inc.
7.250% due 04/16/2044		5,200	6,349

GTP Acquisition Partners LLC
3.482% due 06/15/2050		7,500	7,528

Halliburton Co.
7.450% due 09/15/2039		14,239	19,115

HCA, Inc.
3.500% due 07/15/2051		15,500	13,493
3.625% due 03/15/2032		18,500	18,150
4.500% due 02/15/2027		8,800	9,102
4.625% due 03/15/2052		27,300	27,596
4.750% due 05/01/2023		6,500	6,666
5.250% due 06/15/2049		10,000	10,995
5.500% due 06/15/2047		23,162	26,237

Heineken NV
4.350% due 03/29/2047		12,200	12,978

Helmerich & Payne, Inc.
2.900% due 09/29/2031		15,300	14,017

Hess Corp.
6.000% due 01/15/2040		9,135	10,661

Hoag Memorial Hospital Presbyterian
3.803% due 07/15/2052		28,000	28,442

Holcim Finance U.S. LLC
4.750% due 09/22/2046		4,300	4,664

Home Depot, Inc.
4.400% due 03/15/2045		9,350	10,301

Humana, Inc.
3.950% due 08/15/2049		11,800	11,814
8.150% due 06/15/2038		1,000	1,431

Huntsman International LLC
4.500% due 05/01/2029		5,500	5,685

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	99

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyatt Hotels Corp.
4.375% due 09/15/2028	$1,100	$1,098
5.750% due 04/23/2030	5,850	6,475

Hyundai Capital America
2.000% due 06/15/2028	15,000	13,328

Imperial Brands Finance PLC
3.500% due 02/11/2023	200	201
3.500% due 07/26/2026	7,800	7,640
3.875% due 07/26/2029	6,900	6,777
4.250% due 07/21/2025	19,615	19,805

Industrias Penoles SAB de CV
4.750% due 08/06/2050	8,500	7,761

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	10,800	11,022

International Flavors & Fragrances, Inc.
2.300% due 11/01/2030	9,000	8,048

International Paper Co.
8.700% due 06/15/2038	9,455	13,858

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,463	1,375
4.000% due 05/15/2034	12,617	12,648

Juniper Networks, Inc.
5.950% due 03/15/2041	43,978	49,923

Kaiser Foundation Hospitals
4.150% due 05/01/2047	14,300	15,345

Kansas City Southern
3.500% due 05/01/2050	2,300	2,156
4.300% due 05/15/2043	5,000	5,192
4.700% due 05/01/2048	17,700	19,596
4.950% due 08/15/2045	24,795	27,971

Keurig Dr Pepper, Inc.
4.985% due 05/25/2038	12,700	13,942
5.085% due 05/25/2048	5,800	6,609

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	7,709	7,715
5.000% due 08/15/2042	5,500	5,646
5.000% due 03/01/2043	34,835	35,988
5.625% due 09/01/2041	1,700	1,856
5.800% due 03/15/2035	10,942	12,504
6.375% due 03/01/2041	10,715	12,596
6.500% due 02/01/2037	12,219	14,348
6.500% due 09/01/2039	36,840	43,643
6.550% due 09/15/2040	30,300	36,341
6.950% due 01/15/2038	800	1,003
7.400% due 03/15/2031	5,000	6,173
7.500% due 11/15/2040	25,567	33,386

Kinder Morgan, Inc.
5.300% due 12/01/2034	1,365	1,499
7.800% due 08/01/2031	2,000	2,563

Kraft Heinz Foods Co.
4.375% due 06/01/2046	6,000	5,948
5.000% due 06/04/2042	10,250	10,961
6.500% due 02/09/2040	77,238	92,493
7.125% due 08/01/2039	26,043	33,036

L3Harris Technologies, Inc.
4.854% due 04/27/2035	2,150	2,341

Las Vegas Sands Corp.
2.900% due 06/25/2025	2,800	2,612
3.200% due 08/08/2024	27,700	26,465
3.500% due 08/18/2026	132,600	125,102
3.900% due 08/08/2029 (j)	28,992	26,623

Leidos, Inc.
2.300% due 02/15/2031	7,900	6,863
4.375% due 05/15/2030	2,000	2,027

Leland Stanford Junior University
2.413% due 06/01/2050	12,600	10,608

Lenovo Group Ltd.
3.421% due 11/02/2030	18,600	17,236

Level 3 Financing, Inc.
3.875% due 11/15/2029	12,850	11,849

Lockheed Martin Corp.
3.600% due 03/01/2035	2,500	2,531
4.500% due 05/15/2036	2,100	2,323

Lowe’s Cos., Inc.
4.250% due 04/01/2052	4,000	4,144
4.450% due 04/01/2062	8,000	8,339

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	$8,555	$9,861

Magallanes, Inc.
5.141% due 03/15/2052	12,900	13,229
5.391% due 03/15/2062	29,000	30,046

Marathon Oil Corp.
6.600% due 10/01/2037	3,700	4,512

Marathon Petroleum Corp.
6.500% due 03/01/2041	13,503	16,689

Marriott International, Inc.
2.750% due 10/15/2033	5,000	4,422
2.850% due 04/15/2031	9,700	8,868
3.500% due 10/15/2032	23,700	22,603
3.600% due 04/15/2024	9,100	9,200
4.625% due 06/15/2030	10,590	10,989

Marvell Technology, Inc.
2.950% due 04/15/2031	13,894	12,866
4.875% due 06/22/2028	10,200	10,695

Masco Corp.
4.500% due 05/15/2047	1,909	1,977
7.750% due 08/01/2029	2,539	3,083

Massachusetts Institute of Technology
5.600% due 07/01/2111	1,668	2,330

McDonald’s Corp.
3.625% due 09/01/2049	16,800	16,133

MDC Holdings, Inc.
3.966% due 08/06/2061	10,300	7,992
6.000% due 01/15/2043	25,375	26,110

Merck & Co., Inc.
2.750% due 12/10/2051	15,000	13,097
2.900% due 12/10/2061	15,000	12,813

Micron Technology, Inc.
5.327% due 02/06/2029	8,500	9,203

Microsoft Corp.
2.675% due 06/01/2060	32,710	28,315
2.921% due 03/17/2052	21,736	20,458

Mileage Plus Holdings LLC
6.500% due 06/20/2027	6,400	6,680

Moody’s Corp.
3.100% due 11/29/2061	6,000	5,033
3.250% due 05/20/2050	1,500	1,346
3.750% due 02/25/2052	7,600	7,513
4.875% due 12/17/2048	9,000	10,276
5.250% due 07/15/2044	4,144	4,825

Motorola Solutions, Inc.
2.300% due 11/15/2030	4,600	4,039
5.500% due 09/01/2044	5,686	6,288

MPLX LP
3.500% due 12/01/2022	2,525	2,546
4.900% due 04/15/2058	19,120	19,350
4.950% due 03/14/2052	35,300	36,846
5.200% due 03/01/2047	5,000	5,377
5.200% due 12/01/2047	2,100	2,235
5.500% due 02/15/2049	200	222

Mylan, Inc.
3.125% due 01/15/2023	700	703
5.200% due 04/15/2048	18,700	18,399

NBCUniversal Media LLC
4.450% due 01/15/2043	19,107	20,620

Netflix, Inc.
4.875% due 04/15/2028	9,450	9,925
5.375% due 11/15/2029	3,900	4,229

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	22,905	26,334

Newell Brands, Inc.
5.625% due 04/01/2036	2,309	2,377

Newmont Corp.
5.450% due 06/09/2044	31,100	37,105
6.250% due 10/01/2039	1,710	2,168

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	6,600	6,516
4.810% due 09/17/2030	10,400	10,331

Norfolk Southern Corp.
3.942% due 11/01/2047	6,494	6,656
4.050% due 08/15/2052	4,010	4,226

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.100% due 05/15/2121	$9,700	$9,079

Northern Natural Gas Co.
3.400% due 10/16/2051	3,500	3,072
4.100% due 09/15/2042	14,000	13,974
4.300% due 01/15/2049	18,375	18,653

Northrop Grumman Corp.
3.850% due 04/15/2045	9,500	9,482

Northwell Healthcare, Inc.
3.809% due 11/01/2049	14,900	14,082

Nucor Corp.
3.850% due 04/01/2052	7,600	7,610

NXP BV
3.150% due 05/01/2027	1,800	1,749
3.250% due 05/11/2041	3,300	2,919
4.625% due 06/01/2023	28,016	28,468
5.350% due 03/01/2026	10,000	10,536
5.550% due 12/01/2028	2,200	2,415

Occidental Petroleum Corp.
7.000% due 11/15/2027	1,000	1,089
7.950% due 06/15/2039	14,005	17,791

Ochsner LSU Health System of North Louisiana
2.510% due 05/15/2031	5,600	4,939

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/02/2022 (d)(f)	4,491	39

ONEOK Partners LP
6.125% due 02/01/2041	27,327	30,149
6.200% due 09/15/2043	47,644	52,560
6.650% due 10/01/2036	4,765	5,474
6.850% due 10/15/2037	8,494	9,879

Oracle Corp.
3.600% due 04/01/2040	22,300	19,391
3.600% due 04/01/2050	36,400	30,279
3.650% due 03/25/2041 (h)	18,500	16,208
3.800% due 11/15/2037	8,405	7,619
3.850% due 07/15/2036	1,500	1,384
3.850% due 04/01/2060	61,842	50,926
3.950% due 03/25/2051 (h)	7,500	6,581
4.000% due 07/15/2046	15,350	13,660
4.000% due 11/15/2047	64,510	57,222
4.100% due 03/25/2061 (h)	50,450	43,186
4.125% due 05/15/2045	5,100	4,594
4.500% due 07/08/2044	1,400	1,329

Orlando Health Obligated Group
3.327% due 10/01/2050	8,500	7,747

Owens Corning
4.300% due 07/15/2047	21,440	21,073
4.400% due 01/30/2048	24,100	24,057
7.000% due 12/01/2036	246	311

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	14,885	14,969
6.000% due 04/07/2023	19,900	20,426

Packaging Corp. of America
4.050% due 12/15/2049	4,600	4,706

Paramount Global
4.850% due 07/01/2042	3,334	3,400
4.900% due 08/15/2044	1,027	1,041

PeaceHealth Obligated Group
4.787% due 11/15/2048	2,200	2,586

Penske Truck Leasing Co. LP
4.250% due 01/17/2023	7,204	7,313

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030	14,800	13,933

Pertamina Persero PT
6.000% due 05/03/2042	5,000	5,564
6.450% due 05/30/2044	5,700	6,683

Petroleos Mexicanos
6.700% due 02/16/2032	11,051	10,510
6.750% due 09/21/2047	84,889	69,161
6.950% due 01/28/2060	8,284	6,736
7.690% due 01/23/2050	17,742	15,528

Petronas Capital Ltd.
4.550% due 04/21/2050	400	443

Pfizer, Inc.
4.300% due 06/15/2043	400	442
4.400% due 05/15/2044	900	1,018
5.600% due 09/15/2040	18,365	23,404

100	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Philip Morris International, Inc.
3.875% due 08/21/2042	$1,875	$1,750
4.125% due 03/04/2043	2,575	2,457
4.250% due 11/10/2044	26,000	25,242
4.375% due 11/15/2041	11,100	11,031
4.875% due 11/15/2043	2,500	2,621

Pioneer Natural Resources Co.
7.200% due 01/15/2028	24,475	28,684

Prosus NV
3.680% due 01/21/2030	1,600	1,404
3.832% due 02/08/2051	12,300	8,994
4.027% due 08/03/2050	4,000	3,028

PulteGroup, Inc.
5.500% due 03/01/2026	3,275	3,487

Qatar Energy
3.125% due 07/12/2041	700	639
3.300% due 07/12/2051	24,800	22,835

QVC, Inc.
4.375% due 03/15/2023	1,433	1,442
4.850% due 04/01/2024	2,300	2,356
5.950% due 03/15/2043	28,665	24,164

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	4,586	4,900
6.332% due 09/30/2027	3,535	3,775

Raytheon Technologies Corp.
4.050% due 05/04/2047	7,100	7,335
4.450% due 11/16/2038	6,200	6,747

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	2,150	1,869

Reliance Industries Ltd.
3.750% due 01/12/2062	9,300	8,400

Reynolds American, Inc.
5.850% due 08/15/2045	21,248	21,936
6.150% due 09/15/2043	10,920	11,582

Rockies Express Pipeline LLC
7.500% due 07/15/2038	25,640	26,069

Rogers Communications, Inc.
3.800% due 03/15/2032	10,000	9,935
4.500% due 03/15/2042	6,900	7,005
4.550% due 03/15/2052	26,300	26,223

Royalty Pharma PLC
3.300% due 09/02/2040	12,900	11,016
3.350% due 09/02/2051	1,000	805
3.550% due 09/02/2050	17,900	14,925

S&P Global, Inc.
2.300% due 08/15/2060	5,900	4,488
2.900% due 03/01/2032	4,500	4,369
3.250% due 12/01/2049	3,200	3,016
3.700% due 03/01/2052	15,500	15,763
3.900% due 03/01/2062	2,800	2,888
4.250% due 05/01/2029	7,700	8,116

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	24,200	24,897
4.500% due 05/15/2030	26,265	27,509
5.000% due 03/15/2027	36,700	38,854
5.625% due 03/01/2025	300	317
5.750% due 05/15/2024	8,950	9,372
5.875% due 06/30/2026	7,556	8,176

Sands China Ltd.
2.550% due 03/08/2027	600	524
4.375% due 06/18/2030	19,300	17,524
5.125% due 08/08/2025	31,500	31,382
5.400% due 08/08/2028	38,300	37,734

Santos Finance Ltd.
3.649% due 04/29/2031	35,700	33,395

Saudi Arabian Oil Co.
3.250% due 11/24/2050	18,600	15,991
3.500% due 11/24/2070	21,100	17,920

Seagate HDD Cayman
4.125% due 01/15/2031	5,000	4,748

Siemens Financieringsmaatschappij NV
2.875% due 03/11/2041	13,100	11,865

Skyworks Solutions, Inc.
3.000% due 06/01/2031	20,200	18,015

South Jersey Industries, Inc.
5.020% due 04/15/2031	28,000	27,539

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Co.
3.700% due 04/30/2030	$100	$100
3.750% due 09/15/2051 •	18,400	17,012
4.250% due 07/01/2036	9,300	9,391
4.400% due 07/01/2046	19,705	20,198

Southern Natural Gas Co. LLC
8.000% due 03/01/2032	8,346	10,609

Southwest Airlines Co.
4.750% due 05/04/2023	6,470	6,609

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	2,400	2,301
4.600% due 06/15/2028	800	753

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	4,728	4,625

Sprint Spectrum Co. LLC
5.152% due 09/20/2029	22,100	23,292

Standard Industries, Inc.
4.750% due 01/15/2028	18,600	17,819
5.000% due 02/15/2027	2,380	2,364

Starbucks Corp.
3.500% due 11/15/2050	17,358	16,190
4.450% due 08/15/2049	2,000	2,144

Suncor Energy, Inc.
6.500% due 06/15/2038	100	126
7.000% due 11/15/2028	17,772	21,054

Sutter Health
3.161% due 08/15/2040	1,950	1,716
3.361% due 08/15/2050	2,600	2,329

Suzano Austria GmbH
6.000% due 01/15/2029	13,600	14,706
7.000% due 03/16/2047	12,770	14,345

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	1,200	1,215

Syngenta Finance NV
4.441% due 04/24/2023	1,000	1,014
4.892% due 04/24/2025	6,950	7,080
5.676% due 04/24/2048	13,575	14,648

T-Mobile USA, Inc.
2.050% due 02/15/2028	12,600	11,531
2.550% due 02/15/2031	9,500	8,630
2.700% due 03/15/2032	2,300	2,095
3.300% due 02/15/2051	34,900	29,472
3.400% due 10/15/2052	23,400	19,985
3.600% due 11/15/2060	26,700	23,032
3.750% due 04/15/2027	14,400	14,508
3.875% due 04/15/2030	3,195	3,212
4.375% due 04/15/2040	18,700	18,835
4.500% due 04/15/2050	40,300	40,914

Targa Resources Corp.
4.950% due 04/15/2052 (a)	8,900	9,084

TD SYNNEX Corp.
2.375% due 08/09/2028	9,200	8,299
2.650% due 08/09/2031	2,450	2,108

Teck Resources Ltd.
6.125% due 10/01/2035	4,500	5,326

Telefonica Emisiones SA
4.895% due 03/06/2048	15,330	15,912
5.213% due 03/08/2047	15,900	17,104
5.520% due 03/01/2049	7,800	8,801
7.045% due 06/20/2036	15,097	18,945

Tencent Holdings Ltd.
2.390% due 06/03/2030	22,675	20,187
3.240% due 06/03/2050	14,300	11,126
3.290% due 06/03/2060	13,300	10,090
3.595% due 01/19/2028	4,000	3,904
3.680% due 04/22/2041	83,700	74,164
3.840% due 04/22/2051	9,100	7,913
3.925% due 01/19/2038	12,700	11,814
3.940% due 04/22/2061	14,300	12,358
3.975% due 04/11/2029	52,663	52,581

Tencent Music Entertainment Group
2.000% due 09/03/2030	1,800	1,483

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	4,500	4,227
7.625% due 04/01/2037	320	407

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	$4,585	$4,564

Texas Eastern Transmission LP
4.150% due 01/15/2048	400	405

Thomas Jefferson University
3.847% due 11/01/2057	7,300	6,861

Thomson Reuters Corp.
5.650% due 11/23/2043	10,791	13,045

Time Warner Cable LLC
4.500% due 09/15/2042	18,500	17,157
5.500% due 09/01/2041	14,800	15,402
5.875% due 11/15/2040	5,200	5,602
6.550% due 05/01/2037	7,306	8,420
6.750% due 06/15/2039	52,495	61,006
7.300% due 07/01/2038	2,080	2,531

Time Warner Entertainment Co. LP
8.375% due 03/15/2023	1,128	1,188
8.375% due 07/15/2033	18,420	24,088

Topaz Solar Farms LLC
4.875% due 09/30/2039	5,260	5,588

TotalEnergies Capital International SA
3.386% due 06/29/2060	12,200	11,323
3.461% due 07/12/2049	6,800	6,576

TransCanada PipeLines Ltd.
4.625% due 03/01/2034	2,000	2,139
4.875% due 05/15/2048	27,100	30,510
6.200% due 10/15/2037	3,484	4,271
7.250% due 08/15/2038	1,075	1,443
7.625% due 01/15/2039	10,020	14,030

Transcontinental Gas Pipe Line Co. LLC
3.950% due 05/15/2050	23,200	22,645
5.400% due 08/15/2041	4,330	4,939

Trustees of the University of Pennsylvania
4.674% due 09/01/2112	2,500	2,850

TSMC Global Ltd.
2.250% due 04/23/2031	5,200	4,763

TTX Co.
4.600% due 02/01/2049	3,700	4,347

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	6,166	5,899
4.625% due 12/03/2026	2,132	2,058
7.125% due 04/22/2025	1,535	1,568

Union Pacific Corp.
2.973% due 09/16/2062	800	680
3.200% due 05/20/2041	32,000	30,294
3.550% due 08/15/2039	2,800	2,770
3.550% due 05/20/2061	22,710	21,675
3.750% due 02/05/2070	9,600	9,400
3.799% due 04/06/2071	12,500	12,467
3.950% due 08/15/2059	700	715

United Airlines Pass-Through Trust
3.100% due 01/07/2030	26,156	25,397
3.100% due 04/07/2030	3,338	3,066
3.450% due 06/01/2029	2,276	2,253
3.450% due 01/07/2030	811	757
3.500% due 09/01/2031	4,003	3,880
3.750% due 03/03/2028	4,892	4,783
4.000% due 10/11/2027	11,372	11,434
4.150% due 02/25/2033	8,680	8,790
4.300% due 02/15/2027	11,455	11,457
4.550% due 08/25/2031	13,642	13,694
5.875% due 04/15/2029	44,104	45,725

UnitedHealth Group, Inc.
3.050% due 05/15/2041	27,200	25,396
3.250% due 05/15/2051	21,700	20,452
3.700% due 08/15/2049	7,300	7,441
3.750% due 10/15/2047	6,400	6,518
3.875% due 08/15/2059	6,400	6,627
4.200% due 01/15/2047	285	309
4.625% due 11/15/2041	14,000	15,955
4.750% due 07/15/2045	10,099	11,767
5.950% due 02/15/2041	4,700	6,066
6.875% due 02/15/2038	150	210

Vale Overseas Ltd.
3.750% due 07/08/2030	3,800	3,672
6.250% due 08/10/2026 (j)	28,600	31,429

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	101

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 11/21/2036	$22,806	$27,554
6.875% due 11/10/2039	18,583	22,720

Valero Energy Corp.
3.650% due 12/01/2051	15,000	13,277
4.000% due 04/01/2029	10,000	10,212

VeriSign, Inc.
2.700% due 06/15/2031	9,400	8,522

Verisk Analytics, Inc.
3.625% due 05/15/2050	11,900	11,241

VMware, Inc.
1.800% due 08/15/2028	5,600	4,978
2.200% due 08/15/2031	7,700	6,791
3.900% due 08/21/2027	18,200	18,468
4.500% due 05/15/2025	2,900	2,990
4.650% due 05/15/2027	7,000	7,344
4.700% due 05/15/2030	25,900	27,442

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025	1,900	1,896

Walt Disney Co.
2.750% due 09/01/2049	22,900	19,575
3.500% due 05/13/2040	10,100	9,875
3.600% due 01/13/2051	9,400	9,341
3.800% due 05/13/2060	58,500	59,186
4.750% due 09/15/2044	6,000	6,808

West Virginia United Health System Obligated Group
3.129% due 06/01/2050	4,400	3,734

Western & Southern Life Insurance Co.
3.750% due 04/28/2061	24,300	22,072
5.150% due 01/15/2049	16,000	18,799

Western Digital Corp.
4.750% due 02/15/2026	6,375	6,481

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	4,690	4,946

Whirlpool Corp.
5.150% due 03/01/2043	14,775	15,955

Williams Cos., Inc.
8.750% due 03/15/2032	2,610	3,553

Woodside Finance Ltd.
4.500% due 03/04/2029	6,700	6,913

Workday, Inc.
3.800% due 04/01/2032 (a)	35,700	35,676

Wynn Las Vegas LLC
4.250% due 05/30/2023	2,947	2,944
5.500% due 03/01/2025	24,650	24,685

Yale University
2.402% due 04/15/2050	6,900	5,748

Yara International ASA
3.148% due 06/04/2030	6,300	5,884
4.750% due 06/01/2028	5,900	6,099

Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035	1,681	1,689
4.450% due 08/15/2045	2,600	2,614

Zoetis, Inc.
3.950% due 09/12/2047	9,000	9,311
4.450% due 08/20/2048	7,500	8,421
4.700% due 02/01/2043	9,069	10,147

		11,264,456

UTILITIES 14.3%

AEP Texas, Inc.
3.450% due 05/15/2051	10,000	8,896
4.150% due 05/01/2049	14,400	14,223

AES Corp.
3.950% due 07/15/2030	7,000	6,948

Alabama Power Co.
3.450% due 10/01/2049	3,600	3,355
3.700% due 12/01/2047	100	97
3.850% due 12/01/2042	2,950	2,888
4.300% due 07/15/2048	8,700	9,173
5.200% due 06/01/2041	200	226

Alliant Energy Finance LLC
3.600% due 03/01/2032	15,000	14,605

Ameren Illinois Co.
2.900% due 06/15/2051	34,000	29,751

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 03/15/2050		$2,600	$2,392
3.700% due 12/01/2047		3,700	3,680

American Electric Power Co., Inc.
3.875% due 02/15/2062 •		10,600	9,800

American Transmission Systems, Inc.
5.000% due 09/01/2044		13,395	14,789

American Water Capital Corp.
3.750% due 09/01/2047		5,000	4,901
4.300% due 12/01/2042		8,700	9,078
6.593% due 10/15/2037		150	195

Appalachian Power Co.
4.400% due 05/15/2044		6,350	6,440
5.800% due 10/01/2035		2,176	2,468
6.375% due 04/01/2036		5,146	6,164
6.700% due 08/15/2037		3,600	4,471
7.000% due 04/01/2038		2,978	3,853

Arizona Public Service Co.
3.350% due 05/15/2050		13,650	11,931
3.500% due 12/01/2049		7,100	6,375
4.500% due 04/01/2042		6,104	6,218

AT&T, Inc.
3.100% due 02/01/2043		600	520
3.150% due 09/04/2036	EUR	2,800	3,414
3.300% due 02/01/2052		$28,600	24,606
3.500% due 09/15/2053		113,397	99,933
3.500% due 02/01/2061		38,650	32,988
3.550% due 09/15/2055		139,782	123,761
3.650% due 06/01/2051		14,550	13,286
3.650% due 09/15/2059 (j)		270,941	238,539
3.800% due 12/01/2057		201,180	184,345
3.850% due 06/01/2060		28,820	25,899
8.750% due 11/15/2031		265	365

Atmos Energy Corp.
4.300% due 10/01/2048		16,900	18,121

Avista Corp.
4.000% due 04/01/2052		12,800	13,010

Berkshire Hathaway Energy Co.
4.450% due 01/15/2049		24,790	26,849
4.500% due 02/01/2045		580	617

BG Energy Capital PLC
5.125% due 10/15/2041		31,445	36,674

Black Hills Corp.
4.200% due 09/15/2046		4,284	4,268

Boston Gas Co.
4.487% due 02/15/2042		7,784	7,986

British Telecommunications PLC
9.625% due 12/15/2030		10,075	13,770

Brooklyn Union Gas Co.
4.487% due 03/04/2049		7,500	7,581

CenterPoint Energy Houston Electric LLC
2.900% due 07/01/2050		4,400	3,930
3.350% due 04/01/2051		15,400	14,733
3.600% due 03/01/2052		16,800	16,872

Cleco Corporate Holdings LLC
4.973% due 05/01/2046		400	424

Cleco Power LLC
6.000% due 12/01/2040		18,175	22,374

Cleveland Electric Illuminating Co.
5.950% due 12/15/2036		7,000	8,110

CMS Energy Corp.
4.700% due 03/31/2043		3,837	3,965

Commonwealth Edison Co.
3.000% due 03/01/2050		3,200	2,886
3.125% due 03/15/2051		17,300	15,754
3.850% due 03/15/2052		8,400	8,708

Connecticut Light & Power Co.
2.050% due 07/01/2031		5,625	5,096
4.000% due 04/01/2048		1,300	1,372
4.300% due 04/15/2044		13,009	13,907

Consolidated Edison Co. of New York, Inc.
3.000% due 12/01/2060		6,480	5,270
3.200% due 12/01/2051		9,500	8,423
3.600% due 06/15/2061		20,830	19,261
3.950% due 04/01/2050		400	413
4.125% due 05/15/2049		18,110	18,359

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.200% due 03/15/2042	$5,000	$5,055
4.500% due 05/15/2058	33,831	35,872
4.625% due 12/01/2054	2,285	2,497
5.500% due 12/01/2039	4,900	5,750
5.700% due 06/15/2040	4,900	5,861

Constellation Energy Generation LLC
5.600% due 06/15/2042	21,664	23,116
6.250% due 10/01/2039	13,115	14,831

Consumers Energy Co.
4.050% due 05/15/2048	8,100	8,460
4.100% due 11/15/2045	2,150	2,161
4.350% due 04/15/2049	14,000	15,277

Dayton Power & Light Co.
3.950% due 06/15/2049	12,500	12,339

Dominion Energy, Inc.
2.250% due 08/15/2031	15,600	14,074

DTE Electric Co.
2.950% due 03/01/2050	4,100	3,633
3.250% due 04/01/2051	8,400	8,006
3.650% due 03/01/2052	3,700	3,751
3.950% due 06/15/2042	500	503
4.300% due 07/01/2044	9,150	9,737

Duke Energy Carolinas LLC
2.850% due 03/15/2032	6,400	6,193
3.200% due 08/15/2049	17,700	16,495
3.450% due 04/15/2051	5,600	5,456
3.550% due 03/15/2052	8,000	7,925
3.700% due 12/01/2047	15,355	15,044
3.750% due 06/01/2045	4,358	4,305
3.875% due 03/15/2046	2,034	2,053
3.950% due 03/15/2048	9,915	10,217
4.000% due 09/30/2042	3,500	3,592
4.250% due 12/15/2041	16,400	17,213

Duke Energy Corp.
3.300% due 06/15/2041	7,450	6,767
3.500% due 06/15/2051	4,450	4,076
3.750% due 09/01/2046	17,850	16,901
3.950% due 08/15/2047	4,670	4,578
4.200% due 06/15/2049	5,000	5,065

Duke Energy Florida LLC
4.200% due 07/15/2048	7,600	8,133
5.650% due 04/01/2040	6,000	7,316

Duke Energy Indiana LLC
4.900% due 07/15/2043	105	117

Duke Energy Progress LLC
2.500% due 08/15/2050	25,000	20,403
3.600% due 09/15/2047	44,900	44,334
4.100% due 03/15/2043	6,026	6,166

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030	3,700	3,325

E.ON International Finance BV
6.650% due 04/30/2038	3,020	3,757

Electricite de France SA
4.950% due 10/13/2045	23,555	24,615
5.000% due 09/21/2048	12,622	13,608
6.000% due 01/22/2114	19,398	21,426

Emera U.S. Finance LP
4.750% due 06/15/2046	11,300	11,823

Enel Finance International NV
2.875% due 07/12/2041	19,600	16,235
4.750% due 05/25/2047	44,580	47,892

Entergy Arkansas LLC
3.350% due 06/15/2052	3,100	2,903
4.200% due 04/01/2049	5,800	6,240

Entergy Corp.
3.750% due 06/15/2050	13,000	12,244

Entergy Mississippi LLC
3.500% due 06/01/2051	1,500	1,408

Entergy Texas, Inc.
4.500% due 03/30/2039	4,000	4,157

Evergy Kansas Central, Inc.
3.450% due 04/15/2050	8,300	7,789

Evergy Metro, Inc.
4.125% due 04/01/2049	15,431	15,967
4.200% due 06/15/2047	1,200	1,254

102	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eversource Energy
3.350% due 03/15/2026		$2,838	$2,849

Exelon Corp.
4.100% due 03/15/2052		5,000	5,093
5.625% due 06/15/2035		7,000	7,938

Fells Point Funding Trust
3.046% due 01/31/2027		20,000	19,205

FirstEnergy Corp.
3.400% due 03/01/2050		12,600	10,639

FirstEnergy Transmission LLC
2.866% due 09/15/2028		2,600	2,417
4.350% due 01/15/2025		10,846	10,908
4.550% due 04/01/2049		2,969	2,845
5.450% due 07/15/2044		10,100	11,053

Florida Power & Light Co.
2.875% due 12/04/2051		15,000	13,478
3.700% due 12/01/2047		18,800	19,229
4.050% due 10/01/2044		4,200	4,415

Gazprom Neft OAO Via GPN Capital SA
4.375% due 09/19/2022		17,950	6,282
6.000% due 11/27/2023		22,325	7,814

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	24,900	10,881
2.950% due 01/27/2029		$47,900	19,998
3.250% due 02/25/2030		26,400	11,418

Georgia Power Co.
3.250% due 03/15/2051		24,900	21,674
4.750% due 09/01/2040		1,425	1,507
5.400% due 06/01/2040		9,085	10,043

Idaho Power Co.
4.850% due 08/15/2040		9,000	9,886

Indiana Michigan Power Co.
3.250% due 05/01/2051		14,800	13,267
4.250% due 08/15/2048		5,000	5,169
4.550% due 03/15/2046		500	531

Interstate Power & Light Co.
6.250% due 07/15/2039		5,000	6,390

IPALCO Enterprises, Inc.
4.250% due 05/01/2030		14,524	14,571

Jersey Central Power & Light Co.
2.750% due 03/01/2032		11,500	10,726
6.150% due 06/01/2037		8,562	10,389

Kentucky Utilities Co.
3.300% due 06/01/2050		6,400	5,816
4.375% due 10/01/2045		7,100	7,402
5.125% due 11/01/2040		14,500	16,314

KeySpan Gas East Corp.
3.586% due 01/18/2052		16,000	14,235

Louisville Gas & Electric Co.
4.250% due 04/01/2049		1,900	1,992

Metropolitan Edison Co.
3.500% due 03/15/2023		1,900	1,910
4.300% due 01/15/2029		3,000	3,122

MidAmerican Energy Co.
3.650% due 08/01/2048		6,000	5,971
3.950% due 08/01/2047		8,262	8,621
4.250% due 07/15/2049		5,300	5,808
4.400% due 10/15/2044		500	539

Midwest Connector Capital Co. LLC
4.625% due 04/01/2029		12,200	12,354

Mississippi Power Co.
3.100% due 07/30/2051		20,250	17,280
4.250% due 03/15/2042		7,400	7,439

Monongahela Power Co.
5.400% due 12/15/2043		9,061	10,443

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048		7,000	7,556

New York State Electric & Gas Corp.
3.300% due 09/15/2049		6,800	6,035

NextEra Energy Capital Holdings, Inc.
5.650% due 05/01/2079 •		5,100	5,242

NGPL PipeCo LLC
3.250% due 07/15/2031		10,000	9,351
7.768% due 12/15/2037		1,100	1,385

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Niagara Mohawk Power Corp.
4.119% due 11/28/2042	$3,850	$3,714

NiSource, Inc.
3.950% due 03/30/2048	6,830	6,551
4.375% due 05/15/2047	14,845	15,168
5.650% due 02/01/2045	8,640	9,826
5.800% due 02/01/2042	6,723	7,738

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	22,300	11,150

NSTAR Electric Co.
4.400% due 03/01/2044	1,500	1,610

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	7,819	4,398

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	271	268

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	7,206	1,630

Oglethorpe Power Corp.
3.750% due 08/01/2050	12,100	11,418
5.050% due 10/01/2048	30,000	33,697
5.250% due 09/01/2050	25,000	28,339

Ohio Edison Co.
6.875% due 07/15/2036	3,500	4,539
8.250% due 10/15/2038	1,000	1,443

Ohio Power Co.
2.900% due 10/01/2051	5,600	4,664

Oklahoma Gas & Electric Co.
5.850% due 06/01/2040	4,000	4,824

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049	7,500	6,905
4.100% due 11/15/2048	421	447
5.250% due 09/30/2040	15,100	17,919
5.300% due 06/01/2042	600	725
7.250% due 01/15/2033	1,900	2,501
7.500% due 09/01/2038	2,590	3,728

ONEOK, Inc.
4.000% due 07/13/2027	2,730	2,758
4.950% due 07/13/2047	4,900	4,958
5.200% due 07/15/2048	67,423	72,020
7.150% due 01/15/2051	7,000	8,937

Pacific Gas & Electric Co.
2.100% due 08/01/2027	3,700	3,331
2.500% due 02/01/2031	22,900	19,785
2.950% due 03/01/2026	300	285
3.150% due 01/01/2026	25,332	24,423
3.250% due 06/01/2031	9,500	8,607
3.300% due 03/15/2027	4,910	4,721
3.300% due 12/01/2027	8,000	7,560
3.300% due 08/01/2040	11,300	9,273
3.400% due 08/15/2024	1,000	992
3.450% due 07/01/2025	5,564	5,433
3.500% due 08/01/2050	66,788	53,959
3.750% due 02/15/2024	1,800	1,807
3.750% due 07/01/2028	4,564	4,377
3.750% due 08/15/2042	18,181	14,859
3.950% due 12/01/2047	11,500	9,543
4.000% due 12/01/2046	22,370	18,658
4.200% due 06/01/2041	2,000	1,743
4.250% due 03/15/2046	26,543	23,027
4.300% due 03/15/2045	9,100	7,773
4.500% due 07/01/2040	21,210	19,363
4.500% due 12/15/2041	22,000	19,723
4.550% due 07/01/2030	10,826	10,759
4.600% due 06/15/2043	10,454	9,312
4.650% due 08/01/2028	17,000	17,015
4.750% due 02/15/2044	15,157	13,757
4.950% due 07/01/2050	36,177	34,216
5.250% due 03/01/2052	2,000	2,042

PacifiCorp
2.900% due 06/15/2052	22,703	19,939
3.300% due 03/15/2051	16,000	14,741
4.125% due 01/15/2049	6,400	6,647

PECO Energy Co.
2.800% due 06/15/2050	6,500	5,638
4.150% due 10/01/2044	8,900	9,280

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.800% due 10/15/2043		$1,185	$1,321

Pennsylvania Electric Co.
6.150% due 10/01/2038		2,409	2,936

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050		14,100	12,565
4.875% due 07/17/2049		11,200	10,827

Petrobras Global Finance BV
5.375% due 10/01/2029	GBP	13,100	16,561

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050		$9,095	8,142

Plains All American Pipeline LP
4.500% due 12/15/2026		550	566
5.150% due 06/01/2042		300	292
6.700% due 05/15/2036		2,533	2,804

PPL Electric Utilities Corp.
3.000% due 10/01/2049		18,200	16,082
5.200% due 07/15/2041		5,500	6,281

Progress Energy, Inc.
6.000% due 12/01/2039		700	836
7.750% due 03/01/2031		12,091	15,508

Public Service Co. of Colorado
3.200% due 03/01/2050		10,500	9,843
3.950% due 03/15/2043		1,500	1,494
4.100% due 06/15/2048		4,000	4,249

Public Service Co. of New Hampshire
3.600% due 07/01/2049		4,700	4,560

Public Service Co. of Oklahoma
3.150% due 08/15/2051		2,300	2,037
6.625% due 11/15/2037		1,135	1,414

Puget Energy, Inc.
4.100% due 06/15/2030		6,500	6,499
4.224% due 03/15/2032 (h)		12,000	12,041

Puget Sound Energy, Inc.
4.223% due 06/15/2048		3,800	3,973
5.764% due 07/15/2040		8,200	9,779

Rio Oil Finance Trust
9.750% due 01/06/2027		14,167	15,646

San Diego Gas & Electric Co.
2.950% due 08/15/2051		16,900	14,924
3.000% due 03/15/2032		10,300	9,988
3.320% due 04/15/2050		10,305	9,636
3.700% due 03/15/2052		16,100	16,148
3.750% due 06/01/2047		7,550	7,436
3.950% due 11/15/2041		1,968	1,948
4.100% due 06/15/2049		14,172	14,730
4.150% due 05/15/2048		12,140	12,815
4.500% due 08/15/2040		2,600	2,802

Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043		54,700	59,238
5.500% due 04/08/2044		37,700	42,503

Sempra Energy
3.250% due 06/15/2027		3,300	3,258
3.400% due 02/01/2028		1,000	999
4.000% due 02/01/2048		8,424	8,383
6.000% due 10/15/2039		15,145	18,571

Southern California Edison Co.
2.750% due 02/01/2032		6,800	6,319
2.950% due 02/01/2051		13,000	10,669
3.450% due 02/01/2052		14,000	12,612
3.650% due 02/01/2050		5,800	5,393
3.650% due 06/01/2051		31,200	29,195
3.700% due 08/01/2025		5,000	5,087
3.900% due 12/01/2041		42,994	39,870
3.900% due 03/15/2043		6,655	6,272
4.000% due 04/01/2047		105,850	102,116
4.050% due 03/15/2042		3,834	3,698
4.125% due 03/01/2048		25,268	24,964
4.500% due 09/01/2040		445	453
4.650% due 10/01/2043		39,850	41,467
4.875% due 03/01/2049		8,096	8,642
5.750% due 04/01/2035		8,073	9,272
6.000% due 01/15/2034		5,900	6,929
6.050% due 03/15/2039		17,000	20,127
6.650% due 04/01/2029		6,995	7,963

Southern California Gas Co.
3.750% due 09/15/2042		4,900	4,851

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	103

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.950% due 02/15/2050	$8,127	$8,410
4.300% due 01/15/2049	1,942	2,093
5.125% due 11/15/2040	1,300	1,495

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047	11,010	11,113
5.875% due 03/15/2041	7,500	8,850

Southwest Gas Corp.
4.050% due 03/15/2032	12,400	12,381

Southwestern Electric Power Co.
2.750% due 10/01/2026	900	880
3.250% due 11/01/2051	550	475
3.850% due 02/01/2048	20,000	18,725
6.200% due 03/15/2040	14,340	17,762

Southwestern Public Service Co.
3.150% due 05/01/2050	18,050	16,235
6.000% due 10/01/2036	2,000	2,411

Tampa Electric Co.
4.450% due 06/15/2049	18,500	19,963

Targa Resources Partners LP
4.875% due 02/01/2031	6,600	6,675

Telefonica Europe BV
8.250% due 09/15/2030	8,650	11,356

Toledo Edison Co.
2.650% due 05/01/2028	16,667	15,849
6.150% due 05/15/2037	1,900	2,325

Union Electric Co.
3.900% due 04/01/2052 (a)	31,000	32,112

Verizon Communications, Inc.
2.987% due 10/30/2056	25,810	21,337
3.000% due 11/20/2060	500	409
3.400% due 03/22/2041	22,600	21,246
3.550% due 03/22/2051	6,000	5,662
3.700% due 03/22/2061	12,900	12,019
3.850% due 11/01/2042	14,860	14,891
3.875% due 03/01/2052	33,300	33,562
4.812% due 03/15/2039	1,902	2,158
4.862% due 08/21/2046	11,526	13,279

Virginia Electric & Power Co.
3.800% due 09/15/2047	7,900	7,923
4.000% due 11/15/2046	10,600	10,925
4.600% due 12/01/2048	855	966
6.000% due 05/15/2037	400	491

Vodafone Group PLC
4.375% due 02/19/2043	3,300	3,321
4.875% due 06/19/2049	30,855	33,683
5.125% due 06/19/2059	22,200	24,752
5.250% due 05/30/2048	21,100	23,705
6.150% due 02/27/2037	668	802
6.250% due 11/30/2032	2,650	3,136
7.000% due 04/04/2079 •	5,700	6,308

Washington Gas Light Co.
3.650% due 09/15/2049	1,400	1,354

Wisconsin Electric Power Co.
4.300% due 10/15/2048	15,000	15,922
5.700% due 12/01/2036	220	260

Wisconsin Public Service Corp.
2.850% due 12/01/2051	21,000	18,223
3.300% due 09/01/2049	3,100	2,808

Xcel Energy, Inc.
6.500% due 07/01/2036	6,900	8,716

		4,113,616

Total Corporate Bonds & Notes (Cost $23,002,291)		22,499,463

MUNICIPAL BONDS & NOTES 3.1%

CALIFORNIA 1.3%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	7,000	10,196

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	4,800	6,830

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	595	681

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.907% due 10/01/2050	$28,895	$44,780
7.043% due 04/01/2050	15,775	24,281

Burbank, California Water Revenue Bonds, (BABs), Series 2010
5.797% due 06/01/2040	2,220	2,855

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,500	6,073

California State General Obligation Bonds, (BABs), (AGM/CR Insured), Series 2010
6.875% due 11/01/2026	2,550	3,001

California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	15,345	21,620
7.500% due 04/01/2034	4,840	6,676
7.550% due 04/01/2039	12,135	18,014

California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	7,575	11,162

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	9,010	12,014

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,558

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	1,100	1,091
3.714% due 06/01/2041	13,800	12,346

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	2,000	1,988

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	10,000	13,773

Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	17,985	27,126

Los Angeles Community College District, California General Obligation Bonds, Series 2020
2.106% due 08/01/2032	6,500	5,851

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	15,400	19,802
7.618% due 08/01/2040	5,200	7,741

Los Angeles Department of Water & Power System, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	400	589

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,800	2,015

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	100	130

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	2,000	2,651

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	900	1,233

Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	500	668

Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	10,000	13,766

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	10,400	14,934

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	4,305	5,926

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	25,100	34,501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Riverside County, California Revenue Bonds, Series 2020
3.818% due 02/15/2038	$2,500	$2,524

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	400	588

San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	1,800	2,442

University of California Revenue Bonds, Series 2012
4.053% due 05/15/2041	5,000	5,183
4.858% due 05/15/2112	14,500	16,219

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	795	873

		364,701

FLORIDA 0.1%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	3,100	2,891
2.154% due 07/01/2030	11,700	10,688

		13,579

GEORGIA 0.2%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,326	3,108
6.655% due 04/01/2057	42,821	58,102

		61,210

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	900	1,116

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	16,400	21,100

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	5,855	6,593

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	1,455	1,599

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,800	3,405

Wheaton College, Illinois Revenue Bonds, Series 2004
6.090% due 10/01/2034	5,000	6,284

		40,097

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	1,750	2,383

MASSACHUSETTS 0.0%

Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,500	3,875

MICHIGAN 0.2%

Michigan State University Revenue Bonds, Series 2022
4.165% due 08/15/2122	16,800	16,419

University of Michigan Revenue Bonds, Series 2020
2.437% due 04/01/2040	15,000	13,082
2.562% due 04/01/2050	7,000	5,923

University of Michigan Revenue Bonds, Series 2022
4.454% due 04/01/2122	7,400	7,909

		43,333

104	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 0.0%

Reno, Nevada Revenue Bonds, (NPFGC Insured), Series 2005
0.000% due 06/01/2036 (d)	$6,375	$3,884

NEW JERSEY 0.1%

New Jersey Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	15,005	21,313

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	6,100	6,880

NEW YORK 0.5%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	18,085	23,270

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
5.467% due 05/01/2040	6,700	8,184
5.508% due 08/01/2037	800	957
5.572% due 11/01/2038	9,000	10,694

New York City, New York Industrial Development Agency Revenue Bonds, (AGM Insured), Series 2006
6.027% due 01/01/2046	490	590

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	1,200	1,403

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	500	558
5.389% due 03/15/2040	200	241

New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	2,735	2,977

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	9,410	10,744

Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	500	611

Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	200	240

Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	84,130	93,643

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	2,800	2,938

		157,050

OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	1,000	1,311

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	40,725	67,558

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,160	1,345
7.734% due 02/15/2033	7,325	9,888

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	77

		80,179

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 0.0%

Oregon Department of Transportation State Revenue Bonds, (BABs), Series 2010
5.834% due 11/15/2034	$9,200	$11,256

PENNSYLVANIA 0.1%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	14,950

TEXAS 0.2%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	14,000	18,177

Dallas, Texas General Obligation Bonds, Series 2005
0.000% due 02/15/2033 (d)	19,795	13,833
0.000% due 02/15/2035 (d)	8,205	5,259

Texas Transportation Commission State Highway Fund Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	16,000	17,835

University of Texas System Revenue Bonds, Series 2020
2.439% due 08/15/2049	8,700	7,098

		62,202

VIRGINIA 0.0%

University of Virginia Revenue Bonds, (BABs), Series 2009
6.200% due 09/01/2039	1,245	1,687

WISCONSIN 0.0%

Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, (NPFGC Insured), Series 2003
0.000% due 04/01/2036 (d)	1,900	1,142
0.000% due 04/01/2037 (d)	2,150	1,229
0.000% due 04/01/2038 (d)	2,800	1,519
0.000% due 04/01/2039 (d)	2,500	1,287

		5,177

Total Municipal Bonds & Notes (Cost $757,535)		893,756

U.S. GOVERNMENT AGENCIES 1.6%

Fannie Mae, TBA
3.000% due 06/01/2040	32,900	32,069

Freddie Mac
3.742% due 08/15/2032 ~	3	3
4.319% due 10/25/2052 ~	18,902	19,713

Ginnie Mae
4.500% due 09/15/2033	6	7
8.500% due 09/15/2030	3	4

Ginnie Mae, TBA
2.500% due 04/01/2052	42,700	41,417

Uniform Mortgage-Backed Security
3.500% due 12/01/2042 - 04/01/2049	8,476	8,614
4.000% due 10/01/2040 - 08/01/2049	839	864
6.000% due 01/01/2023 - 08/01/2036	2	2
7.000% due 11/01/2026	3	3

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2052	28,400	26,367
3.500% due 05/01/2052 - 06/01/2052	316,164	315,763
4.000% due 05/01/2052	7,750	7,884

Total U.S. Government Agencies (Cost $460,683)		452,710

U.S. TREASURY OBLIGATIONS 19.5%

U.S. Treasury Bonds
1.125% due 05/15/2040 (n)	262,500	207,062
1.375% due 11/15/2040 (j)	401,150	328,254

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% due 11/15/2050 (l)(n)		$39,038	$32,039
1.750% due 08/15/2041 (j)(l)(n)		240,300	208,423
1.875% due 02/15/2041 (j)(l)		2,013,386	1,794,312
1.875% due 11/15/2051 (j)		239,429	210,099
2.000% due 11/15/2041 (j)		103,500	93,684
2.250% due 05/15/2041 (j)(l)(n)		86,300	81,540
2.250% due 08/15/2049 (l)(n)		27,340	26,031
2.250% due 02/15/2052		100,000	95,938
2.375% due 02/15/2042 (j)		293,100	282,796
2.500% due 02/15/2045 (j)(l)(n)		188,518	183,790
2.500% due 02/15/2046 (l)(n)		213,985	209,718
2.500% due 05/15/2046 (j)		189,000	185,371
2.750% due 08/15/2047 (l)		216,500	224,576
2.750% due 11/15/2047 (l)		100,512	104,377
2.875% due 08/15/2045 (l)(n)		83,507	87,131
2.875% due 05/15/2049 (j)		600,000	645,879
3.000% due 08/15/2048 (j)		145,464	158,968
3.125% due 02/15/2043 (l)(n)		196,900	212,117
3.125% due 05/15/2048 (j)(l)(n)		241,885	270,307

U.S. Treasury Inflation Protected Securities (e)
3.875% due 04/15/2029 (l)		1,026	1,357

U.S. Treasury STRIPS
0.000% due 11/15/2050 (d)(l)		3,500	1,729

Total U.S. Treasury Obligations (Cost $5,673,409)			5,645,498

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037		20,220	22,432

Countrywide Home Loan Mortgage Pass-Through Trust
1.117% due 02/25/2035 •		11	10

HomeBanc Mortgage Trust
1.117% due 07/25/2035 •		3,475	3,466

Merrill Lynch Mortgage Investors Trust
0.932% due 01/25/2029 •		33	33
1.646% due 03/25/2028 •		8	8

Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039		9,900	9,929

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		13,460	13,235

Structured Adjustable Rate Mortgage Loan Trust
2.543% due 09/25/2034 ~		221	223

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •	GBP	6,729	8,875

Total Non-Agency Mortgage-Backed Securities (Cost $59,275)			58,211

ASSET-BACKED SECURITIES 0.5%

AASET U.S. Ltd.
3.844% due 01/16/2038		$7,377	5,164

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ		10,920	9,246

Finance America Mortgage Loan Trust
1.327% due 11/25/2034 •		6,120	6,053

JP Morgan Mortgage Acquisition Corp.
1.177% due 12/25/2035 •		3,217	3,214

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042		5,607	4,919

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		16,440	15,133

MAPS Ltd.
4.212% due 05/15/2043		6,668	6,246

METAL LLC
4.581% due 10/15/2042		13,028	10,836

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	105

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
1.312% due 03/25/2034 •		$5,423	$5,347

RBSSP Resecuritization Trust
0.347% due 11/26/2036 •		511	505

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		9,595	8,244

SBA Tower Trust
3.869% due 10/15/2049 þ		11,400	11,501

Soundview Home Loan Trust
0.917% due 06/25/2036 •		8,263	8,072

Sprite Ltd.
4.250% due 12/15/2037		58	56

START Ireland
4.089% due 03/15/2044		4,572	4,237

Structured Asset Securities Corp. Mortgage Loan Trust
1.457% due 08/25/2037 ~		142	143

Towd Point Mortgage Trust
1.457% due 05/25/2058 •		2,130	2,133

Venture CLO Ltd.
1.384% due 04/20/2032 •		8,000	7,958

Vertical Bridge Holdings LLC
2.636% due 09/15/2050		25,000	23,758
3.706% due 02/15/2057		7,100	6,932

Total Asset-Backed Securities (Cost $151,071)			139,697

SOVEREIGN ISSUES 2.5%

Abu Dhabi Government International Bond
2.700% due 09/02/2070		37,100	29,265
3.125% due 04/16/2030		13,700	14,026
3.875% due 04/16/2050		12,600	13,223

Australia Government International Bond
1.000% due 11/21/2031	AUD	64,750	41,025

Brazil Government International Bond
5.000% due 01/27/2045		$46,630	41,618

Chile Government International Bond
4.000% due 01/31/2052		3,200	3,167

Colombia Government International Bond
6.125% due 01/18/2041		200	195

Israel Government International Bond
3.800% due 05/13/2060		2,100	2,103
3.875% due 07/03/2050		18,000	18,585
4.125% due 01/17/2048		13,300	14,193
4.500% due 04/03/2120		4,600	4,938

Mexico Government International Bond
3.771% due 05/24/2061		59,442	48,233
4.280% due 08/14/2041		1,500	1,402
5.750% due 10/12/2110		1,550	1,577

Peru Government International Bond
5.350% due 08/12/2040	PEN	29,300	6,584
5.400% due 08/12/2034		28,600	6,837
5.940% due 02/12/2029		138,650	36,603
6.150% due 08/12/2032		111,600	29,326
6.350% due 08/12/2028		222,300	60,330
6.900% due 08/12/2037		21,533	5,796
6.950% due 08/12/2031		110,700	30,925
8.200% due 08/12/2026		224,000	65,885

Qatar Government International Bond
3.875% due 04/23/2023		$700	713
4.000% due 03/14/2029		14,500	15,513
4.400% due 04/16/2050		6,800	7,661
4.817% due 03/14/2049		4,000	4,753
5.103% due 04/23/2048		28,900	35,419

Romania Government International Bond
1.750% due 07/13/2030	EUR	9,100	8,545
2.875% due 04/13/2042		9,100	7,749
3.750% due 02/07/2034		2,900	3,000

Russia Government International Bond
7.650% due 04/10/2030 ^(c)	RUB	1,638,100	1,008
8.500% due 09/17/2031 ^(c)		2,579,500	1,587

Saudi Government International Bond
3.250% due 10/26/2026		$8,900	9,122
3.450% due 02/02/2061		13,100	11,645
4.000% due 04/17/2025		500	519
4.500% due 10/26/2046		47,700	50,316

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 10/04/2047	$14,800	$15,922
5.000% due 04/17/2049	15,000	17,102

South Africa Government International Bond
4.850% due 09/30/2029	7,300	7,156
5.750% due 09/30/2049	38,900	34,086

Uruguay Government International Bond
4.975% due 04/20/2055	5,100	5,965

Total Sovereign Issues (Cost $856,152)		713,617

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

Wells Fargo & Co.
7.500%	20,200	26,765

Total Convertible Preferred Securities (Cost $24,500)		26,765

PREFERRED SECURITIES 4.8%

FINANCIALS 3.7%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(f)	130,000	13,780

American Express Co.
3.550% due 09/15/2026 •(f)	13,600,000	12,428

Bank of America Corp.
5.125% due 06/20/2024 •(f)	19,798,000	19,959
5.875% due 03/15/2028 •(f)	131,854,000	133,311

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(f)	10,300,000	10,573

Capital One Financial Corp.
3.950% due 09/01/2026 •(f)	16,000,000	14,922

Charles Schwab Corp.
3.838% (US0003M + 3.315%) due 06/01/2022 ~(f)(j)	3,000,000	2,993
4.000% due 06/01/2026 •(f)	25,500,000	24,448
4.000% due 12/01/2030 •(f)	58,800,000	52,883
5.000% due 12/01/2027 •(f)	16,550,000	16,004
5.375% due 06/01/2025 •(f)	17,369,000	17,977

Citigroup, Inc.
3.875% due 02/18/2026 •(f)	50,500,000	47,722
4.000% due 12/10/2025 •(f)	7,000,000	6,738
4.700% due 01/30/2025 •(f)	300,000	288
5.950% due 05/15/2025 •(f)	7,100,000	7,246

CoBank ACB
4.250% due 01/01/2027 •(f)	12,600,000	11,875

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(f)	8,500,000	7,841

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(f)	21,900,000	20,093

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(f)	8,956,000	14,522

HSBC Capital Funding LP
10.176% due 06/30/2030 •(f)	2,200,000	3,377

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(f)	49,900,000	46,781
3.769% (US0003M + 3.470%) due 07/30/2022 ~(f)	29,187,000	29,187
4.000% due 04/01/2025 •(f)	20,700,000	19,572
4.287% (US0003M + 3.320%) due 07/01/2022 ~(f)	19,175,000	19,175
4.600% due 02/01/2025 •(f)	37,600,000	36,331
4.625% due 06/01/2026 (f)	831,000	18,290
5.000% due 08/01/2024 •(f)	35,100,000	35,005
6.000% due 08/01/2023 •(f)	8,410,000	8,536
6.100% due 10/01/2024 •(f)	88,700,000	90,973
6.125% due 04/30/2024 •(f)	29,650,000	30,065
6.750% due 02/01/2024 •(f)	26,742,000	27,924

MetLife Capital Trust IV
7.875% due 12/15/2067	23,640,000	28,250

Nationwide Building Society
10.250% ~	9,750	2,203

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(f)	10,000,000	9,030

	SHARES	MARKET VALUE (000S)

Reinsurance Group of America, Inc.
6.200% (US0003M + 4.370%) due 09/15/2042 ~	258,700	$6,571

State Street Corp.
5.625% due 12/15/2023 •(f)(j)	4,500,000	4,469
5.900% (US0003M + 3.108%) due 03/15/2024 ~(f)	52,750	1,356

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(f)	14,601,825	18,893

SVB Financial Group
4.100% due 02/15/2031 •(f)	12,900,000	11,030

Truist Financial Corp.
5.100% due 03/01/2030 •(f)	17,734,000	18,071

U.S. Bancorp
5.300% due 04/15/2027 •(f)	20,300,000	20,068

Wells Fargo & Co.
3.900% due 03/15/2026 •(f)	54,074,000	51,866
5.900% due 06/15/2024 •(f)	80,479,000	81,284

		1,053,910

INDUSTRIALS 0.1%

General Electric Co.
4.156% (US0003M + 3.330%) due 06/15/2022 ~(f)	44,282,000	42,622

UTILITIES 1.0%

AT&T Mobility LLC
7.000% due 10/20/2022 «(f)(h)	9,048,456	235,719

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(f)	13,900,000	13,700

Dominion Energy, Inc.
4.350% due 01/15/2027 •(f)	5,000,000	4,860

Sempra Energy
4.875% due 10/15/2025 •(f)	28,200,000	28,412

		282,691

Total Preferred Securities (Cost $1,400,106)		1,379,223

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (i) 0.0%
		4,147

Total Short-Term Instruments (Cost $4,147)		4,147

Total Investments in Securities (Cost $32,659,158)		32,079,681

INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	16,948	165

Total Short-Term Instruments (Cost $164)		165

Total Investments in Affiliates (Cost $164)		165

Total Investments 111.2% (Cost $32,659,322)		$32,079,846

Financial Derivative Instruments (k)(m) (0.4)% (Cost or Premiums, net $322,024)		(123,071)

Other Assets and Liabilities, net (10.8)%		(3,101,164)

Net Assets 100.0%		$28,855,611

106	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Zero coupon security.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$244,742	$235,719	0.82%
Citigroup, Inc.	2.561	05/01/2032	04/27/2021	12,500	11,297	0.04
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	4,000	3,672	0.01
Citigroup, Inc.	3.785	03/17/2033	03/10/2022	18,500	18,361	0.06
Deutsche Bank AG	3.035	05/28/2032	05/25/2021 - 06/162021	23,757	21,345	0.07
Deutsche Bank AG	3.729	01/14/2032	02/02/2022 - 02/15/2022	27,554	25,730	0.09
Morgan Stanley	0.000	04/02/2032	02/11/2020 - 08/23/2021	53,267	45,965	0.16
Oracle Corp.	3.650	03/25/2041	03/22/2021	18,380	16,208	0.06
Oracle Corp.	3.950	03/25/2051	03/22/2021	7,487	6,581	0.02
Oracle Corp.	4.100	03/25/2061	03/22/2021 - 10/28/2021	53,186	43,186	0.15
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	24,000	28,076	0.10
Puget Energy, Inc.	4.224	03/15/2032	03/14/2022	12,000	12,041	0.04

				$499,373	$468,181	1.62%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$4,147	U.S. Treasury Bills 0.000% due 08/04/2022	$(4,230)	$4,147	$4,147

Total Repurchase Agreements						$(4,230)	$4,147	$4,147

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.300%	03/31/2022	04/01/2022		$(55,946)	$(55,946)
BPS	(2.500)	03/07/2022	TBD	(3)	(4,567)	(4,559)
BRC	0.200	03/18/2022	TBD	(3)	(8,752)	(8,753)
BSN	0.230	03/03/2022	04/06/2022		(389,948)	(390,020)
	0.230	03/10/2022	04/06/2022		(26,357)	(26,361)
FBF	(0.750)	11/30/2021	TBD	(3)	(3,938)	(3,928)
	(0.750)	01/05/2022	TBD	(3)	(4,121)	(4,114)
GRE	0.320	03/30/2022	04/06/2022		(17,852)	(17,852)
IND	0.700	03/09/2022	06/09/2022		(287,659)	(287,788)
JML	0.150	03/21/2022	04/12/2022		(139)	(139)
	0.180	03/18/2022	04/22/2022		(3,353)	(3,353)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	107

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	0.180%	03/21/2022	04/12/2022		$(1,227)	$(1,227)
JPS	0.180	03/18/2022	04/22/2022		(4,163)	(4,164)
	0.200	03/30/2022	04/01/2022		(161,297)	(161,299)
	0.250	03/18/2022	04/01/2022		(3,807)	(3,808)
	0.260	03/22/2022	04/05/2022		(43,500)	(43,503)
MEI	0.100	01/24/2022	04/06/2022		(552)	(552)
NXN	0.270	03/09/2022	04/08/2022		(1,160,303)	(1,160,503)
	0.270	03/25/2022	04/08/2022		(475,868)	(475,892)
	0.270	03/31/2022	04/08/2022		(207,156)	(207,157)
RDR	(0.400)	03/24/2022	TBD	(3)	(13,344)	(13,343)
SAL	0.200	03/18/2022	TBD	(3)	(3,088)	(3,088)
STR	0.300	03/31/2022	04/01/2022		(696,780)	(696,780)
	0.300	04/01/2022	04/04/2022		(436,713)	(436,713)

Total Reverse Repurchase Agreements						$(4,010,842)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	2.500%	05/01/2052	$41,730	$(39,839)	$(39,734)

U.S. Treasury Obligations 0.0%
U.S. Treasury Notes	1.875	02/15/2032	1,103	(1,060)	(1,062)

Total Short Sales (0.1)%				$(40,899)	$(40,796)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(55,946)	$0	$0	$(55,946)	$55,864	$(82)
BPS	0	(4,559)	0	0	(4,559)	4,500	(59)
BRC	0	(8,753)	0	0	(8,753)	9,368	615
BSN	0	(416,381)	0	0	(416,381)	417,133	752
FBF	0	(8,042)	0	0	(8,042)	9,913	1,871
FICC	4,147	0	0	0	4,147	(4,230)	(83)
GRE	0	(17,852)	0	0	(17,852)	18,002	150
IND	0	(287,788)	0	0	(287,788)	307,744	19,956
JML	0	(4,719)	0	0	(4,719)	5,644	925
JPS	0	(212,774)	0	0	(212,774)	213,090	316
MEI	0	(552)	0	0	(552)	657	105
NXN	0	(1,843,552)	0	0	(1,843,552)	1,840,408	(3,144)
RDR	0	(13,343)	0	0	(13,343)	13,734	391
SAL	0	(3,088)	0	0	(3,088)	3,839	751
STR	0	(1,133,493)	0	0	(1,133,493)	712,953	(420,540)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(1,062)	(1,062)	0	(1,062)

Total Borrowings and Other Financing Transactions	$4,147	$(4,010,842)	$0	$(1,062)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(4,044)	$(287,788)	$(37,785)	$(329,617)
U.S. Treasury Obligations	(917,833)	(2,321,288)	0	0	(3,239,121)
Preferred Securities	0	(5,391)	0	0	(5,391)

Total Borrowings	$(917,833)	$(2,330,723)	$(287,788)	$(37,785)	$(3,574,129)

Payable for reverse repurchase agreements(6)					$(3,574,129)

108	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

(j)	Securities with an aggregate market value of $3,614,782 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(4,118,037) at a weighted average interest rate of 0.069%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $(3) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(436,713) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2023	4,000	$969,700	$(16,556)	$400	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 134.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	1,119	$(6)	$418	$0	$0
Euro-Bund 10-Year Bond June Futures	06/2022	820	(143,924)	6,669	191	(1,361)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	1,119	(3,361)	(2,838)	891	(433)
United Kingdom Long Gilt June Futures	06/2022	9	(1,433)	16	1	(5)

				$4,265	$1,083	$(1,799)

Total Futures Contracts				$(12,291)	$1,483	$(1,799)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.922%	$	11,600	$2,127	$(431)	$1,696	$4	$0
Bank of America Corp.	1.000	Quarterly	12/20/2022	0.308		49,000	361	(99)	262	3	0
Barclays Bank PLC	1.000	Quarterly	12/20/2022	0.285	EUR	22,400	149	(11)	138	2	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.081	$	3,900	47	(20)	27	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.118		7,600	123	(39)	84	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.142		2,000	40	(10)	30	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2024	0.155		17,050	408	(87)	321	0	0
Boeing Co.	1.000	Quarterly	06/20/2022	0.558		4,600	13	(7)	6	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.822		32,700	171	(90)	81	0	(2)
Boeing Co.	1.000	Quarterly	06/20/2026	1.341		2,200	(16)	(13)	(29)	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		1,000	(6)	(12)	(18)	0	0
Boeing Co.	1.000	Quarterly	06/20/2027	1.480		2,200	(49)	99	50	98	0
British Telecommunications PLC	1.000	Quarterly	12/20/2025	0.719	EUR	5,600	86	(20)	66	0	(12)
Canadian Natural Resources Ltd.	1.000	Quarterly	06/20/2022	0.151	$	7,800	48	(31)	17	0	0
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.243		4,200	28	(19)	9	0	(1)
Ford Motor Co.	5.000	Quarterly	06/20/2023	1.235		6,410	442	(140)	302	2	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.429		5,300	453	(126)	327	0	(2)
General Electric Co.	1.000	Quarterly	12/20/2023	0.363		13,200	192	(44)	148	0	(4)
General Electric Co.	1.000	Quarterly	06/20/2024	0.406		10,700	169	(27)	142	2	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.492		59,200	935	(117)	818	0	(4)
General Electric Co.	1.000	Quarterly	06/20/2026	0.703		5,200	62	2	64	2	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		5,100	68	(19)	49	0	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	0.235		6,800	744	(179)	565	1	0
Lennar Corp.	5.000	Quarterly	12/20/2025	1.141		4,900	890	(215)	675	1	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.129		9,550	70	(48)	22	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.147		15,500	176	(75)	101	0	(2)
NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2026	0.469		15,900	469	(124)	345	0	(1)
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.356		17,700	390	(81)	309	0	(7)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.602	EUR	31,750	(1,210)	553	(657)	0	(32)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	109

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Sherwin-Williams Co.	1.000%	Quarterly	12/20/2022	0.243%	$	14,800	$165	$(79)	$86	$0	$0
Teck Resources Ltd.	5.000	Quarterly	06/20/2026	0.931		10,800	1,877	(112)	1,765	12	0
Telefonica Emisiones SA	1.000	Quarterly	06/20/2026	0.570	EUR	1,000	23	(3)	20	1	0
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	0.968		4,100	41	(31)	10	0	(7)
Tesco PLC	1.000	Quarterly	06/20/2028	0.902		20,500	219	(79)	140	10	0
Valeo SA	1.000	Quarterly	06/20/2028	2.686		1,100	(41)	(73)	(114)	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.785	$	10,000	240	(142)	98	0	(7)
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.295	EUR	9,600	227	(56)	171	2	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	1.304		6,900	91	(226)	(135)	0	(7)
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	0.720	$	10,900	78	61	139	0	(3)

							$10,300	$(2,170)	$8,130	$140	$(92)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-27 5-Year Index	1.000%	Quarterly	06/20/2022	$	7,896	$18	$(186)	$(168)	$0	$(12)
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022		10,998	24	(463)	(439)	11	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023		49,914	93	(2,506)	(2,413)	0	(23)
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		185,650	(99)	(9,909)	(10,008)	0	(111)
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		38,164	(7)	(1,885)	(1,892)	0	(18)
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		5,766	(16)	(292)	(308)	0	(5)
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		40,100	(1,490)	(1,979)	(3,469)	0	(53)
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		300	(8)	(15)	(23)	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		52,900	(1,888)	(2,456)	(4,344)	0	(57)
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		118,280	2,350	(150)	2,200	24	0
CDX.IG-35 10-Year Index	1.000	Quarterly	12/20/2030		8,700	95	(38)	57	3	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		527,800	10,564	(827)	9,737	103	0
CDX.IG-36 10-Year Index	1.000	Quarterly	06/20/2031		25,200	122	(31)	91	3	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		5,122,600	108,384	(19,082)	89,302	0	(624)
CDX.IG-37 10-Year Index	1.000	Quarterly	12/20/2031		303,400	456	(540)	(84)	0	(286)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		7,373,500	106,014	14,617	120,631	0	(419)
iTraxx Asia Ex-Japan 37 5-Year Index	1.000	Quarterly	06/20/2027		124,700	(606)	624	18	0	(114)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR	449,300	11,095	(2,047)	9,048	0	(42)
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026		73,700	2,253	(875)	1,378	0	(9)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026		984,300	24,331	(6,646)	17,685	1	(80)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		360,000	5,476	88	5,564	36	(30)

						$267,161	$(34,598)	$232,563	$181	$(1,883)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/21/2027	GBP	202,000	$(16,452)	$(1,257)	$(17,709)	$0	$(30)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		212,500	20,611	2,615	23,226	0	(894)
Pay	1-Day GBP-SONIO Compounded-OIS	1.175	Annual	02/28/2052		11,400	(149)	(796)	(945)	134	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2023	JPY	3,100,000	(39)	49	10	0	(8)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	09/15/2024		23,360,600	(157)	382	225	0	(127)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		290,200	(55)	43	(12)	0	(10)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	12/15/2026	$	275,000	1,177	13,504	14,681	0	(35)
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		2,807,000	80,853	92,146	172,999	28	(435)
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031	CAD	188,100	(4,815)	(14,886)	(19,701)	415	0
Receive	3-Month USD-LIBOR	1.838	Quarterly	01/12/2052	$	1,100	(10)	(88)	(98)	11	0
Pay	3-Month USD-LIBOR	1.838	Quarterly	01/12/2052		1,100	27	71	98	0	(11)
Receive	3-Month USD-LIBOR	1.795	Quarterly	01/20/2052		800	(7)	(76)	(83)	7	0
Pay	3-Month USD-LIBOR	1.795	Quarterly	01/20/2052		800	27	56	83	0	(7)
Receive	3-Month USD-LIBOR	1.820	Quarterly	01/20/2052		1,100	(8)	(100)	(108)	9	0
Pay	3-Month USD-LIBOR	1.820	Quarterly	01/20/2052		1,100	31	77	108	0	(9)
Pay	6-Month CLP-CHILIBOR	2.874	Semi-Annual	12/04/2026	CLP	10,514,600	(626)	(1,284)	(1,910)	91	0

110	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month CLP-CHILIBOR	5.750%	Semi-Annual	01/31/2027	CLP	25,911,000	$0	$(682)	$(682)	$193	$0
Pay	6-Month CLP-CHILIBOR	5.900	Semi-Annual	01/31/2027		43,342,000	0	(782)	(782)	324	0
Pay	6-Month CLP-CHILIBOR	6.000	Semi-Annual	01/31/2027		17,290,000	0	(216)	(216)	130	0
Pay	6-Month CLP-CHILIBOR	5.640	Semi-Annual	02/01/2027		14,710,000	0	(476)	(476)	110	0
Pay	6-Month CLP-CHILIBOR	5.644	Semi-Annual	02/01/2027		25,410,000	0	(816)	(816)	191	0
Pay	6-Month CLP-CHILIBOR	5.670	Semi-Annual	02/01/2027		8,340,000	0	(256)	(256)	63	0
Pay	6-Month CLP-CHILIBOR	5.810	Semi-Annual	02/01/2027		9,900,000	0	(227)	(227)	75	0
Pay	6-Month CLP-CHILIBOR	5.517	Semi-Annual	02/02/2027		25,639,000	0	(1,003)	(1,003)	192	0
Pay	6-Month CLP-CHILIBOR	5.570	Semi-Annual	02/02/2027		19,657,000	0	(712)	(712)	147	0
Pay	6-Month CLP-CHILIBOR	5.565	Semi-Annual	02/03/2027		29,000,000	0	(1,059)	(1,059)	216	0
Pay	6-Month CLP-CHILIBOR	5.610	Semi-Annual	02/03/2027		18,100,000	0	(616)	(616)	135	0
Pay	6-Month CLP-CHILIBOR	5.620	Semi-Annual	02/03/2027		18,000,000	0	(603)	(603)	134	0
Pay	6-Month CLP-CHILIBOR	5.970	Semi-Annual	02/10/2027		1,500,000	0	(22)	(22)	11	0
Pay	6-Month CLP-CHILIBOR	6.012	Semi-Annual	02/10/2027		7,500,000	0	(91)	(91)	54	0
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	81,200	6,037	2,837	8,874	0	(566)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		16,500	(158)	3,729	3,571	0	(203)
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		14,600	1,761	448	2,209	0	(146)
Pay	28-Day MXN-TIIE	5.125	Lunar	03/24/2023	MXN	3,592,600	(1,551)	(3,815)	(5,366)	72	0
Pay	28-Day MXN-TIIE	5.345	Lunar	06/13/2023		1,101,100	(406)	(1,553)	(1,959)	47	0
Pay	28-Day MXN-TIIE	5.400	Lunar	03/05/2026		1,367,300	(2,802)	(4,177)	(6,979)	203	0
Pay	28-Day MXN-TIIE	5.925	Lunar	05/05/2026		743,010	(793)	(2,411)	(3,204)	110	0
Pay	UKRPI	3.585	Maturity	10/15/2046	GBP	5,350	786	(2,074)	(1,288)	0	(236)

							$83,282	$75,879	$159,161	$3,102	$(2,717)

Total Swap Agreements							$360,743	$39,111	$399,854	$3,423	$(4,692)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,483	$3,425	$4,908	$0	$(1,799)	$(4,733)	$(6,532)

(l)

Securities with an aggregate market value of $746,162 and cash of $30,322 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $2 and liability of $(41) for closed swap agreements is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	111

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022		EUR	1,142	AUD	1,701	$11	$(2)
	04/2022			$24,732		33,080	27	(6)
	05/2022		AUD	31,605		$23,662	5	0
	05/2022		CAD	15,775		12,391	0	(225)
	06/2022		PEN	156,418		37,465	0	(4,738)
	06/2022			$2,467	MXN	52,345	131	0
	07/2022		PEN	80,899		$20,136	0	(1,639)
	07/2022			$8,461	PEN	34,198	739	0
	10/2022		PEN	150,523		$35,728	0	(4,452)
	11/2022			178,081		43,226	0	(4,139)

BPS	04/2022			$4,760	EUR	4,291	0	(13)
	04/2022			1,145	GBP	866	0	(8)
	05/2022		CAD	9,441		$7,564	13	0
	05/2022			$3,277	CAD	4,158	49	0
	05/2022			5,507	MXN	114,684	229	0
	07/2022		MXN	97,277		$4,650	0	(164)

BSH	05/2022			$2,880	PEN	10,752	36	0

CBK	04/2022		PEN	32,486		$7,764	0	(1,062)
	04/2022	«	RUB	95,953		1,251	125	0
	04/2022			$11,270	EUR	10,000	0	(207)
	04/2022			4,070	MXN	88,311	360	0
	04/2022			15,767	PEN	58,896	225	0
	05/2022		PEN	65,632		$16,049	0	(1,745)
	05/2022	«	RUB	128,740		1,643	176	0
	05/2022			$1,257	CAD	1,589	14	0
	06/2022		MXN	150,391		$7,048	0	(417)
	06/2022			$1,085	MXN	22,274	20	0
	06/2022			14,924	PEN	56,868	420	0
	08/2022		PEN	130,308		$33,411	0	(1,620)
	12/2022			290,062		70,965	0	(6,045)

DUB	04/2022		EUR	409	AUD	600	0	(3)
	04/2022	«	RUB	169,556		$2,188	198	0
	04/2022			$16,711	EUR	15,000	0	(117)
	04/2022			9,365	GBP	7,000	0	(170)
	05/2022		EUR	2,176	CAD	3,008	0	(5)
	05/2022	«	RUB	140,284		$1,782	183	0
	05/2022			$3,728	CAD	4,654	0	(6)

GLM	04/2022		MXN	40,733		$2,007	0	(38)
	04/2022	«	RUB	513,495		6,709	681	0
	05/2022	«		410,592		5,307	629	0
	06/2022			$655	MXN	13,856	33	0

HUS	04/2022		EUR	335	AUD	500	3	0
	04/2022		GBP	16,473		$22,004	364	0
	04/2022	«	RUB	138,764		1,773	144	0
	04/2022			$49,596	EUR	45,069	261	0
	04/2022			5,541	GBP	4,223	12	(5)
	05/2022		CAD	2,400		1,422	0	(52)
	05/2022		EUR	6,582	CAD	9,187	56	0
	05/2022			$5,082		6,460	85	0
	05/2022			3,617	EUR	3,256	0	(12)

IND	06/2022			176	MXN	3,663	6	0

JPM	04/2022		AUD	5,240		$3,769	0	(152)
	05/2022		CAD	8,596		6,706	0	(169)
	05/2022		MXN	151,555		7,295	0	(285)
	05/2022			$1,730	CAD	2,194	24	0
	06/2022			1,572	MXN	32,575	45	0

MBC	04/2022		PEN	10,122		$2,692	0	(57)
	04/2022			$2,689	PEN	10,122	57	0

MYI	04/2022		AUD	7,624		$5,457	0	(248)
	04/2022			$56,924	EUR	51,119	0	(373)
	04/2022			1,165	GBP	883	0	(5)
	05/2022		CAD	6,037		$4,746	0	(82)
	05/2022		EUR	51,119		56,973	374	0
	05/2022	«	RUB	123,351		1,590	185	0

112	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
RBC	05/2022		EUR	1,776	CAD	2,500	$32	$0
	05/2022			$6,174		7,855	108	0
	06/2022		MXN	74,827		$3,632	0	(82)

SCX	04/2022		EUR	127,479		143,368	2,345	0
	04/2022		GBP	91,345		122,595	2,600	0
	04/2022	«	RUB	134,512		1,762	183	0
	04/2022			$4,364	PEN	16,446	99	0
	05/2022		CAD	700	EUR	501	0	(5)
	05/2022			6,670		$5,300	0	(35)
	05/2022		GBP	94,846		124,855	284	0
	06/2022			$625	MXN	12,610	1	0

SSB	04/2022			2,220	EUR	2,000	0	(7)
	05/2022		EUR	5,202	CAD	7,200	11	(16)
	06/2022			$4,356	MXN	94,218	321	0

TOR	04/2022		AUD	46,413		$33,308	0	(1,423)
	05/2022		CAD	6,618		5,188	0	(105)
	05/2022		EUR	146	CAD	200	0	(1)
	05/2022			$4,701		6,000	98	0
	06/2022			347	MXN	7,105	6	0

UAG	04/2022	«	RUB	296,446		$3,791	311	0
	04/2022			$19,684	AUD	26,197	0	(81)
	05/2022		AUD	26,197		$19,690	80	0
	05/2022	«	RUB	563,459		7,155	735	0
	06/2022			$2,836	MXN	59,770	131	(1)

Total Forward Foreign Currency Contracts							$13,265	$(30,017)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.495%	09/18/2023	50,000	$ 0	$10,148

BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	56,970	6,489	17,634

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	37,560	4,148	11,626

Total Purchased Options							$10,637	$39,408

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	111,800	$(145)	$(16)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	119,400	(103)	(61)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	52,000	(79)	(53)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	80,200	(108)	(26)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	20,600	(55)	(26)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	125,100	(260)	(121)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	137,800	(218)	(106)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	57,100	(103)	(44)

BRC	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	35,500	(43)	(40)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	69,400	(94)	(63)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	127,600	(201)	(81)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	103,700	(174)	(129)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	73,700	(130)	(71)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	94,800	(430)	(129)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	77,800	(91)	(49)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	52,900	(73)	(59)

DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	65,000	(72)	(27)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	49,900	(82)	(27)

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	21,300	(23)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	63,900	(101)	(19)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	74,400	(120)	(56)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	49,000	(83)	(70)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	113

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	50,800	$ (77)	$ (7)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	86,000	(110)	(11)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	51,800	(61)	(33)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	59,700	(91)	(42)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	116,300	(441)	(191)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	31,600	(96)	(59)

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	80,500	(103)	(10)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	50,700	(105)	(27)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	115,100	(163)	(48)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	67,900	(73)	(62)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	55,500	(89)	(30)

						$ (4,197)	$ (1,797)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.050%	09/18/2023	285,000	$ 0	$(21,326)

BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	04/07/2022	49,900	(257)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	49,900	(257)	(801)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	170,230	(6,317)	(27,570)

BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	119,100	(517)	(38)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	119,100	(972)	(2,532)

CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	57,600	(236)	(32)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	57,600	(236)	(508)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	4,029,200	(8,146)	(153)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	4,029,200	(8,145)	(66,456)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	117,800	(417)	(56)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	117,800	(461)	(982)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	44,400	(157)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	44,400	(254)	(834)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	112,670	(4,076)	(18,248)

							$ (30,448)	$(139,536)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	$98.766	05/05/2022	20,000	$(106)	$(313)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	15,000	(80)	(251)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	20,000	(106)	(362)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.438	06/06/2022	63,600	(348)	(747)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.438	06/06/2022	63,600	(308)	(223)
	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	12,900	(47)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.734	04/06/2022	7,500	(30)	(172)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.000	04/06/2022	16,300	(66)	(418)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	19,600	(80)	(582)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.734	04/06/2022	7,500	(21)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	100.000	04/06/2022	16,300	(44)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	15,500	(75)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	56,600	(302)	(892)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.047	05/05/2022	17,600	(83)	(311)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.594	05/05/2022	25,900	(101)	(569)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	56,600	(212)	(49)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.000	05/05/2022	16,300	(26)	(27)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.500	06/06/2022	36,000	(152)	(289)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	101.500	06/06/2022	36,000	(107)	(58)

					$(2,294)	$(5,278)

Total Written Options					$(36,939)	$(146,611)

114	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	12/20/2026	1.767%	$1,400	$(37)	$(9)	$0	$(46)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574	44,400	(859)	1,462	603	0
	Italy Government International Bond	1.000	Quarterly	12/20/2026	0.843	43,300	80	235	315	0

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.829	1,950	(23)	29	6	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	1,100	(30)	(6)	0	(36)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	800	(38)	3	0	(35)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	25,050	(478)	764	286	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.169	8,600	(353)	352	0	(1)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	1.672	7,100	(432)	376	0	(56)
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.623	8,800	98	(7)	91	0

BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.815	3,000	46	(30)	16	0
	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.748	18,900	(79)	211	132	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2026	1.577	9,300	(243)	34	0	(209)
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	2.408	8,800	(319)	5	0	(314)
	Mexico Government International Bond	1.000	Quarterly	09/20/2022	0.166	9,900	(463)	506	43	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.416	8,400	182	(4)	178	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.520	700	(7)	16	9	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	1.672	7,700	(410)	350	0	(60)
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.623	1,400	13	1	14	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.934	400	(4)	5	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.143	1,100	4	(8)	0	(4)
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	1,400	(37)	(9)	0	(46)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574	3,800	(92)	144	52	0
	Italy Government International Bond	1.000	Quarterly	12/20/2026	0.843	13,100	9	86	95	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.191	800	(5)	10	5	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.400	14,800	(239)	438	199	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.169	2,900	(116)	116	0	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	1.672	1,800	(110)	96	0	(14)

GST	Colombia Government International Bond	1.000	Quarterly	06/20/2026	1.577	9,400	(245)	34	0	(211)
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	2,400	(62)	(17)	0	(79)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	16,200	(758)	55	0	(703)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.263	7,950	(63)	137	74	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	50,350	(824)	1,399	575	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499	16,900	(141)	372	231	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009	6,200	(26)	25	0	(1)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.169	11,900	(486)	485	0	(1)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	1.672	9,000	(732)	662	0	(70)
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.276	12,400	(498)	412	0	(86)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	54,550	(863)	1,485	622	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	1.672	7,500	(486)	427	0	(59)

JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	200	(8)	(1)	0	(9)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	36,950	(732)	1,154	422	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.784	9,300	(73)	157	84	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.243	19,000	260	61	321	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.304	9,400	130	47	177	0
	Nissan Motor Acceptance Co. LLC	1.000	Quarterly	12/20/2026	1.223	73,600	(936)	241	0	(695)

MYC	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	0.822	8,300	0	48	48	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	7,600	(430)	100	0	(330)
	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.217	18,300	357	31	388	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	115

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	12/20/2024	0.499%	$14,000	$(123)	$314	$191	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.691	1,500	(21)	38	17	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.909	23,100	65	36	101	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009	65,400	(221)	213	0	(8)

							$(10,858)	$13,081	$5,296	$(3,073)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$1,800	$(53)	$64	$11	$0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	12,083	(450)	522	72	0

MEI	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	225	(2)	2	0	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	7,700	(228)	274	46	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	15,378	(585)	677	92	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,900	(140)	170	30	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	7,500	(9)	24	15	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	3,200	(92)	111	19	0

						$(1,559)	$1,844	$285	$0

Total Swap Agreements						$(12,417)	$14,925	$5,581	$(3,073)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$913	$10,148	$918	$11,979	$(15,201)	$(21,735)	$(46)	$(36,982)	$(25,003)	$25,511	$508
BPS	291	17,634	383	18,308	(185)	(28,415)	(128)	(28,728)	(10,420)	11,865	1,445
BRC	0	0	392	392	0	(3,083)	(583)	(3,666)	(3,274)	4,128	854
BSH	36	0	0	36	0	0	0	0	36	0	36
CBK	1,340	0	352	1,692	(11,096)	(648)	(64)	(11,808)	(10,116)	9,082	(1,034)
DUB	381	0	0	381	(301)	(54)	0	(355)	26	(300)	(274)
GLM	1,343	0	0	1,343	(38)	(67,647)	0	(67,685)	(66,342)	70,833	4,491
GST	0	0	963	963	0	(149)	(1,151)	(1,300)	(337)	82	(255)
HUS	925	0	622	1,547	(69)	0	(59)	(128)	1,419	(840)	579
IND	6	0	0	6	0	0	0	0	6	0	6
JPM	69	11,626	1,004	12,699	(606)	(20,351)	(704)	(21,661)	(8,962)	10,368	1,406
MBC	57	0	0	57	(57)	0	0	(57)	0	(1,120)	(1,120)
MEI	0	0	0	0	0	0	0	0	0	(10)	(10)
MYC	0	0	883	883	0	(177)	(338)	(515)	368	(3,331)	(2,963)
MYI	559	0	0	559	(708)	0	0	(708)	(149)	(60)	(209)
RBC	140	0	0	140	(82)	0	0	(82)	58	0	58
SAL	0	0	45	45	0	(4,352)	0	(4,352)	(4,307)	4,589	282
SCX	5,512	0	0	5,512	(40)	0	0	(40)	5,472	(3,650)	1,822
SSB	332	0	0	332	(23)	0	0	(23)	309	(290)	19
TOR	104	0	0	104	(1,529)	0	0	(1,529)	(1,425)	1,565	140
UAG	1,257	0	19	1,276	(82)	0	0	(82)	1,194	(1,250)	(56)

Total Over the Counter	$13,265	$39,408	$5,581	$58,254	$(30,017)	$(146,611)	$(3,073)	$(179,701)

(n)

Securities with an aggregate market value of $138,024 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

116	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,483	$1,483
Swap Agreements	0	323	0	0	3,102	3,425

	$0	$323	$0	$0	$4,585	$4,908

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,265	$0	$13,265
Purchased Options	0	0	0	0	39,408	39,408
Swap Agreements	0	5,581	0	0	0	5,581

	$0	$5,581	$0	$13,265	$39,408	$58,254

	$0	$5,904	$0	$13,265	$43,993	$63,162

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,799	$1,799
Swap Agreements	0	2,016	0	0	2,717	4,733

	$0	$2,016	$0	$0	$4,516	$6,532

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30,017	$0	$30,017
Written Options	0	1,797	0	0	144,814	146,611
Swap Agreements	0	3,073	0	0	0	3,073

	$0	$4,870	$0	$30,017	$144,814	$179,701

	$0	$6,886	$0	$30,017	$149,330	$186,233

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$322	$322
Futures	0	0	0	0	(3,440)	(3,440)
Swap Agreements	0	119,669	0	0	(39,718)	79,951

	$0	$119,669	$0	$0	$(42,836)	$76,833

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$52,591	$0	$52,591
Purchased Options	0	0	0	0	(4,708)	(4,708)
Written Options	0	10,314	0	0	65,383	75,697
Swap Agreements	0	22,086	5,730	0	2,599	30,415

	$0	$32,400	$5,730	$52,591	$63,274	$153,995

	$0	$152,069	$5,730	$52,591	$20,438	$230,828

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	117

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	470	470
Swap Agreements	0	(73,973)	0	0	62,637	(11,336)

	$0	$(73,973)	$0	$0	$63,108	$(10,865)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(37,154)	$0	$(37,154)
Purchased Options	0	0	0	0	17,395	17,395
Written Options	0	(732)	0	0	(100,516)	(101,248)
Swap Agreements	0	(11,581)	0	0	0	(11,581)

	$0	$(12,313)	$0	$(37,154)	$(83,121)	$(132,588)

	$0	$(86,286)	$0	$(37,154)	$(20,013)	$(143,453)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$221,211	$45,383	$266,594
Corporate Bonds & Notes
Banking & Finance	149,342	6,943,973	28,076	7,121,391
Industrials	44,003	11,220,453	0	11,264,456
Utilities	0	4,113,616	0	4,113,616
Municipal Bonds & Notes
California	0	364,701	0	364,701
Florida	0	13,579	0	13,579
Georgia	0	61,210	0	61,210
Illinois	0	40,097	0	40,097
Indiana	0	2,383	0	2,383
Massachusetts	0	3,875	0	3,875
Michigan	0	43,333	0	43,333
Nevada	0	3,884	0	3,884
New Jersey	0	21,313	0	21,313
New Mexico	0	6,880	0	6,880
New York	0	157,050	0	157,050
Ohio	0	80,179	0	80,179
Oregon	0	11,256	0	11,256
Pennsylvania	0	14,950	0	14,950
Texas	0	62,202	0	62,202
Virginia	0	1,687	0	1,687
Wisconsin	0	5,177	0	5,177
U.S. Government Agencies	0	452,710	0	452,710
U.S. Treasury Obligations	0	5,645,498	0	5,645,498
Non-Agency Mortgage-Backed Securities	0	58,211	0	58,211
Asset-Backed Securities	0	139,697	0	139,697
Sovereign Issues	0	713,617	0	713,617
Convertible Preferred Securities
Financials	26,765	0	0	26,765
Preferred Securities
Financials	26,217	1,027,693	0	1,053,910
Industrials	0	42,622	0	42,622
Utilities	0	46,972	235,719	282,691
Short-Term Instruments
Repurchase Agreements	0	4,147	0	4,147

	$246,327	$31,524,176	$309,178	$32,079,681

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$165	$0	$0	$165

Total Investments	$246,492	$31,524,176	$309,178	$32,079,846

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(39,734)	0	(39,734)
U.S. Treasury Obligations	0	(1,062)	0	(1,062)

	$0	$(40,796)	$0	$(40,796)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,181	3,725	0	4,906
Over the counter	0	54,704	3,550	58,254

	$1,181	$58,429	$3,550	$63,160

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,799)	(4,692)	0	(6,491)
Over the counter	0	(179,701)	0	(179,701)

	$(1,799)	$(184,393)	$0	$(186,192)

Total Financial Derivative Instruments	$(618)	$(125,964)	$3,550	$(123,032)

Totals	$245,874	$31,357,416	$312,728	$31,916,018

118	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$34,062	$50,414	$(36,800)	$6	$5	$(2,304)	$0	$0	$45,383	$(1,873)
Corporate Bonds & Notes
Banking & Finance	29,163	0	0	0	0	(1,087)	0	0	28,076	(1,087)
Preferred Securities
Utilities	241,232	3,706	(1,853)	0	0	(7,366)	0	0	235,719	(7,366)

	$304,457	$54,120	$(38,653)	$6	$5	$(10,757)	$0	$0	$309,178	$(10,326)

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$3,550	$0	$0	$3,550	$3,550

Totals	$304,457	$54,120	$(38,653)	$6	$5	$(7,207)	$0	$0	$312,728	$(6,776)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$43,391	Discounted Cash Flow	Discount Rate	4.058	—
	1,992	Third Party Vendor	Broker Quote	100.125	—
Corporate Bonds & Notes
Banking & Finance	28,076	Discounted Cash Flow	Discount Rate	5.760	—
Preferred Securities
Utilities	235,719	Discounted Cash Flow	Discount Rate	4.043	—

Financial Derivative Instruments - Assets
Over the counter	3,550	Other Valuation Techniques(2)	—	—	—

Total	$312,728

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	119

Schedule of Investments	PIMCO Low Duration Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.0%

CORPORATE BONDS & NOTES 19.5%

BANKING & FINANCE 14.7%

Alexandria Real Estate Equities, Inc.
3.800% due 04/15/2026	$1,500	$1,529

American Express Co.
2.250% due 03/04/2025	5,000	4,915

American Tower Corp.
1.300% due 09/15/2025	1,000	933
3.000% due 06/15/2023	1,700	1,706

Bank of America Corp.
1.112% (SOFRRATE + 0.970%) due 07/22/2027 ~	700	698
1.658% due 03/11/2027 •	6,100	5,692
1.734% due 07/22/2027 •	3,000	2,789
2.592% due 04/29/2031 •	7,000	6,470
3.093% due 10/01/2025 •	1,900	1,895
3.864% due 07/23/2024 •	1,400	1,416

Banque Federative du Credit Mutuel SA
1.214% (US0003M + 0.960%) due 07/20/2023 ~	2,600	2,616

Barclays PLC
4.338% due 05/16/2024 •	5,000	5,080
4.375% due 01/12/2026	7,000	7,153
4.972% due 05/16/2029 •	1,800	1,886

BNP Paribas SA
1.904% due 09/30/2028 •	10,500	9,416
3.375% due 01/09/2025	2,350	2,340

BOC Aviation Ltd.
2.091% (US0003M + 1.125%) due 09/26/2023 ~	2,800	2,803

BPCE SA
1.000% due 01/20/2026	1,700	1,561
3.000% due 05/22/2022	2,000	2,004
4.000% due 09/12/2023	3,000	3,043

Brixmor Operating Partnership LP
3.650% due 06/15/2024	500	504

Canadian Imperial Bank of Commerce
1.072% (SOFRRATE + 0.800%) due 03/17/2023 ~	3,000	3,007

Citigroup, Inc.
1.218% (US0003M + 0.960%) due 04/25/2022 ~	800	800
1.813% (SOFRRATE + 1.528%) due 03/17/2026 ~(d)	12,000	12,150
2.572% due 06/03/2031 •(d)	2,500	2,295
2.700% due 10/27/2022	750	754
2.976% due 11/05/2030 •	450	428
3.668% due 07/24/2028 •	700	701
3.700% due 01/12/2026	600	608

Cooperatieve Rabobank UA
1.826% (US0003M + 0.860%) due 09/26/2023 ~	5,500	5,542
2.625% due 07/22/2024	1,600	1,588

Corebridge Financial, Inc.
3.850% due 04/05/2029 (a)	3,900	3,896

Credit Suisse AG
0.520% due 08/09/2023	300	292

Credit Suisse Group AG
2.193% due 06/05/2026 •	1,000	940
2.593% due 09/11/2025 •	300	290
3.091% due 05/14/2032 •	3,600	3,253
3.800% due 06/09/2023	1,400	1,413
4.207% due 06/12/2024 •	750	757
4.550% due 04/17/2026	700	713

Deutsche Bank AG
1.738% (US0003M + 1.230%) due 02/27/2023 ~	500	503
3.035% due 05/28/2032 •(d)	1,500	1,350

Equitable Financial Life Global Funding
0.500% due 04/06/2023	7,000	6,879

Essex Portfolio LP
3.500% due 04/01/2025	850	858

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GA Global Funding Trust
1.000% due 04/08/2024	$4,700	$4,503
1.950% due 09/15/2028	3,600	3,207

Goldman Sachs Group, Inc.
2.108% (US0003M + 1.600%) due 11/29/2023 ~	8,000	8,106
2.124% (SOFRRATE + 1.850%) due 03/15/2028 ~	5,000	5,127
2.640% due 02/24/2028 •	6,125	5,863
3.500% due 04/01/2025	1,875	1,890
3.691% due 06/05/2028 •	1,000	1,002

Healthpeak Properties, Inc.
3.250% due 07/15/2026	1,000	1,000

HSBC Holdings PLC
3.803% due 03/11/2025 •	4,900	4,925
3.950% due 05/18/2024 •	1,050	1,061
3.973% due 05/22/2030 •	1,800	1,804
4.250% due 03/14/2024	1,375	1,396

ING Groep NV
4.100% due 10/02/2023	450	458

Jackson National Life Global Funding
2.650% due 06/21/2024	3,300	3,277
3.250% due 01/30/2024	500	504
3.875% due 06/11/2025	1,200	1,221

JPMorgan Chase & Co.
1.578% due 04/22/2027 •	4,800	4,475
3.540% due 05/01/2028 •	4,300	4,317
3.797% due 07/23/2024 •	5,000	5,059

Lloyds Banking Group PLC
3.511% due 03/18/2026 •	2,500	2,489
3.574% due 11/07/2028 •	3,400	3,325
4.450% due 05/08/2025	1,100	1,128

MassMutual Global Funding II
0.600% due 04/12/2024	11,000	10,542
3.400% due 03/08/2026	400	405

Mitsubishi UFJ Financial Group, Inc.
2.801% due 07/18/2024	5,000	4,973

Mizuho Financial Group, Inc.
1.128% (US0003M + 0.630%) due 05/25/2024 ~	4,000	4,001
2.839% due 07/16/2025 •	300	297

Morgan Stanley
0.985% due 12/10/2026 •	1,700	1,561
2.239% due 07/21/2032 •	4,000	3,550
3.737% due 04/24/2024 •	3,900	3,941

MUFG Union Bank NA
2.100% due 12/09/2022	2,000	2,003

Nationwide Building Society
4.363% due 08/01/2024 •	1,600	1,625

NatWest Group PLC
1.642% due 06/14/2027 •	5,000	4,578

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~	1,800	1,817

New York Life Global Funding
0.950% due 06/24/2025	100	93

Nomura Holdings, Inc.
2.648% due 01/16/2025	3,000	2,921

Pacific Life Global Funding II
1.375% due 04/14/2026	1,200	1,118

Principal Life Global Funding
0.750% due 04/12/2024	12,600	12,052

Progressive Corp.
2.500% due 03/15/2027	1,900	1,863

Protective Life Global Funding
0.502% due 04/12/2023	7,000	6,890
1.082% due 06/09/2023	3,200	3,147
2.615% due 08/22/2022	2,000	2,009

Realty Income Corp.
4.875% due 06/01/2026	500	528

Reinsurance Group of America, Inc.
3.950% due 09/15/2026	300	307

Santander Holdings USA, Inc.
3.244% due 10/05/2026	1,000	976
3.400% due 01/18/2023	1,700	1,711

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander U.K. Group Holdings PLC
1.089% due 03/15/2025 •	$2,900	$2,760
1.673% due 06/14/2027 •	1,000	911

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023	1,300	1,304

Standard Chartered PLC
1.365% (SOFRRATE + 1.250%) due 10/14/2023 ~	400	401
2.030% (SOFRRATE + 1.740%) due 03/30/2026 ~	3,000	3,020
3.785% due 05/21/2025 •	3,000	3,006

Sumitomo Mitsui Financial Group, Inc.
2.348% due 01/15/2025	1,500	1,459
2.448% due 09/27/2024	1,700	1,671
2.696% due 07/16/2024	2,900	2,874

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023	1,000	974

Svenska Handelsbanken AB
1.418% due 06/11/2027 •	3,400	3,136

UBS Group AG
2.859% due 08/15/2023 •	1,500	1,503
4.125% due 04/15/2026	3,500	3,568

Wells Fargo & Co.
3.300% due 09/09/2024	2,000	2,022
3.550% due 09/29/2025	200	203
4.125% due 08/15/2023	4,500	4,602
4.300% due 07/22/2027	4,000	4,159

WP Carey, Inc.
4.000% due 02/01/2025	1,000	1,022

		293,106

INDUSTRIALS 3.2%

7-Eleven, Inc.
0.800% due 02/10/2024	10,100	9,709

AbbVie, Inc.
2.300% due 11/21/2022	4,700	4,717

American Airlines Pass-Through Trust
3.375% due 11/01/2028	1,285	1,238

Arrow Electronics, Inc.
4.500% due 03/01/2023	1,800	1,826

BMW U.S. Capital LLC
3.900% due 04/09/2025	3,000	3,063

BOC Aviation USA Corp.
1.625% due 04/29/2024	1,800	1,730

CVS Health Corp.
4.750% due 12/01/2022	2,381	2,413

Dell International LLC
5.450% due 06/15/2023	53	55

Entergy Louisiana LLC
0.620% due 11/17/2023	2,500	2,427

Harvest Operations Corp.
1.000% due 04/26/2024	9,800	9,416

HCA, Inc.
3.125% due 03/15/2027	4,000	3,915

Heineken NV
3.400% due 04/01/2022	400	400

Home Depot, Inc.
2.700% due 04/15/2025	2,000	1,995

Hyundai Capital America
2.850% due 11/01/2022	200	201

JetBlue Pass-Through Trust
2.750% due 11/15/2033	2,287	2,148

Lundin Energy Finance BV
2.000% due 07/15/2026	700	653

Magallanes, Inc.
3.755% due 03/15/2027	6,100	6,099

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	3,500	3,494

Petronas Capital Ltd.
3.500% due 04/21/2030	850	867

Starbucks Corp.
0.608% (SOFRINDX + 0.420%) due 02/14/2024 ~	1,300	1,302

120	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sutter Health
2.294% due 08/15/2030	$1,800	$1,630

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	750	759

United Airlines Pass-Through Trust
4.150% due 10/11/2025	851	854
4.550% due 08/25/2031	1,355	1,360
5.875% due 04/15/2029	2,275	2,359

		64,630

UTILITIES 1.6%

Atmos Energy Corp.
1.023% (US0003M + 0.380%) due 03/09/2023 ~	1,100	1,099

Avangrid, Inc.
3.150% due 12/01/2024	2,000	1,998

Cleco Power LLC
1.326% (US0003M + 0.500%) due 06/15/2023 ~	3,100	3,100

NBN Co. Ltd.
1.450% due 05/05/2026	4,300	3,984

Pacific Gas & Electric Co.
1.367% due 03/10/2023	1,700	1,671
3.850% due 11/15/2023	800	804
4.250% due 08/01/2023	1,200	1,212
4.400% due 03/01/2032	3,000	2,954

Puget Energy, Inc.
2.379% due 06/15/2028	1,200	1,100

SA Global Sukuk Ltd.
0.946% due 06/17/2024	3,200	3,065

Southern California Edison Co.
0.700% due 08/01/2023	2,700	2,631
0.910% (SOFRRATE + 0.640%) due 04/03/2023 ~	4,100	4,099
3.500% due 10/01/2023	200	202

Southern California Gas Co.
2.950% due 04/15/2027	4,700	4,641

		32,560

Total Corporate Bonds & Notes (Cost $401,443)		390,296

MUNICIPAL BONDS & NOTES 1.2%

CALIFORNIA 0.5%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.337% due 06/01/2023	4,100	4,100

Port of Oakland, California Revenue Notes, Series 2020
0.821% due 05/01/2023	2,705	2,668

University of California Revenue Notes, Series 2020
1.316% due 05/15/2027	2,600	2,388

		9,156

FLORIDA 0.1%

Miami-Dade County, Florida Revenue Notes, Series 2021
1.154% due 10/01/2025	2,000	1,881
1.471% due 10/01/2026	700	655

		2,536

HAWAII 0.1%

Hawaii State General Obligation Notes, Series 2020
0.802% due 10/01/2024	2,400	2,295

IDAHO 0.1%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	1,200	1,202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 0.0%

University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	$40	$40

NEW YORK 0.1%

New York State Urban Development Corp. Revenue Notes, Series 2020
1.115% due 03/15/2025	1,000	950
1.346% due 03/15/2026	2,300	2,160

		3,110

OREGON 0.1%

Port of Morrow, Oregon Revenue Notes, Series 2016
1.809% due 09/01/2022	3,100	3,105

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	300	282

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
1.497% due 06/01/2024	2,200	2,118
1.820% due 06/01/2026	800	747

		3,147

Total Municipal Bonds & Notes (Cost $25,412)		24,591

U.S. GOVERNMENT AGENCIES 3.5%

Fannie Mae
0.546% due 12/25/2046 •	743	744
0.556% due 10/25/2046 •	877	878
0.606% due 01/25/2047 •	747	748
0.697% due 06/25/2037 •	53	53
0.750% due 11/25/2050	2,788	2,447
0.907% due 07/25/2049 •	1,919	1,928
0.967% due 03/25/2041 •	978	986
1.823% due 07/01/2034 •	63	65
2.297% due 10/01/2037 •	77	81

Federal Home Loan Bank
1.050% due 08/13/2026	4,800	4,490

Freddie Mac
0.456% due 10/15/2037 •	886	892
0.606% due 07/15/2041 •	1,095	1,104
0.650% due 10/27/2025	9,200	8,569
0.800% due 10/28/2026	9,200	8,472
1.000% due 12/15/2040 - 05/25/2047	4,678	4,463
2.349% due 06/01/2037 •	80	84
2.500% due 09/25/2048	2,293	2,228
3.000% due 08/15/2046	811	806
4.000% due 09/01/2048 - 10/01/2048	3,703	3,790
4.500% due 02/01/2049	2,802	2,917

Ginnie Mae
0.456% due 08/20/2065 ~	1,811	1,803
0.566% due 02/20/2067 •	1,436	1,432
0.571% due 09/20/2065 •	1,046	1,043
0.626% due 10/20/2065 •	1,732	1,728
0.646% due 07/20/2063 •	413	412
0.676% due 06/20/2065 ~	1,093	1,092
0.686% due 06/20/2065 •	703	702
0.706% due 03/20/2065 •	1,381	1,382
0.756% due 12/20/2064 - 11/20/2065 •	2,315	2,316
0.876% due 02/20/2066 •	11	11
0.986% due 04/20/2066 •	2,525	2,542
1.006% due 04/20/2066 •	3,389	3,416
1.106% due 01/20/2067 •	1,406	1,422
1.500% due 10/20/2045	2,064	1,926

Uniform Mortgage-Backed Security
3.000% due 01/01/2035	967	977
4.500% due 08/01/2048 - 01/01/2049	891	925

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/01/2034 - 04/01/2039	$112	$121

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2052	1,500	1,526

Total U.S. Government Agencies (Cost $73,041)		70,521

U.S. TREASURY OBLIGATIONS 60.5%

U.S. Treasury Notes
0.125% due 01/15/2024	65,000	62,559
0.250% due 06/15/2024	90,000	85,855
0.375% due 07/15/2024 (g)	24,000	22,912
0.750% due 12/31/2023	320,000	311,762
0.875% due 01/31/2024	138,600	135,092
1.500% due 02/29/2024	98,100	96,678
2.250% due 03/31/2024	495,000	494,352

Total U.S. Treasury Obligations (Cost $1,224,887)		1,209,210

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.8%

AREIT Trust
1.184% due 09/14/2036 •	681	680
1.300% due 11/17/2024 •	3,500	3,465
1.477% due 07/17/2026 •	4,700	4,691

Atrium Hotel Portfolio Trust
1.347% due 06/15/2035 •	3,400	3,355

Banc of America Commercial Mortgage Trust
3.441% due 09/15/2048	3,382	3,371

BANK
2.808% due 10/17/2052	2,500	2,467
3.279% due 11/15/2054	1,700	1,693
3.623% due 04/15/2052	3,000	3,057

Barclays Commercial Mortgage Securities Trust
3.488% due 02/15/2050	1,471	1,483

Benchmark Mortgage Trust
3.615% due 03/15/2062	4,100	4,170

BX Commercial Mortgage Trust
1.127% due 10/15/2036 •	1,300	1,270

Citigroup Commercial Mortgage Trust
3.268% due 09/15/2050	1,400	1,397
3.297% due 10/12/2050	4,258	4,271

Commercial Mortgage Trust
3.244% due 10/10/2029	2,000	1,970
3.550% due 02/10/2049	928	937
4.181% due 05/10/2051	1,026	1,058

CSAIL Commercial Mortgage Trust
3.314% due 11/15/2049	3,404	3,415

GS Mortgage Securities Trust
3.801% due 01/10/2047	739	742

Hilton USA Trust
3.719% due 11/05/2038	2,000	2,000

InTown Hotel Portfolio Trust
1.497% due 01/15/2033 •	4,800	4,782

JPMDB Commercial Mortgage Securities Trust
3.242% due 10/15/2050	1,100	1,097

LUXE Commercial Mortgage Trust
1.377% due 11/15/2038 •	1,200	1,178
1.447% due 10/15/2038 •	1,100	1,083

MF1 Multifamily Housing Mortgage Loan Trust
1.293% due 07/15/2036 •	4,077	4,015

Morgan Stanley Capital Trust
1.566% due 12/15/2023 ~	3,100	3,079
2.606% due 08/15/2049	523	518
2.860% due 11/15/2049	2,771	2,754

Ready Capital Mortgage Financing LLC
1.407% due 07/25/2036 •	2,700	2,656
1.457% due 04/25/2038 •	3,451	3,446

SFO Commercial Mortgage Trust
1.547% due 05/15/2038 •	2,100	2,064

SREIT Trust
1.097% due 10/15/2038 •	2,400	2,342

Starwood Mortgage Trust
1.255% due 11/15/2036 •	2,550	2,503

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	121

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Commercial Mortgage Trust
3.215% due 08/15/2050	$2,700	$2,699
3.460% due 04/15/2052	3,200	3,203
3.903% due 02/15/2051	1,500	1,529
4.119% due 06/15/2051	2,000	2,056

VMC Finance LLC
1.568% due 06/16/2036 ~	815	808

VNDO Mortgage Trust
2.996% due 11/15/2030	4,700	4,719

Wells Fargo Commercial Mortgage Trust
2.514% due 08/15/2049	1,131	1,118
2.911% due 06/15/2049	830	826
3.390% due 11/15/2050	1,200	1,207
4.147% due 06/15/2051	600	621

Total Non-Agency Mortgage-Backed Securities (Cost $97,218)		95,795

ASSET-BACKED SECURITIES 6.4%

ACREC Ltd.
1.618% due 10/16/2036 •	1,500	1,477

Anchorage Capital CLO Ltd.
1.381% due 07/15/2032 •	5,000	4,918

Apex Credit CLO Ltd.
1.918% due 09/20/2029 ~	2,500	2,486

Apidos CLO
1.321% due 04/15/2031 •	750	745

Apres Static CLO Ltd.
1.311% due 10/15/2028 •	1,666	1,661

Arbor Realty Commercial Real Estate Notes Ltd.
1.747% due 11/15/2036 •	3,000	2,973

Ares CLO Ltd.
1.291% due 04/18/2031 ~	3,400	3,345
1.309% due 04/22/2031 •	2,000	1,985

Atlas Senior Loan Fund Ltd.
1.339% due 04/22/2031 •	1,300	1,292

BDS Ltd.
1.818% due 12/16/2036 •	4,300	4,258

Carlyle Global Market Strategies CLO Ltd.
1.339% due 04/22/2032 •	1,800	1,779

CLNC Ltd.
1.414% due 08/20/2035 ~	4,615	4,567

Crestline Denali CLO Ltd.
1.399% due 10/23/2031 •	4,600	4,540

DLLAD LLC
0.640% due 09/21/2026	2,200	2,072

ECMC Group Student Loan Trust
1.207% due 02/27/2068 •	1,491	1,465

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.257% due 09/25/2068 •	$2,443	$2,435
1.457% due 07/25/2069 •	3,384	3,391
1.457% due 01/27/2070 •	1,889	1,894
1.507% due 05/25/2067 •	876	882

Fortress Credit Investments Ltd.
1.933% due 12/17/2026 ~	3,000	3,002

FS Rialto Issuer LLC
2.200% due 01/19/2039 •	6,500	6,507

Greystone Commercial Real Estate Notes Ltd.
1.577% due 09/15/2037 •	2,000	1,983

HGI CRE CLO Ltd.
1.859% due 01/19/2027 ~	3,200	3,204

LCM LP
1.334% due 04/20/2031 •	2,000	1,986

LMREC LLC
1.505% due 04/22/2037 •	4,300	4,184

LoanCore Issuer Ltd.
1.600% due 01/17/2037 •	2,300	2,287
1.697% due 11/15/2038 •	4,600	4,575

Navient Student Loan Trust
0.837% due 03/25/2067 •	685	684

Nelnet Student Loan Trust
1.057% due 03/25/2030 •	292	292

Oaktree CLO Ltd.
1.369% due 04/22/2030 •	3,000	2,982

OSD CLO Ltd.
1.835% due 04/17/2031 •	2,500	2,472

OZLM Ltd.
1.414% due 07/20/2032 •	1,800	1,791

Saranac CLO Ltd.
1.646% due 08/13/2031 •	2,800	2,791

SLC Student Loan Trust
0.566% due 05/15/2029 •	653	644
0.936% due 03/15/2027 •	42	42
1.373% due 11/25/2042 •	229	229

SLM Student Loan Trust
0.378% due 01/25/2027 •	133	132
0.398% due 10/25/2028 •	964	960
1.296% due 12/15/2027 •	40	40

Starwood Commercial Mortgage Trust
1.668% due 04/18/2038 •	7,000	6,957

THL Credit Wind River Clo Ltd.
1.321% due 04/15/2031 •	3,700	3,674

TPG Real Estate Finance Issuer Ltd.
1.700% due 02/15/2039 •	4,100	4,075

TPG Real Estate Finance Ltd.
1.314% due 10/15/2034 •	2,604	2,575

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
1.244% due 07/20/2030 •	$4,000	$4,001
1.274% due 04/20/2029 •	891	892
1.459% due 07/30/2032 •	2,000	1,988

Vibrant CLO Ltd.
1.240% due 07/20/2032 •	3,900	3,869
1.878% due 06/20/2029 •	3,819	3,817

Wellfleet CLO Ltd.
1.144% due 04/20/2029 •	3,410	3,410
1.144% due 07/20/2029 •	4,481	4,457

Total Asset-Backed Securities (Cost $129,559)		128,667

SOVEREIGN ISSUES 0.6%

Province of Ontario
3.050% due 01/29/2024	5,000	5,060

Province of Quebec
2.625% due 02/13/2023	4,500	4,535

Qatar Government International Bond
3.875% due 04/23/2023	1,200	1,222

Total Sovereign Issues (Cost $10,821)		10,817

SHORT-TERM INSTRUMENTS 5.5%

REPURCHASE AGREEMENTS (e) 5.0%
		100,375

U.S. TREASURY BILLS 0.5%
0.343% due 04/07/2022 - 06/30/2022 (b)(c)(g)	9,341	9,338

Total Short-Term Instruments (Cost $109,711)		109,713

Total Investments in Securities (Cost $2,072,092)		2,039,610

Total Investments 102.0% (Cost $2,072,092)		$2,039,610

Financial Derivative Instruments (f) (0.0)% (Cost or Premiums, net $1,887)		(69)

Other Assets and Liabilities, net (2.0)%		(40,317)

Net Assets 100.0%		$1,999,224

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	1.813%	03/17/2026	03/10/2022	$12,000	$12,150	0.61%
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	2,500	2,295	0.11
Deutsche Bank AG	3.035	05/28/2032	08/05/2021	1,548	1,350	0.07

				$16,048	$15,795	0.79%

122	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	0.260%	03/31/2022	04/01/2022	$99,500	U.S. Treasury Bonds 3.000% due 05/15/2047	$(101,675)	$99,500	$99,501
FICC	0.010	03/31/2022	04/01/2022	875	U.S. Treasury Bills 0.000% due 08/04/2022	(893)	875	875

Total Repurchase Agreements						$(102,568)	$100,375	$100,376

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
DEU	$99,501	$0	$0	$99,501	$(101,675)	$(2,174)
FICC	875	0	0	875	(893)	(18)

Total Borrowings and Other Financing Transactions	$100,376	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	147	$	(19,914)	$677	$0	$(60)

Total Futures Contracts					$677	$0	$(60)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2023	0.581%	$	5,400	$68	$(28)	$40	$0	$(2)
Boeing Co.	1.000	Quarterly	06/20/2023	0.822		1,200	6	(3)	3	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	1.341		1,200	(6)	(10)	(16)	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.492		2,000	33	(5)	28	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.703		1,300	17	(1)	16	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		200	2	0	2	0	0

							$120	$(47)	$73	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$	4,400	$108	$(27)	$81	$1	$0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		44,300	1,016	(244)	772	0	(5)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		44,800	643	90	733	0	(3)

						$1,767	$(181)	$1,586	$1	$(8)

Total Swap Agreements						$1,887	$(228)	$1,659	$1	$(10)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	123

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1	$1	$0	$(60)	$(10)	$(70)

(g)

Securities with an aggregate market value of $6,973 and cash of $2,383 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$0	$1

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$60	$60
Swap Agreements	0	10	0	0	0	10

	$0	$10	$0	$0	$60	$70

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$864	$864
Swap Agreements	0	400	0	0	(2)	398

	$0	$400	$0	$0	$862	$1,262

Over the counter
Swap Agreements	$0	$0	$0	$0	$(1)	$(1)

	$0	$400	$0	$0	$861	$1,261

124	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(139)	$(139)
Swap Agreements	0	(312)	0	0	0	(312)

	$0	$(312)	$0	$0	$(139)	$(451)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$3,896	$289,210	$0	$293,106
Industrials	0	64,630	0	64,630
Utilities	0	32,560	0	32,560
Municipal Bonds & Notes
California	0	9,156	0	9,156
Florida	0	2,536	0	2,536
Hawaii	0	2,295	0	2,295
Idaho	0	1,202	0	1,202
Massachusetts	0	40	0	40
New York	0	3,110	0	3,110
Oregon	0	3,105	0	3,105
West Virginia	0	3,147	0	3,147
U.S. Government Agencies	0	70,521	0	70,521
U.S. Treasury Obligations	0	1,209,210	0	1,209,210
Non-Agency Mortgage-Backed Securities	0	95,795	0	95,795
Asset-Backed Securities	0	128,667	0	128,667

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Sovereign Issues	$0	$10,817	$0	$10,817
Short-Term Instruments
Repurchase Agreements	0	100,375	0	100,375
U.S. Treasury Bills	0	9,338	0	9,338

Total Investments	$3,896	$2,035,714	$0	$2,039,610

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(70)	$0	$(70)

Total Financial Derivative Instruments	$0	$(69)	$0	$(69)

Totals	$3,896	$2,035,645	$0	$2,039,541

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	125

Schedule of Investments	PIMCO Moderate Duration Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.3%

CORPORATE BONDS & NOTES 31.7%

BANKING & FINANCE 23.1%

AIA Group Ltd.
3.125% due 03/13/2023	$1,600	$1,607
3.375% due 04/07/2030	7,500	7,466

American International Group, Inc.
3.750% due 07/10/2025	9,000	9,155
4.250% due 03/15/2029	4,000	4,190

American Tower Corp.
2.750% due 01/15/2027	6,200	5,946
3.000% due 06/15/2023	5,200	5,219
5.000% due 02/15/2024	300	310

AmFam Holdings, Inc.
2.805% due 03/11/2031	2,100	1,943

Andrew W Mellon Foundation
0.947% due 08/01/2027	13,000	11,791

Aviation Capital Group LLC
4.125% due 08/01/2025	600	596

Banco Santander SA
1.849% due 03/25/2026	2,000	1,872

Bank of America Corp.
1.112% (SOFRRATE + 0.970%) due 07/22/2027 ~	3,300	3,288
1.319% due 06/19/2026 •	6,500	6,099
1.658% due 03/11/2027 •	11,900	11,104
1.734% due 07/22/2027 •	7,200	6,693
1.922% due 10/24/2031 •	2,900	2,522
3.093% due 10/01/2025 •	14,000	13,961
3.194% due 07/23/2030 •	100	97
3.419% due 12/20/2028 •	5,842	5,787
3.593% due 07/21/2028 •	2,500	2,508

Banque Federative du Credit Mutuel SA
1.214% (US0003M + 0.960%) due 07/20/2023 ~	3,000	3,019
3.750% due 07/20/2023	1,100	1,115

Barclays PLC
2.667% due 03/10/2032 •	1,400	1,258
2.852% due 05/07/2026 •	6,000	5,832
2.894% due 11/24/2032 •	8,000	7,265
4.337% due 01/10/2028	10,800	10,989
4.375% due 01/12/2026	2,350	2,401

BNP Paribas SA
1.323% due 01/13/2027 •	4,100	3,738
1.904% due 09/30/2028 •	15,000	13,452
2.871% due 04/19/2032 •	7,050	6,426
3.052% due 01/13/2031 •	4,400	4,124
3.500% due 11/16/2027	1,700	1,685

BOC Aviation Ltd.
2.091% (US0003M + 1.125%) due 09/26/2023 ~	5,000	5,006

BPCE SA
1.000% due 01/20/2026	4,200	3,856
2.375% due 01/14/2025	6,900	6,653
3.000% due 05/22/2022	300	301
4.000% due 04/15/2024	1,000	1,017
4.500% due 03/15/2025	5,000	5,061
4.625% due 07/11/2024	350	357
5.700% due 10/22/2023	1,100	1,138

Brighthouse Financial Global Funding
1.550% due 05/24/2026	2,100	1,943

Brookfield Asset Management, Inc.
4.000% due 01/15/2025	4,000	4,051

Brookfield Finance, Inc.
4.000% due 04/01/2024	800	812
4.350% due 04/15/2030	550	573

Canadian Imperial Bank of Commerce
1.072% (SOFRRATE + 0.800%) due 03/17/2023 ~	4,500	4,510

Charles Schwab Corp.
2.000% due 03/20/2028	3,900	3,658

Chubb INA Holdings, Inc.
2.875% due 11/03/2022	150	151

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
1.218% (US0003M + 0.960%) due 04/25/2022 ~	$1,600	$1,600
1.813% (SOFRRATE + 1.528%) due 03/17/2026 ~(c)	5,000	5,063
2.217% (US0003M + 1.250%) due 07/01/2026 ~	8,000	8,083
2.572% due 06/03/2031 •(c)	6,600	6,058
2.976% due 11/05/2030 •	3,628	3,448
3.300% due 04/27/2025	6,000	6,046
3.400% due 05/01/2026	1,500	1,513
3.700% due 01/12/2026	3,100	3,141
3.980% due 03/20/2030 •	2,000	2,034

Cooperatieve Rabobank UA
1.339% due 06/24/2026 •	6,000	5,606

Credit Agricole SA
3.250% due 10/04/2024	8,600	8,605

Credit Suisse AG
3.625% due 09/09/2024	800	810

Credit Suisse Group AG
2.193% due 06/05/2026 •	8,850	8,320
3.091% due 05/14/2032 •	6,600	5,963
3.800% due 06/09/2023	10,900	11,003
4.550% due 04/17/2026	4,500	4,582

Crown Castle International Corp.
3.200% due 09/01/2024	1,000	1,002
3.800% due 02/15/2028	1,500	1,501

Danske Bank AS
1.171% due 12/08/2023 •	8,700	8,591

Deutsche Bank AG
2.222% due 09/18/2024 •	5,700	5,578
3.961% due 11/26/2025 •	200	200
4.100% due 01/13/2026	100	101

Discover Bank
3.450% due 07/27/2026	800	797
4.200% due 08/08/2023	6,000	6,104

First American Financial Corp.
2.400% due 08/15/2031	2,100	1,842

GA Global Funding Trust
1.000% due 04/08/2024	12,500	11,976
1.625% due 01/15/2026	1,600	1,490

General Motors Financial Co., Inc.
3.950% due 04/13/2024	2,000	2,032
5.250% due 03/01/2026	5,000	5,242

Goldman Sachs Group, Inc.
1.431% due 03/09/2027 •	14,100	13,010
1.542% due 09/10/2027 •	14,800	13,547
2.124% (SOFRRATE + 1.850%) due 03/15/2028 ~	2,500	2,564
2.640% due 02/24/2028 •	1,475	1,412
3.615% due 03/15/2028 •	500	500
3.691% due 06/05/2028 •	7,175	7,192
3.850% due 01/26/2027	900	909
4.223% due 05/01/2029 •	4,000	4,100

HSBC Holdings PLC
1.645% due 04/18/2026 •	10,000	9,420
2.848% due 06/04/2031 •	1,550	1,435
3.033% due 11/22/2023 •	5,000	5,014
3.600% due 05/25/2023	2,000	2,024
3.803% due 03/11/2025 •	5,200	5,227
3.950% due 05/18/2024 •	6,600	6,669
3.973% due 05/22/2030 •	8,400	8,417
4.292% due 09/12/2026 •	1,500	1,521

ING Groep NV
1.281% (SOFRRATE + 1.010%) due 04/01/2027 ~	7,500	7,391
3.550% due 04/09/2024	1,000	1,013
4.100% due 10/02/2023	5,700	5,798
4.625% due 01/06/2026	6,900	7,138

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031	1,800	1,540

JPMorgan Chase & Co.
1.578% due 04/22/2027 •	12,100	11,282
1.953% due 02/04/2032 •	13,900	12,191
2.739% due 10/15/2030 •	2,700	2,554
3.300% due 04/01/2026	5,000	5,044
3.540% due 05/01/2028 •	1,000	1,004

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.782% due 02/01/2028 •	$2,400	$2,433
3.900% due 07/15/2025	4,800	4,930
7.625% due 10/15/2026	3,000	3,519

Kimco Realty Corp.
3.800% due 04/01/2027	2,000	2,025

KKR Group Finance Co. LLC
3.750% due 07/01/2029	1,600	1,640

Lazard Group LLC
3.750% due 02/13/2025	856	866

LeasePlan Corp. NV
2.875% due 10/24/2024	2,000	1,955

Lloyds Banking Group PLC
1.326% due 06/15/2023 •	10,200	10,176
2.907% due 11/07/2023 •	2,600	2,604
3.574% due 11/07/2028 •	7,800	7,628
4.450% due 05/08/2025	11,200	11,487
4.550% due 08/16/2028	2,000	2,066

LSEGA Financing PLC
2.000% due 04/06/2028	1,400	1,277

Metropolitan Life Global Funding I
1.875% due 01/11/2027	5,500	5,173

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025	15,000	14,069
2.048% due 07/17/2030	6,000	5,320
2.757% due 09/13/2026	2,450	2,381
2.801% due 07/18/2024	4,400	4,376
3.850% due 03/01/2026	300	304

Mizuho Financial Group, Inc.
1.745% (US0003M + 1.000%) due 09/11/2024 ~	700	703
1.979% due 09/08/2031 •	2,000	1,751
2.172% due 05/22/2032 •	15,450	13,571
3.477% due 04/12/2026	7,000	6,978

Morgan Stanley
2.239% due 07/21/2032 •	1,100	976
2.475% due 01/21/2028 •	27,150	25,923
3.591% due 07/22/2028 •	3,000	3,012
4.100% due 05/22/2023	2,200	2,241

National Australia Bank Ltd.
3.625% due 06/20/2023	5,900	5,998

Nationwide Building Society
4.363% due 08/01/2024 •	5,800	5,891

NatWest Group PLC
1.642% due 06/14/2027 •	10,000	9,156
4.269% due 03/22/2025 •	6,000	6,073

Natwest Group PLC
4.800% due 04/05/2026	9,000	9,314

Nissan Motor Acceptance Co. LLC
2.650% due 07/13/2022	2,700	2,705
2.750% due 03/09/2028	3,400	3,071

Nomura Holdings, Inc.
2.648% due 01/16/2025	5,300	5,161

Pacific Life Global Funding II
1.200% due 06/24/2025	75	70

Protective Life Global Funding
1.618% due 04/15/2026	6,400	6,012

RGA Global Funding
2.700% due 01/18/2029	2,500	2,355

Santander Holdings USA, Inc.
3.400% due 01/18/2023	1,200	1,208
4.500% due 07/17/2025	400	409

Santander U.K. Group Holdings PLC
1.532% due 08/21/2026 •	5,000	4,602
1.673% due 06/14/2027 •	3,200	2,916
2.469% due 01/11/2028 •	2,700	2,515
3.373% due 01/05/2024 •	2,000	2,007
3.823% due 11/03/2028 •	4,000	3,938
4.796% due 11/15/2024 •	3,250	3,325

Santander U.K. PLC
4.000% due 03/13/2024	1,100	1,123
5.000% due 11/07/2023	1,512	1,549

SBA Tower Trust
1.884% due 07/15/2050	8,000	7,554

Simon Property Group LP
3.375% due 10/01/2024	900	911

126	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	$600	$601

Societe Generale SA
2.625% due 01/22/2025	3,200	3,099
4.000% due 01/12/2027	2,000	1,984

Standard Chartered PLC
0.991% due 01/12/2025 •	1,000	956
1.319% due 10/14/2023 •	10,600	10,503
2.678% due 06/29/2032 •	2,900	2,555

State Street Corp.
2.354% due 11/01/2025 •	1,600	1,578

Sumitomo Mitsui Financial Group, Inc.
1.108% (US0003M + 0.860%) due 07/19/2023 ~	400	402
2.348% due 01/15/2025	3,000	2,918
2.632% due 07/14/2026	3,300	3,206
2.696% due 07/16/2024	9,700	9,613
2.784% due 07/12/2022	2,100	2,109
3.040% due 07/16/2029	7,500	7,221

Svenska Handelsbanken AB
1.418% due 06/11/2027 •	11,100	10,240

UBS Group AG
1.008% due 07/30/2024 •	3,400	3,309
2.095% due 02/11/2032 •	12,000	10,515
2.859% due 08/15/2023 •	1,768	1,771
4.125% due 09/24/2025	2,550	2,600

Ventas Realty LP
4.125% due 01/15/2026	4,000	4,096

Wells Fargo & Co.
2.188% due 04/30/2026 •	300	290
2.393% due 06/02/2028 •	2,800	2,651
3.000% due 02/19/2025	6,000	5,992
3.000% due 04/22/2026	2,300	2,280
3.000% due 10/23/2026	2,600	2,567
3.300% due 09/09/2024	9,000	9,101
3.550% due 09/29/2025	4,200	4,258
3.584% due 05/22/2028 •	1,930	1,929
4.478% due 04/04/2031 •	10,000	10,602

Welltower, Inc.
4.250% due 04/01/2026	4,000	4,116

XLIT Ltd.
4.450% due 03/31/2025	500	514

		819,615

INDUSTRIALS 5.5%

AbbVie, Inc.
3.200% due 11/06/2022	1,400	1,410
3.200% due 05/14/2026	200	201

Air Canada Pass-Through Trust
3.750% due 06/15/2029	404	397

Alibaba Group Holding Ltd.
2.125% due 02/09/2031	7,000	6,096

American Airlines Pass-Through Trust
2.875% due 01/11/2036	1,600	1,450
3.375% due 11/01/2028	4,082	3,932
3.650% due 02/15/2029	2,348	2,281
4.000% due 01/15/2027	1,457	1,355

Apple, Inc.
1.700% due 09/11/2022	8,000	8,015
2.400% due 05/03/2023	586	590

Ashtead Capital, Inc.
1.500% due 08/12/2026	1,300	1,182

Banner Health
1.897% due 01/01/2031	4,600	4,081

BAT International Finance PLC
1.668% due 03/25/2026	1,400	1,286
3.950% due 06/15/2025	5,000	4,976

Bayer U.S. Finance LLC
3.875% due 12/15/2023	9,100	9,199

BOC Aviation USA Corp.
1.625% due 04/29/2024	3,800	3,652

Bon Secours Mercy Health, Inc.
3.464% due 06/01/2030	12,000	12,069

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BP Capital Markets America, Inc.
2.750% due 05/10/2023	$2,200	$2,211

British Airways Pass-Through Trust
2.900% due 09/15/2036	700	645
4.625% due 12/20/2025	141	142

Broadcom, Inc.
3.137% due 11/15/2035	1,687	1,490
4.110% due 09/15/2028	4,078	4,135

Campbell Soup Co.
3.650% due 03/15/2023	86	87

CHRISTUS Health
4.341% due 07/01/2028	3,000	3,119

CommonSpirit Health
2.782% due 10/01/2030	4,700	4,387

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	361	360

CVS Health Corp.
3.750% due 04/01/2030	5,700	5,807
4.300% due 03/25/2028	438	459

CVS Pass-Through Trust
7.507% due 01/10/2032	1,101	1,281

Dell International LLC
5.450% due 06/15/2023	560	577
6.020% due 06/15/2026	1,000	1,084

Emory University
2.143% due 09/01/2030	1,300	1,220

Enbridge, Inc.
2.900% due 07/15/2022	3,800	3,810

Entergy Louisiana LLC
0.620% due 11/17/2023	7,000	6,796

Expedia Group, Inc.
6.250% due 05/01/2025	2,042	2,185

Georgetown University
2.247% due 04/01/2030	4,500	4,194

Gilead Sciences, Inc.
2.500% due 09/01/2023	393	394

Humana, Inc.
0.650% due 08/03/2023	9,600	9,370

Hyundai Capital America
0.800% due 04/03/2023	4,100	4,025

Imperial Brands Finance PLC
3.125% due 07/26/2024	5,500	5,453
3.500% due 02/11/2023	3,800	3,820

JetBlue Pass-Through Trust
2.750% due 11/15/2033	7,317	6,875

Olympus Corp.
2.143% due 12/08/2026	800	754

Oracle Corp.
1.650% due 03/25/2026 (c)	200	187
2.650% due 07/15/2026	400	384
2.950% due 11/15/2024	2,000	1,990

Owens Corning
3.400% due 08/15/2026	600	601
4.200% due 12/01/2024	400	409

Panasonic Corp.
2.536% due 07/19/2022	2,000	2,003

PeaceHealth Obligated Group
1.375% due 11/15/2025	3,100	2,925

Petronas Capital Ltd.
3.500% due 04/21/2030	5,500	5,608

Philip Morris International, Inc.
2.125% due 05/10/2023	700	698

Raytheon Technologies Corp.
3.200% due 03/15/2024	2,036	2,059

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	4,400	4,118

Reynolds American, Inc.
4.850% due 09/15/2023	2,800	2,869

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	2,000	2,047
5.625% due 03/01/2025	5,000	5,290

Sutter Health
2.294% due 08/15/2030	7,700	6,975

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.695% due 08/15/2028	$4,300	$4,359

United Airlines Pass-Through Trust
2.700% due 11/01/2033	1,871	1,719
3.100% due 01/07/2030	915	889
3.450% due 01/07/2030	686	641
4.550% due 08/25/2031	3,826	3,841
5.875% due 04/15/2029	8,051	8,347

		194,811

UTILITIES 3.1%

American Electric Power Co., Inc.
0.750% due 11/01/2023	4,700	4,556
0.797% (US0003M + 0.480%) due 11/01/2023 ~	5,600	5,594

AT&T, Inc.
2.550% due 12/01/2033	5,215	4,644
4.300% due 02/15/2030	5,699	6,028

Atmos Energy Corp.
1.023% (US0003M + 0.380%) due 03/09/2023 ~	3,300	3,296

Black Hills Corp.
1.037% due 08/23/2024	10,100	9,650

DTE Electric Co.
1.900% due 04/01/2028	3,000	2,795

Israel Electric Corp. Ltd.
3.750% due 02/22/2032	2,300	2,216

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022	1,000	1,000
3.900% due 04/01/2024	200	201

National Rural Utilities Cooperative Finance Corp.
2.700% due 02/15/2023	8,500	8,546

NBN Co. Ltd.
1.450% due 05/05/2026	9,000	8,339

Pacific Gas & Electric Co.
1.367% due 03/10/2023	4,400	4,325
1.750% due 06/16/2022	5,300	5,295
2.365% (US0003M + 1.480%) due 06/16/2022 ~	5,900	5,899
3.000% due 06/15/2028	2,400	2,237
3.300% due 03/15/2027	3,000	2,885

PacifiCorp
2.950% due 06/01/2023	200	200

PECO Energy Co.
2.375% due 09/15/2022	1,000	1,000

Public Service Co. of New Hampshire
3.500% due 11/01/2023	329	333

SA Global Sukuk Ltd.
1.602% due 06/17/2026	3,900	3,671

Sempra Energy
3.400% due 02/01/2028	2,000	1,997

Southern California Edison Co.
0.700% due 04/03/2023	8,600	8,472
0.700% due 08/01/2023	4,000	3,898
0.975% due 08/01/2024	4,000	3,817
1.100% due 04/01/2024	4,300	4,153
3.500% due 10/01/2023	2,130	2,151

Southern California Gas Co.
1.153% (US0003M + 0.350%) due 09/14/2023 ~	5,000	4,991

		112,189

Total Corporate Bonds & Notes (Cost $1,179,282)		1,126,615

MUNICIPAL BONDS & NOTES 4.8%

ALABAMA 0.0%

Alabama Economic Settlement Authority Revenue Bonds, Series 2016
4.263% due 09/15/2032	1,545	1,662

CALIFORNIA 1.5%

Bay Area Toll Authority, California Revenue Bonds, Series 2019
2.574% due 04/01/2031	8,500	8,055

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	127

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State University Revenue Notes, Series 2020
1.338% due 11/01/2027	$1,000	$905
1.490% due 11/01/2028	5,400	4,821
1.690% due 11/01/2029	4,400	3,901
1.740% due 11/01/2030	2,600	2,265

Fresno County, California Revenue Bonds, (NPFGC Insured), Series 2004
0.000% due 08/15/2030 (b)	4,200	3,137

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.711% due 06/01/2024	3,300	3,212
2.332% due 06/01/2027	8,000	7,599

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
4.530% due 06/01/2022	1,850	1,861

Los Angeles County, California Redevelopment Refunding Authority Redev Agency Successor Agy Tax Allocation Notes, Series 2016
2.000% due 09/01/2023	400	399

Marin County, California Revenue Bonds, (NPFGC Insured), Series 2003
5.410% due 08/01/2026	2,495	2,679

Monterey Park, California Revenue Notes, Series 2021
1.630% due 06/01/2028	250	231
1.893% due 06/01/2030	300	274

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	500	734

San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	5,210	5,490

University of California Revenue Notes, Series 2017
2.719% due 05/15/2024	500	500
3.063% due 07/01/2025	5,200	5,228

University of California Revenue Notes, Series 2020
1.316% due 05/15/2027	1,200	1,102

		52,393

FLORIDA 0.0%

Miami-Dade County, Florida Aviation Revenue Notes, Series 2018
3.405% due 10/01/2024	300	304

Miami-Dade County, Florida Revenue Notes, Series 2021
1.936% due 10/01/2028	1,000	927

		1,231

GEORGIA 0.0%

Cobb-Marietta Coliseum & Exhibit Hall Authority, Georgia Revenue Notes, Series 2015
2.800% due 07/01/2022	1,080	1,086

HAWAII 0.4%

Hawaii State General Obligation Notes, Series 2020
0.802% due 10/01/2024	10,670	10,204
0.852% due 10/01/2025	3,850	3,615

		13,819

IDAHO 0.2%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	2,100	2,103
2.447% due 09/01/2024	4,400	4,375

		6,478

KANSAS 0.1%

Wyandotte County-Kansas City Unified Government Utility System Revenue Notes, Series 2020
1.861% due 09/01/2028	2,000	1,885

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.961% due 09/01/2029	$600	$561

		2,446

MICHIGAN 0.1%

Michigan Finance Authority Revenue Notes, Series 2019
2.466% due 12/01/2025	1,100	1,077
2.596% due 12/01/2026	1,400	1,369

		2,446

NEW JERSEY 0.1%

New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (b)	4,300	4,070

NEW YORK 1.3%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
5.355% due 11/15/2023	600	627
6.814% due 11/15/2040	500	643

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
4.525% due 11/01/2022	9,000	9,153

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.008% due 08/01/2027	900	971

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2018
3.250% due 08/01/2023	805	816

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2019
2.010% due 05/01/2025	3,000	2,917
2.980% due 11/01/2027	7,000	6,920

New York State Dormitory Authority Revenue Notes, Series 2019
2.839% due 07/01/2022	1,000	1,005

New York State Dormitory Authority Revenue Notes, Series 2020
2.727% due 02/15/2029	2,145	2,072

New York State Thruway Authority Revenue Bonds, Series 2019
2.900% due 01/01/2035	2,100	1,966

New York State Urban Development Corp. Revenue Notes, Series 2019
2.150% due 03/15/2025	5,600	5,473

New York State Urban Development Corp. Revenue Notes, Series 2020
1.496% due 03/15/2027	9,400	8,719
1.777% due 03/15/2028	4,000	3,702

Port Authority of New York & New Jersey Revenue Bonds, Series 2009
5.859% due 12/01/2024	2,500	2,697

		47,681

OHIO 0.2%

JobsOhio Beverage System Revenue Bonds, Series 2013
3.985% due 01/01/2029	6,035	6,244

SOUTH DAKOTA 0.1%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2021
1.245% due 06/01/2025	1,800	1,690
1.495% due 06/01/2026	2,500	2,306

		3,996

TEXAS 0.2%

North Texas Tollway Authority Revenue Notes, Series 2020
1.464% due 01/01/2027	2,750	2,567

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Transportation Commission State Highway Fund Revenue Bonds, (BABs), Series 2010
5.028% due 04/01/2026	$2,205	$2,315

Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2020
4.000% due 10/01/2033	2,500	2,673

		7,555

UTAH 0.1%

Utah Municipal Power Agency Revenue Bonds, Series 2016
3.237% due 07/01/2028	2,000	2,006

Utah State General Obligation Bonds, (BABs), Series 2009
4.554% due 07/01/2024	415	426

Utah State General Obligation Bonds, (BABs), Series 2010
3.539% due 07/01/2025	500	507

		2,939

WEST VIRGINIA 0.3%

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
1.820% due 06/01/2026	3,300	3,082
2.020% due 06/01/2027	4,400	4,081
2.351% due 06/01/2028	3,000	2,793

		9,956

WISCONSIN 0.2%

Wisconsin State Revenue Notes, Series 2016
1.899% due 05/01/2022	400	400

Wisconsin State Revenue Notes, Series 2020
2.196% due 05/01/2027	3,300	3,182
2.299% due 05/01/2028	2,100	2,015

		5,597

Total Municipal Bonds & Notes (Cost $177,873)		169,599

U.S. GOVERNMENT AGENCIES 39.8%

Fannie Mae
0.506% due 11/25/2046 •	533	532
0.526% due 11/25/2046 - 12/25/2056 •	4,457	4,458
0.546% due 12/25/2046 •	3,249	3,253
0.556% due 07/25/2046 - 10/25/2046 •	4,533	4,539
0.587% due 03/25/2036 •	415	414
0.606% due 01/25/2047 •	2,988	2,994
0.697% due 06/25/2037 •	189	188
0.707% due 11/25/2045 ~	494	492
0.750% due 11/25/2050	17,248	15,139
0.757% due 12/25/2045 •	308	308
0.807% due 03/25/2035 - 03/25/2046 •	571	572
1.187% due 06/25/2040 •	187	191
1.823% due 07/01/2034 •	179	186
2.297% due 10/01/2037 •	230	243

Fannie Mae, TBA
3.000% due 06/01/2040	295,250	287,792

Freddie Mac
0.456% due 10/15/2037 - 10/15/2040 •	7,520	7,546
0.546% due 07/15/2040 •	2,734	2,754
0.606% due 07/15/2041 - 03/15/2042 •	7,440	7,513
0.650% due 10/27/2025	37,000	34,464
0.697% due 09/15/2035 •	9	9
0.797% due 02/15/2041 •	228	229
0.800% due 10/28/2026	37,900	34,901
0.847% due 04/15/2041 •	67	67
0.867% due 11/15/2036 ~	64	64
0.947% due 04/15/2041 •	558	564

128	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 12/15/2040 - 05/25/2047	$35,759	$33,691
1.250% due 12/15/2044	1,987	1,826
2.466% due 07/15/2035 •	817	817
2.491% due 12/25/2028	5,361	5,255
2.500% due 09/25/2048	5,903	5,736
3.000% due 10/01/2046 - 05/01/2048	16,750	16,533
3.500% due 06/01/2044 - 10/01/2048	1,218	1,239
4.000% due 09/01/2048 - 05/01/2049	11,826	12,116
4.500% due 10/01/2048 - 02/01/2049	5,006	5,211

Ginnie Mae
0.556% due 08/20/2066 •	2	2
0.571% due 09/20/2065 •	4,183	4,170
0.646% due 07/20/2063 •	1,573	1,570
0.676% due 06/20/2065 ~	8,413	8,406
0.706% due 03/20/2065 •	3,747	3,748
0.756% due 12/20/2064 - 06/20/2066 •	11,518	11,519
0.786% due 08/20/2061 •	1	1
0.836% due 09/20/2063 •	186	186
0.856% due 10/20/2063 - 09/20/2065 •	502	504
0.876% due 02/20/2066 •	34	34
0.906% due 05/20/2066 •	3,777	3,797
0.986% due 04/20/2066 •	6,575	6,620
1.006% due 04/20/2066 •	6,638	6,692
1.026% due 07/20/2065 •	288	290
1.056% due 12/20/2066 •	5,783	5,830
1.106% due 01/20/2067 •	5,287	5,346
1.256% due 03/20/2066 ~	2,564	2,601
1.500% due 10/20/2045	7,114	6,638
3.000% due 01/20/2067	6,536	6,528
3.500% due 09/20/2045	1,839	1,880

Ginnie Mae, TBA
2.500% due 04/01/2052	120,300	116,686

Tennessee Valley Authority STRIPS
7.125% due 05/01/2030	10,000	13,206

Uniform Mortgage-Backed Security
3.000% due 01/01/2035 - 03/01/2050	22,724	22,460
3.500% due 03/01/2024 - 07/01/2048	10,716	10,965
4.000% due 05/01/2047 - 09/01/2048	6,501	6,665
4.500% due 08/01/2048	5,851	6,077
5.000% due 04/01/2023 - 11/01/2044	2,374	2,557
5.500% due 04/01/2023 - 02/01/2042	1,041	1,138

Uniform Mortgage-Backed Security, TBA
1.500% due 04/01/2052	61,400	54,807
2.500% due 05/01/2052 - 06/01/2052	162,800	155,010
3.000% due 05/01/2052	224,850	219,487
3.500% due 05/01/2052 - 06/01/2052	205,500	204,878
4.000% due 05/01/2052	32,200	32,757

Total U.S. Government Agencies (Cost $1,433,514)		1,414,891

U.S. TREASURY OBLIGATIONS 13.5%

U.S. Treasury Notes
0.750% due 01/31/2028	50,000	45,365
1.125% due 02/29/2028	42,800	39,695
1.250% due 04/30/2028	21,500	20,033
1.375% due 11/15/2031	51,500	47,267
1.875% due 02/28/2027	8,100	7,884
1.875% due 02/15/2032	128,100	123,036
2.500% due 03/31/2027	194,000	194,440

Total U.S. Treasury Obligations (Cost $487,700)		477,720

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 9.7%

225 Liberty Street Trust
3.597% due 02/10/2036	$1,200	$1,193

AREIT Trust
1.184% due 09/14/2036 •	568	567
1.300% due 11/17/2024 •	6,000	5,941
1.477% due 07/17/2026 •	5,100	5,091

Banc of America Commercial Mortgage Trust
3.441% due 09/15/2048	5,749	5,730

BANK
1.805% due 11/15/2053	6,000	5,522
2.808% due 10/17/2052	1,600	1,579
2.897% due 11/15/2062	3,728	3,698
2.933% due 09/15/2062	10,300	10,198
3.432% due 05/15/2062	2,000	2,020
3.623% due 04/15/2052	2,500	2,548

Benchmark Mortgage Trust
2.615% due 12/15/2054	1,626	1,565
2.888% due 08/15/2057	4,319	4,277
2.957% due 12/15/2062	6,100	6,001
3.780% due 02/15/2051 ~	1,100	1,117
4.232% due 01/15/2052	5,700	5,978

BX Commercial Mortgage Trust
1.127% due 10/15/2036 •	1,600	1,563

BXMT Ltd.
1.564% due 11/15/2037 •	8,000	7,952

Cantor Commercial Real Estate Lending
2.817% due 11/15/2052	8,300	8,192

Citigroup Commercial Mortgage Trust
3.024% due 09/10/2045	2,783	2,783
3.962% due 03/10/2051	4,800	4,893

Commercial Mortgage Trust
2.873% due 08/15/2057	1,700	1,679
3.091% due 10/10/2049	3,700	3,661
3.432% due 08/10/2048	1,350	1,335
3.497% due 05/10/2048	1,500	1,506
3.510% due 09/10/2050	4,200	4,217
3.694% due 08/10/2047	2,200	2,208
3.796% due 08/10/2047	3,250	3,284
3.902% due 07/10/2050	2,200	2,229
4.228% due 05/10/2051	3,800	3,965

Credit Suisse Commercial Mortgage Trust
1.363% due 06/15/2034 •	171	168

Credit Suisse Mortgage Capital Trust
1.747% due 10/15/2037 •	5,300	5,291

CSAIL Commercial Mortgage Trust
2.957% due 09/15/2052	9,031	8,920
3.808% due 11/15/2048	5,600	5,661

DBUBS Mortgage Trust
3.452% due 10/10/2034	6,100	6,072

Extended Stay America Trust
1.477% due 07/15/2038 •	25,742	25,469

GPMT Ltd.
1.718% due 07/16/2035 •	7,826	7,805

GS Mortgage Securities Corp. Trust
3.419% due 10/10/2032	5,000	5,012

GS Mortgage Securities Trust
2.909% due 09/01/2052	7,600	7,516
3.396% due 02/10/2048	2,600	2,593
3.801% due 01/10/2047	2,340	2,351
3.871% due 07/10/2046 ~	7,000	7,034

HPLY Trust
1.397% due 11/15/2036 •	4,345	4,284

Independence Plaza Trust
3.763% due 07/10/2035	3,300	3,280

JP Morgan Chase Commercial Mortgage Securities Trust
1.247% due 12/15/2036 •	6,000	5,943

JPMBB Commercial Mortgage Securities Trust
3.144% due 06/15/2049	2,900	2,880
3.611% due 05/15/2048	2,000	2,008
3.639% due 11/15/2047	3,000	3,004
3.670% due 09/15/2047	1,690	1,694
3.801% due 08/15/2048	1,466	1,473

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMDB Commercial Mortgage Securities Trust
2.982% due 11/13/2052	$3,200	$3,179
2.994% due 12/15/2049	281	279

LUXE Commercial Mortgage Trust
1.377% due 11/15/2038 •	3,200	3,140
1.447% due 10/15/2038 •	3,000	2,954

MF1 Multifamily Housing Mortgage Loan Trust
1.293% due 07/15/2036 •	17,695	17,423

Morgan Stanley Bank of America Merrill Lynch Trust
3.306% due 04/15/2048	2,000	1,988

Morgan Stanley Capital Trust
1.566% due 12/15/2023 ~	8,300	8,244
2.606% due 08/15/2049	1,220	1,209
3.067% due 11/15/2052	6,200	6,117
3.587% due 12/15/2050	700	702
3.809% due 12/15/2048	2,000	2,023

NYO Commercial Mortgage Trust
1.492% due 11/15/2038 •	14,300	14,066

PFP Ltd.
1.431% due 08/09/2037 •	8,400	8,300
1.481% due 04/14/2037 •	930	923

Ready Capital Mortgage Financing LLC
1.457% due 04/25/2038 •	4,314	4,308

SFO Commercial Mortgage Trust
1.547% due 05/15/2038 •	7,100	6,979

SREIT Trust
1.097% due 10/15/2038 •	3,500	3,415

UBS Commercial Mortgage Trust
2.866% due 10/15/2052	7,069	6,979
2.987% due 12/15/2052	930	923
3.366% due 10/15/2050	2,700	2,707
3.504% due 12/15/2050	8,400	8,409
3.903% due 02/15/2051	3,500	3,568
4.195% due 08/15/2051	1,200	1,231

VMC Finance LLC
1.568% due 06/16/2036 ~	3,993	3,959

Wells Fargo Commercial Mortgage Trust
2.651% due 02/15/2053	1,400	1,357
2.652% due 08/15/2049	1,600	1,554
2.788% due 07/15/2048	209	208
3.306% due 05/15/2048	163	164
3.311% due 06/15/2052	4,750	4,727
3.461% due 07/15/2058	604	609
3.540% due 05/15/2048	1,500	1,506
4.147% due 06/15/2051	1,400	1,448

Total Non-Agency Mortgage-Backed Securities (Cost $355,736)		345,548

ASSET-BACKED SECURITIES 7.6%

ACREC Ltd.
1.618% due 10/16/2036 •	4,400	4,333

Anchorage Capital CLO Ltd.
1.381% due 07/15/2032 •	15,500	15,247
1.399% due 07/22/2032 •	4,000	3,977

Apex Credit CLO Ltd.
1.918% due 09/20/2029 ~	4,000	3,978

Apidos CLO
1.141% due 07/18/2029 •	900	892

Apres Static CLO Ltd.
1.311% due 10/15/2028 •	8,179	8,152

Arbor Realty Commercial Real Estate Notes Ltd.
1.747% due 11/15/2036 •	8,900	8,819

Ares CLO Ltd.
1.291% due 04/18/2031 ~	10,200	10,037
1.309% due 04/22/2031 •	6,000	5,955

BDS Ltd.
1.818% due 12/16/2036 •	4,000	3,961

Birch Grove CLO Ltd.
1.956% due 06/15/2031 •	1,200	1,195

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •	4,500	4,471

Carrington Mortgage Loan Trust
1.374% due 10/20/2029 •	3,805	3,806

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	129

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Catamaran CLO Ltd.
1.359% due 04/22/2030 •	$14,724	$14,665

CLNC Ltd.
1.414% due 08/20/2035 ~	9,229	9,135

ECMC Group Student Loan Trust
1.207% due 02/27/2068 •	4,294	4,219
1.257% due 09/25/2068 •	5,744	5,725
1.457% due 01/27/2070 •	9,610	9,636
1.507% due 05/25/2067 •	3,329	3,353

Gallatin CLO Ltd.
1.177% due 07/15/2031 •	3,180	3,162

GPMT Ltd.
1.749% due 02/22/2036 ~	2,327	2,324
1.797% due 12/15/2036 •	1,500	1,485

KKR CLO Ltd.
1.181% due 07/18/2030 •	1,900	1,898

LCCM Trust
1.597% due 12/13/2038 •	1,000	991

LoanCore Issuer Ltd.
1.697% due 11/15/2038 •	6,100	6,067

MF1 Ltd.
2.143% due 11/15/2035 •	7,800	7,814

Mountain View CLO LLC
1.331% due 10/16/2029 •	1,949	1,949

Navient Student Loan Trust
0.837% due 03/25/2067 •	1,827	1,824
1.257% due 07/26/2066 •	3,208	3,197

Nelnet Student Loan Trust
1.057% due 03/25/2030 •	1,085	1,083

Oaktree CLO Ltd.
1.374% due 10/20/2032 •	1,500	1,487

OCP CLO Ltd.
1.374% due 07/20/2029 •	4,200	4,187

OSD CLO Ltd.
1.835% due 04/17/2031 •	7,400	7,318

OZLM Ltd.
1.414% due 07/20/2032 •	5,200	5,175

Palmer Square Loan Funding Ltd.
1.054% due 07/20/2029 •	7,452	7,434
1.224% due 04/20/2027 •	981	978

Rad CLO Ltd.
1.379% due 07/24/2032 •	2,800	2,777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Romark CLO Ltd.
1.289% due 10/23/2030 •	$4,000	$3,975

Saranac CLO Ltd.
1.646% due 08/13/2031 •	2,000	1,993

SBA Tower Trust
3.869% due 10/15/2049 þ	1,700	1,715

Shackleton CLO Ltd.
1.174% due 10/20/2027 •	1,316	1,310

SLC Student Loan Trust
0.566% due 05/15/2029 •	2,187	2,157
0.936% due 03/15/2027 •	159	159
1.373% due 11/25/2042 •	700	701

SLM Student Loan Trust
0.378% due 01/25/2027 •	486	484
0.398% due 10/25/2028 •	2,923	2,913
0.858% due 10/25/2029 •	2,431	2,422
1.296% due 12/15/2027 •	134	134

Starwood Commercial Mortgage Trust
1.668% due 04/18/2038 •	10,000	9,938

TICP CLO Ltd.
1.094% due 04/20/2028 •	1,706	1,701

TPG Real Estate Finance Issuer Ltd.
1.700% due 02/15/2039 •	5,000	4,969

TPG Real Estate Finance Ltd.
1.314% due 10/15/2034 •	7,961	7,873

Venture CLO Ltd.
1.121% due 07/15/2027 •	666	667
1.244% due 07/20/2030 •	10,700	10,703
1.274% due 04/20/2029 •	3,183	3,185
1.304% due 07/20/2030 •	4,100	4,098
1.459% due 07/30/2032 •	3,000	2,983

Vibrant CLO Ltd.
1.240% due 07/20/2032 •	10,300	10,217

Voya CLO Ltd.
1.191% due 04/17/2030 •	7,900	7,871

Wellfleet CLO Ltd.
1.144% due 04/20/2029 •	5,883	5,883

Total Asset-Backed Securities (Cost $272,389)		270,757

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.8%

Export-Import Bank of Korea
1.875% due 02/12/2025	$6,400	$6,231

Province of Ontario
2.500% due 04/27/2026	5,000	4,970
3.050% due 01/29/2024	4,000	4,048
3.200% due 05/16/2024	3,750	3,809

Province of Quebec
2.875% due 10/16/2024	3,750	3,785

Qatar Government International Bond
3.375% due 03/14/2024	600	609
3.875% due 04/23/2023	2,500	2,547

Total Sovereign Issues (Cost $26,297)		25,999

SHORT-TERM INSTRUMENTS 22.4%

REPURCHASE AGREEMENTS (d) 7.9%
		282,372

U.S. TREASURY BILLS 12.8%
0.367% due 04/05/2022 - 06/23/2022 (a)(b)(f)	454,500	454,276

U.S. TREASURY CASH MANAGEMENT BILLS 1.7%
0.383% due 05/17/2022 - 06/14/2022 (a)(b)(f)	61,000	60,958

Total Short-Term Instruments (Cost $797,559)		797,606

Total Investments in Securities (Cost $4,730,350)		4,628,735

Total Investments 130.3% (Cost $4,730,350)		$4,628,735

Financial Derivative Instruments (e) 0.0% (Cost or Premiums, net $1,135)		148

Other Assets and Liabilities, net (30.3)%		(1,075,804)

Net Assets 100.0%		$3,553,079

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	1.813%	03/17/2026	03/10/2022	$5,000	$5,063	0.14%
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	6,600	6,058	0.17
Oracle Corp.	1.650	03/25/2026	03/22/2021	200	187	0.01

				$11,800	$11,308	0.32%

130	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$972	U.S. Treasury Bills 0.000% due 08/04/2022	$(992)	$972	$972
	0.240	03/31/2022	04/01/2022	281,400	U.S. Treasury Bonds 2.000% - 2.875% due 05/15/2049 - 08/15/2051	(287,028)	281,400	281,402

Total Repurchase Agreements						$(288,020)	$282,372	$282,374

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$282,374	$0	$0	$282,374	$(288,020)	$(5,646)

Total Borrowings and Other Financing Transactions	$282,374	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	390	$	52,833	$(1,826)	$158	$0

Total Futures Contracts					$(1,826)	$158	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2025	0.678%	$	3,900	$(147)	$187	$40	$0	$(2)
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.715		900	12	(2)	10	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.743		3,800	58	(18)	40	0	(1)
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.806		900	8	0	8	0	(1)
Boeing Co.	1.000	Quarterly	06/20/2023	0.822		5,700	22	(8)	14	0	(1)
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		3,500	(22)	(42)	(64)	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		1,800	24	(7)	17	0	0

							$(45)	$110	$65	$0	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	600	$14	$(3)	$11	$0	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		2,900	71	(18)	53	1	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		29,300	671	(160)	511	0	(3)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		29,700	424	62	486	0	(2)

						$1,180	$(119)	$1,061	$1	$(5)

Total Swap Agreements						$1,135	$(9)	$1,126	$1	$(11)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	131

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$158	$1	$159	$0	$0	$(11)	$(11)

(f)

Securities with an aggregate market value of $9,393 and cash of $4,303 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$158	$158
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$158	$159

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$11	$0	$0	$0	$11

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,248	$4,248
Swap Agreements	0	522	0	0	(8)	514

	$0	$522	$0	$0	$4,240	$4,762

Over the counter
Swap Agreements	$0	$0	$0	$0	$(1)	$(1)

	$0	$522	$0	$0	$4,239	$4,761

132	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,232)	$(3,232)
Swap Agreements	0	(286)	0	0	0	(286)

	$0	$(286)	$0	$0	$(3,232)	$(3,518)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$819,615	$0	$819,615
Industrials	0	194,811	0	194,811
Utilities	0	112,189	0	112,189
Municipal Bonds & Notes
Alabama	0	1,662	0	1,662
California	0	52,393	0	52,393
Florida	0	1,231	0	1,231
Georgia	0	1,086	0	1,086
Hawaii	0	13,819	0	13,819
Idaho	0	6,478	0	6,478
Kansas	0	2,446	0	2,446
Michigan	0	2,446	0	2,446
New Jersey	0	4,070	0	4,070
New York	0	47,681	0	47,681
Ohio	0	6,244	0	6,244
South Dakota	0	3,996	0	3,996
Texas	0	7,555	0	7,555
Utah	0	2,939	0	2,939
West Virginia	0	9,956	0	9,956
Wisconsin	0	5,597	0	5,597
U.S. Government Agencies	0	1,414,891	0	1,414,891

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
U.S. Treasury Obligations	$0	$477,720	$0	$477,720
Non-Agency Mortgage-Backed Securities	0	345,548	0	345,548
Asset-Backed Securities	0	270,757	0	270,757
Sovereign Issues	0	25,999	0	25,999
Short-Term Instruments
Repurchase Agreements	0	282,372	0	282,372
U.S. Treasury Bills	0	454,276	0	454,276
U.S. Treasury Cash Management Bills	0	60,958	0	60,958

Total Investments	$0	$4,628,735	$0	$4,628,735

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$159	$0	$159

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(11)	$0	$(11)

Total Financial Derivative Instruments	$0	$148	$0	$148

Totals	$0	$4,628,883	$0	$4,628,883

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	133

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 234.2%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

Ambac Assurance Corp.
5.100% due 12/31/2099 (f)	$38	$43

INDUSTRIALS 0.1%

CVS Pass-Through Trust
6.036% due 12/10/2028	899	963

Total Corporate Bonds & Notes (Cost $949)		1,006

MUNICIPAL BONDS & NOTES 0.3%

TEXAS 0.3%

Ennis Economic Development Corp., Texas Revenue Bonds, (NPFGC Insured), Series 1999
0.000% due 08/01/2034 (e)	7,990	4,095

Total Municipal Bonds & Notes (Cost $5,273)		4,095

U.S. GOVERNMENT AGENCIES 193.6%

Fannie Mae
0.200% due 02/25/2043 •(a)	2,337	17
0.247% due 12/25/2036 - 07/25/2037 •	1,259	1,242
0.398% due 03/01/2035 •	45	45
0.447% due 06/25/2032 ~	1	1
0.459% due 09/26/2033 ~	11	11
0.547% due 02/25/2033 •	10	9
0.677% due 07/25/2032 •	88	87
0.857% due 06/25/2029 - 04/25/2032 •	40	40
0.868% due 04/18/2028 - 12/18/2032 •	14	14
0.907% due 06/25/2046 •	1,053	1,059
0.918% due 10/18/2030 •	10	10
0.957% due 06/25/2030 - 11/25/2059 •	14,211	14,354
0.968% due 09/18/2027 •	9	9
1.107% due 09/25/2023 •	1	1
1.157% due 10/25/2037 •	2,155	2,192
1.304% due 08/01/2042 - 10/01/2044 •	846	863
1.357% due 04/25/2032 •	14	15
1.426% due 04/25/2046 ~(a)	710	38
1.428% due 10/25/2046 ~(a)	334	14
1.468% due 10/01/2023 •	2	2
1.473% due 10/01/2031 •	16	16
1.492% due 07/25/2044 ~(a)	915	39
1.504% due 10/01/2030 - 09/01/2040 •	160	162
1.522% due 11/01/2035 •	4	4
1.528% due 07/25/2052 ~(a)	652	25
1.537% due 01/25/2045 ~(a)	669	31
1.541% due 03/25/2045 ~(a)	1,303	58
1.550% due 11/01/2035 •	253	253
1.557% due 05/25/2023 •	1	1
1.595% due 06/01/2023 •	3	3
1.625% due 04/01/2033 •	66	66
1.656% due 08/25/2055 ~(a)	613	31
1.665% due 05/01/2035 •	15	15
1.681% due 07/25/2044 ~(a)	680	26
1.691% due 04/25/2055 ~(a)	1,048	45
1.710% due 08/25/2054 ~(a)	1,227	76
1.718% due 03/01/2035 •	18	18
1.766% due 01/01/2035 •	25	25
1.771% due 08/25/2044 ~(a)	509	25
1.805% due 07/01/2035 •	7	7
1.834% due 09/01/2035 •	102	106
1.843% due 07/01/2035 •	51	51
1.868% due 12/01/2035 •	23	23
1.875% due 08/01/2035 •	31	32
1.882% due 07/25/2045 ~(a)	2,840	142
1.906% due 09/01/2035 •	77	77
1.915% due 07/01/2034 •	106	106
1.938% due 11/01/2035 •	91	92

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.945% due 03/01/2025 - 05/01/2035 •	$35	$35
1.955% due 11/01/2031 •	9	9
1.957% due 09/01/2035 •	4	4
1.959% due 05/25/2035 ~	65	66
1.996% due 02/01/2034 •	27	27
2.030% due 11/01/2035 •	4	4
2.060% due 09/01/2034 •	52	54
2.125% due 06/01/2026 •	3	3
2.127% due 08/01/2029 •	13	13
2.152% due 07/01/2027 - 07/01/2032 •	16	15
2.175% due 02/01/2035 •	15	15
2.180% due 03/01/2035 •	5	5
2.200% due 11/01/2026 •	34	34
2.204% due 02/01/2027 •	10	10
2.234% due 11/01/2025 •	1	1
2.246% due 03/01/2024 •	1	1
2.251% due 01/25/2031 ~(a)	6,800	849
2.260% due 11/01/2025 •	12	12
2.265% due 06/01/2035 •	24	24
2.277% due 09/01/2030 •	3	3
2.287% due 02/01/2036 •	15	15
2.288% due 12/01/2031 •	2	2
2.317% due 09/01/2031 •	6	6
2.343% due 06/01/2032 •	17	17
2.350% due 05/01/2026 •	1	1
2.385% due 06/01/2035 •	149	154
2.395% due 09/01/2030 •	4	4
2.408% due 01/01/2026 •	33	33
2.441% due 05/01/2030 •	14	14
2.475% due 01/01/2030 •	39	39
2.501% due 05/01/2027 •	9	9
2.520% due 05/01/2036 •	31	34
2.610% due 12/01/2029 •	2	2
2.625% due 12/01/2023 •	2	2
2.631% due 12/01/2027 •	7	7
2.636% due 06/01/2030 •	34	34
2.645% due 06/01/2029 •	11	11
2.720% due 02/01/2024 •	20	20
2.770% due 04/01/2032 •	2	3
2.943% due 05/01/2036 •	3	3
3.000% due 11/01/2042 - 05/01/2058	13,660	13,533
3.000% due 11/25/2043 - 12/25/2048 (a)	10,360	1,247
3.172% due 05/01/2036 •	115	119
3.286% due 10/25/2042 •	362	334
3.321% due 08/01/2029 •	1	1
3.352% due 01/01/2049 •	2,959	3,002
3.416% due 11/01/2048 •	1,198	1,227
3.445% due 02/01/2025 •	9	9
3.455% due 02/01/2026 •	5	5
3.500% due 08/01/2026 •	1	1
3.500% due 04/25/2046 (a)	396	24
3.500% due 06/01/2056 - 01/01/2059	31,912	32,343
3.575% due 02/01/2026	9,000	9,087
3.627% due 12/01/2048 •	2,985	3,068
3.642% due 11/01/2028 •	30	30
3.667% due 05/01/2036 •	2	2
3.780% due 02/01/2031 •	10	10
3.787% due 11/01/2028 •	19	19
3.961% due 05/01/2036 •	3	3
4.000% due 09/01/2043 - 10/01/2043	260	271
4.000% due 06/25/2044 (a)	115	12
4.079% due 08/01/2028 •	19	19
4.485% due 01/01/2028 •	1	1
4.500% due 02/01/2038 - 04/01/2059	13,917	14,856
4.516% due 02/01/2028 •	14	15
4.778% due 02/01/2030 •	40	40
4.956% due 09/01/2034 •	3	3
5.000% due 04/25/2023 - 11/01/2039	226	233
5.069% due 02/01/2031 •	29	30
5.094% due 01/01/2029 •	4	4
5.500% due 12/01/2035 - 11/01/2039	1,375	1,432
5.543% due 11/25/2049 •(a)	2,578	492

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.581% due 02/01/2031 •	$19	$20
5.693% due 07/25/2042 - 08/25/2042 •(a)	8,231	1,092
5.726% due 12/01/2030 •	40	41
6.000% due 04/25/2031 - 02/01/2037	301	319
6.089% due 10/25/2031 þ	1	1
6.300% due 06/25/2031 ~	55	55
6.300% due 10/17/2038	9	9
6.500% due 02/25/2024 - 10/25/2031	545	584
6.500% due 04/25/2038 (a)	154	42
6.850% due 12/18/2027	86	90
7.000% due 06/25/2022 - 09/01/2032	78	82
7.500% due 03/25/2023 - 07/25/2041	219	235
7.800% due 06/25/2026 ~	1	1
8.795% due 10/25/2045 •	891	744
14.308% due 06/25/2042 •	379	469

Fannie Mae, TBA
3.000% due 06/01/2040	99,000	96,499

Farmer Mac
8.850% due 04/25/2030 «~	45	44

Freddie Mac
0.000% due 08/15/2056 - 10/15/2058 (b)(e)	44,403	36,658
0.307% due 07/25/2031 •	39	39
0.456% due 10/15/2037 - 10/15/2040 •	9,492	9,490
0.597% due 03/15/2031 •	21	21
0.606% due 12/15/2046 ~	693	696
0.647% due 07/15/2034 •	3	3
0.697% due 06/15/2048 - 12/15/2048 •	4,134	4,127
0.707% due 05/25/2031 •	90	89
0.737% due 09/25/2031 •	59	59
0.747% due 12/15/2029 •	34	34
0.847% due 03/15/2024 - 12/15/2031 •	46	47
0.897% due 02/15/2028 - 03/15/2032 •	7	7
0.929% due 11/25/2022 ~(a)	27,268	111
0.947% due 03/15/2032 - 03/15/2044 •	1,293	1,313
0.997% due 08/15/2035 •	331	335
1.007% due 01/25/2050 •	2,007	2,026
1.197% due 10/15/2037 ~(a)	216	8
1.298% due 10/15/2037 ~(a)	81	2
1.347% due 04/15/2031 •	326	333
1.397% due 06/15/2031 •	23	24
1.455% due 07/01/2030 •	65	65
1.476% due 05/15/2037 ~(a)	159	6
1.597% due 07/15/2027 ~	122	125
1.620% due 10/15/2041 ~(a)	376	15
1.722% due 08/15/2041 ~(a)	194	8
1.743% due 10/01/2023 •	18	18
1.761% due 03/15/2037 ~(a)	224	11
1.765% due 12/01/2035 •	264	273
1.808% due 08/15/2036 ~(a)	318	9
1.813% due 02/15/2038 ~(a)	408	17
1.814% due 11/15/2038 ~(a)	618	26
1.875% due 10/01/2035 •	50	52
1.946% due 11/15/2036 ~(a)	586	35
2.010% due 06/15/2038 ~(a)	456	26
2.014% due 10/01/2036 •	38	39
2.125% due 08/01/2029 - 03/01/2033 •	25	25
2.145% due 11/01/2034 •	45	46
2.151% due 10/01/2027 •	3	3
2.217% due 03/01/2033 •	44	45
2.250% due 10/01/2024 •	12	12
2.258% due 06/01/2022 - 11/01/2027 •	36	36
2.262% due 01/01/2028 •	11	11
2.265% due 05/01/2032 •	6	6
2.273% due 02/01/2029 - 04/01/2031 •	4	4
2.280% due 04/01/2029 •	2	2
2.285% due 08/01/2035 •	8	8

134	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.325% due 09/01/2026 - 09/01/2027 •	$9	$9
2.342% due 07/01/2035 •	127	131
2.345% due 11/01/2029 •	143	146
2.348% due 12/01/2032 •	8	8
2.365% due 10/01/2023 •	5	5
2.368% due 08/01/2027 - 06/01/2028 •	9	10
2.369% due 09/01/2028 •	3	3
2.370% due 11/01/2031 •	1	1
2.374% due 03/01/2032 •	4	4
2.375% due 11/01/2027 •	2	2
2.395% due 07/01/2027 •	4	4
2.404% due 07/01/2024 •	3	3
2.445% due 05/01/2032 •	65	65
2.452% due 05/01/2032 •	100	100
2.455% due 07/01/2028 - 08/01/2030 •	72	71
2.460% due 12/01/2026 •	3	3
2.500% due 12/15/2027 (a)	2,038	99
2.512% due 02/01/2031 •	1	1
2.518% due 02/01/2027 •	32	32
2.524% due 10/01/2027 •	4	4
2.586% due 09/01/2024 •	2	2
2.615% due 02/01/2027 •	9	9
2.643% due 03/01/2027 •	1	1
2.650% due 12/01/2029 •	8	8
2.676% due 10/01/2024 •	4	4
2.741% due 03/01/2029 •	6	6
3.000% due 08/15/2032 - 08/01/2046	6,283	6,203
3.000% due 02/15/2033 - 09/15/2048 (a)	4,060	357
3.254% due 04/25/2023 ~	1,417	1,403
3.500% due 12/15/2022 - 09/01/2032	1,878	1,904
3.500% due 08/15/2026 - 08/15/2045 (a)	13,834	2,135
3.742% due 08/15/2032 ~	13	13
4.000% due 06/01/2029 - 12/01/2048	5,804	6,019
4.000% due 08/01/2042 (h)	4,714	4,931
4.000% due 01/15/2046 (a)	4,743	721
4.500% due 03/01/2029 - 06/01/2048	7,492	7,923
5.000% due 05/01/2023 - 07/01/2041	7,557	8,118
5.500% due 12/01/2022 - 06/01/2041	16,941	18,544
6.000% due 09/15/2026 - 05/01/2040	2,975	3,291
6.250% due 12/15/2028	82	88
6.500% due 09/15/2022 - 10/25/2043	1,125	1,229
7.000% due 04/15/2023 - 12/01/2032	33	34
7.000% due 10/25/2023 (a)	2	0
7.500% due 08/15/2029 (a)	2	0
7.500% due 01/15/2030	43	48
7.645% due 05/01/2025	260	274
8.000% due 06/01/2030 - 09/01/2030	1	1
8.500% due 08/01/2024 - 08/01/2027	17	17
8.805% due 12/15/2043 •	1,770	1,951
11.652% due 05/15/2035 •	3,235	3,304
12.862% due 05/15/2041 •	4,005	4,282
15.078% due 01/15/2035 •	4,477	4,606

Ginnie Mae
0.000% due 03/20/2035 (b)(e)	236	221
0.984% due 03/16/2051 ~(a)	707	2
1.211% due 09/20/2045 ~(a)	1,128	23
1.262% due 11/20/2045 ~(a)	918	30
1.275% due 08/20/2045 ~(a)	368	8
1.277% due 12/20/2045 ~(a)	651	19
1.376% due 06/20/2043 ~(a)	761	26
1.377% due 10/20/2058 •	266	269
1.390% due 01/20/2059 •	342	345
1.419% due 06/20/2042 ~(a)	841	28
1.469% due 06/20/2042 ~(a)	777	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.499% due 07/20/2070 - 08/20/2070 •	$19,222	$19,713
1.550% due 09/20/2071 ~	24,902	26,425
1.625% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	89	89
1.625% due 08/20/2024 - 07/20/2035 •	2,958	3,039
1.699% due 10/20/2070 •	10,527	10,884
1.750% due 12/20/2027 - 12/20/2032 •	566	580
1.875% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2026 ~	171	171
1.875% due 04/20/2027 - 04/20/2033 •	1,741	1,790
2.000% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	171	174
2.000% due 01/20/2027 - 02/20/2032 •	701	717
2.500% (H15T1Y + 1.500%) due 05/20/2025 - 10/20/2025 ~	8	8
2.500% due 03/20/2027 - 10/15/2046	2,113	2,082
2.500% due 07/20/2030 - 01/20/2034 •	1,312	1,382
3.000% due 12/15/2042 - 11/20/2067	17,266	17,119
3.000% due 06/20/2046 (a)	289	30
3.500% due 11/15/2041 - 02/20/2052	76,407	77,598
3.500% due 08/20/2042 - 09/20/2046 (a)	7,958	898
3.500% due 01/20/2052 (h)	10,906	10,992
4.000% due 09/15/2040 - 09/20/2050	29,672	31,434
4.500% due 06/15/2035 - 01/20/2049	27,287	28,741
5.000% due 03/15/2033 - 12/20/2048	13,556	14,809
5.500% due 09/15/2031 - 03/20/2049	6,557	7,249
6.000% due 09/15/2036 - 12/15/2040	986	1,072
6.500% due 10/15/2023 - 07/15/2039	1,391	1,512
7.000% due 09/15/2025 - 09/20/2028	9	9
7.500% due 12/15/2022 - 10/15/2031	26	27
8.000% due 06/15/2024 - 09/15/2031	39	42
8.500% due 06/15/2027 - 01/20/2031	208	216
8.795% due 09/20/2045 •	1,736	1,510
9.000% due 06/15/2030 - 09/15/2030	21	21

Ginnie Mae, TBA
2.000% due 05/01/2052	45,800	43,514
2.500% due 04/01/2052	101,750	98,694
3.000% due 04/01/2052 - 05/01/2052	112,050	110,645
3.500% due 04/01/2052 - 05/01/2052	27,682	27,801
4.000% due 04/01/2052	25,950	26,500
4.500% due 04/01/2052	37,900	39,191

U.S. Small Business Administration
5.370% due 04/01/2028	931	965
5.490% due 05/01/2028	938	970
5.870% due 05/01/2026 - 07/01/2028	617	639
6.220% due 12/01/2028	135	142

Uniform Mortgage-Backed Security
1.500% due 12/01/2050 - 06/01/2051	376	336
2.000% due 11/01/2026 - 04/01/2036	13,255	12,898
2.500% due 01/01/2032 - 04/01/2051	22,952	22,044
3.000% due 10/01/2026 - 04/01/2052	195,617	192,739

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/01/2050 - 12/01/2051 (h)	$81,888	$80,408
3.000% due 04/01/2052 (c)	4,001	3,924
3.500% due 09/01/2025 - 05/01/2050	39,251	39,847
4.000% due 07/01/2025 - 06/01/2049	95,923	99,958
4.500% due 06/01/2024 - 01/01/2049	16,866	17,907
5.000% due 09/01/2025 - 03/01/2049	4,768	5,079
5.500% due 04/01/2022 - 02/01/2042	9,337	10,151
6.000% due 07/01/2022 - 05/01/2041	11,370	12,423
6.500% due 05/01/2022 - 05/01/2040	4,963	5,403
8.000% due 07/01/2030 - 05/01/2032	8	8
8.500% due 08/01/2037	5	5
9.000% due 11/01/2025	1	1

Uniform Mortgage-Backed Security, TBA
1.500% due 04/01/2052	14,400	12,854
2.000% due 04/01/2037 - 05/01/2052	373,125	348,006
2.500% due 04/01/2037 - 05/01/2052	425,720	407,717
3.000% due 04/01/2037 - 05/01/2052	99,780	99,146
3.500% due 04/01/2037 - 06/01/2052	373,500	374,601
4.000% due 04/01/2037 - 05/01/2052	22,540	23,051
5.000% due 04/01/2037 - 04/01/2052	700	724
6.000% due 04/01/2052	1,000	1,067

Vendee Mortgage Trust
5.929% due 01/15/2030 ~	120	129
6.500% due 03/15/2029	205	209

Total U.S. Government Agencies (Cost $2,771,854)		2,720,464

U.S. TREASURY OBLIGATIONS 1.6%

U.S. Treasury Notes
1.125% due 08/31/2028 (j)(l)	7,400	6,819
1.250% due 09/30/2028 (l)	10,500	9,746
1.875% due 02/15/2032 (h)	7,100	6,819

Total U.S. Treasury Obligations (Cost $24,729)		23,384

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.0%

Adjustable Rate Mortgage Trust
2.583% due 09/25/2035 ^~	238	223

AREIT Trust
2.784% due 04/15/2037 •	1,013	1,013

BAMLL Commercial Mortgage Securities Trust
1.247% due 09/15/2034 •	1,590	1,572

Banc of America Funding Trust
1.029% due 05/20/2035 ^•	271	252
5.753% due 10/25/2036 ^þ	577	552
6.337% due 01/25/2037 ^þ	530	508

Banc of America Mortgage Trust
2.452% due 07/25/2034 ~	1	1
2.713% due 02/25/2036 ^~	125	123
2.721% due 06/20/2031 ~	61	62
5.750% due 07/20/2032 ~	1	1

Bear Stearns Adjustable Rate Mortgage Trust
2.321% due 01/25/2034 ~	2	2
2.396% due 08/25/2033 ~	77	77
2.500% due 08/25/2033 ~	134	135
2.779% due 11/25/2030 ~	1	1
2.838% due 02/25/2033 ~	2	1

Bear Stearns ALT-A Trust
2.627% due 05/25/2035 ~	154	154
2.880% due 11/25/2036 ^~	471	297
3.051% due 11/25/2036 ~	348	250
3.222% due 11/25/2036 ^~	179	114

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	135

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Mortgage Securities, Inc.
1.982% due 06/25/2030 ~	$1	$1

Bear Stearns Structured Products, Inc. Trust
2.340% due 12/26/2046 ^~	730	627

BellaVista Mortgage Trust
0.949% due 05/20/2045 •	132	91

Chase Mortgage Finance Trust
3.198% due 09/25/2036 ^~	21	19
6.000% due 07/25/2037	1,589	960

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.637% due 05/25/2036 •	85	80
0.688% due 01/25/2035 ~	257	252
0.707% due 08/25/2035 •	121	119

Citigroup Mortgage Loan Trust
2.470% due 05/25/2035 •	1	1
2.500% due 05/25/2051 ~	17,529	16,318
2.821% due 08/25/2035 ^~	91	77
3.228% due 09/25/2059 þ	1,632	1,632

Citigroup Mortgage Loan Trust, Inc.
2.190% due 09/25/2035 •	115	119

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	465	454

Countrywide Alternative Loan Resecuritization Trust
4.112% due 08/25/2037 ^~	86	53

Countrywide Alternative Loan Trust
0.649% due 07/20/2046 ^•	339	261
0.729% due 09/20/2046 ~	5,855	4,010
0.837% due 09/25/2046 ^•	2,692	2,532
0.857% due 05/25/2036 •	33	30
0.877% due 05/25/2035 •	545	521
0.897% due 05/25/2035 ~	73	70
0.957% due 05/25/2035 ~	147	123
0.957% due 09/25/2046 ^•	3,694	3,039
0.957% due 10/25/2046 ^•	410	334
0.977% due 07/25/2046 ^•	1,623	1,121
1.017% due 12/25/2035 •	188	185
1.089% due 12/20/2035 •	516	490
1.137% due 10/25/2046 ^•	1,690	1,345
6.250% due 11/25/2036 ^	687	605

Countrywide Home Loan Mortgage Pass-Through Trust
0.917% due 05/25/2035 •	532	466
0.997% due 02/25/2035 •	72	70
1.037% due 04/25/2035 ~	294	271
1.037% due 04/25/2035 •	18	17
1.097% due 03/25/2035 •	36	32
1.117% due 02/25/2035 •	333	330
1.137% due 02/25/2035 •	7	7
1.137% due 03/25/2036 •	143	87
1.157% due 02/25/2036 ^•	59	30
2.012% due 06/19/2031 ~	4	4
2.125% due 07/19/2031 ~	4	4
2.141% due 09/25/2034 ^~	150	142
2.887% due 09/25/2047 ^~	284	269
2.934% due 11/25/2037 ~	391	385
3.095% due 08/25/2034 ^~	21	22
3.117% due 02/20/2036 ^~	109	91

Credit Suisse First Boston Mortgage Securities Corp.
2.497% due 06/25/2033 ~	4	4
4.974% due 06/25/2032 ~	3	3

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	1,907	734

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	1,284	1,195
2.691% due 03/25/2060 ~	4,821	4,737
4.786% due 05/27/2053 ~	4,874	5,039

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.557% due 10/25/2036 ^~	8	7

First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031	5	5

GreenPoint Mortgage Funding Trust
0.857% due 12/25/2046 ^•	1,462	1,418
0.997% due 04/25/2036 ^•	516	510

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.522% due 10/25/2033 ~	13	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Corp. Trust
1.297% due 07/15/2031 •	$2,000	$1,971

GS Mortgage-Backed Securities Corp. Trust
2.500% due 06/25/2052 ~	40,507	37,508

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	1,878	1,748
2.500% due 02/25/2052 ~	3,845	3,579

GSR Mortgage Loan Trust
0.977% due 08/25/2046 ~	2,137	862
2.336% due 06/25/2034 ~	11	12
2.663% due 04/25/2036 ~	142	112

HarborView Mortgage Loan Trust
0.709% due 03/19/2037 •	245	230
0.889% due 05/19/2046 ^•	552	191
2.289% due 11/19/2034 ~	39	38
2.561% due 08/19/2036 ^~	56	54
2.852% due 08/19/2034 ~	779	768

HomeBanc Mortgage Trust
0.817% due 12/25/2036 •	36	36
1.317% due 08/25/2029 •	141	139

Impac Secured Assets Trust
0.757% due 11/25/2036 •	211	206

IndyMac Adjustable Rate Mortgage Trust
1.544% due 01/25/2032 ~	2	2

IndyMac INDB Mortgage Loan Trust
1.057% due 11/25/2035 ^•	96	65

IndyMac INDX Mortgage Loan Trust
0.757% due 06/25/2037 ^•	315	143
0.877% due 05/25/2046 ~	622	596
0.937% due 04/25/2035 •	49	45
0.937% due 07/25/2035 •	461	447
1.097% due 02/25/2035 •	90	86
2.483% due 01/25/2036 ^~	284	278
2.946% due 08/25/2035 ^~	515	463
2.948% due 12/25/2034 ~	3	3
2.974% due 01/25/2036 ^~	1	1
3.014% due 08/25/2036 ~	8,629	8,289

InTown Hotel Portfolio Trust
1.497% due 01/15/2033 •	7,600	7,571

J.P. Morgan Mortgage Trust
1.407% due 08/25/2049 •	1,760	1,761
3.000% due 05/25/2052 ~	23,421	22,337

JP Morgan Mortgage Trust
1.357% due 12/25/2049 ~	3,045	3,053
3.000% due 01/25/2052 ~	7,463	7,118
3.000% due 04/25/2052 ~	6,984	6,675
3.246% due 10/25/2035 ~	607	580

Lehman XS Trust
1.097% due 11/25/2046 ^•	1,568	1,341

Luminent Mortgage Trust
0.817% due 12/25/2036 ^•	457	434

MASTR Adjustable Rate Mortgages Trust
0.787% due 05/25/2047 ^•	30	30
0.867% due 05/25/2047 ^•	3,350	2,964
0.937% due 05/25/2037 •	373	189

MASTR Reperforming Loan Trust
7.000% due 08/25/2034	77	69

MASTR Seasoned Securitization Trust
2.612% due 10/25/2032 ~	121	120

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.097% due 11/15/2031 •	133	134
1.277% due 11/15/2031 •	17	15

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.837% due 12/15/2030 ~	179	175
0.877% due 06/15/2030 •	118	115

Merrill Lynch Alternative Note Asset Trust
1.057% due 03/25/2037 •	940	322

Merrill Lynch Mortgage Investors Trust
1.678% due 01/25/2029 ~	1,055	998
1.960% due 04/25/2035 ~	5	5
2.070% due 10/25/2028 •	11	11

Morgan Stanley Capital Trust
1.297% due 07/15/2035 •	2,500	2,473

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
0.967% due 02/25/2047 •	$866	$400
2.353% due 07/25/2035 ^~	445	407

Mortgage Equity Conversion Asset Trust
2.010% due 01/25/2042 •	16,342	15,325
2.020% due 02/25/2042 •	2,403	2,191
2.020% due 05/25/2042 •	7,271	7,072

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	8,567	8,389

Nomura Asset Acceptance Corp. Alternative Loan Trust
7.000% due 02/19/2030 ~	138	136

OBX Trust
3.000% due 01/25/2052 ~	3,198	3,062

Prime Mortgage Trust
0.857% due 02/25/2034 •	12	12

Residential Accredit Loans, Inc. Trust
0.997% due 05/25/2046 ^•	425	373
3.190% due 08/25/2035 ^~	442	202

Residential Funding Mortgage Securities, Inc. Trust
3.023% due 09/25/2035 ^~	660	475

Sequoia Mortgage Trust
1.089% due 04/19/2027 •	11	11
1.149% due 10/19/2026 •	8	8
1.209% due 10/20/2027 •	115	113
1.897% due 01/20/2047 ^~	331	244

Structured Adjustable Rate Mortgage Loan Trust
1.192% due 06/25/2034 •	249	234
2.329% due 10/25/2037 ^•	897	901
2.581% due 07/25/2034 ~	17	17
2.790% due 07/25/2035 ^~	22	21
2.868% due 08/25/2035 ~	7	6
2.916% due 11/25/2035 ^~	252	237
2.945% due 01/25/2035 ~	166	168

Structured Asset Mortgage Investments Trust
0.717% due 03/25/2037 •	78	30
0.837% due 06/25/2036 •	77	76
0.877% due 05/25/2036 •	427	411
0.917% due 05/25/2045 •	671	639
0.949% due 07/19/2035 •	795	768
1.057% due 08/25/2036 ^•	2,764	2,590
1.109% due 09/19/2032 •	409	406
1.109% due 10/19/2034 •	60	59
1.149% due 03/19/2034 •	271	267

Structured Asset Mortgage Investments, Inc.
6.750% due 05/02/2030 ~	50	2

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.255% due 06/25/2033 ~	2	2

TBW Mortgage-Backed Trust
6.130% due 01/25/2037 ^þ	984	426
6.470% due 09/25/2036 ^þ	9,085	459
6.515% due 07/25/2037 þ	1,636	851

Thornburg Mortgage Securities Trust
2.038% due 06/25/2043 ~	202	201

WaMu Mortgage Pass-Through Certificates Trust
0.977% due 11/25/2045 •	494	475
0.981% due 11/25/2046 •	147	137
1.037% due 10/25/2045 •	41	40
1.097% due 01/25/2045 •	115	114
1.097% due 07/25/2045 •	19	19
1.117% due 01/25/2045 •	406	402
1.141% due 02/25/2046 •	534	533
1.341% due 11/25/2042 •	25	24
1.457% due 07/25/2044 •	63	62
1.473% due 01/25/2047 •	642	631
1.507% due 12/25/2045 •	762	697
1.541% due 06/25/2042 •	90	88
1.541% due 08/25/2042 •	237	232
2.461% due 03/25/2034 ~	3	3
2.519% due 09/25/2033 ~	68	67
2.709% due 08/25/2033 ~	148	151
2.713% due 04/25/2037 ^~	549	539
2.716% due 12/25/2036 ^~	537	523
2.849% due 12/25/2035 ~	118	119

Washington Mutual Mortgage Pass-Through Certificates Trust
2.497% due 11/25/2030 ~	51	51
6.768% due 07/25/2036 þ	2,311	753

136	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Commercial Mortgage Trust
1.701% due 10/15/2045 ~(a)	$29,340	$92

Wells Fargo Mortgage-Backed Securities Trust
2.602% due 07/25/2034 ~	8	8

Total Non-Agency Mortgage-Backed Securities (Cost $235,439)		226,012

ASSET-BACKED SECURITIES 17.8%

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 þ	631	478

ACE Securities Corp. Home Equity Loan Trust
0.577% due 10/25/2036 •	143	70
1.117% due 11/25/2035 ~	471	475
1.507% due 07/25/2034 •	221	221

AFC Home Equity Loan Trust
1.267% due 06/25/2029 •	146	109

American Money Management Corp. CLO Ltd.
1.111% due 04/17/2029 •	4,185	4,183

Amortizing Residential Collateral Trust
1.157% due 10/25/2031 •	97	95

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.087% due 09/25/2028 •	17	17
1.397% due 06/25/2029 •	178	173

Anchorage Capital CLO Ltd.
1.291% due 07/15/2030 •	4,100	4,100
1.399% due 07/22/2032 •	3,800	3,779

Apidos CLO
1.171% due 07/17/2030 •	9,000	8,990

Ares CLO Ltd.
1.309% due 04/22/2031 •	3,800	3,771

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.192% due 10/25/2035 •	4,480	4,449

Asset-Backed Funding Certificates Trust
1.157% due 06/25/2034 •	130	128
1.477% due 03/25/2032 •	195	193

Asset-Backed Securities Corp. Home Equity Loan Trust
0.537% due 05/25/2037 •	1	1
0.917% due 06/15/2031 •	183	177

Atrium Corp.
1.089% due 04/22/2027 •	2,235	2,223

Bayview Financial Acquisition Trust
0.972% due 05/28/2037 •	882	802

Bear Stearns Asset-Backed Securities Trust
1.257% due 09/25/2046 •	608	587
1.432% due 02/25/2034 •	362	355
1.657% due 10/25/2032 •	50	50
1.957% due 11/25/2042 ~	193	190
2.798% due 06/25/2043 ~	10	10

Brookside Mill CLO Ltd.
1.061% due 01/17/2028 •	511	511

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •	4,100	4,073

CDC Mortgage Capital Trust
1.507% due 01/25/2033 •	115	117

Centex Home Equity Loan Trust
0.757% due 01/25/2032 •	74	72
1.307% due 01/25/2032 •	176	182

Chase Funding Trust
1.057% due 07/25/2033 •	21	20
1.097% due 08/25/2032 •	382	368
1.117% due 11/25/2032 •	122	121

CIFC Funding Ltd.
1.209% due 10/24/2030 •	6,900	6,861

CIT Group Home Equity Loan Trust
1.432% due 12/25/2031 ~	166	165

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •	1,678	1,680

Citigroup Global Markets Mortgage Securities, Inc.
1.807% due 01/25/2032 •	305	308

Citigroup Mortgage Loan Trust
0.517% due 07/25/2045 •	159	124

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
0.862% due 08/25/2036 •	$585	$585

Countrywide Asset-Backed Certificates
0.597% due 07/25/2037 •	989	941
0.657% due 09/25/2037 •	507	465
1.457% due 09/25/2032 •	1,096	1,080

Countrywide Asset-Backed Certificates Trust
1.357% due 10/25/2047 •	946	929

Credit Suisse First Boston Mortgage Securities Corp.
1.197% due 08/25/2032 •	110	107

Credit-Based Asset Servicing & Securitization Trust
0.527% due 01/25/2037 ^•	272	105

Delta Funding Home Equity Loan Trust
1.217% due 09/15/2029 •	10	10

Ellington Loan Acquisition Trust
1.507% due 05/25/2037 •	1,102	1,094
1.557% due 05/25/2037 •	507	501

EMC Mortgage Loan Trust
1.197% due 05/25/2040 •	172	164

Encore Credit Receivables Trust
1.147% due 07/25/2035 •	2,947	2,905

EquiFirst Mortgage Loan Trust
0.937% due 01/25/2034 •	84	81

FIRSTPLUS Home Loan Owner Trust
7.670% due 05/10/2024 þ	354	23

Fremont Home Loan Trust
0.697% due 08/25/2036 •	6,417	2,571

Galaxy CLO Ltd.
1.211% due 10/15/2030 •	7,900	7,845

Gallatin CLO Ltd.
1.177% due 07/15/2031 •	4,100	4,077
1.305% due 01/21/2028 •	5,221	5,202

GE-WMC Mortgage Securities Trust
0.537% due 08/25/2036 •	37	20

GMAC Mortgage Corp. Home Equity Loan Trust
0.667% due 01/25/2029 •	18	13

GSAMP Trust
0.597% due 12/25/2036 •	997	636
0.757% due 10/25/2036 ^•	7,518	89
1.257% due 02/25/2033 ~	98	95

Home Equity Mortgage Loan Asset-Backed Trust
0.677% due 04/25/2037 •	740	619

IMC Home Equity Loan Trust
7.520% due 08/20/2028	6	6

JP Morgan Mortgage Acquisition Trust
0.617% due 08/25/2036 ~	37	20
0.717% due 03/25/2037 •	161	159

KKR CLO Ltd.
1.181% due 07/18/2030 •	3,200	3,197

LCM LP
1.294% due 10/20/2027 •	625	623

Long Beach Mortgage Loan Trust
1.017% due 10/25/2034 •	62	60
1.507% due 10/25/2034 •	363	361
1.882% due 03/25/2032 •	238	235

Marathon CLO Ltd.
1.350% due 11/21/2027 •	289	289

MASTR Asset-Backed Securities Trust
1.207% due 12/25/2034 ^•	504	497

Merrill Lynch Mortgage Investors Trust
0.577% due 10/25/2037 ^•	1,422	616
0.617% due 09/25/2037 •	216	122
1.177% due 06/25/2035 •	219	216

MESA Trust
1.257% due 12/25/2031 •	89	89

MidOcean Credit CLO
1.229% due 01/29/2030 •	4,400	4,374
1.530% due 02/20/2031 •	5,800	5,751

Morgan Stanley Mortgage Loan Trust
1.177% due 04/25/2037 •	221	86
5.750% due 04/25/2037 ^~	529	331
6.000% due 02/25/2037 ^~	816	602

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mountain View CLO LLC
1.281% due 01/16/2031 •	$500	$497
1.331% due 10/16/2029 •	6,042	6,042

Mountain View CLO Ltd.
1.064% due 10/13/2027 •	1,744	1,738

Nassau Ltd.
1.391% due 10/15/2029 •	7,406	7,413

NovaStar Mortgage Funding Trust
0.587% due 03/25/2037 •	1,753	1,320

Option One Mortgage Loan Trust
0.597% due 01/25/2037 •	553	389
1.237% due 02/25/2035 •	2,385	2,348

Option One Mortgage Loan Trust Asset-Backed Certificates
1.147% due 11/25/2035 •	315	310

OZLM Ltd.
1.349% due 04/30/2027 •	323	323

Palmer Square Loan Funding Ltd.
1.224% due 04/20/2027 •	1,099	1,096

Pretium Mortgage Credit Partners LLC
3.721% due 07/25/2051 þ	8,170	8,031

Renaissance Home Equity Loan Trust
1.177% due 11/25/2034 •	162	154
1.217% due 12/25/2032 •	19	19
1.337% due 08/25/2033 •	193	188
1.657% due 08/25/2032 •	306	301

Residential Asset Mortgage Products Trust
1.057% due 03/25/2036 •	84	82
1.402% due 09/25/2035 •	1,829	1,797

Residential Asset Securities Corp. Trust
1.037% due 06/25/2033 •	52	48

Romark CLO Ltd.
1.289% due 10/23/2030 •	33,700	33,491

SACO Trust
0.977% due 06/25/2036 ^•	37	36

Securitized Asset-Backed Receivables LLC Trust
0.577% due 12/25/2036 ^•	2,176	648

SLM Student Loan Trust
1.758% due 04/25/2023 •	9,189	9,213
2.026% due 12/15/2033 •	1,988	1,975

SMB Private Education Loan Trust
1.227% due 09/15/2037 •	8,457	8,374

Sound Point CLO Ltd.
1.159% due 01/23/2029 •	5,634	5,639

Soundview Home Loan Trust
0.517% due 11/25/2036 •	64	24

Structured Asset Investment Loan Trust
1.387% due 06/25/2035 •	11,234	11,019
1.432% due 09/25/2034 •	208	208
1.732% due 12/25/2034 •	976	969

Structured Asset Securities Corp. Trust
1.147% due 09/25/2035 •	620	606

Symphony CLO Ltd.
1.121% due 04/15/2028 •	1,117	1,113

TICP CLO Ltd.
1.094% due 04/20/2028 •	4,290	4,288

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	9,517	9,361

Tralee CLO Ltd.
1.574% due 07/20/2029 •	9,367	9,334

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	291	263

Venture CLO Ltd.
1.121% due 04/15/2027 •	7,433	7,431
1.121% due 07/15/2027 •	894	895
1.384% due 04/20/2032 •	4,000	3,979
1.538% due 08/28/2029 •	8,761	8,762

Wellfleet CLO Ltd.
1.144% due 04/20/2029 •	1,939	1,939

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
1.402% due 04/25/2034 •	135	135

Total Asset-Backed Securities (Cost $261,535)		249,817

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	137

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.8%

REPURCHASE AGREEMENTS (g) 0.9%
		$12,032

U.S. TREASURY BILLS 0.1%
0.225% due 05/03/2022 (d)(e)	$1,735	1,735

U.S. TREASURY CASH MANAGEMENT BILLS 3.8%
0.497% due 06/21/2022 (d)(e)(l)	53,169	53,116

Total Short-Term Instruments (Cost $66,877)		66,883

Total Investments in Securities (Cost $3,366,656)		3,291,661

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	17,210	$167

Total Short-Term Instruments (Cost $167)		167

Total Investments in Affiliates (Cost $167)		167

Total Investments 234.2% (Cost $3,366,823)		$3,291,828

Financial Derivative Instruments (i)(k) 0.3% (Cost or Premiums, net $8,907)		4,276

Other Assets and Liabilities, net (134.5)%		(1,890,060)

Net Assets 100.0%		$1,406,044

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	When-issued security.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SGY	0.120%	03/31/2022	04/01/2022	$12,032	U.S. Treasury Notes 1.375% due 12/31/2028	$(12,008)	$12,032	$12,032

Total Repurchase Agreements						$(12,008)	$12,032	$12,032

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
DEU	0.340%	03/14/2022	04/13/2022	$(79,952)	$(79,965)
	0.340	03/18/2022	04/13/2022	(983)	(984)
	0.360	03/14/2022	04/13/2022	(4,895)	(4,896)

Total Reverse Repurchase Agreements					$(85,845)

138	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BOS	0.200%	03/31/2022	04/01/2022	$(6,843)	$(6,843)

Total Sale-Buyback Transactions					$(6,843)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (5.9)%
Uniform Mortgage-Backed Security, TBA	3.000%	04/01/2052	$45,500	$(44,495)	$(44,512)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2052	40,000	(38,906)	(39,046)

Total U.S. Government Agencies				(83,401)	(83,558)

U.S. Treasury Obligations (0.9)%
U.S. Treasury Notes	1.375%	12/31/2028	12,800	(12,335)	(12,008)

Total Short Sales (6.8)%				$(95,736)	$(95,566)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
DEU	$0	$(85,845)	$0	$0	$(85,845)	$86,341	$496
SGY	12,032	0	0	0	12,032	(12,008)	24

Master Securities Forward Transaction Agreement
BCY	0	0	0	(12,008)	(12,008)	0	(12,008)
BOS	0	0	(6,843)	0	(6,843)	6,819	(24)

Total Borrowings and Other Financing Transactions	$12,032	$(85,845)	$(6,843)	$(12,008)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(85,845)	$0	$0	$(85,845)

Total	$0	$(85,845)	$0	$0	$(85,845)

Sale-Buyback Transactions
U.S. Treasury Obligations	(6,843)	0	0	0	(6,843)

Total	$(6,843)	$0	$0	$0	$(6,843)

Total Borrowings	$(6,843)	$(85,845)	$0	$0	$(92,688)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(92,688)

(h)	Securities with an aggregate market value of $93,160 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(129,467) at a weighted average interest rate of 0.083%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $44 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	139

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	51	$(9,033)	$362	$0	$(54)

Total Futures Contracts				$362	$0	$(54)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(1)	1-Day USD-Federal Funds Rate Compounded-OIS	0.200%	Annual	04/29/2023	$50,800	$2	$849	$851	$0	$(6)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	32,419	124	(1,905)	(1,781)	34	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	174,100	14,188	(359)	13,829	0	(229)
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029	55,800	(1,958)	236	(1,722)	76	0
Pay	1-Day USD-SOFR Compounded-OIS	1.225	Annual	12/20/2031	25,400	0	(1,911)	(1,911)	78	0
Pay	1-Day USD-SOFR Compounded-OIS	1.180	Annual	12/21/2031	14,700	0	(1,167)	(1,167)	45	0
Receive	1-Day USD-SOFR Compounded-OIS	1.758	Annual	03/16/2032	14,500	82	375	457	0	(47)
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	16,000	(1,027)	(307)	(1,334)	52	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	28,400	(1,546)	452	(1,094)	96	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	1.840	Annual	07/15/2032	26,700	0	767	767	0	(87)
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	03/03/2025	188,700	184	6,356	6,540	20	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	14,840	(271)	(1,403)	(1,674)	9	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028	154,500	1,026	(9,597)	(8,571)	130	0
Receive	3-Month USD-LIBOR	1.988	Semi-Annual	02/09/2032	3,900	24	104	128	0	(13)
Receive	3-Month USD-LIBOR	2.008	Semi-Annual	02/09/2032	6,500	30	187	217	0	(25)

Total Swap Agreements						$10,858	$(7,323)	$3,535	$540	$(407)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$540	$540	$0	$(54)	$(407)	$(461)

(j)

Securities with an aggregate market value of $1,149 and cash of $12,318 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.385%	06/06/2022	4,300	$46	$33
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.451	06/06/2022	8,000	76	50
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.553	06/13/2022	21,500	45	109
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.698	06/14/2022	22,000	39	72
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.658	06/15/2022	20,500	37	78
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.313	07/06/2022	140,100	543	1,822

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/05/2024	36,000	241	431

140	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	02/09/2024	30,900	$224	$373

DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.821	06/06/2022	4,800	40	26
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.689	06/15/2022	9,500	21	33
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/07/2024	36,500	261	439
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/28/2024	16,500	134	205
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	03/04/2024	16,500	120	206

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.030	06/06/2022	10,400	110	117
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.314	06/06/2022	11,500	124	112

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	04/01/2022	188,700	215	6,734
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	05/02/2022	188,700	223	6,435
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.795	06/06/2022	11,000	104	55
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.812	06/06/2022	6,000	57	32
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.314	06/06/2022	13,400	119	130
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.373	06/06/2022	11,500	107	93
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.436	06/06/2022	5,800	56	38

NGF	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.943	06/06/2022	3,800	34	32

							$ 2,976	$17,655

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	$96.750	05/05/2022	15,000	$93	$274
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	97.156	05/05/2022	15,500	99	333
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	97.250	05/05/2022	13,500	81	300
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	94.844	06/06/2022	11,800	82	129
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	94.891	06/06/2022	11,800	83	131

FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	60.000	04/06/2022	100,000	4	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 04/01/2052	68.000	04/06/2022	50,000	2	0
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2052	70.000	04/06/2022	112,000	4	0
	Put - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	72.000	04/06/2022	21,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	68.000	04/06/2022	70,000	3	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	69.000	04/06/2022	111,000	4	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	69.000	04/06/2022	75,000	3	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	70.000	04/06/2022	200,000	8	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	96.594	04/06/2022	16,500	71	196
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.852	04/06/2022	4,000	30	137
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.078	04/06/2022	5,500	41	200
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.586	04/06/2022	15,300	113	635
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	69.000	05/05/2022	100,000	4	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.844	04/06/2022	10,000	56	299
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.867	05/05/2022	6,000	51	146
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.984	05/05/2022	6,000	51	152
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.484	05/05/2022	6,000	51	178

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	97.297	05/05/2022	14,500	91	328

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	96.578	04/06/2022	16,500	64	194
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.516	05/05/2022	17,500	100	289
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.719	05/05/2022	15,000	93	270
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.766	04/06/2022	5,500	34	160
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	5,500	31	166
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	77.000	05/05/2022	120,000	5	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.922	05/05/2022	5,500	49	136
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.539	05/05/2022	5,500	46	166
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	77.000	06/06/2022	100,000	4	0

					$1,452	$4,819

Total Purchased Options					$4,428	$22,474

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.503%	06/13/2022	11,500	$(74)	$(21)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.648	06/14/2022	12,000	(68)	(40)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	141

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.608%	06/15/2022	11,000	$(62)	$(33)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.263	07/06/2022	77,800	(611)	(97)

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.767	05/05/2022	8,500	(90)	(296)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.788	05/05/2022	9,400	(100)	(313)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.869	05/05/2022	9,300	(94)	(253)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.875	05/05/2022	8,900	(90)	(238)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.198	06/06/2022	7,700	(82)	(106)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.204	06/06/2022	7,700	(82)	(104)

DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.639	06/15/2022	5,300	(34)	(18)

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.760	05/05/2022	8,500	(89)	(301)

							$(1,476)	$(1,820)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$99.266	06/06/2022	24,000	$(111)	$(95)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.125	04/06/2022	20,400	(99)	(672)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.406	04/06/2022	13,000	(65)	(465)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.063	04/06/2022	17,000	(68)	(446)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.125	04/06/2022	13,500	(53)	(363)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.508	04/06/2022	15,500	(63)	(476)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	97.141	06/06/2022	22,000	(139)	(92)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.359	05/05/2022	21,000	(82)	(422)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.336	06/06/2022	16,500	(76)	(68)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.516	06/06/2022	8,000	(44)	(37)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.781	06/06/2022	24,000	(103)	(128)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.141	06/06/2022	24,000	(101)	(158)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	96.406	06/06/2022	31,000	(193)	(242)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.617	06/06/2022	9,500	(56)	(119)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	98.406	06/06/2022	31,000	(165)	(215)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.617	06/06/2022	9,500	(42)	(29)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.852	04/06/2022	4,000	(16)	(97)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.078	04/06/2022	5,500	(21)	(145)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.352	04/06/2022	4,000	(22)	(117)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.453	04/06/2022	14,000	(59)	(422)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.547	04/06/2022	15,300	(60)	(476)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.578	04/06/2022	5,500	(31)	(173)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.586	04/06/2022	15,300	(60)	(482)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.086	04/06/2022	15,300	(81)	(558)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.391	05/05/2022	5,500	(25)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	7,000	(32)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	5,500	(25)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	97.141	06/06/2022	25,000	(148)	(105)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.844	04/06/2022	10,000	(30)	(200)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.344	04/06/2022	10,000	(41)	(249)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	13,000	(41)	(333)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	6,000	(32)	(94)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.867	05/05/2022	6,000	(28)	(98)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	8,000	(42)	(134)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.984	05/05/2022	6,000	(28)	(103)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	6,000	(32)	(109)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.367	05/05/2022	6,000	(40)	(121)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.484	05/05/2022	12,000	(67)	(253)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.984	05/05/2022	6,000	(38)	(152)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	101.781	04/06/2022	23,000	(79)	(365)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	13,000	(75)	(75)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	13,000	(55)	(55)

MSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.453	06/06/2022	11,500	(68)	(136)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.453	06/06/2022	11,500	(50)	(40)
	Put - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.109	04/14/2022	18,000	(80)	(410)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.906	04/06/2022	15,500	(63)	(383)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.000	04/06/2022	12,500	(50)	(320)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.094	04/06/2022	18,000	(72)	(478)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	96.141	06/06/2022	17,000	(110)	(123)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.531	05/05/2022	10,000	(55)	(141)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.625	05/05/2022	7,500	(42)	(110)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.145	06/06/2022	24,000	(99)	(158)

SAL	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.242	06/06/2022	9,600	(39)	(39)

142	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$99.281	06/06/2022	12,500	$(58)	$(49)
	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	9,500	(35)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.199	04/06/2022	5,000	(23)	(168)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.625	04/06/2022	13,500	(51)	(295)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	7,000	(27)	(155)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.344	04/06/2022	9,500	(36)	(276)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.391	04/06/2022	4,000	(15)	(118)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	12,000	(49)	(356)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.484	04/06/2022	11,500	(44)	(350)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.531	04/06/2022	9,000	(35)	(278)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.563	04/06/2022	4,100	(15)	(128)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.188	04/06/2022	7,500	(30)	(281)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.344	05/05/2022	10,000	(58)	(153)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.344	05/05/2022	10,000	(45)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	6,000	(29)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.523	05/05/2022	7,000	(32)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	99.008	05/05/2022	2,500	(11)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	96.031	06/06/2022	6,000	(37)	(37)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.766	04/06/2022	5,500	(17)	(106)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.875	04/06/2022	5,500	(16)	(112)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.266	04/06/2022	5,500	(26)	(133)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.375	04/06/2022	5,500	(22)	(139)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	2,000	(6)	(60)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	7,000	(36)	(110)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.922	05/05/2022	5,500	(29)	(92)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.047	05/05/2022	14,500	(68)	(256)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.422	05/05/2022	5,500	(37)	(113)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.539	05/05/2022	13,500	(63)	(291)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.594	05/05/2022	7,000	(27)	(154)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.039	05/05/2022	5,500	(35)	(142)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	7,000	(26)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	101.719	04/06/2022	23,000	(66)	(351)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	102.141	04/06/2022	3,000	(5)	(58)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.000	05/05/2022	6,500	(10)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.609	05/05/2022	24,000	(97)	(445)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.328	06/06/2022	12,000	(57)	(49)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	13,000	(75)	(75)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.500	06/06/2022	14,000	(59)	(113)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	13,000	(55)	(55)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	101.500	06/06/2022	14,000	(42)	(23)

					$(4,900)	$(16,853)

Total Written Options					$(6,376)	$(18,673)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	Structured Asset Investment Loan Trust 4.354% due 11/25/2034	1.950%	Monthly	11/25/2034	$3	$(3)	$3	$0	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.780%	Quarterly	05/10/2022	$45,000	$0	$142	$142	$0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.810	Quarterly	05/17/2022	89,000	0	254	254	0

							$0	$396	$396	$0

Total Swap Agreements							$(3)	$399	$396	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	143

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$3,331	$0	$3,331	$0	$(3,613)	$0	$(3,613)	$(282)	$0	$(282)
BPS	0	431	0	431	0	0	0	0	431	(540)	(109)
CBK	0	373	0	373	0	(1,310)	0	(1,310)	(937)	1,260	323
DUB	0	909	0	909	0	(18)	0	(18)	891	(1,130)	(239)
GLM	0	229	0	229	0	(301)	0	(301)	(72)	0	(72)
JPM	0	1,943	0	1,943	0	(5,534)	0	(5,534)	(3,591)	3,642	51
JPS	0	0	396	396	0	0	0	0	396	(400)	(4)
MSC	0	328	0	328	0	(2,299)	0	(2,299)	(1,971)	2,021	50
MYC	0	13,517	0	13,517	0	0	0	0	13,517	(13,690)	(173)
NGF	0	32	0	32	0	0	0	0	32	0	32
SAL	0	1,381	0	1,381	0	(5,598)	0	(5,598)	(4,217)	4,229	12

Total Over the Counter	$0	$22,474	$396	$22,870	$0	$(18,673)	$0	$(18,673)

(l)

Securities with an aggregate market value of $11,152 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$540	$540

Over the counter
Purchased Options	$0	$0	$0	$0	$22,474	$22,474
Swap Agreements	0	0	0	0	396	396

	$0	$0	$0	$0	$22,870	$22,870

	$0	$0	$0	$0	$23,410	$23,410

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$54	$54
Swap Agreements	0	0	0	0	407	407

	$0	$0	$0	$0	$461	$461

Over the counter
Written Options	$0	$0	$0	$0	$18,673	$18,673

	$0	$0	$0	$0	$19,134	$19,134

144	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(14)	$(14)
Written Options	0	0	0	0	8	8
Futures	0	0	0	0	(228)	(228)
Swap Agreements	0	0	0	0	(166)	(166)

	$0	$0	$0	$0	$(400)	$(400)

Over the counter
Purchased Options	$0	$0	$0	$0	$(2,436)	$(2,436)
Written Options	0	0	0	0	8,766	8,766
Swap Agreements	0	262	0	0	6,093	6,355

	$0	$262	$0	$0	$12,423	$12,685

	$0	$262	$0	$0	$12,023	$12,285

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$13	$13
Futures	0	0	0	0	(4,597)	(4,597)
Swap Agreements	0	0	0	0	(3,685)	(3,685)

	$0	$0	$0	$0	$(8,269)	$(8,269)

Over the counter
Purchased Options	$0	$0	$0	$0	$13,171	$13,171
Written Options	0	0	0	0	(11,858)	(11,858)
Swap Agreements	0	(3,560)	0	0	1,356	(2,204)

	$0	$(3,560)	$0	$0	$2,669	$(891)

	$0	$(3,560)	$0	$0	$(5,600)	$(9,160)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$43	$0	$43
Industrials	0	963	0	963
Municipal Bonds & Notes
Texas	0	4,095	0	4,095
U.S. Government Agencies	0	2,720,420	44	2,720,464
U.S. Treasury Obligations	0	23,384	0	23,384
Non-Agency Mortgage-Backed Securities	0	226,012	0	226,012
Asset-Backed Securities	0	249,817	0	249,817
Asset-Backed Securities	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	12,032	0	12,032
U.S. Treasury Bills	0	1,735	0	1,735
U.S. Treasury Cash Management Bills	0	53,116	0	53,116

	$0	$3,291,617	$44	$3,291,661

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$167	$0	$0	$167

Total Investments	$167	$3,291,617	$44	$3,291,828

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
Asset-Backed Securities	$0	$0	$0	$0
U.S. Government Agencies	0	(83,558)	0	(83,558)
U.S. Treasury Obligations	0	(12,008)	0	(12,008)

	$0	$(95,566)	$0	$(95,566)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	540	0	540
Over the counter	0	22,870	0	22,870

	$0	$23,410	$0	$23,410

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(461)	0	(461)
Over the counter	(297)	(18,376)	0	(18,673)

	$(297)	$(18,837)	$0	$(19,134)

Total Financial Derivative Instruments	$(297)	$4,573	$0	$4,276

Totals	$(130)	$3,200,624	$44	$3,200,538

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	145

Schedule of Investments	PIMCO Municipal Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.0%

CORPORATE BONDS & NOTES 3.7%

INDUSTRIALS 3.7%

Hoag Memorial Hospital Presbyterian
3.803% due 07/15/2052	$3,000	$3,047

Northwell Healthcare, Inc.
4.260% due 11/01/2047	2,000	2,025

Total Corporate Bonds & Notes (Cost $5,038)		5,072

MUNICIPAL BONDS & NOTES 92.9%

ALABAMA 0.8%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 12/01/2052	1,000	1,068

ARIZONA 2.1%

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2021
4.000% due 04/01/2040	1,350	1,408

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
5.000% due 07/01/2044	1,250	1,419

		2,827

CALIFORNIA 6.0%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,270	1,473

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	1,000	994

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,240	1,228

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,149

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	1,900	2,031

Sanger Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2045	1,000	1,128

Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	130	145

		8,148

COLORADO 0.8%

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 11/15/2038	1,000	1,066

CONNECTICUT 5.2%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2033	1,000	1,174

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2035	2,500	2,817

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 07/01/2047	3,000	3,125

		7,116

FLORIDA 7.0%

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	1,000	1,143

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	$1,500	$1,599

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2048	2,500	2,610

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/15/2049	1,000	1,028

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	1,000	1,122

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047	2,000	2,100

		9,602

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2030	300	353

HAWAII 1.2%

Hawaii Airports System State Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,500	1,640

ILLINOIS 7.0%

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	3,000	3,202
5.250% due 01/01/2028	2,000	2,133

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	900	1,047

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,000	2,166

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
4.000% due 01/01/2038	905	945

		9,493

KANSAS 0.9%

Kansas Development Finance Authority Revenue Bonds, (BAM Insured),Series 2021
2.774% due 05/01/2051	1,500	1,249

LOUISIANA 1.2%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2040	1,500	1,611

MARYLAND 0.8%

Maryland Department of Transportation State Revenue Bonds, Series 2021
5.000% due 08/01/2036	1,000	1,148

MASSACHUSETTS 1.7%

Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 05/01/2045	1,000	1,149

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
5.000% due 09/01/2059	1,000	1,127

		2,276

MICHIGAN 4.8%

Michigan Finance Authority Revenue Bonds, Series 2013
4.000% due 12/01/2038	2,000	2,098

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan State University Revenue Bonds, Series 2019
4.000% due 02/15/2039	$3,000	$3,222

Michigan Trunk Line State Revenue Bonds, Series 2020
5.000% due 11/15/2031	1,000	1,204

		6,524

MINNESOTA 2.1%

St Cloud, Minnesota Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,500	2,833

NEVADA 2.7%

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	2,000	2,084

Reno, Nevada Revenue Bonds, (NPFGC Insured), Series 2005
0.000% due 06/01/2034 (a)	980	679
0.000% due 06/01/2036 (a)	1,520	978

		3,741

NEW HAMPSHIRE 0.9%

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2020
5.000% due 08/01/2059	1,000	1,287

NEW JERSEY 3.1%

New Jersey Economic Development Authority Revenue Bonds, Series 2017
5.000% due 06/15/2034	1,000	1,092

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 07/01/2051	1,000	1,060

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2038	1,000	1,036
4.000% due 06/15/2050	1,000	1,016

		4,204

NEW YORK 10.1%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2042	1,130	1,157

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2038	1,000	1,127
5.000% due 08/01/2042	6,100	6,857

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 10/01/2048	500	654

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	1,000	1,160

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (b)	695	712

New York State Urban Development Corp. Revenue Bonds, Series 2019
4.000% due 03/15/2045	2,000	2,100

		13,767

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	250	328

OREGON 0.7%

Oregon Education Districts General Obligation Bonds, Series 2021
2.207% due 06/30/2033	1,000	896

146	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 10.4%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2020
3.532% due 06/01/2042	$2,000	$1,907

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2039	2,500	2,613

Montgomery County, Pennsylvania Higher Education and Health Authority Revenue Bonds, Series 2022
4.000% due 05/01/2056	1,000	1,018

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2041	3,000	3,193

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	550	633

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2040	1,000	1,120

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,250	3,688

		14,172

TENNESSEE 3.3%

Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	1,000	1,311

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	3,000	3,214

		4,525

TEXAS 15.1%

Houston, Texas Combined Utility System Revenue Bonds, Series 2018
5.000% due 11/15/2043	3,000	3,446

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2039	$1,500	$1,667

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2040	1,550	1,645

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	2,500	2,826

SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	2,281

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	1,000	1,078

Texas Water Development Board Revenue Bonds, Series 2019
4.000% due 10/15/2049	3,000	3,198

Texas Water Development Board Revenue Bonds, Series 2020
4.000% due 04/15/2051	2,500	2,697

University of Houston, Texas Revenue Bonds, Series 2017
4.000% due 02/15/2039	1,690	1,771

		20,609

WASHINGTON 3.3%

Washington Health Care Facilities Authority Revenue Bonds, Series 2021
4.000% due 10/01/2042	1,000	1,108

Washington State General Obligation Bonds, Series 2018
5.000% due 02/01/2042	3,000	3,402

		4,510

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.2%

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	$1,500	$1,566

Total Municipal Bonds & Notes (Cost $125,285)		126,559

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (c) 0.4%
		549

Total Short-Term Instruments (Cost $549)		549

Total Investments in Securities (Cost $130,872)		132,180

	SHARES
INVESTMENTS IN AFFILIATES 2.5%

SHORT-TERM INSTRUMENTS 2.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.5%

PIMCO Short-Term Floating NAV Portfolio III	355,632	3,453

Total Short-Term Instruments (Cost $3,455)		3,453

Total Investments in Affiliates (Cost $3,455)		3,453

Total Investments 99.5% (Cost $134,327)		$135,633

Other Assets and Liabilities, net 0.5%		693

Net Assets 100.0%		$136,326

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Zero coupon security.

(b)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200%	11/01/2054	11/18/2021	$791	$712	0.52%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$549	U.S. Treasury Bills 0.000% due 08/04/2022	$(560)	$549	$549

Total Repurchase Agreements						$(560)	$549	$549

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	147

Schedule of Investments	PIMCO Municipal Portfolio	(Cont.)	March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$549	$0	$0	$549	$(560)	$(11)

Total Borrowings and Other Financing Transactions	$549	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$5,072	$0	$5,072
Municipal Bonds & Notes
Alabama	0	1,068	0	1,068
Arizona	0	2,827	0	2,827
California	0	8,148	0	8,148
Colorado	0	1,066	0	1,066
Connecticut	0	7,116	0	7,116
Florida	0	9,602	0	9,602
Georgia	0	353	0	353
Hawaii	0	1,640	0	1,640
Illinois	0	9,493	0	9,493
Kansas	0	1,249	0	1,249
Louisiana	0	1,611	0	1,611
Maryland	0	1,148	0	1,148
Massachusetts	0	2,276	0	2,276
Michigan	0	6,524	0	6,524
Minnesota	0	2,833	0	2,833
Nevada	0	3,741	0	3,741
New Hampshire	0	1,287	0	1,287

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
New Jersey	$0	$4,204	$0	$4,204
New York	0	13,767	0	13,767
Ohio	0	328	0	328
Oregon	0	896	0	896
Pennsylvania	0	14,172	0	14,172
Tennessee	0	4,525	0	4,525
Texas	0	20,609	0	20,609
Washington	0	4,510	0	4,510
Wisconsin	0	1,566	0	1,566
Short-Term Instruments
Repurchase Agreements	0	549	0	549

	$0	$132,180	$0	$132,180

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,453	$0	$0	$3,453

Total Investments	$3,453	$132,180	$0	$135,633

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

148	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Real Return Portfolio	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 183.5%

U.S. TREASURY OBLIGATIONS 178.4%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2023	$4,798	$4,966
0.125% due 07/15/2024	4,143	4,349
0.125% due 10/15/2024	767	802
0.125% due 04/15/2025 (c)	5,441	5,689
0.125% due 04/15/2026 (c)	5,144	5,379
0.125% due 10/15/2026 (c)	597	627
0.125% due 01/15/2030	4,184	4,420
0.125% due 01/15/2031	2,850	3,019
0.125% due 07/15/2031	4,467	4,756
0.125% due 01/15/2032 (c)	2,778	2,957
0.125% due 02/15/2051	1,652	1,694
0.125% due 02/15/2052	61	63
0.250% due 01/15/2025	36	37
0.250% due 02/15/2050	306	322
0.375% due 07/15/2025 (c)	6,630	7,014
0.375% due 01/15/2027 (c)	6,167	6,539
0.500% due 04/15/2024 (c)	8,916	9,372
0.625% due 04/15/2023	4,300	4,484
0.625% due 01/15/2024	1,048	1,102
0.625% due 02/15/2043	367	410
0.750% due 07/15/2028	1,904	2,083
0.750% due 02/15/2042	3,234	3,700
0.750% due 02/15/2045	525	604
0.875% due 02/15/2047	151	181
1.000% due 02/15/2046	1,981	2,414

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 02/15/2048	$2,234	$2,777
1.375% due 02/15/2044	772	990
1.750% due 01/15/2028 (c)	6,774	7,759
2.125% due 02/15/2041 (c)	2,785	3,940
3.625% due 04/15/2028 (c)	5,144	6,519
3.875% due 04/15/2029	3,090	4,087

Total U.S. Treasury Obligations (Cost $101,661)		103,055

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.737% due 01/25/2035 •	84	84
Merrill Lynch Mortgage Investors Trust
0.877% due 07/25/2030 •	474	463

Total Non-Agency Mortgage-Backed Securities (Cost $534)		547

SHORT-TERM INSTRUMENTS 4.2%

REPURCHASE AGREEMENTS (b) 4.2%
		2,423

Total Short-Term Instruments (Cost $2,423)		2,423

Total Investments in Securities (Cost $104,618)		106,025

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%

PIMCO Short-Term Floating NAV Portfolio III	15,965	$155

Total Short-Term Instruments (Cost $155)		155

Total Investments in Affiliates (Cost $155)		155

Total Investments 183.8% (Cost $104,773)		$106,180

Financial Derivative Instruments (d) 0.0% (Cost or Premiums, net $(223))		5

Other Assets and Liabilities, net (83.8)%		(48,416)

Net Assets 100.0%		$57,769

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$2,423	U.S. Treasury Bills 0.000% due 08/04/2022	$(2,472)	$2,423	$2,423

Total Repurchase Agreements						$(2,472)	$2,423	$2,423

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	0.230%	03/03/2022	04/06/2022	$(17,599)	$(17,602)
	0.230	03/04/2022	04/06/2022	(9,450)	(9,452)
DEU	0.310	03/31/2022	04/04/2022	(2,973)	(2,973)
JPS	0.310	03/21/2022	04/04/2022	(3,863)	(3,864)
NOM	0.340	03/23/2022	04/06/2022	(14,839)	(14,840)

Total Reverse Repurchase Agreements					$(48,731)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BOS	0.360%	03/31/2022	04/01/2022	$(629)	$(629)

Total Sale-Buyback Transactions					$(629)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	149

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(27,054)	$0	$(27,054)	$26,794	$(260)
DEU	0	(2,973)	0	(2,973)	2,957	(16)
FICC	2,423	0	0	2,423	(2,472)	(49)
JPS	0	(3,864)	0	(3,864)	3,810	(54)
NOM	0	(14,840)	0	(14,840)	14,700	(140)

Master Securities Forward Transaction Agreement
BOS	0	0	(629)	(629)	627	(2)

Total Borrowings and Other Financing Transactions	$2,423	$(48,731)	$(629)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(48,731)	$0	$0	$(48,731)

Total	$0	$(48,731)	$0	$0	$(48,731)

Sale-Buyback Transactions
U.S. Treasury Obligations	(629)	0	0	0	(629)

Total	$(629)	$0	$0	$0	$(629)

Total Borrowings	$(629)	$(48,731)	$0	$0	$(49,360)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(49,360)

(c)	Securities with an aggregate market value of $48,888 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(46,391) at a weighted average interest rate of 0.072%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	04/2022	JPY	9,200	$80	$5	$0

Total Forward Foreign Currency Contracts					$5	$0

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	28,300	$(206)	$0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,400	(17)	0

Total Written Options						$(223)	$0

150	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$5	$0	$0	$5	$0	$0	$0	$0	$5	$0	$5

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5	$0	$5

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6	$0	$6

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$103,055	$0	$103,055
Non-Agency Mortgage-Backed Securities	0	547	0	547
Short-Term Instruments
Repurchase Agreements	0	2,423	0	2,423

	$0	$106,025	$0	$106,025

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$155	$0	$0	$155

Total Investments	$155	$106,025	$0	$106,180

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Financial Derivative Instruments - Assets
Over the counter	$0	$5	$0	$5

Total Financial Derivative Instruments	$0	$5	$0	$5

Totals	$155	$106,030	$0	$106,185

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	151

Schedule of Investments	PIMCO Short-Term Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.5%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^(a)	$2,000	$11

INDUSTRIALS 0.1%

UAL Pass-Through Trust
6.636% due 01/02/2024	356	356

Total Corporate Bonds & Notes (Cost $1,393)		367

U.S. GOVERNMENT AGENCIES 44.9%

Fannie Mae
0.247% due 12/25/2036 •	45	45
0.537% due 09/25/2042 •	125	125
0.570% due 09/17/2027 •	13	13
0.577% due 03/25/2034 •	17	17
0.616% due 03/25/2027 ~	7	7
0.657% due 05/25/2035 •	4	4
0.696% due 03/25/2027 ~	5	5
0.757% due 01/25/2034 •	9	9
0.787% due 12/25/2023 •	24	24
0.807% due 05/25/2042 •	13	13
0.857% due 06/25/2029 - 03/25/2033 •	17	17
0.857% due 12/25/2033 ~	8	8
0.868% due 05/18/2032 •	20	20
0.897% due 05/25/2036 •	6	6
0.907% due 10/25/2030 •	15	15
0.918% due 10/18/2030 •	19	19
0.957% due 08/25/2031 - 01/25/2033 •	28	28
0.968% due 11/18/2030 •	10	10
1.007% due 12/25/2030 •	14	14
1.107% due 10/25/2022 - 11/25/2031 •	21	21
1.157% due 04/25/2032 •	19	19
1.200% due 10/01/2034 •	38	38
1.304% due 07/01/2042 - 07/01/2044 •	208	213
1.354% due 09/01/2041 •	13	13
1.423% due 04/25/2023 •	1	1
1.424% due 04/01/2037 •	1	1
1.438% due 05/01/2034 •	6	6
1.457% due 12/25/2023 ~	28	29
1.457% due 04/25/2032 •	11	11
1.473% due 07/01/2027 - 11/01/2040 •	12	13
1.475% due 08/01/2032 •	3	3
1.500% due 10/01/2024 - 11/01/2036 •	134	135
1.525% due 06/01/2033 •	59	59
1.526% due 05/01/2032 •	7	7
1.538% due 04/01/2033 - 09/01/2033 •	29	29
1.540% due 08/01/2028 •	82	82
1.551% due 06/01/2035 •	36	36
1.560% due 05/01/2035 •	32	32
1.563% due 07/01/2033 •	172	172
1.578% due 12/01/2032 •	72	72
1.590% due 05/01/2034 •	61	62
1.607% due 04/25/2023 - 09/25/2023 •	4	4
1.607% due 10/25/2023 ~	2	2
1.622% due 04/01/2034 •	11	11
1.625% due 09/01/2033 •	68	68
1.640% due 12/01/2034 •	7	7
1.643% due 10/01/2032 •	12	12
1.655% due 07/01/2035 •	24	24
1.657% due 05/25/2022 - 01/25/2024 •	11	11
1.665% due 12/01/2032 •	14	14
1.682% due 05/01/2033 •	4	4
1.687% due 11/01/2033 •	85	85
1.690% due 01/01/2035 •	25	26
1.691% due 02/01/2035 •	5	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.700% due 01/01/2033 •	$2	$2
1.702% due 01/01/2035 •	1	1
1.715% due 10/01/2032 •	31	31
1.726% due 09/01/2034 •	22	22
1.729% due 09/01/2033 •	17	17
1.743% due 11/01/2032 •	4	4
1.764% due 02/01/2037 •	16	17
1.766% due 01/01/2035 •	9	9
1.797% due 07/01/2034 •	55	57
1.799% due 08/01/2033 •	1	1
1.807% due 07/01/2035 •	7	7
1.809% due 07/01/2035 •	5	5
1.813% due 09/01/2033 •	19	20
1.829% due 01/01/2037 •	1	2
1.830% due 07/01/2034 •	52	54
1.846% due 11/01/2034 •	38	38
1.858% due 11/01/2035 •	5	5
1.860% due 07/01/2033 - 02/01/2035 •	46	47
1.871% due 12/01/2036 •	50	52
1.873% due 01/01/2035 •	13	13
1.875% due 10/01/2034 - 06/01/2035 •	14	14
1.883% due 12/01/2034 •	30	30
1.887% due 05/01/2036 •	25	27
1.893% due 03/01/2034 •	213	213
1.895% due 07/01/2033 - 08/01/2035 •	52	52
1.904% due 11/01/2035 •	15	16
1.920% due 11/01/2034 •	12	13
1.934% due 03/01/2035 •	45	45
1.938% due 11/01/2035 •	18	18
1.945% due 11/01/2033 •	125	126
1.950% due 11/01/2047 •	111	111
1.953% due 09/01/2033 •	2	2
1.957% due 07/01/2035 •	1	1
1.960% due 01/01/2033 •	5	5
1.971% due 07/01/2033 •	1	1
1.979% due 02/01/2034 - 07/01/2035 •	19	18
1.980% due 12/01/2035 •	7	8
1.988% due 06/01/2037 •	8	8
1.993% due 12/01/2036 •	3	3
1.995% due 02/01/2035 •	76	76
1.999% due 11/01/2033 •	74	76
2.000% due 12/01/2033 - 08/01/2035 •	72	73
2.005% due 10/01/2033 •	24	24
2.025% due 05/01/2030 •	13	13
2.043% due 01/01/2036 •	1	1
2.050% due 04/01/2035 •	2	2
2.070% due 04/01/2028 - 04/01/2034 •	32	32
2.075% due 02/01/2036 •	33	33
2.098% due 02/01/2034 •	79	79
2.105% due 12/01/2035 •	164	164
2.116% due 09/01/2035 •	30	30
2.120% due 10/01/2035 •	8	8
2.125% due 01/01/2033 - 04/01/2035 •	33	33
2.144% due 11/01/2033 •	18	18
2.150% due 01/01/2034 •	1	1
2.155% due 03/01/2034 •	11	11
2.171% due 03/01/2034 •	70	70
2.172% due 05/01/2037 •	172	172
2.178% due 04/01/2040 •	123	127
2.190% due 04/01/2033 •	5	5
2.205% due 08/01/2033 - 06/01/2036 •	14	14
2.223% due 07/01/2035 •	10	10
2.225% due 12/01/2035 •	182	182
2.250% due 05/01/2032 - 05/01/2033 •	53	54
2.256% due 03/01/2033 •	64	64
2.280% due 04/01/2035 - 07/01/2037 •	35	37
2.287% due 11/01/2031 •	16	16
2.297% due 02/01/2034 •	34	34
2.300% due 03/01/2035 - 01/01/2036 •	74	77
2.302% due 01/01/2036 •	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.309% due 02/01/2035 •	$8	$8
2.315% due 08/01/2037 •	305	306
2.316% due 01/01/2033 •	3	3
2.328% due 03/01/2033 - 02/01/2035 •	13	14
2.330% due 10/01/2033 - 05/01/2036 •	79	79
2.335% due 04/01/2035 •	11	11
2.342% due 10/01/2033 •	8	8
2.345% due 06/01/2034 •	82	82
2.375% due 06/01/2034 •	3	3
2.383% due 06/01/2030 •	1	1
2.386% due 03/01/2033 •	14	14
2.390% due 07/01/2026 •	61	61
2.393% due 09/01/2035 •	62	62
2.400% due 11/01/2032 - 01/01/2033 •	10	10
2.423% due 11/01/2034 •	5	5
2.471% due 08/01/2033 •	30	30
2.493% due 09/01/2029 •	32	32
2.500% due 11/01/2026 •	28	28
2.605% due 04/01/2033 •	86	86
2.633% due 12/01/2030 •	1	1
2.646% due 07/01/2029 •	6	6
2.669% due 10/01/2035 •	39	39
2.721% due 09/01/2035 •	52	55
2.943% due 05/01/2036 •	26	28
2.967% due 03/01/2030 •	66	66
3.122% due 08/25/2042 ~	13	14
3.172% due 05/01/2036 •	44	46
3.516% due 09/01/2037 •	153	147
3.649% due 03/01/2035 •	33	33
3.855% due 12/01/2025	110	113
3.961% due 05/01/2036 •	17	18
4.060% due 03/01/2030	431	458
4.766% due 08/01/2026	411	433
4.969% due 12/25/2042 ~	76	77
6.000% due 02/25/2044 - 08/25/2044	22	24
6.151% due 09/01/2024 •	100	101
6.250% due 05/25/2042	16	18
6.500% due 11/25/2023 - 01/25/2044	232	253
7.000% due 02/25/2023 - 02/25/2044	21	21
7.500% due 05/25/2042	17	19
8.000% due 08/25/2022 - 10/01/2026	9	9

Fannie Mae, TBA
3.000% due 06/01/2040	2,700	2,632

Freddie Mac
0.697% due 03/15/2036 •	2	2
0.717% due 08/25/2031 •	231	226
0.737% due 09/25/2031 •	134	133
0.747% due 02/15/2029 ~	4	4
0.747% due 03/15/2029 •	20	20
0.791% due 03/15/2023 ~	4	4
0.797% due 07/15/2026 - 01/15/2033 •	62	62
0.807% due 06/25/2029 •	50	49
0.847% due 03/15/2024 - 08/15/2029 •	31	31
0.857% due 05/25/2043 •	758	756
0.897% due 05/15/2023 - 01/15/2032 •	30	31
0.947% due 08/15/2029 - 03/15/2032 •	50	50
0.997% due 08/15/2022 - 12/15/2031 •	37	37
1.155% due 09/01/2037 •	212	212
1.304% due 02/25/2045 •	125	127
1.341% due 10/25/2044 •	297	303
1.475% due 01/01/2030 •	17	17
1.541% due 07/25/2044 •	1,418	1,457
1.706% due 12/01/2035 •	10	11
1.761% due 04/01/2036 •	99	100
1.771% due 03/01/2035 •	10	11
1.853% due 11/01/2024 •	8	8
1.915% due 08/01/2035 •	90	90
1.955% due 12/01/2036 •	19	19

152	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.975% due 08/01/2033 •	$6	$6
1.981% due 08/01/2035 •	25	26
1.990% due 09/01/2036 •	186	186
2.000% due 09/01/2034 - 07/01/2035 •	120	120
2.011% due 05/01/2035 •	77	77
2.021% due 09/01/2035 •	4	4
2.034% due 02/01/2037 •	3	3
2.050% due 07/01/2035 •	1	1
2.090% due 09/01/2035 •	1	1
2.114% due 01/01/2036 •	2	2
2.120% due 06/01/2035 •	4	4
2.125% due 11/01/2029 •	12	12
2.141% due 01/01/2035 •	2	2
2.151% due 10/01/2027 •	4	4
2.155% due 03/01/2036 •	119	120
2.165% due 11/01/2034 •	128	128
2.182% due 07/01/2037 •	75	75
2.184% due 01/01/2037 •	3	3
2.198% due 03/01/2036 •	66	69
2.200% due 07/01/2033 •	6	6
2.230% due 11/01/2036 •	244	244
2.235% due 02/01/2036 •	5	5
2.250% due 09/01/2035 •	12	13
2.285% due 08/01/2035 •	3	3
2.290% due 07/01/2036 •	68	68
2.306% due 11/01/2036 •	1	1
2.325% due 07/01/2033 •	1	1
2.335% due 08/01/2037 •	71	71
2.349% due 09/01/2034 •	117	117
2.350% due 11/01/2033 •	15	16
2.369% due 04/01/2034 •	43	43
2.370% due 01/01/2036 - 02/01/2036 •	17	19
2.375% due 04/01/2032 - 10/01/2034 •	70	70
2.379% due 08/01/2023 •	1	1
2.393% due 04/01/2032 •	75	75
2.397% due 03/01/2036 •	3	3
2.405% due 11/01/2036 •	2	2
2.414% due 03/01/2032 •	23	23
2.439% due 01/01/2034 •	72	72
2.460% due 02/01/2035 •	36	36
2.463% due 12/01/2034 •	2	2
2.466% due 07/15/2035 •	370	370
2.484% due 01/01/2030 •	62	62
2.493% due 09/01/2035 •	41	41
2.522% due 04/01/2034 •	2	2
2.712% due 03/01/2035 •	21	22
3.000% due 02/01/2048	2,897	2,860
3.065% due 01/01/2027 •	5	5
3.360% due 09/01/2030 •	56	56
3.959% due 04/01/2030 •	36	36
4.500% due 04/15/2032	157	164
5.500% due 10/15/2032	5	5
6.000% due 01/15/2029 - 05/01/2035	17	18
6.250% due 12/15/2023	1	1
7.000% due 10/15/2022 - 07/15/2027	11	12

Ginnie Mae
1.032% due 09/20/2067 •	7,012	7,030
1.625% (H15T1Y + 1.500%) due 07/20/2026 ~	3	3
1.625% due 09/20/2029 - 12/20/2045 •	551	562
1.750% due 10/20/2029 •	208	212
1.875% due 04/20/2033 •	24	25
2.000% (H15T1Y + 1.500%) due 02/20/2025 ~	2	2
2.000% due 01/20/2027 - 01/20/2030 •	74	75

Ginnie Mae, TBA
2.500% due 04/01/2052	1,800	1,746
3.500% due 05/01/2052 - 06/01/2052	5,200	5,202
4.000% due 04/01/2052	200	204
4.500% due 04/01/2052	15,500	16,028

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
3.000% due 08/01/2028 - 04/01/2030	$144	$146
3.500% due 11/01/2044 - 02/01/2050	2,974	3,011
4.000% due 06/01/2048 - 11/01/2048	620	636

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2052	6,900	6,406
2.500% due 04/01/2037 - 05/01/2052	1,100	1,051
3.000% due 04/01/2037 - 05/01/2052	19,900	19,830
3.500% due 06/01/2052	43,000	42,842
4.000% due 05/01/2052	29,100	29,603
4.500% due 05/01/2052	1,500	1,549

Total U.S. Government Agencies (Cost $156,482)		155,144

U.S. TREASURY OBLIGATIONS 1.5%

U.S. Treasury Bonds
3.125% due 02/15/2043 (f)(h)	4,730	5,095

U.S. Treasury Notes
1.125% due 02/29/2028	124	115

Total U.S. Treasury Obligations (Cost $5,575)		5,210

NON-AGENCY MORTGAGE-BACKED SECURITIES 36.2%

Adjustable Rate Mortgage Trust
2.586% due 03/25/2035 ~	21	21
2.666% due 11/25/2035 ^~	98	84

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	1,200	1,145

AREIT Trust
2.784% due 04/15/2037 •	399	399

Ashford Hospitality Trust
1.847% due 06/15/2035 •	400	396
2.247% due 06/15/2035 •	300	292
3.147% due 06/15/2035 •	400	388

BAMLL Commercial Mortgage Securities Trust
1.597% due 03/15/2034 ~	100	99
1.997% due 03/15/2034 •	3,170	3,128

Banc of America Commercial Mortgage Trust
3.705% due 09/15/2048	1,300	1,312

Banc of America Funding Trust
2.245% due 11/20/2035 ^~	192	177
2.731% due 05/25/2035 ~	6,111	6,240

Banc of America Mortgage Trust
2.157% due 10/25/2035 ^~	22	22
2.201% due 06/25/2034 ~	18	18
2.361% due 02/25/2034 ~	137	139
2.467% due 11/25/2033 ~	24	23
2.475% due 01/25/2034 ~	20	20
2.751% due 09/25/2033 ~	57	57
3.675% due 05/25/2033 ~	33	35

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	800	847

BCAP LLC Trust
6.500% due 02/26/2036 ~	502	511

BDS Ltd.
1.464% due 09/15/2035 •	900	890

Bear Stearns Adjustable Rate Mortgage Trust
2.090% due 01/25/2034 ~	49	48
2.481% due 10/25/2033 ~	4	4
2.482% due 01/25/2034 ~	160	163
2.500% due 02/25/2033 ~	3	3
2.512% due 04/25/2033 ~	18	19
2.533% due 02/25/2034 ~	33	33
2.686% due 02/25/2034 ~	214	212
2.774% due 01/25/2035 ~	24	24
2.838% due 02/25/2033 ~	2	2
2.865% due 07/25/2034 ~	17	17
4.564% due 01/25/2035 ~	18	18

Bear Stearns ALT-A Trust
0.777% due 02/25/2034 ~	219	211

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.797% due 08/25/2036 ^•	$4	$4
2.880% due 11/25/2036 ^~	264	167

BXMT Ltd.
1.564% due 11/15/2037 •	1,000	994

CD Mortgage Trust
3.431% due 08/15/2050	400	400

Chase Mortgage Finance Trust
2.326% due 02/25/2037 ~	242	240
2.878% due 12/25/2035 ^~	32	30
2.948% due 12/25/2035 ^~	26	25

Citigroup Commercial Mortgage Trust
3.778% due 09/10/2058	900	912

Citigroup Mortgage Loan Trust
1.257% due 08/25/2035 ^•	133	128
2.423% due 03/25/2034 ~	33	33
2.470% due 05/25/2035 •	17	17
2.480% due 11/25/2035 •	43	42

Citigroup Mortgage Loan Trust, Inc.
1.269% due 08/25/2034 ~	2	2
2.190% due 09/25/2035 •	49	51

Commercial Mortgage Trust
3.590% due 11/10/2047	1,200	1,205
4.228% due 05/10/2051	1,200	1,252

Countrywide Alternative Loan Trust
0.857% due 06/25/2037 •	845	809
1.949% due 08/25/2035 ~	1,116	1,094
2.581% due 10/25/2035 ^~	8	7

Countrywide Home Loan Mortgage Pass-Through Trust
0.807% due 08/25/2035 ^•	66	15
1.991% due 02/20/2036 ^~	21	21
2.332% due 08/25/2034 ^~	195	183
2.478% due 12/25/2033 ~	36	36
2.577% due 06/20/2035 ~	52	51
2.696% due 11/25/2034 ~	898	895
5.500% due 11/25/2035 ^	76	49

Credit Suisse First Boston Mortgage Securities Corp.
2.590% due 11/25/2032 ~	6	7
4.974% due 06/25/2032 ~	2	2

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
1.678% due 07/25/2033 ~	256	258
2.103% due 07/25/2033 ~	50	52
2.381% due 10/25/2033 ~	84	87
2.760% due 01/25/2034 ~	123	124

Credit Suisse Mortgage Capital Trust
2.691% due 03/25/2060 ~	904	888
3.023% due 08/25/2060 ~	748	734

CSAIL Commercial Mortgage Trust
3.329% due 06/15/2052	200	197

Ellington Financial Mortgage Trust
2.006% due 05/25/2065 ~	95	95

Extended Stay America Trust
1.477% due 07/15/2038 •	3,876	3,835

First Horizon Alternative Mortgage Securities Trust
2.156% due 07/25/2035 ~	98	76
2.371% due 08/25/2034 ~	77	80

First Horizon Mortgage Pass-Through Trust
0.636% due 02/25/2035 •	208	207
0.727% due 02/25/2035 •	27	25

FWD Securitization Trust
2.240% due 01/25/2050 ~	246	243

GCAT Trust
1.091% due 05/25/2066 ~	7,141	6,789
1.348% due 05/25/2066 ~	736	702
1.503% due 05/25/2066 ~	736	702

GMAC Mortgage Corp. Loan Trust
2.855% due 11/19/2035 ~	64	64

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	2,100	2,090
3.924% due 10/10/2032	1,700	1,696

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~	3,653	3,556

GSR Mortgage Loan Trust
0.807% due 01/25/2034 •	69	68
2.170% due 06/25/2034 ~	20	19

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	153

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.336% due 06/25/2034 ~	$7	$7
2.866% due 08/25/2034 ~	29	29
2.880% due 03/25/2033 •	3	3
2.910% due 09/25/2035 ~	2,471	2,499
2.946% due 05/25/2035 ~	49	46
2.988% due 09/25/2034 ~	1,639	1,674
6.000% due 03/25/2032	3	3

HarborView Mortgage Loan Trust
0.829% due 02/19/2046 •	466	422
0.889% due 05/19/2035 •	22	21

Impac CMB Trust
1.097% due 08/25/2035 •	593	575

IndyMac Adjustable Rate Mortgage Trust
1.544% due 01/25/2032 ~	10	10

IndyMac INDX Mortgage Loan Trust
0.837% due 09/25/2046 •	265	249
1.237% due 05/25/2034 •	26	24

InTown Hotel Portfolio Trust
1.497% due 01/15/2033 •	600	598
1.847% due 01/15/2033 •	300	299
2.047% due 01/15/2033 •	400	398
2.847% due 01/15/2033 •	1,000	996

JP Morgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	20	11

JP Morgan Chase Commercial Mortgage Securities Trust
1.247% due 12/15/2036 •	500	495

JP Morgan Mortgage Trust
1.844% due 11/25/2033 ~	7	7
2.270% due 11/25/2033 ~	8	8
2.314% due 07/25/2035 ~	6	6
2.391% due 07/25/2035 ~	131	128
2.585% due 04/25/2035 ~	14	14
2.685% due 11/25/2035 ^~	84	80
2.721% due 09/25/2034 ~	1	1
2.723% due 07/25/2035 ~	141	141
3.246% due 10/25/2035 ~	152	145

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	3,314	3,169
2.734% due 01/25/2060 þ	705	701

MASTR Adjustable Rate Mortgages Trust
1.640% due 12/25/2033 ~	17	17
1.921% due 02/25/2034 ~	159	148
2.276% due 08/25/2034 ~	263	261
2.333% due 01/25/2036 ~	38	38
2.500% due 09/25/2033 ~	103	107
2.737% due 07/25/2034 ~	466	440
2.759% due 11/21/2034 ~	35	36
3.025% due 01/25/2034 ~	8	8
3.476% due 08/25/2034 ~	211	210

Merrill Lynch Mortgage Investors Trust
1.077% due 08/25/2028 •	411	407
1.117% due 06/25/2028 •	74	71
1.646% due 03/25/2028 •	57	56
1.960% due 04/25/2035 ~	192	186
2.464% due 09/25/2033 ~	5	5
2.813% due 02/25/2035 ~	55	55
3.190% due 02/25/2034 ~	19	18

MFA Trust
1.014% due 01/26/2065 ~	1,103	1,081
1.324% due 01/26/2065 ~	394	386
1.479% due 03/25/2065 ~	350	343
1.632% due 01/26/2065 ~	394	386

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~	840	832

Morgan Stanley Bank of America Merrill Lynch Trust
3.732% due 05/15/2048	700	706

Morgan Stanley Capital Trust
2.041% due 07/15/2053	8,200	7,420
2.428% due 04/05/2042 ~	1,800	1,668

Morgan Stanley Mortgage Loan Trust
0.777% due 01/25/2035 •	751	743

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	3,427	3,356
2.750% due 11/25/2059 ~	4,179	4,109
3.500% due 10/25/2059 ~	112	112

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Mortgage Trust
1.670% due 08/25/2061 þ	$3,442	$3,291

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.422% due 10/25/2035 ~	21	18

Pepper Residential Securities Trust
1.368% due 11/18/2060 •	208	208
1.449% due 06/20/2060 •	377	377

PFP Ltd.
1.481% due 04/14/2037 •	114	114

PRET LLC
1.843% due 09/25/2051 þ	3,588	3,437

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ	5,313	5,083

Prime Mortgage Trust
0.857% due 02/25/2034 •	14	14
6.000% due 02/25/2034	6	6

RBSSP Resecuritization Trust
0.827% due 08/26/2045 •	22	22

RCO Mortgage LLC
1.868% due 05/26/2026 þ	1,094	1,066

Ready Capital Mortgage Financing LLC
2.607% due 02/25/2035 •	655	655

Residential Asset Mortgage Products Trust
7.500% due 12/25/2031	19	19

Residential Funding Mortgage Securities, Inc. Trust
4.750% due 02/25/2036 ^~	63	57
6.500% due 03/25/2032	7	7

RESIMAC Bastille Trust
1.219% due 09/05/2057 •	117	117

RESIMAC Premier
1.339% due 02/07/2052 •	582	583

Sequoia Mortgage Trust
0.666% due 05/20/2034 •	258	258
1.209% due 04/20/2033 •	15	14
1.249% due 10/20/2027 •	47	47
1.274% due 03/20/2035 •	121	116
1.566% due 07/20/2034 ~	16	16

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~	387	379
1.439% due 11/25/2055 ~	194	190
1.486% due 04/25/2065 ~	314	310
1.593% due 11/25/2055 ~	194	190

Structured Adjustable Rate Mortgage Loan Trust
0.697% due 03/25/2035 •	75	69
0.757% due 09/25/2034 •	95	90
2.543% due 09/25/2034 ~	45	45

Structured Asset Mortgage Investments Trust
1.129% due 11/19/2033 ~	17	17
1.129% due 05/19/2035 •	109	105
1.149% due 02/19/2035 •	1,530	1,497

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.200% due 03/25/2033 ~	92	97
2.255% due 06/25/2033 ~	283	278
2.835% due 09/25/2033 ~	15	14
3.030% due 11/25/2033 ~	12	12

UBS Commercial Mortgage Trust
4.241% due 06/15/2051 ~	200	209

WaMu Mortgage Pass-Through Certificates Trust
0.997% due 12/25/2045 •	1,466	1,418
1.037% due 07/25/2045 •	3,790	3,701
1.037% due 10/25/2045 •	1,319	1,306
1.037% due 12/25/2045 •	1,131	1,113
1.141% due 08/25/2046 ~	27	27
1.257% due 01/25/2045 ~	575	570
1.341% due 11/25/2042 •	76	75
1.541% due 08/25/2042 •	6	6
1.723% due 08/25/2046 •	1,240	1,196
1.723% due 09/25/2046 •	3,195	3,176
2.494% due 10/25/2033 ~	92	92
2.709% due 08/25/2033 ~	262	257
2.849% due 10/25/2035 ^~	383	374
2.943% due 09/25/2035 ~	174	172

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
1.975% due 02/25/2033 ~	$2	$2
2.497% due 11/25/2030 ~	46	47
3.231% due 06/25/2033 ~	7	8
7.000% due 03/25/2034	28	28

Wells Fargo Commercial Mortgage Trust
1.237% due 12/13/2031 •	2,815	2,783
1.487% due 12/13/2031 •	2,335	2,295
2.232% due 12/13/2031 •	160	153
2.725% due 02/15/2053	600	573
3.311% due 06/15/2052	1,000	995
3.809% due 12/15/2048	300	304
4.023% due 03/15/2052	300	311

Wells Fargo Mortgage-Backed Securities Trust
2.619% due 08/25/2035 ~	5	5

Worldwide Plaza Trust
3.526% due 11/10/2036	1,000	983

Total Non-Agency Mortgage-Backed Securities (Cost $127,718)		125,216

ASSET-BACKED SECURITIES 43.0%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	1,253	1,251

AccessLex Institute
0.798% due 05/25/2036 •	669	650

Accredited Mortgage Loan Trust
1.327% due 01/25/2035 •	488	465

ACE Securities Corp. Home Equity Loan Trust
3.082% due 06/25/2033 ^•	17	17

Affirm Asset Securitization Trust
0.880% due 08/15/2025	2,900	2,885

Apex Credit CLO Ltd.
1.918% due 09/20/2029 ~	3,900	3,879

Apidos CLO
1.264% due 04/20/2031 •	1,500	1,495

Apres Static CLO Ltd.
1.311% due 10/15/2028 •	959	956

Ares CLO Ltd.
1.111% due 01/15/2029 •	1,231	1,223

Arivo Acceptance Auto Loan Receivables Trust
1.190% due 01/15/2027	662	650

Barings CLO Ltd.
1.054% due 01/20/2028 •	2,215	2,205

Bear Stearns Asset-Backed Securities Trust
1.457% due 11/25/2042 •	121	119
2.358% due 10/25/2036 ~	697	568

Benefit Street Partners CLO Ltd.
1.271% due 01/17/2032 •	3,000	2,977

Carrington Mortgage Loan Trust
1.261% due 04/17/2031 •	6,200	6,160
1.374% due 10/20/2029 •	1,449	1,450

Chesapeake Funding LLC
2.940% due 04/15/2031	680	681

College Avenue Student Loans LLC
1.557% due 07/25/2051 ~	580	578
1.600% due 07/25/2051	1,015	939
1.657% due 12/26/2047 •	624	619
3.280% due 12/28/2048	1,566	1,536
4.130% due 12/26/2047	858	853

Commonbond Student Loan Trust
1.980% due 08/25/2050	714	697

Countrywide Asset-Backed Certificates Trust, Inc.
0.997% due 12/25/2034 •	1,585	1,536

Credit Suisse First Boston Mortgage Securities Corp.
2.107% due 05/25/2043 •	279	279

Credit-Based Asset Servicing & Securitization LLC
6.780% due 05/25/2035 þ	423	401

Dryden Senior Loan Fund
1.497% due 01/17/2033 •	1,900	1,889

ECMC Group Student Loan Trust
1.457% due 07/25/2069 •	744	745

154	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EFS Volunteer LLC
1.108% due 10/25/2035 •	$287	$287

EquiFirst Mortgage Loan Trust
1.556% due 09/25/2033 •	58	57

Galaxy CLO Ltd.
1.211% due 10/15/2030 •	2,000	1,986

GLS Auto Receivables Issuer Trust
1.580% due 08/15/2024	121	121

GLS Auto Receivables Trust
4.170% due 04/15/2024	1,028	1,035

HERA Commercial Mortgage Ltd.
1.518% due 02/18/2038 •	500	495

Home Equity Asset Trust
1.057% due 11/25/2032 •	8	7

Home Equity Mortgage Loan Asset-Backed Trust
1.237% due 10/25/2035 ~	1,600	1,530

HSI Asset Securitization Corp. Trust
0.557% due 10/25/2036 •	6	3

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
6.372% due 05/25/2033 ~	453	442

KKR CLO Ltd.
1.181% due 07/18/2030 •	1,000	999

LCCM Trust
1.847% due 11/15/2038 •	3,800	3,764

LCM LP
1.294% due 10/20/2027 •	431	430

Long Beach Mortgage Loan Trust
1.017% due 10/25/2034 •	736	708
1.157% due 03/25/2032 •	16	16
1.312% due 07/25/2034 •	221	215

Madison Park Funding Ltd.
1.244% due 04/20/2032 •	1,500	1,479

Merrill Lynch Mortgage Investors Trust
1.477% due 07/25/2035 •	182	182

Morgan Stanley ABS Capital, Inc. Trust
1.102% due 09/25/2035 •	1,901	1,899

Morgan Stanley Dean Witter Capital, Inc. Trust
1.807% due 02/25/2033 •	75	75

Mountain View CLO LLC
1.331% due 10/16/2029 •	1,364	1,364

Nassau Ltd.
1.391% due 10/15/2029 •	1,759	1,760

Nationstar NIM Ltd.
8.000% due 06/25/2037	24	0

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069	1,004	972
1.297% due 11/15/2068 •	184	183
1.690% due 05/15/2069	2,483	2,418
3.010% due 12/15/2059	1,559	1,540
3.130% due 02/15/2068	480	477
3.190% due 02/18/2042	97	97
3.520% due 06/16/2042	51	52

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Student Loan Trust
1.257% due 07/26/2066 •	$2,925	$2,915
4.000% due 12/15/2059	2,484	2,508

Nelnet Student Loan Trust
1.420% due 04/20/2062	2,833	2,652

Neuberger Berman CLO Ltd.
1.294% due 04/20/2031 •	1,500	1,491

NovaStar Mortgage Funding Trust
1.197% due 02/25/2034 •	1,963	1,929

Octagon Investment Partners Ltd.
1.395% due 02/14/2031 •	4,300	4,257

OZLM Ltd.
1.404% due 01/20/2031 •	2,400	2,389

Pagaya AI Debt Selection Trust
1.530% due 08/15/2029	2,146	2,098

Palmer Square CLO Ltd.
1.248% due 10/17/2031 •	2,700	2,659

Palmer Square Loan Funding Ltd.
1.280% due 02/20/2028 •	317	317

PRET LLC
2.487% due 10/25/2051 þ	3,732	3,620

Renaissance Home Equity Loan Trust
1.157% due 08/25/2032 •	10	9
1.557% due 09/25/2037 •	3,409	1,811

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031	618	368

Residential Asset Securities Corp. Trust
0.717% due 07/25/2036 •	3,561	3,545

SLM Private Credit Student Loan Trust
1.096% due 12/15/2039 ~	253	242
1.116% due 06/15/2039 •	3,492	3,362
1.156% due 06/15/2039 •	1,612	1,556

SMB Private Education Loan Trust
1.290% due 07/15/2053	1,667	1,587
1.307% due 09/15/2054 •	3,026	3,002
1.600% due 09/15/2054	1,200	1,150
2.230% due 09/15/2037	507	490
2.840% due 06/15/2037	501	495
2.880% due 09/15/2034	171	170

SoFi Professional Loan Program LLC
1.657% due 06/25/2033 •	406	407
2.340% due 04/25/2033	590	590
2.490% due 01/25/2036	62	62
2.630% due 07/25/2040	902	902
2.650% due 09/25/2040	946	945
2.740% due 05/25/2040	620	621

Sound Point CLO Ltd.
1.159% due 01/23/2029 •	939	940
1.234% due 10/20/2030 •	2,000	1,984
1.238% due 07/25/2030 •	1,600	1,602

Soundview Home Loan Trust
1.757% due 11/25/2033 •	24	24

Starwood Commercial Mortgage Trust
1.499% due 07/15/2038 •	2,455	2,447

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Trust
1.457% due 05/25/2058 •	$7,710	$7,718
1.457% due 10/25/2059 •	265	265
1.636% due 04/25/2060 ~	5,420	5,159
2.710% due 01/25/2060 ~	5,118	5,014
2.750% due 06/25/2057 ~	563	560
2.900% due 10/25/2059 ~	6,564	6,456
3.658% due 03/25/2058 ~	1,585	1,583

TruPS Financials Note Securitization Ltd.
2.498% due 09/20/2039 •	2,718	2,569

Upstart Securitization Trust
1.310% due 11/20/2031	1,638	1,567
2.322% due 04/22/2030	4	4

Westlake Automobile Receivables Trust
0.930% due 02/15/2024	323	323

Total Asset-Backed Securities (Cost $152,896)		148,660

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (d) 0.1%
		442

U.S. TREASURY CASH MANAGEMENT BILLS 0.7%
0.495% due 06/21/2022 (b)(c)(h)	2,397	2,395

Total Short-Term Instruments (Cost $2,837)		2,837

Total Investments in Securities (Cost $446,901)		437,434

	SHARES
INVESTMENTS IN AFFILIATES 10.7%

SHORT-TERM INSTRUMENTS 10.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.7%

PIMCO Short-Term Floating NAV Portfolio III	3,823,759	37,129

Total Short-Term Instruments (Cost $37,133)		37,129

Total Investments in Affiliates (Cost $37,133)		37,129

Total Investments 137.2% (Cost $484,034)		$474,563

Financial Derivative Instruments (e)(g) (0.3)% (Cost or Premiums, net $945)		(1,140)

Other Assets and Liabilities, net (36.9)%		(127,466)

Net Assets 100.0%		$345,957

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is not accruing income as of the date of this report.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	155

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$442	U.S. Treasury Bills 0.000% due 08/04/2022	$(451)	$442	$442

Total Repurchase Agreements						$(451)	$442	$442

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.1)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2052	$18,900	$(18,320)	$(17,547)

Total Short Sales (5.1)%				$(18,320)	$(17,547)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$442	$0	$0	$442	$(451)	$(9)

Total Borrowings and Other Financing Transactions	$442	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2022 Futures	$120.000	05/20/2022	5	$5	$(3)	$(2)
Call - CBOT U.S. Treasury 10-Year Note June 2022 Futures	125.000	05/20/2022	5	5	(3)	(2)

Total Written Options					$(6)	$(4)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2022	45	$	5,529	$(158)	$11	$0
U.S. Treasury 30-Year Bond June Futures	06/2022	60		9,004	(275)	38	0

Total Futures Contracts					$(433)	$49	$0

156	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.573%	Annual	02/28/2027	$500	$(1)	$(14)	$(15)	$0	$0
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027	800	(2)	(9)	(11)	0	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	10/04/2027	1,190	0	(6)	(6)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029	7,100	(17)	(216)	(233)	8	0
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029	600	(2)	(8)	(10)	1	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	920	(37)	(35)	(72)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Annual	02/08/2032	400	(2)	(14)	(16)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.770	Annual	02/14/2032	400	(1)	(10)	(11)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032	400	(1)	(12)	(13)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032	100	0	(3)	(3)	0	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	2,590	(216)	0	(216)	9	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	840	(32)	(36)	(68)	3	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	1,760	(81)	18	(63)	6	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	880	(39)	5	(34)	3	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	8,000	701	(269)	432	0	(71)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022	4,500	52	(64)	(12)	0	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	01/26/2024	800	(1)	(18)	(19)	0	0
Pay(1)	3-Month USD-LIBOR	1.700	Semi-Annual	03/06/2024	1,700	(2)	(22)	(24)	0	0
Receive	3-Month USD-LIBOR	0.928	Semi-Annual	05/06/2026	900	(1)	55	54	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026	25,300	(899)	258	(641)	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026	200	(4)	15	11	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	23,400	1,030	(321)	709	0	(2)
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	01/04/2027	1,100	(2)	(51)	(53)	0	0
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/11/2027	7,100	(15)	(271)	(286)	3	0
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/12/2027	400	(1)	(15)	(16)	0	0
Pay	3-Month USD-LIBOR	1.425	Semi-Annual	01/18/2027	800	(2)	(36)	(38)	1	0
Pay	3-Month USD-LIBOR	1.418	Semi-Annual	01/20/2027	400	(1)	(18)	(19)	0	0
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	02/16/2027	700	(2)	(27)	(29)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	2,900	201	(70)	131	0	(1)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	38,245	1,607	2,635	4,242	0	(94)
Pay	3-Month USD-LIBOR	1.265	Semi-Annual	09/28/2028	600	(1)	(42)	(43)	0	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028	2,948	58	(222)	(164)	3	0
Receive	3-Month USD-LIBOR	1.379	Semi-Annual	12/22/2028	600	(1)	39	38	0	(1)
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029	200	0	(11)	(11)	0	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029	400	(1)	(19)	(20)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029	1,900	(3)	51	48	0	(3)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029	1,400	43	45	88	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030	6,300	(75)	363	288	0	(12)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030	3,800	(67)	177	110	0	(8)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030	1,800	(2)	57	55	0	(3)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030	24,580	926	1,128	2,054	0	(92)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	706	3	75	78	0	(2)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	500	(45)	(23)	(68)	1	0
Receive	3-Month USD-LIBOR	1.405	Semi-Annual	09/07/2031	800	(4)	72	68	0	(3)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	10/05/2031	500	(1)	(35)	(36)	2	0
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/15/2031	500	(1)	(33)	(34)	2	0
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/22/2031	300	(1)	(20)	(21)	1	0
Pay	3-Month USD-LIBOR	1.545	Semi-Annual	10/26/2031	300	(1)	(20)	(21)	1	0
Pay	3-Month USD-LIBOR	1.735	Semi-Annual	01/12/2032	300	(1)	(16)	(17)	1	0
Pay	3-Month USD-LIBOR	1.655	Semi-Annual	01/24/2032	400	(1)	(25)	(26)	2	0
Pay	3-Month USD-LIBOR	1.768	Semi-Annual	02/02/2032	300	(1)	(15)	(16)	1	0
Receive	3-Month USD-LIBOR	1.988	Semi-Annual	02/09/2032	200	1	6	7	0	(1)
Receive	3-Month USD-LIBOR	2.008	Semi-Annual	02/09/2032	300	1	9	10	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	100	(1)	7	6	0	(1)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	300	(1)	43	42	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	700	(4)	84	80	0	(6)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	300	(1)	43	42	0	(2)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050	7,500	(32)	513	481	0	(63)
Pay	3-Month USD-LIBOR	1.524	Semi-Annual	01/19/2051	3,100	(25)	(481)	(506)	25	0
Receive	3-Month USD-LIBOR	1.967	Semi-Annual	06/23/2051	2,000	(15)	145	130	0	(17)
Receive	3-Month USD-LIBOR	1.968	Semi-Annual	06/23/2051	6,000	(45)	435	390	0	(50)
Pay	3-Month USD-LIBOR	1.815	Semi-Annual	01/24/2052	100	(1)	(9)	(10)	1	0
Pay	3-Month USD-LIBOR	1.867	Semi-Annual	01/26/2052	100	(1)	(8)	(9)	1	0

Total Swap Agreements						$2,930	$3,754	$6,684	$80	$(438)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	157

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$49	$80	$129		$(4)	$0	$(438)	$(442)

(f)

Securities with an aggregate market value of $2,759 and cash of $2,479 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	$98.406	04/06/2022	1,000	$8	$56
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.488	04/06/2022	1,000	8	57

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.852	04/06/2022	100	1	4
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.078	04/06/2022	1,000	7	36
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.586	04/06/2022	200	2	8
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.844	04/06/2022	1,000	6	30
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.867	05/05/2022	500	4	12
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.984	05/05/2022	1,000	8	25
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.484	05/05/2022	500	4	15

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.320	04/06/2022	1,000	8	55
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.523	04/06/2022	1,000	9	57
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.766	04/06/2022	500	3	15
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	200	1	6
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.922	05/05/2022	500	5	12
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.539	05/05/2022	500	4	15

Total Purchased Options					$78	$403

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.170%	04/13/2022	700	$(2)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.620	04/13/2022	700	(2)	(21)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.283	04/20/2022	600	(2)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.783	04/20/2022	600	(2)	(14)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.288	04/28/2022	600	(2)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.788	04/28/2022	600	(2)	(14)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.755	09/30/2022	800	(5)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.955	09/30/2022	800	(5)	(5)

DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550	06/15/2022	1,200	(5)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	06/15/2022	1,200	(5)	(14)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	26,900	(54)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	26,900	(54)	(444)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.905	06/24/2022	800	(4)	(3)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.605	06/24/2022	800	(4)	(4)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	04/19/2022	500	(1)	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.185	04/19/2022	500	(1)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.417	04/01/2022	1,600	(8)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.817	04/01/2022	1,600	(8)	(43)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.472	04/04/2022	800	(4)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.872	04/04/2022	800	(4)	(17)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.670	06/16/2022	900	(4)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.370	06/16/2022	900	(4)	(8)

							$ (182)	$(598)

158	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	$96.125	04/06/2022	300	$(1)	$(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.406	04/06/2022	1,000	(5)	(36)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.063	04/06/2022	1,000	(4)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.125	04/06/2022	500	(2)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.508	04/06/2022	1,000	(4)	(31)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.359	05/05/2022	1,000	(4)	(20)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.406	04/06/2022	1,000	(5)	(46)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.488	04/06/2022	1,000	(5)	(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.906	04/06/2022	1,000	(6)	(51)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.988	04/06/2022	1,000	(6)	(52)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.852	04/06/2022	100	0	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.078	04/06/2022	1,000	(4)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.352	04/06/2022	100	(1)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.453	04/06/2022	1,000	(4)	(30)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.547	04/06/2022	200	(1)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.578	04/06/2022	1,000	(6)	(31)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.586	04/06/2022	200	(1)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.086	04/06/2022	200	(1)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.844	04/06/2022	1,000	(3)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.344	04/06/2022	1,000	(4)	(25)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	500	(2)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	100	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.867	05/05/2022	500	(2)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	100	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.984	05/05/2022	1,000	(5)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	100	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.367	05/05/2022	500	(3)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.484	05/05/2022	1,500	(9)	(32)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.984	05/05/2022	500	(3)	(13)

SAL	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.320	04/06/2022	1,000	(5)	(45)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.523	04/06/2022	1,000	(5)	(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.820	04/06/2022	1,000	(6)	(50)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.023	04/06/2022	1,000	(6)	(52)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.625	04/06/2022	2,500	(9)	(55)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	500	(2)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.344	04/06/2022	100	0	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.391	04/06/2022	100	0	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	200	(1)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.484	04/06/2022	500	(2)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.531	04/06/2022	500	(2)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.188	04/06/2022	500	(2)	(19)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.344	05/05/2022	500	(3)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.344	05/05/2022	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.523	05/05/2022	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.766	04/06/2022	500	(2)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.875	04/06/2022	200	(1)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.266	04/06/2022	500	(2)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.375	04/06/2022	200	(1)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	100	0	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	600	(3)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.922	05/05/2022	500	(3)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.422	05/05/2022	500	(3)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.539	05/05/2022	600	(3)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.594	05/05/2022	500	(2)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.039	05/05/2022	500	(3)	(13)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	600	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.000	05/05/2022	100	0	0

					$(172)	$(1,016)

Total Written Options					$(354)	$(1,614)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	159

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	6,768	$(126)	$132	$6	$0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		22,501	(647)	732	85	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		200	(1)	1	0	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		2,425	(41)	43	2	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		36,050	(647)	864	217	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		282	2	(2)	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		3,150	(183)	201	18	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		100	(4)	5	1	0

MYC	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1,241	(24)	25	1	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,100	(24)	43	19	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		2,400	11	0	11	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		9,000	(19)	37	18	0

							$(1,703)	$2,081	$378	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	3-Month USD-LIBOR	2.900%	Annual	10/04/2027	$3,400	$0	$6	$6	$0

Total Swap Agreements							$(1,703)	$2,087	$384	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$91	$91	$0	$(136)	$0	$(136)	$(45)	$0	$(45)
CBK	0	0	0	0	0	(58)	0	(58)	(58)	0	(58)
DUB	0	0	0	0	0	(15)	0	(15)	(15)	0	(15)
FBF	0	0	2	2	0	0	0	0	2	0	2
GLM	0	0	0	0	0	(515)	0	(515)	(515)	579	64
GSC	0	113	0	113	0	(196)	0	(196)	(83)	0	(83)
GST	0	0	236	236	0	0	0	0	236	(260)	(24)
JPM	0	130	0	130	0	(255)	0	(255)	(125)	0	(125)
MYC	0	0	7	7	0	(10)	0	(10)	(3)	(59)	(62)
SAL	0	160	48	208	0	(429)	0	(429)	(221)	262	41

Total Over the Counter	$0	$403	$384	$787	$0	$(1,614)	$0	$(1,614)

(h)

Securities with an aggregate market value of $840 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

160	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$49	$49
Swap Agreements	0	0	0	0	80	80

	$0	$0	$0	$0	$129	$129

Over the counter
Purchased Options	$0	$0	$0	$0	$403	$403
Swap Agreements	0	378	0	0	6	384

	$0	$378	$0	$0	$409	$787

	$0	$378	$0	$0	$538	$916

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Swap Agreements	0	0	0	0	438	438

	$0	$0	$0	$0	$442	$442

Over the counter
Written Options	$0	$0	$0	$0	$1,614	$1,614

	$0	$0	$0	$0	$2,056	$2,056

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	(2,382)	(2,382)
Swap Agreements	0	0	0	0	(2,434)	(2,434)

	$0	$0	$0	$0	$(4,814)	$(4,814)

Over the counter
Purchased Options	$0	$0	$0	$0	$69	$69
Written Options	0	0	0	0	595	595
Swap Agreements	0	587	0	0	0	587

	$0	$587	$0	$0	$664	$1,251

	$0	$587	$0	$0	$(4,150)	$(3,563)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	1,059	1,059
Swap Agreements	0	0	0	0	7,098	7,098

	$0	$0	$0	$0	$8,159	$8,159

Over the counter
Purchased Options	$0	$0	$0	$0	$325	$325
Written Options	0	0	0	0	(1,227)	(1,227)
Swap Agreements	0	(483)	0	0	6	(477)

	$0	$(483)	$0	$0	$(896)	$(1,379)

	$0	$(483)	$0	$0	$7,263	$6,780

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	161

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)	March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$11	$0	$11
Industrials	0	356	0	356
U.S. Government Agencies	0	155,144	0	155,144
U.S. Treasury Obligations	0	5,210	0	5,210
Non-Agency Mortgage-Backed Securities	0	125,216	0	125,216
Asset-Backed Securities	0	148,660	0	148,660
Short-Term Instruments
Repurchase Agreements	0	442	0	442
U.S. Treasury Cash Management Bills	0	2,395	0	2,395

	$0	$437,434	$0	$437,434

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$37,129	$0	$0	$37,129

Total Investments	$37,129	$437,434	$0	$474,563

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(17,547)	$0	$(17,547)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	129	0	129
Over the counter	0	787	0	787

	$0	$916	$0	$916

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(442)	0	(442)
Over the counter	0	(1,614)	0	(1,614)

	$0	$(2,056)	$0	$(2,056)

Total Financial Derivative Instruments	$0	$(1,140)	$0	$(1,140)

Totals	$37,129	$418,747	$0	$455,876

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

162	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio II	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.3%

CORPORATE BONDS & NOTES 21.3%

BANKING & FINANCE 14.2%

ABN AMRO Bank NV
1.048% (US0003M + 0.800%) due 07/19/2022 ~	$6,000	$6,012

AerCap Ireland Capital DAC
4.500% due 09/15/2023	19,600	19,758
4.625% due 07/01/2022	1,800	1,810

American Express Co.
0.927% (US0003M + 0.610%) due 08/01/2022 ~	1,850	1,850
1.100% (US0003M + 0.620%) due 05/20/2022 ~	7,700	7,702
2.500% due 08/01/2022	14,700	14,752
2.750% due 05/20/2022	10,400	10,408

American Honda Finance Corp.
1.506% (US0003M + 0.540%) due 06/27/2022 ~	7,100	7,114

Athene Global Funding
2.192% (US0003M + 1.230%) due 07/01/2022 ~	15,500	15,528

Bank of America Corp.
2.881% due 04/24/2023 •	590	590
3.004% due 12/20/2023 •	12,000	12,035

Bank of Nova Scotia
2.450% due 09/19/2022	2,400	2,413

Barclays Bank PLC
1.700% due 05/12/2022	1,700	1,701

BlackRock, Inc.
3.375% due 06/01/2022	2,100	2,107

Canadian Imperial Bank of Commerce
0.612% (SOFRRATE + 0.340%) due 06/22/2023 ~	22,500	22,427
1.072% (SOFRRATE + 0.800%) due 03/17/2023 ~	4,099	4,108

Citigroup, Inc.
1.209% (US0003M + 0.950%) due 07/24/2023 ~	2,500	2,504
1.218% (US0003M + 0.960%) due 04/25/2022 ~	57,900	57,905
2.750% due 04/25/2022	15,700	15,707

Cooperatieve Rabobank UA
0.711% (US0003M + 0.480%) due 01/10/2023 ~	900	901
1.826% (US0003M + 0.860%) due 09/26/2023 ~	6,040	6,086
3.875% due 09/26/2023	4,170	4,243

Credit Agricole SA
1.279% (US0003M + 1.020%) due 04/24/2023 ~	3,200	3,217

Credit Suisse AG
0.548% (SOFRRATE + 0.390%) due 02/02/2024 ~	4,500	4,466
0.556% (SOFRINDX + 0.380%) due 08/09/2023 ~	33,300	33,188

Daiwa Securities Group, Inc.
3.129% due 04/19/2022	5,526	5,530

DBS Group Holdings Ltd.
0.878% (US0003M + 0.620%) due 07/25/2022 ~	36,600	36,646

Dexia Credit Local SA
3.250% due 09/26/2023	2,000	2,026

DNB Bank ASA
1.124% (US0003M + 0.620%) due 12/02/2022 ~	38,400	38,533
2.150% due 12/02/2022	30,000	30,072

European Bank for Reconstruction & Development
0.387% (US0003M + 0.010%) due 05/11/2022 ~	8,000	7,999
0.454% (SOFRRATE + 0.260%) due 08/19/2022 ~	21,800	21,813

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

European Investment Bank
0.348% (US0003M + 0.100%) due 01/19/2023 ~	$26,000	$26,011
0.392% due 01/30/2023 •	120,685	120,845
0.529% (SOFRRATE + 0.290%) due 06/10/2022 ~	116,073	116,111
2.625% due 05/20/2022	42,000	42,106

Fidelity National Financial, Inc.
5.500% due 09/01/2022	8,600	8,725

FMS Wertmanagement
0.250% due 10/26/2022	11,000	10,986
0.625% due 04/08/2022	13,000	13,000

General Motors Financial Co., Inc.
2.306% (US0003M + 1.310%) due 06/30/2022 ~	2,200	2,205
3.150% due 06/30/2022	31,735	31,816
3.450% due 04/10/2022	36,511	36,524
3.550% due 07/08/2022	27,602	27,746

Goldman Sachs Group, Inc.
1.214% (US0003M + 0.750%) due 02/23/2023 ~	42,000	42,086
1.217% due 12/06/2023	1,200	1,172
1.259% (US0003M + 1.000%) due 07/24/2023 ~	7,000	7,006
2.905% due 07/24/2023 •	7,200	7,209

Hana Bank
1.067% (US0003M + 0.800%) due 07/26/2023 ~	6,000	6,031
1.603% (US0003M + 0.800%) due 03/13/2023 ~	800	803
1.667% (US0003M + 0.700%) due 10/02/2022 ~	16,200	16,231
1.678% (US0003M + 0.875%) due 09/14/2022 ~	4,700	4,712

HSBC Holdings PLC
3.033% due 11/22/2023 •	3,000	3,008

Inter-American Development Bank
0.311% (US0003M + 0.070%) due 07/15/2022 ~	5,350	5,350
0.513% (SOFRRATE + 0.260%) due 09/16/2022 ~	90,500	90,566

International Bank for Reconstruction & Development
0.231% due 01/13/2023 •	126,700	126,720

International Finance Corp.
0.361% due 06/30/2023 •	24,000	23,985

International Lease Finance Corp.
5.875% due 08/15/2022	17,300	17,515

Jackson National Life Global Funding
0.696% (SOFRRATE + 0.600%) due 01/06/2023 ~	8,300	8,305
1.696% (US0003M + 0.730%) due 06/27/2022 ~	3,900	3,904

John Deere Capital Corp.
1.293% (US0003M + 0.490%) due 06/13/2022 ~	7,300	7,303

JPMorgan Chase & Co.
1.158% (US0003M + 0.900%) due 04/25/2023 ~	9,500	9,503

Kookmin Bank
1.653% (US0003M + 0.950%) due 06/09/2022 ~	3,800	3,804

KSA Sukuk Ltd.
2.894% due 04/20/2022	14,250	14,258

Landeskreditbank Baden-Wuerttemberg Foerderbank
0.625% due 04/08/2022	27,000	27,000

Lloyds Bank PLC
2.250% due 08/14/2022	900	902

MET Tower Global Funding
0.668% due 01/17/2023 •	12,100	12,101

Metropolitan Life Global Funding I
0.592% (SOFRRATE + 0.350%) due 09/08/2022 ~	12,700	12,710

Mitsubishi UFJ Financial Group, Inc.
1.048% (US0003M + 0.790%) due 07/25/2022 ~	49,394	49,475

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.127% (US0003M + 0.860%) due 07/26/2023 ~	$7,800	$7,840
1.244% (US0003M + 0.740%) due 03/02/2023 ~	2,732	2,738
2.623% due 07/18/2022	4,100	4,117
2.665% due 07/25/2022	35,400	35,546
3.455% due 03/02/2023	12,700	12,839
3.761% due 07/26/2023	6,000	6,094

Mizuho Financial Group, Inc.
1.081% (US0003M + 0.840%) due 07/16/2023 ~	34,231	34,274
1.373% (US0003M + 0.790%) due 03/05/2023 ~	14,800	14,854
1.625% (US0003M + 0.880%) due 09/11/2022 ~	77,300	77,489
1.653% (US0003M + 0.850%) due 09/13/2023 ~	5,500	5,511
2.721% due 07/16/2023 •	10,718	10,729

Morgan Stanley
1.659% (US0003M + 1.400%) due 10/24/2023 ~	73,710	74,124
2.750% due 05/19/2022	2,700	2,705

MUFG Union Bank NA
0.963% (SOFRRATE + 0.710%) due 12/09/2022 ~	16,350	16,382

Nationwide Building Society
2.000% due 01/27/2023	7,300	7,289

Natwest Group PLC
1.976% (US0003M + 1.470%) due 05/15/2023 ~	5,500	5,506

NatWest Markets PLC
1.932% (US0003M + 1.400%) due 09/29/2022 ~	25,000	25,082

New York Life Global Funding
0.678% (US0003M + 0.440%) due 07/12/2022 ~	20,400	20,417
1.223% (US0003M + 0.520%) due 06/10/2022 ~	1,600	1,600

Nissan Motor Acceptance Co. LLC
1.656% due 09/28/2022 •	600	599
2.650% due 07/13/2022	100	100

ORIX Corp.
2.900% due 07/18/2022	30,750	30,871

Royal Bank of Canada
0.592% (SOFRRATE + 0.450%) due 10/26/2023 ~	4,600	4,588
0.769% (US0003M + 0.470%) due 04/29/2022 ~	26,500	26,501
1.900% due 09/23/2022	4,000	4,011

Skandinaviska Enskilda Banken AB
0.843% (US0003M + 0.320%) due 09/01/2023 ~	13,800	13,789
1.448% (US0003M + 0.645%) due 12/12/2022 ~	15,300	15,335

Standard Chartered PLC
1.365% (SOFRRATE + 1.250%) due 10/14/2023 ~	62,400	62,609

Sumitomo Mitsui Financial Group, Inc.
0.981% (US0003M + 0.740%) due 10/18/2022 ~	600	601
0.981% (US0003M + 0.740%) due 01/17/2023 ~	4,381	4,393
1.018% (US0003M + 0.780%) due 07/12/2022 ~	48,400	48,468
2.778% due 10/18/2022	1,000	1,006
2.784% due 07/12/2022	13,000	13,055
3.102% due 01/17/2023	6,000	6,053

Suncorp-Metway Ltd.
2.800% due 05/04/2022	10,900	10,915

Synchrony Bank
3.000% due 06/15/2022	2,400	2,404

Synchrony Financial
2.850% due 07/25/2022	2,200	2,206

Toronto-Dominion Bank
0.591% (SOFRRATE + 0.355%) due 03/04/2024 ~	3,300	3,283
0.627% (SOFRRATE + 0.480%) due 01/27/2023 ~	14,400	14,404

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	163

Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Motor Credit Corp.
0.433% (SOFRRATE + 0.330%) due 01/11/2024 ~	$21,600	$21,525
0.455% (SOFRRATE + 0.340%) due 10/14/2022 ~	1,000	1,000
0.570% (SOFRRATE + 0.300%) due 06/13/2022 ~	23,600	23,592
0.620% due 06/13/2023 •	13,000	12,977
0.869% due 05/17/2022 •	4,600	4,603
1.090% (US0003M + 0.480%) due 09/08/2022 ~	3,500	3,498

UBS AG
0.544% (SOFRRATE + 0.320%) due 06/01/2023 ~	38,100	37,984

UBS Group AG
1.456% (US0003M + 0.950%) due 08/15/2023 ~	23,000	23,038
1.700% due 05/23/2023 •	31,206	31,244

Visa, Inc.
2.150% due 09/15/2022	1,800	1,806

Wells Fargo & Co.
1.529% (US0003M + 1.230%) due 10/31/2023 ~	30,000	30,141

Woori Bank
1.185% (US0003M + 0.870%) due 02/01/2023 ~	600	602

		2,161,222

INDUSTRIALS 4.3%

7-Eleven, Inc.
0.625% due 02/10/2023	3,500	3,447

ABB Finance USA, Inc.
2.875% due 05/08/2022	820	820

AbbVie, Inc.
1.130% (US0003M + 0.650%) due 11/21/2022 ~	3,482	3,491
2.300% due 11/21/2022	4,595	4,612
2.800% due 03/15/2023	430	432
2.900% due 11/06/2022	41,557	41,837
3.200% due 11/06/2022	28,723	28,937
3.250% due 10/01/2022	1,670	1,676

Anthem, Inc.
0.450% due 03/15/2023	7,900	7,774

AstraZeneca PLC
0.300% due 05/26/2023	19,200	18,798
1.323% (US0003M + 0.620%) due 06/10/2022 ~	3,203	3,203

BAT Capital Corp.
1.386% (US0003M + 0.880%) due 08/15/2022 ~	2,497	2,500

Bayer U.S. Finance LLC
2.200% due 07/15/2022	1,300	1,300

BMW Finance NV
1.185% (US0003M + 0.790%) due 08/12/2022 ~	12,200	12,220
2.250% due 08/12/2022	28,000	28,066

BMW U.S. Capital LLC
0.768% (US0003M + 0.530%) due 04/14/2022 ~	12,300	12,301
0.856% (US0003M + 0.640%) due 04/06/2022 ~	14,585	14,585
2.950% due 04/14/2022	1,300	1,301

Boeing Co.
1.167% due 02/04/2023	33,802	33,548
2.700% due 05/01/2022	37,626	37,669

BP Capital Markets America, Inc.
1.578% (US0003M + 0.650%) due 09/19/2022 ~	2,000	2,001

Bristol-Myers Squibb Co.
0.839% (US0003M + 0.380%) due 05/16/2022 ~	61,900	61,906
2.600% due 05/16/2022	2,000	2,002

Burlington Northern Santa Fe LLC
3.000% due 03/15/2023	1,000	1,008

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canadian Natural Resources Ltd.
2.950% due 01/15/2023	$23,100	$23,221

Charter Communications Operating LLC
4.464% due 07/23/2022	57,301	57,515

CVS Health Corp.
3.500% due 07/20/2022	1,000	1,003

Daimler Finance North America LLC
2.550% due 08/15/2022	8,600	8,632

eBay, Inc.
1.169% (US0003M + 0.870%) due 01/30/2023 ~	1,800	1,804

ERAC USA Finance LLC
3.300% due 10/15/2022	25,100	25,313

Fiserv, Inc.
3.500% due 10/01/2022	3,600	3,615

General Mills, Inc.
6.410% due 10/15/2022	1,100	1,125

Gilead Sciences, Inc.
0.750% due 09/29/2023	3,574	3,492

HP, Inc.
4.050% due 09/15/2022	3,500	3,537

Hyundai Capital America
0.800% due 04/03/2023	2,000	1,963
0.800% due 01/08/2024	2,000	1,910
2.375% due 02/10/2023	7,900	7,878
3.100% due 04/05/2022	11,188	11,188
5.750% due 04/06/2023	1,875	1,928

Kinder Morgan, Inc.
1.519% (US0003M + 1.280%) due 01/15/2023 ~	7,200	7,243

Mitsubishi Corp.
2.625% due 07/14/2022	1,500	1,504

Mondelez International Holdings Netherlands BV
2.125% due 09/19/2022	1,500	1,502

PayPal Holdings, Inc.
2.200% due 09/26/2022	2,100	2,107

Pernod Ricard SA
4.250% due 07/15/2022	400	403

Phillips 66
0.900% due 02/15/2024	7,800	7,553

Reckitt Benckiser Treasury Services PLC
1.514% (US0003M + 0.560%) due 06/24/2022 ~	26,600	26,630
2.375% due 06/24/2022	38,280	38,349

Siemens Financieringsmaatschappij NV
0.400% due 03/11/2023	11,000	10,839

Southern Co.
0.549% (SOFRRATE + 0.370%) due 05/10/2023 ~	33,800	33,711

Suntory Holdings Ltd.
2.550% due 06/28/2022	480	481

Time Warner Entertainment Co. LP
8.375% due 03/15/2023	7,500	7,900

TWDC Enterprises 18 Corp.
2.125% due 09/13/2022	7,779	7,806

Union Pacific Corp.
3.500% due 06/08/2023	500	507

Volkswagen Group of America Finance LLC
2.900% due 05/13/2022	10,000	10,013

Walgreen Co.
3.100% due 09/15/2022	3,200	3,226

Walt Disney Co.
0.913% (US0003M + 0.390%) due 09/01/2022 ~	10,000	10,005

		649,337

UTILITIES 2.8%

AT&T, Inc.
1.285% (US0003M + 0.890%) due 02/15/2023 ~	8,000	8,034
3.000% due 06/30/2022	900	901

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atmos Energy Corp.
0.625% due 03/09/2023	$20,900	$20,600

Duke Energy Corp.
0.501% (SOFRRATE + 0.250%) due 06/10/2023 ~	18,000	17,949

Florida Power & Light Co.
0.488% (SOFRINDX + 0.380%) due 01/12/2024 ~	52,700	52,432

National Rural Utilities Cooperative Finance Corp.
2.700% due 02/15/2023	1,700	1,709

NextEra Energy Capital Holdings, Inc.
0.561% (SOFRINDX + 0.400%) due 11/03/2023 ~	17,000	16,934
0.650% due 03/01/2023	16,200	15,974
0.750% (US0003M + 0.270%) due 02/22/2023 ~	54,700	54,520

Pacific Gas & Electric Co.
1.750% due 06/16/2022	107,395	107,284

Southern California Edison Co.
0.605% (SOFRINDX + 0.350%) due 06/13/2022 ~	60,970	60,958
0.702% (SOFRRATE + 0.470%) due 12/02/2022 ~	68,200	68,216

		425,511

Total Corporate Bonds & Notes (Cost $3,243,450)		3,236,070

U.S. GOVERNMENT AGENCIES 4.2%

Fannie Mae
0.500% due 05/06/2022 •	35,000	35,008

Federal Farm Credit Banks Funding Corp.
0.360% due 11/16/2022 •	42,000	42,010

Federal Home Loan Bank
0.285% due 02/08/2023 - 03/15/2023 •	560,000	560,005

Total U.S. Government Agencies (Cost $637,001)		637,023

SOVEREIGN ISSUES 3.2%

Abu Dhabi Government International Bond
2.500% due 10/11/2022	1,700	1,709

Export Development Canada
2.000% due 05/17/2022	42,000	42,054

Export-Import Bank of Korea
1.009% (US0003M + 0.800%) due 07/05/2022 ~	10,700	10,716
1.228% (US0003M + 0.925%) due 11/01/2022 ~	7,150	7,179
1.279% (US0003M + 0.775%) due 06/01/2023 ~	8,700	8,748
1.468% (US0003M + 1.200%) due 04/27/2023 ~	4,000	4,041
1.491% (US0003M + 0.525%) due 06/25/2022 ~	3,000	3,005

Industrial Bank of Korea
0.709% (US0003M + 0.450%) due 10/23/2022 ~	24,000	24,071

Japan Bank for International Cooperation
2.375% due 11/16/2022	6,000	6,030

Japan Finance Organization for Municipalities
2.000% due 04/21/2022	8,100	8,105

Kommunekredit
2.500% due 04/14/2022	7,000	7,003

Kommuninvest Sverige AB
0.125% due 07/20/2022	54,200	54,043

Korea Development Bank
0.838% (US0003M + 0.350%) due 02/18/2023 ~	9,600	9,611
0.941% (US0003M + 0.725%) due 07/06/2022 ~	16,300	16,322
1.078% (US0003M + 0.800%) due 10/30/2022 ~	2,000	2,007

164	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.442% (US0003M + 0.475%) due 10/01/2022 ~	$3,000	$3,007
1.691% (US0003M + 1.450%) due 04/16/2023 ~	3,500	3,545

Nederlandse Waterschapsbank NV
1.875% due 04/14/2022	103,870	103,911

Province of Alberta
2.200% due 07/26/2022	25,366	25,438

SFIL SA
2.625% due 04/25/2022	14,000	14,017

Svensk Exportkredit AB
0.250% due 10/05/2022	70,000	69,644
1.265% (SOFRINDX + 1.000%) due 12/19/2022 ~	56,000	56,355
2.000% due 08/30/2022	5,000	5,021

Total Sovereign Issues (Cost $486,035)		485,582

SHORT-TERM INSTRUMENTS 71.6%

CERTIFICATES OF DEPOSIT 0.5%

Barclays Bank PLC
1.050% due 02/01/2023	53,000	52,571

Sumitomo Mitsui Banking Corp.
0.460% (SOFRRATE + 0.170%) due 09/06/2022 ~	19,900	19,881

		72,452

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 1.8%

AT&T, Inc.
0.800% due 07/12/2022	$65,300	$65,040
0.950% due 04/18/2022	71,900	71,873

Dominion Resources, Inc.
0.870% due 04/26/2022	10,500	10,493

Duke Energy Corp.
0.750% due 04/26/2022	5,500	5,497

Nissan Motor Acceptance Co. LLC
0.900% due 04/01/2022	18,400	18,400

Rogers Communications, Inc.
1.500% due 05/24/2022	10,000	9,984

Ventas Realty LP
0.930% due 04/19/2022	7,000	6,997

VW Credit Canada, Inc.
0.950% due 04/27/2022	25,900	25,883

VW Credit, Inc.
1.180% due 05/23/2022	53,400	53,317

		267,484

REPURCHASE AGREEMENTS (c) 20.5%
		3,116,841

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.0%

Dell Equipment Finance Trust
0.182% due 09/22/2022	$5,724	$5,719

U.S. TREASURY BILLS 35.0%
0.304% due 04/07/2022 - 08/11/2022 (a)(b)	5,322,600	5,318,687

U.S. TREASURY CASH MANAGEMENT BILLS 13.8%
0.363% due 05/17/2022 - 07/26/2022 (a)(b)(d)	2,102,390	2,100,789

Total Short-Term Instruments (Cost $10,883,171)		10,881,972

Total Investments in Securities (Cost $15,249,657)		15,240,647

Total Investments 100.3% (Cost $15,249,657)		$15,240,647

Other Assets and Liabilities, net (0.3)%		(44,087)

Net Assets 100.0%		$15,196,560

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	0.200%	03/31/2022	04/01/2022		$306,200	U.S. Treasury Notes 2.625% - 2.750% due 02/15/2024 - 02/15/2029	$(312,377)	$306,200	$306,202
JPS	0.060	08/18/2021	TBD	(2)	351,704	U.S. Treasury Bonds 1.375% - 3.000% due 11/15/2040 - 11/15/2044	(315,351)	351,704	351,836
	0.060	12/07/2021	TBD	(2)	266,437	U.S. Treasury Bonds 3.000% due 08/15/2046	(234,781)	266,437	266,489
MBC	0.270	03/25/2022	04/01/2022		125,000	U.S. Treasury Bonds 1.375% due 08/15/2050	(13,905)	125,000	125,007
						U.S. Treasury Inflation Protected Securities 0.125% - 0.500% due 04/15/2024 - 07/15/2026	(36,371)
						U.S. Treasury Notes 0.500% - 1.750% due 05/15/2023 - 11/15/2030	(76,937)
	0.270	03/30/2022	04/06/2022		200,000	U.S. Treasury Bills 0.000% due 05/19/2022	(99,967)	200,000	200,003
						U.S. Treasury Inflation Protected Securities 0.125% - 0.625% due 04/15/2023 - 07/15/2031	(105,830)
	0.280	03/31/2022	04/07/2022		200,000	U.S. Treasury Floating Rate Note 0.641% due 10/31/2023	(27,109)	200,000	200,001
						U.S. Treasury Inflation Protected Securities 0.125% - 3.875% due 07/15/2023 - 04/15/2029	(146,952)
						U.S. Treasury Notes 1.250% due 08/15/2031	(31,880)
MSR	0.220	03/31/2022	04/01/2022		1,229,900	U.S. Treasury Floating Rate Note 0.591% - 0.661% due 10/31/2022 - 01/31/2024	(391,845)	1,229,900	1,229,907
						U.S. Treasury Notes 2.750% due 08/31/2023 - 11/15/2023	(862,912)
SGY	0.280	03/31/2022	04/01/2022		350,000	U.S. Treasury Notes 1.000% due 07/31/2028	(356,702)	350,000	350,003

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	165

Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio II	(Cont.)	March 31, 2022

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
TDM	0.280%	03/31/2022	04/01/2022	$87,600	U.S. Treasury Bonds 1.875% - 2.250% due 02/15/2041 - 05/15/2041	$(59,357)	$87,600	$87,601
					U.S. Treasury Notes 1.375% due 08/31/2026	(30,585)

Total Repurchase Agreements						$(3,102,861)	$3,116,841	$3,117,049

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
DEU	$306,202	$0	$0	$306,202	$(312,377)	$(6,175)
JPS	618,325	0	0	618,325	(638,279)	(19,954)
MBC	525,011	0	0	525,011	(536,627)	(11,616)
MSR	1,229,907	0	0	1,229,907	(1,254,757)	(24,850)
SGY	350,003	0	0	350,003	(356,702)	(6,699)
TDM	87,601	0	0	87,601	(89,942)	(2,341)

Total Borrowings and Other Financing Transactions	$3,117,049	$0	$0

(d)	Securities with an aggregate market value of $1,380 and cash of $944 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,161,222	$0	$2,161,222
Industrials	0	649,337	0	649,337
Utilities	0	425,511	0	425,511
U.S. Government Agencies	0	637,023	0	637,023
Sovereign Issues	0	485,582	0	485,582
Short-Term Instruments
Certificates of Deposit	0	72,452	0	72,452
Commercial Paper	0	267,484	0	267,484

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Repurchase Agreements	$0	$3,116,841	$0	$3,116,841
Short-Term Notes	0	5,719	0	5,719
U.S. Treasury Bills	0	5,318,687	0	5,318,687
U.S. Treasury Cash Management Bills	0	2,100,789	0	2,100,789

Total Investments	$0	$15,240,647	$0	$15,240,647

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

166	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO U.S. Government and Short-Term Investments Portfolio	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.3%

U.S. GOVERNMENT AGENCIES 4.1%

Fannie Mae
0.247% due 12/25/2036 •	$132	$131
0.317% due 03/25/2036 •	55	55
0.427% due 06/25/2033 •	86	84
0.527% due 11/25/2032 •	0	1
0.543% due 03/25/2032 •	206	206
0.577% due 03/25/2034 •	69	69
0.677% due 07/25/2032 •	165	162
0.807% due 05/25/2042 •	101	101
1.303% due 06/01/2043 •	287	293
1.304% due 02/01/2041 - 10/01/2044 •	1,088	1,112
1.357% due 04/25/2032 •	43	44
1.718% due 03/01/2035 •	155	160
1.904% due 11/01/2035 •	71	74
1.922% due 01/01/2036 •	209	216
1.938% due 11/01/2035 •	77	78
2.120% due 09/01/2031 •	1	2
2.125% due 12/01/2032 •	2	2
2.185% due 08/01/2036 •	15	15
2.192% due 05/01/2025 •	1	1
2.248% due 10/01/2032 •	4	4
2.270% due 09/01/2028 •	3	3
2.395% due 12/01/2029 •	5	5
2.396% due 12/01/2029 •	3	3
2.457% due 12/01/2029 •	1	1
2.723% due 10/01/2025 •	3	4
2.848% due 08/01/2028 •	6	6

Freddie Mac
0.000% due 03/15/2030 - 01/15/2032 (a)	21,735	17,533
0.307% due 07/25/2031 •	320	315
0.897% due 06/15/2030 - 12/15/2032 •	29	29
0.947% due 06/15/2031 •	12	12
1.097% due 02/15/2027 •	2	2
1.304% due 02/25/2045 •	270	273
1.341% due 10/25/2044 •	854	871
1.541% due 07/25/2044 •	521	535
1.979% due 06/01/2035 •	608	636
2.012% due 02/01/2024 •	1	1
2.051% due 02/01/2035 •	146	146
2.333% due 05/01/2032 •	4	4
2.350% due 02/01/2032 •	1	1
2.502% due 07/01/2029 •	3	3
2.528% due 01/01/2032 •	4	4
4.500% due 06/15/2035 - 09/15/2035	520	528
4.605% due 02/01/2025 •	1	1
5.000% due 01/15/2034	1,631	1,729
5.500% due 11/01/2038 - 10/01/2039	51	53
6.500% due 10/25/2043	395	429

Ginnie Mae
1.625% (H15T1Y + 1.500%) due 07/20/2025 - 08/20/2026 ~	86	88
1.750% (H15T1Y + 1.500%) due 10/20/2023 ~	3	3
1.875% (H15T1Y + 1.500%) due 04/20/2023 - 05/20/2024 ~	30	31
1.875% due 04/20/2027 - 04/20/2032 •	10	10
2.000% (H15T1Y + 1.500%) due 02/20/2024 - 02/20/2026 ~	11	12
2.000% due 03/20/2025 - 05/20/2030 •	255	258

Israel Government AID Bond
0.000% due 11/01/2024 (b)	39,013	36,544

Residual Funding Corp. STRIPS(b)
0.000% due 01/15/2030	18,000	14,564

Small Business Administration
1.000% (PRIME - 2.250%) due 03/25/2025 - 05/25/2025 ~	26	26

U.S. Small Business Administration
4.500% due 03/01/2023	10	10
4.760% due 09/01/2025	1,118	1,116

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.770% due 04/01/2024	$204	$206
4.930% due 01/01/2024	90	91
5.240% due 08/01/2023	55	56

Uniform Mortgage-Backed Security
4.000% due 05/01/2030 - 12/01/2041	1,069	1,107
4.500% due 04/01/2028 - 11/01/2029	147	153

Total U.S. Government Agencies (Cost $74,341)		80,212

U.S. TREASURY OBLIGATIONS 106.7%

U.S. Treasury Bonds
1.375% due 11/15/2040	37,030	30,301
1.375% due 08/15/2050 (d)	365,100	281,412
1.625% due 11/15/2050	229,500	188,351
1.750% due 08/15/2041 (d)	17,000	14,745
1.875% due 02/15/2041	117,900	105,071
1.875% due 11/15/2051 (d)	1,500	1,316
2.000% due 11/15/2041 (d)	16,700	15,116
2.750% due 11/15/2042	110,900	112,739
2.875% due 05/15/2043	140,960	146,067
3.000% due 05/15/2042 (d)	201,200	213,296
3.000% due 11/15/2044 (d)	237,300	251,751
3.125% due 02/15/2043	41,250	44,438
3.125% due 08/15/2044	45,000	48,700
3.625% due 08/15/2043	53,000	61,546
3.625% due 02/15/2044	55,000	64,025
3.750% due 11/15/2043	54,720	64,776
4.375% due 02/15/2038	78,530	99,411
4.500% due 05/15/2038	31,463	40,402

U.S. Treasury Notes
0.250% due 07/31/2025	77,900	72,232
1.875% due 08/31/2024	8,680	8,561
2.125% due 03/31/2024 (f)	4,700	4,681
2.125% due 07/31/2024 (f)	21,600	21,451
2.125% due 09/30/2024	27,200	26,978
2.125% due 11/30/2024 (f)	4,000	3,962
2.250% due 10/31/2024	49,610	49,321
2.250% due 11/15/2024	38,950	38,716
2.250% due 11/15/2025	47,400	46,927
2.375% due 02/29/2024	4,870	4,876
2.375% due 08/15/2024 (f)	4,300	4,292
2.500% due 01/31/2024	12,050	12,093
2.875% due 11/30/2023 (f)	5,010	5,063
2.875% due 05/15/2028	9,680	9,908

Total U.S. Treasury Obligations (Cost $2,289,317)		2,092,524

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.9%

Bear Stearns Adjustable Rate Mortgage Trust
2.482% due 01/25/2034 ~	103	105
2.512% due 04/25/2033 ~	17	18
2.602% due 11/25/2034 ~	275	264
2.625% due 04/25/2033 ~	19	19
2.838% due 02/25/2033 ~	9	8
2.875% due 04/25/2033 ~	2	2

Bear Stearns ALT-A Trust
0.777% due 02/25/2034 ~	781	754
2.880% due 11/25/2036 ^~	12,975	8,200
3.051% due 11/25/2036 ~	6,296	4,516

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.707% due 08/25/2035 •	154	151

Citigroup Mortgage Loan Trust
2.470% due 05/25/2035 •	85	85

Countrywide Alternative Loan Trust
0.629% due 02/20/2047 ^•	2,900	2,372
0.777% due 02/25/2047 •	268	250
0.817% due 05/25/2047 ~	1,707	1,560
0.857% due 05/25/2036 •	33	30
0.869% due 03/20/2046 ~	2,183	1,820
0.877% due 05/25/2035 •	396	379
1.017% due 12/25/2035 •	188	185
1.141% due 02/25/2036 ~	174	164
5.500% due 03/25/2036 ^	905	523

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
0.917% due 05/25/2035 •	$603	$528
1.037% due 04/25/2035 •	57	53
1.117% due 02/25/2035 •	383	379
1.137% due 02/25/2035 •	198	183
2.531% due 04/25/2035 ~	223	192
2.851% due 09/20/2036 ^~	2,305	2,193

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1

Downey Savings & Loan Association Mortgage Loan Trust
0.969% due 08/19/2045 •	194	186

GreenPoint Mortgage Funding Trust
0.897% due 06/25/2045 •	261	250

GSR Mortgage Loan Trust
2.663% due 04/25/2036 ~	1,954	1,549

HarborView Mortgage Loan Trust
0.709% due 03/19/2037 •	771	724
0.889% due 05/19/2035 •	651	622

Impac CMB Trust
1.457% due 07/25/2033 •	14	14

IndyMac INDX Mortgage Loan Trust
1.097% due 02/25/2035 •	897	863

JP Morgan Mortgage Trust
2.723% due 07/25/2035 ~	224	225
2.830% due 02/25/2036 ^~	368	315

MASTR Adjustable Rate Mortgages Trust
2.274% due 05/25/2034 ~	78	78

Merrill Lynch Mortgage Investors Trust
2.329% due 12/25/2032 •	28	27

Residential Accredit Loans, Inc. Trust
0.757% due 08/25/2035 •	531	437
1.501% due 09/25/2045 •	223	215

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	224	237

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	13	13

Sequoia Mortgage Trust
1.149% due 10/19/2026 •	140	138
1.149% due 07/20/2033 •	494	489
1.154% due 07/20/2033 •	353	338

Structured Adjustable Rate Mortgage Loan Trust
1.541% due 01/25/2035 ^•	205	189

Structured Asset Mortgage Investments Trust
0.897% due 05/25/2036 •	8,173	7,578
1.029% due 07/19/2034 •	55	54
1.149% due 03/19/2034 •	113	111

WaMu Mortgage Pass-Through Certificates Trust
0.871% due 01/25/2047 ~	435	428
0.914% due 12/25/2046 ~	973	929
0.977% due 11/25/2045 •	591	567
0.997% due 12/25/2045 ~	243	244
1.121% due 06/25/2046 •	1,288	1,283
1.141% due 02/25/2046 •	932	931
1.341% due 11/25/2042 •	171	167
1.723% due 05/25/2046 •	341	330
1.723% due 07/25/2046 ~	3,145	3,025
1.723% due 08/25/2046 •	7,927	7,649
1.723% due 09/25/2046 •	1,171	1,164
1.723% due 10/25/2046 •	439	425
1.723% due 12/25/2046 ~	596	598
2.461% due 03/25/2034 ~	38	39

Washington Mutual Mortgage Pass-Through Certificates Trust
2.638% due 05/25/2033 ~	34	35

Total Non-Agency Mortgage-Backed Securities (Cost $67,533)		57,400

ASSET-BACKED SECURITIES 0.3%

Asset-Backed Securities Corp. Home Equity Loan Trust
0.537% due 05/25/2037 •	20	15
0.917% due 06/15/2031 •	268	259

Bear Stearns Asset-Backed Securities Trust
1.117% due 10/25/2032 •	11	11

Citigroup Global Markets Mortgage Securities, Inc.
1.807% due 01/25/2032 •	117	118

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	167

Schedule of Investments	PIMCO U.S. Government and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
1.077% due 01/25/2032 •	$36	$35

Credit-Based Asset Servicing & Securitization Trust
0.527% due 01/25/2037 ^•	912	352

GE-WMC Mortgage Securities Trust
0.537% due 08/25/2036 •	43	24

GSAMP Trust
0.527% due 12/25/2036 •	428	253
0.637% due 11/25/2035 •	137	20

Home Equity Asset Trust
1.377% due 02/25/2033 •	1	1

HSI Asset Securitization Corp. Trust
0.557% due 10/25/2036 •	99	48

JP Morgan Mortgage Acquisition Trust
0.617% due 08/25/2036 ~	27	15

Lehman ABS Mortgage Loan Trust
0.547% due 06/25/2037 •	403	311

Long Beach Mortgage Loan Trust
1.017% due 10/25/2034 •	1,548	1,489

MASTR Asset-Backed Securities Trust
0.557% due 11/25/2036 •	79	32

Merrill Lynch Mortgage Investors Trust
0.697% due 02/25/2037 •	277	107

Morgan Stanley ABS Capital, Inc. Trust
0.517% due 05/25/2037 •	162	149

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley IXIS Real Estate Capital Trust
0.507% due 11/25/2036 •	$32	$14

New Century Home Equity Loan Trust
0.817% due 05/25/2036 •	274	270

Renaissance Home Equity Loan Trust
1.157% due 08/25/2032 •	2	2

Securitized Asset-Backed Receivables LLC Trust
0.577% due 12/25/2036 ^•	1,512	450
0.617% due 11/25/2036 ^•	474	173

Soundview Home Loan Trust
0.517% due 11/25/2036 •	482	183
0.537% due 06/25/2037 •	219	164

Total Asset-Backed Securities (Cost $7,565)		4,495

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (c) 0.3%
		5,758

Total Short-Term Instruments (Cost $5,758)		5,758

Total Investments in Securities (Cost $2,444,514)		2,240,389

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	19,317	$188

Total Short-Term Instruments (Cost $187)		188

Total Investments in Affiliates (Cost $187)		188

Total Investments 114.3% (Cost $2,444,701)		$2,240,577

Financial Derivative Instruments (e) (0.1)% (Cost or Premiums, net $19,995)		(1,907)

Other Assets and Liabilities, net (14.2)%		(277,573)

Net Assets 100.0%		$1,961,097

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$5,758	U.S. Treasury Bills 0.000% due 08/04/2022	$(5,873)	$5,758	$5,758

Total Repurchase Agreements						$(5,873)	$5,758	$5,758

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.320%	03/23/2022	04/13/2022	$(14,280)	$(14,281)
BSN	0.230	03/03/2022	04/06/2022	(183,844)	(183,878)
	0.230	03/31/2022	04/06/2022	(5,177)	(5,177)
DEU	0.000	03/11/2022	04/11/2022	(13,954)	(13,957)
GRE	0.320	03/29/2022	04/05/2022	(16,505)	(16,505)
	0.320	03/30/2022	04/06/2022	(9,350)	(9,350)
IND	0.300	03/31/2022	04/01/2022	(9,105)	(9,106)
JPS	0.260	03/22/2022	04/05/2022	(1,305)	(1,305)
	0.310	03/22/2022	04/05/2022	(18,254)	(18,255)
NOM	0.340	03/23/2022	04/06/2022	(10,563)	(10,564)

Total Reverse Repurchase Agreements					$(282,378)

168	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.0)%
Uniform Mortgage-Backed Security, TBA	4.000%	04/01/2052	$17,000	$(17,741)	$(17,356)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2052	3,000	(3,107)	(3,098)

Total Short Sales (1.0)%				$(20,848)	$(20,454)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(14,281)	$0	$(14,281)	$14,158	$(123)
BSN	0	(189,055)	0	(189,055)	190,332	1,277
DEU	0	(13,957)	0	(13,957)	13,820	(137)
FICC	5,758	0	0	5,758	(5,873)	(115)
GRE	0	(25,855)	0	(25,855)	25,666	(189)
IND	0	(9,106)	0	(9,106)	9,018	(88)
JPS	0	(19,560)	0	(19,560)	19,351	(209)
NOM	0	(10,564)	0	(10,564)	10,652	88

Total Borrowings and Other Financing Transactions	$5,758	$(282,378)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(9,106)	$(273,272)	$0	$0	$(282,378)

Total Borrowings	$(9,106)	$(273,272)	$0	$0	$(282,378)

Payable for reverse repurchase agreements					$(282,378)

(d)	Securities with an aggregate market value of $283,582 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(470,734) at a weighted average interest rate of 0.060%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2022	816	$93,585	$(2,506)	$3	$0
U.S. Treasury 10-Year Note June Futures	06/2022	19,354	2,378,123	(70,480)	2,268	0

				$(72,986)	$2,271	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	169

Schedule of Investments	PIMCO U.S. Government and Short-Term Investments Portfolio	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond June Futures	06/2022	2,954	$(443,285)	$13,403	$0	$(2,077)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	1,573	(278,618)	8,587	0	(1,450)

				$21,990	$0	$(3,527)

Total Futures Contracts				$(50,996)	$2,271	$(3,527)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.250%	Semi-Annual	06/20/2028	$	349,800	$19,857	$(17,730)	$2,127	$0	$(264)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		13,500	138	1,674	1,812	0	(35)
Receive	3-Month USD-LIBOR	2.606	Semi-Annual	12/21/2047		40,000	0	(2,614)	(2,614)	0	(352)

Total Swap Agreements							$19,995	$(18,670)	$1,325	$0	$(651)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,271	$0	$2,271	$0	$(3,527)	$(651)	$(4,178)

(f)

Securities with an aggregate market value of $38,313 and cash of $1,615 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,271	$2,271

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,527	$3,527
Swap Agreements	0	0	0	0	651	651

	$0	$0	$0	$0	$4,178	$4,178

170	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(104,872)	$(104,872)
Swap Agreements	0	0	0	0	(8,331)	(8,331)

	$0	$0	$0	$0	$(113,203)	$(113,203)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(28,722)	$(28,722)
Swap Agreements	0	0	0	0	25,400	25,400

	$0	$0	$0	$0	$(3,322)	$(3,322)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
U.S. Government Agencies	$0	$80,212	$0	$80,212
U.S. Treasury Obligations	0	2,092,524	0	2,092,524
Non-Agency Mortgage-Backed Securities	0	57,400	0	57,400
Asset-Backed Securities	0	4,495	0	4,495
Short-Term Instruments
Repurchase Agreements	0	5,758	0	5,758

	$0	$2,240,389	$0	$2,240,389

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$188	$0	$0	$188

Total Investments	$188	$2,240,389	$0	$2,240,577

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(20,454)	$0	$(20,454)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$2,271	$0	$2,271

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(4,178)	$0	$(4,178)

Total Financial Derivative Instruments	$0	$(1,907)	$0	$(1,907)

Totals	$188	$2,218,028	$0	$2,218,216

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	171

Consolidated Schedule of Investments	PIMCO International Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 76.0%

CANADA 1.5%

SOVEREIGN ISSUES 1.5%

Province of Quebec
6.250% due 06/01/2032	CAD	8,000	$8,138

Total Canada (Cost $6,725)			8,138

DENMARK 3.3%

CORPORATE BONDS & NOTES 3.3%

Realkredit Danmark AS
1.000% due 04/01/2022	DKK	120,000	17,847

Total Denmark (Cost $19,068)			17,847

UNITED STATES 3.9%

ASSET-BACKED SECURITIES 1.3%

Amortizing Residential Collateral Trust
1.157% due 10/25/2031 •		$123	120

Argent Securities Trust
0.637% due 07/25/2036 •		1,272	493

Asset-Backed Funding Certificates Trust
1.157% due 06/25/2034 •		281	275

Asset-Backed Securities Corp. Home Equity Loan Trust
0.537% due 05/25/2037 •		39	31

Bear Stearns Asset-Backed Securities Trust
1.117% due 10/25/2032 •		36	35

Countrywide Asset-Backed Certificates
1.197% due 05/25/2032 •		70	70

Credit Suisse First Boston Mortgage Securities Corp.
1.077% due 01/25/2032 •		55	54

Credit-Based Asset Servicing & Securitization Trust
0.517% due 11/25/2036 •		32	18
0.527% due 01/25/2037 ^•		272	105

Home Equity Asset Trust
1.057% due 11/25/2032 •		1	1

HSI Asset Securitization Corp. Trust
0.557% due 10/25/2036 •		23	11

Long Beach Mortgage Loan Trust
1.017% due 10/25/2034 •		28	27

Merrill Lynch Mortgage Investors Trust
0.617% due 09/25/2037 •		38	22

Morgan Stanley ABS Capital, Inc. Trust
0.517% due 05/25/2037 •		45	41
0.557% due 11/25/2036 •		6,156	3,726

SLM Student Loan Trust
1.758% due 04/25/2023 •		1,838	1,843

Soundview Home Loan Trust
0.517% due 11/25/2036 •		241	92

Structured Asset Securities Corp. Mortgage Loan Trust
1.731% due 04/25/2035 •		3	3

Washington Mutual Asset-Backed Certificates Trust
0.517% due 10/25/2036 ~		24	12

			6,979

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.3%

Bear Stearns ALT-A Trust
2.591% due 01/25/2036 ^~		491	489
2.694% due 08/25/2036 ^~		25	18

Citigroup Mortgage Loan Trust
2.821% due 08/25/2035 ~		11	11

Countrywide Alternative Loan Trust
0.629% due 02/20/2047 ^•		3,313	2,709
0.777% due 02/25/2047 •		70	65
0.869% due 03/20/2046 ~		275	230
0.977% due 12/25/2035 •		26	25
1.017% due 12/25/2035 •		188	185
1.017% due 02/25/2037 •		82	71
1.057% due 08/25/2035 •		228	218
1.057% due 12/25/2035 •		704	549
1.157% due 09/25/2035 •		761	721

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
0.917% due 05/25/2035 •	$95	$83
1.037% due 03/25/2035 ^•	336	290
1.037% due 04/25/2035 •	2	2
1.057% due 03/25/2035 ~	29	22
1.097% due 03/25/2035 •	1,755	1,539
1.117% due 02/25/2035 •	7	7
1.217% due 09/25/2034 •	5	5

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	3	3

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.557% due 10/25/2036 ^~	2	2

Downey Savings & Loan Association Mortgage Loan Trust
0.869% due 03/19/2045 •	180	179
0.969% due 08/19/2045 •	88	84
1.109% due 09/19/2045 •	1,078	781

GreenPoint Mortgage Funding Trust
0.917% due 06/25/2045 •	867	728

HarborView Mortgage Loan Trust
0.642% due 03/19/2036 ^•	802	793
0.929% due 06/19/2035 •	160	159
0.929% due 01/19/2036 ^•	20	20
0.949% due 01/19/2036 •	1,368	919
1.069% due 11/19/2035 •	153	131
1.109% due 09/19/2035 •	10	8
1.129% due 06/20/2035 ~	38	37

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.422% due 10/25/2035 ~	14	12

Residential Accredit Loans, Inc. Trust
0.877% due 04/25/2046 ~	119	41

Sequoia Mortgage Trust
1.149% due 10/19/2026 •	3	3
1.149% due 07/20/2033 •	427	423
1.994% due 10/20/2034 ~	134	130

Structured Asset Mortgage Investments Trust
1.029% due 07/19/2034 •	2	2

Thornburg Mortgage Securities Trust
0.997% due 03/25/2044 •	54	52

WaMu Mortgage Pass-Through Certificates Trust
0.914% due 12/25/2046 ~	73	70
1.037% due 10/25/2045 •	11	11
1.077% due 01/25/2045 •	6	6
1.097% due 01/25/2045 •	7	7
1.097% due 07/25/2045 •	6	6
1.341% due 11/25/2042 •	1	1
1.473% due 02/27/2034 •	3	3
1.541% due 08/25/2042 •	5	5
1.723% due 10/25/2046 •	20	20
1.723% due 11/25/2046 •	225	218

		12,093

U.S. GOVERNMENT AGENCIES 0.3%

Fannie Mae
0.537% due 09/25/2042 •	19	19
0.577% due 03/25/2034 •	2	2
0.607% due 08/25/2034 •	2	2
0.857% due 06/25/2029 •	1	1
1.640% due 12/01/2034 •	3	3
2.423% due 11/01/2034 •	9	10
2.633% due 12/01/2030 •	1	1
6.000% due 07/25/2044	11	11
7.000% due 09/25/2023	1	1

Freddie Mac
0.607% due 09/25/2035 •	710	707
0.737% due 09/25/2031 •	12	12
0.847% due 12/15/2031 •	1	1
1.304% due 02/25/2045 •	17	17
1.341% due 10/25/2044 •	36	37
1.541% due 07/25/2044 •	10	11
2.014% due 10/01/2036 •	11	12
6.500% due 07/15/2028	93	100

Ginnie Mae
1.625% (H15T1Y + 1.500%) due 08/20/2022 - 09/20/2025 ~	10	11
1.750% (H15T1Y + 1.500%) due 11/20/2022 - 10/20/2024 ~	11	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% (H15T1Y + 1.500%) due 04/20/2022 - 05/20/2026 ~		$14	$13
2.000% (H15T1Y + 1.500%) due 09/20/2024 - 02/20/2025 ~		26	27
2.000% due 11/20/2024 - 06/20/2030 •		188	192
6.000% due 08/20/2034		222	239

U.S. Small Business Administration
4.625% due 02/01/2025		5	5
5.090% due 10/01/2025		3	3

			1,448

Total United States (Cost $26,023)			20,520

SHORT-TERM INSTRUMENTS 67.3%

REPURCHASE AGREEMENTS (d) 13.6%
			73,231

SHORT-TERM NOTES 0.5%

Federal Home Loan Bank
0.000% due 04/01/2022 (b)(c)		$2,500	2,500

JAPAN TREASURY BILLS 8.2%
(0.093)% due 06/13/2022 (b)(c)	JPY	5,380,000	44,201

U.S. TREASURY BILLS 40.0%
0.335% due 04/14/2022 - 06/30/2022 (a)(b)(f)(h)		$215,100	214,995

U.S. TREASURY CASH MANAGEMENT BILLS 5.0%
0.342% due 05/17/2022 - 07/26/2022 (a)(b)(f)(h)		26,800	26,780

Total Short-Term Instruments (Cost $364,353)			361,707

Total Investments in Securities (Cost $416,169)			408,212

		SHARES

INVESTMENTS IN AFFILIATES 24.8%

SHORT-TERM INSTRUMENTS 24.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.8%

PIMCO Short-Term Floating NAV Portfolio III		13,718,658	133,208

Total Short-Term Instruments (Cost $135,103)			133,208

Total Investments in Affiliates (Cost $135,103)			133,208

Total Investments 100.8% (Cost $551,272)			$541,420

Financial Derivative Instruments (e)(g) (1.8)% (Cost or Premiums, net $16,300)			(9,691)

Other Assets and Liabilities, net (1.0)%			5,593

Net Assets 100.0%			$537,322

172	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$1,521	U.S. Treasury Bills 0.000% due 08/04/2022	$(1,552)	$1,521	$1,521
SGY	0.280	03/31/2022	04/01/2022	30,900	U.S. Treasury Notes 0.625% - 0.750% due 3/31/2026 - 07/31/2026	(72,484)	71,200	71,200
SSB	0.010	03/31/2022	04/01/2022	510	U.S. Treasury Notes 0.010% due 08/04/2022(2)	(520)	510	510

Total Repurchase Agreements						$(74,556)	$73,231	$73,231

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$1,521	$0	$0	$1,521	$(1,552)	$(31)
SGY	71,200	0	0	71,200	(72,484)	(1,284)
SSB	510	0	0	510	(520)	(10)

Total Borrowings and Other Financing Transactions	$73,231	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month EURIBOR June Futures	06/2022	673	$186,750	$(1)	$37	$(19)
Call Options Strike @ EUR 184.000 on Euro-Bund June 2022 Futures (1)	05/2022	482	5	(1)	0	0
Call Options Strike @ EUR 185.000 on Euro-Bund June 2022 Futures (1)	05/2022	337	4	0	0	0
Call Options Strike @ EUR 189.000 on Euro-Bund June 2022 Futures (1)	05/2022	2,351	26	(1)	0	0
Call Options Strike @ EUR 190.000 on Euro-Bund June 2022 Futures (1)	05/2022	493	5	(1)	0	0
Canada Government 10-Year Bond June Futures	06/2022	136	14,203	(537)	63	0

				$(541)	$100	$(19)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	173

Consolidated Schedule of Investments	PIMCO International Portfolio	(Cont.)

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	1,258	$	(220,801)	$3,097	$292	$(2,087)
Euro-Buxl 30-Year Bond June Futures	06/2022	234		(48,200)	2,024	52	(746)
United Kingdom Long Gilt June Futures	06/2022	125		(19,907)	278	20	(69)

					$5,399	$364	$(2,902)

Total Futures Contracts					$4,858	$464	$(2,921)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.800%	Annual	03/10/2032	GBP	60,900	$(2,387)	$(3,796)	$(6,183)	$242	$0
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/15/2032		73,300	(3,048)	(4,406)	(7,454)	293	0
Pay(2)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		9,000	(948)	(36)	(984)	38	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/10/2052		24,600	2,638	1,535	4,173	0	(278)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/15/2052		29,300	3,393	1,580	4,973	0	(332)
Receive(2)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		169,600	36,348	637	36,985	0	(1,581)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/18/2026	JPY	4,930,000	(80)	(166)	(246)	0	(74)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		18,250,000	2,926	493	3,419	0	(1,417)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		1,950,000	153	(656)	(503)	0	(350)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.538	Semi-Annual	03/15/2051		3,820,000	245	2,047	2,292	0	(1,437)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.350	Semi-Annual	03/17/2051		1,330,000	597	750	1,347	0	(489)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.570	Semi-Annual	03/19/2051		1,760,000	(225)	1,156	931	0	(665)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	12/15/2051		80,000	18	46	64	0	(31)
Pay(2)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2024	EUR	34,000	(924)	(164)	(1,088)	30	0
Pay(2)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027		74,600	(4,560)	(1,065)	(5,625)	276	0
Pay(2)	6-Month EUR-EURIBOR	0.750	Annual	06/15/2032		112,000	(4,034)	(1,696)	(5,730)	696	0
Pay(2)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		162,060	(15,343)	(2,556)	(17,899)	943	0
Receive(2)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		12,700	1,531	391	1,922	0	(127)

Total Swap Agreements							$16,300	$(5,906)	$10,394	$2,518	$(6,781)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(3)			Market Value	Variation Margin Liability(3)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,128	$2,518	$3,646	$0	$(2,921)	$(7,742)	$(10,663)

(f)	Securities with an aggregate market value of $40,955 and cash of $1,756 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.

(1)	Future styled option.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)	Unsettled variation margin asset of $664 for closed futures and unsettled variation margin liability of $(961) for closed swap agreements is outstanding at period end.

174	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	EUR	7,533		$8,404	$70	$0
	04/2022		$1,700	JPY	211,100	34	0
	04/2022		138,263	NOK	1,241,475	2,752	0
	05/2022		8,411	EUR	7,533	0	(70)
	05/2022		1,552	SEK	14,536	0	(5)

BPS	04/2022	CAD	320		$256	0	0
	04/2022	EUR	12,865		14,141	4	(95)
	04/2022	JPY	76,900		670	38	0
	04/2022		$9,318	EUR	8,428	6	0
	04/2022		3,386	GBP	2,562	0	(20)
	04/2022		2,964	JPY	364,700	32	0
	06/2022		100	SGD	136	1	0
	07/2022	MXN	4,650		$222	0	(8)

BRC	04/2022		$5,276	GBP	3,959	0	(75)

CBK	04/2022	CAD	316		$246	0	(7)
	04/2022	JPY	5,362,700		44,238	188	0

DUB	04/2022		$491	DKK	3,322	3	0
	07/2022	DKK	3,309		$491	0	(2)

HUS	04/2022	CAD	304		241	0	(2)
	04/2022	DKK	5,805		907	43	0
	04/2022	EUR	19,479		21,389	0	(160)
	04/2022	GBP	19,964		26,394	201	(33)
	04/2022		$12,372	EUR	11,225	46	0
	04/2022		16,412	GBP	12,438	28	(101)
	06/2022	JPY	5,380,000		$46,742	2,471	0
	07/2022	DKK	1,285		192	1	0

IND	04/2022		120,000		19,363	1,517	0

RBC	04/2022	JPY	1,298		11	1	0

SCX	04/2022	NOK	1,241,586		143,778	2,750	0
	04/2022		$22,745	EUR	20,224	0	(372)
	04/2022		830	GBP	619	0	(17)
	04/2022		158,208	JPY	18,209,325	0	(8,632)
	05/2022		110,436		13,396,238	0	(332)
	05/2022		143,777	NOK	1,242,061	0	(2,748)
	06/2022		138	SGD	188	0	0

TOR	04/2022	CAD	15,910		$12,545	0	(181)
	04/2022		$13,470	CAD	16,825	0	(12)
	05/2022	CAD	16,827		$13,470	12	0

Total Forward Foreign Currency Contracts						$10,198	$(12,872)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets					Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$2,856	$0	$0	$2,856	$(75)	$0	$0	$(75)	$2,781	$(6,470)	$(3,689)
BPS	81	0	0	81	(123)	0	0	(123)	(42)	(20)	(62)
BRC	0	0	0	0	(75)	0	0	(75)	(75)	0	(75)
CBK	188	0	0	188	(7)	0	0	(7)	181	(280)	(99)
DUB	3	0	0	3	(2)	0	0	(2)	1	0	1
HUS	2,790	0	0	2,790	(296)	0	0	(296)	2,494	(30)	2,464
IND	1,517	0	0	1,517	0	0	0	0	1,517	(1,450)	67
MBC	0	0	0	0	0	0	0	0	0	(2,490)	(2,490)
RBC	1	0	0	1	0	0	0	0	1	0	1
SCX	2,750	0	0	2,750	(12,101)	0	0	(12,101)	(9,351)	9,136	(215)
TOR	12	0	0	12	(193)	0	0	(193)	(181)	0	(181)

Total Over the Counter	$10,198	$0	$0	$10,198	$(12,872)	$0	$0	$(12,872)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	175

Consolidated Schedule of Investments	PIMCO International Portfolio	(Cont.)

(h)

Securities with an aggregate market value of $9,136 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,128	$1,128
Swap Agreements	0	0	0	0	2,518	2,518

	$0	$0	$0	$0	$3,646	$3,646

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,198	$0	$10,198

	$0	$0	$0	$10,198	$3,646	$13,844

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,921	$2,921
Swap Agreements	0	0	0	0	7,742	7,742

	$0	$0	$0	$0	$10,663	$10,663

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,872	$0	$12,872

	$0	$0	$0	$12,872	$10,663	$23,535

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11,738	$11,738
Swap Agreements	0	0	0	0	29,690	29,690

	$0	$0	$0	$0	$41,428	$41,428

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,793)	$0	$(5,793)

	$0	$0	$0	$(5,793)	$41,428	$35,635

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,819	$5,819
Swap Agreements	0	0	0	0	(29,895)	(29,895)

	$0	$0	$0	$0	$(24,076)	$(24,076)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,214)	$0	$(8,214)
Purchased Options	0	0	0	0	487	487
Written Options	0	0	0	0	(251)	(251)

	$0	$0	$0	$(8,214)	$236	$(7,978)

	$0	$0	$0	$(8,214)	$(23,840)	$(32,054)

176	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Canada
Sovereign Issues	$0	$8,138	$0	$8,138
Denmark
Corporate Bonds & Notes	0	17,847	0	17,847
United States
Asset-Backed Securities	0	6,979	0	6,979
Non-Agency Mortgage-Backed Securities	0	12,093	0	12,093
U.S. Government Agencies	0	1,448	0	1,448
Short-Term Instruments
Repurchase Agreements	0	73,231	0	73,231
Short-Term Notes	0	2,500	0	2,500
Japan Treasury Bills	0	44,201	0	44,201
U.S. Treasury Bills	0	214,995	0	214,995
U.S. Treasury Cash Management Bills	0	26,780	0	26,780

	$0	$408,212	$0	$408,212

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$133,208	$0	$0	$133,208

Total Investments	$133,208	$408,212	$0	$541,420

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$464	$2,518	$0	$2,982
Over the counter	0	10,198	0	10,198

	$464	$12,716	$0	$13,180

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,921)	(6,781)	0	(9,702)
Over the counter	0	(12,872)	0	(12,872)

	$(2,921)	$(19,653)	$0	$(22,574)

Total Financial Derivative Instruments	$(2,457)	$(6,937)	$0	$(9,394)

Totals	$130,751	$401,275	$0	$532,026

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	177

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.4%

CORPORATE BONDS & NOTES 44.2%

BANKING & FINANCE 26.6%

AerCap Ireland Capital DAC
4.625% due 07/01/2022		$9,600	$9,654

Air Lease Corp.
2.250% due 01/15/2023		2,700	2,702
2.750% due 01/15/2023		2,500	2,508

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		1,000	1,012

Bank of America Corp.
1.373% (US0003M + 0.790%) due 03/05/2024 ~		27,600	27,661
3.228% due 06/22/2022 (c)	CAD	10,000	8,036
3.301% due 04/24/2024 •(c)		15,700	12,616
4.100% due 07/24/2023		$3,100	3,169

Barclays PLC
1.839% (US0003M + 1.380%) due 05/16/2024 ~		16,886	16,971
1.955% (BBSW3M + 1.800%) due 06/15/2023 ~	AUD	11,500	8,709

BOC Aviation Ltd.
2.750% due 09/18/2022		$9,200	9,207

BPCE SA
1.652% due 10/06/2026 •		1,300	1,201

Brookfield Finance, Inc.
4.000% due 04/01/2024		11,430	11,607

Charles Schwab Corp.
1.297% (SOFRINDX + 1.050%) due 03/03/2027 ~		500	503

Citigroup, Inc.
1.546% (US0003M + 1.023%) due 06/01/2024 ~		59,913	60,252
1.569% (US0003M + 1.100%) due 05/17/2024 ~		2,200	2,213
1.953% (US0003M + 1.430%) due 09/01/2023 ~		300	301

CK Hutchison International Ltd.
3.250% due 04/11/2024		3,800	3,827

Cooperatieve Rabobank UA
1.980% due 12/15/2027 •		4,100	3,810

Credit Suisse Group AG
2.043% (US0003M + 1.240%) due 06/12/2024 ~		19,000	19,118

Danske Bank AS
1.171% due 12/08/2023 •		2,100	2,074
1.621% due 09/11/2026 •		7,500	6,944
1.863% (US0003M + 1.060%) due 09/12/2023 ~		8,900	8,923
5.375% due 01/12/2024		7,919	8,168

DBS Bank Ltd.
0.785% (BBSW3M + 0.630%) due 09/13/2022 ~	AUD	10,000	7,493

Deutsche Bank AG
1.475% (BBSW3M + 1.400%) due 01/30/2023 ~		600	450
3.950% due 02/27/2023		$950	960

DNB Bank ASA
1.124% (US0003M + 0.620%) due 12/02/2022 ~		1,700	1,706

GA Global Funding Trust
1.250% due 12/08/2023		7,230	6,984

General Motors Financial Co., Inc.
3.150% due 06/30/2022		3,641	3,650

General Motors Financial of Canada Ltd.
2.600% due 06/01/2022 (c)	CAD	23,000	18,433

Goldman Sachs Group, Inc.
1.259% (US0003M + 1.000%) due 07/24/2023 ~		$17,000	17,015
2.433% due 04/26/2023 •(c)	CAD	37,000	29,623
2.905% due 07/24/2023 •		$21,100	21,127

Hana Bank
1.067% (US0003M + 0.800%) due 07/26/2023 ~		5,000	5,026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
1.178% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	19,050	$14,290
1.488% (US0003M + 1.000%) due 05/18/2024 ~		$46,725	46,891
1.975% (US0003M + 1.230%) due 03/11/2025 ~		16,700	16,839
2.183% (US0003M + 1.380%) due 09/12/2026 ~		5,000	5,063

Hyundai Capital Services, Inc.
3.000% due 08/29/2022		545	547
3.750% due 03/05/2023		6,400	6,475

ING Groep NV
1.929% (SOFRINDX + 1.640%) due 03/28/2026 ~		10,000	10,060
1.962% (US0003M + 1.000%) due 10/02/2023 ~		9,975	10,037

International Lease Finance Corp.
5.875% due 08/15/2022		1,815	1,837

JPMorgan Chase & Co.
1.149% (US0003M + 0.890%) due 07/23/2024 ~		1,700	1,710
1.489% (US0003M + 1.230%) due 10/24/2023 ~		70,000	70,351

Kookmin Bank
0.994% (US0003M + 0.780%) due 04/03/2023 ~		3,000	3,015

Lloyds Bank PLC
0.974% (BBSW3M + 0.900%) due 08/12/2022 ~	AUD	1,500	1,124

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		$19,700	19,733
3.900% due 11/23/2023	AUD	500	381

Metropolitan Life Global Funding I
0.400% due 01/07/2024		$2,700	2,595
0.900% due 06/08/2023		5,000	4,914

Mitsubishi HC Capital, Inc.
2.652% due 09/19/2022		38,100	38,209

Mitsubishi UFJ Financial Group, Inc.
0.953% due 07/19/2025 •		14,300	13,566
1.127% (US0003M + 0.860%) due 07/26/2023 ~		12,600	12,664
1.244% (US0003M + 0.740%) due 03/02/2023 ~		56,900	57,026

Mitsui Fudosan Co. Ltd.
2.950% due 01/23/2023		1,000	1,003

Mizuho Financial Group, Inc.
1.128% (US0003M + 0.630%) due 05/25/2024 ~		69,599	69,612
1.220% (US0003M + 0.610%) due 09/08/2024 ~		11,800	11,794
1.226% (US0003M + 0.990%) due 07/10/2024 ~		39,300	39,482

Morgan Stanley
0.560% due 11/10/2023 •		4,700	4,647
0.731% due 04/05/2024 •		7,900	7,741
1.559% (US0003M + 1.220%) due 05/08/2024 ~		32,100	32,323
1.659% (US0003M + 1.400%) due 10/24/2023 ~		39,200	39,420

MUFG Bank Ltd.
0.695% due 09/26/2024 •	AUD	3,600	2,682

Nationwide Building Society
3.622% due 04/26/2023 •		$500	500
3.766% due 03/08/2024 •		15,000	15,089

Natwest Group PLC
1.976% (US0003M + 1.470%) due 05/15/2023 ~		80,803	80,887
2.516% (US0003M + 1.550%) due 06/25/2024 ~		180	182

Nissan Motor Acceptance Co. LLC
1.656% due 09/28/2022 •		67,025	66,898
2.600% due 09/28/2022		1,523	1,523
3.875% due 09/21/2023		4,000	4,025

Nomura Holdings, Inc.
1.851% due 07/16/2025		22,700	21,452
2.648% due 01/16/2025		9,000	8,763

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NTT Finance Corp.
0.583% due 03/01/2024		$9,165	$8,791

ORIX Corp.
2.900% due 07/18/2022		40,424	40,583

Oversea-Chinese Banking Corp. Ltd.
0.523% (BBSW3M + 0.350%) due 03/18/2024 ~(c)	AUD	2,500	1,864

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$43,426	43,712

Protective Life Global Funding
0.781% due 07/05/2024		8,000	7,598
1.082% due 06/09/2023		14,700	14,455

QNB Finance Ltd.
1.375% due 01/26/2026		8,500	7,897

Santander U.K. Group Holdings PLC
1.089% due 03/15/2025 •		7,000	6,663
3.373% due 01/05/2024 •		4,000	4,014

Santander U.K. PLC
1.625% due 02/12/2023		12,000	11,954

Societe Generale SA
0.995% due 07/15/2023 •	AUD	19,710	14,787
2.226% due 01/21/2026 •		$3,000	2,851

Sumitomo Mitsui Financial Group, Inc.
0.984% (SOFRRATE + 0.880%) due 01/14/2027 ~		22,400	22,321
1.315% (BBSW3M + 1.250%) due 10/16/2024 ~	AUD	16,800	12,679

Sumitomo Mitsui Trust Bank Ltd.
0.850% due 03/25/2024		$32,000	30,684

Synchrony Financial
2.850% due 07/25/2022		3,400	3,410

Toronto-Dominion Bank
3.226% due 07/24/2024	CAD	200	161

UBS AG
0.580% (BBSW3M + 0.500%) due 02/26/2026 ~	AUD	2,000	1,470
0.945% (BBSW3M + 0.870%) due 07/30/2025 ~		15,200	11,377

UBS Group AG
1.456% (US0003M + 0.950%) due 08/15/2023 ~		$21,200	21,235
1.456% due 08/15/2023 •		500	501
3.491% due 05/23/2023		1,200	1,202

United Overseas Bank Ltd.
0.595% (BBSW3M + 0.530%) due 07/25/2022 ~	AUD	10,300	7,713

Wells Fargo & Co.
2.094% due 04/25/2022 (c)	CAD	41,119	32,915
2.164% due 02/11/2026 •		$12,800	12,390
2.509% due 10/27/2023 (c)	CAD	29,400	23,319

Woori Bank
0.450% (BBSW3M + 0.270%) due 06/20/2022 ~	AUD	6,000	4,489

			1,440,038

INDUSTRIALS 12.5%

BAT Capital Corp.
1.386% (US0003M + 0.880%) due 08/15/2022 ~		$37,088	37,132
3.222% due 08/15/2024		3,003	3,004

Bayer U.S. Finance LLC
1.836% (US0003M + 1.010%) due 12/15/2023 ~		40,400	40,600

BMW U.S. Capital LLC
2.250% due 09/15/2023		14,500	14,438

Boeing Co.
1.433% due 02/04/2024		16,200	15,678
4.508% due 05/01/2023		75,562	76,884

Charter Communications Operating LLC
1.967% (US0003M + 1.650%) due 02/01/2024 ~		69,734	71,112
4.464% due 07/23/2022		14,213	14,266
4.908% due 07/23/2025		1,400	1,453

178	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Daimler Canada Finance, Inc.
3.050% due 05/16/2022	CAD	11,400	$9,142

Daimler Finance North America LLC
0.750% due 03/01/2024		$7,300	7,010
1.151% (US0003M + 0.840%) due 05/04/2023 ~		62,400	62,675

Delta Air Lines, Inc.
7.375% due 01/15/2026		16,600	18,046

DR Horton, Inc.
1.300% due 10/15/2026		6,000	5,462

Gilead Sciences, Inc.
1.200% due 10/01/2027		2,000	1,808

GSK Consumer Healthcare Capital U.S. LLC
3.024% due 03/24/2024		5,000	5,000

Humana, Inc.
1.350% due 02/03/2027		4,000	3,629

Hyundai Capital America
0.800% due 04/03/2023		45,000	44,173
1.150% due 11/10/2022		1,917	1,904
1.250% due 09/18/2023		108	105
2.375% due 02/10/2023		18,409	18,357
3.000% due 06/20/2022		325	326
3.100% due 04/05/2022		1,367	1,367
3.250% due 09/20/2022		273	274
5.750% due 04/06/2023		390	401

Imperial Brands Finance PLC
3.500% due 07/26/2026		9,100	8,914

Kia Corp.
3.000% due 04/25/2023		1,050	1,054

Kinder Morgan, Inc.
1.519% (US0003M + 1.280%) due 01/15/2023 ~		17,502	17,607

Kraft Heinz Foods Co.
1.186% (US0003M + 0.820%) due 08/10/2022 ~		45,266	45,225

Leidos, Inc.
2.950% due 05/15/2023		6,000	6,020

Lundin Energy Finance BV
2.000% due 07/15/2026		5,000	4,663

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		8,000	7,986

Penske Truck Leasing Canada, Inc.
2.850% due 12/07/2022 (c)	CAD	14,300	11,505

Penske Truck Leasing Co. LP
3.450% due 07/01/2024		$16,700	16,747

PepsiCo, Inc.
2.150% due 05/06/2024 (c)	CAD	1,900	1,498

Qatar Energy
1.375% due 09/12/2026		$3,900	3,646

Rogers Communications, Inc.
4.000% due 06/06/2022	CAD	3,748	3,013

SABIC Capital BV
4.000% due 10/10/2023		$5,191	5,294

Siemens Financieringsmaatschappij NV
0.650% due 03/11/2024		9,700	9,352

SK Broadband Co. Ltd.
3.875% due 08/13/2023		3,500	3,554

SK Telecom Co. Ltd.
3.750% due 04/16/2023		425	430

Thermo Fisher Scientific, Inc.
0.468% (SOFRINDX + 0.350%) due 04/18/2023 ~		24,500	24,487

TWDC Enterprises 18 Corp.
2.758% due 10/07/2024 (c)	CAD	6,500	5,158

VW Credit Canada, Inc.
2.650% due 06/27/2022 (c)		8,926	7,165
3.700% due 11/14/2022 (c)		36,468	29,497

West Nippon Expressway Co. Ltd.
0.090% due 06/20/2022	JPY	560,000	4,601

Woodside Finance Ltd.
3.700% due 09/15/2026		$5,000	5,015

			676,677

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 5.1%

AT&T, Inc.
0.911% (SOFRRATE + 0.640%) due 03/25/2024 ~		$10,500	$10,500
1.285% (US0003M + 0.890%) due 02/15/2023 ~		16,500	16,571
4.000% due 11/25/2025 (c)	CAD	10,000	8,118

Atmos Energy Corp.
0.625% due 03/09/2023		$14,700	14,489
1.023% (US0003M + 0.380%) due 03/09/2023 ~		27,900	27,868

FirstEnergy Corp.
3.350% due 07/15/2022		5,700	5,707

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022		10,000	10,017

Mississippi Power Co.
0.571% (SOFRRATE + 0.300%) due 06/28/2024 ~		14,400	14,276

NextEra Energy Capital Holdings, Inc.
1.309% (SOFRINDX + 1.020%) due 03/21/2024 ~		33,500	33,529

Pacific Gas & Electric Co.
1.750% due 06/16/2022		75,470	75,392
3.400% due 08/15/2024		1,200	1,190
3.750% due 02/15/2024		5,300	5,321
3.850% due 11/15/2023		5,300	5,329
4.250% due 08/01/2023		800	808

Southern California Edison Co.
0.910% (SOFRRATE + 0.640%) due 04/03/2023 ~		48,100	48,090

Vodafone Group PLC
1.205% (BBSW3M + 1.050%) due 12/13/2022 ~	AUD	700	525

			277,730

Total Corporate Bonds & Notes (Cost $2,408,243)			2,394,445

MUNICIPAL BONDS & NOTES 0.0%

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
0.388% (US0003M + 0.130%) due 10/25/2036 ~		$923	912

Total Municipal Bonds & Notes (Cost $910)			912

U.S. GOVERNMENT AGENCIES 21.2%

Fannie Mae
0.406% due 03/25/2048 - 06/25/2048 •		11,421	11,432
0.426% due 01/25/2045 •		4,626	4,540
0.456% due 10/25/2044 - 05/25/2058 •		53,112	53,000
0.456% due 11/25/2047		7,930	7,912
0.506% due 07/25/2044 - 09/25/2049 •		21,225	21,218
0.526% due 11/25/2046 •		2,449	2,450
0.537% due 12/25/2048 •		12,702	12,724
0.546% due 12/25/2046 •		2,042	2,045
0.556% due 07/25/2046		22,972	23,056
0.757% due 01/25/2048 •		2,043	2,040
0.857% due 09/25/2043 - 07/25/2050 •		16,247	16,278
0.875% due 12/18/2026 (e)		104,200	95,975
0.907% due 07/25/2049 - 08/25/2049 •		29,071	29,195
0.957% due 12/25/2049 - 08/25/2059 •		32,183	32,315
1.250% due 05/25/2043		8,018	7,556

Federal Home Loan Bank
0.900% due 02/26/2027 (g)		95,500	87,832
0.960% due 03/05/2026		33,500	31,442
1.010% due 07/28/2026		5,225	4,883
1.020% due 02/24/2027 (e)		100,000	92,635

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.100% due 08/20/2026 (g)		$27,800	$25,944
1.110% due 07/27/2026		5,000	4,673

Freddie Mac
0.426% due 05/15/2038 •		3,596	3,596
0.436% due 05/15/2041 •		3,599	3,606
0.446% due 06/15/2040 •		3,175	3,176
0.456% due 12/15/2036 - 09/15/2044 •		171,962	171,125
0.506% due 01/15/2037 - 01/15/2040 •		3,464	3,460
0.546% due 11/15/2042 •		1,653	1,663
0.556% due 12/15/2037		1,523	1,522
0.556% due 05/15/2038 •		2,772	2,758
0.600% due 10/20/2025		25,000	23,247
0.797% due 06/15/2035 - 12/15/2046 •		13,665	13,707
0.800% due 10/27/2026		71,200	65,446
0.827% due 06/15/2036 •		996	1,000
0.847% due 11/15/2044 - 08/15/2049 •		2,620	2,637
0.847% due 09/15/2048		4,286	4,307
1.000% due 02/25/2042 - 09/15/2044		64,107	59,557
1.500% due 12/15/2042		4,161	3,806
2.500% due 10/25/2048		2,634	2,535

Ginnie Mae
0.306% due 06/20/2066		32	31
0.450% due 06/20/2051 - 07/20/2051 •		140,848	133,876
0.576% due 06/20/2067 •		371	370
0.606% due 04/20/2061 •		847	845
0.631% due 02/20/2043 •		24,708	24,902
0.749% due 03/20/2037 •		1,241	1,240
0.759% due 04/20/2037 •		1,181	1,181
0.856% due 08/20/2067 •		1,750	1,758
0.897% due 08/20/2062 ~		2,655	2,660
0.899% due 04/20/2049		6,778	6,798
1.029% due 04/20/2067 •		3,672	3,658
1.031% due 06/20/2067 •		3,991	4,003
1.032% due 09/20/2067 •		5,895	5,910
1.047% due 07/20/2067 •		5,837	5,862
1.117% due 11/20/2067		1,029	1,025
1.149% due 04/20/2070 •		14,924	15,001
1.159% due 07/20/2049 •		1,602	1,598
2.500% due 01/20/2049 - 10/20/2049		4,649	4,547

Total U.S. Government Agencies (Cost $1,199,864)			1,151,558

U.S. TREASURY OBLIGATIONS 0.8%

U.S. Treasury Notes
0.750% due 01/31/2028		49,200	44,639

Total U.S. Treasury Obligations (Cost $48,491)			44,639

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.4%

280 Park Avenue Mortgage Trust
1.187% due 09/15/2034 •		15,000	14,941

AREIT Trust
2.784% due 04/15/2037 •		3,208	3,207

Ashford Hospitality Trust
1.297% due 04/15/2035 •		6,063	5,956

Atrium Hotel Portfolio Trust
1.347% due 06/15/2035 •		5,000	4,934

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033		2,000	2,005

Beneria Cowen & Pritzer Collateral Funding Corp.
1.196% due 06/15/2038 •		5,000	4,900

Brass PLC
1.159% due 11/16/2066 •		3,730	3,739

Bruegel DAC
0.800% due 05/22/2031	EUR	10,235	11,204

BSREP Commercial Mortgage Trust
1.347% due 08/15/2038		$4,400	4,335

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	179

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BX Commercial Mortgage Trust
1.127% due 10/15/2036 •		$18,100	$17,681
1.296% due 10/15/2036 •		37,600	36,921

BXMT Ltd.
1.564% due 11/15/2037 •		25,000	24,851

Canada Square Funding PLC
1.482% due 12/17/2056 •	GBP	27,347	36,153

Citigroup Commercial Mortgage Trust
3.024% due 09/10/2045		$13,220	13,221

Classic RMBS Trust
1.433% due 11/15/2051	CAD	11,063	8,682

Commercial Mortgage Trust
3.373% due 10/10/2048		$1,398	1,409

Credit Suisse Commercial Mortgage Trust
1.363% due 06/15/2034 •		16,183	15,902

CSAIL Commercial Mortgage Trust
3.351% due 04/15/2050		2,785	2,805

DBCG Mortgage Trust
1.097% due 06/15/2034		9,000	8,912

DROP Mortgage Trust
1.550% due 04/15/2026 •		34,200	33,882

Eurosail PLC
0.000% due 03/13/2045 •	EUR	1,774	1,950

Extended Stay America Trust
1.477% due 07/15/2038 •		$57,148	56,544

Fannie Mae
3.500% due 06/25/2048		6,704	6,693

Finsbury Square Green PLC
0.927% due 12/16/2067 •	GBP	6,433	8,371

Gosforth Funding PLC
0.948% due 08/25/2060 •		$3,524	3,525

GS Mortgage Securities Corp. Trust
3.419% due 10/10/2032		24,000	24,060

J.P. Morgan Chase Commercial Mortgage Securities Corp.
1.197% due 04/15/2038 •		8,126	8,006

JP Morgan Chase Commercial Mortgage Securities Trust
1.157% due 06/15/2038 •		9,000	8,809
3.093% due 07/05/2032		5,299	5,299

Lehman XS Trust
0.997% due 12/25/2035 •		406	396

MFA Trust
1.131% due 07/25/2060 ~		27,164	25,880
1.381% due 04/25/2065 ~		10,446	10,305

New Residential Mortgage Loan Trust
3.500% due 12/25/2057 ~		3,900	3,912

PFP Ltd.
1.481% due 04/14/2037 •		5,120	5,083

RESIMAC Bastille Trust
0.885% due 02/03/2053 •		32,936	32,772

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		1,820	1,796

Stratton Mortgage Funding PLC
0.992% due 07/20/2060	GBP	8,322	10,935

Taurus UK DAC
1.005% due 05/17/2031 •		15,784	20,577

Towd Point Mortgage Funding PLC
0.174% due 05/20/2045		19,969	26,246

Twin Bridges PLC
1.045% due 12/12/2052 •		951	1,251

UWM Mortgage Trust
1.049% due 12/25/2051 •		$12,727	12,521

VASA Trust
1.297% due 07/15/2039 •		14,500	14,211

Verus Securitization Trust
1.262% due 10/25/2063 ~		507	493

VMC Finance LLC
1.568% due 06/16/2036		8,149	8,080

Wells Fargo Commercial Mortgage Trust
1.237% due 12/13/2031 •		5,000	4,943

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo-RBS Commercial Mortgage Trust
1.001% due 08/15/2047 •		$7,348	$7,324

Total Non-Agency Mortgage-Backed Securities (Cost $579,032)			565,622

ASSET-BACKED SECURITIES 21.5%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		11,735	11,722

American Money Management Corp. CLO Ltd.
1.218% due 04/14/2029 •		395	394
1.316% due 11/10/2030 •		10,000	9,872

Apidos CLO
1.171% due 07/17/2030 •		15,000	14,984

Ares CLO Ltd.
1.291% due 01/15/2032		2,300	2,283

Ares European CLO
0.660% due 10/15/2030 •	EUR	21,279	23,354

Ares European CLO DAC
0.780% due 10/15/2031 •		16,300	17,898

ASSURANT CLO Ltd.
1.294% due 10/20/2031 •		$30,300	30,082

Atrium Corp.
1.089% due 04/22/2027 •		8,672	8,623

Benefit Street Partners CLO Ltd.
1.271% due 01/17/2032 •		4,950	4,912

Birch Grove CLO Ltd.
1.956% due 06/15/2031 •		10,000	9,959

Black Diamond CLO DAC
0.650% due 10/03/2029 •	EUR	1,584	1,744

Black Diamond CLO Ltd.
0.860% due 01/20/2032 •		1,500	1,654

Blackrock European CLO DAC
0.620% due 10/15/2031 •		33,400	36,475

BlueMountain Fuji EUR CLO DAC
0.720% due 01/15/2031 •		21,300	23,384

BMW Canada Auto Trust
0.502% due 07/20/2024	CAD	16,600	13,074

Brookside Mill CLO Ltd.
1.061% due 01/17/2028 •		$969	969

Cairn CLO DAC
0.600% due 04/30/2031 •	EUR	24,200	26,663
0.780% due 10/15/2031 •		25,800	28,216

Carlyle Euro CLO DAC
0.630% due 08/15/2030 •		499	548
0.890% due 08/15/2032 •		5,500	6,032

Carlyle Global Market Strategies Euro CLO Ltd.
0.750% due 11/15/2031 •		23,300	25,552

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •		$10,000	9,935

Carrington Mortgage Loan Trust
1.374% due 10/20/2029 •		14,042	14,047

Chesapeake Funding LLC
1.950% due 09/15/2031		4,445	4,455

CNH Capital Canada Receivables Trust
0.386% due 03/15/2024	CAD	2,469	1,974

CNH Equipment Trust
2.520% due 08/15/2024		$3,588	3,604

Commonbond Student Loan Trust
2.550% due 05/25/2041		295	295

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	20,300	22,204

Dryden Euro CLO DAC
0.860% due 05/15/2034		17,300	19,019

Dryden Senior Loan Fund
1.221% due 04/15/2028 •		$9,000	8,972
1.261% due 04/15/2029 •		1,633	1,628

ECMC Group Student Loan Trust
1.207% due 02/27/2068 •		14,850	14,592

Enterprise Fleet Financing LLC
1.780% due 12/22/2025		13,027	13,023

Ford Auto Securitization Trust
0.887% due 08/15/2024	CAD	18,345	14,587

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Credit Floorplan Master Owner Trust
2.230% due 09/15/2024		$33,900	$33,999

Gallatin CLO Ltd.
1.177% due 07/15/2031 •		18,980	18,874
1.305% due 01/21/2028 •		9,002	8,969

GMF Canada Leasing Trust
0.641% due 03/20/2024	CAD	38,000	30,254

GMF Floorplan Owner Revolving Trust
0.680% due 08/15/2025		$3,100	3,021
0.690% due 10/15/2025		3,000	2,907

GoldenTree Loan Management EUR CLO DAC
0.900% due 01/20/2032	EUR	4,700	5,158

GPMT Ltd.
1.797% due 12/15/2036 •		$3,200	3,168

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	2,763	3,056
0.640% due 10/15/2031 •		21,400	23,443
0.650% due 06/26/2030 •		18,164	19,938
0.760% due 07/15/2031 •		17,050	18,520
1.040% due 07/15/2031		250	268

HERA Commercial Mortgage Ltd.
1.518% due 02/18/2038 •		$4,000	3,957

Hertz Vehicle Financing LLC
1.210% due 12/26/2025		26,100	24,747

Jubilee CLO DAC
0.298% due 12/15/2029	EUR	6,975	7,687
0.600% due 04/15/2030 •		9,900	10,859
0.610% due 04/15/2030 •		15,300	16,786
0.650% due 04/15/2031 •		29,600	32,335

LCCM Trust
1.597% due 12/13/2038 •		$14,400	14,276

LCM LP
1.294% due 10/20/2027 •		2,738	2,728
1.334% due 04/20/2031 •		10,850	10,777

LoanCore Issuer Ltd.
1.697% due 07/15/2036 •		1,400	1,387

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	3,599	3,948

Marathon CLO Ltd.
1.350% due 11/21/2027 •		$1,418	1,420

Master Credit Card Trust
0.939% due 07/21/2024 •		10,000	10,016

MBarc Credit Canada, Inc.
0.392% due 07/17/2023	CAD	8,634	6,899
0.630% due 05/15/2024		23,000	18,157

MF1 Ltd.
2.143% due 11/15/2035 •		$26,300	26,349

MidOcean Credit CLO
1.229% due 01/29/2030 •		15,000	14,912

Mountain View CLO Ltd.
1.064% due 10/13/2027 •		1,554	1,549

MP CLO Ltd.
1.131% due 10/18/2028 •		13,488	13,421

Navient Private Education Loan Trust
1.397% due 04/15/2069 •		5,561	5,513
1.647% due 02/15/2029		1,082	1,084

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069		16,230	15,724
1.580% due 04/15/2070		11,939	11,337
1.690% due 05/15/2069		7,145	6,868

Navient Student Loan Trust
0.807% due 03/25/2067 •		6,195	6,189
0.837% due 03/25/2067 •		3,881	3,875
1.207% due 03/25/2066 •		839	839

Nelnet Student Loan Trust
1.157% due 09/27/2038 •		14,883	14,742
1.307% due 02/25/2066 •		9,158	9,149

OAK Hill European Credit Partners DAC
0.740% due 10/20/2031	EUR	18,400	20,182

Oak Hill European Credit Partners Designated Activity Co.
0.730% due 01/20/2032 •		3,700	4,079

Oscar U.S. Funding Trust LLC
2.760% due 12/10/2024		$598	598

180	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square European Loan Funding DAC
0.730% due 07/15/2031	EUR	8,200	$9,007
0.780% due 04/15/2031 •		6,000	6,631

SLC Student Loan Trust
0.936% due 03/15/2027 •		$847	845
0.946% due 06/15/2029 •		818	815

SLM Student Loan Trust
0.378% due 01/25/2027 •		1,517	1,511
0.858% due 10/25/2029 •		23,637	23,503
0.907% due 06/25/2043 •		18,891	18,666
1.107% due 06/26/2028 •		10,782	10,555
1.107% due 12/27/2038 •		10,353	10,245
1.376% due 12/15/2025 •		757	756

SMB Private Education Loan Trust
1.290% due 07/15/2053		13,632	12,979
1.497% due 07/15/2053 •		1,667	1,684
2.340% due 09/15/2034		3,652	3,604
2.430% due 02/17/2032		4,199	4,127
2.700% due 05/15/2031		4,044	4,008

SoFi Professional Loan Program LLC
1.157% due 03/26/2040 •		154	154
1.657% due 06/25/2033 •		248	248
2.360% due 12/27/2032		126	126

Sound Point CLO Ltd.
1.249% due 01/23/2029 •		753	751
1.304% due 10/20/2028 •		15,440	15,413

Structured Asset Securities Corp. Mortgage Loan Trust
1.027% due 05/25/2035 •		1,709	1,703

Symphony CLO Ltd.
1.121% due 04/15/2028 •		3,724	3,712

Telos CLO Ltd.
1.191% due 04/17/2028 •		1,302	1,304

Tikehau CLO BV
0.870% due 08/04/2034 •	EUR	4,550	4,993

Towd Point Mortgage Trust
1.057% due 02/25/2057 •		$1,282	1,278
1.636% due 04/25/2060 ~		53,552	50,973
2.710% due 01/25/2060 ~		18,300	17,928
2.900% due 10/25/2059 ~		6,867	6,755

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
1.121% due 04/15/2027 •		$6,466	$6,465
1.301% due 07/15/2031 •		7,850	7,804
1.354% due 01/20/2029 •		13,500	13,452

Voya Euro CLO DAC
0.750% due 10/15/2030 •	EUR	1,450	1,596

World Omni Select Auto Trust
0.470% due 06/17/2024		$75	75

Total Asset-Backed Securities (Cost $1,217,364)			1,164,359

SOVEREIGN ISSUES 1.1%

Aichi Prefecture
0.891% due 05/30/2022	JPY	200,000	1,645

Export-Import Bank of India
1.480% (US0003M + 1.000%) due 08/21/2022 ~		$16,705	16,751

Export-Import Bank of Korea
1.025% (BBSW3M + 0.950%) due 10/30/2023 ~	AUD	1,500	1,130

Industrial Bank of Korea
2.125% due 10/23/2024		$1,600	1,575

Japan Bank for International Cooperation
0.030% due 06/20/2022	JPY	810,000	6,654

Japan Finance Organization for Municipalities
0.852% due 06/28/2022		630,000	5,185

Japan Highway Public Corp.
2.700% due 06/20/2022		280,000	2,313

Korea Development Bank
0.500% due 10/27/2023		$1,700	1,648

Korea Expressway Corp.
0.805% (BBSW3M + 0.720%) due 09/02/2023 ~	AUD	3,000	2,250

Korea National Oil Corp.
1.116% (US0003M + 0.875%) due 07/16/2023 ~		$18,470	18,586

Total Sovereign Issues (Cost $59,650)			57,737

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.2%

COMMERCIAL PAPER 0.1%

Crown Castle International Corp.
1.450% due 05/05/2022		$7,800	$7,792

REPURCHASE AGREEMENTS (d) 0.1%
			5,654

ISRAEL TREASURY BILLS 1.0%
(0.008)% due 04/06/2022 - 12/07/2022 (a)(b)	ILS	176,700	55,338

U.S. TREASURY BILLS 1.0%
0.470% due 05/26/2022 - 06/23/2022 (a)(b)(g)(i)		$51,400	51,356

Total Short-Term Instruments (Cost $119,607)			120,140

Total Investments in Securities (Cost $5,633,161)			5,499,412

Total Investments 101.4% (Cost $5,633,161)			$5,499,412

Financial Derivative Instruments (f)(h) (0.0)% (Cost or Premiums, net $(8,435))			(1,219)

Other Assets and Liabilities, net (1.4)%			(74,798)

Net Assets 100.0%			$5,423,395

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T, Inc.	4.000%	11/25/2025	10/02/2020	$8,132	$8,118	0.15%
Bank of America Corp.	3.228	06/22/2022	10/14/2020 - 11/02/2020	7,604	8,036	0.15
Bank of America Corp.	3.301	04/24/2024	10/16/2020 - 02/09/2022	12,256	12,616	0.23
General Motors Financial of Canada Ltd.	2.600	06/01/2022	08/06/2021	18,372	18,433	0.34
Goldman Sachs Group, Inc.	2.433	04/26/2023	10/20/2020 - 10/26/2020	28,113	29,623	0.55
Oversea-Chinese Banking Corp. Ltd.	0.523	03/18/2024	11/04/2021	1,850	1,864	0.03
Penske Truck Leasing Canada, Inc.	2.850	12/07/2022	03/09/2021 - 08/06/2021	11,456	11,505	0.21
PepsiCo, Inc.	2.150	05/06/2024	10/21/2020	1,487	1,498	0.03
TWDC Enterprises 18 Corp.	2.758	10/07/2024	09/28/2020 - 11/30/2020	5,172	5,158	0.10
VW Credit Canada, Inc.	2.650	06/27/2022	10/05/2020	6,748	7,165	0.13
VW Credit Canada, Inc.	3.700	11/14/2022	12/14/2020 - 08/06/2021	29,408	29,497	0.54
Wells Fargo & Co.	2.094	04/25/2022	12/08/2020 - 03/29/2021	32,217	32,915	0.61
Wells Fargo & Co.	2.509	10/27/2023	10/15/2020 - 03/29/2021	23,633	23,319	0.43

				$186,448	$189,747	3.50%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	181

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$3,405	U.S. Treasury Bills 0.000% due 08/04/2022	$(3,473)	$3,405	$3,405
SSB	0.010	03/31/2022	04/01/2022	2,249	U.S. Treasury Notes 0.010% due 06/30/2026(2)	(2,294)	2,249	2,249

Total Repurchase Agreements						$(5,767)	$5,654	$5,654

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	0.330%	03/30/2022	04/06/2022	$(14,549)	$(14,549)
	0.360	03/31/2022	04/04/2022	(32,139)	(32,139)

Total Reverse Repurchase Agreements					$(46,688)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Treasury Obligations (1.0)%
U.S. Treasury Notes	0.750%	01/31/2028	$60,000	$(57,722)	$(54,702)

Total Short Sales (1.0)%				$(57,722)	$(54,702)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(46,688)	$0	$0	$(46,688)	$46,233	$(455)
FICC	3,405	0	0	0	3,405	(3,473)	(68)
SSB	2,249	0	0	0	2,249	(2,294)	(45)
Master Securities Forward Transaction Agreement
BCY	0	0	0	(9,846)	(9,846)	0	(9,846)
NOM	0	0	0	(9,846)	(9,846)	0	(9,846)
WFS	0	0	0	(35,010)	(35,010)	0	(35,010)

Total Borrowings and Other Financing Transactions	$5,654	$(46,688)	$0	$(54,702)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(46,688)	$0	$0	$(46,688)

Total Borrowings	$0	$(46,688)	$0	$0	$(46,688)

Payable for reverse repurchase agreements					$(46,688)

(e)	Securities with an aggregate market value of $46,233 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(133,112) at a weighted average interest rate of (0.015%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Payable for short sales includes $263 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

182	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	463	$112,422	$(1,926)	$58	$0
U.S. Treasury 2-Year Note June Futures	06/2022	7,774	1,647,481	(16,741)	1,275	0
U.S. Treasury 10-Year Note June Futures	06/2022	232	28,507	(817)	58	0

				$(19,484)	$1,391	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2022	11,870	$(1,361,341)	$35,043	$0	$(1,669)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	762	(103,227)	3,131	0	(310)

				$38,174	$0	$(1,979)

Total Futures Contracts				$18,690	$1,391	$(1,979)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-37 5-Year Index	(1.000)%	Quarterly	12/20/2026	$360,300	$(8,248)	$1,967	$(6,281)	$44	$0

INTEREST RATE SWAPS -BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$833,000	$0	$(174)	$(174)	$0	$(194)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	637,200	0	(136)	(136)	0	(148)

					$0	$(310)	$(310)	$0	$(342)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	0.809%	Annual	11/22/2024	96,900	$0	$(3,568)	$(3,568)	$15	$0
Pay	1-Day USD-SOFR Compounded-OIS	0.821	Annual	11/22/2024	663,000	0	(24,168)	(24,168)	102	0

						$0	$(27,736)	$(27,736)	$117	$0

Total Swap Agreements						$(8,248)	$(26,079)	$(34,327)	$161	$(342)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,391	$161	$1,552	$0	$(1,979)	$(342)	$(2,321)

(g)	Securities with an aggregate market value of $16,390 and cash of $8,440 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	183

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	CAD	173,646		$135,661	$0	$(3,456)
	04/2022		$105,231	CAD	131,337	0	(11)
	05/2022	CAD	131,360		$105,231	8	0

BPS	04/2022		$1,330	CAD	1,697	29	0
	05/2022	JPY	200,000		$1,909	262	0
	06/2022		2,000,000		18,164	1,680	0

CBK	04/2022	ILS	30,297		9,334	0	(161)
	06/2022		81,596		25,144	0	(474)
	08/2022		17,801		5,556	0	(47)
	11/2022		19,714		6,317	84	0
	12/2022		27,305		8,860	212	0

HUS	04/2022		$2,082	EUR	1,894	14	0
	06/2022	ILS	52		$16	0	0

MYI	04/2022	AUD	16,409		11,746	0	(541)
	04/2022		$5,878	CAD	7,418	65	0
	04/2022		437,370	EUR	392,771	0	(2,553)
	04/2022		2,885	GBP	2,198	3	0
	05/2022	EUR	392,771		$437,751	2,561	0
	06/2022	JPY	280,000		2,532	224	0

SCX	04/2022	AUD	11,278		8,159	0	(287)
	04/2022	EUR	299,203		336,496	5,264	0
	04/2022	GBP	81,091		108,833	2,308	0
	05/2022		78,893		103,854	237	0
	05/2022		$1,579	AUD	2,099	0	(6)

SSB	04/2022	CAD	38,240		$29,835	0	(801)

TOR	04/2022	AUD	99,899		71,692	0	(3,112)
	04/2022	CAD	168,546		131,415	0	(3,615)
	04/2022	EUR	95,462		107,361	1,679	0
	04/2022		$191,854	CAD	240,009	430	0
	05/2022	CAD	240,047		$191,854	0	(431)

Total Forward Foreign Currency Contracts						$15,060	$(15,495)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	98,500	$(187)	$(15)

Total Written Options						$(187)	$(15)

184	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$8	$0	$0	$8	$(3,467)	$0	$0	$(3,467)	$(3,459)	$3,512	$53
BPS	1,971	0	0	1,971	0	0	0	0	1,971	(2,230)	(259)
CBK	296	0	0	296	(682)	0	0	(682)	(386)	401	15
HUS	14	0	0	14	0	0	0	0	14	0	14
MYC	0	0	0	0	0	(15)	0	(15)	(15)	0	(15)
MYI	2,853	0	0	2,853	(3,094)	0	0	(3,094)	(241)	282	41
SCX	7,809	0	0	7,809	(293)	0	0	(293)	7,516	(4,340)	3,176
SSB	0	0	0	0	(801)	0	0	(801)	(801)	836	35
TOR	2,109	0	0	2,109	(7,158)	0	0	(7,158)	(5,049)	6,172	1,123

Total Over the Counter	$15,060	$0	$0	$15,060	$(15,495)	$(15)	$0	$(15,510)

(i)

Securities with an aggregate market value of $11,203 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,391	$1,391
Swap Agreements	0	44	0	0	117	161

	$0	$44	$0	$0	$1,508	$1,552

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,060	$0	$15,060

	$0	$44	$0	$15,060	$1,508	$16,612

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,979	$1,979
Swap Agreements	0	0	0	0	342	342

	$0	$0	$0	$0	$2,321	$2,321

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,495	$0	$15,495
Written Options	0	15	0	0	0	15

	$0	$15	$0	$15,495	$0	$15,510

	$0	$15	$0	$15,495	$2,321	$17,831

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	185

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)	March 31, 2022

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$41,756	$41,756
Swap Agreements	0	(1,766)	0	0	(5,181)	(6,947)

	$0	$(1,766)	$0	$0	$36,575	$34,809

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$60,923	$0	$60,923
Swap Agreements	0	0	0	0	(98)	(98)

	$0	$0	$0	$60,923	$(98)	$60,825

	$0	$(1,766)	$0	$60,923	$36,477	$95,634

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,596)	$(1,596)
Swap Agreements	0	1,967	0	0	(23,022)	(21,055)

	$0	$1,967	$0	$0	$(24,618)	$(22,651)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,724)	$0	$(10,724)
Written Options	0	172	0	0	0	172

	$0	$172	$0	$(10,724)	$0	$(10,552)

	$0	$2,139	$0	$(10,724)	$(24,618)	$(33,203)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,440,038	$0	$1,440,038
Industrials	0	676,677	0	676,677
Utilities	0	277,730	0	277,730
Municipal Bonds & Notes
Pennsylvania	0	912	0	912
U.S. Government Agencies	0	1,151,558	0	1,151,558
U.S. Treasury Obligations	0	44,639	0	44,639
Non-Agency Mortgage-Backed Securities	0	565,622	0	565,622
Asset-Backed Securities	0	1,164,359	0	1,164,359
Sovereign Issues	0	57,737	0	57,737
Short-Term Instruments
Commercial Paper	0	7,792	0	7,792
Repurchase Agreements	0	5,654	0	5,654
Israel Treasury Bills	0	55,338	0	55,338
U.S. Treasury Bills	0	51,356	0	51,356

Total Investments	$0	$5,499,412	$0	$5,499,412

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(54,702)	$0	$(54,702)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,552	0	1,552
Over the counter	0	15,060	0	15,060

	$0	$16,612	$0	$16,612

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,321)	0	(2,321)
Over the counter	0	(15,510)	0	(15,510)

	$0	$(17,831)	$0	$(17,831)

Total Financial Derivative Instruments	$0	$(1,219)	$0	$(1,219)

Totals	$0	$5,443,491	$0	$5,443,491

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

186	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.9%

CORPORATE BONDS & NOTES 17.8%

BANKING & FINANCE 12.3%

ABN AMRO Bank NV
1.048% (US0003M + 0.800%) due 07/19/2022 ~		$6,940	$6,954

American Express Co.
0.927% (US0003M + 0.610%) due 08/01/2022 ~		6,700	6,699
1.100% (US0003M + 0.620%) due 05/20/2022 ~		4,862	4,863
2.500% due 08/01/2022		4,100	4,115
2.750% due 05/20/2022		1,600	1,601

Athene Global Funding
2.192% (US0003M + 1.230%) due 07/01/2022 ~		11,521	11,542

Bank of America Corp.
3.004% due 12/20/2023 •		12,000	12,035
3.228% due 06/22/2022 (d)	CAD	1,100	884

Bank of Nova Scotia
2.000% due 11/15/2022		$1,000	1,002

Citigroup, Inc.
1.218% (US0003M + 0.960%) due 04/25/2022 ~		7,900	7,901
1.953% (US0003M + 1.430%) due 09/01/2023 ~		3,900	3,914
2.700% due 10/27/2022		7,500	7,543
2.750% due 04/25/2022		40,900	40,919
3.375% due 03/01/2023		1,350	1,366

Credit Agricole SA
1.279% (US0003M + 1.020%) due 04/24/2023 ~		1,845	1,855

Credit Suisse AG
0.556% (SOFRINDX + 0.380%) due 08/09/2023 ~		1,700	1,694
1.230% (BBSW3M + 1.150%) due 05/26/2023 ~	AUD	30,000	22,602

Daiwa Securities Group, Inc.
3.129% due 04/19/2022		$3,461	3,464

DBS Bank Ltd.
0.585% (BBSW3M + 0.520%) due 10/25/2022 ~	AUD	30,000	22,475
0.785% (BBSW3M + 0.630%) due 09/13/2022 ~		18,100	13,562

DNB Bank ASA
1.124% (US0003M + 0.620%) due 12/02/2022 ~		$56,000	56,193

European Bank for Reconstruction & Development
0.387% (US0003M + 0.010%) due 05/11/2022 ~		10,000	9,998
0.454% (SOFRRATE + 0.260%) due 08/19/2022 ~		34,643	34,664

European Investment Bank
0.348% (US0003M + 0.100%) due 01/19/2023 ~		32,000	32,013
0.529% (SOFRRATE + 0.290%) due 06/10/2022 ~		19,000	19,007
1.700% due 09/23/2022	CAD	2,500	2,005
2.625% due 05/20/2022		$27,000	27,068

Fidelity National Financial, Inc.
5.500% due 09/01/2022		4,700	4,768

First Republic Bank
2.500% due 06/06/2022		2,000	2,003

General Motors Financial Co., Inc.
2.306% (US0003M + 1.310%) due 06/30/2022 ~		1,215	1,218
3.150% due 06/30/2022		23,948	24,009
3.550% due 07/08/2022		29,190	29,343

Goldman Sachs Group, Inc.
1.214% (US0003M + 0.750%) due 02/23/2023 ~		56,747	56,863
2.433% due 04/26/2023 •(d)	CAD	2,000	1,601
2.905% due 07/24/2023 •		$3,400	3,404

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hana Bank
1.067% (US0003M + 0.800%) due 07/26/2023 ~		$3,900	$3,920
1.667% (US0003M + 0.700%) due 10/02/2022 ~		6,660	6,673

HSBC Holdings PLC
3.033% due 11/22/2023 •		18,500	18,552
3.600% due 05/25/2023		700	708

Hutchison Whampoa International Ltd.
3.250% due 11/08/2022		4,555	4,580

ING Groep NV
1.962% (US0003M + 1.000%) due 10/02/2023 ~		2,790	2,807

Inter-American Development Bank
0.513% (SOFRRATE + 0.260%) due 09/16/2022 ~		88,145	88,209

International Bank for Reconstruction & Development
0.231% due 01/13/2023 •		179,818	179,847
2.250% due 01/17/2023	CAD	3,400	2,735

International Finance Corp.
0.361% due 06/30/2023 •		$37,000	36,977

International Lease Finance Corp.
5.875% due 08/15/2022		2,500	2,531

Jackson National Life Global Funding
0.696% (SOFRRATE + 0.600%) due 01/06/2023 ~		6,900	6,904

John Deere Capital Corp.
1.293% (US0003M + 0.490%) due 06/13/2022 ~		10,200	10,205

JPMorgan Chase & Co.
1.158% (US0003M + 0.900%) due 04/25/2023 ~		4,787	4,788

Kookmin Bank
1.653% (US0003M + 0.950%) due 06/09/2022 ~		9,120	9,130

Kreditanstalt fuer Wiederaufbau
1.750% due 08/22/2022		26,000	26,067

KSA Sukuk Ltd.
2.894% due 04/20/2022		10,990	10,996

Lloyds Bank PLC
2.250% due 08/14/2022		400	401

MET Tower Global Funding
0.668% due 01/17/2023 •		14,180	14,182

Mitsubishi HC Capital, Inc.
2.652% due 09/19/2022		3,600	3,611

Mitsubishi UFJ Financial Group, Inc.
1.048% (US0003M + 0.790%) due 07/25/2022 ~		60,724	60,824
2.623% due 07/18/2022		11,600	11,647
2.665% due 07/25/2022		11,900	11,949

Mizuho Bank Ltd.
0.595% (BBSW3M + 0.530%) due 10/20/2023 ~	AUD	69,500	52,039

Mizuho Financial Group, Inc.
1.625% (US0003M + 0.880%) due 09/11/2022 ~		$28,801	28,872

Morgan Stanley
2.750% due 05/19/2022		300	301

MUFG Union Bank NA
2.100% due 12/09/2022		6,500	6,511

Nationwide Building Society
2.000% due 01/27/2023		4,000	3,994

Natwest Group PLC
1.976% (US0003M + 1.470%) due 05/15/2023 ~		4,030	4,034

NatWest Markets PLC
1.932% (US0003M + 1.400%) due 09/29/2022 ~		48,125	48,283
3.625% due 09/29/2022		5,000	5,041

New York Life Global Funding
0.678% (US0003M + 0.440%) due 07/12/2022 ~		20,000	20,017

NTT Finance Corp.
0.373% due 03/03/2023		1,500	1,478

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ORIX Corp.
2.900% due 07/18/2022		$10,900	$10,943

PNC Bank NA
2.450% due 07/28/2022		4,100	4,113

Royal Bank of Canada
0.592% (SOFRRATE + 0.450%) due 10/26/2023 ~		5,900	5,885
1.950% due 01/17/2023		700	701
2.800% due 04/29/2022		14,400	14,419

Skandinaviska Enskilda Banken AB
1.448% (US0003M + 0.645%) due 12/12/2022 ~		8,257	8,276

Societe Generale SA
0.995% due 07/15/2023 •	AUD	15,000	11,253

Sumitomo Mitsui Financial Group, Inc.
0.981% (US0003M + 0.740%) due 10/18/2022 ~		$4,300	4,309
1.018% (US0003M + 0.780%) due 07/12/2022 ~		45,500	45,564
2.784% due 07/12/2022		20,300	20,386

Suncorp-Metway Ltd.
2.800% due 05/04/2022		19,600	19,628

Synchrony Bank
3.000% due 06/15/2022		1,900	1,903

Synchrony Financial
2.850% due 07/25/2022		2,200	2,206

Toronto-Dominion Bank
0.336% (SOFRRATE + 0.240%) due 01/06/2023 ~		7,826	7,814
0.627% (SOFRRATE + 0.480%) due 01/27/2023 ~		20,000	20,005

Toyota Motor Credit Corp.
0.455% (SOFRRATE + 0.340%) due 10/14/2022 ~		2,000	2,000
0.570% (SOFRRATE + 0.300%) due 06/13/2022 ~		35,000	34,988
1.090% (US0003M + 0.480%) due 09/08/2022 ~		2,500	2,498

UBS AG
0.375% due 06/01/2023		800	784
0.544% (SOFRRATE + 0.320%) due 06/01/2023 ~		46,900	46,757

Wells Fargo & Co.
1.529% (US0003M + 1.230%) due 10/31/2023 ~		2,500	2,512
2.094% due 04/25/2022 (d)	CAD	25,200	20,172

			1,457,076

INDUSTRIALS 4.4%

AbbVie, Inc.
1.130% (US0003M + 0.650%) due 11/21/2022 ~		$1,000	1,002
2.300% due 11/21/2022		10,795	10,835
2.900% due 11/06/2022		27,500	27,685
3.250% due 10/01/2022		7,940	7,970

Altria Group, Inc.
2.850% due 08/09/2022		2,800	2,813

Anthem, Inc.
0.450% due 03/15/2023		11,500	11,316

AstraZeneca PLC
0.300% due 05/26/2023		26,700	26,141

BMW Finance NV
1.185% (US0003M + 0.790%) due 08/12/2022 ~		13,600	13,622
2.250% due 08/12/2022		15,000	15,035

Boeing Co.
1.167% due 02/04/2023		38,978	38,685
2.700% due 05/01/2022		49,733	49,789

BP Capital Markets America, Inc.
1.578% (US0003M + 0.650%) due 09/19/2022 ~		9,700	9,706

Bristol-Myers Squibb Co.
0.839% (US0003M + 0.380%) due 05/16/2022 ~		200	200

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	187

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Burlington Northern Santa Fe LLC
3.000% due 03/15/2023		$400	$403

Canadian Natural Resources Ltd.
2.950% due 01/15/2023		13,787	13,859

Charter Communications Operating LLC
4.464% due 07/23/2022		45,396	45,566

CVS Health Corp.
3.500% due 07/20/2022		500	501

Daimler Canada Finance, Inc.
3.050% due 05/16/2022	CAD	29,717	23,830

Daimler Finance North America LLC
2.550% due 08/15/2022		$934	937

Danone SA
3.000% due 06/15/2022		4,960	4,975

DR Horton, Inc.
4.375% due 09/15/2022		1,500	1,508

Energy Transfer LP
5.000% due 10/01/2022		290	292

ERAC USA Finance LLC
3.300% due 10/15/2022		11,900	12,001

Gilead Sciences, Inc.
0.750% due 09/29/2023		1,800	1,759

Humana, Inc.
3.150% due 12/01/2022		3,994	4,021

Hyundai Capital America
0.800% due 04/03/2023		4,000	3,926
0.800% due 01/08/2024		6,340	6,056
1.250% due 09/18/2023		14,950	14,551
3.100% due 04/05/2022		5,506	5,506

Imperial Brands Finance PLC
3.750% due 07/21/2022		1,100	1,103

Novartis Capital Corp.
2.400% due 09/21/2022		600	603

Oracle Corp.
2.500% due 10/15/2022		5,210	5,226

Penske Truck Leasing Canada, Inc.
2.850% due 12/07/2022 (d)	CAD	10,000	8,045

Pernod Ricard SA
4.250% due 07/15/2022		$1,700	1,712

Philip Morris International, Inc.
2.500% due 08/22/2022		1,500	1,507

Phillips 66
0.900% due 02/15/2024		3,800	3,680

Reckitt Benckiser Treasury Services PLC
1.514% (US0003M + 0.560%) due 06/24/2022 ~		39,304	39,349

Rogers Communications, Inc.
4.000% due 06/06/2022	CAD	11,119	8,937

Ryder System, Inc.
2.875% due 06/01/2022		$800	801

Siemens Financieringsmaatschappij NV
0.400% due 03/11/2023		29,600	29,168

Starbucks Corp.
1.300% due 05/07/2022		300	300

Time Warner Entertainment Co. LP
8.375% due 03/15/2023		20,647	21,749

Union Pacific Corp.
3.500% due 06/08/2023		300	304

Volkswagen Group of America Finance LLC
2.700% due 09/26/2022		2,266	2,276
3.125% due 05/12/2023		1,300	1,310

VW Credit Canada, Inc.
2.650% due 06/27/2022 (d)	CAD	25,528	20,491
3.700% due 11/14/2022 (d)		21,500	17,390

Walgreen Co.
3.100% due 09/15/2022		$1,500	1,512

West Nippon Expressway Co. Ltd.
0.090% due 06/20/2022	JPY	240,000	1,972

			521,925

UTILITIES 1.1%

AT&T, Inc.
3.000% due 06/30/2022		$1,600	1,602

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atmos Energy Corp.
0.625% due 03/09/2023		$20,100	$19,811

Florida Power & Light Co.
0.488% (SOFRINDX + 0.380%) due 01/12/2024 ~		3,500	3,482

National Rural Utilities Cooperative Finance Corp.
2.700% due 02/15/2023		2,600	2,614

NextEra Energy Capital Holdings, Inc.
0.561% (SOFRINDX + 0.400%) due 11/03/2023 ~		9,200	9,164

Pacific Gas & Electric Co.
1.700% due 11/15/2023		1,300	1,268
1.750% due 06/16/2022		47,715	47,666

Southern California Edison Co.
0.605% (SOFRINDX + 0.350%) due 06/13/2022 ~		35,315	35,308

Vodafone Group PLC
1.205% (BBSW3M + 1.050%) due 12/13/2022 ~	AUD	9,470	7,107

			128,022

Total Corporate Bonds & Notes (Cost $2,107,910)			2,107,023

U.S. GOVERNMENT AGENCIES 0.7%

Fannie Mae
0.500% due 05/06/2022 •		$85,000	85,020

Total U.S. Government Agencies (Cost $85,003)			85,020

ASSET-BACKED SECURITIES 0.0%

GMF Canada Leasing Trust
0.422% due 02/21/2023	CAD	262	209

Total Asset-Backed Securities (Cost $208)			209

SOVEREIGN ISSUES 4.4%

Abu Dhabi Government International Bond
2.500% due 10/11/2022		$2,800	2,815

Aichi Prefecture
0.982% due 04/27/2022	JPY	200,000	1,644

BNG Bank NV
1.500% due 09/06/2022		$25,850	25,876

Development Bank of Japan, Inc.
2.125% due 09/01/2022		30,000	30,105

Export-Import Bank of Korea
1.228% (US0003M + 0.925%) due 11/01/2022 ~		4,100	4,117
1.491% (US0003M + 0.525%) due 06/25/2022 ~		8,025	8,039

Israel Government International Bond
0.750% due 07/31/2022	ILS	26,100	8,196

Japan Bank for International Cooperation
0.030% due 06/20/2022	JPY	290,000	2,382

Japan Finance Organization for Municipalities
0.852% due 06/28/2022		2,430,000	19,998
0.892% due 05/27/2022		1,000,000	8,224
1.006% due 04/28/2022		1,500,000	12,330
2.100% due 06/20/2022		200,000	1,650
2.625% due 04/20/2022		$3,600	3,602

Japan Highway Public Corp.
2.700% due 06/20/2022	JPY	120,000	991

Kommuninvest Sverige AB
0.125% due 07/20/2022		$11,980	11,945

Korea Development Bank
0.838% (US0003M + 0.350%) due 02/18/2023 ~		5,600	5,606

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.941% (US0003M + 0.725%) due 07/06/2022 ~		$4,150	$4,156
1.078% (US0003M + 0.800%) due 10/30/2022 ~		1,400	1,405
1.442% (US0003M + 0.475%) due 10/01/2022 ~		400	401

Korea Expressway Corp.
1.098% (US0003M + 0.600%) due 11/25/2022 ~		3,000	3,002

Korea National Oil Corp.
1.116% (US0003M + 0.875%) due 07/16/2023 ~		2,700	2,717

Nederlandse Waterschapsbank NV
1.875% due 04/14/2022		152,330	152,389

Province of Alberta
2.200% due 07/26/2022		59,800	59,970

Province of Ontario
2.250% due 05/18/2022		44,900	44,975
2.550% due 04/25/2022		25,000	25,025

SFIL SA
2.625% due 04/25/2022		51,000	51,062

Svensk Exportkredit AB
1.265% (SOFRINDX + 1.000%) due 12/19/2022 ~		34,000	34,216

Total Sovereign Issues (Cost $533,129)			526,838

SHORT-TERM INSTRUMENTS 86.0%

CERTIFICATES OF DEPOSIT 0.3%

Barclays Bank PLC
1.050% due 02/01/2023		30,200	29,955

COMMERCIAL PAPER 1.8%

AT&T, Inc.
0.800% due 07/12/2022		35,700	35,558
0.950% due 04/19/2022		35,600	35,586
0.970% due 04/18/2022		36,600	36,586

Dominion Resources, Inc.
0.870% due 04/26/2022		10,000	9,994

Duke Energy Corp.
0.750% due 04/26/2022		19,300	19,288
0.800% due 05/04/2022		11,800	11,790

Nissan Motor Acceptance Co. LLC
0.900% due 04/01/2022		14,900	14,899

Rogers Communications, Inc.
1.500% due 05/24/2022		7,000	6,989

Ventas Realty LP
0.930% due 04/19/2022		6,000	5,998

VW Credit, Inc.
1.180% due 05/23/2022		34,200	34,147

			210,835

REPURCHASE AGREEMENTS (e) 65.7%
			7,778,397

SHORT-TERM NOTES 0.0%

Federal Home Loan Bank
0.000% due 04/05/2022 (b)(c)		300	300

EUROPEAN UNION BILL 0.3%
0.000% due 05/06/2022 (b)(c)	EUR	27,400	30,328

ISRAEL TREASURY BILLS 0.3%
0.006% due 04/06/2022 - 12/07/2022 (a)(b)	ILS	111,600	34,963

U.S. TREASURY BILLS 7.6%
0.358% due 04/12/2022 - 08/11/2022 (a)(b)(g)		$898,501	897,664

188	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 10.0%
0.349% due 05/17/2022 - 07/26/2022 (a)(b)(g)	$1,181,907	$1,181,053

Total Short-Term Instruments (Cost $10,166,734)		10,163,495

Total Investments in Securities (Cost $12,892,984)		12,882,585

Total Investments 108.9% (Cost $12,892,984)		$12,882,585

Financial Derivative Instruments (f) 0.0% (Cost or Premiums, net $0)		1,385

Other Assets and Liabilities, net (8.9)%		(1,049,617)

Net Assets 100.0%		$11,834,353

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Coupon represents a yield to maturity.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank of America Corp.	3.228%	06/22/2022	03/29/2021	$878	$884	0.01%
Goldman Sachs Group, Inc.	2.433	04/26/2023	10/12/2021	1,607	1,601	0.01
Penske Truck Leasing Canada, Inc.	2.850	12/07/2022	03/09/2021	7,996	8,045	0.07
VW Credit Canada, Inc.	2.650	06/27/2022	03/05/2021 - 12/14/2021	20,103	20,491	0.17
VW Credit Canada, Inc.	3.700	11/14/2022	12/14/2021 - 02/09/2022	17,014	17,390	0.15
Wells Fargo & Co.	2.094	04/25/2022	06/01/2021 - 02/09/2022	20,828	20,172	0.17

				$68,426	$68,583	0.58%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.280%	03/31/2022	04/01/2022		$70,000	U.S. Treasury Notes 1.125% due 10/31/2026	$(71,439)	$70,000	$70,000
		03/31/2022	04/06/2022		500,000	U.S. Treasury Bonds 4.500% due 05/15/2038	(512,699)	500,000	500,004
	0.280	04/01/2022	04/04/2022		100,000	U.S. Treasury Notes 1.125% due 10/31/2026	(101,892)	100,000	100,000
		04/01/2022	04/06/2022		500,000	U.S. Treasury Bonds 4.500% due 05/15/2038	(511,232)	500,000	500,000
BOS	0.280	03/31/2022	04/01/2022		250,000	U.S. Treasury Bonds 3.750% due 08/15/2041	(255,985)	250,000	250,002
		04/01/2022	04/06/2022		157,700	U.S. Treasury Bonds 3.750% due 08/15/2041	(157,899)	154,700	154,700
CEW	0.660	03/23/2022	04/06/2022	GBP	250,000	United Kingdom Inflation-Linked Gilt 0.125% - 0.625% due 08/10/2031 - 11/22/2042	(340,498)	328,412	328,466
FICC	0.010	03/31/2022	04/01/2022		$11,318	U.S. Treasury Bills 0.000% due 08/04/2022	(11,544)	11,318	11,318
IND	0.280	03/31/2022	04/01/2022		57,800	U.S. Treasury Bonds 2.875% due 05/15/2049	(59,031)	57,800	57,801
	0.680	03/23/2022	04/06/2022	GBP	0	United Kingdom Inflation-Linked Gilt 0.125% - 0.375% due 03/22/2062 - 03/22/2068	(243,530)	231,202	231,228
JPS	0.280	03/31/2022	04/01/2022		$3,700	U.S. Treasury Bonds 2.000% due 08/15/2051	(3,805)	3,700	3,700
	0.280	04/01/2022	04/04/2022		11,100	U.S. Treasury Bonds 2.000% due 08/15/2051	(11,338)	11,100	11,100

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	189

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	(Cont.)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
MBC	0.270%	03/25/2022	04/01/2022		$250,000	U.S. Treasury Bonds 2.500% due 02/15/2045	$(55,748)	$250,000	$250,013
						U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	(40,228)
						U.S. Treasury Notes 0.875% - 2.500% due 01/15/2023 - 11/15/2030	(161,947)
	0.270	03/30/2022	04/06/2022		300,000	U.S. Treasury Bonds 2.250% - 3.000% due 05/15/2047 - 02/15/2052	(79,583)	300,000	300,004
						U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	(6,327)
						U.S. Treasury Notes 0.125% - 2.875% due 06/30/2023 - 08/15/2031	(226,077)
	0.280	03/31/2022	04/01/2022		167,200	U.S. Treasury Notes 0.375% - 1.375% due 07/31/2027 - 11/15/2031	(172,558)	167,200	167,201
	0.280	03/31/2022	04/07/2022		350,000	U.S. Treasury Floating Rate Notes 0.661% due 10/31/2022	(15,045)	350,000	350,003
						U.S. Treasury Bills 0.000% due 09/01/2022	(139,461)
						U.S. Treasury Bonds 1.375% due 11/15/2040 - 08/15/2050	(24,688)
						U.S. Treasury Notes 0.125% - 2.875% due 01/15/2023 - 11/15/2030	(180,948)
MSR	0.210	03/31/2022	04/01/2022		175,800	U.S. Treasury Notes 1.625% due 11/15/2022	(179,387)	175,800	175,801
	0.220	03/31/2022	04/01/2022		588,600	U.S. Treasury Notes 0.125% due 08/31/2023 - 01/15/2024	(600,533)	588,600	588,604
	0.220	04/01/2022	04/04/2022		244,100	U.S. Treasury Notes 1.625% due 12/15/2022	(249,076)	244,100	244,100
	0.230	03/31/2022	04/01/2022		2,000,000	U.S. Treasury Notes 0.125% - 2.500% due 03/31/2023 - 08/31/2023	(2,039,706)	2,000,000	2,000,013
	0.280	03/31/2022	04/01/2022		500,000	U.S. Treasury Notes 2.750% due 05/31/2023	(510,291)	500,000	500,004
NXN	0.280	03/31/2022	04/01/2022		422,100	U.S. Treasury Bonds 2.750% - 3.125% due 08/15/2044 - 08/15/2047	(431,006)	422,100	422,103
RBC	0.370	03/28/2022	04/04/2022	CAD	350,000	Canadian Government Real Return Bond 1.500% due 12/01/2044	(293,766)	279,967	279,978
SSB	0.010	03/31/2022	04/01/2022		$2,431	U.S. Treasury Notes 1.875% due 06/30/2026(2)	(2,480)	2,431	2,431
TOR	0.350	03/28/2022	04/04/2022	CAD	350,000	Canada Government International Bond 0.250% due 03/01/2026	(286,418)	279,967	279,977

Total Repurchase Agreements							$(7,976,165)	$7,778,397	$7,778,551

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BCY	$1,170,004	$0	$0	$1,170,004	$(1,197,262)	$(27,258)
BOS	404,702	0	0	404,702	(413,884)	(9,182)
CEW	328,466	0	0	328,466	(340,498)	(12,032)
FICC	11,318	0	0	11,318	(11,544)	(226)
IND	289,029	0	0	289,029	(302,561)	(13,532)
JPS	14,800	0	0	14,800	(15,143)	(343)
MBC	1,067,221	0	0	1,067,221	(1,102,610)	(35,389)
MSR	3,508,522	0	0	3,508,522	(3,578,993)	(70,471)
NXN	422,103	0	0	422,103	(431,006)	(8,903)
RBC	279,978	0	0	279,978	(293,766)	(13,788)
SSB	2,431	0	0	2,431	(2,480)	(49)
TOR	279,977	0	0	279,977	(286,418)	(6,441)

Total Borrowings and Other Financing Transactions	$7,778,551	$0	$0

Cash of $15,480 has been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

190	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	CAD	7,856		$6,185	$0	$(109)
	04/2022	JPY	1,500,000		13,600	1,258	0
	04/2022		$285	JPY	34,700	0	0
	05/2022	JPY	1,000,000		$9,069	835	0

BPS	04/2022	CAD	175,387		140,499	0	(12)
	04/2022	EUR	1,705		1,905	17	0
	04/2022	JPY	200,000		1,903	258	0
	04/2022		$1,377	GBP	1,027	0	(28)
	04/2022		106	JPY	12,100	0	(6)
	06/2022	JPY	3,160,000		$29,897	3,848	0

CBK	04/2022	ILS	6,499		2,002	0	(34)
	06/2022		90,357		27,896	0	(473)
	08/2022		5,200		1,623	0	(14)
	12/2022		6,502		2,073	14	0

GLM	05/2022	KRW	240,411		195	0	(3)

HUS	04/2022	EUR	27,426		30,176	0	(186)
	04/2022	GBP	2,709		3,571	12	0
	08/2022	ILS	26,100		8,199	0	(16)

JPM	04/2022	AUD	15,171		10,913	0	(447)
	04/2022	CAD	525,036		420,760	137	(10)
	12/2022	ILS	3,401		1,103	26	0

MYI	04/2022	AUD	22,072		15,799	0	(728)
	04/2022	GBP	2,664		3,491	0	(8)
	04/2022		$1,480	CAD	1,863	12	0
	04/2022		32,439	EUR	29,131	0	(189)
	05/2022	EUR	29,131		$32,467	190	0
	06/2022	JPY	120,000		1,085	96	0

RBC	05/2022	CAD	536		429	0	0

SCX	04/2022	GBP	426,000		562,368	2,764	0
	04/2022	JPY	748,471		6,503	347	0
	05/2022		700,320		5,773	10	0

SSB	04/2022	CAD	11,541		9,004	0	(242)

TOR	04/2022	AUD	134,375		96,433	0	(4,187)
	04/2022	CAD	102,856		80,656	0	(1,747)
	04/2022		$61,851	CAD	77,376	139	0
	05/2022	CAD	77,388		$61,851	0	(139)

Total Forward Foreign Currency Contracts						$9,963	$(8,578)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$2,093	$0	$0	$2,093	$(109)	$0	$0	$(109)	$1,984	$(2,057)	$(73)
BPS	4,123	0	0	4,123	(46)	0	0	(46)	4,077	(4,200)	(123)
CBK	14	0	0	14	(521)	0	0	(521)	(507)	522	15
GLM	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
HUS	12	0	0	12	(202)	0	0	(202)	(190)	0	(190)
JPM	163	0	0	163	(457)	0	0	(457)	(294)	436	142
MBC	0	0	0	0	0	0	0	0	0	271	271
MYI	298	0	0	298	(925)	0	0	(925)	(627)	690	63
SCX	3,121	0	0	3,121	0	0	0	0	3,121	(1,910)	1,211
SSB	0	0	0	0	(242)	0	0	(242)	(242)	0	(242)
TOR	139	0	0	139	(6,073)	0	0	(6,073)	(5,934)	6,239	305

Total Over the Counter	$9,963	$0	$0	$9,963	$(8,578)	$0	$0	$(8,578)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	191

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	(Cont.)	March 31, 2022

(g)

Securities with an aggregate market value of $8,330 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,963	$0	$9,963

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,578	$0	$8,578

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$294,195	$0	$294,195
Swap Agreements	0	0	0	0	8,347	8,347

	$0	$0	$0	$294,195	$8,347	$302,542

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(197,048)	$0	$(197,048)
Swap Agreements	0	0	0	0	(7,175)	(7,175)

	$0	$0	$0	$(197,048)	$(7,175)	$(204,223)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,457,076	$0	$1,457,076
Industrials	0	521,925	0	521,925
Utilities	0	128,022	0	128,022
U.S. Government Agencies	0	85,020	0	85,020
Asset-Backed Securities	0	209	0	209
Sovereign Issues	0	526,838	0	526,838
Short-Term Instruments
Certificates of Deposit	0	29,955	0	29,955
Commercial Paper	0	210,835	0	210,835
Repurchase Agreements	0	7,778,397	0	7,778,397
Short-Term Notes	0	300	0	300
European Union Bill	0	30,328	0	30,328
Israel Treasury Bills	0	34,963	0	34,963
U.S. Treasury Bills	0	897,664	0	897,664

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
U.S. Treasury Cash Management Bills	$0	$1,181,053	$0	$1,181,053

Total Investments	$0	$12,882,585	$0	$12,882,585

Financial Derivative Instruments - Assets
Over the counter	$0	$9,963	$0	$9,963

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(8,578)	$0	$(8,578)

Total Financial Derivative Instruments	$0	$1,385	$0	$1,385

Totals	$0	$12,883,970	$0	$12,883,970

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

192	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Notes to Financial Statements	March 31, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the portfolios (each a “Portfolio” and collectively the “Portfolios”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolios.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

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Notes to Financial Statements	(Cont.)

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Portfolio.

Distribution Frequency

Portfolio Name	Declared	Distributed

PIMCO Short-Term Floating NAV Portfolio II	Daily	Monthly

PIMCO Short Asset Portfolio	Daily	Monthly

PIMCO Short-Term Floating NAV Portfolio III	Daily	Monthly

PIMCO ABS and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO EM Bond and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO High Yield and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Investment Grade Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Long Duration Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Low Duration Portfolio	Quarterly	Quarterly

PIMCO Moderate Duration Portfolio	Quarterly	Quarterly

PIMCO Mortgage and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Municipal Portfolio	Quarterly	Quarterly

PIMCO Real Return Portfolio	Quarterly	Quarterly

PIMCO Short-Term Portfolio	Quarterly	Quarterly

PIMCO U.S. Government and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO International Portfolio	Quarterly	Quarterly

Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if a Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The

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rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolios’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of a Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Portfolio or class, by the total number of shares outstanding of that Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, with respect to each Portfolio other than the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). With respect to the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III portfolio shares are ordinarily valued as of 3:00 p.m. Eastern time, on each day that the NYSE is open. Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) and do not normally take into account trading, clearances or settlements that take place after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), if the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at

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Notes to Financial Statements	(Cont.)

the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

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When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolios’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Portfolio’s Offering Memorandum.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements	(Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does

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not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the affiliate funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolios’ transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2022 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Portfolio Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO ABS and Short-Term Investments Portfolio	$309,551	$2,043,860	$(1,619,600)	$(8,385)	$(5,418)	$720,008	$14,860	$0

PIMCO EM Bond and Short-Term Investments Portfolio	83,534	152,000	(219,701)	(1,107)	(223)	14,503	1,499	0

PIMCO High Yield and Short-Term Investments Portfolio	36,606	314,908	(309,800)	(1,070)	(45)	40,599	1,208	0

PIMCO Investment Grade Credit Bond Portfolio	277,386	2,037,831	(2,033,500)	(4,397)	(175)	277,145	5,231	0

PIMCO Long Duration Credit Bond Portfolio	744	5,625,223	(5,620,300)	(5,502)	0	165	4,823	0

PIMCO Mortgage and Short-Term Investments Portfolio	29,919	779,345	(808,800)	(297)	0	167	344	0

PIMCO Municipal Portfolio	5,840	32,417	(34,700)	(95)	(9)	3,453	117	0

PIMCO Real Return Portfolio	1,553	52,433	(53,800)	(31)	0	155	33	0

PIMCO Short-Term Portfolio	39,057	213,615	(215,100)	(441)	(2)	37,129	515	0

PIMCO U.S. Government and Short-Term Investments Portfolio	997	764,414	(765,100)	(122)	(1)	188	213	0

PIMCO International Portfolio	111,538	190,600	(166,900)	(17)	(2,013)	133,208	2,200	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

An affiliate includes any company in which a Portfolio owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended March 31, 2022 (amounts in thousands†, except number of shares).

PIMCO High Yield and Short-Term Investments Portfolio

Security Name	Market Value at 03/31/2021	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 03/21/2022	Dividend Income	Shares Held at 03/31/2022

Stearns Holdings LLC ‘B’*	$3,201	$0	$(2,133)	$0	$(996)	$72	$0	720,949

Xfit Brands, Inc.*	30	0	0	(30)	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Not affiliated at March 31, 2022.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Bank Obligations  in which a Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolios deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio or Portfolios. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a

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Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Portfolio’s offering memorandum and offering memorandum supplement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

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Notes to Financial Statements	(Cont.)

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Portfolios that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios as of March 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

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Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a

Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be

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Notes to Financial Statements	(Cont.)

repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Portfolios of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. The Portfolios are currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Portfolios of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Portfolios did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative

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instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

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Notes to Financial Statements	(Cont.)

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such

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risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed

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securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in a Portfolio’s offering memorandum for a more detailed description of the risks of investing in a Portfolio.

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Small Portfolio Risk  is the risk that a smaller portfolio may not achieve investment or trading efficiencies. Additionally, a smaller portfolio may be more adversely affected by large purchases or redemptions of portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Portfolio could lose more than the initial amount invested. A Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Portfolio’s ability to invest in derivatives, limit a Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Portfolio’s investment in such securities and may prevent a Portfolio from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Portfolio foregoing future interest income on the portion of the principal repaid early and may result in a Portfolio being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

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Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Subsidiary Risk  is the risk that, by investing in a Portfolio’s subsidiary, the Portfolio is indirectly exposed to the risks associated with the subsidiary’s investments. Portfolio subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Portfolio.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Portfolio’s offering memorandum and offering memorandum supplement for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for

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additional discussion of certain regulatory and market developments that may impact a Portfolio’s performance.

Market Disruption Risk  A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Portfolio holds, and may adversely affect a Portfolio’s investments and operations. Additionally, to the extent a Portfolio invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect a Portfolio’s investments. Please see the Important Information section for additional discussion of the COVID-19 pandemic as well as the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique

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operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolios may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolios are required by regulation to post additional collateral

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beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Portfolio is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Portfolio’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Investment Advisory Fees and Supervisory and Administrative Fees for each Portfolio are charged at an annual rate as noted in the following table (calculated as a percentage of each Portfolio’s average daily net assets attributable to each Portfolio):

	Investment Advisory Fee		Supervisory and Administrative Fee
Portfolio Name

PIMCO ABS and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO EM Bond and Short-Term Investments Portfolio	0.02%		0.10%

PIMCO High Yield and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Investment Grade Credit Bond Portfolio	0.02%		0.03%

PIMCO Long Duration Credit Bond Portfolio	0.02%		0.03%

PIMCO Low Duration Portfolio	0.02%		0.03%

PIMCO Moderate Duration Portfolio	0.02%		0.03%

PIMCO Mortgage and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Municipal Portfolio	0.02%		0.03%

PIMCO Real Return Portfolio	0.02%		0.03%

PIMCO Short-Term Portfolio	0.02%		0.03%

PIMCO Short-Term Floating NAV Portfolio II	0.02%		0.03%

PIMCO U.S. Government and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO International Portfolio	0.02%		0.10%

PIMCO Short Asset Portfolio	0.00%	(1)	0.00%

PIMCO Short-Term Floating NAV Portfolio III	0.00%	(1)	0.00%

(1)

By investing in the Portfolio, each investing fund agrees that 0.005% of the fee that each investing fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

(c) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV

Portfolio III); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Portfolios’ Supervisory and Administrative Fee, or reimburse each

ANNUAL REPORT	|	MARCH 31, 2022	213

Notes to Financial Statements	(Cont.)

Portfolio, to the extent that each Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.00049%, the “Expense Limit”. The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Portfolio of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at March 31, 2022, were as follows (amounts in thousands†):

	Expiring within

Portfolio Name	12 months	13 - 24 months	25 - 36 months	Total

PIMCO ABS and Short-Term Investments Portfolio	$0	$0	$23	$23

PIMCO EM Bond and Short-Term Investments Portfolio	0	2	3	5

PIMCO High Yield and Short-Term Investments Portfolio	0	1	3	4

PIMCO Investment Grade Credit Bond Portfolio	0	0	12	12

PIMCO Long Duration Credit Bond Portfolio	0	0	151	151

PIMCO Low Duration Portfolio	0	0	6	6

PIMCO Moderate Duration Portfolio	0	0	14	14

PIMCO Mortgage and Short-Term Investments Portfolio	0	6	8	14

PIMCO Municipal Portfolio	0	0	1	1

PIMCO Real Return Portfolio	3	2	0	5

PIMCO Short-Term Portfolio	0	3	2	5

PIMCO Short-Term Floating NAV Portfolio II	0	0	25	25

PIMCO U.S. Government and Short-Term Investments Portfolio	0	2	12	14

PIMCO International Portfolio	0	2	3	5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Distributor  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales

PIMCO EM Bond and Short-Term Investments Portfolio	$15,050	$11,881

PIMCO High Yield and Short-Term Investments Portfolio	87,956	21,689

PIMCO Investment Grade Credit Bond Portfolio	499,654	207,862

PIMCO Long Duration Credit Bond Portfolio	577,186	460,139

PIMCO Low Duration Portfolio	109,254	0

PIMCO Moderate Duration Portfolio	105,929	52,085

PIMCO Mortgage and Short-Term Investments Portfolio	13,693	0

PIMCO Short-Term Portfolio	288	0

PIMCO Short-Term Floating NAV Portfolio II	2,449,732	8,143

PIMCO Short Asset Portfolio	190,569	1,387,572

PIMCO Short-Term Floating NAV Portfolio III	1,022,678	557,534

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

214	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2022

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

PIMCO ABS and Short-Term Investments Portfolio	$23,142,152	$23,529,441	$1,264,573	$346,440

PIMCO EM Bond and Short-Term Investments Portfolio	0	0	99,025	82,950

PIMCO High Yield and Short-Term Investments Portfolio	28,056	28,298	245,995	222,347

PIMCO Investment Grade Credit Bond Portfolio	1,710,921	1,677,079	1,352,811	943,347

PIMCO Long Duration Credit Bond Portfolio	17,038,753	18,808,995	6,307,025	4,116,167

PIMCO Low Duration Portfolio	2,584,290	1,868,018	439,133	117,903

PIMCO Moderate Duration Portfolio	16,474,281	16,930,434	616,169	572,520

PIMCO Mortgage and Short-Term Investments Portfolio	33,972,878	33,992,901	227,393	102,470

PIMCO Municipal Portfolio	0	0	22,747	16,250

PIMCO Real Return Portfolio	42,622	35,391	0	0

PIMCO Short-Term Portfolio	2,833,027	2,872,397	95,952	42,937

PIMCO Short-Term Floating NAV Portfolio II	1,460,263	1,060,782	1,802,605	1,884,648

PIMCO U.S. Government and Short-Term Investments Portfolio	256,910	600,952	0	1,041

PIMCO International Portfolio	0	0	0	42,693

PIMCO Short Asset Portfolio	6,673,022	7,162,907	1,807,544	2,401,933

PIMCO Short-Term Floating NAV Portfolio III	999,469	2,406,313	1,149,165	3,453,108

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2022	215

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO ABS and Short-Term Investments Portfolio				PIMCO EM Bond and Short-Term Investments Portfolio

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	82,420	$1,035,647	135,258	$1,672,164	8,430	$82,663	21,097	$208,077
Issued as reinvestment of distributions	11,755	146,913	13,540	168,734	2,212	21,349	48	493
Cost of shares redeemed	(63,393)	(793,250)	(109,379)	(1,358,302)	(11,377)	(110,118)	(19,554)	(193,053)

Net increase (decrease) resulting from Portfolio share transactions	30,782	$389,310	39,419	$482,596	(735)	$(6,106)	1,591	$15,517

	PIMCO High Yield and Short-Term Investments Portfolio				PIMCO Investment Grade Credit Bond Portfolio

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	13,533	$108,965	18,982	$140,902	180,573	$1,774,386	261,751	$2,534,407
Issued as reinvestment of distributions	3,254	26,309	3,891	29,149	16,493	160,883	13,794	136,765
Cost of shares redeemed	(16,389)	(133,149)	(14,405)	(107,109)	(149,928)	(1,470,686)	(128,249)	(1,258,561)

Net increase (decrease) resulting from Portfolio share transactions	398	$2,125	8,468	$62,942	47,138	$464,583	147,296	$1,412,611

	PIMCO Long Duration Credit Bond Portfolio				PIMCO Low Duration Portfolio

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	810,590	$10,134,783	1,026,900	$13,500,545	149,504	$1,482,799	69,008	$694,087
Issued as reinvestment of distributions	144,084	1,850,352	129,744	1,743,642	1,372	13,655	1,512	15,203
Cost of shares redeemed	(695,884)	(8,885,670)	(786,358)	(10,411,109)	(48,997)	(490,504)	(43,268)	(435,270)

Net increase (decrease) resulting from Portfolio share transactions	258,790	$3,099,465	370,286	$4,833,078	101,879	$1,005,950	27,252	$274,020

	PIMCO Moderate Duration Portfolio				PIMCO Mortgage and Short-Term Investments Portfolio

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	27,896	$284,094	91,181	$950,778	23,063	$250,929	35,628	$413,225
Issued as reinvestment of distributions	8,035	81,261	13,369	138,909	4,868	52,536	12,580	142,376
Cost of shares redeemed	(87,996)	(869,581)	(42,710)	(439,576)	(20,439)	(219,833)	(95,249)	(1,109,714)

Net increase (decrease) resulting from Portfolio share transactions	(52,065)	$(504,226)	61,840	$650,111	7,492	$83,632	(47,041)	$(554,113)

	PIMCO Municipal Portfolio				PIMCO Real Return Portfolio

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	3,096	$21,852	4,276	$30,220	1,655	$12,629	1,395	$12,220
Issued as reinvestment of distributions	661	4,581	1,193	8,457	3,611	22,760	1,301	11,013
Cost of shares redeemed	(3,365)	(23,540)	(8,399)	(59,021)	(1,941)	(13,457)	(75,664)	(659,663)

Net increase (decrease) resulting from Portfolio share transactions	392	$2,893	(2,930)	$(20,344)	3,325	$21,932	(72,968)	$(636,430)

216	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2022

	PIMCO Short-Term Portfolio				PIMCO Short-Term Floating NAV Portfolio II

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	0	$0	3,601	$33,307	5,372,996	$53,791,400	5,679,023	$56,849,714
Issued as reinvestment of distributions	782	7,300	1,409	13,201	1,540	15,421	2,705	27,075
Cost of shares redeemed	(6,940)	(65,115)	(16,399)	(153,008)	(5,256,415)	(52,624,579)	(4,913,812)	(49,186,568)

Net increase (decrease) resulting from Portfolio share transactions	(6,158)	$(57,815)	(11,389)	$(106,500)	118,121	$1,182,242	767,916	$7,690,221

	PIMCO U.S. Government and Short-Term Investments Portfolio				PIMCO International Portfolio

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	39,912	$376,859	48,138	$554,710	17,034	$94,400	20,241	$107,980
Issued as reinvestment of distributions	5,042	47,749	37,642	387,379	0	0	0	0
Cost of shares redeemed	(36,260)	(336,759)	(84,459)	(956,041)	(15,028)	(83,645)	(23,592)	(127,540)

Net increase (decrease) resulting from Portfolio share transactions	8,694	$87,849	1,321	$(13,952)	2,006	$10,755	(3,351)	$(19,560)

	PIMCO Short Asset Portfolio				PIMCO Short-Term Floating NAV Portfolio III

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	156,471	$1,569,005	354,467	$3,529,155	14,410,116	$141,537,350	20,797,853	$204,975,298
Issued as reinvestment of distributions	7,995	79,869	10,643	106,197	22,143	215,011	6,934	68,357
Cost of shares redeemed	(433,101)	(4,324,949)	(607,727)	(6,000,116)	(15,523,244)	(152,500,713)	(20,161,447)	(198,704,401)

Net increase (decrease) resulting from Portfolio share transactions	(268,635)	$(2,676,075)	(242,617)	$(2,364,764)	(1,090,985)	$(10,748,352)	643,340	$6,339,254

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Portfolio along with their respective percent ownership, if any, as of March 31, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO EM Bond and Short-Term Investments Portfolio	1	0	11%	0%

PIMCO Investment Grade Credit Bond Portfolio	1	0	10%	0%

PIMCO Mortgage and Short-Term Investments Portfolio	1	0	12%	0%

PIMCO Municipal Portfolio	1	0	11%	0%

PIMCO Real Return Portfolio	1	0	13%	0%

PIMCO U.S. Government and Short-Term Investments Portfolio	1	0	13%	0%

PIMCO International Portfolio	1	0	14%	0%

PIMCO Short Asset Portfolio	0	2	0%	61%

PIMCO Short-Term Floating NAV Portfolio III	0	1	0%	58%

ANNUAL REPORT	|	MARCH 31, 2022	217

Notes to Financial Statements	(Cont.)

14. BASIS FOR CONSOLIDATION

PIMCO International Portfolio Subsidiary, LLC (Delaware limited liability company), PIMCO Short Asset Portfolio Subsidiary, LLC (Delaware limited liability company) and PIMCO Short-Term Floating NAV III Subsidiary, LLC (Delaware limited liability company), (each a “Subsidiary”) were incorporated as wholly owned subsidiaries acting as investment vehicles for the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III respectively, (“Consolidated Portfolio”) in order to effect certain investments for the Consolidated Portfolio consistent with each Consolidated Portfolio’s investment objectives and policies as specified in their respective offering memorandum and offering memorandum supplement. Each Consolidated Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Portfolio and its respective Subsidiary. The consolidated financial statements include the accounts of each Consolidated Portfolio and its respective Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III and their Subsidiaries comprising the entire issued share capital of the Subsidiary, with the intent that each Consolidated Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of each Subsidiary to its respective Consolidated Portfolio.

Subsidiary	Date of Incorporation	Subsidiary % of Consolidated Portfolio Net Assets

PIMCO International Portfolio Subsidiary, LLC	03/20/2014	20.3%

PIMCO Short Asset Portfolio Subsidiary, LLC	03/01/2017	0.0%

PIMCO Short-Term Floating NAV III Subsidiary, LLC	03/20/2014	0.4%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

15. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of March 31, 2022, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral- Capital(5)	Qualified Late-Year Loss Deferral- Ordinary(6)	Total Components of Distributable Earnings

PIMCO ABS and Short-Term Investments Portfolio	$0	$39,148	$0	$(77,042)	$0	$(54,438)	$0	$0	$(92,332)

PIMCO EM Bond and Short-Term Investments Portfolio	0	2,117	0	(37,125)	0	(7,180)	0	0	(42,188)

PIMCO High Yield and Short-Term Investments Portfolio	0	8,940	0	(1,821)	0	(3,396)	0	0	3,723

218	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2022

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral- Capital(5)	Qualified Late-Year Loss Deferral- Ordinary(6)	Total Components of Distributable Earnings

PIMCO Investment Grade Credit Bond Portfolio	$0	$1,510	$5,500	$(210,584)	$0	$0	$0	$0	$(203,574)

PIMCO Long Duration Credit Bond Portfolio	0	228,460	116,787	(679,197)	(1)	0	0	0	(333,951)

PIMCO Low Duration Portfolio	0	2,894	0	(33,753)	0	(12,765)	0	0	(43,624)

PIMCO Moderate Duration Portfolio	0	7,434	0	(119,507)	0	0	(103,157)	0	(215,230)

PIMCO Mortgage and Short-Term Investments Portfolio	0	17,104	0	(98,741)	0	(68,064)	0	0	(149,701)

PIMCO Municipal Portfolio	839	0	0	1,213	0	(268)	0	0	1,784

PIMCO Real Return Portfolio	0	1,429	2,040	817	0	(34,611)	0	0	(30,325)

PIMCO Short-Term Portfolio	0	2,079	0	(6,734)	0	(77,653)	0	0	(82,308)

PIMCO Short-Term Floating NAV Portfolio II	0	723	0	(9,012)	(12)	0	0	0	(8,301)

PIMCO U.S. Government and Short-Term Investments Portfolio	0	6,265	0	(240,915)	0	(190,934)	0	0	(425,584)

PIMCO International Portfolio	0	12,440	0	(15,957)	0	(186,427)	0	0	(189,944)

PIMCO Short Asset Portfolio	0	35,140	0	(167,089)	0	(127,014)	0	0	(258,963)

PIMCO Short-Term Floating NAV Portfolio III	0	0	0	(14,032)	0	(30,236)	0	0	(44,268)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, treasury inflation-protected securities (TIPS), partnerships, and interest accrued on defaulted securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO ABS and Short-Term Investments Portfolio	$54,438	$0

PIMCO EM Bond and Short-Term Investments Portfolio	2,539	4,641

PIMCO High Yield and Short-Term Investments Portfolio	3,396	0

PIMCO Investment Grade Credit Bond Portfolio	0	0

PIMCO Long Duration Credit Bond Portfolio	0	0

PIMCO Low Duration Portfolio	12,657	108

PIMCO Moderate Duration Portfolio	0	0

PIMCO Mortgage and Short-Term Investments Portfolio	40,247	27,817

PIMCO Municipal Portfolio	240	28

PIMCO Real Return Portfolio*	14,238	20,373

PIMCO Short-Term Portfolio	5,602	72,051

PIMCO Short-Term Floating NAV Portfolio II	0	0

PIMCO U.S. Government and Short-Term Investments Portfolio	75,295	115,639

PIMCO International Portfolio	93,996	92,431

PIMCO Short Asset Portfolio	52,605	74,409

PIMCO Short-Term Floating NAV Portfolio III	3,611	26,625

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

ANNUAL REPORT	|	MARCH 31, 2022	219

Notes to Financial Statements	(Cont.)	March 31, 2022

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO ABS and Short-Term Investments Portfolio	$6,111,334	$154,229	$(230,849)	$(76,620)

PIMCO EM Bond and Short-Term Investments Portfolio	507,133	19,329	(56,437)	(37,108)

PIMCO High Yield and Short-Term Investments Portfolio	506,294	61,576	(63,477)	(1,901)

PIMCO Investment Grade Credit Bond Portfolio	4,974,173	49,548	(260,091)	(210,543)

PIMCO Long Duration Credit Bond Portfolio	32,984,893	1,329,980	(2,009,708)	(679,728)

PIMCO Low Duration Portfolio	2,075,699	2,689	(36,441)	(33,752)

PIMCO Moderate Duration Portfolio	4,747,543	6,923	(126,430)	(119,507)

PIMCO Mortgage and Short-Term Investments Portfolio	3,300,194	49,300	(145,139)	(95,839)

PIMCO Municipal Portfolio	134,419	4,047	(2,832)	1,215

PIMCO Real Return Portfolio	105,370	2,255	(1,441)	814

PIMCO Short-Term Portfolio	468,673	12,091	(18,328)	(6,237)

PIMCO Short-Term Floating NAV Portfolio II	15,249,658	356	(9,367)	(9,011)

PIMCO U.S. Government and Short-Term Investments Portfolio	2,409,611	49,468	(288,626)	(239,158)

PIMCO International Portfolio	570,196	25,933	(42,131)	(16,198)

PIMCO Short Asset Portfolio	5,595,751	68,528	(235,655)	(167,127)

PIMCO Short-Term Floating NAV Portfolio III	12,899,934	15,699	(31,663)	(15,964)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, treasury inflation-protected securities (TIPS), partnerships, and interest accrued on defaulted securities.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Portfolios made the following tax basis distributions (amounts in thousands†):

	March 31, 2022				March 31, 2021

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO ABS and Short-Term Investments Portfolio	$0	$138,132	$10,581	$0	$0	$170,006	$0	$0

PIMCO EM Bond and Short-Term Investments Portfolio	0	22,001	0	0	0	501	0	0

PIMCO High Yield and Short-Term Investments Portfolio	0	27,002	0	0	0	29,502	0	0

PIMCO Investment Grade Credit Bond Portfolio	0	154,712	10,102	0	0	139,010	0	0

PIMCO Long Duration Credit Bond Portfolio	0	1,473,181	382,750	0	0	1,281,561	470,017	0

PIMCO Low Duration Portfolio	0	13,655	0	0	0	15,203	0	0

PIMCO Moderate Duration Portfolio	0	64,030	17,231	0	0	126,209	12,700	0

PIMCO Mortgage and Short-Term Investments Portfolio	0	54,003	0	0	0	146,504	0	0

PIMCO Municipal Portfolio	3,872	382	506	0	5,467	1,854	1,280	0

PIMCO Real Return Portfolio	0	5,050	18,300	0	0	10,499	700	0

PIMCO Short-Term Portfolio	0	7,300	0	0	0	13,201	0	0

PIMCO Short-Term Floating NAV Portfolio II	0	15,483	13	0	0	27,272	0	0

PIMCO U.S. Government and Short-Term Investments Portfolio	0	46,806	2,445	0	0	120,005	275,001	0

PIMCO International Portfolio	0	0	0	0	0	0	0	0

PIMCO Short Asset Portfolio	0	79,995	0	0	0	106,769	0	0

PIMCO Short-Term Floating NAV Portfolio III	0	208,271	0	6,744	0	68,357	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

220	PRIVATE ACCOUNT PORTFOLIO SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III (sixteen of the portfolios constituting PIMCO Funds, hereafter collectively referred to as the “Portfolios”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of cash flows for PIMCO Long Duration Credit Bond Portfolio, PIMCO Real Return Portfolio and PIMCO U.S. Government and Short-Term Investments Portfolio for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of March 31, 2022, the results of each of their operations and each of the cash flows for PIMCO Long Duration Credit Bond Portfolio, PIMCO Real Return Portfolio and PIMCO U.S. Government and Short-Term Investments Portfolio for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2022	221

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities Inc.	NXN	Natixis New York

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets LLC

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.

BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SBI	Citigroup Global Markets Ltd.

BSN	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SGY	Societe Generale, NY

CDC	Natixis Securities Americas LLC	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

CEW	Canadian Imperial Bank of Commerce	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.

DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co. LLC.	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	MSR	Morgan Stanley & Co LLC FICC Repo	UAG	UBS AG Stamford

FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC

FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble

CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona

CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD	United States Dollar

DKK	Danish Krone	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFR	Secured Overnight Financing Rate

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	SOFRINDX	Secured Overnight Financing Rate Index

BBSW3M	3 Month Bank Bill Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	MTGEFNCL	FNMA 30-Year Coupon Index	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	MUTKCALM	Tokyo Overnight Average Rate	USSW10	10 Year USSW Rate

CMBX	Commercial Mortgage-Backed Index	PRIME	Daily US Prime Rate

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.

BAM	Build America Mutual Assurance	FHA	Federal Housing Administration	ST	State

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

AID	Agency International Development	DAC	Designated Activity Company	RMBS	Residential Mortgage-Backed Security

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CHILIBOR	Chile Interbank Offered Rate	PIK	Payment-in-Kind	USSW	USD Swap Spread (Semiannual Fixed Rate vs. 3-Month LIBOR)

222	PRIVATE ACCOUNT PORTFOLIO SERIES

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolios’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Portfolios intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends

PIMCO ABS and Short-Term Investments Portfolio	0%	0%	$133,006	$5,104	$131,277

PIMCO EM Bond and Short-Term Investments Portfolio	0%	0%	22,001	0	15,349

PIMCO High Yield and Short-Term Investments Portfolio	0%	0%	27,002	0	22,069

PIMCO Investment Grade Credit Bond Portfolio	2.93%	2.93%	142,009	12,703	124,139

PIMCO Long Duration Credit Bond Portfolio	0%	1.12%	1,400,069	73,112	1,205,056

PIMCO Low Duration Portfolio	0%	0%	11,255	2,400	10,824

PIMCO Moderate Duration Portfolio	0%	0%	64,010	0	63,460

PIMCO Mortgage and Short-Term Investments Portfolio	0%	0%	54,003	0	49,699

PIMCO Municipal Portfolio	0%	0%	4,254	0	0

PIMCO Real Return Portfolio	0%	0%	2,239	0	4,544

PIMCO Short-Term Portfolio	0%	0%	7,133	0	6,708

PIMCO Short-Term Floating NAV Portfolio II	0%	0%	14,629	854	11,929

PIMCO U.S. Government and Short-Term Investments Portfolio	0%	0%	45,501	1,250	43,984

PIMCO International Portfolio	0%	0%	0	0	544

PIMCO Short Asset Portfolio	0%	0%	67,132	0	79,932

PIMCO Short-Term Floating NAV Portfolio III	0%	0%	208,271	0	27,756

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

ANNUAL REPORT	|	MARCH 31, 2022	223

Federal Income Tax Information	(Cont.)	(Unaudited)

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO ABS and Short-Term Investments Portfolio	0%

PIMCO EM Bond and Short-Term Investments Portfolio	0%

PIMCO High Yield and Short-Term Investments Portfolio	14.76%

PIMCO Investment Grade Credit Bond Portfolio	0%

PIMCO Long Duration Credit Bond Portfolio	0%

PIMCO Low Duration Portfolio	0%

PIMCO Moderate Duration Portfolio	0%

PIMCO Mortgage and Short-Term Investments Portfolio	0%

PIMCO Municipal Portfolio	0%

PIMCO Real Return Portfolio	0%

PIMCO Short-Term Portfolio	0%

PIMCO Short-Term Floating NAV Portfolio II	0%

PIMCO U.S. Government and Short-Term Investments Portfolio	0%

PIMCO International Portfolio	0%

PIMCO Short Asset Portfolio	0%

PIMCO Short-Term Floating NAV Portfolio III	0%

224	PRIVATE ACCOUNT PORTFOLIO SERIES

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2022	225

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

226	PRIVATE ACCOUNT PORTFOLIO SERIES

Privacy Policy[1]	(Unaudited)

The Portfolios2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as the Portfolios’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Portfolios or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Portfolios or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor and does not provide brokerage services or any financial advice to investors in the Portfolios solely because it distributes the Portfolios. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

3 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Portfolios”).

ANNUAL REPORT	|	MARCH 31, 2022	227

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

228	PRIVATE ACCOUNT PORTFOLIO SERIES

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO PAPS Investment Grade Credit Bond Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1239	$0.0000	$0.0085	$0.1324

March 2022	$0.0283	$0.0000	$0.0000	$0.0283

PIMCO PAPS Municipal Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0241	$0.0000	$0.0000	$0.0241

March 2022	$0.0708	$0.0000	$0.0000	$0.0708

PIMCO PAPS High Yield and Short-Term Investments Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1104	$0.0000	$0.0000	$0.1104

March 2022	$0.1218	$0.0000	$0.0000	$0.1218

PIMCO PAPS U.S. Government and Short-Term Investments Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0632	$0.0000	$0.0000	$0.0632

March 2022	$0.0206	$0.0000	$0.0000	$0.0206

PIMCO PAPS Mortgage and Short-Term Investments Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1306	$0.0000	$0.0099	$0.1405

March 2022	$0.0273	$0.0000	$0.0000	$0.0273

PIMCO PAPS ABS and Short-Term Investments Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1042	$0.0000	$0.0885	$0.1927

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO PAPS Long Duration Credit Bond Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.2410	$0.0000	$0.0000	$0.2410

March 2022	$0.0603	$0.0000	$0.0000	$0.0603

PIMCO PAPS International	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO PAPS EM Bond and Short-Term Investments Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1080	$0.0000	$0.0000	$0.1080

March 2022	$0.0742	$0.0000	$0.0000	$0.0742

ANNUAL REPORT	|	MARCH 31, 2022	229

Distribution Information	(Cont.)	(Unaudited)

PIMCO PAPS Real Return	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0723	$0.0000	$0.0000	$0.0723

March 2022	$0.1190	$0.0000	$0.0000	$0.1190

PIMCO PAPS Short Asset Portfolio	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0000	$0.0000	$0.0000	$0.0000

November 2021	$0.0068	$0.0000	$0.0000	$0.0068

December 2021	$0.0099	$0.0000	$0.0000	$0.0099

January 2022	$0.0080	$0.0000	$0.0000	$0.0080

February 2022	$0.0087	$0.0000	$0.0000	$0.0087

March 2022	$0.0102	$0.0000	$0.0000	$0.0102

PIMCO PAPS Low Duration	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0255	$0.0000	$0.0000	$0.0255

March 2022	$0.0115	$0.0000	$0.0000	$0.0115

PIMCO PAPS Moderate Duration	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0633	$0.0000	$0.0018	$0.0651

March 2022	$0.0176	$0.0000	$0.0000	$0.0176

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

230	PRIVATE ACCOUNT PORTFOLIO SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

PAPS3016AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

Private Account Portfolio Series

PIMCO All Asset: Multi-RAE PLUS Fund

PIMCO All Asset: Multi-Short PLUS Fund

PIMCO All Asset: Multi-Real Fund

(1)	Consolidated Schedule of Investments

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO All Asset: Multi-Short PLUS Fund, PIMCO All Asset: Multi-Real Fund and PIMCO All Asset: Multi-RAE PLUS Fund Annual Report, which covers the period from the Fund’s inception on September 15, 2020, September 22, 2020 and October 6, 2020 respectively to March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the

2	PRIVATE ACCOUNT PORTFOLIO SERIES

economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Portfolios investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset: Multi-RAE PLUS Fund, PIMCO All Asset: Multi-Real Fund and PIMCO All Asset: Multi-Short PLUS Fund (each a “Fund” and collectively, the “Funds”).

Shares of the Funds may be purchased only by the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and the PIMCO All Asset Portfolio, a series of PIMCO Variable Insurance Trust. The PIMCO All Asset: Multi-Real Fund may invest directly or indirectly (through investment in a wholly-owed subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility that investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well diversified investment fund. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s Offering Memorandum and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

4	PRIVATE ACCOUNT PORTFOLIO SERIES

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO All Asset: Multi-Short PLUS Fund	09/15/20	Non-diversified
PIMCO All Asset: Multi-Real Fund	09/22/20	Non-diversified
PIMCO All Asset: Multi-RAE PLUS Fund	10/06/20	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each

ANNUAL REPORT	|	MARCH 31, 2022	5

Important Information About the Funds	(Cont.)

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available upon request by calling PIMCO at (888) 87-PIMCO.

Daily updates on the net asset value of a Fund may be obtained by calling (888) 87-PIMCO.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO All Asset: Multi-RAE PLUS Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	61.1%

Asset-Backed Securities	20.5%

Corporate Bonds & Notes	8.6%

Non-Agency Mortgage-Backed Securities	5.8%

U.S. Treasury Obligations	3.2%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	Fund Inception (10/06/20)
PIMCO All Asset: Multi-RAE PLUS Fund	(3.70)%	16.12%
MSCI All Country World Value Index	8.83%	23.14%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Asset: Multi-RAE PLUS Fund seeks total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposures to a portfolio of stocks and complementing these equity exposures with an absolute return bond alpha strategy (“AR Bond Alpha Strategy”). In addition to long equity exposures, the Fund may also obtain short exposure to equity markets, but will not normally seek to obtain a net short equity exposure. In managing the Fund’s equity exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to different equity markets, segments and issuers, such as global regions and countries, sectors and market capitalizations. The Fund may principally use derivatives (such as, but not limited to, futures contracts, swap agreements or options) to obtain its equity exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of long and short equity exposures for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to U.S. large cap and U.S. small cap value stocks contributed to performance, as these securities increased in value.
»	An allocation to developed ex-U.S. equities contributed to performance, as these securities generally increased in value.
»	Short exposure to U.S. large cap stocks detracted from performance, as these securities increased in value.
»	An allocation to emerging markets value equities detracted from performance, as these securities decreased in value.
»	Long exposure to U.S. small cap stocks detracted from performance, as these securities generally decreased in value.
»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:
»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.
»	Emerging market currencies positioning, including long exposure to the Mexican peso, Russian ruble, and South African rand from March to August 2021, contributed to performance, as these currencies appreciated relative to the U.S. dollar over the holding period.
»	Long exposure to U.S. interest rates detracted from performance, as interest rates increased.
»	Short exposure to United Kingdom inflation breakeven expectations detracted from performance, as inflation expectations increased.

ANNUAL REPORT	|	MARCH 31, 2022	7

PIMCO All Asset: Multi-Short PLUS Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	84.2%

Asset-Backed Securities	7.5%

Non-Agency Mortgage-Backed Securities	3.1%

Corporate Bonds & Notes	2.1%

U.S. Treasury Obligations	1.7%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	Fund Inception (09/15/20)
PIMCO All Asset Multi-Short Plus Fund	(17.53)%	(20.75)%
MSCI All Country World Index	7.28%	16.45%
Inverse of MSCI All Country World Index	(7.99)%	(15.96)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Asset: Multi-Short PLUS Fund seeks total return, consistent with prudent investment management, under normal circumstances, by obtaining short exposures to equity markets and complementing these equity exposures with an absolute return bond alpha strategy (“AR Bond Alpha Strategy”), such that the Fund’s net asset value may vary inversely with the value of the equity markets on a daily basis, subject to certain limitations summarized below. The Fund will not normally seek to obtain a net positive equity exposure. In managing the Fund’s short equity exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to different equity markets, segments and issuers, such as global regions and countries, sectors and market capitalizations. The Fund may principally use derivatives (such as, but not limited to, futures contracts, swap agreements or options) to obtain its equity exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of short equity exposures for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Inverse exposure to U.S. equities detracted from performance, as the S&P 500 gained.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the value of these bonds increased.

»	Positioning of emerging market currencies, including long exposure to the Mexican peso, Russian ruble, and South African rand from March to August, contributed to returns, as these currencies appreciated relative to the U.S. dollar over the holding period.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Short exposure to United Kingdom inflation breakeven expectations detracted from returns, as inflation expectations increased.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO All Asset: Multi-Real Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Treasury Obligations	62.9%

Short-Term Instruments‡	12.7%

Real Estate Investment Trusts	11.7%

Asset-Backed Securities	5.2%

Sovereign Issues	2.8%

Corporate Bonds & Notes	2.6%

U.S. Government Agencies	1.5%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	Fund Inception (09/22/20)
PIMCO All Asset: Multi-Real Fund	46.33%	50.21%
Bloomberg U.S. TIPS Index	4.29%	3.07%
50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index	39.03%	41.24%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Asset: Multi-Real Fund seeks real return, consistent with prudent investment management, by investing under normal circumstances in derivatives linked to real assets, such as real estate-linked derivative instruments, commodity-linked derivative instruments and master limited partnership- (“MLP”) linked derivative instruments, and complementing these exposures with a portfolio of inflation-linked securities and other Fixed Income Instruments. Real Assets are defined as investments that are expected to preserve their value in periods of high or rising inflation, such as real estate, commodities and companies involved with natural resources such as MLPs. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities and may also be represented by forwards or derivatives such as options, futures contracts or swap agreements. In managing the Fund’s exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to various Real Asset exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of Real Assets for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs, as measured by the Dow Jones U.S. Select REIT Index, posted positive returns.
»	Exposure to a diversified mix of commodities contributed to absolute performance, as commodities, as measured by the Bloomberg Commodity Index Total Return (BCOM), posted gains.
»	Exposure to master limited partnerships (“MLPs”) contributed to absolute performance, as MLPs, as measured by the Alerian MLP Index, posted positive returns.
»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:
»	The structural allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral within the Fund contributed to absolute performance, as U.S. TIPS, as measured by the Bloomberg U.S. TIPS Index, outperformed financing rates, as measured by 1-Month USD LIBOR.
»	Overweight exposure to U.S. breakeven inflation (“BEI”) contributed to relative performance, as U.S. BEI moved higher.
»	Underweight exposure to German interest rates contributed to relative performance, as German interest rates moved higher.
»	Underweight exposure to U.K. BEI detracted from relative performance, as U.K. BEI moved higher.
»	Exposure to Danish duration detracted from relative performance, as Danish interest rates moved higher.
»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2022	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Fund, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset: Multi-RAE PLUS Fund	$1,000.00	$961.20	$4.35	$1,000.00	$1,020.49	$4.48	0.89%
PIMCO All Asset: Multi-Short PLUS Fund	1,000.00	901.20	3.70	1,000.00	1,021.04	3.93	0.78
PIMCO All Asset: Multi-Real Fund (Consolidated)	1,000.00	1,190.60	4.37	1,000.00	1,020.94	4.03	0.80

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 182/365(to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

Benchmark Descriptions

Index*	Benchmark Description

50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index	The benchmark is a blend of 50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index. The Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Inverse of MSCI All Country World Index	Inverse of MSCI All Country World Index is the negative equivalent of the return of the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

MSCI All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

MSCI All Country World Value Index	The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed markets countries and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	11

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset: Multi-RAE PLUS Fund

03/31/2022	$11.60	$(0.00)	$(0.36)	$(0.36)	$(0.80)	$(0.06)	$0.00	$(0.86)

10/06/2020 - 03/31/2021	10.00	(0.01)	2.94	2.93	(1.32)	(0.01)	0.00	(1.33)

PIMCO All Asset: Multi-Short PLUS Fund

03/31/2022	$8.25	$0.03	$(1.48)	$(1.45)	$0.00	$0.00	$(0.01)	$(0.01)

09/15/2020 - 03/31/2021	10.00	0.02	(1.52)	(1.50)	(0.08)	(0.17)	0.00	(0.25)

PIMCO All Asset: Multi-Real Fund (Consolidated)

03/31/2022	$12.30	$0.68	$4.60	$5.28	$(3.21)	$(0.11)	$0.00	$(3.32)

09/22/2020 - 03/31/2021	10.00	0.04	2.64	2.68	(0.38)	0.00	0.00	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

12	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.38	(3.70)%	$3,949,906	0.89%		0.89%		0.89%		0.89%		(0.04)%		57%

11.60	29.59	3,218,304	0.90	*	0.90	*	0.89	*	0.89	*	(0.15	)*	100

$6.79	(17.53)%	$160,509	0.76%		0.76%		0.75%		0.75%		0.37%		91%

8.25	(15.24)	220,073	0.76	*	0.80	*	0.74	*	0.78	*	0.49	*	170

$14.26	46.22%	$3,042,029	0.79%		0.88%		0.74%		0.83%		4.88%		96%

12.30	26.87	1,621,140	0.81	*	0.88	*	0.75	*	0.82	*	0.70	*	87

ANNUAL REPORT	|	MARCH 31, 2022	13

Statements of Assets and Liabilities	March 31, 2022

(Amounts in thousands†, except per share amounts)	PIMCO All Asset: Multi- RAE PLUS Fund	PIMCO All Asset: Multi- Short PLUS Fund

Assets:

Investments, at value
Investments in securities*	$4,393,922	$143,597
Investments in Affiliates	96,576	17,683
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,946	635
Over the counter	102,549	400
Cash	13,907	22,916
Deposits with counterparty	6,233	2,126
Foreign currency, at value	8,100	493
Receivable for investments sold	12,580	2
Receivable for investments in Affiliates sold	0	100
Receivable for TBA investments sold	308,748	14,804
Interest and/or dividends receivable	5,473	59
Dividends receivable from Affiliates	60	16
Total Assets	4,950,094	202,831

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$221,513	$10,680

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,342	140
Over the counter	15,771	403
Payable for investments purchased	570,320	27,147
Payable for investments in Affiliates purchased	60	16
Payable for TBA investments purchased	80,514	3,827
Deposits from counterparty	105,806	0
Accrued investment advisory fees	2,058	72
Accrued supervisory and administrative fees	804	37
Total Liabilities	1,000,188	42,322

Net Assets	$3,949,906	$160,509

Net Assets Consist of:

Paid in capital	$4,185,953	$210,885
Distributable earnings (accumulated loss)	(236,047)	(50,376)

Net Assets	$3,949,906	$160,509

Shares Issued and Outstanding:	380,502	23,631

Net Asset Value Per Share Outstanding(a):	$10.38	$6.79

Cost of investments in securities	$4,466,147	$144,505
Cost of investments in Affiliates	$96,708	$17,792
Cost of foreign currency held	$8,158	$505
Proceeds received on short sales	$225,642	$10,872
Cost or premiums of financial derivative instruments, net	$15,950	$1,270

* Includes repurchase agreements of:	$1,083,400	$85,200

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

14	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Assets and Liabilities	March 31, 2022

(Amounts in thousands†, except per share amounts)	PIMCO All Asset: Multi- Real Fund

Assets:

Investments, at value
Investments in securities	$5,157,714
Investments in Affiliates	125
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,213
Over the counter	80,953
Cash	36,565
Deposits with counterparty	13,740
Foreign currency, at value	8,995
Receivable for investments sold	59,721
Receivable for TBA investments sold	22,320
Interest and/or dividends receivable	6,160
Dividends receivable from Affiliates	1
Reimbursement receivable from PIMCO	390
Total Assets	5,389,897

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,786,406
Payable for sale-buyback transactions	82,745
Payable for short sales	9,858
Financial Derivative Instruments
Exchange-traded or centrally cleared	7,714
Over the counter	9,966
Payable for investments purchased	191,046
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	88,359
Deposits from counterparty	169,437
Accrued investment advisory fees	1,565
Accrued supervisory and administrative fees	771
Total Liabilities	2,347,868

Net Assets	$3,042,029

Net Assets Consist of:

Paid in capital	$2,553,877
Distributable earnings (accumulated loss)	488,152

Net Assets	$3,042,029

Shares Issued and Outstanding	213,305

Net Asset Value Per Share Outstanding(a):	$14.26

Cost of investments in securities	$5,154,551
Cost of investments in Affiliates	$125
Cost of foreign currency held	$9,015
Proceeds received on short sales	$9,847
Cost or premiums of financial derivative instruments, net	$(659)

* Includes repurchase agreements of:	$81,400

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	15

Statements of Operations

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO All Asset: Multi- RAE PLUS Fund	PIMCO All Asset: Multi- Short PLUS Fund

Investment Income:

Interest	$31,116	$2,195
Dividends	44	0
Dividends from Investments in Affiliates	2,226	142
Total Income	33,386	2,337

Expenses:

Investment advisory fees	24,999	1,011
Supervisory and administrative fees	9,765	516
Trustee fees	19	1
Interest expense	121	29
Miscellaneous expense	23	11
Total Expenses	34,927	1,568
Waiver and/or Reimbursement by PIMCO	(2)	(2)
Net Expenses	34,925	1,566

Net Investment Income (Loss)	(1,539)	771

Net Realized Gain (Loss):

Investments in securities	(7,662)	(1,031)
Investments in Affiliates	(1,466)	(27)
Exchange-traded or centrally cleared financial derivative instruments	(25,352)	(17,767)
Over the counter financial derivative instruments	(135,239)	(31,136)
Foreign currency	(3,183)	(84)

Net Realized Gain (Loss)	(172,902)	(50,045)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(46,199)	1,427
Investments in Affiliates	(66)	(105)
Exchange-traded or centrally cleared financial derivative instruments	(17,417)	(3,551)
Over the counter financial derivative instruments	87,090	6,830
Foreign currency assets and liabilities	(621)	(56)

Net Change in Unrealized Appreciation (Depreciation)	22,787	4,545

Net Increase (Decrease) in Net Assets Resulting from Operations	$(151,654)	$(44,729)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2022 (Amounts in thousands†)	PIMCO All Asset: Multi- Real Fund

Investment Income:

Interest	$141,152
Dividends	9,796
Dividends from Investments in Affiliates	8
Total Income	150,956

Expenses:

Investment advisory fees	14,760
Supervisory and administrative fees	7,352
Trustee fees	12
Interest expense	1,203
Miscellaneous expense	56
Total Expenses	23,383
Waiver and/or Reimbursement by PIMCO	(2,465)
Net Expenses	20,918

Net Investment Income (Loss)	130,038

Net Realized Gain (Loss):

Investments in securities	18,959
Exchange-traded or centrally cleared financial derivative instruments	(2,093)
Over the counter financial derivative instruments	676,037
Foreign currency	(3,041)

Net Realized Gain (Loss)	689,862

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(7,631)
Exchange-traded or centrally cleared financial derivative instruments	1,473
Over the counter financial derivative instruments	98,735
Foreign currency assets and liabilities	(460)

Net Change in Unrealized Appreciation (Depreciation)	92,117

Net Increase (Decrease) in Net Assets Resulting from Operations	$912,017

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	17

Statements of Changes in Net Assets

	PIMCO All Asset: Multi-RAE PLUS Fund		PIMCO All Asset: Multi-Short PLUS Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Inception date through March 31, 2021(a)	Year Ended March 31, 2022	Inception date through March 31, 2021(b)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(1,539)	$(1,515)	$771	$447
Net realized gain (loss)	(172,902)	527,165	(50,045)	(17,560)
Net change in unrealized appreciation (depreciation)	22,787	(20,181)	4,545	(9,284)

Net Increase (Decrease) in Net Assets Resulting from Operations	(151,654)	505,469	(44,729)	(26,397)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(288,361)	(301,501)	0	(3,700)

Tax basis return of capital	0	0	(150)	0

Total Distributions(c)	(288,361)	(301,501)	(150)	(3,700)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,171,617	3,014,336	(14,685)	250,170

Total Increase (Decrease) in Net Assets	731,602	3,218,304	(59,564)	220,073

Net Assets:

Beginning of year	3,218,304	0	220,073	0
End of year	$3,949,906	$3,218,304	$160,509	$220,073

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was October 6, 2020.
(b)	Inception date of the Fund was September 15, 2020.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

18	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Changes in Net Assets

	PIMCO All Asset: Multi-Real Fund
(Amounts in thousands†)	Year Ended March 31, 2022	Inception date through March 31, 2021(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$130,038	$4,195
Net realized gain (loss)	689,862	266,405
Net change in unrealized appreciation (depreciation)	92,117	(14,860)

Net Increase (Decrease) in Net Assets Resulting from Operations	912,017	255,740

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(634,353)	(45,252)

Total Distributions(b)	(634,353)	(45,252)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,143,225	1,410,652

Total Increase (Decrease) in Net Assets	1,420,889	1,621,140

Net Assets:

Beginning of year	1,621,140	0
End of year	$3,042,029	$1,621,140

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was September 22, 2020.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2022	19

Consolidated Statement of Cash Flows	PIMCO All Asset: Multi-Real Fund

Year ended March 31, 2022
(Amounts in thousands†)
Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$912,017

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(5,779,021)
Proceeds from sales of long-term securities	3,577,170
(Purchases) Proceeds from sales of short-term portfolio investments, net	(408,206)
(Increase) decrease in deposits with counterparty	(7,739)
(Increase) decrease in receivable for investments sold	39,415
(Increase) decrease in interest and/or dividends receivable	(3,000)
(Increase) decrease in dividends receivable from Affiliates	(1)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	4,209
Proceeds from (Payments on) over the counter financial derivative instruments	674,794
(Increase) decrease in reimbursement receivable from PIMCO	(301)
Increase (decrease) in payable for investments purchased	43,215
Increase (decrease) in deposits from counterparty	143,000
Increase (decrease) in accrued investment advisory fees	816
Increase (decrease) in accrued supervisory and administrative fees	397
Proceeds from (Payments on) short sales transactions, net	(255)
Proceeds from (Payments on) foreign currency transactions	(3,501)
Net Realized (Gain) Loss
Investments in securities	(18,959)
Exchange-traded or centrally cleared financial derivative instruments	2,093
Over the counter financial derivative instruments	(676,037)
Foreign currency	3,041
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	7,631
Exchange-traded or centrally cleared financial derivative instruments	(1,473)
Over the counter financial derivative instruments	(98,735)
Foreign currency assets and liabilities	460
Net amortization (accretion) on investments	43,392

Net Cash Provided by (Used for) Operating Activities	(1,545,578)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,395,923
Payments on shares redeemed	(887,051)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	23,715,872
Payments on reverse repurchase agreements	(22,541,515)
Proceeds from sale-buyback transactions	37,005,781
Payments on sale-buyback transactions	(37,107,448)

Net Cash Received from (Used for) Financing Activities	1,581,562

Net Increase (Decrease) in Cash and Foreign Currency	35,984

Cash and Foreign Currency:

Beginning of year	9,576
End of year	$45,560

* Reinvestment of distributions	$634,353

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$939

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year or period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.3%

CORPORATE BONDS & NOTES 9.8%

BANKING & FINANCE 6.3%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$2,200	$2,033
3.300% due 01/30/2032		2,000	1,806
4.125% due 07/03/2023		804	809
4.625% due 07/01/2022		400	402

American Tower Corp.
1.000% due 01/15/2032	EUR	496	484
3.800% due 08/15/2029		$836	833

Aviation Capital Group LLC
4.125% due 08/01/2025		1,200	1,192
4.375% due 01/30/2024		12	12
5.500% due 12/15/2024		1,660	1,710

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		400	366
2.528% due 11/18/2027		2,755	2,439
4.250% due 04/15/2026		700	691

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(h)(i)	EUR	2,400	2,750

Banco BTG Pactual SA
4.500% due 01/10/2025		$954	948

Bank of America Corp.
1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		7,800	7,873
3.974% due 02/07/2030 •		788	802

Bank of Ireland Group PLC
7.500% due 05/19/2025 •(h)(i)	EUR	300	362

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$842	863

Barclays PLC
1.839% (US0003M + 1.380%) due 05/16/2024 ~		924	929
2.000% due 02/07/2028 •	EUR	400	445
5.875% due 09/15/2024 •(h)(i)	GBP	500	661
7.125% due 06/15/2025 •(h)(i)		2,273	3,149
7.250% due 03/15/2023 •(h)(i)		2,400	3,243
7.750% due 09/15/2023 •(h)(i)		$3,900	4,052
7.875% due 09/15/2022 •(h)(i)	GBP	1,200	1,609

BNP Paribas SA
1.323% due 01/13/2027 •		$3,500	3,191

Credit Suisse Group AG
3.091% due 05/14/2032 •		1,700	1,536
4.194% due 04/01/2031 •		250	247
5.250% due 02/11/2027 •(h)(i)		2,400	2,226
6.250% due 12/18/2024 •(h)(i)		2,800	2,831
6.375% due 08/21/2026 •(h)(i)		1,006	996
7.125% due 07/29/2022 •(h)(i)		1,000	1,004
7.250% due 09/12/2025 •(h)(i)		200	202
7.500% due 07/17/2023 •(h)(i)		2,260	2,300
7.500% due 12/11/2023 •(h)(i)		5,500	5,703

Crown Castle International Corp.
4.300% due 02/15/2029		351	361

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,900	2,063
1.625% due 01/20/2027		3,600	3,881
1.738% (US0003M + 1.230%) due 02/27/2023 ~		$2,766	2,781
1.750% due 01/17/2028	EUR	300	321
1.750% due 11/19/2030 •		1,700	1,763
2.129% due 11/24/2026 •(j)		$4,400	4,084
3.035% due 05/28/2032 •(j)		3,100	2,791
3.547% due 09/18/2031 •		4,633	4,376
3.961% due 11/26/2025 •		1,993	1,993

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		29	29

Equinix, Inc.
1.550% due 03/15/2028		222	196

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,587	1,624

Erste Group Bank AG
6.500% due 04/15/2024 •(h)(i)	EUR	3,400	3,961

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	3,003	$3,348

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •		711	784
1.383% (US0003M + 1.080%) due 08/03/2022 ~		$244	243
1.741% (US0003M + 1.235%) due 02/15/2023 ~		300	298
3.087% due 01/09/2023		637	639
3.350% due 11/01/2022		3,200	3,211
3.375% due 11/13/2025		1,300	1,272
3.550% due 10/07/2022		216	216
4.063% due 11/01/2024		600	599
4.140% due 02/15/2023		200	202
4.687% due 06/09/2025		200	202
5.125% due 06/16/2025		1,500	1,532
5.584% due 03/18/2024		600	618

General Motors Financial Co., Inc.
1.199% (US0003M + 0.990%) due 01/05/2023 ~		6	6
2.306% (US0003M + 1.310%) due 06/30/2022 ~		28	28

Goldman Sachs Group, Inc.
2.124% (SOFRRATE + 1.850%) due 03/15/2028 ~		10,500	10,768
4.223% due 05/01/2029 •		788	808

GSPA Monetization Trust
6.422% due 10/09/2029		212	215

Healthcare Realty Trust, Inc.
2.400% due 03/15/2030		241	219

HSBC Holdings PLC
2.357% due 08/18/2031 •		431	383
2.848% due 06/04/2031 •		300	278
3.000% due 05/29/2030 •	GBP	505	650
4.000% due 03/09/2026 •(h)(i)		$1,500	1,426
4.292% due 09/12/2026 •		309	313
4.950% due 03/31/2030		200	214
5.250% due 09/16/2022 •(h)(i)	EUR	2,400	2,692
6.250% due 03/23/2023 •(h)(i)		$1,000	1,015

ING Groep NV
3.875% due 05/16/2027 •(h)(i)		600	525
5.750% due 11/16/2026 •(h)(i)		500	503
6.875% due 04/16/2022 •(h)(i)		200	200

International Lease Finance Corp.
5.875% due 08/15/2022		34	34

Intesa Sanpaolo SpA
5.500% due 03/01/2028 •(h)(i)	EUR	600	659
7.750% due 01/11/2027 •(h)(i)		1,650	2,033

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		$862	810

Lloyds Banking Group PLC
4.550% due 08/16/2028		266	275
7.500% due 09/27/2025 •(h)(i)		2,515	2,674
7.875% due 06/27/2029 •(h)(i)	GBP	600	891

Nationwide Building Society
4.363% due 08/01/2024 •		$462	469

Natwest Group PLC
1.976% (US0003M + 1.470%) due 05/15/2023 ~		222	222
2.516% (US0003M + 1.550%) due 06/25/2024 ~		3,314	3,345

NatWest Group PLC
4.269% due 03/22/2025 •		378	383

Natwest Group PLC
4.519% due 06/25/2024 •		388	394
4.600% due 06/28/2031 •(h)(i)		600	529
4.892% due 05/18/2029 •		7,669	7,983
5.076% due 01/27/2030 •		222	237
8.000% due 08/10/2025 •(h)(i)		258	281

Nissan Motor Acceptance Co. LLC
1.656% due 09/28/2022 •		111	111
2.600% due 09/28/2022		309	309
2.650% due 07/13/2022		608	609
2.750% due 03/09/2028		5,700	5,148

Nomura Holdings, Inc.
1.851% due 07/16/2025		345	326

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.648% due 01/16/2025		$788	$767
2.679% due 07/16/2030		409	372

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	43,900	5,879

Nykredit Realkredit AS
1.500% due 10/01/2053		205,400	27,563

OneMain Finance Corp.
5.625% due 03/15/2023		$66	67

Park Intermediate Holdings LLC
4.875% due 05/15/2029		1,500	1,409

Realkredit Danmark AS
1.500% due 10/01/2053	DKK	52,600	7,065

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$562	575

Skandinaviska Enskilda Banken AB
5.625% due 05/13/2022 •(h)(i)		600	603

SL Green Realty Corp.
4.500% due 12/01/2022		416	419

Societe Generale SA
7.875% due 12/18/2023 •(h)(i)		5,400	5,656

Standard Chartered PLC
1.456% due 01/14/2027 •		4,300	3,915
7.500% due 04/02/2022 •(h)(i)		600	600
7.750% due 04/02/2023 •(h)(i)		700	727

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		10,900	9,586

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		991	888

UBS AG
5.125% due 05/15/2024 (i)		9,604	9,842
7.625% due 08/17/2022 (i)		1,199	1,217

UBS Group AG
4.375% due 02/10/2031 •(h)(i)		1,600	1,448

Wells Fargo & Co.
1.741% due 05/04/2030 •	EUR	2,100	2,288
2.393% due 06/02/2028 •		$12,942	12,253
2.879% due 10/30/2030 •		1,600	1,522
3.000% due 04/22/2026		366	363

Weyerhaeuser Co.
4.000% due 04/15/2030		354	365

WP Carey, Inc.
4.250% due 10/01/2026		55	57

WPC Eurobond BV
2.250% due 04/09/2026	EUR	2,208	2,468

			249,966

INDUSTRIALS 2.8%

Aker BP ASA
2.875% due 01/15/2026		$450	438

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		4,300	4,042

BAT Capital Corp.
3.222% due 08/15/2024		86	86

BAT International Finance PLC
3.950% due 06/15/2025		152	151

Boeing Co.
2.750% due 02/01/2026		800	776
3.250% due 02/01/2035		500	447

Broadcom, Inc.
2.450% due 02/15/2031		1,500	1,340
3.137% due 11/15/2035		2,300	2,031
3.187% due 11/15/2036		2,136	1,859
3.419% due 04/15/2033		1,200	1,122
3.469% due 04/15/2034		5,150	4,780
3.500% due 02/15/2041		1,600	1,429
3.750% due 02/15/2051		500	449
4.150% due 11/15/2030		664	674

CCO Holdings LLC
4.500% due 06/01/2033		900	809

Centene Corp.
4.625% due 12/15/2029		55	56

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	21

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
1.967% (US0003M + 1.650%) due 02/01/2024 ~		$1,032	$1,052
3.900% due 06/01/2052		4,000	3,386
4.908% due 07/23/2025		789	819

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,300	1,298

CVS Health Corp.
3.625% due 04/01/2027		18	18
3.750% due 04/01/2030		86	88
4.125% due 04/01/2040		18	18
4.250% due 04/01/2050		196	204

CVS Pass-Through Trust
6.943% due 01/10/2030		35	39

DAE Funding LLC
1.625% due 02/15/2024		2,100	2,012
2.625% due 03/20/2025		1,800	1,715
3.375% due 03/20/2028		1,800	1,692

Dell International LLC
4.900% due 10/01/2026		22	23
5.300% due 10/01/2029		65	71
5.850% due 07/15/2025		822	878

Delta Air Lines, Inc.
4.500% due 10/20/2025		1,000	1,007

Energy Transfer LP
4.250% due 03/15/2023		107	108
5.000% due 10/01/2022		22	22

Equinor ASA
3.125% due 04/06/2030		18	18
3.700% due 04/06/2050		18	18

Expedia Group, Inc.
2.950% due 03/15/2031		700	649
4.625% due 08/01/2027		400	416
6.250% due 05/01/2025		1,823	1,951

Hyatt Hotels Corp.
1.800% due 10/01/2024		7,100	6,838

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	1,481	1,623

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$867	851

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		288	284

Imperial Brands Finance PLC
3.125% due 07/26/2024		330	327
3.500% due 07/26/2026		1,527	1,496
3.875% due 07/26/2029		345	339

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,835	3,036

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$22	24
5.200% due 07/15/2045		38	41

Magallanes, Inc.
4.054% due 03/15/2029		1,700	1,710
4.279% due 03/15/2032		8,300	8,347

Micron Technology, Inc.
4.185% due 02/15/2027		36	37
5.327% due 02/06/2029		187	202

MPLX LP
2.650% due 08/15/2030		1,100	1,010

Nakilat, Inc.
6.067% due 12/31/2033		466	528

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		570	569
3.522% due 09/17/2025		1,856	1,821
4.345% due 09/17/2027		6,931	6,843
4.810% due 09/17/2030		4,600	4,570

Oracle Corp.
3.600% due 04/01/2040		18	16
3.850% due 04/01/2060		1,138	937
3.950% due 03/25/2051 (j)		3,700	3,246

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030		1,300	1,224

Rolls-Royce PLC
1.625% due 05/09/2028	EUR	400	393
4.625% due 02/16/2026		100	117

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sands China Ltd.
3.100% due 03/08/2029	$2,800	$2,394
3.250% due 08/08/2031	2,800	2,296
4.375% due 06/18/2030	500	454
5.125% due 08/08/2025	1,039	1,035
5.400% due 08/08/2028	8,779	8,649

Saudi Arabian Oil Co.
3.250% due 11/24/2050	1,200	1,032

Southern Co.
3.700% due 04/30/2030	123	124

T-Mobile USA, Inc.
2.250% due 02/15/2026	1,900	1,792
2.875% due 02/15/2031	1,800	1,625
3.375% due 04/15/2029	1,300	1,238
3.500% due 04/15/2031	2,000	1,885

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050	658	578
3.375% due 07/09/2060	458	401

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	147	150

Wynn Macau Ltd.
5.625% due 08/26/2028	2,800	2,438

		110,511

UTILITIES 0.7%

American Water Capital Corp.
3.450% due 06/01/2029	143	143

AT&T, Inc.
2.250% due 02/01/2032	386	343

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030	266	274
4.250% due 10/15/2050	18	19

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030	266	265
3.950% due 04/01/2050	18	19

DTE Electric Co.
2.625% due 03/01/2031	311	296

Edison International
5.750% due 06/15/2027	54	58

Exelon Corp.
4.050% due 04/15/2030	18	19

Georgia Power Co.
2.650% due 09/15/2029	18	17

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~	2,200	2,201
1.700% due 11/15/2023	2,200	2,146
1.750% due 06/16/2022	7,400	7,392
2.500% due 02/01/2031	582	503
3.000% due 06/15/2028	2,300	2,144
4.550% due 07/01/2030	1,200	1,192

Petrobras Global Finance BV
5.093% due 01/15/2030	2,033	2,033

Rio Oil Finance Trust
8.200% due 04/06/2028	2,206	2,377

San Diego Gas & Electric Co.
3.320% due 04/15/2050	200	187

Southern California Edison Co.
3.650% due 03/01/2028	824	824
3.700% due 08/01/2025	566	576

Sprint Communications, Inc.
6.000% due 11/15/2022	512	524

Sprint Corp.
7.125% due 06/15/2024	48	51
7.875% due 09/15/2023	920	979

Verizon Communications, Inc.
3.550% due 03/22/2051	2,400	2,265

		26,847

Total Corporate Bonds & Notes (Cost $415,485)		387,324

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	$35	$47

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	1,700	1,686

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
6.466% due 08/01/2023	30	31

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	645	926

		2,690

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	48	53

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	110	125

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	65	73
6.725% due 04/01/2035	130	148
7.350% due 07/01/2035	100	116

		515

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	20	26

NEW JERSEY 0.0%

Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (f)	425	422

OHIO 0.0%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	77

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	5	6

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	205	207

WASHINGTON 0.0%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	715	886

Total Municipal Bonds & Notes (Cost $4,939)		4,829

U.S. GOVERNMENT AGENCIES 0.3%

Fannie Mae
0.000% due 08/25/2039 (b)(f)	109	95
0.317% due 03/25/2036 •	1	1
0.537% due 09/25/2042 •	4	4
0.787% due 04/25/2037 •	1	1
0.807% due 07/25/2037 •	9	9
0.837% due 07/25/2037 •	11	11

22	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.857% due 09/25/2035 ~	$23	$23
0.867% due 09/25/2035 •	18	18
0.977% due 10/25/2040 •	7	7
1.057% due 01/25/2051 ~	7	7
1.177% due 06/25/2037 •	84	85
1.795% due 03/01/2034 •	13	14
1.825% due 08/01/2035 •	3	3
1.908% due 10/01/2035 •	1	1
1.996% due 02/01/2034 •	1	1
2.047% due 03/01/2036 •	1	1
2.251% due 01/25/2031 ~(a)	804	100
2.323% due 12/01/2034 •	20	20
2.344% due 06/01/2034 •	1	1
2.423% due 11/01/2034 •	1	1
4.500% due 09/25/2040	452	492
5.393% due 03/25/2041 ~(a)	175	23
5.593% due 03/25/2037 •(a)	54	8
5.643% due 04/25/2037 •(a)	163	24
5.693% due 11/25/2039 •(a)	28	4
5.923% due 03/25/2037 •(a)	72	10
5.943% due 05/25/2037 •(a)	166	22
6.243% due 03/25/2036 •(a)	75	9
6.333% due 04/25/2037 •(a)	336	53
6.743% due 02/25/2037 •(a)	30	5
7.193% due 07/25/2033 •(a)	17	3
9.612% due 11/25/2040 •	1	1
24.734% due 12/25/2036 •	4	6

Freddie Mac
0.697% due 05/15/2037 •	2	2
0.777% due 03/15/2037 ~	32	32
0.797% due 11/15/2043 •	28	28
0.947% due 07/15/2041 •	36	36
1.097% due 08/15/2037 •	91	92
1.107% due 10/15/2037 •	15	15
1.117% due 05/15/2037 - 09/15/2037 •	106	107
1.341% due 10/25/2044 •	1	1
1.541% due 07/25/2044 •	3	3
1.979% due 06/01/2035 •	1	1
2.466% due 07/15/2035 •	415	415
3.500% due 07/15/2042 - 05/01/2049	1,102	1,099
4.000% due 07/01/2047 - 03/01/2049	813	836
5.000% due 05/01/2023 - 04/15/2041	517	569
5.500% due 03/15/2034 - 03/01/2039	77	84
6.000% due 08/01/2027 - 12/01/2037	4	5
6.073% due 07/15/2036 •(a)	97	14
6.173% due 09/15/2036 •(a)	59	8
6.303% due 04/15/2036 •(a)	18	2
6.500% due 05/01/2035	26	27
10.067% due 02/15/2040 •	38	39
13.858% due 09/15/2041 •	134	154

Ginnie Mae
0.581% due 08/20/2047 •	262	260
0.781% due 04/20/2068 •	548	545
1.750% due 11/20/2044 •	150	153
3.500% due 02/15/2045 - 03/15/2045	67	69
5.000% due 08/15/2033 - 03/15/2042	895	977
6.000% due 07/15/2037 - 08/15/2037	2	2

U.S. Small Business Administration
4.430% due 05/01/2029	7	7
5.490% due 03/01/2028	6	6
6.020% due 08/01/2028	50	52

Uniform Mortgage-Backed Security
3.500% due 02/01/2043 - 09/01/2048	2,881	2,911
4.000% due 01/01/2025 - 10/01/2030	6	6
4.500% due 05/01/2023 - 02/01/2044	738	783
5.000% due 08/01/2023 - 12/01/2029	72	75
5.500% due 02/01/2025 - 09/01/2041	382	416
6.000% due 10/01/2026 - 05/01/2041	470	521
6.500% due 09/01/2036	29	31

Uniform Mortgage-Backed Security, TBA
3.500% due 06/01/2052	50	50

Total U.S. Government Agencies (Cost $12,193)		11,496

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 3.6%

U.S. Treasury Bonds
1.375% due 11/15/2040		$4,100	$3,355
1.625% due 11/15/2050		100	82
2.250% due 08/15/2049		146	139
3.000% due 08/15/2048		473	517
3.000% due 02/15/2049		17,298	19,033
3.125% due 05/15/2048		124	139
4.625% due 02/15/2040		3,734	4,897

U.S. Treasury Inflation Protected Securities (g)
0.250% due 02/15/2050		10,277	10,808
0.625% due 02/15/2043		726	811
0.750% due 02/15/2045		2,268	2,606
1.000% due 02/15/2046		4,035	4,917
1.000% due 02/15/2048		16,650	20,694
1.000% due 02/15/2049		13,088	16,388
1.375% due 02/15/2044		5,436	6,976

U.S. Treasury Notes
0.375% due 12/31/2025		1,000	924
0.500% due 02/28/2026		4,300	3,976
1.500% due 10/31/2024 (m)		2,002	1,953
1.625% due 12/15/2022		1,896	1,900
1.750% due 12/31/2024 (m)		622	609
1.875% due 07/31/2022 (m)		1,408	1,413
1.875% due 08/31/2022 (m)		8,556	8,590
2.000% due 07/31/2022 (m)		6,254	6,280
2.000% due 11/30/2022		876	880
2.125% due 05/15/2025 (m)		2,485	2,455
2.375% due 05/15/2029		2,075	2,070
2.625% due 12/31/2025		1,777	1,784
2.750% due 05/31/2023		194	196
3.000% due 09/30/2025 (m)		10,043	10,200
3.000% due 10/31/2025		7,253	7,368

Total U.S. Treasury Obligations (Cost $153,278)			141,960

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.7%

Adjustable Rate Mortgage Trust
2.583% due 09/25/2035 ^~		1	1
2.710% due 01/25/2036 ^~		552	476

American Home Mortgage Assets Trust
0.647% due 05/25/2046 ^•		11	9
0.647% due 10/25/2046 ~		37	23
1.061% due 11/25/2046 ~		11,118	4,003
6.750% due 11/25/2046 þ		252	237

American Home Mortgage Investment Trust
2.829% due 02/25/2045 •		4	4
6.500% due 03/25/2047 þ		30	27

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~		67	66

AREIT Trust
2.217% due 07/17/2026 •		3,700	3,660

Avon Finance PLC
1.197% due 09/20/2048 •	GBP	4,281	5,621

Banc of America Funding Trust
0.829% due 10/20/2036 •		$6	5
0.869% due 04/20/2047 ^•		4	4
0.909% due 02/20/2047 ~		476	467
2.496% due 09/20/2034 ~		1	1
2.910% due 09/20/2046 ^~		466	437
3.053% due 06/20/2037 ^~		10	10
3.099% due 02/20/2035 ~		9	9
6.000% due 08/25/2036 ^		8	8

Banc of America Mortgage Trust
2.496% due 06/25/2035 ~		6	5
2.557% due 01/25/2035 ~		8	8
2.624% due 02/25/2034 ~		6	7
2.759% due 06/25/2034 ~		6	6
3.675% due 05/25/2033 ~		5	5

BCAP LLC Trust
0.637% due 03/25/2037 •		1,860	1,777

Bear Stearns Adjustable Rate Mortgage Trust
2.067% due 04/25/2033 ~		1	1
2.396% due 08/25/2033 ~		3	3
2.400% due 02/25/2036 •		4	4
2.570% due 01/25/2033 ~		38	39

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.594% due 08/25/2033 ~	$14	$14
3.018% due 11/25/2034 ~	2	2
3.039% due 07/25/2034 ~	6	6
3.318% due 02/25/2036 ^~	53	52

Bear Stearns ALT-A Trust
0.777% due 08/25/2036 ~	408	390
0.777% due 01/25/2047 ^•	40	38
0.797% due 12/25/2046 ^•	4	4
0.957% due 01/25/2036 ^•	6	10
2.549% due 10/25/2035 ^~	60	56
2.552% due 07/25/2035 ~	63	49
2.627% due 05/25/2035 ~	20	20
2.677% due 11/25/2035 ^~	67	65

BPCRE Ltd.
1.291% due 02/15/2037 •	35	35

BX Commercial Mortgage Trust
1.694% due 10/15/2036 •	16,000	15,703

Chase Mortgage Finance Trust
2.787% due 12/25/2035 ^~	7	7
2.860% due 09/25/2036 ^~	128	117
2.956% due 01/25/2036 ^~	6	6

ChaseFlex Trust
0.757% due 07/25/2037 •	2,865	2,727

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.687% due 05/25/2036 •	107	100

Citigroup Commercial Mortgage Trust
1.724% due 09/10/2045 ~(a)	112	0

Citigroup Mortgage Loan Trust
0.507% due 01/25/2037 •	118	108
2.470% due 10/25/2035 •	10	10
2.490% due 03/25/2036 ^•	33	32
2.821% due 08/25/2035 ^~	4	3
3.150% due 10/25/2035 ^•	14	14
3.185% due 09/25/2037 ^~	158	149
3.228% due 09/25/2059 þ	492	492

Citigroup Mortgage Loan Trust, Inc.
2.210% due 09/25/2035 •	11	11

CitiMortgage Alternative Loan Trust
1.057% due 04/25/2037 •	152	129
6.000% due 12/25/2036 ^	49	47
6.000% due 06/25/2037 ^	62	61

Commercial Mortgage Trust
3.545% due 02/10/2036	1,034	1,017

Countrywide Alternative Loan Trust
0.639% due 09/20/2046 ~	3,931	3,821
0.657% due 04/25/2047 •	2,852	2,713
0.659% due 07/20/2046 ^•	9	7
0.659% due 09/20/2046 •	16	13
0.667% due 04/25/2047 •	2,420	2,059
0.697% due 12/25/2046 •	7,626	7,119
0.757% due 06/25/2035 ^•	1,074	788
0.797% due 11/25/2036 «•	3	0
0.797% due 05/25/2047 •	225	212
0.837% due 09/25/2046 ^•	61	60
0.857% due 05/25/2036 •	75	68
0.857% due 08/25/2037 •	12	8
0.869% due 03/20/2046 ~	15	12
0.909% due 05/20/2046 ^•	4	3
0.977% due 12/25/2035 •	6	6
1.007% due 05/25/2035 •	31	24
1.017% due 02/25/2037 •	327	282
1.047% due 11/20/2035 •	51	48
1.057% due 08/25/2035 •	248	237
1.089% due 12/20/2035 •	47	44
1.097% due 11/25/2035 •	238	207
1.141% due 12/25/2035 •	6	6
1.541% due 08/25/2035 •	23	22
1.549% due 08/25/2035 ~	1,436	1,254
1.621% due 01/25/2036 •	89	88
2.191% due 10/20/2035 •	5	4
2.609% due 06/25/2037 ~	8	7
5.500% due 06/25/2025	199	185
5.500% due 05/25/2035	111	102
5.500% due 11/25/2035 ^	63	47
5.500% due 11/25/2035	5	4
5.750% due 03/25/2037	88	62
6.000% due 12/25/2035 ^	248	222
6.000% due 05/25/2036 ^	36	23

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	23

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 08/25/2036 ^•		$45	$33
6.000% due 05/25/2037 ^		110	69
6.250% due 08/25/2036		648	492
7.000% due 10/25/2037		79	40

Countrywide Home Loan Mortgage Pass-Through Trust
0.917% due 05/25/2035 •		17	15
1.037% due 04/25/2035 ~		1,000	923
1.057% due 05/25/2035 •		45	38
1.097% due 03/25/2035 •		1	1
1.117% due 02/25/2035 ~		8	7
1.991% due 02/20/2036 ^~		2	2
2.407% due 10/20/2034 ~		31	31
2.696% due 11/25/2034 ~		13	13
3.095% due 08/25/2034 ~		1	1
5.750% due 05/25/2037 ^		4	3
6.000% due 07/25/2036		266	181
6.000% due 01/25/2037 ^		169	111
6.000% due 02/25/2037 ^		181	121
6.500% due 12/25/2037		368	212

Countrywide Home Loan Reperforming REMIC Trust
0.797% due 06/25/2035 •		53	51

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035		243	231

Credit Suisse Mortgage Capital Certificates
0.347% due 12/27/2037 ~		6,528	6,081
0.687% due 11/30/2037 ~		1,288	1,241
0.757% due 01/27/2037 •		27	20

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^		10	9
5.750% due 03/25/2037 ^		16	12
6.421% due 10/25/2037 ~		242	193

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~		4,487	4,290
1.926% due 07/27/2061 ~		9,648	9,180
2.215% due 11/25/2061 ~		2,381	2,322
2.688% due 03/25/2059 ~		2,551	2,502
2.886% due 06/25/2050 ~		506	459
2.942% due 12/26/2059 ~		85	85

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.777% due 01/25/2047 •		21	27
0.837% due 02/25/2037 ^•		515	502
0.957% due 02/25/2035 •		125	124
1.117% due 02/25/2036 •		152	155
1.207% due 10/25/2047 •		209	191

Downey Savings & Loan Association Mortgage Loan Trust
0.589% due 04/19/2047 •		611	556
0.639% due 10/19/2036 •		143	132
0.969% due 08/19/2045 •		4	3
1.269% due 09/19/2044 •		27	26

Eurohome UK Mortgages PLC
1.187% due 06/15/2044 •	GBP	19	25

European Loan Conduit DAC
1.000% due 02/17/2030 •	EUR	109	119

First Horizon Alternative Mortgage Securities Trust
2.336% due 12/25/2035 ~		$33	29
2.553% due 06/25/2036 ^~		363	324
2.771% due 03/25/2035 ~		1	1

First Horizon Mortgage Pass-Through Trust
2.937% due 10/25/2035 ^~		79	78

Frost CMBS DAC
1.150% due 11/22/2026 •	EUR	3,596	3,938

FWD Securitization Trust
2.240% due 01/25/2050 ~		$82	81

GreenPoint Mortgage Funding Trust
0.637% due 01/25/2037 •		154	147

GSMSC Pass-Through Trust
0.637% due 12/26/2036 •		91	62

GSR Mortgage Loan Trust
1.790% due 04/25/2032 ~		6	5
2.438% due 12/25/2034 ~		5	5
2.645% due 09/25/2035 ~		17	17
2.654% due 11/25/2035 ~		18	18
2.766% due 09/25/2035 ~		7	7
2.798% due 11/25/2035 ~		7	7
3.024% due 07/25/2035 ~		3	3
5.500% due 01/25/2037		24	29

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 02/25/2036 ^		$240	$140
6.000% due 07/25/2037 ^		63	52

HarborView Mortgage Loan Trust
0.654% due 12/19/2036 •		271	252
0.669% due 07/19/2047 •		174	167
0.689% due 12/19/2036 ^•		135	138
0.789% due 12/19/2036 ^•		9	8
0.889% due 05/19/2035 •		205	196
0.929% due 06/19/2035 •		57	57
0.949% due 01/19/2036 •		510	342
1.129% due 06/20/2035 ~		113	110
2.141% due 10/19/2035 •		322	216
3.250% due 06/19/2036 ^~		66	45

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	857	1,127

HomeBanc Mortgage Trust
1.077% due 03/25/2035 •		$171	151

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		226	225

Impac CMB Trust
1.097% due 03/25/2035 •		225	220

Impac Secured Assets Trust
2.767% due 07/25/2035 ~		23	22

IndyMac INDX Mortgage Loan Trust
0.637% due 02/25/2037 ^•		75	74
0.757% due 06/25/2037 ^•		5	2
0.837% due 09/25/2046 •		61	58
0.857% due 11/25/2046 •		554	552
0.877% due 05/25/2046 ~		15	14
0.937% due 07/25/2035 •		172	167
0.977% due 06/25/2035 •		32	28
1.097% due 07/25/2045 •		4	3
2.722% due 05/25/2035 ~		232	191
2.987% due 06/25/2036 ~		135	134

JP Morgan Alternative Loan Trust
2.659% due 05/25/2036 ^~		64	46
6.000% due 12/27/2036		58	38
6.500% due 03/25/2036 ^		1,918	1,438

JP Morgan Chase Commercial Mortgage Securities Trust
2.450% due 12/15/2031 •		256	254

JP Morgan Mortgage Trust
2.314% due 07/25/2035 ~		42	43
2.552% due 07/25/2035 ~		81	81
2.560% due 10/25/2036 ~		5	4
2.694% due 06/25/2035 ~		1	1
2.877% due 07/27/2037 ~		69	66
2.899% due 04/25/2037 ~		4	4
3.023% due 10/25/2036 ^~		32	27
3.108% due 08/25/2035 ^~		22	20
3.180% due 04/25/2036 ^~		769	733

Legacy Mortgage Asset Trust
1.750% due 04/25/2061 þ		4,682	4,483
1.750% due 07/25/2061 þ		5,464	5,225
1.875% due 10/25/2068 þ		5,382	5,224
1.892% due 10/25/2066 þ		3,809	3,700
1.991% due 09/25/2060 ~		838	834
2.250% due 07/25/2067 þ		3,655	3,497

Lehman Mortgage Trust
1.107% due 11/25/2036 •		449	247

Lehman XS Trust
0.707% due 08/25/2037 •		73	71
0.907% due 08/25/2046 •		786	798
1.307% due 09/25/2047 •		56	57

London Wall Mortgage Capital PLC
0.952% due 11/15/2049 •	GBP	20	27

Luminent Mortgage Trust
1.177% due 04/25/2036 •		$32	29
2.923% due 04/25/2036 ~		2,363	1,936

MASTR Adjustable Rate Mortgages Trust
0.941% due 12/25/2046 •		13,116	11,884
2.454% due 07/25/2035 ^~		9	8
2.474% due 10/25/2033 ~		53	44
2.759% due 11/21/2034 ~		239	238

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		91	73

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.837% due 12/15/2030 ~		$1	$1
1.257% due 08/15/2032 •		21	20

Merrill Lynch Alternative Note Asset Trust
0.677% due 03/25/2037 •		134	45
0.857% due 03/25/2037 •		2,094	701
0.877% due 04/25/2037 •		15,019	3,754
1.057% due 03/25/2037 •		86	29
6.000% due 03/25/2037		39	21

Merrill Lynch Mortgage Investors Trust
1.960% due 04/25/2035 ~		9	9
2.033% due 05/25/2033 ~		5	5
2.329% due 02/25/2033 •		12	12
2.898% due 09/25/2035 ^~		51	45
2.976% due 05/25/2036 ~		49	46

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		73	72

Morgan Stanley Capital Trust
1.845% due 12/15/2023 •		7,500	7,420

Morgan Stanley Mortgage Loan Trust
1.992% due 06/25/2036 ~		4	4
2.500% due 07/25/2035 ~		73	69
6.000% due 08/25/2036		61	37
6.315% due 06/25/2036 þ		893	351

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		57	39

Mortgage Equity Conversion Asset Trust
2.020% due 05/25/2042 •		114	111

MortgageIT Trust
0.977% due 12/25/2035 •		196	196

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,237	1,212
2.750% due 11/25/2059 ~		1,513	1,488
3.500% due 12/25/2057 ~		796	799

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.647% due 06/25/2037 •		4,101	3,511
5.476% due 05/25/2035 ^þ		23	14
5.769% due 06/25/2036 ~		11,646	4,223

NovaStar Mortgage Funding Trust
0.479% due 09/25/2046 •		1,456	577

PHH Alternative Mortgage Trust
0.777% due 02/25/2037 •		178	138

Precise Mortgage Funding PLC
1.466% due 12/12/2055 •	GBP	2,900	3,832

Preston Ridge Partners Mortgage
3.720% due 02/25/2027 þ		$7,576	7,455

PRET LLC
1.843% due 09/25/2051 þ		11,896	11,398
2.487% due 10/25/2051 ~		1,418	1,381

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ		3,658	3,500

Prima Capital CRE Securitization Ltd.
3.500% due 04/15/2038		11,100	11,235

Prime Mortgage Trust
6.000% due 06/25/2036 ^		72	69

RBSSP Resecuritization Trust
0.687% due 02/26/2037 •		21	21
0.709% due 04/26/2037 •		1	1

Ready Capital Mortgage Financing LLC
1.756% due 01/25/2037 •		12,500	12,517
2.607% due 02/25/2035 •		480	480

Residential Accredit Loans, Inc. Trust
0.627% due 01/25/2037 •		3,132	2,788
0.757% due 02/25/2037 •		65	67
0.757% due 02/25/2047 •		64	60
0.777% due 01/25/2037 •		1,177	1,116
0.817% due 07/25/2036 •		214	106
0.817% due 09/25/2036 •		357	358
0.827% due 08/25/2036 •		115	110
0.837% due 07/25/2036 •		107	109
0.837% due 09/25/2036 ^•		194	201
0.957% due 08/25/2035 ^•		529	383
1.016% due 10/25/2037 ~		255	249
1.332% due 11/25/2037 ~		139	132
3.016% due 09/25/2034 ~		47	49

24	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.974% due 12/25/2035 ^~		$426	$393
4.397% due 09/25/2035 ^~		12	10
5.000% due 09/25/2036 ^		4	4
6.000% due 08/25/2036 ^		14	14
6.000% due 01/25/2037 ^		28	26
6.000% due 03/25/2037 ^		55	52
6.000% due 03/25/2037		72	68
6.500% due 08/25/2036		1,372	1,293

Residential Asset Securitization Trust
5.500% due 09/25/2035 ^		82	53
6.000% due 03/25/2037 ^		811	400

Residential Funding Mortgage Securities, Inc. Trust
3.334% due 04/25/2037 ~		135	123

Residential Mortgage Securities PLC
1.547% due 06/20/2070 •	GBP	1,602	2,119

RESIMAC Bastille Trust
1.139% due 12/05/2059 •		$86	86

Sequoia Mortgage Trust
0.666% due 05/20/2034 •		9	9
1.009% due 07/20/2034 •		145	134
2.837% due 09/20/2046 ^~		76	58

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		162	160

Structured Adjustable Rate Mortgage Loan Trust
0.757% due 08/25/2036 ^•		37	28
1.541% due 01/25/2035 ^•		3	3
2.459% due 02/25/2034 ~		1	1
2.723% due 08/25/2035 ~		27	20
2.757% due 12/25/2037 ^•		491	473
2.945% due 01/25/2035 ~		24	24
3.031% due 03/25/2036 ^~		31	27
3.478% due 11/25/2035 ^~		63	59

Structured Asset Mortgage Investments Trust
0.577% due 08/25/2036 •		206	195
0.837% due 07/25/2046 ^•		63	51
0.877% due 04/25/2036 •		23	21
0.897% due 05/25/2046 •		10	3
0.917% due 02/25/2036 ^•		85	76
1.017% due 02/25/2036 ^•		5	5
1.149% due 02/19/2035 •		2	2
1.567% due 02/25/2036 ^•		20	20

SunTrust Adjustable Rate Mortgage Loan Trust
2.400% due 01/25/2037 ^~		52	44

Taurus UK DAC
1.005% due 05/17/2031 •	GBP	1,291	1,682

Thornburg Mortgage Securities Trust
1.487% due 03/25/2044 ~		$46	46
1.889% due 12/25/2044 ~		69	69
3.261% due 06/25/2047 ^•		187	176
3.261% due 06/25/2047 •		4	4

Towd Point Mortgage Funding
0.992% due 07/20/2045 •	GBP	5,125	6,740
1.374% due 02/20/2054 •		193	254

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •		204	270

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		$11,130	11,016

WaMu Mortgage Pass-Through Certificates Trust
0.841% due 03/25/2047 ^•		2,688	2,531
0.891% due 06/25/2047 •		1,905	1,807
0.914% due 12/25/2046 ~		15	14
0.951% due 07/25/2047 •		35	31
0.997% due 12/25/2045 •		598	578
0.997% due 12/25/2045 ~		14	14
1.017% due 11/25/2045 •		5	4
1.021% due 10/25/2046 ^•		385	363
1.037% due 10/25/2045 •		12	12
1.037% due 12/25/2045 •		321	307
1.077% due 01/25/2045 •		1	1
1.097% due 01/25/2045 •		1	1
1.141% due 02/25/2046 •		173	173
1.211% due 01/25/2046 •		1,051	1,019
1.237% due 01/25/2045 •		502	490
1.257% due 12/25/2045 •		1,358	1,337
1.617% due 11/25/2045 •		1,909	1,857
1.723% due 08/25/2046 •		80	78
1.723% due 10/25/2046 •		618	599

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.723% due 11/25/2046 •		$447	$433
1.723% due 12/25/2046 ~		14	14
2.522% due 08/25/2035 ~		19	19
2.547% due 01/25/2037 ^~		54	49
2.568% due 06/25/2033 ~		25	25
2.673% due 06/25/2037 ^~		336	325
2.748% due 01/25/2035 ~		40	40
2.849% due 10/25/2035 ~		16	15
2.849% due 12/25/2035 ~		152	153
2.870% due 06/25/2037 ^~		97	94
3.041% due 12/25/2036 ^~		31	30
3.110% due 02/25/2037 ^~		19	19
3.168% due 02/25/2037 ^~		141	140

Washington Mutual Mortgage Pass-Through Certificates Trust
0.617% due 09/25/2036 •		355	115
0.891% due 02/25/2047 ^•		756	737
0.957% due 02/25/2036 •		391	351
0.971% due 11/25/2046 •		67	64
0.991% due 10/25/2046 ^•		99	88
1.081% due 04/25/2046 •		50	46
4.118% due 09/25/2036 þ		678	256

Wells Fargo Alternative Loan Trust
2.553% due 07/25/2037 ^~		4	4
6.250% due 07/25/2037 ^		121	114

Wells Fargo Mortgage-Backed Securities Trust
2.733% due 12/25/2036 ^~		25	25
2.780% due 09/25/2036 ^~		4	4

Total Non-Agency Mortgage-Backed Securities (Cost $268,472)			262,808

ASSET-BACKED SECURITIES 23.3%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		2,114	2,031

Aames Mortgage Investment Trust
1.447% due 07/25/2035 •		658	654
2.482% due 01/25/2035 •		75	73

Accredited Mortgage Loan Trust
0.717% due 09/25/2036 •		210	207

ACE Securities Corp. Home Equity Loan Trust
0.577% due 10/25/2036 •		1	0
0.677% due 11/25/2036 •		3,923	2,045
0.697% due 12/25/2036 •		336	226
0.737% due 07/25/2036 •		3,135	3,045
0.937% due 06/25/2036 •		1,952	1,679
1.072% due 12/25/2035 •		1,250	1,218
1.402% due 05/25/2035 •		4,760	4,689
2.257% due 10/25/2032 •		1	1

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.162% due 10/25/2035 •		976	953

American Money Management Corp. CLO Ltd.
1.218% due 04/14/2029 •		4,209	4,198

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.222% due 10/25/2035 •		119	119
1.327% due 11/25/2035 •		1,300	1,276
1.432% due 07/25/2035 •		2,000	1,973
1.477% due 10/25/2034 •		17	17
1.582% due 11/25/2034 •		84	83
2.107% due 11/25/2034 •		847	843

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	5,845	6,440

Ares European CLO DAC
0.780% due 10/15/2031 •		10,600	11,639

Argent Mortgage Loan Trust
0.937% due 05/25/2035 •		$68	63

Argent Securities Trust
0.567% due 09/25/2036 ~		72	29
0.757% due 07/25/2036 •		561	526
0.817% due 04/25/2036 •		17,142	6,885
0.837% due 03/25/2036 •		860	820
0.937% due 06/25/2036 •		9,223	3,251

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.117% due 11/25/2035 •		$14,759	$14,598
1.537% due 01/25/2034 •		238	233

Asset-Backed Funding Certificates Trust
1.192% due 03/25/2035 •		4,108	3,955

Asset-Backed Securities Corp. Home Equity Loan Trust
1.267% due 06/25/2034 •		657	634
1.417% due 07/25/2035 •		36	36
1.552% due 02/25/2035 •		22	22

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		18	18

Bear Stearns Asset-Backed Securities Trust
0.697% due 06/25/2047 •		781	779
0.777% due 08/25/2036 •		218	212
1.132% due 08/25/2036 ~		78	78
1.432% due 02/25/2034 •		1,448	1,419
1.507% due 08/25/2037 •		450	430
1.657% due 08/25/2034 •		816	817
2.332% due 12/25/2034 •		5,356	5,336
2.670% due 07/25/2036 ~		26	26
3.006% due 10/25/2036 ~		6	6

Benefit Street Partners CLO Ltd.
1.741% due 10/15/2030 •		8,150	8,070

Black Diamond CLO DAC
0.980% due 05/15/2032 •	EUR	8,800	9,709

Blackrock European CLO DAC
0.620% due 10/15/2031 •		4,500	4,914

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •		5,814	6,406

Cairn CLO DAC
0.600% due 04/30/2031 •		4,400	4,848
0.670% due 01/31/2030 •		681	749
0.780% due 10/15/2031 •		2,900	3,172

Carlyle Euro CLO DAC
0.890% due 08/15/2032 •		7,900	8,664

Carrington Mortgage Loan Trust
0.717% due 02/25/2037 •		$377	366
1.207% due 10/25/2035 •		1,564	1,533
1.374% due 10/20/2029 •		1,900	1,900

Centex Home Equity Loan Trust
0.952% due 06/25/2036 •		9,500	8,909
1.102% due 03/25/2034 •		225	219

Chase Funding Trust
1.097% due 08/25/2032 •		11	11

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •		65	65

Citigroup Mortgage Loan Trust
0.607% due 12/25/2036 •		331	156
0.637% due 01/25/2037 •		4,749	4,009
0.647% due 05/25/2037 •		1,614	1,268
0.657% due 05/25/2037 •		2,506	1,999
0.757% due 10/25/2036 •		105	77
0.777% due 09/25/2036 •		40	34
0.937% due 08/25/2036 •		3,282	3,057
0.977% due 03/25/2036 •		1,030	995
3.228% due 11/25/2070 þ		119	120
7.250% due 05/25/2036 þ		404	264

Citigroup Mortgage Loan Trust, Inc.
0.877% due 08/25/2036 •		3,291	3,244
0.907% due 10/25/2036 •		265	264
1.357% due 09/25/2035 ^•		4,930	4,809

Countrywide Asset-Backed Certificates
0.597% due 06/25/2035 •		99	94
0.597% due 07/25/2037 •		324	308
0.597% due 07/25/2037 ^•		2,963	2,915
0.597% due 04/25/2047 •		70	68
0.607% due 06/25/2047 ^•		24	24
0.637% due 11/25/2047 ^•		40	39
0.657% due 06/25/2047 ^•		70	65
0.667% due 05/25/2047 ^~		116	112
0.677% due 09/25/2037 ^•		185	191
0.687% due 05/25/2037 ~		695	672
0.707% due 06/25/2047 •		2,798	2,729
0.737% due 03/25/2037 •		2,146	2,202
0.737% due 12/25/2046 •		2,161	2,066
0.747% due 10/25/2047 •		7,600	7,132

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	25

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.857% due 08/25/2036 •		$91	$91
0.857% due 02/25/2037 •		113	107
0.937% due 04/25/2037 •		256	230
0.997% due 03/25/2036 •		308	291
1.037% due 08/25/2036 •		6	6
1.042% due 05/25/2036 •		3,832	3,765
1.057% due 06/25/2036 •		29	29
1.117% due 04/25/2036 •		232	232
1.492% due 12/25/2035 •		145	143
6.867% due 09/25/2046 þ		1,881	1,634

Countrywide Asset-Backed Certificates Trust
0.597% due 03/25/2037 •		158	151
0.607% due 03/25/2047 ^•		545	537
0.647% due 06/25/2047 •		1	1
1.417% due 02/25/2036 •		3,109	3,086
1.582% due 12/25/2034 •		29	29
2.407% due 08/25/2035 •		3,000	2,996

Countrywide Asset-Backed Certificates Trust, Inc.
1.197% due 08/25/2047 •		257	251

Countrywide Partnership Trust
1.357% due 02/25/2035 •		1,037	1,015

Credit-Based Asset Servicing and Securitization LLC
1.157% due 03/25/2046 •		2,567	2,561

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		1,421	418

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	3,200	3,500
0.650% due 07/21/2030 •		626	689
0.650% due 10/15/2031 •		8,400	9,207

Dryden Euro CLO BV
0.660% due 04/15/2033 •		15,500	16,954

Dryden Euro CLO DAC
0.860% due 05/15/2034 ~		9,100	10,004

ECMC Group Student Loan Trust
1.457% due 07/25/2069 •		$377	378

Ellington Loan Acquisition Trust
1.557% due 05/25/2037 •		2,400	2,376

EMC Mortgage Loan Trust
1.757% due 02/25/2041 •		4	4

Encore Credit Receivables Trust
1.192% due 09/25/2035 •		42	42

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	3,150	3,445

Fieldstone Mortgage Investment Trust
0.837% due 05/25/2036 •		$123	96
0.997% due 05/25/2036 •		2,822	2,216

First Franklin Mortgage Loan Trust
0.617% due 11/25/2036 •		163	161
0.767% due 09/25/2036 •		8,391	8,051
0.937% due 04/25/2036 •		2,757	2,602
0.937% due 05/25/2036 •		2,800	2,593
0.957% due 06/25/2036 •		3,500	3,207
1.177% due 11/25/2035 •		422	408

FREED ABS Trust
1.910% due 03/19/2029		10,440	10,184

Fremont Home Loan Trust
0.592% due 10/25/2036 •		510	481
0.597% due 11/25/2036 •		250	168
0.597% due 01/25/2037 •		648	412
0.607% due 10/25/2036 •		777	406
0.617% due 08/25/2036 •		975	388
0.797% due 02/25/2037 •		5,015	2,194
1.192% due 01/25/2035 •		186	183
1.192% due 07/25/2035 •		8	7
1.507% due 11/25/2034 •		420	415

Galaxy CLO Ltd.
1.211% due 10/15/2030 •		280	278

GE-WMC Asset-Backed Pass-Through Certificates
1.097% due 12/25/2035 •		13,534	13,305

GSAA Home Equity Trust
0.557% due 05/25/2037 ~		191	83
0.597% due 03/25/2036 •		149	63
0.697% due 06/25/2036 •		63	18
0.857% due 03/25/2037 •		1,451	537
1.097% due 04/25/2047 •		303	168
1.522% due 06/25/2035 •		129	129

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.002% due 03/25/2036 ~		$177	$59
5.995% due 03/25/2046 ^~		1,420	720
6.795% due 06/25/2036 þ		257	91

GSAMP Trust
0.507% due 12/25/2046 •		150	90
0.547% due 01/25/2037 •		1,158	820
0.557% due 12/25/2046 •		110	66
0.587% due 12/25/2046 •		5,700	3,672
0.597% due 12/25/2036 •		2,593	1,655
0.607% due 09/25/2036 •		4,080	1,859
0.607% due 12/25/2046 •		542	330
0.627% due 12/25/2036 •		305	182
0.637% due 11/25/2035 •		1	0
0.657% due 01/25/2047 •		1,743	1,118
0.687% due 01/25/2037 •		3,394	3,128
0.937% due 03/25/2046 •		183	182
0.957% due 05/25/2046 •		560	545
2.257% due 06/25/2035 •		197	197

GSRPM Mortgage Loan Trust
1.357% due 03/25/2035 •		911	900

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	2,500	2,739
0.680% due 10/20/2031 •		7,200	7,868

HERA Commercial Mortgage Ltd.
1.518% due 02/18/2038 •		$5,700	5,639

Home Equity Asset Trust
1.132% due 02/25/2036 •		270	267

Home Equity Loan Trust
0.687% due 04/25/2037 •		3,753	3,661
0.797% due 04/25/2037 •		314	290

Home Equity Mortgage Loan Asset-Backed Trust
0.677% due 04/25/2037 •		244	204

HSI Asset Securitization Corp. Trust
0.617% due 05/25/2037 •		54	54
0.637% due 04/25/2037 ~		910	695
0.657% due 07/25/2036 •		118	64
0.677% due 12/25/2036 •		840	291
0.937% due 11/25/2035 •		737	717

Invesco Euro CLO DAC
0.650% due 07/15/2031 ~	EUR	1,000	1,094

IXIS Real Estate Capital Trust
0.857% due 03/25/2036 ^•		$195	120

JP Morgan Mortgage Acquisition Trust
0.667% due 10/25/2036 ~		205	203
0.757% due 07/25/2036 •		62	35
0.757% due 03/25/2037 •		1,200	1,158
0.857% due 07/25/2036 •		1,874	1,820

Jubilee CLO DAC
0.610% due 04/15/2030 •	EUR	6,700	7,351
0.650% due 04/15/2031 •		5,700	6,230

KKR CLO Ltd.
1.641% due 04/15/2031 •		$3,850	3,802

Lehman XS Trust
0.777% due 05/25/2036 •		76	86

LendingClub Receivables Trust
3.750% due 01/15/2027		8,334	8,316
3.750% due 12/15/2045		4,708	4,697
4.000% due 08/15/2025		6,383	6,368

Lendingpoint Asset Securitization Trust
1.000% due 12/15/2028		4,969	4,938

Long Beach Mortgage Loan Trust
0.617% due 12/25/2036 ~		416	328
0.627% due 12/25/2036 •		281	130
0.757% due 05/25/2036 •		55	36
0.897% due 02/25/2036 •		516	509
0.977% due 08/25/2045 ~		25	25
0.997% due 05/25/2046 ~		340	137
1.102% due 11/25/2035 •		5	5
1.372% due 08/25/2035 ~		5,466	5,277
1.432% due 04/25/2035 ~		109	108

M360 Ltd.
2.697% due 11/22/2038 •		6,463	6,422

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	1,299	1,426
0.690% due 12/15/2031 •		7,000	7,695

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marathon CLO Ltd.
1.391% due 04/15/2029 •	$6,385	$6,364

Massachusetts Educational Financing Authority
1.208% due 04/25/2038 •	13	13

MASTR Asset-Backed Securities Trust
0.507% due 01/25/2037 •	1,270	456
0.667% due 05/25/2037 •	2,182	2,132
0.677% due 11/25/2036 •	523	214
0.777% due 10/25/2036 •	293	181
0.937% due 03/25/2036 •	45	34
1.037% due 12/25/2035 •	30	30
1.207% due 10/25/2035 ^•	8,635	8,621
3.157% due 07/25/2034 •	219	216

MASTR Specialized Loan Trust
1.207% due 11/25/2035 •	693	683

Merrill Lynch Mortgage Investors Trust
0.567% due 07/25/2037 •	398	198
0.677% due 08/25/2037 •	2,603	1,588
0.957% due 07/25/2037 •	193	59
0.977% due 02/25/2037 •	693	274

MF1 Ltd.
1.800% due 02/19/2037 •	12,500	12,383
1.881% due 10/16/2036 •	12,800	12,557
2.181% due 10/16/2036 •	12,800	12,608

MFA Trust
2.363% due 03/25/2060 þ	1,476	1,445

MidOcean Credit CLO
1.530% due 02/20/2031 •	10,500	10,412

MKS CLO Ltd.
1.254% due 07/20/2030 ~	6,050	6,053

Morgan Stanley ABS Capital, Inc. Trust
0.537% due 11/25/2036 •	422	294
0.547% due 01/25/2037 •	301	171
0.567% due 12/25/2036 •	7,303	4,559
0.567% due 03/25/2037 •	599	307
0.587% due 10/25/2036 •	22	21
0.587% due 01/25/2037 ~	237	135
0.587% due 02/25/2037 •	3,367	2,666
0.592% due 11/25/2036 •	444	334
0.597% due 08/25/2036 ~	399	243
0.617% due 09/25/2036 •	647	341
0.637% due 03/25/2037 •	960	495
0.667% due 01/25/2037 •	217	124
0.672% due 03/25/2037 •	2,854	1,388
0.687% due 10/25/2036 •	615	381
0.687% due 11/25/2036 •	1,703	1,204
0.817% due 02/25/2037 •	3,044	1,235
0.957% due 04/25/2036 •	2,751	2,645
1.162% due 12/25/2034 •	25	24
1.312% due 03/25/2034 •	1,737	1,713
1.372% due 03/25/2035 •	93	93
1.387% due 07/25/2035 •	908	902
2.357% due 02/25/2047 •	122	116

Morgan Stanley Dean Witter Capital, Inc. Trust
1.437% due 02/25/2033 •	110	109

Morgan Stanley Home Equity Loan Trust
0.557% due 12/25/2036 •	1,055	628

Morgan Stanley Mortgage Loan Trust
0.637% due 12/25/2036 •	4,088	1,958
0.797% due 11/25/2036 •	30	11
1.177% due 04/25/2037 •	34	13

MP CLO Ltd.
1.131% due 10/18/2028 •	2,855	2,841

New Century Home Equity Loan Trust
1.237% due 03/25/2035 •	299	293
1.432% due 11/25/2034 •	377	375

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.787% due 10/25/2036 ^•	147	35
6.032% due 10/25/2036 ^þ	181	56

North Carolina State Education Assistance Authority
1.257% due 07/25/2039 •	220	219

NovaStar Mortgage Funding Trust
0.657% due 09/25/2037 •	409	400
0.777% due 10/25/2036 •	210	149
1.537% due 06/25/2035 •	58	58

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oaktree CLO Ltd.
1.401% due 07/15/2034 •		$6,500	$6,462

OCP CLO Ltd.
1.374% due 07/20/2029 •		323	322

Option One Mortgage Loan Trust
0.557% due 07/25/2036 •		4,015	2,234
0.587% due 07/25/2037 •		6,108	5,101
0.597% due 01/25/2037 •		5,051	3,554
0.597% due 03/25/2037 •		2,463	2,283
0.677% due 04/25/2037 •		621	511
0.677% due 05/25/2037 •		465	339
0.997% due 01/25/2036 •		1,626	1,584
1.237% due 02/25/2035 •		387	381

Ownit Mortgage Loan Trust
1.282% due 08/25/2036 •		8,755	8,629
1.357% due 10/25/2036 ^~		31	31

OZLM Ltd.
1.354% due 10/20/2031 •		3,950	3,894
1.704% due 07/20/2032 •		6,650	6,628
1.954% due 10/20/2031 •		1,485	1,466
1.954% due 07/20/2032 •		4,050	4,014

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029		3,674	3,600
2.030% due 10/15/2029		17,700	17,384

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	15,500	17,130

Palmer Square Loan Funding Ltd.
1.159% due 10/24/2027 ~		$383	382

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.507% due 10/25/2034 •		42	42
2.107% due 12/25/2034 •		1,350	1,369
2.182% due 02/25/2035 •		7,592	7,504
2.257% due 12/25/2034 •		34	34
2.332% due 12/25/2034 •		4,101	4,013

Popular ABS Mortgage Pass-Through Trust
0.787% due 07/25/2036 •		361	353
1.327% due 02/25/2036 •		3,675	3,565

PRET LLC
1.744% due 07/25/2051 þ		5,909	5,627
1.868% due 07/25/2051 þ		2,939	2,796
2.487% due 10/25/2051 þ		8,121	7,878

Pretium Mortgage Credit Partners LLC
2.240% due 09/27/2060 þ		1,707	1,649
3.721% due 07/25/2051 þ		10,462	10,284

RAAC Trust
0.967% due 08/25/2036 •		6	6

Renaissance Home Equity Loan Trust
1.557% due 09/25/2037 •		172	92
5.586% due 11/25/2036 þ		2,158	985
5.612% due 04/25/2037 þ		368	134

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		4,814	4,640

Residential Asset Mortgage Products Trust
0.817% due 08/25/2046 •		10,843	10,550
0.897% due 12/25/2035 •		18	17
1.057% due 03/25/2036 •		199	195
1.147% due 10/25/2035 •		140	140
1.707% due 10/25/2034 •		1,172	1,158
2.137% due 08/25/2035 •		8,584	8,481
2.182% due 08/25/2034 •		3,418	3,352

Residential Asset Securities Corp. Trust
0.727% due 08/25/2036 •		426	414
0.757% due 08/25/2036 •		6	6
1.037% due 06/25/2033 •		58	54
1.117% due 12/25/2035 •		2,760	2,717
1.342% due 12/25/2035 •		17,408	16,173
1.702% due 02/25/2035 •		4,966	4,924

Saxon Asset Securities Trust
0.757% due 09/25/2036 •		8,365	7,494

Sculptor CLO Ltd.
1.511% due 01/15/2031 •		7,000	6,975

Sculptor European CLO DAC
1.050% due 10/15/2034 •	EUR	10,510	11,499

Securitized Asset-Backed Receivables LLC Trust
0.617% due 08/25/2036 •		$2,293	931
0.797% due 08/25/2036 ^•		18	7
0.937% due 07/25/2036 •		823	433

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.102% due 10/25/2035 •		$2,570	$2,427
1.117% due 08/25/2035 ^•		45	35
1.177% due 10/25/2035 •		1,317	1,249
1.417% due 01/25/2036 ^•		349	327
1.507% due 03/25/2035 •		61	60

SG Mortgage Securities Trust
0.597% due 10/25/2036 •		128	123

SLM Student Loan Trust
1.758% due 04/25/2023 •		117	117

SMB Private Education Loan Trust
1.310% due 07/17/2051		9,701	9,229

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		1,098	1,083

Sound Point CLO Ltd.
1.238% due 07/25/2030 •		6,100	6,108
1.249% due 01/23/2029 •		5,420	5,406
1.304% due 10/20/2028 •		14,396	14,371

Soundview Home Loan Trust
0.537% due 06/25/2037 •		57	43
0.627% due 07/25/2037 •		263	243
0.627% due 08/25/2037 •		792	734
0.637% due 02/25/2037 •		2,255	776
0.657% due 06/25/2037 •		890	699
0.717% due 02/25/2037 •		129	45
0.922% due 02/25/2036 •		939	912
1.357% due 10/25/2037 •		328	295
1.757% due 10/25/2037 •		1,334	1,204

South Carolina Student Loan Corp.
1.523% due 09/03/2024 •		49	49

Specialty Underwriting & Residential Finance Trust
0.527% due 11/25/2037 •		2,522	1,685
0.757% due 06/25/2037 ~		39	27
0.757% due 09/25/2037 •		315	248
0.807% due 04/25/2037 •		3,406	2,717
1.057% due 12/25/2036 •		371	359

Structured Asset Investment Loan Trust
0.587% due 07/25/2036 •		30	25
0.607% due 09/25/2036 •		24	24
0.637% due 09/25/2036 •		7,277	5,103
1.077% due 01/25/2036 •		76	74
1.237% due 02/25/2035 •		1,152	1,140
1.387% due 06/25/2035 •		284	279
1.407% due 08/25/2033 •		253	250
3.607% due 08/25/2033 •		120	121

Structured Asset Securities Corp. Mortgage Loan Trust
0.592% due 07/25/2036 •		34	33
0.617% due 03/25/2036 •		10	9
0.767% due 08/25/2046 •		3,743	3,608
0.797% due 12/25/2036 •		42	41
0.877% due 02/25/2037 •		457	448
1.731% due 04/25/2035 •		2	2

Symphony CLO Ltd.
1.188% due 07/14/2026 •		295	294

Telos CLO Ltd.
1.191% due 04/17/2028 •		27	27

Theorem Funding Trust
1.210% due 12/15/2027		6,573	6,480
1.850% due 02/15/2028		13,277	13,121

TICP CLO Ltd.
1.094% due 04/20/2028 •		328	328

Tikehau CLO BV
0.870% due 08/04/2034 •	EUR	9,000	9,876

Towd Point Mortgage Trust
1.457% due 05/25/2058 •		$55	55
1.457% due 10/25/2059 •		76	76
2.900% due 10/25/2059 ~		913	898
3.000% due 01/25/2058 ~		220	220
3.000% due 11/25/2058 ~		241	241
3.207% due 10/25/2057 ~		1,031	986

Upstart Pass-Through Trust Series
3.800% due 04/20/2030 «		9,800	9,730

Upstart Securitization Trust
0.870% due 03/20/2031		3,426	3,395
3.120% due 03/20/2032 (c)		27,300	27,126
4.480% due 03/20/2032 (c)		12,000	11,782

Venture CLO Ltd.
1.121% due 04/15/2027 •		97	97
1.154% due 10/20/2028 •		8,370	8,339

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.274% due 04/20/2029 •		$1,441	$1,442
1.304% due 07/20/2030 •		4,400	4,398
1.354% due 01/20/2029 •		9,300	9,267
1.496% due 09/07/2030 •		11,400	11,396
1.538% due 08/28/2029 •		389	389

Vibrant CLO Ltd.
1.954% due 07/20/2032 •		9,125	9,123

WaMu Asset-Backed Certificates WaMu Trust
0.682% due 05/25/2037 •		121	115
0.697% due 05/25/2037 •		458	425

Washington Mutual Asset-Backed Certificates Trust
0.517% due 11/25/2036 •		736	320
0.612% due 08/25/2036 ~		2,337	2,246

Wellfleet CLO Ltd.
1.144% due 04/20/2029 •		8,089	8,090

Wells Fargo Home Equity Asset-Backed Securities Trust
1.207% due 12/25/2035 •		422	416

Total Asset-Backed Securities (Cost $943,696)			919,277

SOVEREIGN ISSUES 0.3%

Brazil Government International Bond
4.750% due 01/14/2050		995	836

Israel Government International Bond
1.250% due 11/30/2022	ILS	13,600	4,288

Saudi Government International Bond
3.450% due 02/02/2061		$4,100	3,645
4.000% due 04/17/2025		936	972
5.000% due 04/17/2049		269	307

Total Sovereign Issues (Cost $10,789)			10,048

		SHARES
PREFERRED SECURITIES 0.2%

FINANCIALS 0.2%

Banco Santander SA
6.750% due 04/25/2022 •(h)(i)		2,900,000	3,224

CaixaBank SA
6.000% due 07/18/2022 •(h)(i)		200,000	224
6.750% due 06/13/2024 •(h)(i)		1,000,000	1,168

JPMorgan Chase & Co.
3.769% (US0003M + 3.470%) due 07/30/2022 ~(h)		2,569,000	2,569
4.600% due 02/01/2025 •(h)		145,000	140

SL Green Realty Corp.
6.500% due 05/02/2022 (h)		26,950	680

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)		1,236,900	1,600

Truist Financial Corp.
4.950% due 09/01/2025 •(h)		302,000	310

Total Preferred Securities (Cost $10,409)			9,915

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 67.0%

REPURCHASE AGREEMENTS (k) 27.4%
			1,083,400

ISRAEL TREASURY BILLS 1.1%
(0.001)% due 06/08/2022 - 01/04/2023 (e)(f)	ILS	142,000	44,388

U.S. TREASURY BILLS 31.9%
0.278% due 04/07/2022 - 06/30/2022 (e)(f)(m)(o)		$1,259,600	1,258,889

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	27

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 6.6%
0.648% due 06/14/2022 - 07/26/2022 (e)(f)	$260,100	$259,588

Total Short-Term Instruments (Cost $2,646,886)		2,646,265

Total Investments in Securities (Cost $4,466,147)		4,393,922

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.4%

SHORT-TERM INSTRUMENTS 2.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.4%

PIMCO Short Asset Portfolio	558,560	$5,506

PIMCO Short-Term Floating NAV Portfolio III	9,378,997	91,070

Total Short-Term Instruments (Cost $96,708)		96,576

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $96,708)	$96,576

Total Investments 113.7% (Cost $4,562,855)	$4,490,498

Financial Derivative Instruments (l)(n) 2.2% (Cost or Premiums, net $15,950)	85,382

Other Assets and Liabilities, net (15.9)%	(625,974)

Net Assets 100.0%	$3,949,906

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$4,400	$4,084	0.11%
Deutsche Bank AG	3.035	05/28/2032	05/27/2021 - 06/16/2021	3,104	2,791	0.07
Oracle Corp.	3.950	03/25/2051	03/22/2021	3,694	3,246	0.08

				$11,198	$10,121	0.26%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.280%	03/31/2022	04/01/2022	$461,400	U.S. Treasury Notes 2.125% - 2.750% due 08/31/2025 - 05/31/2026	$(471,055)	$461,400	$461,404
BRC	0.280	04/01/2022	04/04/2022	479,700	U.S. Treasury Floating Rate Note 0.661% due 07/31/2022	(490,032)	479,700	479,700
FICC	0.240	03/31/2022	04/01/2022	142,300	U.S. Treasury Bonds 2.250% - 2.875% due 05/15/2049 - 08/15/2049	(145,146)	142,300	142,300

Total Repurchase Agreements						$(1,106,233)	$1,083,400	$1,083,404

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037	$44,300	$(44,008)	$(43,028)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	106,100	(101,440)	(98,503)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	84,000	(80,194)	(79,982)

Total Short Sales (5.6)%				$(225,642)	$(221,513)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$461,404	$0	$0	$461,404	$(471,055)	$(9,651)
BRC	479,700	0	0	479,700	(490,032)	(10,332)
FICC	142,300	0	0	142,300	(145,146)	(2,846)

Total Borrowings and Other Financing Transactions	$1,083,404	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2022	1,594	$337,803	$(4,409)	$262	$0
U.S. Treasury 10-Year Note June Futures	06/2022	965	118,574	(3,184)	241	0
U.S. Treasury 30-Year Bond June Futures	06/2022	295	44,268	(1,252)	184	0

				$(8,845)	$687	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	215	$(37,736)	$1,749	$50	$(357)
Euro-Buxl 30-Year Bond June Futures	06/2022	47	(9,681)	406	11	(150)
U.S. Treasury 5-Year Note June Futures	06/2022	1,221	(140,033)	3,526	0	(172)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	698	(123,633)	4,669	0	(741)

				$10,350	$61	$(1,420)

Total Futures Contracts				$1,505	$748	$(1,420)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2025	0.715%	$	500	$7	$(2)	$5	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.743		9,300	152	(54)	98	0	(3)
Boeing Co.	1.000	Quarterly	06/20/2023	0.822		7,700	19	0	19	0	(1)
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		4,300	(17)	(61)	(78)	0	(2)
Ford Motor Co.	5.000	Quarterly	06/20/2022	0.991		2,500	94	(68)	26	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	29

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
											Asset	Liability
General Electric Co.	1.000%	Quarterly	06/20/2026	0.703%	$		5,100	$34	$28	$62	$1	$0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791			500	6	(1)	5	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638			12,700	2,527	(662)	1,865	7	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.829		EUR	200	(19)	12	(7)	0	0
Stellantis NV	5.000	Quarterly	12/20/2026	1.378			6,100	1,407	(281)	1,126	1	0
Volkswagen International Finance NV	1.000	Quarterly	12/20/2025	0.798			24,300	298	(89)	209	3	0

								$4,508	$(1,178)	$3,330	$12	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$		32,800	$(1,133)	$(1,560)	$(2,693)	$0	$(35)
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026			1,200	110	(31)	79	0	0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026			6,700	602	(169)	433	0	(3)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027			1,300	65	9	74	0	(1)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026			224,500	3,334	580	3,914	0	(27)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027			124,300	1,774	259	2,033	0	(7)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026		EUR	232,900	5,037	(853)	4,184	0	(19)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027			75,700	1,150	20	1,170	9	(6)

							$10,939	$(1,745)	$9,194	$9	$(98)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	66,200	$(6,422)	$(814)	$(7,236)	$279	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		49,300	10,449	209	10,658	0	(553)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	$	13,450	83	(822)	(739)	14	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		75,450	(2,990)	(3,003)	(5,993)	99	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		10,950	228	(800)	(572)	34	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		58,570	(1,983)	(2,902)	(4,885)	192	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		48,700	1,097	(3,739)	(2,642)	0	(5)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		138,800	(8,152)	(7,503)	(15,655)	83	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		119,200	3,138	9,984	13,122	0	(291)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		44,400	8,997	907	9,904	0	(312)
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	68,300	(6,421)	(1,043)	(7,464)	476	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		25,000	3,018	765	3,783	0	(251)
Pay	UKRPI	3.475	Maturity	08/15/2030	GBP	25,600	(79)	(6,120)	(6,199)	0	(397)

							$963	$(14,881)	$(13,918)	$1,177	$(1,809)

Total Swap Agreements							$16,410	$(17,804)	$(1,394)	$1,198	$(1,913)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$748	$1,198	$1,946	$0	$(1,420)	$(1,922)	$(3,342)

(m)

Securities with an aggregate market value of $61,880 and cash of $6,233 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(9) for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022		DKK	63,378		$9,810	$384	$0
	05/2022		GBP	69,969		94,579	2,686	0
	05/2022		SEK	115,194		12,299	36	0
	05/2022			$10,812	CAD	13,765	197	0
	05/2022			3,275	EUR	2,947	2	(12)
	05/2022			9,846	GBP	7,395	0	(134)
	06/2022		HKD	78,359		$10,028	15	0
	06/2022			$182	ZAR	2,788	7	0

BPS	04/2022		DKK	98,260		$15,113	499	0
	05/2022		CAD	13,783		10,796	0	(228)
	05/2022		EUR	303,706		344,414	7,948	0
	05/2022		TWD	2,982		105	1	0
	05/2022			$2,711	EUR	2,453	6	0
	05/2022			11	IDR	151,729	0	0
	05/2022			67	TWD	1,873	0	(1)
	05/2022			2,074	ZAR	32,794	158	0
	06/2022		CLP	6,126		$8	0	0
	06/2022		ILS	2,429		747	0	(16)
	06/2022		SGD	2,099		1,539	0	(10)
	07/2022			$57,153	MXN	1,195,490	2,019	0
	08/2022		MXN	836,638		$38,088	0	(3,014)
	08/2022			$7,379	ZAR	117,705	543	0
	09/2022		TWD	1,856		$67	1	0
	11/2022			$659	ZAR	10,635	50	0

BRC	05/2022		JPY	362,200		$3,152	174	0
	05/2022			$1,478	EUR	1,317	0	(19)
	05/2022			1,036	GBP	773	0	(21)

CBK	04/2022		DKK	14,257		$2,226	106	0
	04/2022		MXN	22,054		1,016	0	(90)
	04/2022	«		$21	RUB	1,618	0	(2)
	05/2022		GBP	1,672		$2,274	78	0
	05/2022	«		$33	RUB	2,592	0	(3)
	05/2022		ZAR	32,794		$2,096	0	(136)
	06/2022		ILS	21,799		6,729	0	(114)
	08/2022		ZAR	117,705		7,486	0	(437)
	11/2022		ILS	13,767		4,371	13	0
	12/2022			57,105		18,316	233	(3)
	01/2023			37,194		11,775	0	(22)

GLM	04/2022			$1,226	DKK	8,070	0	(26)
	04/2022	«		168	RUB	12,864	0	(17)
	05/2022		KRW	221,515		$180	0	(3)
	05/2022		TWD	1,952		69	1	0
	05/2022			$15,403	EUR	14,015	124	0
	05/2022			5,802	JPY	670,100	0	(293)
	05/2022	«		92	RUB	7,089	0	(11)
	06/2022		MXN	337,336		$16,165	0	(580)
	06/2022		ZAR	10,806		705	0	(28)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	31

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
HUS	04/2022	«		$42	RUB	3,296	$0	$(3)
	05/2022		CHF	31,089		$33,676	0	(24)
	05/2022		EUR	10,779		11,981	157	(117)
	05/2022			$5,079	EUR	4,585	1	0
	05/2022			2,137	JPY	253,200	0	(55)

JPM	04/2022	«	RUB	26,959		$202	0	(115)
	05/2022		AUD	32,808		23,362	0	(1,204)
	05/2022		CNH	2,276		358	1	0
	05/2022		IDR	406,350		28	0	0
	05/2022		NOK	20,360		2,286	0	(25)
	05/2022	«	RUB	27,608		201	0	(114)
	05/2022			$1,215	GBP	933	10	0
	05/2022			8	INR	635	0	0
	05/2022			79	TWD	2,218	0	(1)
	09/2022		TWD	2,197		$79	2	0
	12/2022		ILS	25,905		8,400	196	0

MBC	04/2022		TRY	65,075		4,668	296	0
	05/2022		CNH	1,467		231	1	0
	05/2022		IDR	789,137		55	0	0
	05/2022			$9	INR	667	0	0

MYI	04/2022		BRL	15,420		$2,990	0	(248)
	04/2022		DKK	62,494		9,772	478	0
	04/2022			$2,955	BRL	15,420	284	0
	04/2022			44,095	DKK	298,464	292	0
	04/2022			4,629	TRY	65,075	0	(257)
	05/2022		JPY	9,136,405		$79,017	3,898	0
	05/2022		TWD	1,634		58	1	0
	05/2022			$418	BRL	2,081	15	0
	05/2022			1,825	EUR	1,638	0	(10)
	05/2022			40	IDR	572,024	0	0
	05/2022	«		37	RUB	2,896	0	(4)
	05/2022			32	TWD	905	0	0
	06/2022		SGD	1,465		$1,076	0	(5)
	07/2022		DKK	339,555		50,416	22	(278)
	09/2022		TWD	897		32	1	0

SCX	04/2022	«		$30	RUB	2,273	0	(3)
	05/2022		CNH	1,464		$230	0	0
	05/2022			$2,831	GBP	2,147	0	(12)
	05/2022			12	INR	933	0	0
	06/2022		SGD	1,428		$1,051	0	(3)

SOG	05/2022	«		$59	RUB	4,505	0	(7)
	06/2022		ILS	1,660		$510	0	(11)

UAG	04/2022		DKK	113,445		17,316	444	0
	04/2022	«		$88	RUB	6,908	0	(7)
	05/2022		CHF	1,321		$1,438	6	0
	05/2022	«		$134	RUB	10,525	0	(14)

Total Forward Foreign Currency Contracts							$21,386	$(7,737)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	241,600	$2,319	$5,277

Total Purchased Options							$2,319	$5,277

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	13,200	$(16)	$(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	11,300	(10)	(6)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	7,400	(11)	(8)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	07/20/2022	2,700	(28)	(18)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	5,100	(7)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	14,000	(29)	(13)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	15,400	(24)	(12)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	6,400	(29)	(9)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	7,500	(14)	(6)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	3,000	(21)	(11)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	1,700	(16)	(7)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	2,600	(27)	(10)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	1,400	(14)	(5)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	13,300	(17)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	7,100	(8)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	1,100	(6)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	3,000	(18)	(11)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	1,300	(9)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	5,100	(6)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	5,000	(7)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	11,500	(18)	(7)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	6,600	(9)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	6,500	(11)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	8,800	(40)	(12)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	6,500	(8)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	5,400	(7)	(6)

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	2,100	(13)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	9,600	(10)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	7,000	(12)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	16,200	(18)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	7,800	(12)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	1,900	(13)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	6,000	(10)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	6,300	(11)	(9)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	6,200	(9)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	8,200	(10)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	7,200	(11)	(5)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	2,100	(10)	(3)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	3,700	(37)	(16)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	2,200	(20)	(8)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	4,600	(46)	(15)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	4,300	(13)	(8)

MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	2,100	(12)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	2,600	(11)	(2)
	Put - OTC CDX.HY-37 5-Year Index	Sell	104.000	04/20/2022	5,500	(40)	(11)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	6,200	(12)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	13,800	(18)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	7,000	(14)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	14,200	(20)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	10,200	(16)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	5,500	(6)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	5,400	(6)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	6,300	(10)	(3)

						$(830)	$(317)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	483,200	$(2,319)	$(5,948)

Total Written Options							$(3,149)	$(6,265)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	33

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	0.925%	EUR 1,600	$370	$(102)	$268	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	ERAUSST Index	2,005	0.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/25/2022	$12,000	$0	$(1)	$0	$(1)
	Receive	ERAUSST Index	4,861	0.631% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/13/2022	27,538	0	1,547	1,547	0
	Receive	ERAEMLT Index	43,909	1.541% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/14/2022	150,849	0	13,173	13,173	0
	Receive	NDDUEAFE Index	585	0.110% (1-Month USD-LIBOR less a specified spread)	Monthly	10/12/2022	4,236	0	(1)	0	(1)
	Receive	RADMFXNT Index	2,384	0.210% (1-Month USD-LIBOR less a specified spread)	Monthly	10/12/2022	3,768	0	0	0	0
	Receive	RADMFXNT Index	111,099	0.961% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022	169,446	0	(139)	0	(139)
	Receive	RADMFXNT Index	99,112	0.320% (1-Month USD-LIBOR less a specified spread)	Monthly	02/08/2023	156,636	0	(55)	0	(55)
	Receive	ERADXULT Index	11,641	0.920% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023	25,422	0	(8)	0	(8)

BRC	Receive	NDDUEAFE Index	4,506	0.381% (1-Month USD-LIBOR less a specified spread)	Monthly	06/01/2022	30,582	0	2,033	2,033	0

CBK	Receive	NDDUEAFE Index	1,861	0.376% (1-Month USD-LIBOR less a specified spread)	Monthly	07/20/2022	12,631	0	840	840	0
	Receive	NDDUEAFE Index	15,578	0.381% (1-Month USD-LIBOR less a specified spread)	Monthly	08/03/2022	105,727	0	7,028	7,028	0

FAR	Receive	RU20INTR Index	2,760	0.284% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/21/2022	29,663	0	(22)	0	(22)
	Receive	RU20INTR Index	8,529	0.399% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/05/2022	89,583	0	2,026	2,026	0

JPM	Receive	ERAUSST Index	3,623	0.520% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/11/2022	21,683	0	(5)	0	(5)
	Receive	ERADXULT Index	116,848	0.911% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/15/2022	239,785	0	15,302	15,302	0
	Receive	ERAUSST Index	27,223	0.611% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/20/2022	156,051	0	6,835	6,835	0
	Receive	RADMFXNT Index	24,996	0.391% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/03/2022	39,503	0	(13)	0	(13)
	Receive	RADMFXNT Index	140,699	0.431% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/21/2022	222,359	0	(80)	0	(80)
	Receive	RADMFXNT Index	62,668	0.681% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/21/2022	95,580	0	(56)	0	(56)
	Receive	ERAUSST Index	16,271	0.441% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/05/2022	97,380	0	(35)	0	(35)
	Receive	ERAEMLT Index	19,104	1.270% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022	71,405	0	(33)	0	(33)
	Receive	RADMFXNT Index	13,959	0.670% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022	21,290	0	(5)	0	(5)
	Receive	ERADXULT Index	3,092	0.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/02/2022	6,752	0	(4)	0	(4)
	Receive	ERAEMLT Index	70,799	1.310% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/09/2022	264,625	0	(256)	0	(256)
	Receive	RADMFXNT Index	17,023	0.640% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/09/2022	25,975	0	(18)	0	(18)
	Receive	RADMFXNT Index	71,205	0.850% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/11/2023	108,600	0	(64)	0	(64)
	Receive	ERADXULT Index	92,021	0.840% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/08/2023	200,960	0	(113)	0	(113)
	Receive	ERADXULT Index	110,998	0.870% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/15/2023	242,403	0	(143)	0	(143)
	Receive	ERAEMLT Index	48,123	1.280% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/15/2023	179,869	0	(170)	0	(170)

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability

MEI	Receive	ERAEMLT Index	87,309	1.171% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/06/2022	$326,335	$0	$(323)	$0	$(323)
	Receive	NDDUEAFE Index	1,851	0.140% (1-Month USD-LIBOR less a specified spread)	Monthly	08/17/2022	13,402	0	(1)	0	(1)
	Receive	NDDUEAFE Index	3,783	0.381% (1-Month USD-LIBOR less a specified spread)	Monthly	08/24/2022	25,675	0	1,707	1,707	0
	Receive	ERADXULT Index	119,302	0.671% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/14/2022	260,538	0	(146)	0	(146)
	Receive	NDDUEAFE Index	23,257	0.376% (1-Month USD-LIBOR less a specified spread)	Monthly	09/21/2022	157,844	0	10,493	10,493	0
	Receive	ERAEMLT Index	9,890	1.330% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/11/2023	36,966	0	(36)	0	(36)
	Receive	ERAEMLT Index	7,193	1.200% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/29/2023	26,863	0	22	22	0

MYI	Receive	NDDUEAFE Index	27,108	0.361% (1-Month USD-LIBOR less a specified spread)	Monthly	05/18/2022	183,981	0	12,232	12,232	0

UAG	Receive	NDDUEAFE Index	9,611	0.176% (1-Month USD-LIBOR less a specified spread)	Monthly	07/13/2022	69,587	0	(21)	0	(21)
	Receive	NDDUEAFE Index	6,582	0.410% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/13/2022	47,656	0	(18)	0	(18)
	Receive	ERAUSST Index	9,480	0.631% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/01/2022	54,342	0	2,380	2,380	0
	Receive	RU20INTR Index	1,163	0.480% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/01/2023	12,500	0	(3)	0	(3)

								$0	$73,849	$75,618	$(1,769)

Total Swap Agreements								$370	$73,747	$75,886	$(1,769)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$3,327	$0	$0	$3,327	$(146)	$(70)	$0	$(216)	$3,111	$(2,870)	$241
BPS	11,225	0	14,720	25,945	(3,269)	(39)	(204)	(3,512)	22,433	(19,240)	3,193
BRC	174	0	2,033	2,207	(40)	(66)	0	(106)	2,101	(2,370)	(269)
CBK	430	5,277	7,868	13,575	(807)	(5,958)	0	(6,765)	6,810	(7,686)	(876)
FAR	0	0	2,026	2,026	0	0	(22)	(22)	2,004	(820)	1,184
GLM	125	0	0	125	(958)	0	0	(958)	(833)	913	80
GST	0	0	0	0	0	(32)	0	(32)	(32)	(630)	(662)
HUS	158	0	0	158	(199)	0	0	(199)	(41)	0	(41)
JPM	209	0	22,405	22,614	(1,459)	(61)	(995)	(2,515)	20,099	(29,488)	(9,389)
MBC	297	0	0	297	0	0	0	0	297	(150)	147
MEI	0	0	12,222	12,222	0	0	(506)	(506)	11,716	(10,830)	886
MYC	0	0	0	0	0	(39)	0	(39)	(39)	341	302
MYI	4,991	0	12,232	17,223	(802)	0	0	(802)	16,421	(18,306)	(1,885)
SCX	0	0	0	0	(18)	0	0	(18)	(18)	0	(18)
SOG	0	0	0	0	(18)	0	0	(18)	(18)	0	(18)
UAG	450	0	2,380	2,830	(21)	0	(42)	(63)	2,767	(5,490)	(2,723)

Total Over the Counter	$21,386	$5,277	$75,886	$102,549	$(7,737)	$(6,265)	$(1,769)	$(15,771)

(o)

Securities with an aggregate market value of $1,254 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	35

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$748	$748
Swap Agreements	0	21	0	0	1,177	1,198

	$0	$21	$0	$0	$1,925	$1,946

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,386	$0	$21,386
Purchased Options	0	0	0	0	5,277	5,277
Swap Agreements	0	268	75,618	0	0	75,886

	$0	$268	$75,618	$21,386	$5,277	$102,549

	$0	$289	$75,618	$21,386	$7,202	$104,495

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,420	$1,420
Swap Agreements	0	113	0	0	1,809	1,922

	$0	$113	$0	$0	$3,229	$3,342

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,737	$0	$7,737
Written Options	0	317	0	0	5,948	6,265
Swap Agreements	0	0	1,769	0	0	1,769

	$0	$317	$1,769	$7,737	$5,948	$15,771

	$0	$430	$1,769	$7,737	$9,177	$19,113

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4,590)	$(4,590)
Swap Agreements	0	9,228	0	0	(29,990)	(20,762)

	$0	$9,228	$0	$0	$(34,580)	$(25,352)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$34,171	$0	$34,171
Purchased Options	0	0	0	(17)	(16)	(33)
Written Options	0	1,486	0	1,346	784	3,616
Swap Agreements	0	94	(173,034)	0	(53)	(172,993)

	$0	$1,580	$(173,034)	$35,500	$715	$(135,239)

	$0	$10,808	$(173,034)	$35,500	$(33,865)	$(160,591)

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,979)	$(2,979)
Swap Agreements	0	(5,307)	0	0	(9,131)	(14,438)

	$0	$(5,307)	$0	$0	$(12,110)	$(17,417)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,540	$0	$3,540
Purchased Options	0	0	0	(145)	2,677	2,532
Written Options	0	286	0	(138)	(3,048)	(2,900)
Swap Agreements	0	(88)	84,006	0	0	83,918

	$0	$198	$84,006	$3,257	$(371)	$87,090

	$0	$(5,109)	$84,006	$3,257	$(12,481)	$69,673

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$249,966	$0	$249,966
Industrials	0	110,511	0	110,511
Utilities	0	26,847	0	26,847
Municipal Bonds & Notes
California	0	2,690	0	2,690
Illinois	0	515	0	515
Nebraska	0	26	0	26
New Jersey	0	422	0	422
Ohio	0	77	0	77
Pennsylvania	0	6	0	6
Texas	0	207	0	207
Washington	0	886	0	886
U.S. Government Agencies	0	11,496	0	11,496
U.S. Treasury Obligations	0	141,960	0	141,960
Non-Agency Mortgage-Backed Securities	0	262,808	0	262,808
Asset-Backed Securities	0	909,547	9,730	919,277
Sovereign Issues	0	10,048	0	10,048
Preferred Securities
Financials	680	9,235	0	9,915
Short-Term Instruments
Repurchase Agreements	0	1,083,400	0	1,083,400
Israel Treasury Bills	0	44,388	0	44,388
U.S. Treasury Bills	0	1,258,889	0	1,258,889
U.S. Treasury Cash Management Bills	0	259,588	0	259,588

	$680	$4,383,512	$9,730	$4,393,922

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$96,576	$0	$0	$96,576

Total Investments	$97,256	$4,383,512	$9,730	$4,490,498

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(221,513)	$0	$(221,513)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	61	1,885	0	1,946
Over the counter	0	102,549	0	102,549

	$61	$104,434	$0	$104,495

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(507)	(2,826)	0	(3,333)
Over the counter	0	(15,471)	(300)	(15,771)

	$(507)	$(18,297)	$(300)	$(19,104)

Total Financial Derivative Instruments	$(446)	$86,137	$(300)	$85,391

Totals	$96,810	$4,248,136	$9,430	$4,354,376

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	37

Schedule of Investments	PIMCO All Asset: Multi-Short PLUS Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.5%

CORPORATE BONDS & NOTES 2.1%

BANKING & FINANCE 1.8%

Bank of America Corp.
1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		$300	$303

Credit Suisse Group AG
7.500% due 12/11/2023 •(e)(f)		400	415

Equinix, Inc.
1.550% due 03/15/2028		100	88

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	150	167

Goldman Sachs Group, Inc.
2.124% (SOFRRATE + 1.850%) due 03/15/2028 ~		$400	410

Nykredit Realkredit AS
1.500% due 10/01/2053	DKK	7,700	1,033

Societe Generale SA
7.875% due 12/18/2023 •(e)(f)		$400	420

			2,836

INDUSTRIALS 0.3%

CVS Pass-Through Trust
6.943% due 01/10/2030		73	81

Magallanes, Inc.
4.054% due 03/15/2029		100	101
4.279% due 03/15/2032		400	402

			584

Total Corporate Bonds & Notes (Cost $3,482)			3,420

MUNICIPAL BONDS & NOTES 0.3%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		16	17

WASHINGTON 0.3%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040		380	471

Total Municipal Bonds & Notes (Cost $497)			488

U.S. GOVERNMENT AGENCIES 0.7%

Fannie Mae
0.537% due 09/25/2042 •		3	3
0.807% due 07/25/2037 •		5	5
0.837% due 07/25/2037 •		8	8
0.857% due 09/25/2035 ~		18	18
0.867% due 09/25/2035 •		38	38
1.057% due 01/25/2051 ~		14	15
1.177% due 06/25/2037 •		71	72
4.000% due 04/25/2041		587	585

Freddie Mac
0.777% due 03/15/2037 ~		68	68
1.097% due 08/15/2037 •		98	100
1.107% due 10/15/2037 •		16	17
1.117% due 05/15/2037 - 09/15/2037 •		115	117

U.S. Small Business Administration
4.430% due 05/01/2029		15	15

Total U.S. Government Agencies (Cost $1,116)			1,061

U.S. TREASURY OBLIGATIONS 1.7%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 02/15/2051		1,403	1,439
0.625% due 02/15/2043		107	120

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.750% due 02/15/2045	$119	$137
1.000% due 02/15/2046	73	89
1.375% due 02/15/2044	760	975

Total U.S. Treasury Obligations (Cost $2,815)		2,760

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.1%

Banc of America Mortgage Trust
2.697% due 07/25/2035 ^~	25	24

Bear Stearns Adjustable Rate Mortgage Trust
3.018% due 11/25/2034 ~	3	3

Bear Stearns ALT-A Trust
2.549% due 10/25/2035 ^~	125	117
2.874% due 09/25/2035 ^~	61	45

Chase Mortgage Finance Trust
2.787% due 12/25/2035 ^~	15	15
2.860% due 09/25/2036 ^~	23	21
6.000% due 12/25/2036	23	14

Countrywide Alternative Loan Trust
0.797% due 11/25/2036 «•	1	0
0.837% due 09/25/2046 ^•	128	125
1.017% due 02/25/2037 •	42	36

Countrywide Home Loan Mortgage Pass-Through Trust
2.505% due 02/20/2035 ~	1	1
2.696% due 11/25/2034 ~	27	27

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.117% due 02/25/2036 •	319	326

GSR Mortgage Loan Trust
2.654% due 11/25/2035 ~	1	1
2.910% due 09/25/2035 ~	1	1
3.142% due 11/25/2035 ^~	55	52
6.000% due 02/25/2036 ^	504	294
6.000% due 07/25/2037 ^	131	108

HarborView Mortgage Loan Trust
0.689% due 12/19/2036 ^•	284	289
0.789% due 12/19/2036 ^•	19	17
0.929% due 06/19/2035 •	120	119
3.250% due 06/19/2036 ^~	139	95

IndyMac INDX Mortgage Loan Trust
0.637% due 02/25/2037 ^•	158	155
2.987% due 06/25/2036 ~	284	281

JP Morgan Alternative Loan Trust
2.659% due 05/25/2036 ^~	135	97

JP Morgan Mortgage Trust
2.314% due 07/25/2035 ~	8	8
2.560% due 10/25/2036 ~	11	9
3.023% due 10/25/2036 ^~	68	57

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ	414	402

Lehman Mortgage Trust
6.000% due 09/25/2037 ^	101	99

MASTR Adjustable Rate Mortgages Trust
2.454% due 07/25/2035 ^~	18	17

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.837% due 12/15/2030 ~	3	3

Merrill Lynch Alternative Note Asset Trust
1.057% due 03/25/2037 •	180	62

Merrill Lynch Mortgage Investors Trust
2.033% due 05/25/2033 ~	2	2
2.898% due 09/25/2035 ^~	53	47

Mortgage Equity Conversion Asset Trust
2.020% due 05/25/2042 •	240	234

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ	5	3

Preston Ridge Partners Mortgage
3.720% due 02/25/2027 þ	394	387

Prime Mortgage Trust
6.000% due 06/25/2036 ^	18	17

Residential Accredit Loans, Inc. Trust
0.627% due 01/25/2037 •	248	221
0.757% due 02/25/2037 •	137	140
0.817% due 07/25/2036 •	448	223
0.827% due 08/25/2036 •	240	232

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.837% due 09/25/2036 ^•	$407	$421

Structured Adjustable Rate Mortgage Loan Trust
0.757% due 10/25/2035 •	1	1
1.541% due 01/25/2035 ^•	2	2
2.459% due 02/25/2034 ~	1	1

Thornburg Mortgage Securities Trust
3.261% due 06/25/2047 ^•	102	86

WaMu Mortgage Pass-Through Certificates Trust
1.723% due 10/25/2046 •	10	10
3.110% due 02/25/2037 ^~	40	39

Wells Fargo Mortgage-Backed Securities Trust
2.733% due 12/25/2036 ^~	53	52

Total Non-Agency Mortgage-Backed Securities (Cost $5,033)		5,038

ASSET-BACKED SECURITIES 7.5%

ACE Securities Corp. Home Equity Loan Trust
0.577% due 10/25/2036 •	1	1

Asset-Backed Securities Corp. Home Equity Loan Trust
1.417% due 07/25/2035 •	76	76

Bear Stearns Asset-Backed Securities Trust
0.697% due 06/25/2047 •	610	609

Citigroup Mortgage Loan Trust
0.617% due 12/25/2036 •	874	572
0.637% due 01/25/2037 •	1,111	938

Countrywide Asset-Backed Certificates
0.597% due 04/25/2047 •	147	143
0.997% due 03/25/2036 •	191	180

First Franklin Mortgage Loan Trust
0.777% due 04/25/2036 •	19	18

Fremont Home Loan Trust
0.617% due 08/25/2036 •	2,045	814

GSAMP Trust
0.507% due 12/25/2046 •	314	190

Long Beach Mortgage Loan Trust
0.757% due 05/25/2036 •	115	75
0.997% due 05/25/2046 ~	713	287

Massachusetts Educational Financing Authority
1.208% due 04/25/2038 •	27	27

MASTR Asset-Backed Securities Trust
0.507% due 01/25/2037 •	2,665	956
0.667% due 05/25/2037 •	1,010	987
1.037% due 12/25/2035 •	64	63

Merrill Lynch Mortgage Investors Trust
0.957% due 07/25/2037 •	405	124

Morgan Stanley ABS Capital, Inc. Trust
0.587% due 02/25/2037 •	1,063	732
0.592% due 11/25/2036 •	931	701
0.667% due 01/25/2037 •	454	261

Morgan Stanley Home Equity Loan Trust
0.557% due 12/25/2036 •	469	279

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029	300	295

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.107% due 12/25/2034 •	102	104

PRET LLC
1.744% due 07/25/2051 þ	364	346
1.868% due 07/25/2051 þ	284	271

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ	749	342

Residential Asset Mortgage Products Trust
2.137% due 08/25/2035 •	700	691

Residential Asset Securities Corp. Trust
0.757% due 08/25/2036 •	13	12

Securitized Asset-Backed Receivables LLC Trust
0.617% due 08/25/2036 •	388	157
0.937% due 07/25/2036 •	213	112
1.417% due 01/25/2036 ^•	364	342

SG Mortgage Securities Trust
0.597% due 10/25/2036 •	269	257

Soundview Home Loan Trust
1.357% due 10/25/2037 •	689	618

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Loan Trust
0.592% due 07/25/2036 •		$70	$70
0.797% due 12/25/2036 •		37	36

Theorem Funding Trust
1.210% due 12/15/2027		365	360

Total Asset-Backed Securities (Cost $12,679)			12,046

SOVEREIGN ISSUES 0.3%

Brazil Government International Bond
4.750% due 01/14/2050		420	353

Israel Government International Bond
1.250% due 11/30/2022	ILS	400	126

Total Sovereign Issues (Cost $560)			479

		SHARES
PREFERRED SECURITIES 0.2%

FINANCIALS 0.2%

JPMorgan Chase & Co.
3.769% (US0003M + 3.470%) due 07/30/2022 ~(e)		132,000	132

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(e)		81,275	105

Total Preferred Securities (Cost $243)			237

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 73.6%

REPURCHASE AGREEMENTS (g) 53.1%
			$85,200

ISRAEL TREASURY BILLS 0.8%
(0.031)% due 08/03/2022 - 01/04/2023 (a)(b)	ILS	4,100	1,283

U.S. TREASURY BILLS 8.9%
0.166% due 04/07/2022 - 04/19/2022 (a)(b)(i)(k)		$14,300	14,299

U.S. TREASURY CASH MANAGEMENT BILLS 10.8%
0.462% due 06/14/2022 (b)(c)		17,300	17,286

Total Short-Term Instruments (Cost $118,080)			118,068

Total Investments in Securities (Cost $144,505)			143,597

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.0%

SHORT-TERM INSTRUMENTS 11.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.0%

PIMCO Short Asset Portfolio	1,479,464	$14,585

PIMCO Short-Term Floating NAV Portfolio III	319,101	3,098

Total Short-Term Instruments (Cost $17,792)		17,683

Total Investments in Affiliates (Cost $17,792)		17,683

Total Investments 100.5% (Cost $162,297)		$161,280

Financial Derivative Instruments (h)(j) 0.3% (Cost or Premiums, net $1,270)		492

Other Assets and Liabilities, net (0.8)%		(1,263)

Net Assets 100.0%		$160,509

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
GSC	0.280%	03/31/2022	04/01/2022	$22,100	Fannie Mae 2.500% due 12/01/2051	$(22,781)	$22,100	$22,100
FICC	0.240	03/31/2022	04/01/2022	63,100	U.S. Treasury Bonds 3.000% 08/15/2048	(64,362)	63,100	63,100

Total Repurchase Agreements						$(87,143)	$85,200	$85,200

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	39

Schedule of Investments	PIMCO All Asset: Multi-Short PLUS Fund	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (6.7)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037	$2,200	$(2,185)	$(2,137)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	5,100	(4,868)	(4,735)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	4,000	(3,819)	(3,808)

Total Short Sales (6.7)%				$(10,872)	$(10,680)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
GSC	$22,100	$0	$0	$22,100	$(22,781)	$(681)
FICC	$63,100	$0	$0	$63,100	$(64,362)	$(1,262)

Total Borrowings and Other Financing Transactions	$85,200	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2022	50	$10,596	$(144)	$8	$0
U.S. Treasury 10-Year Note June Futures	06/2022	32	3,932	(112)	8	0
U.S. Treasury 30-Year Bond June Futures	06/2022	25	3,752	(114)	16	0

				$(370)	$32	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	06/2022	187	$(42,363)	$(2,612)	$558	$(3)
Euro-Bund 10-Year Bond June Futures	06/2022	11	(1,931)	62	2	(18)
Euro-Buxl 30-Year Bond June Futures	06/2022	1	(206)	9	0	(3)
U.S. Treasury 5-Year Note June Futures	06/2022	143	(16,400)	440	0	(20)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	15	(2,657)	76	0	(16)

				$(2,025)	$560	$(60)

Total Futures Contracts				$(2,395)	$592	$(60)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.743%	$	700	$12	$(5)	$7	$0	$0
Boeing Co.	1.000	Quarterly	06/20/2023	0.822		400	1	0	1	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	1.341		200	(1)	(2)	(3)	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2022	0.991		200	7	(5)	2	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.703		300	2	2	4	0	0

							$21	$(10)	$11	$0	$0

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026		$20,900	$287	$78	$365	$0	$(3)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		23,000	328	48	376	0	(1)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026	EUR	31,500	476	90	566	0	(3)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		7,700	117	2	119	1	(1)

						$1,208	$218	$1,426	$1	$(8)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	1,400	$(136)	$(17)	$(153)	$6	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		900	192	3	195	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	$	300	2	(19)	(17)	0	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		4,700	(239)	(134)	(373)	6	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		200	4	(14)	(10)	1	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		3,500	(155)	(137)	(292)	12	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		16,800	415	(1,327)	(912)	0	(2)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		10,800	(628)	(590)	(1,218)	7	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		6,000	(13)	673	660	0	(15)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		3,500	704	77	781	0	(25)
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	1,500	(136)	(28)	(164)	10	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		500	50	26	76	0	(5)
Pay	UKRPI	3.475	Maturity	08/15/2030	GBP	1,000	(7)	(235)	(242)	0	(15)

							$53	$(1,722)	$(1,669)	$42	$(72)

Total Swap Agreements							$1,282	$(1,514)	$(232)	$43	$(80)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$592	$43	$635	$0	$(60)	$(80)	$(140)

(i)

Securities with an aggregate market value of $3,693 and cash of $2,126 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	41

Schedule of Investments	PIMCO All Asset: Multi-Short PLUS Fund	(Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	05/2022	GBP	115		$153	$3	$0
	05/2022		$301	EUR	271	0	(1)

BPS	05/2022		245		222	1	0
	05/2022		80	ZAR	1,261	6	0
	07/2022		2,681	MXN	56,072	95	0
	08/2022	MXN	48,030		$2,187	0	(173)
	08/2022		$321	ZAR	5,128	24	0
	11/2022		14		223	1	0

CBK	04/2022	MXN	7,544		$348	0	(31)
	05/2022	CNH	42		6	0	0
	05/2022	EUR	434		495	14	0
	05/2022	ZAR	1,261		81	0	(5)
	06/2022	ILS	1,800		556	0	(9)
	08/2022		1,501		479	7	0
	08/2022	ZAR	5,128		326	0	(19)
	10/2022	ILS	300		96	1	0
	11/2022		1,005		321	3	0
	12/2022		900		287	2	0
	01/2023		800		253	0	0

GLM	05/2022	EUR	491		546	2	0
	05/2022		$406	EUR	369	3	0
	06/2022		559	ILS	1,800	6	0

HUS	05/2022		148	EUR	134	0	0

JPM	05/2022	CNH	26		$4	0	0

MBC	05/2022		27		4	0	0

MYI	04/2022	BRL	393		76	0	(7)
	04/2022		$75	BRL	393	7	0
	04/2022		904	DKK	6,116	6	0
	05/2022		1	BRL	5	0	0
	07/2022	DKK	6,943		$1,031	0	(6)

SCX	05/2022		$170	GBP	129	0	(1)

UAG	04/2022	DKK	7,050		$1,080	32	0

Total Forward Foreign Currency Contracts						$213	$(252)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	5,600	$54	$122

Total Purchased Options							$54	$122

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250%	04/20/2022	100	$ (1)	$ 0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	07/20/2022	400	(4)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	500	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	2,000	(3)	(2)

BPS	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	300	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	100	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	100	(1)	0

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	400	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	100	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	300	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	100	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	800	(2)	(1)

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950%	04/20/2022	300	$0	$0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	200	0	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	300	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	100	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	100	0	0

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	100	0	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	200	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	500	(5)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	200	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	1,600	(6)	(3)

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	100	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	1,600	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	100	0	0

						$(37)	$(17)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	10,900	$(52)	$(134)

Total Written Options							$(89)	$(151)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	0.925%	EUR 100	$23	$(6)	$17	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	S&P 500 Total Return Index	3,902	0.670% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	$37,176	$0	$15	$15	$0

UAG	Pay	S&P 500 Total Return Index	8,448	0.680% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/08/2023	80,488	0	33	33	0

								$0	$48	$48	$0

Total Swap Agreements								$23	$42	$65	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral pledged/ (received)	Net Exposure(7)
BOA	$3	$0	$15	$18	$(1)	$(6)	$0	$(7)	$11	$2,999	$3,010
BPS	127	0	0	127	(173)	(1)	0	(174)	(47)	0	(47)
BRC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
CBK	27	122	0	149	(64)	(134)	0	(198)	(49)	0	(49)
GLM	11	0	0	11	0	0	0	0	11	0	11
GST	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
JPM	0	0	17	17	0	(7)	0	(7)	10	0	10
MYC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
MYI	13	0	0	13	(13)	0	0	(13)	0	0	0
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
UAG	32	0	33	65	0	0	0	0	65	4,328	4,393

Total Over the Counter	$213	$122	$65	$400	$(252)	$(151)	$0	$(403)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	43

Schedule of Investments	PIMCO All Asset: Multi-Short PLUS Fund	(Cont.)

(k)

Securities with an aggregate market value of $7,327 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$558	$0	$34	$592
Swap Agreements	0	1	0	0	42	43

	$0	$1	$558	$0	$76	$635

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$213	$0	$213
Purchased Options	0	0	0	0	122	122
Swap Agreements	0	17	48	0	0	65

	$0	$17	$48	$213	$122	$400

	$0	$18	$606	$213	$198	$1,035

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$3	$0	$57	$60
Swap Agreements	0	8	0	0	72	80

	$0	$8	$3	$0	$129	$140

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$252	$0	$252
Written Options	0	17	0	0	134	151

	$0	$17	$0	$252	$134	$403

	$0	$25	$3	$252	$263	$543

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(16,275)	$0	$(25)	$(16,300)
Swap Agreements	0	506	0	0	(1,973)	(1,467)

	$0	$506	$(16,275)	$0	$(1,998)	$(17,767)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,122	$0	$1,122
Purchased Options	0	0	0	(2)	(19)	(21)
Written Options	0	108	0	116	90	314
Swap Agreements	0	6	(32,553)	0	(4)	(32,551)

	$0	$114	$(32,553)	$1,236	$67	$(31,136)

	$0	$620	$(48,828)	$1,236	$(1,931)	$(48,903)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(1,973)	$0	$(484)	$(2,457)
Swap Agreements	0	133	0	0	(1,227)	(1,094)

	$0	$133	$(1,973)	$0	$(1,711)	$(3,551)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(618)	$0	$(618)
Purchased Options	0	0	0	(12)	49	37
Written Options	0	1	0	(12)	(41)	(52)
Swap Agreements	0	(5)	7,468	0	0	7,463

	$0	$(4)	$7,468	$(642)	$8	$6,830

	$0	$129	$5,495	$(642)	$(1,703)	$3,279

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,836	$0	$2,836
Industrials	0	584	0	584
Municipal Bonds & Notes
Illinois	0	17	0	17
Washington	0	471	0	471
U.S. Government Agencies	0	1,061	0	1,061
U.S. Treasury Obligations	0	2,760	0	2,760
Non-Agency Mortgage-Backed Securities	0	5,038	0	5,038
Asset-Backed Securities	0	12,046	0	12,046
Sovereign Issues	0	479	0	479
Preferred Securities
Financials	0	237	0	237
Short-Term Instruments
Repurchase Agreements	0	85,200	0	85,200
Israel Treasury Bills	0	1,283	0	1,283
U.S. Treasury Bills	0	14,299	0	14,299
U.S. Treasury Cash Management Bills	0	17,286	0	17,286

	$0	$143,597	$0	$143,597

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$17,683	$0	$0	$17,683

Total Investments	$17,683	$143,597	$0	$161,280

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(10,680)	$0	$(10,680)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	560	75	0	635
Over the counter	0	400	0	400

	$560	$475	$0	$1,035

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(24)	(116)	0	(140)
Over the counter	0	(403)	0	(403)

	$(24)	$(519)	$0	$(543)

Total Financial Derivative Instruments	$536	$(44)	$0	$492

Totals	$18,219	$132,873	$0	$151,092

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	45

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 169.6%

CORPORATE BONDS & NOTES 4.4%

BANKING & FINANCE 4.4%

Ally Financial, Inc.
8.000% due 11/01/2031		$176	$221

American Tower Corp.
3.000% due 06/15/2023		39	39

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		46	41
3.950% due 07/01/2024		157	157

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		333	337

Crown Castle International Corp.
3.150% due 07/15/2023		666	671

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		254	254

HSBC Holdings PLC
6.000% due 03/29/2040	GBP	274	441

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	8,986	1,153
1.000% due 10/01/2050		34,706	4,519
1.000% due 10/01/2053		25,023	3,151
1.500% due 10/01/2053		26,717	3,561
2.000% due 10/01/2053		4,000	553

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~		$769	776
4.519% due 06/25/2024 •		488	496

Nissan Motor Acceptance Co. LLC
2.600% due 09/28/2022		39	39
3.450% due 03/15/2023		20	20

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	3,719	477
1.000% due 10/01/2050		45,593	5,926
1.500% due 10/01/2053		54,937	7,287

Nykredit Realkredit AS
0.500% due 10/01/2043		47,913	6,156
1.000% due 10/01/2050		116,049	15,078
1.000% due 10/01/2053		25,921	3,328
1.500% due 10/01/2053		330,842	44,095
2.000% due 10/01/2053		28,793	3,900

Realkredit Danmark AS
1.000% due 10/01/2050		38,786	5,046
1.000% due 10/01/2053		81,167	10,227
1.500% due 10/01/2053		105,544	14,099
2.000% due 10/01/2053		8,397	1,133
2.500% due 04/01/2047		2	0

UniCredit SpA
7.830% due 12/04/2023		$910	968

			134,149

INDUSTRIALS 0.0%

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		22	22

Charter Communications Operating LLC
4.464% due 07/23/2022		388	390

Discovery Communications LLC
2.950% due 03/20/2023		10	10

Energy Transfer LP
3.600% due 02/01/2023		20	20

Enterprise Products Operating LLC
3.350% due 03/15/2023		39	39

Komatsu Finance America, Inc.
2.437% due 09/11/2022		220	220

RELX Capital, Inc.
3.500% due 03/16/2023		20	20

TransCanada PipeLines Ltd.
3.750% due 10/16/2023		11	11

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		37	38

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VMware, Inc.
3.900% due 08/21/2027	$39	$40

		810

UTILITIES 0.0%

Duke Energy Corp.
2.400% due 08/15/2022	20	20

Verizon Communications, Inc.
2.355% due 03/15/2032	46	42
4.016% due 12/03/2029	285	296

		358

Total Corporate Bonds & Notes (Cost $158,274)		135,317

U.S. GOVERNMENT AGENCIES 2.6%

Fannie Mae
0.887% due 10/25/2036 •	2	2
0.907% due 08/25/2037 ~	61	61
1.304% due 09/01/2044 -10/01/2044 •	2	2
2.033% due 05/01/2038 •	310	324
2.125% due 04/24/2026	705	695

Freddie Mac
0.777% due 07/15/2036 •	22	22
0.847% due 05/15/2032 - 09/15/2042 •	172	172
0.997% due 12/15/2037 •	29	29
1.017% due 10/15/2037 •	42	42
1.745% due 09/01/2036 •	3	3
1.885% due 10/01/2036 •	5	5
2.000% due 07/01/2036 •	8	9

Ginnie Mae
0.224% due 10/16/2053 ~(a)	135	0
0.382% due 08/20/2068 •	732	717
0.531% due 10/20/2043 •	356	356
0.849% due 02/20/2049 •	517	519

U.S. Small Business Administration
4.840% due 05/01/2025	4	4
4.990% due 09/01/2024	3	3
5.160% due 02/01/2028	3	3
5.310% due 05/01/2027	5	5
5.510% due 11/01/2027	3	3
5.820% due 06/01/2026	4	4
5.870% due 07/01/2028	2	2
6.770% due 11/01/2028	5	5

Uniform Mortgage-Backed Security
3.500% due 02/01/2045	5	5
4.000% due 09/01/2048 - 04/01/2050	123	126

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2052	73,000	74,528

Total U.S. Government Agencies (Cost $79,057)		77,646

U.S. TREASURY OBLIGATIONS 106.6%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022	34,202	34,333
0.125% due 01/15/2023	52,438	54,271
0.125% due 07/15/2024	37,104	38,947
0.125% due 10/15/2024 (h)(j)	123,246	128,950
0.125% due 04/15/2025 (h)	160,721	168,043
0.125% due 10/15/2025 (h)	103,235	108,247
0.125% due 04/15/2026	69,740	72,924
0.125% due 07/15/2026	38,046	40,006
0.125% due 10/15/2026 (h)	282,454	297,031
0.125% due 01/15/2030 (h)	91,166	96,301
0.125% due 07/15/2030	104,268	110,661
0.125% due 01/15/2031	65,572	69,453
0.125% due 07/15/2031 (h)	273,417	291,048
0.125% due 01/15/2032 (h)	61,547	65,517
0.125% due 02/15/2051	28,296	29,018
0.125% due 02/15/2052	14,641	15,208
0.250% due 01/15/2025 (h)(j)(l)	93,393	97,964
0.250% due 07/15/2029	47,249	50,473

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 02/15/2050	$12,791	$13,452
0.375% due 07/15/2023 (j)	43,249	45,403
0.375% due 07/15/2025 (j)	36,979	39,119
0.375% due 01/15/2027	54,805	58,112
0.375% due 07/15/2027 (h)	75,002	79,924
0.500% due 04/15/2024 (h)	70,862	74,492
0.500% due 01/15/2028 (h)	98,217	105,118
0.625% due 04/15/2023 (h)	128,175	133,652
0.625% due 01/15/2024 (h)	104,394	109,815
0.625% due 01/15/2026	32,833	35,016
0.625% due 02/15/2043	38,065	42,521
0.750% due 07/15/2028 (h)	148,608	162,618
0.750% due 02/15/2042	35,913	41,082
0.750% due 02/15/2045 (h)	111,493	128,136
0.875% due 01/15/2029 (h)	92,605	102,308
0.875% due 02/15/2047	23,527	28,200
1.000% due 02/15/2046	64,294	78,343
1.000% due 02/15/2048	14,248	17,709
1.000% due 02/15/2049 (h)	4,427	5,543
1.375% due 02/15/2044 (h)(l)	66,522	85,366
1.750% due 01/15/2028	5,732	6,565
2.000% due 01/15/2026 (j)(l)	4,029	4,516
2.125% due 02/15/2040	15,545	22,002
2.125% due 02/15/2041	31,430	44,462
3.375% due 04/15/2032	116	163
3.875% due 04/15/2029 (l)	798	1,056

U.S. Treasury Notes
1.625% due 05/15/2026 (h)	3,123	3,014
2.000% due 02/15/2025 (h)(j)	3,096	3,053
2.750% due 02/15/2024 (h)	4,890	4,929

Total U.S. Treasury Obligations (Cost $3,312,961)		3,244,084

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Adjustable Rate Mortgage Trust
3.021% due 07/25/2035 ~	12	13

Alliance Bancorp Trust
0.937% due 07/25/2037 •	1,648	1,531

AREIT Trust
2.784% due 04/15/2037 •	81	81

BAMLL Commercial Mortgage Securities Trust
1.447% due 09/15/2038 •	700	688

Banc of America Funding Trust
2.818% due 05/20/2036 ^~	28	28

Bear Stearns Adjustable Rate Mortgage Trust
2.632% due 01/25/2035 ~	14	14
2.947% due 07/25/2036 ^~	13	12
3.020% due 01/25/2035 ~	7	7
3.318% due 02/25/2036 ^~	30	30

Bear Stearns ALT-A Trust
4.327% due 07/25/2035 ^~	70	57

Chase Mortgage Finance Trust
2.326% due 02/25/2037 ~	10	10
2.686% due 02/25/2037 ~	9	10
2.787% due 12/25/2035 ^~	2	2
5.500% due 12/25/2022 ^	41	22

Citigroup Mortgage Loan Trust
2.329% due 03/25/2034 ~	7	8
2.480% due 11/25/2035 •	4	4

Countrywide Alternative Loan Trust
5.500% due 04/25/2035	1,357	1,283
5.500% due 11/25/2035 ^	11	10
6.000% due 03/25/2037 ^	705	374
6.500% due 09/25/2037 ^	174	93

Countrywide Home Loan Mortgage Pass-Through Trust
2.672% due 08/20/2035 ^~	145	142
2.776% due 11/20/2034 ~	25	25
5.500% due 01/25/2035	22	22
6.000% due 04/25/2036	45	30

Countrywide Home Loan Reperforming REMIC Trust
0.797% due 06/25/2035 •	7	7

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
1.157% due 10/25/2035 ^•	48	27

Credit Suisse Mortgage Capital Certificates
3.779% due 10/26/2036 ~	3	2

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.911% due 04/25/2047 •		$142	$139

Eurosail PLC
1.972% due 06/13/2045 •	GBP	148	194

First Horizon Alternative Mortgage Securities Trust
2.734% due 04/25/2035 ~		$26	28
6.000% due 02/25/2037 ^		63	37

GCAT LLC
2.981% due 09/25/2025 þ		1,721	1,721

GSR Mortgage Loan Trust
2.766% due 09/25/2035 ~		2	2
2.798% due 11/25/2035 ~		9	9
2.871% due 01/25/2036 ^~		9	9
2.910% due 09/25/2035 ~		1	1

HarborView Mortgage Loan Trust
0.654% due 12/19/2036 •		897	832
0.709% due 03/19/2037 •		78	73
0.889% due 05/19/2035 •		50	48
1.069% due 11/19/2035 •		61	52
1.129% due 06/20/2035 ~		42	41

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	748	984

HomeBanc Mortgage Trust
0.997% due 10/25/2035 •		$2	2
1.117% due 10/25/2035 •		4	4

IndyMac INDA Mortgage Loan Trust
2.740% due 11/25/2035 ^~		16	13

IndyMac INDX Mortgage Loan Trust
0.877% due 07/25/2036 •		95	93
1.017% due 07/25/2035 •		407	322

JP Morgan Alternative Loan Trust
0.857% due 06/25/2037 ~		933	451
6.810% due 08/25/2036 ^þ		183	177

JP Morgan Mortgage Trust
2.314% due 07/25/2035 ~		5	5

MASTR Adjustable Rate Mortgages Trust
2.759% due 11/21/2034 ~		13	13

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.137% due 09/15/2030 •		8	9

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.877% due 06/15/2030 •		1	1

Merrill Lynch Mortgage Investors Trust
2.054% due 12/25/2034 ~		6	6
3.037% due 06/25/2035 ~		18	18

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		734	719

Residential Accredit Loans, Inc. Trust
6.000% due 09/25/2036		20	18
6.000% due 09/25/2036 ^		53	48

Residential Asset Securitization Trust
0.857% due 05/25/2035 •		158	112
5.750% due 03/25/2037 ^		51	24
6.500% due 09/25/2036 ^		902	460

Structured Adjustable Rate Mortgage Loan Trust
1.181% due 11/25/2034 •		65	63
3.031% due 03/25/2036 ^~		25	22

Structured Asset Mortgage Investments Trust
0.877% due 05/25/2036 •		7	7
1.129% due 05/19/2035 •		5	4

Thornburg Mortgage Securities Trust
3.311% due 03/25/2037 ^•		233	214

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •	GBP	1,281	1,690

WaMu Mortgage Pass-Through Certificates Trust
1.197% due 11/25/2034 •		$20	19
1.197% due 01/25/2045 •		32	32
1.257% due 01/25/2045 ~		24	24
2.402% due 10/25/2034 ~		3	3
2.610% due 06/25/2034 ~		3	3
2.748% due 01/25/2035 ~		4	4
3.059% due 08/25/2036 ^~		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		$11	$10

Wells Fargo Mortgage-Backed Securities Trust
2.885% due 04/25/2036 ~		21	21

Total Non-Agency Mortgage-Backed Securities (Cost $13,567)			13,314

ASSET-BACKED SECURITIES 8.8%

ACE Securities Corp. Home Equity Loan Trust
1.327% due 05/25/2035 •		92	91
1.357% due 12/25/2034 •		52	50
1.582% due 04/25/2035 •		2,000	1,937
2.257% due 06/25/2034 •		4	4

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	1,000	1,098

American Money Management Corp. CLO Ltd.
1.111% due 04/17/2029 •		$4,573	4,570
1.316% due 11/10/2030 •		800	790

Anchorage Capital CLO Ltd.
1.291% due 07/15/2030 •		3,400	3,400
1.399% due 07/22/2032 •		5,600	5,568

Apex Credit CLO Ltd.
1.918% due 09/20/2029 ~		9,200	9,150

Apidos CLO
1.141% due 07/18/2029 •		600	595
1.171% due 07/17/2030 •		1,000	999

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	2,873	3,165

Ares CLO Ltd.
1.111% due 01/15/2029 •		$9,658	9,592
1.309% due 04/22/2031 •		5,600	5,558

Argent Mortgage Loan Trust
0.937% due 05/25/2035 •		85	79

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	2,400	2,633

Asset-Backed Securities Corp. Home Equity Loan Trust
0.687% due 11/25/2036 •		$727	705

ASSURANT CLO Ltd.
1.294% due 10/20/2031 •		1,000	993

Atrium Corp.
1.089% due 04/22/2027 •		316	314

Bain Capital Euro DAC
0.740% due 01/20/2032 •	EUR	2,000	2,195

Barings CLO Ltd.
1.324% due 01/20/2032 •		$1,600	1,587

Bear Stearns Asset-Backed Securities Trust
1.117% due 02/25/2036 •		946	910
1.457% due 09/25/2046 •		37	34

Benefit Street Partners CLO Ltd.
1.271% due 01/17/2032 •		2,000	1,984
1.321% due 07/15/2032 •		7,100	7,047

Birch Grove CLO Ltd.
1.956% due 06/15/2031 •		4,900	4,880

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	1,600	1,747

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •		2,528	2,785
0.910% due 01/15/2033 •		1,700	1,850

BNC Mortgage Loan Trust
0.777% due 11/25/2036 •		$1,166	1,145

Cairn CLO DAC
0.600% due 04/30/2031 •	EUR	3,200	3,526
0.780% due 10/15/2031 •		2,300	2,515

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		3,100	3,399

Carlyle Global Market Strategies CLO Ltd.
1.409% due 08/14/2030 •		$1,900	1,901

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •		2,300	2,285

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •		140	140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
0.727% due 05/25/2037 •		$2,400	$2,249
1.162% due 03/25/2037 •		4,100	3,953

Citigroup Mortgage Loan Trust, Inc.
0.952% due 10/25/2036 •		254	247

Countrywide Asset-Backed Certificates
0.597% due 05/25/2035 •		398	391
0.597% due 07/25/2037 •		86	82
0.647% due 11/25/2037 •		3,230	3,103
0.657% due 09/25/2037 •		22	20
0.707% due 03/25/2037 •		235	227
0.937% due 05/25/2036 •		846	744
1.492% due 12/25/2035 •		286	282
5.805% due 04/25/2036 ^~		105	96

Countrywide Asset-Backed Certificates Trust
2.182% due 11/25/2034 •		2,920	2,897

Countrywide Asset-Backed Certificates Trust, Inc.
1.237% due 11/25/2034 •		19	18
1.312% due 08/25/2034 •		5	5

Crestline Denali CLO Ltd.
1.284% due 04/20/2030 •		5,100	5,095
1.399% due 10/23/2031 •		3,200	3,158

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	1,000	1,094
0.650% due 10/15/2031 •		1,000	1,096
0.780% due 08/15/2032 •		1,600	1,759

Dryden Euro CLO BV
0.660% due 04/15/2033 •		1,500	1,641

Dryden Euro CLO DAC
0.860% due 05/15/2034 ~		1,900	2,089

Dryden Senior Loan Fund
1.221% due 04/15/2028 •		$2,400	2,393
1.516% due 05/15/2031 •		500	497

Elevation CLO Ltd.
1.208% due 10/25/2030 •		9,100	9,024

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	300	328

First Franklin Mortgage Loan Trust
1.162% due 11/25/2036 •		$568	556
1.327% due 09/25/2035 •		807	803

Fremont Home Loan Trust
0.592% due 10/25/2036 •		124	117
0.597% due 01/25/2037 •		209	133
0.697% due 10/25/2036 ~		702	372
1.297% due 03/25/2035 •		1,701	1,570

GoldenTree Loan Management U.S. CLO Ltd.
1.164% due 11/20/2030 •		2,000	1,980

GSAMP Trust
0.657% due 11/25/2036 •		97	56
1.192% due 09/25/2035 ^•		8	8
1.432% due 03/25/2035 ^•		118	114

Halseypoint Clo Ltd.
1.354% due 07/20/2031 •		800	798

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	3,000	3,286
0.680% due 10/20/2031 •		1,800	1,967

Home Equity Mortgage Loan Asset-Backed Trust
0.677% due 04/25/2037 •		$109	91

HSI Asset Securitization Corp. Trust
0.997% due 02/25/2036 •		85	84

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.507% due 11/25/2034 •		22	21

IndyMac INDB Mortgage Loan Trust
0.597% due 07/25/2036 •		933	339

Jubilee CLO DAC
0.600% due 04/15/2030 •	EUR	2,800	3,071
0.610% due 04/15/2030 •		3,300	3,621
0.650% due 04/15/2031 •		800	874

KKR CLO Ltd.
1.191% due 07/15/2030 •		$1,000	989

LCM LP
1.254% due 07/20/2030 •		1,900	1,880

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	47

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		$861	$621

Lehman XS Trust
5.022% due 06/25/2036 þ		259	269

LoanCore Issuer Ltd.
1.527% due 05/15/2036 •		129	128
1.697% due 07/15/2036 •		900	892

Long Beach Mortgage Loan Trust
0.577% due 08/25/2036 •		78	38

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	1,999	2,193

Marathon CLO Ltd.
1.391% due 04/15/2029 •		$2,429	2,421

Massachusetts Educational Financing Authority
1.208% due 04/25/2038 •		59	59

MASTR Asset-Backed Securities Trust
0.797% due 06/25/2036 •		249	236

Merrill Lynch Mortgage Investors Trust
0.877% due 02/25/2037 •		1,424	558
1.177% due 10/25/2035 •		1,223	1,172
1.177% due 05/25/2036 •		13	13

MidOcean Credit CLO
1.229% due 01/29/2030 •		1,500	1,491
1.530% due 02/20/2031 •		300	297

Morgan Stanley ABS Capital, Inc. Trust
0.587% due 10/25/2036 •		626	585
1.357% due 05/25/2034 •		1,775	1,714
1.492% due 07/25/2035 •		729	723

Mountain View CLO LLC
1.281% due 01/16/2031 •		7,000	6,963

Mountain View CLO Ltd.
1.064% due 10/13/2027 •		136	135

MP CLO Ltd.
1.131% due 10/18/2028 •		5,120	5,094

North Carolina State Education Assistance Authority
1.257% due 07/25/2039 •		374	372

NovaStar Mortgage Funding Trust
1.162% due 01/25/2036 •		211	210

Octagon Investment Partners Ltd.
1.395% due 02/14/2031 •		1,000	990

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.217% due 12/25/2035 •		517	516

Option One Mortgage Loan Trust
0.597% due 01/25/2037 •		233	179
0.597% due 03/25/2037 •		193	144
0.697% due 04/25/2037 •		3,050	1,809

Ownit Mortgage Loan Trust
0.737% due 09/25/2037 •		5,316	4,932

OZLM Ltd.
1.354% due 10/20/2031 •		300	296
1.489% due 05/16/2030 •		600	600

Palmer Square CLO Ltd.
1.248% due 10/17/2031 •		500	492

Palmer Square Loan Funding Ltd.
1.054% due 07/20/2029 •		1,929	1,924

Renaissance Home Equity Loan Trust
1.317% due 06/25/2033 •		1,744	1,652
1.557% due 09/25/2037 •		801	425
5.294% due 01/25/2037 þ		7,311	3,253

Residential Asset Securities Corp. Trust
0.737% due 09/25/2036 •		2,185	2,139
0.937% due 08/25/2036 •		361	332

Romark CLO Ltd.
1.289% due 10/23/2030 •		900	894

Saranac CLO Ltd.
1.646% due 08/13/2031 •		3,900	3,887

Saxon Asset Securities Trust
0.767% due 09/25/2037 •		84	82

Sculptor CLO Ltd.
1.511% due 01/15/2031 •		3,400	3,388

Securitized Asset-Backed Receivables LLC Trust
0.957% due 05/25/2036 •		970	637
1.132% due 10/25/2035 •		3,447	3,413

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
1.758% due 04/25/2023 •		$199	$200

Sound Point CLO Ltd.
1.238% due 07/25/2030 •		1,300	1,302
1.249% due 01/23/2029 •		2,635	2,628
1.304% due 10/20/2028 •		2,163	2,159

Soundview Home Loan Trust
0.657% due 06/25/2037 •		811	637
1.407% due 10/25/2037 •		108	97

Specialty Underwriting & Residential Finance Trust
0.657% due 04/25/2037 •		3,417	2,678
0.777% due 09/25/2037 •		11,971	7,678

Structured Asset Securities Corp. Mortgage Loan Trust
1.027% due 10/25/2036 •		234	231
1.731% due 04/25/2035 •		7	7

TCI-Symphony CLO Ltd.
1.264% due 10/13/2032 •		7,200	7,140

TCW CLO Ltd.
1.228% due 04/25/2031 •		4,000	3,962

TICP CLO Ltd.
1.094% due 04/20/2028 •		2,101	2,095

Tikehau CLO BV
0.870% due 08/04/2034 •	EUR	1,500	1,646

Venture CLO Ltd.
1.121% due 04/15/2027 •		$772	772
1.121% due 07/15/2027 •		56	56
1.154% due 10/20/2028 •		627	624
1.244% due 07/20/2030 •		5,800	5,801
1.304% due 07/20/2030 •		3,500	3,499
1.354% due 01/20/2029 •		2,900	2,890
1.496% due 09/07/2030 •		800	800

Vibrant CLO Ltd.
1.294% due 09/15/2030 •		1,900	1,897

Voya CLO Ltd.
1.241% due 10/15/2030 •		1,000	989

Wellfleet CLO Ltd.
1.144% due 07/20/2029 •		1,344	1,337

Wells Fargo Home Equity Asset-Backed Securities Trust
2.857% due 12/25/2034 •		137	138

Wind River CLO Ltd.
1.291% due 07/18/2031 •		797	792

Total Asset-Backed Securities (Cost $272,572)			266,662

SOVEREIGN ISSUES 4.7%

Australia Government International Bond
3.000% due 09/20/2025 (e)	AUD	2,019	1,686

Canada Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	1,102	1,078

Denmark Government International Bond
0.100% due 11/15/2023 (e)	DKK	3,851	619

France Government International Bond
0.100% due 07/25/2031 (e)	EUR	4,623	6,053
0.250% due 07/25/2024 (e)		9,840	12,019
2.100% due 07/25/2023 (e)		554	670

Italy Buoni Poliennali Del Tesoro
0.100% due 05/15/2033 (e)		16,577	19,080
0.400% due 05/15/2030 (e)		22,585	27,112
1.400% due 05/26/2025 (e)		33,320	40,110

Japan Government International Bond
0.005% due 03/10/2031 (e)	JPY	50,584	438
0.100% due 03/10/2028 (e)		595,911	5,142
0.100% due 03/10/2029 (e)		1,986,091	17,179

Mexico Government International Bond
4.500% due 11/22/2035 (e)	MXN	1,449	78

New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	401	292
3.000% due 09/20/2030 (e)		2,944	2,357

Peru Government International Bond
5.940% due 02/12/2029	PEN	659	174

Qatar Government International Bond
3.875% due 04/23/2023		$352	359

Saudi Government International Bond
4.000% due 04/17/2025		601	624

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Kingdom Gilt
1.250% due 11/22/2027 (e)	GBP	4,256	$7,164

Total Sovereign Issues (Cost $145,265)			142,234

		SHARES
COMMON STOCKS 0.7%

CONSUMER DISCRETIONARY 0.4%

Hilton Worldwide Holdings, Inc. (b)		34,800	5,281

Marriott International, Inc. ‘A’ (b)		33,800	5,940

			11,221

REAL ESTATE 0.3%

CBRE Group, Inc. ‘A’ (b)		51,757	4,737

Howard Hughes Corp. (b)		51,229	5,308

			10,045

Total Common Stocks (Cost $19,739)			21,266

PREFERRED SECURITIES 0.0%

FINANCIALS 0.0%

Bank of America Corp.
5.875% due 03/15/2028 •(f)		223,000	225

Total Preferred Securities (Cost $239)			225

REAL ESTATE INVESTMENT TRUSTS 19.9%

REAL ESTATE 19.9%

Agree Realty Corp.		101,537	6,738

Alexandria Real Estate Equities, Inc.		117,519	23,651

American Assets Trust, Inc.		141,438	5,359

American Campus Communities, Inc.		184,045	10,301

American Homes 4 Rent ‘A’		279,279	11,179

American Tower Corp.		47,370	11,900

Apartment Income REIT Corp.		103,777	5,548

AvalonBay Communities, Inc.		65,629	16,300

Camden Property Trust		61,790	10,269

Crown Castle International Corp.		56,264	10,386

CubeSmart		223,808	11,645

Digital Realty Trust, Inc.		102,164	14,487

Duke Realty Corp.		234,328	13,605

Equinix, Inc.		7,545	5,595

Equity LifeStyle Properties, Inc.		208,952	15,981

Equity Residential		166,304	14,954

Essex Property Trust, Inc.		42,699	14,752

Extra Space Storage, Inc.		51,457	10,580

First Industrial Realty Trust, Inc.		110,258	6,826

Gaming & Leisure Properties, Inc.		182,506	8,565

Healthcare Realty Trust, Inc.		230,686	6,339

Healthpeak Properties, Inc.		514,259	17,654

Host Hotels & Resorts, Inc.		1,016,606	19,753

Hudson Pacific Properties, Inc.		311,967	8,657

InvenTrust Properties Corp.		231,200	7,116

Invitation Homes, Inc.		696,837	27,999

Kilroy Realty Corp.		111,299	8,505

Life Storage, Inc.		121,450	17,055

Medical Properties Trust, Inc.		232,715	4,920

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

	SHARES	MARKET VALUE (000S)

MGM Growth Properties LLC	593,067	$22,952

Mid-America Apartment Communities, Inc.	45,477	9,525

Paramount Group, Inc.	445,500	4,860

Prologis, Inc.	189,794	30,648

PS Business Parks, Inc.	49,263	8,280

Public Storage	73,518	28,693

Regency Centers Corp.	90,047	6,424

Retail Opportunity Investments Corp.	319,786	6,201

Rexford Industrial Realty, Inc.	86,712	6,468

Ryman Hospitality Properties, Inc.	140,700	13,053

Safehold, Inc.	61,578	3,414

SBA Communications Corp.	31,197	10,735

Simon Property Group, Inc.	73,594	9,682

SITE Centers Corp.	609,695	10,188

Sun Communities, Inc.	86,266	15,122

Sunstone Hotel Investors, Inc.	565,082	6,657

Terreno Realty Corp.	89,832	6,652

UDR, Inc.	195,461	11,214

Ventas, Inc.	217,148	13,411

VICI Properties, Inc.	517,570	14,730

Welltower, Inc.	55,577	5,343

WP Carey, Inc.	160,188	12,950

Total Real Estate Investment Trusts (Cost $499,754)		603,821

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 21.5%

REPURCHASE AGREEMENTS (g) 2.7%
		$81,400

U.S. TREASURY BILLS 15.4%
0.283% due 04/07/2022 - 06/30/2022 (c)(d)(j)(l)	$467,200	466,984

U.S. TREASURY CASH MANAGEMENT BILLS 3.4%
0.516% due 05/24/2022 - 07/26/2022 (c)(d)	104,900	104,761

Total Short-Term Instruments (Cost $653,123)		653,145

Total Investments in Securities (Cost $5,154,551)		5,157,714

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	12,877	$125

Total Short-Term Instruments (Cost $125)		125

Total Investments in Affiliates (Cost $125)		125

Total Investments 169.6% (Cost $5,154,676)		$5,157,839

Financial Derivative Instruments (i)(k) 2.2% (Cost or Premiums, net $(659))		66,486

Other Assets and Liabilities, net (71.8)%		(2,182,296)

Net Assets 100.0%		$3,042,029

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.280%	03/31/2022	04/01/2022	$81,400	U.S. Treasury Bonds 3.125% due 02/15/2043	$(83,215)	$81,400	$81,401

Total Repurchase Agreements						$(83,215)	$81,400	$81,401

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	49

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.320%	03/23/2022	04/13/2022	$(40,422)	$(40,426)
	0.330	03/17/2022	04/07/2022	(109,117)	(109,132)
	0.330	03/18/2022	04/14/2022	(298,524)	(298,563)
	0.340	03/17/2022	04/18/2022	(103,470)	(103,485)
GRE	0.320	03/14/2022	04/14/2022	(307,544)	(307,593)
	0.320	03/28/2022	04/04/2022	(34,556)	(34,557)
	0.340	03/17/2022	04/08/2022	(346,861)	(346,910)
	0.340	03/22/2022	04/05/2022	(123,594)	(123,605)
SGY	0.150	01/12/2022	04/12/2022	(180,116)	(180,175)
	0.150	03/18/2022	04/12/2022	(74,315)	(74,319)
	0.150	03/29/2022	04/11/2022	(167,639)	(167,641)

Total Reverse Repurchase Agreements					$(1,786,406)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BOS	0.330%	03/31/2022	04/01/2022	$(65,872)	$(65,872)
	0.360	03/31/2022	04/01/2022	(8,355)	(8,355)
MSC	0.340	03/15/2022	04/05/2022	(8,516)	(8,518)

Total Sale-Buyback Transactions					$(82,745)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.3)%
Uniform Mortgage-Backed Security, TBA	2.500%	05/01/2052	$4,600	$(4,391)	$(4,380)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2052	5,600	(5,456)	(5,478)

Total Short Sales (0.3)%				$(9,847)	$(9,858)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$81,401	$(551,606)	$0	$(470,205)	$467,145	$(3,060)
GRE	0	(812,665)	0	(812,665)	810,076	(2,589)
SGY	0	(422,135)	0	(422,135)	420,995	(1,140)

Master Securities Forward Transaction Agreement
BOS	0	0	(74,227)	(74,227)	73,846	(381)
MSC	0	0	(8,518)	(8,518)	8,326	(192)

Total Borrowings and Other Financing Transactions	$81,401	$(1,786,406)	$(82,745)

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(1,786,406)	$0	$0	$(1,786,406)

Total	$0	$(1,786,406)	$0	$0	$(1,786,406)

Sale-Buyback Transactions
U.S. Treasury Obligations	(74,227)	(8,518)	0	0	(82,745)

Total	$(74,227)	$(8,518)	$0	$0	$(82,745)

Total Borrowings	$(74,227)	$(1,794,924)	$0	$0	$(1,869,151)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(1,869,151)

(h)	Securities with an aggregate market value of $1,863,602 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(1,312,238) at a weighted average interest rate of 0.079%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month EURIBOR March Futures	03/2023	1,083	$297,406	$(2,929)	$359	$(210)
California Carbon Allowance Vintage December Futures	12/2022	714	22,198	(25)	0	(228)
Call Options Strike @ EUR 115.000 on Euro-Schatz Bond June 2022 Futures (1)	05/2022	914	5	(1)	0	0
Call Options Strike @ EUR 115.200 on Euro-Schatz Bond June 2022 Futures (1)	05/2022	2,005	11	(2)	0	0
Call Options Strike @ EUR 149.000 on Euro-Bobl Bond June 2022 Futures (1)	05/2022	626	3	(1)	0	0
Call Options Strike @ EUR 150.000 on Euro-Bobl Bond June 2022 Futures (1)	05/2022	238	1	0	0	0
Call Options Strike @ EUR 151.000 on Euro-BTP Bond May 2022 Futures (1)	04/2022	385	4	0	0	0
Call Options Strike @ EUR 184.000 on Euro-Bund June 2022 Futures (1)	05/2022	190	2	0	0	0
Call Options Strike @ EUR 185.000 on Euro-Bund June 2022 Futures (1)	05/2022	266	3	0	0	0
U.S. Treasury 30-Year Bond June Futures	06/2022	17	2,551	25	11	0
United Kingdom Long Gilt June Futures	06/2022	171	27,232	(73)	94	(27)
WTI Crude December Futures	11/2022	382	34,227	9,336	0	(1,245)

				$6,330	$464	$(1,710)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude December Futures	10/2022	382	$(36,485)	$(10,152)	$1,119	$0
Euro-Bobl June Futures	06/2022	786	(112,045)	2,071	313	(661)
Euro-BTP Italy Government Bond June Futures	06/2022	522	(75,725)	2,709	66	(534)
Euro-Bund 10-Year Bond June Futures	06/2022	461	(80,914)	692	107	(765)
Euro-Buxl 30-Year Bond June Futures	06/2022	202	(41,609)	3,010	45	(644)
Euro-OAT France Government 10-Year Bond June Futures	06/2022	68	(11,397)	256	18	(109)
Euro-Schatz June Futures	06/2022	2,919	(357,579)	2,504	452	(630)
Gold 100 oz. June Futures	06/2022	149	(29,115)	(270)	0	(224)
Japan Government 10-Year Bond June Futures	06/2022	16	(19,675)	125	0	(88)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures (1)	04/2022	78	(234)	(198)	62	(30)
U.S. Treasury 2-Year Note June Futures	06/2022	1,416	(300,081)	1,639	0	(232)
U.S. Treasury 5-Year Note June Futures	06/2022	778	(89,227)	700	0	(109)
U.S. Treasury 10-Year Note June Futures	06/2022	419	(51,485)	(232)	0	(105)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	1,105	(149,693)	4,275	0	(449)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	31	(5,491)	308	0	(33)

				$7,437	$2,182	$(4,613)

Total Futures Contracts				$13,767	$2,646	$(6,323)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	51

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.285%	EUR	1,200	$8	$0	$8	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	21,200	$669	$1,648	$2,317	$0	$(89)
Receive(6)	3-Month EUR-EURIBOR	0.526	Annual	11/21/2023	EUR	29,100	0	(399)	(399)	17	0
Receive	CPTFEMU	1.380	Maturity	03/15/2031		2,900	(20)	(567)	(587)	0	(5)
Receive	CPTFEMU	2.580	Maturity	03/15/2052		500	0	8	8	8	0
Receive	CPTFEMU	2.590	Maturity	03/15/2052		1,900	(50)	62	12	61	0
Receive	CPURNSA	7.268	Maturity	05/01/2022	$	34,400	0	(214)	(214)	0	(7)
Receive	CPURNSA	5.500	Maturity	03/21/2023		14,500	0	14	14	36	0
Pay	CPURNSA	2.419	Maturity	03/05/2026		4,400	0	440	440	0	(29)
Pay	CPURNSA	2.768	Maturity	05/13/2026		8,500	0	672	672	0	(56)
Pay	CPURNSA	2.813	Maturity	05/14/2026		3,300	0	253	253	0	(22)
Pay	CPURNSA	2.703	Maturity	05/25/2026		2,240	0	183	183	0	(14)
Pay	CPURNSA	2.690	Maturity	06/01/2026		4,100	0	334	334	0	(27)
Pay	CPURNSA	2.573	Maturity	08/26/2028		4,900	0	352	352	0	(34)
Pay	CPURNSA	2.645	Maturity	09/10/2028		3,100	0	198	198	0	(22)
Receive	CPURNSA	2.006	Maturity	11/30/2030		8,200	0	(1,303)	(1,303)	57	0
Pay	UKRPI	6.290	Maturity	03/15/2024	GBP	15,400	(8)	58	50	65	0
Receive	UKRPI	3.330	Maturity	01/15/2025		18,400	209	(2,695)	(2,486)	0	(114)
Receive	UKRPI	3.480	Maturity	01/15/2030		14,300	247	(3,234)	(2,987)	0	(210)
Receive	UKRPI	3.450	Maturity	01/15/2031		7,500	(97)	(1,859)	(1,956)	0	(122)
Receive	UKRPI	3.624	Maturity	02/15/2031		4,300	0	(1,000)	(1,000)	0	(70)
Receive	UKRPI	3.750	Maturity	04/15/2031		7,300	3	(1,559)	(1,556)	0	(123)
Pay	UKRPI	4.300	Maturity	01/15/2032		19,500	45	1,176	1,221	323	0
Receive	UKRPI	3.566	Maturity	03/15/2036		1,500	0	(408)	(408)	0	(35)
Receive	UKRPI	3.580	Maturity	03/15/2036		4,500	(28)	(1,179)	(1,207)	0	(104)
Receive	UKRPI	3.515	Maturity	02/15/2041		8,900	(696)	(2,303)	(2,999)	0	(305)

							$274	$(11,322)	$(11,048)	$567	$(1,388)

Total Swap Agreements							$282	$(11,322)	$(11,040)	$567	$(1,388)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,646	$567	$3,213	$0	$(6,326)	$(1,388)	$(7,714)

(j)

Securities with an aggregate market value of $11,980 and cash of $13,740 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(3) for closed futures is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	DKK	93,494		$14,768	$863	$0
	05/2022	CAD	19,729		15,497	0	(282)
	05/2022	GBP	12,535		16,869	406	0
	05/2022		$1,224	AUD	1,698	47	0
	05/2022		7,906	EUR	7,147	26	(15)
	05/2022		2,824	GBP	2,148	4	(7)

BPS	04/2022	DKK	184,160		$28,340	952	0
	04/2022		$6,532	DKK	43,430	0	(73)
	05/2022	EUR	142,048		$161,078	3,707	0
	05/2022	NOK	139,110		16,039	245	0
	05/2022		$3,337	EUR	3,019	8	0
	05/2022		4,188	JPY	506,100	0	(26)
	07/2022	MXN	1,615		$77	0	(3)

BRC	05/2022	GBP	505		666	2	0
	05/2022		$1,043	GBP	778	0	(21)
	05/2022		3,567	JPY	409,900	0	(197)

BSH	05/2022		26	PEN	98	0	0

CBK	04/2022	DKK	306,997		$47,872	2,216	0
	04/2022		$3,130	DKK	20,540	0	(75)
	04/2022		26	PEN	97	0	0
	05/2022	AUD	21,353		$16,063	74	0
	05/2022	CNH	41		6	0	0
	05/2022	GBP	807		1,094	34	0
	05/2022		$1,746	EUR	1,530	0	(51)
	05/2022		26	PEN	98	0	0

GLM	04/2022	DKK	8,650		$1,314	27	0
	05/2022	EUR	5,131		5,703	19	0
	05/2022		$1,384	JPY	159,800	0	(70)

HUS	04/2022	DKK	118,665		$18,586	939	0
	04/2022		$4,235	DKK	27,085	0	(207)
	05/2022	EUR	5,156		$5,661	0	(51)
	05/2022	JPY	1,996,262		17,311	898	0
	05/2022		$4,505	EUR	4,088	24	0
	05/2022		1,268	GBP	971	8	0
	05/2022		8,943	JPY	1,084,200	1	(30)

JPM	04/2022	DKK	5,590		$857	26	0
	05/2022		$12,256	AUD	17,211	632	0
	05/2022		17	CNH	109	0	0
	05/2022		5,363	NOK	47,760	59	0

MBC	05/2022		18	CNH	114	0	0

MYI	04/2022	DKK	279,221		$44,070	2,545	0
	04/2022		$116,158	DKK	786,229	769	0
	05/2022	CNH	109		$17	0	0
	05/2022	JPY	4,327,427		37,426	1,846	0
	05/2022		$13,747	CAD	17,160	0	(23)
	05/2022		7,650	EUR	6,845	0	(67)
	05/2022		11,108	JPY	1,299,200	0	(426)
	05/2022		15,552	NZD	22,303	0	(106)
	07/2022	DKK	872,038		$129,448	46	(732)

SCX	05/2022	CNH	72		11	0	0

SOG	05/2022		$2,822	GBP	2,112	0	(48)

UAG	05/2022	NZD	25,996		$17,157	0	(847)
	05/2022		$10,185	NOK	90,678	111	0

Total Forward Foreign Currency Contracts						$16,534	$(3,357)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	53

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.410%	02/02/2023	56,300	$281	$77
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/23/2023	106,700	587	276
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	01/25/2023	113,700	694	252
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.428	01/31/2023	56,300	288	78

							$1,850	$683

Total Purchased Options							$1,850	$683

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	5,100	$(7)	$(1)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	5,000	(7)	(5)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	600	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	3,500	(5)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	2,000	(5)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	700	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	4,000	(18)	(5)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	4,500	(8)	(3)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	500	(5)	(2)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	2,600	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	900	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	500	(3)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	2,600	(15)	(10)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	500	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	2,900	(3)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	2,400	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	4,600	(7)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	6,300	(12)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	4,800	(22)	(6)

CBK	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	2,600	(4)	(3)

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	4,300	(7)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	600	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	2,100	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	2,400	(4)	(3)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	4,400	(7)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	4,600	(6)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	1,700	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	600	(3)	(1)

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	3,900	(7)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	4,500	(6)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	200	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	9,200	(13)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	600	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	5,200	(8)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	3,300	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	3,000	(3)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	2,400	(4)	(1)

						$ (223)	$ (83)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	04/07/2022	4,000	$(21)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	4,000	(21)	(64)

BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	6,600	(29)	(2)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	6,600	(54)	(140)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.558	02/02/2023	12,300	(281)	(150)

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	05/16/2022	3,800	$(15)	$(2)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	3,800	(15)	(34)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.736	02/23/2023	23,700	(586)	(413)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.600	05/18/2022	23,000	(306)	(519)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	8,700	(31)	(4)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	8,700	(34)	(73)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	7,300	(26)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	7,300	(42)	(137)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	01/25/2023	25,200	(697)	(442)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.579	01/31/2023	12,300	(287)	(154)

							$(2,445)	$(2,134)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC BCOMTR Index	109.225	06/23/2022	17	$(23)	$(17)

UAG	Call - OTC BCOMTR Index	119.900	01/20/2023	84	(315)	(958)

					$(338)	$(975)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$96.406	06/06/2022	1,000	$(6)	$(8)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.617	06/06/2022	300	(2)	(4)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	98.406	06/06/2022	1,000	(5)	(7)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.617	06/06/2022	300	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.391	05/05/2022	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	400	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	600	(2)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	300	(2)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	400	(2)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	300	(2)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	400	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	400	(2)	(2)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.438	06/06/2022	6,900	(38)	(81)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.438	06/06/2022	6,900	(33)	(24)
	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	1,800	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.199	04/06/2022	800	(4)	(27)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.625	04/06/2022	2,500	(9)	(55)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	1,300	(5)	(29)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.734	04/06/2022	900	(4)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.000	04/06/2022	1,900	(8)	(49)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.344	04/06/2022	1,500	(6)	(44)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.391	04/06/2022	800	(3)	(24)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	2,100	(8)	(62)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.484	04/06/2022	2,100	(8)	(64)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.500	04/06/2022	1,100	(4)	(34)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.531	04/06/2022	1,400	(5)	(43)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.563	04/06/2022	500	(2)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.188	04/06/2022	1,900	(8)	(71)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.734	04/06/2022	900	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	100.000	04/06/2022	1,900	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.344	05/05/2022	1,500	(9)	(23)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.344	05/05/2022	1,500	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	1,400	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.523	05/05/2022	1,500	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	99.008	05/05/2022	700	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	600	(2)	(18)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	3,700	(20)	(58)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.047	05/05/2022	2,900	(14)	(51)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.539	05/05/2022	1,400	(6)	(30)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.594	05/05/2022	1,500	(6)	(33)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	3,700	(14)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	102.141	04/06/2022	700	(1)	(14)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	55

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	$101.000	05/05/2022	1,600	$(2)	$(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	2,400	(14)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.500	06/06/2022	1,700	(7)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	2,400	(10)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	101.500	06/06/2022	1,700	(5)	(3)

					$(323)	$(977)

Total Written Options					$(3,329)	$(4,169)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	AMZX Index	22,474	0.930% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/17/2022	$30,401	$0	$(18)	$0	$(18)
	Receive	AMNAX Index	186,973	1.050% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/21/2022	122,127	0	10,035	10,035	0
	Receive	AMNAX Index	19,429	1.050% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/26/2022	13,739	0	(9)	0	(9)
	Receive	AMZX Index	16,188	0.930% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/26/2022	21,898	0	(13)	0	(13)
BPS	Receive	BCOMF1NTC Index	50,337	0.120%	Monthly	02/15/2023	6,414	0	21	21	0
	Receive	BCOMTR Index	999,646	0.725% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	260,395	169	5,184	5,353	0
	Receive	CSIXTR Index	43,526	0.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	283,279	0	10,940	10,940	0
BRC	Receive	DWRTFT Index	238	0.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/16/2022	3,411	0	(1)	0	(1)
CBK	Receive	DWRTFT Index	1,322	0.601% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/11/2022	18,950	0	(9)	0	(9)
	Receive	AMZX Index	53,477	0.976% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/17/2022	67,408	0	4,905	4,905	0
FAR	Receive	DWRTFT Index	5,706	0.791% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/28/2022	77,768	0	3,997	3,997	0
GST	Pay	BCOMTR Index	47,516	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022	12,028	0	(604)	0	(604)
	Pay	CSIXTR Index	8,606	0.775% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022	56,591	0	(1,581)	0	(1,581)
	Receive	BCOMTR Index	674,042	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	175,580	0	3,608	3,608	0
	Receive	CSIXTR Index	57,304	0.775% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	372,951	0	14,407	14,407	0
JPM	Pay	BCOMTR Index	34,019	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022	9,446	0	404	404	0
	Receive	DWRTFT Index	7,209	0.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022	103,335	0	(48)	0	(48)
	Receive	BCOMTR Index	997,753	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	259,902	0	5,342	5,342	0
	Receive	CSIXTR Index	90	0.785% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	586	22	1	23	0
MYI	Receive	DWRTFT Index	6,506	0.740% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/04/2023	93,258	0	(27)	0	(27)
UAG	Receive	DWRTFT Index	844	0.611% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	12,098	0	(6)	0	(6)
	Receive	DWRTFT Index	2,754	0.841% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/26/2022	37,535	0	1,928	1,928	0
	Receive	BCOMTR Index	50,459	0.000%	Maturity	01/20/2023	5,508	347	423	770	0

								$538	$58,879	$61,733	$(2,316)

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	Aircastle Ltd.	257,500	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	$13,766	$0	$(5)	$0	$(5)
	Receive	Alexandria Real Estate Equities, Inc.	80,100	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	16,120	0	87	87	0
	Receive	American Homes 4 Rent	523,400	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	20,952	0	(7)	0	(7)
	Receive	American Tower Corp.	110,600	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	27,785	0	(9)	0	(9)
	Receive	AvalonBay Communities, Inc.	136,400	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	33,878	0	206	206	0
	Receive	Digital Realty Trust, Inc.	90,100	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	12,776	0	(4)	0	(4)
	Receive	Duke Realty Corp.	436,500	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	25,343	0	(8)	0	(8)
	Receive	Equinix, Inc.	17,500	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	12,978	0	(4)	0	(4)
	Receive	Equity LifeStyle Properties, Inc.	316,000	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	24,168	0	121	121	0
	Receive	Equity Residential	360,500	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	32,416	0	215	215	0
	Receive	First Industrial Realty Trust, Inc.	214,600	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	13,286	0	59	59	0
	Receive	Gaming and Leisure Properties, Inc.	228,300	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	10,714	0	(4)	0	(4)
	Receive	Invitation Homes, Inc.	1,070,100	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	42,997	0	(14)	0	(14)
	Receive	Medical Properties Trust, Inc.	754,600	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	15,952	0	213	213	0
	Receive	MGM Growth Properties LLC	816,000	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	31,579	0	422	422	0
	Receive	Prologis, Inc.	461,200	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	74,475	0	(23)	0	(23)
	Receive	Public Storage	130,800	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	51,049	0	(16)	0	(16)
	Receive	Rexford Industrial Realty, Inc.	180,200	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	13,441	0	52	52	0
	Receive	SBA Communications Corp.	62,100	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	21,369	0	(7)	0	(7)
	Receive	Simon Property Group, Inc.	318,900	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	41,954	0	(15)	0	(15)
	Receive	Sun Communities, Inc.	210,400	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	36,881	0	172	172	0
	Receive	Vici Properities, Inc.	808,100	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	22,998	0	283	283	0
	Receive	Welltower, Inc.	293,300	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	28,198	0	(8)	0	(8)
	Receive	WP Carey, Inc.	167,700	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	13,557	0	173	173	0

								$0	$1,879	$2,003	$(124)

Total Swap Agreements								$538	$60,758	$63,736	$(2,440)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	57

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$1,346	$0	$10,035	$11,381	$(304)	$(16)	$(40)	$(360)	$11,021	$(15,638)	$(4,617)
BPS	4,912	0	16,314	21,226	(102)	(69)	0	(171)	21,055	(32,550)	(11,495)
BRC	2	77	0	79	(218)	(326)	(1)	(545)	(466)	306	(160)
CBK	2,324	276	4,905	7,505	(126)	(971)	(9)	(1,106)	6,399	(8,573)	(2,174)
FAR	0	0	3,997	3,997	0	0	0	0	3,997	(5,190)	(1,193)
GLM	46	0	0	46	(70)	(77)	0	(147)	(101)	0	(101)
GST	0	0	18,015	18,015	0	(24)	(2,185)	(2,209)	15,806	(28,270)	(12,464)
HUS	1,870	0	0	1,870	(288)	0	0	(288)	1,582	(610)	972
JPM	717	252	7,772	8,741	0	(639)	(172)	(811)	7,930	(65,427)	(57,497)
MBC	0	0	0	0	0	0	0	0	0	(740)	(740)
MYC	0	78	0	78	0	(168)	0	(168)	(90)	0	(90)
MYI	5,206	0	0	5,206	(1,354)	0	(27)	(1,381)	3,825	(9,251)	(5,426)
SAL	0	0	0	0	0	(921)	0	(921)	(921)	1,049	128
SOG	0	0	0	0	(48)	0	0	(48)	(48)	0	(48)
UAG	111	0	2,698	2,809	(847)	(958)	(6)	(1,811)	998	(2,263)	(1,265)

Total Over the Counter	$16,534	$683	$63,736	$80,953	$(3,357)	$(4,169)	$(2,440)	$(9,966)

(l)

Securities with an aggregate market value of $1,958 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$1,119	$0	$0	$0	$1,527	$2,646
Swap Agreements	0	0	0	0	567	567

	$1,119	$0	$0	$0	$2,094	$3,213

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,534	$0	$16,534
Purchased Options	0	0	0	0	683	683
Swap Agreements	40,868	0	22,868	0	0	63,736

	$40,868	$0	$22,868	$16,534	$683	$80,953

	$41,987	$0	$22,868	$16,534	$2,777	$84,166

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$1,697	$0	$0	$0	$4,629	$6,326
Swap Agreements	0	0	0	0	1,388	1,388

	$1,697	$0	$0	$0	$6,017	$7,714

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,357	$0	$3,357
Written Options	975	83	0	0	3,111	4,169
Swap Agreements	2,185	0	255	0	0	2,440

	$3,160	$83	$255	$3,357	$3,111	$9,966

	$4,857	$83	$255	$3,357	$9,128	$17,680

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2022

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(1,648)	$0	$0	$0	$1,112	$(536)
Swap Agreements	0	2	0	0	(1,559)	(1,557)

	$(1,648)	$2	$0	$0	$(447)	$(2,093)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,393	$0	$17,393
Purchased Options	0	0	0	0	(137)	(137)
Written Options	335	486	0	0	1,519	2,340
Swap Agreements	407,190	0	249,251	0	0	656,441

	$407,525	$486	$249,251	$17,393	$1,382	$676,037

	$405,877	$488	$249,251	$17,393	$935	$673,944

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(1,206)	$0	$0	$0	$13,011	$11,805
Swap Agreements	0	(1)	0	0	(10,331)	(10,332)

	$(1,206)	$(1)	$0	$0	$2,680	$1,473

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,729	$0	$8,729
Purchased Options	0	0	0	0	(992)	(992)
Written Options	(638)	52	0	0	(330)	(916)
Swap Agreements	66,615	0	25,299	0	0	91,914

	$65,977	$52	$25,299	$8,729	$(1,322)	$98,735

	$64,771	$51	$25,299	$8,729	$1,358	$100,208

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$134,149	$0	$134,149
Industrials	0	810	0	810
Utilities	0	358	0	358
U.S. Government Agencies	0	77,646	0	77,646
U.S. Treasury Obligations	0	3,244,084	0	3,244,084
Non-Agency Mortgage-Backed Securities	0	13,314	0	13,314
Asset-Backed Securities	0	266,662	0	266,662
Sovereign Issues	0	142,234	0	142,234
Common Stocks
Consumer Discretionary	11,221	0	0	11,221
Real Estate	10,045	0	0	10,045
Preferred Securities
Financials	0	225	0	225
Real Estate Investment Trusts
Real Estate	603,821	0	0	603,821
Short-Term Instruments
Repurchase Agreements	0	81,400	0	81,400
U.S. Treasury Bills	0	466,984	0	466,984
U.S. Treasury Cash Management Bills	0	104,761	0	104,761

	$625,087	$4,532,627	$0	$5,157,714

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$125	$0	$0	$125

Total Investments	$625,212	$4,532,627	$0	$5,157,839

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(9,858)	$0	$(9,858)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,635	578	0	3,213
Over the counter	0	80,953	0	80,953

	$2,635	$81,531	$0	$84,166

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5,395)	(2,316)	0	(7,711)
Over the counter	(28)	(9,938)	0	(9,966)

	$(5,423)	$(12,254)	$0	$(17,677)

Total Financial Derivative Instruments	$(2,788)	$69,277	$0	$66,489

Totals	$622,424	$4,592,046	$0	$5,214,470

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	59

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

Shares of the Funds have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Fund issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

60	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2022

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO All Asset: Multi-RAE PLUS Fund	Quarterly	Quarterly

PIMCO All Asset: Multi-Short PLUS Fund	Quarterly	Quarterly

PIMCO All Asset: Multi-Real Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19

Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

ANNUAL REPORT	|	MARCH 31, 2022	61

Notes to Financial Statements	(Cont.)

Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s net asset value (“NAV”). The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close

62	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2022

may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s offering memorandum.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

ANNUAL REPORT	|	MARCH 31, 2022	63

Notes to Financial Statements	(Cont.)

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based

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upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$0	$230,702	$(223,793)	$(1,319)	$(84)	$5,506	$1,059	$0

PIMCO All Asset: Multi-Short PLUS Fund	0	33,391	(18,682)	(16)	(108)	14,585	66	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$935,272	$895,267	$(1,739,340)	$(147)	$18	$91,070	$1,167	$0

PIMCO All Asset: Multi-Short PLUS Fund	52,254	150,673	(199,821)	(11)	3	3,098	76	0

PIMCO All Asset: Multi-Real Fund	117	401,508	(401,500)	0	0	125	8	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s offering memorandum and offering memorandum supplement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

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Notes to Financial Statements	(Cont.)

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on

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such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation

(depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees,

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Notes to Financial Statements	(Cont.)

risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally

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cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either

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(i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that

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interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, a Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, a Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, a Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in a Fund’s offering memorandum for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Notes to Financial Statements	(Cont.)

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

MLP Risk  is the risk that investments in derivatives or other instruments related to master limited partnerships and limited liability companies that are treated as partnerships for U.S. federal income tax

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purposes (“MLPs”) may trade infrequently and in limited volume and may be subject to abrupt or erratic price movements. MLPs that concentrate in the energy sector are subject to risks associated with the energy sector. Equity securities issued by MLPs are subject to the risks associated with equity investments, and debt securities issued by MLPs are subject to the risks associated with debt investments, including interest rate risk, prepayment risk, credit risk, and, as applicable, high yield securities risk.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the

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Notes to Financial Statements	(Cont.)

character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s offering memorandum for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a

Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

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Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral

ANNUAL REPORT	|	MARCH 31, 2022	77

Notes to Financial Statements	(Cont.)

OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Fund is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Fund’s respective average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Investment Advisory Fees and Supervisory and Administrative Fees for each Fund are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s respective average daily net assets attributable to each Fund):

Fund Name	Investment Advisory Fee	Supervisory and Administrative Fee

PIMCO All Asset: Multi-RAE PLUS Fund	0.64%	0.25%

PIMCO All Asset: Multi-Short PLUS Fund	0.49%	0.25%

PIMCO All Asset: Multi-Real Fund	0.49%	0.25%

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit”. The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was

78	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2022

originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at March 31, 2022, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13 - 24 months	25 - 36 months	Total

PIMCO All Asset: Multi-Short PLUS Fund	$0	$53	$2	55

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Distributor  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

(f) Acquired Fund Fees and Expenses  PIMCO All Asset: Multi-Real Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $2,461,769. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022 were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO All Asset: Multi-RAE PLUS Fund	$69,175	$1,444

PIMCO All Asset: Multi-Short PLUS Fund	306	16,961

PIMCO All Asset: Multi-Real Fund	605,736	202,086

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	|	MARCH 31, 2022	79

Notes to Financial Statements	(Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO All Asset: Multi-RAE PLUS Fund	$459,706	$656,159	$1,151,582	$119,261

PIMCO All Asset: Multi-Short PLUS Fund	31,749	57,787	31,085	61,760

PIMCO All Asset: Multi-Real Fund	4,873,076	3,286,791	736,662	260,077

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset: Multi-RAE PLUS Fund				PIMCO All Asset: Multi-Short PLUS Fund

	Year Ended 03/31/2022		Inception date through March 31,2021(a)		Year Ended 03/31/2022		Inception date through March 31,2021(b)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	169,417	$1,905,590	251,418	$2,713,535	38,005	$284,152	26,272	$246,470
Issued as reinvestment of distributions	25,161	288,361	25,970	301,501	22	150	413	3,700
Cost of shares redeemed	(91,403)	(1,022,334)	(61)	(700)	(41,081)	(298,987)	0	0

Net increase (decrease) resulting from Fund share transactions	103,175	$1,171,617	277,327	$3,014,336	(3,054)	$(14,685)	26,685	$250,170

	PIMCO All Asset: Multi-Real Fund

	Year Ended 03/31/2022		Inception date through March 31,2021(c)

	Shares	Amount	Shares	Amount
Receipts for shares sold	99,176	$1,395,923	128,050	$1,365,400
Issued as reinvestment of distributions	45,666	634,353	3,718	45,252
Cost of shares redeemed	(63,305)	(887,051)	0	0

Net increase (decrease) resulting from Fund share transactions	81,537	$1,143,225	131,768	$1,410,652

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was October 6, 2020.
(b)	Inception date of the Fund was September 15, 2020.
(c)	Inception date of the Fund was September 22, 2020.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO All Asset: Multi-RAE PLUS Fund	0	1	0%	89%

PIMCO All Asset: Multi-Short PLUS Fund	0	1	0%	100%

PIMCO All Asset: Multi-Real Fund	0	2	0%	98%

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated on June 17, 2020, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO All Asset: Multi-Real Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its offering memorandum and offering memorandum supplement. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary, if any. All inter-company transactions and

80	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2022

balances have been eliminated. A subscription agreement was entered into between the Fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 21.5% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Funds may also gain exposure indirectly to commodity markets by investing in the Multi-Real Fund (Cayman) Ltd., which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least

90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by each Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly- owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its offering memorandum.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

ANNUAL REPORT	|	MARCH 31, 2022	81

Notes to Financial Statements	(Cont.)	March 31, 2022

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO All Asset: Multi-RAE PLUS Fund	$0	$0	$(86,263)	$0	$(17,608)	$0	$(132,176)	$(236,047)

PIMCO All Asset: Multi-Short PLUS Fund	0	0	(2,362)	0	(44,900)	0	(3,114)	(50,376)

PIMCO All Asset: Multi-Real Fund	498,272	8,477	(18,597)	0	0	0	0	488,152

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, straddle loss deferrals, treasury inflation-protected securities (TIPS), and controlled foreign corporation (CFC) transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset: Multi-RAE PLUS Fund	$11,944	$5,664

PIMCO All Asset: Multi-Short PLUS Fund	25,936	18,964

PIMCO All Asset: Multi-Real Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO All Asset: Multi-RAE PLUS Fund	$4,442,032	$132,098	$(218,256)	$(86,158)

PIMCO All Asset: Multi-Short PLUS Fund	150,318	2,416	(4,766)	(2,350)

PIMCO All Asset: Multi-Real Fund	5,240,024	231,411	(249,740)	(18,329)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, straddle loss deferrals, treasury inflation-protected securities (TIPS), and controlled foreign corporation (CFC) transactions.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO All Asset: Multi-RAE PLUS Fund	$278,159	$10,202	$0	$300,001	$1,500	$0

PIMCO All Asset: Multi-Short PLUS Fund	0	0	150	2,370	1,330	0

PIMCO All Asset: Multi-Real Fund	626,803	7,550	0	45,001	251	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

82	PRIVATE ACCOUNT PORTFOLIO SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO All Asset: Multi-RAE PLUS Fund, PIMCO All Asset: Multi-Short PLUS Fund and PIMCO All Asset: Multi-Real Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (three of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations, of cash flows for PIMCO All Asset: Multi-Real Fund, and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations, the cash flows for PIMCO All Asset: Multi-Real Fund, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PIMCO All Asset: Multi-RAE PLUS Fund(1)

PIMCO All Asset: Multi-Short PLUS Fund(2)

PIMCO All Asset: Multi-Real Fund(3)

(1)

Statement of operations for the year ended March 31, 2022 and statement of changes in net assets and the financial highlights for the year ended March 31, 2022 and for the period October 6, 2020 (inception date) through March 31, 2021

(2)

Statement of operations for the year ended March 31, 2022 and statement of changes in net assets and the financial highlights for the year ended March 31, 2022 and for the period September 15, 2020 (inception date) through March 31, 2021

(3)

Statement of operations and statement of cash flows for the year ended March 31, 2022 and statement of changes in net assets and the financial highlights for the year ended March 31, 2022 and for the period September 22, 2020 (inception date) through March 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2022	83

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GRE	NatWest Markets Securities Inc.	MYC	Morgan Stanley Capital Services LLC

BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.

BSH	Banco Santander S.A. - New York Branch	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	MAC	Macquarie Bank Limited	SGY	Societe Generale, NY

FAR	Wells Fargo Bank National Association	MBC	HSBC Bank Plc	SOG	Societe Generale Paris

FICC	Fixed Income Clearing Corporation	MEI	Merrill Lynch International	UAG	UBS AG Stamford

GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co. LLC.

Currency Abbreviations:

AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble

CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona

CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar

CLP	Chilean Peso	JPY	Japanese Yen	TRY	Turkish New Lira

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar

DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar

EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand

GBP	British Pound	NZD	New Zealand Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

AMNAX	Alerian Midstream Energy Total Return Index	CSIXTR	Credit Suisse U.S. Dollar Total Return Index	RU20INTR	Russell 2000 Total Return Index

AMZX	Alerian MLP Total Return Index	DWRTFT	Dow Jones Wilshire REIT Total Return Index	S&P 500	Standard & Poor’s 500 Index

BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	ERADXULT	eRAFI International Large Strategy Index	SOFR	Secured Overnight Financing Rate

BCOMTR	Bloomberg Commodity Index Total Return	ERAEMLT	eRAFI Emerging Markets Strategy Index	SOFRRATE	Secured Overnight Financing Rate

BRENT	Brent Crude	ERAUSST	eRAFI U.S. Small Strategy Index	SONIO	Sterling Overnight Interbank Average Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	NDDUEAFE	MSCI EAFE Index	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	PRIME	Daily US Prime Rate	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	RADMFXNT	RAFI Dynamic Multi-Factor Developed Ex-U.S. Index

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OAT	Obligations Assimilables du Trésor	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	WTI	West Texas Intermediate

CMBS	Collateralized Mortgage-Backed Security	oz.	Ounce

84	PRIVATE ACCOUNT PORTFOLIO SERIES

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends

PIMCO All Asset: Multi-RAE PLUS Fund	0%	0%	$0	$10,103	$25,227

PIMCO All Asset: Multi-Short PLUS Fund	0%	0%	0	0	0

PIMCO All Asset: Multi-Real Fund	0%	0%	0	16,801	101,206

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO All Asset: Multi-RAE PLUS Fund	.15%

PIMCO All Asset: Multi-Short PLUS Fund	0%

PIMCO All Asset: Multi-Real Fund	63.55%

ANNUAL REPORT	|	MARCH 31, 2022	85

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

86	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2022	87

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

88	PRIVATE ACCOUNT PORTFOLIO SERIES

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

ANNUAL REPORT	|	MARCH 31, 2022	89

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO PAPS All Asset: Multi-RAE PLUS Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1120	$0.0000	$0.0000	$0.1120

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO PAPS All Asset: Multi-Short PLUS Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0000	$0.0000	$0.0139	$0.0139

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO PAPS All Asset: Multi-Real Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$1.0172	$0.0000	$0.0000	$1.0172

March 2022	$0.4925	$0.0000	$0.0433	$0.5358

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

90	PRIVATE ACCOUNT PORTFOLIO SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PAPS3017AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

Real Return Strategy Funds

PIMCO Long-Term Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Inflation Response Multi-Asset Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world.

Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities,

2	PIMCO REAL RETURN STRATEGY FUNDS

as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (each a “Fund” and collectively, the “Funds”).

The PIMCO Inflation Response Multi-Asset Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO REAL RETURN STRATEGY FUNDS

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“Benchmark Index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Long-Term Real Return Fund	11/12/01	11/12/01	11/19/10	—	—	—	—	Diversified
PIMCO RealEstateRealReturn Strategy Fund	10/30/03	10/30/03	04/30/08	04/27/18	—	10/30/03	10/30/03	Diversified
PIMCO Inflation Response Multi-Asset Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	—	Diversified

ANNUAL REPORT	|	MARCH 31, 2022	5

Important Information About the Funds	(Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

6	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Long-Term Real Return Fund

Institutional Class - PRAIX
I-2 - PRTPX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Treasury Obligations	72.3%

Sovereign Issues	8.8%

Asset-Backed Securities	5.3%

Corporate Bonds & Notes	5.2%

Non-Agency Mortgage-Backed Securities	5.0%

U.S. Government Agencies	2.7%

Short-Term Instruments‡	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (11/12/01)
PIMCO Long-Term Real Return Fund Institutional Class	6.84%	7.55%	4.54%	6.97%
PIMCO Long-Term Real Return Fund I-2	6.73%	7.45%	4.43%	6.90%
Bloomberg U.S. Treasury Inflation Notes: 10+ Year Index	6.94%	7.32%	4.55%	6.73%
Lipper Inflation-Protected Bond Funds Average	3.65%	3.82%	2.10%	4.05%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.60% for Institutional Class shares, and 0.70% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Real Return Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute returns, as TIPS posted positive returns.

»	Overweight exposure to eurozone breakeven inflation (“BEI”) spreads, or the yield differential between eurozone nominal Treasuries and like-maturity eurozone ILBs, contributed to relative performance, as eurozone BEI moved higher.

»	Overweight exposure to Japan BEI contributed to relative performance, as Japan BEI moved higher.

»	Exposure to non-agency residential mortgage-backed securities (“MBS”) contributed to relative performance, as spreads tightened.

»	Overweight exposure to U.S. BEI contributed to relative performance, as U.S. BEI moved higher.

»	Underweight exposure to U.K. BEI detracted from relative performance, as U.K. BEI moved higher.

»	Curve positioning in eurozone interest rates, specifically overweight exposure to intermediate maturities relative to longer-term maturities, detracted from relative performance, as intermediate maturities underperformed.

»	Exposure to agency MBS detracted from relative performance, as spreads widened.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2022	7

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class - PRRSX	Class A - PETAX
I-2 - PETPX	Class C - PETCX
I-3 - PNRNX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of March 31, 2022†§

U.S. Treasury Obligations	61.9%

Real Estate Investment Trusts	21.3%

Sovereign Issues	5.1%

Asset-Backed Securities	4.8%

Corporate Bonds & Notes	3.6%

U.S. Government Agencies	2.0%

Other	1.2%

Short-Term Instruments‡	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	31.78%	11.99%	10.88%	12.57%
PIMCO RealEstateRealReturn Strategy Fund I-2	31.80%	11.90%	10.78%	12.46%
PIMCO RealEstateRealReturn Strategy Fund I-3	31.63%	11.86%	10.73%	12.42%
PIMCO RealEstateRealReturn Strategy Fund Class A	31.30%	11.54%	10.45%	12.10%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	24.11%	10.30%	9.83%	11.76%
PIMCO RealEstateRealReturn Strategy Fund Class C	30.36%	10.72%	9.63%	11.26%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	29.54%	10.72%	9.63%	11.26%
Dow Jones U.S. Select REIT Total Return Index	27.72%	8.89%	9.17%	9.48%
Lipper Real Estate Funds Average	21.52%	9.33%	9.13%	9.38%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.85% for Institutional Class shares, 0.95% for I-2 shares, 1.05% for I-3 shares, 1.25% for Class A shares and 2.00% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred securities as well as convertible securities of issuers in real estate-related industries. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute returns, as REITs posted positive returns.

»

The structural allocation to U.S. short-term Treasury Inflation-Protected Securities (“TIPS”) as collateral backing the Fund’s REITs exposure contributed to relative performance, as U.S. short-term TIPS, as measured by the Bloomberg U.S. 1-5 Year TIPS Index, outperformed U.S. 3-Month Treasury Bill, as measured by ICE BofAML U.S. 3-Month Treasury Bill Index.

»	Positioning within REITs, most notably overweight exposure to specialized REITs contributed to relative performance, as specialized REITs outperformed the broader market.

»

Overweight exposure to European breakeven inflation (“BEI”), or the yield differential between nominal government bonds and like-maturity inflation-linked bonds, contributed to relative performance, as European BEI moved higher.

»	Overweight exposure to U.S. BEI contributed to relative performance, as U.S. BEI moved higher.

»	Underweight exposure to U.K. BEI detracted from relative performance, as U.K. BEI moved higher.

»

Curve positioning in eurozone interest rates, specifically overweight exposure to intermediate maturities relative to longer-term maturities detracted from relative performance, as intermediate maturities underperformed.

»

Curve positioning in U.S. interest rates, specifically overweight exposure to intermediate maturities relative to longer-term maturities detracted from relative performance, as intermediate maturities underperformed.

»	Exposure to agency mortgage-backed securities detracted from relative performance, as spreads widened.

8	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Inflation Response Multi-Asset Fund

Institutional Class - PIRMX	Class A - PZRMX
I-2 - PPRMX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Treasury Obligations	47.4%

Short-Term Instruments‡	11.6%

Sovereign Issues	11.4%

Corporate Bonds & Notes	6.9%

Asset-Backed Securities	6.7%

Real Estate Investment Trusts	4.3%

Mutual Funds	3.8%

U.S. Government Agencies	3.2%

Commodities	2.5%

Common Stocks	1.1%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (08/31/11)
PIMCO Inflation Response Multi-Asset Fund Institutional Class	15.64%	7.62%	4.05%	3.83%
PIMCO Inflation Response Multi-Asset Fund I-2	15.63%	7.52%	3.96%	3.75%
PIMCO Inflation Response Multi-Asset Fund Class A	15.21%	7.13%	3.58%	3.37%
PIMCO Inflation Response Multi-Asset Fund Class A (adjusted)	8.82%	5.94%	3.00%	2.82%
45% Bloomberg U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	14.08%	5.83%	2.26%	2.02%
Lipper Flexible Portfolio Funds Average	3.31%	6.83%	6.47%	6.73%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.93% for Institutional Class shares, 1.03% for I-2 shares, and 1.38% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Inflation Response Multi-Asset Fund seeks total return which exceeds that of its benchmark by investing under normal circumstances in a combination of Fixed Income Instruments of varying maturities, equity securities, affiliated and unaffiliated investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended, forwards and derivatives, such as options, futures contracts or swap agreements, of various asset classes in seeking to mitigate the negative effects of inflation. Such asset classes include, but are not limited to, inflation-linked bonds, commodities, emerging market currencies and real estate-related instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the broader commodities sector contributed to absolute performance, as the sector, as measured by the Bloomberg Commodity Index Total Return, posted gains.

»	Exposure to Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as TIPS, as measured by the Bloomberg U.S. TIPS Index, posted positive returns.

»	Overweight exposure to the commodities sector contributed to relative performance, as the broader commodities sector posted gains.

»	Overweight exposure to European breakeven inflation (“BEI”), or the yield differential between nominal government bonds and like-maturity inflation-linked bonds, contributed to relative performance, as European BEI moved higher.

»	Overweight exposure to U.S. BEI contributed to relative performance, as U.S. BEI moved higher.

»	Underweight exposure to U.K. BEI detracted from relative performance, as U.K. BEI moved higher.

»	Curve positioning in eurozone and U.S. interest rates, specifically overweight exposure to intermediate maturities relative to longer-term maturities detracted from relative performance, as intermediate maturities underperformed.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2022	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long-Term Real Return Fund
Institutional Class	$1,000.00	$967.00	$2.70	$1,000.00	$1,022.19	$2.77	0.55%
I-2	1,000.00	966.50	3.19	1,000.00	1,021.69	3.28	0.65

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class	$1,000.00	$1,122.00	$4.23	$1,000.00	$1,020.94	$4.03	0.80%
I-2	1,000.00	1,121.90	4.76	1,000.00	1,020.44	4.53	0.90
I-3	1,000.00	1,121.10	5.02	1,000.00	1,020.19	4.78	0.95
Class A	1,000.00	1,119.50	6.34	1,000.00	1,018.95	6.04	1.20
Class C	1,000.00	1,116.10	10.29	1,000.00	1,015.21	9.80	1.95

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$1,066.10	$3.35	$1,000.00	$1,021.69	$3.28	0.65%
I-2	1,000.00	1,066.10	3.86	1,000.00	1,021.19	3.78	0.75
Class A	1,000.00	1,064.50	5.66	1,000.00	1,019.45	5.54	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO REAL RETURN STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

45% Bloomberg U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	The benchmark is a blend of 45% Bloomberg U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index. Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Bloomberg Inflation Notes Index. Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index. Bloomberg Gold Subindex Total Return Index reflects the return on fully collateralized positions in the underlying commodity futures.

Bloomberg U.S. Treasury Inflation Notes: 10+ Year Index	Bloomberg U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	11

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term Real Return Fund
Institutional Class

03/31/2022	$7.28	$0.49	$0.07	$0.56	$(0.53)	$(0.70)	$0.00	$(1.23)

03/31/2021	9.41	0.12	0.80	0.92	(0.27)	(2.78)	0.00	(3.05)

03/31/2020	8.32	0.24	1.30	1.54	(0.27)	(0.18)	0.00	(0.45)

03/31/2019	8.34	0.07	0.12	0.19	(0.21)	0.00	0.00	(0.21)

03/31/2018	8.32	0.23	0.01	0.24	(0.15)	0.00	(0.07)	(0.22)
I-2

03/31/2022	7.28	0.50	0.06	0.56	(0.53)	(0.70)	0.00	(1.23)

03/31/2021	9.40	0.18	0.74	0.92	(0.26)	(2.78)	0.00	(3.04)

03/31/2020	8.32	0.25	1.27	1.52	(0.26)	(0.18)	0.00	(0.44)

03/31/2019	8.34	0.16	0.02	0.18	(0.20)	0.00	0.00	(0.20)

03/31/2018	8.32	0.23	0.01	0.24	(0.15)	0.00	(0.07)	(0.22)

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class

03/31/2022	$8.85	$0.56	$2.14	$2.70	$(2.39)	$(0.64)	$0.00	$(3.03)

03/31/2021	6.78	0.11	2.90	3.01	(0.64)	(0.30)	0.00	(0.94)

03/31/2020	8.95	0.23	(1.89)	(1.66)	(0.51)	0.00	0.00	(0.51)

03/31/2019	7.75	0.15	1.35	1.50	(0.30)	0.00	0.00	(0.30)

03/31/2018	8.21	0.14	(0.50)	(0.36)	(0.10)	0.00	0.00	(0.10)
I-2

03/31/2022	8.61	0.54	2.09	2.63	(2.39)	(0.64)	0.00	(3.03)

03/31/2021	6.62	0.10	2.83	2.93	(0.64)	(0.30)	0.00	(0.94)

03/31/2020	8.76	0.20	(1.84)	(1.64)	(0.50)	0.00	0.00	(0.50)

03/31/2019	7.61	0.15	1.32	1.47	(0.32)	0.00	0.00	(0.32)

03/31/2018	8.06	0.13	(0.49)	(0.36)	(0.09)	0.00	0.00	(0.09)
I-3

03/31/2022	8.66	0.45	2.18	2.63	(2.39)	(0.64)	0.00	(3.03)

03/31/2021	6.64	0.14	2.81	2.95	(0.63)	(0.30)	0.00	(0.93)

03/31/2020	8.78	0.33	(1.97)	(1.64)	(0.50)	0.00	0.00	(0.50)

04/27/2018 - 03/31/2019	7.72	0.01	1.34	1.35	(0.29)	0.00	0.00	(0.29)
Class A

03/31/2022	7.77	0.46	1.87	2.33	(2.37)	(0.64)	0.00	(3.01)

03/31/2021	6.05	0.07	2.57	2.64	(0.62)	(0.30)	0.00	(0.92)

03/31/2020	8.05	0.17	(1.68)	(1.51)	(0.49)	0.00	0.00	(0.49)

03/31/2019	7.02	0.11	1.21	1.32	(0.29)	0.00	0.00	(0.29)

03/31/2018	7.45	0.10	(0.45)	(0.35)	(0.08)	0.00	0.00	(0.08)
Class C

03/31/2022	6.39	0.31	1.54	1.85	(2.34)	(0.64)	0.00	(2.98)

03/31/2021	5.10	0.01	2.14	2.15	(0.56)	(0.30)	0.00	(0.86)

03/31/2020	6.87	0.09	(1.41)	(1.32)	(0.45)	0.00	0.00	(0.45)

03/31/2019	6.11	0.05	1.04	1.09	(0.33)	0.00	0.00	(0.33)

03/31/2018	6.52	0.04	(0.39)	(0.35)	(0.06)	0.00	0.00	(0.06)

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class

03/31/2022	$8.98	$0.32	$1.03	$1.35	$(1.16)	$0.00	$0.00	$(1.16)

03/31/2021	7.27	0.10	1.68	1.78	(0.07)	0.00	0.00	(0.07)

03/31/2020	7.98	0.20	(0.74)	(0.54)	(0.17)	0.00	0.00	(0.17)

03/31/2019	8.74	0.26	(0.16)	0.10	(0.83)	0.00	(0.03)	(0.86)

03/31/2018	8.72	0.23	0.29	0.52	(0.50)	0.00	0.00	(0.50)
I-2

03/31/2022	8.97	0.31	1.04	1.35	(1.16)	0.00	0.00	(1.16)

03/31/2021	7.27	0.09	1.68	1.77	(0.07)	0.00	0.00	(0.07)

03/31/2020	7.98	0.19	(0.74)	(0.55)	(0.16)	0.00	0.00	(0.16)

03/31/2019	8.75	0.26	(0.17)	0.09	(0.83)	0.00	(0.03)	(0.86)

03/31/2018	8.73	0.22	0.29	0.51	(0.49)	0.00	0.00	(0.49)

12	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$6.61	6.84%	$406,108	0.54%		0.54%		0.50%		0.50%		6.53%	127%

7.28	7.40	583,525	0.60		0.60		0.50		0.50		1.28	271

9.41	19.06	1,549,161	1.10	(f)	1.10	(f)	0.53	(f)	0.53	(f)	2.75	250

8.32	2.31	1,555,552	1.32		1.32		0.55		0.55		0.87	176

8.34	2.97	245,233	1.29		1.29		0.55		0.55		2.81	156

6.61	6.73	18,022	0.64		0.64		0.60		0.60		6.70	127

7.28	7.41	29,244	0.70		0.70		0.60		0.60		1.97	271

9.40	18.82	12,292	1.20	(f)	1.20	(f)	0.63	(f)	0.63	(f)	2.77	250

8.32	2.21	14,140	1.42		1.42		0.65		0.65		1.97	176

8.34	2.86	14,439	1.39		1.39		0.65		0.65		2.75	156

$8.52	31.78%	$984,649	0.79%		0.79%		0.74%		0.74%		6.05%	148%

8.85	46.42	1,117,020	0.85		0.85		0.74		0.74		1.35	264

6.78	(20.00)	791,407	2.10		2.10		0.74		0.74		2.51	187

8.95	19.47	1,269,640	2.09		2.09		0.74		0.74		1.80	200

7.75	(4.48)	1,629,304	1.26		1.26		0.74		0.74		1.74	151

8.21	31.80	75,810	0.89		0.89		0.84		0.84		5.97	148

8.61	46.22	33,838	0.95		0.95		0.84		0.84		1.28	264

6.62	(20.12)	29,260	2.20		2.20		0.84		0.84		2.20	187

8.76	19.38	33,733	2.19		2.19		0.84		0.84		1.80	200

7.61	(4.53)	45,816	1.36		1.36		0.84		0.84		1.67	151

8.26	31.63	10,131	0.94		0.99		0.89		0.94		5.17	148

8.66	46.37	628	1.00		1.05		0.89		0.94		1.81	264

6.64	(20.15)	2,267	2.25		2.30		0.89		0.94		3.66	187

8.78	17.53	66	2.25	*	2.30	*	0.90	*	0.95	*	0.14 *	200

7.09	31.30	196,578	1.19		1.19		1.14		1.14		5.77	148

7.77	45.77	141,312	1.25		1.25		1.14		1.14		0.98	264

6.05	(20.33)	115,601	2.50		2.50		1.14		1.14		2.03	187

8.05	18.96	180,147	2.49		2.49		1.14		1.14		1.46	200

7.02	(4.82)	215,106	1.66		1.66		1.14		1.14		1.37	151

5.26	30.36	20,310	1.94		1.94		1.89		1.89		4.95	148

6.39	44.54	14,835	2.00		2.00		1.89		1.89		0.10	264

5.10	(20.85)	24,656	3.25		3.25		1.89		1.89		1.28	187

6.87	18.04	37,944	3.24		3.24		1.89		1.89		0.71	200

6.11	(5.50)	45,730	2.41		2.41		1.89		1.89		0.61	151

$9.17	15.64%	$2,253,027	0.65%		0.82%		0.64%		0.81%		3.48%	211%

8.98	24.55	1,376,552	0.66		0.86		0.62		0.82		1.17	394

7.27	(7.01)	942,594	0.79		0.96		0.62		0.79		2.44	346

7.98	1.63	999,518	1.02		1.24		0.61		0.83		3.11	373

8.74	6.04	1,144,502	1.11		1.40		0.58		0.87		2.65	242

9.16	15.63	300,570	0.75		0.92		0.74		0.91		3.38	211

8.97	24.37	43,100	0.76		0.96		0.72		0.92		1.06	394

7.27	(7.08)	12,943	0.89		1.06		0.72		0.89		2.34	346

7.98	1.46	15,746	1.12		1.34		0.71		0.93		3.10	373

8.75	5.98	12,085	1.21		1.50		0.68		0.97		2.54	242

ANNUAL REPORT	|	MARCH 31, 2022	13

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Inflation Response Multi-Asset Fund (Consolidated) (Cont.)
Class A

03/31/2022	$8.85	$0.27	$1.03	$1.30	$(1.14)	$0.00	$0.00	$(1.14)

03/31/2021	7.18	0.07	1.65	1.72	(0.05)	0.00	0.00	(0.05)

03/31/2020	7.89	0.17	(0.74)	(0.57)	(0.14)	0.00	0.00	(0.14)

03/31/2019	8.67	0.23	(0.17)	0.06	(0.81)	0.00	(0.03)	(0.84)

03/31/2018	8.66	0.19	0.29	0.48	(0.47)	0.00	0.00	(0.47)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective October 1, 2019, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.25%.

14	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.01	15.21%	$92,252	1.10%	1.27%	1.09%	1.26%	3.02%	211%

8.85	23.96	10,686	1.11	1.31	1.07	1.27	0.79	394

7.18	(7.42)	4,074	1.24	1.41	1.07	1.24	2.08	346

7.89	1.06	6,974	1.47	1.69	1.06	1.28	2.80	373

8.67	5.62	9,029	1.56	1.85	1.03	1.32	2.20	242

ANNUAL REPORT	|	MARCH 31, 2022	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Assets:

Investments, at value
Investments in securities*	$648,228	$2,187,166
Investments in Affiliates	180	1,618
Financial Derivative Instruments
Exchange-traded or centrally cleared	628	2,177
Over the counter	6,948	27,850
Deposits with counterparty	2,637	4,703
Foreign currency, at value	5,470	12,653
Receivable for investments sold	5,054	449,112
Receivable for investments sold on a delayed-delivery basis	451	314
Receivable for TBA investments sold	35,408	78,692
Receivable for Fund shares sold	4,077	1,029
Interest and/or dividends receivable	969	4,210
Dividends receivable from Affiliates	1	1
Total Assets	710,051	2,769,525

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$215,744	$1,221,450
Payable for sale-buyback transactions	4,878	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,482	4,204
Over the counter	6,135	12,443
Payable for investments purchased	2,742	43,235
Payable for investments in Affiliates purchased	1	1
Payable for TBA investments purchased	50,969	122,240
Deposits from counterparty	3,339	69,942
Payable for Fund shares redeemed	409	7,649
Distributions payable	23	0
Overdraft due to custodian	3	0
Accrued investment advisory fees	97	523
Accrued supervisory and administrative fees	99	302
Accrued distribution fees	0	13
Accrued servicing fees	0	45
Total Liabilities	285,921	1,482,047

Net Assets	$424,130	$1,287,478

Net Assets Consist of:

Paid in capital	$489,457	$1,076,234
Distributable earnings (accumulated loss)	(65,327)	211,244

Net Assets	$424,130	$1,287,478

Cost of investments in securities	$644,132	$2,084,295
Cost of investments in Affiliates	$179	$1,618
Cost of foreign currency held	$5,589	$12,734
Cost or premiums of financial derivative instruments, net	$(351)	$(5,966)

* Includes repurchase agreements of:	$4,378	$504

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Net Assets:

Institutional Class	$406,108	$984,649
I-2	18,022	75,810
I-3	N/A	10,131
Class A	N/A	196,578
Class C	N/A	20,310

Shares Issued and Outstanding:

Institutional Class	61,457	115,578
I-2	2,727	9,238
I-3	N/A	1,227
Class A	N/A	27,724
Class C	N/A	3,863

Net Asset Value Per Share Outstanding(a):

Institutional Class	$6.61	$8.52
I-2	6.61	8.21
I-3	N/A	8.26
Class A	N/A	7.09
Class C	N/A	5.26

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2022	17

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Inflation Response Multi-Asset Fund

Assets:

Investments, at value
Investments in securities*	$2,574,064
Investments in Affiliates	106,187
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,784
Over the counter	56,687
Deposits with counterparty	13,374
Foreign currency, at value	38,180
Receivable for investments sold	20,301
Receivable for investments sold on a delayed-delivery basis	97
Receivable for TBA investments sold	180,752
Receivable for Fund shares sold	22,791
Interest and/or dividends receivable	3,717
Dividends receivable from Affiliates	161
Reimbursement receivable from PIMCO	361
Total Assets	3,020,456

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,626
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,924
Over the counter	32,989
Payable for investments purchased	8,313
Payable for investments in Affiliates purchased	165
Payable for TBA investments purchased	267,097
Deposits from counterparty	52,720
Payable for Fund shares redeemed	888
Overdraft due to custodian	83
Accrued investment advisory fees	1,136
Accrued supervisory and administrative fees	649
Accrued servicing fees	17
Total Liabilities	374,607

Net Assets	$2,645,849

Net Assets Consist of:

Paid in capital	$2,497,186
Distributable earnings (accumulated loss)	148,663

Net Assets	$2,645,849

Cost of investments in securities	$2,551,994
Cost of investments in Affiliates	$124,375
Cost of foreign currency held	$38,330
Cost or premiums of financial derivative instruments, net	$(350)

* Includes repurchase agreements of:	$16,261

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

PIMCO Inflation Response Multi-Asset Fund

Net Assets:

Institutional Class	$2,253,027
I-2	300,570
Class A	92,252

Shares Issued and Outstanding:

Institutional Class	245,662
I-2	32,819
Class A	10,238

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.17
I-2	9.16
Class A	9.01

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	|	MARCH 31, 2022	19

Statements of Operations

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Investment Income:

Interest	$38,916	$78,330
Dividends	0	8,822
Dividends from Investments in Affiliates	80	14
Total Income	38,996	87,166

Expenses:

Investment advisory fees	1,378	6,223
Supervisory and administrative fees	1,404	3,556
Distribution and/or servicing fees - Class A	N/A	451
Distribution and/or servicing fees - Class C	N/A	178
Trustee fees	3	7
Interest expense	217	588
Total Expenses	3,002	11,003
Waiver and/or Reimbursement by PIMCO	0	(2)
Net Expenses	3,002	11,001

Net Investment Income (Loss)	35,994	76,165

Net Realized Gain (Loss):

Investments in securities	44,622	55,862
Investments in Affiliates	(63)	101
Exchange-traded or centrally cleared financial derivative instruments	(1,232)	(2,168)
Over the counter financial derivative instruments	7,183	279,534
Short sales	16	(211)
Foreign currency	159	940

Net Realized Gain (Loss)	50,685	334,058

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(38,883)	(21,841)
Investments in Affiliates	0	1
Exchange-traded or centrally cleared financial derivative instruments	616	5,800
Over the counter financial derivative instruments	(3,347)	(36,996)
Short sales	2	0
Foreign currency assets and liabilities	513	(103)

Net Change in Unrealized Appreciation (Depreciation)	(41,099)	(53,139)

Net Increase (Decrease) in Net Assets Resulting from Operations	$45,580	$357,084

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO Inflation Response Multi-Asset Fund

Investment Income:

Interest	$75,184
Dividends, net of foreign taxes*	2,685
Dividends from Investments in Affiliates	1,753
Total Income	79,622

Expenses:

Investment advisory fees	10,236
Supervisory and administrative fees	5,730
Distribution and/or servicing fees - Class A	103
Trustee fees	9
Interest expense	105
Miscellaneous expense	1
Total Expenses	16,184
Waiver and/or Reimbursement by PIMCO	(3,374)
Net Expenses	12,810

Net Investment Income (Loss)	66,812

Net Realized Gain (Loss):

Investments in securities	9,782
Investments in Affiliates	(169)
Exchange-traded or centrally cleared financial derivative instruments	12,925
Over the counter financial derivative instruments	212,285
Short sales	25
Foreign currency	506

Net Realized Gain (Loss)	235,354

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(53,795)
Investments in Affiliates	(3,224)
Exchange-traded or centrally cleared financial derivative instruments	(2,547)
Over the counter financial derivative instruments	25,639
Foreign currency assets and liabilities	(50)

Net Change in Unrealized Appreciation (Depreciation)	(33,977)

Net Increase (Decrease) in Net Assets Resulting from Operations	$268,189

* Foreign tax withholdings - Dividends	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2022	21

Statements of Changes in Net Assets

	PIMCO Long-Term Real Return Fund		PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$35,994	$11,663	$76,165	$17,607
Net realized gain (loss)	50,685	323,598	334,058	309,279
Net change in unrealized appreciation (depreciation)	(41,099)	(180,322)	(53,139)	235,347

Net Increase (Decrease) in Net Assets Resulting from Operations	45,580	154,939	357,084	562,233

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(87,082)	(201,192)	(300,991)	(130,254)
I-2	(3,899)	(11,304)	(27,067)	(3,602)
I-3	N/A	N/A	(1,578)	(57)
Class A	N/A	N/A	(66,744)	(16,131)
Class C	N/A	N/A	(8,321)	(2,959)

Total Distributions(a)	(90,981)	(212,496)	(404,701)	(153,003)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(143,238)	(891,127)	27,462	(64,788)

Total Increase (Decrease) in Net Assets	(188,639)	(948,684)	(20,155)	344,442

Net Assets:

Beginning of year	612,769	1,561,453	1,307,633	963,191
End of year	$424,130	$612,769	$1,287,478	$1,307,633

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$66,812	$13,942
Net realized gain (loss)	235,354	149,697
Net change in unrealized appreciation (depreciation)	(33,977)	83,709

Net Increase (Decrease) in Net Assets Resulting from Operations	268,189	247,348

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(224,232)	(9,749)
I-2	(15,328)	(214)
Class A	(5,445)	(39)

Total Distributions(a)	(245,005)	(10,002)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,192,327	233,381

Total Increase (Decrease) in Net Assets	1,215,511	470,727

Net Assets:

Beginning of year	1,430,338	959,611
End of year	$2,645,849	$1,430,338

†	zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2022	23

Statements of Cash Flows

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$45,580	$357,084

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,086,148)	(3,289,090)
Proceeds from sales of long-term securities	1,371,343	3,110,423
(Purchases) Proceeds from sales of short-term portfolio investments, net	2,298	31,840
(Increase) decrease in deposits with counterparty	(179)	(591)
(Increase) decrease in receivable for investments sold	54,156	(157,530)
(Increase) decrease in interest and/or dividends receivable	426	(466)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	256	5,887
Proceeds from (Payments on) over the counter financial derivative instruments	7,092	279,441
Increase (decrease) in payable for investments purchased	(63,678)	(97,789)
Increase (decrease) in deposits from counterparty	(419)	(17,474)
Increase (decrease) in accrued investment advisory fees	(32)	(10)
Increase (decrease) in accrued supervisory and administrative fees	(33)	8
Increase (decrease) in accrued distribution fees	0	4
Increase (decrease) in accrued servicing fees	0	12
Proceeds from (Payments on) short sales transactions, net	(869)	(211)
Proceeds from (Payments on) foreign currency transactions	672	837
Net Realized (Gain) Loss
Investments in securities	(44,622)	(55,862)
Investments in Affiliates	63	(101)
Exchange-traded or centrally cleared financial derivative instruments	1,232	2,168
Over the counter financial derivative instruments	(7,183)	(279,534)
Short sales	(16)	211
Foreign currency	(159)	(940)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	38,883	21,841
Investments in Affiliates	0	(1)
Exchange-traded or centrally cleared financial derivative instruments	(616)	(5,800)
Over the counter financial derivative instruments	3,347	36,996
Short sales	(2)	0
Foreign currency assets and liabilities	(513)	103
Net amortization (accretion) on investments	4,078	17,074

Net Cash Provided by (Used for) Operating Activities	324,957	(41,470)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	305,449	857,961
Payments on shares redeemed	(539,713)	(1,222,942)
Increase (decrease) in overdraft due to custodian	3	0
Cash distributions paid*	(550)	(5,919)
Proceeds from reverse repurchase agreements	5,111,648	50,320,617
Payments on reverse repurchase agreements	(5,196,370)	(49,897,710)
Proceeds from sale-buyback transactions	537,546	5,637,766
Payments on sale-buyback transactions	(539,681)	(5,637,766)

Net Cash Received from (Used for) Financing Activities	(321,668)	52,007

Net Increase (Decrease) in Cash and Foreign Currency	3,289	10,537

Cash and Foreign Currency:

Beginning of year	2,181	2,116
End of year	$5,470	$12,653

* Reinvestment of distributions	$90,421	$398,782

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$197	$540

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Long-Term Real Return Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 152.8%

CORPORATE BONDS & NOTES 8.0%

BANKING & FINANCE 7.6%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$12	$11

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(b)(c)	EUR	1,800	2,062

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$1,600	1,603

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	382	49
1.000% due 10/01/2050		43,785	5,686
1.000% due 10/01/2053		1,688	213
1.500% due 10/01/2053		7,283	967

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~		$300	303
4.519% due 06/25/2024 •		200	203

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	95	12
1.500% due 10/01/2053		2,691	358

Nykredit Realkredit AS
0.500% due 10/01/2043		1,145	147
1.000% due 10/01/2050		109,807	14,266
1.000% due 10/01/2053		1,393	178
1.500% due 10/01/2053		14,256	1,898

Realkredit Danmark AS
1.000% due 10/01/2050		17,657	2,297
1.000% due 10/01/2053		2,786	355
1.500% due 10/01/2053		3,683	495

UniCredit SpA
7.830% due 12/04/2023		$1,300	1,382

			32,485

INDUSTRIALS 0.1%

Charter Communications Operating LLC
4.464% due 07/23/2022		100	100

Enterprise Products Operating LLC
3.350% due 03/15/2023		200	202

			302

UTILITIES 0.3%

Duke Energy Corp.
2.400% due 08/15/2022		100	100

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		100	100

Petrobras Global Finance BV
5.093% due 01/15/2030		806	806
6.250% due 12/14/2026	GBP	100	137

			1,143

Total Corporate Bonds & Notes (Cost $37,956)			33,930

U.S. GOVERNMENT AGENCIES 4.1%

Freddie Mac
0.737% due 09/25/2031 •		$17	17
0.817% due 10/25/2029 •		79	79
11.652% due 05/15/2035 •		29	29

Ginnie Mae
0.382% due 08/20/2068 •		1,678	1,642

Uniform Mortgage-Backed Security
4.000% due 07/01/2049		455	465

Uniform Mortgage-Backed Security, TBA
3.500% due 06/01/2052		6,000	5,978
4.000% due 05/01/2052		8,953	9,108

Total U.S. Government Agencies (Cost $17,343)			17,318

U.S. TREASURY OBLIGATIONS 110.5%

U.S. Treasury Bonds
1.625% due 11/15/2050 (e)		13,325	10,936

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2030 (g)		$1,420	$1,500
0.125% due 01/15/2031 (i)		1,868	1,978
0.125% due 07/15/2031		22,567	24,022
0.125% due 01/15/2032 (e)		4,563	4,857
0.125% due 02/15/2051		23,978	24,590
0.125% due 02/15/2052		6,059	6,294
0.250% due 07/15/2029 (g)(i)		858	917
0.250% due 02/15/2050		5,619	5,910
0.625% due 02/15/2043		33,118	36,996
0.750% due 02/15/2042 (e)		38,971	44,581
0.750% due 02/15/2045 (e)		57,102	65,626
0.875% due 01/15/2029 (g)(i)		1,926	2,128
0.875% due 02/15/2047 (e)		35,386	42,412
1.000% due 02/15/2046 (e)		42,883	52,253
1.000% due 02/15/2048		11,099	13,796
1.000% due 02/15/2049		4,792	6,000
1.375% due 02/15/2044 (e)		57,756	74,116
2.125% due 02/15/2040		14,123	19,989
2.125% due 02/15/2041		20,954	29,642

Total U.S. Treasury Obligations (Cost $458,822)			468,543

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.7%

Adjustable Rate Mortgage Trust
2.597% due 01/25/2036 ^~		40	38

Alliance Bancorp Trust
0.937% due 07/25/2037 •		141	131

Banc of America Funding Trust
0.747% due 07/25/2037 •		806	794
2.472% due 03/20/2036 ~		52	50
3.150% due 01/20/2047 ~		1,909	1,783

Banc of America Mortgage Trust
2.409% due 11/25/2035 ^~		8	7

BCAP LLC Trust
0.897% due 05/25/2047 ^•		174	176

Bear Stearns Adjustable Rate Mortgage Trust
2.947% due 07/25/2036 ^~		14	13
3.318% due 02/25/2036 ^~		6	6

Bear Stearns ALT-A Trust
2.874% due 09/25/2035 ^~		163	120
3.088% due 09/25/2047 ^~		1,969	1,247

CIM Trust
1.457% due 02/25/2049 •		35	35

Citigroup Mortgage Loan Trust
2.470% due 05/25/2035 •		6	6
3.218% due 03/25/2037 ^~		134	130
3.228% due 09/25/2059 þ		1,428	1,428

Citigroup Mortgage Loan Trust, Inc.
1.860% due 09/25/2035 •		7	7
3.015% due 12/25/2035 ^~		181	122

Countrywide Alternative Loan Trust
1.141% due 12/25/2035 •		116	105
3.118% due 02/25/2037 ^~		76	76

Countrywide Home Loan Mortgage Pass-Through Trust
1.987% due 02/20/2036 ^•		46	44
2.713% due 10/20/2035 ~		5,113	5,085
6.000% due 03/25/2037 ^		889	598

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		582	466

Downey Savings & Loan Association Mortgage Loan Trust
0.969% due 08/19/2045 •		49	47

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		27	16

GMAC Mortgage Corp. Loan Trust
2.855% due 11/19/2035 ~		74	73

Great Hall Mortgages PLC
0.386% due 06/18/2038 •	GBP	42	55
1.100% due 03/18/2039 •		42	55

Hawksmoor Mortgages
1.240% due 05/25/2053 •		4,434	5,834

IndyMac INDA Mortgage Loan Trust
2.920% due 12/25/2036 ^~		$569	532

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Chase Commercial Mortgage Securities Trust
2.450% due 12/15/2031 •		$424	$420

Lehman XS Trust
1.607% due 12/25/2037 •		833	883

Merrill Lynch Mortgage Investors Trust
1.117% due 09/25/2029 •		64	63

MortgageIT Securities Corp. Mortgage Loan Trust
0.957% due 09/25/2037 •		371	344

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		232	238

Residential Accredit Loans, Inc. Trust
0.817% due 06/25/2046 ~		150	41
1.016% due 10/25/2037 ~		205	199

Residential Asset Securitization Trust
0.857% due 05/25/2035 •		183	131
5.000% due 05/25/2022		1	1
5.750% due 02/25/2036		921	830
5.750% due 03/25/2037 ^		107	50
6.500% due 06/25/2037		3,297	1,094

Structured Adjustable Rate Mortgage Loan Trust
2.790% due 07/25/2035 ^~		54	50

Structured Asset Mortgage Investments Trust
0.877% due 04/25/2036 •		5	5

Thornburg Mortgage Securities Trust
1.197% due 09/25/2034 •		69	70

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •	GBP	3,312	4,368

Wachovia Mortgage Loan Trust LLC
2.206% due 10/20/2035 ~		$30	29

WaMu Mortgage Pass-Through Certificates Trust
0.997% due 12/25/2045 •		49	47
2.519% due 09/25/2033 ~		27	27
2.823% due 11/25/2036 ~		662	621
3.059% due 08/25/2036 ^~		36	35

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 06/25/2037		3,062	2,772
6.500% due 08/25/2035		11	11

Wells Fargo Mortgage-Backed Securities Trust
2.653% due 11/25/2037 ^~		53	52
2.885% due 04/25/2036 ~		1,265	1,232

Total Non-Agency Mortgage-Backed Securities (Cost $33,614)			32,692

ASSET-BACKED SECURITIES 8.0%

ACE Securities Corp. Home Equity Loan Trust
0.577% due 10/25/2036 •		25	12

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.312% due 06/25/2033 •		900	895

CIT Mortgage Loan Trust
1.957% due 10/25/2037 •		2,800	2,809

Citigroup Mortgage Loan Trust
0.917% due 12/25/2036 •		76	61

Citigroup Mortgage Loan Trust, Inc.
0.952% due 10/25/2036 •		300	292

Countrywide Asset-Backed Certificates
0.597% due 05/25/2035 •		18	18
0.597% due 07/25/2037 •		16	15
0.647% due 11/25/2037 •		1,102	1,059
0.707% due 02/25/2036 ~		2,110	2,068
0.707% due 03/25/2037 •		200	193

Countrywide Asset-Backed Certificates Trust
1.252% due 02/25/2036 •		336	336

Countrywide Asset-Backed Certificates Trust, Inc.
1.197% due 08/25/2047 •		164	160

Credit-Based Asset Servicing & Securitization LLC
0.677% due 07/25/2037 •		517	392

Credit-Based Asset Servicing & Securitization Trust
0.517% due 11/25/2036 •		18	10

Ellington Loan Acquisition Trust
1.557% due 05/25/2037 •		829	820

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	25

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
0.592% due 10/25/2036 •		$50	$47

Greystone Commercial Real Estate Notes Ltd.
1.577% due 09/15/2037 •		7,800	7,735

GSAA Home Equity Trust
6.720% due 03/25/2046 þ		223	157

GSAMP Trust
1.432% due 03/25/2035 ^•		241	233

Home Equity Asset Trust
1.132% due 02/25/2036 •		2,247	2,223
1.312% due 08/25/2034 •		13	13

Home Equity Mortgage Loan Asset-Backed Trust
0.677% due 04/25/2037 •		92	77

IndyMac INDB Mortgage Loan Trust
0.597% due 07/25/2036 •		100	36

JP Morgan Mortgage Acquisition Corp.
0.967% due 02/25/2036 ^•		1,178	1,166

JP Morgan Mortgage Acquisition Trust
0.667% due 10/25/2036 ~		38	38

Lehman XS Trust
5.022% due 06/25/2036 þ		66	69

LoanCore Issuer Ltd.
1.527% due 05/15/2036 •		687	685

Long Beach Mortgage Loan Trust
0.577% due 08/25/2036 •		94	45

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	484	535

MASTR Specialized Loan Trust
2.257% due 07/25/2035 •		$1,417	1,403

Morgan Stanley ABS Capital, Inc. Trust
0.587% due 10/25/2036 •		93	87

Morgan Stanley Mortgage Loan Trust
2.079% due 11/25/2036 ^•		663	318

Option One Mortgage Loan Trust
1.237% due 02/25/2035 •		429	423

Palmer Square Loan Funding Ltd.
1.159% due 10/24/2027 ~		1,168	1,166
1.224% due 04/20/2027 •		98	98

Renaissance Home Equity Loan Trust
1.557% due 09/25/2037 •		413	219

Saxon Asset Securities Trust
0.747% due 09/25/2036 •		3,000	2,915

Soundview Home Loan Trust
0.517% due 11/25/2036 •		283	108
0.637% due 07/25/2037 •		176	166

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.657% due 06/25/2037 •		$371	$291
1.017% due 05/25/2036 •		137	135

Starwood Commercial Mortgage Trust
1.499% due 07/15/2038 •		3,420	3,408

Symphony CLO Ltd.
1.188% due 07/14/2026 •		228	227

Telos CLO Ltd.
1.191% due 04/17/2028 •		24	24

Towd Point Mortgage Trust
1.457% due 05/25/2058 •		101	102

Trinitas Euro CLO DAC
1.550% due 08/15/2033 •	EUR	667	738

Total Asset-Backed Securities (Cost $34,166)			34,027

SOVEREIGN ISSUES 13.5%

Argentina Government International Bond
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	2,116	11
40.178% (BADLARPP) due 10/04/2022 ~		100	0

Australia Government International Bond
3.000% due 09/20/2025	AUD	2,387	1,993

Canada Government Real Return Bond
4.250% due 12/01/2026 (a)	CAD	827	809

Italy Buoni Poliennali Del Tesoro
0.100% due 05/15/2033 (a)	EUR	4,502	5,182
0.400% due 05/15/2030 (a)		6,179	7,417
0.650% due 05/15/2026 (a)		4,200	5,123
1.300% due 05/15/2028 (a)		4,617	5,888
1.400% due 05/26/2025 (a)		13,697	16,488

Japan Government International Bond
0.100% due 03/10/2029 (a)	JPY	376,439	3,256

Mexico Government International Bond
4.500% due 11/22/2035 (a)	MXN	8,662	467

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	471	342
2.500% due 09/20/2035		2,296	1,841

Peru Government International Bond
5.940% due 02/12/2029	PEN	600	158

Qatar Government International Bond
3.875% due 04/23/2023		$300	306

United Kingdom Gilt
0.125% due 03/22/2024 (a)	GBP	3,801	5,501
1.875% due 11/22/2022 (a)		1,699	2,396

Total Sovereign Issues (Cost $57,693)			57,178

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

FINANCIALS 0.0%

Bank of America Corp.
5.875% due 03/15/2028 •(b)	160,000	$162

Total Preferred Securities (Cost $160)		162

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (d) 1.0%
		4,378

Total Short-Term Instruments (Cost $4,378)		4,378

Total Investments in Securities (Cost $644,132)		648,228

INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	18,501	180

Total Short-Term Instruments (Cost $179)		180

Total Investments in Affiliates (Cost $179)		180

Total Investments 152.9% (Cost $644,311)		$648,408

Financial Derivative Instruments (f)(h) (0.0)% (Cost or Premiums, net $(351))		(41)

Other Assets and Liabilities, net (52.9)%		(224,237)

Net Assets 100.0%		$424,130

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Principal amount of security is adjusted for inflation.

(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(c)	Contingent convertible security.

26	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$4,378	U.S. Treasury Bills 0.000% due 08/04/2022	$(4,466)	$4,378	$4,378

Total Repurchase Agreements						$(4,466)	$4,378	$4,378

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	0.230%	03/03/2022	04/06/2022	$(37,841)	$(37,848)
	0.230	03/10/2022	04/06/2022	(77,283)	(77,293)
	0.230	03/15/2022	04/06/2022	(68,411)	(68,419)
JPS	0.310	03/21/2022	04/04/2022	(5,217)	(5,218)
NOM	0.340	03/23/2022	04/06/2022	(26,964)	(26,966)

Total Reverse Repurchase Agreements					$(215,744)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BOS	0.330%	03/31/2022	04/01/2022	$(4,878)	$(4,878)

Total Sale-Buyback Transactions					$(4,878)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(183,560)	$0	$(183,560)	$183,229	$(331)
DEU	0	0	0	0	(260)	(260)
FICC	4,378	0	0	4,378	(4,466)	(88)
JPS	0	(5,218)	0	(5,218)	5,164	(54)
NOM	0	(26,966)	0	(26,966)	27,089	123

Master Securities Forward Transaction Agreement
BOS	0	0	(4,878)	(4,878)	4,857	(21)

Total Borrowings and Other Financing Transactions	$4,378	$(215,744)	$(4,878)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(215,744)	$0	$0	$(215,744)

Total	$0	$(215,744)	$0	$0	$(215,744)

Sale-Buyback Transactions
U.S. Treasury Obligations	(4,878)	0	0	0	(4,878)

Total	$(4,878)	$0	$0	$0	$(4,878)

Total Borrowings	$(4,878)	$(215,744)	$0	$0	$(220,622)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(220,622)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	27

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

(e)	Securities with an aggregate market value of $220,338 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(245,299) at a weighted average interest rate of 0.079%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month EURIBOR March Futures	03/2023	209	$	57,394	$(565)	$69	$(41)
Call Options Strike @ EUR 117.000 on Euro-Schatz Bond June 2022 Futures(1)	05/2022	433		2	(1)	0	0
U.S. Treasury 5-Year Note June Futures	06/2022	27		3,097	(34)	4	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	19		3,365	79	20	0
United Kingdom Long Gilt June Futures	06/2022	27		4,300	(11)	15	(4)

					$(532)	$108	$(45)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note June Futures	06/2022	7	$	(576)	$9	$0	$(2)
Australia Government 10-Year Bond June Futures	06/2022	6		(569)	24	2	(5)
Euro-Bobl June Futures	06/2022	202		(28,795)	463	81	(170)
Euro-BTP Italy Government Bond June Futures	06/2022	231		(32,955)	1,131	30	(217)
Euro-Bund 10-Year Bond June Futures	06/2022	17		(2,984)	19	4	(28)
Euro-Buxl 30-Year Bond June Futures	06/2022	45		(9,269)	256	10	(143)
Euro-Schatz June Futures	06/2022	641		(78,523)	567	99	(138)
Gold 100 oz. June Futures	06/2022	12		(2,345)	(23)	0	(18)
Japan Government 10-Year Bond June Futures	06/2022	2		(2,459)	14	0	(11)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	14		(42)	(36)	11	(5)
U.S. Treasury 2-Year Note June Futures	06/2022	177		(37,510)	369	0	(29)
U.S. Treasury 10-Year Note June Futures	06/2022	318		(39,074)	638	0	(80)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	275		(37,254)	1,357	0	(112)
U.S. Treasury 30-Year Bond June Futures	06/2022	45		(6,753)	179	0	(28)

					$4,967	$237	$(986)

Total Futures Contracts					$4,435	$345	$(1,031)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.285%	EUR	200	$2	$(1)	$1	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.363	$	100	(5)	6	1	0	0

							$(3)	$5	$2	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$2,800	$(188)	$6	$(182)	$0	$(2)
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026	5,400	(515)	161	(354)	0	0

					$(703)	$167	$(536)	$0	$(2)

28	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	4,400	$139	$342	$481	$0	$(19)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	09/20/2027	JPY	64,000	(1)	(2)	(3)	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		60,000	(1)	(2)	(3)	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		274,770	(15)	(17)	(32)	0	(12)
Pay(7)	3-Month EUR-EURIBOR	0.526	Annual	11/21/2023	EUR	24,100	0	(331)	(331)	14	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,200	4	1	5	0	(4)
Receive(7)	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028	$	4,600	0	131	131	0	(4)
Receive(7)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028		2,500	0	71	71	0	(2)
Pay(7)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053		1,000	0	(53)	(53)	10	0
Pay(7)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		500	0	(36)	(36)	5	0
Receive(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	11,100	1,044	170	1,214	0	(77)
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		3,200	(354)	(130)	(484)	32	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031		8,700	(64)	(1,698)	(1,762)	0	(15)
Pay	CPTFEMU	2.580	Maturity	03/15/2052		100	0	2	2	2	0
Pay	CPTFEMU	2.590	Maturity	03/15/2052		900	(7)	12	5	24	0
Pay	CPURNSA	3.083	Maturity	08/27/2022	$	19,300	0	(819)	(819)	23	0
Receive	CPURNSA	2.703	Maturity	05/25/2026		4,110	1	334	335	0	(26)
Pay	CPURNSA	1.998	Maturity	07/25/2029		2,300	2	(332)	(330)	16	0
Pay	CPURNSA	1.883	Maturity	11/20/2029		9,400	9	(1,505)	(1,496)	65	0
Receive	CPURNSA	2.311	Maturity	02/24/2031		3,700	3	465	468	0	(27)
Receive	CPURNSA	2.668	Maturity	05/14/2031		5,000	0	431	431	0	(35)
Receive	UKRPI	4.220	Maturity	08/15/2022	GBP	600	0	50	50	1	0
Receive	UKRPI	4.180	Maturity	09/15/2022		6,700	0	535	535	11	0
Receive	UKRPI	4.480	Maturity	09/15/2023		600	0	52	52	3	0
Pay	UKRPI	6.000	Maturity	03/15/2024		3,400	9	(1)	8	0	(14)
Pay	UKRPI	3.330	Maturity	01/15/2025		8,300	246	(1,367)	(1,121)	0	(51)
Receive	UKRPI	4.735	Maturity	12/15/2026		4,300	(38)	262	224	38	0
Pay	UKRPI	3.438	Maturity	01/15/2030		3,200	0	(690)	(690)	0	(47)
Pay	UKRPI	4.140	Maturity	10/15/2031		2,900	(34)	(309)	(343)	0	(42)
Receive	UKRPI	4.250	Maturity	11/15/2031		1,100	10	96	106	16	0
Receive	UKRPI	4.288	Maturity	02/15/2032		1,400	4	74	78	23	0
Pay	UKRPI	3.566	Maturity	03/15/2036		700	0	(190)	(190)	0	(16)
Pay	UKRPI	3.580	Maturity	03/15/2036		1,500	(8)	(394)	(402)	0	(35)

							$949	$(4,848)	$(3,899)	$283	$(430)

Total Swap Agreements							$243	$(4,676)	$(4,433)	$283	$(432)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$345	$283	$628	$0	$(1,050)	$(432)	$(1,482)

(g)

Securities with an aggregate market value of $3,532 and cash of $2,637 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	29

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(19) for closed futures is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022		DKK	30,641		$4,840	$283	$0

BPS	04/2022		CAD	4,373		3,450	0	(48)
	04/2022		DKK	34,940		5,346	150	0
	04/2022		EUR	4,011		4,444	27	(20)
	04/2022			$589	AUD	809	17	0
	04/2022			2,704	CAD	3,375	0	(5)
	04/2022			1,552	DKK	10,320	0	(17)
	04/2022			1,512	EUR	1,366	2	(3)
	04/2022			646	GBP	482	0	(13)
	04/2022			6,336	JPY	743,100	0	(233)
	05/2022		NOK	24,415		$2,815	43	0
	07/2022		MXN	5,835		279	0	(10)

BSH	05/2022			$26	PEN	98	0	0

CBK	04/2022		DKK	27,768		$4,338	209	0
	04/2022			$767	DKK	5,045	0	(17)

DUB	04/2022			6,096		41,323	49	0
	07/2022		DKK	41,168		$6,096	0	(47)

GLM	04/2022	«		$2	RUB	155	0	0

HUS	04/2022		AUD	3,546		$2,666	13	0
	04/2022		DKK	14,015		2,192	108	0
	04/2022		EUR	2,188		2,428	8	0
	04/2022		GBP	559		746	12	0
	04/2022			$1,062	DKK	6,795	0	(52)
	04/2022			3,910	EUR	3,551	18	0
	04/2022			430	GBP	328	1	0
	04/2022			5,237	NZD	7,508	0	(33)
	05/2022		NZD	7,508		$5,234	33	0
	05/2022			$2,993	NZD	4,315	0	(4)

JPM	04/2022		DKK	10,725		$1,643	47	0
	04/2022	«	RUB	1,154		8	0	(5)
	05/2022			$2,729	NOK	24,300	30	0

MYI	04/2022		DKK	91,508		$14,443	834	0
	04/2022		NZD	7,508		5,038	0	(165)
	04/2022			$20,524	DKK	138,883	131	0
	04/2022			40,932	EUR	36,758	0	(268)
	05/2022		EUR	36,758		$40,968	269	0
	07/2022		DKK	138,365		20,524	0	(124)

RBC	06/2022		MXN	3,316		161	0	(4)

SCX	04/2022		EUR	37,361		42,018	687	0
	04/2022		GBP	14,622		19,625	416	0
	04/2022		JPY	1,467,447		12,749	695	0
	04/2022			$469	GBP	359	3	0
	04/2022	«		13	RUB	999	0	(1)
	05/2022		GBP	14,012		$18,445	42	0

UAG	04/2022			$1,795	JPY	218,300	0	(1)

Total Forward Foreign Currency Contracts							$4,127	$(1,070)

30	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	2,200	$2	$552
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	3,090	236	774

BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.410	02/02/2023	11,000	55	15
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	1,410	105	353

CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/23/2023	17,900	98	47

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237	11/17/2023	1,800	112	165

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	01/25/2023	19,100	116	42

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.428	01/31/2023	10,800	55	15
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	2,100	153	529

NGF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	3,800	239	329

Total Purchased Options							$1,171	$2,821

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	300	$0	$0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	700	(1)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	100	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	700	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	400	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	600	(3)	(1)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	600	(1)	(1)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	600	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	500	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	100	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	500	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	400	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	900	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	1,300	(2)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	1,000	(4)	(1)

CBK	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	500	(1)	(1)

DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	600	(1)	0

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	400	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	100	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	400	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	500	(1)	(1)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	300	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	300	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	500	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	100	0	0

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	400	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	400	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	200	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	1,100	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	100	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	900	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	600	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	500	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	400	(1)	0

						$(36)	$(14)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	31

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	9,000	$(409)	$(169)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	4,100	(30)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	300	(2)	0

						$(441)	$(169)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	04/07/2022	700	$(4)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	700	(4)	(11)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	6,600	0	(914)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	9,240	(230)	(1,282)

BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	800	(3)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	800	(6)	(17)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.558	02/02/2023	2,400	(55)	(29)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	4,160	(102)	(577)

CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	700	(3)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	700	(3)	(6)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.736	02/23/2023	3,900	(96)	(68)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.600	05/18/2022	4,000	(53)	(90)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340	11/17/2023	9,100	(115)	(266)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	1,600	(6)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	1,600	(6)	(13)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	1,700	(6)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	1,700	(10)	(32)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	01/25/2023	4,200	(116)	(74)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.579	01/31/2023	2,400	(56)	(30)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	6,400	(155)	(886)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	18,500	(244)	(558)

							$(1,273)	$(4,855)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$96.406	06/06/2022	500	$(3)	$(4)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.617	06/06/2022	200	(1)	(2)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	98.406	06/06/2022	500	(3)	(3)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.617	06/06/2022	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.391	05/05/2022	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	300	(1)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	100	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	200	(1)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	100	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	200	(1)	(1)

					$(15)	$(27)

Total Written Options					$(1,765)	$(5,065)

32	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$283	$0	$0	$283	$0	$(3)	$0	$(3)	$280	$(280)	$0
BPS	239	1,326	0	1,565	(349)	(2,208)	0	(2,557)	(992)	1,232	240
BRC	0	368	0	368	0	(629)	0	(629)	(261)	261	(0)
CBK	209	47	0	256	(17)	(166)	0	(183)	73	(260)	(187)
DUB	49	165	0	214	(47)	(266)	0	(313)	(99)	0	(99)
GLM	0	0	0	0	0	(183)	0	(183)	(183)	(410)	(593)
GST	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
HUS	193	0	0	193	(89)	0	0	(89)	104	0	104
JPM	77	42	0	119	(5)	(133)	0	(138)	(19)	0	(19)
MYC	0	544	0	544	0	(918)	0	(918)	(374)	51	(323)
MYI	1,234	0	0	1,234	(557)	0	0	(557)	677	(730)	(53)
NGF	0	329	0	329	0	(558)	0	(558)	(229)	272	43
RBC	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
SCX	1,843	0	0	1,843	(1)	0	0	(1)	1,842	(1,420)	422
UAG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$4,127	$2,821	$0	$6,948	$(1,070)	$(5,065)	$0	$(6,135)

(i)

Securities with an aggregate market value of $2,054 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$345	$345
Swap Agreements	0	0	0	0	283	283

	$0	$0	$0	$0	$628	$628

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,127	$0	$4,127
Purchased Options	0	0	0	0	2,821	2,821

	$0	$0	$0	$4,127	$2,821	$6,948

	$0	$0	$0	$4,127	$3,449	$7,576

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$18	$0	$0	$0	$1,032	$1,050
Swap Agreements	0	2	0	0	430	432

	$18	$2	$0	$0	$1,462	$1,482

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,070	$0	$1,070
Written Options	0	14	0	0	5,051	5,065

	$0	$14	$0	$1,070	$5,051	$6,135

	$18	$16	$0	$1,070	$6,513	$7,617

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	33

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)	March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(152)	$0	$0	$0	$2,598	$2,446
Swap Agreements	0	(758)	0	0	(2,920)	(3,678)

	$(152)	$(758)	$0	$0	$(322)	$(1,232)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,762	$0	$6,762
Purchased Options	0	0	0	0	(49)	(49)
Written Options	0	128	0	0	342	470

	$0	$128	$0	$6,762	$293	$7,183

	$(152)	$(630)	$0	$6,762	$(29)	$5,951

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(45)	$0	$0	$0	$2,657	$2,612
Swap Agreements	0	556	0	0	(2,552)	(1,996)

	$(45)	$556	$0	$0	$105	$616

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,174)	$0	$(1,174)
Purchased Options	0	0	0	0	781	781
Written Options	0	(11)	0	0	(2,943)	(2,954)

	$0	$(11)	$0	$(1,174)	$(2,162)	$(3,347)

	$(45)	$545	$0	$(1,174)	$(2,057)	$(2,731)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$32,485	$0	$32,485
Industrials	0	302	0	302
Utilities	0	1,143	0	1,143
U.S. Government Agencies	0	17,318	0	17,318
U.S. Treasury Obligations	0	468,543	0	468,543
Non-Agency Mortgage-Backed Securities	0	32,691	1	32,692
Asset-Backed Securities	0	34,027	0	34,027
Sovereign Issues	0	57,178	0	57,178
Preferred Securities
Financials	0	162	0	162
Short-Term Instruments
Repurchase Agreements	0	4,378	0	4,378

	$0	$648,227	$1	$648,228

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$180	$0	$0	$180

Total Investments	$180	$648,227	$1	$648,408

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$321	$307	$0	$628
Over the counter	0	6,948	0	6,948

	$321	$7,255	$0	$7,576

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(782)	(681)	0	(1,463)
Over the counter	(2)	(6,127)	(6)	(6,135)

	$(784)	$(6,808)	$(6)	$(7,598)

Total Financial Derivative Instruments	$(463)	$447	$(6)	$(22)

Totals	$(283)	$648,674	$(5)	$648,386

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

34	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 169.9%

CORPORATE BONDS & NOTES 6.1%

BANKING & FINANCE 5.7%

American Tower Corp.
3.000% due 06/15/2023		$161	$162

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		68	60
3.950% due 07/01/2024		643	641

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(c)(d)	EUR	400	458

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,367	1,381

Crown Castle International Corp.
3.150% due 07/15/2023		2,734	2,754

Five Corners Funding Trust
4.419% due 11/15/2023		100	102

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		1,046	1,048

HSBC Holdings PLC
6.000% due 03/29/2040	GBP	1,126	1,813

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	5,832	748
1.000% due 10/01/2050		56,129	7,308
1.000% due 10/01/2053		16,483	2,076
1.500% due 10/01/2053		29,029	3,857
2.000% due 10/01/2053		5,100	705
2.500% due 10/01/2047		2	0

Mitsubishi HC Capital, Inc.
2.652% due 09/19/2022		$200	201

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~		1,528	1,542
4.519% due 06/25/2024 •		965	980

Nissan Motor Acceptance Co. LLC
2.600% due 09/28/2022		161	161
3.450% due 03/15/2023		80	80

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	2,384	306
1.000% due 10/01/2050		61,285	7,966
1.500% due 10/01/2053		5,981	794

Nykredit Realkredit AS
0.500% due 10/01/2043		31,878	4,096
1.000% due 10/01/2050		87,127	11,320
1.000% due 10/01/2053		4,673	598
1.500% due 10/01/2053		58,743	7,856
2.000% due 10/01/2053		2,100	290
2.500% due 10/01/2047		2	0

Realkredit Danmark AS
1.000% due 10/01/2050		19,740	2,568
1.000% due 10/01/2053		52,649	6,638
1.500% due 10/01/2053		13,950	1,867
2.000% due 10/01/2053		100	14
2.500% due 04/01/2047		8	1

UniCredit SpA
7.830% due 12/04/2023		$3,740	3,976

			74,367

INDUSTRIALS 0.3%

Charter Communications Operating LLC
4.464% due 07/23/2022		241	242

Discovery Communications LLC
2.950% due 03/20/2023		43	43

Energy Transfer LP
3.600% due 02/01/2023		80	81

Enterprise Products Operating LLC
3.350% due 03/15/2023		161	162

Imperial Brands Finance PLC
3.500% due 02/11/2023		200	201
3.750% due 07/21/2022		200	200

Mitsubishi Corp.
2.625% due 07/14/2022		400	401

Panasonic Corp.
2.536% due 07/19/2022		400	401

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RELX Capital, Inc.
3.500% due 03/16/2023	$80	$81

Suntory Holdings Ltd.
2.550% due 06/28/2022	500	501

Toyota Tsusho Corp.
3.625% due 09/13/2023	800	810

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	151	154

VMware, Inc.
3.900% due 08/21/2027	161	163

		3,440

UTILITIES 0.1%

Duke Energy Corp.
2.400% due 08/15/2022	80	80

Petrobras Global Finance BV
5.093% due 01/15/2030	1,161	1,161

		1,241

Total Corporate Bonds & Notes (Cost $89,129)		79,048

U.S. GOVERNMENT AGENCIES 3.4%

Fannie Mae
1.304% due 09/01/2044 - 10/01/2044 •	9	9

Freddie Mac
0.997% due 12/15/2037 •	45	46
1.745% due 09/01/2036 •	14	14
1.885% due 10/01/2036 •	19	19
2.000% due 07/01/2036 •	34	36

Ginnie Mae
0.382% due 08/20/2068 •	1,440	1,409

Uniform Mortgage-Backed Security
4.000% due 09/01/2048 - 03/01/2049	96	98

Uniform Mortgage-Backed Security, TBA
3.500% due 06/01/2052	13,300	13,251
4.000% due 05/01/2052	28,600	29,095

Total U.S. Government Agencies (Cost $43,924)		43,977

U.S. TREASURY OBLIGATIONS 105.2%

U.S. Treasury Bonds
1.625% due 11/15/2050 (f)	20,095	16,492

U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2023 (h)	18,968	19,631
0.125% due 07/15/2024 (f)	89,318	93,754
0.125% due 10/15/2024 (f)(h)(j)	137,384	143,743
0.125% due 04/15/2025 (f)	57,890	60,527
0.125% due 10/15/2025 (f)	74,203	77,806
0.125% due 04/15/2026 (f)	65,646	68,643
0.125% due 07/15/2026	22,962	24,144
0.125% due 10/15/2026 (f)	182,062	191,459
0.125% due 01/15/2030 (j)	492	519
0.125% due 07/15/2030 (f)(j)	1,170	1,241
0.125% due 01/15/2031 (j)	162	172
0.125% due 07/15/2031	21,865	23,275
0.125% due 01/15/2032	17,035	18,133
0.125% due 02/15/2051 (f)(j)	864	886
0.250% due 01/15/2025	50,553	53,027
0.375% due 07/15/2023 (f)	77,408	81,262
0.375% due 07/15/2025	45,857	48,511
0.375% due 01/15/2027	18,035	19,124
0.375% due 07/15/2027	18,618	19,839
0.500% due 04/15/2024 (f)	92,270	96,997
0.625% due 04/15/2023 (h)	46,935	48,941
0.625% due 01/15/2024 (f)	118,579	124,737
0.625% due 01/15/2026 (f)	72,064	76,855
0.625% due 02/15/2043 (j)	421	470
0.750% due 07/15/2028 (j)	29,901	32,719
0.750% due 02/15/2045	1,552	1,783
0.875% due 01/15/2029	1,781	1,968
1.000% due 02/15/2046	1,898	2,313

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.375% due 02/15/2044		$89	$115
1.750% due 01/15/2028		691	791
2.125% due 02/15/2040		2,334	3,304
2.125% due 02/15/2041 (f)		960	1,358

Total U.S. Treasury Obligations (Cost $1,357,935)			1,354,539

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.0%

Alliance Bancorp Trust
0.937% due 07/25/2037 •		1,632	1,516

AREIT Trust
2.784% due 04/15/2037 •		333	333

BCAP LLC Trust
2.892% due 04/26/2036 ~		288	256

Bear Stearns Adjustable Rate Mortgage Trust
2.947% due 07/25/2036 ^~		53	51
3.020% due 01/25/2035 ~		29	30
3.318% due 02/25/2036 ^~		125	123

Bear Stearns ALT-A Trust
2.627% due 05/25/2035 ~		529	526

Chase Mortgage Finance Trust
2.787% due 12/25/2035 ^~		7	7

Citigroup Mortgage Loan Trust
2.329% due 03/25/2034 ~		30	31
2.470% due 05/25/2035 •		1	1

Countrywide Alternative Loan Trust
5.500% due 11/25/2035 ^		46	42

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2035		92	90
6.000% due 04/25/2036		184	123

Countrywide Home Loan Reperforming REMIC Trust
0.797% due 06/25/2035 •		28	27

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
1.157% due 10/25/2035 ^•		198	109

Credit Suisse Mortgage Capital Certificates
3.779% due 10/26/2036 ~		11	10

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		260	150

Great Hall Mortgages PLC
0.386% due 06/18/2038 •	GBP	42	55
1.100% due 03/18/2039 •		42	55

GSR Mortgage Loan Trust
2.766% due 09/25/2035 ~		$6	6
2.871% due 01/25/2036 ^~		36	37

HarborView Mortgage Loan Trust
0.889% due 05/19/2035 •		204	195

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	3,072	4,043

HomeBanc Mortgage Trust
0.997% due 10/25/2035 •		$8	8

IndyMac INDX Mortgage Loan Trust
1.017% due 07/25/2035 •		1,673	1,321

Residential Asset Securitization Trust
0.857% due 05/25/2035 •		648	461
5.750% due 03/25/2037 ^		208	97

Structured Adjustable Rate Mortgage Loan Trust
3.031% due 03/25/2036 ^~		102	92

Structured Asset Mortgage Investments Trust
0.877% due 04/25/2036 •		5	5

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •	GBP	2,621	3,457

WaMu Mortgage Pass-Through Certificates Trust
3.059% due 08/25/2036 ^~		$5	5

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		45	43

Wells Fargo Mortgage-Backed Securities Trust
2.494% due 10/25/2036 ~		2	2

Total Non-Agency Mortgage-Backed Securities (Cost $13,495)			13,307

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	35

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 8.2%

ACE Securities Corp. Home Equity Loan Trust
1.582% due 04/25/2035 •		$1,144	$1,108
2.257% due 06/25/2034 •		16	16

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	300	329

Apex Credit CLO Ltd.
1.918% due 09/20/2029 ~		$4,100	4,078

Ares European CLO
0.660% due 10/15/2030 •	EUR	599	658

Argent Mortgage Loan Trust
0.937% due 05/25/2035 •		$349	324

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	400	439

Bain Capital Euro DAC
0.740% due 01/20/2032 •		1,200	1,317

Benefit Street Partners CLO Ltd.
1.271% due 01/17/2032 •		$1,100	1,091

BlueMountain Fuji EUR CLO DAC
0.910% due 01/15/2033 •	EUR	3,200	3,482

Bosphorus CLO DAC
0.820% due 12/15/2030 •		1,000	1,102

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •		$574	575
1.957% due 10/25/2037 •		400	401

Citigroup Mortgage Loan Trust
0.727% due 05/25/2037 •		3,400	3,186
0.917% due 12/25/2036 •		38	31

Citigroup Mortgage Loan Trust, Inc.
0.952% due 10/25/2036 •		1,046	1,017

Countrywide Asset-Backed Certificates
0.597% due 05/25/2035 •		73	72
0.597% due 07/25/2037 •		354	337
0.647% due 11/25/2037 •		4,930	4,737
0.657% due 09/25/2037 •		89	82
0.707% due 03/25/2037 •		965	932
0.937% due 05/25/2036 •		3,479	3,059
5.805% due 04/25/2036 ^~		432	396

Crestline Denali CLO Ltd.
1.284% due 04/20/2030 •		1,000	999

Elevation CLO Ltd.
1.208% due 10/25/2030 •		4,000	3,967

First Franklin Mortgage Loan Trust
0.567% due 12/25/2037 •		1,831	1,776
1.162% due 11/25/2036 •		2,332	2,281
1.327% due 09/25/2035 •		3,318	3,302

Fremont Home Loan Trust
0.592% due 10/25/2036 •		511	482
1.192% due 07/25/2035 •		28	28

GoldenTree Loan Management U.S. CLO Ltd.
1.164% due 11/20/2030 •		3,000	2,969

GSAMP Trust
1.192% due 09/25/2035 ^•		32	32
1.432% due 03/25/2035 ^•		484	468

Harvest CLO DAC
0.760% due 07/15/2031 •	EUR	800	869

Home Equity Asset Trust
1.537% due 10/25/2035 •		$1,500	1,473

Home Equity Mortgage Loan Asset-Backed Trust
0.677% due 04/25/2037 •		446	373

HSI Asset Securitization Corp. Trust
0.997% due 02/25/2036 •		347	344

IndyMac INDB Mortgage Loan Trust
0.597% due 07/25/2036 •		3,835	1,393

KKR CLO Ltd.
1.191% due 07/15/2030 •		800	791

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		3,537	2,553

Lehman XS Trust
5.022% due 06/25/2036 þ		1,062	1,103

LoanCore Issuer Ltd.
1.527% due 05/15/2036 •		528	527

Long Beach Mortgage Loan Trust
0.577% due 08/25/2036 •		320	155

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Magnetite Ltd.
1.386% due 11/15/2028 •		$1,590	$1,579

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	415	459

MASTR Asset-Backed Securities Trust
0.797% due 06/25/2036 •		$1,024	972

Merrill Lynch Mortgage Investors Trust
0.877% due 02/25/2037 •		5,849	2,294
1.177% due 05/25/2036 •		53	53

MidOcean Credit CLO
1.530% due 02/20/2031 •		700	694

Mountain View CLO Ltd.
1.064% due 10/13/2027 •		558	556

NovaStar Mortgage Funding Trust
1.162% due 01/25/2036 •		868	863

Octagon Investment Partners Ltd.
1.395% due 02/14/2031 •		1,200	1,188

OZLM Ltd.
1.354% due 10/20/2031 •		400	394

Palmer Square Loan Funding Ltd.
0.928% due 10/15/2029 •		700	694

Rad CLO Ltd.
1.379% due 07/24/2032 •		4,300	4,265

Renaissance Home Equity Loan Trust
1.557% due 09/25/2037 •		3,290	1,748

Residential Asset Securities Corp. Trust
0.737% due 09/25/2036 •		3,500	3,426
0.937% due 08/25/2036 •		1,483	1,365

Securitized Asset-Backed Receivables LLC Trust
0.957% due 05/25/2036 •		3,984	2,618
1.132% due 10/25/2035 •		6,599	6,534

Sound Point CLO Ltd.
1.249% due 01/23/2029 •		527	526

Soundview Home Loan Trust
0.657% due 06/25/2037 •		3,334	2,617

Specialty Underwriting & Residential Finance Trust
0.777% due 09/25/2037 •		7,547	4,840

Structured Asset Securities Corp.
1.117% due 02/25/2035 •		34	34

Structured Asset Securities Corp. Mortgage Loan Trust
1.027% due 10/25/2036 •		959	949

Symphony CLO Ltd.
1.121% due 04/15/2028 •		261	260
1.188% due 07/14/2026 •		186	186

TCI-Symphony CLO Ltd.
1.264% due 10/13/2032 •		4,300	4,264

TCW CLO Ltd.
1.228% due 04/25/2031 •		3,800	3,764

Telos CLO Ltd.
1.191% due 04/17/2028 •		57	57

TICP CLO Ltd.
1.094% due 04/20/2028 •		674	674

Trinitas Euro CLO DAC
1.550% due 08/15/2033 •	EUR	476	527

Venture CLO Ltd.
1.121% due 04/15/2027 •		$1,034	1,034
1.121% due 07/15/2027 •		175	175

Vibrant CLO Ltd.
1.294% due 09/15/2030 •		1,000	998

Wells Fargo Home Equity Asset-Backed Securities Trust
2.857% due 12/25/2034 •		563	566

Total Asset-Backed Securities (Cost $105,744)			105,827

SOVEREIGN ISSUES 8.7%

Argentina Government International Bond
0.500% due 07/09/2030 þ		541	165
1.125% due 07/09/2035 þ		354	102
1.450% due 08/13/2023	ARS	14,036	74

Australia Government International Bond
3.000% due 09/20/2025 (b)	AUD	8,298	6,928

Canada Government Real Return Bond
4.250% due 12/01/2026 (b)	CAD	4,522	4,425

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Denmark Government International Bond
0.100% due 11/15/2023 (b)	DKK	15,822	$2,542

France Government International Bond
0.100% due 07/25/2031 (b)	EUR	3,677	4,815
2.100% due 07/25/2023 (b)		2,275	2,750

Italy Buoni Poliennali Del Tesoro
0.100% due 05/15/2033 (b)		7,981	9,186
0.400% due 05/15/2030 (b)		10,973	13,173
1.400% due 05/26/2025 (b)		31,147	37,495

Japan Government International Bond
0.100% due 03/10/2028 (b)	JPY	404,553	3,491
0.100% due 03/10/2029 (b)		689,231	5,962

Mexico Government International Bond
4.500% due 11/22/2035 (b)	MXN	6,166	332

New Zealand Government International Bond
3.000% due 09/20/2030 (b)	NZD	12,098	9,686

Peru Government International Bond
5.940% due 02/12/2029	PEN	3,041	803

Qatar Government International Bond
3.875% due 04/23/2023		$1,448	1,475

Saudi Government International Bond
4.000% due 04/17/2025		2,469	2,565

United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	3,670	5,312

Total Sovereign Issues (Cost $112,382)			111,281

		SHARES
COMMON STOCKS 0.9%

CONSUMER DISCRETIONARY 0.4%

Hilton Worldwide Holdings, Inc. (a)		14,736	2,236

Marriott International, Inc. ‘A’ (a)		14,736	2,590

			4,826

REAL ESTATE 0.5%

CBRE Group, Inc. ‘A’ (a)		32,162	2,944

Howard Hughes Corp. (a)		31,833	3,298

			6,242

Total Common Stocks (Cost $9,716)			11,068

PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(c)		917,000	927

Total Preferred Securities (Cost $917)			927

REAL ESTATE INVESTMENT TRUSTS 36.3%

REAL ESTATE 36.3%

Agree Realty Corp.		113,657	7,542

Alexandria Real Estate Equities, Inc.		43,747	8,804

American Assets Trust, Inc.		125,797	4,766

American Campus Communities, Inc.		102,628	5,744

American Homes 4 Rent ‘A’		339,294	13,582

American Tower Corp.		51,248	12,875

AvalonBay Communities, Inc.		121,143	30,088

Camden Property Trust		37,072	6,161

Crown Castle International Corp.		20,428	3,771

CubeSmart		201,820	10,501

Digital Realty Trust, Inc.		38,096	5,402

Duke Realty Corp.		302,624	17,570

Equinix, Inc.		4,404	3,266

36	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	SHARES	MARKET VALUE (000S)

Equity LifeStyle Properties, Inc.	193,748	$14,818

Essex Property Trust, Inc.	25,665	8,867

Extra Space Storage, Inc.	7,457	1,533

First Industrial Realty Trust, Inc.	151,956	9,408

Gaming & Leisure Properties, Inc.	143,527	6,736

Healthcare Realty Trust, Inc.	147,772	4,061

Healthpeak Properties, Inc.	404,601	13,890

Host Hotels & Resorts, Inc.	189,873	3,689

Hudson Pacific Properties, Inc.	147,034	4,080

Invitation Homes, Inc.	751,193	30,183

Kilroy Realty Corp.	63,015	4,816

Life Storage, Inc.	63,241	8,881

Medical Properties Trust, Inc.	527,756	11,157

MGM Growth Properties LLC	785,942	30,416

Mid-America Apartment Communities, Inc.	26,692	5,591

Prologis, Inc.	16,757	2,706

PS Business Parks, Inc.	30,612	5,145

Public Storage	19,319	7,540

Regency Centers Corp.	36,159	2,580

Retail Opportunity Investments Corp.	158,285	3,069

Rexford Industrial Realty, Inc.	119,323	8,900

Ryman Hospitality Properties, Inc.	82,000	7,607

	SHARES	MARKET VALUE (000S)

Safehold, Inc.	38,266	$2,122

SBA Communications Corp.	37,109	12,769

Simon Property Group, Inc.	134,167	17,651

SITE Centers Corp.	213,608	3,569

Sun Communities, Inc.	162,498	28,484

Sunstone Hotel Investors, Inc.	200,716	2,364

Terreno Realty Corp.	71,203	5,273

UDR, Inc.	139,435	7,999

Ventas, Inc.	197,072	12,171

VICI Properties, Inc.	782,028	22,257

Welltower, Inc.	142,791	13,728

WP Carey, Inc.	155,323	12,556

Total Real Estate Investment Trusts (Cost $350,549)		466,688

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (e) 0.0%
		504

Total Short-Term Instruments (Cost $504)		504

Total Investments in Securities (Cost $2,084,295)		2,187,166

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	166,648	$1,618

Total Short-Term Instruments (Cost $1,618)		1,618

Total Investments in Affiliates (Cost $1,618)		1,618

Total Investments 170.0% (Cost $2,085,913)		$2,188,784

Financial Derivative Instruments (g)(i) 1.0% (Cost or Premiums, net $(5,966))		13,380

Other Assets and Liabilities, net (71.0)%		(914,686)

Net Assets 100.0%		$1,287,478

NOTES TO SCHEDULE OF INVESTMENTS:

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security did not produce income within the last twelve months.

(b)	Principal amount of security is adjusted for inflation.

(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$504	U.S. Treasury Bills 0.000% due 08/04/2022	$(514)	$504	$504

Total Repurchase Agreements						$(514)	$504	$504

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	0.230%	03/03/2022	04/06/2022	$(215,898)	$(215,938)
CIB	0.330	03/16/2022	04/06/2022	(98,109)	(98,124)
JPS	0.310	03/21/2022	04/04/2022	(1,019)	(1,019)
	0.310	03/22/2022	04/05/2022	(63,074)	(63,080)
SGY	0.150	03/18/2022	04/12/2022	(27,438)	(27,439)
STR	0.300	03/31/2022	04/01/2022	(407,925)	(407,925)
	0.300	04/01/2022	04/04/2022	(407,925)	(407,925)

Total Reverse Repurchase Agreements					$(1,221,450)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	37

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(215,938)	$0	$(215,938)	$215,469	$(469)
CIB	0	(98,124)	0	(98,124)	97,935	(189)
DEU	0	0	0	0	(5)	(5)
FICC	504	0	0	504	(514)	(10)
JPS	0	(64,099)	0	(64,099)	63,157	(942)
SGY	0	(27,439)	0	(27,439)	27,425	(14)
STR	0	(815,850)	0	(815,850)	415,326	(400,524)

Total Borrowings and Other Financing Transactions	$504	$(1,221,450)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(407,925)	$(405,600)	$0	$0	$(813,525)

Total Borrowings	$(407,925)	$(405,600)	$0	$0	$(813,525)

Payable for reverse repurchase agreements(4)					$(813,525)

(f)	Securities with an aggregate market value of $819,313 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(745,503) at a weighted average interest rate of 0.065%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(407,925) is outstanding at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month EURIBOR March Futures	03/2023	515	$	141,426	$(1,398)	$171	$(100)
Call Options Strike @ EUR 113.500 on Euro-Schatz Bond May 2022 Futures(1)	04/2022	741		4	(1)	0	0
Call Options Strike @ EUR 115.200 on Euro-Schatz Bond June 2022 Futures(1)	05/2022	353		2	0	0	0
Call Options Strike @ EUR 150.000 on Euro-Bobl Bond June 2022 Futures(1)	05/2022	150		1	0	0	0
U.S. Treasury 5-Year Note June Futures	06/2022	732		83,951	(1,951)	103	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	430		58,252	(1,856)	175	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	75		13,284	318	80	0
United Kingdom Long Gilt June Futures	06/2022	84		13,377	(57)	46	(13)

					$(4,945)	$575	$(113)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note June Futures	06/2022	118	$	(9,703)	$166	$0	$(41)
Australia Government 10-Year Bond June Futures	06/2022	40		(3,794)	157	14	(31)
Call Options Strike @ EUR 134.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	34		0	13	0	0
Euro-Bobl June Futures	06/2022	458		(65,289)	599	142	(409)
Euro-BTP Italy Government Bond June Futures	06/2022	317		(45,478)	1,597	41	(306)
Euro-Bund 10-Year Bond June Futures	06/2022	147		(25,801)	173	34	(244)

38	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Buxl 30-Year Bond June Futures	06/2022	92	$	(18,951)	$648	$20	$(293)
Euro-OAT France Government 10-Year Bond June Futures	06/2022	39		(6,537)	139	10	(63)
Euro-Schatz June Futures	06/2022	1,287		(157,658)	1,095	199	(278)
Gold 100 oz. June Futures	06/2022	37		(7,230)	(65)	0	(55)
Japan Government 10-Year Bond June Futures	06/2022	3		(3,689)	22	0	(17)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	34		(102)	(86)	27	(13)
U.S. Treasury 2-Year Note June Futures	06/2022	864		(183,101)	2,051	0	(142)
U.S. Treasury 10-Year Note June Futures	06/2022	1,481		(181,978)	3,535	0	(370)
U.S. Treasury 30-Year Bond June Futures	06/2022	768		(115,248)	3,536	0	(480)

					$13,580	$487	$(2,742)

Total Futures Contracts					$8,635	$1,062	$(2,855)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.285%	EUR	600	$4	$0	$4	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.363	$	700	(40)	48	8	0	0

							$(36)	$48	$12	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$3,300	$(266)	$52	$(214)	$0	$(3)
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026	6,600	(629)	196	(433)	0	0

					$(895)	$248	$(647)	$0	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032		GBP	11,800	$372	$918	$1,290	$0	$(50)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		JPY	190,000	(4)	(4)	(8)	0	(6)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029			613,200	(33)	(37)	(70)	0	(28)
Receive	3-Month EUR-EURIBOR	0.526	Annual	11/21/2023		EUR	45,500	0	(624)	(624)	26	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028		NZD	8,100	25	11	36	0	(25)
Receive	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028	$		10,600	0	302	302	0	(8)
Receive	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028			5,700	0	161	161	0	(4)
Pay(7)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053			2,200	0	(117)	(117)	21	0
Pay(7	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053			1,200	0	(86)	(86)	12	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		EUR	12,700	1,194	194	1,388	0	(88)
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052			3,100	(342)	(127)	(469)	31	0
Receive	CPTFEMU	0.090	Maturity	05/15/2022			10,200	0	751	751	0	0
Receive	CPTFEMU	0.330	Maturity	07/15/2022			3,500	0	319	319	9	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031			8,200	(56)	(1,605)	(1,661)	0	(14)
Pay	CPTFEMU	1.243	Maturity	08/15/2039			930	0	(312)	(312)	4	0
Pay	CPTFEMU	2.580	Maturity	03/15/2052			100	0	2	2	2	0
Pay	CPTFEMU	2.590	Maturity	03/15/2052			500	(13)	16	3	16	0
Receive	CPURNSA	2.210	Maturity	02/05/2023	$		18,420	0	1,414	1,414	0	(62)
Pay	CPURNSA	5.000	Maturity	03/03/2023			7,200	0	(44)	(44)	18	0
Pay	CPURNSA	5.010	Maturity	03/03/2023			17,400	0	(103)	(103)	42	0
Pay	CPURNSA	4.950	Maturity	03/07/2023			23,400	0	(142)	(142)	57	0
Pay	CPURNSA	5.033	Maturity	03/08/2023			100	0	(1)	(1)	0	0
Pay	CPURNSA	5.470	Maturity	03/21/2023			12,800	0	9	9	32	0
Receive	CPURNSA	2.263	Maturity	04/27/2023			5,770	(2)	433	431	0	(17)
Receive	CPURNSA	2.560	Maturity	05/08/2023			33,100	(5,377)	5,195	(182)	0	(112)
Receive	CPURNSA	2.263	Maturity	05/09/2023			3,130	0	237	237	0	(10)
Receive	CPURNSA	2.281	Maturity	05/10/2023			4,860	0	355	355	0	(24)
Receive	CPURNSA	2.768	Maturity	05/13/2026			3,000	0	237	237	0	(20)
Receive	CPURNSA	2.813	Maturity	05/14/2026			2,100	0	161	161	0	(14)
Receive	CPURNSA	2.703	Maturity	05/25/2026			4,320	1	351	352	0	(28)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	39

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive	CPURNSA	2.690%	Maturity	06/01/2026	$		100	$0	$8	$8	$0	$(1)
Receive	CPURNSA	1.798	Maturity	08/25/2027			8,900	0	1,403	1,403	0	(67)
Receive	CPURNSA	1.890	Maturity	08/27/2027			4,400	0	664	664	0	(33)
Pay	CPURNSA	2.335	Maturity	02/05/2028			9,350	20	(967)	(947)	77	0
Pau	CPURNSA	2.353	Maturity	05/09/2028			3,130	0	(308)	(308)	23	0
Pay	CPURNSA	2.360	Maturity	05/09/2028			4,710	0	(459)	(459)	35	0
Pay	CPURNSA	2.364	Maturity	05/10/2028			4,860	0	(472)	(472)	36	0
Pau	CPURNSA	2.370	Maturity	06/06/2028			18,800	0	(1,848)	(1,848)	143	0
Pay	CPURNSA	2.379	Maturity	07/09/2028			3,400	(1)	(327)	(328)	26	0
Pay	CPURNSA	1.954	Maturity	06/03/2029			6,700	0	(1,003)	(1,003)	44	0
Pay	CPURNSA	1.998	Maturity	07/25/2029			6,900	5	(995)	(990)	48	0
Pay	CPURNSA	1.280	Maturity	05/19/2030			5,300	0	(1,175)	(1,175)	33	0
Receive	CPURNSA	2.311	Maturity	02/24/2031			25,600	21	3,214	3,235	0	(184)
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		EUR	6,700	(3)	504	501	14	0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038			1,280	5	(159)	(154)	10	0
Receive	UKRPI	4.480	Maturity	09/15/2023		GBP	1,400	0	123	123	6	0
Receive	UKRPI	6.290	Maturity	03/15/2024			1,200	(1)	5	4	5	0
Pay	UKRPI	3.386	Maturity	11/15/2024			9,500	251	(1,437)	(1,186)	0	(58)
Receive	UKRPI	4.735	Maturity	12/15/2026			7,900	(104)	515	411	71	0
Receive	UKRPI	4.615	Maturity	02/15/2027			5,200	0	241	241	46	0
Receive	UKRPI	4.626	Maturity	02/15/2027			6,100	4	273	277	54	0
Pay	UKRPI	3.400	Maturity	01/15/2030			6,600	(3)	(1,458)	(1,461)	0	(97)
Pay	UKRPI	3.475	Maturity	08/15/2030			7,200	99	(1,842)	(1,743)	0	(112)
Pay	UKRPI	4.066	Maturity	09/15/2031			1,700	0	(224)	(224)	0	(27)
Pay	UKRPI	4.140	Maturity	10/15/2031			9,700	(114)	(1,033)	(1,147)	0	(141)
Receive	UKRPI	4.300	Maturity	01/15/2032			6,700	15	405	420	111	0
Pay	UKRPI	3.566	Maturity	03/15/2036			1,200	0	(326)	(326)	0	(28)
Pay	UKRPI	3.580	Maturity	03/15/2036			3,800	(23)	(996)	(1,019)	0	(88)

								$(4,064)	$190	$(3,874)	$1,052	$(1,346)

Total Swap Agreements								$(4,995)	$486	$(4,509)	$1,052	$(1,349)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,125	$1,052	$2,177	$0	$(2,855)	$(1,349)	$(4,204)

(h)

Securities with an aggregate market value of $10,028 and cash of $4,703 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $63 for closed futures is outstanding at period end.

40	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	DKK	62,620		$9,876	$563	$0
	04/2022		$635	DKK	4,130	0	(21)
	05/2022	NZD	23,682		$16,413	7	0

BPS	04/2022	AUD	1,199		872	0	(25)
	04/2022	DKK	80,130		12,275	358	0
	04/2022	EUR	8,350		9,247	53	(43)
	04/2022		$7,335	CAD	9,154	0	(13)
	04/2022		3,571	DKK	23,745	0	(40)
	04/2022		3,243	EUR	2,933	9	(7)
	04/2022		6,894	JPY	817,000	0	(183)
	04/2022		1,823	NZD	2,693	44	0
	05/2022	AUD	9,546		$7,142	0	(3)
	05/2022	NOK	58,615		6,758	103	0
	07/2022	MXN	4,134		198	0	(7)

BRC	05/2022	CNH	101		16	0	0
	06/2022	MYR	482		115	1	0

BSH	05/2022		$105	PEN	391	1	0

CBK	04/2022	DKK	113,791		$17,744	821	0
	04/2022		$52	PEN	195	1	0
	05/2022		53		196	0	0
	11/2022	PEN	5,236		$1,319	0	(75)

DUB	04/2022		$13,904	DKK	94,249	112	0
	07/2022	DKK	93,896		$13,904	0	(108)

GLM	04/2022		7,330		1,113	23	0
	06/2022		$115	MYR	481	0	0

HUS	04/2022	AUD	8,347		$6,276	30	0
	04/2022	DKK	19,535		3,059	154	0
	04/2022	EUR	7,489		8,264	14	(35)
	04/2022	GBP	1,377		1,831	22	0
	04/2022		$1,992	DKK	12,745	0	(97)
	04/2022		7,254	EUR	6,587	33	0
	04/2022		1,427	GBP	1,068	0	(24)

JPM	04/2022	DKK	5,200		$797	24	0
	05/2022		$16	CNH	101	0	0
	05/2022		6,551	NOK	58,330	72	0

MBC	05/2022		17	CNH	105	0	0

MYI	04/2022	DKK	179,505		$28,332	1,636	0
	04/2022		$46,811	DKK	316,767	298	0
	04/2022		71,494	EUR	64,204	0	(469)
	05/2022	EUR	64,204		$71,557	470	0
	07/2022	DKK	317,080		47,035	1	(283)

SCX	04/2022	EUR	62,069		69,805	1,142	0
	04/2022	GBP	11,929		16,010	339	0
	04/2022	JPY	2,501,152		21,730	1,185	0
	04/2022		$1,102	GBP	844	7	0
	04/2022		26	PEN	99	1	0
	05/2022	CNH	66		$10	0	0
	05/2022	GBP	11,394		14,999	34	0
	05/2022	JPY	1,331,384		10,975	33	0

TOR	04/2022	CAD	14,682		11,578	0	(167)

UAG	04/2022	NZD	26,375		17,755	0	(525)
	04/2022		$2,879	JPY	350,200	0	(2)

Total Forward Foreign Currency Contracts						$7,591	$(2,127)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	41

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	3,900	$3	$978
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	5,890	449	1,475

BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.410	02/02/2023	25,200	126	34
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	2,810	210	704

CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/23/2023	44,000	242	114

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237	11/17/2023	4,200	260	386

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	01/25/2023	46,900	286	104

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.428	01/31/2023	25,000	128	35
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	3,700	270	933

NGF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	8,700	546	753

Total Purchased Options							$2,520	$5,516

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	2,200	$(3)	$0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	1,900	(3)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	200	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	1,600	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	600	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	2,000	(9)	(3)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	1,600	(3)	(1)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	2,000	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	1,800	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	300	(2)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	1,000	(6)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	200	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	1,100	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	1,000	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	1,800	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	2,700	(5)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	2,400	(11)	(3)

CBK	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	1,100	(1)	(1)

DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	2,000	(3)	(1)

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	1,700	(3)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	300	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	800	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	1,000	(2)	(2)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	1,800	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	2,100	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	1,800	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	300	(1)	(1)

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	1,500	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	2,100	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	1,500	(3)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	1,800	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	200	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	2,500	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	1,600	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	1,300	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	1,000	(2)	(1)

						$(102)	$(37)

42	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,300	$(287)	$(118)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	36,100	(263)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	3,200	(22)	0

						$(572)	$(118)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	04/07/2022	1,700	$(9)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	1,700	(9)	(27)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	11,700	0	(1,620)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	17,640	(438)	(2,446)

BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	1,900	(8)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	1,900	(15)	(41)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.558	02/02/2023	5,500	(126)	(67)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	8,360	(205)	(1,159)

CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	1,700	(7)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	1,700	(7)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.736	02/23/2023	9,800	(243)	(171)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.600	05/18/2022	9,700	(129)	(219)

DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	100	0	0
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	100	0	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340	11/17/2023	20,800	(262)	(608)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	3,800	(13)	(2)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	3,800	(15)	(32)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	4,100	(14)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	4,100	(23)	(77)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	01/25/2023	10,400	(288)	(182)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.579	01/31/2023	5,500	(129)	(69)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	11,200	(272)	(1,551)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	42,500	(561)	(1,281)

							$(2,773)	$(9,570)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$96.406	06/06/2022	1,500	$(9)	$(12)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.617	06/06/2022	600	(4)	(8)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	98.406	06/06/2022	1,500	(8)	(10)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.617	06/06/2022	600	(3)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.391	05/05/2022	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	400	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	800	(2)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	300	(2)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	400	(2)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	300	(2)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	800	(5)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	800	(3)	(3)

					$(44)	$(78)

Total Written Options					$(3,491)	$(9,803)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	43

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	DWRTFT Index	338	0.601% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/11/2022	$4,845	$0	$(2)	$0	$(2)
	Receive	DWRTFT Index	9,609	0.601% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/07/2022	126,124	0	11,224	11,224	0

JPM	Receive	DWRTFT Index	6,577	0.601% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/05/2022	94,276	0	(45)	0	(45)
	Receive	DWRTFT Index	6,200	0.790% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022	88,872	0	(34)	0	(34)
	Receive	DWRTFT Index	8,162	0.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022	116,995	0	(54)	0	(54)

MYI	Receive	DWRTFT Index	1,262	0.611% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022	18,090	0	(9)	0	(9)

SOG	Receive	DWRTFT Index	120	0.626% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/05/2022	1,720	0	(1)	0	(1)

UAG	Receive	DWRTFT Index	6,800	0.611% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	97,472	0	(46)	0	(46)

								$0	$11,033	$11,224	$(191)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	Host Hotels & Resorts, Inc.	368,300	0.391% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022	$	7,156	$0	$9	$9	$0
	Receive	Crown Castle International Corp.	10,000	0.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		1,846	0	(1)	0	(1)
	Receive	Extra Space Storage, Inc.	23,299	0.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		4,790	0	(1)	0	(1)

BPS	Receive	Aircastle Ltd.	80,558	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		4,233	0	73	73	0
	Receive	Alexandria Real Estate Equities, Inc.	2,663	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		502	0	37	37	0
	Receive	American Homes 4 Rent	123,000	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		4,738	0	185	185	0
	Receive	American Tower Corp.	41,000	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		9,628	0	669	669	0
	Receive	Duke Realty Corp.	90,000	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		4,827	0	398	398	0
	Receive	Equity LifeStyle Properties, Inc.	156,000	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		11,903	0	89	89	0
	Receive	First Industrial Realty Trust, Inc.	41,000	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		2,367	0	183	183	0
	Receive	Gaming and Leisure Properties, Inc.	54,000	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		2,402	0	131	131	0
	Receive	Invitation Homes, Inc.	288,000	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		11,362	0	207	207	0
	Receive	Regency Centers Corp.	63,000	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		4,211	0	322	322	0
	Receive	Rexford Industrial Realty, Inc.	41,000	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		2,822	0	248	248	0
	Receive	SBA Communications Corp.	17,000	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		5,455	0	393	393	0
	Receive	Sun Communities, Inc.	14,000	0.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		2,470	0	(5)	0	(5)

44	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Receive	Equinix, Inc.	8,000	0.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023	$	5,933	$0	$(1)	$0	$(1)
	Receive	MGM Growth Properties LLC	100,000	0.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		3,870	0	52	52	0
	Receive	Prologis, Inc.	71,000	0.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		11,465	0	(2)	0	(2)
JPM	Receive	Prologis, Inc.	292,280	0.541% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		47,197	0	(19)	0	(19)
MYI	Receive	Equity Residential	275,667	0.805% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/01/2022		25,224	0	(275)	0	(275)
	Receive	Aircastle Ltd.	120,921	0.791% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		6,464	0	(4)	0	(4)
	Receive	Alexandria Real Estate Equities, Inc.	72,292	0.491% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		14,549	0	78	78	0
	Receive	Host Hotels & Resorts, Inc.	69,009	0.491% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		1,341	0	2	2	0
	Receive	Digital Realty Trust, Inc.	77,376	0.430% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		10,529	0	443	443	0
	Receive	PSA Treasury Pte Ltd.	98,112	0.830% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		38,291	0	(11)	0	(11)
	Receive	Simon Property Group, Inc.	97,414	0.430% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		12,816	0	(2)	0	(2)
	Receive	Welltower, Inc.	62,693	0.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		6,027	0	(1)	0	(1)

									$0	$3,197	$3,519	$(322)

Total Swap Agreements									$0	$14,230	$14,743	$(513)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$570	$0	$9	$579	$(21)	$(7)	$(2)	$(30)	$549	$(1,560)	$(1,011)
BPS	567	2,453	2,987	6,007	(321)	(4,094)	(8)	(4,423)	1,584	(3,800)	(2,216)
BRC	1	738	0	739	0	(1,283)	0	(1,283)	(544)	414	(130)
BSH	1	0	0	1	0	0	0	0	1	0	1
CBK	822	114	11,224	12,160	(75)	(407)	(2)	(484)	11,676	(13,900)	(2,224)
DUB	112	386	0	498	(108)	(610)	0	(718)	(220)	272	52
GLM	23	0	0	23	0	(152)	0	(152)	(129)	(250)	(379)
GST	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
HUS	253	0	0	253	(156)	0	0	(156)	97	0	97
JPM	96	104	0	200	0	(339)	(152)	(491)	(291)	(28,194)	(28,485)
MYC	0	968	0	968	0	(1,626)	0	(1,626)	(658)	216	(442)
MYI	2,405	0	523	2,928	(752)	0	(302)	(1,054)	1,874	(11,752)	(9,878)
NGF	0	753	0	753	0	(1,281)	0	(1,281)	(528)	585	57
SCX	2,741	0	0	2,741	0	0	0	0	2,741	(2,070)	671
SOG	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
TOR	0	0	0	0	(167)	0	0	(167)	(167)	0	(167)
UAG	0	0	0	0	(527)	0	(46)	(573)	(573)	(7,763)	(8,336)

Total Over the Counter	$7,591	$5,516	$14,743	$27,850	$(2,127)	$(9,803)	$(513)	$(12,443)

(j)

Securities with an aggregate market value of $1,831 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	45

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,125	$1,125
Swap Agreements	0	0	0	0	1,052	1,052

	$0	$0	$0	$0	$2,177	$2,177

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,591	$0	$7,591
Purchased Options	0	0	0	0	5,516	5,516
Swap Agreements	0	0	14,743	0	0	14,743

	$0	$0	$14,743	$7,591	$5,516	$27,850

	$0	$0	$14,743	$7,591	$7,693	$30,027

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$55	$0	$0	$0	$2,800	$2,855
Swap Agreements	0	3	0	0	1,346	1,349

	$55	$3	$0	$0	$4,146	$4,204

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,127	$0	$2,127
Written Options	0	37	0	0	9,766	9,803
Swap Agreements	0	0	513	0	0	513

	$0	$37	$513	$2,127	$9,766	$12,443

	$55	$40	$513	$2,127	$13,912	$16,647

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(621)	$0	$0	$0	$2,851	$2,230
Swap Agreements	0	(866)	0	0	(3,532)	(4,398)

	$(621)	$(866)	$0	$0	$(681)	$(2,168)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,898	$0	$11,898
Purchased Options	0	0	0	0	(108)	(108)
Written Options	0	259	0	0	734	993
Swap Agreements	0	0	266,430	0	321	266,751

	$0	$259	$266,430	$11,898	$947	$279,534

	$(621)	$(607)	$266,430	$11,898	$266	$277,366

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(112)	$0	$0	$0	$5,375	$5,263
Swap Agreements	0	627	0	0	(90)	537

	$(112)	$627	$0	$0	$5,285	$5,800

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,365)	$0	$(1,365)
Purchased Options	0	0	0	0	1,420	1,420
Written Options	0	9	0	0	(5,451)	(5,442)
Swap Agreements	0	0	(31,609)	0	0	(31,609)

	$0	$9	$(31,609)	$(1,365)	$(4,031)	$(36,996)

	$(112)	$636	$(31,609)	$(1,365)	$1,254	$(31,196)

46	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$74,367	$0	$74,367
Industrials	0	3,440	0	3,440
Utilities	0	1,241	0	1,241
U.S. Government Agencies	0	43,977	0	43,977
U.S. Treasury Obligations	0	1,354,539	0	1,354,539
Non-Agency Mortgage-Backed Securities	0	13,307	0	13,307
Asset-Backed Securities	0	105,827	0	105,827
Sovereign Issues	0	111,281	0	111,281
Common Stocks
Consumer Discretionary	4,826	0	0	4,826
Real Estate	6,242	0	0	6,242
Preferred Securities
Financials	0	927	0	927
Real Estate Investment Trusts
Real Estate	466,688	0	0	466,688
Short-Term Instruments
Repurchase Agreements	0	504	0	504

	$477,756	$1,709,410	$0	$2,187,166

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,618	$0	$0	$1,618

Total Investments	$479,374	$1,709,410	$0	$2,188,784

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$704	$1,410	$0	$2,114
Over the counter	0	27,850	0	27,850

	$704	$29,260	$0	$29,964

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,863)	(2,341)	0	(4,204)
Over the counter	(8)	(12,435)	0	(12,443)

	$(1,871)	$(14,776)	$0	$(16,647)

Total Financial Derivative Instruments	$(1,167)	$14,484	$0	$13,317

Totals	$478,207	$1,723,894	$0	$2,202,101

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	47

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.3%

CORPORATE BONDS & NOTES 7.0%

BANKING & FINANCE 7.0%

Ambac Assurance Corp.
5.100% due 12/31/2099 (f)		$28	$32

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(f)(h)	EUR	200	229

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$513	526

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		600	606

ING Bank NV
2.625% due 12/05/2022		1,200	1,206

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	93,083	12,119
1.500% due 10/01/2050		76,768	10,368
1.500% due 10/01/2053		43,885	5,836
2.000% due 10/01/2053		800	111
2.500% due 10/01/2047		1	0

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~		$1,100	1,110
4.519% due 06/25/2024 •		700	711

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	32,728	4,254
1.000% due 10/01/2053		3,573	461
1.500% due 10/01/2053		60,710	8,054
2.000% due 10/01/2053		3,000	415

Nykredit Realkredit AS
1.000% due 10/01/2050		172,561	22,420
1.000% due 10/01/2053		23,941	3,071
1.500% due 10/01/2053		393,637	52,311
2.000% due 10/01/2053		33,292	4,512
2.500% due 10/01/2047		2	0

Realkredit Danmark AS
1.000% due 10/01/2050		148,595	19,334
1.000% due 10/01/2053		17,211	2,196
1.500% due 10/01/2050		13,815	1,868
1.500% due 10/01/2053		199,409	26,498
2.000% due 10/01/2053		2,199	298
2.500% due 04/01/2047		9	1

UniCredit SpA
7.830% due 12/04/2023		$5,050	5,369

			183,916

INDUSTRIALS 0.0%

eBay, Inc.
2.750% due 01/30/2023		700	705

ERAC USA Finance LLC
2.700% due 11/01/2023		100	100

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		40	40

VMware, Inc.
3.900% due 08/21/2027		200	203

			1,048

UTILITIES 0.0%

Petrobras Global Finance BV
7.250% due 03/17/2044		424	443

Tampa Electric Co.
2.600% due 09/15/2022		100	100

			543

Total Corporate Bonds & Notes (Cost $213,777)			185,507

U.S. GOVERNMENT AGENCIES 3.2%

Ginnie Mae
0.382% due 08/20/2068 •		1,119	1,095

Uniform Mortgage-Backed Security, TBA
3.500% due 06/01/2052		24,752	24,661

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 05/01/2052	$58,190	$59,196

Total U.S. Government Agencies (Cost $85,738)		84,952

U.S. TREASURY OBLIGATIONS 48.0%

U.S. Treasury Bonds
3.000% due 05/15/2045	320	341

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022 (l)	58,053	58,276
0.125% due 01/15/2023 (l)(n)	37,102	38,399
0.125% due 10/15/2024	25,055	26,214
0.125% due 04/15/2025 (l)	17,519	18,317
0.125% due 04/15/2026	10,932	11,431
0.125% due 07/15/2026	26,418	27,779
0.125% due 10/15/2026	124,461	130,884
0.125% due 01/15/2030	6,555	6,924
0.125% due 07/15/2030	12,070	12,810
0.125% due 01/15/2031	23,581	24,977
0.125% due 07/15/2031	238,160	253,517
0.125% due 01/15/2032 (j)	105,148	111,929
0.125% due 02/15/2051	21,462	22,010
0.125% due 02/15/2052	16,761	17,411
0.250% due 07/15/2029	51,962	55,508
0.375% due 07/15/2025 (l)	10,786	11,410
0.375% due 01/15/2027	11,031	11,696
0.375% due 07/15/2027	7,561	8,057
0.500% due 04/15/2024	30,190	31,737
0.500% due 01/15/2028	6,039	6,464
0.625% due 04/15/2023	10,637	11,091
0.625% due 01/15/2024 (l)(n)	6,070	6,385
0.625% due 01/15/2026	45,175	48,178
0.625% due 01/15/2026 (l)	6,979	7,443
0.625% due 02/15/2043 (n)	4,132	4,616
0.750% due 07/15/2028	33,547	36,710
0.750% due 02/15/2042	7,414	8,481
0.750% due 02/15/2045	30,986	35,612
0.875% due 01/15/2029	20,666	22,831
0.875% due 02/15/2047 (n)	4,238	5,080
1.000% due 02/15/2046	45,386	55,303
1.000% due 02/15/2048	12,654	15,728
1.375% due 02/15/2044	21,045	27,007
2.000% due 01/15/2026 (l)(n)	5,207	5,837
2.125% due 02/15/2040	4,642	6,571
2.125% due 02/15/2041	15,530	21,969
2.375% due 01/15/2025	46,402	51,517
2.500% due 01/15/2029	11,638	14,185
3.375% due 04/15/2032 (n)	48	67

Total U.S. Treasury Obligations (Cost $1,255,096)		1,270,702

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%

Alliance Bancorp Trust
0.937% due 07/25/2037 •	545	506

Banc of America Alternative Loan Trust
1.107% due 12/25/2035 ^•	414	344
6.000% due 06/25/2046	338	325

Banc of America Mortgage Trust
2.409% due 11/25/2035 ^~	62	59
2.496% due 06/25/2035 ~	54	51
2.969% due 08/25/2035 ^~	59	59

BCAP LLC Trust
2.892% due 04/26/2036 ~	288	256

Bear Stearns Adjustable Rate Mortgage Trust
2.947% due 07/25/2036 ^~	107	103

Citigroup Mortgage Loan Trust, Inc.
5.500% due 08/25/2034	989	967

Countrywide Alternative Loan Trust
0.644% due 12/20/2046 ^•	156	137
2.581% due 10/25/2035 ^~	8	7
5.500% due 11/25/2035 ^	32	29
5.500% due 01/25/2036	173	131
6.000% due 08/25/2036 ^•	84	63
6.000% due 04/25/2037 ^	280	200
6.000% due 04/25/2037	670	654
6.250% due 11/25/2036 ^	75	66

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
1.037% due 04/25/2035 ~		$210	$194
6.000% due 03/25/2037 ^		517	347
6.000% due 05/25/2037 ^		347	205
6.000% due 07/25/2037 ^		1,047	677

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.757% due 04/25/2037 •		420	300

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.800% due 07/25/2036 ^þ		194	183

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		54	31

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	260	279

GSR Mortgage Loan Trust
2.910% due 09/25/2035 ~		$9	9
6.000% due 11/25/2035 ^		330	184

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	3,002	3,949

IndyMac IMSC Mortgage Loan Trust
0.817% due 07/25/2047 •		$397	306

JP Morgan Mortgage Trust
2.694% due 06/25/2035 ~		2	2

Lehman Mortgage Trust
5.135% due 01/25/2036 ^~		154	156

MASTR Alternative Loan Trust
0.857% due 03/25/2036 ^•		416	40

Morgan Stanley Mortgage Loan Trust
2.142% due 06/25/2036 ~		65	68

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		2,602	2,662

New York Mortgage Trust
2.834% due 05/25/2036 ^~		65	60

Residential Asset Securitization Trust
0.857% due 05/25/2035 •		375	267
0.857% due 01/25/2046 ^•		921	328
5.750% due 02/25/2036 ^		174	94
6.250% due 11/25/2036 ^		165	86
6.500% due 06/25/2037		11,416	3,790

Sequoia Mortgage Trust
0.849% due 07/20/2036 •		937	863

Structured Asset Mortgage Investments Trust
0.877% due 05/25/2036 •		211	203
0.897% due 05/25/2036 •		324	301
1.017% due 02/25/2036 ^•		420	401

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •	GBP	2,155	2,843

WaMu Mortgage Pass-Through Certificates Trust
2.382% due 09/25/2033 ~		$4	4
2.567% due 11/25/2036 ^~		270	263
2.849% due 10/25/2035 ~		606	605
3.110% due 02/25/2037 ^~		44	43

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036		308	264

Total Non-Agency Mortgage-Backed Securities (Cost $25,938)			23,964

ASSET-BACKED SECURITIES 6.8%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.237% due 05/25/2034 •		987	984

Arbor Realty Commercial Real Estate Notes Ltd.
1.500% due 01/15/2037 •		5,000	4,976

Ares CLO Ltd.
1.111% due 01/15/2029 •		379	376

Argent Securities Trust
0.777% due 05/25/2036 •		1,532	475

ASSURANT CLO Ltd.
1.294% due 10/20/2031 •		500	496

Barings CLO Ltd.
1.324% due 01/20/2032 •		4,600	4,563

Bear Stearns Asset-Backed Securities Trust
1.087% due 02/25/2036 •		2,301	2,300

48	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Benefit Street Partners CLO Ltd.
1.111% due 07/15/2029 •		$578	$575
1.191% due 10/15/2030 •		300	298
1.271% due 01/17/2032 •		1,300	1,290
1.321% due 07/15/2032 •		500	496

Carlyle Global Market Strategies CLO Ltd.
1.318% due 07/27/2031 •		496	492

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •		300	298

CIFC Funding Ltd.
1.209% due 10/24/2030 •		300	298
1.265% due 04/23/2029 •		579	579

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •		168	168

Citigroup Mortgage Loan Trust
0.537% due 01/25/2037 •		251	208

Citigroup Mortgage Loan Trust, Inc.
0.952% due 10/25/2036 •		2,300	2,236

Countrywide Asset-Backed Certificates
0.597% due 07/25/2037 •		314	299
0.657% due 09/25/2037 •		79	73
0.687% due 05/25/2037 ~		1,052	1,012
0.707% due 03/25/2037 •		2,200	2,125
1.657% due 10/25/2035 •		2,160	2,133
5.805% due 04/25/2036 ^~		60	55

Crestline Denali CLO Ltd.
1.399% due 10/23/2031 •		1,800	1,777

CSAB Mortgage-Backed Trust
6.672% due 06/25/2036 ^þ		417	146

CVC Cordatus Loan Fund DAC
0.780% due 08/15/2032 •	EUR	500	550

Dryden Senior Loan Fund
1.516% due 05/15/2031 •		$900	894

Elevation CLO Ltd.
1.208% due 10/25/2030 •		5,600	5,553

First Franklin Mortgage Loan Trust
1.162% due 11/25/2036 •		2,600	2,543

Fremont Home Loan Trust
0.592% due 10/25/2036 •		217	205
0.607% due 10/25/2036 •		4,485	2,347
0.697% due 10/25/2036 ~		2,465	1,306

GoldenTree Loan Management EUR CLO DAC
0.900% due 01/20/2032 ~	EUR	3,000	3,293

GoldenTree Loan Management U.S. CLO Ltd.
1.164% due 11/20/2030 •		$600	594

GSAMP Trust
0.777% due 05/25/2046 •		22	22

Halseypoint Clo Ltd.
1.354% due 07/20/2031 •		600	598

Home Equity Asset Trust
1.132% due 02/25/2036 •		4,404	4,356

Home Equity Mortgage Loan Asset-Backed Trust
0.677% due 04/25/2037 •		347	290

IndyMac INDB Mortgage Loan Trust
0.597% due 07/25/2036 •		801	291

JP Morgan Mortgage Acquisition Trust
0.667% due 10/25/2036 ~		76	76

LCM LP
1.118% due 07/19/2027 ~		535	532
1.294% due 07/20/2031 •		1,900	1,892

LCM Ltd.
1.375% due 07/20/2030 •		1,300	1,294

Lehman XS Trust
0.777% due 05/25/2036 •		748	852
5.022% due 06/25/2036 þ		793	823

LoanCore Issuer Ltd.
1.527% due 05/15/2036 •		478	477
1.600% due 01/17/2037 •		2,200	2,188
1.697% due 07/15/2036 •		800	793

Long Beach Mortgage Loan Trust
1.057% due 01/25/2036 •		1,377	1,321

Madison Park Euro Funding DAC
0.800% due 07/15/2032 •	EUR	5,600	6,129

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Madison Park Funding Ltd.
0.991% due 04/15/2029 •		$1,686	$1,678
1.179% due 01/22/2028 ~		374	372
1.499% due 07/29/2030 ~		300	299

Magnetite Ltd.
1.386% due 11/15/2028 •		5,865	5,823

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	346	382

MASTR Asset-Backed Securities Trust
0.937% due 06/25/2036 •		$232	112
1.027% due 01/25/2036 •		3,202	3,163

Midocean Credit CLO
1.368% due 07/19/2028 •		195	195

Morgan Stanley ABS Capital, Inc. Trust
0.527% due 10/25/2036 •		1,620	890
0.567% due 10/25/2036 •		19	11
0.587% due 10/25/2036 •		946	884
0.677% due 10/25/2036 •		1,998	1,114
0.757% due 06/25/2036 •		1,301	794

Morgan Stanley Mortgage Loan Trust
0.917% due 02/25/2037 •		170	58
6.226% due 10/25/2036 ^þ		198	78

Neuberger Berman CLO Ltd.
1.171% due 10/18/2029 •		1,200	1,189

NovaStar Mortgage Funding Trust
0.797% due 11/25/2036 •		166	71

Oaktree CLO Ltd.
1.369% due 04/22/2030 •		450	447

OCP Euro CLO DAC
0.820% due 01/15/2032 •	EUR	2,900	3,212

Octagon Investment Partners Ltd.
1.395% due 02/14/2031 •		$4,900	4,851

OSD CLO Ltd.
1.835% due 04/17/2031 •		6,500	6,428

OZLM Ltd.
1.489% due 05/16/2030 •		800	800
1.549% due 10/30/2030 •		297	297

Palmer Square CLO Ltd.
1.248% due 10/17/2031 •		3,400	3,348

Palmer Square European Loan Funding DAC
1.050% due 10/15/2031 «• (a)	EUR	1,300	1,434

Palmer Square Loan Funding Ltd.
0.928% due 10/15/2029 •		$3,300	3,272
1.224% due 04/20/2027 •		1,040	1,037
1.280% due 05/20/2029 •		3,637	3,624

Rad CLO Ltd.
1.379% due 07/24/2032 •		6,400	6,347

Regatta Funding Ltd.
1.491% due 10/17/2030 •		2,300	2,291

Renaissance Home Equity Loan Trust
1.557% due 09/25/2037 •		5,475	2,908

Residential Asset Securities Corp. Trust
0.707% due 11/25/2036 ^•		3,935	3,769
0.937% due 08/25/2036 •		582	536

Securitized Asset-Backed Receivables LLC Trust
0.777% due 07/25/2036 •		2,088	914
0.957% due 05/25/2036 •		826	543

Sound Point CLO Ltd.
1.159% due 01/23/2029 •		3,380	3,383
1.391% due 04/18/2031 •		1,600	1,595

Soundview Home Loan Trust
0.517% due 11/25/2036 •		128	48
0.862% due 12/25/2036 •		1,500	1,464
1.017% due 05/25/2036 •		342	337

Specialty Underwriting & Residential Finance Trust
0.777% due 09/25/2037 •		9,857	6,322

Starwood Commercial Mortgage Trust
1.499% due 07/15/2038 •		1,052	1,049

Stratus CLO Ltd.
0.993% due 12/28/2029 •		5,000	4,963

Structured Asset Investment Loan Trust
1.177% due 10/25/2035 •		2,163	2,131

Structured Asset Securities Corp. Mortgage Loan Trust
1.731% due 04/25/2035 •		13	13

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Symphony CLO Ltd.
1.121% due 04/15/2028 •		$160	$159

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •		900	893

Telos CLO Ltd.
1.191% due 04/17/2028 •		46	46

TICP CLO Ltd.
1.094% due 04/20/2028 •		1,084	1,081

Toro European CLO DAC
0.810% due 02/15/2034 •	EUR	5,600	6,167
0.920% due 01/12/2032 •		3,800	4,154

Towd Point Mortgage Trust
2.750% due 10/25/2057 ~		$2,823	2,797

TPG Real Estate Finance Issuer Ltd.
1.700% due 02/15/2039 •		1,700	1,690

Venture CLO Ltd.
1.121% due 04/15/2027 •		543	543
1.121% due 07/15/2027 •		175	175
1.154% due 10/20/2028 •		537	535

Vibrant CLO Ltd.
1.240% due 07/20/2032 •		4,500	4,464

Voya CLO Ltd.
1.221% due 06/07/2030 •		1,800	1,793
1.338% due 07/14/2031 •		694	689
1.451% due 10/15/2030 •		797	794

Total Asset-Backed Securities (Cost $178,483)			178,403

SOVEREIGN ISSUES 11.5%

Argentina Government International Bond
0.500% due 07/09/2030 þ		869	269
1.125% due 07/09/2035 þ		570	164
15.500% due 10/17/2026	ARS	2,720	6
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~		4,165	21

Australia Government International Bond
3.000% due 09/20/2025	AUD	8,243	6,882

France Government International Bond
0.100% due 03/01/2026 (e)	EUR	17,520	21,701
0.100% due 07/25/2031 (e)		25,217	33,017
0.250% due 07/25/2024 (e)		44,057	53,815

Italy Buoni Poliennali Del Tesoro
0.100% due 05/15/2033 (e)		21,898	25,204
0.400% due 05/15/2030 (e)		30,043	36,065
1.400% due 05/26/2025 (e)		43,253	52,067

Japan Government International Bond
0.005% due 03/10/2031 (e)	JPY	546,307	4,732
0.100% due 03/10/2028 (e)		664,268	5,732
0.100% due 03/10/2029 (e)		2,846,192	24,618

Peru Government International Bond
5.940% due 02/12/2029	PEN	3,200	845
6.150% due 08/12/2032		7,700	2,023

Qatar Government International Bond
3.875% due 04/23/2023		$2,200	2,241

Saudi Government International Bond
4.000% due 04/17/2025		3,710	3,854

United Kingdom Gilt
0.125% due 08/10/2028 (e)	GBP	1,718	2,769
1.875% due 11/22/2022 (e)		20,778	29,293

Total Sovereign Issues (Cost $307,606)			305,318

		SHARES
COMMON STOCKS 1.1%

COMMUNICATION SERVICES 0.2%

Activision Blizzard, Inc.		26,753	2,143

TEGNA, Inc.		101,727	2,279

			4,422

CONSUMER DISCRETIONARY 0.0%

Hilton Worldwide Holdings, Inc. (b)		1,851	281

Marriott International, Inc. ‘A’ (b)		1,851	325

			606

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	49

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
ENERGY 0.3%

Cheniere Energy, Inc.	31,827	$4,413

ONEOK, Inc.	34,056	2,405

Renewable Energy Group, Inc. (b)	38,611	2,342

		9,160

FINANCIALS 0.1%

First Horizon Corp.	99,056	2,327

HEALTH CARE 0.1%

Change Healthcare, Inc. (b)	50,430	1,099

LHC Group, Inc. (b)	15,575	2,626

		3,725

INFORMATION TECHNOLOGY 0.2%

Rogers Corp. (b)	7,394	2,009

Vonage Holdings Corp. (b)	98,716	2,003

		4,012

MATERIALS 0.1%

GCP Applied Technologies, Inc. (b)	65,017	2,043

REAL ESTATE 0.1%

CBRE Group, Inc. ‘A’ (b)	6,164	564

Howard Hughes Corp. (b)	6,454	669

		1,233

UTILITIES 0.0%

PNM Resources, Inc.	23,899	1,139

Total Common Stocks (Cost $25,888)		28,667

MASTER LIMITED PARTNERSHIPS 0.2%

ENERGY 0.2%

Enterprise Products Partners LP	73,242	1,890

Plains All American Pipeline LP	86,112	927

Energy Transfer LP	134,765	1,508

Total Master Limited Partnerships (Cost $5,957)		4,325

PREFERRED SECURITIES 0.0%

FINANCIALS 0.0%

Banco Santander SA
5.250% due 09/29/2023 •(f)(h)	400,000	448

Bank of America Corp.
5.875% due 03/15/2028 •(f)	670,000	677

Total Preferred Securities (Cost $1,086)		1,125

REAL ESTATE INVESTMENT TRUSTS 4.4%

REAL ESTATE 4.4%

Agree Realty Corp.	9,386	623

	SHARES	MARKET VALUE (000S)

Alexandria Real Estate Equities, Inc.	17,396	$3,501

American Assets Trust, Inc.	21,977	833

American Campus Communities, Inc.	18,032	1,009

American Homes 4 Rent ‘A’	75,312	3,015

American Tower Corp.	14,541	3,653

Apartment Income REIT Corp.	33,750	1,804

AvalonBay Communities, Inc.	19,800	4,918

Camden Property Trust	7,903	1,313

Crown Castle International Corp.	4,589	847

CubeSmart	23,767	1,237

Digital Realty Trust, Inc.	21,290	3,019

Duke Realty Corp.	53,004	3,077

Equinix, Inc.	1,783	1,322

Equity LifeStyle Properties, Inc.	49,272	3,768

Equity Residential	49,036	4,409

Essex Property Trust, Inc.	4,006	1,384

Extra Space Storage, Inc.	4,813	990

First Industrial Realty Trust, Inc.	25,778	1,596

Gaming & Leisure Properties, Inc.	38,956	1,828

Healthcare Realty Trust, Inc.	32,742	900

Healthpeak Properties, Inc.	76,389	2,622

Host Hotels & Resorts, Inc.	116,851	2,270

Hudson Pacific Properties, Inc.	28,060	779

Invitation Homes, Inc.	163,998	6,589

Kilroy Realty Corp.	10,310	788

Life Storage, Inc.	7,782	1,093

Medical Properties Trust, Inc.	71,893	1,520

MGM Growth Properties LLC	131,496	5,089

Mid-America Apartment Communities, Inc.	6,303	1,320

Prologis, Inc.	60,393	9,752

PS Business Parks, Inc.	5,867	986

Public Storage	19,053	7,436

Regency Centers Corp.	8,363	597

Retail Opportunity Investments Corp.	19,884	386

Rexford Industrial Realty, Inc.	18,955	1,414

Ryman Hospitality Properties, Inc.	12,900	1,197

Safehold, Inc.	7,334	407

SBA Communications Corp.	8,679	2,986

Simon Property Group, Inc.	36,497	4,802

SITE Centers Corp.	34,410	575

Sun Communities, Inc.	27,872	4,886

Sunstone Hotel Investors, Inc.	36,142	426

Terreno Realty Corp.	11,470	849

UDR, Inc.	25,359	1,455

Ventas, Inc.	28,585	1,765

VICI Properties, Inc.	123,348	3,510

Welltower, Inc.	32,328	3,108

WP Carey, Inc.	29,674	2,399

Total Real Estate Investment Trusts (Cost $83,536)		116,052

	OUNCES	MARKET VALUE (000S)
COMMODITIES 2.5%
Gold Warehouse Receipts	61,061	$67,204

Total Commodities (Cost $61,061)		67,204

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.7%

REPURCHASE AGREEMENTS (i) 0.6%
		16,261

U.S. TREASURY BILLS 8.7%
0.368% due 04/07/2022 - 06/30/2022 (c)(d)	$229,500	229,357

U.S. TREASURY CASH MANAGEMENT BILLS 2.4%
0.486% due 05/17/2022 - 07/26/2022 (c)(d)(l)	62,300	62,227

Total Short-Term Instruments (Cost $307,828)		307,845

Total Investments in Securities (Cost $2,551,994)		2,574,064

	SHARES
INVESTMENTS IN AFFILIATES 4.0%

MUTUAL FUNDS (g) 3.9%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	13,420,786	103,072

Total Mutual Funds (Cost $121,277)		103,072

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	320,859	3,115

Total Short-Term Instruments (Cost $3,098)		3,115

Total Investments in Affiliates (Cost $124,375)		106,187

Total Investments 101.3% (Cost $2,676,369)		$2,680,251

Financial Derivative Instruments (k)(m) 0.7% (Cost or Premiums, net $(350))		18,558

Other Assets and Liabilities, net (2.0)%		(52,960)

Net Assets 100.0%		$2,645,849

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

50	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Institutional Class Shares of each Fund.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$16,261	U.S. Treasury Bills 0.000% due 08/04/2022	$(16,586)	$16,261	$16,261

Total Repurchase Agreements						$(16,586)	$16,261	$16,261

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BOS	0.330%	03/31/2022	04/01/2022	$(1,626)	$(1,626)

Total Sale-Buyback Transactions					$(1,626)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$16,261	$0	$0	$16,261	$(16,586)	$(325)

Master Securities Forward Transaction Agreement
BOS	0	0	(1,626)	(1,626)	1,619	(7)

Total Borrowings and Other Financing Transactions	$16,261	$0	$(1,626)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(1,626)	$0	$0	$0	$(1,626)

Total Borrowings	$(1,626)	$0	$0	$0	$(1,626)

Payable for sale-buyback financing transactions					$(1,626)

(j)	Securities with an aggregate market value of 1,619 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(76,747) at a weighted average interest rate of 0.017%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	51

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month EURIBOR March Futures	03/2023	1,446	$	397,090	$(3,910)	$480	$(280)
Australia Government 10-Year Bond June Futures	06/2022	15		1,423	(61)	12	(5)
California Carbon Allowance Vintage December Futures	12/2022	1,517		47,164	1,826	0	(485)
European Climate Exchange December Futures	12/2022	38		3,215	(276)	0	(219)
Gold 100 oz. June Futures	06/2022	13		2,540	0	0	0
Iron Ore July Futures	07/2022	380		6,076	327	0	(6)
U.S. Treasury 2-Year Note June Futures	06/2022	170		36,027	(412)	28	0
U.S. Treasury 10-Year Note June Futures	06/2022	1,259		154,700	1,485	315	0
United Kingdom Long Gilt June Futures	06/2022	289		46,024	130	159	(78)

					$(891)	$994	$(1,073)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note June Futures	06/2022	226	$	(18,584)	$306	$0	$(79)
Euro-Bobl June Futures	06/2022	1,054		(150,249)	2,699	420	(886)
Euro-BTP Italy Government Bond June Futures	06/2022	747		(106,583)	3,539	97	(702)
Euro-Bund 10-Year Bond June Futures	06/2022	725		(127,250)	44	66	(26)
Euro-Buxl 30-Year Bond June Futures	06/2022	309		(63,649)	3,564	60	(1,054)
Euro-OAT France Government 10-Year Bond June Futures	06/2022	221		(37,041)	944	58	(355)
Euro-Schatz June Futures	06/2022	3,737		(457,785)	3,684	579	(806)
Japan Government 10-Year Bond June Futures	06/2022	28		(34,431)	221	0	(154)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	60		(180)	(152)	48	(23)
U.S. Treasury 5-Year Note June Futures	06/2022	1,468		(168,361)	265	0	(206)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	2,165		(293,290)	6,041	0	(880)
U.S. Treasury 30-Year Bond June Futures	06/2022	281		(42,168)	1,282	0	(176)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	94		(16,650)	361	0	(100)

					$22,798	$1,328	$(5,447)

Total Futures Contracts					$21,907	$2,322	$(6,520)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.285%	EUR 800	$5	$0	$5	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$5,452	$(137)	$(133)	$(270)	$0	$(3)
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	2,046	(64)	(45)	(109)	0	(2)
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025	6,100	(201)	(327)	(528)	0	(8)
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	8,500	(304)	(394)	(698)	0	(9)

					$(706)	$(899)	$(1,605)	$0	$(22)

52	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032		GBP	29,600	$934	$2,301	$3,235	$0	$(125)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	06/18/2022		JPY	13,680	0	0	0	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028			13,680	(4)	3	(1)	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029			385,260	(147)	103	(44)	0	(17)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	$		2,800	(63)	148	85	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027			300	26	(13)	13	0	0
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028			27,500	0	783	783	0	(21)
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028			14,700	0	416	416	0	(12)
Pay(6)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053			5,700	0	(303)	(303)	55	0
Pay(6)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053			3,000	0	(215)	(215)	29	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/18/2022		JPY	13,680	0	0	0	0	0
Receive	CPTFEMU	0.090	Maturity	05/15/2022		EUR	8,600	21	612	633	0	0
Receive	CPTFEMU	0.330	Maturity	07/15/2022			3,300	11	290	301	8	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031			23,900	(174)	(4,666)	(4,840)	0	(40)
Pay	CPTFEMU	2.580	Maturity	03/15/2052			700	0	11	11	11	0
Pay	CPTFEMU	2.590	Maturity	03/15/2052			2,300	(60)	74	14	73	0
Receive	CPURNSA	2.069	Maturity	07/15/2022	$		1,800	(51)	185	134	1	0
Receive	CPURNSA	2.210	Maturity	02/05/2023			10,870	(453)	1,288	835	0	(36)
Receive	CPURNSA	2.263	Maturity	05/09/2023			1,820	(89)	227	138	0	(6)
Receive	CPURNSA	2.281	Maturity	05/10/2023			5,590	(278)	686	408	0	(28)
Receive	CPURNSA	2.314	Maturity	02/26/2026			13,700	0	1,440	1,440	0	(94)
Receive	CPURNSA	2.419	Maturity	03/05/2026			15,300	0	1,529	1,529	0	(100)
Receive	CPURNSA	2.768	Maturity	05/13/2026			11,500	0	910	910	0	(76)
Receive	CPURNSA	2.813	Maturity	05/14/2026			5,500	0	422	422	0	(36)
Receive	CPURNSA	2.703	Maturity	05/25/2026			10,230	0	834	834	0	(65)
Receive	CPURNSA	2.690	Maturity	06/01/2026			600	0	49	49	0	(4)
Pay	CPURNSA	2.335	Maturity	02/05/2028			4,720	405	(883)	(478)	39	0
Pay	CPURNSA	2.353	Maturity	05/09/2028			1,820	167	(346)	(179)	14	0
Pay	CPURNSA	2.360	Maturity	05/09/2028			2,740	253	(520)	(267)	20	0
Pay	CPURNSA	2.364	Maturity	05/10/2028			5,590	519	(1,062)	(543)	42	0
Receive	CPURNSA	2.573	Maturity	08/26/2028			1,200	0	86	86	0	(8)
Pay	CPURNSA	2.165	Maturity	04/16/2029			7,000	455	(1,360)	(905)	48	0
Pay	CPURNSA	1.954	Maturity	06/03/2029			1,300	55	(250)	(195)	8	0
Pay	CPURNSA	1.280	Maturity	05/19/2030			4,500	(153)	(845)	(998)	28	0
Receive	UKRPI	6.290	Maturity	03/15/2024		GBP	39,100	(21)	148	127	166	0
Pay	UKRPI	3.850	Maturity	09/15/2024			6,500	477	(1,036)	(559)	0	(38)
Pay	UKRPI	3.330	Maturity	01/15/2025			65,400	1,648	(10,483)	(8,835)	0	(405)
Receive	UKRPI	4.615	Maturity	02/15/2027			8,700	0	403	403	78	0
Receive	UKRPI	4.626	Maturity	02/15/2027			10,200	7	457	464	91	0
Pay	UKRPI	3.513	Maturity	09/15/2028			3,900	225	(874)	(649)	0	(48)
Pay	UKRPI	3.593	Maturity	11/15/2028			2,670	194	(602)	(408)	0	(30)
Pay	UKRPI	3.595	Maturity	11/15/2028			1,400	102	(315)	(213)	0	(16)
Pay	UKRPI	3.633	Maturity	12/15/2028			2,800	224	(639)	(415)	0	(35)
Pay	UKRPI	3.475	Maturity	08/15/2030			20,700	255	(5,267)	(5,012)	0	(321)
Pay	UKRPI	3.750	Maturity	04/15/2031			11,720	3	(2,501)	(2,498)	0	(198)
Pay	UKRPI	4.140	Maturity	10/15/2031			11,600	(137)	(1,235)	(1,372)	0	(169)
Receive	UKRPI	4.300	Maturity	01/15/2032			7,600	17	459	476	126	0
Pay	UKRPI	3.566	Maturity	03/15/2036			14,270	(93)	(3,786)	(3,879)	0	(332)

								$4,275	$(23,337)	$(19,062)	$837	$(2,261)

Total Swap Agreements								$3,574	$(24,236)	$(20,662)	$837	$(2,283)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,947	$837	$3,784	$0	$(6,641)	$(2,283)	$(8,924)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	53

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

(l)

Securities with an aggregate market value of $27,399 and cash of $12,844 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $625 and liability of $(121) for closed futures is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	AUD	11,780		$8,817	$2	$0
	04/2022	DKK	183,364		28,826	1,556	0
	04/2022		$1,012	EUR	910	0	(6)
	04/2022		1,056	HUF	367,618	49	0
	04/2022		1,374	MXN	30,096	135	0
	05/2022	NZD	34,059		$23,604	10	0
	05/2022		$8,820	AUD	11,780	0	(2)
	06/2022		19	PLN	82	1	0
	06/2022		2,261	RON	10,356	35	0
	06/2022		2,134	ZAR	32,617	78	0
	07/2022	DKK	7,315		$1,095	4	0
	11/2022		$143	ZAR	2,274	8	0

BPS	04/2022	CAD	200		$158	0	(2)
	04/2022	DKK	249,610		38,127	1,005	0
	04/2022	EUR	13,204		14,550	85	(142)
	04/2022	GBP	314		421	9	0
	04/2022	JPY	7,492,619		65,096	3,550	0
	04/2022		$24,057	CAD	30,023	0	(41)
	04/2022		9,521	DKK	63,300	0	(107)
	04/2022		12,449	EUR	11,234	23	(45)
	04/2022		2,785	GBP	2,092	0	(37)
	04/2022		1,991	HUF	685,723	69	0
	04/2022		14,767	JPY	1,753,300	0	(365)
	04/2022		8	TRY	117	0	0
	05/2022	AUD	31,978		$23,926	0	(12)
	05/2022	NOK	200,350		23,100	353	0
	05/2022	TWD	115,662		4,125	79	0
	05/2022		$9,487	CNY	60,367	0	(9)
	05/2022		3,105	COP	12,221,839	115	0
	05/2022		1,454	IDR	20,860,377	0	(2)
	05/2022		5,571	KRW	6,768,226	0	(4)
	05/2022		6,512	TWD	184,128	0	(72)
	05/2022		289	ZAR	4,563	22	0
	06/2022		2,467	CLP	2,020,551	70	0
	06/2022		1,588	ILS	5,164	33	0
	06/2022		1,961	RON	9,188	76	0
	06/2022		7,193	SGD	9,810	45	0
	07/2022		312	MXN	6,528	11	0
	08/2022		1,162	ZAR	18,556	87	0
	09/2022		4,125	TWD	114,589	0	(87)
	10/2022		1,666	PEN	6,801	151	0
	11/2022		467	ZAR	7,512	33	0

54	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BRC	05/2022		CNH	9,204		$1,448	$4	$0
	05/2022			$3,126	IDR	44,897,175	0	0

BSH	05/2022			105	PEN	391	1	0

CBK	04/2022		BRL	44,796		$9,455	46	0
	04/2022		DKK	336,209		52,323	2,323	0
	04/2022			$8,562	BRL	44,796	847	0
	04/2022			4,510	DKK	29,675	0	(97)
	04/2022			1,165	JPY	138,100	0	(30)
	04/2022			7,723	MXN	167,606	683	0
	04/2022			78	PEN	292	1	0
	04/2022	«		332	RUB	25,476	0	(33)
	05/2022			53	PEN	196	0	0
	05/2022	«		459	RUB	35,966	0	(49)
	06/2022		CZK	364		$16	0	0
	06/2022			$2,181	CZK	50,507	89	0
	06/2022			1,542	MXN	32,221	57	0
	11/2022		PEN	7,146		$1,801	0	(102)
	12/2022			8,996		2,145	0	(245)

DUB	04/2022			$39,323	DKK	266,547	317	0
	04/2022	«		578	RUB	44,820	0	(52)
	04/2022			9,557	TRY	145,537	220	0
	05/2022	«		1,228	RUB	95,414	0	(141)
	06/2022			4,247	PLN	19,371	331	0
	07/2022		DKK	265,549		$39,323	0	(304)

GLM	04/2022		BRL	44,796		9,041	0	(368)
	04/2022		DKK	6,720		1,021	21	0
	04/2022			$9,455	BRL	44,796	0	(46)
	04/2022			2,014	HUF	723,402	159	0
	04/2022	«		2,048	RUB	156,885	0	(207)
	05/2022			8,971	BRL	44,796	363	0
	05/2022			22,980	KRW	28,354,930	344	0
	05/2022	«		1,147	RUB	88,942	0	(134)
	05/2022			4,264	TWD	120,548	0	(48)
	06/2022		THB	693		$21	0	0
	06/2022			$9,060	MYR	38,189	0	(17)
	11/2022			150	ZAR	2,408	11	0

HUS	04/2022		AUD	31,978		$24,043	114	0
	04/2022		CAD	1,522		1,204	0	(13)
	04/2022		DKK	50,515		7,889	376	0
	04/2022		EUR	30,376		33,565	41	(80)
	04/2022		GBP	6,581		8,741	97	(2)
	04/2022			$5,518	DKK	35,300	0	(268)
	04/2022			8,998	EUR	8,192	64	0
	04/2022			9,935	GBP	7,494	9	(99)
	04/2022	«		467	RUB	36,577	0	(38)
	05/2022			2,003	EUR	1,803	0	(7)

JPM	04/2022		DKK	31,645		$4,858	152	0
	04/2022		HUF	950		3	0	0
	04/2022	«	RUB	375,190		2,680	0	(1,725)
	04/2022			$5,205	AUD	7,236	210	0
	05/2022		CNH	3,538		$555	0	0
	05/2022	«	RUB	380,719		2,658	0	(1,680)
	05/2022		TWD	136,982		4,882	91	0
	05/2022			$1,449	CNH	9,204	0	(5)
	05/2022			11,932	CNY	75,795	0	(32)
	05/2022			1,866	IDR	26,773,133	0	(3)
	05/2022			7,864	INR	607,520	85	0
	05/2022			81	KRW	99,255	1	0
	05/2022			4,491	MXN	93,226	172	0
	05/2022			7,724	NOK	68,780	85	0
	05/2022			3,964	PHP	209,449	69	0
	06/2022			2,819	CZK	65,094	106	0
	06/2022			13,866	THB	460,362	0	(7)
	09/2022			4,882	TWD	135,688	0	(101)

MBC	05/2022			1,503	CNH	9,547	0	(4)
	05/2022			1,631	IDR	23,477,064	6	(2)
	05/2022			4,387	INR	339,660	57	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	55

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
MYI	04/2022		DKK	480,092		$75,774	$4,376	$0
	04/2022		GBP	1,533		2,018	4	0
	04/2022			$132,387	DKK	895,850	842	0
	04/2022			230,299	EUR	206,815	0	(1,510)
	05/2022		EUR	206,815		$230,499	1,515	0
	05/2022		TWD	55,893		1,984	29	0
	05/2022			$1,465	IDR	20,964,254	0	(6)
	05/2022			6,518	INR	497,356	0	(11)
	05/2022	«		443	RUB	34,382	0	(52)
	05/2022			3,575	TWD	100,902	0	(46)
	06/2022			5,029	SGD	6,847	22	0
	07/2022		DKK	892,507		$132,387	0	(801)
	09/2022			$1,984	TWD	55,387	0	(33)

NAB	05/2022		JPY	681,772		$5,620	17	0

RBC	06/2022			$6,147	MXN	126,618	139	0

SCX	04/2022		EUR	182,353		$205,082	3,354	0
	04/2022		GBP	31,718		42,569	903	0
	04/2022			$1,255	EUR	1,142	8	0
	04/2022			1,391	GBP	1,065	9	0
	04/2022			26	PEN	99	1	0
	04/2022	«		467	RUB	35,661	0	(49)
	05/2022		CNH	6,014		$946	2	0
	05/2022		GBP	29,181		38,414	88	0
	05/2022		JPY	4,024,969		33,180	99	0
	05/2022			$8,087	CNY	51,409	0	(16)
	05/2022			6,132	INR	475,403	89	0
	05/2022			1,112	PHP	58,392	12	0
	06/2022			4,911	SGD	6,676	15	0
	09/2022			5,774	MYR	24,316	0	(11)

SOG	05/2022	«		690	RUB	53,108	0	(85)
	06/2022			3,874	CZK	92,321	275	0
	06/2022			1,085	ILS	3,530	24	0
	06/2022			3,637	PLN	15,890	118	0

TOR	04/2022		CAD	27,724		$21,861	0	(315)
	04/2022			$10,268	AUD	14,308	439	0
	05/2022			4,945	TWD	141,297	0	(3)

UAG	04/2022		AUD	9,764		$7,337	30	0
	04/2022		NZD	34,059		22,927	0	(677)
	04/2022			$7,278	JPY	885,400	0	(5)
	04/2022	«		969	RUB	75,772	0	(79)
	05/2022			7,339	AUD	9,764	0	(30)
	05/2022			1,303	MXN	27,482	68	0
	05/2022			14,667	NOK	130,589	159	0
	05/2022	«		934	RUB	72,907	0	(103)
	06/2022			4,150	PLN	18,057	117	0
	11/2022			339	ZAR	5,324	16	0

Total Forward Foreign Currency Contracts							$28,016	$(10,704)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	3,700	$3	$928
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	4,690	357	1,175

BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.410	02/02/2023	88,300	441	120
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	2,310	172	579

CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/23/2023	46,500	256	120

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237	11/17/2023	11,000	683	1,010

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	01/25/2023	49,500	302	110

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.428	01/31/2023	87,700	448	121
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	3,600	263	907

NGF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	22,600	1,419	1,957

Total Purchased Options							$4,344	$7,027

56	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	8,000	$(11)	$(1)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	5,400	(8)	(6)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	1,200	(6)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	2,400	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	1,200	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	8,400	(19)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	2,400	(11)	(3)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	5,000	(9)	(4)

	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	1,100	(11)	(4)
BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	57,900	(74)	(8)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	4,200	(8)	(3)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	1,200	(6)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	3,800	(23)	(15)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	1,100	(8)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	7,500	(9)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	5,900	(8)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	13,600	(21)	(9)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	10,300	(16)	(13)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	2,800	(13)	(4)

CBK	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	6,100	(9)	(7)

DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	4,900	(8)	(3)

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	8,300	(14)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	900	(6)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	7,400	(12)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	6,400	(11)	(9)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	8,000	(12)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	6,100	(8)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	4,700	(7)	(3)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	900	(4)	(1)

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	7,500	(14)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	6,000	(8)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	3,000	(6)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	14,900	(21)	(6)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	1,100	(5)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	3,200	(5)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	8,000	(9)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	7,200	(8)	(7)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	6,100	(10)	(3)

						$(444)	$(157)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,900	$(86)	$(36)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	700	(5)	0

						$(91)	$(36)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	04/07/2022	3,000	$(15)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	3,000	(15)	(48)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	11,100	0	(1,537)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	14,140	(351)	(1,961)

BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	4,200	(18)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	4,200	(34)	(89)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.558	02/02/2023	19,300	(442)	(235)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	6,960	(171)	(965)

CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	3,000	(12)	(2)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	3,000	(12)	(26)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	57

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.736%	02/23/2023	10,500	$ (260)	$(183)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.600	05/18/2022	18,000	(239)	(407)

DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	1,400	(6)	(2)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	1,400	(6)	(13)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340	11/17/2023	54,000	(680)	(1,579)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	6,700	(24)	(3)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	6,700	(26)	(56)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	5,100	(18)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	5,100	(29)	(96)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	01/25/2023	11,100	(307)	(195)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.579	01/31/2023	19,200	(449)	(240)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	10,700	(260)	(1,482)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	110,100	(1,453)	(3,318)

							$ (4,827)	$(12,438)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$96.406	06/06/2022	6,000	$(37)	$(47)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.617	06/06/2022	2,400	(14)	(30)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	98.406	06/06/2022	6,000	(32)	(41)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.617	06/06/2022	2,400	(11)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.391	05/05/2022	1,100	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	1,500	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	1,200	(6)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	2,800	(9)	(72)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	1,200	(6)	(19)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	1,500	(8)	(25)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	1,200	(6)	(22)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	3,000	(17)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	3,000	(13)	(13)

					$(171)	$(296)

Total Written Options					$(5,533)	$(12,927)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CIB	Receive	GOLDLNPM Index	$1,915.431	Maturity	05/27/2022	9,700	$0	$342	$342	$0
	Receive	LNK2	48,093.000	Maturity	05/16/2022	48	0	(760)	0	(760)
	Pay	LNK2	32,365.000	Maturity	05/16/2022	144	0	39	39	0
	Receive	LNU2	47,481.000	Maturity	09/19/2022	103	0	(1,583)	0	(1,583)

JPM	Pay	GCM2	1,922.400	Maturity	05/25/2022	10,200	0	(322)	0	(322)
	Receive	GOLDLNPM Index	1,924.540	Maturity	05/30/2022	11,000	0	290	290	0
	Receive	GOLDLNPM Index	1,889.912	Maturity	11/29/2022	5,500	0	429	429	0

MAC	Receive	LNK2	48,093.000	Maturity	05/16/2022	111	0	(1,771)	0	(1,771)
	Pay	LNK2	28,800.000	Maturity	05/16/2022	50	0	(164)	0	(164)
	Pay	LNK2	31,784.000	Maturity	05/16/2022	13	0	(4)	0	(4)
	Pay	LNK2	32,230.000	Maturity	05/16/2022	48	0	6	6	0
	Receive	LNM2	47,986.000	Maturity	06/13/2022	28	0	(439)	0	(439)
	Pay	LNM2	28,933.330	Maturity	06/13/2022	24	0	(76)	0	(76)
	Pay	LNM2	31,791.000	Maturity	06/13/2022	3	0	(1)	0	(1)
	Receive	LNQ2	47,621.000	Maturity	08/15/2022	73	0	(1,130)	0	(1,130)
	Pay	LNQ2	28,610.000	Maturity	08/15/2022	2	0	(6)	0	(6)
	Pay	LNQ2	31,806.000	Maturity	08/15/2022	8	0	(2)	0	(2)
	Pay	LNQ2	32,215.000	Maturity	08/15/2022	60	0	7	7	0
	Receive	LNU2	47,481.000	Maturity	09/19/2022	18	0	(280)	0	(280)
	Pay	LNU2	31,803.000	Maturity	09/19/2022	2	0	0	0	0
	Pay	LNU2	32,190.000	Maturity	09/19/2022	18	0	2	2	0

MEI	Receive	GOLDLNPM Index	1,916.432	Maturity	05/27/2022	60,000	0	2,057	2,057	0

							$0	$(3,366)	$3,172	$(6,538)

58	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	3,200	$(95)	$114	$19	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		2,600	(121)	136	15	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		2,297	(141)	155	14	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		13,300	(440)	520	80	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		5,200	(151)	182	31	0

							$(948)	$1,107	$159	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	CPURNSA	1.800%	Maturity	07/20/2026	$	1,900	$0	$(296)	$0	$(296)
	Receive	CPURNSA	1.805	Maturity	09/20/2026		900	0	(139)	0	(139)

								$0	$(435)	$0	$(435)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	BCOMF2T Index	23,349	0.000% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022	$	15,552	$0	$143	$143	$0
	Receive	BCOMF2T Index	21,991	0.745% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022		14,349	0	429	429	0
	Pay	BCOMF2T Index	130,558	0.745% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023		85,689	(1,787)	(286)	0	(2,073)

CIB	Receive	PIMCODB Index(7)	787,276	0.000%	Monthly	02/15/2023		140,103	0	9,018	9,018	0

GST	Receive	CSIXTR Index	3,652	0.775% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022		24,622	0	62	62	0

JPM	Receive	JMABNIC5 Index	29,952	0.000%	Maturity	05/16/2022		5,581	0	6	6	0
	Receive	DWRTFT Index	1,634	0.601% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/05/2022		23,422	0	(16)	0	(16)
	Receive	DWRTFT Index	522	0.790% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		7,482	0	(3)	0	(3)
	Receive	DWRTFT Index	2,020	0.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		28,955	0	(13)	0	(13)
	Receive	BCOMF2T Index	191,200	0.745% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023		125,490	0	3,005	3,005	0
	Receive	JMABNIC5 Index(8)	511,074	0.000%	Monthly	02/15/2023		95,593	0	(251)	0	(251)

MAC	Receive	BCOMF2T Index	111,779	0.745% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023		73,364	0	1,756	1,756	0
	Receive	BCOMTR Index	136,891	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023		35,659	0	733	733	0
	Receive	PIMCODB Index(9)	290,147	0.000%	Monthly	02/15/2023		50,234	0	3,161	3,161	0

MYI	Receive	DWRTFT Index	2,165	0.551% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/04/2022		31,033	0	(13)	0	(13)
	Receive	DWRTFT Index	1,121	0.611% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		16,069	0	(8)	0	(8)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	59

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Receive	DWRTFT Index	2,141	0.740% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/04/2023	$	30,689	$0	$(5)	$0	$(5)

UAG	Receive	DWRTFT Index	392	0.611% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022		5,619	0	(3)	0	(3)

									$(1,787)	$17,715	$18,313	$(2,385)

Total Swap Agreements									$(2,735)	$15,021	$21,644	$(9,358)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1,878	$0	$0	$1,878	$(8)	$(21)	$0	$(29)	$1,849	$(1,840)	$9
BPS	5,816	2,103	572	8,491	(925)	(3,554)	(2,073)	(6,552)	1,939	(2,830)	(891)
BRC	4	699	0	703	0	(1,359)	0	(1,359)	(656)	648	(8)
BSH	1	0	0	1	0	0	0	0	1	0	1
CBK	4,046	120	0	4,166	(556)	(625)	0	(1,181)	2,985	(2,710)	275
CIB	0	0	9,399	9,399	0	0	(2,343)	(2,343)	7,056	(9,260)	(2,204)
DUB	868	1,010	0	1,878	(497)	(1,597)	0	(2,094)	(216)	348	132
GLM	898	0	0	898	(820)	(95)	0	(915)	(17)	0	(17)
GST	0	0	110	110	0	(19)	0	(19)	91	(130)	(39)
HUS	701	0	0	701	(507)	0	0	(507)	194	0	194
JPM	971	110	3,730	4,811	(3,553)	(593)	(605)	(4,751)	60	(10,734)	(10,674)
MAC	0	0	5,665	5,665	0	0	(3,873)	(3,873)	1,792	(4,220)	(2,428)
MBC	63	0	0	63	(6)	0	0	(6)	57	0	57
MEI	0	0	2,057	2,057	0	0	0	0	2,057	(7,030)	(4,973)
MYC	0	1,028	80	1,108	0	(1,746)	(435)	(2,181)	(1,073)	662	(411)
MYI	6,788	0	0	6,788	(2,459)	0	(26)	(2,485)	4,303	(8,450)	(4,147)
NAB	17	0	0	17	0	0	0	0	17	0	17
NGF	0	1,957	0	1,957	0	(3,318)	0	(3,318)	(1,361)	1,483	122
RBC	139	0	0	139	0	0	0	0	139	0	139
SCX	4,580	0	0	4,580	(76)	0	0	(76)	4,504	(2,460)	2,044
SOG	417	0	0	417	(85)	0	0	(85)	332	(300)	32
TOR	439	0	0	439	(318)	0	0	(318)	121	(360)	(239)
UAG	390	0	31	421	(894)	0	(3)	(897)	(476)	0	(476)

Total Over the Counter	$28,016	$7,027	$21,644	$56,687	$(10,704)	$(12,927)	$(9,358)	$(32,989)

(n)

Securities with an aggregate market value of $3,667 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

60	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

(7)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum September 2022 Futures	5.9%	$8,286
Arabica Coffee September 2022 Futures	4.7	6,628
Brent Crude September 2022 Futures	6.1	8,572
Copper September 2022 Futures	0.7	961
Corn September 2022 Futures	6.6	9,234
Cotton No. 02 December 2022 Futures	4.9	6,813
Gas Oil September 2022 Futures	4.5	6,231
Gold 100 oz. August 2022 Futures	1.2	1,695
Gold 100 oz. June 2022 Futures	4.2	5,931
Hard Red Winter Wheat September 2022 Futures	2.5	3,472
Lean Hogs August 2022 Futures	2.9	4,121
New York Harbor ULSD September 2022 Futures	9.0	12,543
NYMEX — Natural Gas May 2022 Futures	16.1	22,596
NYMEX — Natural Gas September 2022 Futures	4.4	6,217
RBOB Gasoline September 2022 Futures	11.1	15,520
Silver September 2022 Futures	0.4	597
Soybean Meal December 2022 Futures	4.9	6,851
Soybean Oil December 2022 Futures	2.9	4,085
Soybeans November 2022 Futures	6.7	9,428
Sugar No. 11 October 2022 Futures	1.0	1,318
Wheat September 2022 Futures	2.0	2,828
WTI Crude September 2022 Futures	6.4	8,992
Zinc September 2022 Futures	4.2	5,878

Total Long Futures Contracts		$158,797

Cash	(13.3)%	$(18,694)

Total Notional Amount		$140,103

(8)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Brent Crude September 2022 Futures	20.2%	$19,310
Cotton No. 02 May 2022 Futures	1.6	1,541
Gas Oil August 2022 Futures	3.6	3,441
Gold 100 oz. June 2022 Futures	14.9	14,200
Live Cattle June 2022 Futures	5.7	5,416
LME — Copper May 2022 Futures	6.4	6,134
New York Harbor ULSD August 2022 Futures	5.0	4,817
Nickel May 2022 Futures	4.9	4,714
RBOB Gasoline August 2022 Futures	5.2	4,944
Silver May 2022 Futures	4.9	4,661
Soybean Meal May 2022 Futures	11.2	10,740
Soybeans May 2022 Futures	13.7	13,094
Sugar No. 11 May 2022 Futures	2.7	2,595

Total Long Futures Contracts		$95,607

Cash	0.0%	(14)

Total Notional Amount		$95,593

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	61

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

(9)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum September 2022 Futures	5.9%	$2,971
Arabica Coffee September 2022 Futures	4.7	2,377
Brent Crude September 2022 Futures	6.1	3,073
Copper September 2022 Futures	0.7	345
Corn September 2022 Futures	6.6	3,311
Cotton No. 02 December 2022 Futures	4.9	2,443
Gas Oil September 2022 Futures	4.5	2,234
Gold 100 oz. August 2022 Futures	1.2	608
Gold 100 oz. June 2022 Futures	4.2	2,126
Hard Red Winter Wheat September 2022 Futures	2.5	1,245
Lean Hogs August 2022 Futures	2.9	1,477
New York Harbor ULSD September 2022 Futures	9.0	4,497
NYMEX — Natural Gas May 2022 Futures	16.1	8,102
NYMEX — Natural Gas September 2022 Futures	4.4	2,229
RBOB Gasoline September 2022 Futures	11.1	5,565
Silver September 2022 Futures	0.4	214
Soybean Meal December 2022 Futures	4.9	2,457
Soybean Oil December 2022 Futures	2.9	1,465
Soybeans November 2022 Futures	6.7	3,380
Sugar No. 11 October 2022 Futures	1.0	472
Wheat September 2022 Futures	2.0	1,014
WTI Crude September 2022 Futures	6.4	3,224
Zinc September 2022 Futures	4.2	2,108

Total Long Futures Contracts		$56,937

Cash	(13.3)%	$(6,703)

Total Notional Amount		$50,234

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$113	$0	$0	$0	$2,834	$2,947
Swap Agreements	0	0	0	0	837	837

	$113	$0	$0	$0	$3,671	$3,784

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$28,016	$0	$28,016
Purchased Options	0	0	0	0	7,027	7,027
Swap Agreements	21,485	159	0	0	0	21,644

	$21,485	$159	$0	$28,016	$7,027	$56,687

	$21,598	$159	$0	$28,016	$10,698	$60,471

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$827	$0	$0	$0	$5,814	$6,641
Swap Agreements	0	22	0	0	2,261	2,283

	$827	$22	$0	$0	$8,075	$8,924

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,704	$0	$10,704
Written Options	0	157	0	0	12,770	12,927
Swap Agreements	8,862	0	61	0	435	9,358

	$8,862	$157	$61	$10,704	$13,205	$32,989

	$9,689	$179	$61	$10,704	$21,280	$41,913

62	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$166	$0	$0	$0	$0	$166
Futures	15,121	0	1,005	0	3,158	19,284
Swap Agreements	0	301	0	0	(6,826)	(6,525)

	$15,287	$301	$1,005	$0	$(3,668)	$12,925

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,837	$0	$16,837
Purchased Options	0	0	0	0	(227)	(227)
Written Options	0	535	0	0	1,412	1,947
Swap Agreements	174,682	149	18,897	0	0	193,728

	$174,682	$684	$18,897	$16,837	$1,185	$212,285

	$189,969	$985	$19,902	$16,837	$(2,483)	$225,210

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(595)	$0	$0	$0	$17,124	$16,529
Swap Agreements	0	(874)	0	0	(18,202)	(19,076)

	$(595)	$(874)	$0	$0	$(1,078)	$(2,547)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,417	$0	$8,417
Purchased Options	0	0	0	0	1,463	1,463
Written Options	0	168	0	0	(6,445)	(6,277)
Swap Agreements	22,310	(96)	104	0	(282)	22,036

	$22,310	$72	$104	$8,417	$(5,264)	$25,639

	$21,715	$(802)	$104	$8,417	$(6,342)	$23,092

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	63

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)	March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$183,916	$0	$183,916
Industrials	0	1,048	0	1,048
Utilities	0	543	0	543
U.S. Government Agencies	0	84,952	0	84,952
U.S. Treasury Obligations	0	1,270,702	0	1,270,702
Non-Agency Mortgage-Backed Securities	0	23,964	0	23,964
Asset-Backed Securities	0	176,969	1,434	178,403
Sovereign Issues	0	305,318	0	305,318
Common Stocks
Communication Services	4,422	0	0	4,422
Consumer Discretionary	606	0	0	606
Energy	9,160	0	0	9,160
Financials	2,327	0	0	2,327
Health Care	3,725	0	0	3,725
Information Technology	4,012	0	0	4,012
Materials	2,043	0	0	2,043
Real Estate	1,233	0	0	1,233
Utilities	1,139	0	0	1,139
Master Limited Partnerships
Energy	4,325	0	0	4,325
Preferred Securities
Financials	0	1,125	0	1,125
Real Estate Investment Trusts
Real Estate	116,052	0	0	116,052
Commodities	0	67,204	0	67,204
Short-Term Instruments
Repurchase Agreements	0	16,261	0	16,261
U.S. Treasury Bills	0	229,357	0	229,357
U.S. Treasury Cash Management Bills	0	62,227	0	62,227

	$149,044	$2,423,586	$1,434	$2,574,064

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Mutual Funds	$103,072	$0	$0	$103,072
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,115	0	0	3,115

	$106,187	$0	$0	$106,187

Total Investments	$255,231	$2,423,586	$1,434	$2,680,251

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,979	1,180	0	3,159
Over the counter	0	56,687	0	56,687

	$1,979	$57,867	$0	$59,846

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5,158)	(3,645)	0	(8,803)
Over the counter	(30)	(28,532)	(4,427)	(32,989)

	$(5,188)	$(32,177)	$(4,427)	$(41,792)

Total Financial Derivative Instruments	$(3,209)	$25,690	$(4,427)	$18,054

Totals	$252,022	$2,449,276	$(2,993)	$2,698,305

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

64	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements	March 31, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Inflation Response Multi-Asset Fund (“IRMA Fund”) may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

ANNUAL REPORT	|	MARCH 31, 2022	65

Notes to Financial Statements	(Cont.)

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Long-Term Real Return Fund	Daily	Monthly

PIMCO RealEstateRealReturn Strategy Fund	Quarterly	Quarterly

PIMCO Inflation Response Multi-Asset Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or

66	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2022

delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of

ANNUAL REPORT	|	MARCH 31, 2022	67

Notes to Financial Statements	(Cont.)

Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities,

68	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2022

that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established

ANNUAL REPORT	|	MARCH 31, 2022	69

Notes to Financial Statements	(Cont.)

market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

Physical commodities are valued using spot prices from established commodity exchanges as published by a third party pricing service as of the reporting date.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The IRMA Fund may invest substantially all or a significant portion of its assets in Institutional Class or Class M shares of any Underlying PIMCO Funds and may also invest in other Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the IRMA Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended March 31, 2022 (amounts in thousands†):

PIMCO Inflation Response Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$99,225	$7,088	$0	$0	$(3,241)	$103,072	$1,585	$0

PIMCO Short-Term Floating NAV Portfolio III	13,600	1,081,467	(1,091,800)	(169)	17	3,115	168	0

Totals	$112,825	$1,088,555	$(1,091,800)	$(169)	$(3,224)	$106,187	$1,753	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

70	PIMCO REAL RETURN STRATEGY FUNDS

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Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2022 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Long-Term Real Return Fund	$3,763	$374,980	$(378,500)	$(63)	$0	$180	$80	$0

PIMCO RealEstateRealReturn Strategy Fund	22,602	855,914	(877,000)	101	1	1,618	14	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Master Limited Partnerships  (“MLPs”) are generally publicly traded entities that are organized as limited partnerships or limited liability companies and are treated as partnerships under the Internal Revenue Code. Currently, most MLPs operate in the energy and/or natural resources sectors. The only asset of an MLP is most commonly the ownership of the limited liability company or limited partnership known as the operating entity, which in turn owns subsidiaries and operating assets. The ownership of an MLP is split between the public and a sponsor. Interests in MLPs (“units”) are often traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, and are intended to receive cash distributions and to have no role in the operation and management of the entity. MLP cash distributions are not guaranteed and depend on each partnership’s or limited liability company’s ability to generate adequate cash flow. The partnership or operating agreements of MLPs determine how cash distributions will be made to general partners and limited partners or to managing members and members, as applicable.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created

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from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as

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those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market.

Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

(c) The PIMCO Inflation Response Multi-Asset Fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed

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Notes to Financial Statements	(Cont.)

upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the

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Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A

Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium

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Notes to Financial Statements	(Cont.)

which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows,

assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because

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such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal

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Notes to Financial Statements	(Cont.)

shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a

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Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Allocation	—	—	X

Acquired Fund	—	—	X

Interest Rate	X	X	X

Call	X	X	X

Credit	X	X	X

High Yield	X	X	—

Distressed Company	—	—	X

Market	X	X	X

Issuer	X	X	X

Liquidity	X	X	X

Derivatives	X	X	X

Commodity	X	—	X

Equity	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X

Foreign (Non-U.S.) Investment	X	X	X

Real Estate	—	X	X

Emerging Markets	X	X	X

Sovereign Debt	X	X	X

Currency	X	X	X

Leveraging	X	X	X

Model	—	—	X

Management	X	X	X

Inflation-Indexed Security	X	X	X

Short Exposure	X	X	X

Tax	—	—	X

Subsidiary	—	—	X

Value Investing	—	—	X

Arbitrage	—	—	X

Convertible Securities	—	—	X

Small-Cap and Mid-Cap Company	—	—	X

Gold-Related	—	—	X

Exchange-Traded Fund	—	—	X

LIBOR-Transition	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

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Notes to Financial Statements	(Cont.)

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment

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transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though a Fund will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Gold-Related Risk  is the risk that investments tied to the price of gold may fluctuate substantially over short periods of time or be more volatile than other types of investments due to changes in inflation or inflation expectations or other economic, financial and political factors in the U.S. and foreign (non-U.S.) countries.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from

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Notes to Financial Statements	(Cont.)

LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

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8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements,

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Notes to Financial Statements	(Cont.)

collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class		Class A	Class C
PIMCO Long-Term Real Return Fund	0.25%	0.25%	0.35%	N/A		0.25%	*	N/A	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.49%	0.25%	0.35%	0.45%	(1)	0.25%	*	0.40%	0.40%
PIMCO Inflation Response Multi-Asset Fund	0.44%	0.25%	0.35%	N/A		0.25%	*	0.45%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

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The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO RealEstateRealReturn Strategy Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO RealEstateRealReturn Strategy Fund	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the IRMA Fund are based upon an allocation of the IRMA Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class and Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the IRMA Fund’s assets.

PIMCO has contractually agreed, through July 31, 2022, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the expenses attributable to the management fees of Underlying PIMCO Funds indirectly incurred by the IRMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the IRMA Fund’s management fees are greater than or equal to the management fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $868,713.

ANNUAL REPORT	|	MARCH 31, 2022	85

Notes to Financial Statements	(Cont.)

PIMCO Cayman Commodity Fund VII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the IRMA Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $2,505,516. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Long-Term Real Return Fund	$19,348	$52,668

PIMCO RealEstateRealReturn Strategy Fund	196,919	448,442

PIMCO Inflation Response Multi-Asset Fund	79,791	530

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Long-Term Real Return Fund	$1,012,023	$1,279,492	$39,828	$69,217

PIMCO RealEstateRealReturn Strategy Fund	2,865,487	2,843,793	363,894	261,820

PIMCO Inflation Response Multi-Asset Fund	4,190,538	3,902,161	578,011	223,971

†	A zero balance may reflect actual amounts rounding to less than one thousand.

86	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2022

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Long-Term Real Return Fund				PIMCO RealEstateRealReturn Strategy Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	36,701	$281,393	84,231	$815,769	70,202	$656,805	215,325	$1,548,371

I-2	3,340	24,867	6,963	65,680	11,956	109,330	1,354	10,717

I-3	N/A	N/A	N/A	N/A	1,612	14,074	73	540

Class A	N/A	N/A	N/A	N/A	8,032	65,076	3,147	22,868

Class C	N/A	N/A	N/A	N/A	2,099	13,587	295	1,724
Issued as reinvestment of distributions

Institutional Class	11,726	86,532	24,816	200,385	32,240	298,583	16,140	130,103

I-2	526	3,889	1,405	11,304	3,002	26,827	447	3,525

I-3	N/A	N/A	N/A	N/A	178	1,578	7	57

Class A	N/A	N/A	N/A	N/A	8,087	63,487	2,135	15,276

Class C	N/A	N/A	N/A	N/A	1,381	8,307	494	2,891
Cost of shares redeemed

Institutional Class	(67,158)	(502,036)	(193,561)	(1,935,240)	(113,123)	(1,078,753)	(221,934)	(1,717,226)

I-2	(5,158)	(37,883)	(5,656)	(49,025)	(9,648)	(82,181)	(2,291)	(17,827)

I-3	N/A	N/A	N/A	N/A	(635)	(5,172)	(349)	(2,352)

Class A	N/A	N/A	N/A	N/A	(6,579)	(51,728)	(6,203)	(43,516)

Class C	N/A	N/A	N/A	N/A	(1,939)	(12,358)	(3,306)	(19,939)

Net increase (decrease) resulting from Fund share transactions	(20,023)	$(143,238)	(81,802)	$(891,127)	6,865	$27,462	5,334	$(64,788)

	PIMCO Inflation Response Multi-Asset Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	116,783	$1,078,806	49,933	$420,451

I-2	32,769	300,216	3,999	34,110

I-3	N/A	N/A	N/A	N/A

Class A	9,886	89,507	693	5,754

Class C	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	24,393	223,816	1,137	9,681

I-2	1,300	11,885	25	214

I-3	N/A	N/A	N/A	N/A

Class A	561	5,043	4	33

Class C	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(48,832)	(448,811)	(27,433)	(227,755)

I-2	(6,053)	(55,403)	(1,002)	(8,639)

I-3	N/A	N/A	N/A	N/A

Class A	(1,416)	(12,732)	(57)	(468)

Class C	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	129,391	$1,192,327	27,299	$233,381

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2022	87

Notes to Financial Statements	(Cont.)

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Long-Term Real Return Fund	0	1	0%	37%

PIMCO RealEstateRealReturn Strategy Fund	0	2	0%	53%

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on August 1, 2011, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Inflation Response Multi-Asset Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 18.7% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Funds may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by each Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private

88	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2022

letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Long-Term Real Return Fund	$21,496	$0	$(21,587)	$(23)	$(65,213)	$0	$0	$(65,327)

PIMCO RealEstateRealReturn Strategy Fund	87,595	27,863	95,786	0	0	0	0	211,244

PIMCO Inflation Response Multi-Asset Fund	208,071	5,437	(64,845)	0	0	0	0	148,663

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, treasury inflation-protected securities (TIPS), partnerships, hyperinflationary investments, return of capital distributions from underlying funds, controlled foreign corporation (CFC) transactions, and default adjustments.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Long-Term Real Return Fund*	$40,356	$24,857

PIMCO RealEstateRealReturn Strategy Fund	0	0

PIMCO Inflation Response Multi-Asset Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

ANNUAL REPORT	|	MARCH 31, 2022	89

Notes to Financial Statements	(Cont.)	March 31, 2022

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Long-Term Real Return Fund	$671,145	$38,762	$(60,684)	$(21,922)

PIMCO RealEstateRealReturn Strategy Fund	2,112,247	166,376	(70,306)	96,070

PIMCO Inflation Response Multi-Asset Fund	2,769,254	178,269	(242,329)	(64,060)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, treasury inflation-protected securities (TIPS), partnerships, hyperinflationary investments, return of capital distributions from underlying funds, controlled foreign corporation (CFC) transactions, and default adjustments.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Long-Term Real Return Fund	$60,883	$30,098	$0	$37,496	$175,000	$0

PIMCO RealEstateRealReturn Strategy Fund	322,400	82,301	0	105,844	47,159	0

PIMCO Inflation Response Multi-Asset Fund	245,005	0	0	10,002	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

90	PIMCO REAL RETURN STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (three of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of cash flows for PIMCO Long-Term Real Return Fund and PIMCO RealEstateRealReturn Strategy Fund for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations and each of the cash flows for PIMCO Long-Term Real Return Fund and PIMCO RealEstateRealReturn Strategy Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2022	91

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	NOM	Nomura Securities International Inc.

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	JPS	J.P. Morgan Securities LLC	SGY	Societe Generale, NY

BSN	The Bank of Nova Scotia - Toronto	MAC	Macquarie Bank Limited	SOG	Societe Generale Paris

CBK	Citibank N.A.	MBC	HSBC Bank Plc	STR	State Street FICC Repo

CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC

FICC	Fixed Income Clearing Corporation	NAB	National Australia Bank Ltd.

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	HUF	Hungarian Forint	PHP	Philippine Peso

BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty

CAD	Canadian Dollar	ILS	Israeli Shekel	RON	Romanian New Leu

CLP	Chilean Peso	INR	Indian Rupee	RUB	Russian Ruble

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht

COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira

CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar

DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar

EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	JMABNIC5	J.P. Morgan Custom Commodity Index

BCOMF2T	Bloomberg Commodity Index 2-Month Forward Total Return	CPTFEMU	Eurozone HICP ex-Tobacco Index	MUTKCALM	Tokyo Overnight Average Rate

BCOMTR	Bloomberg Commodity Index Total Return	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PIMCODB	PIMCO Custom Commodity Basket

CDX.EM	Credit Derivatives Index - Emerging Markets	CSIXTR	Credit Suisse U.S. Dollar Total Return Index	SONIO	Sterling Overnight Interbank Average Rate

CDX.HY	Credit Derivatives Index - High Yield	DWRTFT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index	US0003M	ICE 3-Month USD LIBOR

CMBX	Commercial Mortgage-Backed Index	GOLDLNPM	London Gold Market Fixing Ltd. PM

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	oz.	Ounce

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OAT	Obligations Assimilables du Trésor	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

92	PIMCO REAL RETURN STRATEGY FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends

PIMCO Long-Term Real Return Fund	0%	0%	$38,781	$22,200	$31,338

PIMCO RealEstateRealReturn Strategy Fund	0%	0%	24,488	15,150	62,474

PIMCO Inflation Response Multi-Asset Fund	0%	0%	91,999	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Long-Term Real Return Fund	0%

PIMCO RealEstateRealReturn Strategy Fund	64.77%

PIMCO Inflation Response Multi-Asset Fund	36.40%

ANNUAL REPORT	|	MARCH 31, 2022	93

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO RealEstateRealReturn Strategy

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.5184	$0.0000	$0.0000	$0.5184

March 2022	$0.2277	$0.0000	$0.0000	$0.2277

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.5163	$0.0000	$0.0000	$0.5163

March 2022	$0.2252	$0.0000	$0.0000	$0.2252

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.5154	$0.0000	$0.0000	$0.5154

March 2022	$0.2256	$0.0000	$0.0000	$0.2256

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.5113	$0.0000	$0.0000	$0.5113

March 2022	$0.2223	$0.0000	$0.0000	$0.2223

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.5046	$0.0000	$0.0000	$0.5046

March 2022	$0.2158	$0.0000	$0.0000	$0.2158

PIMCO Inflation Response Multi-Asset Fund Instl

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3223	$0.0000	$0.0484	$0.3707

March 2022	$0.0594	$0.0000	$0.0899	$0.1493

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3221	$0.0000	$0.0484	$0.3705

March 2022	$0.0591	$0.0000	$0.0892	$0.1483

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3164	$0.0000	$0.0476	$0.3640

March 2022	$0.0567	$0.0000	$0.0858	$0.1425

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

94	PIMCO REAL RETURN STRATEGY FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2022	95

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

96	PIMCO REAL RETURN STRATEGY FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	MARCH 31, 2022	97

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

98	PIMCO REAL RETURN STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3006AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

Short Duration Strategy Funds

PIMCO Government Money Market Fund

PIMCO Low Duration Fund II

PIMCO Low Duration ESG Fund

PIMCO Short Asset Investment Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities,

2	PIMCO SHORT DURATION STRATEGY FUNDS

as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

The PIMCO Government Money Market Fund operates as a “government money market fund” as defined in Rule 2a-7 under the

Investment Company Act of 1940 (the “Act”). Government money market funds are permitted to transact fund shares at a NAV calculated using the amortized cost valuation method.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use

4	PIMCO SHORT DURATION STRATEGY FUNDS

of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. (These charges do not apply to the PIMCO Government Money Market Fund or the PIMCO Short Asset Investment Fund.) The Cumulative Returns chart reflects only

Institutional Class performance. Performance for Class M, I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class M, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class M	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Government Money Market Fund	01/27/09	05/13/16	01/27/09	05/14/09	—	05/13/16	05/14/09	05/14/09	Diversified
PIMCO Low Duration Fund II	10/31/91	10/31/91	—	—	—	02/02/98	—	—	Diversified
PIMCO Low Duration ESG Fund	12/31/96	12/31/96	—	11/19/10	—	—	—	—	Diversified
PIMCO Short Asset Investment Fund	05/31/12	05/31/12	12/21/15	05/31/12	04/27/18	05/31/12	05/31/12	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The

ANNUAL REPORT	|	MARCH 31, 2022	5

Important Information About the Funds	(Cont.)

Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds, other than the PIMCO Government Money Market Fund, file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’, other than the PIMCO Government Money Market Fund, complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. The PIMCO Government Money Market Fund files its complete schedule of portfolio holdings on a monthly basis with the SEC on Form N-MFP. The PIMCO Government Money Market Fund’s complete schedule of portfolio holdings as of the end of each month will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

6	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Government Money Market Fund

Institutional Class - PGYXX	Administrative Class - PGOXX
Class M - PGFXX	Class A - AMAXX
I-2 - PGPXX	Class C - AMGXX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Class M commenced operations.

Allocation Breakdown as of March 31, 2022†§

Repurchase Agreements	78.9%

U.S. Treasury Bills	8.3%

Government Agency Debt	7.4%

Short-Term Notes	5.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Institutional Class	0.01%	0.98%	0.54%	0.44%
PIMCO Government Money Market Fund Class M	0.01%	0.98%	0.54%	0.44%
PIMCO Government Money Market Fund I-2	0.01%	0.92%	0.50%	0.40%
PIMCO Government Money Market Fund Administrative Class	0.01%	0.98%	0.54%	0.44%
PIMCO Government Money Market Fund Class A	0.01%	0.89%	0.47%	0.38%
PIMCO Government Money Market Fund Class C	0.01%	0.89%	0.47%	0.38%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.60%	2.94%♦
Lipper Institutional U.S. Government Money Markets Funds Average	0.02%	0.81%	0.43%	0.35%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class M shares. The prior Class M performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.18% for Institutional Class shares, 0.18% for Class M shares, 0.28% for I-2 shares, 0.18% for Administrative Class shares, 0.33% for Class A shares, and 0.33% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund had greater exposure to high quality and short maturity assets.

»	The Fund’s weighted average maturity remained low, reducing its sensitivity to interest rate changes.

»	The Fund maintained its high level of collateralized repurchase agreement holdings to maintain a stable net asset value and liquidity profile.

ANNUAL REPORT	|	MARCH 31, 2022	7

PIMCO Low Duration Fund II

Institutional Class - PLDTX	Administrative Class - PDFAX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	51.4%

U.S. Government Agencies	23.4%

Corporate Bonds & Notes	14.7%

Non-Agency Mortgage- Backed Securities	7.2%

Asset-Backed Securities	2.7%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (10/31/91)
PIMCO Low Duration Fund II Institutional Class	(3.62)%	0.97%	1.16%	3.83%
PIMCO Low Duration Fund II Administrative Class	(3.82)%	0.73%	0.92%	3.58%
ICE BofAML 1-3 Year U.S. Treasury Index	(2.84)%	1.08%	0.86%	2.59%
Lipper Short Investment Grade Debt Funds Average	(2.58)%	1.47%	1.38%	3.64%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, and 0.75% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration on the 1-year and 7-year portions of the yield curve contributed to relative performance, as U.S. interest rates rose.

»	Select holdings of securitized credit contributed to relative performance, as holdings of collateralized loan obligations provided positive total return.

»	Holdings of agency mortgage-backed securities detracted from relative performance, as the asset class provided negative total return.

»	Holdings of government agency securities detracted from relative performance, as the asset class provided negative total return.

»	Holdings of investment grade corporate credit detracted from relative performance, as investment grade corporate credit spreads widened.

8	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration ESG Fund

Institutional Class - PLDIX	I-2 - PLUPX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	41.6%

U.S. Government Agencies	21.2%

Short-Term Instruments	20.2%

Non-Agency Mortgage- Backed Securities	8.1%

Asset-Backed Securities	4.0%

Sovereign Issues	3.1%

Municipal Bonds & Notes	1.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Low Duration ESG Fund Institutional Class	(3.81)%	0.97%	1.29%	3.49%
PIMCO Low Duration ESG Fund I-2	(3.91)%	0.87%	1.19%	3.39%
ICE BofAML 1-3 Year U.S. Treasury Index	(2.84)%	1.08%	0.86%	2.91%
Lipper Short Investment Grade Debt Funds Average	(2.58)%	1.47%	1.38%	3.04%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, and 0.60% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. In addition, the Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration on the 1-year, 2-year, and 7-year portions of the yield curve contributed to relative performance, as U.S. interest rates rose.

»	Underweight exposure to U.K. duration on the 7-year and 10-year portions of the yield curve contributed to relative performance, as U.K. interest rates rose.

»	Holdings of investment grade corporate credit detracted from relative performance, as investment grade corporate credit spreads widened.

»	Holdings of agency mortgage-backed securities detracted from relative performance, as the asset class provide negative total return.

»	Overweight exposure to European duration on the 3-year and 5-year portions of the yield curve detracted from relative performance, as European interest rates rose.

ANNUAL REPORT	|	MARCH 31, 2022	9

PIMCO Short Asset Investment Fund

Institutional Class - PAIDX	I-3 - PANDX
Class M - PAMSX	Administrative Class - PAIQX
I-2 - PAIPX	Class A - PAIAX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	49.7%

Asset-Backed Securities	13.0%

U.S. Government Agencies	11.1%

U.S. Treasury Obligations	9.9%

Short-Term Instruments‡	8.4%

Non-Agency Mortgage- Backed Securities	7.2%

Sovereign Issues	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO Short Asset Investment Fund Institutional Class	(0.73)%	1.30%	1.25%
PIMCO Short Asset Investment Fund Class M	(0.73)%	1.30%	1.25%
PIMCO Short Asset Investment Fund I-2	(0.83)%	1.20%	1.15%
PIMCO Short Asset Investment Fund I-3	(0.88)%	1.15%	1.08%
PIMCO Short Asset Investment Fund Administrative Class	(0.98)%	1.03%	0.99%
PIMCO Short Asset Investment Fund Class A	(1.08)%	0.95%	0.90%
PIMCO Short Asset Investment Fund Class A (adjusted)	(1.08)%	0.49%	0.66%
FTSE 3-Month Treasury Bill Index	0.06%	1.09%	0.61%
Lipper Ultra-Short Obligation Funds Average	(0.70)%	1.27%	0.98%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.34% for Institutional Class shares, 0.34% for Class M shares, 0.44% for I-2 shares, 0.54% for I-3 Shares, 0.59% for Administrative Class shares, and 0.69% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Asset Investment Fund seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as the asset class provided positive carry via coupon return.

»	There were no other material contributors for this Fund.

»	Overweight exposure to U.S. duration on the 2-year and 3-year portion of the yield curve detracted from relative performance, as front-end U.S. interest rates rose.

»	Holdings of government agency securities detracted from relative performance, as the asset class provided negative total return.

»	Holdings of agency mortgage-backed securities detracted from relative performance, as the asset class provided negative total return.

10	PIMCO SHORT DURATION STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Government Money Market Fund
Institutional Class	$1,000.00	$1,000.10	$0.40	$1,000.00	$1,024.53	$0.40	0.08%
Class M	1,000.00	1,000.10	0.40	1,000.00	1,024.53	0.40	0.08
I-2	1,000.00	1,000.00	0.40	1,000.00	1,024.53	0.40	0.08
Administrative Class	1,000.00	1,000.10	0.40	1,000.00	1,024.53	0.40	0.08
Class A	1,000.00	1,000.00	0.40	1,000.00	1,024.53	0.40	0.08
Class C	1,000.00	1,000.00	0.40	1,000.00	1,024.53	0.40	0.08

PIMCO Low Duration Fund II
Institutional Class	$1,000.00	$963.10	$2.45	$1,000.00	$1,022.44	$2.52	0.50%
Administrative Class	1,000.00	962.80	3.67	1,000.00	1,021.19	3.78	0.75

PIMCO Low Duration ESG Fund
Institutional Class	$1,000.00	$960.10	$2.44	$1,000.00	$1,022.44	$2.52	0.50%
I-2	1,000.00	959.70	2.93	1,000.00	1,021.94	3.02	0.60

ANNUAL REPORT	|	MARCH 31, 2022	11

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Short Asset Investment Fund
Institutional Class	$1,000.00	$991.80	$1.74	$1,000.00	$1,023.19	$1.77	0.35%
Class M	1,000.00	991.80	1.74	1,000.00	1,023.19	1.77	0.35
I-2	1,000.00	991.30	2.23	1,000.00	1,022.69	2.27	0.45
I-3	1,000.00	991.10	2.48	1,000.00	1,022.44	2.52	0.50
Administrative Class	1,000.00	990.60	2.98	1,000.00	1,021.94	3.02	0.60
Class A	1,000.00	990.10	3.47	1,000.00	1,021.44	3.53	0.70

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO SHORT DURATION STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Government Money Market Fund
Institutional Class

03/31/2022	$1.00	$0.00	$0.00	$0.00	$(0.00)	$0.00	$0.00	$(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Class M

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
I-2

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Administrative Class

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Class A

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Class C

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

PIMCO Low Duration Fund II
Institutional Class

03/31/2022	$9.87	$0.02	$(0.38)	$(0.36)	$(0.02)	$0.00	$0.00	$(0.02)

03/31/2021	9.75	0.06	0.14	0.20	(0.08)	0.00	0.00	(0.08)

03/31/2020	9.68	0.22	0.10	0.32	(0.25)	0.00	0.00	(0.25)

03/31/2019	9.67	0.22	0.02	0.24	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.75	0.13	(0.06)	0.07	(0.15)	0.00	0.00	(0.15)
Administrative Class

03/31/2022	9.87	(0.01)	(0.37)	(0.38)	(0.00)	0.00	0.00	(0.00)

03/31/2021	9.75	0.03	0.15	0.18	(0.06)	0.00	0.00	(0.06)

03/31/2020	9.68	0.20	0.10	0.30	(0.23)	0.00	0.00	(0.23)

03/31/2019	9.67	0.20	0.01	0.21	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.75	0.11	(0.06)	0.05	(0.13)	0.00	0.00	(0.13)

14	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$1.00	0.01%	$468,163	0.07%	0.18%	0.07%	0.18%	0.00%	N/A

1.00	0.02	600,787	0.14	0.18	0.14	0.18	0.00	N/A

1.00	1.83	571,748	0.17	0.18	0.17	0.18	1.76	N/A

1.00	2.03	411,895	0.18	0.18	0.18	0.18	2.07	N/A

1.00	1.03	225,369	0.18	0.18	0.18	0.18	1.06	N/A

1.00	0.01	245,324	0.07	0.18	0.07	0.18	0.00	N/A

1.00	0.02	319,831	0.15	0.18	0.15	0.18	0.00	N/A

1.00	1.83	355,884	0.17	0.18	0.17	0.18	1.82	N/A

1.00	2.03	332,849	0.18	0.18	0.18	0.18	2.02	N/A

1.00	1.02	405,380	0.18	0.18	0.18	0.18	0.96	N/A

1.00	0.01	13,610	0.07	0.28	0.07	0.28	0.00	N/A

1.00	0.02	13,508	0.15	0.28	0.15	0.28	0.00	N/A

1.00	1.73	63,897	0.27	0.28	0.27	0.28	1.49	N/A

1.00	1.93	16,007	0.28	0.28	0.28	0.28	2.04	N/A

1.00	0.92	12,444	0.28	0.28	0.28	0.28	0.95	N/A

1.00	0.01	72,795	0.07	0.18	0.07	0.18	0.00	N/A

1.00	0.02	35,062	0.15	0.18	0.15	0.18	0.00	N/A

1.00	1.83	204,673	0.17	0.18	0.17	0.18	1.47	N/A

1.00	2.03	63,929	0.18	0.18	0.18	0.18	1.96	N/A

1.00	1.03	104,669	0.18	0.18	0.18	0.18	1.02	N/A

1.00	0.01	470,297	0.07	0.33	0.07	0.33	0.00	N/A

1.00	0.02	592,346	0.15	0.33	0.15	0.33	0.00	N/A

1.00	1.68	1,075,849	0.32	0.33	0.32	0.33	1.56	N/A

1.00	1.88	454,398	0.33	0.33	0.33	0.33	1.96	N/A

1.00	0.87	139,820	0.33	0.33	0.33	0.33	0.86	N/A

1.00	0.01	30,409	0.07	0.33	0.07	0.33	0.00	N/A

1.00	0.02	109,750	0.14	0.33	0.14	0.33	0.00	N/A

1.00	1.68	82,022	0.32	0.33	0.32	0.33	1.62	N/A

1.00	1.88	47,512	0.33	0.33	0.33	0.33	1.89	N/A

1.00	0.87	35,277	0.33	0.33	0.33	0.33	0.85	N/A

$9.49	(3.62)%	$338,497	0.50%	0.50%	0.50%	0.50%	0.17%	500%

9.87	2.09	431,289	0.50	0.50	0.50	0.50	0.56	524

9.75	3.33	399,558	0.53	0.53	0.50	0.50	2.31	234

9.68	2.49	365,472	0.54	0.54	0.50	0.50	2.31	522

9.67	0.72	365,528	0.50	0.50	0.50	0.50	1.37	701

9.49	(3.82)	9,468	0.75	0.75	0.75	0.75	(0.08)	500

9.87	1.84	10,077	0.75	0.75	0.75	0.75	0.31	524

9.75	3.08	9,973	0.78	0.78	0.75	0.75	2.06	234

9.68	2.24	9,567	0.79	0.79	0.75	0.75	2.06	522

9.67	0.46	9,071	0.75	0.75	0.75	0.75	1.11	701

ANNUAL REPORT	|	MARCH 31, 2022	15

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration ESG Fund
Institutional Class

03/31/2022	$9.69	$0.08	$(0.45)	$(0.37)	$(0.06)	$0.00	$(0.02)	$(0.08)

03/31/2021	9.51	0.08	0.20	0.28	(0.10)	0.00	0.00	(0.10)

03/31/2020	9.45	0.21	0.07	0.28	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.45	0.19	0.02	0.21	(0.21)	0.00	0.00	(0.21)

03/31/2018	9.48	0.09	(0.03)	0.06	(0.09)	0.00	0.00	(0.09)
I-2

03/31/2022	9.69	0.07	(0.45)	(0.38)	(0.05)	0.00	(0.02)	(0.07)

03/31/2021	9.51	0.07	0.20	0.27	(0.09)	0.00	0.00	(0.09)

03/31/2020	9.45	0.19	0.08	0.27	(0.21)	0.00	0.00	(0.21)

03/31/2019	9.45	0.18	0.02	0.20	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.48	0.08	(0.03)	0.05	(0.08)	0.00	0.00	(0.08)

PIMCO Short Asset Investment Fund
Institutional Class

03/31/2022	$10.00	$0.04	$(0.11)	$(0.07)	$(0.05)	$0.00	$0.00	$(0.05)

03/31/2021	9.76	0.07	0.24	0.31	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)

03/31/2018	10.05	0.17	0.03	0.20	(0.17)	(0.04)	0.00	(0.21)
Class M

03/31/2022	10.00	0.04	(0.11)	(0.07)	(0.05)	0.00	0.00	(0.05)

03/31/2021	9.76	0.07	0.24	0.31	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)

03/31/2018	10.05	0.16	0.04	0.20	(0.17)	(0.04)	0.00	(0.21)
I-2

03/31/2022	10.00	0.03	(0.11)	(0.08)	(0.04)	0.00	0.00	(0.04)

03/31/2021	9.76	0.06	0.24	0.30	(0.06)	0.00	0.00	(0.06)

03/31/2020	10.01	0.23	(0.25)	(0.02)	(0.23)	0.00	0.00	(0.23)

03/31/2019	10.04	0.25	(0.03)	0.22	(0.24)	(0.01)	0.00	(0.25)

03/31/2018	10.05	0.16	0.03	0.19	(0.16)	(0.04)	0.00	(0.20)
I-3

03/31/2022	10.00	0.04	(0.13)	(0.09)	(0.03)	0.00	0.00	(0.03)

03/31/2021	9.76	0.04	0.26	0.30	(0.06)	0.00	0.00	(0.06)

03/31/2020	10.01	0.22	(0.25)	(0.03)	(0.22)	0.00	0.00	(0.22)

04/27/2018 - 03/31/2019	10.05	0.24	(0.05)	0.19	(0.22)	(0.01)	0.00	(0.23)
Administrative Class

03/31/2022	10.00	0.02	(0.12)	(0.10)	(0.02)	0.00	0.00	(0.02)

03/31/2021	9.76	0.09	0.20	0.29	(0.05)	0.00	0.00	(0.05)

03/31/2020	10.01	0.22	(0.26)	(0.04)	(0.21)	0.00	0.00	(0.21)

03/31/2019	10.04	0.23	(0.02)	0.21	(0.23)	(0.01)	0.00	(0.24)

03/31/2018	10.05	0.13	0.04	0.17	(0.14)	(0.04)	0.00	(0.18)
Class A

03/31/2022	10.00	0.01	(0.12)	(0.11)	(0.01)	0.00	0.00	(0.01)

03/31/2021	9.76	0.03	0.25	0.28	(0.04)	0.00	0.00	(0.04)

03/31/2020	10.01	0.20	(0.25)	(0.05)	(0.20)	0.00	0.00	(0.20)

03/31/2019	10.04	0.22	(0.02)	0.20	(0.22)	(0.01)	0.00	(0.23)

03/31/2018	10.05	0.13	0.03	0.16	(0.13)	(0.04)	0.00	(0.17)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized,
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.24	(3.81)%	$322,801	0.50%	0.50%	0.50%	0.50%	0.84%	219%

9.69	2.92	338,942	0.50	0.50	0.50	0.50	0.80	387

9.51	3.00	174,941	0.58	0.58	0.50	0.50	2.25	296

9.45	2.28	200,150	0.52	0.52	0.50	0.50	1.98	492

9.45	0.61	152,255	0.50	0.50	0.50	0.50	0.99	456

9.24	(3.91)	118,436	0.60	0.60	0.60	0.60	0.74	219

9.69	2.82	103,531	0.60	0.60	0.60	0.60	0.74	387

9.51	2.89	115,117	0.68	0.68	0.60	0.60	2.03	296

9.45	2.18	48,685	0.62	0.62	0.60	0.60	1.88	492

9.45	0.51	37,748	0.60	0.60	0.60	0.60	0.90	456

$9.88	(0.73)%	$2,772,603	0.35%	0.35%	0.35%	0.35%	0.42%	112%

10.00	3.20	4,275,170	0.34	0.34	0.34	0.34	0.66	89

9.76	(0.15)	3,121,876	0.35	0.36	0.33	0.34	2.40	89

10.01	2.32	4,124,502	0.34	0.38	0.30	0.34	2.55	110

10.04	1.92	2,341,486	0.29	0.37	0.26	0.34	1.67	123

9.88	(0.73)	7,718	0.35	0.35	0.35	0.35	0.44	112

10.00	3.20	7,777	0.34	0.34	0.34	0.34	0.70	89

9.76	(0.15)	7,535	0.35	0.36	0.33	0.34	2.36	89

10.01	2.32	5,103	0.34	0.38	0.30	0.34	2.59	110

10.04	1.93	10	0.29	0.37	0.26	0.34	1.63	123

9.88	(0.83)	224,354	0.45	0.45	0.45	0.45	0.32	112

10.00	3.09	352,285	0.44	0.44	0.44	0.44	0.61	89

9.76	(0.24)	369,323	0.45	0.46	0.43	0.44	2.31	89

10.01	2.22	383,620	0.44	0.48	0.40	0.44	2.45	110

10.04	1.81	210,245	0.39	0.47	0.36	0.44	1.55	123

9.88	(0.88)	19,500	0.50	0.55	0.50	0.55	0.42	112

10.00	3.04	1,129	0.49	0.54	0.49	0.54	0.42	89

9.76	(0.30)	794	0.50	0.56	0.48	0.54	2.25	89

10.01	1.92	2,710	0.49 *	0.58 *	0.45 *	0.54 *	2.57 *	110

9.88	(0.98)	1,492	0.60	0.60	0.60	0.60	0.17	112

10.00	2.94	2,406	0.59	0.59	0.59	0.59	0.87	89

9.76	(0.40)	83,858	0.60	0.61	0.58	0.59	2.17	89

10.01	2.04	101,916	0.59	0.63	0.55	0.59	2.32	110

10.04	1.62	24,279	0.54	0.62	0.51	0.59	1.33	123

9.88	(1.08)	240,291	0.70	0.70	0.70	0.70	0.07	112

10.00	2.84	461,899	0.69	0.69	0.69	0.69	0.34	89

9.76	(0.49)	487,755	0.70	0.71	0.68	0.69	2.02	89

10.01	1.97	534,734	0.69	0.73	0.65	0.69	2.19	110

10.04	1.56	415,240	0.64	0.72	0.61	0.69	1.31	123

ANNUAL REPORT	|	MARCH 31, 2022	17

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Assets:

Investments, at value
Investments in securities*	$1,352,543	$360,894	$490,075	$3,592,760
Investments in Affiliates	0	35,524	0	105,224
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	113	94	351
Over the counter	0	0	1,869	0
Cash	0	1	1	1
Deposits with counterparty	0	1,288	2,365	9,302
Foreign currency, at value	0	0	742	0
Receivable for investments sold	0	15	39	371
Receivable for TBA investments sold	0	80,653	38,943	0
Receivable for Fund shares sold	50,585	195	801	8,544
Interest and/or dividends receivable	78	427	1,604	11,766
Dividends receivable from Affiliates	0	37	0	109
Total Assets	1,403,206	479,147	536,533	3,728,428

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$442,705
Payable for short sales	0	21,073	23,252	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	119	523	686
Over the counter	0	655	1,706	0
Payable for investments purchased	100,000	12,023	6,473	14,981
Payable for investments in Affiliates purchased	0	37	0	109
Payable for TBA investments purchased	0	96,427	61,645	0
Deposits from counterparty	0	140	1,260	0
Payable for Fund shares redeemed	2,437	552	233	2,773
Distributions payable	11	6	9	99
Accrued investment advisory fees	108	74	92	595
Accrued supervisory and administrative fees	52	74	102	460
Accrued distribution fees	0	2	0	0
Accrued servicing fees	0	0	0	53
Accrued reimbursement to PIMCO	0	0	0	7
Other liabilities	0	0	1	2
Total Liabilities	102,608	131,182	95,296	462,470

Net Assets	$1,300,598	$347,965	$441,237	$3,265,958

Net Assets Consist of:

Paid in capital	$1,300,601	$365,835	$460,005	$3,351,497
Distributable earnings (accumulated loss)	(3)	(17,870)	(18,768)	(85,539)

Net Assets	$1,300,598	$347,965	$441,237	$3,265,958

Cost of investments in securities	$1,352,543	$363,922	$504,238	$3,651,411
Cost of investments in Affiliates	$0	$35,126	$0	$107,085
Cost of foreign currency held	$0	$0	$737	$0
Proceeds received on short sales	$0	$21,224	$23,465	$0
Cost or premiums of financial derivative instruments, net	$0	$(189)	$282	$1,499

* Includes repurchase agreements of:	$1,067,705	$1,512	$1,681	$10,718

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Net Assets:

Institutional Class	$468,163	$338,497	$322,801	$2,772,603
Class M	245,324	N/A	N/A	7,718
I-2	13,610	N/A	118,436	224,354
I-3	N/A	N/A	N/A	19,500
Administrative Class	72,795	9,468	N/A	1,492
Class A	470,297	N/A	N/A	240,291
Class C	30,409	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	468,165	35,678	34,921	280,769
Class M	245,325	N/A	N/A	782
I-2	13,610	N/A	12,812	22,719
I-3	N/A	N/A	N/A	1,975
Administrative Class	72,797	998	N/A	151
Class A	470,298	N/A	N/A	24,333
Class C	30,409	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$1.00	$9.49	$9.24	$9.88
Class M	1.00	N/A	N/A	9.88
I-2	1.00	N/A	9.24	9.88
I-3	N/A	N/A	N/A	9.88
Administrative Class	1.00	9.49	N/A	9.88
Class A	1.00	N/A	N/A	9.88
Class C	1.00	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2022	19

Statements of Operations

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Investment Income:

Interest	$1,005	$2,018	$6,023	$29,860
Dividends from Investments in Affiliates	0	676	0	2,197
Total Income	1,005	2,694	6,023	32,057

Expenses:

Investment advisory fees	1,581	1,006	1,123	8,313
Supervisory and administrative fees	1,604	1,006	1,239	6,427
Distribution and/or servicing fees - Administrative Class	0	25	N/A	4
Distribution and/or servicing fees - Class A	0	N/A	N/A	840
Trustee fees	8	3	3	25
Interest expense	0	0	2	108
Miscellaneous expense	11	0	0	204
Total Expenses	3,204	2,040	2,367	15,921
Waiver and/or Reimbursement by PIMCO	(2,229)	0	0	(28)
Net Expenses	975	2,040	2,367	15,893

Net Investment Income (Loss)	30	654	3,656	16,164

Net Realized Gain (Loss):

Investments in securities	68	(609)	(591)	(13,709)
Investments in Affiliates	0	344	0	260
Exchange-traded or centrally cleared financial derivative instruments	0	(6,150)	(1,854)	21,042
Over the counter financial derivative instruments	0	0	2,237	0
Foreign currency	0	0	(392)	0

Net Realized Gain (Loss)	68	(6,415)	(600)	7,593

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	0	(4,690)	(16,772)	(52,005)
Investments in Affiliates	0	(1,193)	0	(2,667)
Exchange-traded or centrally cleared financial derivative instruments	0	(1,146)	(1,202)	2,608
Over the counter financial derivative instruments	0	(461)	(1,769)	0
Foreign currency assets and liabilities	0	0	(11)	0

Net Change in Unrealized Appreciation (Depreciation)	0	(7,490)	(19,754)	(52,064)

Net Increase (Decrease) in Net Assets Resulting from Operations	$98	$(13,251)	$(16,698)	$(28,307)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Government Money Market Fund		PIMCO Low Duration Fund II		PIMCO Low Duration ESG Fund		PIMCO Short Asset Investment Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$30	$28	$654	$2,371	$3,656	$3,031	$16,164	$29,013
Net realized gain (loss)	68	419	(6,415)	8,412	(600)	2,454	7,593	(190)
Net change in unrealized appreciation (depreciation)	0	0	(7,490)	(1,845)	(19,754)	4,258	(52,064)	100,545

Net Increase (Decrease) in Net Assets Resulting from Operations	98	447	(13,251)	8,938	(16,698)	9,743	(28,307)	129,368

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(43)	(120)	(905)	(3,523)	(2,192)	(2,571)	(16,398)	(25,195)
Class M	(23)	(64)	N/A	N/A	N/A	N/A	(37)	(55)
I-2	(1)	(10)	N/A	N/A	(658)	(1,101)	(940)	(2,468)
I-3	N/A	N/A	N/A	N/A	N/A	N/A	(26)	(19)
Administrative Class	(8)	(31)	(4)	(61)	N/A	N/A	(4)	(267)
Class A	(28)	(206)	N/A	N/A	N/A	N/A	(362)	(1,877)
Class C	(2)	(16)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	(671)	0	0	0
Class M	0	0	N/A	N/A	N/A	N/A	0	0
I-2	0	0	N/A	N/A	(235)	0	0	0
I-3	N/A	N/A	N/A	N/A	N/A	N/A	0	0
Administrative Class	0	0	0	0	N/A	N/A	0	0
Class A	0	0	N/A	N/A	N/A	N/A	0	0
Class C	0	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(105)	(447)	(909)	(3,584)	(3,756)	(3,672)	(17,767)	(29,881)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(370,679)	(682,789)	(79,241)	26,481	19,218	146,344	(1,788,634)	930,038

Total Increase (Decrease) in Net Assets	(370,686)	(682,789)	(93,401)	31,835	(1,236)	152,415	(1,834,708)	1,029,525

Net Assets:

Beginning of year	1,671,284	2,354,073	441,366	409,531	442,473	290,058	5,100,666	4,071,141
End of year	$1,300,598	$1,671,284	$347,965	$441,366	$441,237	$442,473	$3,265,958	$5,100,666

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2022	21

Schedule of Investments	PIMCO Government Money Market Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.0%

SHORT-TERM INSTRUMENTS 104.0%

GOVERNMENT AGENCY DEBT 7.7%

Federal Home Loan Bank
0.355% due 10/05/2022 •	$100,000	$100,000

REPURCHASE AGREEMENTS (c) 82.1%
		1,067,705

SHORT-TERM NOTES 5.6%

U.S. Treasury Notes
0.125% due 11/30/2022 - 12/31/2022	73,000	72,904

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 8.6%
0.325% due 04/07/2022 - 06/30/2022 (a)(b)	$112,000	$111,934

Total Short-Term Instruments (Cost $1,352,543)		1,352,543

Total Investments in Securities (Cost $1,352,543)		1,352,543

Total Investments 104.0% (Cost $1,352,543)		$1,352,543

Other Assets and Liabilities, net (4.0)%		(51,945)

Net Assets 100.0%		$1,300,598

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BNY	0.300%	03/31/2022	04/01/2022	$600,000	U.S. Treasury Notes 0.125% - 2.625% due 09/30/2022 - 02/15/2030	$(600,005)	$600,000	$600,005
FICC	0.010	03/31/2022	04/01/2022	15,205	U.S. Treasury Bills 0.000% due 08/04/2022	(14,828)	15,205	15,205
					U.S. Treasury Notes 2.375% due 03/31/2029	(681)
IND	0.280	03/31/2022	04/01/2022	252,500	U.S. Treasury Bonds 1.125% - 2.875% due 08/15/2040 - 05/15/2049	(257,757)	252,500	252,502
JPS	0.280	03/31/2022	04/01/2022	100,000	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2022	(101,932)	100,000	100,001
	0.280	04/01/2022	04/04/2022	100,000	U.S. Treasury Bonds 2.000% due 08/15/2051	(102,138)	100,000	100,000

Total Repurchase Agreements						$(1,077,341)	$1,067,705	$1,067,713

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BNY	$600,005	$0	$0	$600,005	$(600,005)	$0
FICC	15,205	0	0	15,205	(15,509)	(304)
IND	252,502	0	0	252,502	(257,757)	(5,255)
JPS	200,001	0	0	200,001	(204,070)	(4,069)

Total Borrowings and Other Financing Transactions	$1,067,713	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

22	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Short-Term Instruments
Government Agency Debt	$0	$100,000	$0	$100,000
Repurchase Agreements	0	1,067,705	0	1,067,705
Short-Term Notes	0	72,904	0	72,904
U.S. Treasury Bills	0	111,934	0	111,934

Total Investments	$0	$1,352,543	$0	$1,352,543

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	23

Schedule of Investments	PIMCO Low Duration Fund II

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.7%

CORPORATE BONDS & NOTES 16.7%

BANKING & FINANCE 8.7%

American Express Co.
2.250% due 03/04/2025	$900	$885

Bank of America Corp.
1.486% due 05/19/2024 •	1,100	1,085
1.843% due 02/04/2025 •	1,700	1,663
2.881% due 04/24/2023 •	1,300	1,300

Camden Property Trust
3.500% due 09/15/2024	1,100	1,105

Capital One Financial Corp.
2.636% due 03/03/2026 •	1,100	1,078
4.250% due 04/30/2025	500	514

Citigroup, Inc.
0.831% (SOFRRATE + 0.694%) due 01/25/2026 ~(f)	800	787
1.678% due 05/15/2024 •	1,300	1,290
2.014% due 01/25/2026 •(f)	800	771

Equitable Financial Life Global Funding
0.800% due 08/12/2024	1,300	1,234

Federal Realty Investment Trust
3.950% due 01/15/2024	1,000	1,014

GA Global Funding Trust
0.800% due 09/13/2024	1,000	938
1.250% due 12/08/2023	900	869

Goldman Sachs Group, Inc.
0.856% (SOFRRATE + 0.620%) due 12/06/2023 ~	900	896
1.214% (US0003M + 0.750%) due 02/23/2023 ~	500	501
1.217% due 12/06/2023	900	879
1.757% due 01/24/2025 •	600	585
2.108% (US0003M + 1.600%) due 11/29/2023 ~	900	912

JPMorgan Chase & Co.
0.697% due 03/16/2024 •	1,100	1,080
1.037% (SOFRRATE + 0.765%) due 09/22/2027 ~	1,000	974

Marsh & McLennan Cos., Inc.
3.500% due 06/03/2024	1,200	1,215

Metropolitan Life Global Funding I
0.950% due 07/02/2025	1,300	1,216

Morgan Stanley
2.630% due 02/18/2026 •	2,900	2,847

Nissan Motor Acceptance Co. LLC
2.650% due 07/13/2022	800	801

Reliance Standard Life Global Funding
2.625% due 07/22/2022	1,000	1,004

Simon Property Group LP
2.750% due 06/01/2023	300	301

Wells Fargo & Co.
1.529% (US0003M + 1.230%) due 10/31/2023 ~	1,500	1,507
1.654% due 06/02/2024 •	1,100	1,087

		30,338

INDUSTRIALS 5.4%

7-Eleven, Inc.
0.800% due 02/10/2024	1,300	1,250

AbbVie, Inc.
3.200% due 11/06/2022	1,000	1,007

American Airlines Pass-Through Trust
3.575% due 07/15/2029	1,107	1,055

Anthem, Inc.
0.450% due 03/15/2023	1,300	1,279
2.375% due 01/15/2025	1,000	987
3.350% due 12/01/2024	800	807

BMW U.S. Capital LLC
2.950% due 04/14/2022	900	901
3.450% due 04/12/2023	1,200	1,217

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CenterPoint Energy Resources Corp.
1.004% (US0003M + 0.500%) due 03/02/2023 ~	$805	$803

Chevron Corp.
1.554% due 05/11/2025	1,100	1,062

Cigna Corp.
3.050% due 11/30/2022	2,000	2,015

Daimler Finance North America LLC
2.550% due 08/15/2022	1,300	1,305

Daimler Trucks Finance North America LLC
0.765% (SOFRRATE + 0.500%) due 06/14/2023 ~	1,100	1,097
0.865% (SOFRRATE + 0.600%) due 12/14/2023 ~	1,000	998
1.015% (SOFRRATE + 0.750%) due 12/13/2024 ~	1,000	992
1.125% due 12/14/2023	1,000	970

Komatsu Finance America, Inc.
2.437% due 09/11/2022	1,200	1,200

		18,945

UTILITIES 2.6%

AEP Texas, Inc.
2.400% due 10/01/2022	300	301

Atmos Energy Corp.
1.023% (US0003M + 0.380%) due 03/09/2023 ~	1,300	1,298

Entergy Arkansas LLC
3.050% due 06/01/2023	1,100	1,100

NextEra Energy Capital Holdings, Inc.
0.750% (US0003M + 0.270%) due 02/22/2023 ~	1,100	1,096

Niagara Mohawk Power Corp.
4.278% due 12/15/2028	1,100	1,131

Southern California Edison Co.
0.702% (SOFRRATE + 0.470%) due 12/02/2022 ~	1,000	1,000

Verizon Communications, Inc.
2.355% due 03/15/2032	1,314	1,189

Virginia Electric & Power Co.
2.750% due 03/15/2023	1,800	1,806

		8,921

Total Corporate Bonds & Notes (Cost $59,505)		58,204

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.5%

California Earthquake Authority Revenue Notes, Series 2020
1.327% due 07/01/2022	1,600	1,602

TEXAS 0.2%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.041% due 11/01/2023	700	687

Total Municipal Bonds & Notes (Cost $2,300)		2,289

U.S. GOVERNMENT AGENCIES 26.7%

Fannie Mae
0.907% due 10/25/2030 •	10	10
1.304% due 07/01/2042 •	39	40
1.354% due 09/01/2041 •	103	104
1.504% due 08/01/2030 •	33	33
1.679% due 01/01/2035 •	25	25
1.952% due 07/01/2035 •	4	4
2.033% due 05/01/2038 •	153	160
2.220% due 06/01/2035 •	91	91
2.250% due 01/01/2024 •	8	8
2.423% due 11/01/2034 •	103	108
4.000% due 01/25/2033	7	8
4.406% due 09/01/2028 •	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 01/01/2036	$149	$152
4.969% due 12/25/2042 ~	38	39
5.793% due 01/25/2040 •(a)	860	118
8.000% due 11/25/2023	2	2

Fannie Mae, TBA
3.000% due 06/01/2040	28,400	27,683

Freddie Mac
0.000% due 05/15/2037 (b)(e)	99	92
0.506% due 12/15/2042 •	486	488
0.650% due 10/22/2025 - 10/27/2025	10,600	9,848
0.680% due 08/06/2025	8,300	7,795
0.800% due 10/28/2026	2,600	2,394
0.947% due 07/15/2041 •	386	390
1.117% due 05/15/2037 •	166	169
1.304% due 02/25/2045 •	258	261
2.000% due 11/15/2026	324	324
2.050% due 07/01/2035 •	17	17
4.000% due 08/01/2048	1,437	1,485
6.053% due 04/15/2037 •(a)	771	117
6.500% due 07/25/2043	335	375
8.500% due 06/01/2025	1	1
9.045% due 08/15/2044 •	315	367

Ginnie Mae
0.561% due 06/20/2065 •	355	354
0.606% due 07/20/2067 •	1,766	1,762
0.706% due 03/20/2065 •	1,184	1,184
0.736% due 03/20/2065 •	1,185	1,185
0.876% due 10/20/2066 •	722	725
0.906% due 05/20/2066 •	465	467
0.956% due 04/20/2066 •	903	909
1.006% due 04/20/2066 •	791	797
1.032% due 09/20/2067 •	1,551	1,555
1.625% (H15T1Y + 1.500%) due 07/20/2023 - 07/20/2025 ~	21	20
1.625% due 07/20/2030 •	21	22
1.699% due 08/20/2070 •	1,394	1,446
1.750% (H15T1Y + 1.500%) due 10/20/2025 ~	33	33
1.875% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2025 ~	4	4
1.875% due 04/20/2027 - 05/20/2027 •	30	30
4.500% due 08/20/2048	1,377	1,430

Uniform Mortgage-Backed Security
3.000% due 02/01/2052 - 04/01/2052	4,285	4,204
3.000% due 04/01/2052 (c)	8,800	8,625
3.500% due 07/01/2047 - 11/01/2047	6,126	6,222
4.000% due 08/01/2048	483	502
4.500% due 04/01/2024 - 07/01/2025	228	235
6.000% due 11/01/2022	1	1

Uniform Mortgage-Backed Security, TBA
3.000% due 03/01/2052	3,400	3,329
3.500% due 05/01/2052 - 06/01/2052	5,200	5,191

Total U.S. Government Agencies (Cost $94,123)		92,947

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.2%

American Home Mortgage Investment Trust
2.829% due 02/25/2045 •	7	7

BAMLL Commercial Mortgage Securities Trust
1.447% due 04/15/2036 •	900	896

Banc of America Funding Trust
2.731% due 05/25/2035 ~	170	174

Barclays Commercial Mortgage Securities Trust
1.397% due 07/15/2037 •	900	891
3.662% due 04/15/2055 ~(c)	1,700	1,744

Bear Stearns Adjustable Rate Mortgage Trust
2.090% due 01/25/2034 ~	23	23
2.500% due 02/25/2033 ~	1	1
2.838% due 02/25/2033 ~	3	3
3.359% due 02/25/2036 ^~	8	7

24	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
2.627% due 05/25/2035 ~	$135	$134

BX Commercial Mortgage Trust
1.484% due 10/15/2036 •	900	891

Citigroup Mortgage Loan Trust, Inc.
2.190% due 09/25/2035 •	22	23
2.210% due 09/25/2035 •	15	16

Colony Mortgage Capital Ltd.
1.526% due 11/15/2038 •	900	888

Commercial Mortgage Trust
1.697% due 12/15/2038 •	900	889

Countrywide Home Loan Mortgage Pass-Through Trust
1.991% due 02/20/2036 ^~	201	200
2.505% due 02/20/2035 ~	12	12
2.696% due 11/25/2034 ~	36	35

Credit Suisse First Boston Mortgage Securities Corp.
0.420% due 03/25/2032 ~	14	14
4.974% due 06/25/2032 ~	1	2

Credit Suisse Mortgage Capital Trust
2.215% due 11/25/2061 ~	670	653

CRSNT Commercial Mortgage Trust
1.220% due 04/15/2036 •	1,300	1,282

DROP Mortgage Trust
1.550% due 04/15/2026 •	1,100	1,090

GS Mortgage Securities Trust
3.206% due 02/10/2048	1,163	1,165

GS Mortgage-Backed Securities Trust
2.500% due 04/25/2052 ~	964	893
2.500% due 08/26/2052 ~	1,000	924

GSR Mortgage Loan Trust
2.336% due 06/25/2034 ~	209	214
2.910% due 09/25/2035 ~	140	141

Impac CMB Trust
1.157% due 02/25/2036 •	370	360

InTown Hotel Portfolio Trust
1.497% due 01/15/2033 •	900	897

JP Morgan Chase Commercial Mortgage Securities Trust
2.840% due 12/15/2047	561	562

JP Morgan Mortgage Trust
2.248% due 04/25/2035 ~	168	177

LUXE Commercial Mortgage Trust
1.447% due 10/15/2038 •	1,000	985

MASTR Adjustable Rate Mortgages Trust
2.759% due 11/21/2034 ~	245	244

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.257% due 08/15/2032 •	512	491

Merrill Lynch Mortgage Investors Trust
2.813% due 02/25/2035 ~	67	67

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048	1,819	1,769

OBX Trust
3.000% due 01/25/2052 ~	888	850

Onslow Bay Mortgage Loan Trust
0.999% due 10/25/2051 •	958	941

Prime Mortgage Trust
0.857% due 02/25/2034 •	11	10

Ready Capital Mortgage Financing LLC
1.457% due 04/25/2038 •	1,246	1,244
1.657% due 11/25/2036 •	900	894

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
0.717% due 03/25/2037 •	$128	$49
0.949% due 07/19/2035 •	38	37
1.109% due 09/19/2032 •	22	22
2.034% due 05/19/2035 •	466	465
3.967% due 06/25/2029 ~	19	20

Tharaldson Hotel Portfolio Trust
1.340% due 11/11/2034 •	1,053	1,040

Towd Point HE Trust
0.918% due 02/25/2063 ~	544	535

UWM Mortgage Trust
1.049% due 12/25/2051 •	979	963

WaMu Mortgage Pass-Through Certificates Trust
0.997% due 07/25/2045 •	36	35
0.997% due 12/25/2045 ~	40	40
1.037% due 10/25/2045 •	26	26
1.211% due 01/25/2046 •	173	174
1.541% due 06/25/2042 •	8	8

Wells Fargo Mortgage-Backed Securities Trust
3.980% due 11/25/2048 ~	2,272	2,274

Total Non-Agency Mortgage-Backed Securities (Cost $28,741)		28,391

ASSET-BACKED SECURITIES 3.0%

Asset-Backed Securities Corp. Home Equity Loan Trust
2.047% due 03/15/2032 •	87	86

Bear Stearns Asset-Backed Securities Trust
1.457% due 10/25/2037 •	40	40

Carvana Auto Receivables Trust
2.570% due 05/12/2025	800	798

Credit-Based Asset Servicing & Securitization Trust
0.517% due 11/25/2036 •	12	7

Dell Equipment Finance Trust
1.217% due 03/22/2023	500	500
2.110% due 08/23/2027	500	498

Edsouth Indenture LLC
1.607% due 09/25/2040 •	94	94

Fremont Home Loan Trust
0.517% due 01/25/2037 •	7	4

FS Rialto Issuer LLC
2.200% due 01/19/2039 •	1,100	1,101

GLS Auto Receivables Trust
1.980% due 08/15/2025	900	899

GSAMP Trust
0.527% due 12/25/2036 •	47	28

Hertz Vehicle Financing LLC
3.370% due 03/25/2025	900	900
3.730% due 09/25/2026	900	902

HSI Asset Loan Obligation Trust
0.517% due 12/25/2036 •	76	27

Mosaic Solar Loan Trust
2.640% due 01/20/2053	900	851

Navient Private Education Loan Trust
1.847% due 07/16/2040 •	910	912

Securitized Asset-Backed Receivables LLC Trust
0.577% due 12/25/2036 ^•	85	25

SLM Student Loan Trust
0.378% due 01/25/2027 •	280	279
1.296% due 12/15/2027 •	15	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stonepeak ABS
2.301% due 02/28/2033	$920	$868

Structured Asset Investment Loan Trust
1.432% due 10/25/2033 •	12	12

VMC Finance LLC
1.950% due 02/18/2039 •	1,800	1,818

Total Asset-Backed Securities (Cost $10,858)		10,664

SHORT-TERM INSTRUMENTS 48.4%

COMMERCIAL PAPER 0.3%

Verizon Communications, Inc.
0.850% due 04/06/2022	1,100	1,100

REPURCHASE AGREEMENTS (g) 0.4%
		1,512

U.S. TREASURY BILLS 34.9%
0.265% due 04/14/2022 - 06/16/2022 (d)(e)(i)(k)	121,500	121,458

U.S. TREASURY CASH MANAGEMENT BILLS 12.8%
0.558% due 05/24/2022 - 07/26/2022 (d)(e)	44,400	44,329

Total Short-Term Instruments (Cost $168,395)		168,399

Total Investments in Securities (Cost $363,922)		360,894

	SHARES
INVESTMENTS IN AFFILIATES 10.2%

SHORT-TERM INSTRUMENTS 10.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.2%

PIMCO Short Asset Portfolio	3,601,714	35,506

PIMCO Short-Term Floating NAV Portfolio III	1,883	18

Total Short-Term Instruments (Cost $35,126)		35,524

Total Investments in Affiliates (Cost $35,126)		35,524

Total Investments 113.9% (Cost $399,048)		$396,418

Financial Derivative Instruments (h)(j) (0.2)% (Cost or Premiums, net $(189))		(661)

Other Assets and Liabilities, net (13.7)%		(47,792)

Net Assets 100.0%		$347,965

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	25

Schedule of Investments	PIMCO Low Duration Fund II	(Cont.)

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	0.831%	01/25/2026	01/18/2022	$800	$787	0.23%
Citigroup, Inc.	2.014	01/25/2026	01/18/2022	800	771	0.22

				$1,600	$1,558	0.45%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$1,512	U.S. Treasury Bills 0.000% due 08/04/2022	$(1,542)	$1,512	$1,512

Total Repurchase Agreements						$(1,542)	$1,512	$1,512

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (6.1)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2052	$6,000	$(5,706)	$(5,571)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	2,000	(1,910)	(1,904)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2052	13,900	(13,608)	(13,598)

Total Short Sales (6.1)%				$(21,224)	$(21,073)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,512	$0	$0	$1,512	$(1,542)	$(30)

Total Borrowings and Other Financing Transactions	$1,512	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2023 Futures	$96.500	12/18/2023	28	$	70	$(33)	$(38)

Total Written Options						$(33)	$(38)

26	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2024	56	$ 13,591	$(179)	$6	$0
U.S. Treasury 2-Year Note June Futures	06/2022	530	112,319	(1,409)	87	0
U.S. Treasury 5-Year Note June Futures	06/2022	142	16,286	(405)	20	0

				$(1,993)	$113	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2022	238	$ (29,244)	$887	$0	$(60)
U.S. Treasury 30-Year Bond June Futures	06/2022	28	(4,202)	127	0	(17)

				$1,014	$0	$(77)

Total Futures Contracts				$(979)	$113	$(77)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Citigroup, Inc.	1.000%	Quarterly	12/20/2022	0.388%	$	900	$7	$(3)	$4	$0	$0
JPMorgan Chase & Co.	1.000	Quarterly	12/20/2022	0.325		1,000	7	(2)	5	0	0

							$14	$(5)	$9	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.400%	Annual	12/07/2024	$	56,700	$24	$(720)	$(696)	$0	$(4)

Total Swap Agreements							$38	$(725)	$(687)	$0	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$113	$0	$113	$(38)	$(77)	$(4)	$(119)

(i)

Securities with an aggregate market value of $749 and cash of $1,288 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	27

Schedule of Investments	PIMCO Low Duration Fund II	(Cont.)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870%	11/02/2022	31,400	$(63)	$(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	31,400	(63)	(518)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/13/2022	6,100	(11)	(1)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	06/13/2022	6,100	(11)	(45)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	06/13/2022	6,100	(23)	(5)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/13/2022	6,100	(23)	(85)

Total Written Options							$(194)	$(655)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GLM	$0	$0	$0	$0	$0	$(565)	$0	$(565)	$(565)	$583	$18
MYC	0	0	0	0	0	(90)	0	(90)	(90)	0	(90)

Total Over the Counter	$0	$0	$0	$0	$0	$(655)	$0	$(655)

(k)

Securities with an aggregate market value of $583 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$113	$113

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$38	$38
Futures	0	0	0	0	77	77
Swap Agreements	0	0	0	0	4	4

	$0	$0	$0	$0	$119	$119

Over the counter
Written Options	$0	$0	$0	$0	$655	$655

	$0	$0	$0	$0	$774	$774

28	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(6,155)	$(6,155)
Swap Agreements	0	5	0	0	0	5

	$0	$5	$0	$0	$(6,155)	$(6,150)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(5)	$(5)
Futures	0	0	0	0	(416)	(416)
Swap Agreements	0	(5)	0	0	(720)	(725)

	$0	$(5)	$0	$0	$(1,141)	$(1,146)

Over the counter
Written Options	$0	$0	$0	$0	$(461)	$(461)

	$0	$(5)	$0	$0	$(1,602)	$(1,607)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$30,338	$0	$30,338
Industrials	0	18,945	0	18,945
Utilities	0	8,921	0	8,921
Municipal Bonds & Notes
California	0	1,602	0	1,602
Texas	0	687	0	687
U.S. Government Agencies	0	92,947	0	92,947
Non-Agency Mortgage-Backed Securities	0	28,391	0	28,391
Asset-Backed Securities	0	10,664	0	10,664
Short-Term Instruments
Commercial Paper	0	1,100	0	1,100
Repurchase Agreements	0	1,512	0	1,512
U.S. Treasury Bills	0	121,458	0	121,458
U.S. Treasury Cash Management Bills	0	44,329	0	44,329

	$0	$360,894	$0	$360,894

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$35,524	$0	$0	$35,524

Total Investments	$35,524	$360,894	$0	$396,418

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(21,073)	$0	$(21,073)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$113	$0	$113

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(119)	0	(119)
Over the counter	0	(655)	0	(655)

	$0	$(774)	$0	$(774)

Total Financial Derivative Instruments	$0	$(661)	$0	$(661)

Totals	$35,524	$339,160	$0	$374,684

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	29

Schedule of Investments	PIMCO Low Duration ESG Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.1%

CORPORATE BONDS & NOTES 46.2%

BANKING & FINANCE 32.1%

American Express Co.
1.100% (US0003M + 0.620%) due 05/20/2022 ~		$900	$900

Asian Development Bank
1.875% due 08/10/2022		800	802
4.700% due 03/12/2024	MXN	41,000	1,904
6.000% due 02/05/2026	BRL	11,000	2,024
6.550% due 01/26/2025	ZAR	32,000	2,188

Australia & New Zealand Banking Group Ltd.
0.625% due 02/21/2023	EUR	400	445

AvalonBay Communities, Inc.
1.900% due 12/01/2028		$3,300	3,000

Banco Santander Chile
2.700% due 01/10/2025		2,400	2,351

Bank of America Corp.
0.981% due 09/25/2025 •		1,700	1,613
1.486% due 05/19/2024 •		2,100	2,071
1.530% due 12/06/2025 •		1,200	1,148

Bank of Nova Scotia
0.650% due 07/31/2024		2,400	2,285
2.375% due 01/18/2023		2,700	2,712

Barclays PLC
0.625% due 11/14/2023 •	EUR	900	999
2.852% due 05/07/2026 •		$900	875

BNP Paribas SA
3.500% due 03/01/2023		1,000	1,010

Canadian Imperial Bank of Commerce
0.950% due 10/23/2025		2,700	2,487

Citigroup, Inc.
0.776% due 10/30/2024 •		1,700	1,643
0.831% (SOFRRATE + 0.694%) due 01/25/2026 ~(f)		1,100	1,083
1.281% due 11/03/2025 •		2,200	2,096
1.678% due 05/15/2024 •		2,300	2,282
2.014% due 01/25/2026 •(f)		1,100	1,060

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		2,400	2,212
1.106% due 02/24/2027 •		1,400	1,282

CPI Property Group SA
2.750% due 05/12/2026	EUR	2,600	2,883

Credit Agricole SA
1.279% (US0003M + 1.020%) due 04/24/2023 ~		$1,900	1,910

CTP NV
0.625% due 09/27/2026	EUR	1,100	1,108

Digital Dutch Finco BV
0.625% due 07/15/2025		2,000	2,142

Equinix, Inc.
1.000% due 09/15/2025		$3,000	2,760
1.550% due 03/15/2028		1,300	1,150

Equitable Financial Life Global Funding
0.800% due 08/12/2024		1,500	1,424
1.300% due 07/12/2026		1,700	1,564

Equitable Holdings, Inc.
3.900% due 04/20/2023		780	791

European Bank for Reconstruction & Development
1.625% due 09/27/2024		2,800	2,741

Federal Realty Investment Trust
1.250% due 02/15/2026		2,100	1,935

Five Corners Funding Trust
4.419% due 11/15/2023		1,200	1,227

Hana Bank
3.250% due 03/30/2027		700	698

HAT Holdings LLC
3.375% due 06/15/2026		1,700	1,617

Healthpeak Properties, Inc.
2.125% due 12/01/2028		3,000	2,761

Host Hotels & Resorts LP
3.375% due 12/15/2029		2,100	2,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
3.033% due 11/22/2023 •		$1,700	$1,705

Hyundai Capital Services, Inc.
1.250% due 02/08/2026		1,800	1,653

ING Groep NV
1.400% due 07/01/2026 •		3,100	2,871

International Bank for Reconstruction & Development
2.250% due 01/17/2023	CAD	2,800	2,252
5.310% due 02/05/2026	ZAR	26,000	1,669

International Finance Corp.
8.000% due 10/09/2023	IDR	29,000,000	2,120

Intesa Sanpaolo SpA
0.750% due 12/04/2024	EUR	2,000	2,201

JPMorgan Chase & Co.
0.563% due 02/16/2025 •		$400	383
0.653% due 09/16/2024 •		2,800	2,724
0.768% due 08/09/2025 •		1,700	1,613

Kreditanstalt fuer Wiederaufbau
2.000% due 09/29/2022		4,400	4,419

Metropolitan Life Global Funding I
0.950% due 07/02/2025		2,000	1,871

Mizuho Financial Group, Inc.
1.373% (US0003M + 0.790%) due 03/05/2023 ~		1,000	1,004
1.465% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	1,100	830
3.922% due 09/11/2024 •		$900	911

Morgan Stanley
0.864% due 10/21/2025 •		3,100	2,922

National Australia Bank Ltd.
0.350% due 09/07/2022	EUR	300	333
3.450% due 12/04/2023		$1,500	1,521
3.625% due 06/20/2023		1,500	1,525

Natwest Group PLC
2.359% due 05/22/2024 •		2,300	2,283

NongHyup Bank
0.875% due 07/28/2024		1,900	1,813
1.250% due 07/20/2025		2,800	2,639

Norinchukin Bank
1.284% due 09/22/2026		2,200	2,029

OneMain Finance Corp.
3.500% due 01/15/2027		1,600	1,482

ORIX Corp.
4.050% due 01/16/2024		900	918

Pacific Life Global Funding II
1.375% due 04/14/2026		1,900	1,769

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		900	887

Reliance Standard Life Global Funding
2.625% due 07/22/2022		900	903

Shinhan Bank Co. Ltd.
0.250% due 10/16/2024	EUR	1,000	1,091
1.375% due 10/21/2026		$500	466

Shinhan Financial Group Co. Ltd.
1.350% due 01/10/2026		2,800	2,631

Shriram Transport Finance Co. Ltd.
4.400% due 03/13/2024		1,700	1,666

SL Green Operating Partnership LP
3.250% due 10/15/2022		900	902

Standard Chartered PLC
1.214% due 03/23/2025 •		4,300	4,107

Starwood Property Trust, Inc.
3.750% due 12/31/2024		1,400	1,360
4.375% due 01/15/2027		1,100	1,068

Sumitomo Mitsui Financial Group, Inc.
0.508% due 01/12/2024		1,700	1,636
0.934% due 10/11/2024	EUR	900	998

Sumitomo Mitsui Trust Bank Ltd.
2.800% due 03/10/2027		$2,300	2,220

Svenska Handelsbanken AB
3.900% due 11/20/2023		900	919

Swedbank AB
0.250% due 11/07/2022	EUR	400	444

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS AG
7.625% due 08/17/2022 (e)		$1,900	$1,929

Unibail-Rodamco-Westfield SE
1.000% due 03/14/2025	EUR	300	329

UniCredit SpA
7.830% due 12/04/2023		$1,200	1,276

			141,479

INDUSTRIALS 6.6%

Apple, Inc.
2.850% due 02/23/2023		1,200	1,211

Chanel Ceres PLC
0.500% due 07/31/2026	EUR	1,700	1,798

Danone SA
2.589% due 11/02/2023		$600	600
2.947% due 11/02/2026		872	868

Discovery Communications LLC
2.950% due 03/20/2023		1,300	1,304

Honda Motor Co. Ltd.
2.271% due 03/10/2025		2,200	2,164

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023		1,000	1,003

JSW Hydro Energy Ltd.
4.125% due 05/18/2031		1,062	989

Kia Corp.
1.000% due 04/16/2024		2,000	1,912

Komatsu Finance America, Inc.
2.437% due 09/11/2022		500	500

MercadoLibre, Inc.
2.375% due 01/14/2026		1,400	1,307

Microsoft Corp.
2.700% due 02/12/2025		1,000	1,007

PayPal Holdings, Inc.
2.200% due 09/26/2022		1,900	1,907

RELX Capital, Inc.
3.500% due 03/16/2023		2,400	2,422

Renewable Energy Group, Inc.
5.875% due 06/01/2028		1,400	1,506

Ryder System, Inc.
2.875% due 06/01/2022		1,200	1,201

Tesco Corporate Treasury Services PLC
2.500% due 07/01/2024	EUR	1,300	1,483

Weir Group PLC
2.200% due 05/13/2026		$4,000	3,741

Wipro IT Services LLC
1.500% due 06/23/2026		2,300	2,128

			29,051

UTILITIES 7.5%

Adani Green Energy UP Ltd.
6.250% due 12/10/2024		2,300	2,358

AES Corp.
1.375% due 01/15/2026		2,100	1,934

Avangrid, Inc.
3.150% due 12/01/2024		2,200	2,198
3.200% due 04/15/2025		1,200	1,198

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		900	925

British Telecommunications PLC
4.500% due 12/04/2023		2,000	2,041

Continuum Energy Levanter Pte Ltd.
4.500% due 02/09/2027		1,973	1,901

Electricite de France SA
3.625% due 10/13/2025		500	501

Enel Finance International NV
1.375% due 07/12/2026		1,500	1,379
2.650% due 09/10/2024		2,100	2,070

Eversource Energy
0.800% due 08/15/2025		2,400	2,211

Greenko Power Ltd.
4.300% due 12/13/2028		1,700	1,594

30	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	$1,600	$1,616
5.950% due 07/29/2026	1,400	1,424

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022	2,200	2,204

India Clean Energy Holdings
4.500% due 04/18/2027	900	826

India Green Energy Holdings
5.375% due 04/29/2024	500	504

India Green Power Holdings
4.000% due 02/22/2027	2,700	2,492

Leeward Renewable Energy Operations LLC
4.250% due 07/01/2029	1,100	1,033

ReNew Wind Energy AP2
4.500% due 07/14/2028	1,200	1,091

Southern Power Co.
0.900% due 01/15/2026	2,000	1,835

		33,335

Total Corporate Bonds & Notes (Cost $211,526)		203,865

MUNICIPAL BONDS & NOTES 2.0%

CALIFORNIA 1.4%

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.020% due 06/01/2024	3,000	2,961

California Health Facilities Financing Authority Revenue Notes, Series 2020
1.168% due 06/01/2026	1,000	929

California Municipal Finance Authority Revenue Notes, Series 2020
1.605% due 11/01/2023	1,000	988

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2020
1.949% due 11/01/2022	695	697
1.982% due 11/01/2023	740	736

		6,311

CONNECTICUT 0.3%

Connecticut State General Obligation Notes, Series 2020
2.500% due 07/01/2022	1,300	1,306

NEW YORK 0.3%

New York City Housing Development Corp. Revenue Notes, Series 2021
0.517% due 11/01/2024	100	95
0.823% due 05/01/2025	225	211
0.923% due 11/01/2025	250	233
1.023% due 05/01/2026	650	601
1.123% due 11/01/2026	250	230

		1,370

Total Municipal Bonds & Notes (Cost $9,213)		8,987

U.S. GOVERNMENT AGENCIES 23.5%

Fannie Mae
0.537% due 09/25/2042 •	33	33
0.700% due 07/30/2025	8,200	7,688
1.000% due 01/25/2043	7	6
1.304% due 07/01/2042 •	7	7
1.354% due 09/01/2041 •	19	19
1.565% due 11/01/2034 •	2	2
1.652% due 05/01/2035 •	1	1
1.875% due 11/01/2035 •	7	7
1.904% due 11/01/2035 •	3	4
1.952% due 07/01/2035 •	1	1
2.000% due 08/01/2035 •	26	28
3.220% due 08/01/2029 •	5	5
3.500% due 02/25/2043 (a)	383	30
4.969% due 12/25/2042 ~	3	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 01/25/2040 - 07/25/2040	$120	$127
5.750% due 10/25/2035	6	6
5.951% due 02/01/2031 •	2	2

Freddie Mac
0.506% due 12/15/2042 •	560	563
0.650% due 10/22/2025 - 10/27/2025	8,200	7,622
0.680% due 08/06/2025	8,200	7,701
0.800% due 10/28/2026	1,700	1,565
0.826% due 02/25/2031	3,652	3,289
1.107% due 10/15/2037 •	31	32
1.155% due 09/25/2030 ~(a)	13,980	1,096
1.304% due 02/25/2045 •	15	15
1.979% due 06/01/2035 •	15	15
2.000% due 11/15/2026	133	133
2.050% due 07/01/2035 •	4	4
2.263% due 08/01/2035 •	14	15
2.700% due 08/01/2023	3,562	3,559
2.875% due 04/25/2026	1,900	1,904
2.939% due 04/25/2029	1,900	1,919
4.000% due 06/01/2048	472	490
5.000% due 10/01/2033	3	3
6.500% due 07/25/2043	41	46
9.045% due 08/15/2044 •	148	173

Ginnie Mae
0.531% due 10/20/2043 •	395	394
0.556% due 04/20/2065 •	106	106
0.561% due 06/20/2065 •	177	177
0.566% due 02/20/2067 •	435	434
0.606% due 07/20/2067 •	834	832
0.686% due 05/20/2066 •	120	120
0.706% due 04/20/2065 •	140	140
0.736% due 03/20/2065 •	670	670
0.756% due 11/20/2065 •	294	294
0.826% due 02/20/2066 •	327	327
0.876% due 10/20/2066 •	555	558
1.031% due 06/20/2067 •	769	773
1.875% due 06/20/2027 •	4	4
2.000% due 05/20/2030 - 02/20/2032 •	11	12
3.500% due 05/20/2049 - 08/20/2049	2,276	2,299
4.000% due 06/20/2048	766	784

Uniform Mortgage-Backed Security
2.500% due 07/01/2050	2,098	2,012
3.000% due 02/01/2052 - 04/01/2052	5,382	5,280
3.000% due 04/01/2052 (b)	4,400	4,311
4.000% due 08/01/2047 - 08/01/2048	788	813
5.500% due 01/01/2025 - 02/01/2028	38	40

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2052 - 05/01/2052	46,300	45,229

Total U.S. Government Agencies (Cost $107,205)		103,723

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.0%

American Home Mortgage Investment Trust
2.829% due 02/25/2045 •	1	1

Banc of America Funding Trust
2.731% due 05/25/2035 ~	76	77

Banc of America Mortgage Trust
2.507% due 08/25/2034 ~	35	36
3.653% due 03/25/2033 ~	83	83

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033	2,200	2,206

Bear Stearns Adjustable Rate Mortgage Trust
2.090% due 01/25/2034 ~	4	3

Bear Stearns ALT-A Trust
2.627% due 05/25/2035 ~	24	24
2.874% due 09/25/2035 ^~	7	5

Beast Mortgage Trust
1.447% due 03/15/2036 •	1,500	1,478

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BSREP Commercial Mortgage Trust
1.347% due 08/15/2038 ~		$3,700	$3,645

Citigroup Mortgage Loan Trust
0.527% due 01/25/2037 •		28	27
2.470% due 05/25/2035 •		2	2
2.470% due 10/25/2035 •		2	3

Countrywide Home Loan Mortgage Pass-Through Trust
1.991% due 02/20/2036 ^~		32	32
2.505% due 02/20/2035 ~		4	4
2.696% due 11/25/2034 ~		14	14

DROP Mortgage Trust
1.550% due 04/15/2026 •		2,200	2,180

Eurosail PLC
1.972% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	768	1,005

Extended Stay America Trust
1.477% due 07/15/2038 •		$3,777	3,740

First Horizon Alternative Mortgage Securities Trust
2.293% due 01/25/2035 ~		72	74

FirstMac Mortgage Funding Trust
1.065% due 03/08/2049 •	AUD	136	102
1.315% due 03/08/2049 •		800	601

GCT Commercial Mortgage Trust
1.197% due 02/15/2038 •		$1,700	1,673

Gemgarto PLC
0.867% due 12/16/2067 •	GBP	1,663	2,176

GMAC Mortgage Corp. Loan Trust
3.755% due 11/19/2035 ~		$5	5

Great Hall Mortgages PLC
1.078% due 06/18/2039 •		77	76

GS Mortgage-Backed Securities Trust
2.500% due 08/26/2052 ~		1,200	1,109

GSR Mortgage Loan Trust
2.336% due 06/25/2034 ~		7	7
2.654% due 11/25/2035 ~		26	26
2.910% due 09/25/2035 ~		21	21

J.P. Morgan Chase Commercial Mortgage Securities Corp.
1.197% due 04/15/2038 •		2,268	2,234

JP Morgan Chase Commercial Mortgage Securities Trust
1.157% due 06/15/2038 •		1,100	1,077

JP Morgan Mortgage Trust
5.750% due 01/25/2036 ^		22	13

One New York Plaza Trust
1.347% due 01/15/2036 •		2,200	2,170

Prime Mortgage Trust
0.857% due 02/25/2034 •		1	1

Residential Mortgage Securities PLC
1.547% due 06/20/2070 •	GBP	929	1,230

SFO Commercial Mortgage Trust
1.547% due 05/15/2038 •		$2,200	2,163

Starwood Mortgage Trust
1.447% due 04/15/2034 •		2,300	2,272

Structured Adjustable Rate Mortgage Loan Trust
1.541% due 01/25/2035 ^•		28	26
2.459% due 02/25/2034 ~		16	16

Structured Asset Mortgage Investments Trust
0.717% due 03/25/2037 •		47	18
0.949% due 07/19/2035 •		8	7
1.017% due 02/25/2036 ^•		14	13

SUMIT Mortgage Trust
2.789% due 02/12/2041		1,800	1,715
2.850% due 02/12/2041		300	281

Towd Point Mortgage Funding
0.992% due 07/20/2045 •	GBP	1,869	2,458

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •		526	693

VASA Trust
1.297% due 07/15/2039 •		$2,900	2,842

WaMu Mortgage Pass-Through Certificates Trust
0.997% due 12/25/2045 ~		7	7
1.037% due 10/25/2045 •		44	44

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	31

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.197% due 11/25/2034 •	$26	$25
1.541% due 06/25/2042 •	4	4

Total Non-Agency Mortgage-Backed Securities (Cost $40,566)		39,744

ASSET-BACKED SECURITIES 4.5%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.567% due 03/25/2035 •	1,300	1,291

Bear Stearns Asset-Backed Securities Trust
1.457% due 10/25/2037 •	17	16

College Avenue Student Loans LLC
1.657% due 12/26/2047 •	2,966	2,940

Countrywide Asset-Backed Certificates
0.877% due 01/25/2045 •	114	113

Countrywide Asset-Backed Certificates Trust, Inc.
1.197% due 12/25/2034 •	1,078	1,052

Edsouth Indenture LLC
1.607% due 09/25/2040 •	27	27

FHF Trust
3.100% due 09/15/2025	1,100	1,097

GE-WMC Mortgage Securities Trust
0.537% due 08/25/2036 •	2	1

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048	2,161	1,997

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048	1,007	936

Massachusetts Educational Financing Authority
1.208% due 04/25/2038 •	13	13

Morgan Stanley ABS Capital, Inc. Trust
0.557% due 07/25/2036 •	9	4

Mosaic Solar Loan Trust
2.640% due 01/20/2053	2,200	2,080

NovaStar Mortgage Funding Trust
0.777% due 05/25/2036 •	155	152

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.017% due 12/25/2035 •	28	28

Securitized Asset-Backed Receivables LLC Trust
0.577% due 12/25/2036 ^•	42	13

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Service Experts Issuer
2.670% due 02/02/2032		$1,364	$1,307

SLC Student Loan Trust
0.936% due 03/15/2027 •		34	33

SLM Student Loan Trust
0.378% due 01/25/2027 •		74	73
0.408% due 10/25/2029 •		207	205

Structured Asset Investment Loan Trust
1.162% due 03/25/2034 •		66	64
1.432% due 10/25/2033 •		5	5

Sunnova Helios Issuer LLC
2.790% due 02/22/2049		2,432	2,334

Sunrun Demeter Issuer
2.270% due 01/30/2057		3,077	2,810

Tricolor Auto Securitization Trust
0.740% due 04/15/2024		1,080	1,076

Total Asset-Backed Securities (Cost $20,160)			19,667

SOVEREIGN ISSUES 3.5%

Development Bank of Japan, Inc.
0.875% due 10/10/2025	EUR	680	749

Hong Kong Government International Bond
2.500% due 05/28/2024		$1,800	1,800

Israel Government International Bond
0.750% due 07/31/2022	ILS	3,500	1,099

Korea Development Bank
0.500% due 10/27/2023		$2,100	2,035
4.800% due 06/10/2023	IDR	35,000,000	2,446

Korea Government International Bond
2.000% due 06/19/2024		$1,200	1,185

Mexico Government International Bond
1.350% due 09/18/2027	EUR	1,700	1,824

Province of Quebec
2.450% due 03/01/2023	CAD	3,000	2,415

Serbia Government International Bond
1.000% due 09/23/2028	EUR	1,900	1,776

Total Sovereign Issues (Cost $16,020)			15,329

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 22.4%

COMMERCIAL PAPER 0.3%

Conagra Foods, Inc.
1.015% due 04/08/2022		$1,300	$1,300

REPURCHASE AGREEMENTS (g) 0.4%
			1,681

ISRAEL TREASURY BILLS 2.5%
0.000% due 04/06/2022 - 11/02/2022 (c)(d)	ILS	35,800	11,212

JAPAN TREASURY BILLS 7.0%
(0.084)% due 06/13/2022 - 07/04/2022 (c)(d)	JPY	3,736,000	30,695

U.S. TREASURY BILLS 10.6%
0.227% due 04/12/2022 - 06/09/2022 (c)(d)(k)		$47,000	46,984

U.S. TREASURY CASH MANAGEMENT BILLS 1.6%
0.552% due 05/17/2022 - 07/19/2022 (c)(d)(i)(k)		6,900	6,888

Total Short-Term Instruments (Cost $99,548)			98,760

Total Investments in Securities (Cost $504,238)			490,075

Total Investments 111.1% (Cost $504,238)			$490,075

Financial Derivative Instruments (h)(j) (0.1)% (Cost or Premiums, net $282)			(266)

Other Assets and Liabilities, net (11.0)%			(48,572)

Net Assets 100.0%			$441,237

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	0.831%	01/25/2026	01/18/2022	$1,100	$1,083	0.25%
Citigroup, Inc.	2.014	01/25/2026	01/18/2022	1,100	1,060	0.24

				$2,200	$2,143	0.49%

32	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$1,681	U.S. Treasury Bills 0.000% due 08/04/2022	$(1,715)	$1,681	$1,681

Total Repurchase Agreements						$(1,715)	$1,681	$1,681

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.3)%
Uniform Mortgage-Backed Security, TBA	2.500%	05/01/2052	$1,200	$(1,146)	$(1,143)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2052	22,600	(22,319)	(22,109)

Total Short Sales (5.3)%				$(23,465)	$(23,252)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,681	$0	$0	$1,681	$(1,715)	$(34)

Total Borrowings and Other Financing Transactions	$1,681	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2023 Futures	$96.500	12/18/2023	35	$88	$(41)	$(48)

Total Written Options					$(41)	$(48)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2024	64	$15,532	$(205)	$6	$0
U.S. Treasury 2-Year Note June Futures	06/2022	414	87,736	(1,105)	68	0

				$(1,310)	$74	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	33

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	47	$(8,249)	$50	$11	$(78)
U.S. Treasury 5-Year Note June Futures	06/2022	386	(44,269)	109	0	(54)
U.S. Treasury 10-Year Note June Futures	06/2022	265	(32,562)	986	0	(66)
U.S. Treasury 30-Year Bond June Futures	06/2022	46	(6,903)	210	0	(29)
United Kingdom Long Gilt June Futures	06/2022	30	(4,778)	72	5	(17)

				$1,427	$16	$(244)

Total Futures Contracts				$117	$90	$(244)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Valeo SA	1.000%	Quarterly	06/20/2026	2.012%	EUR	1,000	$(18)	$(27)	$(45)	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2052	GBP	1,800	$381	$8	$389	$0	$(20)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	04/07/2022	JPY	11,000	0	0	0	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	06/18/2022		10,000	0	0	0	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/17/2024		1,180,000	17	(24)	(7)	4	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/18/2026		20,000	(1)	0	(1)	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028		10,000	1	0	1	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		99,000	1	(27)	(26)	0	(18)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Annual	12/15/2041		160,000	91	6	97	0	(39)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.538	Semi-Annual	03/15/2051		31,000	(1)	20	19	0	(12)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.350	Semi-Annual	03/17/2051		23,000	13	10	23	0	(8)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.557	Semi-Annual	03/17/2051		176,000	0	98	98	0	(66)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.570	Semi-Annual	03/19/2051		21,000	0	11	11	0	(8)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.572	Semi-Annual	04/07/2051		11,000	0	6	6	0	(4)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		37,000	23	3	26	0	(14)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.633	Annual	02/08/2052		19,000	0	5	5	0	(8)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.670	Annual	02/09/2052		34,000	0	7	7	0	(14)
Receive(5)	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		40,000	13	(15)	(2)	0	(16)
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.400	Annual	12/07/2024	$	67,300	28	(855)	(827)	0	(4)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	04/07/2022	JPY	11,000	0	0	0	0	0
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	06/18/2022		10,000	0	0	0	0	0

							$566	$(747)	$(181)	$4	$(231)

Total Swap Agreements							$548	$(774)	$(226)	$4	$(231)

34	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$ 90	$ 4	$ 94	$ (48)	$ (244)	$ (231)	$ (523)

(i)

Securities with an aggregate market value of $761 and cash of $2,365 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	05/2022	EUR	1,687		$1,919	$50	$0
	06/2022	ZAR	44,630		2,907	0	(119)
	07/2022	JPY	360,900		2,966	0	(6)

BPS	04/2022	AUD	2,014		1,465	0	(42)
	04/2022		$1,900	AUD	2,533	0	(5)
	05/2022	EUR	16,614		$18,846	441	(1)
	05/2022	IDR	15,592,721		1,087	2	0

BRC	04/2022	BRL	10,702		2,259	11	0
	04/2022		$2,245	BRL	10,703	3	0
	05/2022	BRL	10,702		$2,228	0	(2)

CBK	04/2022	ILS	11,000		3,368	0	(80)
	07/2022		3,500		1,093	0	(7)
	08/2022		3,527		1,101	0	(9)
	10/2022		3,600		1,120	0	(16)

DUB	10/2022		5,100		1,598	0	(12)

GLM	05/2022		$4,222	JPY	487,600	0	(213)
	11/2022	ILS	3,400		$1,101	26	0
	11/2022	ZAR	2,496		156	0	(11)

HUS	04/2022	GBP	118		157	2	0
	04/2022		$463	GBP	351	0	(2)
	05/2022	JPY	469,500		$3,834	1	(27)
	06/2022		3,075,100		26,247	935	0

IND	05/2022	ZAR	10,277		634	0	(66)

JPM	05/2022	IDR	20,012,413		1,395	2	0
	05/2022		$2,507	NOK	22,325	28	0
	09/2022	ILS	9,201		$2,886	0	(14)

MBC	05/2022	IDR	17,548,664		1,219	2	(5)

MYI	04/2022	BRL	10,702		2,094	0	(154)
	04/2022		$2,259	BRL	10,702	0	(11)
	05/2022	EUR	1,049		$1,194	32	0
	05/2022	IDR	15,670,371		1,095	4	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	35

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RBC	04/2022		$836	CAD	1,062	$13	$0

SCX	04/2022	GBP	6,138		$8,238	175	0
	05/2022		5,905		7,773	18	0
	06/2022	JPY	32,105		277	13	0

TOR	04/2022	CAD	6,969		5,496	0	(79)
	04/2022		$4,723	CAD	5,899	0	(4)
	05/2022	CAD	5,900		$4,723	4	0

UAG	05/2022	MXN	40,922		1,982	0	(59)
	06/2022	JPY	267,895		2,312	107	0

Total Forward Foreign Currency Contracts						$1,869	$(944)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870%	11/02/2022	36,500	$(72)	$(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	36,500	(73)	(602)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/13/2022	7,100	(13)	(1)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	06/13/2022	7,100	(13)	(53)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	06/13/2022	7,100	(27)	(6)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/13/2022	7,100	(27)	(99)

Total Written Options							$(225)	$(762)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$50	$0	$0	$50	$(125)	$0	$0	$(125)	$(75)	$0	$(75)
BPS	443	0	0	443	(48)	0	0	(48)	395	(340)	55
BRC	14	0	0	14	(2)	0	0	(2)	12	0	12
CBK	0	0	0	0	(112)	0	0	(112)	(112)	0	(112)
DUB	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
GLM	26	0	0	26	(224)	(657)	0	(881)	(855)	884	29
HUS	938	0	0	938	(29)	0	0	(29)	909	0	909
IND	0	0	0	0	(66)	0	0	(66)	(66)	0	(66)
JPM	30	0	0	30	(14)	0	0	(14)	16	0	16
MBC	2	0	0	2	(5)	0	0	(5)	(3)	(920)	(923)
MYC	0	0	0	0	0	(105)	0	(105)	(105)	0	(105)
MYI	36	0	0	36	(165)	0	0	(165)	(129)	0	(129)
RBC	13	0	0	13	0	0	0	0	13	0	13
SCX	206	0	0	206	0	0	0	0	206	0	206
TOR	4	0	0	4	(83)	0	0	(83)	(79)	0	(79)
UAG	107	0	0	107	(59)	0	0	(59)	48	0	48

Total Over the Counter	$1,869	$0	$0	$1,869	$(944)	$(762)	$0	$(1,706)

(k)

Securities with an aggregate market value of $884 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

36	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$90	$90
Swap Agreements	0	0	0	0	4	4

	$0	$0	$0	$0	$94	$94

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,869	$0	$1,869

	$0	$0	$0	$1,869	$94	$1,963

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$48	$48
Futures	0	0	0	0	244	244
Swap Agreements	0	0	0	0	231	231

	$0	$0	$0	$0	$523	$523

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$944	$0	$944
Written Options	0	0	0	0	762	762

	$0	$0	$0	$944	$762	$1,706

	$0	$0	$0	$944	$1,285	$2,229

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,980)	$(1,980)
Swap Agreements	0	8	0	0	118	126

	$0	$8	$0	$0	$(1,862)	$(1,854)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,237	$0	$2,237

	$0	$8	$0	$2,237	$(1,862)	$383

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(7)	$(7)
Futures	0	0	0	0	(616)	(616)
Swap Agreements	0	(27)	0	0	(552)	(579)

	$0	$(27)	$0	$0	$(1,175)	$(1,202)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,232)	$0	$(1,232)
Written Options	0	0	0	0	(537)	(537)

	$0	$0	$0	$(1,232)	$(537)	$(1,769)

	$0	$(27)	$0	$(1,232)	$(1,712)	$(2,971)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	37

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)	March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$141,479	$0	$141,479
Industrials	0	29,051	0	29,051
Utilities	0	33,335	0	33,335
Municipal Bonds & Notes
California	0	6,311	0	6,311
Connecticut	0	1,306	0	1,306
New York	0	1,370	0	1,370
U.S. Government Agencies	0	103,723	0	103,723
Non-Agency Mortgage-Backed Securities	0	39,744	0	39,744
Asset-Backed Securities	0	19,667	0	19,667
Sovereign Issues	0	15,329	0	15,329
Short-Term Instruments
Commercial Paper	0	1,300	0	1,300
Repurchase Agreements	0	1,681	0	1,681
Israel Treasury Bills	0	11,212	0	11,212
Japan Treasury Bills	0	30,695	0	30,695
U.S. Treasury Bills	0	46,984	0	46,984
U.S. Treasury Cash Management Bills	0	6,888	0	6,888

Total Investments	$0	$490,075	$0	$490,075

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(23,252)	$0	$(23,252)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	16	78	0	94
Over the counter	0	1,869	0	1,869

	$16	$1,947	$0	$1,963

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(95)	(428)	0	(523)
Over the counter	0	(1,706)	0	(1,706)

	$(95)	$(2,134)	$0	$(2,229)

Total Financial Derivative Instruments	$(79)	$(187)	$0	$(266)

Totals	$(79)	$466,636	$0	$466,557

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

38	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Short Asset Investment Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.0%

CORPORATE BONDS & NOTES 56.3%

BANKING & FINANCE 35.7%

AerCap Ireland Capital DAC
3.300% due 01/23/2023	$2,400	$2,408
4.625% due 07/01/2022	5,545	5,576

Air Lease Corp.
2.750% due 01/15/2023	3,000	3,010

Ally Financial, Inc.
4.625% due 05/19/2022	5,448	5,469

American Express Co.
1.100% (US0003M + 0.620%) due 05/20/2022 ~	1,200	1,200

American Tower Corp.
3.000% due 06/15/2023	3,000	3,011
3.500% due 01/31/2023	4,000	4,039

Athene Global Funding
2.192% (US0003M + 1.230%) due 07/01/2022 ~	44,340	44,420

Banco Santander SA
1.554% (US0003M + 1.090%) due 02/23/2023 ~	6,730	6,770

Bank of America Corp.
1.259% (US0003M + 1.000%) due 04/24/2023 ~	1,500	1,500
2.816% due 07/21/2023 •	31,200	31,230
2.881% due 04/24/2023 •	315	315

Bank of Nova Scotia
1.228% (SOFRINDX + 0.960%) due 03/11/2024 ~	19,750	19,838

Cantor Fitzgerald LP
6.500% due 06/17/2022	2,100	2,118

Citigroup, Inc.
1.218% (US0003M + 0.960%) due 04/25/2022 ~	30,000	30,003
2.700% due 10/27/2022	3,900	3,922
2.876% due 07/24/2023 •	2,209	2,212

CK Hutchison International Ltd.
2.750% due 03/29/2023	200	201
2.875% due 04/05/2022	18,166	18,168

Credit Suisse AG
0.556% (SOFRINDX + 0.380%) due 08/09/2023 ~	42,700	42,556

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022	1,195	1,208

Daiwa Securities Group, Inc.
3.129% due 04/19/2022	1,200	1,201

Danske Bank AS
1.171% due 12/08/2023 •	6,777	6,692
1.863% (US0003M + 1.060%) due 09/12/2023 ~	34,300	34,390

DBS Group Holdings Ltd.
0.878% (US0003M + 0.620%) due 07/25/2022 ~	24,000	24,031

Deutsche Bank AG
0.672% due 11/08/2023 •	8,000	7,951
1.649% (US0003M + 1.190%) due 11/16/2022 ~	830	832
3.300% due 11/16/2022	25,500	25,680
3.950% due 02/27/2023	6,700	6,768

Discover Financial Services
3.850% due 11/21/2022	720	729

First Abu Dhabi Bank PJSC
1.189% (US0003M + 0.950%) due 04/16/2022 ~	26,400	26,420

First American Financial Corp.
4.300% due 02/01/2023	4,000	4,057

GA Global Funding Trust
1.000% due 04/08/2024	15,400	14,754

General Motors Financial Co., Inc.
2.306% (US0003M + 1.310%) due 06/30/2022 ~	12,648	12,674
3.150% due 06/30/2022	4,318	4,329

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.450% due 04/10/2022	$1,410	$1,410
3.550% due 07/08/2022	2,020	2,031

Goldman Sachs Group, Inc.
1.214% (US0003M + 0.750%) due 02/23/2023 ~	5,786	5,798
1.648% (SOFRRATE + 1.390%) due 03/15/2024 ~	700	705
2.905% due 07/24/2023 •	20,344	20,370
2.908% due 06/05/2023 •	14,780	14,796

Hana Bank
1.067% (US0003M + 0.800%) due 07/26/2023 ~	4,000	4,021
1.603% (US0003M + 0.800%) due 03/13/2023 ~	9,680	9,718
1.667% (US0003M + 0.700%) due 10/02/2022 ~	5,400	5,410
1.678% (US0003M + 0.875%) due 09/14/2022 ~	2,200	2,205

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022	9,705	9,712

HSBC Holdings PLC
3.600% due 05/25/2023	5,419	5,483

Hutchison Whampoa International Ltd.
3.250% due 11/08/2022	4,800	4,827

Hyundai Capital Services, Inc.
3.000% due 08/29/2022	10,483	10,514

International Bank for Reconstruction & Development
0.650% due 02/10/2026	50,000	46,381

International Lease Finance Corp.
5.875% due 08/15/2022	8,340	8,444

JPMorgan Chase & Co.
0.845% (SOFRRATE + 0.580%) due 03/16/2024 ~	8,000	7,978
2.776% due 04/25/2023 •	32,044	32,052
3.207% due 04/01/2023 •	2,750	2,751

Kookmin Bank
0.994% (US0003M + 0.780%) due 04/03/2023 ~	8,400	8,441

KSA Sukuk Ltd.
2.894% due 04/20/2022	59,000	59,032

Lloyds Banking Group PLC
1.326% due 06/15/2023 •	3,085	3,078
2.907% due 11/07/2023 •	30,000	30,051

Mitsubishi HC Capital, Inc.
2.652% due 09/19/2022	3,100	3,109

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022	40,900	41,065

Mitsui Fudosan Co. Ltd.
2.950% due 01/23/2023	4,000	4,012

Mizuho Financial Group, Inc.
1.081% (US0003M + 0.840%) due 07/16/2023 ~	44,300	44,356

Morgan Stanley
1.659% (US0003M + 1.400%) due 10/24/2023 ~	18,413	18,516

MUFG Union Bank NA
0.963% (SOFRRATE + 0.710%) due 12/09/2022 ~	5,650	5,661

Nationwide Building Society
2.000% due 01/27/2023	10,000	9,985
3.622% due 04/26/2023 •	11,906	11,908

Natwest Group PLC
1.976% (US0003M + 1.470%) due 05/15/2023 ~	2,000	2,002

NatWest Markets PLC
1.932% (US0003M + 1.400%) due 09/29/2022 ~	45,000	45,148

Nissan Motor Acceptance Co. LLC
0.894% (US0003M + 0.650%) due 07/13/2022 ~	4,773	4,768
2.600% due 09/28/2022	30,016	30,021
2.650% due 07/13/2022	800	801

NongHyup Bank
2.875% due 07/17/2022	7,050	7,056

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NTT Finance Corp.
0.373% due 03/03/2023	$29,700	$29,268

ORIX Corp.
2.900% due 07/18/2022	35,092	35,230

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	15,700	15,804

QNB Finance Ltd.
1.315% (US0003M + 1.000%) due 05/02/2022 ~	9,100	9,103

Santander Holdings USA, Inc.
3.400% due 01/18/2023	26,679	26,850

SL Green Operating Partnership LP
3.250% due 10/15/2022	2,486	2,491

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	15,417	15,441

Standard Chartered PLC
1.319% due 10/14/2023 •	5,000	4,954

Sumitomo Mitsui Financial Group, Inc.
1.018% (US0003M + 0.780%) due 07/12/2022 ~	685	686
1.108% (US0003M + 0.860%) due 07/19/2023 ~	1,000	1,005
2.778% due 10/18/2022	2,700	2,717

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023	31,745	30,912

Synchrony Bank
3.000% due 06/15/2022	11,142	11,162

Synchrony Financial
2.850% due 07/25/2022	2,169	2,175

Toronto-Dominion Bank
1.175% (SOFRRATE + 0.910%) due 03/08/2024 ~	8,000	8,038

UBS AG
0.544% (SOFRRATE + 0.320%) due 06/01/2023 ~	11,000	10,966

UBS Group AG
1.456% (US0003M + 0.950%) due 08/15/2023 ~	1,200	1,202
3.491% due 05/23/2023	31,568	31,615

Woori Bank
1.185% (US0003M + 0.870%) due 02/01/2023 ~	1,500	1,505

		1,164,422

INDUSTRIALS 14.2%

7-Eleven, Inc.
0.625% due 02/10/2023	1,390	1,369

AbbVie, Inc.
2.300% due 11/21/2022	6,065	6,087
2.900% due 11/06/2022	1,000	1,007
3.250% due 10/01/2022	3,000	3,011

Autodesk, Inc.
3.600% due 12/15/2022	4,000	4,032

BAT Capital Corp.
1.386% (US0003M + 0.880%) due 08/15/2022 ~	30,088	30,124
2.764% due 08/15/2022	3,500	3,510

BAT International Finance PLC
3.250% due 06/07/2022	5,106	5,117

Boeing Co.
1.167% due 02/04/2023	36,871	36,594
2.200% due 10/30/2022	13,198	13,209

BP Capital Markets America, Inc.
1.578% (US0003M + 0.650%) due 09/19/2022 ~	2,200	2,201

Broadcom Corp.
2.650% due 01/15/2023	2,008	2,008

CenterPoint Energy Resources Corp.
1.004% (US0003M + 0.500%) due 03/02/2023 ~	6,728	6,709

Charter Communications Operating LLC
1.967% (US0003M + 1.650%) due 02/01/2024 ~	900	918
4.464% due 07/23/2022	39,953	40,102

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	39

Schedule of Investments	PIMCO Short Asset Investment Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cigna Corp.
0.613% due 03/15/2024	$7,800	$7,485

Constellation Brands, Inc.
3.200% due 02/15/2023	13,543	13,682
4.250% due 05/01/2023	1,000	1,019

Daimler Trucks Finance North America LLC
0.765% (SOFRRATE + 0.500%) due 06/14/2023 ~	29,000	28,918

Danone SA
3.000% due 06/15/2022	6,255	6,273

Dell International LLC
5.450% due 06/15/2023	4,000	4,123

DR Horton, Inc.
4.375% due 09/15/2022	1,300	1,307

ERAC USA Finance LLC
3.300% due 10/15/2022	3,355	3,383

General Mills, Inc.
6.410% due 10/15/2022	1,000	1,023

GSK Consumer Healthcare Capital U.S. LLC
1.179% (SOFRRATE + 0.890%) due 03/24/2024 ~	4,500	4,507

Humana, Inc.
2.900% due 12/15/2022	4,500	4,533
3.150% due 12/01/2022	3,000	3,020

Hyundai Capital America
1.150% due 11/10/2022	1,750	1,738
2.375% due 02/10/2023	5,700	5,684
2.850% due 11/01/2022	6,220	6,240
3.000% due 06/20/2022	5,916	5,929
3.100% due 04/05/2022	4,735	4,735

Imperial Brands Finance PLC
3.500% due 02/11/2023	10,050	10,102
3.750% due 07/21/2022	16,768	16,809

Kinder Morgan, Inc.
1.519% (US0003M + 1.280%) due 01/15/2023 ~	2,679	2,695

Komatsu Finance America, Inc.
2.437% due 09/11/2022	8,989	8,993

Leidos, Inc.
2.950% due 05/15/2023	900	903

Magallanes, Inc.
3.528% due 03/15/2024	11,700	11,698

Martin Marietta Materials, Inc.
0.650% due 07/15/2023	7,100	6,935

Marvell Technology, Inc.
4.200% due 06/22/2023	5,821	5,918

Mitsubishi Corp.
2.625% due 07/14/2022	6,200	6,216

Oracle Corp.
2.625% due 02/15/2023	34,459	34,537

Panasonic Corp.
2.536% due 07/19/2022	18,645	18,673

Penske Truck Leasing Co. LP
2.700% due 03/14/2023	1,024	1,029
4.875% due 07/11/2022	10,454	10,547

Ryder System, Inc.
2.875% due 06/01/2022	3,900	3,904

SK Telecom Co. Ltd.
3.750% due 04/16/2023	2,000	2,023

Sky Ltd.
3.125% due 11/26/2022	5,194	5,234

Southern Co.
0.549% (SOFRRATE + 0.370%) due 05/10/2023 ~	600	598

Southwest Airlines Co.
4.750% due 05/04/2023	3,600	3,677

Stellantis NV
5.250% due 04/15/2023	8,147	8,326

Suntory Holdings Ltd.
2.550% due 06/28/2022	2,000	2,003

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	3,000	3,038

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thermo Fisher Scientific, Inc.
0.468% (SOFRINDX + 0.350%) due 04/18/2023 ~	$29,700	$29,685

Time Warner Entertainment Co. LP
8.375% due 03/15/2023	4,400	4,635

Verisk Analytics, Inc.
4.125% due 09/12/2022	2,719	2,746

Volkswagen Group of America Finance LLC
0.750% due 11/23/2022	419	416
2.900% due 05/13/2022	1,300	1,302

		462,239

UTILITIES 6.4%

AT&T, Inc.
0.911% (SOFRRATE + 0.640%) due 03/25/2024 ~	17,600	17,600
1.285% (US0003M + 0.890%) due 02/15/2023 ~	5,372	5,395

Atmos Energy Corp.
1.023% (US0003M + 0.380%) due 03/09/2023 ~	37,800	37,756

BP Capital Markets PLC
1.578% (US0003M + 0.650%) due 09/19/2022 ~	175	175

Dominion Energy, Inc.
1.356% (US0003M + 0.530%) due 09/15/2023 ~	8,475	8,463

Duke Energy Corp.
0.501% (SOFRRATE + 0.250%) due 06/10/2023 ~	13,000	12,963

Engie SA
2.875% due 10/10/2022	10,000	10,040

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022	2,729	2,734

KT Corp.
2.625% due 08/07/2022	6,150	6,154

Mississippi Power Co.
0.571% (SOFRRATE + 0.300%) due 06/28/2024 ~	5,000	4,957

NextEra Energy Capital Holdings, Inc.
0.561% (SOFRINDX + 0.400%) due 11/03/2023 ~	37,000	36,857
0.750% (US0003M + 0.270%) due 02/22/2023 ~	2,700	2,691

Oklahoma Gas & Electric Co.
0.553% due 05/26/2023	4,500	4,405

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~	28,600	28,611
1.750% due 06/16/2022	16,000	15,983
2.365% (US0003M + 1.480%) due 06/16/2022 ~	1,300	1,300

Southern California Edison Co.
0.910% (SOFRRATE + 0.640%) due 04/03/2023 ~	15,000	14,997

		211,081

Total Corporate Bonds & Notes (Cost $1,848,672)		1,837,742

U.S. GOVERNMENT AGENCIES 12.6%

Fannie Mae
0.456% due 11/25/2044 - 09/25/2055 •	21,081	21,098
0.506% due 09/25/2049 •	6,942	6,946
0.556% due 08/25/2050 •	3,567	3,565
0.757% due 04/25/2036 - 06/25/2042 •	1,273	1,270
0.807% due 07/25/2036 - 06/25/2043 •	209	209
0.857% due 02/25/2042 ~	387	388
0.875% due 12/18/2026	35,000	32,237

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.906% due 05/25/2050 •	$8,215	$8,238
0.907% due 08/25/2049 •	411	413
0.957% due 02/25/2042 •	263	265
0.977% due 03/25/2042 •	62	62
0.997% due 07/25/2037 •	56	57
1.007% due 10/25/2041 •	96	97
2.033% due 05/01/2038 •	3,484	3,637

Federal Home Loan Bank
0.680% due 02/24/2026	10,800	10,009
0.750% due 02/24/2026 (b)	83,700	80,314
0.790% due 02/25/2026	9,500	8,929
0.960% due 03/05/2026 (b)	82,000	76,963
1.110% due 07/27/2026	6,667	6,230

Freddie Mac
0.426% due 05/15/2038 •	806	806
0.436% due 05/15/2041 •	888	890
0.446% due 06/15/2040 •	1,751	1,752
0.456% due 10/15/2037 •	8,932	8,874
0.697% due 04/15/2037 •	296	296
0.727% due 07/15/2037 •	302	302
0.797% due 03/15/2040 - 11/15/2043 •	478	479
0.800% due 10/28/2026	30,000	27,626
0.847% due 06/15/2049 •	3,228	3,241
0.897% due 08/15/2041 •	11	11
0.917% due 12/15/2041 •	322	325
0.947% due 09/15/2037 - 11/15/2041 •	501	506
0.977% due 07/15/2037 •	419	424
0.997% due 11/15/2037 •	64	65
1.000% due 09/15/2044 - 11/25/2050	31,301	29,033
1.347% due 01/15/2032 •	175	179
1.397% due 01/15/2039 •	41	42
1.731% due 05/15/2033 •	129	133

Ginnie Mae
0.306% due 06/20/2066 ~	47	46
0.450% due 06/20/2051 •	41,160	39,135
0.506% due 01/20/2068 •	125	124
0.576% due 08/20/2065 •	709	707
0.606% due 12/20/2060 •	200	199
0.606% due 07/20/2064 ~	39	38
0.651% due 07/20/2043 •	496	497
0.676% due 04/20/2062 •	417	416
0.759% due 04/20/2037 •	728	729
0.786% due 08/20/2061 •	27	27
0.806% due 10/20/2065 •	14	14
0.856% due 08/20/2067 •	1,029	1,034
0.876% due 02/20/2066 •	11	11
0.899% due 06/20/2049 •	6,689	6,702
0.909% due 05/20/2049 •	2,011	2,016
1.032% due 09/20/2067 •	1,055	1,058
1.131% due 01/16/2040 •	857	869
1.189% due 02/20/2040 •	669	678
1.199% due 03/20/2040 •	2,011	2,037
1.219% due 04/20/2040 •	1,516	1,535
1.249% due 03/20/2040 •	1,590	1,612
2.257% due 06/20/2071 •	10,105	10,641
2.726% due 09/20/2066 ~	3,710	3,824

Total U.S. Government Agencies (Cost $430,065)		409,860

U.S. TREASURY OBLIGATIONS 11.2%

U.S. Treasury Notes
0.750% due 11/15/2024 (b)(d)	68,400	65,387
1.000% due 12/15/2024 (b)	312,100	299,976

Total U.S. Treasury Obligations (Cost $380,978)		365,363

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.1%

280 Park Avenue Mortgage Trust
1.187% due 09/15/2034 •	890	887

AREIT Trust
1.477% due 07/17/2026 •	5,000	4,991

Arroyo Mortgage Trust
1.175% due 10/25/2048 ~	5,536	5,268

40	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAMLL Commercial Mortgage Securities Trust
1.247% due 09/15/2034 •	$1,000	$989

Barclays Commercial Mortgage Securities Trust
1.397% due 07/15/2037 •	3,100	3,069

Brass PLC
1.159% due 11/16/2066 •	1,328	1,331

BX Commercial Mortgage Trust
1.127% due 10/15/2036 •	19,000	18,560
1.484% due 10/15/2036 •	5,000	4,949

COLT Mortgage Loan Trust
1.397% due 10/25/2066 ~	15,439	14,601

Commercial Mortgage Trust
1.297% due 06/15/2034 •	7,700	7,597
3.421% due 07/10/2048	4,815	4,852
3.611% due 08/10/2049 ~	1,000	1,001
4.254% due 07/10/2045 ~	6,711	6,797

CRSNT Commercial Mortgage Trust
1.220% due 04/15/2036 •	15,000	14,792

CSAIL Commercial Mortgage Trust
3.351% due 04/15/2050	5,751	5,793
3.718% due 08/15/2048	9,396	9,452

Gosforth Funding PLC
0.948% due 08/25/2060 •	717	717

GS Mortgage-Backed Securities Trust
0.899% due 01/25/2052 •	847	831

Hilton USA Trust
2.828% due 11/05/2035	10,000	9,899

InTown Hotel Portfolio Trust
1.497% due 01/15/2033 •	5,200	5,180

J.P. Morgan Chase Commercial Mortgage Securities Trust
1.512% due 11/15/2038 •	12,400	12,192

JPMBB Commercial Mortgage Securities Trust
3.017% due 02/15/2048	1,587	1,586
3.659% due 11/15/2045	901	911

Legacy Mortgage Asset Trust
1.991% due 09/25/2060 ~	2,081	2,072

MFA Trust
1.381% due 04/25/2065 ~	5,839	5,760

Morgan Stanley Bank of America Merrill Lynch Trust
2.918% due 02/15/2046	10,000	10,000

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032 ~	4,000	4,000

OBX Trust
2.305% due 11/25/2061 ~	13,251	12,851

Onslow Bay Mortgage Loan Trust
1.957% due 10/25/2061 ~	13,681	12,923
2.783% due 01/25/2062 þ	14,488	14,303

RESIMAC Premier
1.021% due 07/10/2052 ~	3,109	3,103

Towd Point HE Trust
0.918% due 02/25/2063 ~	4,994	4,912

Towd Point Mortgage Trust
2.250% due 11/25/2061 ~	7,067	6,831

UBS-Barclays Commercial Mortgage Trust
1.142% due 04/10/2046 •	13,115	13,072

Wells Fargo-RBS Commercial Mortgage Trust
3.071% due 03/15/2045	19,461	19,486
3.337% due 06/15/2046	20,400	20,473

Total Non-Agency Mortgage-Backed Securities (Cost $273,282)		266,031

ASSET-BACKED SECURITIES 14.7%

American Money Management Corp. CLO Ltd.
1.218% due 04/14/2029 •	3,682	3,673
1.278% due 07/25/2029 •	500	498
1.316% due 11/10/2030 •	3,000	2,962

AmeriCredit Automobile Receivables Trust
0.420% due 03/18/2024	1,451	1,451

Apex Credit CLO Ltd.
1.918% due 09/20/2029 ~	8,600	8,553

Apidos CLO
1.141% due 07/18/2029 •	10,000	9,913

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.171% due 07/17/2030 •	$5,200	$5,194

Ares CLO Ltd.
1.111% due 01/15/2029 •	1,042	1,034

ARI Fleet Lease Trust
0.877% due 11/15/2027 •	1,585	1,586

BHG Securitization Trust
0.900% due 10/17/2034	5,465	5,323

Carlyle Global Market Strategies CLO Ltd.
1.409% due 08/14/2030 •	23,000	23,007

Catamaran CLO Ltd.
1.359% due 04/22/2030 •	16,515	16,449

Chesapeake Funding LLC
0.870% due 08/15/2032	4,373	4,339
1.047% due 08/15/2032 ~	5,466	5,468
2.940% due 04/15/2031	3,179	3,182

CIFC Funding Ltd.
1.209% due 10/24/2030 •	500	497

Crestline Denali CLO Ltd.
1.284% due 04/20/2030 •	15,000	14,985

Dell Equipment Finance Trust
0.470% due 10/24/2022	1,126	1,125
1.217% due 03/22/2023	10,000	9,998

Enterprise Fleet Financing LLC
2.060% due 05/20/2025	1,237	1,240

Flagship Credit Auto Trust
0.700% due 04/15/2025	3,369	3,356

Ford Credit Floorplan Master Owner Trust
0.997% due 09/15/2024 ~	7,300	7,307

Foursight Capital Automobile Receivables Trust
0.400% due 04/15/2025	7,931	7,864

FREED ABS Trust
0.940% due 03/19/2029	30,391	30,182

GLS Auto Receivables Issuer Trust
0.520% due 02/15/2024	564	564

GoldenTree Loan Opportunities Ltd.
1.409% due 10/29/2029 •	6,426	6,407

KKR CLO Ltd.
1.191% due 07/15/2030 •	27,000	26,690

LCM LP
1.118% due 07/19/2027 ~	4,730	4,701
1.334% due 04/20/2031 •	2,000	1,986

Madison Park Funding Ltd.
0.991% due 04/15/2029 •	3,471	3,456

Master Credit Card Trust
0.939% due 07/21/2024 •	5,125	5,133

MFA Trust
2.363% due 03/25/2060 þ	9,066	8,877

MP CLO Ltd.
1.131% due 10/18/2028 •	6,892	6,858

Navient Private Education Loan Trust
1.597% due 12/15/2028 •	3,943	3,944

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	9,581	9,283
1.580% due 04/15/2070	11,080	10,521
1.690% due 05/15/2069	3,204	3,120
3.130% due 02/15/2068	1,421	1,413

Navient Student Loan Trust
0.807% due 03/25/2067 •	5,506	5,502

Nelnet Student Loan Trust
1.420% due 04/20/2062	3,237	3,031

OSD CLO Ltd.
1.835% due 04/17/2031 •	15,950	15,772

Palmer Square Loan Funding Ltd.
1.054% due 07/20/2029 •	20,253	20,202
1.159% due 10/24/2027 ~	4,865	4,857
1.224% due 04/20/2027 •	4,426	4,412

Pawnee Equipment Receivables
1.100% due 07/15/2027	16,400	15,876

PFS Financing Corp.
0.947% due 04/15/2024 •	6,000	5,998
1.210% due 06/15/2024	10,000	9,994

PHEAA Student Loan Trust
1.407% due 11/25/2065 ~	3,667	3,635

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Race Point CLO Ltd.
1.181% due 10/15/2030 •	$3,100	$3,074

Santander Consumer Auto Receivables Trust
1.370% due 10/15/2024	992	991

Santander Drive Auto Receivables Trust
2.120% due 10/15/2026	14,000	13,998

Saranac CLO Ltd.
1.646% due 08/13/2031 •	1,400	1,395

SLC Student Loan Trust
0.936% due 03/15/2027 •	336	335
0.946% due 06/15/2029 •	5,115	5,093

SLM Private Credit Student Loan Trust
1.136% due 12/15/2038 •	2,199	2,154
1.156% due 03/15/2024 ~	513	511

SLM Student Loan Trust
0.398% due 10/25/2028 •	1,606	1,600
1.296% due 12/15/2027 •	686	685
1.376% due 12/15/2025 •	716	714

SoFi Professional Loan Program LLC
1.307% due 07/25/2039 •	62	62

Sound Point CLO Ltd.
1.159% due 01/23/2029 •	25,720	25,740
1.249% due 01/23/2029 •	3,312	3,304

TCI-Symphony CLO Ltd.
1.264% due 10/13/2032 •	800	793

TCW CLO Ltd.
1.228% due 04/25/2031 •	2,000	1,981

Tesla Auto Lease Trust
0.550% due 05/22/2023	604	604

Towd Point Mortgage Trust
1.457% due 05/25/2058 •	1,353	1,354
3.750% due 05/25/2058 ~	15,454	15,461

Trinitas CLO Ltd.
1.288% due 10/25/2028 •	1,042	1,043

Upstart Securitization Trust
2.322% due 04/22/2030	21	21

Venture CLO Ltd.
1.121% due 04/15/2027 •	4,980	4,979
1.244% due 07/20/2030 •	2,900	2,870
1.496% due 09/07/2030 •	15,000	14,994

Vibrant CLO Ltd.
1.878% due 06/20/2029 •	3,785	3,782

Wellfleet CLO Ltd.
1.144% due 04/20/2029 •	17,984	17,985

Westlake Automobile Receivables Trust
0.560% due 05/15/2024	4,352	4,342

World Omni Select Auto Trust
0.470% due 06/17/2024	142	142

Total Asset-Backed Securities (Cost $486,026)		481,425

SOVEREIGN ISSUES 0.9%

Export-Import Bank of India
1.480% (US0003M + 1.000%) due 08/21/2022 ~	1,000	1,003

Korea Development Bank
0.838% (US0003M + 0.350%) due 02/18/2023 ~	4,800	4,806
1.691% (US0003M + 1.450%) due 04/16/2023 ~	3,000	3,039

Korea Expressway Corp.
0.898% (US0003M + 0.640%) due 07/25/2022 ~	11,400	11,374
1.098% (US0003M + 0.600%) due 11/25/2022 ~	2,000	2,001

Korea National Oil Corp.
1.116% (US0003M + 0.875%) due 07/16/2023 ~	6,400	6,440

Total Sovereign Issues (Cost $28,701)		28,663

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	41

Schedule of Investments	PIMCO Short Asset Investment Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.2%

CERTIFICATES OF DEPOSIT 2.0%

Barclays Bank PLC
1.050% due 02/01/2023	$4,000	$3,968
1.130% due 06/21/2022	30,000	30,015

Sumitomo Mitsui Banking Corp.
0.460% (SOFRRATE + 0.170%) due 09/06/2022 ~	31,000	30,970

		64,953

COMMERCIAL PAPER 3.5%

Crown Castle International Corp.
1.450% due 05/05/2022	5,000	4,995

Dominion Resources, Inc.
0.900% due 04/07/2022	1,800	1,800

Duke Energy Corp.
0.820% due 04/12/2022	5,000	4,999

Entergy Corp.
1.015% due 04/06/2022	4,000	4,000

Marsh & McLennan Cos., Inc.
0.900% due 04/22/2022	10,000	9,995

Parker-Hannifin Corp.
0.620% due 04/22/2022	17,100	17,095
1.350% due 05/16/2022	5,000	4,995

Rogers Communications, Inc.
1.500% due 05/20/2022	34,500	34,450

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VW Credit Canada, Inc.
0.950% due 04/27/2022	$15,000	$14,990
0.975% due 04/26/2022	15,000	14,990

VW Credit, Inc.
1.180% due 05/23/2022	2,000	1,997

		114,306

REPURCHASE AGREEMENTS (a) 0.3%
		10,718

SHORT-TERM NOTES 0.2%

Southern California Edison Co.
0.605% (SOFRINDX + 0.350%) due 06/13/2022 ~	6,000	5,999

MUNICIPAL BONDS & NOTES 0.2%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.237% due 06/01/2022	7,700	7,700

Total Municipal Bonds & Notes (Cost $7,700)		7,700

Total Short-Term Instruments (Cost $203,687)		203,676

Total Investments in Securities (Cost $3,651,411)		3,592,760

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.2%

SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%

PIMCO Short Asset Portfolio	10,667,337	$105,159

PIMCO Short-Term Floating NAV Portfolio III	6,745	65

Total Short-Term Instruments (Cost $107,085)		105,224

Total Investments in Affiliates (Cost $107,085)		105,224

Total Investments 113.2% (Cost $3,758,496)		$3,697,984

Financial Derivative Instruments (c)(f) (0.0)% (Cost or Premiums, net $1,499)		(335)

Other Assets and Liabilities, net (13.2)%		(431,691)

Net Assets 100.0%		$3,265,958

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$10,718	U.S. Treasury Bills 0.000% due 08/04/2022	$(10,932)	$10,718	$10,718

Total Repurchase Agreements						$(10,932)	$10,718	$10,718

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.330%	03/25/2022	04/08/2022	$(57,002)	$(57,006)
	0.330	03/29/2022	04/05/2022	(55,223)	(55,224)
	0.350	03/25/2022	04/01/2022	(20,778)	(20,779)
	0.360	03/31/2022	04/04/2022	(663)	(663)
GRE	0.320	03/29/2022	04/05/2022	(8,032)	(8,033)
JPS	0.250	03/31/2022	04/04/2022	(11,676)	(11,676)
	0.270	03/25/2022	04/01/2022	(145,125)	(145,133)
	0.280	03/29/2022	04/05/2022	(144,188)	(144,191)

Total Reverse Repurchase Agreements					$(442,705)

42	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(133,672)	$0	$(133,672)	$132,456	$(1,216)
FICC	10,718	0	0	10,718	(10,932)	(214)
GRE	0	(8,033)	0	(8,033)	8,030	(3)
JPS	0	(301,000)	0	(301,000)	299,976	(1,024)

Total Borrowings and Other Financing Transactions	$10,718	$(442,705)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$(20,779)	$(55,887)	$0	$0	$(76,666)
U.S. Treasury Obligations	(145,133)	(220,906)	0	0	(366,039)

Total Borrowings	$(165,912)	$(276,793)	$0	$0	$(442,705)

Payable for reverse repurchase agreements					$(442,705)

(b)	Securities with an aggregate market value of $440,462 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(139,517) at a weighted average interest rate of 0.025%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2022	2,134	$ 452,241	$(4,477)	$350	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2022	4,828	$ (553,711)	$14,423	$0	$(679)

Total Futures Contracts				$9,946	$350	$(679)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$3,700	$93	$(25)	$68	$1	$0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	37,800	859	(200)	659	0	(5)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	38,200	547	78	625	0	(2)

Total Swap Agreements					$1,499	$(147)	$1,352	$1	$(7)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	43

Schedule of Investments	PIMCO Short Asset Investment Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$350	$1	$351	$0	$(679)	$(7)	$(686)

(d)

Securities with an aggregate market value of $600 and cash of $9,302 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$350	$350
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$350	$351

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$679	$679
Swap Agreements	0	7	0	0	0	7

	$0	$7	$0	$0	$679	$686

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21,019	$21,019
Swap Agreements	0	(39)	0	0	62	23

	$0	$(39)	$0	$0	$21,081	$21,042

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,754	$2,754
Swap Agreements	0	(146)	0	0	0	(146)

	$0	$(146)	$0	$0	$2,754	$2,608

44	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,164,422	$0	$1,164,422
Industrials	0	462,239	0	462,239
Utilities	0	211,081	0	211,081
U.S. Government Agencies	0	409,860	0	409,860
U.S. Treasury Obligations	0	365,363	0	365,363
Non-Agency Mortgage-Backed Securities	0	266,031	0	266,031
Asset-Backed Securities	0	481,425	0	481,425
Sovereign Issues	0	28,663	0	28,663
Short-Term Instruments
Certificates of Deposit	0	64,953	0	64,953
Commercial Paper	0	114,306	0	114,306
Repurchase Agreements	0	10,718	0	10,718
Short-Term Notes	0	5,999	0	5,999
Municipal Bonds & Notes	0	7,700	0	7,700

	$0	$3,592,760	$0	$3,592,760

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$105,224	$0	$0	$105,224

Total Investments	$105,224	$3,592,760	$0	$3,697,984

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$351	$0	$351

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(686)	$0	$(686)

Total Financial Derivative Instruments	$0	$(335)	$0	$(335)

Totals	$105,224	$3,592,425	$0	$3,697,649

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class M, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. Certain Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class

46	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2022

specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Government Money Market Fund	Daily	Monthly

PIMCO Low Duration Fund II	Daily	Monthly

PIMCO Low Duration ESG Fund	Daily	Monthly

PIMCO Short Asset Investment Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related

ANNUAL REPORT	|	MARCH 31, 2022	47

Notes to Financial Statements	(Cont.)

reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares, except for PIMCO Government Money Market Fund, are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). PIMCO Government Money Market Fund shares are valued as of 5:30 p.m., Eastern Time (or an earlier time if the Fund closes earlier) on each day the NYSE is open for trading. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its

NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

Except for the PIMCO Government Money Market Fund, for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Funds’ investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value

48	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2022

based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

The PIMCO Government Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the

NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The

ANNUAL REPORT	|	MARCH 31, 2022	49

Notes to Financial Statements	(Cont.)

Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive

50	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2022

markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price. The PIMCO Government Money Market Fund is an exception because this Fund values all holdings at amortized cost.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund (except the PIMCO Government Money Market Fund) may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$85,793	$675	$(50,113)	$344	$(1,193)	$35,506	$676	$0

PIMCO Short Asset Investment Fund	375,547	52,023	(320,000)	(573)	(1,838)	105,159	2,022	0

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Notes to Financial Statements	(Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$118	$0	$(100)	$0	$0	$18	$0	$0

PIMCO Short Asset Investment Fund	288,606	2,406,175	(2,694,720)	833	(829)	65	175	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities   (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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Notes to Financial Statements	(Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated sub-custodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

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(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation

(depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the

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Notes to Financial Statements	(Cont.)

contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

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For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit

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Notes to Financial Statements	(Cont.)

instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

High Yield	—	—	X	—

Market	X	X	X	X

Issuer	—	X	X	X

Liquidity	—	X	X	X

Derivatives	—	X	X	X

Equity	—	X	X	—

Mortgage-Related and Other Asset-Backed Securities	—	X	X	X

Foreign (Non-U.S.) Investment	—	—	X	X

Emerging Markets	—	—	X	X

Sovereign Debt	—	—	X	—

Currency	—	—	X	—

Leveraging	—	X	X	X

Management	X	X	X	X

Reverse Repurchase Agreements and Other Borrowings	X	—	—	—

Short Exposure	—	X	X	X

Environmental, Social and Governance Investing	—	—	X	—

LIBOR Transition	—	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other

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Notes to Financial Statements	(Cont.)

circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Reverse Repurchase Agreements and Other Borrowings Risk  is the risk that reverse repurchase agreements or other borrowings may increase a Fund’s overall investment exposure and that the related transaction costs may detract from Fund performance.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Environmental, Social and Governance Investing Risk  is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

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LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders;

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Notes to Financial Statements	(Cont.)

impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

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International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

Fund Name	Investment Advisory Fee	Supervisory and Administrative Fee
	All Classes	Institutional Class	Class M	I-2	I-3		Administrative Class	Class A	Class C
PIMCO Government Money Market Fund	0.12%	0.06%	0.06%	0.16%	N/A		0.06%	0.21%	0.21%
PIMCO Low Duration Fund II	0.25%	0.25%	N/A	N/A	N/A		0.25%	N/A	N/A
PIMCO Low Duration ESG Fund	0.25%	0.25%	N/A	0.35%	0.45%	*(1)	N/A	N/A	N/A
PIMCO Short Asset Investment Fund	0.20%	0.14%	0.14%	0.24%	0.34%	(1)	0.14%	0.24%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares of the Funds (except for the PIMCO Government Money Market Fund), and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares of the Funds (except for the PIMCO Government Money

Market Fund) (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares of the Funds (except for the PIMCO Government Money Market Fund).

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Notes to Financial Statements	(Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	—	0.25%
Class C

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

PIMCO Government Money Market Fund	0.10%(1)

All Other Funds	0.25%

(1)

With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. Effective December 2, 2019, purchases of Class A shares of the PIMCO Short Asset Investment Fund are no longer subject to an initial sales charge or contingent deferred sales charge. However, regular sales charges may apply when Class A shares of the PIMCO Short Asset Investment Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2019, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Short Asset Investment Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO.

64	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2022

The total recoverable amounts to PIMCO (from the Investment Advisory Fee Waiver Agreement and Expense Limitation Agreement combined) at March 31, 2022, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Short Asset Investment Fund	$539	$27	$25	$591

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

To maintain certain net yields for the PIMCO Government Money Market Fund, PIMCO and the Distributor have entered into the Fee and Expense Limitation Agreement, pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the PIMCO Government Money Market Fund’s Supervisory and Administrative Fee, any distribution and/or service (12b-1) fees applicable to a class of such Fund, or the Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the PIMCO Government Money Market Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee and Expense Limitation Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee Fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; ii) exceed the total Reimbursement Amount; iii) include any amounts previously reimbursed to PIMCO; or iv) cause any class of the Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Fund will not reimburse PIMCO or the Distributor for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield. The total recoverable amounts to PIMCO (from the Fee and Expense Limitation Agreement) at March 31, 2022, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Government Money Market Fund	$135	$1,901	$2,229	$4,265

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Government Money Market Fund	$2,229

PIMCO Short Asset Investment Fund	28

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Low Duration Fund II	$7,799	$0

PIMCO Low Duration ESG Fund	5,194	0

PIMCO Short Asset Investment Fund	700,231	277,247

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2022	65

Notes to Financial Statements	(Cont.)

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Low Duration Fund II	$785,116	$767,924	$54,775	$20,921

PIMCO Low Duration ESG Fund	753,166	727,728	112,859	35,606

PIMCO Short Asset Investment Fund	1,744,130	1,786,679	1,754,749	1,779,258

†	A zero balance may reflect actual amounts rounding to less than one thousand.

66	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2022

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Government Money Market Fund				PIMCO Low Duration Fund II

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,935,719	$1,935,718	2,620,997	$2,620,998	13,144	$129,139	11,691	$115,596

Class M	3,681,689	3,681,690	5,731,786	5,731,785	N/A	N/A	N/A	N/A

I-2	18,773	18,773	18,613	18,612	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	329,996	329,996	144,684	144,685	5	49	13	120

Class A	152,467	152,467	272,668	272,668	N/A	N/A	N/A	N/A

Class C	16,791	16,792	98,520	98,520	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	23	23	79	79	88	859	339	3,353

Class M	22	22	59	59	N/A	N/A	N/A	N/A

I-2	1	1	10	10	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	8	8	31	31	0	4	6	61

Class A	27	27	201	201	N/A	N/A	N/A	N/A

Class C	2	2	15	15	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(2,068,365)	(2,068,365)	(2,592,037)	(2,592,037)	(21,235)	(209,018)	(9,346)	(92,442)

Class M	(3,756,217)	(3,756,217)	(5,767,898)	(5,767,898)	N/A	N/A	N/A	N/A

I-2	(18,672)	(18,672)	(69,012)	(69,012)	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	(292,269)	(292,269)	(314,326)	(314,326)	(28)	(274)	(21)	(207)

Class A	(274,541)	(274,541)	(756,372)	(756,372)	N/A	N/A	N/A	N/A

Class C	(96,134)	(96,134)	(70,807)	(70,807)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(370,680)	$(370,679)	(682,789)	$(682,789)	(8,026)	$(79,241)	2,682	$26,481

ANNUAL REPORT	|	MARCH 31, 2022	67

Notes to Financial Statements	(Cont.)

	PIMCO Low Duration ESG Fund				PIMCO Short Asset Investment Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	17,407	$166,964	23,362	$225,904	268,769	$2,681,751	478,233	$4,777,082

Class M	N/A	N/A	N/A	N/A	0	0	0	0

I-2	6,790	65,180	7,138	68,965	18,345	182,700	36,796	366,507

I-3	N/A	N/A	N/A	N/A	2,037	20,292	3,290	32,885

Administrative Class	N/A	N/A	N/A	N/A	7	68	8,424	84,200

Class A	N/A	N/A	N/A	N/A	6,449	64,397	33,217	331,267

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	291	2,784	258	2,495	1,562	15,562	2,448	24,404

Class M	N/A	N/A	N/A	N/A	4	37	6	55

I-2	92	878	114	1,099	94	935	247	2,466

I-3	N/A	N/A	N/A	N/A	3	26	2	19

Administrative Class	N/A	N/A	N/A	N/A	0	4	27	267

Class A	N/A	N/A	N/A	N/A	36	360	188	1,870

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(17,764)	(170,981)	(7,036)	(68,048)	(417,188)	(4,160,218)	(373,035)	(3,723,559)

Class M	N/A	N/A	N/A	N/A	0	0	0	0

I-2	(4,757)	(45,607)	(8,675)	(84,071)	(30,957)	(308,878)	(39,661)	(395,724)

I-3	N/A	N/A	N/A	N/A	(178)	(1,777)	(3,260)	(32,618)

Administrative Class	N/A	N/A	N/A	N/A	(97)	(966)	(16,805)	(167,842)

Class A	N/A	N/A	N/A	N/A	(28,353)	(282,927)	(37,198)	(371,241)

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	2,059	$19,218	15,161	$146,344	(179,467)	$(1,788,634)	92,919	$930,038

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Low Duration Fund II	1	0	23%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax

68	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2022

authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Government Money Market Fund	$11	$0	$0	$(14)	$0	$0	$0	$(3)

PIMCO Low Duration Fund II	300	0	(3,724)	(6)	(14,440)	0	0	(17,870)

PIMCO Low Duration ESG Fund	0	0	(15,971)	(9)	(2,788)	0	0	(18,768)

PIMCO Short Asset Investment Fund	89	0	(61,451)	(99)	(24,078)	0	0	(85,539)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, straddle loss deferrals, and interest accrued on defaulted securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Government Money Market Fund	$0	$0

PIMCO Low Duration Fund II	7,401	7,039

PIMCO Low Duration ESG Fund	787	2,001

PIMCO Short Asset Investment Fund	7,776	16,302

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Government Money Market Fund	$1,352,543	$0	$0	$0

PIMCO Low Duration Fund II	376,688	2,372	(6,075)	(3,703)

PIMCO Low Duration ESG Fund	482,771	5,156	(21,097)	(15,941)

PIMCO Short Asset Investment Fund	3,770,733	15,007	(76,458)	(61,451)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, straddle loss deferrals, and interest accrued on defaulted securities.

ANNUAL REPORT	|	MARCH 31, 2022	69

Notes to Financial Statements	(Cont.)	March 31, 2022

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Government Money Market Fund	$105	$0	$0	$447	$0	$0

PIMCO Low Duration Fund II	909	0	0	3,584	0	0

PIMCO Low Duration ESG Fund	2,850	0	906	3,672	0	0

PIMCO Short Asset Investment Fund	17,767	0	0	29,881	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

70	PIMCO SHORT DURATION STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (four of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2021	71

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BNY	Bank of New York Mellon	GLM	Goldman Sachs Bank USA	MBC	HSBC Bank Plc

BOA	Bank of America N.A.	GRE	NatWest Markets Securities Inc.	MYC	Morgan Stanley Capital Services LLC

BOS	BofA Securities, Inc.	HUS	HSBC Bank USA N.A.	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso

BRL	Brazilian Real	IDR	Indonesian Rupiah	NOK	Norwegian Krone

CAD	Canadian Dollar	ILS	Israeli Shekel	USD (or $)	United States Dollar

EUR	Euro	JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SOFRINDX	Secured Overnight Financing Rate Index

BP0003M	3 Month GBP-LIBOR	MUTKCALM	Tokyo Overnight Average Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

CPI	Consumer Price Index

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation

72	PIMCO SHORT DURATION STRATEGY FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends

PIMCO Government Money Market Fund	0%	0%	$92	$13	$79

PIMCO Low Duration Fund II	0%	0%	909	0	621

PIMCO Low Duration ESG Fund	0%	0%	2,850	0	2,807

PIMCO Short Asset Investment Fund	0%	0%	17,767	0	14,572

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Government Money Market Fund	0%

PIMCO Low Duration Fund II	0%

PIMCO Low Duration ESG Fund	0%

PIMCO Short Asset Investment Fund	0%

ANNUAL REPORT	|	MARCH 31, 2022	73

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

74	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2022	75

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

76	PIMCO SHORT DURATION STRATEGY FUNDS

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

ANNUAL REPORT	|	MARCH 31, 2022	77

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3007AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

StocksPLUS® Funds

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented

2	PIMCO STOCKSPLUS® FUNDS

by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund (each a “Fund” and collectively, the “Funds”).

The Funds may invest in both fixed income instruments and equity and equity-related securities. We believe that such funds have an important role to play in a well-diversified investment portfolio. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of

4	PIMCO STOCKSPLUS® FUNDS

COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

In February 2022, Russia launched an invasion of Ukraine resulting in sanctions imposed upon various Russian entities and persons. A Fund may invest in securities and instruments that are economically tied to Russia. Such investments may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The reductions in liquidity in investments tied to Russia may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments tied to Russia that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares , if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	|	MARCH 31, 2022	5

Important Information About the Funds	(Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	04/27/18	—	01/20/97	01/20/97	12/31/02	Diversified
PIMCO StocksPLUS® Absolute Return Fund	06/28/02	06/28/02	04/30/08	04/27/18	—	07/31/03	07/31/03	—	Diversified
PIMCO StocksPLUS® International Fund (Unhedged)	11/30/06	11/30/06	04/30/08	04/27/18	—	11/30/06	11/30/06	—	Diversified
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	04/27/18	—	10/30/03	10/30/03	—	Diversified
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	Diversified
PIMCO StocksPLUS® Short Fund	07/23/03	07/23/03	01/29/10	04/27/18	—	07/31/06	07/31/06	—	Diversified
PIMCO StocksPLUS® Small Fund	03/31/06	03/31/06	04/30/08	04/27/18	06/30/14	07/31/06	07/31/06	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by The Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or

6	PIMCO STOCKSPLUS® FUNDS

delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	|	MARCH 31, 2022	7

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
I-2 - PSKPX	Class C - PSPCX
I-3 - PSTNX	Class R - PSPRX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	48.4%

Asset-Backed Securities	23.2%

Non-Agency Mortgage-Backed Securities	17.2%

Corporate Bonds & Notes	6.8%

U.S. Treasury Obligations	3.0%

U.S. Government Agencies	1.2%

Sovereign Issues	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	13.81%	15.55%	14.80%	10.87%
PIMCO StocksPLUS® Fund I-2	13.66%	15.43%	14.68%	10.83%
PIMCO StocksPLUS® Fund I-3	13.55%	15.37%	14.62%	10.77%
PIMCO StocksPLUS® Fund Class A	13.38%	15.10%	14.35%	10.41%
PIMCO StocksPLUS® Fund Class A (adjusted)	9.12%	14.22%	13.92%	10.29%
PIMCO StocksPLUS® Fund Class C	12.71%	14.53%	13.78%	9.86%
PIMCO StocksPLUS® Fund Class C (adjusted)	11.74%	14.53%	13.78%	9.86%
PIMCO StocksPLUS® Fund Class R	13.09%	14.82%	14.06%	10.17%
S&P 500 Index	15.65%	15.99%	14.64%	10.54%
Lipper Large-Cap Core Funds Average	12.66%	14.84%	13.35%	9.79%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for the Institutional Class shares, 0.61% for I-2 shares, 0.71% for I-3 shares, 0.91% for Class A shares, 1.41% for Class C shares, and 1.16% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute returns, as the S&P 500 Index returned 15.65%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Long exposure to U.S. inflation breakeven expectations contributed to returns, as inflation expectations increased.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Short exposure to United Kingdom inflation breakeven expectations detracted from returns, as inflation expectations increased.

8	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class - PSPTX	Class A - PTOAX
I-2 - PTOPX	Class C - PSOCX
I-3 - PSPNX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	44.7%

Asset-Backed Securities	20.3%

Corporate Bonds & Notes	11.6%

U.S. Treasury Obligations	10.3%

Non-Agency Mortgage-Backed Securities	8.4%

U.S. Government Agencies	2.9%

Preferred Securities	1.0%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Absolute Return Fund Institutional Class	12.97%	15.60%	15.05%	11.65%
PIMCO StocksPLUS® Absolute Return Fund I-2	12.85%	15.49%	14.93%	11.57%
PIMCO StocksPLUS® Absolute Return Fund I-3	12.92%	15.45%	14.89%	11.51%
PIMCO StocksPLUS® Absolute Return Fund Class A	12.48%	15.14%	14.60%	11.22%
PIMCO StocksPLUS® Absolute Return Fund Class A (adjusted)	8.26%	14.27%	14.16%	11.01%
PIMCO StocksPLUS® Absolute Return Fund Class C	11.68%	14.29%	13.74%	10.39%
PIMCO StocksPLUS® Absolute Return Fund Class C (adjusted)	10.87%	14.29%	13.74%	10.39%
S&P 500 Index	15.65%	15.99%	14.64%	10.16%
Lipper Large-Cap Core Funds Average	12.66%	14.84%	13.35%	9.32%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.65% for the Institutional Class shares, 0.75% for I-2 shares, 0.85% for I-3 shares, 1.05% for Class A shares, and 1.80% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Absolute Return Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute returns, as the S&P 500 Index returned 15.65%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Long exposure to U.S. inflation breakeven expectations contributed to returns, as inflation expectations increased.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Short exposure to United Kingdom inflation breakeven expectations detracted from returns, as inflation expectations increased.

ANNUAL REPORT	|	MARCH 31, 2022	9

PIMCO StocksPLUS® International Fund (Unhedged)

Institutional Class - PSKIX	Class A - PPUAX
I-2 - PPLPX	Class C - PPUCX
I-3 - PSKNX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	41.6%

Asset-Backed Securities	17.6%

U.S. Treasury Obligations	16.1%

Corporate Bonds & Notes	15.5%

U.S. Government Agencies	4.1%

Non-Agency Mortgage-Backed Securities	3.7%

Sovereign Issues	1.2%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (11/30/06)
PIMCO StocksPLUS® International Fund (Unhedged) Institutional Class	(0.73)%	6.48%	6.82%	5.12%
PIMCO StocksPLUS® International Fund (Unhedged) I-2	(0.92)%	6.31%	6.72%	5.02%
PIMCO StocksPLUS® International Fund (Unhedged) I-3	(0.97)%	6.31%	6.65%	4.96%
PIMCO StocksPLUS® International Fund (Unhedged) Class A	(1.20)%	6.05%	6.39%	4.69%
PIMCO StocksPLUS® International Fund (Unhedged) Class A (adjusted)	(4.97)%	5.24%	5.98%	4.43%
PIMCO StocksPLUS® International Fund (Unhedged) Class C	(1.89)%	5.25%	5.60%	3.91%
PIMCO StocksPLUS® International Fund (Unhedged) Class C (adjusted)	(2.62)%	5.25%	5.60%	3.91%
MSCI EAFE Index	1.16%	6.72%	6.27%	3.32%
Lipper International Multi-Cap Core Funds Average	(1.30)%	5.92%	5.78%	2.98%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.65% for Institutional Class shares, 0.75% for I-2 shares, 0.85% for I-3 shares, 1.05% for Class A shares, and 1.80% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Index contributed to absolute returns, as the MSCI EAFE Index returned 1.16%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»

Long exposure to a basket of emerging market currencies including the Mexican peso, Russian ruble, and Indian rupee contributed to returns, as these currencies appreciated relative to the U.S. dollar over the Fund’s holding period.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Short exposure to United Kingdom inflation breakeven expectations detracted from returns, as inflation expectations increased.

10	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
I-2 - PIUHX	Class C - PIPCX
I-3 - PISNX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	41.3%

Asset-Backed Securities	20.5%

U.S. Treasury Obligations	15.5%

Corporate Bonds & Notes	11.4%

Non-Agency Mortgage-Backed Securities	6.6%

U.S. Government Agencies	3.3%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Institutional Class	5.14%	8.53%	10.09%	9.15%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-2	5.14%	8.42%	10.00%	9.06%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-3	5.01%	8.37%	9.93%	9.00%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A	4.73%	8.11%	9.66%	8.71%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A (adjusted)	0.80%	7.28%	9.24%	8.38%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C	4.08%	7.28%	8.84%	7.91%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C (adjusted)	3.12%	7.28%	8.84%	7.91%
MSCI EAFE Hedged USD Index	7.08%	8.32%	9.56%	7.26%
Lipper International Multi-Cap Core Funds Average	(1.30)%	5.92%	5.78%	5.68%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.78% for the Institutional Class shares, 0.88% for I-2 shares, 0.98% for I-3 shares, 1.18% for Class A shares, and 1.93% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE (USD-Hedged) Index contributed to absolute returns, as the MSCI EAFE (USD-Hedged) Index returned 7.08%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Long exposure to U.S. inflation breakeven expectations contributed to returns, as inflation expectations increased.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Short exposure to United Kingdom inflation breakeven expectations detracted from returns, as inflation expectations increased.

ANNUAL REPORT	|	MARCH 31, 2022	11

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Treasury Obligations	48.2%

Corporate Bonds & Notes	43.6%

U.S. Government Agencies	2.7%

Preferred Securities	1.3%

Loan Participations and Assignments	1.2%

Municipal Bonds & Notes	1.1%

Short-Term Instruments‡	0.1%

Other	1.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	11.04%	19.57%	18.92%	15.86%
S&P 500 Index	15.65%	15.99%	14.64%	10.23%
S&P 500 Index + Bloomberg Long-Term Government/Credit Index — 3 Month LIBOR	12.03%	20.13%	19.42%	16.07%
Lipper Specialty Diversified Equity Funds Average	(0.33)%	13.94%	13.63%	11.01%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.61% for Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmarks, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the “Indexes”) consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection detracted from performance, as the curve flattened.

»	Select duration exposure within emerging market local debt detracted from performance, as yields rose.

»	Underweight exposure and security selection within investment grade corporate debt contributed to performance, as spreads widened.

»	Out-of-benchmark exposure to below investment grade securities contributed to performance due to carry.

12	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Short Fund

Institutional Class - PSTIX	Class A - PSSAX
I-2 - PSPLX	Class C - PSSCX
I-3 - PSNNX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	40.8%

U.S. Government Agencies	15.9%

Asset-Backed Securities	14.6%

Non-Agency Mortgage-Backed Securities	13.6%

Corporate Bonds & Notes	8.1%

Sovereign Issues	4.9%

U.S. Treasury Obligations	1.5%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® Short Fund Institutional Class	(14.77)%	(13.66)%	(12.11)%	(6.56)%
PIMCO StocksPLUS® Short Fund I-2	(14.80)%	(13.75)%	(12.19)%	(6.64)%
PIMCO StocksPLUS® Short Fund I-3	(14.94)%	(13.81)%	(12.26)%	(6.68)%
PIMCO StocksPLUS® Short Fund Class A	(15.12)%	(14.00)%	(12.45)%	(6.94)%
PIMCO StocksPLUS® Short Fund Class A (adjusted)	(18.31)%	(14.65)%	(12.79)%	(7.13)%
PIMCO StocksPLUS® Short Fund Class C	(15.79)%	(14.65)%	(13.11)%	(7.65)%
PIMCO StocksPLUS® Short Fund Class C (adjusted)	(16.63)%	(14.65)%	(13.11)%	(7.65)%
S&P 500 Index	15.65%	15.99%	14.64%	10.67%
Inverse of S&P 500 Index	(15.16)%	(16.06)%	(14.43)%	(11.54)%
Lipper Dedicated Short-Bias Fund Average	(17.94)%	(27.85)%	(24.64)%	(19.22)%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 07/31/2003.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.72% for the Institutional Class shares, 0.82% for I-2 shares, 0.92% for I-3 shares, 1.12% for Class A shares, and 1.87% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Short Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (“S&P 500”) by investing primarily in short positions with respect to the S&P 500 or specific S&P 500 securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the S&P 500 on a daily basis, subject to certain limitations. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s inverse exposure to equity index derivatives linked to the S&P 500 Index detracted from absolute returns, as the inverse index returned -15.16%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Legacy long exposure to the Argentinian peso contributed to returns, as the carry on the currency more than offset the losses from spot price depreciation.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Short exposure to United Kingdom inflation breakeven expectations detracted from returns, as inflation expectations increased.

ANNUAL REPORT	|	MARCH 31, 2022	13

PIMCO StocksPLUS® Small Fund

Institutional Class - PSCSX	Administrative Class - PCKTX
I-2 - PCKPX	Class A - PCKAX
I-3 - PSNSX	Class C - PCKCX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	45.4%

Asset-Backed Securities	15.8%

U.S. Treasury Obligations	15.8%

Corporate Bonds & Notes	12.1%

Non-Agency Mortgage-Backed Securities	6.1%

U.S. Government Agencies	2.6%

Other	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (03/31/06)
PIMCO StocksPLUS® Small Fund Institutional Class	(7.63)%	9.44%	11.96%	10.60%
PIMCO StocksPLUS® Small Fund I-2	(7.78)%	9.31%	11.84%	10.47%
PIMCO StocksPLUS® Small Fund I-3	(7.82)%	9.25%	11.78%	10.43%
PIMCO StocksPLUS® Small Fund Administrative Class	(7.92)%	9.16%	11.68%	10.32%
PIMCO StocksPLUS® Small Fund Class A	(8.04)%	9.00%	11.52%	10.18%
PIMCO StocksPLUS® Small Fund Class A (adjusted)	(11.48)%	8.17%	11.09%	9.92%
PIMCO StocksPLUS® Small Fund Class C	(8.77)%	8.16%	10.68%	9.33%
PIMCO StocksPLUS® Small Fund Class C (adjusted)	(9.57)%	8.16%	10.68%	9.33%
Russell 2000® Index	(5.79)%	9.74%	11.04%	7.85%
Lipper Small-Cap Core Funds Average	2.16%	9.07%	10.37%	7.61%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.70% for the Institutional Class shares, 0.80% for I-2 shares, 0.90% for I-3 shares, 0.95% for Administrative Class shares, 1.10% for Class A shares, and 1.85% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Small Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the Russell 2000 Index detracted from absolute returns, as the Russell 2000 Index returned -5.79%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»

Long exposure to a basket of emerging market currencies including the Mexican peso, Russian ruble, and Indian rupee contributed to returns, as these currencies appreciated relative to the U.S. dollar over the Fund’s holding period.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Short exposure to United Kingdom inflation breakeven expectations detracted from returns, as inflation expectations increased.

14	PIMCO STOCKSPLUS® FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$1,042.70	$2.60	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	1,041.50	3.10	1,000.00	1,021.89	3.07	0.61
I-3	1,000.00	1,041.40	3.36	1,000.00	1,021.64	3.33	0.66
Class A	1,000.00	1,040.80	4.63	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,037.20	7.16	1,000.00	1,017.90	7.09	1.41
Class R	1,000.00	1,039.30	5.90	1,000.00	1,019.15	5.84	1.16

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class	$1,000.00	$1,035.30	$3.30	$1,000.00	$1,021.69	$3.28	0.65%
I-2	1,000.00	1,034.70	3.80	1,000.00	1,021.19	3.78	0.75
I-3	1,000.00	1,034.60	4.06	1,000.00	1,020.94	4.03	0.80
Class A	1,000.00	1,033.50	5.32	1,000.00	1,019.70	5.29	1.05
Class C	1,000.00	1,029.80	9.11	1,000.00	1,015.96	9.05	1.80

ANNUAL REPORT	|	MARCH 31, 2022	15

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class	$1,000.00	$946.20	$3.15	$1,000.00	$1,021.69	$3.28	0.65%
I-2	1,000.00	944.90	3.64	1,000.00	1,021.19	3.78	0.75
I-3	1,000.00	944.00	3.88	1,000.00	1,020.94	4.03	0.80
Class A	1,000.00	944.30	5.09	1,000.00	1,019.70	5.29	1.05
Class C	1,000.00	940.70	8.71	1,000.00	1,015.96	9.05	1.80

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$987.90	$3.77	$1,000.00	$1,021.14	$3.83	0.76%
I-2	1,000.00	987.50	4.26	1,000.00	1,020.64	4.33	0.86
I-3	1,000.00	987.20	4.51	1,000.00	1,020.39	4.58	0.91
Class A	1,000.00	985.90	5.74	1,000.00	1,019.15	5.84	1.16
Class C	1,000.00	982.20	9.44	1,000.00	1,015.41	9.60	1.91

PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$955.00	$2.97	$1,000.00	$1,021.89	$3.07	0.61%

PIMCO StocksPLUS® Short Fund
Institutional Class	$1,000.00	$920.80	$3.06	$1,000.00	$1,021.74	$3.23	0.64%
I-2	1,000.00	920.60	3.54	1,000.00	1,021.24	3.73	0.74
I-3	1,000.00	919.20	3.78	1,000.00	1,020.99	3.98	0.79
Class A	1,000.00	919.80	4.98	1,000.00	1,019.75	5.24	1.04
Class C	1,000.00	914.80	8.55	1,000.00	1,016.01	9.00	1.79

PIMCO StocksPLUS® Small Fund
Institutional Class	$1,000.00	$924.10	$3.36	$1,000.00	$1,021.44	$3.53	0.70%
I-2	1,000.00	922.90	3.84	1,000.00	1,020.94	4.03	0.80
I-3	1,000.00	922.70	4.07	1,000.00	1,020.69	4.28	0.85
Administrative Class	1,000.00	922.80	4.55	1,000.00	1,020.19	4.78	0.95
Class A	1,000.00	921.50	5.27	1,000.00	1,019.45	5.54	1.10
Class C	1,000.00	918.00	8.85	1,000.00	1,015.71	9.30	1.85

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO STOCKSPLUS® FUNDS

Benchmark Descriptions

Index*	Benchmark Description

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

MSCI EAFE Hedged USD Index	MSCI EAFE Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index and is considered to be representative of the small cap market in general.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P 500 Index + Bloomberg Long-Term Government/Credit Index — 3 Month LIBOR	S&P 500 Index + Bloomberg Long-Term Government/Credit Index — 3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Bloomberg Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Bloomberg Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in ‘ Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Fund
Institutional Class

03/31/2022	$12.20	$0.05	$1.69	$1.74	$(0.41)	$(1.28)	$0.00	$(1.69)

03/31/2021	8.02	0.05	4.71	4.76	(0.46)	(0.12)	0.00	(0.58)

03/31/2020	10.19	0.23	(0.92)	(0.69)	(0.57)	(0.91)	0.00	(1.48)

03/31/2019	11.23	0.25	0.64	0.89	(0.30)	(1.63)	0.00	(1.93)

03/31/2018	10.03	0.14	1.25	1.39	(0.19)	0.00	0.00	(0.19)
I-2

03/31/2022	12.16	0.04	1.67	1.71	(0.39)	(1.28)	0.00	(1.67)

03/31/2021	7.99	0.05	4.69	4.74	(0.45)	(0.12)	0.00	(0.57)

03/31/2020	10.16	0.22	(0.92)	(0.70)	(0.56)	(0.91)	0.00	(1.47)

03/31/2019	11.20	0.24	0.63	0.87	(0.28)	(1.63)	0.00	(1.91)

03/31/2018	10.01	0.14	1.23	1.37	(0.18)	0.00	0.00	(0.18)
I-3

03/31/2022	12.14	0.03	1.67	1.70	(0.39)	(1.28)	0.00	(1.67)

03/31/2021	7.98	0.03	4.70	4.73	(0.45)	(0.12)	0.00	(0.57)

03/31/2020	10.14	0.19	(0.89)	(0.70)	(0.55)	(0.91)	0.00	(1.46)

04/27/2018 - 03/31/2019	11.34	0.21	0.51	0.72	(0.29)	(1.63)	0.00	(1.92)
Class A

03/31/2022	10.92	(0.00)	1.52	1.52	(0.37)	(1.28)	0.00	(1.65)

03/31/2021	7.23	0.01	4.23	4.24	(0.43)	(0.12)	0.00	(0.55)

03/31/2020	9.32	0.17	(0.82)	(0.65)	(0.53)	(0.91)	0.00	(1.44)

03/31/2019	10.44	0.19	0.58	0.77	(0.26)	(1.63)	0.00	(1.89)

03/31/2018	9.34	0.09	1.16	1.25	(0.15)	0.00	0.00	(0.15)
Class C

03/31/2022	10.09	(0.06)	1.40	1.34	(0.32)	(1.28)	0.00	(1.60)

03/31/2021	6.71	(0.03)	3.91	3.88	(0.38)	(0.12)	0.00	(0.50)

03/31/2020	8.74	0.12	(0.74)	(0.62)	(0.50)	(0.91)	0.00	(1.41)

03/31/2019	9.92	0.13	0.54	0.67	(0.22)	(1.63)	0.00	(1.85)

03/31/2018	8.88	0.04	1.11	1.15	(0.11)	0.00	0.00	(0.11)
Class R

03/31/2022	11.38	(0.03)	1.58	1.55	(0.34)	(1.28)	0.00	(1.62)

03/31/2021	7.52	(0.01)	4.39	4.38	(0.40)	(0.12)	0.00	(0.52)

03/31/2020	9.64	0.15	(0.85)	(0.70)	(0.51)	(0.91)	0.00	(1.42)

03/31/2019	10.74	0.17	0.60	0.77	(0.24)	(1.63)	0.00	(1.87)

03/31/2018	9.60	0.07	1.20	1.27	(0.13)	0.00	0.00	(0.13)

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class

03/31/2022	$13.03	$0.15	$1.65	$1.80	$(1.10)	$(2.59)	$0.00	$(3.69)

03/31/2021	8.35	0.13	5.28	5.41	(0.61)	(0.12)	0.00	(0.73)

03/31/2020	10.34	0.26	(1.29)	(1.03)	(0.58)	(0.28)	(0.10)	(0.96)

03/31/2019	10.62	0.25	0.59	0.84	(0.22)	(0.90)	0.00	(1.12)

03/31/2018	10.92	0.20	1.39	1.59	(0.30)	(1.59)	0.00	(1.89)
I-2

03/31/2022	12.82	0.13	1.63	1.76	(1.09)	(2.59)	0.00	(3.68)

03/31/2021	8.23	0.12	5.19	5.31	(0.60)	(0.12)	0.00	(0.72)

03/31/2020	10.20	0.24	(1.26)	(1.02)	(0.57)	(0.28)	(0.10)	(0.95)

03/31/2019	10.49	0.24	0.58	0.82	(0.21)	(0.90)	0.00	(1.11)

03/31/2018	10.81	0.19	1.37	1.56	(0.29)	(1.59)	0.00	(1.88)
I-3

03/31/2022	12.82	0.12	1.64	1.76	(1.07)	(2.59)	0.00	(3.66)

03/31/2021	8.22	0.12	5.18	5.30	(0.58)	(0.12)	0.00	(0.70)

03/31/2020	10.19	0.24	(1.26)	(1.02)	(0.57)	(0.28)	(0.10)	(0.95)

04/27/2018 - 03/31/2019	10.64	0.21	0.46	0.67	(0.22)	(0.90)	0.00	(1.12)
Class A

03/31/2022	12.74	0.09	1.61	1.70	(1.05)	(2.59)	0.00	(3.64)

03/31/2021	8.18	0.09	5.16	5.25	(0.57)	(0.12)	0.00	(0.69)

03/31/2020	10.14	0.22	(1.26)	(1.04)	(0.54)	(0.28)	(0.10)	(0.92)

03/31/2019	10.44	0.20	0.58	0.78	(0.18)	(0.90)	0.00	(1.08)

03/31/2018	10.77	0.16	1.36	1.52	(0.26)	(1.59)	0.00	(1.85)

18	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$12.25	13.81%	$1,698,700	0.51%		0.51%		0.50%		0.50%		0.41%	28%

12.20	60.21	852,795	0.51		0.51		0.50		0.50		0.43	211

8.02	(9.13)	316,818	0.56		0.56		0.50		0.50		2.22	223

10.19	9.22	331,519	0.58		0.58		0.50		0.50		2.27	281

11.23	13.85	364,772	0.57		0.57		0.50		0.50		1.32	329

12.20	13.66	101,287	0.61		0.61		0.60		0.60		0.30	28

12.16	60.16	84,275	0.61		0.61		0.60		0.60		0.43	211

7.99	(9.25)	61,521	0.66		0.66		0.60		0.60		2.10	223

10.16	9.10	51,608	0.68		0.68		0.60		0.60		2.15	281

11.20	13.70	67,331	0.67		0.67		0.60		0.60		1.25	329

12.17	13.55	16,071	0.66		0.71		0.65		0.70		0.26	28

12.14	60.07	11,837	0.66		0.71		0.65		0.70		0.32	211

7.98	(9.26)	5,329	0.71		0.76		0.65		0.70		1.86	223

10.14	7.68	160	0.73	*	0.78	*	0.65	*	0.70	*	2.27 *	281

10.79	13.38	413,908	0.91		0.91		0.90		0.90		(0.01)	28

10.92	59.48	390,280	0.91		0.91		0.90		0.90		0.10	211

7.23	(9.44)	233,050	0.96		0.96		0.90		0.90		1.84	223

9.32	8.76	278,434	0.98		0.98		0.90		0.90		1.87	281

10.44	13.42	275,970	0.97		0.97		0.90		0.90		0.93	329

9.83	12.71	76,325	1.41		1.41		1.40		1.40		(0.52)	28

10.09	58.72	82,416	1.41		1.41		1.40		1.40		(0.36)	211

6.71	(9.79)	81,519	1.46		1.46		1.40		1.40		1.35	223

8.74	8.14	106,370	1.48		1.48		1.40		1.40		1.37	281

9.92	12.92	110,665	1.47		1.47		1.40		1.40		0.42	329

11.31	13.09	59,898	1.16		1.16		1.15		1.15		(0.25)	28

11.38	59.07	51,526	1.16		1.16		1.15		1.15		(0.15)	211

7.52	(9.64)	31,657	1.21		1.21		1.15		1.15		1.55	223

9.64	8.48	26,612	1.23		1.23		1.15		1.15		1.64	281

10.74	13.20	18,972	1.22		1.22		1.15		1.15		0.68	329

$11.14	12.97%	$1,129,735	0.65%		0.65%		0.64%		0.64%		1.12%	106%

13.03	65.92	1,085,516	0.65		0.65		0.64		0.64		1.19	363

8.35	(11.50)	881,492	0.72		0.72		0.64		0.64		2.46	438

10.34	8.66	924,639	0.73		0.73		0.64		0.64		2.32	412

10.62	14.53	754,379	0.71		0.71		0.64		0.64		1.80	190

10.90	12.85	452,175	0.75		0.75		0.74		0.74		1.04	106

12.82	65.66	396,293	0.75		0.75		0.74		0.74		1.07	363

8.23	(11.54)	212,277	0.82		0.82		0.74		0.74		2.32	438

10.20	8.57	181,167	0.83		0.83		0.74		0.74		2.24	412

10.49	14.41	189,151	0.81		0.81		0.74		0.74		1.70	190

10.92	12.92	5,376	0.80		0.85		0.79		0.84		0.92	106

12.82	65.57	11,887	0.80		0.85		0.79		0.84		1.19	363

8.22	(11.60)	57,739	0.87		0.92		0.79		0.84		2.30	438

10.19	7.01	62,185	0.88	*	0.93	*	0.79	*	0.84	*	2.17 *	412

10.80	12.48	665,057	1.05		1.05		1.04		1.04		0.73	106

12.74	65.28	611,691	1.05		1.05		1.04		1.04		0.78	363

8.18	(11.78)	387,335	1.12		1.12		1.04		1.04		2.07	438

10.14	8.20	505,655	1.13		1.13		1.04		1.04		1.93	412

10.44	14.06	539,367	1.11		1.11		1.04		1.04		1.42	190

ANNUAL REPORT	|	MARCH 31, 2022	19

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Absolute Return Fund (Cont.)
Class C

03/31/2022	$11.25	$(0.00)	$1.44	$1.44	$(0.99)	$(2.59)	$0.00	$(3.58)

03/31/2021	7.29	0.00	4.58	4.58	(0.50)	(0.12)	0.00	(0.62)

03/31/2020	9.14	0.12	(1.11)	(0.99)	(0.48)	(0.28)	(0.10)	(0.86)

03/31/2019	9.52	0.11	0.53	0.64	(0.12)	(0.90)	0.00	(1.02)

03/31/2018	9.98	0.07	1.26	1.33	(0.20)	(1.59)	0.00	(1.79)

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class

03/31/2022~	$20.43	$0.28	$0.02	$0.30	$(5.24)	$0.00	$0.00	$(5.24)

03/31/2021~	13.53	0.24	6.78	7.02	(0.12)	0.00	0.00	(0.12)

03/31/2020~	16.80	0.39	(3.33)	(2.94)	(0.33)	0.00	0.00	(0.33)

03/31/2019~	20.31	0.45	(1.47)	(1.02)	(0.72)	(1.77)	0.00	(2.49)

03/31/2018~	18.81	0.36	2.55	2.91	(1.14)	(0.27)	0.00	(1.41)
I-2

03/31/2022~	20.46	0.27	(0.01)	0.26	(5.22)	0.00	0.00	(5.22)

03/31/2021~	13.56	0.24	6.78	7.02	(0.12)	0.00	0.00	(0.12)

03/31/2020~	16.83	0.39	(3.36)	(2.97)	(0.30)	0.00	0.00	(0.30)

03/31/2019~	20.37	0.45	(1.50)	(1.05)	(0.72)	(1.77)	0.00	(2.49)

03/31/2018~	18.90	0.36	2.49	2.85	(1.11)	(0.27)	0.00	(1.38)
I-3

03/31/2022~	20.40	0.25	0.00	0.25	(5.22)	0.00	0.00	(5.22)

03/31/2021~	13.53	0.24	6.75	6.99	(0.12)	0.00	0.00	(0.12)

03/31/2020~	16.80	0.39	(3.36)	(2.97)	(0.30)	0.00	0.00	(0.30)

04/27/2018 - 03/31/2019~	20.88	0.39	(1.98)	(1.59)	(0.72)	(1.77)	0.00	(2.49)
Class A

03/31/2022~	19.65	0.20	0.02	0.22	(5.19)	0.00	0.00	(5.19)

03/31/2021~	13.08	0.18	6.51	6.69	(0.12)	0.00	0.00	(0.12)

03/31/2020~	16.23	0.33	(3.21)	(2.88)	(0.27)	0.00	0.00	(0.27)

03/31/2019~	19.74	0.39	(1.44)	(1.05)	(0.69)	(1.77)	0.00	(2.46)

03/31/2018~	18.33	0.27	2.49	2.76	(1.08)	(0.27)	0.00	(1.35)
Class C

03/31/2022~	18.39	0.07	0.04	0.11	(5.10)	0.00	0.00	(5.10)

03/31/2021~	12.33	0.06	6.09	6.15	(0.09)	0.00	0.00	(0.09)

03/31/2020~	15.33	0.21	(3.03)	(2.82)	(0.18)	0.00	0.00	(0.18)

03/31/2019~	18.84	0.24	(1.41)	(1.17)	(0.57)	(1.77)	0.00	(2.34)

03/31/2018~	17.58	0.12	2.37	2.49	(0.96)	(0.27)	0.00	(1.23)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class

03/31/2022	$8.78	$0.15	$0.32	$0.47	$(0.66)	$0.00	$0.00	$(0.66)

03/31/2021	5.90	0.14	2.74	2.88	0.00	0.00	0.00	0.00

03/31/2020	7.75	0.18	(1.20)	(1.02)	(0.63)	(0.20)	0.00	(0.83)

03/31/2019	8.14	0.18	0.20	0.38	(0.31)	(0.46)	0.00	(0.77)

03/31/2018	8.08	0.14	0.48	0.62	(0.56)	0.00	0.00	(0.56)
I-2

03/31/2022	8.67	0.14	0.32	0.46	(0.65)	0.00	0.00	(0.65)

03/31/2021	5.83	0.13	2.71	2.84	0.00	0.00	0.00	0.00

03/31/2020	7.67	0.17	(1.19)	(1.02)	(0.62)	(0.20)	0.00	(0.82)

03/31/2019	8.07	0.17	0.20	0.37	(0.31)	(0.46)	0.00	(0.77)

03/31/2018	8.02	0.13	0.47	0.60	(0.55)	0.00	0.00	(0.55)
I-3

03/31/2022	8.65	0.14	0.31	0.45	(0.65)	0.00	0.00	(0.65)

03/31/2021	5.82	0.12	2.71	2.83	0.00	0.00	0.00	0.00

03/31/2020	7.66	0.16	(1.18)	(1.02)	(0.62)	(0.20)	0.00	(0.82)

04/27/2018 - 03/31/2019	8.45	0.15	(0.16)	(0.01)	(0.32)	(0.46)	0.00	(0.78)

20	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)		Portfolio Turnover Rate

$9.11	11.68%	$132,068	1.80%	1.80%	1.79%	1.79%	(0.02	) %	106%

11.25	63.90	136,038	1.80	1.80	1.79	1.79	0.04		363

7.29	(12.45)	132,958	1.87	1.87	1.79	1.79	1.34		438

9.14	7.47	182,497	1.88	1.88	1.79	1.79	1.18		412

9.52	13.21	181,762	1.86	1.86	1.79	1.79	0.64		190

$15.49	(0.73)%	$295,367	0.65%	0.65%	0.64%	0.64%	1.56%		127%

20.43	52.09	326,828	0.65	0.65	0.64	0.64	1.38		369

13.53	(17.98)	542,871	1.02	1.02	0.64	0.64	2.41		475

16.80	(4.28)	233,401	0.73	0.73	0.64	0.64	2.48		325

20.31	15.47	1,681,740	0.72	0.72	0.64	0.64	1.77		130

15.50	(0.92)	23,463	0.75	0.75	0.74	0.74	1.46		127

20.46	51.91	23,112	0.75	0.75	0.74	0.74	1.34		369

13.56	(17.99)	36,115	1.12	1.12	0.74	0.74	2.35		475

16.83	(4.49)	48,605	0.83	0.83	0.74	0.74	2.48		325

20.37	15.16	60,891	0.82	0.82	0.74	0.74	1.68		130

15.43	(0.97)	3,950	0.80	0.85	0.79	0.84	1.41		127

20.40	51.84	3,027	0.80	0.85	0.79	0.84	1.35		369

13.53	(18.03)	522	1.17	1.22	0.79	0.84	2.28		475

16.80	(6.93)	238	0.88 *	0.93 *	0.79 *	0.84 *	2.45	*	325

14.68	(1.20)	43,859	1.05	1.05	1.04	1.04	1.16		127

19.65	51.27	47,442	1.05	1.05	1.04	1.04	1.07		369

13.08	(18.08)	35,269	1.42	1.42	1.04	1.04	2.04		475

16.23	(4.71)	45,984	1.13	1.13	1.04	1.04	2.17		325

19.74	14.99	63,204	1.12	1.12	1.04	1.04	1.42		130

13.40	(1.96)	2,807	1.80	1.80	1.79	1.79	0.41		127

18.39	50.07	3,830	1.80	1.80	1.79	1.79	0.32		369

12.33	(18.62)	4,434	2.17	2.17	1.79	1.79	1.32		475

15.33	(5.50)	8,948	1.88	1.88	1.79	1.79	1.41		325

18.84	14.08	13,422	1.87	1.87	1.79	1.79	0.63		130

$8.59	5.14%	$964,480	0.76%	0.76%	0.75%	0.75%	1.71%		113%

8.78	48.81	1,120,187	0.78	0.78	0.75	0.75	1.92		288

5.90	(14.98)	1,403,103	1.00	1.00	0.75	0.75	2.29		426

7.75	5.08	1,740,379	0.87	0.87	0.75	0.75	2.25		301

8.14	7.71	1,777,214	0.84	0.84	0.75	0.75	1.71		130

8.48	5.14	615,198	0.86	0.86	0.85	0.85	1.61		113

8.67	48.71	601,962	0.88	0.88	0.85	0.85	1.81		288

5.83	(15.08)	626,849	1.10	1.10	0.85	0.85	2.17		426

7.67	4.91	597,904	0.97	0.97	0.85	0.85	2.15		301

8.07	7.57	541,980	0.94	0.94	0.85	0.85	1.62		130

8.45	5.01	15,417	0.91	0.96	0.90	0.95	1.58		113

8.65	48.63	11,852	0.93	0.98	0.90	0.95	1.75		288

5.82	(15.13)	30,504	1.15	1.20	0.90	0.95	2.07		426

7.66	0.25	25,315	1.02 *	1.07 *	0.90 *	0.95 *	2.09	*	301

ANNUAL REPORT	|	MARCH 31, 2022	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)
Class A

03/31/2022	$8.22	$0.11	$0.30	$0.41	$(0.64)	$0.00	$0.00	$(0.64)

03/31/2021	5.54	0.10	2.58	2.68	0.00	0.00	0.00	0.00

03/31/2020	7.33	0.14	(1.13)	(0.99)	(0.60)	(0.20)	0.00	(0.80)

03/31/2019	7.75	0.14	0.18	0.32	(0.28)	(0.46)	0.00	(0.74)

03/31/2018	7.72	0.11	0.46	0.57	(0.54)	0.00	0.00	(0.54)
Class C

03/31/2022	7.35	0.04	0.28	0.32	(0.60)	0.00	0.00	(0.60)

03/31/2021	5.00	0.05	2.30	2.35	0.00	0.00	0.00	0.00

03/31/2020	6.69	0.08	(1.01)	(0.93)	(0.56)	(0.20)	0.00	(0.76)

03/31/2019	7.14	0.08	0.17	0.25	(0.24)	(0.46)	0.00	(0.70)

03/31/2018	7.18	0.04	0.42	0.46	(0.50)	0.00	0.00	(0.50)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class

03/31/2022	$8.15	$0.23	$0.93	$1.16	$(1.83)	$(0.78)	$0.00	$(2.61)

03/31/2021	6.28	0.23	3.14	3.37	(1.04)	(0.46)	0.00	(1.50)

03/31/2020	6.75	0.23	0.37	0.60	(0.62)	(0.36)	(0.09)	(1.07)

03/31/2019	6.86	0.26	0.47	0.73	(0.64)	(0.20)	0.00	(0.84)

03/31/2018	7.32	0.28	1.08	1.36	(0.53)	(1.29)	0.00	(1.82)

PIMCO StocksPLUS® Short Fund
Institutional Class

03/31/2022	$9.82	$0.34	$(1.79)	$(1.45)	$0.00	$0.00	$0.00	$0.00

03/31/2021+	15.52	0.42	(5.54)	(5.12)	(0.50)	0.00	(0.08)	(0.58)

03/31/2020+	15.52	0.52	(0.50)	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019+	16.94	0.50	(1.62)	(1.12)	(0.30)	0.00	0.00	(0.30)

03/31/2018+	19.08	0.44	(2.24)	(1.80)	(0.34)	0.00	0.00	(0.34)
I-2

03/31/2022	9.80	0.29	(1.74)	(1.45)	0.00	0.00	0.00	0.00

03/31/2021+	15.50	0.42	(5.55)	(5.13)	(0.49)	0.00	(0.08)	(0.57)

03/31/2020+	15.48	0.50	(0.48)	0.02	0.00	0.00	0.00	0.00

03/31/2019+	16.90	0.48	(1.60)	(1.12)	(0.30)	0.00	0.00	(0.30)

03/31/2018+	19.06	0.42	(2.26)	(1.84)	(0.32)	0.00	0.00	(0.32)
I-3

03/31/2022	9.77	0.30	(1.76)	(1.46)	0.00	0.00	0.00	0.00

03/31/2021+	15.44	0.42	(5.52)	(5.10)	(0.49)	0.00	(0.08)	(0.57)

03/31/2020+	15.46	0.48	(0.48)	0.00	(0.02)	0.00	0.00	(0.02)

04/27/2018-03/31/2019+	16.76	0.44	(1.44)	(1.00)	(0.30)	0.00	0.00	(0.30)
Class A

03/31/2022	9.46	0.28	(1.71)	(1.43)	0.00	0.00	0.00	0.00

03/31/2021+	14.98	0.37	(5.35)	(4.98)	(0.46)	0.00	(0.08)	(0.54)

03/31/2020+	15.00	0.44	(0.46)	(0.02)	0.00	0.00	0.00	(0.00)

03/31/2019+	16.40	0.42	(1.56)	(1.14)	(0.26)	0.00	0.00	(0.26)

03/31/2018+	18.50	0.36	(2.18)	(1.82)	(0.28)	0.00	0.00	(0.28)
Class C

03/31/2022	8.93	0.21	(1.62)	(1.41)	0.00	0.00	0.00	0.00

03/31/2021+	14.18	0.27	(5.05)	(4.78)	(0.40)	0.00	(0.07)	(0.47)

03/31/2020+	14.32	0.32	(0.46)	(0.14)	0.00	0.00	0.00	(0.00)

03/31/2019+	15.70	0.30	(1.52)	(1.22)	(0.16)	0.00	0.00	(0.16)

03/31/2018+	17.72	0.22	(2.08)	(1.86)	(0.16)	0.00	0.00	(0.16)

PIMCO StocksPLUS® Small Fund
Institutional Class

03/31/2022	$11.89	$0.13	$(0.90)	$(0.77)	$(1.38)	$(0.07)	$0.00	$(1.45)

03/31/2021	6.47	0.11	6.50	6.61	(1.19)	0.00	0.00	(1.19)

03/31/2020	9.51	0.25	(2.73)	(2.48)	(0.26)	(0.28)	(0.02)	(0.56)

03/31/2019	10.49	0.25	(0.15)	0.10	(0.25)	(0.83)	0.00	(1.08)

03/31/2018	9.87	0.19	1.09	1.28	(0.44)	(0.22)	0.00	(0.66)

22	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.99	4.73%	$357,191	1.16%	1.16%	1.15%	1.15%	1.31%	113%

8.22	48.38	351,950	1.18	1.18	1.15	1.15	1.51	288

5.54	(15.36)	302,069	1.40	1.40	1.15	1.15	1.89	426

7.33	4.55	473,310	1.27	1.27	1.15	1.15	1.85	301

7.75	7.38	551,924	1.24	1.24	1.15	1.15	1.33	130

7.07	4.08	60,498	1.91	1.91	1.90	1.90	0.56	113

7.35	47.00	75,127	1.93	1.93	1.90	1.90	0.76	288

5.00	(15.91)	82,954	2.15	2.15	1.90	1.90	1.16	426

6.69	3.82	126,949	2.02	2.02	1.90	1.90	1.11	301

7.14	6.41	154,331	1.99	1.99	1.90	1.90	0.56	130

$6.70	11.04%	$1,286,592	0.61%	0.61%	0.59%	0.59%	2.85%	38%

8.15	54.20	816,276	0.61	0.61	0.59	0.59	2.75	104

6.28	7.23	660,011	1.01	1.01	0.59	0.59	3.12	197

6.75	13.00	490,363	1.11	1.11	0.59	0.59	3.90	144

6.86	17.80	565,336	0.85	0.85	0.59	0.59	3.64	134

$8.37	(14.77)%	$47,013	0.64%	0.64%	0.64%	0.64%	3.75%	161%

9.82	(33.47)	270,743	0.72	0.72	0.64	0.64	3.52	206

15.52	0.16	694,979	1.09	1.09	0.64	0.64	3.56	382

15.52	(6.71)	1,448,810	0.77	0.77	0.64	0.64	3.12	325

16.94	(9.46)	1,993,725	0.66	0.66	0.64	0.64	2.51	131

8.35	(14.80)	49,110	0.74	0.74	0.74	0.74	3.32	161

9.80	(33.59)	52,490	0.82	0.82	0.74	0.74	3.48	206

15.50	0.18	150,204	1.19	1.19	0.74	0.74	3.45	382

15.48	(6.76)	64,487	0.87	0.87	0.74	0.74	2.95	325

16.90	(9.68)	76,532	0.76	0.76	0.74	0.74	2.40	131

8.31	(14.94)	4,381	0.79	0.84	0.79	0.84	3.46	161

9.77	(33.54)	4,347	0.87	0.92	0.79	0.84	3.61	206

15.44	0.04	7,629	1.24	1.29	0.79	0.84	3.32	382

15.46	(6.09)	1,556	0.92 *	0.97 *	0.79 *	0.84 *	2.91 *	325

8.03	(15.12)	29,123	1.04	1.04	1.04	1.04	3.34	161

9.46	(33.73)	27,958	1.12	1.12	1.04	1.04	3.23	206

14.98	(0.13)	48,840	1.49	1.49	1.04	1.04	3.14	382

15.00	(7.02)	41,707	1.17	1.17	1.04	1.04	2.67	325

16.40	(9.92)	47,017	1.06	1.06	1.04	1.04	2.13	131

7.52	(15.79)	4,948	1.79	1.79	1.79	1.79	2.65	161

8.93	(34.20)	5,897	1.87	1.87	1.79	1.79	2.52	206

14.18	(0.98)	9,558	2.24	2.24	1.79	1.79	2.42	382

14.32	(7.77)	6,721	1.92	1.92	1.79	1.79	1.96	325

15.70	(10.51)	8,246	1.81	1.81	1.79	1.79	1.34	131

$9.67	(7.72)%	$837,675	0.70%	0.70%	0.69%	0.69%	1.17%	90%

11.89	105.22	1,181,348	0.70	0.70	0.69	0.69	1.18	339

6.47	(27.82)	678,711	0.75	0.75	0.69	0.69	2.63	454

9.51	1.42	678,295	0.83	0.83	0.69	0.69	2.35	436

10.49	13.12	630,363	0.79	0.79	0.69	0.69	1.79	136

ANNUAL REPORT	|	MARCH 31, 2022	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Small Fund (Cont.)
I-2

03/31/2022	$11.76	$0.12	$(0.89)	$(0.77)	$(1.38)	$(0.07)	$0.00	$(1.45)

03/31/2021	6.41	0.10	6.44	6.54	(1.19)	0.00	0.00	(1.19)

03/31/2020	9.42	0.23	(2.69)	(2.46)	(0.25)	(0.28)	(0.02)	(0.55)

03/31/2019	10.41	0.23	(0.15)	0.08	(0.24)	(0.83)	0.00	(1.07)

03/31/2018	9.80	0.17	1.09	1.26	(0.43)	(0.22)	0.00	(0.65)
I-3

03/31/2022	11.74	0.12	(0.90)	(0.78)	(1.37)	(0.07)	0.00	(1.44)

03/31/2021	6.40	0.10	6.42	6.52	(1.18)	0.00	0.00	(1.18)

03/31/2020	9.41	0.22	(2.68)	(2.46)	(0.25)	(0.28)	(0.02)	(0.55)

04/27/2018-03/31/2019	10.63	0.21	(0.35)	(0.14)	(0.25)	(0.83)	0.00	(1.08)
Administrative Class

03/31/2022	11.87	0.10	(0.90)	(0.80)	(1.36)	(0.07)	0.00	(1.43)

03/31/2021	6.46	0.09	6.49	6.58	(1.17)	0.00	0.00	(1.17)

03/31/2020	9.50	0.21	(2.71)	(2.50)	(0.24)	(0.28)	(0.02)	(0.54)

03/31/2019	10.49	0.22	(0.16)	0.06	(0.22)	(0.83)	0.00	(1.05)

03/31/2018	9.86	0.16	1.10	1.26	(0.41)	(0.22)	0.00	(0.63)
Class A

03/31/2022	11.54	0.08	(0.87)	(0.79)	(1.35)	(0.07)	0.00	(1.42)

03/31/2021	6.30	0.07	6.33	6.40	(1.16)	0.00	0.00	(1.16)

03/31/2020	9.28	0.21	(2.67)	(2.46)	(0.22)	(0.28)	(0.02)	(0.52)

03/31/2019	10.27	0.20	(0.15)	0.05	(0.21)	(0.83)	0.00	(1.04)

03/31/2018	9.67	0.14	1.08	1.22	(0.40)	(0.22)	0.00	(0.62)
Class C

03/31/2022	10.35	0.00	(0.76)	(0.76)	(1.30)	(0.07)	0.00	(1.37)

03/31/2021	5.73	0.00	5.72	5.72	(1.10)	0.00	0.00	(1.10)

03/31/2020	8.48	0.13	(2.41)	(2.28)	(0.17)	(0.28)	(0.02)	(0.47)

03/31/2019	9.49	0.11	(0.14)	(0.03)	(0.15)	(0.83)	0.00	(0.98)

03/31/2018	8.99	0.06	1.00	1.06	(0.34)	(0.22)	0.00	(0.56)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
~	A one for three reverse share split, effective March 25, 2022, has been retroactively applied. See Note 14 in the Notes to Financial Statements.
+	A one for two reverse share split, effective March 26, 2021, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

24	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)		Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.54	(7.88	) %	$293,999	0.80%		0.80%		0.79%		0.79%		1.09%		90%

11.76	104.97		321,158	0.80		0.80		0.79		0.79		1.06		339

6.41	(27.83)		192,747	0.85		0.85		0.79		0.79		2.52		454

9.42	1.24		217,616	0.93		0.93		0.79		0.79		2.26		436

10.41	13.02		181,517	0.89		0.89		0.79		0.79		1.68		136

9.52	(7.91)		11,876	0.85		0.90		0.84		0.89		1.06		90

11.74	104.86		13,355	0.85		0.90		0.84		0.89		1.02		339

6.40	(27.89)		8,140	0.90		0.95		0.84		0.89		2.43		454

9.41	(0.87)		7,922	0.98	*	1.03	*	0.84	*	0.89	*	2.28	*	436

9.64	(8.02)		4,404	0.95		0.95		0.94		0.94		0.90		90

11.87	104.72		6,029	0.95		0.95		0.94		0.94		0.98		339

6.46	(28.00)		8,702	1.00		1.00		0.94		0.94		2.29		454

9.50	1.09		8,166	1.08		1.08		0.94		0.94		2.10		436

10.49	12.95		7,811	1.04		1.04		0.94		0.94		1.50		136

9.33	(8.13)		408,780	1.10		1.10		1.09		1.09		0.79		90

11.54	104.53		472,314	1.10		1.10		1.09		1.09		0.76		339

6.30	(28.16)		282,255	1.15		1.15		1.09		1.09		2.26		454

9.28	0.97		512,195	1.23		1.23		1.09		1.09		1.95		436

10.27	12.77		491,851	1.19		1.19		1.09		1.09		1.39		136

8.22	(8.77)		58,090	1.85		1.85		1.84		1.84		0.03		90

10.35	102.78		81,026	1.85		1.85		1.84		1.84		0.03		339

5.73	(28.61)		67,632	1.90		1.90		1.84		1.84		1.52		454

8.48	0.18		114,756	1.98		1.98		1.84		1.84		1.20		436

9.49	11.90		122,868	1.94		1.94		1.84		1.84		0.61		136

ANNUAL REPORT	|	MARCH 31, 2022	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Assets:

Investments, at value
Investments in securities*	$2,379,172	$2,370,963	$379,085	$2,015,580	$1,498,979	$144,200	$1,718,385
Investments in Affiliates	26,173	79,079	13,603	99,928	114	181	48,225
Financial Derivative Instruments
Exchange-traded or centrally cleared	504	2,711	411	1,691	111	411	1,904
Over the counter	105,865	131,068	2,113	69,728	9,197	1,035	14,080
Cash	0	1	155	1	22	3	0
Deposits with counterparty	4,751	4,245	2,714	2,266	4,885	1,178	5,461
Foreign currency, at value	350	11,647	1,885	9,273	2,251	285	8,271
Receivable for investments sold	9,282	17,510	3,342	12,938	10,997	1,069	9,479
Receivable for TBA investments sold	0	222,572	37,589	212,156	6,725	12,489	160,664
Receivable for Fund shares sold	921	954	118	1,032	501	3,105	875
Interest and/or dividends receivable	2,551	5,246	971	4,826	10,766	263	4,159
Dividends receivable from Affiliates	22	82	14	89	1	1	50
Reimbursement receivable from PIMCO	1	0	0	1	0	0	1
Other assets	3	11	3	11	0	1	8
Total Assets	2,529,595	2,846,089	442,003	2,429,520	1,544,549	164,221	1,971,562

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$192,994	$0	$0
Payable for sale-buyback transactions	0	0	0	0	4,475	0	0
Payable for short sales	2,936	152,668	27,769	133,161	0	14,363	108,207
Financial Derivative Instruments
Exchange-traded or centrally cleared	13,151	12,510	678	3,735	7,321	131	7,815
Over the counter	9,687	7,546	9,469	69,812	8,694	306	129,759
Payable for investments purchased	4,540	1,717	8,023	1	10,143	3,046	1,276
Payable for investments in Affiliates purchased	22	82	14	89	1	1	50
Payable for TBA investments purchased	0	121,976	23,320	152,230	6,771	11,184	92,061
Deposits from counterparty	129,974	161,896	2,685	54,195	24,409	365	14,586
Payable for Fund shares redeemed	1,890	1,639	384	2,040	2,523	115	1,820
Accrued investment advisory fees	490	768	118	746	371	67	600
Accrued supervisory and administrative fees	569	629	85	603	255	58	427
Accrued distribution fees	34	82	2	38	0	3	38
Accrued servicing fees	113	165	10	86	0	7	99
Total Liabilities	163,406	461,678	72,557	416,736	257,957	29,646	356,738

Net Assets	$2,366,189	$2,384,411	$369,446	$2,012,784	$1,286,592	$134,575	$1,614,824

Net Assets Consist of:

Paid in capital	$2,148,959	$2,268,550	$389,752	$1,884,968	$1,403,572	$4,214,838	$1,533,545
Distributable earnings (accumulated loss)	217,230	115,861	(20,306)	127,816	(116,980)	(4,080,263)	81,279

Net Assets	$2,366,189	$2,384,411	$369,446	$2,012,784	$1,286,592	$134,575	$1,614,824

Cost of investments in securities	$2,405,952	$2,384,833	$380,268	$2,007,783	$1,581,985	$145,034	$1,743,798
Cost of investments in Affiliates	$26,514	$80,422	$13,833	$101,332	$114	$181	$49,040
Cost of foreign currency held	$350	$11,886	$1,941	$9,831	$2,433	$285	$8,493
Proceeds received on short sales	$2,825	$154,847	$28,124	$134,920	$0	$15,201	$109,637
Cost or premiums of financial derivative instruments, net	$2,765	$(8,084)	$(7,069)	$1,824	$15,021	$(440)	$(19,560)

* Includes repurchase agreements of:	$166,557	$513,580	$23,107	$193,840	$960	$31,826	$194,083

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Net Assets:

Institutional Class	$1,698,700	$1,129,735	$295,367	$964,480	$1,286,592	$47,013	$837,675
I-2	101,287	452,175	23,463	615,198	N/A	49,110	293,999
I-3	16,071	5,376	3,950	15,417	N/A	4,381	11,876
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	4,404
Class A	413,908	665,057	43,859	357,191	N/A	29,123	408,780
Class C	76,325	132,068	2,807	60,498	N/A	4,948	58,090
Class R	59,898	N/A	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	138,675	101,409	19,073	112,276	192,054	5,614	86,636
I-2	8,302	41,476	1,514	72,577	N/A	5,881	30,802
I-3	1,320	493	256	1,825	N/A	527	1,247

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	457
Class A	38,368	61,592	2,988	44,709	N/A	3,628	43,806
Class C	7,763	14,498	209	8,559	N/A	658	7,069
Class R	5,297	N/A	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.25	$11.14	$15.49	$8.59	$6.70	$8.37	$9.67
I-2	12.20	10.90	15.50	8.48	N/A	8.35	9.54
I-3	12.17	10.92	15.43	8.45	N/A	8.31	9.52
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	9.64
Class A	10.79	10.80	14.68	7.99	N/A	8.03	9.33
Class C	9.83	9.11	13.40	7.07	N/A	7.52	8.22
Class R	11.31	N/A	N/A	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2022	27

Statements of Operations

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Investment Income:

Interest	$19,783	$40,548	$8,243	$49,930	$39,550	$7,799	$34,200
Dividends	0	1,368	0	0	0	0	1,024
Dividends from Investments in Affiliates	1,359	1,666	264	1,055	262	234	1,381
Total Income	21,142	43,582	8,507	50,985	39,812	8,033	36,605

Expenses:

Investment advisory fees	5,821	9,559	1,501	9,290	4,022	731	8,565
Supervisory and administrative fees	6,791	7,813	1,074	7,507	2,758	578	6,028
Distribution and/or servicing fees - Administrative Class	8	N/A	N/A	N/A	N/A	N/A	16
Distribution and/or servicing fees - Class A	1,052	1,686	118	917	N/A	65	1,162
Distribution and/or servicing fees - Class C	616	1,391	35	692	N/A	52	712
Distribution and/or servicing fees - Class R	296	N/A	N/A	N/A	N/A	N/A	N/A
Trustee fees	11	13	2	12	6	2	11
Interest expense	130	204	20	195	191	7	171
Miscellaneous expense	0	9	3	13	0	1	3
Total Expenses	14,725	20,675	2,753	18,626	6,977	1,436	16,668
Waiver and/or Reimbursement by PIMCO	(7)	(4)	(2)	(8)	0	(2)	(8)
Net Expenses	14,718	20,671	2,751	18,618	6,977	1,434	16,660

Net Investment Income (Loss)	6,424	22,911	5,756	32,367	32,835	6,599	19,945

Net Realized Gain (Loss):

Investments in securities	(391)	10,581	2,175	42,204	(10,042)	11,246	12,907
Investments in Affiliates	(87)	(45)	0	(255)	(200)	(190)	(200)
Exchange-traded or centrally cleared financial derivative instruments	44,977	70,315	(1,108)	(43,910)	5,662	(14,461)	(83,632)
Over the counter financial derivative instruments	193,671	334,604	72,434	427,485	103,822	(45,351)	355,586
Short sales	327	2,101	375	1,656	0	(47)	1,086
Foreign currency	282	789	(257)	6,385	315	(664)	(2,966)

Net Realized Gain (Loss)	238,779	418,345	73,619	433,565	99,557	(49,467)	282,781

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(37,775)	(77,300)	(14,381)	(100,013)	(103,659)	(12,735)	(63,882)
Investments in Affiliates	(845)	(1,526)	(275)	(1,393)	0	13	(935)
Exchange-traded or centrally cleared financial derivative instruments	57,233	(7,042)	(1,746)	15,139	30,026	(1,678)	33,650
Over the counter financial derivative instruments	(2,224)	(70,560)	(62,376)	(269,585)	(13,852)	10,242	(412,912)
Short sales	(148)	(1,199)	(169)	(925)	0	531	(491)
Foreign currency assets and liabilities	(66)	(150)	33	121	(114)	366	316

Net Change in Unrealized Appreciation (Depreciation)	16,175	(157,777)	(78,914)	(356,656)	(87,599)	(3,261)	(444,254)

Net Increase (Decrease) in Net Assets Resulting from Operations	$261,378	$283,479	$461	$109,276	$44,793	$(46,129)	$(141,528)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO StocksPLUS® Fund				PIMCO StocksPLUS® Absolute Return Fund		PIMCO StocksPLUS® International Fund (Unhedged)

(Amounts in thousands†)	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,424		$2,682		$22,911	$21,380	$5,756	$5,953
Net realized gain (loss)	238,779		256,989		418,345	471,988	73,619	44,132
Net change in unrealized appreciation (depreciation)	16,175		220,589		(157,777)	555,758	(78,914)	151,995

Net Increase (Decrease) in Net Assets Resulting from Operations	261,378		480,260		283,479	1,049,126	461	202,080

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(225,812)		(31,434)		(322,763)	(68,445)	(80,761)	(3,568)
I-2	(12,825)		(3,661)		(124,745)	(23,120)	(6,880)	(132)
I-3	(1,886)		(463)		(2,058)	(484)	(1,257)	(8)
Administrative Class	(451	)(b)	(560	)(b)	N/A	N/A	N/A	N/A
Class A	(58,095)		(18,639)		(185,009)	(32,202)	(13,284)	(264)
Class C	(11,829)		(4,965)		(42,632)	(8,952)	(1,070)	(29)
Class R	(7,857)		(2,281)		N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0		0		0	0	0	0
I-2	0		0		0	0	0	0
I-3	0		0		0	0	0	0
Administrative Class	0		0		N/A	N/A	N/A	N/A
Class A	0		0		0	0	0	0
Class C	0		0		0	0	0	0
Class R	0		0		N/A	N/A	N/A	N/A

Total Distributions(a)	(318,755)		(62,003)		(677,207)	(133,203)	(103,252)	(4,001)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	947,606		319,244		536,714	(346,299)	67,998	(413,051)

Total Increase (Decrease) in Net Assets	890,229		737,501		142,986	569,624	(34,793)	(214,972)

Net Assets:

Beginning of year	1,475,960		738,459		2,241,425	1,671,801	404,239	619,211
End of year	$2,366,189		$1,475,960		$2,384,411	$2,241,425	$369,446	$404,239

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b)	Administrative Class Shares liquidated at the close of business on March 18, 2022.

ANNUAL REPORT	|	MARCH 31, 2022	29

Statements of Changes in Net Assets	(Cont.)

	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)		PIMCO StocksPLUS® Long Duration Fund		PIMCO StocksPLUS® Short Fund		PIMCO StocksPLUS® Small Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$32,367	$40,132	$32,835	$24,361	$6,599	$22,558	$19,945	$18,064
Net realized gain (loss)	433,565	(11,906)	99,557	321,952	(49,467)	(172,606)	282,781	574,985
Net change in unrealized appreciation (depreciation)	(356,656)	869,712	(87,599)	3,472	(3,261)	(144,539)	(444,254)	653,239

Net Increase (Decrease) in Net Assets Resulting from Operations	109,276	897,938	44,793	349,785	(46,129)	(294,587)	(141,528)	1,246,288

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(70,007)	0	(354,554)	(153,204)	0	(21,110)	(138,547)	(122,362)
I-2	(45,683)	0	N/A	N/A	0	(4,519)	(42,287)	(30,529)
I-3	(1,233)	0	N/A	N/A	0	(310)	(2,096)	(1,269)
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	(814)	(1,166)
Class A	(27,493)	0	N/A	N/A	0	(1,534)	(60,485)	(45,081)
Class C	(5,590)	0	N/A	N/A	0	(282)	(10,123)	(9,598)
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	0	(3,184)	0	0
I-2	0	0	N/A	N/A	0	(715)	0	0
I-3	0	0	N/A	N/A	0	(46)	0	0
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	0	0
Class A	0	0	N/A	N/A	0	(251)	0	0
Class C	0	0	N/A	N/A	0	(51)	0	0
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(150,006)	0	(354,554)	(153,204)	0	(32,002)	(254,352)	(210,005)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(107,564)	(1,182,339)	780,077	(40,316)	(180,731)	(223,186)	(64,526)	(199,240)

Total Increase (Decrease) in Net Assets	(148,294)	(284,401)	470,316	156,265	(226,860)	(549,775)	(460,406)	837,043

Net Assets:

Beginning of year	2,161,078	2,445,479	816,276	660,011	361,435	911,210	2,075,230	1,238,187
End of year	$2,012,784	$2,161,078	$1,286,592	$816,276	$134,575	$361,435	$1,614,824	$2,075,230

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statement of Cash Flows	PIMCO StocksPLUS® Long Duration Fund

Year Ended March 31, 2022
(Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$44,793

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,112,479)
Proceeds from sales of long-term securities	537,984
(Purchases) Proceeds from sales of short-term portfolio investments, net	(1,822)
(Increase) decrease in deposits with counterparty	(2,832)
(Increase) decrease in receivable for investments sold	62,793
(Increase) decrease in interest and/or dividends receivable	(2,878)
(Increase) decrease in dividends receivable from Affiliates	(1)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	44,242
Proceeds from (Payments on) over the counter financial derivative instruments	105,664
Increase (decrease) in payable for investments purchased	(54,342)
Increase (decrease) in deposits from counterparty	1,449
Increase (decrease) in accrued investment advisory fees	130
Increase (decrease) in accrued supervisory and administrative fees	90
Proceeds from (Payments on) short sales transactions, net	(7,843)
Proceeds from (Payments on) foreign currency transactions	201
Net Realized (Gain) Loss
Investments in securities	10,042
Investments in Affiliates	200
Exchange-traded or centrally cleared financial derivative instruments	(5,662)
Over the counter financial derivative instruments	(103,822)
Foreign currency	(315)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	103,659
Exchange-traded or centrally cleared financial derivative instruments	(30,026)
Over the counter financial derivative instruments	13,852
Foreign currency assets and liabilities	114
Net amortization (accretion) on investments	(697)

Net Cash Provided by (Used for) Operating Activities	(397,506)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	874,085
Payments on shares redeemed	(445,104)
Cash distributions paid*	(3,442)
Proceeds from reverse repurchase agreements	4,587,174
Payments on reverse repurchase agreements	(4,545,543)
Proceeds from sale-buyback transactions	4,913,308
Payments on sale-buyback transactions	(4,985,289)

Net Cash Received from (Used for) Financing Activities	395,189

Net Increase (Decrease) in Cash and Foreign Currency	(2,317)

Cash and Foreign Currency:

Beginning of year	4,590
End of year	$2,273

* Reinvestment of distributions	$351,112

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$171

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year or period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	MARCH 31, 2022	31

Schedule of Investments	PIMCO StocksPLUS® Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.6%

CORPORATE BONDS & NOTES 6.9%

BANKING & FINANCE 4.0%

AerCap Ireland Capital DAC
2.450% due 10/29/2026		$2,600	$2,408

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		400	366

Bank of America Corp.
1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		3,600	3,634

Barclays Bank PLC
7.625% due 11/21/2022 (g)		2,200	2,256

Barclays PLC
4.375% due 01/12/2026		200	204
4.836% due 05/09/2028		300	307
5.200% due 05/12/2026		400	417
7.250% due 03/15/2023 •(f)(g)	GBP	2,200	2,973
7.750% due 09/15/2023 •(f)(g)		$500	519

Citigroup, Inc.
2.876% due 07/24/2023 •		3,100	3,105

Credit Suisse AG
6.500% due 08/08/2023 (g)		4,900	5,036

Credit Suisse Group AG
4.194% due 04/01/2031 •		250	247
7.500% due 07/17/2023 •(f)(g)		800	814
7.500% due 12/11/2023 •(f)(g)		2,300	2,385

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	2,400	2,606
1.625% due 01/20/2027		6,200	6,684
1.750% due 01/17/2028		600	641
3.035% due 05/28/2032 •(h)		$500	450

Ford Motor Credit Co. LLC
1.514% due 02/17/2023	EUR	400	444
1.744% due 07/19/2024		1,000	1,088
2.748% due 06/14/2024	GBP	300	382
2.979% due 08/03/2022		$400	401
3.096% due 05/04/2023		200	200
3.350% due 11/01/2022		500	502
3.375% due 11/13/2025		600	587
3.550% due 10/07/2022		400	401
4.063% due 11/01/2024		200	200
4.140% due 02/15/2023		600	605
5.125% due 06/16/2025		400	408

Goldman Sachs Group, Inc.
2.905% due 07/24/2023 •		11,300	11,314
3.000% due 03/15/2024		5,300	5,296

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022		200	200

HSBC Holdings PLC
1.750% due 07/24/2027 •	GBP	1,600	1,981
2.848% due 06/04/2031 •		$800	741
2.999% due 03/10/2026 •		11,000	10,792
5.250% due 09/16/2022 •(f)(g)	EUR	1,800	2,019
6.250% due 03/23/2023 •(f)(g)		$600	609

Hyundai Capital Services, Inc.
0.750% due 09/15/2023		5,200	5,030

Lloyds Banking Group PLC
3.511% due 03/18/2026 •		3,800	3,784
4.550% due 08/16/2028		700	723
5.125% due 12/27/2024 •(f)(g)	GBP	600	787

Mizuho Financial Group, Inc.
2.721% due 07/16/2023 •		$2,100	2,102

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		100	92
2.650% due 07/13/2022		1,600	1,603
2.750% due 03/09/2028		700	632

Societe Generale SA
3.000% due 01/22/2030		1,100	1,017
4.000% due 01/12/2027		800	793
7.875% due 12/18/2023 •(f)(g)		1,100	1,152

Standard Chartered PLC
0.991% due 01/12/2025 •		1,100	1,052

UBS Group AG
1.364% due 01/30/2027 •		800	736

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
0.625% due 03/25/2030	EUR	900	$901
1.741% due 05/04/2030 •		700	763
2.879% due 10/30/2030 •		$600	571

			94,960

INDUSTRIALS 2.2%

BOC Aviation USA Corp.
1.625% due 04/29/2024		350	336

Broadcom, Inc.
3.187% due 11/15/2036		36	31
3.419% due 04/15/2033		3,200	2,993
3.469% due 04/15/2034		1,250	1,160
4.000% due 04/15/2029 (b)		4,000	3,998
4.150% due 11/15/2030		664	674
4.300% due 11/15/2032		600	610

Charter Communications Operating LLC
4.464% due 07/23/2022		7,300	7,327

Citrix Systems, Inc.
1.250% due 03/01/2026		1,300	1,266

DAE Funding LLC
1.550% due 08/01/2024		1,900	1,796
1.625% due 02/15/2024		2,000	1,916
2.625% due 03/20/2025		600	571
3.375% due 03/20/2028		500	470

Energy Transfer LP
4.250% due 03/15/2023		200	202
5.000% due 10/01/2022		100	101

Expedia Group, Inc.
6.250% due 05/01/2025		300	321

Imperial Brands Finance PLC
3.500% due 02/11/2023		300	302

Magallanes, Inc.
3.428% due 03/15/2024		1,700	1,711
3.638% due 03/15/2025		1,700	1,712
3.755% due 03/15/2027		1,700	1,700

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		6,300	6,220
4.810% due 09/17/2030		600	596

Quanta Services, Inc.
0.950% due 10/01/2024		6,243	5,924

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		900	921
5.625% due 03/01/2025		400	423

Sands China Ltd.
2.550% due 03/08/2027		1,600	1,398
4.375% due 06/18/2030		500	454
5.125% due 08/08/2025		1,800	1,793
5.400% due 08/08/2028		500	493

T-Mobile USA, Inc.
2.250% due 02/15/2026		200	189
2.875% due 02/15/2031		400	361
3.500% due 04/15/2025		3,400	3,426

			51,395

UTILITIES 0.7%

Cleco Power LLC
1.326% (US0003M + 0.500%) due 06/15/2023 ~		6,400	6,399

Enel Finance International NV
1.375% due 07/12/2026		800	736

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~		2,800	2,801
1.700% due 11/15/2023		2,800	2,731
1.750% due 06/16/2022		3,800	3,796

			16,463

Total Corporate Bonds & Notes (Cost $169,370)			162,818

U.S. GOVERNMENT AGENCIES 1.3%

Fannie Mae
0.000% due 08/25/2039 (a)(d)		42	37
0.456% due 05/25/2058 •		672	669

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.577% due 03/25/2034 •	$42	$41
0.707% due 05/25/2037 •	23	23
0.807% due 03/25/2037 - 07/25/2037 •	43	43
0.817% due 03/25/2037 •	24	24
0.837% due 07/25/2037 •	54	54
0.857% due 09/25/2035 ~	129	130
0.902% due 02/25/2037 •	55	55
1.056% due 11/25/2022 •	270	271
1.177% due 06/25/2037 •	136	138
1.207% due 03/25/2038 - 01/25/2040 •	71	72
1.207% due 11/25/2039 ~	71	72
1.277% due 12/25/2039 •	70	71
1.304% due 07/01/2044 •	18	18
1.357% due 07/25/2039 •	36	37
1.815% due 04/01/2035 •	60	61
1.904% due 11/01/2035 •	39	41
2.033% due 05/01/2038 •	181	189
2.071% due 12/01/2033 •	49	49
3.000% due 10/25/2040	680	673
4.012% due 12/01/2036 •	43	46
4.244% due 11/01/2028 •	3	3
4.384% due 11/01/2027 •	3	3
4.466% due 04/01/2028 •	1	1
4.472% due 07/01/2028 •	2	2
4.566% due 11/01/2028 •	3	3
4.956% due 09/01/2034 •	22	23
5.000% due 04/25/2033	126	132
5.645% due 08/01/2029 •	1	1

Freddie Mac
0.546% due 07/15/2040 •	358	360
0.606% due 03/15/2042 •	153	155
0.697% due 02/15/2037 •	4	4
0.727% due 02/15/2037 •	12	12
0.737% due 02/15/2037 •	59	59
0.947% due 07/15/2041 •	718	726
0.997% due 10/15/2037 •	42	43
1.067% due 08/15/2037 •	508	516
1.097% due 08/15/2037 •	968	985
1.107% due 10/15/2037 •	164	167
1.117% due 05/15/2037 - 09/15/2037 •	1,139	1,159
1.147% due 08/15/2036 •	66	67
1.247% due 11/15/2039 •	20	21
1.252% due 01/15/2038 •	242	248
1.979% due 06/01/2035 •	130	136
2.322% due 09/01/2037 •	436	458
4.000% due 11/01/2047	482	498
5.000% due 12/01/2026 - 04/01/2041	66	69
6.000% due 01/01/2029 - 02/01/2034	165	183
6.500% due 10/25/2043	434	471

Ginnie Mae
0.856% due 12/20/2065 •	1,564	1,571
0.876% due 02/20/2066 •	1	1
0.906% due 01/20/2066 •	252	253
1.106% due 01/20/2066 - 03/20/2066 •	4,391	4,435
1.256% due 03/20/2066 ~	273	277
1.625% (H15T1Y + 1.500%) due 08/20/2022 - 08/20/2026 ~	14	14
1.625% due 07/20/2027 •	45	46
1.750% (H15T1Y + 1.500%) due 12/20/2022 - 11/20/2025 ~	12	12
1.750% due 12/20/2027 •	13	13
1.875% (H15T1Y + 1.500%) due 05/20/2026 ~	12	12
1.875% due 04/20/2027 - 04/20/2041 •	994	1,030
2.000% (H15T1Y + 1.500%) due 02/20/2026 - 03/20/2026 ~	24	24
2.000% due 01/20/2028 - 02/20/2028 •	21	22

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	12,282	12,420
8.000% due 03/01/2030 - 08/01/2030	6	6

Total U.S. Government Agencies (Cost $29,040)		29,455

32	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 3.1%

U.S. Treasury Bonds
3.000% due 02/15/2049	$4,000	$4,401
4.375% due 11/15/2039	2,800	3,563

U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2030	2,850	3,025
0.500% due 01/15/2028	10,597	11,342
0.625% due 02/15/2043	122	136
0.750% due 07/15/2028 (k)	3,023	3,308
0.750% due 02/15/2045	3,700	4,252
1.000% due 02/15/2046	1,068	1,301
1.000% due 02/15/2048	456	567
1.000% due 02/15/2049	7,741	9,693
1.375% due 02/15/2044	2,171	2,786

U.S. Treasury Notes
2.000% due 04/30/2024	300	298
2.625% due 12/31/2025	2,000	2,007
2.875% due 09/30/2023 (k)	14,720	14,887
2.875% due 11/30/2023 (k)	1,380	1,395
3.000% due 09/30/2025	4,900	4,976
3.000% due 10/31/2025	5,000	5,080

Total U.S. Treasury Obligations (Cost $72,075)		73,017

NON-AGENCY MORTGAGE-BACKED SECURITIES 17.5%

AREIT Trust
1.300% due 11/17/2024 •	8,800	8,713

Ashford Hospitality Trust
1.297% due 04/15/2035 •	22,894	22,490
1.647% due 04/15/2035 •	7,105	6,964

Austin Fairmont Hotel Trust
1.447% due 09/15/2032 •	3,605	3,570

BAMLL Commercial Mortgage Securities Trust
1.447% due 04/15/2036 •	5,000	4,976
1.747% due 04/15/2036 •	3,700	3,668

Bear Stearns Adjustable Rate Mortgage Trust
2.321% due 01/25/2034 ~	12	12
2.482% due 01/25/2034 ~	174	177
2.512% due 04/25/2033 ~	11	12
2.838% due 02/25/2033 ~	5	5

Bear Stearns ALT-A Trust
2.032% due 01/25/2035 •	1,211	1,206
2.874% due 09/25/2035 ^~	78	57
3.051% due 11/25/2036 ~	3,429	2,460

Bear Stearns Structured Products, Inc. Trust
2.340% due 12/26/2046 ^~	179	153
2.728% due 01/26/2036 ^~	264	227

BMO Mortgage Trust
3.269% due 02/15/2039 ~	5,737	5,589

Braemar Hotels & Resorts Trust
1.217% due 06/15/2035 •	3,200	3,168

BSREP Commercial Mortgage Trust
1.747% due 08/15/2038 ~	12,300	12,076

BWAY Mortgage Trust
1.647% due 09/15/2036 •	5,000	4,949

BX Commercial Mortgage Trust
1.097% due 04/15/2034 •	10,500	10,364

Citigroup Mortgage Loan Trust
2.470% due 05/25/2035 •	32	32

Colony Mortgage Capital Ltd.
1.526% due 11/15/2038 •	5,480	5,407

Commercial Mortgage Trust
3.611% due 08/10/2049 ~	2,700	2,704

Countrywide Alternative Loan Trust
0.817% due 04/25/2046 •	1,966	1,938

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 11/25/2035 ^	817	575

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1
0.420% due 03/25/2032 ~	38	37
4.974% due 06/25/2032 ~	6	6

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~	3,870	3,696

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Trust
1.115% due 01/25/2060 ~		$1,896	$1,751
1.796% due 12/27/2060 ~		2,376	2,271
1.797% due 07/15/2038 •		7,900	7,728
3.850% due 09/25/2057 ~		4,424	4,463

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.697% due 05/25/2036 •		2,797	2,753

Extended Stay America Trust
1.477% due 07/15/2038 •		8,547	8,457
1.777% due 07/15/2038 •		10,734	10,611

Fingal Securities RMBS DAC
0.446% due 07/28/2055 •	EUR	2,822	3,130

GCAT Trust
2.650% due 10/25/2068 ~		$9,198	9,053

GPMT Ltd.
1.718% due 07/16/2035 •		1,634	1,630

GreenPoint Mortgage Funding Trust
0.997% due 11/25/2045 •		137	125

GS Mortgage Securities Corp. Trust
1.497% due 12/15/2036 •		1,150	1,143
1.547% due 08/15/2032 •		8,250	8,166
1.897% due 08/15/2032 •		1,500	1,472
1.897% due 06/15/2038 ~		680	673

GS Mortgage Securities Trust
4.074% due 01/10/2047		4,500	4,559

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~		3,120	3,038

GSR Mortgage Loan Trust
0.807% due 01/25/2034 •		11	10
2.871% due 01/25/2036 ^~		20	21

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	3,002	3,949

Hilton USA Trust
1.597% due 12/15/2034 •		$900	886

Impac CMB Trust
0.997% due 05/25/2035 •		6,225	6,045
1.217% due 10/25/2033 •		3	3

Independence Plaza Trust
3.911% due 07/10/2035		3,300	3,251

J.P. Morgan Chase Commercial Mortgage Securities Trust
1.912% due 11/15/2038 •		8,900	8,740

JP Morgan Chase Commercial Mortgage Securities Trust
1.687% due 06/15/2038 •		7,000	6,838

Legacy Mortgage Asset Trust
1.991% due 09/25/2060 ~		328	326
3.000% due 09/25/2059 ~		2,553	2,524

Lehman Mortgage Trust
0.777% due 08/25/2036 ^~		802	572

Lehman XS Trust
0.817% due 11/25/2035 •		2,867	2,781

LUXE Commercial Mortgage Trust
1.447% due 10/15/2038 •		900	886
1.747% due 11/15/2038 •		10,600	10,395

MASTR Adjustable Rate Mortgages Trust
0.941% due 12/25/2046 •		8,234	7,460

MBRT
1.497% due 11/15/2036 ~		500	496

Merrill Lynch Mortgage Investors Trust
0.877% due 02/25/2036 •		94	92

MHC Trust
1.247% due 05/15/2023 •		2,400	2,357

Morgan Stanley Capital Trust
1.845% due 12/15/2023 •		5,125	5,070
2.450% due 12/15/2036 •		1,800	1,783

New Orleans Hotel Trust
1.386% due 04/15/2032 •		1,900	1,864

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~		2,664	2,604
1.147% due 10/25/2058 ~		381	372
1.353% due 10/25/2058 ~		272	266
2.750% due 11/25/2059 ~		2,458	2,417

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Mortgage Trust
1.670% due 08/25/2061 þ		$11,843	$11,323

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ		871	833

Prima Capital CRE Securitization Ltd.
3.500% due 04/15/2038		6,900	6,982

Prime Mortgage Trust
0.857% due 02/25/2034 •		21	21

RCO Mortgage LLC
1.868% due 05/26/2026 þ		1,896	1,847

Ready Capital Mortgage Financing LLC
1.407% due 07/25/2036 •		6,900	6,788

Ripon Mortgages PLC
1.191% due 08/28/2056 •	GBP	51,800	67,805

SFO Commercial Mortgage Trust
1.897% due 05/15/2038 •		$6,400	6,257

SREIT Trust
1.494% due 10/15/2038 •		9,000	8,751

Starwood Mortgage Residential Trust
2.175% due 05/25/2065 ~		2,564	2,486

Starwood Mortgage Trust
1.447% due 04/15/2034 •		2,500	2,469
1.747% due 04/15/2034 •		5,400	5,329

Structured Adjustable Rate Mortgage Loan Trust
0.777% due 10/25/2035 ~		1,952	1,917
2.841% due 09/25/2035 ~		358	343

Structured Asset Mortgage Investments Trust
0.949% due 07/19/2035 •		158	153
1.017% due 02/25/2036 ^•		182	174
3.967% due 06/25/2029 ~		39	41

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •	GBP	1,209	1,595

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		$7,625	7,546

Trinity Square PLC
0.936% due 07/15/2059 •	GBP	8,757	11,497

TTAN
1.247% due 03/15/2038 •		$2,696	2,661

VASA Trust
1.297% due 07/15/2039 •		4,300	4,214

Verus Securitization Trust
1.020% due 04/25/2064 ~		3,251	3,189
1.277% due 04/25/2064 ~		413	400
1.380% due 04/25/2064 ~		619	599

WaMu Mortgage Pass-Through Certificates Trust
1.037% due 10/25/2045 •		52	51
1.341% due 11/25/2042 •		23	23
1.473% due 02/27/2034 •		138	139
1.541% due 06/25/2042 •		42	41

Wells Fargo Commercial Mortgage Trust
2.501% due 09/15/2031 ~		7,300	6,900
2.696% due 09/15/2031 ~		1,300	1,217

Wells Fargo Mortgage-Backed Securities Trust
2.685% due 04/25/2036 ~		1,736	1,712

Total Non-Agency Mortgage-Backed Securities (Cost $424,753)			413,566

ASSET-BACKED SECURITIES 23.6%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		1,382	1,328

Aames Mortgage Investment Trust
1.372% due 10/25/2035 •		2,200	2,145

ACC Auto Trust
1.080% due 04/15/2027		4,080	4,043

Accunia European CLO DAC
0.950% due 07/15/2030 •	EUR	2,354	2,596

ACE Securities Corp. Home Equity Loan Trust
0.777% due 10/25/2036 •		$3,304	1,647

AFC Home Equity Loan Trust
1.007% due 06/25/2028 •		62	61

Affirm Asset Securitization Trust
1.030% due 08/17/2026		13,900	13,290

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	33

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Money Management Corp. CLO Ltd.
1.111% due 04/17/2029 •		$17,749	$17,739
1.316% due 11/10/2030 •		1,300	1,283
1.641% due 04/17/2029 •		14,000	13,913

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.372% due 01/25/2035 •		985	982

Anchorage Capital CLO Ltd.
1.399% due 07/22/2032 •		2,650	2,635

Apidos CLO
1.171% due 07/17/2030 •		4,500	4,495
1.541% due 07/18/2029 •		10,500	10,503

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	892	982

Arbor Realty Commercial Real Estate Notes Ltd.
1.367% due 12/15/2035 •		$6,700	6,614

Ares CLO Ltd.
1.291% due 01/15/2032 ~		700	695
1.309% due 04/22/2031 •		1,750	1,737

Ares European CLO DAC
0.780% due 10/15/2031 •	EUR	900	988

Argent Securities Trust
0.757% due 06/25/2036 •		$4,369	3,214

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.327% due 06/26/2034 •		1,145	1,138

Asset-Backed Securities Corp. Home Equity Loan Trust
1.282% due 04/25/2034 •		1,253	1,216

Atrium Corp.
1.089% due 04/22/2027 •		4,112	4,089

Avant Loans Funding Trust
1.210% due 07/15/2030		5,000	4,836

Bear Stearns Asset-Backed Securities Trust
0.687% due 11/25/2036 •		815	771
1.432% due 11/25/2034 •		9,723	9,625

Benefit Street Partners CLO Ltd.
1.321% due 07/15/2032 •		12,400	12,307

Birch Grove CLO Ltd.
1.956% due 06/15/2031 •		1,600	1,594

Black Diamond CLO DAC
0.650% due 10/03/2029 •	EUR	162	179
1.264% due 10/03/2029 •		$102	102

Black Diamond CLO Ltd.
0.860% due 01/20/2032 •	EUR	3,900	4,301

BlueMountain Fuji EUR CLO DAC
0.720% due 01/15/2031 •		3,150	3,458
1.050% due 01/15/2031		500	542

BNPP AM Euro CLO DAC
0.600% due 04/15/2031 •		1,150	1,261

BSPRT Issuer Ltd.
1.497% due 03/15/2036 •		$11,200	11,065

Cairn CLO DAC
0.780% due 10/15/2031 •	EUR	600	656

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		750	822

Carlyle Global Market Strategies Euro CLO Ltd.
0.750% due 11/15/2031 •		1,550	1,700

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •		$1,700	1,689

Catamaran CLO Ltd.
1.359% due 04/22/2030 •		2,985	2,973

Chase Funding Trust
1.197% due 10/25/2032 •		68	66

CIFC Funding Ltd.
1.209% due 10/24/2030 •		1,700	1,690

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •		1,371	1,373

Citigroup Mortgage Loan Trust
0.517% due 07/25/2045 •		393	308
0.617% due 12/25/2036 •		918	601
4.331% due 10/25/2037 þ		162	158

Citigroup Mortgage Loan Trust, Inc.
2.107% due 07/25/2037 •		999	1,000

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.597% due 08/25/2037 ^•		$287	$265
0.597% due 06/25/2047 ^•		1,496	1,410
0.657% due 06/25/2047 ^•		368	340
0.737% due 12/25/2046 •		8,216	7,854
0.857% due 08/25/2034 •		482	469
0.997% due 03/25/2036 •		559	528

Countrywide Asset-Backed Certificates Trust
1.552% due 04/25/2036 ^•		8,900	8,801

Credit Suisse First Boston Mortgage Securities Corp.
1.077% due 01/25/2032 •		73	71

Credit-Based Asset Servicing & Securitization LLC
1.507% due 06/25/2035 ~		1,995	1,970

Credit-Based Asset Servicing and Securitization LLC
1.507% due 03/25/2046 •		1,888	1,862

Dryden Euro CLO DAC
0.860% due 05/15/2034 ~	EUR	3,900	4,288

Dryden Senior Loan Fund
1.261% due 04/15/2029 •		$2,786	2,778

Encina Equipment Finance LLC
0.500% due 09/15/2025		662	661
0.740% due 12/15/2026		1,200	1,184

First Franklin Mortgage Loan Trust
0.757% due 08/25/2036 ~		2,516	2,391
0.767% due 09/25/2036 •		3,752	3,601
0.937% due 05/25/2036 •		12,141	11,245

Foursight Capital Automobile Receivables Trust
2.600% due 01/15/2026		1,500	1,485

FREED ABS Trust
0.680% due 06/19/2028		920	919
1.910% due 03/19/2029		7,000	6,828

GE-WMC Asset-Backed Pass-Through Certificates
1.097% due 12/25/2035 •		9,039	8,886

GSAA Home Equity Trust
0.957% due 01/25/2036 •		860	389

GSAMP Trust
0.737% due 06/25/2036 •		221	215
1.357% due 11/25/2035 •		346	338
2.107% due 10/25/2034 •		23	23

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	600	657
0.650% due 06/26/2030 •		1,089	1,195

HERA Commercial Mortgage Ltd.
1.518% due 02/18/2038 •		$2,200	2,177

Hertz Vehicle Financing LLC
1.210% due 12/26/2025		9,600	9,102

Home Equity Mortgage Loan Asset-Backed Trust
0.717% due 08/25/2036 •		4,785	4,668

HSI Asset Securitization Corp. Trust
0.952% due 02/25/2036 •		683	667

Invesco Euro CLO DAC
0.650% due 07/15/2031 ~	EUR	400	438

JP Morgan Mortgage Acquisition Trust
0.897% due 07/25/2036 •		$2,200	2,120

Jubilee CLO DAC
0.298% due 12/15/2029 ~	EUR	913	1,007

KVK CLO Ltd.
1.138% due 01/14/2028 •		$200	200
1.688% due 01/14/2028 •		2,635	2,632

LCCM Trust
1.597% due 12/13/2038 •		1,500	1,487

LendingPoint Pass-Through Trust
3.250% due 04/15/2028 «		7,800	7,734

LL ABS Trust
1.070% due 05/15/2029		5,652	5,504

LMREC LLC
1.505% due 04/22/2037 •		900	876

Long Beach Mortgage Loan Trust
0.889% due 04/21/2031 ~		4,087	4,002
0.897% due 02/25/2036 •		1,161	1,145
1.017% due 10/25/2034 •		49	48

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	300	329

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marathon CLO Ltd.
1.350% due 11/21/2027 •		$197	$197

Mariner Finance Issuance Trust
1.860% due 03/20/2036		7,800	7,140

Merrill Lynch Mortgage Investors Trust
0.607% due 08/25/2037 •		861	829

MF1 Ltd.
1.568% due 07/16/2036 •		1,100	1,087
2.543% due 11/15/2035 ~		12,000	12,097

MFA Trust
2.363% due 03/25/2060 þ		914	895

MidOcean Credit CLO
1.229% due 01/29/2030 •		2,900	2,883

Morgan Stanley ABS Capital, Inc. Trust
0.537% due 09/25/2036 •		29	15
0.567% due 12/25/2036 •		4,542	2,835
0.587% due 10/25/2036 •		93	87
1.372% due 07/25/2034 ~		952	939

Mountain View CLO LLC
1.281% due 01/16/2031 •		22,900	22,779
1.331% due 10/16/2029 •		1,657	1,657

Mountain View CLO Ltd.
1.594% due 10/13/2027 •		11,550	11,497

Navient Student Loan Trust
1.507% due 12/27/2066 •		2,277	2,287

Nelnet Student Loan Trust
1.307% due 02/25/2066 •		1,526	1,525

Newcastle Mortgage Securities Trust
0.797% due 04/25/2037 •		5,807	5,428

OZLM Ltd.
1.491% due 07/15/2034 ~		9,375	9,321

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029		11,189	10,964
1.530% due 08/15/2029		12,876	12,590
2.030% due 10/15/2029		8,500	8,348

Palmer Square Loan Funding Ltd.
1.654% due 07/20/2029 •		14,900	14,903

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.387% due 05/25/2035 •		4,326	4,264

PRET LLC
1.744% due 07/25/2051 þ		3,182	3,030
1.868% due 07/25/2051 þ		759	722
2.487% due 07/25/2051 þ		11,132	10,827

Pretium Mortgage Credit Partners LLC
3.721% due 07/25/2051 þ		6,377	6,268

Residential Asset Mortgage Products Trust
0.817% due 08/25/2046 •		6,659	6,479
1.522% due 05/25/2035 •		2,900	2,814

Residential Asset Securities Corp. Trust
0.757% due 08/25/2036 •		8	8

Segovia European CLO DAC
0.880% due 07/20/2032 •	EUR	450	493

SLM Student Loan Trust
1.296% due 12/15/2027 •		$51	51

SMB Private Education Loan Trust
1.117% due 01/15/2037 •		1,001	996
1.290% due 07/15/2053		3,691	3,514
1.310% due 07/17/2051		4,214	4,009
1.340% due 03/17/2053		11,067	10,511
2.850% due 11/16/2054		6,700	6,482

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		3,039	2,998

Sound Point CLO Ltd.
1.304% due 10/20/2028 •		1,827	1,824
2.054% due 07/20/2032 •		6,100	6,083

Soundview Home Loan Trust
1.162% due 11/25/2035 •		2,273	2,262

Specialty Underwriting & Residential Finance Trust
1.432% due 12/25/2035 •		170	168

Starwood Commercial Mortgage Trust
1.668% due 04/18/2038 •		6,200	6,162

Structured Asset Securities Corp. Mortgage Loan Trust
1.102% due 02/25/2036 •		2,346	2,343

34	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.282% due 01/25/2035 •		$2,544	$2,565

Theorem Funding Trust
1.210% due 12/15/2027		4,904	4,834

THL Credit Wind River Clo Ltd.
1.891% due 04/15/2031 •		10,800	10,696

Tikehau CLO BV
0.870% due 08/04/2034 •	EUR	5,500	6,035

Towd Point Asset Trust
1.149% due 11/20/2061 •		$10,924	10,887

Towd Point Mortgage Trust
1.457% due 05/25/2058 •		2,674	2,677
2.900% due 10/25/2059 ~		2,539	2,498
3.000% due 01/25/2058 ~		220	219

Tricolor Auto Securitization Trust
0.740% due 04/15/2024		4,630	4,617

Trinitas Euro CLO DAC
1.550% due 08/15/2033 •	EUR	286	316

Upstart Securitization Trust
1.310% due 11/20/2031		$6,896	6,597

Venture CLO Ltd.
1.304% due 07/20/2030 •		1,000	1,000
1.384% due 04/20/2032 •		950	945
1.538% due 08/28/2029 •		1,655	1,655

Veros Auto Receivables Trust
0.920% due 10/15/2026		3,173	3,136

Vibrant CLO Ltd.
1.878% due 06/20/2029 •		1,239	1,238

Wellfleet CLO Ltd.
1.144% due 07/20/2029 •		11,382	11,320

Total Asset-Backed Securities (Cost $569,551)			559,045

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%

Israel Government International Bond
0.750% due 07/31/2022	ILS	10,900	$3,423

Saudi Government International Bond
2.900% due 10/22/2025		$900	908

Total Sovereign Issues (Cost $4,271)			4,331

SHORT-TERM INSTRUMENTS 48.0%

REPURCHASE AGREEMENTS (i) 7.0%
			166,557

ISRAEL TREASURY BILLS 1.7%
(0.014)% due 04/06/2022 - 01/04/2023 (c)(d)	ILS	124,300	38,913

U.S. TREASURY BILLS 25.7%
0.412% due 04/21/2022 - 06/30/2022 (c)(d)(k)(m)		$609,200	608,728

U.S. TREASURY CASH MANAGEMENT BILLS 13.6%
0.486% due 06/07/2022 - 07/26/2022 (c)(d)(k)(m)		323,100	322,742

Total Short-Term Instruments (Cost $1,136,892)			1,136,940

Total Investments in Securities (Cost $2,405,952)			2,379,172

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.1%

SHORT-TERM INSTRUMENTS 1.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.1%

PIMCO Short Asset Portfolio	2,035,744	$20,069

PIMCO Short-Term Floating NAV Portfolio III	628,648	6,104

Total Short-Term Instruments (Cost $26,514)		26,173

Total Investments in Affiliates (Cost $26,514)		26,173

Total Investments 101.7% (Cost $2,432,466)		$2,405,345

Financial Derivative Instruments (j)(l) 3.5% (Cost or Premiums, net $2,765)		83,531

Other Assets and Liabilities, net (5.2)%		(122,687)

Net Assets 100.0%		$2,366,189

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Principal only security.

(b)	When-issued security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	3.035%	05/28/2032	06/11/2021	$ 506	$450	0.02%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	35

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.280%	03/31/2022	04/01/2022	$81,500	Ginnie Mae 2.500% due 10/20/2051	$(84,258)	$81,500	$81,501
FICC	0.010	03/31/2022	04/01/2022	757	U.S. Treasury Bills 0.000% due 08/04/2022	(772)	757	757
JML	0.150	03/31/2022	04/01/2022	30,000	U.S. Treasury Notes 2.375% due 03/31/2029	(30,574)	30,000	30,000
NOM	0.280	03/31/2022	04/01/2022	54,300	U.S. Treasury Notes 1.375% due 10/31/2028	(55,236)	54,300	54,300

Total Repurchase Agreements						$(170,840)	$166,557	$166,558

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
Sovereign Issues (0.1)%
Canada Government International Bond	2.750%	12/01/2048	CAD 3,400	$(2,825)	$(2,936)

Total Short Sales (0.1)%				$(2,825)	$(2,936)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$81,501	$0	$0	$0	$81,501	$(84,258)	$(2,757)
FICC	757	0	0	0	757	(772)	(15)
JML	30,000	0	0	0	30,000	(30,574)	(574)
NOM	54,300	0	0	0	54,300	(55,236)	(936)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(2,936)	(2,936)	0	(2,936)

Total Borrowings and Other Financing Transactions	$166,558	$0	$0	$(2,936)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $27 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	06/2022	3,871	$876,927	$62,738	$0	$(12,629)
U.S. Treasury 2-Year Note June Futures	06/2022	329	69,722	(964)	54	0
U.S. Treasury 5-Year Note June Futures	06/2022	311	35,668	(954)	44	0
U.S. Treasury 30-Year Bond June Futures	06/2022	108	16,207	(494)	67	0

				$60,326	$165	$(12,629)

36	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	16	$(2,808)	$90	$4	$(26)
U.S. Treasury 10-Year Note June Futures	06/2022	135	(16,588)	470	0	(34)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	153	(27,100)	783	0	(163)
United Kingdom Long Gilt June Futures	06/2022	2	(319)	3	0	(1)

				$1,346	$4	$(224)

Total Futures Contracts				$61,672	$169	$(12,853)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2023	0.581%	$	3,400	$43	$(18)	$25	$0	$(1)
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.743		3,700	62	(23)	39	0	(1)
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.806		800	12	(5)	7	0	(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.073		200	4	(3)	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.637		200	0	1	1	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.822		8,600	29	(8)	21	0	(1)
Boeing Co.	1.000	Quarterly	12/20/2023	0.955		4,000	29	(25)	4	0	(2)
Ford Motor Co.	5.000	Quarterly	06/20/2022	0.991		1,900	69	(49)	20	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.703		2,000	15	9	24	1	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		300	4	(1)	3	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638		7,500	1,393	(292)	1,101	5	0
Stellantis NV	5.000	Quarterly	06/20/2026	1.199	EUR	4,600	1,065	(261)	804	4	0
Stellantis NV	5.000	Quarterly	12/20/2026	1.378		1,200	278	(56)	222	0	0

							$3,003	$(731)	$2,272	$10	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$	100	$(3)	$(5)	$(8)	$0	$0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		8,800	(313)	(410)	(723)	0	(10)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		3,700	340	(101)	239	0	(2)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		700	35	5	40	0	0
iTraxx Asia Ex-Japan 37 5-Year Index	1.000	Quarterly	06/20/2027		4,600	(23)	24	1	0	(4)

						$36	$(487)	$(451)	$0	$(16)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	2.750%	Semi-Annual	12/18/2048	CAD	4,100	$(60)	$(40)	$(100)	$33	$0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		$219,600	(2,625)	5,056	2,431	0	(14)
Pay	3-Month USD-LIBOR	0.375	Semi-Annual	07/06/2024		119,600	0	(5,739)	(5,739)	45	0
Pay	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		53,900	0	(2,583)	(2,583)	23	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		15,200	(628)	1,226	598	4	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		72,100	992	4,894	5,886	1	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		27,100	(1,476)	(1,580)	(3,056)	16	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		11,300	(202)	818	616	0	(20)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		7,700	(36)	236	200	0	(27)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		74,200	3,587	(9,920)	(6,333)	146	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		20,000	(1,348)	(1,392)	(2,740)	57	0
Receive	3-Month USD-LIBOR	1.219	Semi-Annual	07/06/2031		28,000	0	2,682	2,682	0	(74)
Receive	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		11,500	0	1,050	1,050	0	(31)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		1,100	(3)	11	8	0	(10)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		400	(3)	27	24	0	(4)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		800	(1)	113	112	0	(7)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		2,200	(13)	263	250	0	(18)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		100	0	9	9	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		1,100	(21)	92	71	0	(9)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		8,700	1,665	276	1,941	0	(61)

							$(172)	$(4,501)	$(4,673)	$325	$(276)

Total Swap Agreements							$2,867	$(5,719)	$(2,852)	$335	$(298)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	37

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$169	$335	$504	$0	$(12,853)	$(298)	$(13,151)

(k)

Securities with an aggregate market value of $61,798 and cash of $4,751 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022			$3,061	CAD	3,931	$84	$0
	07/2022		DKK	220		$33	0	0

BPS	04/2022		CAD	1,176		928	0	(13)
	04/2022		NZD	175		118	0	(3)
	04/2022			$2,923	CAD	3,648	0	(5)
	04/2022			1,120	EUR	1,019	7	0
	05/2022			7	TWD	196	0	0
	06/2022			8	SGD	11	0	0
	07/2022			2,657	BRL	14,050	218	0
	11/2022			51	ZAR	827	4	0

BSH	07/2022		BRL	284,800		$49,881	0	(8,396)
	07/2022			$38,260	BRL	204,450	3,575	0

CBK	04/2022		ILS	2,600		$801	0	(14)
	04/2022		MXN	59,109		2,724	0	(241)
	04/2022	«		$2	RUB	140	0	0
	05/2022	«		2		147	0	0
	06/2022		ILS	7,699		$2,377	0	(40)
	08/2022			78,363		24,398	0	(265)
	10/2022			2,501		800	10	0
	11/2022			18,011		5,772	79	0
	12/2022			22,503		7,199	72	0
	01/2023			3,699		1,174	0	0

DUB	04/2022			$62	DKK	423	1	0
	04/2022	«		3	RUB	247	0	0
	05/2022	«		2		160	0	0
	07/2022		DKK	421		$62	0	(1)

GLM	04/2022	«		$10	RUB	749	0	(1)
	05/2022	«		2		146	0	0
	07/2022		BRL	1,200		$210	0	(35)
	07/2022			$7,957	BRL	41,200	473	0

HUS	04/2022		CAD	3,929		$3,111	0	(32)
	04/2022		DKK	1,330		208	10	0

38	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	04/2022		GBP	704		$937	$12	$0
	04/2022			$2,494	GBP	1,896	0	(4)

JPM	07/2022			4,970	BRL	26,300	412	0

MYI	04/2022		CAD	7,485		$5,940	4	(51)
	04/2022			$101	DKK	689	1	0
	04/2022			50,908	EUR	45,717	0	(334)
	05/2022		EUR	45,717		$50,952	335	0
	05/2022	«		$2	RUB	141	0	0
	06/2022			5	SGD	7	0	0
	07/2022		DKK	686		$102	0	(1)

RBC	04/2022			$3,093	CAD	3,929	50	0
	06/2022			2,911	MXN	59,963	65	0

SCX	04/2022		EUR	46,736		$52,561	859	0
	04/2022		GBP	70,150		94,149	1,997	0
	04/2022	«		$3	RUB	196	0	0
	05/2022		GBP	68,958		$90,776	207	0

SOG	05/2022	«		$5	RUB	360	0	(1)

UAG	05/2022	«		4		298	0	0

Total Forward Foreign Currency Contracts							$8,475	$(9,437)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	3,700	$(4)	$(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	7,500	(7)	(4)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	2,300	(4)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	500	(2)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	3,900	(10)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	2,900	(4)	(2)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	2,200	(4)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	500	(3)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	300	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	700	(8)	(3)

BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	200	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	2,000	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	4,900	(29)	(19)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	2,000	(2)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	2,000	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	9,900	(20)	(12)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	2,500	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	2,000	(3)	(2)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	1,800	(8)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	500	(3)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	3,800	(4)	(2)

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	500	(3)	(1)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	2,000	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	400	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	200	(2)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	1,200	(4)	(2)

MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	500	(2)	0
	Put - OTC CDX.HY-37 5-Year Index	Sell	104.000	04/20/2022	500	(4)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	2,900	(4)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	500	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	3,700	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	2,000	(2)	(2)

Total Written Options						$(158)	$(78)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	39

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
NGF	Saudi Arabia Government International Bond	1.000%	Quarterly	06/20/2023	0.198%	$	8,400	$56	$29	$85	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Receive	S&P 500 Total Return Index	1,241	0.609% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/20/2022	$	11,752	$0	$60	$60	$0

FAR	Receive	S&P 500 Total Return Index	3,030	0.609% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/20/2022		28,694	0	146	146	0
	Receive	S&P 500 Total Return Index	28,333	1.246% (3-Month USD-LIBOR plus a specified spread)	Maturity	04/20/2022		228,551	0	40,303	40,303	0
	Receive	S&P 500 Total Return Index	8,193	0.973% (3-Month USD-LIBOR plus a specified spread)	Maturity	07/06/2022		72,002	0	5,751	5,751	0
	Receive	S&P 500 Total Return Index	12,032	0.770% (3-Month USD-LIBOR plus a specified spread)	Monthly	08/03/2022		114,634	0	(56)	0	(56)
	Receive	S&P 500 Total Return Index	23,238	0.571% (3-Month USD-LIBOR plus a specified spread)	Maturity	11/09/2022		211,847	0	9,053	9,053	0
	Receive	S&P 500 Total Return Index	3,627	0.590% (3-Month USD-LIBOR plus a specified spread)	Monthly	11/16/2022		34,556	0	(7)	0	(7)

HUS	Receive	S&P 500 Total Return Index	11,401	0.506% (3-Month USD-LIBOR plus a specified spread)	Maturity	05/04/2022		96,477	0	11,728	11,728	0
	Receive	S&P 500 Total Return Index	17,291	0.557% (3-Month USD-LIBOR plus a specified spread)	Maturity	05/25/2022		149,996	0	14,092	14,092	0
	Receive	S&P 500 Total Return Index	955	0.769% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/22/2022		8,961	0	129	129	0
	Receive	S&P 500 Total Return Index	21,672	1.023% (3-Month USD-LIBOR plus a specified spread)	Maturity	07/06/2022		190,497	0	15,187	15,187	0
	Receive	S&P 500 Total Return Index	5,915	0.639% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/10/2022		56,015	0	283	283	0
	Receive	S&P 500 Total Return Index	14,235	0.639% (3-Month USD-LIBOR plus a specified spread)	Maturity	11/23/2022		135,393	0	(80)	0	(80)

RBC	Receive	S&P 500 Total Return Index	1,708	0.754% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/18/2022		15,690	0	573	573	0
	Receive	S&P 500 Total Return Index	1,179	0.564% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/21/2022		11,233	0	(16)	0	(16)
	Receive	S&P 500 Total Return Index	3,395	0.675% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023		32,346	0	(13)	0	(13)

									$0	$97,133	$97,305	$(172)

Total Swap Agreements									$56	$97,162	$97,390	$(172)

40	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$84	$0	$0	$84	$0	$(14)	$0	$(14)	$70	$0	$70
BPS	229	0	0	229	(21)	(8)	0	(29)	200	0	200
BRC	0	0	0	0	0	(36)	0	(36)	(36)	262	226
BSH	3,575	0	0	3,575	(8,396)	0	0	(8,396)	(4,821)	4,802	(19)
CBK	161	0	60	221	(560)	(4)	0	(564)	(343)	331	(12)
DUB	1	0	0	1	(1)	(4)	0	(5)	(4)	0	(4)
FAR	0	0	55,253	55,253	0	0	(63)	(63)	55,190	(72,480)	(17,290)
GLM	473	0	0	473	(36)	0	0	(36)	437	(280)	157
GST	0	0	0	0	0	(1)	0	(1)	(1)	11	10
HUS	22	0	41,419	41,441	(36)	0	(80)	(116)	41,325	(52,150)	(10,825)
JPM	412	0	0	412	0	(5)	0	(5)	407	(300)	107
MYC	0	0	0	0	0	(6)	0	(6)	(6)	(296)	(302)
MYI	340	0	0	340	(386)	0	0	(386)	(46)	0	(46)
NGF	0	0	85	85	0	0	0	0	85	0	85
RBC	115	0	573	688	0	0	(29)	(29)	659	(2,240)	(1,581)
SCX	3,063	0	0	3,063	0	0	0	0	3,063	(2,210)	853
SOG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$8,475	$0	$97,390	$105,865	$(9,437)	$(78)	$(172)	$(9,687)

(m)

Securities with an aggregate market value of $5,406 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$169	$169
Swap Agreements	0	10	0	0	325	335

	$0	$10	$0	$0	$494	$504

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	41

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,475	$0	$8,475
Swap Agreements	0	85	97,305	0	0	97,390

	$0	$85	$97,305	$8,475	$0	$105,865

	$0	$95	$97,305	$8,475	$494	$106,369

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$12,629	$0	$224	$12,853
Swap Agreements	0	22	0	0	276	298

	$0	$22	$12,629	$0	$500	$13,151

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,437	$0	$9,437
Written Options	0	78	0	0	0	78
Swap Agreements	0	0	172	0	0	172

	$0	$78	$172	$9,437	$0	$9,687

	$0	$100	$12,801	$9,437	$500	$22,838

The effect of Financial Derivative Instruments on the Statements of Operations for the period year March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$53,179	$0	$(2,993)	$50,186
Swap Agreements	0	2,994	0	0	(8,203)	(5,209)

	$0	$2,994	$53,179	$0	$(11,196)	$44,977

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,737	$0	$7,737
Purchased Options	0	0	0	0	30	30
Written Options	0	488	0	0	178	666
Swap Agreements	0	146	185,109	0	(17)	185,238

	$0	$634	$185,109	$7,737	$191	$193,671

	$0	$3,628	$238,288	$7,737	$(11,005)	$238,648

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$58,466	$0	$(1,667)	$56,799
Swap Agreements	0	(1,388)	0	0	1,822	434

	$0	$(1,388)	$58,466	$0	$155	$57,233

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,988)	$0	$(2,988)
Purchased Options	0	0	0	0	(66)	(66)
Written Options	0	80	0	0	(117)	(37)
Swap Agreements	0	(116)	983	0	0	867

	$0	$(36)	$983	$(2,988)	$(183)	$(2,224)

	$0	$(1,424)	$59,449	$(2,988)	$(28)	$55,009

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$94,960	$0	$94,960
Industrials	3,998	47,397	0	51,395
Utilities	0	16,463	0	16,463
U.S. Government Agencies	0	29,455	0	29,455
U.S. Treasury Obligations	0	73,017	0	73,017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Non-Agency Mortgage-Backed Securities	$0	$413,566	$0	$413,566
Asset-Backed Securities	0	551,311	7,734	559,045
Sovereign Issues	0	4,331	0	4,331
Short-Term Instruments
Repurchase Agreements	0	166,557	0	166,557
Israel Treasury Bills	0	38,913	0	38,913

42	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
U.S. Treasury Bills	$0	$608,728	$0	$608,728
U.S. Treasury Cash Management Bills	0	322,742	0	322,742

	$3,998	$2,367,440	$7,734	$2,379,172

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$26,173	$0	$0	$26,173

Total Investments	$30,171	$2,367,440	$7,734	$2,405,345

Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(2,936)	$0	$(2,936)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$4	$500	$0	$504
Over the counter	0	105,865	0	105,865

	$4	$106,365	$0	$106,369

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(12,656)	(495)	0	(13,151)
Over the counter	0	(9,685)	(2)	(9,687)

	$(12,656)	$(10,180)	$(2)	$(22,838)

Total Financial Derivative Instruments	$(12,652)	$96,185	$(2)	$83,531

Totals	$17,519	$2,460,689	$7,732	$2,485,940

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	43

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

CORPORATE BONDS & NOTES 12.0%

BANKING & FINANCE 7.6%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$1,300	$1,201
3.300% due 01/30/2032		1,300	1,174

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		864	765

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(e)(f)	EUR	2,800	3,208

Bank of America Corp.
1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		$3,700	3,734

Barclays Bank PLC
7.625% due 11/21/2022 (f)		244	250

Barclays PLC
1.839% (US0003M + 1.380%) due 05/16/2024 ~		4,800	4,824
4.972% due 05/16/2029 •		1,400	1,466
7.125% due 06/15/2025 •(e)(f)	GBP	3,900	5,403
7.250% due 03/15/2023 •(e)(f)		400	541
7.750% due 09/15/2023 •(e)(f)		$2,189	2,274
8.000% due 06/15/2024 •(e)(f)		2,000	2,118

BOC Aviation Ltd.
3.500% due 01/31/2023		500	501

Credit Suisse Group AG
3.091% due 05/14/2032 •		1,500	1,355
3.750% due 03/26/2025		600	598
6.250% due 12/18/2024 •(e)(f)		900	910
6.375% due 08/21/2026 •(e)(f)		1,700	1,682
7.500% due 07/17/2023 •(e)(f)		2,800	2,850
7.500% due 12/11/2023 •(e)(f)		3,900	4,044

Danske Bank AS
1.863% (US0003M + 1.060%) due 09/12/2023 ~		1,400	1,404

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,300	1,412
1.625% due 01/20/2027		2,200	2,372
1.738% (US0003M + 1.230%) due 02/27/2023 ~		$5,000	5,027
1.750% due 01/17/2028	EUR	200	214
3.547% due 09/18/2031 •		$500	472
3.961% due 11/26/2025 •		6,300	6,301

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,200	1,228

Erste Group Bank AG
6.500% due 04/15/2024 •(e)(f)	EUR	1,800	2,097

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		1,100	1,226

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		$2,000	2,005
3.096% due 05/04/2023		400	400
3.350% due 11/01/2022		950	953
3.375% due 11/13/2025		700	685
3.550% due 10/07/2022		900	902
5.125% due 06/16/2025		400	408
5.584% due 03/18/2024		200	206

Goldman Sachs Group, Inc.
2.124% (SOFRRATE + 1.850%) due 03/15/2028 ~		3,800	3,897
2.905% due 07/24/2023 •		6,900	6,909

HSBC Holdings PLC
2.848% due 06/04/2031 •		300	278
3.000% due 05/29/2030 •	GBP	2,700	3,474
4.292% due 09/12/2026 •		$1,300	1,318
4.300% due 03/08/2026		600	616
5.250% due 09/16/2022 •(e)(f)	EUR	2,700	3,028
6.000% due 05/22/2027 •(e)(f)		$200	204
6.500% due 03/23/2028 •(e)(f)		200	204

ING Groep NV
4.250% due 05/16/2031 •(e)(f)		700	598
5.750% due 11/16/2026 •(e)(f)		1,100	1,107

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(e)(f)	EUR	1,400	1,725

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
4.550% due 08/16/2028		$2,500	$2,582
4.947% due 06/27/2025 •(e)(f)	EUR	200	229
7.500% due 09/27/2025 •(e)(f)		$1,845	1,962

MPT Operating Partnership LP
3.692% due 06/05/2028	GBP	200	256

Natwest Group PLC
2.000% due 03/04/2025 •	EUR	1,000	1,125
2.516% (US0003M + 1.550%) due 06/25/2024 ~		$3,100	3,129
4.519% due 06/25/2024 •		1,500	1,523
4.892% due 05/18/2029 •		3,500	3,643
5.076% due 01/27/2030 •		1,500	1,600
8.000% due 08/10/2025 •(e)(f)		1,400	1,523

Nissan Motor Acceptance Co. LLC
2.600% due 09/28/2022		400	400
2.650% due 07/13/2022		1,000	1,002

Nomura Holdings, Inc.
2.648% due 01/16/2025		2,700	2,629

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	27,400	3,669

Nykredit Realkredit AS
1.500% due 10/01/2053		121,700	16,331

OneMain Finance Corp.
6.125% due 03/15/2024		$700	718

Park Intermediate Holdings LLC
4.875% due 05/15/2029		1,100	1,033

Realkredit Danmark AS
1.500% due 10/01/2053	DKK	34,900	4,688

RLJ Lodging Trust LP
3.750% due 07/01/2026		$1,200	1,142

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		3,100	3,172

SL Green Realty Corp.
4.500% due 12/01/2022		3,100	3,119

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		400	401

Societe Generale SA
7.375% due 10/04/2023 •(e)(f)		400	408
7.875% due 12/18/2023 •(e)(f)		1,000	1,047

Standard Chartered PLC
7.500% due 04/02/2022 •(e)(f)		200	200
7.750% due 04/02/2023 •(e)(f)		400	415

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		5,700	5,013

Swedbank AB
4.000% due 03/17/2029 •(e)(f)		400	352

UBS AG
5.125% due 05/15/2024 (f)		4,600	4,714

UBS Group AG
4.125% due 09/24/2025		500	510

UniCredit SpA
9.250% due 06/03/2022 •(e)(f)	EUR	300	337

Wells Fargo & Co.
1.338% due 05/04/2025 •		700	780
2.393% due 06/02/2028 •		$19,600	18,556

WPC Eurobond BV
2.250% due 04/09/2026	EUR	3,500	3,913

			181,689

INDUSTRIALS 3.7%

Aker BP ASA
2.875% due 01/15/2026		$750	730

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		2,600	2,444

BAT Capital Corp.
3.222% due 08/15/2024		200	200

BAT International Finance PLC
3.950% due 06/15/2025		1,000	995

Boeing Co.
2.750% due 02/01/2026		1,400	1,358

Broadcom, Inc.
2.450% due 02/15/2031		1,500	1,340

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.137% due 11/15/2035		$500	$442
3.187% due 11/15/2036		2,500	2,175
3.419% due 04/15/2033		3,200	2,993
3.500% due 02/15/2041		800	715
3.750% due 02/15/2051		300	270

Centene Corp.
4.625% due 12/15/2029		3,000	3,030

Charter Communications Operating LLC
1.967% (US0003M + 1.650%) due 02/01/2024 ~		4,600	4,691
4.908% due 07/23/2025		2,200	2,284

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,300	1,298

DAE Funding LLC
1.625% due 02/15/2024		1,600	1,533
2.625% due 03/20/2025		900	857
3.375% due 03/20/2028		900	846

Delta Air Lines, Inc.
4.500% due 10/20/2025		1,400	1,409

Expedia Group, Inc.
4.625% due 08/01/2027		300	312
6.250% due 05/01/2025		176	188

Hyatt Hotels Corp.
1.800% due 10/01/2024		4,100	3,948

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)		1,700	1,669

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (a)		3,800	3,750

Imperial Brands Finance PLC
3.125% due 07/26/2024		5,800	5,751
3.500% due 07/26/2026		400	392

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,000	2,142

InterContinental Hotels Group PLC
2.125% due 08/24/2026	GBP	400	506

Kraft Heinz Foods Co.
3.750% due 04/01/2030		$1,200	1,201

Magallanes, Inc.
4.054% due 03/15/2029		1,100	1,107
4.279% due 03/15/2032		5,200	5,230

Micron Technology, Inc.
4.185% due 02/15/2027		1,500	1,542
5.327% due 02/06/2029		1,300	1,407

MPLX LP
2.650% due 08/15/2030		1,600	1,468

Netflix, Inc.
3.875% due 11/15/2029	EUR	1,400	1,684

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		$1,900	1,897
3.522% due 09/17/2025		800	785
4.345% due 09/17/2027		3,300	3,258
4.810% due 09/17/2030		4,900	4,868

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030		1,600	1,506

Sands China Ltd.
3.100% due 03/08/2029		1,200	1,026
3.250% due 08/08/2031		1,200	984
5.125% due 08/08/2025		4,000	3,985
5.400% due 08/08/2028		2,900	2,857

T-Mobile USA, Inc.
2.250% due 02/15/2026		1,500	1,415
2.700% due 03/15/2032		800	729
3.375% due 04/15/2029		1,500	1,429
3.500% due 04/15/2031		1,200	1,131

			87,777

UTILITIES 0.7%

AT&T, Inc.
2.250% due 02/01/2032		600	533

FirstEnergy Corp.
3.350% due 07/15/2022		800	801

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~		3,200	3,201

44	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.700% due 11/15/2023		$3,200	$3,121
3.000% due 06/15/2028		1,100	1,025
4.550% due 07/01/2030		1,500	1,491

Petrobras Global Finance BV
5.093% due 01/15/2030		2,057	2,057

Sprint Communications, Inc.
6.000% due 11/15/2022		1,300	1,331

Sprint Corp.
7.875% due 09/15/2023		400	426

Vodafone Group PLC
2.500% due 05/24/2039	EUR	1,100	1,246

			15,232

Total Corporate Bonds & Notes (Cost $293,996)			284,698

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030		$100	119

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046		1,100	1,091

			1,210

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		102	112

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035		200	244

			356

NEVADA 0.0%

Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045		100	145

NEW YORK 0.0%

New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030		1,000	1,167

Total Municipal Bonds & Notes (Cost $2,600)			2,878

U.S. GOVERNMENT AGENCIES 2.9%

Fannie Mae
0.247% due 12/25/2036 •		8	8
0.807% due 07/25/2037 - 03/25/2044 •		49	49
0.837% due 07/25/2037 •		17	17
0.857% due 09/25/2035 ~		38	38
0.867% due 09/25/2035 •		82	82
1.177% due 06/25/2037 •		124	126
1.207% due 01/25/2040 •		326	331
1.304% due 07/01/2044 •		5	6
1.959% due 05/25/2035 ~		3	3
2.135% due 08/01/2033 •		4	4
2.230% due 01/01/2036 •		7	7
2.310% due 08/01/2022		95	95
2.911% due 06/01/2033 •		89	90
3.010% due 05/01/2022 ~		179	179
3.750% due 07/25/2042		5,989	6,298
4.012% due 12/01/2036 •		1	2
4.956% due 09/01/2034 •		1	1
5.000% due 04/25/2033		1	1

Freddie Mac
0.967% due 06/15/2041 •		48	49
1.097% due 08/15/2037 •		78	79
1.107% due 10/15/2037 •		14	14
1.117% due 05/15/2037 - 09/15/2037 •		92	93

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.304% due 02/25/2045 •	$8	$8
2.480% due 03/01/2034 •	29	30
4.000% due 11/01/2047 - 01/01/2048	2,431	2,505
4.500% due 03/01/2029	16	17
5.500% due 07/01/2038	15	16

Ginnie Mae
1.750% due 11/20/2044 •	601	613
5.000% due 04/15/2036 - 09/15/2039	616	677

Ginnie Mae, TBA
5.000% due 04/01/2052	6,000	6,275

U.S. Small Business Administration
5.520% due 06/01/2024	19	19

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	16,845	17,037
5.500% due 03/01/2034 - 07/01/2035	66	71
6.000% due 08/01/2036 - 02/01/2038	55	62
6.500% due 10/01/2035 - 10/01/2036	139	149

Uniform Mortgage-Backed Security, TBA
4.500% due 05/01/2052	33,800	34,906

Total U.S. Government Agencies (Cost $69,351)		69,957

U.S. TREASURY OBLIGATIONS 10.6%

U.S. Treasury Bonds
1.375% due 11/15/2040	10,500	8,592
3.000% due 08/15/2048	600	656
3.000% due 02/15/2049	22,200	24,426
4.625% due 02/15/2040	5,900	7,737

U.S. Treasury Inflation Protected Securities (d)
0.625% due 02/15/2043	978	1,092
0.750% due 02/15/2045	2,626	3,018
1.000% due 02/15/2046	6,050	7,372
1.000% due 02/15/2048	14,590	18,133
1.375% due 02/15/2044	8,321	10,679

U.S. Treasury Notes
0.375% due 12/31/2025	5,300	4,895
0.500% due 02/28/2026	21,900	20,251
1.750% due 05/15/2023 (j)	2,140	2,138
1.750% due 12/31/2024 (j)	13,300	13,036
2.250% due 12/31/2023 (j)	6,300	6,301
2.375% due 05/15/2029	67,500	67,323
2.625% due 12/31/2025 (j)	15,300	15,357
2.750% due 02/15/2024 (j)	4,700	4,737
3.000% due 09/30/2025 (j)	36,600	37,171

Total U.S. Treasury Obligations (Cost $252,900)		252,914

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.6%

American Home Mortgage Investment Trust
2.829% due 02/25/2045 •	3	3

AREIT Trust
2.217% due 07/17/2026 •	2,100	2,077

BAMLL Commercial Mortgage Securities Trust
1.847% due 09/15/2038 •	10,400	10,281

Banc of America Funding Trust
2.731% due 05/25/2035 ~	17	17
3.482% due 01/20/2047 ^~	35	34

Bear Stearns Adjustable Rate Mortgage Trust
2.321% due 01/25/2034 ~	1	1
2.482% due 01/25/2034 ~	12	12

Bear Stearns ALT-A Trust
0.797% due 08/25/2036 ^•	1,004	963
2.627% due 05/25/2035 ~	106	106
2.874% due 09/25/2035 ^~	28	21

ChaseFlex Trust
0.757% due 07/25/2037 •	311	296

Citigroup Mortgage Loan Trust
2.470% due 10/25/2035 •	5	5
3.185% due 09/25/2037 ^~	1,321	1,251

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colony Mortgage Capital Ltd.
1.526% due 11/15/2038 •		$7,075	$6,980

Countrywide Alternative Loan Trust
0.697% due 06/25/2036 •		1,305	1,277
0.817% due 05/25/2047 ~		150	137
0.869% due 03/20/2046 ~		2,811	2,344
0.909% due 05/20/2046 ^•		66	60
1.701% due 08/25/2035 •		5,042	4,910
6.000% due 10/25/2033		8	8
6.000% due 12/25/2034		2,675	2,614
6.000% due 12/25/2035 ^		1,968	1,764

Countrywide Home Loan Mortgage Pass-Through Trust
1.985% due 02/20/2036 ^•		11	10
2.505% due 02/20/2035 ~		15	15

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~		3,870	3,696

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~		5,659	5,385
2.215% due 11/25/2061 ~		1,414	1,379
2.688% due 03/25/2059 ~		1,399	1,372

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.957% due 02/25/2035 •		154	153

European Loan Conduit DAC
1.000% due 02/17/2030 •	EUR	3,596	3,943

First Horizon Mortgage Pass-Through Trust
2.774% due 08/25/2035 ~		$21	15

Frost CMBS DAC
1.150% due 11/22/2026 •	EUR	2,497	2,734

Grifonas Finance PLC
0.000% due 08/28/2039 •		118	127

GSMPS Mortgage Loan Trust
0.807% due 01/25/2036 •		$1,634	1,382

GSR Mortgage Loan Trust
2.336% due 06/25/2034 ~		21	22
2.654% due 11/25/2035 ~		16	16
3.142% due 11/25/2035 ^~		80	76
6.000% due 03/25/2037 ^		15	11

HarborView Mortgage Loan Trust
0.654% due 12/19/2036 •		1,048	973
0.889% due 05/19/2035 •		613	587

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	7,231	9,514

Impac CMB Trust
1.457% due 07/25/2033 •		$6	6

IndyMac INDX Mortgage Loan Trust
0.837% due 09/25/2046 •		197	185

JP Morgan Chase Commercial Mortgage Securities Trust
2.450% due 12/15/2031 •		1,220	1,209

JP Morgan Mortgage Trust
2.223% due 08/25/2034 ~		172	180
2.391% due 07/25/2035 ~		264	267
2.764% due 11/25/2035 ^~		47	42
5.750% due 01/25/2036 ^		22	13

Legacy Mortgage Asset Trust
1.650% due 11/25/2060 þ		4,272	4,050
1.750% due 04/25/2061 þ		2,857	2,736
1.750% due 07/25/2061 þ		4,585	4,384
2.250% due 07/25/2067 þ		2,437	2,331
3.000% due 06/25/2059 þ		1,695	1,693

London Wall Mortgage Capital PLC
0.952% due 11/15/2049 •	GBP	230	302

LUXE Commercial Mortgage Trust
1.797% due 10/15/2038 ~		$10,800	10,674

MASTR Adjustable Rate Mortgages Trust
0.941% due 12/25/2046 •		8,208	7,437

Merrill Lynch Mortgage Investors Trust
0.877% due 02/25/2036 •		27	27
0.957% due 11/25/2035 •		15	14
2.329% due 12/25/2032 •		1	1
2.813% due 02/25/2035 ~		304	304

Morgan Stanley Capital Trust
1.845% due 12/15/2023 •		5,100	5,045

Natixis Commercial Mortgage Securities Trust
1.797% due 08/15/2038 •		6,300	6,141

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	45

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		$3,304	$3,236

NYO Commercial Mortgage Trust
1.942% due 11/15/2038 •		8,000	7,841

Preston Ridge Partners Mortgage
3.720% due 02/25/2027 þ		4,723	4,647

PRET LLC
1.843% due 09/25/2051 þ		7,081	6,784
2.487% due 10/25/2051 ~		1,040	1,013

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ		2,961	2,833

Prima Capital CRE Securitization Ltd.
3.500% due 04/15/2038		7,071	7,148

Prime Mortgage Trust
0.857% due 02/25/2034 •		3	3

Residential Accredit Loans, Inc. Trust
0.627% due 01/25/2037 •		1,354	1,205
0.827% due 08/25/2036 •		364	350
1.016% due 10/25/2037 ~		1,362	1,326

SREIT Trust
1.494% due 10/15/2038 •		9,000	8,751

Structured Adjustable Rate Mortgage Loan Trust
2.868% due 08/25/2035 ~		26	26

Structured Asset Mortgage Investments Trust
0.949% due 07/19/2035 •		126	122

Taurus UK DAC
1.005% due 05/17/2031 •	GBP	695	906

Thornburg Mortgage Securities Trust
3.261% due 06/25/2047 ^•		$200	169

Towd Point Mortgage Funding
0.992% due 07/20/2045 •	GBP	10,748	14,133

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •		2,733	3,605

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		$7,888	7,806

WaMu Mortgage Pass-Through Certificates Trust
0.827% due 05/25/2034 ~		1,432	1,410
0.841% due 03/25/2047 ^•		1,724	1,623
0.891% due 06/25/2047 •		2,694	2,555
1.037% due 10/25/2045 •		11	11
1.141% due 02/25/2046 •		54	54
1.211% due 01/25/2046 •		3,269	3,170
1.341% due 11/25/2042 •		8	7
1.473% due 02/27/2034 •		13	13
1.541% due 08/25/2042 •		4	4
2.999% due 07/25/2037 ^~		5,154	5,163

Washington Mutual Mortgage Pass-Through Certificates Trust
0.971% due 11/25/2046 •		5,549	5,277

Total Non-Agency Mortgage-Backed Securities (Cost $203,787)			204,803

ASSET-BACKED SECURITIES 20.9%

Aames Mortgage Investment Trust
1.447% due 07/25/2035 •		2,239	2,223

ACE Securities Corp. Home Equity Loan Trust
0.587% due 12/25/2036 •		4,757	3,094
0.677% due 11/25/2036 •		2,615	1,363
1.357% due 09/25/2033 •		2,239	2,193

Aegis Asset-Backed Securities Trust
0.697% due 01/25/2037 •		374	325

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.432% due 07/25/2035 •		800	789
2.032% due 04/25/2034 •		794	777

Apex Credit CLO Ltd.
2.528% due 09/20/2029 •		4,275	4,243

Ares European CLO DAC
0.780% due 10/15/2031 •	EUR	7,100	7,796
0.850% due 04/20/2032 ~		5,600	6,154

Argent Securities Trust
0.937% due 06/25/2036 •		$6,129	2,160
0.997% due 05/25/2036 ~		5,832	1,838

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities, Inc. Asset-Backed Pass- Through Certificates
1.217% due 02/25/2036 •		$6,020	$5,449
1.327% due 06/26/2034 •		1,123	1,116

Asset-Backed Funding Certificates Trust
0.587% due 01/25/2037 •		2,200	1,677
1.507% due 03/25/2034 ^•		514	503

Asset-Backed Securities Corp. Home Equity Loan Trust
1.267% due 06/25/2034 •		3,551	3,426
1.417% due 07/25/2035 •		106	106

Aurium CLO DAC
0.730% due 01/16/2031 •	EUR	11,300	12,405

Bayview Financial Asset Trust
0.907% due 03/25/2037 •		$443	420

Bear Stearns Asset-Backed Securities Trust
1.407% due 10/25/2037 •		1,580	1,557
2.747% due 10/25/2036 ~		192	123

Benefit Street Partners CLO Ltd.
1.191% due 10/15/2030 •		2,700	2,677
1.741% due 10/15/2030 •		4,800	4,753

Black Diamond CLO DAC
0.980% due 05/15/2032 •	EUR	5,300	5,847

BNC Mortgage Loan Trust
0.777% due 10/25/2036 •		$716	708

BNPP AM Euro CLO DAC
0.820% due 07/22/2032 •	EUR	7,500	8,221

Cairn CLO DAC
0.780% due 10/15/2031 •		2,400	2,625

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		4,200	4,604
0.890% due 08/15/2032 •		4,400	4,825

CIFC Funding Ltd.
1.808% due 04/25/2033 •		$3,600	3,573

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •		997	999
1.957% due 10/25/2037 •		4,100	4,113

Citigroup Mortgage Loan Trust
0.777% due 09/25/2036 •		4,331	3,622
0.977% due 03/25/2036 •		4,908	4,741

Citigroup Mortgage Loan Trust, Inc.
0.717% due 03/25/2037 •		890	845

Countrywide Asset-Backed Certificates
0.597% due 05/25/2037 •		2,545	2,457
0.597% due 07/25/2037 ^•		1,947	1,916
0.597% due 06/25/2047 ^•		811	765
0.607% due 04/25/2047 ^•		64	63
0.707% due 02/25/2036 ~		862	845
0.707% due 06/25/2047 •		1,435	1,399
0.717% due 12/25/2036 ^•		1,483	1,448
0.747% due 10/25/2047 •		4,100	3,847
0.857% due 08/25/2036 •		918	913
0.857% due 02/25/2037 •		881	831
0.977% due 12/25/2036 ^•		3,924	3,801
1.042% due 05/25/2036 •		2,395	2,353

Credit Suisse First Boston Mortgage Securities Corp.
1.077% due 01/25/2032 •		4	4

Credit-Based Asset Servicing & Securitization Trust
0.957% due 07/25/2036 •		2,000	1,946

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •	EUR	6,200	6,796

Dryden Euro CLO DAC
0.860% due 05/15/2034 ~		3,800	4,178

ECMC Group Student Loan Trust
1.457% due 07/25/2069 •		$2,082	2,087

Ellington Loan Acquisition Trust
1.557% due 05/25/2037 •		1,128	1,117

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	2,400	2,625

First Franklin Mortgage Loan Trust
0.567% due 12/25/2037 •		$1,030	999
0.757% due 08/25/2036 ~		2,420	2,300
0.937% due 05/25/2036 •		1,900	1,760

First NLC Trust
1.192% due 02/25/2036 •		14,622	13,546

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FREED ABS Trust
1.010% due 11/20/2028		$8,000	$7,793
1.910% due 03/19/2029		7,200	7,023

Fremont Home Loan Trust
0.517% due 01/25/2037 •		7	4

Galaxy CLO Ltd.
1.211% due 10/15/2030 •		1,600	1,589

Gallatin CLO Ltd.
1.737% due 07/15/2031 •		3,850	3,822

GE-WMC Asset-Backed Pass-Through Certificates
1.097% due 12/25/2035 •		9,310	9,152

GSAMP Trust
0.607% due 08/25/2036 •		3,201	3,164
0.607% due 09/25/2036 •		2,249	1,025
0.657% due 01/25/2047 •		911	584
1.147% due 11/25/2035 •		3,003	2,985
1.357% due 11/25/2035 •		274	268

Halseypoint Clo Ltd.
1.694% due 07/20/2031 •		1,650	1,650

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	2,100	2,300
0.680% due 10/20/2031 •		5,200	5,683

Home Equity Mortgage Loan Asset-Backed Trust
0.627% due 04/25/2037 •		$2,413	1,865

HSI Asset Securitization Corp. Trust
0.607% due 12/25/2036 •		7,649	7,058

JP Morgan Mortgage Acquisition Trust
0.727% due 07/25/2036 •		1,105	983
0.727% due 08/25/2036 •		1,100	1,042
0.757% due 03/25/2037 •		5,503	5,311

KKR CLO Ltd.
1.181% due 07/18/2030 •		3,000	2,997
1.401% due 07/15/2034 •		2,250	2,227
1.841% due 07/18/2030 •		5,200	5,184

LCM LP
1.748% due 07/19/2027 •		4,600	4,574

Long Beach Mortgage Loan Trust
1.017% due 10/25/2034 •		12	12
1.217% due 08/25/2045 •		122	122
1.372% due 08/25/2035 ~		2,200	2,124

M360 Ltd.
2.697% due 11/22/2038 •		3,800	3,776

Madison Park Euro Funding DAC
0.740% due 10/25/2030 •	EUR	2,400	2,644

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		1,150	1,261

MASTR Asset-Backed Securities Trust
0.557% due 11/25/2036 •		$8,247	5,764

MF1 Ltd.
1.800% due 02/19/2037 •		8,700	8,619

Morgan Stanley ABS Capital, Inc. Trust
0.587% due 02/25/2037 •		2,134	1,980
0.597% due 05/25/2037 •		461	423
0.637% due 02/25/2037 •		1,522	606
0.672% due 03/25/2037 •		9,162	4,455
0.687% due 09/25/2036 •		784	417
0.757% due 06/25/2036 •		1,583	966
0.817% due 02/25/2037 •		2,001	812
1.387% due 07/25/2035 •		3,807	3,785

Morgan Stanley Mortgage Loan Trust
0.637% due 12/25/2036 •		2,422	1,160

Nassau Ltd.
1.391% due 10/15/2029 •		3,055	3,058

Oaktree CLO Ltd.
1.374% due 10/20/2032 •		4,600	4,560

Option One Mortgage Loan Trust
0.557% due 07/25/2036 •		2,582	1,437
0.587% due 07/25/2037 •		3,338	2,788

OZLM Ltd.
1.704% due 07/20/2032 •		3,700	3,688
1.954% due 07/20/2032 •		2,250	2,230

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029		2,672	2,618

46	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square European Loan Funding DAC
0.730% due 07/15/2031 ~	EUR	6,500	$7,139
0.780% due 04/15/2031 •		8,200	9,062

Popular ABS Mortgage Pass-Through Trust
0.787% due 07/25/2036 •		$1,704	1,666

PRET LLC
1.744% due 07/25/2051 þ		3,273	3,116
1.868% due 07/25/2051 þ		2,560	2,435
2.487% due 10/25/2051 þ		5,027	4,877

Pretium Mortgage Credit Partners LLC
3.721% due 07/25/2051 þ		6,476	6,366

Providus CLO DAC
0.750% due 07/15/2031 •	EUR	2,800	3,068

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		$2,849	2,746

Residential Asset Mortgage Products Trust
1.522% due 05/25/2035 •		3,017	2,927

Residential Asset Securities Corp. Trust
1.117% due 12/25/2035 •		10,019	9,863
1.162% due 11/25/2035 •		13,000	12,628

Saxon Asset Securities Trust
1.132% due 11/25/2037 ~		3,580	3,546

Sculptor European CLO DAC
0.790% due 01/14/2032 •	EUR	11,100	12,184

Securitized Asset-Backed Receivables LLC Trust
0.547% due 05/25/2037 •		$10,597	7,354
0.957% due 05/25/2036 •		2,752	1,808

Segovia European CLO DAC
0.880% due 07/20/2032 •	EUR	3,100	3,397

SMB Private Education Loan Trust
2.850% due 11/16/2054		$14,900	14,415

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		4,342	4,282

Sound Point CLO Ltd.
1.238% due 07/25/2030 •		600	601

Soundview Home Loan Trust
0.922% due 02/25/2036 •		3,100	3,012
1.297% due 08/25/2035 ^•		2,989	2,881
1.537% due 07/25/2035 •		2,908	2,901

Starwood Mortgage Trust
1.850% due 11/15/2038 •		13,200	13,095

Structured Asset Investment Loan Trust
0.607% due 09/25/2036 •		443	435

Structured Asset Securities Corp. Mortgage Loan Trust
1.107% due 04/25/2031 •		4,830	4,713

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •		2,500	2,480

TCI-Symphony CLO Ltd.
1.794% due 10/13/2032 •		6,330	6,267

Telos CLO Ltd.
1.191% due 04/17/2028 •		220	220

Theorem Funding Trust
1.210% due 12/15/2027		3,808	3,754

TICP CLO Ltd.
1.094% due 04/20/2028 •		858	858

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tikehau CLO BV
0.870% due 08/04/2034 •	EUR	5,400	$5,925

Towd Point Mortgage Trust
1.457% due 05/25/2058 •		$1,961	1,963
3.207% due 10/25/2057 ~		4,900	4,686

Trestles CLO Ltd.
1.425% due 07/21/2034 •		2,250	2,229

Trinitas Euro CLO DAC
1.550% due 08/15/2033 •	EUR	857	949

Venture CLO Ltd.
1.274% due 04/20/2029 •		$3,438	3,439
1.538% due 08/28/2029 •		6,814	6,815
1.699% due 07/30/2032 •		4,300	4,270
2.049% due 07/30/2032 •		5,200	5,144

WaMu Asset-Backed Certificates WaMu Trust
0.627% due 07/25/2047 •		1,528	1,242

Total Asset-Backed Securities (Cost $500,631)			498,232

SOVEREIGN ISSUES 0.7%

Argentina Government International Bond
0.500% due 07/09/2030 þ		1,223	413
1.000% due 07/09/2029		307	106
1.125% due 07/09/2035 þ		2,698	828
2.500% due 07/09/2041 þ		9,150	3,248
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	4,863	25

Brazil Government International Bond
4.750% due 01/14/2050		$2,644	2,222

Israel Government International Bond
1.250% due 11/30/2022	ILS	9,200	2,901

Saudi Government International Bond
3.450% due 02/02/2061		$3,700	3,289
4.000% due 04/17/2025		1,500	1,558
4.500% due 10/26/2046		200	211
5.000% due 04/17/2049		600	684

Total Sovereign Issues (Cost $18,394)			15,485

		SHARES
PREFERRED SECURITIES 1.1%

FINANCIALS 0.3%

Banco Santander SA
6.750% due 04/25/2022 •(e)(f)		1,600,000	1,779

CaixaBank SA
6.000% due 07/18/2022 •(e)(f)		200,000	224
6.750% due 06/13/2024 •(e)(f)		600,000	701

JPMorgan Chase & Co.
3.769% (US0003M + 3.470%) due 07/30/2022 ~(e)		1,227,000	1,227

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(e)		504,225	652

Truist Financial Corp.
4.950% due 09/01/2025 •(e)		2,300,000	2,361

			6,944

		SHARES	MARKET VALUE (000S)
UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(e)(g)		700,035	$18,236

Total Preferred Securities (Cost $25,942)			25,180

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 42.6%

REPURCHASE AGREEMENTS (h) 21.5%
			513,580

ISRAEL TREASURY BILLS 1.7%
(0.025)% due 06/08/2022 - 01/04/2023 (b)(c)	ILS	129,200	40,418

U.S. TREASURY BILLS 19.4%
0.384% due 04/19/2022 - 06/30/2022 (b)(c)(j)(l)		$463,100	462,818

Total Short-Term Instruments (Cost $1,017,232)			1,016,816

Total Investments in Securities (Cost $2,384,833)			2,370,963

		SHARES
INVESTMENTS IN AFFILIATES 3.3%

SHORT-TERM INSTRUMENTS 3.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.3%

PIMCO Short Asset Portfolio		8,006,402	78,927

PIMCO Short-Term Floating NAV Portfolio III		15,646	152

Total Short-Term Instruments (Cost $80,422)			79,079

Total Investments in Affiliates (Cost $80,422)			79,079

Total Investments 102.8% (Cost $2,465,255)			$2,450,042

Financial Derivative Instruments (i)(k) 4.7% (Cost or Premiums, net $(8,084))			113,723

Other Assets and Liabilities, net (7.5)%			(179,354)

Net Assets 100.0%			$2,384,411

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	47

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

(d)	Principal amount of security is adjusted for inflation.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$ 18,935	$18,236	0.76%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BRC	0.280%	03/31/2022	04/01/2022	$308,100	U.S. Treasury Floating Rate Note 0.661% due 07/31/2022	$(314,736)	$308,100	$308,103
FICC	0.010	03/31/2022	04/01/2022	23,980	U.S. Treasury Bills 0.000% due 08/04/2022	(24,460)	23,980	23,980
	0.240	03/31/2022	04/01/2022	181,500	U.S. Treasury Bonds 2.875% - 3.000% due 08/15/2048 - 05/15/2049	(185,129)	181,500	181,501

Total Repurchase Agreements						$(524,325)	$513,580	$513,584

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (5.8)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037	$ 26,300	$(26,128)	$(25,545)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	65,700	(62,873)	(60,996)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	47,400	(45,252)	(45,132)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2052	6,000	(6,467)	(6,314)

Total U.S. Government Agencies				(140,720)	(137,987)

Sovereign Issues (0.6)%
Canada Government International Bond	2.750%	12/01/2048	CAD 17,000	(14,127)	(14,681)

Total Short Sales (6.4)%				$(154,847)	$(152,668)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$308,103	$0	$0	$0	$308,103	$(314,736)	$(6,633)
FICC	205,481	0	0	0	205,481	(209,589)	(4,108)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(14,681)	(14,681)	0	(14,681)

Total Borrowings and Other Financing Transactions	$513,584	$0	$0	$(14,681)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $136 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(2,701) at a weighted average interest rate of (0.010%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

48	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	06/2022	2,609	$591,036	$42,504	$0	$(8,512)
U.S. Treasury 30-Year Bond June Futures	06/2022	260	39,016	(1,100)	162	0

				$41,404	$162	$(8,512)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	129	$(22,642)	$1,049	$30	$(214)
Euro-Buxl 30-Year Bond June Futures	06/2022	28	(5,768)	242	6	(89)
U.S. Treasury 2-Year Note June Futures	06/2022	1,194	(253,035)	3,096	0	(196)
U.S. Treasury 5-Year Note June Futures	06/2022	856	(98,173)	2,576	0	(120)
U.S. Treasury 10-Year Note June Futures	06/2022	2,039	(250,542)	7,596	0	(510)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	97	(17,181)	691	0	(103)
United Kingdom Long Gilt June Futures	06/2022	11	(1,752)	20	2	(6)

				$15,270	$38	$(1,238)

Total Futures Contracts				$56,674	$200	$(9,750)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.207%	$800	$(10)	$8	$(2)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2024	0.650%	$ 900	$14	$(5)	$9	$0	$(1)
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.743	3,000	49	(17)	32	0	(1)
Boeing Co.	1.000	Quarterly	06/20/2023	0.822	2,800	8	(1)	7	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428	3,500	(12)	(52)	(64)	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2026	0.703	2,400	18	11	29	1	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791	300	4	(1)	3	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638	7,900	1,572	(412)	1,160	5	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.016	EUR 4,300	29	(29)	0	3	0
Stellantis NV	5.000	Quarterly	12/20/2026	1.378	4,200	971	(196)	775	0	0

						$2,653	$(702)	$1,951	$9	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	4,600	$(169)	$(229)	$(398)	$0	$(6)
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		100	(4)	(3)	(7)	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		14,200	(505)	(661)	(1,166)	0	(15)
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		1,600	155	(50)	105	0	0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		8,700	788	(226)	562	0	(4)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		1,700	85	11	96	0	(1)
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		900	20	(3)	17	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		9,900	243	(60)	183	2	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		84,800	1,920	(442)	1,478	0	(10)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		116,400	1,669	235	1,904	0	(7)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	49

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Crossover 36 5-Year Index	5.000%	Quarterly	12/20/2026	EUR	10,700	$1,412	$(453)	$959	$0	$(20)
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027		14,100	979	182	1,161	0	(29)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		44,300	1,321	(429)	892	0	(4)
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026		12,000	364	(140)	224	0	(2)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026		61,900	1,783	(671)	1,112	1	(5)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		15,100	229	5	234	2	(1)

						$10,290	$(2,934)	$7,356	$5	$(104)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	43,300	$(4,200)	$(533)	$(4,733)	$182	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		32,900	6,972	140	7,112	0	(369)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	$	9,600	60	(587)	(527)	10	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		37,400	(1,231)	(1,740)	(2,971)	49	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		7,800	162	(570)	(408)	24	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		33,300	(949)	(1,828)	(2,777)	109	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	13,700	(109)	(227)	(336)	108	0
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		5,600	37	(649)	(612)	43	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022	$	37,000	(403)	556	153	0	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		131,000	37	4,025	4,062	0	(9)
Pay	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		325,000	0	(15,577)	(15,577)	141	0
Pay	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		712,500	0	(35,461)	(35,461)	237	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		48,200	3	(930)	(927)	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		631,400	(19,702)	44,538	24,836	148	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		5,500	163	(461)	(298)	0	(1)
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		160,000	(516)	(11,902)	(12,418)	0	(7)
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		70,200	(153)	(127)	(280)	0	(7)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		227,300	4,862	(18,165)	(13,303)	65	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	01/31/2028		44,400	2	(229)	(227)	0	(43)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		88,500	(5,227)	(4,754)	(9,981)	53	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		36,600	(107)	2,102	1,995	0	(65)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		100,900	2,598	(11,210)	(8,612)	198	0
Pay	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		172,700	(8,502)	(10,494)	(18,996)	464	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2035		332,800	(4,850)	49,757	44,907	0	(1,323)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		47,100	6,861	(14,696)	(7,835)	355	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		28,300	5,758	555	6,313	0	(199)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	44,400	(4,174)	(678)	(4,852)	310	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		16,200	1,955	496	2,451	0	(162)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	700	(1)	(118)	(119)	0	(9)
Pay	UKRPI	3.593	Maturity	11/15/2028		4,200	0	(642)	(642)	0	(48)
Pay	UKRPI	3.595	Maturity	11/15/2028		15,000	180	(2,466)	(2,286)	0	(170)

							$(20,474)	$(31,875)	$(52,349)	$2,496	$(2,413)

Total Swap Agreements							$(7,541)	$(35,503)	$(43,044)	$2,510	$(2,520)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$200	$2,511	$2,711	$0	$(9,987)	$(2,523)	$(12,510)

(j)

Securities with an aggregate market value of $79,839 and cash of $4,245 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

50	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(237) for closed futures and unsettled variation margin asset of $1 and liability of $(3) for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022		DKK	32,410		$4,987	$167	$0
	04/2022			$15,266	CAD	19,606	417	0
	06/2022		HKD	1,209		$155	0	0
	06/2022		SGD	7		5	0	0
	06/2022			$166	ZAR	2,536	6	0

BPS	04/2022		CAD	2,247		$1,764	0	(34)
	04/2022		DKK	65,195		10,027	331	0
	04/2022		EUR	2,971		3,221	0	(66)
	04/2022			$14,610	CAD	18,233	0	(26)
	05/2022			1,167	ZAR	18,459	89	0
	06/2022		SGD	10		$8	0	0
	08/2022			$4,701	ZAR	75,062	351	0
	11/2022			496		7,955	34	0

CBK	04/2022	«		2	RUB	122	0	0
	05/2022	«		2		144	0	0
	05/2022		ZAR	18,459		$1,180	0	(77)
	06/2022		ILS	4,599		1,420	0	(24)
	08/2022			46,016		14,694	211	0
	10/2022			2,801		895	11	0
	11/2022			27,324		8,729	87	0
	12/2022			28,102		8,972	73	(1)
	01/2023			28,495		9,026	0	(13)

DUB	04/2022			$5,576	DKK	37,796	45	0
	05/2022	«		2	RUB	157	0	0
	07/2022		DKK	37,655		$5,576	0	(43)
	12/2022		ILS	1,200		379	0	(1)

GLM	04/2022	«		$13	RUB	964	0	(1)
	05/2022		KRW	126,604		$103	0	(2)
	05/2022	«		$4	RUB	297	0	0
	11/2022		ZAR	4,283		$267	0	(18)

HUS	04/2022		CAD	19,888		15,747	0	(162)
	04/2022		GBP	1,352		1,775	0	(1)
	04/2022			$8,268	EUR	7,516	46	0
	04/2022			6,976	GBP	5,304	4	(12)
	05/2022			1,869	EUR	1,682	0	(6)

JPM	05/2022		CNH	1,531		$241	1	0
	05/2022			$11,091	MXN	230,237	424	0

MBC	05/2022		CNH	987		$155	0	0

MYI	04/2022		BRL	22,961		4,407	0	(415)
	04/2022		CAD	36,968		29,339	22	(253)
	04/2022		DKK	12,875		1,974	60	0
	04/2022		TRY	3,449		227	0	(5)
	04/2022			$4,653	BRL	22,961	170	0
	04/2022			18,773	DKK	127,032	119	0
	04/2022			157,492	EUR	141,433	0	(1,032)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	51

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	05/2022		BRL	22,961		$4,617	$0	$(167)
	05/2022		EUR	141,433		157,630	1,036	0
	05/2022	«		$2	RUB	138	0	0
	06/2022		SGD	7		$5	0	0
	07/2022		DKK	131,478		19,509	3	(114)

RBC	04/2022			$15,788	CAD	20,057	255	0
	06/2022		MXN	228,462		$11,091	0	(250)
	08/2022		ZAR	75,062		4,772	0	(280)

SCX	04/2022		EUR	145,978		164,173	2,685	0
	04/2022		GBP	33,136		44,472	943	0
	04/2022	«		$2	RUB	171	0	0
	05/2022		CNH	985		$155	0	0
	05/2022		GBP	29,184		38,418	88	0

SOG	05/2022	«		$5	RUB	382	0	(1)

UAG	04/2022		DKK	61,150		$9,329	235	0
	05/2022	«		$4	RUB	293	0	0

Total Forward Foreign Currency Contracts							$7,913	$(3,004)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	166,100	$1,595	$3,628

Total Purchased Options							$1,595	$3,628

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	9,200	$(11)	$(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	8,000	(7)	(4)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	4,500	(7)	(5)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	07/20/2022	1,400	(15)	(9)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	3,600	(5)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	1,500	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	8,800	(18)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	8,200	(13)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	4,400	(20)	(6)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	4,500	(8)	(3)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	1,900	(13)	(7)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	1,500	(15)	(6)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	900	(9)	(3)

BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	200	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	9,400	(12)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	4,500	(5)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	700	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	3,500	(4)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	3,200	(4)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	7,700	(12)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	3,300	(7)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	4,000	(7)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	6,000	(27)	(8)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	4,000	(5)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	3,300	(5)	(4)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	4,500	(18)	(3)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	2,200	(12)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	10,200	(11)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	6,300	(7)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	6,900	(11)	(4)

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	1,400	(9)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	6,800	(7)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	4,800	(8)	(1)

52	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050%	05/18/2022	4,800	$ (8)	$ (1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	1,600	(11)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	3,600	(6)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	4,200	(7)	(6)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	4,400	(7)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,500	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	5,600	(7)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	4,900	(7)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	8,900	(34)	(15)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	2,600	(8)	(5)

MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	1,100	(6)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	4,500	(9)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	8,100	(10)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	4,300	(9)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	8,400	(12)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	3,900	(6)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	3,700	(4)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	4,300	(7)	(2)

						$ (481)	$ (179)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	332,300	$(1,595)	$(4,090)

Total Written Options							$(2,076)	$(4,269)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$249	$(62)	$65	$3	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	S&P 500 Total Return Index	2,757	0.609% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/20/2022	$26,109	$0	$133	$133	$0

FAR	Receive	S&P 500 Total Return Index	50,419	1.246% (3-Month USD-LIBOR plus a specified spread)	Maturity	04/20/2022	406,528	0	71,903	71,903	0
	Receive	S&P 500 Total Return Index	7,064	0.770% (3-Month USD-LIBOR plus a specified spread)	Monthly	08/03/2022	67,302	0	(33)	0	(33)
	Receive	S&P 500 Total Return Index	25,210	0.571% (3-Month USD-LIBOR plus a specified spread)	Maturity	11/09/2022	229,824	0	9,821	9,821	0

HUS	Receive	S&P 500 Total Return Index	31,203	0.506% (3-Month USD-LIBOR plus a specified spread)	Maturity	05/04/2022	264,045	0	32,097	32,097	0
	Receive	S&P 500 Total Return Index	1,832	0.824% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/08/2022	16,829	0	613	613	0
	Receive	S&P 500 Total Return Index	3,447	0.769% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/22/2022	32,345	0	466	466	0
	Receive	S&P 500 Total Return Index	17,586	0.639% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/10/2022	166,538	0	841	841	0
	Receive	S&P 500 Total Return Index	32,046	0.639% (3-Month USD-LIBOR plus a specified spread)	Maturity	11/23/2022	304,798	0	(180)	0	(180)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	53

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
RBC	Receive	S&P 500 Total Return Index	10,884	0.754% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/18/2022	$99,985	$0	$3,650	$3,650	$0
	Receive	S&P 500 Total Return Index	3,737	0.564% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/21/2022	35,604	0	(51)	0	(51)
	Receive	S&P 500 Total Return Index	2,445	0.675% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	23,295	0	(9)	0	(9)

								$0	$119,251	$119,524	$(273)

Total Swap Agreements								$(62)	$119,316	$119,527	$(273)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$590	$0	$3	$593	$0	$(42)	$0	$(42)	$551	$(570)	$(19)
BPS	805	0	0	805	(126)	(19)	0	(145)	660	(590)	70
BRC	0	0	0	0	0	(32)	0	(32)	(32)	263	231
CBK	382	0	133	515	(115)	(7)	0	(122)	393	(803)	(410)
DUB	45	0	0	45	(44)	(16)	0	(60)	(15)	0	(15)
FAR	0	0	81,724	81,724	0	0	(33)	(33)	81,691	(96,593)	(14,902)
GLM	0	0	0	0	(21)	0	0	(21)	(21)	0	(21)
GST	0	0	0	0	0	(21)	0	(21)	(21)	69	48
HUS	50	0	34,017	34,067	(181)	0	(180)	(361)	33,706	(46,850)	(13,144)
JPM	425	0	0	425	0	(28)	0	(28)	397	(330)	67
MYC	0	0	0	0	0	(14)	0	(14)	(14)	(3,426)	(3,440)
MYI	1,410	0	0	1,410	(1,986)	0	0	(1,986)	(576)	584	8
NGF	0	3,628	0	3,628	0	(4,090)	0	(4,090)	(462)	552	90
RBC	255	0	3,650	3,905	(530)	0	(60)	(590)	3,315	(5,010)	(1,695)
SCX	3,716	0	0	3,716	0	0	0	0	3,716	(2,110)	1,606
SOG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
UAG	235	0	0	235	0	0	0	0	235	(340)	(105)

Total Over the Counter	$7,913	$3,628	$119,527	$131,068	$(3,004)	$(4,269)	$(273)	$(7,546)

(l)

Securities with an aggregate market value of $1,468 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

54	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$200	$200
Swap Agreements	0	14	0	0	2,497	2,511

	$0	$14	$0	$0	$2,697	$2,711

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,913	$0	$7,913
Purchased Options	0	0	0	0	3,628	3,628
Swap Agreements	0	3	119,524	0	0	119,527

	$0	$3	$119,524	$7,913	$3,628	$131,068

	$0	$17	$119,524	$7,913	$6,325	$133,779

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$8,512	$0	$1,475	$9,987
Swap Agreements	0	107	0	0	2,416	2,523

	$0	$107	$8,512	$0	$3,891	$12,510

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,004	$0	$3,004
Written Options	0	179	0	0	4,090	4,269
Swap Agreements	0	0	273	0	0	273

	$0	$179	$273	$3,004	$4,090	$7,546

	$0	$286	$8,785	$3,004	$7,981	$20,056

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$53,108	$0	$26,615	$79,723
Swap Agreements	0	4,251	0	0	(13,659)	(9,408)

	$0	$4,251	$53,108	$0	$12,956	$70,315

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,177	$0	$16,177
Purchased Options	0	0	0	(15)	148	133
Written Options	0	1,048	0	1,829	1,041	3,918
Swap Agreements	0	13	314,383	0	(20)	314,376

	$0	$1,061	$314,383	$17,991	$1,169	$334,604

	$0	$5,312	$367,491	$17,991	$14,125	$404,919

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$37,537	$0	$(756)	$36,781
Swap Agreements	0	(3,880)	0	0	(39,943)	(43,823)

	$0	$(3,880)	$37,537	$0	$(40,699)	$(7,042)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,887)	$0	$(4,887)
Purchased Options	0	0	0	(128)	1,553	1,425
Written Options	0	78	0	(391)	(2,479)	(2,792)
Swap Agreements	0	9	(64,315)	0	0	(64,306)

	$0	$87	$(64,315)	$(5,406)	$(926)	$(70,560)

	$0	$(3,793)	$(26,778)	$(5,406)	$(41,625)	$(77,602)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	55

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)	March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$181,689	$0	$181,689
Industrials	0	87,777	0	87,777
Utilities	0	15,232	0	15,232
Municipal Bonds & Notes
California	0	1,210	0	1,210
Illinois	0	356	0	356
Nevada	0	145	0	145
New York	0	1,167	0	1,167
U.S. Government Agencies	0	69,957	0	69,957
U.S. Treasury Obligations	0	252,914	0	252,914
Non-Agency Mortgage-Backed Securities	0	204,803	0	204,803
Asset-Backed Securities	0	498,232	0	498,232
Sovereign Issues	0	15,485	0	15,485
Preferred Securities
Financials	0	6,944	0	6,944
Utilities	0	0	18,236	18,236
Short-Term Instruments
Repurchase Agreements	0	513,580	0	513,580
Israel Treasury Bills	0	40,418	0	40,418
U.S. Treasury Bills	0	462,818	0	462,818

	$0	$2,352,727	$18,236	$2,370,963

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	79,079	0	0	79,079

Total Investments	$79,079	$2,352,727	$18,236	$2,450,042

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(14,681)	$0	$(14,681)
U.S. Government Agencies	0	(137,987)	0	(137,987)

	$0	$(152,668)	$0	$(152,668)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	38	2,672	0	2,710
Over the counter	0	131,068	0	131,068

	$38	$133,740	$0	$133,778

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8,821)	(3,449)	0	(12,270)
Over the counter	0	(7,544)	(2)	(7,546)

	$(8,821)	$(10,993)	$(2)	$(19,816)

Total Financial Derivative Instruments	$(8,783)	$122,747	$(2)	$113,962

Totals	$70,296	$2,322,806	$18,234	$2,411,336

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

56	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.6%

CORPORATE BONDS & NOTES 16.5%

BANKING & FINANCE 10.2%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$200	$185
3.300% due 01/30/2032		200	181

Aviation Capital Group LLC
5.500% due 12/15/2024		400	412

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		325	288

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(e)(f)	EUR	200	229

Barclays PLC
1.839% (US0003M + 1.380%) due 05/16/2024 ~		$1,000	1,005
4.375% due 03/15/2028 •(e)(f)		200	177
7.125% due 06/15/2025 •(e)(f)	GBP	700	970
7.750% due 09/15/2023 •(e)(f)		$200	208
8.000% due 06/15/2024 •(e)(f)		300	318

Credit Suisse Group AG
3.750% due 03/26/2025		484	483
6.250% due 12/18/2024 •(e)(f)		200	202
6.375% due 08/21/2026 •(e)(f)		200	198
7.250% due 09/12/2025 •(e)(f)		264	267
7.500% due 07/17/2023 •(e)(f)		200	204
7.500% due 12/11/2023 •(e)(f)		400	415

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	500	543
1.625% due 01/20/2027		800	862
1.738% (US0003M + 1.230%) due 02/27/2023 ~		$1,188	1,194
1.750% due 01/17/2028	EUR	100	107
3.547% due 09/18/2031 •		$150	142

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,400	1,433

Erste Group Bank AG
6.500% due 04/15/2024 •(e)(f)	EUR	400	466

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		286	319

Ford Motor Credit Co. LLC
3.350% due 11/01/2022		$200	201
3.550% due 10/07/2022		600	601
4.389% due 01/08/2026		200	200

Goldman Sachs Group, Inc.
2.124% (SOFRRATE + 1.850%) due 03/15/2028 ~		1,000	1,025

HSBC Holdings PLC
2.848% due 06/04/2031 •		200	185
4.300% due 03/08/2026		220	226
4.950% due 03/31/2030		800	856
5.250% due 09/16/2022 •(e)(f)	EUR	200	224

ING Groep NV
4.250% due 05/16/2031 •(e)(f)		$300	256
5.750% due 11/16/2026 •(e)(f)		300	302

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(e)(f)	EUR	300	370

Lloyds Banking Group PLC
4.550% due 08/16/2028		$2,800	2,892
7.500% due 09/27/2025 •(e)(f)		1,000	1,063

Nationwide Building Society
4.363% due 08/01/2024 •		374	380

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~		1,800	1,817
4.519% due 06/25/2024 •		1,100	1,117
4.892% due 05/18/2029 •		396	412

Nissan Motor Acceptance Co. LLC
2.600% due 09/28/2022		300	300
2.650% due 07/13/2022		800	801

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	4,300	576

Nykredit Realkredit AS
1.500% due 10/01/2053		20,000	2,684

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Realkredit Danmark AS
1.500% due 10/01/2053	DKK	5,400	$725

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$440	450

Societe Generale SA
7.875% due 12/18/2023 •(e)(f)		400	418

Standard Chartered PLC
1.456% due 01/14/2027 •		900	819

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		800	704

UBS AG
5.125% due 05/15/2024 (f)		462	473
7.625% due 08/17/2022 (f)		363	368

Wells Fargo & Co.
2.393% due 06/02/2028 •		5,800	5,491

Weyerhaeuser Co.
4.000% due 04/15/2030		900	928

			37,672

INDUSTRIALS 3.5%

AEP Transmission Co. LLC
3.650% due 04/01/2050		1,200	1,162

Aker BP ASA
2.875% due 01/15/2026		150	146

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		400	376

Baidu, Inc.
3.425% due 04/07/2030		1,000	961

BAT Capital Corp.
3.222% due 08/15/2024		100	100

BAT International Finance PLC
3.950% due 06/15/2025		30	30

Boeing Co.
2.750% due 02/01/2026		200	194

Broadcom, Inc.
3.137% due 11/15/2035		200	177
3.419% due 04/15/2033		700	655
3.469% due 04/15/2034		600	557

Charter Communications Operating LLC
3.900% due 06/01/2052		400	339
4.908% due 07/23/2025		132	137

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		200	200

CVS Health Corp.
3.625% due 04/01/2027		1,400	1,425

DAE Funding LLC
1.625% due 02/15/2024		400	383
2.625% due 03/20/2025		200	191
3.375% due 03/20/2028		200	188

Equinor ASA
3.125% due 04/06/2030		1,400	1,396

Expedia Group, Inc.
6.250% due 05/01/2025		44	47

Imperial Brands Finance PLC
3.500% due 07/26/2026		200	196

Kraft Heinz Foods Co.
5.000% due 07/15/2035		16	17
5.200% due 07/15/2045		22	24

Magallanes, Inc.
4.054% due 03/15/2029		200	201
4.279% due 03/15/2032		700	704

MPLX LP
2.650% due 08/15/2030		300	275

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		600	592
4.810% due 09/17/2030		200	199

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030		300	282

Sands China Ltd.
3.100% due 03/08/2029		400	342
3.250% due 08/08/2031		400	328
5.400% due 08/08/2028		400	394

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

T-Mobile USA, Inc.
2.250% due 02/15/2026		$200	$189
3.375% due 04/15/2029		300	286
3.500% due 04/15/2031		200	189

			12,882

UTILITIES 2.8%

AT&T, Inc.
2.250% due 02/01/2032		500	444

Berkshire Hathaway Energy Co.
4.250% due 10/15/2050		700	752

Consolidated Edison Co. of New York, Inc.
3.950% due 04/01/2050		1,700	1,756

Exelon Corp.
4.050% due 04/15/2030		2,100	2,171

Idaho Power Co.
4.200% due 03/01/2048		1,000	1,049

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~		500	500
1.700% due 11/15/2023		500	488
3.000% due 06/15/2028		200	186
4.550% due 07/01/2030		200	199

Petrobras Global Finance BV
5.093% due 01/15/2030		446	446

Sprint Corp.
7.875% due 09/15/2023		600	638

Vodafone Group PLC
2.500% due 05/24/2039	EUR	500	566

Xcel Energy, Inc.
3.400% due 06/01/2030		$1,100	1,100

			10,295

Total Corporate Bonds & Notes (Cost $62,532)			60,849

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040		350	482

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		21	23

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041		20	26

Total Municipal Bonds & Notes (Cost $391)			531

U.S. GOVERNMENT AGENCIES 4.4%

Fannie Mae
0.807% due 07/25/2037 •		1	1
0.837% due 07/25/2037 •		1	1
0.857% due 09/25/2035 ~		3	3
0.867% due 09/25/2035 •		6	6
1.177% due 06/25/2037 •		10	11
2.310% due 08/01/2022		21	21
4.000% due 04/25/2042		493	518

Freddie Mac
0.967% due 06/15/2041 •		49	49
1.097% due 08/15/2037 •		9	9
1.107% due 10/15/2037 •		2	2
1.117% due 05/15/2037 - 09/15/2037 •		11	12
4.000% due 07/15/2042		427	460
5.000% due 03/01/2038		126	137
5.500% due 07/01/2028 - 07/01/2038		35	37

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	57

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
1.140% due 11/20/2062 •	$247	$245
3.500% due 01/15/2042 - 06/15/2045	272	277
5.000% due 08/15/2038 - 05/15/2039	38	41
6.000% due 08/15/2037	15	17

Ginnie Mae, TBA
5.000% due 04/01/2052	4,900	5,125

U.S. Small Business Administration
4.430% due 05/01/2029	8	8
5.290% due 12/01/2027	2	2
6.220% due 12/01/2028	2	2

Uniform Mortgage-Backed Security
3.500% due 09/01/2047 - 08/01/2048	2,854	2,885
4.000% due 07/01/2025 - 09/01/2025	13	13
4.500% due 06/01/2023 - 10/01/2041	139	149
5.500% due 10/01/2022 - 09/01/2041	409	447
6.000% due 07/01/2036 - 05/01/2041	135	150
6.500% due 10/01/2035	7	8

Uniform Mortgage-Backed Security, TBA
3.500% due 06/01/2052	100	100
4.500% due 05/01/2052	5,300	5,473

Total U.S. Government Agencies (Cost $16,190)		16,209

U.S. TREASURY OBLIGATIONS 17.1%

U.S. Treasury Bonds
1.375% due 11/15/2040	2,100	1,718
3.000% due 08/15/2048	154	168
3.000% due 02/15/2049	6,800	7,482
4.625% due 02/15/2040	1,807	2,370

U.S. Treasury Inflation Protected Securities (d)
0.625% due 02/15/2043	122	137
0.750% due 02/15/2045	477	549
1.000% due 02/15/2048	3,458	4,298
1.375% due 02/15/2044	844	1,083

U.S. Treasury Notes
0.375% due 12/31/2025 (i)	800	739
0.500% due 02/28/2026	3,400	3,144
1.750% due 12/31/2024 (i)	2,100	2,058
1.875% due 07/31/2022	8,352	8,382
2.000% due 07/31/2022	2,970	2,982
2.000% due 04/30/2024	300	298
2.125% due 05/15/2025	1,711	1,691
2.375% due 08/15/2024	3,862	3,855
2.375% due 05/15/2029	7,000	6,982
2.625% due 12/31/2025	200	201
2.875% due 09/30/2023	12,460	12,601
2.875% due 11/30/2023 (i)	1,180	1,193
3.000% due 09/30/2025	600	609
3.000% due 10/31/2025 (i)	600	609

Total U.S. Treasury Obligations (Cost $62,921)		63,149

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

American Home Mortgage Assets Trust
0.647% due 10/25/2046 ~	2,239	1,386

BCAP LLC Trust
3.278% due 03/27/2037 ~	193	169

Bear Stearns ALT-A Trust
0.777% due 02/25/2034 ~	7	7
0.777% due 06/25/2046 ^•	284	262
0.797% due 04/25/2037 •	224	217
2.677% due 11/25/2035 ^~	1,424	1,366

ChaseFlex Trust
0.757% due 07/25/2037 •	1,057	1,006

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.687% due 07/25/2036 •	105	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
3.042% due 06/25/2036 ^~		$22	$22

Countrywide Alternative Loan Trust
0.777% due 02/25/2047 •		9	8
0.807% due 05/25/2037 ^•		568	172
0.817% due 05/25/2047 ~		54	49
0.937% due 08/25/2047 •		1,122	1,086
1.141% due 02/25/2036 ~		6	5
2.595% due 03/25/2047 ^•		1,473	1,279
6.000% due 12/25/2034		672	656

Countrywide Home Loan Mortgage Pass-Through Trust
2.505% due 02/20/2035 ~		1	1
2.696% due 11/25/2034 ~		2	2

Credit Suisse Mortgage Capital Trust
2.215% due 11/25/2061 ~		223	218

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.757% due 03/25/2037 ^•		316	318

First Horizon Mortgage Pass-Through Trust
3.102% due 11/25/2037 ^~		151	143

GSR Mortgage Loan Trust
2.654% due 11/25/2035 ~		0	1
2.766% due 09/25/2035 ~		9	9
6.000% due 03/25/2037 ^		1	1
6.250% due 10/25/2036 ^		91	89

IndyMac INDX Mortgage Loan Trust
0.857% due 11/25/2046 •		683	680
0.997% due 10/25/2036 •		161	85

JP Morgan Mortgage Trust
2.614% due 08/25/2034 ~		8	8
2.723% due 07/25/2035 ~		158	158

Merrill Lynch Mortgage Investors Trust
2.898% due 09/25/2035 ^~		16	14

Morgan Stanley Mortgage Loan Trust
0.737% due 01/25/2036 •		316	201

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		2	1

PRET LLC
1.843% due 09/25/2051 þ		1,039	995

Prima Capital CRE Securitization Ltd.
3.500% due 04/15/2038		1,100	1,112

Residential Accredit Loans, Inc. Trust
0.627% due 01/25/2037 •		285	254
0.827% due 08/25/2036 •		80	77
1.501% due 09/25/2045 •		7	7
6.000% due 03/25/2037 ^		868	818

Structured Adjustable Rate Mortgage Loan Trust
0.757% due 02/25/2037 •		141	142

Structured Asset Mortgage Investments Trust
0.717% due 03/25/2037 •		4	2

Taurus UK DAC
1.005% due 05/17/2031 •	GBP	298	388

Wachovia Mortgage Loan Trust LLC
2.206% due 10/20/2035 ~		$43	42

WaMu Mortgage Pass-Through Certificates Trust
1.061% due 09/25/2046 ^•		788	757
1.141% due 02/25/2046 •		15	15
1.341% due 11/25/2042 •		10	9
2.547% due 01/25/2037 ^~		55	50
2.854% due 08/25/2046 ^~		365	359

Total Non-Agency Mortgage-Backed Securities (Cost $13,722)			14,747

ASSET-BACKED SECURITIES 18.7%

ACE Securities Corp. Home Equity Loan Trust
0.737% due 07/25/2036 •		362	301
4.957% due 08/25/2040 ^•		691	668

Apex Credit CLO Ltd.
2.528% due 09/20/2029 •		700	695

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	1,090	1,201

Ares European CLO DAC
0.780% due 10/15/2031 •		1,300	1,427
0.850% due 04/20/2032 ~		950	1,044

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities Trust
0.757% due 07/25/2036 •		$574	$539
0.777% due 05/25/2036 •		2,981	925

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.537% due 01/25/2034 •		400	391

Asset-Backed Securities Corp. Home Equity Loan Trust
1.417% due 07/25/2035 •		26	26

Aurium CLO DAC
0.730% due 01/16/2031 •	EUR	1,700	1,866

Bear Stearns Asset-Backed Securities Trust
0.777% due 08/25/2036 •		$118	115

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •	EUR	1,174	1,293

BNPP AM Euro CLO DAC
0.820% due 07/22/2032 •		1,100	1,206

Cairn CLO DAC
0.600% due 04/30/2031 •		600	661
0.780% due 10/15/2031 •		400	437

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		700	767
0.890% due 08/15/2032 •		700	768

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •		$228	228

Citigroup Mortgage Loan Trust
0.777% due 09/25/2036 •		1,019	852

Countrywide Asset-Backed Certificates
0.657% due 09/25/2047 ^•		399	387
0.747% due 01/25/2037 •		4,180	3,903
0.937% due 03/25/2036 •		84	82
1.117% due 04/25/2036 •		219	219
1.492% due 12/25/2035 •		770	759
1.522% due 07/25/2035 •		468	466
4.422% due 10/25/2046 ^~		1	3

Countrywide Asset-Backed Certificates Trust
1.177% due 05/25/2036 •		1,420	1,411

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	500	547

Ellington Loan Acquisition Trust
1.507% due 05/25/2037 •		$410	407

Fortress Credit Investments Ltd.
1.933% due 12/17/2026 ~		1,800	1,801

Gallatin CLO Ltd.
1.737% due 07/15/2031 •		600	596

GSAMP Trust
0.527% due 12/25/2036 •		4	3
0.687% due 01/25/2037 •		902	831

Halseypoint Clo Ltd.
1.694% due 07/20/2031 •		300	300

HSI Asset Securitization Corp. Trust
0.597% due 01/25/2037 •		518	461

KKR CLO Ltd.
1.181% due 07/18/2030 •		400	400
1.641% due 04/15/2031 •		400	395
1.841% due 07/18/2030 •		800	797

LCM LP
1.748% due 07/19/2027 •		700	696

Madison Park Euro Funding DAC
0.740% due 10/25/2030 •	EUR	400	441

Man GLG Euro CLO
1.700% due 10/15/2032 •		1,000	1,092
1.970% due 10/15/2032		500	509

MASTR Asset-Backed Securities Trust
0.507% due 01/25/2037 •		$6	2

Merrill Lynch Mortgage Investors Trust
0.757% due 08/25/2037 •		1,171	719
0.977% due 02/25/2037 •		2,047	808

MF1 Ltd.
1.800% due 02/19/2037 •		1,300	1,288

Morgan Stanley ABS Capital, Inc. Trust
0.587% due 01/25/2037 ~		2,213	1,260
0.672% due 03/25/2037 •		1,612	784

Mountain View CLO LLC
1.331% due 10/16/2029 •		780	780

58	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nassau Ltd.
1.391% due 10/15/2029 •		$555	$556

NovaStar Mortgage Funding Trust
0.957% due 09/25/2036 •		1,162	627

Option One Mortgage Loan Trust
0.677% due 04/25/2037 •		825	664
0.677% due 05/25/2037 •		479	349
0.997% due 01/25/2036 •		814	793
1.237% due 02/25/2035 •		1,049	1,033

Palmer Square European Loan Funding DAC
0.730% due 07/15/2031 ~	EUR	1,000	1,098
0.780% due 04/15/2031 •		1,200	1,326

PRET LLC
1.744% due 07/25/2051 þ		$636	606
2.487% due 10/25/2051 þ		773	750

Providus CLO DAC
0.750% due 07/15/2031 •	EUR	400	438

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		$207	94

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		491	473

Residential Asset Securities Corp. Trust
1.177% due 01/25/2036 ~		2,200	2,159

Sculptor European CLO DAC
0.790% due 01/14/2032 •	EUR	1,700	1,866

Securitized Asset-Backed Receivables LLC Trust
0.937% due 07/25/2036 •		$328	173

SG Mortgage Securities Trust
0.817% due 02/25/2036 •		1,721	1,109

Sound Point CLO Ltd.
1.249% due 01/23/2029 •		1,054	1,051

Soundview Home Loan Trust
0.537% due 06/25/2037 •		2	2
0.567% due 02/25/2037 •		1,536	520
0.607% due 03/25/2037 •		140	135
0.667% due 06/25/2037 •		554	419

Starwood Mortgage Trust
1.850% due 11/15/2038 •		2,000	1,984

Structured Asset Securities Corp. Mortgage Loan Trust
0.687% due 05/25/2047 •		641	626
0.877% due 02/25/2037 •		432	423

Symphony CLO Ltd.
1.121% due 04/15/2028 •		246	245

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •		400	397

TCI-Symphony CLO Ltd.
1.794% due 10/13/2032 •		1,000	990

Theorem Funding Trust
1.850% due 02/15/2028		1,138	1,125

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$3,515	$3,457

Tralee CLO Ltd.
1.708% due 10/25/2032 ~		400	397

Venture CLO Ltd.
1.538% due 08/28/2029 •		1,278	1,278
1.699% due 07/30/2032 •		700	695
2.049% due 07/30/2032 •		800	791

WaMu Asset-Backed Certificates WaMu Trust
0.817% due 04/25/2037 •		4,399	2,058

Wells Fargo Home Equity Asset-Backed Securities Trust
1.207% due 12/25/2035 •		701	691

Total Asset-Backed Securities (Cost $69,485)			68,955

SOVEREIGN ISSUES 1.3%

Argentina Government International Bond
0.500% due 07/09/2030 þ		256	86
1.000% due 07/09/2029		54	19
1.125% due 07/09/2035 þ		469	144
2.500% due 07/09/2041 þ		1,629	578
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	996	5

Brazil Government International Bond
4.750% due 01/14/2050		$582	489

Israel Government International Bond
0.750% due 07/31/2022	ILS	6,500	2,041

Saudi Government International Bond
3.450% due 02/02/2061		$800	711
4.000% due 04/17/2025		374	389
5.000% due 04/17/2049		200	228

Total Sovereign Issues (Cost $5,193)			4,690

		SHARES
PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

JPMorgan Chase & Co.
3.769% (US0003M + 3.470%) due 07/30/2022 ~(e)		225,000	225

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(e)		113,250	147

Total Preferred Securities (Cost $356)			372

SHORT-TERM INSTRUMENTS 40.4%

REPURCHASE AGREEMENTS (g) 6.3%
			23,107

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 2.8%

Federal Home Loan Bank
0.000% due 04/01/2022 (b)(c)		$10,400	$10,400

ISRAEL TREASURY BILLS 1.1%
0.004% due 04/06/2022 - 01/04/2023 (a)(b)	ILS	13,700	4,292

U.S. TREASURY BILLS 21.6%
0.371% due 04/12/2022 - 06/30/2022 (a)(b)(i)(k)		$79,900	79,847

U.S. TREASURY CASH MANAGEMENT BILLS 8.6%
0.652% due 06/28/2022 - 07/19/2022 (a)(b)(k)		32,000	31,937

Total Short-Term Instruments (Cost $149,478)			149,583

Total Investments in Securities (Cost $380,268)			379,085

		SHARES
INVESTMENTS IN AFFILIATES 3.7%

SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%

PIMCO Short Asset Portfolio		1,373,317	13,538

PIMCO Short-Term Floating NAV Portfolio III		6,660	65

Total Short-Term Instruments (Cost $13,833)			13,603

Total Investments in Affiliates (Cost $13,833)			13,603

Total Investments 106.3% (Cost $394,101)			$392,688

Financial Derivative Instruments (h)(j) (2.1)% (Cost or Premiums, net $(7,069))			(7,623)

Other Assets and Liabilities, net (4.2)%			(15,619)

Net Assets 100.0%			$369,446

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Coupon represents a yield to maturity.

(d)	Principal amount of security is adjusted for inflation.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	59

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$1,107	U.S. Treasury Bills 0.000% due 08/04/2022	$(1,129)	$1,107	$1,107
SAL	0.280	03/31/2022	04/01/2022	22,000	U.S. Treasury Notes 2.500% due 08/15/2023	(22,486)	22,000	22,000

Total Repurchase Agreements						$(23,615)	$23,107	$23,107

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (6.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037	$ 3,900	$(3,853)	$(3,788)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	10,500	(10,049)	(9,748)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	7,100	(6,778)	(6,761)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2052	3,900	(4,203)	(4,104)

Total U.S. Government Agencies				(24,883)	(24,401)

Sovereign Issues (0.9)%
Canada Government International Bond	2.750%	12/01/2048	CAD 3,900	(3,241)	(3,368)

Total Short Sales (7.5)%				$(28,124)	$(27,769)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$1,107	$0	$0	$0	$1,107	$(1,129)	$(22)
SAL	22,000	0	0	0	22,000	(22,486)	(486)

Master Securities Forward Transaction Agreement
TDM	$0	$0	$0	$(3,368)	(3,368)	0	(3,368)

Total Borrowings and Other Financing Transactions	$23,107	$0	$0	$(3,368)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $31 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Mini MSCI EAFE Index June Futures	06/2022	50	$	5,361	$172	$0	$(53)
U.S. Treasury 2-Year Note June Futures	06/2022	2		424	(6)	0	0

					$166	$0	$(53)

60	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	7	$	(1,229)	$39	$2	$(11)
Euro-Buxl 30-Year Bond June Futures	06/2022	4		(824)	35	1	(13)
U.S. Treasury 5-Year Note June Futures	06/2022	463		(53,100)	1,320	0	(65)
U.S. Treasury 10-Year Note June Futures	06/2022	60		(7,373)	224	0	(15)
U.S. Treasury 30-Year Bond June Futures	06/2022	170		(25,511)	775	0	(106)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	76		(13,462)	541	0	(81)
United Kingdom Long Gilt June Futures	06/2022	3		(478)	5	0	(2)

					$2,939	$3	$(293)

Total Futures Contracts					$3,105	$3	$(346)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2026	1.341%	$	300	$(2)	$(2)	$(4)	$0	$0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		400	(2)	(5)	(7)	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		400	5	(1)	4	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638		1,300	259	(68)	191	1	0
Stellantis NV	5.000	Quarterly	12/20/2026	1.378	EUR	800	185	(38)	147	0	0

							$445	$(114)	$331	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	(1.000)%	Quarterly	12/20/2025	$	3,200	$(76)	$16	$(60)	$0	$(1)
CDX.IG-37 5-Year Index	(1.000)	Quarterly	12/20/2026		8,800	(218)	65	(153)	1	0

						$(294)	$81	$(213)	$1	$(1)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	6,400	$(621)	$(78)	$(699)	$27	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		4,900	1,039	20	1,059	0	(55)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	$	1,400	9	(86)	(77)	1	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		5,600	(185)	(260)	(445)	7	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		1,200	25	(88)	(63)	4	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		5,400	(156)	(294)	(450)	18	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	4,150	678	(780)	(102)	33	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022	$	34,200	(358)	500	142	0	0
Pay	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		82,400	163	(4,112)	(3,949)	36	0
Pay	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		114,900	76	(5,795)	(5,719)	38	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		26,600	(1,160)	1,842	682	4	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		24,700	(2,665)	2,190	(475)	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		144,500	(5,035)	10,719	5,684	34	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		1,700	(147)	152	5	0	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		2,700	63	(209)	(146)	0	0
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		7,600	(14)	(576)	(590)	0	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		71,900	2,375	(6,583)	(4,208)	21	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		21,400	(2,510)	2,340	(170)	0	(11)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		16,000	(945)	(860)	(1,805)	10	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		60,200	983	(6,121)	(5,138)	118	0
Receive	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		4,600	30	476	506	0	(12)
Receive	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		18,200	(166)	1,828	1,662	0	(50)
Receive	3-Month USD-LIBOR	1.170	Semi-Annual	08/04/2031		29,400	56	2,918	2,974	0	(77)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		1,100	(25)	(158)	(183)	8	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		5,200	1,058	102	1,160	0	(37)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	6,800	(616)	(127)	(743)	47	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	61

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month EUR-EURIBOR	0.500%	Annual	09/21/2052	EUR	2,500	$276	$102	$378	$0	$(25)
Pay	UKRPI	3.595	Maturity	11/15/2028	GBP	5,500	554	(1,392)	(838)	0	(63)

							$(7,218)	$(4,330)	$(11,548)	$406	$(331)

Total Swap Agreements							$(7,067)	$(4,363)	$(11,430)	$408	$(332)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$3	$408	$411	$0	$(346)	$(332)	$(678)

(i)

Securities with an aggregate market value of $5,701 and cash of $2,714 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	DKK	5,060		$779	$26	$0
	04/2022	JPY	239,800		2,070	100	0
	04/2022		$3,502	CAD	4,498	96	0
	05/2022	SEK	1,910		$195	0	(9)
	06/2022	SGD	6		4	0	0

BPS	04/2022	CAD	494		387	0	(8)
	04/2022	DKK	10,085		1,551	51	0
	04/2022	GBP	482		646	13	0
	04/2022		$3,309	CAD	4,130	0	(6)
	04/2022		1,915	JPY	219,800	0	(110)
	05/2022	EUR	17,717		$20,101	473	0
	05/2022		$125	ZAR	1,980	10	0
	06/2022	SGD	10		$7	0	0
	08/2022		$504	ZAR	8,052	38	0
	11/2022		124		1,986	8	0

CBK	04/2022	ILS	8,900		$2,726	0	(63)
	05/2022	ZAR	1,980		127	0	(8)
	06/2022	ILS	4,200		1,296	0	(22)

62	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2022	ILS	6,596		$2,034	$0	$(42)
	01/2023		600		190	0	0

DUB	04/2022		$899	DKK	6,097	7	0
	07/2022	DKK	6,074		$899	0	(7)

GLM	05/2022	EUR	2,173		2,388	0	(19)
	11/2022	ZAR	1,491		93	0	(6)

HUS	04/2022	CAD	4,569		3,618	0	(37)
	04/2022	CHF	512		552	0	(2)
	04/2022	GBP	819		1,081	5	0
	04/2022		$498	CHF	456	0	(4)
	04/2022		400	GBP	303	0	(2)
	05/2022	EUR	130		$141	0	(3)

JPM	05/2022	CNH	213		34	0	0
	05/2022		$1,238	MXN	25,701	47	0

MBC	05/2022	CNH	138		$22	0	0

MYI	04/2022	BRL	4,523		868	0	(82)
	04/2022	CAD	8,394		6,661	5	(58)
	04/2022	DKK	1,955		300	9	0
	04/2022		$917	BRL	4,523	33	0
	04/2022		3,028	DKK	20,491	19	0
	05/2022	BRL	4,523		$909	0	(33)
	05/2022		$181	SEK	1,720	2	0
	06/2022	SGD	7		$5	0	0
	07/2022	DKK	21,209		3,147	1	(18)

RBC	04/2022		$3,636	CAD	4,619	59	0
	06/2022	MXN	25,525		$1,239	0	(28)
	08/2022	ZAR	8,052		512	0	(30)

SCX	05/2022	CNH	137		22	0	0

UAG	04/2022	DKK	10,585		1,615	41	0

Total Forward Foreign Currency Contracts						$1,043	$(597)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	30,200	$290	$660

Total Purchased Options							$290	$660

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	1,400	$(1)	$0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	1,200	(1)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	07/20/2022	200	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	500	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	700	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	1,400	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	1,300	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	600	(3)	(1)

BPS	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	100	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	100	(1)	0

BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	200	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	1,400	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	700	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	100	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	600	(3)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	100	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	500	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	500	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	1,200	(2)	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	63

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000%	06/15/2022	1,900	$(3)	$(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	600	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	200	(1)	0

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	700	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	600	(1)	(1)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	700	(3)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	300	(1)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,700	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	1,000	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	1,100	(2)	(1)

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	200	(1)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	1,000	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	800	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	800	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	600	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	600	(1)	(1)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	600	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,400	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	900	(1)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	700	(1)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	400	(4)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	200	(2)	(1)

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	600	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	700	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	1,400	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	1,100	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	600	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	600	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	600	(1)	0

						$(71)	$(28)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	60,400	$(290)	$(743)

Total Written Options							$(361)	$(771)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	0.925%	EUR	300	$69	$(19)	$50	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
HUS	Receive	NDDUEAFE Index	10,393	0.114% (3-Month USD-LIBOR less a specified spread)	Quarterly	09/14/2022	$75,249	$0	$(34)	$0	$(34)

JPM	Receive	NDDUEAFE Index	853	0.354% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/11/2022	6,137	0	37	37	0
	Receive	NDDUEAFE Index	4,496	0.827% (1-Month USD-LIBOR less a specified spread)	Quarterly	06/22/2022	32,882	0	(341)	0	(341)
	Receive	NDDUEAFE Index	11,238	0.836% (3-Month USD-LIBOR less a specified spread)	Maturity	07/06/2022	85,155	0	(3,837)	0	(3,837)

64	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability

MEI	Receive	NDDUEAFE Index	3,464	0.129% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/22/2022	$25,081	$0	$(12)	$0	$(12)
	Receive	NDDUEAFE Index	11,238	0.891% (3-Month USD-LIBOR less a specified spread)	Maturity	07/06/2022	85,155	0	(3,874)	0	(3,874)

MYI	Receive	NDDUEAFE Index	7,589	0.414% (3-Month USD-LIBOR less a specified spread)	Quarterly	08/10/2022	54,596	0	323	323	0

UAG	Receive	NDDUEAFE Index	1,075	0.410% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/13/2022	7,783	0	(3)	0	(3)

								$0	$(7,741)	$360	$(8,101)

Total Swap Agreements								$69	$(7,760)	$410	$(8,101)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$222	$0	$0	$222	$(9)	$(6)	$0	$(15)	$207	$0	$207
BPS	593	0	0	593	(124)	0	0	(124)	469	(420)	49
BRC	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
CBK	0	0	0	0	(135)	(1)	0	(136)	(136)	0	(136)
DUB	7	0	0	7	(7)	(3)	0	(10)	(3)	0	(3)
GLM	0	0	0	0	(25)	0	0	(25)	(25)	0	(25)
GST	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
HUS	5	0	0	5	(48)	0	(34)	(82)	(77)	4,198	4,121
JPM	47	0	87	134	0	(5)	(4,178)	(4,183)	(4,049)	4,750	701
MEI	0	0	0	0	0	0	(3,886)	(3,886)	(3,886)	4,585	699
MYC	0	0	0	0	0	(2)	0	(2)	(2)	(777)	(779)
MYI	69	0	323	392	(191)	0	0	(191)	201	(610)	(409)
NGF	0	660	0	660	0	(743)	0	(743)	(83)	0	(83)
RBC	59	0	0	59	(58)	0	0	(58)	1	0	1
UAG	41	0	0	41	0	0	(3)	(3)	38	0	38

Total Over the Counter	$1,043	$660	$410	$2,113	$(597)	$(771)	$(8,101)	$(9,469)

(k)

Securities with an aggregate market value of $13,533 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	65

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	2	0	0	406	408

	$0	$2	$0	$0	$409	$411

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,043	$0	$1,043
Purchased Options	0	0	0	0	660	660
Swap Agreements	0	50	360	0	0	410

	$0	$50	$360	$1,043	$660	$2,113

	$0	$52	$360	$1,043	$1,069	$2,524

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$53	$0	$293	$346
Swap Agreements	0	1	0	0	331	332

	$0	$1	$53	$0	$624	$678

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$597	$0	$597
Written Options	0	28	0	0	743	771
Swap Agreements	0	0	8,101	0	0	8,101

	$0	$28	$8,101	$597	$743	$9,469

	$0	$29	$8,154	$597	$1,367	$10,147

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(993)	$0	$4,864	$3,871
Swap Agreements	0	90	0	0	(5,069)	(4,979)

	$0	$90	$(993)	$0	$(205)	$(1,108)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,857	$0	$1,857
Purchased Options	0	0	0	(3)	44	41
Written Options	0	156	0	372	203	731
Swap Agreements	0	18	69,789	0	(2)	69,805

	$0	$174	$69,789	$2,226	$245	$72,434

	$0	$264	$68,796	$2,226	$40	$71,326

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$152	$0	$(356)	$(204)
Swap Agreements	0	(5)	0	0	(1,537)	(1,542)

	$0	$(5)	$152	$0	$(1,893)	$(1,746)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(651)	$0	$(651)
Purchased Options	0	0	0	(28)	269	241
Written Options	0	0	0	(77)	(468)	(545)
Swap Agreements	0	(16)	(61,405)	0	0	(61,421)

	$0	$(16)	$(61,405)	$(756)	$(199)	$(62,376)

	$0	$(21)	$(61,253)	$(756)	$(2,092)	$(64,122)

66	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$37,672	$0	$37,672
Industrials	0	12,882	0	12,882
Utilities	0	10,295	0	10,295
Municipal Bonds & Notes
California	0	482	0	482
Illinois	0	23	0	23
Nebraska	0	26	0	26
U.S. Government Agencies	0	16,209	0	16,209
U.S. Treasury Obligations	0	63,149	0	63,149
Non-Agency Mortgage-Backed Securities	0	14,747	0	14,747
Asset-Backed Securities	0	68,955	0	68,955
Sovereign Issues	0	4,690	0	4,690
Preferred Securities
Financials	0	372	0	372
Short-Term Instruments
Repurchase Agreements	0	23,107	0	23,107
Short-Term Notes	0	10,400	0	10,400
Israel Treasury Bills	0	4,292	0	4,292
U.S. Treasury Bills	0	79,847	0	79,847
U.S. Treasury Cash Management Bills	0	31,937	0	31,937

	$0	$379,085	$0	$379,085

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$13,603	$0	$0	$13,603

Total Investments	$13,603	$379,085	$0	$392,688

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(3,368)	$0	$(3,368)
U.S. Government Agencies	0	(24,401)	0	(24,401)

	$0	$(27,769)	$0	$(27,769)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3	408	0	411
Over the counter	0	2,113	0	2,113

	$3	$2,521	$0	$2,524

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(79)	(599)	0	(678)
Over the counter	0	(9,469)	0	(9,469)

	$(79)	$(10,068)	$0	$(10,147)

Total Financial Derivative Instruments	$(76)	$(7,547)	$0	$(7,623)

Totals	$13,527	$343,769	$0	$357,296

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	67

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

CORPORATE BONDS & NOTES 12.0%

BANKING & FINANCE 7.8%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$1,000	$924
3.300% due 01/30/2032		1,000	903

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(f)(g)	EUR	1,200	1,375

Bank of America Corp.
1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		$3,900	3,936

Barclays PLC
1.839% (US0003M + 1.380%) due 05/16/2024 ~		6,500	6,533
3.650% due 03/16/2025		400	402
3.932% due 05/07/2025 •		900	908
4.375% due 01/12/2026		1,300	1,328
4.375% due 03/15/2028 •(f)(g)		200	177
4.972% due 05/16/2029 •		1,400	1,466
5.088% due 06/20/2030 •		400	416
7.125% due 06/15/2025 •(f)(g)	GBP	1,720	2,383
7.750% due 09/15/2023 •(f)(g)		$1,000	1,039

CaixaBank SA
3.625% due 09/14/2028 •(f)(g)	EUR	200	189

Credit Suisse AG
6.500% due 08/08/2023 (g)		$200	206

Credit Suisse Group AG
6.250% due 12/18/2024 •(f)(g)		1,300	1,315
6.375% due 08/21/2026 •(f)(g)		2,500	2,474
7.125% due 07/29/2022 •(f)(g)		200	201
7.500% due 07/17/2023 •(f)(g)		2,800	2,850
7.500% due 12/11/2023 •(f)(g)		4,500	4,665

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	100	109
1.625% due 01/20/2027		300	323
1.738% (US0003M + 1.230%) due 02/27/2023 ~		$9,036	9,085

Equitable Holdings, Inc.
4.350% due 04/20/2028		2,235	2,287

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	2,100	2,341

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		$2,000	2,005
3.350% due 11/01/2022		800	803
3.375% due 11/13/2025		500	489
3.550% due 10/07/2022		1,800	1,803
4.063% due 11/01/2024		200	200
5.584% due 03/18/2024		200	206

Goldman Sachs Group, Inc.
2.124% (SOFRRATE + 1.850%) due 03/15/2028 ~		5,500	5,640

HSBC Holdings PLC
2.848% due 06/04/2031 •		600	556
4.292% due 09/12/2026 •		1,300	1,318
4.300% due 03/08/2026		1,000	1,027
6.250% due 03/23/2023 •(f)(g)		500	507
6.500% due 03/23/2028 •(f)(g)		200	204

ING Groep NV
4.250% due 05/16/2031 •(f)(g)		600	512
6.875% due 04/16/2022 •(f)(g)		400	401

Lloyds Banking Group PLC
4.582% due 12/10/2025		1,200	1,226
5.125% due 12/27/2024 •(f)(g)	GBP	1,900	2,491
7.500% due 09/27/2025 •(f)(g)		$4,200	4,466

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~		4,400	4,441

NatWest Group PLC
4.445% due 05/08/2030 •		400	411

Natwest Group PLC
4.519% due 06/25/2024 •		3,000	3,046
4.800% due 04/05/2026		1,100	1,138
4.892% due 05/18/2029 •		2,600	2,706
5.076% due 01/27/2030 •		3,800	4,053
8.000% due 08/10/2025 •(f)(g)		1,200	1,305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Acceptance Co. LLC
2.600% due 09/28/2022		$680	$680
2.650% due 07/13/2022		4,906	4,915

Nomura Holdings, Inc.
1.851% due 07/16/2025		2,300	2,173
2.679% due 07/16/2030		1,900	1,730

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	23,200	3,107

Nykredit Realkredit AS
1.500% due 10/01/2053		110,500	14,828

Realkredit Danmark AS
1.500% due 10/01/2053		29,100	3,909

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$3,900	3,990

SL Green Realty Corp.
4.500% due 12/01/2022		4,469	4,496

Societe Generale SA
7.875% due 12/18/2023 •(f)(g)		2,100	2,200

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		4,600	4,045

UBS AG
5.125% due 05/15/2024 (g)		6,000	6,149
7.625% due 08/17/2022 (g)		4,700	4,771

UBS Group AG
4.125% due 09/24/2025		800	816

UniCredit SpA
9.250% due 06/03/2022 •(f)(g)	EUR	200	225

Weyerhaeuser Co.
4.000% due 04/15/2030		$3,886	4,007

WPC Eurobond BV
2.250% due 04/09/2026	EUR	5,538	6,191

			157,021

INDUSTRIALS 3.6%

Aker BP ASA
2.875% due 01/15/2026		$970	944

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		2,000	1,880

BAT Capital Corp.
3.222% due 08/15/2024		291	291

BAT International Finance PLC
3.950% due 06/15/2025		972	967

Boeing Co.
2.750% due 02/01/2026		1,300	1,261

Broadcom, Inc.
2.450% due 02/15/2031		1,500	1,340
3.419% due 04/15/2033		2,100	1,964
3.469% due 04/15/2034		1,900	1,764
3.500% due 02/15/2041		800	715
3.750% due 02/15/2051		300	270

CCO Holdings LLC
4.500% due 06/01/2033		500	450

Charter Communications Operating LLC
3.900% due 06/01/2052		2,300	1,947
4.908% due 07/23/2025		1,260	1,308

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,200	1,198

CVS Health Corp.
3.750% due 04/01/2030		2,332	2,376

DAE Funding LLC
1.625% due 02/15/2024		1,500	1,437
2.625% due 03/20/2025		1,000	953
3.375% due 03/20/2028		1,100	1,034

Hyatt Hotels Corp.
1.800% due 10/01/2024		3,400	3,274

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	3,000	3,287

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$3,200	3,142

Imperial Brands Finance PLC
3.125% due 07/26/2024		300	297
3.500% due 07/26/2026		400	392

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,400	$3,641

InterContinental Hotels Group PLC
2.125% due 05/15/2027		800	891

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$70	75
5.200% due 07/15/2045		194	210

Magallanes, Inc.
4.054% due 03/15/2029		1,000	1,006
4.279% due 03/15/2032		3,600	3,621

MPLX LP
2.650% due 08/15/2030		1,500	1,377

Netflix, Inc.
3.875% due 11/15/2029	EUR	2,400	2,888

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		$1,100	1,098
3.522% due 09/17/2025		2,200	2,159
4.345% due 09/17/2027		2,800	2,764
4.810% due 09/17/2030		800	795

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030		1,500	1,412

Sands China Ltd.
3.100% due 03/08/2029		200	171
5.125% due 08/08/2025		5,000	4,981
5.400% due 08/08/2028		3,600	3,547

Southern Co.
3.700% due 04/30/2030		3,595	3,610

T-Mobile USA, Inc.
2.700% due 03/15/2032		1,500	1,366
3.500% due 04/15/2031		1,000	943

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		2,400	2,107
3.375% due 07/09/2060		1,800	1,574

			72,727

UTILITIES 0.6%

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~		2,400	2,401
1.700% due 11/15/2023		2,400	2,341
3.000% due 06/15/2028		1,000	932
4.550% due 07/01/2030		1,400	1,391

Petrobras Global Finance BV
5.093% due 01/15/2030		2,965	2,965

Rio Oil Finance Trust
9.250% due 07/06/2024		677	710

Sprint Communications, Inc.
6.000% due 11/15/2022		486	497

Sprint Corp.
7.875% due 09/15/2023		874	930

			12,167

Total Corporate Bonds & Notes (Cost $247,328)			241,915

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.2%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035		1,265	1,687

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046		900	892

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
6.466% due 08/01/2023		1,070	1,128

			3,707

ILLINOIS 0.2%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		149	164

68	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	$3,500	$4,072

		4,236

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	95	124

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,235	1,247

Total Municipal Bonds & Notes (Cost $8,339)		9,314

U.S. GOVERNMENT AGENCIES 3.4%

Fannie Mae
0.317% due 03/25/2036 •	35	35
0.537% due 09/25/2042 •	86	86
0.577% due 03/25/2034 •	1	1
1.625% due 11/25/2023 •	3	3
1.825% due 08/01/2035 •	93	94
1.908% due 10/01/2035 •	35	35
1.952% due 07/01/2035 •	9	9
1.957% due 04/25/2024 •	3	3
1.996% due 02/01/2034 •	19	19
2.047% due 03/01/2036 •	37	37
2.153% due 07/01/2032 •	7	7
2.175% due 02/01/2035 •	11	11
2.185% due 08/01/2036 •	15	15
2.300% due 10/01/2035 •	16	16
2.423% due 11/01/2034 •	35	36

Freddie Mac
0.797% due 11/15/2043 •	950	953
1.341% due 10/25/2044 •	22	22
1.541% due 07/25/2044 •	96	99
1.595% due 09/01/2035 •	11	12
4.000% due 01/01/2048	55	57

Ginnie Mae
0.626% due 08/20/2062 •	703	703
1.750% (H15T1Y + 1.500%) due 11/20/2024 ~	6	6
3.500% due 02/15/2045 - 03/15/2045	1,882	1,916

Ginnie Mae, TBA
5.000% due 04/01/2052	9,600	10,040

U.S. International Development Finance Corp.
4.140% due 05/15/2030	749	792

Uniform Mortgage-Backed Security
3.500% due 04/01/2048	2,054	2,079
4.000% due 10/01/2030	76	78
5.500% due 09/01/2027	2	2

Uniform Mortgage-Backed Security, TBA
4.500% due 05/01/2052	50,400	52,049

Total U.S. Government Agencies (Cost $69,063)		69,215

U.S. TREASURY OBLIGATIONS 16.3%

U.S. Treasury Bonds
1.375% due 11/15/2040	20,100	16,447
1.625% due 11/15/2050	500	410
3.000% due 08/15/2048	874	956

U.S. Treasury Inflation Protected Securities (e)
0.625% due 02/15/2043	1,544	1,725
0.750% due 02/15/2045	2,507	2,881
1.000% due 02/15/2046	8,990	10,954
1.000% due 02/15/2048	895	1,112
1.375% due 02/15/2044	13,650	17,517

U.S. Treasury Notes
0.375% due 12/31/2025 (j)	5,400	4,987
0.500% due 02/28/2026	22,100	20,436
1.625% due 12/15/2022	64,804	64,930

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 05/15/2023		$1,330	$1,329
1.750% due 12/31/2024		19,273	18,890
1.875% due 07/31/2022 (j)		49,392	49,572
2.000% due 07/31/2022 (j)		32,147	32,278
2.000% due 11/30/2022 (j)		42,124	42,310
2.250% due 12/31/2023 (j)		3,800	3,800
2.625% due 12/31/2025		22,058	22,140
3.000% due 10/31/2025 (j)		15,086	15,326

Total U.S. Treasury Obligations (Cost $330,641)			328,000

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%

American Home Mortgage Assets Trust
0.647% due 05/25/2046 ^•		362	319
0.667% due 10/25/2046 •		164	102

American Home Mortgage Investment Trust
2.329% due 09/25/2045 •		6	6
2.829% due 02/25/2045 •		15	15

Banc of America Funding Trust
0.829% due 10/20/2036 •		214	177
3.482% due 01/20/2047 ^~		11	11

Bear Stearns ALT-A Trust
2.552% due 07/25/2035 ~		2,146	1,687
2.627% due 05/25/2035 ~		47	47
3.083% due 08/25/2036 ^~		389	321

Citigroup Commercial Mortgage Trust
1.724% due 09/10/2045 ~(a)		3,824	4

Citigroup Mortgage Loan Trust
0.507% due 01/25/2037 •		4,016	3,696
3.185% due 09/25/2037 ^~		1,970	1,866

Countrywide Alternative Loan Trust
0.659% due 07/20/2046 ^•		303	234
0.796% due 11/25/2036 «•		2	0
0.869% due 03/20/2046 ~		507	422
1.007% due 05/25/2035 •		1,072	834
2.191% due 10/20/2035 •		178	139
2.609% due 06/25/2037 ~		266	239

Countrywide Home Loan Mortgage Pass-Through Trust
1.037% due 04/25/2035 ~		48	44
1.097% due 03/25/2035 •		29	28

Credit Suisse First Boston Mortgage Securities Corp.
2.497% due 06/25/2033 ~		12	12

Credit Suisse Mortgage Capital Certificates
0.757% due 01/27/2037 •		931	690

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~		4,638	4,414

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.957% due 02/25/2035 •		224	223

Downey Savings & Loan Association Mortgage Loan Trust
0.969% due 08/19/2045 •		124	119
2.495% due 07/19/2044 ~		11	11

European Loan Conduit DAC
1.000% due 02/17/2030 •	EUR	3,496	3,833

First Horizon Alternative Mortgage Securities Trust
2.771% due 03/25/2035 ~		$36	25

GreenPoint Mortgage Funding Trust
0.637% due 01/25/2037 •		5,265	5,037

GSMSC Pass-Through Trust
0.637% due 12/26/2036 •		3,111	2,103

GSR Mortgage Loan Trust
2.910% due 09/25/2035 ~		16	16

HarborView Mortgage Loan Trust
0.669% due 07/19/2047 •		5,942	5,692

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	10,571	13,910

HomeBanc Mortgage Trust
2.503% due 04/25/2037 ^~		$334	326

IndyMac INDX Mortgage Loan Trust
0.757% due 06/25/2037 ^•		162	74
0.877% due 05/25/2046 ~		498	478
1.237% due 05/25/2034 •		3	3
2.948% due 12/25/2034 ~		6	7

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Alternative Loan Trust
6.000% due 12/27/2036		$1,994	$1,305

JP Morgan Chase Commercial Mortgage Securities Trust
2.450% due 12/15/2031 •		1,750	1,734

JP Morgan Mortgage Trust
2.291% due 02/25/2035 ~		9	8
6.000% due 01/25/2036 ^		268	171

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		2,650	2,572

London Wall Mortgage Capital PLC
0.952% due 11/15/2049 •	GBP	332	436

MASTR Adjustable Rate Mortgages Trust
0.941% due 12/25/2046 •		$6,606	5,986

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		2,499	2,476

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		4,756	4,658

PRET LLC
1.843% due 09/25/2051 þ		5,759	5,518

Residential Accredit Loans, Inc. Trust
0.627% due 01/25/2037 •		2,982	2,654
0.757% due 02/25/2047 •		2,175	2,051
0.777% due 01/25/2037 •		4,379	4,151
0.827% due 12/25/2036 •		72	72
1.332% due 11/25/2037 ~		4,749	4,511
3.016% due 09/25/2034 ~		1,604	1,664
5.000% due 09/25/2036 ^		148	131
6.000% due 03/25/2037 ^		1,883	1,774

Residential Asset Securitization Trust
0.807% due 10/25/2048		3	3
5.500% due 09/25/2035 ^		2,788	1,801

Structured Adjustable Rate Mortgage Loan Trust
1.541% due 01/25/2035 ^•		55	51

Structured Asset Mortgage Investments Trust
0.577% due 08/25/2036 •		7,037	6,653
0.837% due 07/25/2046 ^•		2,155	1,740
0.897% due 05/25/2036 •		74	68
0.897% due 05/25/2046 •		335	117
0.949% due 07/19/2035 •		34	32
1.017% due 02/25/2036 ^•		163	156
1.567% due 02/25/2036 ^•		680	669

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.255% due 06/25/2033 ~		4	4

Taurus UK DAC
1.005% due 05/17/2031 •	GBP	695	906

Towd Point Mortgage Funding
0.992% due 07/20/2045 •		15,663	20,598

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •		4,363	5,755

UBS-Barclays Commercial Mortgage Trust
0.886% due 03/10/2046 ~(a)		$20,422	67

WaMu Mortgage Pass-Through Certificates Trust
1.037% due 10/25/2045 •		424	420
1.037% due 12/25/2045 •		7,671	7,345
1.077% due 01/25/2045 •		19	19
1.097% due 01/25/2045 •		22	22

Washington Mutual Mortgage Pass-Through Certificates Trust
0.971% due 11/25/2046 •		2,294	2,181
0.991% due 10/25/2046 ^•		3,368	3,020

Total Non-Agency Mortgage-Backed Securities (Cost $135,154)			140,663

ASSET-BACKED SECURITIES 21.6%

Aames Mortgage Investment Trust
1.447% due 07/25/2035 •		3,270	3,246
2.482% due 01/25/2035 •		2,556	2,509

ACE Securities Corp. Home Equity Loan Trust
0.697% due 12/25/2036 •		11,488	7,736

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.132% due 10/25/2035 •		154	154
1.162% due 10/25/2035 •		9,230	9,012

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	69

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.222% due 10/25/2035 •		$4,060	$4,053
1.477% due 10/25/2034 •		580	578
1.582% due 11/25/2034 •		2,887	2,835

Apex Credit CLO Ltd.
2.528% due 09/20/2029 •		3,500	3,474

Ares European CLO DAC
0.850% due 04/20/2032 ~	EUR	4,600	5,055

Argent Mortgage Loan Trust
0.937% due 05/25/2035 •		$2,310	2,146

Asset-Backed Securities Corp. Home Equity Loan Trust
1.552% due 02/25/2035 •		761	760

Aurium CLO DAC
0.730% due 01/16/2031 •	EUR	9,100	9,990

Bear Stearns Asset-Backed Securities Trust
1.132% due 08/25/2036 ~		$2,678	2,669
3.006% due 10/25/2036 ~		194	193

BNPP AM Euro CLO DAC
0.820% due 07/22/2032 •	EUR	6,000	6,577

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		3,650	4,001
0.890% due 08/15/2032 •		3,500	3,838

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •		$1,831	1,833

Citigroup Mortgage Loan Trust, Inc.
0.877% due 08/25/2036 •		13,796	13,601

Countrywide Asset-Backed Certificates
0.597% due 06/25/2035 •		3,377	3,222
0.637% due 11/25/2047 ^•		1,360	1,331
0.657% due 06/25/2047 ^•		2,389	2,210
0.667% due 05/25/2047 ^~		3,965	3,817
0.677% due 09/25/2037 ^•		696	719
0.707% due 06/25/2047 •		2,424	2,364
0.737% due 03/25/2037 •		2,199	2,257
0.857% due 08/25/2036 •		1,484	1,476
1.117% due 04/25/2036 •		1,960	1,958
1.492% due 12/25/2035 •		4,948	4,880

Crown Point CLO Ltd.
1.954% due 07/20/2034 •		2,150	2,118

First Franklin Mortgage Loan Trust
1.327% due 09/25/2034 •		141	141

Fortress Credit Investments Ltd.
1.933% due 12/17/2026 ~		10,800	10,806

Fremont Home Loan Trust
0.592% due 10/25/2036 •		2,307	2,177
1.117% due 01/25/2036 •		289	285

Gallatin CLO Ltd.
1.737% due 07/15/2031 •		3,100	3,077

GE-WMC Mortgage Securities Trust
0.537% due 08/25/2036 •		6	3

Griffith Park CLO DAC
0.720% due 11/21/2031 ~	EUR	6,850	7,510

GSAA Home Equity Trust
1.522% due 06/25/2035 •		$4,419	4,421

GSAMP Trust
0.637% due 11/25/2035 •		46	6
0.937% due 03/25/2046 •		6,264	6,199
0.957% due 05/25/2046 •		12,290	11,959
2.257% due 06/25/2035 •		6,730	6,728

Halseypoint Clo Ltd.
1.694% due 07/20/2031 •		1,500	1,500

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	2,000	2,191

Home Equity Loan Trust
0.797% due 04/25/2037 •		$10,740	9,910

HSI Asset Securitization Corp. Trust
0.657% due 07/25/2036 •		4,029	2,186

JP Morgan Mortgage Acquisition Trust
0.717% due 03/25/2037 •		261	258
0.862% due 05/25/2036 •		1,510	1,490

Jubilee CLO DAC
0.610% due 04/15/2030 •	EUR	900	987

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KKR CLO Ltd.
1.181% due 07/18/2030 •		$2,500	$2,497
1.841% due 07/18/2030 •		4,300	4,287

KREF Ltd.
1.780% due 02/17/2039 •		2,600	2,586

LCM LP
1.748% due 07/19/2027 •		3,700	3,679

Lehman XS Trust
0.777% due 05/25/2036 •		2,582	2,941

LoanCore Issuer Ltd.
1.600% due 01/17/2037 •		1,000	994

Long Beach Mortgage Loan Trust
0.627% due 12/25/2036 •		9,612	4,457
0.977% due 08/25/2045 ~		870	856
1.102% due 11/25/2035 •		190	188
1.192% due 08/25/2035 •		14	14
1.372% due 08/25/2035 ~		1,800	1,738

M360 Ltd.
2.697% due 11/22/2038 •		3,100	3,080

Madison Park Euro Funding DAC
0.740% due 10/25/2030 •	EUR	2,000	2,203

Man GLG Euro CLO
1.700% due 10/15/2032 •		5,500	6,004
1.970% due 10/15/2032		2,500	2,545

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		1,100	1,206

MASTR Asset-Backed Securities Trust
0.677% due 11/25/2036 •		$17,874	7,325
1.207% due 10/25/2035 ^•		9,260	9,244

Merrill Lynch Mortgage Investors Trust
0.567% due 07/25/2037 •		13,605	6,785
0.677% due 08/25/2037 •		4,992	3,045

MF1 Ltd.
1.800% due 02/19/2037 •		7,000	6,935

Morgan Stanley ABS Capital, Inc. Trust
0.587% due 10/25/2036 •		751	701
0.587% due 02/25/2037 •		3,415	3,168
0.617% due 09/25/2036 •		934	492
1.162% due 12/25/2034 •		858	831

Nassau Ltd.
1.391% due 10/15/2029 •		4,536	4,540

NovaStar Mortgage Funding Trust
1.537% due 06/25/2035 •		1,999	1,999

Option One Mortgage Loan Trust
0.997% due 01/25/2036 •		7,578	7,380

Palmer Square European Loan Funding DAC
0.730% due 07/15/2031 ~	EUR	5,300	5,821
0.780% due 04/15/2031 •		6,500	7,184

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.507% due 10/25/2034 •		$1,437	1,423
2.257% due 12/25/2034 •		1,174	1,174

PRET LLC
1.744% due 07/25/2051 þ		2,636	2,510
2.487% due 10/25/2051 þ		4,060	3,939

Providus CLO DAC
0.750% due 07/15/2031 •	EUR	2,300	2,520

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		$12,593	4,583

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		2,358	2,273

Residential Asset Mortgage Products Trust
0.897% due 12/25/2035 •		622	580
1.147% due 10/25/2035 •		4,792	4,773

Residential Asset Securities Corp. Trust
0.727% due 08/25/2036 •		14,574	14,158
1.162% due 11/25/2035 •		4,493	4,364

Sculptor European CLO DAC
0.790% due 01/14/2032 •	EUR	8,800	9,660

Securitized Asset-Backed Receivables LLC Trust
0.797% due 08/25/2036 ^•		$623	256
0.937% due 07/25/2036 •		5,845	3,079
1.117% due 08/25/2035 ^•		1,540	1,190
1.507% due 03/25/2035 •		2,097	2,062

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		$6,244	$6,158

Soundview Home Loan Trust
0.637% due 02/25/2037 •		659	227
0.922% due 02/25/2036 •		4,566	4,436

Starwood Mortgage Trust
1.850% due 11/15/2038 •		10,800	10,714

Structured Asset Investment Loan Trust
0.587% due 07/25/2036 •		1,027	841
0.607% due 09/25/2036 •		838	823
1.387% due 06/25/2035 •		9,716	9,530
1.407% due 08/25/2033 •		8,648	8,528

Structured Asset Securities Corp. Mortgage Loan Trust
0.617% due 03/25/2036 •		327	313
0.797% due 12/25/2036 •		837	826
1.731% due 04/25/2035 •		66	67

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •		2,100	2,083

TCI-Symphony CLO Ltd.
1.794% due 10/13/2032 •		5,000	4,950

TICP CLO Ltd.
1.094% due 04/20/2028 •		1,811	1,811

Tikehau CLO BV
0.870% due 08/04/2034 •	EUR	4,300	4,718

Towd Point Mortgage Trust
1.457% due 10/25/2059 •		$2,619	2,618

Tralee CLO Ltd.
1.708% due 10/25/2032 ~		2,100	2,082

Venture CLO Ltd.
1.121% due 04/15/2027 •		3,322	3,321
1.274% due 04/20/2029 •		5,195	5,198
1.699% due 07/30/2032 •		3,500	3,476
2.049% due 07/30/2032 •		4,100	4,056

VMC Finance LLC
1.950% due 02/18/2039 •		7,300	7,373

WaMu Asset-Backed Certificates WaMu Trust
0.682% due 05/25/2037 •		4,122	3,942

Total Asset-Backed Securities (Cost $423,837)			433,806

SOVEREIGN ISSUES 0.8%

Brazil Government International Bond
4.750% due 01/14/2050		5,058	4,251

Israel Government International Bond
1.250% due 11/30/2022	ILS	7,600	2,396

Saudi Government International Bond
3.450% due 02/02/2061		$3,700	3,289
4.000% due 04/17/2025		2,900	3,013
4.500% due 10/26/2046		600	633
5.000% due 04/17/2049		1,300	1,482

Total Sovereign Issues (Cost $15,883)			15,064

		SHARES
PREFERRED SECURITIES 0.2%

FINANCIALS 0.2%

Banco Santander SA
6.750% due 04/25/2022 •(f)(g)		200,000	222

JPMorgan Chase & Co.
3.769% (US0003M + 3.470%) due 07/30/2022 ~(f)		1,921,000	1,921
4.600% due 02/01/2025 •(f)		1,555,000	1,503

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(f)		949,200	1,228

Total Preferred Securities (Cost $4,786)			4,874

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 38.3%

REPURCHASE AGREEMENTS (h) 9.6%
			193,840

70	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL TREASURY BILLS 1.5%
(0.011)% due 04/06/2022 - 01/04/2023 (c)(d)	ILS	99,500	$31,126

U.S. TREASURY BILLS 21.3%
0.398% due 04/19/2022 - 06/30/2022 (c)(d)(j)(l)		$429,800	429,504

U.S. TREASURY CASH MANAGEMENT BILLS 5.9%
0.636% due 05/17/2022 - 07/26/2022 (c)(d)(l)		118,500	118,259

Total Short-Term Instruments (Cost $772,752)			772,729

Total Investments in Securities (Cost $2,007,783)			2,015,580

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.0%

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%

PIMCO Short Asset Portfolio	8,286,245	$81,686

PIMCO Short-Term Floating NAV Portfolio III	1,878,730	18,242

Total Short-Term Instruments (Cost $101,332)		99,928

Total Investments in Affiliates (Cost $101,332)		99,928

Total Investments 105.1% (Cost $2,109,115)		$2,115,508

Financial Derivative Instruments (i)(k) (0.1)% (Cost or Premiums, net $1,824)		(2,128)

Other Assets and Liabilities, net (5.0)%		(100,596)

Net Assets 100.0%		$2,012,784

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Payment in-kind security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BSN	0.280%	03/31/2022	04/01/2022	$103,900	U.S. Treasury Notes 1.750% due 05/15/2023	$(106,079)	$103,900	$103,901
DEU	0.260	03/31/2022	04/01/2022	83,100	U.S. Treasury Bonds 3.000% due 05/15/2047	(84,916)	83,100	83,100
FICC	0.010	03/31/2022	04/01/2022	6,840	U.S. Treasury Bills 0.000% due 08/04/2022	(6,977)	6,840	6,840

Total Repurchase Agreements						$(197,972)	$193,840	$193,841

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	71

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (5.9)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037	$ 21,100	$(20,845)	$(20,494)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	55,500	(53,116)	(51,526)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	39,000	(37,233)	(37,135)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2052	9,600	(10,347)	(10,103)

Total U.S. Government Agencies				(121,541)	(119,258)

Sovereign Issues (0.7)%
Canada Government International Bond	2.750%	12/01/2048	CAD 16,100	(13,379)	(13,903)

Total Short Sales (6.6)%				$(134,920)	$(133,161)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$103,901	$0	$0	$0	$103,901	$(106,079)	$(2,178)
DEU	83,100	0	0	0	83,100	(84,916)	(1,816)
FICC	6,840	0	0	0	6,840	(6,977)	(137)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(13,903)	(13,903)	0	(13,903)

Total Borrowings and Other Financing Transactions	$193,841	$0	$0	$(13,903)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $129 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(20,112) at a weighted average interest rate of 0.068%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Mini MSCI EAFE Index June Futures	06/2022	825	$	88,457	$4,442	$0	$(1,364)
U.S. Treasury 10-Year Note June Futures	06/2022	3,370		414,089	(11,539)	843	0

					$(7,097)	$843	$(1,364)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	92	$	(16,148)	$517	$21	$(153)
Euro-Buxl 30-Year Bond June Futures	06/2022	25		(5,150)	216	6	(80)
U.S. Treasury 2-Year Note June Futures	06/2022	75		(15,894)	220	0	(12)
U.S. Treasury 5-Year Note June Futures	06/2022	1,752		(200,933)	5,057	0	(246)
U.S. Treasury 30-Year Bond June Futures	06/2022	1,568		(235,298)	7,236	0	(980)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	15		(2,657)	77	0	(16)
United Kingdom Long Gilt June Futures	06/2022	22		(3,504)	40	3	(12)

					$13,363	$30	$(1,499)

Total Futures Contracts					$6,266	$873	$(2,863)

72	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2023	0.142%	$	3,100	$87	$(41)	$46	$0	$0
Boeing Co.	1.000	Quarterly	06/20/2026	1.341		1,500	(8)	(12)	(20)	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		2,100	(8)	(30)	(38)	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		2,100	24	(4)	20	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638		5,500	1,099	(291)	808	3	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.016	EUR	6,600	75	(75)	0	5	0
Stellantis NV	5.000	Quarterly	12/20/2026	1.378		4,200	968	(193)	775	1	0

							$2,237	$(646)	$1,591	$9	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	(1.000)%	Quarterly	12/20/2025	$	600	$(15)	$4	$(11)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	3,000	$(110)	$(150)	$(260)	$0	$(4)
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		5,900	(211)	(273)	(484)	0	(6)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		800	44	1	45	0	(1)
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		1,000	25	(7)	18	0	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		8,300	192	(47)	145	0	(1)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		8,400	120	17	137	0	(1)
iTraxx Crossover 36 5-Year Index	5.000	Quarterly	12/20/2026	EUR	10,900	1,438	(461)	977	0	(21)
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027		14,300	992	186	1,178	0	(29)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		4,300	128	(41)	87	0	0
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026		1,900	59	(23)	36	0	0
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026		7,900	228	(86)	142	0	(1)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		1,900	29	0	29	1	0

						$2,934	$(884)	$2,050	$1	$(64)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	41,000	$(3,977)	$(504)	$(4,481)	$173	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		31,600	6,698	132	6,830	0	(355)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	$	7,500	46	(458)	(412)	8	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		30,900	(1,022)	(1,432)	(2,454)	41	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		6,200	129	(453)	(324)	19	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		28,800	(829)	(1,573)	(2,402)	94	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	17,250	1,733	(2,156)	(423)	135	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025	$	4,300	(292)	209	(83)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		99,700	(4,195)	4,801	606	0	(75)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		3,900	378	(1,027)	(649)	29	0
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	42,000	(3,948)	(642)	(4,590)	293	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		15,300	1,846	469	2,315	0	(153)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	3,200	30	(574)	(544)	0	(40)
Pay	UKRPI	3.593	Maturity	11/15/2028		6,300	177	(1,140)	(963)	0	(72)
Pay	UKRPI	3.595	Maturity	11/15/2028		2,400	68	(434)	(366)	0	(27)
Pay	UKRPI	3.603	Maturity	11/15/2028		7,500	224	(1,357)	(1,133)	0	(85)
Receive	UKRPI	4.250	Maturity	11/15/2031		1,100	22	84	106	16	0

							$(2,912)	$(6,055)	$(8,967)	$808	$(807)

Total Swap Agreements							$2,244	$(7,581)	$(5,337)	$818	$(872)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	73

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$873	$818	$1,691	$0	$(2,863)	$(872)	$(3,735)

(j)

Securities with an aggregate market value of $29,420 and cash of $2,266 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	CHF	162,239		$175,507	$0	$(67)
	04/2022	DKK	106,049		16,640	868	0
	04/2022	JPY	131,400		1,134	55	0
	04/2022	NOK	125,178		13,941	0	(277)
	04/2022		$82,589	AUD	110,343	0	(19)
	04/2022		14,458	CAD	18,569	395	0
	04/2022		93,714	EUR	84,005	0	(783)
	05/2022	AUD	110,343		$82,614	16	0
	05/2022	EUR	84,005		93,795	785	0
	06/2022	HKD	143,969		18,425	28	0
	06/2022		$128	ZAR	1,956	5	0

BPS	04/2022	CAD	1,830		$1,433	0	(31)
	04/2022	DKK	65,715		10,107	334	0
	04/2022	EUR	2,217		2,417	0	(35)
	04/2022	GBP	269,638		361,884	7,675	0
	04/2022	JPY	8,954,157		77,794	4,243	0
	04/2022	SEK	106,837		11,330	0	(33)
	04/2022		$13,662	CAD	17,050	0	(24)
	04/2022		1,199	DKK	7,970	0	(13)
	04/2022		33,589	EUR	30,076	6	(323)
	04/2022		1,112	GBP	841	0	(8)
	04/2022		10,495	JPY	1,204,300	0	(602)
	04/2022		5,501	SEK	52,630	96	0
	05/2022	GBP	50,198		$66,080	150	0
	05/2022	SEK	161,367		17,324	153	0
	05/2022		$837	ZAR	13,238	64	0
	06/2022	ILS	16,551		$5,091	0	(107)
	06/2022	SGD	12,974		9,512	0	(60)
	06/2022		$1,882	HKD	14,704	0	(3)

74	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	08/2022			$3,372	ZAR	53,831	$252	$0
	11/2022			497		7,954	33	0

CBK	04/2022		DKK	40,741		$6,420	361	0
	04/2022		ILS	28,400		8,667	0	(233)
	04/2022			$4,515	DKK	29,770	0	(88)
	04/2022	«		1	RUB	103	0	0
	05/2022	«		1		89	0	0
	05/2022		ZAR	13,238		$846	0	(55)
	06/2022		ILS	4,000		1,235	0	(21)
	06/2022			$4	ILS	12	0	0
	08/2022		ILS	2,201		$703	10	0
	10/2022			2,101		672	8	0
	11/2022			21,902		6,996	69	0
	12/2022			26,503		8,569	175	(1)
	01/2023			20,997		6,649	0	(11)

DUB	04/2022		NZD	5,417		3,627	0	(128)
	04/2022			$16,090	DKK	109,067	130	0
	07/2022		DKK	108,658		$16,090	0	(125)
	12/2022		ILS	1,100		347	0	(1)

GLM	04/2022			$1,076	AUD	1,491	40	0
	04/2022	«		11	RUB	819	0	(1)
	05/2022		KRW	189,777		$154	0	(2)
	11/2022		ZAR	5,122		319	0	(22)

HUS	04/2022		CAD	18,865		14,937	0	(153)
	04/2022		CHF	25,390		27,704	227	0
	04/2022		DKK	7,975		1,176	0	(10)
	04/2022		GBP	1,124		1,497	20	0
	04/2022			$1,111	DKK	7,110	0	(53)
	04/2022			12,316	EUR	11,220	96	0
	04/2022			10,580	GBP	8,024	3	(43)
	04/2022			3,778	NZD	5,417	0	(24)
	05/2022		CHF	187,580		$203,172	0	(25)
	05/2022		NZD	5,417		3,776	24	0

JPM	04/2022		AUD	17,972		12,927	0	(521)
	05/2022		CNH	1,189		187	0	0
	05/2022			$7,508	MXN	155,863	287	0

MBC	05/2022		CNH	767		$121	0	0

MYI	04/2022		AUD	26,146		18,716	0	(849)
	04/2022		BRL	15,006		2,887	0	(264)
	04/2022		CAD	34,836		27,647	20	(239)
	04/2022		DKK	246,412		38,843	2,197	0
	04/2022		JPY	43,949,350		382,866	21,856	0
	04/2022		TRY	3,325		219	0	(5)
	04/2022			$3,041	BRL	15,006	111	0
	04/2022			54,171	DKK	366,568	345	0
	04/2022			645,914	EUR	580,050	0	(4,234)
	05/2022		BRL	15,006		$3,018	0	(109)
	05/2022		EUR	580,050		646,477	4,248	0
	06/2022		SGD	9,055		6,651	0	(29)
	07/2022		DKK	381,780		56,654	9	(328)

RBC	04/2022		EUR	192,674		216,689	3,544	0
	04/2022		SEK	518,639		55,000	0	(160)
	04/2022			$15,010	CAD	19,069	243	0
	06/2022		HKD	76		$10	0	0
	06/2022		MXN	155,134		7,531	0	(170)
	08/2022		ZAR	53,831		3,422	0	(201)

RYL	04/2022		DKK	12,470		1,947	93	0

SCX	04/2022		SEK	85,959		9,116	0	(27)
	04/2022			$14,497	NOK	125,189	0	(277)
	04/2022	«		20	RUB	1,570	0	(2)
	05/2022		CNH	765		$120	0	0
	05/2022		GBP	211,699		278,680	635	0
	05/2022		NOK	125,237		14,497	277	0
	05/2022		SEK	499,303		53,604	473	0
	06/2022		HKD	297,467		38,067	55	0
	06/2022		SGD	8,829		6,495	0	(20)

SOG	06/2022		ILS	11,314		3,476	0	(77)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	75

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
TOR	04/2022		AUD	159,180		$114,234	$0	$(4,880)
	04/2022		EUR	510,461		574,086	9,389	0
	04/2022			$235,984	JPY	28,882,069	1,260	0
	05/2022		JPY	28,864,370		$235,984	0	(1,254)

UAG	04/2022		DKK	59,370		9,062	232	0
	04/2022			$68,725	AUD	91,463	0	(284)
	04/2022			188,412	JPY	22,907,709	0	(242)
	05/2022		AUD	91,463		$68,746	281	0
	05/2022		JPY	22,893,390		188,412	249	0
	05/2022	«		$1	RUB	91	0	0

Total Forward Foreign Currency Contracts							$62,125	$(17,553)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	160,000	$ 1,536	$3,495

Total Purchased Options							$ 1,536	$3,495

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	7,300	$ (9)	$(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	6,300	(5)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	2,900	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	3,300	(9)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	7,600	(16)	(7)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	7,100	(11)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	3,400	(16)	(5)

BPS	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	1,000	(10)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	600	(6)	(2)

BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	200	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	7,500	(10)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	3,900	(4)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	12,100	(23)	(9)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	600	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	2,600	(15)	(10)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	700	(5)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	2,800	(3)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	2,700	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	7,200	(11)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	10,800	(20)	(13)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	3,500	(6)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	3,000	(14)	(4)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	3,600	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	2,900	(4)	(3)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	3,700	(15)	(3)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	1,800	(10)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	8,900	(10)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	5,100	(6)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	5,400	(9)	(3)

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	1,100	(7)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	5,400	(6)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	4,000	(7)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	4,300	(7)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	3,300	(5)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	3,500	(6)	(5)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	3,400	(5)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	4,600	(6)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	4,500	(5)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	3,700	(6)	(3)

76	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000%	06/15/2022	1,900	$ (19)	$(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	7,400	(28)	(12)

MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	900	(5)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	3,300	(6)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	3,000	(4)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	3,900	(8)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	7,800	(11)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	3,100	(5)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	3,100	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	3,000	(3)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	2,700	(4)	(1)

						$ (420)	$ (160)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	320,100	$ (1,536)	$(3,940)

Total Written Options							$ (1,956)	$(4,100)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	NDDUEAFE Index	48,660	0.395% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/16/2022	$379,573	$0	$(27,570)	$0	$(27,570)

CBK	Receive	NDDUEAFE Index	5,593	0.414% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/25/2022	40,237	0	238	238	0
	Receive	NDDUEAFE Index	29,161	0.409% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/01/2022	209,788	0	1,244	1,244	0

HUS	Receive	NDDUEAFE Index	13,707	0.400% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/16/2022	99,244	0	(38)	0	(38)

MYI	Receive	NDDUEAFE Index	13,005	0.369% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/11/2022	93,560	0	558	558	0
	Receive	NDDUEAFE Index	26,042	0.409% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/01/2022	187,349	0	1,110	1,110	0
	Receive	NDDUEAFE Index	22,473	0.414% (3-Month USD-LIBOR less a specified spread)	Quarterly	07/20/2022	161,673	0	958	958	0
	Receive	NDDUEAFE Index	41,678	0.161% (1-Month USD-LIBOR less a specified spread)	Maturity	10/12/2022	306,579	0	(5,018)	0	(5,018)

UAG	Receive	NDDUEAFE Index	2,163	0.410% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/13/2022	15,661	0	(6)	0	(6)
	Receive	NDDUEAFE Index	62,423	0.181% (1-Month USD-LIBOR less a specified spread)	Maturity	11/09/2022	467,170	0	(15,527)	0	(15,527)

Total Swap Agreements								$0	$(44,051)	$4,108	$(48,159)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	77

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$2,152	$0	$0	$2,152	$(1,146)	$(26)	$0	$(1,172)	$980	$(390)	$590
BPS	13,006	0	0	13,006	(1,239)	(6)	0	(1,245)	11,761	(11,630)	131
BRC	0	0	0	0	0	(55)	(27,570)	(27,625)	(27,625)	24,500	(3,125)
CBK	623	0	1,482	2,105	(409)	(5)	0	(414)	1,691	(4,137)	(2,446)
DUB	130	0	0	130	(254)	(13)	0	(267)	(137)	0	(137)
GLM	40	0	0	40	(25)	0	0	(25)	15	0	15
GST	0	0	0	0	0	(14)	0	(14)	(14)	0	(14)
HUS	370	0	0	370	(308)	0	(38)	(346)	24	(1,360)	(1,336)
JPM	287	0	0	287	(521)	(28)	0	(549)	(262)	361	99
MBC	0	0	0	0	0	0	0	0	0	(280)	(280)
MYC	0	0	0	0	0	(13)	0	(13)	(13)	(3,680)	(3,693)
MYI	28,786	0	2,626	31,412	(6,057)	0	(5,018)	(11,075)	20,337	(28,089)	(7,752)
NGF	0	3,495	0	3,495	0	(3,940)	0	(3,940)	(445)	532	87
RBC	3,787	0	0	3,787	(531)	0	0	(531)	3,256	(670)	2,586
RYL	93	0	0	93	0	0	0	0	93	0	93
SCX	1,440	0	0	1,440	(326)	0	0	(326)	1,114	0	1,114
SOG	0	0	0	0	(77)	0	0	(77)	(77)	0	(77)
TOR	10,649	0	0	10,649	(6,134)	0	0	(6,134)	4,515	1,028	5,543
UAG	762	0	0	762	(526)	0	(15,533)	(16,059)	(15,297)	10,511	(4,786)

Total Over the Counter	$62,125	$3,495	$4,108	$69,728	$(17,553)	$(4,100)	$(48,159)	$(69,812)

(l)

Securities with an aggregate market value of $36,932 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$873	$873
Swap Agreements	0	10	0	0	808	818

	$0	$10	$0	$0	$1,681	$1,691

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$62,125	$0	$62,125
Purchased Options	0	0	0	0	3,495	3,495
Swap Agreements	0	0	4,108	0	0	4,108

	$0	$0	$4,108	$62,125	$3,495	$69,728

	$0	$10	$4,108	$62,125	$5,176	$71,419

78	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$1,364	$0	$1,499	$2,863
Swap Agreements	0	65	0	0	807	872

	$0	$65	$1,364	$0	$2,306	$3,735

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,553	$0	$17,553
Written Options	0	160	0	0	3,940	4,100
Swap Agreements	0	0	48,159	0	0	48,159

	$0	$160	$48,159	$17,553	$3,940	$69,812

	$0	$225	$49,523	$17,553	$6,246	$73,547

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(8,950)	$0	$9,881	$931
Swap Agreements	0	1,527	0	0	(46,368)	(44,841)

	$0	$1,527	$(8,950)	$0	$(36,487)	$(43,910)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$151,940	$0	$151,940
Purchased Options	0	0	0	(15)	151	136
Written Options	0	843	0	1,758	1,165	3,766
Swap Agreements	0	0	271,653	0	(10)	271,643

	$0	$843	$271,653	$153,683	$1,306	$427,485

	$0	$2,370	$262,703	$153,683	$(35,181)	$383,575

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$4,262	$0	$(17,378)	$(13,116)
Swap Agreements	0	(1,337)	0	0	29,592	28,255

	$0	$(1,337)	$4,262	$0	$12,214	$15,139

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(37,535)	$0	$(37,535)
Purchased Options	0	0	0	(127)	1,478	1,351
Written Options	0	37	0	(372)	(2,348)	(2,683)
Swap Agreements	0	0	(230,718)	0	0	(230,718)

	$0	$37	$(230,718)	$(38,034)	$(870)	$(269,585)

	$0	$(1,300)	$(226,456)	$(38,034)	$11,344	$(254,446)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$157,021	$0	$157,021
Industrials	0	72,727	0	72,727
Utilities	0	12,167	0	12,167
Municipal Bonds & Notes
California	0	3,707	0	3,707
Illinois	0	4,236	0	4,236
Pennsylvania	0	124	0	124
Texas	0	1,247	0	1,247
U.S. Government Agencies	0	69,215	0	69,215
U.S. Treasury Obligations	0	328,000	0	328,000

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Non-Agency Mortgage-Backed Securities	$0	$140,663	$0	$140,663
Asset-Backed Securities	0	433,806	0	433,806
Sovereign Issues	0	15,064	0	15,064
Preferred Securities
Financials	0	4,874	0	4,874
Short-Term Instruments
Repurchase Agreements	0	193,840	0	193,840
Israel Treasury Bills	0	31,126	0	31,126
U.S. Treasury Bills	0	429,504	0	429,504
U.S. Treasury Cash Management Bills	0	118,259	0	118,259

	$0	$2,015,580	$0	$2,015,580

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	79

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)	March 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$99,928	$0	$0	$99,928

Total Investments	$99,928	$2,015,580	$0	$2,115,508

Short Sales, at Value - Liabilities
Sovereign Issues	0	(13,903)	0	(13,903)
U.S. Government Agencies	0	(119,258)	0	(119,258)

	$0	$(133,161)	$0	$(133,161)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$30	$1,661	$0	$1,691
Over the counter	0	69,728	0	69,728

	$30	$71,389	$0	$71,419

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,609)	(2,126)	0	(3,735)
Over the counter	0	(69,809)	(3)	(69,812)

	$(1,609)	$(71,935)	$(3)	$(73,547)

Total Financial Derivative Instruments	$(1,579)	$(546)	$(3)	$(2,128)

Totals	$98,349	$1,881,873	$(3)	$1,980,219

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

80	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.4%

Alliant Holdings Intermediate LLC
3.707% (LIBOR03M + 3.250%) due 05/09/2025 ~	$292	$289

Altice France SA
4.506% (LIBOR03M + 4.000%) due 08/14/2026 ~	387	380

AmWINS Group, Inc.
3.000% (LIBOR03M + 2.250%) due 02/19/2028 ~	992	978

Avolon TLB Borrower 1 (U.S.) LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~	792	786

Caesars Resort Collection LLC
3.207% (LIBOR03M + 2.750%) due 12/23/2024 ~	1,149	1,145

DT Midstream, Inc.
2.500% (LIBOR03M + 2.000%) due 06/26/2028 ~	1,194	1,194

Hilton Grand Vacations Borrower LLC
3.500% (LIBOR03M + 3.000%) due 08/02/2028 ~	796	792

II-VI, Inc.
TBD% due 12/01/2028	1,000	995

Medline Borrower LP
3.750% (LIBOR03M + 3.250%) due 10/23/2028 ~	400	396

New Trojan Parent, Inc.
3.750% (LIBOR03M + 3.250%) due 01/06/2028 ~	1,290	1,255

Organon & Co.
3.563% (LIBOR03M + 3.000%) due 06/02/2028 ~	1,736	1,728

Setanta Aircraft Leasing Designated Activity Co.
3.006% (LIBOR03M + 2.000%) due 11/05/2028 ~	3,000	2,962

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~	1,300	1,346

Southwestern Energy Co.
3.301% due 06/22/2027	1,596	1,586

Standard Industries, Inc.
3.788% (LIBOR03M + 2.500%) due 09/22/2028 ~	1,020	1,017

Stars Group Holdings BV
3.256% (LIBOR03M + 2.250%) due 07/21/2026 ~	995	988

Verifone Systems, Inc.
4.498% (LIBOR03M + 4.000%) due 08/20/2025 ~	290	287

Zayo Group Holdings, Inc.
3.457% (LIBOR03M + 3.000%) due 03/09/2027 ~	356	347

Total Loan Participations and Assignments (Cost $18,590)		18,471

CORPORATE BONDS & NOTES 50.8%

BANKING & FINANCE 18.0%

AerCap Ireland Capital DAC
3.850% due 10/29/2041	2,000	1,760

Agree LP
2.000% due 06/15/2028	900	817

AIA Group Ltd.
3.200% due 09/16/2040	900	801
3.375% due 04/07/2030	300	299

AIB Group PLC
4.263% due 04/10/2025 •	500	501

Alexandria Real Estate Equities, Inc.
1.875% due 02/01/2033	1,000	847

American Assets Trust LP
3.375% due 02/01/2031	1,100	1,036

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American International Group, Inc.
4.375% due 06/30/2050		$1,100	$1,210

American Tower Corp.
2.300% due 09/15/2031		2,800	2,450
2.750% due 01/15/2027		200	192
3.100% due 06/15/2050		500	405
3.125% due 01/15/2027		1,800	1,757

Antares Holdings LP
3.750% due 07/15/2027		1,200	1,109

Aon Corp.
2.800% due 05/15/2030		1,000	954

Ares Finance Co. LLC
3.650% due 02/01/2052		3,800	3,236

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		500	473
3.600% due 09/15/2051		950	824

Athene Global Funding
2.500% due 01/14/2025		300	291

Aviation Capital Group LLC
4.875% due 10/01/2025		300	305
5.500% due 12/15/2024		600	618

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		646	572
5.500% due 01/15/2026		1,300	1,343

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	1,300	1,308
3.625% due 09/24/2024		1,200	1,286

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(e)(f)		2,000	2,291

Banco Bradesco SA
3.200% due 01/27/2025		$600	595

Banco BTG Pactual SA
4.500% due 01/10/2025		600	596

Banco Santander Chile
2.700% due 01/10/2025		700	686

Bank of America Corp.
0.810% due 10/24/2024 •		1,700	1,646
1.373% (US0003M + 0.790%) due 03/05/2024 ~		1,100	1,102
2.299% due 07/21/2032 •		300	267
2.831% due 10/24/2051 •		700	598
4.100% due 07/24/2023		300	307

Barclays PLC
6.125% due 12/15/2025 •(e)(f)		1,700	1,738
7.125% due 06/15/2025 •(e)(f)	GBP	200	277
7.250% due 03/15/2023 •(e)(f)		400	541
7.750% due 09/15/2023 •(e)(f)		$400	416

Berkshire Hathaway Finance Corp.
4.200% due 08/15/2048		100	108

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050		700	567
3.200% due 01/30/2052		3,000	2,603
3.500% due 09/10/2049		600	556

BNP Paribas SA
3.132% due 01/20/2033 •		1,300	1,205
4.500% due 02/25/2030 •(e)(f)		300	269
4.625% due 01/12/2027 •(e)(f)		3,200	3,016

BOC Aviation Ltd.
3.500% due 10/10/2024		1,200	1,200

BPCE SA
4.500% due 03/15/2025		900	911
4.625% due 07/11/2024		1,200	1,223

Brixmor Operating Partnership LP
4.125% due 05/15/2029		200	205

Brookfield Finance LLC
3.450% due 04/15/2050		800	705

Carlyle Finance LLC
5.650% due 09/15/2048		100	116

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,217

Charles Schwab Corp.
5.000% due 06/01/2027 •(e)		600	599

CI Financial Corp.
4.100% due 06/15/2051		900	797

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
3.057% due 01/25/2033 •(g)		$1,100	$1,029
8.125% due 07/15/2039		780	1,185

CNA Financial Corp.
3.900% due 05/01/2029		400	409

Commonwealth Bank of Australia
3.743% due 09/12/2039 (f)		1,300	1,220

Corporate Office Properties LP
2.900% due 12/01/2033		2,100	1,857

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		300	213
4.800% due 08/06/2030		1,000	697

Credit Suisse Group AG
2.997% due 12/14/2023 •		2,100	2,101
3.091% due 05/14/2032 •		1,400	1,265
3.800% due 06/09/2023		1,400	1,413
4.194% due 04/01/2031 •		250	247
6.250% due 12/18/2024 •(e)(f)		1,900	1,921
7.125% due 07/29/2022 •(e)(f)		800	803
7.500% due 07/17/2023 •(e)(f)		200	204

Crown Castle International Corp.
3.250% due 01/15/2051		600	504
4.000% due 03/01/2027		200	203
4.000% due 11/15/2049		800	758

CyrusOne LP
3.450% due 11/15/2029		500	515

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		4,200	4,103

Danske Bank AS
3.244% due 12/20/2025 •		300	296

Deutsche Bank AG
2.129% due 11/24/2026 •(g)		1,100	1,021
2.625% due 12/16/2024	GBP	800	1,035
3.547% due 09/18/2031 •		$725	685
3.729% due 01/14/2032 •(g)		2,400	2,144
3.742% due 01/07/2033 •		3,600	3,186

Discover Bank
4.650% due 09/13/2028		1,000	1,040

Duke Realty LP
2.250% due 01/15/2032		3,000	2,702
3.375% due 12/15/2027		300	297

Equinix, Inc.
1.450% due 05/15/2026		1,000	919
3.000% due 07/15/2050		200	164
3.200% due 11/18/2029		400	383
3.400% due 02/15/2052		900	783

Erste Group Bank AG
6.500% due 04/15/2024 •(e)(f)	EUR	1,400	1,631

Essex Portfolio LP
2.650% due 09/01/2050		$2,600	2,024

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		600	618
4.850% due 04/17/2028		500	519

Fidelity National Financial, Inc.
5.500% due 09/01/2022		2,800	2,841

FMR LLC
4.950% due 02/01/2033		2,000	2,205

Ford Motor Credit Co. LLC
2.748% due 06/14/2024	GBP	600	765
3.087% due 01/09/2023		$1,000	1,002
3.375% due 11/13/2025		800	783
3.550% due 10/07/2022		700	701

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		2,500	2,485

GA Global Funding Trust
2.900% due 01/06/2032		1,100	1,002

Global Atlantic Fin Co.
3.125% due 06/15/2031		2,750	2,465

GLP Capital LP
3.250% due 01/15/2032		3,500	3,181

Goldman Sachs Group, Inc.
2.650% due 10/21/2032 •		8,200	7,431
3.272% due 09/29/2025 •		1,400	1,403
3.691% due 06/05/2028 •		1,600	1,604

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	81

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HAT Holdings LLC
3.375% due 06/15/2026		$2,700	$2,569

Healthcare Trust of America Holdings LP
3.500% due 08/01/2026		1,300	1,298

Host Hotels & Resorts LP
4.000% due 06/15/2025		1,000	1,010

Howard Hughes Corp.
4.375% due 02/01/2031		1,500	1,412

HSBC Holdings PLC
2.357% due 08/18/2031 •		1,300	1,155
2.633% due 11/07/2025 •		300	293
2.848% due 06/04/2031 •		1,600	1,482
3.803% due 03/11/2025 •		700	704
4.041% due 03/13/2028 •		300	301
4.600% due 12/17/2030 •(e)(f)		1,700	1,521
5.250% due 09/16/2022 •(e)(f)	EUR	800	897
6.375% due 09/17/2024 •(e)(f)		$900	929
6.500% due 03/23/2028 •(e)(f)		700	714

Huarong Finance Co. Ltd.
3.625% due 09/30/2030		1,100	968
3.875% due 11/13/2029		300	273

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		300	281
3.570% due 01/21/2032		2,700	2,556

ING Groep NV
3.550% due 04/09/2024		1,200	1,215

Intercontinental Exchange, Inc.
2.650% due 09/15/2040		3,200	2,740
3.000% due 06/15/2050		800	704

Invitation Homes Operating Partnership LP
2.700% due 01/15/2034		3,300	2,893

Itau Unibanco Holding SA
2.900% due 01/24/2023		300	301

KKR Group Finance Co. LLC
3.500% due 08/25/2050		1,400	1,227
3.625% due 02/25/2050		400	359

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	1,800	1,992

Lloyds Banking Group PLC
1.875% due 01/15/2026 •	GBP	700	892
2.907% due 11/07/2023 •		$500	501
4.344% due 01/09/2048		700	684
4.947% due 06/27/2025 •(e)(f)	EUR	300	343

LXP Industrial Trust
2.700% due 09/15/2030		$500	462

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		1,300	1,280

Mid-America Apartments LP
3.750% due 06/15/2024		1,500	1,521

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		600	532

Mizuho Financial Group, Inc.
2.201% due 07/10/2031 •		1,400	1,245
2.226% due 05/25/2026 •		400	384

Morgan Stanley
0.000% due 04/02/2032 þ(g)		8,600	6,365
3.591% due 07/22/2028 •		1,700	1,707

MPT Operating Partnership LP
3.692% due 06/05/2028	GBP	500	639

Nasdaq, Inc.
0.875% due 02/13/2030	EUR	200	203
2.500% due 12/21/2040		$1,300	1,050

National Health Investors, Inc.
3.000% due 02/01/2031		800	697

National Retail Properties, Inc.
3.500% due 10/15/2027		900	898

Nationwide Building Society
4.000% due 09/14/2026		1,600	1,608

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		600	597

Natwest Group PLC
4.600% due 06/28/2031 •(e)(f)		200	176
5.076% due 01/27/2030 •		1,200	1,280

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nippon Life Insurance Co.
2.750% due 01/21/2051 •		$2,500	$2,250

Nissan Motor Acceptance Co. LLC
2.600% due 09/28/2022		700	700

Nomura Holdings, Inc.
2.679% due 07/16/2030		900	819
2.999% due 01/22/2032		2,300	2,121
3.103% due 01/16/2030		500	472

Nykredit Realkredit AS
1.500% due 10/01/2053	DKK	7,082	941

Ohio National Financial Services, Inc.
5.800% due 01/24/2030		$400	413

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031		1,600	1,468

OneMain Finance Corp.
3.500% due 01/15/2027		2,300	2,131

Pacific LifeCorp
3.350% due 09/15/2050		2,300	2,113

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		56	57

Park Intermediate Holdings LLC
4.875% due 05/15/2029		900	846

Perusahaan Penerbit SBSN Indonesia
2.800% due 06/23/2030		700	684

Physicians Realty LP
3.950% due 01/15/2028		400	404

Pine Street Trust
4.572% due 02/15/2029		1,000	1,042

Protective Life Corp.
3.400% due 01/15/2030		600	594

Regency Centers LP
3.700% due 06/15/2030		500	501

Rexford Industrial Realty LP
2.125% due 12/01/2030		1,400	1,226

Sammons Financial Group, Inc.
3.350% due 04/16/2031		1,000	923

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •		3,000	2,803

Santander U.K. Group Holdings PLC
1.532% due 08/21/2026 •		1,400	1,288
2.469% due 01/11/2028 •		1,400	1,304
4.750% due 09/15/2025		500	508
7.375% due 06/24/2022 •(e)(f)	GBP	900	1,197

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		$400	401
5.950% due 10/24/2022		200	201

Sirius Real Estate Ltd.
1.125% due 06/22/2026	EUR	1,100	1,132

Sitka Holdings LLC
5.506% due 07/06/2026 •		$600	573

Skandinaviska Enskilda Banken AB
5.625% due 05/13/2022 •(e)(f)		400	402

Societe Generale SA
5.375% due 11/18/2030 •(e)(f)		700	655
7.375% due 10/04/2023 •(e)(f)		800	816

Spirit Realty LP
4.450% due 09/15/2026		1,500	1,548

Standard Chartered PLC
2.819% due 01/30/2026 •		500	487
3.265% due 02/18/2036 •		1,800	1,616
3.603% due 01/12/2033 •		2,200	2,039

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027		1,100	1,004

Stifel Financial Corp.
4.000% due 05/15/2030		500	506

STORE Capital Corp.
2.700% due 12/01/2031		4,000	3,550

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		700	627

SURA Asset Management SA
4.375% due 04/11/2027		1,300	1,311

Synchrony Financial
2.875% due 10/28/2031		4,900	4,353

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teachers Insurance & Annuity Association of America
4.900% due 09/15/2044		$1,100	$1,217

TP ICAP Finance PLC
5.250% due 01/26/2024	GBP	500	677

UBS Group AG
1.456% (US0003M + 0.950%) due 08/15/2023 ~		$2,100	2,103
2.746% due 02/11/2033 •		2,800	2,547
4.375% due 02/10/2031 •(e)(f)		600	543

Wells Fargo & Co.
2.406% due 10/30/2025 •		1,100	1,078
2.572% due 02/11/2031 •		1,600	1,488

Wells Fargo Bank NA
5.850% due 02/01/2037		750	902
6.600% due 01/15/2038		400	525

Weyerhaeuser Co.
4.000% due 11/15/2029		700	721
7.375% due 03/15/2032		339	433

			231,831

INDUSTRIALS 26.0%

7-Eleven, Inc.
2.800% due 02/10/2051		1,000	809

Aetna, Inc.
6.750% due 12/15/2037		1,200	1,540

Agilent Technologies, Inc.
2.100% due 06/04/2030		400	360

Air Canada Pass-Through Trust
5.250% due 10/01/2030		1,224	1,266

Aker BP ASA
3.000% due 01/15/2025		300	296

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		1,235	1,266

Alcon Finance Corp.
2.600% due 05/27/2030		400	369
3.800% due 09/23/2049		500	468

Alibaba Group Holding Ltd.
3.400% due 12/06/2027		3,600	3,537

Allegion PLC
3.500% due 10/01/2029		600	582

Altice Financing SA
2.250% due 01/15/2025	EUR	400	423
4.250% due 08/15/2029		1,600	1,583

Altice France SA
4.250% due 10/15/2029		1,100	1,107

Altria Group, Inc.
4.800% due 02/14/2029		$258	271

American Airlines Pass-Through Trust
2.875% due 01/11/2036		3,100	2,810
3.350% due 04/15/2031		1,702	1,636
3.375% due 11/01/2028		1,353	1,303
3.600% due 04/15/2031		203	187
3.650% due 12/15/2029		382	339

Amgen, Inc.
3.000% due 02/22/2029		100	98
3.350% due 02/22/2032		1,600	1,587
3.375% due 02/21/2050		700	634
4.200% due 02/22/2052		200	207
4.950% due 10/01/2041		1,214	1,357

Anheuser-Busch InBev Worldwide, Inc.
4.439% due 10/06/2048		1,192	1,252
4.950% due 01/15/2042		1,500	1,662

Anthem, Inc.
4.650% due 01/15/2043		1,600	1,753

Aptiv PLC
3.100% due 12/01/2051		3,600	2,870
4.350% due 03/15/2029		600	619

Arrow Electronics, Inc.
2.950% due 02/15/2032		800	736

Atlantia SpA
1.875% due 07/13/2027	EUR	500	528

AutoNation, Inc.
4.750% due 06/01/2030		$400	418

82	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bacardi Ltd.
4.700% due 05/15/2028	$1,200	$1,250

BAE Systems PLC
3.000% due 09/15/2050	1,000	853

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	900	825

BAT Capital Corp.
4.390% due 08/15/2037	1,200	1,119
4.540% due 08/15/2047	400	358
4.758% due 09/06/2049	300	277

Baxter International, Inc.
3.132% due 12/01/2051	1,400	1,201

Bayer U.S. Finance LLC
1.836% (US0003M + 1.010%) due 12/15/2023 ~	900	904
4.700% due 07/15/2064	3,800	3,812

Becton Dickinson & Co.
3.734% due 12/15/2024	177	180
3.794% due 05/20/2050	500	486

Berry Global, Inc.
1.570% due 01/15/2026	2,600	2,425

Boardwalk Pipelines LP
3.400% due 02/15/2031	2,000	1,895

Boeing Co.
2.750% due 02/01/2026	2,800	2,717
3.250% due 02/01/2035	700	626
3.600% due 05/01/2034	700	654
3.650% due 03/01/2047	400	341
3.750% due 02/01/2050	700	625
5.705% due 05/01/2040	400	448

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050	700	596

Boston Scientific Corp.
2.650% due 06/01/2030	1,100	1,034

BRF SA
4.875% due 01/24/2030	1,400	1,337

British Airways Pass-Through Trust
3.300% due 06/15/2034	2,508	2,378
3.800% due 03/20/2033	777	768
4.125% due 03/20/2033	1,248	1,195

Broadcom, Inc.
2.450% due 02/15/2031	1,500	1,340
3.137% due 11/15/2035	2,004	1,770
3.187% due 11/15/2036	925	805
3.419% due 04/15/2033	500	468
3.469% due 04/15/2034	2,700	2,506
4.150% due 11/15/2030	475	482
4.300% due 11/15/2032	1,300	1,322

Cameron LNG LLC
3.302% due 01/15/2035	300	283

Canadian Pacific Railway Co.
3.000% due 12/02/2041	1,600	1,443
6.125% due 09/15/2115	400	514

Carrier Global Corp.
3.377% due 04/05/2040	1,900	1,732

Catholic Health Services of Long Island Obligated Group
3.368% due 07/01/2050	500	435

CCO Holdings LLC
4.500% due 08/15/2030	1,700	1,598

CDW LLC
3.569% due 12/01/2031	1,100	1,021

Centene Corp.
2.450% due 07/15/2028	1,400	1,281
4.625% due 12/15/2029	500	505

CF Industries, Inc.
5.150% due 03/15/2034	6,000	6,678

Charter Communications Operating LLC
4.400% due 12/01/2061	4,200	3,671
4.800% due 03/01/2050	1,600	1,525
5.250% due 04/01/2053	4,900	4,946
5.375% due 05/01/2047	2,500	2,567

Children’s Health System of Texas
2.511% due 08/15/2050	1,500	1,181

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cigna Corp.
4.800% due 08/15/2038	$2,100	$2,306

Citrix Systems, Inc.
3.300% due 03/01/2030	300	297

Comcast Corp.
2.887% due 11/01/2051	215	182
2.937% due 11/01/2056	1,765	1,465
3.969% due 11/01/2047	2,279	2,325
6.500% due 11/15/2035	41	53

CommonSpirit Health
3.910% due 10/01/2050	1,300	1,244

Conagra Brands, Inc.
5.300% due 11/01/2038	1,100	1,213

Continental Resources, Inc.
2.268% due 11/15/2026	2,200	2,057

CoStar Group, Inc.
2.800% due 07/15/2030	600	549

CSN Resources SA
4.625% due 06/10/2031	1,600	1,461
7.625% due 04/17/2026	312	324

CVS Health Corp.
5.050% due 03/25/2048	800	908

CVS Pass-Through Trust
4.704% due 01/10/2036	2,596	2,714

DAE Funding LLC
1.625% due 02/15/2024	3,500	3,354
3.375% due 03/20/2028	1,900	1,786

Daimler Trucks Finance North America LLC
2.000% due 12/14/2026	1,000	933

Dell International LLC
3.450% due 12/15/2051	5,900	4,807
4.000% due 07/15/2024	1,100	1,125
5.450% due 06/15/2023	667	687
6.020% due 06/15/2026	600	650

Delta Air Lines, Inc.
4.500% due 10/20/2025	1,000	1,007
7.375% due 01/15/2026	1,700	1,848

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	600	806

Discovery Communications LLC
4.000% due 09/15/2055	3,203	2,775

eBay, Inc.
2.700% due 03/11/2030	600	565

Ecopetrol SA
7.375% due 09/18/2043	600	607

Elanco Animal Health, Inc.
5.772% due 08/28/2023	100	103

Enbridge, Inc.
4.500% due 06/10/2044	1,500	1,524

Energy Transfer LP
3.900% due 05/15/2024	100	101
3.900% due 07/15/2026	1,200	1,208
4.050% due 03/15/2025	1,100	1,117
4.150% due 09/15/2029	700	703
5.300% due 04/01/2044	1,400	1,445
6.250% due 04/15/2049	1,100	1,267
6.625% due 10/15/2036	500	565
7.500% due 07/01/2038	400	494

Entergy Louisiana LLC
4.200% due 04/01/2050	400	425

Enterprise Products Operating LLC
5.750% due 03/01/2035	200	227

EQM Midstream Partners LP
4.125% due 12/01/2026	400	385

Expedia Group, Inc.
2.950% due 03/15/2031	650	603
6.250% due 05/01/2025	440	471

Ferguson Finance PLC
3.250% due 06/02/2030	400	381

Fiserv, Inc.
3.200% due 07/01/2026	400	398

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	2,400	2,234

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Foundation
2.415% due 06/01/2050		$700	$579
2.815% due 06/01/2070		1,400	1,160

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		300	289

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031		700	610

Garda World Security Corp.
4.625% due 02/15/2027		300	288

General Electric Co.
6.750% due 03/15/2032		448	566

General Motors Co.
5.150% due 04/01/2038		700	713

Global Payments, Inc.
2.900% due 05/15/2030		400	370
2.900% due 11/15/2031		3,100	2,828

Guara Norte SARL
5.198% due 06/15/2034		960	882

HCA, Inc.
3.625% due 03/15/2032		1,300	1,275

Helmerich & Payne, Inc.
2.900% due 09/29/2031		1,400	1,283

Hershey Co.
2.650% due 06/01/2050		500	427

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		700	636

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031		2,100	1,955

Humana, Inc.
3.950% due 08/15/2049		400	400

Huntsman International LLC
4.500% due 05/01/2029		900	930

Hyatt Hotels Corp.
1.800% due 10/01/2024		1,300	1,252

Hyundai Capital America
2.100% due 09/15/2028		1,700	1,502

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	300	329

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026		700	734

Jaguar Land Rover Automotive PLC
4.500% due 07/15/2028		700	703

JetBlue Pass-Through Trust
4.000% due 05/15/2034		$1,589	1,593

Johnson & Johnson
2.250% due 09/01/2050		1,800	1,480

Kaiser Foundation Hospitals
4.150% due 05/01/2047		500	537

Kinder Morgan, Inc.
1.519% (US0003M + 1.280%) due 01/15/2023 ~		200	201

Kraft Heinz Foods Co.
3.000% due 06/01/2026		925	914
6.500% due 02/09/2040		800	958

Leidos, Inc.
4.375% due 05/15/2030		400	405

Lennar Corp.
4.750% due 11/29/2027		1,300	1,356
5.000% due 06/15/2027		1,000	1,049

Lenovo Group Ltd.
3.421% due 11/02/2030		900	834

Level 3 Financing, Inc.
3.875% due 11/15/2029		700	645

Lundin Energy Finance BV
3.100% due 07/15/2031		1,000	928

Magallanes, Inc.
5.050% due 03/15/2042		2,200	2,249

Marvell Technology, Inc.
1.650% due 04/15/2026		1,700	1,582

Masco Corp.
7.750% due 08/01/2029		1,118	1,358

Masonite International Corp.
3.500% due 02/15/2030		2,000	1,802

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	83

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		$1,000	$852
5.750% due 07/21/2028		600	531

Merck & Co., Inc.
2.900% due 12/10/2061		1,400	1,196

Micron Technology, Inc.
3.477% due 11/01/2051		6,000	5,228

Mondelez International Holdings Netherlands BV
2.125% due 09/19/2022		500	501

Moody’s Corp.
0.950% due 02/25/2030	EUR	400	418
2.550% due 08/18/2060		$2,000	1,512

Motorola Solutions, Inc.
2.300% due 11/15/2030		2,500	2,195

Mozart Debt Merger Sub, Inc.
3.875% due 04/01/2029		700	648

MPLX LP
2.650% due 08/15/2030		2,000	1,836

National Fuel Gas Co.
2.950% due 03/01/2031		1,000	911

Netflix, Inc.
4.375% due 11/15/2026		1,500	1,562
4.875% due 04/15/2028		900	945
5.375% due 11/15/2029		400	434
5.875% due 11/15/2028		700	773

Newcrest Finance Pty. Ltd.
4.200% due 05/13/2050		400	390
5.750% due 11/15/2041		950	1,092

Newmont Corp.
2.800% due 10/01/2029		1,100	1,054

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		5,500	5,464

NVR, Inc.
3.000% due 05/15/2030		1,200	1,122

NXP BV
3.250% due 05/11/2041		1,200	1,061
3.250% due 11/30/2051		1,300	1,103
3.875% due 06/18/2026		900	904

Oracle Corp.
3.650% due 03/25/2041 (g)		6,300	5,520
4.125% due 05/15/2045		1,900	1,711

Organon & Co.
4.125% due 04/30/2028		400	382

Owens Corning
3.400% due 08/15/2026		1,300	1,302

PayPal Holdings, Inc.
3.250% due 06/01/2050		500	458

Penske Truck Leasing Co. LP
3.350% due 11/01/2029		500	490

PerkinElmer, Inc.
3.300% due 09/15/2029		300	293

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030		400	377

Pertamina Persero PT
4.175% due 01/21/2050		400	370

Petroleos Mexicanos
6.700% due 02/16/2032		1,300	1,236
6.950% due 01/28/2060		3,228	2,625

PRA Health Sciences, Inc.
2.875% due 07/15/2026		900	858

Prime Security Services Borrower LLC
6.250% due 01/15/2028		200	196

Prosus NV
4.027% due 08/03/2050		1,100	833
4.987% due 01/19/2052		3,400	2,898

PTC, Inc.
4.000% due 02/15/2028		400	391

PulteGroup, Inc.
5.000% due 01/15/2027		1,200	1,266

Qatar Energy
3.125% due 07/12/2041		1,500	1,369

QVC, Inc.
5.950% due 03/15/2043		2,100	1,770

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rackspace Technology Global, Inc.
5.375% due 12/01/2028 (i)		$1,000	$870

RCS & RDS SA
2.500% due 02/05/2025	EUR	300	319

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030		$1,200	1,043
2.800% due 09/15/2050		1,200	962

Reliance Industries Ltd.
3.750% due 01/12/2062		3,700	3,342

RELX Capital, Inc.
3.000% due 05/22/2030		400	383

Rockefeller Foundation
2.492% due 10/01/2050		400	335

Rockies Express Pipeline LLC
4.800% due 05/15/2030		800	759

Rogers Communications, Inc.
3.800% due 03/15/2032		1,300	1,292

Rolls-Royce PLC
3.625% due 10/14/2025		200	194
4.625% due 02/16/2026	EUR	800	932

Royalty Pharma PLC
3.550% due 09/02/2050		$1,100	917

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		600	628
5.000% due 03/15/2027		1,500	1,588

Sands China Ltd.
2.550% due 03/08/2027		2,200	1,922
5.125% due 08/08/2025		700	697
5.400% due 08/08/2028		1,700	1,675

Santos Finance Ltd.
3.649% due 04/29/2031		900	842

Sasol Financing USA LLC
4.375% due 09/18/2026		500	478

Saudi Arabian Oil Co.
2.875% due 04/16/2024		400	399

Seagate HDD Cayman
4.125% due 01/15/2031		1,300	1,234

ServiceNow, Inc.
1.400% due 09/01/2030		2,300	1,957

Southern Co.
3.250% due 07/01/2026		800	801

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		400	397

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		132	129

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	400	416

Starbucks Corp.
1.300% due 05/07/2022		$400	400

Stryker Corp.
2.900% due 06/15/2050		400	348

Studio City Finance Ltd.
5.000% due 01/15/2029		500	381

Suncor Energy, Inc.
6.500% due 06/15/2038		100	126

Sutter Health
3.361% due 08/15/2050		1,200	1,075

Switch Ltd.
4.125% due 06/15/2029		700	689

Syngenta Finance NV
4.441% due 04/24/2023		400	406
4.892% due 04/24/2025		1,200	1,222
5.182% due 04/24/2028		900	931

T-Mobile USA, Inc.
3.000% due 02/15/2041		2,000	1,696
3.400% due 10/15/2052		1,300	1,110
3.600% due 11/15/2060		2,900	2,502
3.875% due 04/15/2030		400	402

Takeda Pharmaceutical Co. Ltd.
3.375% due 07/09/2060		600	525
5.000% due 11/26/2028		600	651

Targa Resources Corp.
4.200% due 02/01/2033 (b)		800	808

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TD SYNNEX Corp.
1.750% due 08/09/2026		$800	$734
2.375% due 08/09/2028		1,600	1,443

TEGNA, Inc.
4.625% due 03/15/2028		500	498

Tencent Holdings Ltd.
3.280% due 04/11/2024		1,100	1,094
3.290% due 06/03/2060		600	455

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		2,700	2,536
7.625% due 04/01/2037		100	127

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		57	57

Texas Eastern Transmission LP
4.150% due 01/15/2048		2,800	2,833

Thermo Fisher Scientific, Inc.
1.500% due 10/01/2039	EUR	500	498

Thomson Reuters Corp.
5.650% due 11/23/2043		$3,500	4,231

Time Warner Cable LLC
5.500% due 09/01/2041		1,297	1,350
5.875% due 11/15/2040		400	431

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		600	675
6.200% due 10/15/2037		100	123
7.250% due 08/15/2038		150	201

Transocean Pontus Ltd.
6.125% due 08/01/2025		185	184

Travel & Leisure Co.
6.600% due 10/01/2025		400	425

Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025		16	17

United Airlines Pass-Through Trust
3.500% due 09/01/2031		1,167	1,132
4.000% due 10/11/2027		643	646
5.875% due 04/15/2029		5,863	6,078

UnitedHealth Group, Inc.
6.625% due 11/15/2037		1,300	1,753

Utah Acquisition Sub, Inc.
3.950% due 06/15/2026		2,400	2,385
5.250% due 06/15/2046		100	99

Vale Overseas Ltd.
3.750% due 07/08/2030		600	580
6.875% due 11/10/2039		1,600	1,956

Valero Energy Corp.
3.650% due 12/01/2051		700	620

Verisk Analytics, Inc.
3.625% due 05/15/2050		400	378

Vessel Management Services, Inc.
3.432% due 08/15/2036		1,438	1,476

VMware, Inc.
2.200% due 08/15/2031		4,200	3,704
3.900% due 08/21/2027		700	710

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025		600	599

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	1,600	1,686

Western Digital Corp.
2.850% due 02/01/2029		$3,500	3,205

Williams Cos., Inc.
8.750% due 03/15/2032		137	186

Woodside Finance Ltd.
3.700% due 09/15/2026		1,600	1,605
4.500% due 03/04/2029		700	722

Wynn Las Vegas LLC
5.250% due 05/15/2027		400	388

Wynn Macau Ltd.
5.500% due 01/15/2026		500	456

Wynn Resorts Finance LLC
5.125% due 10/01/2029		600	566

Xiaomi Best Time International Ltd.
2.875% due 07/14/2031		1,200	1,037

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		400	369

84	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zoetis, Inc.
4.450% due 08/20/2048	$300	$337

		333,996

UTILITIES 6.8%

AEP Texas, Inc.
4.150% due 05/01/2049	400	395

American Water Capital Corp.
4.150% due 06/01/2049	300	312

Appalachian Power Co.
7.000% due 04/01/2038	100	129

Arizona Public Service Co.
2.650% due 09/15/2050	1,300	1,003

AT&T, Inc.
3.300% due 02/01/2052	2,200	1,893
3.650% due 09/15/2059	4,627	4,074
3.800% due 12/01/2057	2,381	2,182
3.850% due 06/01/2060	3,200	2,876

Berkshire Hathaway Energy Co.
5.950% due 05/15/2037	400	489

Blue Racer Midstream LLC
7.625% due 12/15/2025	200	209

British Telecommunications PLC
9.625% due 12/15/2030	400	547

Centrais Eletricas Brasileiras SA
4.625% due 02/04/2030	400	375

Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	400	525

Constellation Energy Generation LLC
3.250% due 06/01/2025	400	399

Deutsche Telekom AG
3.625% due 01/21/2050	900	839

DTE Electric Co.
2.625% due 03/01/2031	300	286

Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	853

Duke Energy Corp.
2.450% due 06/01/2030	500	461

Duke Energy Progress LLC
2.900% due 08/15/2051	1,700	1,497

Edison International
3.125% due 11/15/2022	600	603

Enel Finance International NV
2.650% due 09/10/2024	600	591

Entergy Arkansas LLC
2.650% due 06/15/2051	800	656

Entergy Corp.
3.750% due 06/15/2050	400	377

Eversource Energy
2.900% due 03/01/2027	600	589

FirstEnergy Corp.
3.400% due 03/01/2050	1,600	1,351
5.350% due 07/15/2047	1,600	1,673

FirstEnergy Transmission LLC
4.350% due 01/15/2025	400	402

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030	2,700	1,168

Georgia Power Co.
3.250% due 03/15/2051	2,800	2,437

India Green Power Holdings
4.000% due 02/22/2027	1,800	1,661

Indiana Michigan Power Co.
3.250% due 05/01/2051	700	627

Kentucky Utilities Co.
3.300% due 06/01/2050	500	454

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	2,300	2,308

NGPL PipeCo LLC
7.768% due 12/15/2037	700	881

NRG Energy, Inc.
2.450% due 12/02/2027	1,100	1,017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio Edison Co.
6.875% due 07/15/2036	$1,100	$1,427

Oi SA
10.000% due 07/27/2025	200	152

ONEOK, Inc.
4.550% due 07/15/2028	2,500	2,573
5.850% due 01/15/2026	2,000	2,152

Pacific Gas & Electric Co.
1.750% due 06/16/2022	700	699
2.100% due 08/01/2027	700	630
3.250% due 06/15/2023	800	799
3.300% due 12/01/2027	500	473
3.500% due 08/01/2050	1,700	1,373
3.950% due 12/01/2047	1,800	1,494
4.200% due 06/01/2041	700	610
4.250% due 03/15/2046	500	434
4.400% due 03/01/2032	2,500	2,461
4.550% due 07/01/2030	1,300	1,292
4.950% due 07/01/2050	1,600	1,513

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.375% due 02/05/2050	500	459

Petrobras Global Finance BV
5.093% due 01/15/2030	2,194	2,194

Progress Energy, Inc.
7.750% due 03/01/2031	400	513

Puget Energy, Inc.
4.100% due 06/15/2030	500	500

Rio Oil Finance Trust
9.250% due 07/06/2024	231	243

SA Global Sukuk Ltd.
2.694% due 06/17/2031	2,600	2,466

San Diego Gas & Electric Co.
3.000% due 03/15/2032	1,100	1,067
4.300% due 04/01/2042	1,000	1,036

Sempra Energy
4.125% due 04/01/2052 •	500	468

SES SA
5.300% due 04/04/2043	1,800	1,756

Shell International Finance BV
3.625% due 08/21/2042	1,100	1,084

Southern California Edison Co.
2.250% due 06/01/2030	2,200	1,991
3.650% due 02/01/2050	200	186
3.650% due 06/01/2051	1,400	1,310
4.650% due 10/01/2043	400	416
4.875% due 03/01/2049	100	107
5.625% due 02/01/2036	200	225
6.000% due 01/15/2034	300	352
6.650% due 04/01/2029	200	228

Southwestern Electric Power Co.
3.250% due 11/01/2051	1,000	863

Telefonica Europe BV
8.250% due 09/15/2030	1,250	1,641

Verizon Communications, Inc.
2.355% due 03/15/2032	5,004	4,528
4.125% due 08/15/2046	1,800	1,856

Virginia Electric & Power Co.
8.875% due 11/15/2038	300	473

Vodafone Group PLC
4.250% due 09/17/2050	1,200	1,200
4.875% due 06/19/2049	1,000	1,092
5.125% due 06/04/2081 •	3,700	3,271

Wisconsin Electric Power Co.
4.300% due 12/15/2045	2,400	2,442

		88,188

Total Corporate Bonds & Notes (Cost $697,909)		654,015

MUNICIPAL BONDS & NOTES 1.3%

CALIFORNIA 0.5%

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	200	276

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.714% due 06/01/2041	$1,500	$1,342

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	2,057

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,000	2,237

		5,912

FLORIDA 0.1%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
2.154% due 07/01/2030	700	639

GEORGIA 0.2%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,392	3,197

MARYLAND 0.1%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
3.197% due 07/01/2050	2,200	1,910

NEW YORK 0.0%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	400	508

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,700	2,499

TEXAS 0.2%

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2020
2.919% due 11/01/2050	2,400	2,158

Total Municipal Bonds & Notes (Cost $16,038)		16,823

U.S. GOVERNMENT AGENCIES 3.2%

Fannie Mae
0.000% due 11/15/2030 (d)	10,700	8,669
5.625% due 04/17/2028	100	117
6.210% due 08/06/2038	9,643	13,766

Freddie Mac
0.000% due 03/15/2031 (d)	1,100	875
2.750% due 11/25/2029	1,280	1,270
5.000% due 04/15/2038	41	43
6.250% due 07/15/2032	300	399
6.750% due 03/15/2031	1,900	2,529

Ginnie Mae
3.500% due 11/20/2044	1,697	1,694
4.000% due 06/20/2048	155	160
5.500% due 10/20/2037	662	740

Israel Government AID Bond
5.500% due 09/18/2033	1,800	2,301

Residual Funding Corp. STRIPS (d)
0.000% due 04/15/2030	4,100	3,325

Resolution Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (a)	2,300	1,863

U.S. Small Business Administration
5.290% due 12/01/2027	43	44

Uniform Mortgage-Backed Security
3.500% due 08/01/2046	2,720	2,771
4.000% due 10/01/2047 - 06/01/2049	203	210

Total U.S. Government Agencies (Cost $36,987)		40,776

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	85

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 56.1%

U.S. Treasury Bonds
1.250% due 05/15/2050 (i)	$36,700	$27,419
1.375% due 11/15/2040 (k)(m)	2,100	1,718
1.375% due 08/15/2050 (k)(m)	16,900	13,026
1.625% due 11/15/2050 (k)	24,522	20,125
1.750% due 08/15/2041 (i)(m)	213,190	184,909
1.875% due 02/15/2041 (i)	104,000	92,684
1.875% due 02/15/2051 (k)(m)	6,800	5,950
1.875% due 11/15/2051 (i)	38,033	33,374
2.000% due 11/15/2041 (i)	108,500	98,210
2.000% due 08/15/2051 (i)	1,200	1,083
2.250% due 05/15/2041 (k)	51,600	48,754
2.250% due 02/15/2052	83,730	80,329
2.375% due 02/15/2042 (i)	8,600	8,298
2.375% due 05/15/2051 (m)	457	448
2.750% due 08/15/2042 (k)	600	611
2.875% due 05/15/2043 (k)(m)	1,637	1,696
2.875% due 05/15/2049 (i)(k)(m)	19,770	21,282
3.000% due 08/15/2048 (k)	12,712	13,892
3.125% due 02/15/2043 (k)(m)	23,100	24,885
3.125% due 05/15/2048 (k)(m)	3,103	3,468
4.375% due 11/15/2039 (m)	40	51

U.S. Treasury STRIPS
0.000% due 08/15/2040 (d)	4,500	2,827
0.000% due 11/15/2040 (d)	12,200	7,593
0.000% due 08/15/2042 (d)	2,600	1,515
0.000% due 05/15/2043 (d)	5,800	3,302
0.000% due 11/15/2043 (d)	1,000	564
0.000% due 11/15/2044 (d)	13,200	7,255
0.000% due 05/15/2046 (d)	8,700	4,660
0.000% due 08/15/2047 (d)	22,500	11,907

Total U.S. Treasury Obligations (Cost $763,779)		721,835

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.7%

American Home Mortgage Investment Trust
1.037% due 11/25/2045 •	800	772

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	1,100	1,125
4.957% due 08/10/2035 ~	700	697

Bear Stearns Adjustable Rate Mortgage Trust
2.711% due 01/25/2035 ~	2	2

Citigroup Mortgage Loan Trust
2.329% due 03/25/2034 ~	33	34

Credit Suisse Mortgage Capital Trust
2.942% due 12/26/2059 ~	557	553
3.384% due 04/25/2043 ~	697	696

Downey Savings & Loan Association Mortgage Loan Trust
2.495% due 07/19/2044 ~	20	19

GSMPS Mortgage Loan Trust
0.807% due 01/25/2036 •	840	710

IndyMac IMSC Mortgage Loan Trust
0.817% due 07/25/2047 •	72	56

IndyMac INDX Mortgage Loan Trust
0.647% due 04/25/2037 •	1,180	1,035

Merrill Lynch Mortgage Investors Trust
2.088% due 11/25/2035 •	406	406

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	979	959
4.500% due 05/25/2058 ~	186	190

Structured Adjustable Rate Mortgage Loan Trust
2.459% due 02/25/2034 ~	4	4

Structured Asset Mortgage Investments Trust
0.837% due 07/25/2046 ^•	33	28
0.897% due 05/25/2036 •	59	55

WaMu Mortgage Pass-Through Certificates Trust
0.827% due 05/25/2034 ~	753	741
1.297% due 06/25/2044 •	66	65
1.723% due 08/25/2046 •	428	413
2.547% due 01/25/2037 ^~	528	476

Total Non-Agency Mortgage-Backed Securities (Cost $9,014)		9,036

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.9%

Accredited Mortgage Loan Trust
1.327% due 01/25/2035 •		$436	$416

American Money Management Corp. CLO Ltd.
1.316% due 11/10/2030 •		900	888

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		155	155

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •	EUR	993	1,094

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •		$321	322

Countrywide Asset-Backed Certificates
0.927% due 04/25/2036 •		1,800	1,743

Countrywide Asset-Backed Certificates Trust
1.507% due 11/25/2035 •		354	354

Equifirst Loan Securitization Trust
0.627% due 04/25/2037 •		761	718

Harvest CLO DAC
0.760% due 07/15/2031 •	EUR	1,600	1,738

HSI Asset Securitization Corp. Trust
0.617% due 05/25/2037 •		$104	103

IXIS Real Estate Capital Trust
1.087% due 02/25/2036 •		47	49

JP Morgan Mortgage Acquisition Corp.
1.162% due 09/25/2035 •		302	302

JP Morgan Mortgage Acquisition Trust
0.907% due 11/25/2036 •		1,615	1,606

LCM LP
1.134% due 04/20/2028 •		228	227

Securitized Asset-Backed Receivables LLC Trust
0.937% due 03/25/2036 •		432	426

SLM Student Loan Trust
1.758% due 04/25/2023 •		55	55

Structured Asset Investment Loan Trust
0.607% due 06/25/2036 •		402	395

Towd Point Mortgage Trust
1.457% due 05/25/2058 •		169	169
1.457% due 10/25/2059 •		133	132
2.900% due 10/25/2059 ~		541	532

Total Asset-Backed Securities (Cost $11,245)			11,424

SOVEREIGN ISSUES 0.5%

Argentina Government International Bond
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,287	7

Australia Government International Bond
1.000% due 11/21/2031	AUD	1,800	1,140

Israel Government International Bond
3.875% due 07/03/2050		$900	929

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,300	343
6.350% due 08/12/2028		1,300	353

Qatar Government International Bond
4.000% due 03/14/2029		$1,000	1,070
4.500% due 04/23/2028		400	437

Romania Government International Bond
2.875% due 04/13/2042	EUR	2,500	2,129

Total Sovereign Issues (Cost $7,407)			6,408

		SHARES
PREFERRED SECURITIES 1.5%

FINANCIALS 1.5%

Banco Santander SA
6.750% due 04/25/2022 •(e)(f)		600,000	667

Bank of America Corp.
4.300% due 01/28/2025 •(e)		1,900,000	1,807

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(e)		500,000	513

CaixaBank SA
6.000% due 07/18/2022 •(e)(f)		1,200,000	1,342

	SHARES	MARKET VALUE (000S)

Charles Schwab Corp.
4.000% due 06/01/2026 •(e)	1,400,000	$1,342

Citigroup, Inc.
4.000% due 12/10/2025 •(e)	2,200,000	2,118

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(e)	2,200,000	2,045

JPMorgan Chase & Co.
4.000% due 04/01/2025 •(e)	1,700,000	1,607
4.287% (US0003M + 3.320%) due 07/01/2022 ~(e)	2,400,000	2,400
4.600% due 02/01/2025 •(e)	2,000,000	1,933
5.000% due 08/01/2024 •(e)	100,000	100

Wells Fargo & Co.
3.900% due 03/15/2026 •(e)	3,500,000	3,357

Total Preferred Securities (Cost $20,056)		19,231

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (h) 0.1%
		960

Total Short-Term Instruments (Cost $960)		960

Total Investments in Securities (Cost $1,581,985)		1,498,979

INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	11,768	114

Total Short-Term Instruments (Cost $114)		114

Total Investments in Affiliates (Cost $114)		114

Total Investments 116.5% (Cost $1,582,099)		$1,499,093

Financial Derivative Instruments (j)(l) (0.5)% (Cost or Premiums, net $15,021)		(6,707)

Other Assets and Liabilities, net (16.0)%		(205,794)

Net Assets 100.0%		$1,286,592

86	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Zero coupon security.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.057%	01/25/2033	01/18/2022	$1,100	$1,029	0.08%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	1,100	1,021	0.08
Deutsche Bank AG	3.729	01/14/2032	01/11/2021	2,400	2,144	0.17
Morgan Stanley	0.000	04/02/2032	02/11/2020	7,433	6,365	0.49
Oracle Corp.	3.650	03/25/2041	03/22/2021	6,259	5,520	0.43

				$18,292	$16,079	1.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$960	U.S. Treasury Bills 0.000% due 08/04/2022	$(979)	$960	$960

Total Repurchase Agreements						$(979)	$960	$960

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.300%	03/31/2022	04/01/2022		$(7,054)	$(7,054)
	0.330	03/15/2022	04/14/2022		(5,980)	(5,981)
	0.340	03/18/2022	04/08/2022		(5,696)	(5,697)
BRC	(2.500)	11/08/2021	TBD	(3)	(868)	(859)
BSN	0.230	03/03/2022	04/06/2022		(125,071)	(125,095)
DEU	0.290	03/11/2022	04/11/2022		(37,673)	(37,679)
JPS	0.200	03/30/2022	04/01/2022		(10,629)	(10,629)

Total Reverse Repurchase Agreements						$(192,994)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
TDL	0.310%	03/31/2022	04/01/2022	$(4,475)	$(4,475)

Total Sale-Buyback Transactions					$(4,475)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	87

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(18,732)	$0	$(18,732)	$18,824	$92
BRC	0	(859)	0	(859)	870	11
BSN	0	(125,095)	0	(125,095)	125,244	149
DEU	0	(37,679)	0	(37,679)	37,695	16
FICC	960	0	0	960	(979)	(19)
JPS	0	(10,629)	0	(10,629)	10,706	77

Master Securities Forward Transaction Agreement
TDL	0	0	(4,475)	(4,475)	4,456	(19)

Total Borrowings and Other Financing Transactions	$960	$(192,994)	$(4,475)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(859)	$(859)
U.S. Treasury Obligations	(17,683)	(174,452)	0	0	(192,135)

Total	$(17,683)	$(174,452)	$0	$(859)	$(192,994)

Sale-Buyback Transactions
U.S. Treasury Obligations	(4,475)	0	0	0	(4,475)

Total	$(4,475)	$0	$0	$0	$(4,475)

Total Borrowings	$(22,158)	$(174,452)	$0	$(859)	$(197,469)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(197,469)

(i)	Securities with an aggregate market value of $197,794 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(222,143) at a weighted average interest rate of 0.063%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	06/2022	2,152	$487,509	$33,924	$0	$(7,021)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2022	24	$(2,949)	$84	$0	$(6)

Total Futures Contracts				$34,008	$0	$(7,027)

88	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
American International Group, Inc.	1.000%	Quarterly	12/20/2026	0.643%	$	600	$13	$(3)	$10	$1	$0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.650		800	11	(3)	8	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.743		900	16	(7)	9	0	0
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.806		1,200	14	(3)	11	0	(1)
Atlantia SPA	1.000	Quarterly	06/20/2025	1.015	EUR	300	(18)	18	0	(1)	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.822	$	6,400	33	(17)	16	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		1,600	(6)	(23)	(29)	0	(1)
British Telecommunications PLC	1.000	Quarterly	12/20/2025	0.719	EUR	800	10	(1)	9	0	(2)
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.151		200	(2)	0	(2)	0	(1)
Devon Energy Corp.	1.000	Quarterly	12/20/2026	0.997	$	1,400	(2)	3	1	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2026	0.703		2,400	15	14	29	1	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		300	4	(1)	3	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638		1,100	215	(54)	161	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.602	EUR	1,000	(141)	120	(21)	0	(1)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.829		1,600	(163)	111	(52)	0	(3)
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.716	$	4,300	97	(47)	50	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.785		900	21	(12)	9	0	(1)
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	0.720		6,300	45	35	80	0	(1)

							$162	$130	$292	$2	$(13)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$	900	$(33)	$(41)	$(74)	$0	$(1)
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		1,600	159	(54)	105	0	0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		11,600	1,052	(303)	749	0	(5)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		2,100	104	15	119	0	(1)
CDX.IG-35 10-Year Index	1.000	Quarterly	12/20/2030		500	3	0	3	0	0
CDX.IG-36 10-Year Index	1.000	Quarterly	06/20/2031		1,600	10	(4)	6	1	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		177,400	4,077	(984)	3,093	0	(21)
CDX.IG-37 10-Year Index	1.000	Quarterly	12/20/2031		18,800	149	(154)	(5)	0	(18)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		243,000	3,480	496	3,976	0	(14)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR	50,800	1,498	(475)	1,023	0	(5)
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026		7,700	237	(93)	144	0	(1)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026		55,500	1,517	(520)	997	0	(4)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		13,600	206	4	210	2	(1)

						$12,459	$(2,113)	$10,346	$3	$(71)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/21/2027	GBP	11,500	$936	$72	$1,008	$2	$0
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/10/2032		7,300	(219)	(523)	(742)	29	0
Pay	1-Day GBP-SONIO Compounded-OIS	1.060	Annual	02/21/2052		700	(9)	(74)	(83)	8	0
Pay	1-Day GBP-SONIO Compounded-OIS	1.101	Annual	02/21/2052		700	(9)	(65)	(74)	8	0
Pay	1-Day GBP-SONIO Compounded-OIS	1.175	Annual	02/28/2052		900	(12)	(63)	(75)	11	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/10/2052		2,700	221	237	458	0	(31)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		400	81	6	87	0	(5)
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	$	40,300	1,641	1,622	3,263	0	(126)
Pay	1-Day USD-SOFR Compounded-OIS	1.930	Annual	03/24/2052		2,300	(20)	(6)	(26)	21	0
Pay	1-Year BRL-CDI	6.789	Maturity	01/02/2023	BRL	168,400	(22)	(1,435)	(1,457)	9	0
Receive	3-Month USD-LIBOR	1.810	Semi-Annual	11/10/2051	$	2,300	(18)	241	223	0	(19)
Receive	3-Month USD-LIBOR	1.638	Semi-Annual	12/08/2051		1,200	(8)	173	165	0	(9)

							$2,562	$185	$2,747	$88	$(190)

Total Swap Agreements							$15,183	$(1,798)	$13,385	$93	$(274)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	89

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$111	$111	$0	$ (7,027)	$ (294)	$ (7,321)

(k)

Securities with an aggregate market value of $54,212 and cash of $4,885 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $18 and liability of $(20) for closed swap agreements is outstanding at period end

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022		GBP	240		$313	$0	$(3)
	04/2022			$44	DKK	300	1	0
	04/2022			653	EUR	587	0	(4)
	06/2022		PEN	3,014		$722	0	(91)
	06/2022			$1,526	MXN	31,952	60	0
	06/2022			119	PEN	450	2	0

BPS	04/2022		BRL	12,327		$2,404	0	(185)
	04/2022		CAD	3,483		2,746	0	(40)
	04/2022		GBP	4,635		6,214	125	0
	04/2022			$2,602	BRL	12,327	0	(13)
	08/2022			50	MXN	1,109	4	0

CBK	04/2022		BRL	24,251		$5,077	22	(39)
	04/2022	«	RUB	6,314		57	0	(17)
	04/2022			$4,635	BRL	24,251	459	0
	04/2022			2,506	CAD	3,200	54	0
	04/2022	«		4	RUB	288	0	0
	05/2022	«	RUB	4,414		$37	0	(13)
	05/2022	«		$89	RUB	6,986	0	(9)
	06/2022		MXN	70,825		$3,344	0	(172)
	06/2022			$254	MXN	5,327	10	0
	06/2022			673	PEN	2,564	19	0
	12/2022		PEN	2,564		$661	0	(19)

DUB	04/2022	«	RUB	39,151		344	0	(115)
	04/2022			$163	DKK	1,110	2	0
	04/2022	«		7	RUB	509	0	(1)
	05/2022	«	RUB	42,273		$352	0	(129)
	05/2022	«		$238	RUB	18,459	0	(27)
	07/2022		DKK	1,106		$163	0	(2)

GLM	04/2022		BRL	7,575		1,529	0	(62)
	04/2022	«	RUB	22,229		190	0	(71)
	04/2022			$1,599	BRL	7,575	0	(8)

90	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	04/2022	«		$21	RUB	1,632	$0	$(2)
	05/2022	«	RUB	5,230		$44	0	(15)
	05/2022			$1,517	BRL	7,575	61	0
	05/2022	«		222	RUB	17,206	0	(26)

HUS	04/2022		DKK	6,880		$1,079	55	0
	04/2022		GBP	1,012		1,323	0	(7)
	04/2022			$2,200	EUR	2,003	16	0
	04/2022	«		5	RUB	416	0	0

JPM	04/2022	«	RUB	6,655		$61	0	(17)
	05/2022	«		3,948		37	0	(7)
	05/2022			$2,252	AUD	3,163	116	0
	05/2022			1,594	MXN	33,204	62	0
	05/2022			1,661	NOK	14,790	18	0

MYI	04/2022			720	DKK	4,870	5	0
	04/2022			28,322	EUR	25,434	0	(186)
	05/2022		EUR	25,434		$28,347	186	0
	05/2022	«		$86	RUB	6,652	0	(10)
	07/2022		DKK	5,362		$796	0	(4)

RBC	05/2022		CHF	1,172		1,271	1	0

SCX	04/2022		EUR	27,437		30,857	505	0
	04/2022			$1,123	GBP	850	0	(7)
	04/2022	«		5	RUB	404	0	(1)
	05/2022		GBP	5,037		$6,631	15	0
	05/2022			$1,309	CHF	1,200	0	(9)

SOG	05/2022	«		133	RUB	10,260	0	(16)

UAG	04/2022		BRL	1,207		$235	0	(18)
	04/2022			$255	BRL	1,207	0	(1)
	04/2022	«		919	RUB	70,584	0	(90)
	05/2022	«	RUB	17,832		$151	0	(52)
	05/2022	«		$181	RUB	14,134	0	(20)

Total Forward Foreign Currency Contracts							$1,798	$(1,508)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.850%	04/14/2022	22,400	$99	$0

BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	2,410	273	746

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	2,220	238	687

							$610	$1,433

Total Purchased Options							$610	$1,433

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	14,300	$ (17)	$ (2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	7,000	(6)	(4)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	2,500	(4)	(3)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	900	(4)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	07/20/2022	900	(9)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	5,400	(7)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	2,200	(6)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	11,400	(18)	(9)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	3,000	(14)	(4)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	2,300	(4)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	800	(6)	(3)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	800	(8)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	1,700	(18)	(6)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	800	(8)	(3)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	91

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000%	04/20/2022	1,300	$ (8)	$ (1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	7,900	(10)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	3,300	(4)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	11,000	(21)	(8)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	2,200	(12)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	2,400	(14)	(9)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	700	(5)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	4,300	(5)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	4,000	(5)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	6,000	(10)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	9,600	(17)	(12)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	4,200	(7)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	7,200	(33)	(10)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	3,600	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	4,400	(6)	(5)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	3,400	(14)	(2)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	1,100	(6)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	3,900	(4)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	3,900	(4)	(2)

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	900	(6)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	4,200	(5)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	3,000	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	2,800	(4)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	800	(5)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	4,500	(7)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	4,500	(8)	(6)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	4,000	(5)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	3,900	(5)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	3,800	(6)	(3)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	900	(4)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	1,800	(18)	(8)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	1,000	(10)	(3)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	2,500	(8)	(5)

MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	1,500	(9)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	800	(3)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	104.000	04/20/2022	1,000	(7)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	3,700	(5)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	5,900	(8)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	800	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	8,700	(13)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	6,000	(7)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	5,600	(6)	(5)

						$ (474)	$ (183)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.525%	04/14/2022	4,700	$(102)	$0

BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	7,210	(265)	(1,168)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	246,200	(497)	(9)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	246,200	(498)	(4,061)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.459	04/01/2022	7,000	(69)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.859	04/01/2022	7,000	(69)	(187)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.410	04/04/2022	1,500	(15)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.860	04/04/2022	1,500	(15)	(41)

JPM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	6,660	(235)	(1,079)

							$(1,765)	$(6,545)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	$	98.391	05/05/2022	700	$(3)	$(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052		98.469	05/05/2022	1,000	(5)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052		100.414	04/06/2022	1,800	(6)	(46)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052		98.766	05/05/2022	600	(3)	(9)

92	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	$	98.914	05/05/2022	800	$(4)	$(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052		99.102	05/05/2022	600	(3)	(11)

						$(24)	$(81)

Total Written Options						$(2,263)	$(6,809)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2026	1.709%	$	1,300	$(49)	$13	$0	$(36)

BRC	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.748		400	(2)	5	3	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574		9,100	(221)	344	123	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.934		100	(1)	1	0	0

GLM	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.312		1,500	(18)	51	33	0

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.829		300	(4)	5	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499		300	(3)	7	4	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2026	0.470		3,900	93	1	94	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.050		1,800	(75)	74	0	(1)

HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.400		200	(3)	6	3	0

JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.784		100	(1)	2	1	0

MYC	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.492		300	(5)	6	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499		100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.909		400	1	1	2	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009		700	(2)	2	0	0

								$(291)	$520	$266	$(37)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
CBK	CDX.HY-33 5-Year Index 35-100%	5.000%	Quarterly	12/20/2024	$8,284	$1,379	$(342)	$1,037	$0

GST	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	300	36	(14)	22	0

JPM	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	100	13	(6)	7	0

MYC	CDX.HY-37 5-Year Index 25-35%	5.000	Quarterly	12/20/2026	2,600	354	(30)	324	0

						$1,782	$(392)	$1,390	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	S&P 500 Total Return Index	7,625	0.609% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/20/2022	$72,208	$0	$368	$368	$0
	Receive	S&P 500 Total Return Index	8,869	0.510% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/25/2022	84,499	0	(16)	0	(16)

FAR	Receive	S&P 500 Total Return Index	5,973	0.609% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/20/2022	56,564	0	288	288	0
	Receive	S&P 500 Total Return Index	12,799	0.770% (3-Month USD-LIBOR plus a specified spread)	Monthly	08/03/2022	121,942	0	(55)	0	(55)
	Receive	S&P 500 Total Return Index	10,298	0.575% (3-Month USD-LIBOR plus a specified spread)	Monthly	10/05/2022	98,114	0	(27)	0	(27)
	Receive	S&P 500 Total Return Index	2,845	0.590% (3-Month USD-LIBOR plus a specified spread)	Monthly	11/16/2022	27,106	0	(5)	0	(5)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	93

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
HUS	Receive	S&P 500 Total Return Index	4,365	0.824% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/08/2022	$40,098	$0	$1,462	$1,462	$0
	Receive	S&P 500 Total Return Index	5,294	0.769% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/22/2022	49,677	0	716	716	0
	Receive	S&P 500 Total Return Index	1,949	0.639% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/10/2022	18,457	0	93	93	0

RBC	Receive	S&P 500 Total Return Index	3,909	0.754% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/18/2022	35,910	0	1,311	1,311	0
	Receive	S&P 500 Total Return Index	17,388	0.564% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/21/2022	165,663	0	(237)	0	(237)

UAG	Receive	S&P 500 Total Return Index	1,516	0.649% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/12/2022	14,356	0	72	72	0

								$0	$3,970	$4,310	$(340)

Total Swap Agreements								$1,491	$4,098	$5,966	$(377)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$63	$0	$0	$63	$(98)	$(34)	$(36)	$(168)	$(105)	$272	$167
BPS	129	746	0	875	(238)	(1,186)	0	(1,424)	(549)	607	58
BRC	0	0	126	126	0	(64)	0	(64)	62	0	62
CBK	564	0	1,405	1,969	(269)	(7)	(16)	(292)	1,677	(6,131)	(4,454)
DUB	2	0	0	2	(274)	(6)	0	(280)	(278)	283	5
FAR	0	0	288	288	0	0	(87)	(87)	201	(13,660)	(13,459)
GLM	61	0	33	94	(184)	(4,298)	0	(4,482)	(4,388)	4,740	352
GST	0	0	121	121	0	(15)	(1)	(16)	105	0	105
HUS	71	0	2,274	2,345	(7)	0	0	(7)	2,338	(4,080)	(1,742)
JPM	196	687	8	891	(24)	(1,183)	0	(1,207)	(316)	497	181
MYC	0	0	328	328	0	(16)	0	(16)	312	(304)	8
MYI	191	0	0	191	(200)	0	0	(200)	(9)	0	(9)
RBC	1	0	1,311	1,312	0	0	(237)	(237)	1,075	3,890	4,965
SCX	520	0	0	520	(17)	0	0	(17)	503	(230)	273
SOG	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
UAG	0	0	72	72	(181)	0	0	(181)	(109)	0	(109)

Total Over the Counter	$1,798	$1,433	$5,966	$9,197	$(1,508)	$(6,809)	$(377)	$(8,694)

(m)

Securities with an aggregate market value of $10,289 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

94	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$105	$111

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,798	$0	$1,798
Purchased Options	0	0	0	0	1,433	1,433
Swap Agreements	0	1,656	4,310	0	x0	5,966

	$0	$1,656	$4,310	$1,798	$1,433	$9,197

	$0	$1,662	$4,310	$1,798	$1,538	$9,308

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$7,021	$0	$6	$7,027
Swap Agreements	0	87	0	0	207	294

	$0	$87	$7,021	$0	$213	$7,321

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,508	$0	$1,508
Written Options	0	183	0	0	6,626	6,809
Swap Agreements	0	37	340	0	0	377

	$0	$220	$340	$1,508	$6,626	$8,694

	$0	$307	$7,361	$1,508	$6,839	$16,015

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$11	$11
Futures	0	0	8,432	0	(533)	7,899
Swap Agreements	0	1,922	0	0	(4,170)	(2,248)

	$0	$1,922	$8,432	$0	$(4,692)	$5,662

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,089	$0	$3,089
Purchased Options	0	0	0	(29)	(20)	(49)
Written Options	0	695	0	98	1,927	2,720
Swap Agreements	0	596	97,474	0	(8)	98,062

	$0	$1,291	$97,474	$3,158	$1,899	$103,822

	$0	$3,213	$105,906	$3,158	$(2,793)	$109,484

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	95

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)	March 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$32,741	$0	$(1,358)	$31,383
Swap Agreements	0	(2,584)	0	0	1,227	(1,357)

	$0	$(2,584)	$32,741	$0	$(131)	$30,026

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(320)	$0	$(320)
Purchased Options	0	0	0	0	(97)	(97)
Written Options	0	153	0	(26)	(3,778)	(3,651)
Swap Agreements	0	(88)	(9,696)	0	0	(9,784)

	$0	$65	$(9,696)	$(346)	$(3,875)	$(13,852)

	$0	$(2,519)	$23,045	$(346)	$(4,006)	$16,174

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$18,471	$0	$18,471
Corporate Bonds & Notes
Banking & Finance	0	231,831	0	231,831
Industrials	0	333,996	0	333,996
Utilities	0	88,188	0	88,188
Municipal Bonds & Notes
California	0	5,912	0	5,912
Florida	0	639	0	639
Georgia	0	3,197	0	3,197
Maryland	0	1,910	0	1,910
New York	0	508	0	508
Ohio	0	2,499	0	2,499
Texas	0	2,158	0	2,158
U.S. Government Agencies	0	40,776	0	40,776
U.S. Treasury Obligations	0	721,835	0	721,835
Non-Agency Mortgage-Backed Securities	0	9,036	0	9,036
Asset-Backed Securities	0	11,424	0	11,424
Sovereign Issues	0	6,408	0	6,408
Preferred Securities
Financials	0	19,231	0	19,231
Short-Term Instruments
Repurchase Agreements	0	960	0	960

	$0	$1,498,979	$0	$1,498,979

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$114	$0	$0	$114

Total Investments	$114	$1,498,979	$0	$1,499,093

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	93	0	93
Over the counter	0	9,197	0	9,197

	$0	$9,290	$0	$9,290

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7,021)	(280)	0	(7,301)
Over the counter	0	(8,056)	(638)	(8,694)

	$(7,021)	$(8,336)	$(638)	$(15,995)

Total Financial Derivative Instruments	$(7,021)	$954	$(638)	$(6,705)

Totals	$(6,907)	$1,499,933	$(638)	$1,492,388

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

96	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO StocksPLUS® Short Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.2%

CORPORATE BONDS & NOTES 8.7%

BANKING & FINANCE 5.2%

Bank of America Corp.
1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		$500	$505

Barclays PLC
7.125% due 06/15/2025 •(d)(e)	GBP	500	693

Credit Suisse Group AG
7.250% due 09/12/2025 •(d)(e)		$1,078	1,090

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		300	301

Goldman Sachs Group, Inc.
2.124% (SOFRRATE + 1.850%) due 03/15/2028 ~		600	615

ING Groep NV
5.750% due 11/16/2026 •(d)(e)		500	503

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(d)(e)		1,323	1,407

Natwest Group PLC
8.000% due 08/10/2025 •(d)(e)		600	652

Nykredit Realkredit AS
1.500% due 10/01/2053	DKK	9,200	1,235

			7,001

INDUSTRIALS 3.2%

Boeing Co.
2.750% due 02/01/2026		$300	291

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		300	300

CVS Pass-Through Trust
6.943% due 01/10/2030		416	465

DAE Funding LLC
1.625% due 02/15/2024		500	479

Kraft Heinz Foods Co.
5.000% due 07/15/2035		44	47
5.200% due 07/15/2045		122	132

Magallanes, Inc.
4.054% due 03/15/2029		100	101
4.279% due 03/15/2032		400	402

MPLX LP
2.650% due 08/15/2030		400	367

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		900	883
4.345% due 09/17/2027		700	691
4.810% due 09/17/2030		200	199

			4,357

UTILITIES 0.3%

Pacific Gas & Electric Co.
4.550% due 07/01/2030		400	397

Total Corporate Bonds & Notes (Cost $11,876)			11,755

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		94	103

Total Municipal Bonds & Notes (Cost $92)			103

U.S. GOVERNMENT AGENCIES 17.0%

Fannie Mae
0.537% due 09/25/2042 •		17	17
0.807% due 07/25/2037 •		29	29
0.837% due 07/25/2037 •		45	45
0.857% due 09/25/2035 ~		104	104
0.867% due 09/25/2035 •		217	218
1.057% due 01/25/2051 ~		81	82
1.177% due 06/25/2037 •		402	409

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.599% due 09/01/2035 •	$5	$5
1.805% due 07/01/2035 •	1	1
1.904% due 11/01/2035 •	1	1
2.071% due 12/01/2033 •	1	1
2.090% due 06/01/2035 •	3	4
2.220% due 06/01/2035 •	4	4
2.273% due 12/01/2033 •	4	4
2.344% due 06/01/2034 •	13	13

Freddie Mac
0.777% due 03/15/2037 ~	386	387
1.097% due 08/15/2037 •	560	570
1.107% due 10/15/2037 •	94	96
1.117% due 05/15/2037 - 09/15/2037 •	654	665
1.979% due 06/01/2035 •	7	7
2.145% due 11/01/2034 •	4	4
4.000% due 01/01/2048 - 03/01/2049	115	118
5.000% due 05/01/2023 - 01/01/2039	787	851
5.500% due 01/01/2035 - 03/01/2039	154	169
6.000% due 08/01/2027 - 12/01/2037	53	58

Ginnie Mae
5.000% due 04/15/2035 - 03/15/2042	2,704	2,973
6.000% due 07/15/2037 - 08/15/2037	22	23

Ginnie Mae, TBA
5.000% due 04/01/2052	6,000	6,275

U.S. Small Business Administration
4.430% due 05/01/2029	85	87

Uniform Mortgage-Backed Security
4.000% due 01/01/2025 - 06/01/2026	49	50
4.500% due 05/01/2023 - 02/01/2044	1,610	1,702
5.000% due 11/01/2025 - 01/01/2029	29	31
5.500% due 02/01/2025 - 09/01/2041	4,242	4,622
6.000% due 10/01/2026 - 05/01/2041	2,963	3,284

Total U.S. Government Agencies (Cost $22,688)		22,909

U.S. TREASURY OBLIGATIONS 1.6%

U.S. Treasury Inflation Protected Securities (c)
0.125% due 02/15/2051	216	222
0.625% due 02/15/2043 (h)	609	681
1.375% due 02/15/2044	939	1,204

Total U.S. Treasury Obligations (Cost $1,924)		2,107

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.6%

Banc of America Funding Trust
2.731% due 05/25/2035 ~	1	2

Banc of America Mortgage Trust
2.697% due 07/25/2035 ^~	141	139
3.675% due 05/25/2033 ~	2	2

Bear Stearns Adjustable Rate Mortgage Trust
2.561% due 12/25/2035 ~	4	4
2.731% due 11/25/2034 ~	3	3
3.018% due 11/25/2034 ~	18	19

Bear Stearns ALT-A Trust
2.549% due 10/25/2035 ^~	712	665

Chase Mortgage Finance Trust
2.787% due 12/25/2035 ^~	88	83
2.860% due 09/25/2036 ^~	132	120
6.000% due 12/25/2036	132	81

Citigroup Mortgage Loan Trust
2.470% due 05/25/2035 •	2	2
2.470% due 10/25/2035 •	2	3

Countrywide Alternative Loan Trust
0.797% due 11/25/2036 «•	1	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.837% due 09/25/2046 ^•		$728	$714
1.017% due 02/25/2037 •		84	72
5.500% due 07/25/2035 ^		3	3
6.000% due 05/25/2037 ^		1,311	818

Countrywide Home Loan Mortgage Pass-Through Trust
1.985% due 02/20/2036 ^•		3	2
2.505% due 02/20/2035 ~		4	4
2.696% due 11/25/2034 ~		154	153

GS Mortgage Securities Corp. Trust
1.597% due 07/15/2031 ~		494	481

GSR Mortgage Loan Trust
2.654% due 11/25/2035 ~		5	5
2.910% due 09/25/2035 ~		4	4
3.142% due 11/25/2035 ^~		311	294
6.000% due 02/25/2036 ^		2,869	1,671
6.000% due 07/25/2037 ^		755	624

HarborView Mortgage Loan Trust
0.789% due 12/19/2036 ^•		108	99
0.889% due 05/19/2035 •		5	5
3.250% due 06/19/2036 ^~		790	539

IndyMac INDX Mortgage Loan Trust
2.987% due 06/25/2036 ~		1,617	1,601

JP Morgan Alternative Loan Trust
2.659% due 05/25/2036 ^~		767	550

JP Morgan Mortgage Trust
2.291% due 02/25/2035 ~		1	1
2.314% due 07/25/2035 ~		44	46
2.560% due 10/25/2036 ~		62	50
3.023% due 10/25/2036 ^~		384	322
5.750% due 01/25/2036 ^		23	14

Lehman Mortgage Trust
6.000% due 09/25/2037 ^		574	563

MASTR Adjustable Rate Mortgages Trust
2.454% due 07/25/2035 ^~		103	97

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.837% due 12/15/2030 ~		17	16

Merrill Lynch Alternative Note Asset Trust
1.057% due 03/25/2037 •		1,026	351

Merrill Lynch Mortgage Investors Trust
0.877% due 02/25/2036 •		14	14
0.957% due 11/25/2035 •		15	14
2.033% due 05/25/2033 ~		10	10
2.898% due 09/25/2035 ^~		300	266

Mortgage Equity Conversion Asset Trust
2.020% due 05/25/2042 •		1,368	1,330

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		31	19
5.769% due 06/25/2036 ~		997	362

Prime Mortgage Trust
6.000% due 06/25/2036 ^		101	97

Residential Accredit Loans, Inc. Trust
0.757% due 02/25/2037 •		779	795
0.817% due 07/25/2036 •		2,552	1,269
0.827% due 08/25/2036 •		1,369	1,319
0.837% due 07/25/2036 •		1,281	1,298

Structured Adjustable Rate Mortgage Loan Trust
0.757% due 10/25/2035 •		5	5
1.541% due 01/25/2035 ^•		14	13
2.459% due 02/25/2034 ~		7	7

Structured Asset Mortgage Investments Trust
1.017% due 02/25/2036 ^•		10	10

Taurus UK DAC
1.005% due 05/17/2031 •	GBP	199	259

Thornburg Mortgage Securities Trust
3.261% due 06/25/2047 ^•		$581	491

WaMu Mortgage Pass-Through Certificates Trust
1.097% due 08/25/2045 •		1,232	1,218
1.341% due 11/25/2042 •		2	2
1.723% due 10/25/2046 •		56	54
3.110% due 02/25/2037 ^~		226	221

Wells Fargo Mortgage-Backed Securities Trust
2.733% due 12/25/2036 ^~		300	297

Total Non-Agency Mortgage-Backed Securities (Cost $20,548)			19,592

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	97

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 15.7%

ACE Securities Corp. Home Equity Loan Trust
0.577% due 10/25/2036 •		$7	$3

Aegis Asset-Backed Securities Trust
1.192% due 08/25/2035 •		1,300	1,183

Argent Securities Trust
0.817% due 04/25/2036 •		984	395

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.117% due 11/25/2035 •		928	918

Bear Stearns Asset-Backed Securities Trust
0.697% due 06/25/2047 •		1,798	1,794

Centex Home Equity Loan Trust
0.952% due 06/25/2036 •		500	469

Citigroup Mortgage Loan Trust
0.617% due 12/25/2036 •		718	470

Credit-Based Asset Servicing and Securitization LLC
1.157% due 03/25/2046 •		885	883

First Franklin Mortgage Loan Trust
0.777% due 04/25/2036 •		108	105
0.957% due 06/25/2036 •		500	458

GSAMP Trust
0.507% due 12/25/2046 •		1,788	1,080

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	400	438

HSI Asset Securitization Corp. Trust
0.737% due 10/25/2036 •		$2,704	1,092

KKR CLO Ltd.
1.401% due 07/15/2034 •		250	248

Long Beach Mortgage Loan Trust
0.757% due 05/25/2036 •		655	427
1.017% due 10/25/2034 •		6	6

Massachusetts Educational Financing Authority
1.208% due 04/25/2038 •		156	156

MASTR Asset-Backed Securities Trust
1.607% due 08/25/2037 •		1,815	1,736

Morgan Stanley Home Equity Loan Trust
0.627% due 04/25/2037 •		1,018	630

Nationstar Home Equity Loan Trust
0.777% due 04/25/2037 •		953	944

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oaktree CLO Ltd.
1.401% due 07/15/2034 •		$600	$597

Ownit Mortgage Loan Trust
1.282% due 08/25/2036 •		1,005	990

Residential Asset Securities Corp. Trust
0.757% due 08/25/2036 •		71	71
1.342% due 12/25/2035 •		1,100	1,022

Securitized Asset-Backed Receivables LLC Trust
0.617% due 08/25/2036 •		1,342	545
0.937% due 07/25/2036 •		1,216	641
1.417% due 01/25/2036 ^•		2,071	1,946

Structured Asset Investment Loan Trust
0.637% due 09/25/2036 •		1,061	744

Structured Asset Securities Corp. Mortgage Loan Trust
0.797% due 12/25/2036 •		211	208

Trestles CLO Ltd.
1.425% due 07/21/2034 •		250	248

Upstart Pass-Through Trust Series
3.800% due 04/20/2030 «		600	596

Total Asset-Backed Securities (Cost $20,526)			21,043

SOVEREIGN ISSUES 5.3%

Brazil Government International Bond
4.750% due 01/14/2050		389	327

Canada Government International Bond
2.750% due 12/01/2048	CAD	7,300	6,245

Saudi Government International Bond
3.450% due 02/02/2061		$400	356
4.500% due 10/26/2046		200	211

Total Sovereign Issues (Cost $7,828)			7,139

		SHARES
PREFERRED SECURITIES 0.6%

FINANCIALS 0.6%

JPMorgan Chase & Co.
3.769% (US0003M + 3.470%) due 07/30/2022 ~(d)		750,000	750

Total Preferred Securities (Cost $750)			750

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 43.6%

REPURCHASE AGREEMENTS (f) 23.6%
		$31,826

U.S. TREASURY BILLS 11.5%
0.386% due 04/26/2022 - 06/23/2022 (a)(b)(h)(j)	$15,500	15,488

U.S. TREASURY CASH MANAGEMENT BILLS 8.5%
0.653% due 06/21/2022 - 07/26/2022 (a)(b)(j)	11,510	11,488

Total Short-Term Instruments (Cost $58,802)		58,802

Total Investments in Securities (Cost $145,034)		144,200

	SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	18,644	181

Total Short-Term Instruments (Cost $181)		181

Total Investments in Affiliates (Cost $181)		181

Total Investments 107.3% (Cost $145,215)		$144,381

Financial Derivative Instruments (g)(i) 0.7% (Cost or Premiums, net $(440))		1,009

Other Assets and Liabilities, net (8.0)%		(10,815)

Net Assets 100.0%		$134,575

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Principal amount of security is adjusted for inflation.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Contingent convertible security.

98	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$1,026	U.S. Treasury Bills 0.000% due 08/04/2022	$(1,047)	$1,026	$1,026
JPS	0.280	03/31/2022	04/01/2022	30,800	U.S. Treasury Notes 1.625% due 05/15/2026	(31,369)	30,800	30,800

Total Repurchase Agreements						$(32,416)	$31,826	$31,826

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (5.5)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037	$ 1,600	$(1,581)	$(1,554)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	3,500	(3,381)	(3,249)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	2,700	(2,578)	(2,571)

Total U.S. Government Agencies				(7,540)	(7,374)

Sovereign Issues (5.2)%
Canada Government International Bond	2.750%	12/01/2048	CAD 8,100	(7,661)	(6,989)

Total Short Sales (10.7)%				$(15,201)	$(14,363)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$1,026	$0	$0	$0	$1,026	$(1,047)	$(21)
JPS	30,800	0	0	0	30,800	(31,369)	(569)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(6,989)	(6,989)	0	(6,989)

Total Borrowings and Other Financing Transactions	$31,826	$0	$0	$(6,989)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $59 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(343) at a weighted average interest rate of 0.100%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	2	$	351	$4	$4	$0
U.S. Treasury 2-Year Note June Futures	06/2022	10		2,119	(29)	1	0
U.S. Treasury 30-Year Bond June Futures	06/2022	8		1,201	(36)	5	0

					$(61)	$10	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	99

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	06/2022	113	$(25,599)	$(1,470)	$321	$(2)
Euro-Buxl 30-Year Bond June Futures	06/2022	2	(412)	17	1	(7)
U.S. Treasury 5-Year Note June Futures	06/2022	29	(3,326)	(6)	0	(4)
U.S. Treasury 10-Year Note June Futures	06/2022	89	(10,936)	257	0	(22)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	10	(1,771)	51	0	(11)

				$(1,151)	$322	$(46)

Total Futures Contracts				$(1,212)	$332	$(46)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-38 5-Year Index	(1.000)%	Quarterly	06/20/2027	$	9,500	$(153)	$(3)	$(156)	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(4)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	2,400	$(233)	$(29)	$(262)	$10	$0
Receive(4)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		1,700	359	8	367	0	(19)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	$	400	2	(24)	(22)	0	0
Pay(4)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		2,700	(121)	(93)	(214)	4	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		300	6	(22)	(16)	1	0
Pay(4)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		1,600	(48)	(85)	(133)	5	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	900	13	(35)	(22)	7	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026	CNY	3,300	0	6	6	0	(1)
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		3,300	(5)	(1)	(6)	1	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		8,000	(14)	0	(14)	1	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		8,000	0	14	14	0	(1)
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		8,000	(14)	0	(14)	1	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		8,000	0	14	14	0	(1)
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		8,000	0	17	17	0	(1)
Receive	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		8,000	(17)	0	(17)	1	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		15,900	5	33	38	0	(3)
Receive	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		15,900	(39)	1	(38)	3	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022	$	66,000	(768)	594	(174)	2	0
Pay	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045		2,200	0	(614)	(614)	14	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		3,500	726	55	781	0	(25)
Pay(4)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	2,700	(244)	(51)	(295)	19	0
Receive(4)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		900	99	37	136	0	(9)
Pay	UKRPI	3.593	Maturity	11/15/2028	GBP	2,000	37	(343)	(306)	0	(25)
Receive	UKRPI	4.250	Maturity	11/15/2031		600	13	45	58	9	0

							$(243)	$(473)	$(716)	$78	$(85)

Total Swap Agreements							$(396)	$(476)	$(872)	$79	$(85)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$332	$79	$411	$0		$(46)		$(85)	$(131)

(h)

Securities with an aggregate market value of $1,827 and cash of $1,178 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

100	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022		$699	CAD	898	$19	$0

BPS	04/2022	CAD	120		$94	0	(2)
	04/2022	GBP	857		1,149	23	0
	04/2022		$687	CAD	857	0	(1)
	05/2022	ZAR	34		$2	0	0
	08/2022		33		2	0	0
	11/2022		$70	ZAR	1,118	4	0

CBK	04/2022	DKK	11,115		$1,700	47	0
	04/2022		$1,878	MXN	40,751	166	0
	05/2022	CNH	26		$4	0	0
	05/2022	EUR	456		520	15	0

DUB	04/2022		$361	DKK	2,448	3	0
	07/2022	DKK	2,438		$361	0	(3)

GLM	11/2022	ZAR	713		45	0	(3)

HUS	04/2022	CAD	922		730	0	(8)
	04/2022	GBP	67		89	1	0
	04/2022		$230	GBP	175	0	0
	05/2022		127	EUR	117	3	0
	11/2022	ZAR	160		$10	0	(1)

JPM	05/2022	CNH	43		7	0	0
	05/2022		$1,170	MXN	24,284	45	0

MBC	05/2022	CNH	44		$7	0	0

MYI	04/2022	BRL	1		0	0	0
	04/2022	CAD	1,699		1,348	1	(12)
	04/2022		$0	BRL	1	0	0
	04/2022		1,216	DKK	8,226	8	0
	05/2022	BRL	1		$0	0	0
	07/2022	DKK	8,196		1,216	0	(7)
	07/2022		$342	DKK	2,285	0	(1)

RBC	04/2022		752	CAD	955	12	0
	06/2022	MXN	65,119		$3,161	0	(71)

SCX	05/2022	CNH	44		7	0	0

Total Forward Foreign Currency Contracts						$347	$(109)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	7,400	$ 71	$162

Total Purchased Options							$ 71	$162

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	101

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	200	$ 0	$ 0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	1,200	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	100	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	200	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	500	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	2,400	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	200	(1)	0

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	1,200	(2)	(1)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	400	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	1,000	(1)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	2,400	(5)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	400	0	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	500	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	1,500	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	600	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	1,500	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	200	(1)	0

CBK	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	500	(1)	(1)

DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,200	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	600	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	400	(1)	0

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	200	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	900	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	600	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	200	0	0

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	200	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	400	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	400	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	600	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	1,600	(6)	(3)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	200	(1)	0

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	200	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	300	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	3,000	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	200	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	200	0	0

						$ (46)	$ (20)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	14,400	$ (69)	$(177)

Total Written Options							$ (115)	$(197)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at value
										Asset	Liability
BPS	Pay	S&P 500 Total Return Index	4,815	0.710% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	$46,344	$0	$503	$503	$0

GST	Pay	S&P 500 Total Return Index	6,268	0.750% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/04/2023	59,718	0	23	23	0

Total Swap Agreements								$0	$526	$526	$0

102	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$19	$0	$0	$19	$0	$(4)	$0	$(4)	$15	$0	$15
BPS	27	0	503	530	(3)	(1)	0	(4)	526	201	727
BRC	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
CBK	228	0	0	228	0	(1)	0	(1)	227	0	227
DUB	3	0	0	3	(3)	0	0	(3)	0	0	0
GLM	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
GST	0	0	23	23	0	(1)	0	(1)	22	4,043	4,065
HUS	4	0	0	4	(9)	0	0	(9)	(5)	0	(5)
JPM	45	0	0	45	0	(3)	0	(3)	42	0	42
MYC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
MYI	9	0	0	9	(20)	0	0	(20)	(11)	0	(11)
NGF	0	162	0	162	0	(177)	0	(177)	(15)	0	(15)
RBC	12	0	0	12	(71)	0	0	(71)	(59)	0	(59)

Total Over the Counter	$347	$162	$526	$1,035	$(109)	$(197)	$0	$(306)

(j)

Securities with an aggregate market value of $4,244 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$321	$0	$11	$332
Swap Agreements	0	1	0	0	78	79

	$0	$1	$321	$0	$89	$411

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$347	$0	$347
Purchased Options	0	0	0	0	162	162
Swap Agreements	0	0	526	0	0	526

	$0	$0	$526	$347	$162	$1,035

	$0	$1	$847	$347	$251	$1,446

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$2	$0	$44	$46
Swap Agreements	0	0	0	0	85	85

	$0	$0	$2	$0	$129	$131

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$109	$0	$109
Written Options	0	20	0	0	177	197

	$0	$20	$0	$109	$177	$306

	$0	$20	$2	$109	$306	$437

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	103

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)	March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(10,580)	$0	$(869)	$(11,449)
Swap Agreements	0	(731)	0	0	(2,281)	(3,012)

	$0	$(731)	$(10,580)	$0	$(3,150)	$(14,461)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,436	$0	$1,436
Purchased Options	0	0	0	(2)	3	1
Written Options	0	59	0	395	196	650
Swap Agreements	0	1,715	(49,153)	0	0	(47,438)

	$0	$1,774	$(49,153)	$1,829	$199	$(45,351)

	$0	$1,043	$(59,733)	$1,829	$(2,951)	$(59,812)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(898)	$0	$(1,692)	$(2,590)
Swap Agreements	0	216	0	0	696	912

	$0	$216	$(898)	$0	$(996)	$(1,678)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,500)	$0	$(1,500)
Purchased Options	0	0	0	(25)	2	(23)
Written Options	0	2	0	(88)	(104)	(190)
Swap Agreements	0	(1,501)	13,456	0	0	11,955

	$0	$(1,499)	$13,456	$(1,613)	$(102)	$10,242

	$0	$(1,283)	$12,558	$(1,613)	$(1,098)	$8,564

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$7,001	$0	$7,001
Industrials	0	4,357	0	4,357
Utilities	0	397	0	397
Municipal Bonds & Notes
Illinois	0	103	0	103
U.S. Government Agencies	0	22,909	0	22,909
U.S. Treasury Obligations	0	2,107	0	2,107
Non-Agency Mortgage-Backed Securities	0	19,592	0	19,592
Asset-Backed Securities	0	20,447	596	21,043
Sovereign Issues	0	7,139	0	7,139
Preferred Securities
Financials	0	750	0	750
Short-Term Instruments
Repurchase Agreements	0	31,826	0	31,826
U.S. Treasury Bills	0	15,488	0	15,488
U.S. Treasury Cash Management Bills	0	11,488	0	11,488

	$0	$143,604	$596	$144,200

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$181	$0	$0	$181

Total Investments	$181	$143,604	$596	$144,381

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(7,374)	$0	$(7,374)
Sovereign Issues	0	(6,989)	0	(6,989)

	$0	$(14,363)	$0	$(14,363)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	326	85	0	411
Over the counter	0	1,035	0	1,035

	$326	$1,120	$0	$1,446

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(122)	0	(131)
Over the counter	0	(306)	0	(306)

	$(9)	$(428)	$0	$(437)

Total Financial Derivative Instruments	$317	$692	$0	$1,009

Totals	$498	$129,933	$596	$131,027

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

104	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO StocksPLUS® Small Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.3%

CORPORATE BONDS & NOTES 13.2%

BANKING & FINANCE 9.0%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$1,000	$924
3.300% due 01/30/2032		1,000	903

Aviation Capital Group LLC
5.500% due 12/15/2024		500	515

Avolon Holdings Funding Ltd.
3.250% due 02/15/2027		800	754

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(e)(f)	EUR	2,800	3,208

Bank of America Corp.
1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		$3,300	3,331

Barclays Bank PLC
7.625% due 11/21/2022 (f)		244	250

Barclays PLC
1.839% (US0003M + 1.380%) due 05/16/2024 ~		3,200	3,216
5.088% due 06/20/2030 •		400	416
7.125% due 06/15/2025 •(e)(f)	GBP	3,100	4,295
7.750% due 09/15/2023 •(e)(f)		$1,200	1,247
8.000% due 06/15/2024 •(e)(f)		2,000	2,118

Citigroup, Inc.
1.569% (US0003M + 1.100%) due 05/17/2024 ~		300	302

Credit Suisse Group AG
2.043% (US0003M + 1.240%) due 06/12/2024 ~		2,000	2,012
3.091% due 05/14/2032 •		1,300	1,175
3.750% due 03/26/2025		600	598
6.250% due 12/18/2024 •(e)(f)		300	303
6.375% due 08/21/2026 •(e)(f)		720	712
7.125% due 07/29/2022 •(e)(f)		300	301
7.500% due 07/17/2023 •(e)(f)		2,800	2,850
7.500% due 12/11/2023 •(e)(f)		2,000	2,074

Danske Bank AS
1.863% (US0003M + 1.060%) due 09/12/2023 ~		1,300	1,303

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	2,400	2,606
1.625% due 01/20/2027		4,600	4,959
1.649% (US0003M + 1.190%) due 11/16/2022 ~		$1,700	1,705
1.738% (US0003M + 1.230%) due 02/27/2023 ~		4,000	4,022
1.750% due 01/17/2028	EUR	400	428

Discover Bank
3.450% due 07/27/2026		$1,700	1,693
4.650% due 09/13/2028		2,700	2,807

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,100	1,126

Erste Group Bank AG
6.500% due 04/15/2024 •(e)(f)	EUR	1,200	1,398

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		1,000	1,115

Ford Motor Credit Co. LLC
1.383% (US0003M + 1.080%) due 08/03/2022 ~		$200	199
3.087% due 01/09/2023		1,300	1,303
3.550% due 10/07/2022		2,600	2,605
4.687% due 06/09/2025		200	202
5.125% due 06/16/2025		200	204

Goldman Sachs Group, Inc.
2.124% (SOFRRATE + 1.850%) due 03/15/2028 ~		3,500	3,589

HSBC Holdings PLC
2.848% due 06/04/2031 •		200	185
4.292% due 09/12/2026 •		1,400	1,419
4.300% due 03/08/2026		300	308
5.250% due 09/16/2022 •(e)(f)	EUR	1,100	1,234

ING Groep NV
5.750% due 11/16/2026 •(e)(f)		$1,000	1,006

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(e)(f)	EUR	1,300	$1,602

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		$5,800	5,448

Lloyds Banking Group PLC
4.550% due 08/16/2028		1,000	1,033
7.500% due 09/27/2025 •(e)(f)		2,500	2,658
7.875% due 06/27/2029 •(e)(f)	GBP	900	1,336

Nationwide Building Society
4.363% due 08/01/2024 •		$1,500	1,524

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~		2,300	2,321
4.519% due 06/25/2024 •		1,500	1,523
4.892% due 05/18/2029 •		2,679	2,789
8.000% due 08/10/2025 •(e)(f)		1,802	1,960

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024		300	281
2.600% due 09/28/2022		300	300
2.650% due 07/13/2022		800	801

Nomura Holdings, Inc.
1.851% due 07/16/2025		1,700	1,607
2.679% due 07/16/2030		1,300	1,183
3.103% due 01/16/2030		1,900	1,792

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	18,500	2,477

Nykredit Realkredit AS
1.500% due 10/01/2053		84,100	11,286

Realkredit Danmark AS
1.500% due 10/01/2053		22,800	3,062

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$2,200	2,251

Societe Generale SA
7.875% due 12/18/2023 •(e)(f)		1,000	1,047

Standard Chartered PLC
1.456% due 01/14/2027 •		3,500	3,187
7.500% due 04/02/2022 •(e)(f)		200	200

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		4,600	4,045

UBS AG
5.125% due 05/15/2024 (f)		3,300	3,382
7.625% due 08/17/2022 (f)		300	305

UBS Group AG
4.125% due 09/24/2025		400	408

Wells Fargo & Co.
2.393% due 06/02/2028 •		16,200	15,337

WPC Eurobond BV
2.250% due 04/09/2026	EUR	3,300	3,689

			145,754

INDUSTRIALS 3.4%

Aker BP ASA
2.875% due 01/15/2026		$600	584

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		2,000	1,880

BAT Capital Corp.
3.222% due 08/15/2024		100	100

BAT International Finance PLC
3.950% due 06/15/2025		400	398

Boeing Co.
2.750% due 02/01/2026		1,100	1,067

Broadcom, Inc.
2.450% due 02/15/2031		1,300	1,162
3.137% due 11/15/2035		1,200	1,060
3.419% due 04/15/2033		2,900	2,712
3.500% due 02/15/2041		700	625
3.750% due 02/15/2051		300	270

Centene Corp.
4.250% due 12/15/2027		900	904

Charter Communications Operating LLC
1.967% (US0003M + 1.650%) due 02/01/2024 ~		4,000	4,079
4.908% due 07/23/2025		700	727

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		$1,000	$998

DAE Funding LLC
1.625% due 02/15/2024		1,500	1,437
2.625% due 03/20/2025		800	762
3.375% due 03/20/2028		900	846

Expedia Group, Inc.
6.250% due 05/01/2025		527	564

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (a)	EUR	2,800	3,068

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)		$595	584

Imperial Brands Finance PLC
3.125% due 07/26/2024		200	198
3.500% due 07/26/2026		200	196

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,100	3,320

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$73	78
5.200% due 07/15/2045		100	108

Magallanes, Inc.
4.054% due 03/15/2029		800	805
4.279% due 03/15/2032		3,700	3,721

MPLX LP
2.650% due 08/15/2030		1,300	1,193

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		1,100	1,098
3.522% due 09/17/2025		2,000	1,963
4.345% due 09/17/2027		3,389	3,346
4.810% due 09/17/2030		2,500	2,484

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030		1,200	1,130

President & Fellows of Harvard College
6.500% due 01/15/2039		1,100	1,533

Sands China Ltd.
3.100% due 03/08/2029		1,800	1,539
3.250% due 08/08/2031		1,700	1,394
5.125% due 08/08/2025		1,300	1,295
5.400% due 08/08/2028		1,300	1,281

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		600	595

T-Mobile USA, Inc.
2.700% due 03/15/2032		800	729
3.500% due 04/15/2031		1,000	943

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		1,800	1,580
3.375% due 07/09/2060		1,400	1,225

			55,581

UTILITIES 0.8%

AT&T, Inc.
2.250% due 02/01/2032		400	355

Georgia Power Co.
2.650% due 09/15/2029		800	754

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~		2,500	2,501
1.700% due 11/15/2023		2,500	2,438
3.000% due 06/15/2028		1,000	932
4.550% due 07/01/2030		1,200	1,193

Petrobras Global Finance BV
5.093% due 01/15/2030		1,683	1,683

Sprint Communications, Inc.
6.000% due 11/15/2022		1,500	1,536

Sprint Corp.
7.125% due 06/15/2024		300	322
7.875% due 09/15/2023		800	851

			12,565

Total Corporate Bonds & Notes (Cost $222,856)			213,900

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	105

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.2%

Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	$3,500	$3,720

COLORADO 0.2%

Denver, Colorado City & County School District No. 1, Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	2,705	2,965

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	104	114

NEW YORK 0.1%

New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,167

Total Municipal Bonds & Notes (Cost $7,307)		7,966

U.S. GOVERNMENT AGENCIES 2.9%

Fannie Mae
0.807% due 07/25/2037 •	8	8
0.837% due 07/25/2037 •	13	13
0.857% due 09/25/2035 ~	43	43
2.310% due 08/01/2022	95	95

Freddie Mac
1.107% due 10/15/2037 •	17	18
4.000% due 01/01/2048	1,436	1,478
6.000% due 04/01/2040	2	3

Ginnie Mae
0.581% due 08/20/2047 •	469	466
6.000% due 12/15/2038	42	46

Ginnie Mae, TBA
5.000% due 04/01/2052	5,400	5,648

U.S. Small Business Administration
5.290% due 12/01/2027	12	13
5.720% due 01/01/2029	224	232
6.020% due 08/01/2028	136	142

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	10,547	10,657
4.000% due 08/01/2025 - 03/01/2026	48	50
5.500% due 09/01/2023	1	1
6.000% due 07/01/2035 - 05/01/2041	516	573
7.500% due 04/01/2024 - 11/01/2037	53	55

Uniform Mortgage-Backed Security, TBA
4.500% due 05/01/2052	25,900	26,747

Total U.S. Government Agencies (Cost $46,016)		46,288

U.S. TREASURY OBLIGATIONS 17.3%

U.S. Treasury Bonds
1.375% due 11/15/2040	6,800	5,564
3.000% due 08/15/2048	500	547
3.000% due 02/15/2049	19,000	20,905
4.625% due 02/15/2040	4,500	5,901

U.S. Treasury Inflation Protected Securities (d)
0.625% due 02/15/2043	734	819
0.750% due 02/15/2045	2,148	2,469
1.000% due 02/15/2046	4,745	5,782
1.000% due 02/15/2048	11,170	13,884
1.375% due 02/15/2044	6,512	8,357

U.S. Treasury Notes
0.375% due 12/31/2025 (j)	4,100	3,787
0.500% due 02/28/2026	16,600	15,350
1.750% due 12/31/2024 (j)	10,300	10,095

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 07/31/2022		$15,300	$15,356
2.000% due 07/31/2022 (j)		8,000	8,033
2.000% due 11/30/2022		13,100	13,158
2.000% due 08/15/2025 (j)		5,800	5,699
2.375% due 05/15/2029		90,400	90,163
2.625% due 12/31/2025		12,100	12,145
2.750% due 02/15/2024 (j)		10,500	10,583
3.000% due 09/30/2025 (j)		30,200	30,671

Total U.S. Treasury Obligations (Cost $280,664)			279,268

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.6%

Adjustable Rate Mortgage Trust
5.245% due 11/25/2037 ^~		4,686	4,064

American Home Mortgage Assets Trust
1.061% due 11/25/2046 ~		6,392	2,301

BCAP LLC Trust
6.000% due 03/26/2037 ~		4,512	2,750

Bear Stearns ALT-A Trust
2.677% due 11/25/2035 ^~		141	135
2.953% due 11/25/2035 ^~		3,456	2,527

ChaseFlex Trust
0.757% due 07/25/2037 •		3,013	2,868

Citigroup Mortgage Loan Trust
0.527% due 01/25/2037 •		2	2
2.490% due 03/25/2036 ^•		81	79

Citigroup Mortgage Loan Trust, Inc.
2.660% due 08/25/2035 ~		29	30

CitiMortgage Alternative Loan Trust
1.057% due 04/25/2037 •		1,179	1,004

Countrywide Alternative Loan Trust
0.617% due 09/25/2047 •		1,676	1,613
0.697% due 12/25/2046 •		3,143	2,933
0.777% due 02/25/2047 •		12	11
0.857% due 06/25/2037 •		41	39
1.141% due 02/25/2036 ~		5	4
5.750% due 02/25/2037		753	523
6.000% due 08/25/2035		1,264	761
6.000% due 06/25/2047 ^		1,894	1,296

Countrywide Home Loan Mortgage Pass-Through Trust
2.505% due 02/20/2035 ~		1	1
2.696% due 11/25/2034 ~		3	3
2.934% due 11/25/2037 ~		592	583
5.500% due 11/25/2035 ^		22	16

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.787% due 08/25/2037 ^•		2,260	1,984

GSR Mortgage Loan Trust
2.654% due 11/25/2035 ~		2	2

HarborView Mortgage Loan Trust
0.639% due 01/19/2038 •		268	255
0.654% due 12/19/2036 •		825	765
0.789% due 12/19/2036 ^•		279	257

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	5,594	7,360

JP Morgan Mortgage Trust
2.291% due 02/25/2035 ~		$1	1
2.314% due 07/25/2035 ~		9	9
2.391% due 07/25/2035 ~		1,509	1,525
2.614% due 08/25/2034 ~		26	26
5.750% due 01/25/2036 ^		11	7

JP Morgan Resecuritization Trust
0.307% due 06/26/2037 •		2,681	2,654

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		2,567	2,491

Lehman Mortgage Trust
1.107% due 11/25/2036 •		1,208	663

Lehman XS Trust
0.907% due 08/25/2046 •		1,362	1,382

MASTR Adjustable Rate Mortgages Trust
0.941% due 12/25/2046 •		6,474	5,867

Merrill Lynch Mortgage Investors Trust
2.898% due 09/25/2035 ^~		48	42

Morgan Stanley Capital Trust
1.845% due 12/15/2023 •		4,000	3,957

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
1.387% due 11/25/2035 •		$2,385	$2,380

MortgageIT Securities Corp. Mortgage Loan Trust
0.917% due 06/25/2047 •		838	834

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		2,570	2,517
2.750% due 11/25/2059 ~		4,364	4,291

Preston Ridge Partners Mortgage
3.720% due 02/25/2027 þ		3,247	3,195

PRET LLC
1.843% due 09/25/2051 þ		5,665	5,428

Residential Accredit Loans, Inc. Trust
0.827% due 08/25/2036 •		364	350
0.857% due 05/25/2047 •		3,742	3,593

Structured Adjustable Rate Mortgage Loan Trust
2.720% due 04/25/2035 ~		78	78

Structured Asset Mortgage Investments Trust
0.577% due 08/25/2036 •		5,724	5,412
0.917% due 02/25/2036 •		241	240

Structured Asset Securities Corp.
0.807% due 04/25/2035 •		1,475	1,408

Taurus UK DAC
1.005% due 05/17/2031 •	GBP	1,191	1,553

Towd Point Mortgage Funding
0.992% due 07/20/2045 •		8,100	10,651

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •		2,260	2,981

UBS Commercial Mortgage Trust
3.504% due 12/15/2050		$3,395	3,399

WaMu Mortgage Pass-Through Certificates Trust
0.871% due 01/25/2047 ~		11	11
0.911% due 05/25/2047 •		2,190	2,097
1.617% due 11/25/2045 •		1,854	1,803
1.723% due 09/25/2046 •		28	27
1.723% due 10/25/2046 •		20	20
2.547% due 01/25/2037 ^~		163	147
2.673% due 06/25/2037 ^~		633	613
2.849% due 12/25/2035 ~		1,008	1,014
3.059% due 08/25/2036 ^~		73	73

Wells Fargo Mortgage-Backed Securities Trust
2.733% due 12/25/2036 ^~		90	89

Total Non-Agency Mortgage-Backed Securities (Cost $107,949)			106,994

ASSET-BACKED SECURITIES 17.3%

Aames Mortgage Investment Trust
1.447% due 07/25/2035 •		1,759	1,746

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	3,300	3,623

Apex Credit CLO Ltd.
2.528% due 09/20/2029 •		$3,400	3,375

Ares European CLO
0.660% due 10/15/2030 •	EUR	5,994	6,579

Armada Euro CLO DAC
0.720% due 07/15/2031 •		8,200	8,996

Asset-Backed Funding Certificates Trust
0.587% due 01/25/2037 •		$1,967	1,499

Asset-Backed Securities Corp. Home Equity Loan Trust
1.417% due 07/25/2035 •		106	106

Bain Capital Euro DAC
0.740% due 01/20/2032 •	EUR	3,500	3,842

Bear Stearns Asset-Backed Securities Trust
0.657% due 12/25/2036 •		$18	17
0.777% due 08/25/2036 •		377	367
1.147% due 02/25/2036 •		1,776	1,771

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	3,200	3,495

BNC Mortgage Loan Trust
0.777% due 10/25/2036 •		$547	541

Cairn CLO DAC
0.600% due 04/30/2031 •	EUR	3,100	3,415
0.780% due 10/15/2031 •		2,200	2,406

106	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •	EUR	1,900	$2,083
0.890% due 08/15/2032 •		3,600	3,948

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •		$733	735

Citigroup Mortgage Loan Trust
0.517% due 07/25/2045 •		91	71
0.617% due 12/25/2036 •		2,392	1,566

Citigroup Mortgage Loan Trust, Inc.
0.907% due 10/25/2036 •		1,066	1,061

Countrywide Asset-Backed Certificates
0.597% due 06/25/2037 ~		739	697
0.597% due 06/25/2047 ^•		811	765
0.647% due 11/25/2037 •		134	129
0.707% due 06/25/2047 •		1,076	1,050
0.977% due 12/25/2036 ^•		3,094	2,997
0.997% due 03/25/2036 •		1,010	955
1.042% due 05/25/2036 •		2,217	2,179
4.422% due 10/25/2046 ^~		0	2

Credit-Based Asset Servicing & Securitization LLC
0.577% due 07/25/2037 •		6	4

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	2,300	2,516
0.650% due 10/15/2031 •		5,900	6,467

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •		2,300	2,516

Fieldstone Mortgage Investment Trust
1.192% due 12/25/2035 •		$3,703	3,676

Fremont Home Loan Trust
0.557% due 08/25/2036 •		89	35
0.797% due 02/25/2036 •		1,608	1,575

Griffith Park CLO DAC
0.720% due 11/21/2031 ~	EUR	6,800	7,455

GSAA Home Equity Trust
0.857% due 03/25/2037 •		$4,356	1,610
2.965% due 03/25/2036 ~		3,766	2,828

GSAMP Trust
0.607% due 08/25/2036 •		1,353	1,338
0.687% due 01/25/2037 •		2,700	2,489
1.147% due 11/25/2035 •		2,339	2,325
1.777% due 12/25/2034 ^•		1,120	983

Halseypoint Clo Ltd.
1.694% due 07/20/2031 •		1,300	1,300

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	2,100	2,300
0.680% due 10/20/2031 •		5,000	5,464
0.760% due 07/15/2031 •		7,900	8,581
1.040% due 07/15/2031		1,000	1,072

Home Equity Loan Trust
0.797% due 04/25/2037 •		$5,300	4,890

Home Equity Mortgage Loan Asset-Backed Trust
1.522% due 08/25/2035 •		2,000	1,957

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.507% due 11/25/2034 •		163	160

JP Morgan Mortgage Acquisition Trust
0.667% due 10/25/2036 ~		38	38

Jubilee CLO DAC
0.600% due 04/15/2030 •	EUR	3,050	3,345
0.650% due 04/15/2031 •		1,400	1,527

KKR CLO Ltd.
1.181% due 07/18/2030 •		$2,400	2,397
1.841% due 07/18/2030 •		4,200	4,187

Laurelin DAC
0.720% due 10/20/2031 •	EUR	4,900	5,359

LCM LP
1.748% due 07/19/2027 •		$3,500	3,480

Long Beach Mortgage Loan Trust
0.897% due 02/25/2036 •		2,534	2,499
1.372% due 08/25/2035 ~		1,700	1,641

M360 Ltd.
2.697% due 11/22/2038 •		3,100	3,080

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	1,100	1,206

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Specialized Loan Trust
0.717% due 06/25/2046 •		$2,187	$2,116
0.977% due 02/25/2036 •		613	597

Merrill Lynch Mortgage Investors Trust
0.677% due 08/25/2037 •		5,872	3,582

MF1 Ltd.
1.800% due 02/19/2037 •		6,100	6,043

Morgan Stanley ABS Capital, Inc. Trust
0.557% due 07/25/2036 •		3	1
0.617% due 09/25/2036 •		2,509	1,321
0.672% due 03/25/2037 •		14,373	6,990

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ		3,836	1,860

Option One Mortgage Loan Trust
0.557% due 07/25/2036 •		2,083	1,159
0.587% due 07/25/2037 •		2,640	2,205
0.597% due 01/25/2037 •		3,111	2,189
0.677% due 04/25/2037 •		2,470	1,987
0.677% due 05/25/2037 •		1,431	1,043
0.767% due 04/25/2037 •		295	201

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	6,700	7,405

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.182% due 02/25/2035 •		$6,262	6,189

Popular ABS Mortgage Pass-Through Trust
0.787% due 07/25/2036 •		2,962	2,896

PRET LLC
1.744% due 07/25/2051 þ		2,636	2,510
2.487% due 10/25/2051 þ		3,964	3,845

Pretium Mortgage Credit Partners LLC
3.721% due 07/25/2051 þ		4,384	4,309

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		3,589	1,639

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		2,358	2,273

Residential Asset Mortgage Products Trust
1.522% due 05/25/2035 •		2,300	2,232

Residential Asset Securities Corp. Trust
1.057% due 02/25/2036 •		326	324

Sculptor European CLO DAC
0.790% due 01/14/2032 •	EUR	8,600	9,440

Securitized Asset-Backed Receivables LLC Trust
0.937% due 07/25/2036 •		$994	524
0.957% due 05/25/2036 •		3,226	2,120
1.102% due 10/25/2035 •		1,477	1,395

Segovia European CLO DAC
0.880% due 07/20/2032 •	EUR	2,900	3,178

SG Mortgage Securities Trust
0.817% due 02/25/2036 •		$4,218	2,718

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		3,300	3,255

Sound Point CLO Ltd.
1.238% due 07/25/2030 •		4,400	4,406

Soundview Home Loan Trust
0.517% due 11/25/2036 •		7	3
0.607% due 03/25/2037 •		380	366
0.627% due 07/25/2037 •		1,326	1,227
0.957% due 10/25/2036 •		3,839	3,780
1.297% due 08/25/2035 ^•		2,200	2,120

Specialty Underwriting & Residential Finance Trust
1.057% due 12/25/2036 •		869	841

Structured Asset Securities Corp. Mortgage Loan Trust
0.687% due 05/25/2047 •		986	962

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •		2,000	1,984

TCI-Symphony CLO Ltd.
1.794% due 10/13/2032 •		4,900	4,851

Tikehau CLO BV
0.870% due 08/04/2034 •	EUR	4,400	4,828

Trinitas Euro CLO DAC
1.550% due 08/15/2033 •		667	738

Upstart Pass-Through Trust Series
3.800% due 04/20/2030 «		$4,300	4,269

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
1.274% due 04/20/2029 •		$3,565	$3,567
1.699% due 07/30/2032 •		3,500	3,476
2.049% due 07/30/2032 •		4,200	4,155

Total Asset-Backed Securities (Cost $291,277)			279,435

SOVEREIGN ISSUES 0.8%

Argentina Government International Bond
0.500% due 07/09/2030 þ		1,199	405
1.000% due 07/09/2029		248	86
1.125% due 07/09/2035 þ		2,196	674
2.500% due 07/09/2041 þ		7,350	2,609
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,688	19

Brazil Government International Bond
4.750% due 01/14/2050		$1,954	1,642

Israel Government International Bond
0.750% due 07/31/2022	ILS	8,300	2,606
1.250% due 11/30/2022		1,300	410

Saudi Government International Bond
3.450% due 02/02/2061		$3,500	3,111
4.000% due 04/17/2025		1,400	1,455
4.500% due 10/26/2046		200	211
5.000% due 04/17/2049		500	570

Total Sovereign Issues (Cost $16,110)			13,798

		SHARES
PREFERRED SECURITIES 1.0%

FINANCIALS 0.2%

Banco Santander SA
6.750% due 04/25/2022 •(e)(f)		1,100,000	1,223

JPMorgan Chase & Co.
3.769% (US0003M + 3.470%) due 07/30/2022 ~(e)		1,091,000	1,091

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(e)		378,175	489

			2,803

UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(e)(g)		524,026	13,652

Total Preferred Securities (Cost $16,969)			16,455

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 46.7%

REPURCHASE AGREEMENTS (h) 12.0%
			194,083

ISRAEL TREASURY BILLS 1.6%
(0.019)% due 06/08/2022 - 01/04/2023 (b)(c)	ILS	81,200	25,383

U.S. TREASURY BILLS 26.4%
0.386% due 04/19/2022 - 06/30/2022 (b)(c)(j)(l)		$426,200	425,936

U.S. TREASURY CASH MANAGEMENT BILLS 6.7%
0.648% due 06/14/2022 - 07/26/2022 (b)(c)(l)		109,100	108,879

Total Short-Term Instruments (Cost $754,650)			754,281

Total Investments in Securities (Cost $1,743,798)			1,718,385

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	107

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%

PIMCO Short Asset Portfolio	4,875,769	$48,065

PIMCO Short-Term Floating NAV Portfolio III	16,477	160

Total Short-Term Instruments (Cost $49,040)		48,225

Total Investments in Affiliates (Cost $49,040)		48,225

Total Investments 109.3% (Cost $1,792,838)		$1,766,610

Financial Derivative Instruments (i)(k) (7.5)% (Cost or Premiums, net $(19,560))		(121,590)

Other Assets and Liabilities, net (1.8)%		(30,196)

Net Assets 100.0%		$1,614,824

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Principal amount of security is adjusted for inflation.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$14,174	$13,652	0.85%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$283	U.S. Treasury Bills 0.000% due 08/04/2022	$(289)	$283	$283
JPS	0.150	03/31/2022	04/01/2022	37,500	U.S. Treasury Notes 2.375% due 03/31/2029	(38,217)	37,500	37,500
SGY	0.280	03/31/2022	04/01/2022	156,300	U.S. Treasury Notes 1.500% due 11/30/2028	(159,848)	156,300	156,301

Total Repurchase Agreements						$(198,354)	$194,083	$194,084

108	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (6.1)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037	$ 18,400	$(18,178)	$(17,872)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	45,800	(43,789)	(42,521)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	34,000	(32,460)	(32,373)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2052	5,400	(5,820)	(5,683)

Total U.S. Government Agencies				(100,247)	(98,449)

Sovereign Issues (0.6)%
Canada Government International Bond	2.750%	12/01/2048	CAD 11,300	(9,390)	(9,758)

Total Short Sales (6.7)%				$(109,637)	$(108,207)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$283	$0	$0	$0	$283	$(289)	$(6)
JPS	37,500	0	0	0	37,500	(38,217)	(717)
SGY	156,301	0	0	0	156,301	(159,848)	(3,547)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(9,758)	(9,758)	(100)	(9,858)

Total Borrowings and Other Financing Transactions	$194,084	$0	$0	$(9,758)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $91 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(103) at a weighted average interest rate of (0.070%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini Russell 2000 Index June Futures	06/2022	3,878	$400,675	$17,937	$0	$(4,285)
U.S. Treasury 30-Year Bond June Futures	06/2022	243	36,465	(1,028)	152	0

				$16,909	$152	$(4,285)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	79	$(13,866)	$444	$18	$(131)
Euro-Buxl 30-Year Bond June Futures	06/2022	18	(3,708)	156	4	(57)
U.S. Treasury 2-Year Note June Futures	06/2022	1,029	(218,068)	3,021	0	(169)
U.S. Treasury 5-Year Note June Futures	06/2022	479	(54,935)	1,365	0	(67)
U.S. Treasury 10-Year Note June Futures	06/2022	547	(67,213)	2,038	0	(137)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	433	(76,695)	3,001	0	(460)
United Kingdom Long Gilt June Futures	06/2022	10	(1,593)	18	2	(6)

				$10,043	$24	$(1,027)

Total Futures Contracts				$26,952	$176	$(5,312)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	109

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.743%	$	2,200	$35	$(12)	$23	$0	$(1)
Boeing Co.	1.000	Quarterly	06/20/2026	1.341		1,500	(8)	(12)	(20)	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		3,200	(11)	(47)	(58)	0	(1)
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.151	EUR	800	(4)	(3)	(7)	0	(3)
General Electric Co.	1.000	Quarterly	06/20/2026	0.703	$	1,400	9	8	17	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		200	2	0	2	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638		6,500	1,294	(340)	954	4	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.016	EUR	3,400	(487)	487	0	3	0
Stellantis NV	5.000	Quarterly	12/20/2026	1.378		3,700	836	(153)	683	0	0

							$1,666	$(72)	$1,594	$7	$(5)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	4,300	$(157)	$(215)	$(372)	$0	$(6)
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		100	(4)	(4)	(8)	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		13,700	(488)	(637)	(1,125)	0	(15)
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		1,700	164	(52)	112	0	0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		10,800	977	(279)	698	0	(4)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		2,000	100	13	113	0	(1)
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		900	20	(3)	17	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		3,200	78	(19)	59	1	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		33,000	756	(181)	575	0	(4)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		33,600	482	68	550	0	(2)
iTraxx Crossover 36 5-Year Index	5.000	Quarterly	12/20/2026	EUR	9,600	1,264	(404)	860	0	(18)
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027		13,000	905	166	1,071	0	(26)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		49,400	1,473	(478)	995	0	(5)
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026		7,900	243	(95)	148	0	(1)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026		39,100	1,127	(425)	702	0	(3)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		9,700	147	3	150	2	(1)

						$7,087	$(2,542)	$4,545	$3	$(86)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	38,300	$(3,715)	$(471)	$(4,186)	$161	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		30,400	6,443	129	6,572	0	(341)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	$	7,000	43	(428)	(385)	7	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		26,400	(867)	(1,230)	(2,097)	35	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		5,700	118	(416)	(298)	18	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		23,000	(654)	(1,264)	(1,918)	75	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	9,400	2,243	(2,473)	(230)	75	0
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		3,700	528	(932)	(404)	28	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022	$	122,900	1,262	(1,771)	(509)	1	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		76,300	3,413	(2,779)	634	6	0
Pay	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		252,600	0	(12,107)	(12,107)	109	0
Pay	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		553,700	0	(27,557)	(27,557)	184	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		93,900	(4,780)	7,187	2,407	14	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		110,500	(13,430)	11,305	(2,125)	0	(3)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		638,700	(27,931)	52,238	24,307	0	(666)
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		117,400	(379)	(8,733)	(9,112)	0	(5)
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		53,900	(3,417)	3,202	(215)	0	(6)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		151,000	7,912	(16,750)	(8,838)	43	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		17,000	(2,454)	2,319	(135)	0	(9)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		79,600	(4,731)	(4,247)	(8,978)	48	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		15,000	(1,983)	2,074	91	0	(11)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		201,100	11,071	(28,151)	(17,080)	469	0
Receive	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		62,600	526	6,360	6,886	0	(168)
Receive	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		54,100	0	4,940	4,940	0	(147)
Receive	3-Month USD-LIBOR	1.170	Semi-Annual	08/04/2031		141,900	0	14,356	14,356	0	(372)
Pay	3-Month USD-LIBOR	0.841	Semi-Annual	11/15/2045		7,700	(399)	(1,742)	(2,141)	50	0

110	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	0.845%	Semi-Annual	11/15/2045	$	11,400	$(578)	$(2,583)	$(3,161)	$75	$0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		25,500	5,214	474	5,688	0	(179)
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	39,600	(3,722)	(606)	(4,328)	276	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		14,400	1,739	440	2,179	0	(144)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	1,100	50	(237)	(187)	0	(14)
Pay	UKRPI	3.593	Maturity	11/15/2028		3,800	244	(825)	(581)	0	(43)
Pay	UKRPI	3.595	Maturity	11/15/2028		13,100	848	(2,845)	(1,997)	0	(149)
Receive	UKRPI	4.250	Maturity	11/15/2031		3,000	59	229	288	44	0

							$(27,327)	$(12,894)	$(40,221)	$1,718	$(2,257)

Total Swap Agreements							$(18,574)	$(15,508)	$(34,082)	$1,728	$(2,348)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$176	$1,728	$1,904	$0	$(5,465)	$(2,350)	$(7,815)

(j)

Securities with an aggregate market value of $52,961 and cash of $5,461 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(153) for closed futures and unsettled variation margin liability of $(2) for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	DKK	21,635		$3,329	$112	$0
	04/2022		$10,147	CAD	13,032	277	0
	05/2022		1,437	EUR	1,290	0	(8)
	06/2022	HKD	1,232		$158	0	0
	06/2022	SGD	11		8	0	0
	06/2022		$139	ZAR	2,118	5	0
	07/2022	DKK	3,350		$502	2	0

BPS	04/2022	CAD	2,257		1,781	1	(25)
	04/2022	DKK	42,595		6,551	217	0
	04/2022	JPY	62,600		545	31	0
	04/2022		$9,696	CAD	12,100	0	(17)
	04/2022		1,157	GBP	875	0	(8)
	05/2022	EUR	130,400		$147,949	3,483	0
	05/2022		$1,083	EUR	980	2	0
	05/2022		1,098	ZAR	17,362	84	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	111

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	06/2022		SGD	8		$6	$0	$0
	08/2022			$4,422	ZAR	70,603	330	0
	11/2022			190		3,066	14	0

CBK	04/2022		MXN	262,380		$12,091	0	(1,069)
	04/2022	«		$1	RUB	112	0	0
	05/2022	«		2		133	0	0
	05/2022		ZAR	17,362		$1,110	0	(72)
	06/2022		ILS	4,100		1,266	0	(21)
	08/2022			8,419		2,547	0	(102)
	11/2022			14,824		4,747	60	0
	12/2022			53,109		17,065	246	(1)
	01/2023			9,598		3,038	0	(7)

DUB	04/2022			$3,799	DKK	25,748	31	0
	05/2022	«		2	RUB	145	0	0
	07/2022		DKK	25,652		$3,799	0	(29)
	12/2022		ILS	900		284	0	(1)

GLM	04/2022	«		$12	RUB	890	0	(1)
	05/2022			4,652	EUR	4,233	38	0
	05/2022	«		4	RUB	291	0	0

HUS	04/2022		CAD	13,216		$10,464	0	(107)
	04/2022		GBP	1,101		1,445	0	(1)
	04/2022			$6,319	GBP	4,807	3	(8)
	05/2022		EUR	2,398		$2,605	0	(52)
	05/2022			$825	EUR	745	0	0

JPM	05/2022		CNH	1,199		$188	0	0
	05/2022			$10,860	MXN	225,436	415	0

MBC	05/2022		CNH	773		$122	0	0

MYI	04/2022		BRL	15,524		2,985	0	(276)
	04/2022		CAD	24,016		19,059	14	(166)
	04/2022		DKK	8,680		1,331	40	0
	04/2022		TRY	3,381		222	0	(5)
	04/2022			$3,146	BRL	15,524	115	0
	04/2022			12,788	DKK	86,538	81	0
	05/2022		BRL	15,524		$3,122	0	(113)
	07/2022		DKK	86,215		12,788	0	(77)

RBC	04/2022			$10,589	CAD	13,452	171	0
	06/2022			1,848	MXN	38,064	42	0
	08/2022		ZAR	70,603		$4,489	0	(264)

SCX	04/2022		GBP	24,988		33,537	711	0
	04/2022	«		$2	RUB	158	0	0
	05/2022		CNH	771		$121	0	0
	05/2022		GBP	20,407		26,864	61	0

SOG	05/2022	«		$5	RUB	394	0	(1)

UAG	04/2022		DKK	44,010		$6,716	171	0
	05/2022	«		$3	RUB	270	0	0

Total Forward Foreign Currency Contracts							$6,757	$(2,431)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	162,700	$1,562	$3,554

Total Purchased Options							$1,562	$3,554

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	6,600	$ (8)	$ (1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	5,600	(5)	(3)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	3,100	(5)	(3)

112	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850%	04/20/2022	2,600	$ (4)	$ (1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	800	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	5,700	(12)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	5,600	(9)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	3,200	(15)	(4)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	3,300	(6)	(3)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	800	(8)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	500	(5)	(2)

BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	900	(5)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	6,800	(9)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	3,200	(4)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	500	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	3,800	(23)	(15)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	600	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	2,500	(3)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	2,300	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	5,100	(8)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	4,400	(7)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	2,500	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	4,400	(20)	(6)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	3,100	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	2,400	(3)	(3)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	3,200	(13)	(2)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	1,500	(8)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	7,300	(8)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	4,300	(5)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	4,500	(7)	(2)

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	1,000	(6)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	3,100	(5)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	3,400	(5)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	2,600	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	2,800	(5)	(4)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	3,200	(5)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	7,200	(9)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	3,800	(4)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	3,200	(5)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	1,500	(15)	(7)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	900	(8)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	6,200	(24)	(10)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	1,800	(5)	(3)

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	2,900	(6)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	3,000	(6)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	2,800	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	2,900	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	2,600	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	2,600	(4)	(1)

						$ (347)	$ (135)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	325,300	$(1,561)	$(4,004)

Total Written Options							$(1,908)	$(4,139)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$2,555	$(640)	$666	$26	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	113

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	RU20INTR Index	14,890	0.733% (3-Month USD-LIBOR plus a specified spread)	Maturity	07/01/2022	$178,276	$0	$(18,624)	$0	$(18,624)

FAR	Receive	RU20INTR Index	5,271	0.399% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/05/2022	55,363	0	1,252	1,252	0
	Receive	RU20INTR Index	49,527	0.540% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/14/2022	604,943	0	(73,312)	0	(73,312)
	Receive	RU20INTR Index	24,052	0.620% (3-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	289,365	0	(31,253)	0	(31,253)

RBC	Receive	RU20INTR Index	19,554	0.534% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/11/2022	207,575	0	2,491	2,491	0

								$0	$(119,446)	$3,743	$(123,189)

Total Swap Agreements								$(640)	$(118,780)	$3,769	$(123,189)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$396	$0	$0	$396	$(8)	$(23)	$0	$(31)	$365	$(260)	$105
BPS	4,162	0	0	4,162	(50)	(9)	0	(59)	4,103	(2,860)	1,243
BRC	0	0	26	26	0	(43)	(18,624)	(18,667)	(18,641)	17,120	(1,521)
CBK	306	0	0	306	(1,272)	(5)	0	(1,277)	(971)	1,123	152
DUB	31	0	0	31	(30)	(10)	0	(40)	(9)	0	(9)
FAR	0	0	1,252	1,252	0	0	(104,565)	(104,565)	(103,313)	95,279	(8,034)
GLM	38	0	0	38	(1)	0	0	(1)	37	0	37
GST	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)
HUS	3	0	0	3	(168)	0	0	(168)	(165)	0	(165)
JPM	415	0	0	415	0	(28)	0	(28)	387	(310)	77
MYC	0	0	0	0	0	(7)	0	(7)	(7)	(1,925)	(1,932)
MYI	250	0	0	250	(637)	0	0	(637)	(387)	282	(105)
NGF	0	3,554	0	3,554	0	(4,004)	0	(4,004)	(450)	532	82
RBC	213	0	2,491	2,704	(264)	0	0	(264)	2,440	(4,546)	(2,106)
SCX	772	0	0	772	0	0	0	0	772	(840)	(68)
SOG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
UAG	171	0	0	171	0	0	0	0	171	(280)	(109)

Total Over the Counter	$6,757	$3,554	$3,769	$14,080	$(2,431)	$(4,139)	$(123,189)	$(129,759)

(l)

Securities with an aggregate market value of $114,335 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

114	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$176	$176
Swap Agreements	0	10	0	0	1,718	1,728

	$0	$10	$0	$0	$1,894	$1,904

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,757	$0	$6,757
Purchased Options	0	0	0	0	3,554	3,554
Swap Agreements	0	26	3,743	0	0	3,769

	$0	$26	$3,743	$6,757	$3,554	$14,080

	$0	$36	$3,743	$6,757	$5,448	$15,984

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$4,285	$0	$1,180	$5,465
Swap Agreements	0	91	0	0	2,259	2,350

	$0	$91	$4,285	$0	$3,439	$7,815

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,431	$0	$2,431
Written Options	0	135	0	0	4,004	4,139
Swap Agreements	0	0	123,189	0	0	123,189

	$0	$135	$123,189	$2,431	$4,004	$129,759

	$0	$226	$127,474	$2,431	$7,443	$137,574

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(78,950)	$0	$15,263	$(63,687)
Swap Agreements	0	3,898	0	0	(23,843)	(19,945)

	$0	$3,898	$(78,950)	$0	$(8,580)	$(83,632)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,182	$0	$16,182
Purchased Options	0	0	0	(14)	139	125
Written Options	0	790	0	1,592	1,008	3,390
Swap Agreements	0	136	335,770	0	(17)	335,889

	$0	$926	$335,770	$17,760	$1,130	$355,586

	$0	$4,824	$256,820	$17,760	$(7,450)	$271,954

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$44,282	$0	$(810)	$43,472
Swap Agreements	0	(3,474)	0	0	(6,348)	(9,822)

	$0	$(3,474)	$44,282	$0	$(7,158)	$33,650

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,104)	$0	$(4,104)
Purchased Options	0	0	0	(120)	1,533	1,413
Written Options	0	7	0	(331)	(2,427)	(2,751)
Swap Agreements	0	91	(407,561)	0	0	(407,470)

	$0	$98	$(407,561)	$(4,555)	$(894)	$(412,912)

	$0	$(3,376)	$(363,279)	$(4,555)	$(8,052)	$(379,262)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	115

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$145,754	$0	$145,754
Industrials	0	55,581	0	55,581
Utilities	0	12,565	0	12,565
Municipal Bonds & Notes
California	0	3,720	0	3,720
Colorado	0	2,965	0	2,965
Illinois	0	114	0	114
New York	0	1,167	0	1,167
U.S. Government Agencies	0	46,288	0	46,288
U.S. Treasury Obligations	0	279,268	0	279,268
Non-Agency Mortgage-Backed Securities	0	106,994	0	106,994
Asset-Backed Securities	0	275,166	4,269	279,435
Sovereign Issues	0	13,798	0	13,798
Preferred Securities
Financials	0	2,803	0	2,803
Utilities	0	0	13,652	13,652
Short-Term Instruments
Repurchase Agreements	0	194,083	0	194,083
Israel Treasury Bills	0	25,383	0	25,383
U.S. Treasury Bills	0	425,936	0	425,936
U.S. Treasury Cash Management Bills	0	108,879	0	108,879

	$0	$1,700,464	$17,921	$1,718,385

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$48,225	$0	$0	$48,225

Total Investments	$48,225	$1,700,464	$17,921	$1,766,610

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(9,758)	$0	$(9,758)
U.S. Government Agencies	0	(98,449)	0	(98,449)

	$0	$(108,207)	$0	$(108,207)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	24	1,880	0	1,904
Over the counter	0	14,080	0	14,080

	$24	$15,960	$0	$15,984

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,479)	(3,181)	0	(7,660)
Over the counter	0	(129,757)	(2)	(129,759)

	$(4,479)	$(132,938)	$(2)	$(137,419)

Total Financial Derivative Instruments	$(4,455)	$(116,978)	$(2)	$(121,435)

Totals	$43,770	$1,475,279	$17,919	$1,536,968

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(1)
Investments in Securities, at Value
Asset-Backed Securities	$4,107	$4,300	$0	$0	$0	$(296)	$0	$(3,842)	$4,269	$(31)
Preferred Securities
Utilities	13,970	215	(107)	0	0	(426)	0	0	13,652	(427)

	$18,077	$4,515	$(107)	$0	$0	$(722)	$0	$(3,842)	$17,921	$(458)

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)

Totals	$18,077	$4,515	$(107)	$0	$0	$(724)	$0	$(3,842)	$17,919	$(460)

116	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2022

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Asset-Backed Securities	$4,269	Proxy Pricing	Base Price	100.000	—
Preferred Securities	13,652	Discounted Cash Flow	Discount Rate	4.043	—

Financial Derivative Instruments - Liabilities
Over the counter	(2)	Other Valuation Techniques(2)	—	—	—

Total	$17,919

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	117

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014 The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund.

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Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO StocksPLUS® Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Absolute Return Fund	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (Unhedged)	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	Quarterly	Quarterly

PIMCO StocksPLUS® Long Duration Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Short Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Small Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The

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rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value.

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With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not

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Notes to Financial Statements	(Cont.)

necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy

The Current Value model is utilized for securities that are typically held at cost in the period of the initial investment, and potentially longer if the security is in an early-stage company that has made no material progress on its business plan. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies

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Notes to Financial Statements	(Cont.)

advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$70,857	$52,862	$(102,800)	$(531)	$(319)	$20,069	$723	$0

PIMCO StocksPLUS® Absolute Return Fund	0	120,159	(39,700)	(190)	(1,342)	78,927	838	0

PIMCO StocksPLUS® International Fund (Unhedged)	0	21,203	(7,400)	(35)	(230)	13,538	146	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	112,118	(28,900)	(142)	(1,390)	81,686	818	0

PIMCO StocksPLUS® Small Fund	0	110,964	(61,800)	(284)	(815)	48,065	667	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$377,784	$401,636	$(773,234)	$444	$(526)	$6,104	$636	$0

PIMCO StocksPLUS® Absolute Return Fund	716,723	664,628	(1,381,160)	145	(184)	152	828	0

PIMCO StocksPLUS® International Fund (Unhedged)	133,026	160,918	(293,869)	35	(45)	65	118	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	119,621	1,513,537	(1,614,800)	(113)	(3)	18,242	237	0

PIMCO StocksPLUS® Long Duration Fund	152	603,262	(603,100)	(200)	0	114	262	0

PIMCO StocksPLUS® Short Fund	128,125	145,733	(273,500)	(190)	13	181	234	0

PIMCO StocksPLUS® Small Fund	659,877	727,015	(1,386,696)	84	(120)	160	714	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of

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more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured

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into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same

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underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require a Fund to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of

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Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund

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as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of

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protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

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Notes to Financial Statements	(Cont.)

Interest Rate Swap Agreements   may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements   are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Interest Rate	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X

Inverse Correlation and Compounding	—	—	—	—	—	X	—

Liquidity	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X

Smaller Company	—	—	—	—	—	—	X

Management	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X	X

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Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Inverse Correlation and Compounding Risk  is the risk that a Fund’s performance may vary substantially from the inverse performance of the Fund’s index for a number of reasons, including the effects of compounding on the performance of the Fund’s derivatives short positions for periods greater than one day, the results of PIMCO’s active management of the Fund (including income and gains or losses from Fixed Income Instruments and variations in the Fund’s level of short exposure) and that derivatives positions in general may not correlate exactly with an index.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed

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Notes to Financial Statements	(Cont.)

settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Additionally, to the extent a Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect a Fund’s investments. Please see the Important Information section for additional discussion of the COVID-19 pandemic as well as the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the

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instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a

Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Notes to Financial Statements	(Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2		I-3		Administrative Class		Class A		Class C	Class R
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%		0.45%	(1)	0.25%	~	0.40%		0.40%	0.40%
PIMCO StocksPLUS® Absolute Return Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A		0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (Unhedged)	0.39%	0.25%	0.35%		0.45%	(1)	N/A		0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%		0.50%	(1)	N/A		0.45%		0.45%	N/A
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	0.34%	*	N/A		N/A		0.39%	*	N/A	N/A
PIMCO StocksPLUS® Short Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A		0.40%		0.40%	N/A
PIMCO StocksPLUS® Small Fund	0.44%	0.25%	0.35%		0.45%	(1)	0.25%		0.40%		0.40%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.
~	This share class was liquidated during the reporting period.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO StocksPLUS® Fund	0.50%	0.25%

All other Funds	0.75%	0.25%
Class R

PIMCO StocksPLUS® Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not

ANNUAL REPORT	|	MARCH 31, 2022	137

Notes to Financial Statements	(Cont.)

“interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund

(Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived fees

PIMCO StocksPLUS® Fund	$7

PIMCO StocksPLUS® Absolute Return Fund	4

PIMCO StocksPLUS® International Fund (Unhedged)	2

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	8

PIMCO StocksPLUS® Short Fund	2

PIMCO StocksPLUS® Small Fund	8

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO StocksPLUS® Fund	$40,947	$16,146

PIMCO StocksPLUS® Absolute Return Fund	7,648	3,550

PIMCO StocksPLUS® International Fund (Unhedged)	1,526	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	1,660	11,542

PIMCO StocksPLUS® Long Duration Fund	19,511	7,312

PIMCO StocksPLUS® Short Fund	0	1,044

PIMCO StocksPLUS® Small Fund	12,652	6,901

†	A zero balance may reflect actual amounts rounding to less than one thousand.

138	PIMCO STOCKSPLUS® FUNDS

March 31, 2022

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO StocksPLUS® Fund	$47,859	$55,210	$1,211,093	$193,433

PIMCO StocksPLUS® Absolute Return Fund	1,079,170	1,315,621	588,134	179,896

PIMCO StocksPLUS® International Fund (Unhedged)	280,089	328,866	55,207	22,950

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	1,663,663	2,550,664	292,896	89,421

PIMCO StocksPLUS® Long Duration Fund	820,404	414,040	292,075	108,244

PIMCO StocksPLUS® Short Fund	202,784	260,862	26,377	112,294

PIMCO StocksPLUS® Small Fund	819,203	1,028,242	218,265	118,106

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2022	139

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO StocksPLUS® Fund						PIMCO StocksPLUS® Absolute Return Fund

	Year Ended 03/31/2022				Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	92,202		$1,192,372		43,526	$469,640	14,647	$190,420	26,977	$293,026

I-2	2,887		37,257		2,563	29,019	12,916	162,395	17,632	180,838

I-3	293		3,795		339	3,768	876	12,337	910	10,439

Administrative Class	16	(a)	195	(a)	436	3,652	N/A	N/A	N/A	N/A

Class A	5,098		58,535		9,577	92,283	9,427	118,208	11,982	135,736

Class C	1,240		13,077		2,640	22,790	2,821	31,120	2,361	22,968

Class R	1,012		12,194		1,271	12,521	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	17,339		225,213		2,748	31,240	26,156	319,753	5,827	68,278

I-2	853		11,031		274	3,042	9,216	110,218	1,704	19,814

I-3	146		1,886		41	463	167	2,058	43	484

Administrative Class	39	(a)	451	(a)	57	560	N/A	N/A	N/A	N/A

Class A	4,655		53,420		1,706	17,119	14,863	176,344	2,661	30,824

Class C	1,063		11,148		514	4,729	4,124	41,659	859	8,713

Class R	654		7,857		218	2,278	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(40,740)		(525,358)		(15,890)	(170,357)	(22,689)	(282,906)	(55,034)	(642,311)

I-2	(2,369)		(29,822)		(3,602)	(36,838)	(11,558)	(143,249)	(14,227)	(160,448)

I-3	(94)		(1,214)		(73)	(754)	(1,477)	(19,601)	(7,051)	(65,562)

Administrative Class	(310	)(a)	(3,357	)(a)	(1,407)	(14,697)	N/A	N/A	N/A	N/A

Class A	(7,113)		(82,044)		(7,801)	(74,505)	(10,730)	(132,692)	(13,963)	(153,311)

Class C	(2,709)		(28,522)		(7,142)	(65,295)	(4,538)	(49,350)	(9,376)	(95,787)

Class R	(895)		(10,508)		(1,175)	(11,414)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	73,267		$947,606		28,820	$319,244	44,221	$536,714	(28,695)	$(346,299)

140	PIMCO STOCKSPLUS® FUNDS

March 31, 2022

	PIMCO StocksPLUS® International Fund (Unhedged)				PIMCO S StocksPLUS® International Fund (U.S. Dollar-Hedged)

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares~	Amount	Shares~	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	7,129	$126,626	11,657	$193,879	35,167	$310,739	59,252	$430,554

I-2	352	6,725	299	5,393	19,753	172,728	24,219	172,226

I-3	442	7,741	130	2,208	1,225	10,854	1,551	10,822

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	1,085	18,946	542	8,989	7,536	62,288	9,030	62,727

Class C	30	520	67	1,053	780	5,772	647	4,067

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	3,427	63,412	204	3,243	7,611	68,402	0	0

I-2	365	6,712	8	127	4,348	38,565	0	0

I-3	69	1,257	1	8	139	1,233	0	0

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	666	11,676	15	233	3,001	25,123	0	0

Class C	61	981	2	27	724	5,390	0	0

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(7,476)	(141,935)	(35,947)	(583,004)	(58,147)	(522,994)	(169,567)	(1,195,133)

I-2	(333)	(5,924)	(1,839)	(28,045)	(20,948)	(182,727)	(62,284)	(442,573)

I-3	(403)	(6,513)	(21)	(359)	(910)	(7,890)	(5,421)	(36,890)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(1,178)	(20,773)	(841)	(13,245)	(8,669)	(71,735)	(20,693)	(143,784)

Class C	(90)	(1,453)	(221)	(3,558)	(3,160)	(23,312)	(7,026)	(44,355)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	4,146	$67,998	(25,944)	$(413,051)	(11,550)	$(107,564)	(170,292)	$(1,182,339)

	PIMCO StocksPLUS® Long Duration Fund				PIMCO StocksPLUS® Short Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares(b)	Amount
Receipts for shares sold

Institutional Class	105,915	$874,248	45,593	$381,283	6,901	$60,347	45,188	$606,651

I-2	N/A	N/A	N/A	N/A	19,423	168,734	17,554	213,225

I-3	N/A	N/A	N/A	N/A	299	2,583	518	5,904

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	N/A	N/A	2,100	17,753	2,863	35,152

Class C	N/A	N/A	N/A	N/A	150	1,190	383	4,407

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	42,428	351,112	17,729	151,062	0	0	2,060	24,249

I-2	N/A	N/A	N/A	N/A	0	0	447	5,234

I-3	N/A	N/A	N/A	N/A	0	0	31	356

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	N/A	N/A	0	0	153	1,718

Class C	N/A	N/A	N/A	N/A	0	0	31	333

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(56,436)	(445,283)	(68,304)	(572,661)	(28,847)	(256,630)	(64,460)	(811,455)

I-2	N/A	N/A	N/A	N/A	(18,896)	(159,454)	(22,341)	(259,103)

I-3	N/A	N/A	N/A	N/A	(217)	(1,964)	(598)	(6,279)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	N/A	N/A	(1,429)	(12,104)	(3,320)	(38,949)

Class C	N/A	N/A	N/A	N/A	(152)	(1,186)	(428)	(4,629)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	91,907	$780,077	(4,982)	$(40,316)	(20,668)	$(180,731)	(21,919)	$(223,186)

ANNUAL REPORT	|	MARCH 31, 2022	141

Notes to Financial Statements	(Cont.)

	PIMCO StocksPLUS® Small Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	30,752	$353,214	62,724	$497,003

I-2	13,115	140,876	10,745	103,631

I-3	989	11,399	1,048	8,564

Administrative Class	266	3,039	715	6,112

Class A	7,843	84,601	7,564	76,916

Class C	1,405	13,607	1,059	9,403

Class R	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	11,664	131,566	11,144	116,814

I-2	3,528	39,218	2,688	28,341

I-3	189	2,096	120	1,269

Administrative Class	72	814	117	1,166

Class A	5,408	58,838	4,264	44,023

Class C	1,011	9,783	1,027	9,348

Class R	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(55,099)	(617,804)	(79,431)	(740,196)

I-2	(13,143)	(141,137)	(16,202)	(141,468)

I-3	(1,068)	(11,051)	(1,303)	(10,929)

Administrative Class	(389)	(4,253)	(1,671)	(17,260)

Class A	(10,367)	(108,936)	(15,675)	(137,232)

Class C	(3,173)	(30,396)	(6,067)	(54,745)

Class R	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(6,997)	$(64,526)	(17,134)	$(199,240)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for three reverse share split, effective March 25, 2022, has been retroactively applied.
(a)	Administrative Class Shares liquidated at the close of business on March 18, 2022.
(b)	A one for two reverse share split, effective March 26, 2021, has been retroactively applied.

At a meeting held on February 9-10, 2021, the Board was notified of a reverse share split for each class of PIMCO StocksPLUS® Short Fund (the “Fund”), pursuant to which shareholders received one share in exchange for every two shares of the Fund.

The reverse share splits were effective March 26, 2021. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of the Fund, with the Fund affecting its reverse share split at its own ratio, to result in a NAV per share closer to $10.00. The reverse share splits do not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 26, 2021 for the Fund has been adjusted to reflect the reverse share split.

At a meeting held on January 14-17, 2022, the Board was notified of a reverse share split for each class of PIMCO StocksPLUS® International Fund (Unhedged) (the “Fund”), pursuant to which shareholders received one share in exchange for every three shares of the Fund.

The reverse share splits were effective March 25, 2022. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of the Fund, with the Fund affecting its reverse share split at its own ratio, to result in a NAV per share closer to $15.00. The reverse share splits do not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 25, 2022 for the Fund has been adjusted to reflect the reverse share split.

142	PIMCO STOCKSPLUS® FUNDS

March 31, 2022

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO StocksPLUS® International Fund (Unhedged)	0	1	0%	13%

PIMCO StocksPLUS® Long Duration Fund	0	1	0%	21%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO StocksPLUS® Fund	$41,263	$115,507	$60,460	$0	$0	$0	$0	$217,230

PIMCO StocksPLUS® Absolute Return Fund	30,369	32,833	52,659	0	0	0	0	115,861

PIMCO StocksPLUS® International Fund (Unhedged)	6,635	43,602	(17,018)	0	(53,525)	0	0	(20,306)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	100,653	80,802	(53,639)	0	0	0	0	127,816

PIMCO StocksPLUS® Long Duration Fund	13,132	0	(97,178)	0	0	(32,934)	0	(116,980)

PIMCO StocksPLUS® Short Fund	0	0	(1,867)	0	(4,076,016)	0	(2,380)	(4,080,263)

PIMCO StocksPLUS® Small Fund	0	264,242	(178,552)	0	0	0	(4,411)	81,279

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, partnerships, and interest accrued on defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	|	MARCH 31, 2022	143

Notes to Financial Statements	(Cont.)	March 31, 2022

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO StocksPLUS® Fund	$0	$0

PIMCO StocksPLUS® Absolute Return Fund	0	0

PIMCO StocksPLUS® International Fund (Unhedged)*	8,481	45,044

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	0

PIMCO StocksPLUS® Long Duration Fund	0	0

PIMCO StocksPLUS® Short Fund*	1,075,210	3,000,806

PIMCO StocksPLUS® Small Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO StocksPLUS® Fund	$2,496,811	$125,968	$(65,371)	$60,597

PIMCO StocksPLUS® Absolute Return Fund	2,381,724	242,257	(189,456)	52,801

PIMCO StocksPLUS® International Fund (Unhedged)	366,251	35,522	(52,535)	(17,013)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	2,035,053	136,057	(187,918)	(51,861)

PIMCO StocksPLUS® Long Duration Fund	1,643,965	72,400	(169,377)	(96,977)

PIMCO StocksPLUS® Short Fund	130,951	5,992	(8,279)	(2,287)

PIMCO StocksPLUS® Small Fund	1,714,002	166,133	(344,543)	(178,410)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, partnerships, and interest accrued on defaulted securities.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO StocksPLUS® Fund	$88,754	$230,001	$0	$48,003	$14,000	$0

PIMCO StocksPLUS® Absolute Return Fund	198,757	478,450	0	110,001	23,202	0

PIMCO StocksPLUS® International Fund (Unhedged)	103,252	0	0	4,001	0	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	150,006	0	0	0	0	0

PIMCO StocksPLUS® Long Duration Fund	274,775	79,779	0	131,204	22,000	0

PIMCO StocksPLUS® Short Fund	0	0	0	27,755	0	4,247

PIMCO StocksPLUS® Small Fund	242,502	11,850	0	210,005	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

144	PIMCO STOCKSPLUS® FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund (seven of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statement of cash flows for PIMCO StocksPLUS® Long Duration Fund for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations and the cash flows for PIMCO StocksPLUS® Long Duration Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2022	145

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SAL	Citigroup Global Markets, Inc.

BSH	Banco Santander S.A. - New York Branch	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	JPS	J.P. Morgan Securities LLC	SGY	Societe Generale, NY

CBK	Citibank N.A.	MBC	HSBC Bank Plc	SOG	Societe Generale Paris

DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	TDL	Toronto Dominion Bank London

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	TDM	TD Securities (USA) LLC

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	TOR	The Toronto-Dominion Bank

FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	HKD	Hong Kong Dollar	RUB	Russian Ruble

BRL	Brazilian Real	ILS	Israeli Shekel	SEK	Swedish Krona

CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar

CHF	Swiss Franc	KRW	South Korean Won	TRY	Turkish New Lira

CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	TWD	Taiwanese Dollar

CNY	Chinese Renminbi (Mainland)	NOK	Norwegian Krone	USD (or $)	United States Dollar

DKK	Danish Krone	NZD	New Zealand Dollar	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	EAFE	Europe, Australasia, and Far East Stock Index	SOFR	Secured Overnight Financing Rate

BADLARPP	Argentina Badlar Floating Rate Notes	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SOFRINDX	Secured Overnight Financing Rate Index

CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

CDX.HY	Credit Derivatives Index - High Yield	NDDUEAFE	MSCI EAFE Index	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	RU20INTR	Russell 2000 Total Return Index	US0003M	ICE 3-Month USD LIBOR

CNREPOFIX	China Fixing Repo Rates 7-Day	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

ABS	Asset-Backed Security	CMBS	Collateralized Mortgage-Backed Security	PIK	Payment-in-Kind

AID	Agency International Development	DAC	Designated Activity Company	RMBS	Residential Mortgage-Backed Security

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TBD%	Interest rate to be determined when loan settles or at the time of funding

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

146	PIMCO STOCKSPLUS® FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gains (000s†)	163(j) Interest Dividends

PIMCO StocksPLUS® Fund	0%	0%	$37,043	$12,252	$13,260

PIMCO StocksPLUS® Absolute Return Fund	0%	0%	198,757	0	31,964

PIMCO StocksPLUS® International Fund (Unhedged)	0%	0%	13,371	0	7,909

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0%	0%	148,295	0	46,549

PIMCO StocksPLUS® Long Duration Fund	0%	0%	98,589	46,750	35,136

PIMCO StocksPLUS® Short Fund	0%	0%	0	0	0

PIMCO StocksPLUS® Small Fund	0%	0%	31,089	0	28,552

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO StocksPLUS® Absolute Return Fund	0%

PIMCO StocksPLUS® Fund	0%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0%

PIMCO StocksPLUS® International Fund (Unhedged)	0%

PIMCO StocksPLUS® Long Duration Fund	0%

PIMCO StocksPLUS® Short Fund	0%

PIMCO StocksPLUS® Small Fund	0%

ANNUAL REPORT	|	MARCH 31, 2022	147

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13 - 12/14); and CEO, Toyota Financial Services (01/01 - 09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05 - 05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03 - 01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

148	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2022	149

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

150	PIMCO STOCKSPLUS® FUNDS

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

ANNUAL REPORT	|	MARCH 31, 2022	151

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO StocksPLUS® Long Duration Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3286	$0.0000	$0.0000	$0.3286

March 2022	$0.0422	$0.0000	$0.0000	$0.0422

PIMCO StocksPLUS® Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0849	$0.0000	$0.0000	$0.0849

March 2022	$0.0278	$0.0000	$0.0000	$0.0278

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0818	$0.0000	$0.0000	$0.0818

March 2022	$0.0254	$0.0000	$0.0000	$0.0254

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0806	$0.0000	$0.0000	$0.0806

March 2022	$0.0239	$0.0000	$0.0000	$0.0239

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0784	$0.0000	$0.0000	$0.0784

March 2022	$0.0221	$0.0000	$0.0000	$0.0221

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0737	$0.0000	$0.0000	$0.0737

March 2022	$0.0191	$0.0000	$0.0000	$0.0191

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0606	$0.0000	$0.0000	$0.0606

March 2022	$0.0089	$0.0000	$0.0000	$0.0089

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0655	$0.0000	$0.0000	$0.0655

March 2022	$0.0116	$0.0000	$0.0000	$0.0116

152	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

PIMCO StocksPLUS® Short Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0898	$0.0000	$0.0000	$0.0898

March 2022	$0.1188	$0.0000	$0.0000	$0.1188

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0868	$0.0000	$0.0000	$0.0868

March 2022	$0.1167	$0.0000	$0.0000	$0.1167

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0777	$0.0000	$0.0000	$0.0777

March 2022	$0.1151	$0.0000	$0.0000	$0.1151

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0773	$0.0000	$0.0000	$0.0773

March 2022	$0.1096	$0.0000	$0.0000	$0.1096

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0599	$0.0000	$0.0000	$0.0599

March 2022	$0.0964	$0.0000	$0.0000	$0.0964

ANNUAL REPORT	|	MARCH 31, 2022	153

Distribution Information	(Cont.)

PIMCO StocksPLUS® Small Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3336	$0.0000	$0.0000	$0.3336

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3306	$0.0000	$0.0000	$0.3306

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3299	$0.0000	$0.0000	$0.3299

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3209	$0.0000	$0.0000	$0.3209

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3222	$0.0000	$0.0000	$0.3222

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3031	$0.0000	$0.0000	$0.3031

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO StocksPLUS® Intl Fund (Unhedged)

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.2689	$0.0000	$0.0000	$0.2689

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.2668	$0.0000	$0.0000	$0.2668

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.2666	$0.0000	$0.0000	$0.2666

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.2628	$0.0000	$0.0000	$0.2628

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

154	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.2521	$0.0000	$0.0000	$0.2521

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO StocksPLUS® Intl Fund (U.S. Dollar-Hedged)

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0671	$0.0000	$0.0000	$0.0671

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0645	$0.0000	$0.0000	$0.0645

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0623	$0.0000	$0.0000	$0.0623

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0580	$0.0000	$0.0000	$0.0580

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0433	$0.0000	$0.0000	$0.0433

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	MARCH 31, 2022	155

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3008AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

Tax-Efficient Strategy Funds

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		15

Benchmark Descriptions		17

Financial Highlights		18

Statements of Assets and Liabilities		26

Statements of Operations		30

Statements of Changes in Net Assets		32

Notes to Financial Statements		78

Report of Independent Registered Public Accounting Firm		98

Glossary		99

Federal Income Tax Information		100

Management of the Trust		101

Privacy Policy		103

Liquidity Risk Management Program		104

Fund	Fund Summary	Schedule of Investments

PIMCO California Intermediate Municipal Bond Fund	7	34

PIMCO California Municipal Bond Fund	8	37

PIMCO California Short Duration Municipal Income Fund	9	41

PIMCO High Yield Municipal Bond Fund	10	45

PIMCO Municipal Bond Fund	11	55

PIMCO National Intermediate Municipal Bond Fund	12	64

PIMCO New York Municipal Bond Fund	13	69

PIMCO Short Duration Municipal Income Fund	14	73

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank (the “ECB”) initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

The municipal (or “muni”) market initially rose during the reporting period, but then weakened. As was the case with the taxable U.S. bond market, munis were initially supported by falling interest rates. However, the muni market gave back its gains as rates moved higher. We believe a combination of inflationary concerns and the Fed’s monetary policy tightening drove this reversal. All told, the Bloomberg Municipal Bond Index returned -4.47% for the 12 months ended March 31, 2022.

2	PIMCO TAX-EFFICIENT STRATEGY FUNDS

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates (or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar

4	PIMCO TAX-EFFICIENT STRATEGY FUNDS

LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C and Class C-2 shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A, Class C and Class C-2 shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class C-2 shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Class C-2	Diversification Status
PIMCO California Intermediate Municipal Bond Fund	08/31/99	08/31/99	04/30/08	—	10/19/99	08/31/09	—	Diversified
PIMCO California Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	Diversified
PIMCO California Short Duration Municipal Income Fund	08/31/06	08/31/06	05/30/08	—	08/31/06	—	—	Diversified
PIMCO High Yield Municipal Bond Fund	07/31/06	07/31/06	04/30/08	07/30/21	07/31/06	12/29/06	—	Diversified
PIMCO Municipal Bond Fund	12/31/97	12/31/97	04/30/08	07/30/21	04/01/98	04/01/98	—	Diversified
PIMCO National Intermediate Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	Diversified
PIMCO New York Municipal Bond Fund	08/31/99	08/31/99	11/19/10	07/30/21	10/19/99	08/31/09	—	Non-Diversified
PIMCO Short Duration Municipal Income Fund	08/31/99	08/31/99	04/30/08	07/30/21	03/28/02	03/28/02	10/21/20	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund,

ANNUAL REPORT	|	MARCH 31, 2022	5

Important Information About the Funds	(Cont.)

and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

6	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class A - PCMBX
I-2 - PCIPX	Class C - PCFCX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	10.7%

Tobacco Settlement Funded	8.9%

Ad Valorem Property Tax	6.8%

Port, Airport & Marina Revenue	6.7%

General Fund	5.6%

College & University Revenue	5.4%

Water Revenue	5.4%

Sewer Revenue	5.2%

Tax Increment/Allocation Revenue	5.0%

Lease (Abatement)	3.7%

Special Tax	3.5%

Electric Power & Light Revenue	3.4%

Local or Guaranteed Housing	3.2%

Natural Gas Revenue	2.6%

Highway Revenue Tolls	2.6%

Miscellaneous Revenue	2.2%

Sales Tax Revenue	2.1%

Recreational Revenue	2.0%

Charter School Aid	1.4%

Lease Revenue	1.0%

Other	4.1%

Short-Term Instruments‡	8.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	(4.66)%	1.77%	2.12%	3.34%
PIMCO California Intermediate Municipal Bond Fund I-2	(4.75)%	1.67%	2.02%	3.24%
PIMCO California Intermediate Municipal Bond Fund Class A	(4.97)%	1.44%	1.79%	2.98%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	(7.11)%	0.98%	1.40%	2.84%
PIMCO California Intermediate Municipal Bond Fund Class C	(5.69)%	0.68%	1.03%	2.24%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	(6.63)%	0.68%	1.03%	2.24%
Bloomberg California Intermediate Municipal Bond Index	(5.14)%	1.79%	2.39%	4.15%
Lipper California Intermediate Municipal Debt Funds Average	(4.24)%	1.58%	1.96%	3.62%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.445% for the Institutional Class shares, 0.545% for I-2 shares, 0.775% for Class A shares, and 1.525% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Intermediate Municipal Bond Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a duration position contributed to performance, as municipal yields broadly increased.

»	Underweight exposure to the general obligation segment contributed to performance, as the segment underperformed the broader municipal market.

»	Security selection within the electric utility sector contributed to performance, as the Fund’s holdings outperformed the broad sector.

»	Security selection within the healthcare sector detracted from performance, as the Fund’s holdings underperformed the broad sector.

»	Overweight exposure to the education sector detracted from performance, as the sector underperformed the broad municipal market.

»	Overweight exposure to the housing sector detracted from performance, as the sector underperformed the broad municipal market.

ANNUAL REPORT	|	MARCH 31, 2022	7

PIMCO California Municipal Bond Fund

Institutional Class - PCTIX	Class A - PCTTX
I-2 - PCTPX	Class C - PCTGX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	15.4%

Ad Valorem Property Tax	13.2%

Tobacco Settlement Funded	8.2%

General Fund	6.3%

Water Revenue	5.8%

Port, Airport & Marina Revenue	5.0%

Sales Tax Revenue	4.0%

Lease (Abatement)	3.9%

Highway Revenue Tolls	3.8%

Local or Guaranteed Housing	3.8%

College & University Revenue	3.6%

Charter School Aid	2.7%

Sewer Revenue	2.7%

Natural Gas Revenue	2.5%

Electric Power & Light Revenue	2.1%

Lease (Non-Terminable)	2.0%

Recreational Revenue	1.3%

Special Tax	1.2%

Industrial Revenue	1.1%

Other	3.5%

Short-Term Instruments‡	7.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO California Municipal Bond Fund Institutional Class	(4.17)%	3.32%	3.52%
PIMCO California Municipal Bond Fund I-2	(4.27)%	3.22%	3.42%
PIMCO California Municipal Bond Fund Class A	(4.51)%	2.96%	3.16%
PIMCO California Municipal Bond Fund Class A (adjusted)	(6.67)%	2.50%	2.76%
PIMCO California Municipal Bond Fund Class C	(5.22)%	2.19%	2.40%
PIMCO California Municipal Bond Fund Class C (adjusted)	(6.16)%	2.19%	2.40%
Bloomberg California Municipal Bond Index	(4.70)%	2.42%	2.91%
Lipper California Municipal Debt Funds Average	(4.36)%	2.44%	2.96%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.44% for the Institutional Class shares, 0.54% for I-2 shares, 0.79% for Class A shares, and 1.54% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Municipal Bond Fund seeks high current income exempt from federal and California income tax by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal yields broadly increased.

»	Security selection within the education sector contributed to performance, as the Fund’s holdings outperformed the broader sector.

»	Security selection within the electric utility sector contributed to performance, as the Fund’s holdings outperformed the broader sector.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broader municipal market.

»	Security selection within the lease-backed sector detracted from performance, as the Fund’s holdings underperformed the broader sector.

»	Security selection within the healthcare sector detracted from performance, as the Fund’s holdings underperformed the broader sector.

8	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class A - PCDAX
I-2 - PCDPX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of March 31, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	12.5%

Water Revenue	11.8%

Tobacco Settlement Funded	7.5%

Ad Valorem Property Tax	7.4%

Highway Revenue Tolls	6.9%

Lease (Abatement)	5.5%

Electric Power & Light Revenue	5.2%

Sewer Revenue	4.7%

Natural Gas Revenue	4.6%

College & University Revenue	4.3%

Miscellaneous Revenue	3.6%

Special Tax	2.8%

Local or Guaranteed Housing	2.4%

Recreational Revenue	1.9%

Sales Tax Revenue	1.5%

Lease (Non-Terminable)	1.0%

Other	4.9%

Short-Term Instruments‡	11.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	(2.09)%	0.90%	0.78%	1.38%
PIMCO California Short Duration Municipal Income Fund I-2	(2.18)%	0.80%	0.68%	1.28%
PIMCO California Short Duration Municipal Income Fund Class A	(2.48)%	0.50%	0.38%	0.98%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	(4.67)%	0.05%	0.15%	0.83%
Bloomberg California 1 Year Municipal Bond Index	(1.60)%	0.78%	0.73%	1.52%
Lipper California Short/Intermediate Municipal Debt Funds Average	(2.91)%	0.95%	1.20%	2.03%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, and 0.73% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the transportation and pre-refunded sectors contributed to performance, as the Fund’s holdings outperformed the broader sectors.

»	There were no other material contributors for this Fund.

»	Overweight exposure to a duration position detracted from performance, as benchmark municipal yields broadly rose.

»	Security selection within the healthcare sector detracted from performance, as our holdings underperformed the broad sector.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broad municipal market.

ANNUAL REPORT	|	MARCH 31, 2022	9

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class A - PYMAX
I-2 - PYMPX	Class C - PYMCX
I-3 - PYMNX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	15.5%

Ad Valorem Property Tax	9.0%

Industrial Revenue	8.3%

Tobacco Settlement Funded	8.2%

Sales Tax Revenue	5.8%

Local or Guaranteed Housing	4.9%

General Fund	2.9%

Natural Gas Revenue	2.8%

Highway Revenue Tolls	2.8%

Lease (Appropriation)	2.4%

Electric Power & Light Revenue	2.4%

Transit Revenue	2.1%

Miscellaneous Revenue	1.9%

Appropriations	1.9%

College & University Revenue	1.8%

Miscellaneous Taxes	1.6%

Port, Airport & Marina Revenue	1.5%

Resource Recovery Revenue	1.5%

Charter School Aid	1.5%

Sewer Revenue	1.3%

Water Revenue	1.2%

Fuel Sales Tax Revenue	1.0%

Income Tax Revenue	1.0%

Other	5.3%

Short-Term Instruments‡	9.1%

Corporate Bonds & Notes	2.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	(2.39)%	4.66%	5.07%	4.16%
PIMCO High Yield Municipal Bond Fund I-2	(2.49)%	4.55%	4.97%	4.05%
PIMCO High Yield Municipal Bond Fund I-3	(2.54)%	4.50%	4.91%	4.00%
PIMCO High Yield Municipal Bond Fund Class A	(2.69)%	4.35%	4.76%	3.85%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	(4.88)%	3.87%	4.36%	3.65%
PIMCO High Yield Municipal Bond Fund Class C	(3.42)%	3.57%	3.98%	3.08%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	(4.35)%	3.57%	3.98%	3.08%
Bloomberg High Yield Municipal Bond Index	(1.35)%	5.25%	5.44%	4.80%
Lipper High Yield Municipal Debt Funds Average	(2.80)%	3.54%	4.18%	3.74%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for the Institutional Class shares, 0.67% for I-2 shares, 0.77% for I-3 shares, 0.87% for Class A shares, and 1.62% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Municipal Bond Fund seeks high current income exempt from federal income tax, with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a duration position contributed to performance, as municipal yields broadly rose.

»	Underweight exposure to the housing sector contributed to performance, as the sector underperformed the broader high yield municipal market.

»	Overweight exposure to the electric utility sector contributed to performance, as the sector outperformed the broader high yield municipal market.

»	Underweight exposure to the special tax sector detracted from performance, as the sector outperformed the broader high yield municipal market.

»	Overweight exposure to the lease-backed sector detracted from performance, as the sector underperformed the broader high yield municipal market.

»	Security selection within the industrial revenue sector detracted from performance, as holdings underperformed the broader sector.

10	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class A - PMLAX
I-2 - PMUPX	Class C - PMLCX
I-3 - PMUNX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	15.9%

Sales Tax Revenue	6.6%

Highway Revenue Tolls	6.3%

Natural Gas Revenue	6.2%

Ad Valorem Property Tax	5.8%

Income Tax Revenue	5.4%

Tobacco Settlement Funded	4.4%

Electric Power & Light Revenue	4.1%

Port, Airport & Marina Revenue	3.9%

General Fund	3.6%

Industrial Revenue	3.4%

Water Revenue	3.3%

Appropriations	3.1%

Local or Guaranteed Housing	2.8%

Lease (Appropriation)	2.7%

Fuel Sales Tax Revenue	2.5%

Miscellaneous Revenue	2.2%

College & University Revenue	1.8%

Lease (Abatement)	1.8%

Transit Revenue	1.6%

Miscellaneous Taxes	1.4%

Other	5.5%

Short-Term Instruments‡	5.1%

Corporate Bonds & Notes	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	(3.93)%	3.29%	3.60%	3.93%
PIMCO Municipal Bond Fund I-2	(4.02)%	3.18%	3.50%	3.81%
PIMCO Municipal Bond Fund I-3	(4.08)%	3.13%	3.45%	3.80%
PIMCO Municipal Bond Fund Class A	(4.23)%	2.97%	3.29%	3.59%
PIMCO Municipal Bond Fund Class A (adjusted)	(6.38)%	2.50%	2.89%	3.46%
PIMCO Municipal Bond Fund Class C	(4.70)%	2.46%	2.77%	3.07%
PIMCO Municipal Bond Fund Class C (adjusted)	(5.65)%	2.46%	2.77%	3.07%
Bloomberg Municipal Bond Index	(4.47)%	2.52%	2.88%	4.33%
Lipper General & Insured Municipal Debt Funds Average	(4.30)%	2.47%	2.83%	3.76%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.46% for the Institutional Class shares, 0.56% for I-2 shares, 0.66% for I-3 shares, 0.77% for Class A shares, and 1.27% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a select duration position contributed to performance, as municipal yields broadly increased.

»	Security selection within the water and sewer sector contributed to performance, as the Fund’s holdings outperformed the broad sector.

»	Security selection within the transportation sector contributed to performance, as the Fund’s holdings outperformed the broad sector.

»	Overweight exposure to the lease-backed sector detracted from performance, as the sector underperformed the broad municipal market.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broad municipal market.

»	Security selection within the special tax sector detracted from performance, as the Fund’s holdings underperformed the broad sector.

ANNUAL REPORT	|	MARCH 31, 2022	11

PIMCO National Intermediate Municipal Bond Fund

Institutional Class - PMNIX	Class A - PMNTX
I-2 - PMNPX	Class C - PMNNX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	10.7%

Ad Valorem Property Tax	7.6%

Natural Gas Revenue	7.1%

Electric Power & Light Revenue	6.9%

Water Revenue	6.6%

College & University Revenue	5.8%

Highway Revenue Tolls	5.3%

Port, Airport & Marina Revenue	4.9%

Tobacco Settlement Funded	4.8%

Sales Tax Revenue	3.7%

Nuclear Revenue	2.7%

Fuel Sales Tax Revenue	2.5%

Miscellaneous Revenue	2.5%

Lease (Appropriation)	2.2%

Income Tax Revenue	2.0%

General Fund	2.0%

Transit Revenue	1.7%

Industrial Revenue	1.6%

Sewer Revenue	1.6%

Appropriations	1.5%

Local or Guaranteed Housing	1.5%

Lease Revenue	1.1%

Miscellaneous Taxes	1.0%

Other	2.0%

Short-Term Instruments‡	10.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO National Intermediate Municipal Bond Fund Institutional Class	(4.06)%	2.31%	2.54%
PIMCO National Intermediate Municipal Bond Fund I-2	(4.16)%	2.20%	2.43%
PIMCO National Intermediate Municipal Bond Fund Class A	(4.40)%	1.95%	2.18%
PIMCO National Intermediate Municipal Bond Fund Class A (adjusted)	(6.52)%	1.48%	1.78%
PIMCO National Intermediate Municipal Bond Fund Class C	(4.87)%	1.44%	1.68%
PIMCO National Intermediate Municipal Bond Fund Class C (adjusted)	(5.82)%	1.44%	1.68%
Bloomberg 1-15 Year Municipal Bond Index	(4.21)%	2.12%	2.27%
Lipper Intermediate Municipal Debt Funds Average	(3.87)%	1.99%	1.99%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.45% for the Institutional Class shares, 0.55% for I-2 shares, 0.80% for Class A shares, and 1.30% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO National Intermediate Municipal Bond Fund seeks maximum tax exempt income by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a duration position contributed to performance, as municipal yields broadly rose.

»	Underweight exposure to the general obligation segment contributed to performance, as the segment underperformed the broader municipal market.

»	Security selection within the water and sewer sector contributed to performance, as our holdings outperformed the broader municipal market.

»	Overweight exposure to the education and industrial revenue sectors detracted from performance, as the sectors underperformed the broader municipal market.

»	Security selection within the healthcare sector detracted from performance, as the Fund’s holdings underperformed the broader sector.

12	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX	Class A - PNYAX
I-2 - PNYPX	Class C - PBFCX
I-3 - PNYNX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Municipal Bonds & Notes

Income Tax Revenue	17.9%

Miscellaneous Revenue	8.0%

Water Revenue	7.7%

College & University Revenue	7.6%

Health, Hospital & Nursing Home Revenue	6.8%

Ad Valorem Property Tax	6.3%

Transit Revenue	4.2%

Industrial Revenue	4.2%

Miscellaneous Taxes	3.9%

Sales Tax Revenue	3.9%

Highway Revenue Tolls	3.6%

Tobacco Settlement Funded	3.2%

Local or Guaranteed Housing	3.2%

Port, Airport & Marina Revenue	3.1%

Electric Power & Light Revenue	3.0%

Natural Gas Revenue	2.5%

Lease (Appropriation)	2.3%

General Fund	1.4%

Other	3.8%

Short-Term Instruments‡	3.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	(3.70)%	2.54%	3.03%	4.37%
PIMCO New York Municipal Bond Fund I-2	(3.80)%	2.44%	2.92%	4.28%
PIMCO New York Municipal Bond Fund I-3	(3.85)%	2.39%	2.87%	4.22%
PIMCO New York Municipal Bond Fund Class A	(4.02)%	2.21%	2.69%	4.01%
PIMCO New York Municipal Bond Fund Class A (adjusted)	(6.18)%	1.74%	2.30%	3.87%
PIMCO New York Municipal Bond Fund Class C	(4.74)%	1.45%	1.92%	3.26%
PIMCO New York Municipal Bond Fund Class C (adjusted)	(5.69)%	1.45%	1.92%	3.26%
Bloomberg New York Municipal Bond Index	(4.42)%	2.22%	2.72%	4.32%
Lipper New York Municipal Debt Funds Average	(4.09)%	2.26%	2.58%	3.80%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.445% for the Institutional Class shares, 0.545% for I-2 shares, 0.645% for I-3 shares, 0.775% for Class A shares, and 1.525% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO New York Municipal Bond Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a duration position contributed to performance, as municipal yields broadly increased.

»	Security selection within the transportation sector contributed to performance, as the Fund’s holdings outperformed the broader sector.

»	Underweight exposure to the housing sector contributed to performance, as the sector underperformed the broader municipal market.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broader municipal market.

»	Security selection within the lease-backed sector detracted from performance, as the Fund’s holdings underperformed the broader sector.

»	Security selection within the healthcare sector detracted from performance, as the Fund’s holdings underperformed the broader sector.

ANNUAL REPORT	|	MARCH 31, 2022	13

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX	Class A - PSDAX
I-2 - PSDPX	Class C - PSDCX
I-3 - PSDUX	Class C-2 - PCCMX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Municipal Bonds & Notes

Ad Valorem Property Tax	17.1%

Health, Hospital & Nursing Home Revenue	13.1%

Natural Gas Revenue	7.6%

Sales Tax Revenue	7.5%

Electric Power & Light Revenue	7.4%

Tobacco Settlement Funded	4.6%

Water Revenue	4.5%

Industrial Revenue	3.8%

Highway Revenue Tolls	3.8%

Miscellaneous Revenue	3.7%

College & University Revenue	3.2%

Fuel Sales Tax Revenue	2.9%

Appropriations	2.4%

Transit Revenue	2.0%

Income Tax Revenue	2.0%

Miscellaneous Taxes	1.6%

Recreational Revenue	1.5%

General Fund	1.5%

Lease (Appropriation)	1.4%

Local or Guaranteed Housing	1.4%

Other	3.3%

Short-Term Instruments‡	3.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	(1.90)%	1.39%	1.15%	1.48%
PIMCO Short Duration Municipal Income Fund I-2	(2.00)%	1.29%	1.05%	1.36%
PIMCO Short Duration Municipal Income Fund I-3	(2.07)%	1.24%	1.00%	1.34%
PIMCO Short Duration Municipal Income Fund Class A	(2.29)%	0.99%	0.75%	1.07%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	(4.52)%	0.54%	0.51%	0.97%
PIMCO Short Duration Municipal Income Fund Class C	(2.59)%	0.69%	0.45%	0.72%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	(3.56)%	0.69%	0.45%	0.72%
PIMCO Short Duration Municipal Income Fund Class C-2	(2.78)%	0.49%	0.25%	0.58%
PIMCO Short Duration Municipal Income Fund Class C-2 (adjusted)	(3.75)%	0.49%	0.25%	0.58%
Bloomberg 1-Year Municipal Bond Index	(1.51)%	0.97%	0.83%	2.08%
Lipper Short Municipal Debt Funds Average	(2.04)%	0.82%	0.72%	2.07%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C and Class C-2 shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, 0.53% for I-3 shares, 0.73% for Class A shares, 1.03% for Class C shares, and 1.23% for Class C-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Duration Municipal Income Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the general obligation segment contributed to performance, as the segment underperformed the broader municipal market.

»	Security selection within the transportation sector contributed to performance, as the Fund’s holdings outperformed the broader sector.

»	Security selection within the water and sewer sector contributed to performance, as the Fund’s holdings outperformed the broader sector.

»	Overweight exposure to a select duration position detracted from performance, as municipal yields broadly increased.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broader municipal market.

»	Security selection within the healthcare sector detracted from performance, as the Fund’s holdings underperformed the broader sector.

14	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO California Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$947.20	$2.16	$1,000.00	$1,022.71	$2.24	0.445%
I-2	1,000.00	946.70	2.65	1,000.00	1,022.21	2.75	0.545
Class A	1,000.00	945.60	3.76	1,000.00	1,021.07	3.91	0.775
Class C	1,000.00	942.00	7.38	1,000.00	1,017.33	7.67	1.525

PIMCO California Municipal Bond Fund
Institutional Class	$1,000.00	$943.00	$2.13	$1,000.00	$1,022.74	$2.22	0.44	%(a)
I-2	1,000.00	942.50	2.62	1,000.00	1,022.24	2.72	0.54	(a)
Class A	1,000.00	941.30	3.82	1,000.00	1,020.99	3.98	0.79	(a)
Class C	1,000.00	937.80	7.44	1,000.00	1,017.25	7.75	1.54	(a)

PIMCO California Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$976.90	$1.63	$1,000.00	$1,023.29	$1.66	0.33%
I-2	1,000.00	976.40	2.12	1,000.00	1,022.79	2.17	0.43
Class A	1,000.00	974.90	3.59	1,000.00	1,021.29	3.68	0.73

ANNUAL REPORT	|	MARCH 31, 2022	15

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO High Yield Municipal Bond Fund
Institutional Class	$1,000.00	$940.80	$2.76	$1,000.00	$1,022.09	$2.87	0.57	%(b)
I-2	1,000.00	940.30	3.24	1,000.00	1,021.59	3.38	0.67	(b)
I-3	1,000.00	940.10	3.48	1,000.00	1,021.34	3.63	0.72	(b)
Class A	1,000.00	939.40	4.21	1,000.00	1,020.59	4.38	0.87	(b)
Class C	1,000.00	935.80	7.82	1,000.00	1,016.85	8.15	1.62	(b)

PIMCO Municipal Bond Fund
Institutional Class	$1,000.00	$943.90	$2.18	$1,000.00	$1,022.69	$2.27	0.45	%(c)
I-2	1,000.00	943.40	2.66	1,000.00	1,022.19	2.77	0.55	(c)
I-3	1,000.00	943.10	2.91	1,000.00	1,021.94	3.02	0.60	(c)
Class A	1,000.00	942.40	3.68	1,000.00	1,021.14	3.83	0.76	(c)
Class C	1,000.00	940.00	6.09	1,000.00	1,018.65	6.34	1.26	(c)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$950.80	$2.19	$1,000.00	$1,022.69	$2.27	0.45%
I-2	1,000.00	950.40	2.67	1,000.00	1,022.19	2.77	0.55
Class A	1,000.00	949.20	3.89	1,000.00	1,020.94	4.03	0.80
Class C	1,000.00	946.80	6.31	1,000.00	1,018.45	6.54	1.30

PIMCO New York Municipal Bond Fund
Institutional Class	$1,000.00	$946.90	$2.16	$1,000.00	$1,022.71	$2.24	0.445	%(d)
I-2	1,000.00	946.40	2.64	1,000.00	1,022.21	2.75	0.545	(d)
I-3	1,000.00	946.20	2.89	1,000.00	1,021.96	3.00	0.595	(d)
Class A	1,000.00	945.30	3.76	1,000.00	1,021.07	3.91	0.775	(d)
Class C	1,000.00	941.80	7.38	1,000.00	1,017.33	7.67	1.525	(d)

PIMCO Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$977.30	$1.63	$1,000.00	$1,023.29	$1.66	0.33%
I-2	1,000.00	976.80	2.12	1,000.00	1,022.79	2.17	0.43
I-3	1,000.00	976.40	2.37	1,000.00	1,022.54	2.42	0.48
Class A	1,000.00	975.30	3.60	1,000.00	1,021.29	3.68	0.73
Class C	1,000.00	973.90	5.07	1,000.00	1,019.80	5.19	1.03
Class C-2	1,000.00	972.90	6.05	1,000.00	1,018.80	6.19	1.23

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.00% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.13, $2.62, $3.82, $7.44 for Actual Performance and $2.22, $2.72, $3.98, $7.75 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(b) The Net Annualized Expense Ratio reflected in the expense example above includes 0.02% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.66, $3.14, $3.39, $4.11, $7.72 for Actual Performance and $2.77, $3.28, $3.53, $4.28, $8.05 for Hypothetical Performance for Institutional Class, I-2, I-3, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(c) The Net Annualized Expense Ratio reflected in the expense example above includes 0.01% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.13, $2.62, $2.86, $3.63, $6.05 for Actual Performance and $2.22, $2.72, $2.97, $3.78, $6.29 for Hypothetical Performance for Institutional Class, I-2, I-3, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(d) The Net Annualized Expense Ratio reflected in the expense example above includes 0.00% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.16, $2.64, $2.89, $3.76, $7.38 for Actual Performance and $2.24, $2.75, $3.00, $3.91, $7.67 for Hypothetical Performance for Institutional Class, I-2, I-3, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

16	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg 1-15 Year Municipal Bond Index	Bloomberg 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

Bloomberg 1-Year Municipal Bond Index	The Bloomberg 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg California 1 Year Municipal Bond Index	Bloomberg California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years.

Bloomberg California Intermediate Municipal Bond Index	Bloomberg California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg California Municipal Bond Index	The Bloomberg California Municipal Bond Index is the California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg High Yield Municipal Bond Index	The Bloomberg High Yield Municipal Bond Index measures the non-investment grade and non-rated U.S. tax-exempt bond market. It is an unmanaged index made up of dollar-denominated, fixed-rate municipal securities that are rated Ba1/BB+/BB+ or below or non-rated and that meet specified maturity, liquidity, and quality requirements.

Bloomberg Municipal Bond Index	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg New York Municipal Bond Index	The Bloomberg New York Municipal Bond Index is the New York component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Intermediate Municipal Bond Fund
Institutional Class

03/31/2022	$10.10	$0.15	$(0.61)	$(0.46)	$(0.16)	$0.00	$(0.16)

03/31/2021	9.85	0.21	0.25	0.46	(0.21)	0.00	(0.21)

03/31/2020	9.82	0.22	0.03	0.25	(0.22)	0.00	(0.22)

03/31/2019	9.64	0.25	0.18	0.43	(0.25)	0.00	(0.25)

03/31/2018	9.69	0.25	(0.05)	0.20	(0.25)	0.00	(0.25)
I-2

03/31/2022	10.10	0.14	(0.61)	(0.47)	(0.15)	0.00	(0.15)

03/31/2021	9.85	0.20	0.25	0.45	(0.20)	0.00	(0.20)

03/31/2020	9.82	0.21	0.03	0.24	(0.21)	0.00	(0.21)

03/31/2019	9.64	0.24	0.18	0.42	(0.24)	0.00	(0.24)

03/31/2018	9.69	0.24	(0.05)	0.19	(0.24)	0.00	(0.24)
Class A

03/31/2022	10.10	0.12	(0.62)	(0.50)	(0.12)	0.00	(0.12)

03/31/2021	9.85	0.18	0.25	0.43	(0.18)	0.00	(0.18)

03/31/2020	9.82	0.19	0.03	0.22	(0.19)	0.00	(0.19)

03/31/2019	9.64	0.22	0.18	0.40	(0.22)	0.00	(0.22)

03/31/2018	9.69	0.21	(0.05)	0.16	(0.21)	0.00	(0.21)
Class C

03/31/2022	10.10	0.05	(0.62)	(0.57)	(0.05)	0.00	(0.05)

03/31/2021	9.85	0.10	0.25	0.35	(0.10)	0.00	(0.10)

03/31/2020	9.82	0.12	0.03	0.15	(0.12)	0.00	(0.12)

03/31/2019	9.64	0.15	0.18	0.33	(0.15)	0.00	(0.15)

03/31/2018	9.69	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)

PIMCO California Municipal Bond Fund
Institutional Class

03/31/2022	$11.65	$0.22	$(0.68)	$(0.46)	$(0.21)	$0.00	$(0.21)

03/31/2021	11.17	0.22	0.48	0.70	(0.22)	0.00	(0.22)

03/31/2020	10.89	0.27	0.29	0.56	(0.28)	0.00	(0.28)

03/31/2019	10.61	0.32	0.27	0.59	(0.31)	0.00	(0.31)

03/31/2018	10.52	0.33	0.09	0.42	(0.33)	0.00	(0.33)
I-2

03/31/2022	11.65	0.20	(0.68)	(0.48)	(0.19)	0.00	(0.19)

03/31/2021	11.17	0.20	0.49	0.69	(0.21)	0.00	(0.21)

03/31/2020	10.89	0.26	0.29	0.55	(0.27)	0.00	(0.27)

03/31/2019	10.61	0.31	0.27	0.58	(0.30)	0.00	(0.30)

03/31/2018	10.52	0.32	0.08	0.40	(0.31)	0.00	(0.31)
Class A

03/31/2022	11.65	0.18	(0.69)	(0.51)	(0.16)	0.00	(0.16)

03/31/2021	11.17	0.18	0.48	0.66	(0.18)	0.00	(0.18)

03/31/2020	10.89	0.23	0.29	0.52	(0.24)	0.00	(0.24)

03/31/2019	10.61	0.28	0.28	0.56	(0.28)	0.00	(0.28)

03/31/2018	10.52	0.30	0.08	0.38	(0.29)	0.00	(0.29)
Class C

03/31/2022	11.65	0.09	(0.68)	(0.59)	(0.08)	0.00	(0.08)

03/31/2021	11.17	0.09	0.49	0.58	(0.10)	0.00	(0.10)

03/31/2020	10.89	0.15	0.28	0.43	(0.15)	0.00	(0.15)

03/31/2019	10.61	0.20	0.28	0.48	(0.20)	0.00	(0.20)

03/31/2018	10.52	0.22	0.08	0.30	(0.21)	0.00	(0.21)

PIMCO California Short Duration Municipal Income Fund
Institutional Class

03/31/2022	$9.96	$0.10	$(0.31)	$(0.21)	$(0.10)	$0.00	$(0.10)

03/31/2021	9.84	0.11	0.12	0.23	(0.11)	0.00	(0.11)

03/31/2020	9.88	0.15	(0.03)	0.12	(0.16)	0.00	(0.16)

03/31/2019	9.82	0.16	0.06	0.22	(0.16)	0.00	(0.16)

03/31/2018	9.87	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)

18	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.48	(4.66)%	$142,651	0.445%	0.445%	0.445%	0.445%	1.52%	36%

10.10	4.70	119,694	0.445	0.445	0.445	0.445	2.07	22

9.85	2.57	86,747	0.445	0.445	0.445	0.445	2.24	35

9.82	4.54	79,510	0.445	0.445	0.445	0.445	2.61	31

9.64	2.01	57,131	0.445	0.445	0.445	0.445	2.52	15

9.48	(4.75)	18,742	0.545	0.545	0.545	0.545	1.43	36

10.10	4.59	20,571	0.545	0.545	0.545	0.545	1.98	22

9.85	2.47	18,183	0.545	0.545	0.545	0.545	2.15	35

9.82	4.44	16,630	0.545	0.545	0.545	0.545	2.50	31

9.64	1.91	30,311	0.545	0.545	0.545	0.545	2.41	15

9.48	(4.97)	55,743	0.775	0.775	0.775	0.775	1.20	36

10.10	4.35	77,522	0.775	0.775	0.775	0.775	1.75	22

9.85	2.24	71,243	0.775	0.775	0.775	0.775	1.90	35

9.82	4.20	50,298	0.775	0.775	0.775	0.775	2.27	31

9.64	1.68	49,614	0.775	0.775	0.775	0.775	2.18	15

9.48	(5.69)	3,771	1.525	1.525	1.525	1.525	0.45	36

10.10	3.57	5,612	1.525	1.525	1.525	1.525	1.00	22

9.85	1.47	7,727	1.525	1.525	1.525	1.525	1.18	35

9.82	3.43	8,991	1.525	1.525	1.525	1.525	1.52	31

9.64	0.92	9,501	1.525	1.525	1.525	1.525	1.43	15

$10.98	(4.08)%	$45,274	0.44%	0.44%	0.44%	0.44%	1.85%	31%

11.65	6.34	43,961	0.44	0.44	0.44	0.44	1.87	27

11.17	5.12	18,625	0.46	0.46	0.44	0.44	2.41	41

10.89	5.71	6,904	0.49	0.49	0.44	0.44	2.98	36

10.61	3.97	4,988	0.50	0.50	0.44	0.44	3.13	43

10.98	(4.18)	22,215	0.54	0.54	0.54	0.54	1.75	31

11.65	6.24	21,952	0.54	0.54	0.54	0.54	1.73	27

11.17	5.02	5,044	0.56	0.56	0.54	0.54	2.32	41

10.89	5.61	1,597	0.59	0.59	0.54	0.54	2.90	36

10.61	3.86	518	0.60	0.60	0.54	0.54	3.02	43

10.98	(4.42)	44,434	0.79	0.79	0.79	0.79	1.50	31

11.65	5.97	47,504	0.79	0.79	0.79	0.79	1.54	27

11.17	4.76	31,576	0.81	0.81	0.79	0.79	2.09	41

10.89	5.35	21,456	0.84	0.84	0.79	0.79	2.63	36

10.61	3.60	8,453	0.85	0.85	0.79	0.79	2.78	43

10.98	(5.14)	2,895	1.54	1.54	1.54	1.54	0.76	31

11.65	5.18	2,797	1.54	1.54	1.54	1.54	0.79	27

11.17	3.98	2,030	1.56	1.56	1.54	1.54	1.36	41

10.89	4.56	2,074	1.59	1.59	1.54	1.54	1.88	36

10.61	2.83	1,800	1.60	1.60	1.54	1.54	2.02	43

$9.65	(2.09)%	$102,037	0.33%	0.33%	0.33%	0.33%	0.98%	53%

9.96	2.39	106,925	0.33	0.33	0.33	0.33	1.13	44

9.84	1.19	99,403	0.33	0.33	0.33	0.33	1.56	69

9.88	2.29	83,637	0.33	0.33	0.33	0.33	1.67	67

9.82	0.82	85,293	0.33	0.33	0.33	0.33	1.45	60

ANNUAL REPORT	|	MARCH 31, 2022	19

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Short Duration Municipal Income Fund (Cont.)
I-2

03/31/2022	$9.96	$0.09	$(0.31)	$(0.22)	$(0.09)	$0.00	$(0.09)

03/31/2021	9.84	0.10	0.12	0.22	(0.10)	0.00	(0.10)

03/31/2020	9.88	0.15	(0.04)	0.11	(0.15)	0.00	(0.15)

03/31/2019	9.82	0.15	0.06	0.21	(0.15)	0.00	(0.15)

03/31/2018	9.87	0.13	(0.06)	0.07	(0.12)	0.00	(0.12)
Class A

03/31/2022	9.96	0.06	(0.31)	(0.25)	(0.06)	0.00	(0.06)

03/31/2021	9.84	0.07	0.12	0.19	(0.07)	0.00	(0.07)

03/31/2020	9.88	0.11	(0.03)	0.08	(0.12)	0.00	(0.12)

03/31/2019	9.82	0.12	0.06	0.18	(0.12)	0.00	(0.12)

03/31/2018	9.87	0.10	(0.06)	0.04	(0.09)	0.00	(0.09)

PIMCO High Yield Municipal Bond Fund
Institutional Class

03/31/2022	$9.67	$0.32	$(0.53)	$(0.21)	$(0.31)	$(0.08)	$(0.39)

03/31/2021	9.03	0.28	0.69	0.97	(0.28)	(0.05)	(0.33)

03/31/2020	9.15	0.34	(0.09)	0.25	(0.35)	(0.02)	(0.37)

03/31/2019	8.98	0.37	0.18	0.55	(0.37)	(0.01)	(0.38)

03/31/2018	8.82	0.40	0.15	0.55	(0.39)	0.00	(0.39)
I-2

03/31/2022	9.67	0.31	(0.53)	(0.22)	(0.30)	(0.08)	(0.38)

03/31/2021	9.03	0.27	0.69	0.96	(0.27)	(0.05)	(0.32)

03/31/2020	9.15	0.33	(0.09)	0.24	(0.34)	(0.02)	(0.36)

03/31/2019	8.98	0.36	0.18	0.54	(0.36)	(0.01)	(0.37)

03/31/2018	8.82	0.39	0.15	0.54	(0.38)	0.00	(0.38)
I-3

07/30/2021 - 03/31/2022	10.05	0.25	(0.95)	(0.70)	(0.20)	(0.08)	(0.28)
Class A

03/31/2022	9.67	0.29	(0.53)	(0.24)	(0.28)	(0.08)	(0.36)

03/31/2021	9.03	0.25	0.69	0.94	(0.25)	(0.05)	(0.30)

03/31/2020	9.15	0.32	(0.10)	0.22	(0.32)	(0.02)	(0.34)

03/31/2019	8.98	0.35	0.18	0.53	(0.35)	(0.01)	(0.36)

03/31/2018	8.82	0.37	0.15	0.52	(0.36)	0.00	(0.36)
Class C

03/31/2022	9.67	0.22	(0.54)	(0.32)	(0.20)	(0.08)	(0.28)

03/31/2021	9.03	0.18	0.69	0.87	(0.18)	(0.05)	(0.23)

03/31/2020	9.15	0.25	(0.10)	0.15	(0.25)	(0.02)	(0.27)

03/31/2019	8.98	0.28	0.18	0.46	(0.28)	(0.01)	(0.29)

03/31/2018	8.82	0.30	0.15	0.45	(0.29)	0.00	(0.29)

PIMCO Municipal Bond Fund
Institutional Class

03/31/2022	$10.38	$0.23	$(0.63)	$(0.40)	$(0.22)	$0.00	$(0.22)

03/31/2021	9.95	0.24	0.43	0.67	(0.24)	0.00	(0.24)

03/31/2020	9.87	0.31	0.08	0.39	(0.31)	0.00	(0.31)

03/31/2019	9.74	0.36	0.13	0.49	(0.36)	0.00	(0.36)

03/31/2018	9.63	0.36	0.10	0.46	(0.35)	0.00	(0.35)
I-2

03/31/2022	10.38	0.22	(0.63)	(0.41)	(0.21)	0.00	(0.21)

03/31/2021	9.95	0.23	0.43	0.66	(0.23)	0.00	(0.23)

03/31/2020	9.87	0.30	0.08	0.38	(0.30)	0.00	(0.30)

03/31/2019	9.74	0.35	0.13	0.48	(0.35)	0.00	(0.35)

03/31/2018	9.63	0.35	0.10	0.45	(0.34)	0.00	(0.34)
I-3

07/30/2021 - 03/31/2022	10.64	0.16	(0.90)	(0.74)	(0.14)	0.00	(0.14)

20	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)		Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.65	(2.18	) %	$27,684	0.43%	0.43%	0.43%	0.43%	0.89%	53%

9.96	2.28		17,686	0.43	0.43	0.43	0.43	1.03	44

9.84	1.08		14,414	0.43	0.43	0.43	0.43	1.47	69

9.88	2.19		15,105	0.43	0.43	0.43	0.43	1.57	67

9.82	0.72		13,029	0.43	0.43	0.43	0.43	1.35	60

9.65	(2.48)		24,755	0.73	0.73	0.73	0.73	0.59	53

9.96	1.98		37,831	0.73	0.73	0.73	0.73	0.73	44

9.84	0.78		31,745	0.73	0.73	0.73	0.73	1.15	69

9.88	1.88		26,500	0.73	0.73	0.73	0.73	1.26	67

9.82	0.41		32,447	0.73	0.73	0.73	0.73	1.05	60

$9.07	(2.39)%		$1,290,792	0.57%	0.57%	0.55%	0.55%	3.28%	34%

9.67	10.90		1,490,516	0.57	0.57	0.55	0.55	2.92	39

9.03	2.63		548,772	0.63	0.63	0.55	0.55	3.67	68

9.15	6.35		496,572	0.66	0.66	0.55	0.55	4.16	68

8.98	6.28		356,911	0.61	0.61	0.55	0.55	4.42	72

9.07	(2.49)		601,652	0.67	0.67	0.65	0.65	3.20	34

9.67	10.79		610,083	0.67	0.67	0.65	0.65	2.86	39

9.03	2.53		277,552	0.73	0.73	0.65	0.65	3.54	68

9.15	6.24		189,819	0.76	0.76	0.65	0.65	4.06	68

8.98	6.17		145,344	0.71	0.71	0.65	0.65	4.32	72

9.07	(7.06)		905	0.72 *	0.77 *	0.70 *	0.75 *	3.99 *	34

9.07	(2.69)		838,154	0.87	0.87	0.85	0.85	2.99	34

9.67	10.57		912,461	0.87	0.87	0.85	0.85	2.69	39

9.03	2.33		674,955	0.93	0.93	0.85	0.85	3.36	68

9.15	6.03		585,792	0.96	0.96	0.85	0.85	3.86	68

8.98	5.96		425,741	0.91	0.91	0.85	0.85	4.12	72

9.07	(3.42)		59,579	1.62	1.62	1.60	1.60	2.23	34

9.67	9.75		69,741	1.62	1.62	1.60	1.60	1.97	39

9.03	1.57		87,883	1.68	1.68	1.60	1.60	2.63	68

9.15	5.25		87,662	1.71	1.71	1.60	1.60	3.11	68

8.98	5.17		78,881	1.66	1.66	1.60	1.60	3.37	72

$9.76	(3.93)%		$736,281	0.45%	0.45%	0.44%	0.44%	2.17%	41%

10.38	6.78		537,075	0.46	0.46	0.44	0.44	2.31	37

9.95	3.97		360,957	0.51	0.51	0.44	0.44	3.09	55

9.87	5.16		268,422	0.55	0.55	0.44	0.44	3.76	48

9.74	4.80		192,741	0.48	0.48	0.44	0.44	3.71	64

9.76	(4.02)		516,234	0.55	0.55	0.54	0.54	2.07	41

10.38	6.68		492,831	0.56	0.56	0.54	0.54	2.21	37

9.95	3.86		283,911	0.61	0.61	0.54	0.54	2.99	55

9.87	5.06		204,834	0.65	0.65	0.54	0.54	3.66	48

9.74	4.70		143,000	0.58	0.58	0.54	0.54	3.60	64

9.76	(7.00)		535	0.60 *	0.65 *	0.59 *	0.64 *	2.47 *	41

ANNUAL REPORT	|	MARCH 31, 2022	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Municipal Bond Fund (Cont.)
Class A

03/31/2022	$10.38	$0.19	$(0.62)	$(0.43)	$(0.19)	$0.00	$(0.19)

03/31/2021	9.95	0.20	0.44	0.64	(0.21)	0.00	(0.21)

03/31/2020	9.87	0.28	0.08	0.36	(0.28)	0.00	(0.28)

03/31/2019	9.74	0.33	0.13	0.46	(0.33)	0.00	(0.33)

03/31/2018	9.63	0.33	0.10	0.43	(0.32)	0.00	(0.32)
Class C

03/31/2022	10.38	0.14	(0.62)	(0.48)	(0.14)	0.00	(0.14)

03/31/2021	9.95	0.16	0.43	0.59	(0.16)	0.00	(0.16)

03/31/2020	9.87	0.23	0.08	0.31	(0.23)	0.00	(0.23)

03/31/2019	9.74	0.29	0.12	0.41	(0.28)	0.00	(0.28)

03/31/2018	9.63	0.28	0.10	0.38	(0.27)	0.00	(0.27)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class

03/31/2022	$11.01	$0.21	$(0.65)	$(0.44)	$(0.21)	$0.00	$(0.21)

03/31/2021	10.61	0.22	0.40	0.62	(0.22)	0.00	(0.22)

03/31/2020	10.61	0.25	0.00	0.25	(0.25)	0.00	(0.25)

03/31/2019	10.39	0.28	0.22	0.50	(0.28)	0.00	(0.28)

03/31/2018	10.37	0.27	0.02	0.29	(0.27)	0.00	(0.27)
I-2

03/31/2022	11.01	0.20	(0.65)	(0.45)	(0.20)	0.00	(0.20)

03/31/2021	10.61	0.21	0.40	0.61	(0.21)	0.00	(0.21)

03/31/2020	10.61	0.24	0.00	0.24	(0.24)	0.00	(0.24)

03/31/2019	10.39	0.27	0.22	0.49	(0.27)	0.00	(0.27)

03/31/2018	10.37	0.26	0.02	0.28	(0.26)	0.00	(0.26)
Class A

03/31/2022	11.01	0.17	(0.65)	(0.48)	(0.17)	0.00	(0.17)

03/31/2021	10.61	0.18	0.40	0.58	(0.18)	0.00	(0.18)

03/31/2020	10.61	0.21	0.00	0.21	(0.21)	0.00	(0.21)

03/31/2019	10.39	0.24	0.22	0.46	(0.24)	0.00	(0.24)

03/31/2018	10.37	0.23	0.02	0.25	(0.23)	0.00	(0.23)
Class C

03/31/2022	11.01	0.12	(0.65)	(0.53)	(0.12)	0.00	(0.12)

03/31/2021	10.61	0.13	0.40	0.53	(0.13)	0.00	(0.13)

03/31/2020	10.61	0.16	0.00	0.16	(0.16)	0.00	(0.16)

03/31/2019	10.39	0.19	0.22	0.41	(0.19)	0.00	(0.19)

03/31/2018	10.37	0.18	0.02	0.20	(0.18)	0.00	(0.18)

PIMCO New York Municipal Bond Fund
Institutional Class

03/31/2022	$11.75	$0.23	$(0.64)	$(0.41)	$(0.23)	$0.00	$(0.23)

03/31/2021	11.41	0.23	0.34	0.57	(0.23)	0.00	(0.23)

03/31/2020	11.27	0.27	0.14	0.41	(0.27)	0.00	(0.27)

03/31/2019	11.09	0.37	0.17	0.54	(0.36)	0.00	(0.36)

03/31/2018	11.13	0.37	(0.04)	0.33	(0.37)	0.00	(0.37)
I-2

03/31/2022	11.75	0.22	(0.65)	(0.43)	(0.21)	0.00	(0.21)

03/31/2021	11.41	0.22	0.34	0.56	(0.22)	0.00	(0.22)

03/31/2020	11.27	0.26	0.14	0.40	(0.26)	0.00	(0.26)

03/31/2019	11.09	0.36	0.17	0.53	(0.35)	0.00	(0.35)

03/31/2018	11.13	0.36	(0.05)	0.31	(0.35)	0.00	(0.35)
I-3

07/30/2021 - 03/31/2022	12.03	0.16	(0.94)	(0.78)	(0.14)	0.00	(0.14)
Class A

03/31/2022	11.75	0.19	(0.64)	(0.45)	(0.19)	0.00	(0.19)

03/31/2021	11.41	0.20	0.34	0.54	(0.20)	0.00	(0.20)

03/31/2020	11.27	0.23	0.15	0.38	(0.24)	0.00	(0.24)

03/31/2019	11.09	0.33	0.18	0.51	(0.33)	0.00	(0.33)

03/31/2018	11.13	0.34	(0.05)	0.29	(0.33)	0.00	(0.33)

22	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)		Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.76	(4.23	) %	$637,217	0.76%	0.76%	0.75%	0.75%	1.84%	41%

10.38	6.45		913,874	0.77	0.77	0.75	0.75	1.98	37

9.95	3.65		479,418	0.82	0.82	0.75	0.75	2.77	55

9.87	4.84		349,323	0.86	0.86	0.75	0.75	3.45	48

9.74	4.48		293,311	0.79	0.79	0.75	0.75	3.39	64

9.76	(4.70)		37,528	1.26	1.26	1.25	1.25	1.35	41

10.38	5.92		46,906	1.27	1.27	1.25	1.25	1.52	37

9.95	3.13		60,524	1.32	1.32	1.25	1.25	2.31	55

9.87	4.32		71,628	1.36	1.36	1.25	1.25	2.95	48

9.74	3.96		83,990	1.29	1.29	1.25	1.25	2.89	64

$10.36	(4.06)%		$89,322	0.45%	0.45%	0.45%	0.45%	1.91%	27%

11.01	5.89		88,749	0.45	0.45	0.45	0.45	2.03	18

10.61	2.34		70,892	0.45	0.45	0.45	0.45	2.31	28

10.61	4.90		45,549	0.45	0.45	0.45	0.45	2.70	20

10.39	2.76		22,430	0.45	0.45	0.45	0.45	2.54	24

10.36	(4.16)		40,567	0.55	0.55	0.55	0.55	1.81	27

11.01	5.78		49,769	0.55	0.55	0.55	0.55	1.92	18

10.61	2.24		27,703	0.55	0.55	0.55	0.55	2.21	28

10.61	4.79		19,793	0.55	0.55	0.55	0.55	2.60	20

10.39	2.66		20,126	0.55	0.55	0.55	0.55	2.44	24

10.36	(4.40)		51,778	0.80	0.80	0.80	0.80	1.57	27

11.01	5.52		47,294	0.80	0.80	0.80	0.80	1.68	18

10.61	1.99		39,933	0.80	0.80	0.80	0.80	1.97	28

10.61	4.53		31,794	0.80	0.80	0.80	0.80	2.35	20

10.39	2.40		25,057	0.80	0.80	0.80	0.80	2.18	24

10.36	(4.87)		2,237	1.30	1.30	1.30	1.30	1.06	27

11.01	4.99		2,369	1.30	1.30	1.30	1.30	1.19	18

10.61	1.48		2,363	1.30	1.30	1.30	1.30	1.50	28

10.61	4.02		3,122	1.30	1.30	1.30	1.30	1.84	20

10.39	1.89		3,734	1.30	1.30	1.30	1.30	1.67	24

$11.11	(3.62)%		$190,751	0.445%	0.445%	0.445%	0.445%	1.95%	23%

11.75	5.08		181,033	0.445	0.445	0.445	0.445	2.01	31

11.41	3.67		147,314	0.495	0.495	0.445	0.445	2.36	56

11.27	5.01		91,943	0.535	0.535	0.445	0.445	3.33	18

11.09	2.93		58,949	0.485	0.485	0.445	0.445	3.33	25

11.11	(3.71)		72,230	0.545	0.545	0.545	0.545	1.84	23

11.75	4.97		73,929	0.545	0.545	0.545	0.545	1.91	31

11.41	3.57		46,782	0.595	0.595	0.545	0.545	2.23	56

11.27	4.91		18,298	0.635	0.635	0.545	0.545	3.24	18

11.09	2.83		13,426	0.585	0.585	0.545	0.545	3.22	25

11.11	(6.54)		117	0.595 *	0.645 *	0.595 *	0.645 *	2.10 *	23

11.11	(3.94)		321,595	0.775	0.775	0.775	0.775	1.61	23

11.75	4.73		395,441	0.775	0.775	0.775	0.775	1.68	31

11.41	3.33		382,717	0.825	0.825	0.775	0.775	2.00	56

11.27	4.67		204,469	0.865	0.865	0.775	0.775	3.00	18

11.09	2.59		141,421	0.815	0.815	0.775	0.775	3.00	25

ANNUAL REPORT	|	MARCH 31, 2022	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO New York Municipal Bond Fund (Cont.)
Class C

03/31/2022	$11.75	$0.10	$(0.64)	$(0.54)	$(0.10)	$0.00	$(0.10)

03/31/2021	11.41	0.11	0.34	0.45	(0.11)	0.00	(0.11)

03/31/2020	11.27	0.15	0.14	0.29	(0.15)	0.00	(0.15)

03/31/2019	11.09	0.25	0.18	0.43	(0.25)	0.00	(0.25)

03/31/2018	11.13	0.25	(0.05)	0.20	(0.24)	0.00	(0.24)

PIMCO Short Duration Municipal Income Fund
Institutional Class

03/31/2022	$8.58	$0.09	$(0.25)	$(0.16)	$(0.09)	$0.00	$(0.09)

03/31/2021	8.41	0.11	0.17	0.28	(0.11)	0.00	(0.11)

03/31/2020	8.42	0.16	(0.01)	0.15	(0.16)	0.00	(0.16)

03/31/2019	8.35	0.16	0.07	0.23	(0.16)	0.00	(0.16)

03/31/2018	8.40	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)
I-2

03/31/2022	8.58	0.08	(0.25)	(0.17)	(0.08)	0.00	(0.08)

03/31/2021	8.41	0.10	0.17	0.27	(0.10)	0.00	(0.10)

03/31/2020	8.42	0.15	(0.01)	0.14	(0.15)	0.00	(0.15)

03/31/2019	8.35	0.16	0.07	0.23	(0.16)	0.00	(0.16)

03/31/2018	8.40	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)
I-3

07/30/2021 - 03/31/2022	8.61	0.05	(0.28)	(0.23)	(0.05)	0.00	(0.05)
Class A

03/31/2022	8.58	0.05	(0.25)	(0.20)	(0.05)	0.00	(0.05)

03/31/2021	8.41	0.07	0.18	0.25	(0.08)	0.00	(0.08)

03/31/2020	8.42	0.12	(0.01)	0.11	(0.12)	0.00	(0.12)

03/31/2019	8.35	0.13	0.07	0.20	(0.13)	0.00	(0.13)

03/31/2018	8.40	0.11	(0.06)	0.05	(0.10)	0.00	(0.10)
Class C

03/31/2022	8.58	0.03	(0.25)	(0.22)	(0.03)	0.00	(0.03)

03/31/2021	8.41	0.05	0.17	0.22	(0.05)	0.00	(0.05)

03/31/2020	8.42	0.10	(0.01)	0.09	(0.10)	0.00	(0.10)

03/31/2019	8.35	0.11	0.07	0.18	(0.11)	0.00	(0.11)

03/31/2018	8.40	0.08	(0.05)	0.03	(0.08)	0.00	(0.08)
Class C-2

03/31/2022	8.58	0.01	(0.25)	(0.24)	(0.01)	0.00	(0.01)

10/21/2020 - 03/31/2021	8.55	0.01	0.03	0.04	(0.01)	0.00	(0.01)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

24	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)		Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.11	(4.66	) %	$18,104	1.525%		1.525%		1.525%		1.525%		0.86%		23%

11.75	3.95		22,314	1.525		1.525		1.525		1.525		0.93		31

11.41	2.56		24,957	1.575		1.575		1.525		1.525		1.28		56

11.27	3.89		19,464	1.615		1.615		1.525		1.525		2.25		18

11.09	1.83		16,880	1.565		1.565		1.525		1.525		2.24		25

$8.33	(1.90)%		$189,441	0.33%		0.33%		0.33%		0.33%		1.02%		51%

8.58	3.34		175,556	0.33		0.33		0.33		0.33		1.24		37

8.41	1.74		103,010	0.33		0.33		0.33		0.33		1.84		53

8.42	2.84		90,738	0.33		0.33		0.33		0.33		1.98		64

8.35	1.03		66,613	0.33		0.33		0.33		0.33		1.71		50

8.33	(2.00)		109,765	0.43		0.43		0.43		0.43		0.92		51

8.58	3.24		87,070	0.43		0.43		0.43		0.43		1.12		37

8.41	1.64		35,931	0.43		0.43		0.43		0.43		1.73		53

8.42	2.74		25,282	0.43		0.43		0.43		0.43		1.87		64

8.35	0.93		21,810	0.43		0.43		0.43		0.43		1.62		50

8.33	(2.69)		10	0.48	*	0.53	*	0.48	*	0.53	*	0.85	*	51

8.33	(2.29)		191,066	0.73		0.73		0.73		0.73		0.62		51

8.58	2.93		245,184	0.73		0.73		0.73		0.73		0.81		37

8.41	1.34		109,016	0.73		0.73		0.73		0.73		1.44		53

8.42	2.43		92,478	0.73		0.73		0.73		0.73		1.57		64

8.35	0.63		83,432	0.73		0.73		0.73		0.73		1.31		50

8.33	(2.59)		4,649	1.03		1.03		1.03		1.03		0.33		51

8.58	2.62		4,756	1.03		1.03		1.03		1.03		0.60		37

8.41	1.04		6,307	1.03		1.03		1.03		1.03		1.15		53

8.42	2.13		6,918	1.03		1.03		1.03		1.03		1.26		64

8.35	0.33		8,043	1.03		1.03		1.03		1.03		1.00		50

8.33	(2.78)		167	1.23		1.23		1.23		1.23		0.13		51

8.58	0.42		35	1.23	*	1.23	*	1.23	*	1.23	*	0.19	*	37

ANNUAL REPORT	|	MARCH 31, 2022	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Assets:

Investments, at value
Investments in securities*	$199,946	$110,610	$147,560	$2,702,669
Investments in Affiliates	18,486	7,315	12,840	140,605
Cash	33	4	0	803
Deposits with counterparty	0	0	0	5,287
Receivable for investments sold	65	751	0	27,627
Receivable for Fund shares sold	1,372	43	438	10,137
Interest and/or dividends receivable	2,495	1,172	1,279	31,470
Dividends receivable from Affiliates	4	1	1	44
Other assets	0	4	0	3
Total Assets	222,401	119,900	162,118	2,918,645

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$0	$609	$0	$81,268
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	188
Payable for investments purchased	0	4,259	6,490	13,523
Payable for investments in Affiliates purchased	4	1	1	44
Payable for Fund shares redeemed	1,322	142	1,095	29,730
Distributions payable	60	8	4	1,000
Accrued investment advisory fees	44	21	23	726
Accrued supervisory and administrative fees	49	29	24	697
Accrued distribution fees	2	2	0	39
Accrued servicing fees	13	10	5	198
Other liabilities	0	1	0	150
Total Liabilities	1,494	5,082	7,642	127,563

Net Assets	$220,907	$114,818	$154,476	$2,791,082

Net Assets Consist of:

Paid in capital	$227,732	$118,190	$161,823	$2,824,580
Distributable earnings (accumulated loss)	(6,825)	(3,372)	(7,347)	(33,498)

Net Assets	$220,907	$114,818	$154,476	$2,791,082

Cost of investments in securities	$202,761	$112,459	$149,706	$2,738,958
Cost of investments in Affiliates	$18,490	$7,316	$12,842	$142,478

* Includes repurchase agreements of:	$0	$434	$775	$92,105

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$1,870,077	$164,389	$587,096	$470,379
95,147	18,251	17,349	17,992
177	1	18	72
4,561	0	0	0
31,240	3,468	2,842	0
2,404	333	385	4,562
20,126	1,763	6,044	3,698
26	5	4	7
2	0	0	0
2,023,760	188,210	613,738	496,710

$35,295	$0	$3,760	$0

107	0	0	0
31,866	3,922	4,575	0
26	5	4	7
26,954	283	2,207	1,382
598	4	31	1
352	35	122	77
509	44	150	100
17	1	12	1
161	12	78	44
80	0	2	0
95,965	4,306	10,941	1,612

$1,927,795	$183,904	$602,797	$495,098

$1,960,839	$188,443	$611,487	$510,699
(33,044)	(4,539)	(8,690)	(15,601)

$1,927,795	$183,904	$602,797	$495,098

$1,885,449	$165,604	$590,886	$475,062
$95,150	$18,348	$17,350	$17,994

$5,587	$1,301	$3,255	$0

ANNUAL REPORT	|	MARCH 31, 2022	27

Statements of Assets and Liabilities	(Cont.)

	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Net Assets:

Institutional Class	$142,651	$45,274	$102,037	$1,290,792
I-2	18,742	22,215	27,684	601,652
I-3	N/A	N/A	N/A	905
Class A	55,743	44,434	24,755	838,154
Class C	3,771	2,895	N/A	59,579
Class C-2	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	15,044	4,124	10,577	142,240
I-2	1,977	2,024	2,870	66,300
I-3	N/A	N/A	N/A	100
Class A	5,878	4,048	2,566	92,362
Class C	398	264	N/A	6,565
Class C-2	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.48	$10.98	$9.65	$9.07
I-2	9.48	10.98	9.65	9.07
I-3	N/A	N/A	N/A	9.07
Class A	9.48	10.98	9.65	9.07
Class C	9.48	10.98	N/A	9.07
Class C-2	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

28	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$736,281	$89,322	$190,751	$189,441
516,234	40,567	72,230	109,765
535	N/A	117	10
637,217	51,778	321,595	191,066
37,528	2,237	18,104	4,649
N/A	N/A	N/A	167

75,404	8,619	17,175	22,741
52,868	3,914	6,504	13,176
55	N/A	11	1
65,259	4,996	28,955	22,936
3,843	216	1,630	558
N/A	N/A	N/A	20

$9.76	$10.36	$11.11	$8.33
9.76	10.36	11.11	8.33
9.76	N/A	11.11	8.33
9.76	10.36	11.11	8.33
9.76	10.36	11.11	8.33
N/A	N/A	N/A	8.33

ANNUAL REPORT	|	MARCH 31, 2022	29

Statements of Operations

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Investment Income:

Interest	$4,999	$2,717	$1,933	$113,568
Dividends from Investments in Affiliates	118	87	24	4,990
Total Income	5,117	2,804	1,957	118,558

Expenses:

Investment advisory fees	584	257	268	9,235
Supervisory and administrative fees	656	357	286	8,859
Distribution and/or servicing fees - Class A	187	123	80	2,362
Distribution and/or servicing fees - Class C	46	30	N/A	682
Distribution and/or servicing fees - C-2	N/A	N/A	N/A	N/A
Trustee fees	1	1	1	17
Interest expense	0	3	0	493
Total Expenses	1,474	771	635	21,648
Waiver and/or Reimbursement by PIMCO	0	0	0	(0)
Net Expenses	1,474	771	635	21,648

Net Investment Income (Loss)	3,643	2,033	1,322	96,910

Net Realized Gain (Loss):

Investments in securities	(1,782)	(1,376)	(35)	21,280
Investments in Affiliates	(70)	(72)	(14)	(2,541)
Exchange-traded or centrally cleared financial derivative instruments	0	273	0	7,404

Net Realized Gain (Loss)	(1,852)	(1,175)	(49)	26,143

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(13,614)	(6,452)	(4,501)	(187,621)
Investments in Affiliates	(29)	(5)	(1)	(2,107)
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	1,230

Net Change in Unrealized Appreciation (Depreciation)	(13,643)	(6,457)	(4,502)	(188,498)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(11,852)	$(5,599)	$(3,229)	$(65,445)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$56,373	$4,225	$15,981	$6,722
2,446	276	548	302
58,819	4,501	16,529	7,024

4,504	419	1,556	936
6,522	536	1,934	1,211
2,171	127	984	544
334	19	216	26
N/A	N/A	N/A	1
12	1	4	3
206	0	24	0
13,749	1,102	4,718	2,721
(0)	0	(0)	(0)
13,749	1,102	4,718	2,721

45,070	3,399	11,811	4,303

(18,889)	(1,296)	(2,179)	(1,435)
(1,770)	(127)	(400)	(246)
5,828	201	1,026	0

(14,831)	(1,222)	(1,553)	(1,681)

(120,898)	(10,036)	(35,723)	(13,325)
(334)	(128)	(81)	(22)
716	0	0	0

(120,516)	(10,164)	(35,804)	(13,347)

$(90,277)	$(7,987)	$(25,546)	$(10,725)

ANNUAL REPORT	|	MARCH 31, 2022	31

Statements of Changes in Net Assets

	PIMCO California Intermediate Municipal Bond Fund		PIMCO California Municipal Bond Fund		PIMCO California Short Duration Municipal Income Fund		PIMCO High Yield Municipal Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022		Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,643	$3,617	$2,033	$1,465	$1,322	$1,644	$96,910		$64,086
Net realized gain (loss)	(1,852)	(207)	(1,175)	(168)	(49)	(229)	26,143		5,927
Net change in unrealized appreciation (depreciation)	(13,643)	4,661	(6,457)	3,026	(4,502)	2,192	(188,498)		151,717

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,852)	8,071	(5,599)	4,323	(3,229)	3,607	(65,445)		221,730

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,476)	(1,888)	(805)	(672)	(1,071)	(1,218)	(55,506)		(33,454)
I-2	(302)	(372)	(399)	(218)	(145)	(175)	(25,660)		(15,594)
I-3	N/A	N/A	N/A	N/A	N/A	N/A	(9	)(a)	N/A
Class A	(918)	(1,291)	(688)	(592)	(208)	(266)	(34,641)		(25,785)
Class C	(22)	(73)	(19)	(20)	N/A	N/A	(1,989)		(1,980)
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

Total Distributions(c)	(3,718)	(3,624)	(1,911)	(1,502)	(1,424)	(1,659)	(117,805)		(76,813)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	13,078	35,052	6,114	56,118	(3,313)	14,932	(108,469)		1,348,722

Total Increase (Decrease) in Net Assets	(2,492)	39,499	(1,396)	58,939	(7,966)	16,880	(291,719)		1,493,639

Net Assets:

Beginning of year	223,399	183,900	116,214	57,275	162,442	145,562	3,082,801		1,589,162
End of year	$220,907	$223,399	$114,818	$116,214	$154,476	$162,442	$2,791,082		$3,082,801

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was July 30, 2021.
(b)	Inception date of Class C-2 was October 21, 2020.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund			PIMCO National Intermediate Municipal Bond Fund		PIMCO New York Municipal Bond Fund			PIMCO Short Duration Municipal Income Fund

Year Ended March 31, 2022		Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022		Year Ended March 31, 2021	Year Ended March 31, 2022		Year Ended March 31, 2021

$45,070		$35,926	$3,399	$3,061	$11,811		$11,334	$4,303		$4,140
(14,831)		2,606	(1,222)	(421)	(1,553)		(863)	(1,681)		(380)
(120,516)		63,275	(10,164)	5,632	(35,804)		19,031	(13,347)		6,840

(90,277)		101,807	(7,987)	8,272	(25,546)		29,502	(10,725)		10,600

(16,565)		(10,638)	(1,801)	(1,594)	(3,742)		(3,395)	(2,076)		(1,770)
(11,691)		(9,914)	(814)	(701)	(1,463)		(1,134)	(910)		(778)
(2	)(a)	N/A	N/A	N/A	(0	)(a)	N/A	(0	)(a)	N/A
(15,832)		(14,622)	(811)	(713)	(6,216)		(6,583)	(1,375)		(1,584)
(591)		(887)	(27)	(28)	(178)		(227)	(16)		(35)
N/A		N/A	N/A	N/A	N/A		N/A	(0)		(0	)(b)

(44,681)		(36,061)	(3,453)	(3,036)	(11,599)		(11,339)	(4,377)		(4,167)

72,067		740,130	7,163	42,054	(32,775)		52,784	(2,401)		251,904

(62,891)		805,876	(4,277)	47,290	(69,920)		70,947	(17,503)		258,337

1,990,686		1,184,810	188,181	140,891	672,717		601,770	512,601		254,264
$1,927,795		$1,990,686	$183,904	$188,181	$602,797		$672,717	$495,098		$512,601

ANNUAL REPORT	|	MARCH 31, 2022	33

Schedule of Investments	PIMCO California Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.5%

MUNICIPAL BONDS & NOTES 90.5%

CALIFORNIA 83.0%

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	$370	$398

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,000	5,169

Bell Gardens Community Development Commission Successor Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2022	520	526

California Department of Water Resources State Revenue Bonds, Series 2021
5.000% due 12/01/2032	2,500	3,057

California Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 01/01/2032	1,490	1,640

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2029	265	308
5.000% due 10/01/2030	160	185
5.000% due 12/01/2030	1,050	1,193
5.000% due 10/01/2031	265	306
5.000% due 10/01/2032	290	335

California Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 12/01/2028	375	429

California Educational Facilities Authority Revenue Notes, Series 2021
5.000% due 04/01/2026	500	552
5.000% due 04/01/2027	500	563
5.000% due 04/01/2029	425	495

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 11/15/2030	500	550

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/01/2027	2,000	2,304
5.000% due 11/15/2031	3,390	3,863
5.000% due 08/15/2032	350	395
5.000% due 08/15/2033	600	676

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	2,250	2,558

California Health Facilities Financing Authority Revenue Bonds, Series 2020
5.000% due 04/01/2032	1,000	1,170
5.000% due 04/01/2033	1,000	1,168

California Health Facilities Financing Authority Revenue Notes, Series 2021
5.000% due 11/01/2030	600	723

California Housing Finance Revenue Bonds, Series 2019
2.350% due 12/01/2035	2,651	2,450

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
0.860% due 08/01/2047 ~	3,000	2,991

California Infrastructure & Economic Development Bank Revenue Notes, Series 2016
5.000% due 07/01/2026	750	824

California Infrastructure & Economic Development Bank Revenue Notes, Series 2020
4.000% due 11/01/2029	595	639
4.000% due 11/01/2030	490	528

California Infrastructure & Economic Development Bank Revenue Notes, Series 2021
5.000% due 06/01/2031	500	615

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 12/31/2029	1,300	1,437

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	765	730

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Revenue Notes, (BAM Insured), Series 2021
5.000% due 05/15/2030	$500	$572
5.000% due 05/15/2031	400	461

California Municipal Finance Authority Revenue Notes, Series 2016
4.000% due 11/01/2026	1,000	1,043

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2029	1,000	1,129

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	1,022

California Pollution Control Financing Authority Revenue Notes, Series 2019
5.000% due 07/01/2029	1,000	1,124

California School Finance Authority Revenue Bonds, Series 2017
5.000% due 07/01/2037	280	307

California School Finance Authority Revenue Bonds, Series 2019
5.000% due 07/01/2039	1,000	1,119

California School Finance Authority Revenue Notes, Series 2016
5.000% due 06/01/2026	500	522

California State General Obligation Bonds, Series 2021
5.000% due 10/01/2037	8,550	10,305

California State Public Works Board Revenue Notes, Series 2021
5.000% due 11/01/2029	1,750	2,071

California State University Revenue Bonds, Series 2016
0.550% due 11/01/2049	1,000	917

California State University Revenue Notes, Series 2021
1.794% due 11/01/2030	2,000	1,750

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2015
5.000% due 08/15/2030	695	772

California Statewide Communities Development Authority Revenue Bonds, Series 2004
5.000% due 04/01/2038	1,500	1,767

California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	1,000	1,073

California Statewide Communities Development Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	270	291
5.000% due 11/01/2043	1,150	1,238

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 05/15/2027	500	552

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 03/01/2030	600	684
5.000% due 03/01/2031	200	228
5.000% due 08/01/2031	425	477

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2018
3.000% due 07/01/2027	1,500	1,501

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2026	1,000	1,104

California Statewide Communities Development Authority Revenue Notes, Series 2017
5.000% due 05/15/2026	400	442

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 08/01/2028	250	283

Coast Community College District, California General Obligation Bonds, (AGM Insured), Series 2006
0.000% due 08/01/2028 (a)	2,900	2,440

College of the Sequoias Tulare Area Improvement District No 3, California General Obligation Bonds, (AGM Insured), Series 2011
0.000% due 08/01/2034 (a)	1,060	711

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Compton Unified School District, California General Obligation Bonds, (BAM Insured), Series 2019
0.000% due 06/01/2037 (a)	$3,515	$1,966

Contra Costa County, California Public Financing Authority Revenue Bonds, Series 2015
5.000% due 06/01/2027	1,725	1,880

Contra Costa County, California Redevelopment Agency Successor Agency Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 08/01/2030	1,000	1,138

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2012
5.000% due 06/01/2023	2,100	2,179

Eastern Municipal Water District Financing Authority, California Revenue Bonds, Series 2016
5.000% due 07/01/2029	1,250	1,396

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.300% due 06/01/2037	2,500	2,517

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	6,660	7,723

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	1,000	994
2.687% due 06/01/2030	2,500	2,344

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2031	500	566
5.000% due 05/01/2033	750	848

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Notes, (BAM Insured), Series 2017
5.000% due 05/01/2026	500	556

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,645	1,629

Irvine, California Special Assessment Bonds, Series 2015
5.000% due 09/02/2026	1,495	1,670

Jurupa Public Financing Authority, California Special Tax Bonds, Series 2014
5.000% due 09/01/2027	775	827

Los Angeles Community College District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2026	2,000	2,087

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2016
5.000% due 06/01/2028	1,500	1,681

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2025	1,000	1,013

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2031	1,500	1,706

Los Angeles Department of Airports, California Revenue Bonds, Series 2019
5.000% due 05/15/2033	1,500	1,697

Los Angeles Department of Airports, California Revenue Bonds, Series 2022
5.000% due 05/15/2032	1,350	1,595

Los Angeles Department of Airports, California Revenue Notes, Series 2017
5.000% due 05/15/2027	1,000	1,099

Los Angeles Department of Airports, California Revenue Notes, Series 2022
5.000% due 05/15/2029	500	571

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2001
0.440% due 07/01/2034	2,000	2,000

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2018
5.000% due 07/01/2029	2,725	3,173

34	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2019
5.000% due 07/01/2030	$1,090	$1,275

Menlo Park Community Development Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 10/01/2027	1,230	1,351

Napa Valley Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2028 (a)	250	210

New Haven Unified School District, California General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2027 (a)	915	793

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	3,000	3,084

Northern California Gas Authority, Revenue Bonds, Series 2007
0.864% (0.67*US0003M + 0.720%) due 07/01/2027 ~	1,530	1,523

Northern California Power Agency Revenue Bonds, Series 2012
5.000% due 07/01/2026	1,000	1,010

Northern California Transmission Agency Revenue Bonds, Series 2016
5.000% due 05/01/2029	1,000	1,109

Ontario International Airport Authority, California Revenue Notes, (AGM Insured), Series 2021
5.000% due 05/15/2028	310	349
5.000% due 05/15/2029	840	956

Orange County, California Community Facilities District Special Tax Bonds, Series 2016
5.000% due 08/15/2027	1,600	1,747

Orange County, California Community Facilities District Special Tax Notes, Series 2016
5.000% due 08/15/2025	920	991

Orange County, California Transportation Authority Revenue Notes, Series 2021
5.000% due 10/15/2024	2,600	2,800

Palm Desert Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 10/01/2029	575	650

Palos Verdes Peninsula Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2003
0.000% due 11/01/2027 (a)	700	607

Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2023	780	812
5.000% due 08/01/2024	1,450	1,548

Rancho Santiago Community College District, California General Obligation Bonds, Series 2012
5.000% due 09/01/2023	1,800	1,828

Riverside Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2014
5.000% due 09/01/2026	785	842

Riverside, California Sewer Revenue Bonds, Series 2015
5.000% due 08/01/2028	1,000	1,092

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2026	1,000	1,080

Sacramento City Financing Authority, California Revenue Bonds, (BAM Insured), Series 2015
5.000% due 12/01/2028	1,000	1,105

Sacramento City Unified School District, California General Obligation Notes, (AGM Insured), Series 2021
4.000% due 08/01/2027	250	271
4.000% due 07/01/2028	115	126
4.000% due 07/01/2029	250	276

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2021
5.000% due 12/01/2033	800	983

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sacramento Transportation Authority, California Revenue Bonds, Series 2012
5.000% due 10/01/2025	$425	$433

San Clemente, California Special Tax Bonds, Series 2015
5.000% due 09/01/2030	280	300
5.000% due 09/01/2031	285	306
5.000% due 09/01/2032	475	509

San Diego Association of Governments South Bay Expressway, California Revenue Bonds, Series 2017
5.000% due 07/01/2034	415	472

San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2016
5.000% due 05/15/2028	1,875	2,096

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2020
5.000% due 08/01/2033	500	605

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2021
5.000% due 10/15/2033	400	482
5.000% due 10/15/2035	100	120

San Diego Public Facilities Financing Authority, California Revenue Notes, Series 2021
5.000% due 10/15/2031	200	242

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2030	600	696

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2020
4.000% due 05/01/2037	2,000	2,127

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2021
5.000% due 05/01/2035	2,000	2,306

San Francisco, California City & County Certificates of Participation Bonds, Series 2021
4.000% due 04/01/2034	3,000	3,296

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
5.000% due 10/01/2034	1,500	1,725

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	1,800	1,971

San Marcos Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2029 (a)	290	238

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2029 (a)	2,575	2,133

Santa Ana Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026 (a)	380	340

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	2,500	2,300

South Placer Wastewater Authority, California Revenue Bonds, Series 2020
5.000% due 11/01/2033	2,225	2,753

Stockton Public Financing Authority, California Revenue Bonds, (BAM Insured), Series 2018
5.000% due 10/01/2029	1,000	1,162

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2028	500	524

Tobacco Securitization Authority of Northern California Revenue Notes, Series 2021
5.000% due 06/01/2023	1,250	1,289

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2030	1,000	1,140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2029	$500	$569

Tustin Community Facilities District, California Special Tax Bonds, Series 2015
5.000% due 09/01/2027	800	877
5.000% due 09/01/2029	300	328

Tustin Community Facilities District, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	690	757

University of California Revenue Bonds, Series 2018
5.000% due 05/15/2030	1,500	1,740

Val Verde Unified School District, California General Obligation Bonds, (BAM Insured), Series 2020
4.000% due 08/01/2037	250	269

West Basin Municipal Water District, California Revenue Notes, Series 2022
5.000% due 08/01/2028	585	685
5.000% due 08/01/2029	575	685

		183,430

FLORIDA 0.2%

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2034 (a)	650	424

GUAM 0.6%

Guam Power Authority Revenue Notes, Series 2017
5.000% due 10/01/2027	1,230	1,354

ILLINOIS 1.1%

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	500	560

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,830	1,899

		2,459

KENTUCKY 0.5%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	1,000	1,038

MICHIGAN 0.7%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
0.744% due 07/01/2032 ~	1,500	1,482

NEW JERSEY 0.9%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	1,750	1,941

NEW YORK 1.0%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	1,000	1,024

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	1,200	1,246

		2,270

OHIO 1.0%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2033	1,000	1,130

Ohio State Revenue Notes, Series 2021
5.000% due 01/01/2029	1,000	1,171

		2,301

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	35

Schedule of Investments	PIMCO California Intermediate Municipal Bond Fund	(Cont.)	March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 1.5%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.664% (0.67*US0003M + 0.520%) due 07/01/2029 ~	$720	$727

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2031 (a)	2,000	1,483

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,000	1,037

		3,247

Total Municipal Bonds & Notes (Cost $202,761)		199,946

Total Investments in Securities (Cost $202,761)		199,946

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.4%

SHORT-TERM INSTRUMENTS 8.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.4%

PIMCO Short-Term Floating NAV Portfolio III	1,903,790	$18,486

Total Short-Term Instruments (Cost $18,490)		18,486

Total Investments in Affiliates (Cost $18,490)		18,486

Total Investments 98.9% (Cost $221,251)		$218,432

Other Assets and Liabilities, net 1.1%		2,475

Net Assets 100.0%		$220,907

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$183,430	$0	$183,430
Florida	0	424	0	424
Guam	0	1,354	0	1,354
Illinois	0	2,459	0	2,459
Kentucky	0	1,038	0	1,038
Michigan	0	1,482	0	1,482
New Jersey	0	1,941	0	1,941
New York	0	2,270	0	2,270
Ohio	0	2,301	0	2,301

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Puerto Rico	$0	$3,247	$0	$3,247

	$0	$199,946	$0	$199,946

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,486	$0	$0	$18,486

Total Investments	$18,486	$199,946	$0	$218,432

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

36	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO California Municipal Bond Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.3%

MUNICIPAL BONDS & NOTES 94.6%

ALABAMA 1.4%

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2021
4.000% due 11/01/2051	$1,500	$1,581

ARIZONA 0.2%

Arizona Industrial Development Authority Revenue Notes, Series 2020
6.500% due 07/01/2026	200	215

CALIFORNIA 84.0%

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2020
5.000% due 10/01/2045	1,000	1,087

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	205	220

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.950% due 04/01/2047	100	102
4.000% due 04/01/2034	1,000	1,072
5.000% due 04/01/2056	250	285

Bay Area Toll Authority, California Revenue Bonds, Series 2019
0.420% due 04/01/2053	1,000	1,000

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	225	218

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2043	250	226
4.000% due 08/01/2046	500	433
4.000% due 08/01/2047	250	216
4.000% due 02/01/2056	250	215

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
4.000% due 06/01/2034	200	212
4.000% due 06/01/2035	200	212
5.000% due 06/01/2033	250	285

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2042	300	330

California Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 10/01/2039	500	534
5.000% due 10/01/2043	500	570

California Health Facilities Financing Authority Revenue Bonds, Series 2001
0.500% due 10/01/2023	700	700

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	200	209

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 02/01/2029	1,000	1,077
5.000% due 08/15/2054	200	216

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 11/15/2041	100	106
5.000% due 11/15/2046 (d)	250	279

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 08/15/2034	215	229

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	500	568

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2037	1,000	1,052
4.000% due 06/01/2050	2,000	2,093
4.000% due 08/15/2050	1,000	1,049

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Housing Finance Revenue Bonds, Series 2019
2.350% due 12/01/2035	$241	$223

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
0.860% due 08/01/2047 ~	1,000	997

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
4.125% due 01/01/2035	500	471
5.000% due 01/01/2055	500	502

California Infrastructure & Economic Development Bank Revenue Notes, Series 2016
5.000% due 07/01/2026	250	275

California Municipal Finance Authority Revenue Bonds, (BAM Insured), Series 2021
4.000% due 05/15/2039	500	522

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 02/01/2047	100	111

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	350	354
5.000% due 06/01/2043	500	569

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	360	344
4.000% due 09/01/2050 (e)	1,000	1,031

California Municipal Finance Authority Revenue Notes, Series 2019
4.000% due 07/15/2029	300	306

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	130	141

California Public Finance Authority Revenue Bonds, Series 2017
0.380% due 08/01/2052	1,000	1,000
4.000% due 08/01/2047 (d)	260	277

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	250	277

California Public Finance Authority Revenue Bonds, Series 2022
5.000% due 07/15/2046 (a)	2,725	3,230

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	250	258
5.000% due 06/01/2046	300	311
5.000% due 08/01/2046	500	534

California School Finance Authority Revenue Bonds, Series 2019
5.000% due 07/01/2054	1,000	1,101

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	275	291

California State General Obligation Bonds, Series 2019
4.000% due 10/01/2039	500	538
5.000% due 04/01/2045	1,000	1,145
5.000% due 04/01/2049	400	457

California State General Obligation Bonds, Series 2021
4.000% due 10/01/2034	1,500	1,654
5.000% due 12/01/2031	1,000	1,225

California State General Obligation Notes, Series 2020
4.000% due 03/01/2026	500	538

California State University Revenue Bonds, Series 2012
5.000% due 11/01/2030	280	286

California State University Revenue Bonds, Series 2018
5.000% due 11/01/2048	250	285

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2047	250	264

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2021
4.000% due 11/01/2051	1,000	1,066

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	225	225

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	$350	$376

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	100	104
5.250% due 12/01/2056	150	164

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 03/01/2048	2,000	2,267
5.000% due 12/01/2053	100	112
5.000% due 12/01/2057	100	112
5.500% due 12/01/2058	350	397

Central Unified School District, California General Obligation Bonds, Series 2021
0.000% due 08/01/2034 (b)	265	177
0.000% due 08/01/2037 (b)	500	296

Clovis Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2004
0.000% due 08/01/2029 (b)	530	435

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
4.000% due 08/01/2056	500	449
4.000% due 10/01/2056	250	230

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (c)	1,000	604

Dry Creek Joint Elementary School District, California General Obligation Bonds, (AGM Insured), Series 2008
0.000% due 08/01/2032 (b)	250	181

El Dorado Irrigation District, California Certificates of Participation Bonds, Series 2020
4.000% due 03/01/2045	930	999

Eureka City Schools, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2030 (b)	280	216

Foothill-De Anza Community College District, California Certificates of Participation Bonds, Series 2016
4.000% due 04/01/2041	100	105

Foothill-De Anza Community College District, California General Obligation Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2036 (b)	1,000	657

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	200	232
5.000% due 06/01/2031	2,000	2,319
5.000% due 06/01/2047	300	302

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
2.746% due 06/01/2034	1,000	911
3.850% due 06/01/2050	1,000	964

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2023	100	104
5.000% due 06/01/2026	200	223
5.000% due 06/01/2027	250	285

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2018
5.000% due 06/01/2022	200	201

Golden Valley Unified School District, California General Obligation Bonds, (BAM Insured), Series 2017
0.000% due 08/01/2031 (b)	500	379

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	250	269

Hartnell Community College District, California General Obligation Bonds, Series 2020
4.000% due 08/01/2037	250	271

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	350	376

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2017
4.000% due 11/01/2041	150	159

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	37

Schedule of Investments	PIMCO California Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	$410	$406

Irvine Unified School District, California General Obligation Bonds, Series 2018
4.000% due 09/01/2045	250	266

Irvine, California Special Assessment Bonds, Series 2012
5.000% due 09/02/2026	100	101

Lake Elsinore Public Financing Authority, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	160	170

Livermore, California Certificates of Participation Bonds, Series 2020
4.000% due 10/01/2040	450	481

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.000% due 11/15/2035	120	144

Long Beach Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2035	250	272

Los Angeles Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2037	200	214

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	250	265

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	250	271

Los Angeles Department of Airports, California Revenue Bonds, Series 2019
4.000% due 05/15/2049	1,000	1,028

Los Angeles Department of Airports, California Revenue Bonds, Series 2022
5.000% due 05/15/2033	200	241

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2001
0.480% due 07/01/2034	500	500

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,500	1,702

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2019
5.000% due 07/01/2049	1,000	1,149

Los Angeles Unified School District, California General Obligation Bonds, Series 2020
4.000% due 07/01/2040	1,000	1,072

Los Angeles, California Wastewater System Revenue Bonds, Series 2012
5.000% due 06/01/2024	100	101

Los Angeles, California Wastewater System Revenue Bonds, Series 2013
5.000% due 06/01/2035	250	259

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	50	58
7.000% due 11/01/2034	200	267

Marin Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	250	273

Metropolitan Water District of Southern California Revenue Bonds, Series 2018
5.000% due 01/01/2037	500	586

Modesto, California Water Revenue Certificates of Participation Bonds, (AGC Insured), Series 2008
0.500% due 10/01/2036	1,985	1,985

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	350	374

Mount San Antonio Community College District, California General Obligation Notes, Series 2017
0.000% due 04/01/2022 (b)	250	250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	$200	$214
5.000% due 08/01/2031	150	176

Napa Valley Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2032	250	265

Newport Mesa Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (b)	500	386

Norris School District, California General Obligation Bonds, Series 2012
0.000% due 11/01/2040 (c)	250	274

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	525	540

Northern California Gas Authority, Revenue Bonds, Series 2007
0.864% (0.67*US0003M + 0.720%) due 07/01/2027 ~	330	328

Oceanside Public Financing Authority, California Revenue Notes, Series 2019
4.000% due 11/01/2029	175	192

Ontario International Airport Authority, California Revenue Bonds, (AGM Insured), Series 2021
4.000% due 05/15/2038	1,000	1,037

Pasadena Unified School District, California General Obligation Bonds, Series 2012
5.000% due 05/01/2034	125	125

Richmond, California Wastewater Revenue Bonds, Series 2019
5.000% due 08/01/2044	250	292

Riverside County, California Transportation Commission Revenue Bonds, Series 2017
5.000% due 06/01/2035	740	847

Riverside County, California Transportation Commission Revenue Bonds, Series 2021
4.000% due 06/01/2037	1,875	1,990

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	250	268

Riverside, California Water Revenue Bonds, Series 2019
5.000% due 10/01/2048	1,000	1,163

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	250	267

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (d)	200	221
5.000% due 10/01/2047 (d)	100	110

Sacramento City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2031	100	101

Sacramento County, California Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2038	250	283

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.900% (US0003M + 0.550%) due 06/01/2034 ~	500	477

Sacramento Municipal Utility District, California Revenue Bonds, Series 2020
5.000% due 08/15/2033	500	597

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2050	1,000	986

Sacramento, California Water Revenue Bonds, Series 2013
5.000% due 09/01/2031	130	136

San Diego County, California Water Authority Revenue Bonds, Series 2013
5.000% due 05/01/2031	200	204

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2019
5.000% due 08/01/2043	500	572

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2021
4.000% due 10/15/2050	$1,500	$1,607

San Diego Unified School District, California General Obligation Bonds, Series 2017
0.000% due 07/01/2034 (b)	550	364
4.000% due 07/01/2047	400	422

San Francisco Bay Area Rapid Transit District Sales Tax, California Revenue Bonds, Series 2019
4.000% due 07/01/2038	500	537

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	500	546

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	500	548

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2020
4.000% due 05/01/2039	1,000	1,045

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2021
5.000% due 05/01/2036	1,000	1,152

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	250	250

San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2016
5.000% due 08/01/2027	105	117

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2012
5.000% due 11/01/2043	250	251

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2016
4.000% due 11/01/2036	170	182

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	500	526

San Jose, California General Obligation Bonds, Series 2019
5.000% due 09/01/2041	1,000	1,151

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	200	219

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045	250	292

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,000	1,076

Sanger Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2045	1,500	1,691

Santa Ana College Improvement District #1 Rancho Santiago Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2041	200	216

Santa Barbara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	500	535

Santa Clara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 07/01/2048	600	627

Sierra Joint Community College District School Facilities District No 1, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (b)	1,000	750

South Placer Wastewater Authority, California Revenue Bonds, Series 2020
5.000% due 11/01/2034	500	624

Temple City Unified School District, California General Obligation Bonds, Series 2013
0.000% due 08/01/2036 (c)	200	225

38	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (b)	$8,720	$1,481

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2031	500	568
5.000% due 06/01/2048	740	802

University of California Revenue Bonds, Series 2016
4.000% due 05/15/2046	250	263
5.000% due 05/15/2033	700	775

University of California Revenue Bonds, Series 2018
4.000% due 05/15/2043	265	282
5.000% due 05/15/2058	100	112

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	500	572

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	250	262

Val Verde Unified School District, California General Obligation Bonds, (BAM Insured), Series 2020
4.000% due 08/01/2036	300	323
4.000% due 08/01/2038	550	589

West Valley-Mission Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	500	545

		96,492

FLORIDA 0.4%

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2039 (b)	850	442

ILLINOIS 1.5%

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	200	208

Illinois State General Obligation Bonds, Series 2020
4.125% due 10/01/2036	1,000	1,031

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2023	525	542

		1,781

IOWA 0.1%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2021
0.000% due 06/01/2065 (b)	1,000	129

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 0.2%

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.100% due 12/01/2040	$180	$213

NEW JERSEY 0.5%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	500	554

NEW YORK 1.7%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2016
5.000% due 11/15/2026	1,000	1,108

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	800	831

		1,939

PUERTO RICO 4.6%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	547	295

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (b)	115	67
4.000% due 07/01/2033	89	88
4.000% due 07/01/2035	80	78
4.000% due 07/01/2037	69	66
4.000% due 07/01/2041	94	89
4.000% due 07/01/2046	98	92
5.750% due 07/01/2031	94	108

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (b)	46	42
5.250% due 07/01/2023	100	102
5.375% due 07/01/2025	100	105
5.625% due 07/01/2027	99	108
5.625% due 07/01/2029	97	109

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.664% (0.67*US0003M + 0.520%) due 07/01/2029 ~	125	126

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2026	500	556

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	$6,448	$1,979
0.000% due 07/01/2051 (b)	700	156

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	1,095	1,154

		5,320

Total Municipal Bonds & Notes (Cost $110,512)		108,666

SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (f) 0.4%
		434

MUNICIPAL BONDS & NOTES 1.3%

Los Angeles, California Revenue Notes, Series 2021
4.000% due 06/23/2022	1,500	1,510

Total Municipal Bonds & Notes (Cost $1,513)		1,510

Total Short-Term Instruments (Cost $1,947)		1,944

Total Investments in Securities (Cost $112,459)		110,610

	SHARES
INVESTMENTS IN AFFILIATES 6.4%

SHORT-TERM INSTRUMENTS 6.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.4%

PIMCO Short-Term Floating NAV Portfolio III	753,335	7,315

Total Short-Term Instruments (Cost $7,316)		7,315

Total Investments in Affiliates (Cost $7,316)		7,315

Total Investments 102.7% (Cost $119,775)		$117,925

Other Assets and Liabilities, net (2.7)%		(3,107)

Net Assets 100.0%		$114,818

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2050	02/24/2022	$1,080	$1,031	0.90%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	39

Schedule of Investments	PIMCO California Municipal Bond Fund	(Cont.)	March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$434	U.S. Treasury Bills 0.000% due 08/04/2022	$(443)	$434	$434

Total Repurchase Agreements						$(443)	$434	$434

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$434	$0	$0	$434	$(443)	$(9)

Total Borrowings and Other Financing Transactions	$434	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$273	$273

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,581	$0	$1,581
Arizona	0	215	0	215
California	0	96,492	0	96,492
Florida	0	442	0	442
Illinois	0	1,781	0	1,781
Iowa	0	129	0	129
Louisiana	0	213	0	213
New Jersey	0	554	0	554
New York	0	1,939	0	1,939
Puerto Rico	0	5,320	0	5,320

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short-Term Instruments
Repurchase Agreements	$0	$434	$0	$434
Municipal Bonds & Notes	0	1,510	0	1,510

	$0	$110,610	$0	$110,610

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,315	$0	$0	$7,315

Total Investments	$7,315	$110,610	$0	$117,925

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

40	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO California Short Duration Municipal Income Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.5%

MUNICIPAL BONDS & NOTES 91.9%

ALABAMA 0.8%

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	$1,250	$1,193

CALIFORNIA 81.7%

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	285	307

Bay Area Toll Authority, California Revenue Bonds, Series 2001
1.760% (MUNIPSA + 1.250%) due 04/01/2036 ~	1,000	1,033

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.500% due 04/01/2047	6,000	6,000

Bay Area Toll Authority, California Revenue Bonds, Series 2008
1.610% (MUNIPSA + 1.100%) due 04/01/2045 ~	200	202

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.000% due 04/01/2053	1,200	1,197

Bay Area Toll Authority, California Revenue Bonds, Series 2018
2.625% due 04/01/2045	680	688

Bay Area Toll Authority, California Revenue Bonds, Series 2021
0.920% due 04/01/2056 ~	500	495
0.960% due 04/01/2056 ~	1,000	1,005

Buena Park, California Revenue Notes, Series 2021
0.595% due 07/01/2024	1,000	956

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	2,000	2,165

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
5.000% due 06/01/2031	250	286
5.000% due 06/01/2032	300	342

California Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 12/01/2024	675	724

California Educational Facilities Authority Revenue Notes, Series 2019
5.000% due 10/01/2024	465	500
5.000% due 10/01/2025	455	502

California Educational Facilities Authority Revenue Notes, Series 2021
5.000% due 04/01/2023	550	568
5.000% due 04/01/2024	525	555
5.000% due 04/01/2025	425	460

California Health Facilities Financing Authority Revenue Bonds, Series 2001
0.500% due 10/01/2023	700	700

California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.000% due 07/01/2034	1,705	1,737

California Health Facilities Financing Authority Revenue Bonds, Series 2011
0.500% due 03/01/2047	1,340	1,340
3.000% due 03/01/2041	1,770	1,792

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 02/01/2029	1,350	1,454

California Health Facilities Financing Authority Revenue Bonds, Series 2016
2.000% due 10/01/2036	270	269
4.000% due 10/01/2036	125	131

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/01/2032	1,500	1,530

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	$1,750	$1,919

California Health Facilities Financing Authority Revenue Bonds, Series 2021
3.000% due 08/15/2054	1,000	1,028

California Health Facilities Financing Authority Revenue Notes, Series 2017
5.000% due 11/15/2024	1,000	1,079

California Health Facilities Financing Authority Revenue Notes, Series 2018
5.000% due 11/15/2023	1,500	1,577

California Health Facilities Financing Authority Revenue Notes, Series 2020
5.000% due 06/01/2022	260	262
5.000% due 06/01/2023	300	311
5.000% due 06/01/2027	365	412

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
0.860% due 08/01/2047 ~	2,000	1,994

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
1.210% due 12/01/2050 ~	1,000	1,001

California Municipal Finance Authority Revenue Notes, Series 2014
5.000% due 10/01/2022	1,110	1,131

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2024	1,000	1,055

California Pollution Control Financing Authority Revenue Bonds, Series 2020
0.600% due 08/01/2040	500	489

California State Department of Water Resources Revenue Bonds, Series 2014
0.880% (MUNIPSA + 0.370%) due 12/01/2035 ~	3,000	3,000

California State University Revenue Bonds, Series 2016
4.000% due 11/01/2051	235	241

California Statewide Communities Development Authority Revenue Bonds, Series 2006
1.450% due 04/01/2028	1,000	908

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2015
5.000% due 08/15/2022	160	162

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2018
3.000% due 07/01/2025	470	470

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2024	1,100	1,165

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 07/01/2022	300	303
5.000% due 07/01/2024	300	320
5.000% due 08/01/2024	150	159
5.000% due 03/01/2025	410	445
5.000% due 08/01/2025	415	450

California Statewide Communities Development Authority Revenue Notes, Series 2021
0.638% due 04/01/2023	1,200	1,182

City of Covina, California Revenue Notes, Series 2021
0.738% due 08/01/2024	550	524

Clovis Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2004
0.000% due 08/01/2026 (b)	250	226

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2015
5.000% due 06/01/2032	1,000	1,089

East Bay Municipal Utility District Water System, California Revenue Notes, Series 2014
5.000% due 06/01/2022	390	392

Eastern Municipal Water District, California Revenue Bonds, Series 2021
0.610% due 07/01/2046 ~	4,000	4,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eastern Municipal Water District, California Revenue Notes, Series 2016
5.000% due 07/01/2022	$1,000	$1,010

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	2,000	2,319

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.988% due 06/01/2024	1,000	959

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2024	1,000	1,065

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.337% due 06/01/2023	1,000	1,000
2.687% due 06/01/2030	1,500	1,406

Huntington Beach Union High School District, California Certificates of Participation Bonds, (AGM Insured), Series 2007
0.000% due 09/01/2032 (b)	1,565	1,127

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Notes, (BAM Insured), Series 2017
5.000% due 05/01/2022	350	351

Irvine Unified School District, California Special Tax Notes, Series 2017
5.000% due 09/01/2022	1,625	1,648

Kern Community College District, California General Obligation Notes, Series 2020
0.000% due 08/01/2023 (b)	720	696

Lake Tahoe Community College District, California General Obligation Notes, Series 2021
3.000% due 08/01/2022	100	101
4.000% due 08/01/2023	100	103

Livermore, California Certificates of Participation Notes, Series 2020
4.000% due 10/01/2030	250	282

Long Beach Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 05/01/2023 (b)	100	98

Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2013
5.000% due 07/01/2022	335	338

Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2020
5.000% due 06/01/2024	1,500	1,598

Los Angeles Department of Airports, California Revenue Notes, Series 2022
5.000% due 05/15/2026	300	334

Los Angeles Department of Water & Power System, California Revenue Notes, Series 2018
5.000% due 07/01/2023	1,250	1,302
5.000% due 07/01/2024	1,665	1,778

Los Angeles Department of Water & Power, California Revenue Notes, Series 2022
5.000% due 07/01/2028 (a)	1,000	1,165

Metropolitan Water District of Southern California Revenue Bonds, Series 2017
0.650% due 07/01/2047 ~	750	748

Mount San Antonio Community College District, California General Obligation Notes, Series 2017
0.000% due 04/01/2022 (b)	1,900	1,900

Natomas Unified School District, California General Obligation Notes, Series 2020
5.000% due 08/01/2023	1,500	1,562

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	4,000	4,112

Northern California Power Agency Revenue Notes, Series 2019
5.000% due 08/01/2022	275	279

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	41

Schedule of Investments	PIMCO California Short Duration Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oakland Joint Powers Financing Authority, California Revenue Notes, Series 2018
5.000% due 11/01/2022	$1,000	$1,021
5.000% due 11/01/2023	1,000	1,050

Orange County, California Community Facilities District Special Tax Notes, Series 2016
5.000% due 08/15/2022	640	648
5.000% due 08/15/2023	930	964

Orange County, California Special Assessment Notes, Series 2018
3.000% due 09/02/2025	370	382

Orange County, California Transportation Authority Revenue Notes, Series 2021
4.000% due 10/15/2024	1,400	1,473

Orange County, California Water District Certificates of Participation Bonds, Series 2003
0.430% due 08/01/2042	3,000	3,000

Orange County, California Water District Certificates of Participation Notes, Series 2019
2.000% due 08/15/2023	1,150	1,152

Sacramento Area Flood Control Agency, California Special Assessment Notes, Series 2016
5.000% due 10/01/2023	500	524

Sacramento City Unified School District, California General Obligation Notes, (AGM Insured), Series 2021
4.000% due 07/01/2024	1,000	1,041

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.900% (US0003M + 0.550%) due 06/01/2034 ~	1,000	953

Sacramento County, California Water Financing Authority Revenue Notes, Series 2019
5.000% due 06/01/2023	170	177

Sacramento Municipal Utility District, California Revenue Bonds, Series 2019
5.000% due 08/15/2049	3,000	3,100

San Bernardino County, California Revenue Bonds, Series 2004
0.370% due 02/15/2027	1,600	1,600

San Diego Association of Governments South Bay Expressway, California Revenue Notes, Series 2017
5.000% due 07/01/2022	420	424

San Diego Public Facilities Financing Authority, California Revenue Notes, Series 2020
5.000% due 08/01/2023	300	313

San Diego Public Facilities Financing Authority, California Revenue Notes, Series 2021
5.000% due 10/15/2025	400	440

San Francisco, California City & County Finance Corp. Revenue Bonds, Series 2008
0.430% due 04/01/2030	5,000	5,000

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	2,500	2,502

San Juan Unified School District, California General Obligation Notes, Series 2019
4.000% due 08/01/2025	250	267

Santa Clara California Electric Revenue Notes, Series 2018
5.000% due 07/01/2024	500	534

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	3,000	2,760

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2028 (c)	250	264

South Orange County, California Public Financing Authority Special Tax Notes, Series 2018
5.000% due 08/15/2023	1,200	1,244

South Placer Wastewater Authority, California Revenue Bonds, Series 2020
5.000% due 11/01/2030	550	659

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 11/01/2032	$350	$429
5.000% due 11/01/2033	750	928

South Placer Wastewater Authority, California Revenue Notes, Series 2020
5.000% due 11/01/2029	250	296

Southern California Public Power Authority Revenue Notes, Series 2017
5.000% due 07/01/2023	1,000	1,041

Southern California Public Power Authority Revenue Notes, Series 2018
5.000% due 07/01/2022	340	343

Stockton Public Financing Authority, California Revenue Notes, (BAM Insured), Series 2018
5.000% due 10/01/2024	600	643

Tobacco Securitization Authority of Northern California Revenue Notes, Series 2021
0.450% due 06/01/2030	150	150

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2024	2,000	2,106
5.000% due 06/01/2026	1,000	1,093

University of California Revenue Notes, Series 2015
5.000% due 05/15/2022	1,250	1,256

University of California Revenue Notes, Series 2018
4.000% due 05/15/2024	1,000	1,045

Visalia Unified School District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	3,000	3,131

Whittier, California Revenue Notes, Series 2021
0.519% due 06/01/2024	700	667

		126,134

GUAM 0.7%

Guam Power Authority Revenue Notes, Series 2017
5.000% due 10/01/2023	1,000	1,042

ILLINOIS 1.4%

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	100	104

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	2,000	2,037

		2,141

LOUISIANA 0.3%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.125% due 06/01/2037	400	395

MICHIGAN 0.8%

Michigan Finance Authority Revenue Bonds, Series 2015
1.200% due 10/15/2030	500	453

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	764	750

		1,203

NEBRASKA 0.6%

Douglas County, Nebraska Revenue Bonds, Series 2021
1.040% due 07/01/2035 ~	1,000	1,004

NEW JERSEY 0.3%

New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (b)	500	473

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.9%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	$1,365	$1,398

NORTH CAROLINA 1.6%

Wake County, North Carolina General Obligation Notes, Series 2018
5.000% due 03/01/2024	2,350	2,491

OREGON 0.2%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2027	300	341

PENNSYLVANIA 0.6%

Bethlehem Area School District Authority, Pennsylvania Revenue Notes, Series 2021
0.538% due 01/01/2030 ~	995	988

PUERTO RICO 1.0%

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2027	1,000	1,130

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Notes, Series 2018
0.000% due 07/01/2027 (b)	570	488

		1,618

TENNESSEE 0.7%

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,000	1,064

WEST VIRGINIA 0.3%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	528	534

Total Municipal Bonds & Notes (Cost $144,154)		142,019

SHORT-TERM INSTRUMENTS 3.6%

REPURCHASE AGREEMENTS (d) 0.5%
		775

MUNICIPAL BONDS & NOTES 3.1%

California Statewide Communities Development Authority Revenue Notes, Series 2021
0.518% due 04/01/2022	1,000	1,000

Los Angeles, California Revenue Notes, Series 2021
4.000% due 06/23/2022	1,500	1,510

Riverside County, California Revenue Notes, Series 2021
0.500% due 10/20/2022	1,000	996

San Diego Unified School District, California Revenue Notes, Series 2021
4.000% due 06/30/2022	1,250	1,260

Total Municipal Bonds & Notes (Cost $4,777)		4,766

Total Short-Term Instruments (Cost $5,552)		5,541

Total Investments in Securities (Cost $149,706)		147,560

42	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.3%

SHORT-TERM INSTRUMENTS 8.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.3%

PIMCO Short-Term Floating NAV Portfolio III	1,322,372	$12,840

Total Short-Term Instruments (Cost $12,842)		12,840

Total Investments in Affiliates (Cost $12,842)		12,840

Total Investments 103.8% (Cost $162,548)		$160,400

Other Assets and Liabilities, net (3.8)%		(5,924)

Net Assets 100.0%		$154,476

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$775	U.S. Treasury Bills 0.000% due 08/04/2022	$(791)	$775	$775

Total Repurchase Agreements						$(791)	$775	$775

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$775	$0	$0	$775	$(791)	$(16)

Total Borrowings and Other Financing Transactions	$775	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	43

Schedule of Investments	PIMCO California Short Duration Municipal Income Fund	(Cont.)	March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,193	$0	$1,193
California	0	126,134	0	126,134
Guam	0	1,042	0	1,042
Illinois	0	2,141	0	2,141
Louisiana	0	395	0	395
Michigan	0	1,203	0	1,203
Nebraska	0	1,004	0	1,004
New Jersey	0	473	0	473
New York	0	1,398	0	1,398
North Carolina	0	2,491	0	2,491
Oregon	0	341	0	341
Pennsylvania	0	988	0	988
Puerto Rico	0	1,618	0	1,618

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Tennessee	$0	$1,064	$0	$1,064
West Virginia	0	534	0	534
Short-Term Instruments
Repurchase Agreements	0	775	0	775
Municipal Bonds & Notes	0	4,766	0	4,766

	$0	$147,560	$0	$147,560

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,840	$0	$0	$12,840

Total Investments	$12,840	$147,560	$0	$160,400

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

44	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.9%

CORPORATE BONDS & NOTES 2.4%

BANKING & FINANCE 1.2%

Benloch Ranch Improvement Association No. 2
10.000% due 12/01/2051 «	$18,000	$17,567

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (c)	34,653	10,286

VM Fund LLC
8.625% due 02/28/2031 «	6,018	5,720

		33,573

INDUSTRIALS 1.1%

AdventHealth Obligated Group
2.795% due 11/15/2051	4,000	3,384

CAN Community Health, Inc.
8.500% due 03/01/2028	5,850	6,157

Claremont Mckenna College
3.775% due 01/01/2122	2,000	1,709

Tower Health
4.451% due 02/01/2050	14,189	10,926

Wild Rivers Water Park
8.500% due 11/01/2051	7,500	6,814

		28,990

UTILITIES 0.1%

Pacific Gas & Electric Co.
3.250% due 06/15/2023	50	50
3.300% due 03/15/2027	200	192
3.300% due 12/01/2027	100	94
3.450% due 07/01/2025	100	98
3.750% due 07/01/2028	100	96
3.850% due 11/15/2023	150	151
4.250% due 08/01/2023	100	101
4.550% due 07/01/2030	550	547
4.950% due 07/01/2050	550	520

Talen Energy Supply LLC
6.500% due 06/01/2025	5,575	1,412

		3,261

Total Corporate Bonds & Notes (Cost $73,694)		65,824

MUNICIPAL BONDS & NOTES 90.2%

ALABAMA 2.5%

Alabama Special Care Facilities Financing Authority-Birmingham, Alabama Revenue Bonds, Series 2016
5.750% due 06/01/2045	800	813

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 12/01/2052	10,000	10,681

Central Etowah County, Alabama Solid Waste Disposal Authority Revenue Bonds, Series 2020
6.000% due 07/01/2045	1,855	1,713

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
0.000% due 10/01/2046 (d)	7,000	7,142

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (d)	9,675	9,858
6.500% due 10/01/2053	11,550	12,866

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	2,000	2,351

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
1.004% (0.67*US0001M + 0.850%) due 06/01/2049 ~	2,000	2,000
1.054% (0.67*US0001M + 0.900%) due 04/01/2049 ~	3,000	3,002

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	$4,645	$4,560
5.250% due 05/01/2044	15,000	15,409

		70,395

ALASKA 0.0%

Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^(a)	1,400	58

		58

ARIZONA 1.8%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 01/01/2040	1,000	712
4.500% due 01/01/2049	2,400	1,690
4.750% due 01/01/2039	1,000	689
5.000% due 01/01/2040	1,045	735
5.000% due 01/01/2043	1,000	683
5.000% due 01/01/2049	4,265	2,882
5.000% due 01/01/2054	11,800	8,824
5.125% due 01/01/2054	2,365	1,699

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	10,000	11,335

Arizona Industrial Development Authority Revenue Notes, Series 2019
5.000% due 01/01/2023	455	431
5.000% due 01/01/2024	480	440
5.000% due 01/01/2025	500	449

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	2,089

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2049	3,500	3,551

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
5.000% due 09/01/2042	4,000	4,586

Maricopa County, Arizona School District No 83-Cartwright Elementary Revenue Bonds, Series 2020
4.000% due 10/01/2044	8,320	8,486

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2038	1,250	1,300

		50,581

ARKANSAS 0.3%

Arkansas Development Finance Authority Revenue Bonds, Series 2019
4.500% due 09/01/2049	8,500	8,667

CALIFORNIA 7.6%

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	3,145	3,382

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	11,750	11,361

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2043	2,230	2,018
4.000% due 08/01/2047	6,000	5,174
4.000% due 02/01/2056	7,250	6,246

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	1,480	1,481

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
5.000% due 06/01/2049	1,000	1,083

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	$5,000	$5,480

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (e)	23,750	26,509

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2036	3,000	3,167
4.000% due 04/01/2038	7,225	7,576
4.000% due 04/01/2040	1,000	1,041

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2035 (c)	1,360	630
4.125% due 01/01/2035	500	471
5.000% due 01/01/2055	1,000	1,004

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.000% due 01/01/2061 (c)	12,960	1,155

California Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500	501

California Municipal Finance Authority Revenue Bonds, Series 2016
5.000% due 11/01/2046	1,000	1,077

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	1,650	1,669

California Municipal Finance Authority Revenue Bonds, Series 2020
5.000% due 07/01/2052	1,070	1,103

California Municipal Finance Authority Revenue Bonds, Series 2021
5.000% due 12/01/2036	175	192
5.000% due 12/01/2054	1,000	1,080

California Municipal Finance Authority Revenue Notes, Series 2019
4.000% due 07/15/2029	5,700	5,815

California Municipal Finance Authority Revenue Notes, Series 2021
3.637% due 07/01/2030	3,490	3,417
5.000% due 12/01/2030	105	116

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	1,022

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,500	1,627

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2039 ^(a)	6,000	300
7.500% due 12/01/2040	2,000	1,408

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	3,000	3,330

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	750	773
5.000% due 06/01/2046	2,590	2,673
5.000% due 08/01/2046	1,500	1,603
5.000% due 06/01/2051	1,000	1,026

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	1,900	1,981
5.250% due 12/01/2056	5,850	6,397

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 12/01/2053	7,000	7,147
5.500% due 12/01/2058	5,000	5,672

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	7,310	7,434

Chino Public Financing Authority, California Special Tax Bonds, Series 2012
5.000% due 09/01/2026	1,225	1,244
5.000% due 09/01/2034	1,300	1,320

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	45

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
4.000% due 08/01/2056	$6,250	$5,611
4.000% due 10/01/2056	7,500	6,908

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (d)	23,500	14,201
5.000% due 09/01/2037	4,000	4,032

Firebaugh, California Revenue Bonds, Series 2019
4.000% due 08/01/2039	1,210	1,167

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.500% due 01/15/2053	6,250	6,324

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	2,000	2,123

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	11,717	1,430
3.850% due 06/01/2050	7,000	6,745

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2045	2,530	2,765
5.000% due 07/01/2061	6,000	6,448

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	2,035

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	1,000	1,068

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2050	1,500	1,479

San Francisco, California Special Tax District, City & County Special Tax Bonds, Series 2021
4.000% due 09/01/2046	1,250	1,264

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2038	1,500	1,600
6.250% due 10/01/2040	1,000	1,066

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (c)	18,000	3,058

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
0.000% due 06/01/2046 (c)	18,000	3,637

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (c)	10,635	1,896

		212,562

COLORADO 1.8%

Aurora Highlands Community Authority Board, Colorado Revenue Bonds, Series 2021
5.750% due 12/01/2051	6,000	5,645

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (e)	3,000	3,208

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	1,250	1,283

Colorado Health Facilities Authority Revenue Bonds, Series 2017
5.000% due 06/01/2031	3,760	4,267

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	5,000	5,188

Colorado Health Facilities Authority Revenue Bonds, Series 2020
4.000% due 09/01/2045	1,000	1,040
4.000% due 09/01/2050	2,800	2,897

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (e)	7,000	7,420

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2016
5.750% due 12/01/2036	$1,000	$1,022
6.000% due 12/01/2046	1,450	1,482

Longs Peak Metropolitan District, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	3,000	2,743

Prairie Center Metropolitan District No. 3, Colorado Revenue Bonds, Series 2017
5.000% due 12/15/2041	875	894

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,556

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	4,300	4,024

Sterling Ranch Community Authority Board, Colorado Revenue Bonds, Series 2017
5.000% due 12/01/2030	1,500	1,548
7.500% due 12/15/2047	2,000	2,035

Transport Metropolitan District No 3, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2051	2,000	2,057

Village Metropolitan District, Colorado General Obligation Bonds, Series 2020
5.000% due 12/01/2049	1,200	1,270

		50,579

CONNECTICUT 0.3%

Connecticut State General Obligation Bonds, Series 2019
5.000% due 04/15/2036	2,300	2,642

Connecticut State General Obligation Bonds, Series 2020
4.000% due 06/01/2036	1,800	1,938
4.000% due 06/01/2037	1,000	1,071
4.000% due 06/01/2039	1,200	1,278

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 01/01/2055	1,750	1,832

		8,761

DISTRICT OF COLUMBIA 0.0%

District of Columbia Revenue Bonds, Series 2017
5.000% due 07/01/2052	1,000	1,013

District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	50	53

		1,066

FLORIDA 2.6%

Alachua County, Florida Health Facilities Authority Revenue Bonds, Series 2012
8.000% due 10/01/2042	1,000	1,052
8.000% due 10/01/2046	1,250	1,315

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2017
7.000% due 07/01/2052 ^(a)	4,365	1,310

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
5.000% due 07/01/2033 ^(a)	1,500	608
5.000% due 07/01/2043 ^(a)	950	219
5.250% due 07/01/2048 ^(a)	900	207
7.500% due 07/01/2053 ^(a)	1,000	35

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
0.000% due 01/01/2060 (c)	22,070	2,025

Florida Development Finance Corp. Revenue Bonds, Series 2017
6.125% due 06/15/2047	5,300	5,366

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida Development Finance Corp. Revenue Bonds, Series 2019
6.250% due 01/01/2049	$5,600	$5,628
6.500% due 01/01/2049	3,790	3,797
7.375% due 01/01/2049	2,750	2,905

Highlands County, Florida Health Facilities Authority Revenue Bonds, Series 2018
6.000% due 04/01/2038 ^(a)	500	235

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (c)	2,815	2,008

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	3,000	3,198

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2032 (c)	1,000	687
0.000% due 10/01/2033 (c)	1,680	1,114
0.000% due 10/01/2035 (c)	1,250	762

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2014
7.500% due 06/01/2049	1,000	1,030

Palm Beach County, Florida Revenue Bonds, Series 2021
5.000% due 06/01/2057	1,000	1,070

Polk County, Florida Industrial Development Authority Revenue Bonds, Series 2020
5.875% due 01/01/2033	9,500	10,611

Pompano Beach, Florida General Obligation Bonds, Series 2018
4.000% due 07/01/2043	6,000	6,412

Pompano Beach, Florida Revenue Bonds, Series 2020
4.000% due 09/01/2050	3,250	3,206

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	7,000	7,854

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
5.000% due 08/15/2042 (e)	3,000	3,390

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2040 (c)	1,000	496
0.000% due 09/01/2041 (c)	1,000	474
4.000% due 07/01/2045	3,000	3,092

Village Community Development District No. 10, Florida Special Assessment Bonds, Series 2014
5.750% due 05/01/2031	1,490	1,542

		71,648

GEORGIA 3.0%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040 ^(a)	1,600	848

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2032	1,000	1,168
5.000% due 07/01/2034	1,000	1,159
5.000% due 07/01/2036	1,650	1,904
5.000% due 07/01/2038	1,000	1,149

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	9,000	9,251
4.125% due 11/01/2045	2,000	2,060

Columbus Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2054	7,315	8,466

Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2021
4.000% due 04/01/2056	500	432

Gainesville & Hall County, Georgia Development Authority Revenue Bonds, Series 2017
5.125% due 03/01/2052	1,620	1,313

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	15,035	15,830

46	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	$14,200	$15,051

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
4.000% due 01/01/2049	2,000	2,052
5.000% due 01/01/2049	11,000	12,083
5.000% due 01/01/2059	2,000	2,194
5.000% due 01/01/2063	3,300	3,626

Municipal Electric Authority of Georgia Revenue Bonds, Series 2020
5.000% due 01/01/2045	2,000	2,289
5.000% due 01/01/2050	1,250	1,423

		82,298

GUAM 0.1%

Guam Department of Education Certificates of Participation Bonds, Series 2020
5.000% due 02/01/2040	1,500	1,588

ILLINOIS 10.9%

Belleville, Illinois Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	1,000	1,011

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	3,500	3,683

Chicago Board of Education, Illinois General Obligation Bonds, Series 2017
5.000% due 12/01/2046	6,000	6,377

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2031	4,045	4,396
5.000% due 12/01/2032	4,000	4,342
5.000% due 12/01/2046	7,000	7,474

Chicago Board of Education, Illinois General Obligation Bonds, Series 2021
5.000% due 12/01/2034	3,890	4,253

Chicago Board of Education, Illinois General Obligation Bonds, Series 2022
4.000% due 12/01/2043	8,000	7,875

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	2,000	2,170

Chicago Board of Education, Illinois General Obligation Notes, Series 2019
0.000% due 12/01/2025 (c)	2,640	2,367
0.000% due 12/01/2026 (c)	2,700	2,340

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2039	4,000	4,409
5.000% due 01/01/2048	9,300	10,305

Chicago Transit Authority, Illinois Revenue Bonds, Series 2014
5.250% due 12/01/2049	5,000	5,368

Chicago Transit Authority, Illinois Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,250	1,316
4.000% due 12/01/2055	1,500	1,555
5.000% due 12/01/2055	2,500	2,782

Chicago, Illinois General Obligation Bonds, Series 2005
5.500% due 01/01/2037	7,035	7,532

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	3,350	3,579

Chicago, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2030	890	925
5.250% due 01/01/2033	4,250	4,436

Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2033	6,000	6,431

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2029	4,000	4,443
5.625% due 01/01/2030	10,000	11,081
5.750% due 01/01/2034	3,120	3,458
6.000% due 01/01/2038	13,000	14,567

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, Series 2021
4.000% due 01/01/2049	$2,201	$2,112

Chicago, Illinois General Obligation Notes, Series 2020
5.000% due 01/01/2030	5,780	6,387

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
5.000% due 11/01/2042	4,000	4,071

Exceptional Children Have Opportunities, Illinois Revenue Bonds, Series 2020
4.000% due 12/01/2036	680	715

Illinois Finance Authority Revenue Bonds, Series 2015
5.250% due 05/15/2050	1,650	1,802

Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	2,500	2,662

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037 ^(a)	2,720	1,875
5.125% due 02/15/2045 ^(a)	3,000	2,017

Illinois Finance Authority Revenue Bonds, Series 2018
5.000% due 12/01/2043 ^(a)	817	2
5.000% due 12/01/2053 ^(a)	583	1
5.800% due 12/01/2053 ^(a)	970	0

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	2,000	1,994
5.000% due 11/01/2035	4,900	5,198
5.000% due 11/01/2040	1,100	1,156
5.000% due 11/01/2049	1,700	1,762

Illinois Finance Authority Revenue Bonds, Series 2020
4.000% due 08/15/2039	5,370	5,717

Illinois Finance Authority Revenue Bonds, Series 2021
4.000% due 05/01/2045	3,830	4,025

Illinois State General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 02/01/2031	1,500	1,567

Illinois State General Obligation Bonds, Series 2014
5.000% due 05/01/2025	2,550	2,701
5.000% due 02/01/2026	2,000	2,109
5.250% due 02/01/2029	845	895

Illinois State General Obligation Bonds, Series 2016
3.500% due 06/01/2029	2,000	2,042
4.000% due 06/01/2032	3,170	3,269

Illinois State General Obligation Bonds, Series 2017
5.000% due 12/01/2038	1,000	1,077

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	4,000	4,198

Illinois State General Obligation Bonds, Series 2020
4.000% due 10/01/2033	20,000	20,625
4.125% due 10/01/2036	2,000	2,063

Illinois State General Obligation Notes, Series 2014
4.000% due 02/01/2024	2,805	2,892

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	5,000	5,093
5.000% due 11/01/2025	4,195	4,543

Illinois State General Obligation Notes, Series 2018
5.000% due 05/01/2028	4,295	4,765

Illinois State General Obligation Notes, Series 2019
5.000% due 11/01/2026	10,000	10,943

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	2,650	3,081

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,115	3,212

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	3,500	3,389
3.000% due 06/15/2033	2,785	2,650

Illinois State Revenue Bonds, Series 2018
4.750% due 06/15/2043	10,000	10,578

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2022	5,190	5,224

Illinois State Revenue Notes, Series 2016
4.000% due 06/15/2025	155	162

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2031	2,000	2,364

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (c)	$10,000	$3,842

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 06/15/2034 (c)	4,000	2,506
0.000% due 06/15/2035 (c)	5,000	2,997

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
0.000% due 12/15/2047 (d)	2,500	1,662

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
4.000% due 06/15/2052	19,500	19,305

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2037	3,500	3,892

Southwestern Illinois Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	730

		304,347

INDIANA 1.2%

Indiana Finance Authority Revenue Bonds, Series 2010
3.000% due 11/01/2030	5,500	5,153

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	5,500	5,153

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	29,725	23,258

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000	1,019

		34,583

IOWA 1.5%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
0.438% due 08/15/2032	7,625	7,587

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
0.683% due 08/15/2029	9,920	9,908

Iowa Finance Authority Revenue Bonds, Series 2014
5.400% due 11/15/2046 ^	1,847	1,994

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2021
0.000% due 06/01/2065 (c)	163,820	21,149

		40,638

KANSAS 0.1%

Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^(a)	3,520	757

Wichita, Kansas Revenue Bonds, Series 2016
5.250% due 12/01/2036	500	235

Wyandotte County-Kansas City Unified Government Revenue Bonds, Series 2018
4.500% due 06/01/2040	1,060	1,025

		2,017

KENTUCKY 1.1%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	2,350	2,268
6.250% due 11/15/2046	1,150	1,108

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2021
5.000% due 07/01/2050	5,670	5,635

Kentucky Economic Development Finance Authority Revenue Notes, Series 2021
4.250% due 07/01/2031	2,130	2,080

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,000	2,060

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	47

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kentucky Public Energy Authority Revenue Notes, Series 2018
4.000% due 06/01/2025	$6,505	$6,763

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2037	1,250	1,351
4.000% due 11/01/2038	350	378
5.000% due 11/01/2032	2,815	3,218

Kentucky State Property & Building Commission Revenue Notes, Series 2019
5.000% due 11/01/2023	1,555	1,630

Owen County, Kentucky Revenue Bonds, Series 2019
2.450% due 06/01/2039	1,000	997

Trimble County, Kentucky Revenue Bonds, Series 2016
1.300% due 09/01/2044	4,250	3,892

		31,380

LOUISIANA 0.9%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045 (e)	7,000	7,346

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	5,600	6,636

Parish of St James, Louisiana Revenue Bonds, Series 2011
5.850% due 08/01/2041	4,500	4,855

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.000% due 06/01/2037	3,320	3,304
2.100% due 06/01/2037	1,540	1,518
2.125% due 06/01/2037	2,000	1,973

		25,632

MAINE 0.4%

Finance Authority of Maine Revenue Bonds, Series 2017
5.375% due 12/15/2033 ^(a)	2,000	1,100

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	4,000	4,162

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	5,400	5,788

		11,050

MARYLAND 0.4%

Maryland Economic Development Corp. Revenue Bonds, Series 2020
4.250% due 07/01/2050	1,400	1,448
5.000% due 07/01/2050	1,150	1,263

Maryland Economic Development Corp. Revenue Bonds, Series 2021
3.997% due 04/01/2034	3,735	3,574

Maryland Economic Development Corp. Tax Allocation Bonds, Series 2020
4.000% due 09/01/2040	1,000	998
4.000% due 09/01/2050	3,000	2,928

		10,211

MASSACHUSETTS 0.1%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	3,580	3,836

MICHIGAN 2.8%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	7,005	8,069

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	$17,000	$14,841

Gerald R Ford International Airport Authority, Michigan Revenue Bonds, Series 2021
5.000% due 01/01/2051	4,500	5,125

Grand Traverse Academy, Michigan Revenue Bonds, Series 2007
5.000% due 11/01/2036	1,200	1,092

Michigan Finance Authority Revenue Bonds, Series 2014
4.500% due 10/01/2029	8,385	8,605
5.000% due 07/01/2033	2,000	2,117
5.000% due 07/01/2044	4,500	4,544

Michigan Finance Authority Revenue Bonds, Series 2016
5.000% due 11/15/2041	3,000	3,300

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 02/15/2047	3,500	3,708
4.000% due 12/01/2049	4,145	4,279

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2045 (c)	15,000	4,384
4.800% due 09/01/2040	235	224
5.000% due 09/01/2050	380	357

Michigan Finance Authority Revenue Notes, Series 2014
3.875% due 10/01/2023	3,000	3,040

Michigan Finance Authority Revenue Notes, Series 2020
4.300% due 09/01/2030	135	130

Michigan State University Revenue Bonds, Series 2022
4.165% due 08/15/2122	2,500	2,443

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (c)	43,000	5,195
0.000% due 06/01/2058 (c)	145,250	6,949

		78,402

MINNESOTA 0.3%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2041	750	810

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	5,000	5,285

St Paul Park, Minnesota Revenue Bonds, Series 2018
4.375% due 05/01/2048	600	607
5.000% due 05/01/2053	2,500	2,576

		9,278

MISSOURI 0.4%

Ferguson, Missouri Certificates of Participation Notes, Series 2013
2.625% due 04/01/2023	335	332

Grindstone Plaza Transportation Development District, Missouri Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	223
5.550% due 10/01/2036	45	37

Kansas City Industrial Development Authority, Missouri Revenue Bonds, Series 2020
4.000% due 03/01/2039	7,000	7,257

Lees Summit Industrial Development Authority, Missouri Revenue Bonds, Series 2016
5.000% due 08/15/2051	1,450	1,501

St. Louis Land Clearance for Redevelopment Authority, Missouri Revenue Bonds, Series 2017
5.125% due 06/01/2046	2,355	2,510

		11,860

MONTANA 0.1%

Hardin, Montana Tax Allocation Bonds, Series 2006
6.250% due 09/01/2031 ^	830	166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kalispell, Montana Revenue Bonds, Series 2017
5.250% due 05/15/2047	$1,500	$1,546

		1,712

NEBRASKA 0.2%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,075

NEVADA 0.6%

Clark County, Nevada School District General Obligation Bonds, (AGM Insured), Series 2020
4.000% due 06/15/2039	1,415	1,523

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	3,600	3,560

Nevada Department of Business & Industry State Revenue Bonds, Series 2017
5.125% due 12/15/2037	2,404	2,052

Nevada Department of Business & Industry State Revenue Bonds, Series 2018
6.950% due 02/15/2038	4,125	4,135

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	38,500	4,468

		15,738

NEW HAMPSHIRE 0.3%

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2020
5.000% due 08/01/2059	6,000	7,720

NEW JERSEY 4.4%

Atlantic City, New Jersey General Obligation Bonds, (AGM Insured), Series 2017
5.000% due 03/01/2037	1,500	1,679

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	1,040	1,092

New Jersey Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.500% due 09/01/2029	5,055	5,965

New Jersey Economic Development Authority Revenue Bonds, Series 2015
5.250% due 06/15/2040	1,500	1,624

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.500% due 06/15/2029	5,000	5,758

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	17,000	18,852
5.250% due 09/01/2027	17,555	19,782

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,250	2,509

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2045	4,950	5,518

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 07/01/2051	8,000	8,482

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2031	8,000	8,734

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.000% due 06/15/2046	2,500	2,669
5.250% due 06/15/2041	1,000	1,080

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2039	2,000	2,064

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2022
4.000% due 06/15/2039	2,000	2,067

48	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	$2,000	$2,268

South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2039	2,500	2,642

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2030	5,065	5,650
5.000% due 06/01/2046	13,505	14,587
5.250% due 06/01/2046	4,000	4,422

Union County, New Jersey Improvement Authority Revenue Bonds, Series 2021
8.500% due 06/01/2041	6,000	5,440

		122,884

NEW MEXICO 0.2%

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	5,000	5,378

NEW YORK 9.9%

Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	3,000	3,249

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	6,500	6,716

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2020
5.000% due 07/01/2051	1,500	1,625

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (e)	1,750	1,710

Huntington Local Development Corp., New York Revenue Notes, Series 2021
4.000% due 07/01/2027	5,000	4,960

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2019
5.000% due 11/15/2044	6,000	6,650

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.250% due 11/15/2056	1,000	1,098

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2031	4,415	4,891

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2020
4.000% due 11/15/2049	7,500	7,651

Metropolitan Transportation Authority, New York Revenue Notes, Series 2018
5.000% due 11/15/2026	2,200	2,438

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	11,680	11,729
5.000% due 09/01/2022	6,365	6,453

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	5,705	5,845

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
5.000% due 12/01/2031	1,500	1,755
5.000% due 12/01/2033	1,000	1,166

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	8,735	9,093

New York City Housing Development Corp. Revenue Bonds, Series 2014
4.500% due 02/15/2048	3,000	3,002

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (e)	2,000	1,916

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 08/01/2036	$6,555	$7,487

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 11/01/2037	4,000	4,227
4.000% due 05/01/2041	4,610	4,807

New York City Trust for Cultural Resources, New York Revenue Bonds, Series 2020
4.000% due 12/01/2033	500	549
4.000% due 12/01/2034	2,000	2,177

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2021
4.000% due 08/01/2036	7,350	7,857

New York City, New York Water & Sewer System Revenue Bonds, Series 2020
4.000% due 06/15/2043	5,000	5,320

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2055 (c)	133,600	12,111
0.000% due 06/01/2060 (c)	210,000	7,425

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	6,125	7,523

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	13,675	14,326
5.375% due 11/15/2040	4,000	4,249

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	4,440	4,749

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	6,000	6,121

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2038	4,625	5,344
5.000% due 03/15/2042	4,000	4,465

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	6,000	6,575
5.000% due 01/01/2033	6,750	7,371
5.000% due 01/01/2036	1,500	1,632

New York Transportation Development Corp. Revenue Bonds, Series 2020
4.375% due 10/01/2045	16,500	16,922
5.000% due 10/01/2040	1,885	2,083
5.250% due 08/01/2031	8,985	9,800

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	4,000	4,246
5.000% due 01/01/2028	1,000	1,103

New York Transportation Development Corp. Revenue Notes, Series 2021
2.250% due 08/01/2026	3,200	3,089

Port Authority of New York & New Jersey Revenue Bonds, Series 2015
5.000% due 10/15/2029	5,000	5,449

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.375% due 11/01/2054	4,000	3,561

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	38,980	4,883

Syracuse Industrial Development Agency, New York Revenue Bonds, (SGI Insured), Series 2007
5.693% due 01/01/2028	11,480	11,358

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	4,500	4,663

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2030	7,960	8,756
5.000% due 06/01/2034	1,500	1,641

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	$1,000	$875
5.250% due 09/15/2053	2,500	2,142

		276,833

NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043	7,940	4,983

OHIO 4.3%

Adams County, Ohio Revenue Bonds, Series 2019
6.900% due 10/01/2049	7,500	7,496

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.250% due 06/01/2037	3,175	3,202

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	130,880	19,483
4.000% due 06/01/2048	9,900	9,941
5.000% due 06/01/2055	19,775	20,594

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2033	1,170	1,255
5.000% due 12/01/2035	1,200	1,283
5.000% due 12/01/2037	650	692
5.000% due 12/01/2039	1,425	1,512

Geisinger Authority, Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2047	6,000	6,201

Hamilton County, Ohio Revenue Bonds, Series 2012
5.500% due 06/01/2042	5,000	5,036

Lake County, Ohio Port & Economic Development Authority Revenue Bonds, Series 2017
6.500% due 12/01/2037 ^(a)	1,100	374
6.750% due 12/01/2052 ^(a)	650	221

Montgomery County, Ohio Revenue Bonds, Series 2018
6.000% due 04/01/2038 ^(a)	2,985	1,403
6.250% due 04/01/2049 ^(a)	6,520	3,064

Northeast Ohio Medical University Revenue Bonds, Series 2021
4.000% due 12/01/2035	300	314
4.000% due 12/01/2045	225	230

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	6,495	6,433

Ohio Air Quality Development Authority Revenue Bonds, Series 2007
2.500% due 11/01/2042	3,500	3,428

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
2.875% due 02/01/2026	5,000	4,914

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	3,500	3,640

Ohio State Revenue Bonds, Series 2020
4.000% due 11/15/2036	1,000	1,055
4.000% due 11/15/2040	1,110	1,166

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2033 (e)	5,000	5,425

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2009
4.375% due 06/01/2033	1,000	1,003

Southern Ohio Port Authority Revenue Bonds, Series 2020
7.000% due 12/01/2042	6,500	6,381

Southern Ohio Port Authority Revenue Notes, Series 2020
6.500% due 12/01/2030	2,000	1,979
13.000% due 12/01/2027	2,700	2,839

		120,564

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	49

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OKLAHOMA 0.4%

Oklahoma Development Finance Authority Revenue Bonds, Series 2021
8.000% due 12/01/2041	$7,500	$6,632

Oklahoma Development Finance Authority Revenue Notes, Series 2020
1.625% due 07/06/2023	1,750	1,735

Oklahoma Turnpike Authority Revenue Bonds, Series 2018
4.000% due 01/01/2048	3,000	3,163

Payne County, Oklahoma Economic Development Authority Revenue Bonds, Series 2016
6.625% due 11/01/2036 ^(a)	526	1
6.875% due 11/01/2046 ^(a)	1,081	3
7.000% due 11/01/2051 ^(a)	2,163	5

		11,539

OREGON 0.7%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2017
5.000% due 11/15/2052	1,500	1,549

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2018
5.000% due 05/15/2052	355	365

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
4.000% due 08/15/2045 (e)	5,000	5,233

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031 ^(a)	26,000	1,898

Oregon State Business Development Commission Revenue Bonds, Series 2018
6.500% due 04/01/2031 ^(a)	8,230	601

Oregon State Business Development Commission Revenue Bonds, Series 2020
0.000% due 04/01/2037 ^(a)(d)	2,545	186

Oregon State Facilities Authority Revenue Bonds, Series 2020
5.000% due 10/01/2040	1,750	2,001

Portland, Oregon Water System Revenue Bonds, Series 2019
5.000% due 05/01/2044	7,500	8,776

		20,609

PENNSYLVANIA 2.8%

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	7,280	9,133

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2032	1,000	1,122
5.000% due 06/01/2035	4,000	4,467

Franklin County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 12/01/2053	1,650	1,709

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (e)	6,000	6,652

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050 (e)	9,000	9,367

General Authority of Southcentral Pennsylvania Revenue Bonds, Series 2018
6.500% due 07/15/2048	4,200	4,621

Mercer County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2020
6.125% due 10/01/2050	2,985	2,932

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
4.000% due 09/01/2049	2,200	2,261

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
1.201% (0.7*US0001M + 1.040%) due 08/15/2048 ~	2,000	2,006

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	$16,000	$19,046

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 06/01/2036	5,750	6,274

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
4.000% due 12/01/2043	5,000	5,279

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	3,500	3,530

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2018
5.000% due 07/01/2035	750	782

		79,181

PUERTO RICO 10.7%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (c)	194,500	11,354

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	44,491	23,970
1.000% due 11/01/2051	50,906	24,626
6.200% due 07/01/2039 «	5,000	111

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033	3,334	1,930
0.000% due 07/01/2033 (c)	3,394	1,966
4.000% due 07/01/2033	5,228	5,117
4.000% due 07/01/2035	4,699	4,549
4.000% due 07/01/2037	4,033	3,886
4.000% due 07/01/2041	5,484	5,228
4.000% due 07/01/2046	5,703	5,389
5.750% due 07/01/2031	5,513	6,293

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024	1,332	1,217
0.000% due 07/01/2024 (c)	1,357	1,239
5.250% due 07/01/2023	5,839	5,983
5.375% due 07/01/2025	5,823	6,149
5.625% due 07/01/2027	5,770	6,309
5.625% due 07/01/2029	5,676	6,341

Employees Retirement of Puerto Rico Bonds, Series 2022
6.300% due 07/01/2038 «	2,000	45

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	31,608	29,711

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series 2012
5.250% due 07/01/2042	5,000	5,048

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.664% (0.67*US0003M + 0.520%) due 07/01/2029 ~	9,245	9,338

Puerto Rico Electric Power Authority Revenue Bonds, Series 2005
4.625% due 07/01/2030 ^(a)	10	9

Puerto Rico Electric Power Authority Revenue Bonds, Series 2007
5.000% due 07/01/2022 ^(a)	50	48
5.000% due 07/01/2026 ^(a)	10	10

Puerto Rico Electric Power Authority Revenue Bonds, Series 2008
5.375% due 07/01/2024 ^(a)	55	53

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
3.750% due 07/01/2022 ^(a)	100	91
3.875% due 07/01/2023 ^(a)	75	68
4.500% due 07/01/2023 ^(a)	15	14
4.600% due 07/01/2024 ^(a)	50	48
4.625% due 07/01/2025 ^(a)	35	33
4.750% due 07/01/2026 ^(a)	245	234
4.750% due 07/01/2027 ^(a)	50	48

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 07/01/2022 ^(a)	$35	$34
5.000% due 07/01/2024 ^(a)	50	48
5.000% due 07/01/2025 ^(a)	25	24
5.000% due 07/01/2026 ^(a)	65	62
5.250% due 07/01/2022 ^(a)	420	404
5.250% due 07/01/2025 ^(a)	25	24
5.250% due 07/01/2026 ^(a)	670	645
5.250% due 07/01/2027 ^(a)	140	135
5.250% due 07/01/2031 ^(a)	30	29

Puerto Rico Electric Power Authority Revenue Bonds, Series 2013
7.000% due 07/01/2040 ^(a)	20	20

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 1998
4.750% due 07/01/2038 ^(a)	1,030	621
5.000% due 07/01/2022 ^(a)	995	164
5.000% due 07/01/2038 ^(a)	10	6

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2003
5.000% due 07/01/2022 ^(a)	265	160
5.000% due 07/01/2023 ^(a)	390	64
5.000% due 07/01/2028 ^(a)	8,000	1,320
5.000% due 07/01/2033 ^(a)	1,695	1,021
5.000% due 07/01/2042 ^(a)	13,320	8,025
5.450% due 07/01/2035	655	395

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2005
5.000% due 07/01/2022 ^(a)	1,500	904
5.000% due 07/01/2024 ^(a)	145	87
5.000% due 07/01/2025 ^(a)	90	54
5.000% due 07/01/2026 ^(a)	5,305	3,196
5.000% due 07/01/2027 ^(a)	355	214

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2007
5.000% due 07/01/2022 ^(a)	1,000	602
5.000% due 07/01/2023 ^(a)	945	569
5.000% due 07/01/2025 ^(a)	255	154
5.000% due 07/01/2026 ^(a)	280	169
5.000% due 07/01/2032 ^(a)	810	488
5.000% due 07/01/2046 ^(a)	19,525	11,764
5.500% due 07/01/2022 ^(a)	25	15
5.500% due 07/01/2023 ^(a)	170	102
5.500% due 07/01/2024 ^(a)	2,670	1,609

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	87,973	26,994
0.000% due 07/01/2051 (c)	65,500	14,582
4.750% due 07/01/2053	15,006	15,781
5.000% due 07/01/2058	3,946	4,205

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,550	1,607
4.784% due 07/01/2058	33,924	35,750

		298,502

RHODE ISLAND 0.3%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (c)	12,580	2,073

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	4,000	4,243
5.000% due 06/01/2050	2,500	2,633

		8,949

SOUTH CAROLINA 0.6%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
4.000% due 12/01/2044 (e)	7,650	7,871
5.000% due 12/01/2046	4,000	4,525

South Carolina Public Service Authority Revenue Bonds, (BABs), Series 2010
6.454% due 01/01/2050	2,500	3,301

50	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Carolina Public Service Authority Revenue Bonds, Series 2016
4.000% due 12/01/2041	$200	$208

		15,905

TENNESSEE 1.0%

Bristol Industrial Development Board, Tennessee Tax Allocation Bonds, Series 2016
5.625% due 06/01/2035	2,000	1,992

Franklin Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2017
7.500% due 06/01/2047 ^(a)	4,600	1,242

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.625% due 01/01/2046	850	689

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2020
4.000% due 11/01/2055	1,000	980

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, (AGM Insured), Series 2008
0.380% due 06/01/2042	7,115	7,115

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	9,750	9,501

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	1,545	1,656

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2017
4.000% due 05/01/2048	1,630	1,658

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2018
4.000% due 11/01/2049	4,000	4,134

		28,967

TEXAS 5.4%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	5,560	4,719
12.000% due 12/01/2045	9,525	8,971

Arlington Higher Education Finance Corp., Texas Revenue Bonds, Series 2016
5.000% due 12/01/2051	2,710	2,910

Austin, Texas Water & Wastewater System Revenue Bonds, Series 2021
5.000% due 11/15/2037	2,000	2,413

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
7.000% due 03/01/2039	500	523
9.000% due 03/01/2039	15,760	17,665

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
6.500% due 07/01/2026	12,750	12,474

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	3,000	3,259

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2012
4.750% due 11/15/2046	2,500	2,553

Houston, Texas Airport System Revenue Notes, Series 2020
5.000% due 07/01/2027	1,750	1,907

Leander Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2016
0.000% due 08/16/2030 (c)	2,560	2,021

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2016
4.000% due 07/01/2031 ^	1,030	567
4.250% due 07/01/2036 ^	1,700	935
5.000% due 07/01/2031 ^	265	201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 07/01/2046 ^	$3,320	$2,271
5.000% due 07/01/2051 ^	4,505	3,424
5.250% due 07/01/2036 ^	400	200
5.750% due 07/01/2051 ^	1,000	500
7.000% due 07/01/2051 ^	1,450	653

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (e)	500	531
4.000% due 08/15/2035 (e)	1,300	1,381
4.000% due 08/15/2036 (e)	1,100	1,166
4.000% due 08/15/2037 (e)	1,500	1,592
4.000% due 08/15/2040 (e)	4,600	4,883
5.000% due 01/01/2042	500	520
5.000% due 01/01/2047	1,500	1,553

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
4.000% due 12/01/2054	450	361
5.000% due 12/01/2054	250	254

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.250% due 01/01/2042	9,800	8,913

New Hope Cultural Education Finance Facilities Corp., Texas Revenue Notes, Series 2016
6.000% due 07/01/2026	80	36

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	5,925	6,698
5.000% due 01/01/2048	4,000	4,411

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,800	5,388

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	3,075	3,034

Port Beaumont Navigation District, Texas Revenue Notes, Series 2020
6.000% due 01/01/2025	2,500	2,546

Port of Beaumont Industrial Development Authority, Texas Revenue Notes, Series 2021
4.100% due 01/01/2028	1,500	1,365

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100	100

Royse City Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2048	5,000	5,374

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2052	3,000	3,194

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
2.003% due 12/15/2026 ~	5,530	5,531

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2021
5.000% due 12/15/2025	2,500	2,674

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
4.000% due 12/31/2037	3,000	3,111

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,453	2,476

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	6,500	7,006

University of North Texas System Revenue Bonds, Series 2017
5.000% due 04/15/2038	5,000	5,589

Woodloch Health Facilities Development Corp., Texas Revenue Bonds, Series 2016
6.750% due 12/01/2051 ^(a)	2,500	1,383

		149,236

UTAH 0.3%

Mida Mountain Village Public Infrastructure District, Utah Special Assessment Bonds, Series 2021
4.000% due 08/01/2050	7,700	6,626

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UIPA Crossroads Public Infrastructure District, Utah Tax Allocation Bonds, Series 2021
4.375% due 06/01/2052	$2,000	$1,720

		8,346

VIRGINIA 1.4%

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
6.000% due 06/01/2043	2,383	2,488

Lewistown Commerce Center Community Development Authority Revenue Bonds, Virginia Tax Allocation, Series 2014
6.050% due 03/01/2044 ^(a)	358	270
6.050% due 03/01/2044	166	148
6.050% due 03/01/2054 ^(a)	584	292

Peninsula Town Center Community Development Authority, Virginia Special Assessment Bonds, Series 2018
5.000% due 09/01/2045	2,250	2,309

Virginia Small Business Financing Authority Revenue Bonds, Series 2017
5.000% due 12/31/2052	7,440	8,244
5.000% due 12/31/2056	2,000	2,214

Virginia Small Business Financing Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,013

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
5.500% due 07/01/2044	16,000	16,284
7.500% due 07/01/2052	4,674	4,781

		38,043

WASHINGTON 1.2%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (e)	6,390	6,823

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	2,730	2,850

Washington Higher Education Facilities Authority Revenue Bonds, Series 2020
4.000% due 05/01/2050	1,200	1,254

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	9,500	9,598

Washington State Health Care Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2031 (e)	3,500	4,044
5.000% due 10/01/2032 (e)	3,000	3,461
5.000% due 10/01/2033 (e)	3,500	4,033

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2053	1,200	1,161

		33,224

WEST VIRGINIA 1.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	117,010	11,391

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.006% due 06/01/2040	3,000	2,837
4.875% due 06/01/2049	12,500	12,331

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (e)	2,610	2,766

West Virginia Economic Development Authority Revenue Bonds, Series 2021
4.125% due 07/01/2045	1,000	1,021

		30,346

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	51

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 4.0%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2015
6.500% due 07/01/2050 ^(a)	$1,750	$1,505

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
5.250% due 05/15/2047	750	777
6.000% due 06/01/2037	2,000	1,975
6.750% due 08/01/2031	17,500	16,771
7.000% due 11/01/2046 ^(a)	3,500	3,301
7.000% due 01/01/2050	4,750	5,095

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
5.000% due 03/01/2048	5,000	5,038
6.375% due 01/01/2048	8,930	5,492
7.000% due 07/01/2048	5,000	4,279

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054	5,230	4,966

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
0.000% due 01/01/2035 (c)	4,185	1,915
0.000% due 01/01/2060 (c)	13,000	1,193
5.000% due 01/01/2055	3,500	3,448
5.250% due 03/01/2045	3,325	3,501
5.250% due 03/01/2055	1,000	1,046

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.500% due 06/01/2056	8,000	6,963
5.625% due 06/01/2050	6,500	6,007
6.500% due 09/01/2036	4,920	4,542
6.500% due 06/01/2045	1,400	1,300

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
5.000% due 12/01/2025	2,000	2,186

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Notes, Series 2017
5.625% due 08/01/2024	$3,000	$2,962
6.250% due 08/01/2027	7,000	6,808

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2045 (c)	25,000	9,949
0.000% due 12/15/2055 (c)	14,520	3,788

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (e)	3,000	3,207

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 08/15/2041	4,000	4,262

		112,276

Total Municipal Bonds & Notes (Cost $2,545,868)		2,517,447

SHORT-TERM INSTRUMENTS 4.3%

REPURCHASE AGREEMENTS (f) 3.3%
		92,105

U.S. TREASURY BILLS 1.0%
0.289% due 04/26/2022 - 05/26/2022 (b)(c)	27,300	27,293

Total Short-Term Instruments (Cost $119,396)		119,398

Total Investments in Securities (Cost $2,738,958)		2,702,669

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.0%

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%

PIMCO Short-Term Floating NAV Portfolio III	14,480,387	$140,605

Total Short-Term Instruments (Cost $142,478)		140,605

Total Investments in Affiliates (Cost $142,478)		140,605

Total Investments 101.9% (Cost $2,881,436)		$2,843,274

Financial Derivative Instruments (g) (0.0)% (Cost or Premiums, net $0)		(188)

Other Assets and Liabilities, net (1.9)%		(52,004)

Net Assets 100.0%		$2,791,082

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Security is not accruing income as of the date of this report.
(b)	Weighted average yield to maturity
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.
(e)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$25,705	U.S. Treasury Bills 0.000% due 08/04/2022	$(26,219)	$25,705	$25,705
	0.240	03/31/2022	04/01/2022	66,400	U.S. Treasury Bonds 2.250% due 08/15/2049	(67,728)	66,400	66,400

Total Repurchase Agreements						$(93,947)	$92,105	$92,105

52	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$92,105	$0	$0	$92,105	$(93,947)	$(1,842)

Total Borrowings and Other Financing Transactions	$92,105	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(138) at a weighted average interest rate of (1.000%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 30-Year Bond June Futures	06/2022	133	$	(19,958)	$607	$0	$(83)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	99		(17,535)	624	0	(105)

Total Futures Contracts					$1,231	$0	$(188)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(188)	$0	$ (188)

Cash of $5,287 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$188	$188

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	53

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)	March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7,404	$7,404

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,230	$1,230

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$10,286	$23,287	$33,573
Industrials	0	28,990	0	28,990
Utilities	0	3,261	0	3,261
Municipal Bonds & Notes
Alabama	0	70,395	0	70,395
Alaska	0	58	0	58
Arizona	0	50,581	0	50,581
Arkansas	0	8,667	0	8,667
California	0	212,562	0	212,562
Colorado	0	50,579	0	50,579
Connecticut	0	8,761	0	8,761
District of Columbia	0	1,066	0	1,066
Florida	0	71,648	0	71,648
Georgia	0	82,298	0	82,298
Guam	0	1,588	0	1,588
Illinois	0	304,347	0	304,347
Indiana	0	34,583	0	34,583
Iowa	0	40,638	0	40,638
Kansas	0	2,017	0	2,017
Kentucky	0	31,380	0	31,380
Louisiana	0	25,632	0	25,632
Maine	0	11,050	0	11,050
Maryland	0	10,211	0	10,211
Massachusetts	0	3,836	0	3,836
Michigan	0	78,402	0	78,402
Minnesota	0	9,278	0	9,278
Missouri	0	11,860	0	11,860
Montana	0	1,712	0	1,712
Nebraska	0	5,075	0	5,075
Nevada	0	15,738	0	15,738
New Hampshire	0	7,720	0	7,720
New Jersey	0	122,884	0	122,884
New Mexico	0	5,378	0	5,378
New York	0	276,833	0	276,833
North Dakota	0	4,983	0	4,983

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Ohio	$0	$120,564	$0	$120,564
Oklahoma	0	11,539	0	11,539
Oregon	0	20,609	0	20,609
Pennsylvania	0	79,181	0	79,181
Puerto Rico	0	298,346	156	298,502
Rhode Island	0	8,949	0	8,949
South Carolina	0	15,905	0	15,905
Tennessee	0	28,967	0	28,967
Texas	0	149,236	0	149,236
Utah	0	8,346	0	8,346
Virginia	0	38,043	0	38,043
Washington	0	33,224	0	33,224
West Virginia	0	30,346	0	30,346
Wisconsin	0	112,276	0	112,276
Short-Term Instruments
Repurchase Agreements	0	92,105	0	92,105
U.S. Treasury Bills	0	27,293	0	27,293

	$0	$2,679,226	$23,443	$2,702,669

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$140,605	$0	$0	$140,605

Total Investments	$140,605	$2,679,226	$23,443	$2,843,274

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(188)	$0	$(188)

Total Financial Derivative Instruments	$0	$(188)	$0	$(188)

Totals	$140,605	$2,679,038	$23,443	$2,843,086

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

54	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Municipal Bond Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.0%

CORPORATE BONDS & NOTES 0.6%

BANKING & FINANCE 0.3%

Benloch Ranch Improvement Association No. 2
10.000% due 12/01/2051 «	$4,800	$4,685

INDUSTRIALS 0.3%

Beth Israel Lahey Health, Inc.
3.080% due 07/01/2051	3,750	3,248

Claremont Mckenna College
3.775% due 01/01/2122	2,000	1,709

Tower Health
4.451% due 02/01/2050	2,000	1,540

		6,497

Total Corporate Bonds & Notes (Cost $12,093)		11,182

MUNICIPAL BONDS & NOTES 96.1%

ALABAMA 3.5%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
0.860% due 10/01/2052 ~	3,500	3,414
4.000% due 10/01/2052	14,250	14,854

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 12/01/2052	7,000	7,477

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
0.000% due 10/01/2046 (c)	4,000	4,081

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	10,000	11,139

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	1,000	1,175

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
1.004% (0.67*US0001M + 0.850%) due 06/01/2049 ~	2,000	2,000
1.054% (0.67*US0001M + 0.900%) due 04/01/2049 ~	3,000	3,002

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2021
4.000% due 11/01/2051	7,000	7,376
4.000% due 12/01/2051	12,000	12,896

		67,414

ALASKA 0.5%

Alaska Housing Finance Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2032	9,000	10,214

		10,214

ARIZONA 2.2%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 01/01/2049	390	275
5.000% due 01/01/2043	6,285	4,948
5.000% due 01/01/2054	8,000	5,983

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	2,800	3,174

Arizona Industrial Development Authority Revenue Notes, Series 2020
6.500% due 07/01/2026	1,200	1,287

Coconino County, Arizona Pollution Control Corp. Revenue Bonds, Series 2017
1.875% due 09/01/2032	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.125% due 09/01/2042	$2,500	$2,661

Maricopa County, Arizona Pollution Control Corp. Revenue Bonds, Series 2003
1.050% due 01/01/2038	3,750	3,747

Maricopa County, Arizona School District No 83-Cartwright Elementary Revenue Bonds, Series 2020
4.000% due 10/01/2044	5,000	5,100

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2039	2,500	2,596
5.000% due 07/01/2044	5,435	6,168

Tempe, Arizona Certificates of Participation Bonds, Series 2021
2.171% due 07/01/2033	2,500	2,220

Tempe, Arizona Certificates of Participation Notes, Series 2021
1.851% due 07/01/2030	3,000	2,718

		41,877

CALIFORNIA 7.9%

Alameda County, California Joint Powers Authority Revenue Bonds, Series 2013
5.000% due 12/01/2031	5,000	5,248
5.000% due 12/01/2032	3,000	3,148
5.000% due 12/01/2033	3,500	3,672
5.000% due 12/01/2034	3,000	3,147

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,615	5,805
5.000% due 04/01/2038	10,000	10,337

Bay Area Toll Authority, California Revenue Bonds, Series 2017
4.000% due 04/01/2034	3,500	3,751

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 08/01/2046	1,000	866
4.000% due 08/01/2047	2,750	2,372
4.000% due 02/01/2056	2,750	2,369

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	1,480	1,481

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
4.000% due 06/01/2049	1,000	1,035

California Health Facilities Financing Authority Revenue Bonds, Series 2011
3.000% due 03/01/2041	800	810

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (d)	10,000	11,162

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2037	1,995	2,099

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 11/01/2033	1,000	1,117

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
5.000% due 01/01/2056	1,250	1,254

California Municipal Finance Authority Revenue Bonds, (BAM Insured), Series 2021
4.000% due 05/15/2041	200	208
4.000% due 05/15/2046	2,000	2,061

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 09/01/2040 (e)	4,110	4,318
4.000% due 09/01/2050 (e)	5,790	5,968

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,400	1,431

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	$1,870	$2,028

California Public Finance Authority Revenue Bonds, Series 2017
0.380% due 08/01/2052	5,800	5,800

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 04/01/2034	10,000	10,000

California State Public Works Board Revenue Bonds, Series 2021
4.000% due 11/01/2041	2,000	2,159

California State Public Works Board Revenue Bonds, Series 2022
5.000% due 08/01/2036	3,500	4,162

California State University Revenue Bonds, Series 2021
2.144% due 11/01/2033	1,500	1,295

California State University Revenue Notes, Series 2021
1.794% due 11/01/2030	3,000	2,626

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	4,500	4,500

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
4.000% due 10/01/2056	4,100	3,714

Dry Creek Joint Elementary School District, California General Obligation Bonds, (AGM Insured), Series 2008
0.000% due 08/01/2032 (b)	2,300	1,664

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	2,300	2,667

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	2,000	1,983
3.850% due 06/01/2050	2,000	1,927

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	1,500	1,491

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2028	515	583
5.000% due 05/01/2029	500	567

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,375	1,362

Livermore, California Certificates of Participation Bonds, Series 2020
4.000% due 10/01/2038	1,215	1,313

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	2,750	2,985

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2039	4,000	4,625

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2018
5.000% due 07/01/2037	6,000	6,887

Riverside County, California Transportation Commission Revenue Bonds, Series 2021
4.000% due 06/01/2038	2,625	2,781

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2021
4.000% due 10/15/2050	3,500	3,750

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2021
5.000% due 05/01/2035	4,000	4,613

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
4.000% due 06/01/2049	3,500	3,628

		152,769

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	55

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLORADO 2.8%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (d)	$2,000	$2,138

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	2,500	2,567

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	7,260	7,533

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (d)	7,000	7,420

Colorado State Certificates of Participation Bonds, Series 2020
4.000% due 12/15/2039	3,775	4,048

Denver, Colorado Airport System City & County Revenue Bonds, Series 2020
5.000% due 11/15/2031	3,850	4,188

Denver, Colorado City & County Revenue Bonds, Series 2021
4.000% due 08/01/2042	1,750	1,905
4.000% due 08/01/2043	1,500	1,628
4.000% due 08/01/2051	4,500	4,803

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2020
5.000% due 09/01/2035	1,250	1,472
5.000% due 09/01/2036	1,400	1,647

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2021
0.531% due 09/01/2039 ~	3,500	3,481

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	6,930	9,339

Regional Transportation District, Colorado Revenue Bonds, Series 2020
4.000% due 07/15/2038	1,150	1,200

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 01/15/2031	1,140	1,304

		54,673

CONNECTICUT 2.1%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
4.000% due 05/01/2039	1,650	1,760
5.000% due 05/01/2034	7,500	8,781
5.000% due 05/01/2035	1,000	1,168
5.000% due 05/01/2037	5,500	6,385
5.000% due 05/01/2040	2,250	2,596

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2035	4,290	4,833

Connecticut State General Obligation Bonds, Series 2018
4.000% due 06/15/2037	1,875	2,013
5.000% due 06/15/2038	1,115	1,264

Connecticut State General Obligation Bonds, Series 2019
4.000% due 04/15/2037	1,925	2,065
5.000% due 04/15/2034	2,700	3,113
5.000% due 04/15/2035	3,150	3,623

Connecticut State General Obligation Notes, Series 2018
5.000% due 09/15/2027	2,500	2,853

		40,454

DISTRICT OF COLUMBIA 0.5%

District of Columbia Revenue Bonds, Series 2012
5.000% due 12/01/2029	2,500	2,556

District of Columbia Revenue Bonds, Series 2019
5.000% due 03/01/2044	2,250	2,625

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Washington Airports Authority Aviation, District of Columbia Revenue Notes, Series 2021
5.000% due 10/01/2029	$3,000	$3,444

		8,625

FLORIDA 2.6%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,500	1,528

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
4.500% due 01/01/2035	1,250	1,204

Florida Municipal Power Agency Revenue Bonds, Series 2012
5.000% due 10/01/2026	4,500	4,583

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2022
5.000% due 10/01/2036	5,235	6,088

Jacksonville, Florida Revenue Bonds, Series 2020
4.000% due 11/01/2036	505	540

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	3,000	3,272

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2020
5.000% due 10/01/2032	1,000	1,158

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (b)	2,900	2,068

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	2,000	2,132

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2049	8,000	8,410

Mid-Bay Bridge Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2035	3,000	3,230

Orange County, Florida Health Authority Revenue Bonds, Series 2019
5.000% due 10/01/2047	2,250	2,555

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2030 (b)	1,200	896
0.000% due 10/01/2031 (b)	1,330	953

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	4,000	4,488

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047 (d)	3,750	3,938

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 12/15/2036	1,000	990

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2035 (b)	750	469
0.000% due 09/01/2036 (b)	800	479
0.000% due 09/01/2037 (b)	800	458
5.000% due 07/01/2034	275	319
5.000% due 07/01/2035	650	752

		50,510

GEORGIA 5.2%

Bartow County, Georgia Development Authority Revenue Bonds, Series 1997
1.800% due 09/01/2029	3,000	2,714

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2036	1,000	1,154
5.000% due 07/01/2037	500	576
5.000% due 07/01/2038	800	919

Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.250% due 10/01/2032	3,000	2,993

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	$5,000	$5,023

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	7,000	7,195

Columbus Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2054	5,035	5,827

DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2041	15,000	15,155

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,125	1,102

Fulton County, Georgia Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2030	1,000	1,181
5.000% due 06/15/2031	1,210	1,421

Georgia State Road & Tollway Authority Revenue Bonds, Series 2020
5.000% due 06/01/2032	1,250	1,480

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	9,800	10,318

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	7,000	7,420

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
0.984% (0.67*US0001M + 0.830%) due 08/01/2048 ~	4,850	4,842
4.000% due 04/01/2048	1,000	1,027

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,630	1,701
5.000% due 05/15/2033	2,500	2,756
5.000% due 05/15/2049	2,250	2,695

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	3,500	4,677

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	3,000	3,208

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2037	850	946
5.000% due 01/01/2038	1,500	1,667
5.000% due 01/01/2039	1,500	1,665
5.000% due 01/01/2049	2,000	2,197
5.000% due 01/01/2059	2,000	2,194

Municipal Electric Authority of Georgia Revenue Bonds, Series 2021
4.000% due 01/01/2046	345	345
4.000% due 01/01/2051	1,000	1,028
5.000% due 01/01/2056	1,100	1,228

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2026	400	439
5.000% due 01/01/2027	400	448

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2030	165	191
5.000% due 01/01/2031	180	207
5.000% due 01/01/2032	220	252

Private Colleges & Universities Authority, Georgia Revenue Bonds, Series 2020
4.000% due 09/01/2040	2,000	2,179

		100,370

IDAHO 0.1%

Idaho Housing & Finance Association Revenue Notes, Series 2021
5.000% due 07/15/2029	2,000	2,359

56	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 11.8%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	$1,000	$1,052

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2046	2,000	2,136

Chicago Board of Education, Illinois General Obligation Bonds, Series 2021
5.000% due 12/01/2032	5,675	6,232

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	2,000	2,170

Chicago Board of Education, Illinois General Obligation Notes, Series 2021
5.000% due 12/01/2030	1,500	1,662

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2017
5.000% due 01/01/2042	2,500	2,697

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2038	4,000	4,415
5.000% due 07/01/2038	1,000	1,106
5.000% due 01/01/2039	2,000	2,204

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2027	2,640	2,992
5.000% due 06/01/2028	1,875	2,162
5.000% due 06/01/2029	1,170	1,371

Chicago Transit Authority, Illinois Revenue Bonds, Series 2014
5.250% due 12/01/2049	5,000	5,368

Chicago Transit Authority, Illinois Revenue Bonds, Series 2020
4.000% due 12/01/2055	4,500	4,666

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	3,885	4,160

Chicago, Illinois General Obligation Bonds, Series 2005
5.500% due 01/01/2040	4,520	4,835

Chicago, Illinois General Obligation Bonds, Series 2014
5.250% due 01/01/2029	1,000	1,044
5.250% due 01/01/2033	3,000	3,131

Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2039	4,500	4,816

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	1,940	2,150
5.750% due 01/01/2034	4,500	4,987

Chicago, Illinois General Obligation Bonds, Series 2019
5.500% due 01/01/2035	1,610	1,808

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
5.000% due 11/01/2042	2,500	2,544

Cook County, Illinois Sales Tax Revenue Bonds, Series 2018
5.250% due 11/15/2035	1,000	1,157

Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	3,290	3,503
5.000% due 02/15/2029	4,500	5,081

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	1,250	1,246
5.000% due 11/01/2049	2,500	2,591

Illinois Finance Authority Revenue Bonds, Series 2020
4.000% due 08/15/2037	1,000	1,071
4.000% due 08/15/2040	1,750	1,858
4.000% due 08/15/2041	8,375	8,866

Illinois Finance Authority Revenue Bonds, Series 2021
4.000% due 05/01/2035	1,410	1,520
4.000% due 05/01/2040	2,830	3,011

Illinois State General Obligation Bonds, Series 2014
5.000% due 05/01/2026	4,000	4,245
5.250% due 02/01/2034	3,500	3,692

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	890	934
5.000% due 10/01/2028	5,165	5,761
5.000% due 10/01/2033	1,610	1,764

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, Series 2020
4.000% due 10/01/2034	$1,350	$1,388
4.000% due 10/01/2035	8,000	8,200

Illinois State General Obligation Notes, Series 2014
5.000% due 05/01/2023	2,615	2,696

Illinois State General Obligation Notes, Series 2016
5.000% due 02/01/2026	3,790	4,118

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	2,335	2,378
5.000% due 12/01/2026	5,000	5,475
5.000% due 11/01/2027	6,335	6,984

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	1,500	1,562

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2028	7,000	7,807
5.500% due 05/01/2030	2,000	2,326

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,685	3,800

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	2,830	2,740
3.000% due 06/15/2033	1,000	952

Illinois State Revenue Bonds, Series 2018
4.750% due 06/15/2043	6,000	6,347

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2022	7,095	7,142

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	5,000	5,469

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 06/15/2033 (b)	3,700	2,421
0.000% due 06/15/2035 (b)	4,500	2,697

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
0.000% due 12/15/2047 (c)	2,500	1,662

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
4.000% due 06/15/2052	15,500	15,345

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2028	2,250	2,450

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	5,600	6,866

Sales Tax Securitization Corp., Illinois Revenue Bonds, (BAM Insured), Series 2020
5.000% due 01/01/2037	1,000	1,142

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.957% due 01/01/2032	8,000	7,545

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2029	1,400	1,595

		227,115

INDIANA 1.0%

Indiana Finance Authority Revenue Bonds, Series 2010
3.000% due 11/01/2030	1,000	937

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	7,000	6,559

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	6,000	4,695

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000	1,019

Whiting, Indiana Revenue Bonds, Series 2019
5.000% due 12/01/2044	5,000	5,483

		18,693

IOWA 1.1%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
0.438% due 08/15/2032	5,975	5,945

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
0.683% due 08/15/2029	$5,075	$5,069

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2021
0.000% due 06/01/2065 (b)	75,700	9,773

		20,787

KANSAS 0.5%

Kansas Development Finance Authority Revenue Bonds, Series 2021
5.000% due 11/15/2054	8,000	9,230

KENTUCKY 1.1%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2017
5.000% due 08/15/2032	1,000	1,124

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2021
4.750% due 07/01/2040	3,750	3,718

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	4,000	4,212

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2034	1,250	1,354
4.000% due 11/01/2038	400	432

Kentucky State Property & Building Commission Revenue Notes, Series 2019
5.000% due 11/01/2024	1,390	1,491

Louisville/Jefferson County, Kentucky Metropolitan Government Revenue Bonds, Series 2011
0.350% due 10/01/2039	8,585	8,585

		20,916

LOUISIANA 0.5%

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.100% due 12/01/2040	4,020	4,756

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.000% due 06/01/2037	1,455	1,448
2.100% due 06/01/2037	370	365
2.375% due 06/01/2037	4,015	3,915

		10,484

MAINE 0.3%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	5,000	5,202

MARYLAND 0.8%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	4,470	4,854

Maryland Department of Transportation State Revenue Bonds, Series 2021
5.000% due 08/01/2034	1,600	1,848

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 05/15/2043	7,500	7,780

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2046	1,000	1,012

		15,494

MASSACHUSETTS 0.9%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	2,000	2,143

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	57

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	$2,500	$2,687

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
1.110% due 07/01/2049 ~	1,000	999

Massachusetts Port Authority Revenue Notes, Series 2021
5.000% due 07/01/2029	500	574
5.000% due 07/01/2030	500	578
5.000% due 07/01/2031	750	875

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2030	6,660	6,756

Massachusetts School Building Authority Revenue Bonds, Series 2019
5.000% due 02/15/2044	1,900	2,176

		16,788

MICHIGAN 1.5%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	4,350	5,011

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	5,000	4,365

Ferris State University, Michigan Revenue Bonds, Series 2016
5.000% due 10/01/2041	1,420	1,576

Grand Traverse County, Michigan Hospital Finance Authority Revenue Notes, Series 2021
5.000% due 07/01/2029	1,175	1,382
5.000% due 07/01/2030	1,715	2,044

Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2044	2,000	2,019

Michigan Finance Authority Revenue Bonds, Series 2016
5.000% due 11/15/2041	4,000	4,399

Michigan Finance Authority Revenue Bonds, Series 2019
5.000% due 12/01/2048	3,000	3,386

Michigan State Building Authority Revenue Bonds, Series 2019
5.000% due 04/15/2035	1,000	1,182
5.000% due 04/15/2036	3,500	4,132

		29,496

MINNESOTA 0.3%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2037	1,175	1,297

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	3,750	3,964

		5,261

MISSOURI 0.5%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 10/01/2033	2,440	2,598
4.000% due 02/15/2044	2,200	2,285

Kansas City Industrial Development Authority, Missouri Revenue Bonds, Series 2020
4.000% due 03/01/2039	5,215	5,406

		10,289

NEBRASKA 0.3%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,075

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2020
4.000% due 11/15/2050	$1,000	$1,067

		6,142

NEVADA 0.8%

Clark County, Nevada School District General Obligation Bonds, (AGM Insured), Series 2020
5.000% due 06/15/2034	1,700	2,012
5.000% due 06/15/2035	1,000	1,182

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	4,000	4,168

Clark Department of Aviation, Nevada Revenue Bonds, Series 2019
5.000% due 07/01/2033	5,000	5,808

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2048	1,000	1,035
5.000% due 06/01/2033	220	246

		14,451

NEW HAMPSHIRE 0.8%

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2011
0.410% due 07/01/2033	7,400	7,400

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2020
5.000% due 08/01/2059	6,500	8,364

		15,764

NEW JERSEY 4.6%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2037	1,000	1,120

New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (b)	1,000	947

New Jersey Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.500% due 09/01/2029	4,000	4,720

New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2031	430	460

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2039	1,000	1,032
4.000% due 06/15/2040	1,000	1,030

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	10,500	11,644
5.250% due 09/01/2027	10,000	11,268

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	3,000	3,121

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 07/01/2051	5,000	5,301

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2031	2,100	2,293
4.000% due 06/01/2032	2,750	3,013

New Jersey State General Obligation Notes, Series 2020
4.000% due 06/01/2030	1,400	1,524

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2032 (b)	4,550	3,142

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2031	3,500	3,920
5.000% due 06/15/2044	1,500	1,647

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2037	$2,250	$2,340
4.000% due 06/15/2038	2,000	2,072

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2018
5.000% due 12/15/2028	2,155	2,436

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2019
5.000% due 12/15/2028	1,100	1,243

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	8,000	9,072

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	3,500	3,922
5.000% due 06/01/2046	7,500	8,101
5.250% due 06/01/2046	2,500	2,764

		88,132

NEW MEXICO 0.4%

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	6,250	6,722

University of New Mexico Revenue Notes, Series 2016
5.000% due 06/01/2026	1,000	1,114

		7,836

NEW YORK 14.9%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2040	2,500	2,960

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	2,500	2,583

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	3,750	4,051

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (d)	1,750	1,710

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2021
4.000% due 02/15/2042	3,250	3,511

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
0.511% due 11/01/2035 ~	4,750	4,721

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
0.704% (0.67*US0001M + 0.550%) due 11/01/2041 ~	2,500	2,494

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.250% due 11/15/2056	1,000	1,098

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2020
4.000% due 11/15/2049	6,250	6,376

Metropolitan Transportation Authority, New York Revenue Notes, Series 2016
5.000% due 11/15/2026	5,000	5,540

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	10,060	10,306

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2038	1,300	1,386

Monroe County Industrial Development Corp., New York Revenue Notes, Series 2020
5.000% due 12/01/2026	1,000	1,109

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	8,000	8,328

58	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (d)	$2,000	$1,916

New York City Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
8.360% due 03/01/2026	2,000	2,079

New York City Industrial Development Agency, New York Revenue Bonds, (AGM Insured), Series 2020
4.000% due 03/01/2045	1,500	1,597

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.000% due 07/15/2037	2,500	2,864

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2021
4.000% due 07/15/2034	4,000	4,325
4.000% due 07/15/2035	2,500	2,689
4.000% due 07/15/2036	2,500	2,680

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 02/01/2025	7,000	7,194

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	2,000	2,214

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2037	4,500	5,081

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
0.430% due 11/01/2044	8,180	8,180
4.000% due 11/01/2037	3,000	3,170
5.000% due 05/01/2037	4,840	5,569

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2020
4.000% due 11/01/2042	10,000	10,464

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2021
4.000% due 11/01/2036	1,000	1,067
4.000% due 11/01/2037	1,500	1,600

New York City Trust for Cultural Resources, New York Revenue Bonds, Series 2020
4.000% due 12/01/2033	2,500	2,745

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
0.430% due 06/15/2050	9,550	9,550

New York City, New York General Obligation Bonds, Series 2017
0.430% due 10/01/2046	13,810	13,810

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2022
5.000% due 06/15/2034	4,000	4,847
5.000% due 06/15/2052	2,000	2,297

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2021
4.000% due 08/01/2036	5,000	5,345

New York City, New York Water & Sewer System Revenue Bonds, Series 2020
4.000% due 06/15/2043	4,000	4,256

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	5,150	5,395
5.375% due 11/15/2040	2,000	2,125

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2029	3,695	4,254

New York State Dormitory Authority Revenue Bonds, Series 2020
3.027% due 02/15/2033	2,000	1,888
4.000% due 03/15/2036	3,685	3,954
4.000% due 02/15/2038	2,000	2,121
4.000% due 02/15/2040	6,750	7,143

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 03/15/2034	1,000	1,091
4.000% due 03/15/2035	10,000	10,879

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	$5,000	$5,101

New York State Thruway Authority Revenue Bonds, Series 2021
4.000% due 03/15/2040	2,500	2,669

New York State Urban Development Corp. Revenue Bonds, Series 2019
4.000% due 03/15/2045	8,250	8,664
5.000% due 03/15/2038	2,375	2,744

New York State Urban Development Corp. Revenue Bonds, Series 2020
5.000% due 03/15/2043	6,010	6,846
5.000% due 03/15/2044	15,490	17,614

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	2,000	2,192

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2031	1,385	1,548
5.000% due 12/01/2033	1,000	1,126
5.000% due 12/01/2034	450	504
5.000% due 12/01/2035	400	447

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	10,000	10,382
5.000% due 12/01/2030	400	448

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	1,505	1,507

Port Authority of New York & New Jersey Revenue Bonds, Series 2017
5.000% due 05/15/2057	2,120	2,381

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
5.000% due 09/01/2033	3,150	3,662

Syracuse Industrial Development Agency, New York Revenue Bonds, (SGI Insured), Series 2007
5.693% due 01/01/2028	4,520	4,472

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	2,000	2,044

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2022
5.000% due 05/15/2057	5,960	6,899

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	1,750	1,813

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2028	4,000	4,423

		288,048

OHIO 3.3%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2021
5.000% due 02/15/2034	1,815	2,151

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (b)	21,000	3,126
4.000% due 06/01/2037	3,000	3,136
4.000% due 06/01/2048	16,000	16,066
5.000% due 06/01/2034	2,000	2,259
5.000% due 06/01/2036	2,000	2,251
5.000% due 06/01/2055	4,980	5,186

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	4,085	4,046

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
1.500% due 02/01/2026	2,200	2,080

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	4,715	4,721

Ohio Air Quality Development Authority Revenue Notes, Series 2019
3.250% due 09/01/2029	2,760	2,670

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio State Revenue Bonds, Series 2020
4.000% due 11/15/2038	$1,280	$1,348

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	2,750	2,833
5.250% due 02/15/2029	2,900	2,993

Ohio State University Revenue Bonds, Series 2021
5.000% due 12/01/2033	1,900	2,318

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2032 (d)	5,000	5,432

		62,616

OKLAHOMA 0.2%

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2035	1,790	1,822

Oklahoma Development Finance Authority Revenue Notes, Series 2019
5.000% due 08/01/2028	715	787
5.000% due 08/01/2029	755	838

Oklahoma Development Finance Authority Revenue Notes, Series 2020
1.625% due 07/06/2023	1,250	1,240

		4,687

OREGON 1.2%

Columbia County, Oregon School District No 502 General Obligation Bonds, Series 2020
0.000% due 06/15/2045 (c)	4,000	4,603

Crook County, Oregon General Obligation Bonds, Series 2022
0.000% due 12/01/2046 (c)	2,000	1,799

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2036	1,500	1,735
5.000% due 08/15/2037	1,600	1,846
5.000% due 08/15/2038	2,000	2,301

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2030	600	709

Portland, Oregon Water System Revenue Bonds, Series 2019
5.000% due 05/01/2044	5,000	5,851

Salem-Keizer School District No 24J, Oregon General Obligation Bonds, Series 2020
0.000% due 06/15/2039 (b)	3,000	1,701
5.000% due 06/15/2031	2,500	3,003

		23,548

PENNSYLVANIA 3.5%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2033	1,495	1,496

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	485	608

Chester County Health & Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 10/01/2052	2,500	2,793

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	2,000	2,247
5.000% due 06/01/2032	2,000	2,244

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (d)	3,000	3,326

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2035	6,000	7,017

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
1.610% due 08/15/2038 ~(e)	3,250	3,358

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	59

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	$2,250	$2,266

Montgomery County, Pennsylvania Higher Education and Health Authority Revenue Bonds, Series 2022
4.000% due 05/01/2039	1,375	1,459
4.000% due 05/01/2040	1,750	1,853

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
0.910% due 06/01/2041 ~	6,000	5,974
5.000% due 10/15/2032	1,150	1,368
5.000% due 10/15/2033	1,150	1,365

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
4.000% due 01/01/2027	1,525	1,607
4.000% due 01/01/2030	800	846
4.000% due 01/01/2031	800	847

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2021
4.000% due 07/01/2026	1,500	1,598

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 09/01/2045	4,915	5,270

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,000	3,403
5.000% due 12/01/2048	3,750	4,269

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
4.000% due 12/01/2038	2,740	2,941
4.000% due 12/01/2039	2,635	2,824
4.000% due 12/01/2040	1,400	1,502

Pennsylvania Turnpike Commission Revenue Notes, Series 2021
5.000% due 12/01/2029	700	833
5.000% due 12/01/2030	525	634

Philadelphia, Pennsylvania Airport Revenue Bonds, (AGM Insured), Series 2021
4.000% due 07/01/2041	1,000	1,039

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 07/01/2037	700	741

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2020
5.000% due 07/01/2028	1,400	1,609
5.000% due 07/01/2030	700	826

		68,163

PUERTO RICO 5.6%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	13,385	7,211
1.000% due 11/01/2051	14,409	6,971

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033	700	405
0.000% due 07/01/2033 (b)	1,602	928
4.000% due 07/01/2033	1,789	1,751
4.000% due 07/01/2035	1,608	1,556
4.000% due 07/01/2037	1,380	1,330
4.000% due 07/01/2041	1,876	1,789
4.000% due 07/01/2046	1,951	1,844
5.750% due 07/01/2031	1,886	2,153

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024	280	255
0.000% due 07/01/2024 (b)	640	585
5.250% due 07/01/2023	1,998	2,047
5.375% due 07/01/2025	1,992	2,104
5.625% due 07/01/2027	1,974	2,159
5.625% due 07/01/2029	1,942	2,170

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	10,043	9,441

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.664% (0.67*US0003M + 0.520%) due 07/01/2029 ~	$7,985	$8,066

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2007
5.000% due 07/01/2046 ^(a)	15,000	9,037

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	48,016	14,733
0.000% due 07/01/2051 (b)	10,000	2,226
4.750% due 07/01/2053	10,161	10,686
5.000% due 07/01/2058	6,000	6,394

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	11,436	12,052

		107,893

SOUTH CAROLINA 0.4%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
4.000% due 12/01/2044	3,250	3,344
5.000% due 12/01/2046	3,000	3,393

		6,737

TENNESSEE 1.0%

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Notes, Series 2017
4.750% due 07/01/2027	320	293

Metropolitan Government of Nashville & Davidson County, Tennessee Electric Revenue Notes, Series 2021
5.000% due 05/15/2030	615	737

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	2,000	1,949

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	2,000	2,128

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	4,000	4,103
5.000% due 02/01/2024	1,400	1,469

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2017
4.000% due 05/01/2048	1,000	1,018

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	7,000	8,015

		19,712

TEXAS 5.8%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
0.450% due 12/01/2045	5,000	4,989
7.500% due 12/01/2045	1,000	849

Austin, Texas Water & Wastewater System Revenue Bonds, Series 2017
5.000% due 11/15/2037	2,000	2,288

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
3.625% due 07/01/2026	2,000	1,992

Carrollton-Farmers Branch Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2021
5.000% due 02/15/2025	1,220	1,321

Central Texas Regional Mobility Authority Revenue Bonds, Series 2020
3.593% due 01/01/2042	3,000	2,784

Central Texas Regional Mobility Authority Revenue Bonds, Series 2021
4.000% due 01/01/2040	800	843
4.000% due 01/01/2041	800	841

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Central Texas Turnpike System Revenue Bonds, Series 2015
5.000% due 08/15/2042	$1,000	$1,048

Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2043	2,500	2,707

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,450	4,665

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2020
4.000% due 10/01/2049	2,580	2,700

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2020
0.340% due 12/01/2059	16,400	16,400

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,800	2,054
5.000% due 07/01/2034	1,000	1,131
5.000% due 07/01/2035	1,460	1,650
5.000% due 07/01/2036	1,000	1,129

Love Field Airport Modernization Corp., Texas Revenue Bonds, Series 2017
5.000% due 11/01/2029	1,250	1,377

Lower Colorado River Authority, Texas Revenue Bonds, Series 2020
5.000% due 05/15/2045	1,750	1,980

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2008
4.000% due 06/01/2030	2,500	2,558

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (d)	200	212
4.000% due 08/15/2035 (d)	700	744
4.000% due 08/15/2036 (d)	500	530
4.000% due 08/15/2037 (d)	800	849
4.000% due 08/15/2040 (d)	2,800	2,972
5.000% due 01/01/2047	2,000	2,071

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2039	4,230	4,625

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2048	8,750	9,648

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,000	4,490

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100	100

San Antonio Municipal Facilities Corp., Texas Revenue Bonds, Series 2021
0.894% due 08/01/2050	5,000	4,925

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2017
5.000% due 02/01/2047	5,000	5,593

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
2.003% due 12/15/2026 ~	4,000	4,001
5.250% due 12/15/2022	3,825	3,917

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 12/31/2033	2,000	2,253

Texas State General Obligation Bonds, Series 2016
5.500% due 08/01/2031	3,000	3,424

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	4,500	4,850

Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (e)	100	101

Waco Educational Finance Corp., Texas Revenue Notes, Series 2021
4.000% due 03/01/2026	525	563
5.000% due 03/01/2027	970	1,098

		112,272

60	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 0.5%

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2017
5.000% due 07/01/2042	$3,000	$3,281

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,750	1,913

Utah County, Utah Revenue Bonds, Series 2016
4.000% due 05/15/2047	5,000	5,171

		10,365

VIRGINIA 1.3%

Richmond, Virginia Public Utility Revenue Bonds, Series 2013
5.000% due 01/15/2029	2,000	2,055

Roanoke Economic Development Authority, Virginia Revenue Bonds, Series 2020
5.000% due 07/01/2053	2,300	2,689

Virginia Small Business Financing Authority Revenue Bonds, Series 2017
5.000% due 12/31/2056	9,220	10,205

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2034	10,000	9,909

		24,858

WASHINGTON 1.2%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (d)	4,000	4,271

Washington Health Care Facilities Authority Revenue Bonds, Series 2009
5.000% due 08/15/2044	4,965	5,026

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.560% (MUNIPSA + 1.050%) due 01/01/2042 ~	3,000	3,011
5.000% due 01/01/2047	2,000	2,196

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	4,900	5,115

Washington Higher Education Facilities Authority Revenue Bonds, Series 2020
4.000% due 05/01/2045	1,000	1,050

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State General Obligation Bonds, Series 2016
5.000% due 08/01/2030	$1,670	$1,865

		22,534

WEST VIRGINIA 0.1%

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (d)	2,000	2,119

		2,119

WISCONSIN 2.5%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
6.750% due 08/01/2031	11,000	10,542

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
4.500% due 01/01/2035	2,500	2,408

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 09/30/2051	4,690	4,690
4.000% due 03/31/2056	1,040	1,020
4.500% due 06/01/2056	2,500	2,176
5.000% due 01/01/2056	1,150	1,131

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
2.625% due 11/01/2025	1,500	1,498

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2033 (b)	2,755	1,824
0.000% due 12/15/2045 (b)	10,355	4,121
0.000% due 12/15/2055 (b)	10,000	2,609

Wisconsin Environmental Improvement Fund State Revenue Bonds, Series 2020
5.000% due 06/01/2033	1,535	1,817

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 11/15/2035	5,500	6,087

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2047 (d)	3,500	3,720

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 10/15/2035	$2,375	$2,631
4.000% due 08/15/2040	2,000	2,137

		48,411

Total Municipal Bonds & Notes (Cost $1,867,769)		1,853,308

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (f) 0.3%
		5,587

Total Short-Term Instruments (Cost $5,587)		5,587

Total Investments in Securities (Cost $1,885,449)		1,870,077

	SHARES
INVESTMENTS IN AFFILIATES 4.9%

SHORT-TERM INSTRUMENTS 4.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.9%

PIMCO Short-Term Floating NAV Portfolio III	9,798,883	95,147

Total Short-Term Instruments (Cost $95,150)		95,147

Total Investments in Affiliates (Cost $95,150)		95,147

Total Investments 101.9% (Cost $1,980,599)		$1,965,224

Financial Derivative Instruments (g) (0.0)% (Cost or Premiums, net $0)		(107)

Other Assets and Liabilities, net (1.9)%		(37,322)

Net Assets 100.0%		$1,927,795

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	61

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2050	02/24/2022	$6,254	$5,968	0.31%
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000	09/01/2040	05/20/2021	4,696	4,318	0.22
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	1.610	08/15/2038	09/14/2021	3,336	3,358	0.17
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000	11/15/2022	09/20/2002	100	101	0.01

				$14,386	$13,745	0.71%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$5,587	U.S. Treasury Bills 0.000% due 08/04/2022	$(5,699)	$5,587	$5,587

Total Repurchase Agreements						$(5,699)	$5,587	$5,587

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$5,587	$0	$0	$5,587	$(5,699)	$(112)

Total Borrowings and Other Financing Transactions	$5,587	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond June Futures	06/2022	83	$(12,455)	$378	$0	$(52)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	52	(9,211)	338	0	(55)

Total Futures Contracts				$716	$0	$(107)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(107)	$0	$(107)

Cash of $4,561 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

62	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$107	$107

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,828	$5,828

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$716	$716

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$0	$4,685	$4,685
Industrials	0	6,497	0	6,497
Municipal Bonds & Notes
Alabama	0	67,414	0	67,414
Alaska	0	10,214	0	10,214
Arizona	0	41,877	0	41,877
California	0	152,769	0	152,769
Colorado	0	54,673	0	54,673
Connecticut	0	40,454	0	40,454
District of Columbia	0	8,625	0	8,625
Florida	0	50,510	0	50,510
Georgia	0	100,370	0	100,370
Idaho	0	2,359	0	2,359
Illinois	0	227,115	0	227,115
Indiana	0	18,693	0	18,693
Iowa	0	20,787	0	20,787
Kansas	0	9,230	0	9,230
Kentucky	0	20,916	0	20,916
Louisiana	0	10,484	0	10,484
Maine	0	5,202	0	5,202
Maryland	0	15,494	0	15,494
Massachusetts	0	16,788	0	16,788
Michigan	0	29,496	0	29,496
Minnesota	0	5,261	0	5,261
Missouri	0	10,289	0	10,289
Nebraska	0	6,142	0	6,142
Nevada	0	14,451	0	14,451
New Hampshire	0	15,764	0	15,764
New Jersey	0	88,132	0	88,132
New Mexico	0	7,836	0	7,836
New York	0	288,048	0	288,048
Ohio	0	62,616	0	62,616

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Oklahoma	$0	$4,687	$0	$4,687
Oregon	0	23,548	0	23,548
Pennsylvania	0	68,163	0	68,163
Puerto Rico	0	107,893	0	107,893
South Carolina	0	6,737	0	6,737
Tennessee	0	19,712	0	19,712
Texas	0	112,272	0	112,272
Utah	0	10,365	0	10,365
Virginia	0	24,858	0	24,858
Washington	0	22,534	0	22,534
West Virginia	0	2,119	0	2,119
Wisconsin	0	48,411	0	48,411
Short-Term Instruments
Repurchase Agreements	0	5,587	0	5,587

	$0	$1,865,392	$4,685	$1,870,077

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$95,147	$0	$0	$95,147

Total Investments	$95,147	$1,865,392	$4,685	$1,965,224

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(107)	$0	$(107)

Total Financial Derivative Instruments	$0	$(107)	$0	$(107)

Totals	$95,147	$1,865,285	$4,685	$1,965,117

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	63

Schedule of Investments	PIMCO National Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.4%

MUNICIPAL BONDS & NOTES 88.7%

ALABAMA 2.6%

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (b)	$1,000	$1,019

Lower Alabama Gas District Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,500	1,551

Montgomery, Alabama General Obligation Notes, Series 2021
5.000% due 12/01/2030	100	120

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2021
4.000% due 12/01/2051	2,000	2,149

		4,839

ALASKA 0.5%

Alaska Housing Finance Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2032	850	965

ARIZONA 1.2%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2018
5.000% due 07/01/2029	300	337
5.000% due 07/01/2030	350	391

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	500	579

Tempe, Arizona Certificates of Participation Bonds, Series 2021
2.171% due 07/01/2033	1,000	888

		2,195

CALIFORNIA 4.9%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
0.960% due 04/01/2056 ~	1,000	1,005

California Health Facilities Financing Authority Revenue Bonds, Series 2020
5.000% due 04/01/2034	750	875

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 11/01/2034	750	835

California State Public Works Board Revenue Notes, Series 2021
5.000% due 11/01/2030	1,250	1,495

California State University Revenue Bonds, Series 2016
0.550% due 11/01/2049	1,625	1,490

California State University Revenue Notes, Series 2021
1.794% due 11/01/2030	1,500	1,313

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	1,000	994

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,075	1,065

		9,072

COLORADO 0.9%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	500	543

Denver Convention Center Hotel Authority, Colorado Revenue Bonds, Series 2016
5.000% due 12/01/2027	1,000	1,102

		1,645

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 5.7%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2027	$1,000	$1,135

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2032	2,000	2,361

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	1,000	1,140

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	1,000	1,153

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,480	2,550

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2030	1,000	1,157

Metropolitan District, Connecticut General Obligation Notes, Series 2019
5.000% due 07/15/2029	750	884

		10,380

DISTRICT OF COLUMBIA 0.3%

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	445	488

FLORIDA 5.2%

Escambia County, Florida Revenue Bonds, Series 2003
2.600% due 06/01/2023	1,000	1,008

Escambia County, Florida Revenue Bonds, Series 2019
2.000% due 11/01/2033	775	768

Florida Municipal Power Agency Revenue Bonds, Series 2015
5.000% due 10/01/2027	500	549

Florida Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 10/01/2031	1,000	1,207

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2029	590	695

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2022
5.000% due 10/01/2033	2,000	2,334

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,091

Orlando Utilities Commission, Florida Revenue Bonds, Series 2021
1.250% due 10/01/2046	1,000	949

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2027 (a)	350	295

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.258% due 07/01/2025	750	713

		9,609

GEORGIA 5.9%

Atlanta Department of Airport Passenger Facility Charge, Georgia Revenue Bonds, Series 2019
4.000% due 07/01/2040	2,000	2,082

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	1,250	1,256

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	1,000	1,028

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	400	392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	$815	$858

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	250	265

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
0.984% (0.67*US0001M + 0.830%) due 08/01/2048 ~	550	549

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	750	783

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2034	500	564

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2026	385	424
5.000% due 01/01/2031	525	612
5.000% due 01/01/2032	100	116

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2028	400	456

Municipal Electric Authority of Georgia Revenue Notes, Series 2020
5.000% due 01/01/2026	1,000	1,098

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2026	200	219
5.000% due 01/01/2027	200	223

		10,925

GUAM 0.5%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2024	850	899

ILLINOIS 8.5%

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	1,000	1,085

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2013
5.500% due 01/01/2034	965	989

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2028	500	576

Chicago, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2030	250	260

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	1,000	1,062

Chicago, Illinois General Obligation Notes, Series 2019
5.000% due 01/01/2028	1,000	1,091

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	500	542

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	1,000	997

Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	1,000	1,003
5.000% due 08/01/2023	1,990	2,065

Illinois State General Obligation Notes, Series 2021
5.000% due 03/01/2028	500	553

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	575	593

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	1,000	1,166

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	500	564

64	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
0.000% due 06/15/2036 (a)	$1,000	$557

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	600	736

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	1,500	1,687

		15,526

INDIANA 1.1%

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2031	750	871

Indiana Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 01/01/2035	120	139

Indiana Municipal Power Agency Revenue Notes, Series 2019
5.000% due 01/01/2030	500	582

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	500	509

		2,101

KENTUCKY 1.1%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	1,000	1,030

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,000	1,053

		2,083

LOUISIANA 1.1%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
5.000% due 02/01/2031	750	904

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	310	306
2.125% due 06/01/2037	860	848

		2,058

MAINE 0.2%

Portland, Maine General Airport Revenue Bonds, Series 2019
5.000% due 01/01/2031	370	422

MARYLAND 3.4%

Baltimore County, Maryland General Obligation Bonds, Series 2022
5.000% due 03/01/2035	4,500	5,552

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2035	450	465

Maryland Health & Higher Educational Facilities Authority Revenue Notes, Series 2021
5.000% due 06/01/2029	250	281

		6,298

MASSACHUSETTS 1.8%

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
1.010% (MUNIPSA + 0.500%) due 07/01/2038 ~	750	749

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	500	577

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	840	909

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts State College Building Authority Revenue Notes, Series 2014
5.000% due 05/01/2024	$1,000	$1,035

		3,270

MICHIGAN 2.4%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	1,505	1,734

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
0.744% due 07/01/2032 ~	1,000	988

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	500	543

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	1,000	1,148

		4,413

MISSISSIPPI 0.4%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	750	764

MISSOURI 0.7%

Health & Educational Facilities Authority of the State of Missouri Revenue Notes, Series 2021
4.000% due 07/01/2028	1,225	1,343

NEBRASKA 0.9%

Nebraska Public Power District Revenue Bonds, Series 2020
0.600% due 01/01/2051	1,600	1,573

NEW JERSEY 3.9%

New Jersey Economic Development Authority Revenue Notes, Series 2013
5.000% due 01/01/2024	570	596

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	2,250	2,495

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2036	1,000	1,043

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	500	503

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	750	840

Rutgers, The State University of New Jersey Revenue Bonds, Series 2013
5.000% due 05/01/2028	250	259

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2016
5.000% due 01/01/2035	290	312

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2028	1,000	1,124

		7,172

NEW MEXICO 1.0%

New Mexico Finance Authority Revenue Bonds, Series 2013
5.000% due 06/01/2025	805	834

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	1,000	1,076

		1,910

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 7.9%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2016
5.000% due 11/15/2026	$1,600	$1,773

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	1,000	1,014

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,000	1,041

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,000	1,158

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2030	2,570	3,072

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2026	1,000	1,025

New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 03/15/2030	1,000	1,082

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 03/15/2034	1,500	1,637

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	1,020

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	750	820
5.000% due 06/01/2027	750	833

		14,475

NORTH CAROLINA 1.6%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 10/01/2027	1,200	1,222

North Carolina State Revenue Bonds, Series 2019
5.000% due 05/01/2030	500	588

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2025	1,000	1,060

		2,870

OHIO 4.9%

Allen County, Ohio Hospital Facilities Revenue Bonds, Series 2020
5.000% due 12/01/2035	850	984

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2019
5.000% due 02/15/2031	320	369

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2048	1,000	1,004
5.000% due 06/01/2033	600	678

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2020
5.000% due 01/01/2033	700	826

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	1,000	1,054

Hamilton County, Ohio Sales Tax Revenue Notes, Series 2016
5.000% due 12/01/2026	750	846

Northeast Ohio Medical University Revenue Notes, Series 2021
5.000% due 12/01/2027	200	222

Ohio Higher Educational Facility Commission Revenue Notes, Series 2013
5.000% due 12/01/2023	1,000	1,052

Ohio State Revenue Notes, Series 2021
5.000% due 01/01/2029	1,000	1,171

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	65

Schedule of Investments	PIMCO National Intermediate Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	$750	$773

		8,979

OREGON 0.7%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2032	600	706

Oregon Health & Science University Revenue Bonds, Series 2012
5.000% due 07/01/2026	575	579

		1,285

PENNSYLVANIA 5.5%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,000	1,123

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	500	539

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	1,000	1,132

Delaware River Joint Toll Bridge Commission, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2026	500	560

Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 01/01/2027	1,000	1,052

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	525	538

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2043	1,500	1,676

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2029	500	586

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
1.201% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750	752

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2035	125	143

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
1.110% (MUNIPSA + 0.600%) due 12/01/2023 ~	1,000	1,003

Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	250	273

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2016
5.000% due 10/01/2026	660	732

		10,109

PUERTO RICO 2.0%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.664% (0.67*US0003M + 0.520%) due 07/01/2029 ~	345	348

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2027	1,250	1,412

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2031 (a)	1,682	1,247

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	700	726

		3,733

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH DAKOTA 0.3%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2027	$535	$585

TENNESSEE 1.2%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2025	1,000	1,038

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,000	1,102

		2,140

TEXAS 7.1%

Central Texas Regional Mobility Authority Revenue Notes, Series 2021
5.000% due 01/01/2027	1,000	1,084

Corpus Christi, Texas Utility System Revenue Bonds, Series 2013
5.000% due 07/15/2028	1,000	1,042

Cypress-Fairbanks Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2019
5.000% due 02/15/2030	340	400

Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2012
5.000% due 12/01/2028	325	333

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2027	500	510

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	690	701

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2028	390	454

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,000	1,138

Houston, Texas Combined Utility System Revenue Notes, Series 2017
5.000% due 11/15/2026	645	727

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2031	1,000	1,168

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	515	567

North Texas Tollway Authority Revenue Notes, Series 2016
5.000% due 01/01/2026	550	577

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
2.003% due 12/15/2026 ~	750	750

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	990	1,087

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2021
5.000% due 12/15/2026	500	541

Texas State University System Revenue Bonds, Series 2017
5.000% due 03/15/2030	330	371

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	1,000	1,169

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2028	375	432

		13,051

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 0.3%

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2018
5.000% due 07/01/2030	$500	$569

WASHINGTON 1.2%

Energy Northwest, Washington Revenue Bonds, Series 2020
5.000% due 07/01/2032	1,000	1,196

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.560% (MUNIPSA + 1.050%) due 01/01/2042 ~	1,000	1,003

		2,199

WEST VIRGINIA 0.6%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	500	502

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	528	533

		1,035

WISCONSIN 1.2%

Public Finance Authority, Wisconsin Revenue Notes, Series 2021
4.000% due 10/01/2027	195	209

Wisconsin Center District Revenue Notes, (AGM Insured), Series 2020
0.000% due 12/15/2028 (a)	1,075	862

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2028	900	1,037

		2,108

Total Municipal Bonds & Notes (Cost $164,303)		163,088

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (c) 0.7%
		1,301

Total Short-Term Instruments (Cost $1,301)		1,301

Total Investments in Securities (Cost $165,604)		164,389

	SHARES
INVESTMENTS IN AFFILIATES 9.9%

SHORT-TERM INSTRUMENTS 9.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.9%

PIMCO Short-Term Floating NAV Portfolio III	1,879,633	18,251

Total Short-Term Instruments (Cost $18,348)		18,251

Total Investments in Affiliates (Cost $18,348)		18,251

Total Investments 99.3% (Cost $183,952)		$182,640

Other Assets and Liabilities, net 0.7%		1,264

Net Assets 100.0%		$183,904

66	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)	Security becomes interest bearing at a future date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$1,301	U.S. Treasury Bills 0.000% due 08/04/2022	$(1,327)	$1,301	$1,301

Total Repurchase Agreements						$(1,327)	$1,301	$1,301

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,301	$0	$0	$1,301	$(1,327)	$(26)

Total Borrowings and Other Financing Transactions	$1,301	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$201	$201

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	67

Schedule of Investments	PIMCO National Intermediate Municipal Bond Fund	(Cont.)	March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$4,839	$0	$4,839
Alaska	0	965	0	965
Arizona	0	2,195	0	2,195
California	0	9,072	0	9,072
Colorado	0	1,645	0	1,645
Connecticut	0	10,380	0	10,380
District of Columbia	0	488	0	488
Florida	0	9,609	0	9,609
Georgia	0	10,925	0	10,925
Guam	0	899	0	899
Illinois	0	15,526	0	15,526
Indiana	0	2,101	0	2,101
Kentucky	0	2,083	0	2,083
Louisiana	0	2,058	0	2,058
Maine	0	422	0	422
Maryland	0	6,298	0	6,298
Massachusetts	0	3,270	0	3,270
Michigan	0	4,413	0	4,413
Mississippi	0	764	0	764
Missouri	0	1,343	0	1,343
Nebraska	0	1,573	0	1,573
New Jersey	0	7,172	0	7,172
New Mexico	0	1,910	0	1,910
New York	0	14,475	0	14,475

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
North Carolina	$0	$2,870	$0	$2,870
Ohio	0	8,979	0	8,979
Oregon	0	1,285	0	1,285
Pennsylvania	0	10,109	0	10,109
Puerto Rico	0	3,733	0	3,733
South Dakota	0	585	0	585
Tennessee	0	2,140	0	2,140
Texas	0	13,051	0	13,051
Utah	0	569	0	569
Washington	0	2,199	0	2,199
West Virginia	0	1,035	0	1,035
Wisconsin	0	2,108	0	2,108
Short-Term Instruments
Repurchase Agreements	0	1,301	0	1,301

	$0	$164,389	$0	$164,389

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,251	$0	$0	$18,251

Total Investments	$18,251	$164,389	$0	$182,640

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

68	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO New York Municipal Bond Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.4%

MUNICIPAL BONDS & NOTES 95.6%

ALABAMA 1.5%

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2021
4.000% due 11/01/2051	$8,500	$8,957

ARIZONA 0.3%

Arizona Industrial Development Authority Revenue Notes, Series 2020
6.500% due 07/01/2026	1,600	1,716

CALIFORNIA 1.0%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	3,000	2,983
2.587% due 06/01/2029	3,000	2,822

		5,805

FLORIDA 0.1%

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2038 (a)	1,000	546

GEORGIA 0.6%

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	3,500	3,710

ILLINOIS 2.6%

Chicago, Illinois General Obligation Bonds, Series 2014
5.250% due 01/01/2029	1,000	1,044

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	1,240	1,374
6.000% due 01/01/2038	1,000	1,121

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,730	2,832

Illinois State General Obligation Bonds, Series 2020
4.125% due 10/01/2036	2,000	2,063

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2023	4,735	4,893

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	2,000	2,083

		15,410

KENTUCKY 0.4%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	2,500	2,594

LOUISIANA 0.3%

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.100% due 12/01/2040	1,800	2,129

MICHIGAN 0.4%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
0.744% due 07/01/2032 ~	2,500	2,470

NEW JERSEY 1.0%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	5,500	6,099

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 82.3%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2038	$3,750	$4,452
5.000% due 11/01/2040	1,000	1,184

Brookhaven Local Development Corp., New York Revenue Bonds, Series 2020
4.000% due 11/01/2055	2,200	2,301

Broome County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2020
4.000% due 04/01/2034	1,000	1,077
5.000% due 04/01/2031	1,875	2,185
5.000% due 04/01/2033	1,100	1,277

Broome County, New York Local Development Corp. Revenue Notes, (AGM Insured), Series 2020
5.000% due 04/01/2030	1,000	1,181

Build NYC Resource Corp., New York Revenue Bonds, Series 2015
4.000% due 08/01/2031	575	609
5.000% due 08/01/2040	500	546

Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	1,500	1,624

Build NYC Resource Corp., New York Revenue Bonds, Series 2017
5.000% due 08/01/2035	400	446
5.000% due 08/01/2036	500	557
5.000% due 11/01/2047 (b)	4,000	5,072

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	5,500	5,683

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2014
5.000% due 07/01/2034	440	469
5.000% due 07/01/2044	1,000	1,066

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2017
5.000% due 07/01/2034	1,200	1,346
5.000% due 07/01/2035	1,100	1,233

Erie County, New York General Obligation Bonds, Series 2015
5.000% due 09/15/2026	300	330
5.000% due 09/15/2027	275	302
5.000% due 09/15/2028	275	301

Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,000	1,109

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2021
4.000% due 02/15/2037	2,750	3,000

Long Island Power Authority, New York Revenue Bonds, Series 2017
5.000% due 09/01/2037	500	566
5.000% due 09/01/2042	2,000	2,254

Long Island Power Authority, New York Revenue Bonds, Series 2020
5.000% due 09/01/2032	1,400	1,658
5.000% due 09/01/2033	1,100	1,296

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
0.988% due 11/01/2032 ~	1,500	1,492

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
0.704% (0.67*US0001M + 0.550%) due 11/01/2041 ~	2,000	1,995

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
0.430% due 11/01/2032	3,000	3,000

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2032	2,500	2,598

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.000% due 11/15/2046	2,000	2,164
5.250% due 11/15/2056	3,900	4,282

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	$2,000	$2,028

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	7,475	7,658

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,500	1,562

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
4.000% due 10/01/2047	2,130	2,194
5.000% due 12/01/2046	1,000	1,087

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2039	1,300	1,382
4.000% due 12/01/2046	2,570	2,647
4.000% due 07/01/2050	475	502

Monroe County, New York Industrial Development Agency Revenue Bonds, Series 2017
5.000% due 05/01/2031	1,500	1,691

Monroe County, New York Industrial Development Agency Revenue Notes, Series 2018
5.000% due 05/01/2028	1,000	1,158

Nassau County, New York General Obligation Bonds, Series 2016
5.000% due 04/01/2038	2,500	2,725

Nassau County, New York General Obligation Notes, Series 2017
5.000% due 10/01/2027	2,500	2,849

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	6,000	6,246

New York City Housing Development Corp. Revenue Bonds, Series 2015
4.350% due 11/01/2048	1,000	1,026

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	2,000	2,010

New York City Housing Development Corp. Revenue Bonds, Series 2020
1.125% due 05/01/2060	2,500	2,427

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (b)	1,000	958

New York City Industrial Development Agency, New York Revenue Bonds, (AGM Insured), Series 2020
4.000% due 03/01/2032	2,780	3,002

New York City Industrial Development Agency, New York Revenue Bonds, Series 2020
4.000% due 03/01/2045	3,800	3,981

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
4.000% due 03/01/2031	4,000	4,334

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2030	2,005	2,322

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
4.000% due 07/15/2045	5,000	5,259
5.000% due 07/15/2035	2,500	2,871

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,087

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
0.430% due 11/01/2042	7,600	7,600

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2015
5.000% due 11/01/2026	2,500	2,753

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 02/01/2030	1,000	1,098
5.000% due 08/01/2032	1,000	1,107

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	69

Schedule of Investments	PIMCO New York Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2017
4.000% due 08/01/2042	$2,545	$2,645
5.000% due 11/01/2033	5,180	5,820

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
0.330% due 08/01/2042	5,000	5,000
5.000% due 05/01/2037	2,500	2,823
5.000% due 05/01/2038	2,500	2,818

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
0.430% due 11/01/2044	1,480	1,480
4.000% due 11/01/2037	2,000	2,114
4.000% due 11/01/2038	5,000	5,276
5.000% due 11/01/2035	3,500	4,037

New York City Trust for Cultural Resources, New York Revenue Bonds, Series 2019
5.000% due 12/01/2030	300	353
5.000% due 12/01/2031	250	295
5.000% due 12/01/2032	300	353
5.000% due 12/01/2033	300	353
5.000% due 12/01/2034	575	676
5.000% due 12/01/2035	350	411
5.000% due 12/01/2036	400	468
5.000% due 12/01/2037	275	322
5.000% due 12/01/2038	300	350
5.000% due 12/01/2039	250	291

New York City Trust for Cultural Resources, New York Revenue Bonds, Series 2020
5.000% due 12/01/2031	2,000	2,402
5.000% due 12/01/2032	2,250	2,693

New York City Water & Sewer System, New York Revenue Bonds, Series 2006
0.380% due 06/15/2038	1,690	1,690

New York City Water & Sewer System, New York Revenue Bonds, Series 2013
0.330% due 06/15/2050	1,300	1,300

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
0.430% due 06/15/2050	5,000	5,000

New York City Water & Sewer System, New York Revenue Bonds, Series 2015
5.000% due 06/15/2039	4,700	5,085

New York City Water & Sewer System, New York Revenue Bonds, Series 2016
4.000% due 06/15/2046	2,425	2,543

New York City Water & Sewer System, New York Revenue Bonds, Series 2018
5.000% due 06/15/2040	2,700	3,066

New York City Water & Sewer System, New York Revenue Bonds, Series 2019
4.000% due 06/15/2040	5,000	5,325

New York City Water & Sewer System, New York Revenue Bonds, Series 2021
4.000% due 06/15/2051	2,000	2,114

New York City Water & Sewer System, New York Revenue Notes, Series 2020
5.000% due 06/15/2030	1,500	1,793

New York City, General Obligation Bonds, Series 2015
0.430% due 06/01/2044	4,000	4,000

New York City, General Obligation Bonds, Series 2016
4.000% due 12/01/2043	1,000	1,052

New York City, General Obligation Bonds, Series 2017
0.430% due 10/01/2046	5,420	5,420

New York City, General Obligation Bonds, Series 2018
0.430% due 12/01/2047	1,285	1,285

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2022
5.000% due 06/15/2034	5,000	6,059
5.000% due 06/15/2052	5,000	5,742

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2021
4.000% due 08/01/2036	3,000	3,207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Water & Sewer System Revenue Notes, Series 2021
5.000% due 06/15/2028	$2,500	$2,807

New York Convention Center Development Corp. Revenue Bonds, Series 2015
4.000% due 11/15/2045	500	516
5.000% due 11/15/2029	1,000	1,095
5.000% due 11/15/2045	2,000	2,168

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2050 (a)	5,000	979
0.000% due 06/01/2055 (a)	16,875	1,527

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	6,375	7,830

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	6,000	6,285

New York Liberty Development Corp. Revenue Bonds, Series 2019
2.625% due 09/15/2069	2,100	2,019
2.800% due 09/15/2069	2,000	1,912

New York Liberty Development Corp. Revenue Notes, Series 2021
1.900% due 11/15/2031	2,000	1,701

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	3,500	3,689
4.000% due 11/15/2060	2,600	2,731

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2026	2,000	2,009
5.000% due 12/15/2026	4,000	4,100

New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 03/15/2028	3,000	3,098

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	2,192
5.000% due 07/01/2050	1,285	1,405

New York State Dormitory Authority Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,100	1,245
5.000% due 02/15/2038	1,600	1,771
5.000% due 07/01/2038	1,000	1,125
5.000% due 07/01/2043	1,530	1,716

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 08/01/2036	4,500	4,580
4.000% due 07/01/2041	2,000	2,137
5.000% due 03/15/2041	3,500	3,946
5.000% due 07/01/2048	1,675	1,904
5.000% due 10/01/2048	1,500	1,962
5.250% due 03/15/2038	3,500	4,060

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2039	5,000	5,661
5.000% due 03/15/2040	5,000	5,647
5.000% due 03/15/2041	2,000	2,255
5.000% due 03/15/2042	6,000	6,755
5.000% due 05/01/2048	5,000	5,360
5.000% due 07/01/2050	5,000	5,783

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2036	5,000	5,365
4.000% due 02/15/2040	3,635	3,847
4.000% due 07/01/2046	3,500	3,647
4.000% due 07/01/2053	9,000	9,314

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 03/15/2034	3,000	3,274

New York State Dormitory Authority Revenue Notes, Series 2018
5.000% due 10/01/2028	2,000	2,349

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	4,000	4,081

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Environmental Facilities Corp. Revenue Bonds, Series 2018
5.000% due 06/15/2043	$2,500	$2,850

New York State Environmental Facilities Corp. Revenue Bonds, Series 2020
2.750% due 09/01/2050	3,350	3,351
4.000% due 06/15/2045	1,000	1,071

New York State Environmental Facilities Corp. Revenue Notes, Series 2021
5.000% due 02/15/2027	245	279

New York State Housing Finance Agency Revenue Bonds, Series 2021
1.000% due 11/01/2061	4,000	3,750

New York State Thruway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2051	3,000	3,242

New York State Thruway Authority Revenue Bonds, Series 2018
4.000% due 01/01/2036	1,000	1,054

New York State Urban Development Corp. Revenue Bonds, Series 2017
4.000% due 03/15/2046	1,560	1,648

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2038	3,000	3,466
5.000% due 03/15/2039	2,875	3,232
5.000% due 03/15/2041	1,000	1,149

New York State Urban Development Corp. Revenue Bonds, Series 2020
5.000% due 03/15/2044	2,500	2,843

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	500	548

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.250% due 08/01/2031	2,815	3,070
5.375% due 08/01/2036	1,500	1,701

New York Transportation Development Corp. Revenue Bonds, Series 2021
4.000% due 10/31/2046	3,500	3,609

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	4,000	4,246

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	2,000	2,076
5.000% due 12/01/2028	750	835
5.000% due 12/01/2029	1,345	1,512

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	855	856

Oneida County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2019
4.000% due 12/01/2049	2,000	2,120

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	4,015	4,202

Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.000% due 11/15/2041	1,620	1,780

Port Authority of New York & New Jersey Revenue Bonds, Series 2018
5.000% due 07/15/2038	4,000	4,569
5.000% due 09/01/2048	4,000	4,529

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
5.000% due 09/01/2039	2,500	2,870

Saratoga County, New York Capital Resources Corp. Revenue Bonds, Series 2018
5.000% due 07/01/2037	525	596
5.000% due 07/01/2038	300	340

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
4.625% due 11/01/2031	1,250	1,178

70	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Suffolk County, New York General Obligation Notes, (AGM Insured), Series 2019
4.000% due 10/15/2029	$5,125	$5,546

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (a)	23,790	2,980

Town of Hempstead, New York General Obligation Notes, Series 2021
5.000% due 06/15/2028	1,025	1,195

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
5.000% due 11/15/2044	4,435	5,049

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2042	4,185	4,812
5.000% due 11/15/2043	5,985	6,848

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
2.000% due 05/15/2045	5,000	4,982
5.000% due 05/15/2050	2,500	2,771
5.000% due 05/15/2051	8,000	9,015

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2022
4.000% due 05/15/2041	2,500	2,681
4.000% due 05/15/2051	3,500	3,700

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2033	2,500	2,920

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	4,000	4,145

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	3,000	3,332

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2053	1,000	857

		496,132

PUERTO RICO 5.1%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	3,091	1,665

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (a)	$664	$385
4.000% due 07/01/2033	516	505
4.000% due 07/01/2035	464	449
4.000% due 07/01/2037	398	384
4.000% due 07/01/2041	541	516
4.000% due 07/01/2046	563	532
5.750% due 07/01/2031	544	621

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (a)	266	243
5.250% due 07/01/2023	576	591
5.375% due 07/01/2025	575	607
5.625% due 07/01/2027	570	623
5.625% due 07/01/2029	560	626

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.664% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,970	1,990

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2026	4,000	4,449

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (a)	13,500	4,142
0.000% due 07/01/2051 (a)	11,000	2,449

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,000	1,037
4.784% due 07/01/2058	8,220	8,662

		30,476

Total Municipal Bonds & Notes (Cost $579,804)		576,044

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (c) 0.5%
		3,255

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.3%

Hampton Bays Union Free School District, New York General Obligation Notes, Series 2021
1.250% due 06/23/2022	$1,300	$1,300

Middletown, New York General Obligation Notes, Series 2021
1.000% due 08/25/2022	2,000	1,998

Onondaga Central School District, New York General Obligation Notes, Series 2021
1.250% due 07/29/2022	4,500	4,499

Total Municipal Bonds & Notes (Cost $7,827)		7,797

Total Short-Term Instruments (Cost $11,082)		11,052

Total Investments in Securities (Cost $590,886)		587,096

	SHARES
INVESTMENTS IN AFFILIATES 2.9%

SHORT-TERM INSTRUMENTS 2.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.9%

PIMCO Short-Term Floating NAV Portfolio III	1,786,664	17,349

Total Short-Term Instruments (Cost $17,350)		17,349

Total Investments in Affiliates (Cost $17,350)		17,349

Total Investments 100.3% (Cost $608,236)		$604,445

Other Assets and Liabilities, net (0.3)%		(1,648)

Net Assets 100.0%		$602,797

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$3,255	U.S. Treasury Bills 0.000% due 08/04/2022	$(3,320)	$3,255	$3,255

Total Repurchase Agreements						$(3,320)	$3,255	$3,255

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	71

Schedule of Investments	PIMCO New York Municipal Bond Fund	(Cont.)	March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,255	$0	$0	$3,255	$(3,320)	$(65)

Total Borrowings and Other Financing Transactions	$3,255	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,026	$1,026

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$8,957	$0	$8,957
Arizona	0	1,716	0	1,716
California	0	5,805	0	5,805
Florida	0	546	0	546
Georgia	0	3,710	0	3,710
Illinois	0	15,410	0	15,410
Kentucky	0	2,594	0	2,594
Louisiana	0	2,129	0	2,129
Michigan	0	2,470	0	2,470
New Jersey	0	6,099	0	6,099
New York	0	496,132	0	496,132
Puerto Rico	0	30,476	0	30,476

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short-Term Instruments
Repurchase Agreements	$0	$3,255	$0	$3,255
Municipal Bonds & Notes	0	7,797	0	7,797

	$0	$587,096	$0	$587,096

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$17,349	$0	$0	$17,349

Total Investments	$17,349	$587,096	$0	$604,445

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

72	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Short Duration Municipal Income Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.0%

MUNICIPAL BONDS & NOTES 86.9%

ALABAMA 2.4%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2017
4.000% due 08/01/2047	$2,225	$2,240

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
0.860% due 10/01/2052 ~	2,000	1,951

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 12/01/2052	1,000	1,068

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	2,750	2,625

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	500	495

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2021
4.000% due 12/01/2051	3,000	3,224

		11,603

ARIZONA 1.3%

Arizona Health Facilities Authority Revenue Bonds, Series 2015
0.760% due 01/01/2046 ~	1,125	1,125

Arizona Industrial Development Authority Revenue Notes, Series 2021
1.500% due 07/01/2023	450	439

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,500	2,511

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	800	852

Tempe, Arizona Certificates of Participation Notes, Series 2021
0.623% due 07/01/2024	1,650	1,578

		6,505

CALIFORNIA 8.3%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
0.920% due 04/01/2056 ~	1,000	990
0.960% due 04/01/2056 ~	2,500	2,512

California County Tobacco Securitization Agency Revenue Notes, Series 2020
4.000% due 06/01/2023	400	408

California Earthquake Authority Revenue Notes, Series 2020
1.327% due 07/01/2022	4,800	4,805

California Health Facilities Financing Authority Revenue Notes, Series 2020
5.000% due 06/01/2024	315	334
5.000% due 06/01/2025	440	478

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
0.860% due 08/01/2047 ~	5,500	5,483

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
1.210% due 12/01/2050 ~	2,000	2,001

California Public Finance Authority Revenue Bonds, Series 2017
0.380% due 08/01/2052	5,930	5,930

California Statewide Communities Development Authority Revenue Bonds, Series 2006
1.450% due 04/01/2028	1,000	908

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.988% due 06/01/2024	2,000	1,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.337% due 06/01/2023	$1,500	$1,500
1.850% due 06/01/2031	2,000	1,988
2.587% due 06/01/2029	5,875	5,527

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.900% (US0003M + 0.550%) due 06/01/2034 ~	2,250	2,145

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	2,500	2,300

Southern California Public Power Authority Revenue Bonds, Series 2020
0.650% due 07/01/2040	1,500	1,390

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2023	625	645

		41,263

COLORADO 0.3%

Colorado Health Facilities Authority Revenue Notes, Series 2020
2.800% due 12/01/2026	750	742

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 07/15/2026	550	600

		1,342

CONNECTICUT 3.7%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2022	2,030	2,058

Connecticut Special Tax Revenue State Special Tax Notes, Series 2020
5.000% due 05/01/2024	1,000	1,061
5.000% due 05/01/2025	500	543

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	3,000	3,289

Connecticut State General Obligation Bonds, Series 2013
1.460% (MUNIPSA + 0.950%) due 03/01/2024 ~	1,980	2,000

Connecticut State General Obligation Notes, Series 2020
5.000% due 01/15/2025	650	701

Connecticut State General Obligation Notes, Series 2021
5.000% due 07/15/2022	1,235	1,249

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
1.100% due 07/01/2048	1,000	995

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	4,790	4,925

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2022	1,000	1,011
5.000% due 07/15/2023	500	521

		18,353

DELAWARE 0.2%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.050% due 01/01/2031	1,250	1,195

DISTRICT OF COLUMBIA 0.2%

District of Columbia Revenue Notes, Series 2016
5.000% due 04/01/2022	1,070	1,070

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 3.8%

Capital Projects Finance Authority, Florida Revenue Notes, Series 2020
5.000% due 10/01/2027	$1,250	$1,384

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2025	710	774

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	500	549
5.000% due 10/01/2026	900	1,009

Florida State General Obligation Notes, Series 2015
5.000% due 06/01/2022	750	755

Florida State General Obligation Notes, Series 2016
5.000% due 06/01/2022	730	735

Florida State General Obligation Notes, Series 2022
5.000% due 06/01/2027	3,530	4,044

JEA Electric System, Florida Revenue Notes, Series 2017
5.000% due 10/01/2024	2,220	2,384

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	3,000	3,272

Miami-Dade County, Florida Expressway Authority Revenue Notes, Series 2013
5.000% due 07/01/2022	675	681

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2023	2,765	2,898

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2025 (a)	125	113

		18,598

GEORGIA 3.2%

Bartow County, Georgia Development Authority Revenue Bonds, Series 1997
1.800% due 09/01/2029	2,000	1,809

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	1,500	1,507

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	1,000	977

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	2,500	2,525

Cobb County, Georgia Kennestone Hospital Authority Revenue Notes, Series 2020
5.000% due 04/01/2024	450	476

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2018
4.000% due 08/01/2048	3,750	3,865

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2022
4.000% due 09/01/2052	1,000	1,062

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
0.984% (0.67*US0001M + 0.830%) due 08/01/2048 ~	1,090	1,088

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,400	1,461

Municipal Electric Authority of Georgia Revenue Notes, Series 2020
5.000% due 01/01/2024	750	788

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2023	305	312
5.000% due 01/01/2024	100	105

		15,975

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	73

Schedule of Investments	PIMCO Short Duration Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 6.7%

Chicago Transit Authority, Illinois Revenue Notes, Series 2020
1.708% due 12/01/2022	$1,500	$1,502

Chicago, Illinois General Obligation Notes, Series 2021
5.000% due 01/01/2028	1,750	1,909

Illinois Finance Authority Revenue Bonds, Series 2020
0.700% due 05/01/2040	1,700	1,666

Illinois Finance Authority Revenue Bonds, Series 2021
1.210% due 05/01/2042 ~	1,500	1,504

Illinois Finance Authority Revenue Notes, Series 2020
5.000% due 08/15/2026	750	837

Illinois Finance Authority Revenue Notes, Series 2021
5.000% due 08/15/2026	1,925	2,151

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	3,250	3,372

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2022	2,290	2,303

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	2,000	2,083

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	1,000	1,081
5.125% due 05/01/2022	1,250	1,254

Illinois State Revenue Bonds, (BAM Insured), Series 2016
4.000% due 06/15/2027	1,250	1,332

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2023	1,795	1,858

Illinois State Revenue Notes, Series 2016
5.000% due 06/15/2022	1,385	1,394

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2025	1,000	1,078
5.000% due 01/01/2026	750	828

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2012
5.000% due 06/15/2052	3,000	3,023

Metropolitan Pier & Exposition Authority, Illinois Revenue Notes, Series 2022
3.000% due 06/15/2025	1,375	1,387

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,000	1,034

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2029	1,500	1,709

		33,305

INDIANA 0.4%

Indiana Finance Authority Revenue Bonds, Series 2009
0.370% due 11/01/2039	900	900

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,250	1,273

		2,173

IOWA 0.3%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
0.438% due 08/15/2032	1,700	1,691

KANSAS 1.1%

Kansas Department of Transportation State Revenue Bonds, Series 2004
0.661% (0.7*US0001M + 0.500%) due 09/01/2024 ~	5,150	5,161

KENTUCKY 1.1%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,500	2,575

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kentucky Public Energy Authority Revenue Bonds, Series 2022
1.381% due 08/01/2052 ~	$3,000	$2,963

		5,538

LOUISIANA 1.5%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
0.600% due 05/01/2043	3,000	2,977

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2020
0.875% due 02/01/2046	2,000	1,920

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	700	690
2.125% due 06/01/2037	2,000	1,973

		7,560

MARYLAND 1.1%

Baltimore County, Maryland General Obligation Notes, Series 2022
5.000% due 03/01/2028	1,120	1,303

Baltimore, Maryland Revenue Bonds, Series 2013
5.000% due 07/01/2038	1,875	1,976

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,045	1,135

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	1,000	1,076

		5,490

MASSACHUSETTS 2.6%

Commonwealth of Massachusetts General Obligation Bonds, Series 2014
1.700% due 08/01/2043	2,350	2,353

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
1.010% (MUNIPSA + 0.500%) due 07/01/2038 ~	2,500	2,497

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
1.110% due 07/01/2049 ~	2,500	2,497

Massachusetts Development Finance Agency Revenue Notes, Series 2018
5.000% due 07/01/2022	700	707
5.000% due 07/01/2023	750	780

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	1,710	1,850

Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds, Series 2019
5.000% due 01/01/2039	2,250	2,303

		12,987

MICHIGAN 2.2%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
0.744% due 07/01/2032 ~	2,500	2,470

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	3,247	3,190

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	4,250	4,379

Waterford School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2021
4.000% due 05/01/2024	600	625

		10,664

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSISSIPPI 1.0%

Lowndes County, Mississippi Revenue Bonds, Series 1992
6.800% due 04/01/2022	$3,000	$3,000

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	2,000	2,026

		5,026

MONTANA 0.2%

Montana Facility Finance Authority Revenue Bonds, Series 2018
1.060% (MUNIPSA + 0.550%) due 08/15/2037 ~	955	956

NEBRASKA 0.3%

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2020
5.000% due 11/15/2053	1,100	1,201

NEVADA 0.7%

Clark County, Nevada Revenue Bonds, Series 2017
1.650% due 01/01/2036	1,700	1,698

Washoe County, Nevada Revenue Bonds, Series 2016
1.850% due 03/01/2036	1,500	1,500

		3,198

NEW JERSEY 4.8%

New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (a)	3,000	2,840

New Jersey Economic Development Authority Revenue Bonds, Series 2013
2.110% due 03/01/2028 ~	3,500	3,531

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	1,250	1,386

New Jersey Economic Development Authority Revenue Notes, Series 2020
1.000% due 06/01/2023	850	839

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2032	2,000	2,191

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2025	2,500	2,709
5.000% due 06/01/2027	5,750	6,463

New Jersey Turnpike Authority Revenue Notes, Series 2020
5.000% due 01/01/2028	1,000	1,112

Newark Housing Authority Scholarship Foundation A New Jersey Non Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 01/01/2025	600	640

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2022	2,250	2,261

		23,972

NEW MEXICO 1.4%

Farmington, New Mexico Revenue Bonds, Series 2010
1.100% due 06/01/2040	3,500	3,455

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	3,000	3,227

		6,682

74	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 13.0%

Long Island Power Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2028	$2,500	$2,920

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
0.988% due 11/01/2032 ~	2,000	1,990

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2028	2,875	3,217

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	1,400	1,420

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	3,000	3,073

Monroe County Industrial Development Corp., New York Revenue Notes, Series 2020
5.000% due 12/01/2023	500	525

New York City Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	1,750	1,760

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	1,500	1,507

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2029	1,000	1,146

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2002
5.000% due 11/01/2022	2,500	2,554

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
0.430% due 06/15/2050	6,000	6,000

New York City, General Obligation Bonds, Series 2012
0.710% due 04/01/2042	5,000	5,000

New York City, General Obligation Bonds, Series 2015
0.430% due 06/01/2044	13,000	13,000

New York City, New York Housing Development Corp. Revenue Bonds, (FHA Insured), Series 2021
0.600% due 05/01/2061	3,000	2,799

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2028	1,000	1,161

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 09/15/2022	2,600	2,645

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	3,000	3,018

New York State Urban Development Corp. Revenue Notes, Series 2021
5.000% due 03/15/2024	3,750	3,976

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2023	750	780

Sales Tax Asset Receivable Corp., New York Revenue Bonds, Series 2014
4.000% due 10/15/2032	2,500	2,629

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
2.000% due 05/15/2045	3,000	2,995

		64,115

NORTH CAROLINA 0.6%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2018
0.340% due 01/15/2048	1,500	1,500

University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
0.554% (0.67*US0001M + 0.400%) due 12/01/2041 ~	1,500	1,500

		3,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 1.5%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2021
1.000% due 02/15/2048	$1,000	$977

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	1,355	1,399
5.000% due 11/15/2024	725	778

Ohio Higher Educational Facility Commission Revenue Notes, Series 2016
5.000% due 12/01/2022	1,415	1,449

Ohio State Revenue Notes, Series 2021
5.000% due 01/01/2029	2,500	2,927

		7,530

OKLAHOMA 0.5%

University of Oklahoma Revenue Notes, (AGM Insured), Series 2021
5.000% due 07/01/2028	1,345	1,553
5.000% due 07/01/2029	900	1,056

		2,609

OREGON 0.2%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2025	450	492

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
5.000% due 06/15/2024	250	267

		759

PENNSYLVANIA 4.4%

Bethlehem Area School District Authority, Pennsylvania Revenue Notes, Series 2021
0.538% due 01/01/2032 ~	4,495	4,464

Commonwealth of Pennsylvania General Obligation Notes, Series 2020
5.000% due 05/01/2022	2,150	2,157

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2025	1,100	1,201

Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	1,500	1,536

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
1.201% (0.7*US0001M + 1.040%) due 08/15/2048 ~	1,500	1,504

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2021
4.000% due 10/15/2022	600	609

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
1.110% (MUNIPSA + 0.600%) due 12/01/2023 ~	3,300	3,308

Pennsylvania Turnpike Commission Revenue Notes, Series 2021
3.000% due 12/01/2022	500	505
5.000% due 12/01/2025	750	832

Pittsburgh Water & Sewer Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2017
1.160% due 09/01/2040 ~	3,500	3,510

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2020
4.000% due 07/01/2024	900	937
4.000% due 07/01/2026	1,250	1,339

		21,902

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 0.5%

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Notes, Series 2018
0.000% due 07/01/2024 (a)	$1,000	$939
0.000% due 07/01/2027 (a)	1,670	1,431

		2,370

SOUTH CAROLINA 1.1%

Greenville County, South Carolina Revenue Notes, Series 2021
5.000% due 04/01/2028	515	591
5.000% due 04/01/2029	500	581

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2018
1.014% due 10/01/2048 ~	2,000	2,003

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2048	2,250	2,471

		5,646

SOUTH DAKOTA 0.5%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2021
0.706% due 06/01/2023	2,500	2,456

TENNESSEE 1.3%

Memphis, Tennessee Gas Revenue Notes, Series 2020
4.000% due 12/01/2022	500	509

Memphis-Shelby County, Tennessee Airport Authority Revenue Notes, Series 2021
5.000% due 07/01/2022	2,000	2,019
5.000% due 07/01/2023	2,250	2,339

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,200	1,322

		6,189

TEXAS 7.8%

Central Texas Regional Mobility Authority Revenue Notes, Series 2020
5.000% due 01/01/2025	2,000	2,106

Fort Bend Grand Parkway Toll Road Authority, Texas Revenue Notes, Series 2021
5.000% due 03/01/2027	500	568
5.000% due 03/01/2028	750	865

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.950% due 08/01/2049	1,040	1,042

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2019
0.811% due 11/15/2046 ~	2,500	2,502

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2020
5.000% due 06/01/2032	1,095	1,120

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2024	650	699

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
4.000% due 06/01/2039	2,300	2,361

New Caney Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
1.250% due 02/15/2050	1,600	1,568

North Texas Tollway Authority Revenue Notes, Series 2015
5.000% due 01/01/2024	675	709

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	2,000	2,027

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	75

Schedule of Investments	PIMCO Short Duration Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	$1,655	$1,633

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2020
0.700% due 06/01/2050	1,500	1,423

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
2.000% due 06/01/2052	1,300	1,281

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	1,250	1,235

San Antonio Municipal Facilities Corp., Texas Revenue Bonds, Series 2021
0.894% due 08/01/2050	2,500	2,463

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
5.000% due 02/01/2026	2,500	2,755

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2018
2.750% due 02/01/2048	1,500	1,512

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2019
1.750% due 12/01/2045	2,500	2,475

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2022
2.000% due 02/01/2049	1,000	969

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
1.253% due 12/15/2026 ~	2,575	2,571
2.003% due 12/15/2026 ~	1,500	1,500

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	495	543

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2021
5.000% due 12/15/2025	1,000	1,070

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 04/15/2024	1,000	1,062
5.000% due 10/15/2024	500	538

		38,597

UTAH 0.4%

Utah County, Utah Revenue Bonds, Series 2018
5.000% due 05/15/2057	1,800	1,899

VIRGINIA 1.3%

Hampton Roads Transportation Accountability Commission, Virginia Revenue Notes, Series 2021
5.000% due 07/01/2026	4,000	4,466

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2010
1.200% due 11/01/2040	2,100	2,054

		6,520

WASHINGTON 3.2%

Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes, Washington Revenue Bonds, Series 2015
0.710% due 11/01/2045 ~	4,500	4,542

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
0.960% (MUNIPSA + 0.450%) due 11/01/2045 ~	$2,500	$2,506

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
1.000% (MUNIPSA + 0.490%) due 11/01/2046 ~	1,750	1,752

University of Washington Revenue Bonds, Series 2022
4.000% due 05/01/2048	2,500	2,697

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.560% (MUNIPSA + 1.050%) due 01/01/2042 ~	2,500	2,509

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	1,900	1,995

		16,001

WEST VIRGINIA 0.8%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	1,000	1,004

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	1,716	1,734

West Virginia Economic Development Authority Revenue Bonds, Series 2009
2.625% due 12/01/2042	1,250	1,251

		3,989

WISCONSIN 1.0%

Public Finance Authority, Wisconsin Revenue Notes, Series 2020
5.000% due 06/01/2023	325	338
5.000% due 06/01/2025	395	430
5.000% due 06/01/2026	550	613

Public Finance Authority, Wisconsin Revenue Notes, Series 2021
4.000% due 10/01/2026	305	326

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2018
0.690% due 08/15/2054 ~	2,500	2,500

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2023	750	775

		4,982

Total Municipal Bonds & Notes (Cost $434,620)		430,072

SHORT-TERM INSTRUMENTS 8.1%

MUNICIPAL BONDS & NOTES 8.1%

Bayport-Blue Point Union Free School District, New York General Obligation Notes, Series 2021
1.500% due 06/24/2022	4,500	4,503

Connetquot Central School District of Islip, New York General Obligation Notes, Series 2021
1.500% due 06/24/2022	5,000	5,003

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hampton Bays Union Free School District, New York General Obligation Notes, Series 2021
1.250% due 06/23/2022	$5,000	$5,001

Lindenhurst Union Free School District, New York General Obligation Notes, Series 2021
1.000% due 06/24/2022	2,500	2,498

Los Angeles, California Revenue Notes, Series 2021
4.000% due 06/23/2022	1,250	1,259

Middletown, New York General Obligation Notes, Series 2021
1.500% due 08/25/2022	3,500	3,503

Newark, New Jersey General Obligation Notes, Series 2021
1.250% due 10/03/2022	3,500	3,497

Plattsburgh City School District, New York General Obligation Notes, Series 2021
1.250% due 07/29/2022	3,500	3,499

Rondout Valley Central School District Accord, New York General Obligation Notes, Series 2021
1.250% due 06/29/2022	3,000	3,001

San Antonio, Texas General Obligation Notes, Series 2021
5.000% due 08/01/2022	3,000	3,039

Town of Tonawanda, New York General Obligation Notes, Series 2021
1.500% due 08/26/2022	1,000	1,000

Victor Central School District, New York General Obligation Notes, Series 2021
1.500% due 07/29/2022	4,500	4,504

Total Municipal Bonds & Notes (Cost $40,442)		40,307

Total Short-Term Instruments (Cost $40,442)		40,307

Total Investments in Securities (Cost $475,062)		470,379

	SHARES
INVESTMENTS IN AFFILIATES 3.6%

SHORT-TERM INSTRUMENTS 3.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.6%

PIMCO Short-Term Floating NAV Portfolio III	1,852,892	17,992

Total Short-Term Instruments (Cost $17,994)		17,992

Total Investments in Affiliates (Cost $17,994)		17,992

Total Investments 98.6% (Cost $493,056)		$488,371

Other Assets and Liabilities, net 1.4%		6,727

Net Assets 100.0%		$495,098

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

76	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$11,603	$0	$11,603
Arizona	0	6,505	0	6,505
California	0	41,263	0	41,263
Colorado	0	1,342	0	1,342
Connecticut	0	18,353	0	18,353
Delaware	0	1,195	0	1,195
District of Columbia	0	1,070	0	1,070
Florida	0	18,598	0	18,598
Georgia	0	15,975	0	15,975
Illinois	0	33,305	0	33,305
Indiana	0	2,173	0	2,173
Iowa	0	1,691	0	1,691
Kansas	0	5,161	0	5,161
Kentucky	0	5,538	0	5,538
Louisiana	0	7,560	0	7,560
Maryland	0	5,490	0	5,490
Massachusetts	0	12,987	0	12,987
Michigan	0	10,664	0	10,664
Mississippi	0	5,026	0	5,026
Montana	0	956	0	956
Nebraska	0	1,201	0	1,201
Nevada	0	3,198	0	3,198
New Jersey	0	23,972	0	23,972
New Mexico	0	6,682	0	6,682

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
New York	$0	$64,115	$0	$64,115
North Carolina	0	3,000	0	3,000
Ohio	0	7,530	0	7,530
Oklahoma	0	2,609	0	2,609
Oregon	0	759	0	759
Pennsylvania	0	21,902	0	21,902
Puerto Rico	0	2,370	0	2,370
South Carolina	0	5,646	0	5,646
South Dakota	0	2,456	0	2,456
Tennessee	0	6,189	0	6,189
Texas	0	38,597	0	38,597
Utah	0	1,899	0	1,899
Virginia	0	6,520	0	6,520
Washington	0	16,001	0	16,001
West Virginia	0	3,989	0	3,989
Wisconsin	0	4,982	0	4,982
Short-Term Instruments
Municipal Bonds & Notes	0	40,307	0	40,307

	$0	$470,379	$0	$470,379

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$17,992	$0	$0	$17,992

Total Investments	$17,992	$470,379	$0	$488,371

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	77

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014.The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A, Class C and Class C-2 shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO California Municipal Bond Fund	Daily	Monthly

PIMCO California Short Duration Municipal Income Fund	Daily	Monthly

PIMCO High Yield Municipal Bond Fund	Daily	Monthly

PIMCO Municipal Bond Fund	Daily	Monthly

PIMCO National Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO New York Municipal Bond Fund	Daily	Monthly

PIMCO Short Duration Municipal Income Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be

78	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2022

different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	|	MARCH 31, 2022	79

Notes to Financial Statements	(Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered

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may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3

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Notes to Financial Statements	(Cont.)

category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated

at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO California Intermediate Municipal Bond Fund	$17,867	$126,118	$(125,400)	$(70)	$(29)	$18,486	$118	$0

PIMCO California Municipal Bond Fund	12,005	55,287	(59,900)	(72)	(5)	7,315	87	0

PIMCO California Short Duration Municipal Income Fund	9,309	107,124	(103,578)	(14)	(1)	12,840	24	0

PIMCO High Yield Municipal Bond Fund	187,463	1,254,890	(1,297,100)	(2,541)	(2,107)	140,605	4,990	0

PIMCO Municipal Bond Fund	293,306	848,146	(1,044,201)	(1,770)	(334)	95,147	2,446	0

PIMCO National Intermediate Municipal Bond Fund	17,431	58,876	(57,801)	(127)	(128)	18,251	276	0

PIMCO New York Municipal Bond Fund	55,980	183,450	(221,600)	(400)	(81)	17,349	548	0

PIMCO Short Duration Municipal Income Fund	24,258	418,902	(424,900)	(246)	(22)	17,992	302	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements	(Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”)

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that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

A Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013 regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB

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Notes to Financial Statements	(Cont.)

Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure, in which the Funds hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Funds as the TOB residual holders.

The Funds have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended March 31, 2022, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate

PIMCO California Municipal Bond Fund	$608	0.51%

PIMCO High Yield Municipal Bond Fund	81,108	0.59%

PIMCO Municipal Bond Fund	35,250	0.57%

PIMCO New York Municipal Bond Fund	3,750	0.62%

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

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Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund	PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund
Risks

Small Fund	—	X	—	—	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	—	X	—

Leveraging	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X

Municipal Bond	X	X	X	X	X	X	X	X

California State-Specific	X	X	X	X	X	X	—	X

New York State-Specific	—	—	—	X	X	X	X	X

Municipal Project-Specific	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount

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of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Bond Risk  is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

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California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other

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things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund

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with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C	Class C-2
PIMCO California Intermediate Municipal Bond Fund	0.225%	0.22%	0.32%	N/A		0.30%	0.30%	N/A
PIMCO California Municipal Bond Fund	0.21%	0.23%	0.33%	N/A		0.33%	0.33%	N/A
PIMCO California Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	N/A		0.30%	N/A	N/A
PIMCO High Yield Municipal Bond Fund	0.30%	0.25%	0.35%	0.45%	(1)	0.30%	0.30%	N/A
PIMCO Municipal Bond Fund	0.20%	0.24%	0.34%	0.44%	(1)	0.30%	0.30%	N/A
PIMCO National Intermediate Municipal Bond Fund	0.22%	0.23%	0.33%	N/A		0.33%	0.33%	N/A
PIMCO New York Municipal Bond Fund	0.225%	0.22%	0.32%	0.42%	(1)	0.30%	0.30%	N/A
PIMCO Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	0.35%	(1)	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class C-2 shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class C-2 shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and, up to 0.50% for Class C-2 shares, and in connection with personal services rendered to Class A, Class C and Class C-2 shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class C-2 shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Short Duration Municipal Income Fund	0.30%	0.25%

PIMCO Municipal Bond Fund and PIMCO National Intermediate Municipal Bond Fund	0.50%	0.25%

All other Funds	0.75%	0.25%
Class C-2

PIMCO Short Duration Municipal Income Fund	0.50%	0.25%

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Notes to Financial Statements	(Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class C and Class C-2 shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed through July 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO High Yield Municipal Bond Fund	$0

PIMCO Municipal Bond Fund	0

PIMCO New York Municipal Bond Fund	0

PIMCO Short Duration Municipal Income Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these

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arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Intermediate Municipal Bond Fund	$0	$0	$104,067	$87,150

PIMCO California Municipal Bond Fund	0	0	52,238	34,568

PIMCO California Short Duration Municipal Income Fund	0	0	78,323	71,482

PIMCO High Yield Municipal Bond Fund	0	0	962,423	1,149,998

PIMCO Municipal Bond Fund	0	0	1,125,248	839,426

PIMCO National Intermediate Municipal Bond Fund	0	0	48,519	47,374

PIMCO New York Municipal Bond Fund	0	0	161,593	146,912

PIMCO Short Duration Municipal Income Fund	0	0	231,539	229,617

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Intermediate Municipal Bond Fund				PIMCO California Municipal Bond Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	6,995	$70,779	4,184	$42,319	1,781	$20,986	3,333	$38,470

I-2	395	3,974	675	6,837	1,079	12,648	1,496	17,392

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	1,157	11,689	1,827	18,503	835	9,855	2,598	30,161

Class C	6	55	89	897	89	1,055	88	1,024

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	180	1,807	98	988	61	708	49	569

I-2	30	301	37	370	34	399	19	217

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	88	883	122	1,232	58	682	49	571

Class C	2	22	7	71	2	19	2	20

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(3,986)	(39,664)	(1,238)	(12,464)	(1,490)	(17,387)	(1,278)	(14,824)

I-2	(485)	(4,869)	(522)	(5,263)	(973)	(11,339)	(83)	(971)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(3,045)	(30,228)	(1,507)	(15,128)	(921)	(10,728)	(1,397)	(16,144)

Class C	(166)	(1,671)	(325)	(3,310)	(67)	(784)	(32)	(367)

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	1,171	$13,078	3,447	$35,052	488	$6,114	4,844	$56,118

ANNUAL REPORT	|	MARCH 31, 2022	93

Notes to Financial Statements	(Cont.)

	PIMCO California Short Duration Municipal Income Fund				PIMCO High Yield Municipal Bond Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022				Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount
Receipts for shares sold

Institutional Class	5,983	$59,082	5,049	$50,247	83,916		$819,358		160,481	$1,522,006

I-2	2,061	20,087	857	8,505	36,184		352,600		47,226	442,179

I-3	N/A	N/A	N/A	N/A	128	(a)	1,225	(a)	N/A	N/A

Class A	426	4,240	2,939	29,199	27,182		267,493		41,861	392,779

Class C	N/A	N/A	N/A	N/A	1,406		13,828		1,768	16,659

Class C-2	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A
Issued as reinvestment of distributions

Institutional Class	105	1,040	117	1,165	5,407		52,822		3,368	31,938

I-2	15	144	17	174	2,022		19,761		1,243	11,770

I-3	N/A	N/A	N/A	N/A	1	(a)	9	(a)	N/A	N/A

Class A	20	194	25	248	2,937		28,698		2,254	21,252

Class C	N/A	N/A	N/A	N/A	183		1,787		185	1,738

Class C-2	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A
Cost of shares redeemed

Institutional Class	(6,245)	(61,732)	(4,537)	(45,197)	(101,196)		(993,084)		(70,509)	(668,331)

I-2	(982)	(9,744)	(563)	(5,619)	(34,987)		(338,087)		(16,125)	(151,348)

I-3	N/A	N/A	N/A	N/A	(29	)(a)	(275	)(a)	N/A	N/A

Class A	(1,678)	(16,624)	(2,393)	(23,790)	(32,102)		(312,766)		(24,514)	(229,616)

Class C	N/A	N/A	N/A	N/A	(2,235)		(21,838)		(4,474)	(42,304)

Class C-2	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(295)	$(3,313)	1,511	$14,932	(11,183)		$(108,469)		142,764	$1,348,722

	PIMCO Municipal Bond Fund					PIMCO National Intermediate Municipal Bond Fund

	Year Ended 03/31/2022			Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount		Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	42,318	$441,948		29,225	$298,188	2,337	$25,566	2,929	$31,947

I-2	29,239	304,397		33,818	343,842	1,071	11,737	2,460	27,016

I-3	55 (a)	563	(a)	N/A	N/A	N/A	N/A	N/A	N/A

Class A	13,374	139,998		51,766	529,762	1,981	21,780	1,570	17,206

Class C	669	7,019		1,731	17,709	46	504	79	875

Class C-2	N/A	N/A		N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	1,526	15,855		978	10,026	160	1,746	140	1,530

I-2	740	7,691		679	6,969	74	810	64	701

I-3	0 (a)	2	(a)	N/A	N/A	N/A	N/A	N/A	N/A

Class A	1,357	14,121		1,261	12,959	74	805	65	706

Class C	50	518		76	775	2	27	3	28

Class C-2	N/A	N/A		N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(20,203)	(207,697)		(14,727)	(150,329)	(1,941)	(21,197)	(1,688)	(18,316)

I-2	(24,609)	(252,333)		(15,540)	(159,936)	(1,753)	(19,237)	(613)	(6,715)

I-3	0 (a)	(2	)(a)	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(37,551)	(385,478)		(13,143)	(134,875)	(1,356)	(14,860)	(1,102)	(11,939)

Class C	(1,397)	(14,535)		(3,370)	(34,960)	(47)	(518)	(90)	(985)

Class C-2	N/A	N/A		N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	5,568	$72,067		72,754	$740,130	648	$7,163	3,817	$42,054

94	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2022

	PIMCO New York Municipal Bond Fund				PIMCO Short Duration Municipal Income Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	4,594	$54,025	5,883	$68,253	23,742	$203,147	12,999		$111,088

I-2	2,614	30,848	3,161	36,767	12,576	107,359	12,814		109,414

I-3	11 (a)	121 (a)	N/A	N/A	1 (a)	10 (a)	N/A		N/A

Class A	5,215	61,679	10,180	118,482	16,799	143,843	56,354		481,883

Class C	156	1,859	282	3,262	211	1,797	215		1,841

Class C-2	N/A	N/A	N/A	N/A	22	185	10	(b)	85	(b)
Issued as reinvestment of distributions

Institutional Class	295	3,477	284	3,305	241	2,060	207		1,765

I-2	124	1,461	97	1,130	107	909	91		777

I-3	0 (a)	0 (a)	N/A	N/A	0 (a)	0 (a)	N/A		N/A

Class A	521	6,143	560	6,516	159	1,360	184		1,576

Class C	15	178	19	223	2	16	4		33

Class C-2	N/A	N/A	N/A	N/A	0	0	0	(b)	0	(b)
Cost of shares redeemed

Institutional Class	(3,119)	(36,367)	(3,668)	(42,621)	(21,707)	(185,642)	(4,989)		(42,602)

I-2	(2,525)	(29,488)	(1,066)	(12,318)	(9,657)	(82,498)	(7,027)		(60,182)

I-3	0 (a)	0 (a)	N/A	N/A	0 (a)	0 (a)	N/A		N/A

Class A	(10,430)	(121,535)	(10,620)	(123,355)	(22,603)	(193,119)	(40,919)		(350,171)

Class C	(440)	(5,176)	(588)	(6,860)	(209)	(1,780)	(415)		(3,553)

Class C-2	N/A	N/A	N/A	N/A	(6)	(48)	(6	)(b)	(50	)(b)

Net increase (decrease) resulting from Fund share transactions	(2,969)	$(32,775)	4,524	$52,784	(322)	$(2,401)	29,522		$251,904

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class I-3 was July 30, 2021.
(b)	Inception date of Class C-2 was October 21, 2020.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO California Intermediate Municipal Bond Fund	1	0	17%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

ANNUAL REPORT	|	MARCH 31, 2022	95

Notes to Financial Statements	(Cont.)

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO California Intermediate Municipal Bond Fund	$281	$0	$0	$(2,955)	$(60)	$(4,091)	$0	$0	$(6,825)

PIMCO California Municipal Bond Fund	116	0	0	(1,958)	(9)	(1,521)	0	0	(3,372)

PIMCO California Short Duration Municipal Income Fund	108	0	0	(2,190)	(3)	(5,262)	0	0	(7,347)

PIMCO High Yield Municipal Bond Fund	9,578	0	4,511	(38,542)	(1,000)	0	(8,045)	0	(33,498)

PIMCO Municipal Bond Fund	4,368	0	0	(18,264)	(598)	(18,550)	0	0	(33,044)

PIMCO National Intermediate Municipal Bond Fund	0	0	0	(1,529)	(4)	(3,006)	0	0	(4,539)

PIMCO New York Municipal Bond Fund	309	0	0	(4,731)	(31)	(4,237)	0	0	(8,690)

PIMCO Short Duration Municipal Income Fund	464	0	0	(5,114)	(1)	(10,950)	0	0	(15,601)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, interest accrued on defaulted securities, inverse floaters, and partnership investments.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Intermediate Municipal Bond Fund	$3,737	$354

PIMCO California Municipal Bond Fund	1,472	49

PIMCO California Short Duration Municipal Income Fund	5,007	255

PIMCO High Yield Municipal Bond Fund	0	0

PIMCO Municipal Bond Fund	18,550	0

PIMCO National Intermediate Municipal Bond Fund	2,421	585

PIMCO New York Municipal Bond Fund	4,237	0

PIMCO Short Duration Municipal Income Fund	8,593	2,357

†	A zero balance may reflect actual amounts rounding to less than one thousand.

96	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2022

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO California Intermediate Municipal Bond Fund	$221,388	$2,691	$(5,647)	$(2,956)

PIMCO California Municipal Bond Fund	119,883	1,545	(3,504)	(1,959)

PIMCO California Short Duration Municipal Income Fund	162,589	322	(2,511)	(2,189)

PIMCO High Yield Municipal Bond Fund	2,882,874	90,540	(128,909)	(38,369)

PIMCO Municipal Bond Fund	1,984,111	39,615	(57,786)	(18,171)

PIMCO National Intermediate Municipal Bond Fund	184,169	2,212	(3,741)	(1,529)

PIMCO New York Municipal Bond Fund	609,175	10,536	(15,266)	(4,730)

PIMCO Short Duration Municipal Income Fund	493,484	1,723	(6,836)	(5,113)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, interest accrued on defaulted securities, inverse floaters, and partnership investments.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2022				March 31, 2021

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO California Intermediate Municipal Bond Fund	$3,533	$185	$0	$0	$3,564	$60	$0	$0

PIMCO California Municipal Bond Fund	1,749	162	0	0	1,443	59	0	0

PIMCO California Short Duration Municipal Income Fund	1,357	67	0	0	1,617	42	0	0

PIMCO High Yield Municipal Bond Fund	79,460	27,843	10,502	0	57,591	11,910	7,312	0

PIMCO Municipal Bond Fund	41,667	3,014	0	0	34,142	1,919	0	0

PIMCO National Intermediate Municipal Bond Fund	3,070	383	0	0	2,924	112	0	0

PIMCO New York Municipal Bond Fund	11,052	547	0	0	11,082	257	0	0

PIMCO Short Duration Municipal Income Fund	3,996	381	0	0	4,017	150	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2022	97

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (eight of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

98	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Index/Spread Abbreviations:

MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0001M	ICE 1-Month USD LIBOR	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:

AGC	Assured Guaranty Corp.	CM	California Mortgage Insurance	PSF	Public School Fund

AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.	Q-SBLF	Qualified School Bond Loan Fund

AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	SGI	Syncora Guarantee, Inc.

BAM	Build America Mutual Assurance	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

BABs	Build America Bonds	TBA	To-Be-Announced

ANNUAL REPORT	|	MARCH 31, 2022	99

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction%	Qualified Dividend Income%	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends

PIMCO California Intermediate Municipal Bond Fund	0%	0%	$0	$0	$0

PIMCO California Municipal Bond Fund	0%	0%	0	0	0

PIMCO California Short Duration Municipal Income Fund	0%	0%	0	0	0

PIMCO High Yield Municipal Bond Fund	0%	0%	0	15,151	0

PIMCO Municipal Bond Fund	0%	0%	0	0	0

PIMCO National Intermediate Municipal Bond Fund	0%	0%	0	0	0

PIMCO New York Municipal Bond Fund	0%	0%	0	0	0

PIMCO Short Duration Municipal Income Fund	0%	0%	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO California Intermediate Municipal Bond Fund	0%

PIMCO California Municipal Bond Fund	0%

PIMCO California Short Duration Municipal Income Fund	0%

PIMCO High Yield Municipal Bond Fund	0%

PIMCO Municipal Bond Fund	0%

PIMCO National Intermediate Municipal Bond Fund	0%

PIMCO New York Municipal Bond Fund	0%

PIMCO Short Duration Municipal Income Fund	0%

100	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2022	101

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

102	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	MARCH 31, 2022	103

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021.

The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

104	PIMCO TAX-EFFICIENT STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3009AR_033122

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	March 31, 2022	$5,911,974
	March 31, 2021	$6,006,823

Fiscal Year Ended	Audit-Related Fees(1)

(b)	March 31, 2022	$—
	March 31, 2021	$—

(c)	Fiscal Year Ended
	March 31, 2022	Tax Fees
	March 31, 2021	$54,000
		$—

(d)	Fiscal Year Ended	All Other Fees (2)
	March 31, 2022	$—
	March 31, 2021	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	March 31, 2022	March 31, 2021
PIMCO Funds	$54,000	$—
Pacific Investment Management Company LLC (“PIMCO”)	21,174,705	18,653,630

Totals	$21,228,705	$18,653,630

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.
(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(a)(3)	Not applicable for open-end investment companies.
(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.
(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: June 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: June 2, 2022

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: June 2, 2022